        As filed with the United State Securities and Exchange Commission on April 28, 2008


                                             1933 Act Registration No. 002-57526
                                             1940 Act Registration No. 811-02699

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]

     Pre-Effective Amendment No.                                             [ ]


     Post-Effective Amendment No. 68                                         [X]


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]


     Amendment No. 64


                        (Check appropriate box or boxes.)

                                AIM GROWTH SERIES
               (Exact name of Registrant as Specified in Charter)

                 11 Greenway Plaza, Suite 100, Houston, TX 77046
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (713) 626-1919


                              John M. Zerr, Esquire
                 11 Greenway Plaza, Suite 100, Houston, TX 77046
                     (Name and Address of Agent for Service)


                                    Copy to:


Stephen R. Rimes, Esquire      E. Carolan Berkley, Esquire
Invesco Aim Advisors, Inc.     Stradley Ronon Stevens & Young, LLP
11 Greenway Plaza, Suite 100   2600 One Commerce Square
Houston, Texas 77046-1173      Philadelphia, Pennsylvania 19103


Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Amendment.

It is proposed that this filing will become effective (check appropriate box):

[ ]  immediately upon filing pursuant to paragraph (b)


[X]  on (May 1, 2008) pursuant to paragraph (b)


[ ]  60 days after filing pursuant to paragraph (a)(1)


[ ]  on (date) pursuant to paragraph (a)(1)


[ ]  75 days after filing pursuant to paragraph (a)(2)

[ ]  on (date) pursuant to paragraph (a)(2)

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                            AIM BASIC VALUE FUND

                                                                     PROSPECTUS
                                                                    May 1, 2008

AIM Basic Value Fund's investment objective is to provide long-term growth of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, B, C and R shares of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                              --------------------
                              AIM BASIC VALUE FUND
                              --------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY                                  1
------------------------------------------------------
PERFORMANCE INFORMATION                              1
------------------------------------------------------
Annual Total Returns                                 1
Performance Table                                    2
FEE TABLE AND EXPENSE EXAMPLE                        3
------------------------------------------------------
Fee Table                                            3
Expense Example                                      3
HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                        4
------------------------------------------------------
INVESTMENT OBJECTIVE, STRATEGIES AND RISKS           5
------------------------------------------------------
Objective and Strategies                             5
Risks                                                6
DISCLOSURE OF PORTFOLIO HOLDINGS                     6
------------------------------------------------------
FUND MANAGEMENT                                      6
------------------------------------------------------
The Advisors                                         6
Advisor Compensation                                 7
Portfolio Managers                                   7
OTHER INFORMATION                                    8
------------------------------------------------------
Sales Charges                                        8
Dividends and Distributions                          8
FINANCIAL HIGHLIGHTS                                 9
------------------------------------------------------
GENERAL INFORMATION                                A-1
------------------------------------------------------
Choosing a Share Class                             A-1
Share Class Eligibility                            A-1
Distribution and Service (12b-1) Fees              A-2
Initial Sales Charges (Class A Shares
  Only)                                            A-2
Contingent Deferred Sales Charges (CDSCs)          A-4
Redemption Fees                                    A-5
Purchasing Shares                                  A-6
Redeeming Shares                                   A-8
Exchanging Shares                                  A-9
Rights Reserved by the Funds                      A-11
Pricing of Shares                                 A-11
Taxes                                             A-12
Payments to Financial Advisors                    A-13
Excessive Short-Term Trading Activity
  (Market Timing) Disclosures                     A-13
OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------


The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc. and AIM Funds Management Inc.

    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                              --------------------
                              AIM BASIC VALUE FUND
                              --------------------

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital.
    The fund seeks to meet this objective by investing, normally, at least 65% of its total assets in equity securities of U.S. issuers that have market capitalizations in excess of $5 billion. In selecting securities for the fund's portfolio, the portfolio managers seek to invest in companies with market prices that the portfolio managers believe are significantly below the portfolio managers' estimates of intrinsic value. The fund may also invest up to 25% of its total assets in foreign securities.
    Among the principal risks of investing in the fund, which could adversely affect its net asset value, yield and total return are:


Market Risk             Foreign Securities Risk  Leverage Risk
Value Investing Risk    Derivatives Risk         Management Risk
Equity Securities Risk


    Please see "Investment Objective, Strategies and Risks" for a description of these risks.
    There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will rise and fall with the prices of the securities in which the fund invests.
    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS(1)
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.


                                                                                   ANNUAL
YEAR ENDED                                                                         TOTAL
DECEMBER 31                                                                       RETURNS
-----------                                                                       --------
1998............................................................................     7.02%
1999............................................................................    32.04%
2000............................................................................    20.25%
2001............................................................................     0.13%
2002............................................................................   -23.14%
2003............................................................................    33.76%
2004............................................................................    10.88%
2005............................................................................     5.55%
2006............................................................................    13.17%
2007............................................................................     1.06%


(1) The fund's return during certain periods was positively impacted by its investments in initial public offerings (IPOs). There can be no assurance that the fund will have favorable IPO investment opportunities in the future. For additional information regarding the funds performance, please see the "Financial Highlights" section of this prospectus.


    The Class A shares' year-to-date total return as of March 31, 2008 is -12.48%.


    During the periods shown in the bar chart, the highest quarterly return was 21.10% (quarter ended June 30, 1999) and the lowest quarterly return was -20.82% (quarter ended September 30, 2002).

                              --------------------
                              AIM BASIC VALUE FUND
                              --------------------

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.


AVERAGE ANNUAL TOTAL RETURNS(1)
-------------------------------------------------------------------------------------------
(for the periods ended                                            SINCE         INCEPTION
December 31, 2007)              1 YEAR     5 YEARS    10 YEARS   INCEPTION(2)     DATE
-------------------------------------------------------------------------------------------
Class A                                                                          10/18/95
  Return Before Taxes            (4.49)%    11.09%      8.27%          --
  Return After Taxes on
     Distributions               (6.62)     10.41       7.82           --
  Return After Taxes on
     Distributions and Sale of
     Fund Shares                 (0.11)      9.69       7.25           --
Class B                                                                          10/18/95
  Return Before Taxes            (3.91)     11.32       8.31           --
Class C                                                                          05/03/99
  Return Before Taxes            (0.54)     11.58         --         6.59%
Class R(3)                                                                       10/18/95(3)
  Return Before Taxes             0.82      12.12       8.68           --
-------------------------------------------------------------------------------------------
S&P 500--Registered
  Trademark-- Index(4)            5.49      12.82       5.91           --
Russell 1000--Registered
  Trademark-- Value Index(4,5)   (0.17)     14.63       7.68           --
Lipper Large-Cap Value Funds
  Index(4,6)                      2.46      13.04       6.12           --
-------------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for Class B, C and R shares will vary.

(1) The fund's return during certain periods was positively impacted by its investments in IPOs. There can be no assurance that the fund will have favorable IPO investment opportunities in the future. For additional information regarding the fund's performance, please see the "Financial Highlights" section of this prospectus.
(2) Since Inception performance is only provided for a class with less than ten calendar years of performance.

(3) The returns shown for the one year and five year periods are the historical return of the fund's Class R shares. The returns shown for other periods are the blended returns of the historical performance of the fund's Class R shares since their inception and the restated historical performance of the fund's Class A shares (for periods prior to inception of the Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class R shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Class R shares is June 3, 2002.

(4) The Standard & Poor's 500 Index is a market capitalization-weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry. The fund has also included the Russell 1000--Registered Trademark-- Value Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Large-Cap Value Funds Index (which may or may not include the fund) is included for comparison to a peer group.
(5) The Russell 1000--Registered Trademark-- Value Index measures the performance of those Russell 1000 companies with the lower price-to-book ratios and lower forecasted growth values. The Russell 1000--Registered Trademark--Value Index is a trademark/service mark of the Frank Russell Company. Russell--Registered Trademark-- is a trademark of the Frank Russell Company.
(6) The Lipper Large-Cap Value Funds Index is an equally weighted representation of the largest funds in the Lipper Large-Cap Value Funds category. These funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and a three-year sales-per-share growth value, compared to the S&P 500--Registered Trademark-- Index.

                              --------------------
                              AIM BASIC VALUE FUND
                              --------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
-----------------------------------------------------------------------------------
(fees paid directly from your
investment)                           CLASS A     CLASS B     CLASS C     CLASS R
-----------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Purchases
(as a percentage of offering price)     5.50%       None        None        None

Maximum Deferred Sales Charge (Load)
(as a percentage of original
purchase price or redemption
proceeds, whichever is less)            None(1)     5.00%       1.00%       None(1)
-----------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES(2)
-----------------------------------------------------------------------------------
(expenses that are deducted from fund
assets)                                    CLASS A    CLASS B    CLASS C    CLASS R
-----------------------------------------------------------------------------------
Management Fees(3)                          0.62%      0.62%      0.62%      0.62%

Distribution and/or Service (12b-1) Fees    0.25       1.00       1.00       0.50

Other Expenses                              0.27       0.27       0.27       0.27

Acquired Fund Fees and Expenses             0.00       0.00       0.00       0.00

Total Annual Fund Operating Expenses        1.14       1.89       1.89       1.39
-----------------------------------------------------------------------------------


(1) A contingent deferred sales charge may apply in some cases. See "General Information--Contingent Deferred Sales Charges (CDSCs)."

(2) There is no guarantee that actual expenses will be the same as those shown in the table.


(3) Effective July 1, 2007, the Board of Trustees approved a reduced contractual advisory fee schedule for the fund. Prior to such date, the funds' advisor had contractually agreed to waive advisory fees to the same reduced advisory fee schedule. Pursuant to the new fee schedule, the fund's maximum annual advisory fee rate ranges from 0.695% (for average net assets up to $250 million) to 0.52% (for average net assets over $10 billion). Management Fees have been restated to reflect the new fee schedule.


    If a financial institution is managing your account, you may also be charged a transaction or other fee by such financial institution.
    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.
    The expense example assumes you:
    (i)   invest $10,000 in the fund for the time periods indicated;
    (ii)  redeem all of your shares at the end of the periods indicated;
    (iii) earn a 5% return on your investment before operating expenses each year;
    (iv) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements); and
    (v) incur applicable initial sales charges (see "General Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge).
    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                                           1 YEAR   3 YEARS   5 YEARS    10 YEARS
-----------------------------------------------------------------------------------
Class A                                     $660     $892     $1,143      $1,860
Class B                                      692      894      1,221       2,016(1)
Class C                                      292      594      1,021       2,212
Class R                                      142      440        761       1,669
-----------------------------------------------------------------------------------

                              --------------------
                              AIM BASIC VALUE FUND
                              --------------------

    You would pay the following expenses if you did not redeem your shares:


                                           1 YEAR   3 YEARS   5 YEARS    10 YEARS
-----------------------------------------------------------------------------------
Class A                                     $660     $892     $1,143      $1,860
Class B                                      192      594      1,021       2,016(1)
Class C                                      192      594      1,021       2,212
Class R                                      142      440        761       1,669
-----------------------------------------------------------------------------------


(1) Assumes conversion of Class B shares to Class A shares, which occurs on or about the end of the month which is at least 8 years after the date on which shares were purchased, lowering your annual fund operating expenses from that time on.

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between Invesco Aim Advisors, Inc. and certain of its affiliates and the New York Attorney General requires Invesco Aim Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:

  - You invest $10,000 in the fund and hold it for the entire 10-year period;

  - Your investment has a 5% return before expenses each year;


  - Hypotheticals both with and without any applicable initial sales charge applied (see "General Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge); and


  - There is no sales charge on reinvested dividends.
    There is no assurance that the annual expense ratio will be the expense ratio for the fund classes for any of the years shown. To the extent that Invesco Aim Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

CLASS A (INCLUDES MAXIMUM
SALES CHARGE)                   YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.14%        1.14%        1.14%        1.14%        1.14%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                        (1.85%)       1.94%        5.87%        9.96%       14.20%
End of Year Balance           $ 9,814.77   $10,193.62   $10,587.09   $10,995.76   $11,420.19
Estimated Annual Expenses     $   659.81   $   114.05   $   118.45   $   123.02   $   127.77
--------------------------------------------------------------------------------------------

CLASS A (INCLUDES MAXIMUM
SALES CHARGE)                   YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.14%        1.14%        1.14%        1.14%        1.14%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        18.61%       23.19%       27.94%       32.88%       38.01%
End of Year Balance           $11,861.01   $12,318.85   $12,794.35   $13,288.22   $13,801.14
Estimated Annual Expenses     $   132.70   $   137.83   $   143.15   $   148.67   $   154.41
--------------------------------------------------------------------------------------------


CLASS A (WITHOUT MAXIMUM
SALES CHARGE)                   YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.14%        1.14%        1.14%        1.14%        1.14%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         3.86%        7.87%       12.03%       16.36%       20.85%
End of Year Balance           $10,386.00   $10,786.90   $11,203.27   $11,635.72   $12,084.86
Estimated Annual Expenses     $   116.20   $   120.69   $   125.34   $   130.18   $   135.21
--------------------------------------------------------------------------------------------

CLASS A (WITHOUT MAXIMUM
SALES CHARGE)                   YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.14%        1.14%        1.14%        1.14%        1.14%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        25.51%       30.36%       35.39%       40.62%       46.04%
End of Year Balance           $12,551.33   $13,035.82   $13,539.00   $14,061.60   $14,604.38
Estimated Annual Expenses     $   140.43   $   145.85   $   151.48   $   157.32   $   163.40
--------------------------------------------------------------------------------------------


CLASS B(2)                      YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.89%        1.89%        1.89%        1.89%        1.89%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         3.11%        6.32%        9.62%       13.03%       16.55%
End of Year Balance           $10,311.00   $10,631.67   $10,962.32   $11,303.25   $11,654.78
Estimated Annual Expenses     $   191.94   $   197.91   $   204.06   $   210.41   $   216.95
--------------------------------------------------------------------------------------------

CLASS B(2)                      YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.89%        1.89%        1.89%        1.14%        1.14%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        20.17%       23.91%       27.76%       32.70%       37.82%
End of Year Balance           $12,017.24   $12,390.98   $12,776.34   $13,269.50   $13,781.70
Estimated Annual Expenses     $   223.70   $   230.66   $   237.83   $   148.46   $   154.19
--------------------------------------------------------------------------------------------


CLASS C(2)                      YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.89%        1.89%        1.89%        1.89%        1.89%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         3.11%        6.32%        9.62%       13.03%       16.55%
End of Year Balance           $10,311.00   $10,631.67   $10,962.32   $11,303.25   $11,654.78
Estimated Annual Expenses     $   191.94   $   197.91   $   204.06   $   210.41   $   216.95
--------------------------------------------------------------------------------------------

CLASS C(2)                      YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.89%        1.89%        1.89%        1.89%        1.89%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        20.17%       23.91%       27.76%       31.74%       35.83%
End of Year Balance           $12,017.24   $12,390.98   $12,776.34   $13,173.68   $13,583.38
Estimated Annual Expenses     $   223.70   $   230.66   $   237.83   $   245.23   $   252.85
--------------------------------------------------------------------------------------------

                              --------------------
                              AIM BASIC VALUE FUND
                              --------------------

CLASS R                         YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.39%        1.39%        1.39%        1.39%        1.39%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         3.61%        7.35%       11.23%       15.24%       19.40%
End of Year Balance           $10,361.00   $10,735.03   $11,122.57   $11,524.09   $11,940.11
Estimated Annual Expenses     $   141.51   $   146.62   $   151.91   $   157.39   $   163.08
--------------------------------------------------------------------------------------------

CLASS R                         YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.39%        1.39%        1.39%        1.39%        1.39%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        23.71%       28.18%       32.80%       37.60%       42.57%
End of Year Balance           $12,371.15   $12,817.75   $13,280.47   $13,759.89   $14,256.63
Estimated Annual Expenses     $   168.96   $   175.06   $   181.38   $   187.93   $   194.71
--------------------------------------------------------------------------------------------


(1) Your actual expenses may be higher or lower than those shown.

(2) The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through six for Class B and year one for Class C has not been deducted.

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

OBJECTIVE AND STRATEGIES

The fund's investment objective is long-term growth of capital. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet this objective by investing, normally, at least 65% of its total assets in equity securities of U.S. issuers that have market capitalizations in excess of $5 billion. In complying with the fund's 65% investment requirement, the fund will invest primarily in marketable equity securities the portfolio managers believe have the potential for capital growth, and its investments may include synthetic and derivative instruments. Synthetic and derivative instruments are investments that have economic characteristics similar to the fund's direct investments. Synthetic and derivative instruments that the fund may invest in include futures contracts, option contracts, and equity linked derivatives. Synthetic and derivative instruments may have the effect of leveraging the fund's portfolio.

    In selecting securities, the portfolio managers emphasize the following characteristics, although not all investments will have these attributes:

    - Buy businesses trading at a significant discount to portfolio managers' estimate of intrinsic value. A company's market price must generally offer 50% appreciation potential to estimated intrinsic value over a 2 to 3 year time period.


    - Emphasize quality businesses with potential to grow intrinsic value over time. They seek established companies which they believe have solid growth prospects, the ability to earn an attractive return on invested capital and a management team that exhibits intelligent capital allocation skills.


    They estimate a company's intrinsic value primarily by taking the present value of projected future free cash flows (i.e. the excess cash generated by the business after considering all cash inflows and outflows to operate the business). They believe this intrinsic value represents the fair economic worth of the business and a value that an informed buyer would pay to acquire the entire company for cash. They check this valuation method with long-run absolute valuation characteristics (including price-to-earnings ratio and price-to-book value ratio) adjusted for the prevailing inflation and interest rate environment.
    The portfolio managers will consider selling a security to capitalize on a more attractive investment opportunity, if a security is trading significantly above the portfolio managers' estimate of intrinsic value or if there is a permanent, fundamental deterioration in business prospects that results in inadequate upside potential to estimated intrinsic value.
    The portfolio managers seek to achieve strong long-term performance by constructing a diversified portfolio of typically 40-60 stocks that offers value content greater than the broad market, as measured by the portfolio's aggregate discount to the portfolio managers' estimated intrinsic value of the portfolio. The investment process is fundamental in nature and focused on individual companies as opposed to macro economic forecasts or specific industry exposure. The portfolio construction process is intended to preserve and grow the estimated intrinsic value of the fund's portfolio rather than mirror the composition or sector weights of any benchmark.
    The fund may also invest up to 25% of its total assets in foreign securities.
    The fund's investments in the types of securities described in this prospectus vary from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.
    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests; or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of the fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.

                              --------------------
                              AIM BASIC VALUE FUND
                              --------------------

RISKS

The principal risks of investing in the fund are:
    Market Risk--The prices of and the income generated by securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.

    Value Investing Risk--Value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Value stocks tend to be currently out-of-favor with many investors and can continue to be undervalued for long periods of time and may not ever realize their full value.

    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

    Foreign Securities Risk--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

    Derivatives Risk--The value of "derivatives"--so-called because their value "derives" from the value of an underlying asset (including an underlying security), reference rate or index--may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. Derivatives may be used to create synthetic exposure to an underlying asset or to hedge a portfolio risk. If the fund uses derivatives to "hedge" a portfolio risk, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the fund's portfolio. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the fund.
    Leverage Risk--The use of derivatives may give rise to a form of leverage. Leverage may cause the fund's portfolio to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities held by the fund.
    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for the fund is available at http://www.invescoaim.com. To reach this information, access the fund's overview page on the website. Links to the following fund information are located in the upper right side of this website page:

---------------------------------------------------------------------------------------------------------------------------------
                                                    APPROXIMATE DATE OF                          INFORMATION REMAINS
INFORMATION                                           WEBSITE POSTING                             POSTED ON WEBSITE
---------------------------------------------------------------------------------------------------------------------------------
 Top ten holdings as of month-end        15 days after month-end                      Until posting of the following month's top
                                                                                      ten holdings
---------------------------------------------------------------------------------------------------------------------------------
 Complete portfolio holdings as of       30 days after calendar quarter-end           For one year
 calendar quarter-end
---------------------------------------------------------------------------------------------------------------------------------

    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information, which is available at http://www.invescoaim.com.

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS

Invesco Aim Advisors, Inc. (the advisor or Invesco Aim) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the fund and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the fund:

    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at Bleichstrasse 60-62, Frankfurt, Germany 60313, which has acted as an investment advisor since 1998.
    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.

                              --------------------
                              AIM BASIC VALUE FUND
                              --------------------

    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.
    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.
    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at One Midtown Plaza, 1360 Peachtree Street, N.E., Suite 100, Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.
    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.
    Invesco Institutional (N.A.), Inc. (Invesco Institutional), located at One Midtown Plaza, 1360 Peachtree Street, N.E., Suite 100, Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.
    Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.

    AIM Funds Management Inc. (AFMI), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1994. AFMI anticipates changing its name to Invesco Trimark Management Inc. on or prior to December 31, 2008.

    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.
    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.
    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION


During the fiscal year ended December 31, 2007, the advisor received compensation of 0.61% of average daily net assets after fee waivers.


    Invesco Aim, not the fund, pays sub-advisory fees, if any.


    A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement of the fund is available in the fund's most recent report to shareholders for the six-month period ended June 30.


PORTFOLIO MANAGERS

The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:


- Bret W. Stanley (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with Invesco Aim and/or its affiliates since 1998. As the lead manager, Mr. Stanley generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Stanley may perform these functions, and the nature of these functions, may change from time to time.



- R. Canon Coleman II, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with Invesco Aim and/or its affiliates since 1999.



- Matthew W. Seinsheimer, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with Invesco Aim and/or its affiliates since 1998.



- Michael J. Simon, Senior Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with Invesco Aim and/or its affiliates since 2001.


    More information on the portfolio managers may be found on the advisor's website http://www.invescoaim.com. The website is not part of this prospectus.
    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

                              --------------------
                              AIM BASIC VALUE FUND
                              --------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Basic Value Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "General Information--Initial Sales Charges (Class A Shares
Only)" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to a contingent deferred sales charge. Purchases of Class B and Class C shares are subject to a contingent deferred sales charge. Certain purchases of Class R shares may be subject to a contingent deferred sales charge. For more information on contingent deferred sales charges, see "General Information--Contingent Deferred Sales Charges (CDSCs)" section of this prospectus.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS


The fund generally distributes long-term and short-term capital gains, if any, annually, but may declare and pay capital gains distributions more than once per year as permitted by law.

                              --------------------
                              AIM BASIC VALUE FUND
                              --------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.
    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

    For a discussion of how investments in IPOs affected the fund's performance, see the "Performance Information" section of this prospectus.


                                                                                           CLASS A
                                                            ---------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                            ---------------------------------------------------------------------
                                                               2007             2006          2005          2004          2003
                                                            ----------       ----------    ----------    ----------    ----------
Net asset value, beginning of period                        $    36.61       $    34.22    $    32.42    $    29.24    $    21.86
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.12             0.14          0.06         (0.03)        (0.06)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.24             4.38          1.74          3.21          7.44
=================================================================================================================================
    Total from investment operations                              0.36             4.52          1.80          3.18          7.38
=================================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.02)           (0.03)           --            --            --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (5.44)           (2.10)           --            --            --
=================================================================================================================================
    Total distributions                                          (5.46)           (2.13)           --            --            --
=================================================================================================================================
Net asset value, end of period                              $    31.51       $    36.61    $    34.22    $    32.42    $    29.24
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(a)                                                   1.07%           13.20%         5.55%        10.88%        33.76%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $2,404,900       $3,173,889    $3,682,420    $4,480,701    $3,812,300
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.14%(b)         1.15%         1.19%         1.29%         1.34%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.17%(b)         1.20%         1.25%         1.31%         1.34%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                          0.31%(b)         0.36%         0.15%        (0.11)%       (0.28)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                             23%              14%           12%           15%           20%
_________________________________________________________________________________________________________________________________
=================================================================================================================================



(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.


(b) Ratios are based on average daily net assets of $2,846,895,786.

()

                              --------------------
                              AIM BASIC VALUE FUND
                              --------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                           CLASS B
                                                            ---------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                            ---------------------------------------------------------------------
                                                               2007             2006          2005          2004          2003
                                                            ----------       ----------    ----------    ----------    ----------
Net asset value, beginning of period                        $    33.95       $    32.09    $    30.62    $    27.80    $    20.91
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.15)           (0.14)        (0.19)        (0.23)        (0.21)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.23             4.10          1.66          3.05          7.10
=================================================================================================================================
    Total from investment operations                              0.08             3.96          1.47          2.82          6.89
=================================================================================================================================
Less distributions from net realized gains                       (5.44)           (2.10)           --            --            --
=================================================================================================================================
Net asset value, end of period                              $    28.59       $    33.95    $    32.09    $    30.62    $    27.80
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(a)                                                   0.31%           12.33%         4.80%        10.14%        32.95%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $1,015,776       $1,436,084    $1,682,608    $1,985,690    $1,946,590
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.89%(b)         1.90%         1.89%         1.94%         1.99%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.92%(b)         1.95%         1.95%         1.96%         1.99%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                         (0.44)%(b)       (0.39)%       (0.55)%       (0.76)%       (0.93)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                             23%              14%           12%           15%           20%
_________________________________________________________________________________________________________________________________
=================================================================================================================================



(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.


(b) Ratios are based on average daily net assets of $1,267,221,776.

()


                                                                                        CLASS C
                                                              -----------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                2007           2006        2005        2004        2003
                                                              --------       --------    --------    --------    --------
Net asset value, beginning of period                          $  33.95       $  32.08    $  30.61    $  27.79    $  20.91
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.15)         (0.14)      (0.19)      (0.23)      (0.21)
-------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.23           4.11        1.66        3.05        7.09
=========================================================================================================================
    Total from investment operations                              0.08           3.97        1.47        2.82        6.88
=========================================================================================================================
Less distributions from net realized gains                       (5.44)         (2.10)         --          --          --
=========================================================================================================================
Net asset value, end of period                                $  28.59       $  33.95    $  32.08    $  30.61    $  27.79
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(a)                                                   0.31%         12.37%       4.80%      10.15%      32.90%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $399,262       $508,775    $566,685    $681,234    $667,412
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.89%(b)       1.90%       1.89%       1.94%       1.99%
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.92%(b)       1.95%       1.95%       1.96%       1.99%
=========================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.44)%(b)     (0.39)%     (0.55)%     (0.76)%     (0.93)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                             23%            14%         12%         15%         20%
_________________________________________________________________________________________________________________________
=========================================================================================================================



(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.


(b) Ratios are based on average daily net assets of $470,275,769.

                              --------------------
                              AIM BASIC VALUE FUND
                              --------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                     CLASS R
                                                              ------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------
                                                               2007          2006       2005       2004       2003
                                                              -------       -------    -------    -------    -------
Net asset value, beginning of period                          $ 36.29       $ 34.00    $ 32.28    $ 29.16    $ 21.84
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.02          0.03      (0.02)     (0.06)     (0.06)
--------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         0.25          4.36       1.74       3.18       7.38
====================================================================================================================
    Total from investment operations                             0.27          4.39       1.72       3.12       7.32
====================================================================================================================
Less distributions from net realized gains                      (5.44)        (2.10)        --         --         --
====================================================================================================================
Net asset value, end of period                                $ 31.12       $ 36.29    $ 34.00    $ 32.28    $ 29.16
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(a)                                                  0.82%        12.91%      5.33%     10.70%     33.52%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $51,572       $55,718    $33,049    $29,245    $12,097
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.39%(b)      1.40%      1.39%      1.44%      1.49%
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.42%(b)      1.45%      1.45%      1.46%      1.49%
====================================================================================================================
Ratio of net investment income (loss) to average net assets      0.06%(b)      0.11%     (0.05)%    (0.26)%    (0.43)%
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate                                            23%           14%        12%        15%        20%
____________________________________________________________________________________________________________________
====================================================================================================================



(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.


(b) Ratios based on average daily net assets of $54,856,372.

                                  THE AIM FUNDS

General Information

In addition to the fund, Invesco Aim serves as investment advisor to many other mutual funds that are offered to retail investors. The following information is about all the AIM funds that offer retail share classes.

CHOOSING A SHARE CLASS

Each of the funds offer multiple classes of shares. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular class, (ii) the initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to the class, (iii) the 12b-1 fee, if any, paid by the class, and (iv) any services you may receive from a financial intermediary. Please contact your financial advisor to assist you in making your decision. Please refer to the prospectus fee table for more information on the fees and expenses of a particular fund's share classes. In addition to the share classes shown in the chart below, AIM Money Market Fund offers AIM Cash Reserve Shares and AIM Summit Fund offers Class P shares.

                          AIM FUND RETAIL SHARE CLASSES

        CLASS A               CLASS A3                CLASS B               CLASS C               CLASS R           INVESTOR CLASS
---------------------  ---------------------  ---------------------  --------------------- --------------------- -------------------
-    Initial sales     -    No initial sales  -    No initial sales  -    No initial sales -    No initial sales -   No initial
     charge which may       charge                 charge                 charge                charge               sales charge
     be waived or
     reduced

-    Contingent        -    No contingent     -    Contingent        -    Contingent       -    Contingent       -    No contingent
     deferred sales         deferred sales         deferred sales         deferred sales        deferred sales        deferred sales
     charge on certain      charge                 charge on              charge on             charge on             charge
     redemptions                                   redemptions            redemptions           certain
                                                   within six             within one            redemptions
                                                   years                  year(3)

-    12b-1 fee of      -    12b-1 fee of      -    12b-1 fee of      -    12b-1 fee of     -    12b-1 fee of     -    12b-1 fee of
     0.25%(1)               0.25%                  1.00%                  1.00%(4)              0.50%                 0.25%(1)

                       -    Does not convert  -    Converts to Class -    Does not convert -    Does not convert -    Does not
                            to Class A shares      A shares on or         to Class A            to Class A            convert to
                                                   about the end of       shares                shares                Class A shares
                                                   the month which
                                                   is at least eight
                                                   years after the
                                                   date on which
                                                   shares were
                                                   purchased along
                                                   with a pro rata
                                                   portion of
                                                   reinvested
                                                   dividends and
                                                   distributions(2)

-    Generally more    -    Available only    -    Purchase orders   -    Generally more   -    Generally,       -    Generally
     appropriate for        through a limited      limited to amount      appropriate for       available only        closed to new
     long-term              number of funds        less than              short-term            to employee           investors
     investors                                     $100,000               investors             benefit plans

                                                                     -    Purchase orders
                                                                          limited to
                                                                          amounts less
                                                                          than $1,000,000

----------
(1) Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

(2)  Class B shares of AIM Money Market Fund convert to AIM Cash Reserve Shares.

(3) CDSC does not apply to redemption of Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund unless you received Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund through an exchange from Class C shares from another AIM Fund that is still subject to a CDSC.

(4)  Class C shares of AIM Floating Rate Fund have a 12b-1 fee of 0.75%.

SHARE CLASS ELIGIBILITY

CLASS A, A3, B, C AND AIM CASH RESERVE SHARES

Class A, A3, B, C and AIM Cash Reserve Shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and employee benefit plans. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial advisor and any other intermediaries who will be involved in the servicing of your account when choosing a share class.

     Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code (the Code). These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. However, plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

CLASS P SHARES

In addition to the other share classes discussed herein, the AIM Summit Fund offers Class P shares, which were historically sold only through the AIM Summit Investors Plans I and II (each a Plan and, collectively, the Summit Plans). Class P shares are sold with no initial sales charge and have a 12b-1 fee of 0.10%. However, Class P shares are not sold to members of the general public. Only shareholders who had accounts in the Summit Plans at the close of business on December 8, 2006 may purchase Class P shares and only until the total of their combined investments in the Summit Plans and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. For a Plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30 year extended investment option.

MCF-5/08

                                  THE AIM FUNDS

CLASS R SHARES

Class R shares are generally available only to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Code; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.

INVESTOR CLASS SHARES

Some of the funds offer Investor Class shares. Investor Class shares are sold with no initial sales charge and have a maximum 12b-1 fee of 0.25%. Investor Class shares are not sold to members of the general public. Only the following persons may purchase Investor Class shares:

- Investors who established accounts prior to April 1, 2002, in Investor Class shares who have continuously maintained an account in Investor Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons). These investors are referred to as "grandfathered investors."

- Customers of certain financial intermediaries which have had relationships with the funds' distributor or any funds that offered Investor Class shares prior to April 1, 2002, who have continuously maintained such relationships. These intermediaries are referred to as "grandfathered intermediaries."

- Employee benefit plans; provided, however, that retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Code in order to purchase Investor Class shares, unless the plan is considered a grandfathered investor or the account is opened through a grandfathered intermediary. Investor Class shares are generally not available for IRAs, unless the IRA depositor is considered a grandfathered investor or the account is opened through a grandfathered intermediary.

- Any trustee, director, officer or employee of any fund or of Invesco Ltd. or any of its subsidiaries or affiliates, or any employee benefit plan maintained by any of them (this includes any immediate family members of such persons).

DISTRIBUTION AND SERVICE (12B-1) FEES

Except as noted below, each fund has adopted a distribution plan pursuant to SEC Rule 12b-1. A 12b-1 plan allows a fund to pay distribution fees to Invesco Aim Distributors, Inc. (Invesco Aim Distributors) to compensate or reimburse, as applicable, Invesco Aim Distributors for its efforts in connection with the sale and distribution of the fund's shares and for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     The following funds and share classes do not have 12b-1 plans:

-    AIM Tax-Free Intermediate Fund, Class A shares.

-    AIM Money Market Fund, Investor Class shares.

-    AIM Tax-Exempt Cash Fund, Investor Class shares.

-    Premier Portfolio, Investor Class shares.

-    Premier U.S. Government Money Portfolio, Investor Class shares.

-    Premier Tax-Exempt Portfolio, Investor Class shares.

INITIAL SALES CHARGES (CLASS A SHARES ONLY)

The funds are grouped into four categories for determining initial sales charges. The "Other Information" section of each fund's prospectus will tell you the sales charge category in which the fund is classified. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

CATEGORY I INITIAL SALES CHARGES

                                    INVESTOR'S SALES CHARGE
                                    -----------------------
                                     AS A % OF
AMOUNT INVESTED                       OFFERING    AS A % OF
IN A SINGLE TRANSACTION                PRICE     INVESTMENT
-----------------------              ---------   ----------
Less than              $   25,000      5.50%        5.82%
$ 25,000 but less than $   50,000      5.25         5.54
$ 50,000 but less than $  100,000      4.75         4.99
$100,000 but less than $  250,000      3.75         3.90
$250,000 but less than $  500,000      3.00         3.09
$500,000 but less than $1,000,000      2.00         2.04

CATEGORY II INITIAL SALES CHARGES

                                    INVESTOR'S SALES CHARGE
                                    -----------------------
                                     AS A % OF
AMOUNT INVESTED                       OFFERING    AS A % OF
IN A SINGLE TRANSACTION                PRICE     INVESTMENT
-----------------------              ---------   ----------
Less than              $   50,000      4.75%        4.99%
$ 50,000 but less than $  100,000      4.00         4.17
$100,000 but less than $  250,000      3.75         3.90
$250,000 but less than $  500,000      2.50         2.56
$500,000 but less than $1,000,000      2.00         2.04

                                  THE AIM FUNDS

CATEGORY III INITIAL SALES CHARGES

                                    INVESTOR'S SALES CHARGE
                                    -----------------------
                                     AS A % OF
AMOUNT INVESTED                       OFFERING    AS A % OF
IN A SINGLE TRANSACTION                PRICE     INVESTMENT
-----------------------              ---------   ----------
Less than              $  100,000      1.00%        1.01%
$100,000 but less than $  250,000      0.75         0.76
$250,000 but less than $1,000,000      0.50         0.50

CATEGORY IV INITIAL SALES CHARGES

                                    INVESTOR'S SALES CHARGE
                                    -----------------------
                                     AS A % OF
AMOUNT INVESTED                       OFFERING    AS A % OF
IN A SINGLE TRANSACTION                PRICE     INVESTMENT
-----------------------              ---------   ----------
Less than              $  100,000      2.50%        2.56%
$100,000 but less than $  250,000      2.00         2.04
$250,000 but less than $  500,000      1.50         1.52
$500,000 but less than $1,000,000      1.25         1.27

CLASS A SHARES SOLD WITHOUT AN INITIAL SALES CHARGE

Certain categories of investors are permitted to purchase and certain intermediaries are permitted to sell Class A shares of the funds without an initial sales charge because their transactions involve little or no expense. The investors who are entitled to purchase Class A shares without paying an initial sales charge include the following:

- Any current or retired trustee, director, officer or employee of any fund or of Invesco Ltd. or any of its subsidiaries or affiliates, or any foundation, trust or employee benefit plan maintained by any of them (this includes any immediate family members of such persons).

- Any registered representative or employee of any intermediary who has an agreement with Invesco Aim Distributors to sell shares of the funds (this includes any immediate family members of such persons).

- Any investor who purchases their shares through an approved fee-based program (this may include any type of account for which there is some alternative arrangement made between the investor and the intermediary to provide for compensation of the intermediary for services rendered in connection with the sale of the shares and maintenance of the customer relationship).

- Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which Invesco Aim Distributors acts as the prototype sponsor to another retirement plan or individual retirement account for which Invesco Aim Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a fund held through the plan or account.

- Employee benefit plans; provided, however, that they meet at least one of the following requirements:

     a.   the plan has assets of at least $1 million;

     b.   there are at least 100 employees eligible to participate in the plan;
          or

     c. all plan transactions are executed through a single omnibus account per fund; further provided that retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares without paying an initial sales charge based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.

- Any investor who maintains an account in Investor Class shares of a fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons).

-    Qualified Tuition Programs created and maintained in accordance with
     Section 529 of the Code.

-    Insurance company separate accounts.

     No investor will pay an initial sales charge in the following circumstances:

- When buying Class A shares of AIM Tax-Exempt Cash Fund and Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

-    When reinvesting dividends and distributions.

- When exchanging shares of one fund, that were previously assessed a sales charge, for shares of another fund.

- As a result of a fund's merger, consolidation, or acquisition of the assets of another fund.

     Additional information regarding eligibility to purchase shares at reduced or without sales charges is available on the Internet at www.invescoaim.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Please consult the fund's Statement of Additional Information for details.

     Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

                                  THE AIM FUNDS

RIGHTS OF ACCUMULATION

You may combine your new purchases of Class A shares of a fund with other fund shares currently owned (Class A, B, C, P or R) and investments in the AIM College Savings Plan(R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name with the same taxpayer identification number for the purpose of qualifying you for lower initial sales charge rates. There may be other accounts that are eligible to be linked, as described in the fund's Statement of Additional Information. However, if the accounts are not registered in the same name with the same taxpayer identification number, you will have to contact the transfer agent to request that those accounts be linked. The transfer agent will not be responsible for identifying all accounts that may be eligible to be linked.

LETTERS OF INTENT

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of one or more funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will be assessed the higher initial sales charge that would normally be applicable to the amount actually invested.

REINSTATEMENT FOLLOWING REDEMPTION

If you redeem shares of a fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B and P redemptions may be reinvested only into Class A shares with no initial sales charge. This reinstatement privilege does not apply to:

- A purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or

- A purchase paid for with proceeds from the redemption of shares that were held indirectly through an employee benefit plan.

     In order to take advantage of this reinstatement privilege, you must inform your financial advisor or the transfer agent that you wish to do so at the time of your investment.

CONTINGENT DEFERRED SALES CHARGES (CDSCS)

CDSCS ON CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND

You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I, II and IV funds without paying an initial sales charge. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

     If you currently own Class A shares of a Category I, II or IV fund, and make additional purchases without paying an initial sales charge that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

     If Invesco Aim Distributors pays a concession to the dealer of record in connection with a Large Purchase of Class A shares by an employee benefit plan, the Class A shares may be subject to a 1% CDSC if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

     If you acquire AIM Cash Reserve Shares of AIM Money Market Fund, Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund through an exchange involving Class A shares that were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.

CDSCS ON CLASS B SHARES AND ON CLASS C SHARES OF FUNDS OTHER THAN
AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class B and Class C shares are sold without an initial sales charge. However, they are subject to a CDSC. If you redeem your shares during the CDSC period, you will be assessed a CDSC as follows, unless you qualify for one of the CDSC exceptions outlined below:

YEAR SINCE PURCHASE MADE:   CLASS B   CLASS C
-------------------------   -------   -------
First                          5%        1%
Second                         4        None
Third                          3        None
Fourth                         3        None
Fifth                          2        None
Sixth                          1        None
Seventh and following         None      None

CDSCS ON CLASS C SHARES -- EMPLOYEE BENEFIT PLAN

Invesco Aim Distributors pays a concession to the dealer of record in connection with a purchase of Class C shares by an employee benefit plan; the Class C shares are subject to a 1.00% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

CDSCS ON CLASS C SHARES OF AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class C shares of AIM LIBOR Alpha Fund and AIM Short Term Bond Fund are not normally subject to a CDSC. However, if you acquired shares of those funds through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC. Conversely, if you acquire Class C shares of any other fund as a result of an exchange involving Class C shares of

                                  THE AIM FUNDS

AIM LIBOR Alpha Fund or AIM Short Term Bond Fund that were not subject to a CDSC, then the shares acquired as a result of the exchange will not be subject to a CDSC.

CDSCS ON CLASS R SHARES

Class R shares are not normally subject to a CDSC. However, if Invesco Aim Distributors pays a concession to the dealer of record in connection with a purchase of Class R shares by an employee benefit plan, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first and, then, shares in the order of their purchase.

CDSC EXCEPTIONS

Investors who own shares that are otherwise subject to a CDSC will not pay a CDSC in the following circumstances:

- If you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period.

-    If you redeem shares to pay account fees.

- If you are the executor, administrator or beneficiary of an estate or are otherwise entitled to assets remaining in an account following the death or post-purchase disability of a shareholder or beneficial owner and you choose to redeem those shares.

     There are other circumstances under which you may be able to redeem shares without paying CDSCs. Additional information regarding CDSC exceptions is available on the Internet at www.invescoaim.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

     Shares acquired through the reinvestment of dividends and distributions are not subject to CDSCs. The following share classes are sold with no CDSC:

-    Class A shares of any Category III Fund.

-    Class A shares of AIM Tax-Exempt Cash Fund.

- Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

-    AIM Cash Reserve Shares of AIM Money Market Fund.

-    Investor Class shares of any fund.

-    Class P shares of AIM Summit Fund.

REDEMPTION FEES

Certain funds impose a 2% redemption fee (on redemption proceeds) if you redeem or exchange shares within 31 days of purchase. Please refer to the applicable fund's prospectus to determine whether that fund imposes a redemption fee. As of the date of this prospectus, the following funds impose redemption fees:

AIM Asia Pacific Growth Fund
AIM China Fund
AIM Developing Markets Fund
AIM European Growth Fund
AIM European Small Company Fund
AIM Floating Rate Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Health Care Fund
AIM Global Real Estate Fund
AIM Global Small & Mid Cap Growth Fund
AIM Global Value Fund
AIM Gold & Precious Metals Fund
AIM High Yield Fund
AIM International Allocation Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund
AIM International Total Return Fund
AIM Japan Fund
AIM Trimark Fund

     The redemption fee will be retained by the fund from which you are redeeming or exchanging shares, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed on a first-in, first-out basis, which means that you will redeem shares in the order of their purchase.

                                  THE AIM FUNDS

     Redemption fees generally will not be charged in the following circumstances:

- Redemptions and exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to assess the redemption fees.

- Redemptions and exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, variable insurance contracts or separately managed qualified default investment alternative vehicles maintained pursuant to Section 404(c)(5) of the Employee Retirement Income Security Act of 1974, as amended (ERISA), which use the funds as underlying investments.

- Redemptions and exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans.

- Redemptions requested within 31 days following the death or post-purchase disability of an account owner.

-    Redemptions or exchanges initiated by a fund.

     The following shares are not subject to redemption fees, irrespective of whether they are redeemed in accordance with any of the exceptions set forth above:

-    Shares acquired through the reinvestment of dividends and distributions.

-    Shares acquired through systematic purchase plans.

- Shares acquired in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan to the trustee or custodian of another employee benefit plan.

     Shares held by employee benefit plans will only be subject to redemption fees if the shares were acquired by exchange and are redeemed by exchange within 31 days of purchase.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

     Your financial advisor or other intermediary may charge service fees for handling redemption transactions. Your shares also may be subject to a CDSC in addition to the redemption fee.

PURCHASING SHARES

If you hold your shares through a financial advisor or other intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution's policies.

MINIMUM INVESTMENTS

There are no minimum investments for Class P or R shares for fund accounts. The minimum investments for Class A, A3, B, C, and Investor Class shares for fund accounts are as follows:

                                                             INITIAL     ADDITIONAL
                                                           INVESTMENT   INVESTMENTS
TYPE OF ACCOUNT                                             PER FUND      PER FUND
---------------                                            ----------   -----------
Wrap-fee accounts managed by your financial advisor           None          None
Employee benefit plans, SEP, SARSEP and SIMPLE IRA plans      None          None
Any type of account if the investor is purchasing shares
   through a systematic purchase plan                        $   50         $50
IRAs, Roth IRAs and Coverdell ESAs                              250          25
All other accounts                                            1,000          50
Invesco Aim Distributors has the discretion to accept
   orders for lesser amounts.

                                  THE AIM FUNDS

HOW TO PURCHASE SHARES

                        OPENING AN ACCOUNT                                       ADDING TO AN ACCOUNT
                        ------------------                                       --------------------
Through a Financial     Contact your financial advisor.                          Contact your financial advisor.
Advisor

By Mail                 Mail completed account application and check to          Mail your check and the remittance slip
                        the transfer agent, Invesco Aim Investment               from your confirmation statement to the
                        Services, Inc., P.O. Box 4739,                           transfer agent.
                        Houston, TX 77210-4739.

By Wire                 Mail completed account application to the transfer       Call the transfer agent to receive a
                        agent. Call the transfer agent at (800) 959-4246 to      reference number. Then, use the wire
                        receive a reference number. Then, use the wire           instructions provided below.
                        instructions provided below.

Wire Instructions       Beneficiary Bank ABA/Routing #: 021000021
                        Beneficiary Account Number: 00100366807
                        Beneficiary Account Name: Invesco Aim Investment
                        Services, Inc.
                        RFB: Fund Name, Reference #
                        OBI: Your Name, Account #

By Telephone            Open your account using one of the methods               Select the Bank Account Information
                                                                                 option on described above. your completed
                                                                                 account application or complete a
                                                                                 Systematic Options and Bank Information
                                                                                 Form. Mail the application or form to the
                                                                                 transfer agent. Once the transfer agent
                                                                                 has received the form, call the transfer
                                                                                 agent at the number below to place your
                                                                                 purchase order.

Automated Investor      Open your account using one of the methods described     Call the Invesco Aim 24-hour Automated
Line                    above.                                                   Investor Line at 1-800-246-5463. You may
                                                                                 place your order after you have provided
                                                                                 the bank instructions that will be
                                                                                 requested.

By Internet             Open your account using one of the methods described     Access your account at
                        above.                                                   www.invescoaim.com. The proper bank
                                                                                 instructions must have been provided on
                                                                                 your account. You may not purchase shares
                                                                                 in retirement accounts on the internet.

     Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the fund verify and record your identifying information.

SYSTEMATIC PURCHASE PLAN

You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50 per fund. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal. Certain financial advisors and other intermediaries may also offer systematic purchase plans.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic periodic exchanges, if permitted, from one fund to another fund or multiple other funds. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another fund is $50. Certain financial advisors and other intermediaries may also offer dollar cost averaging programs. If you participate in one of these programs and it is the same or similar to Invesco Aim's Dollar Cost Averaging program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

AUTOMATIC DIVIDEND AND DISTRIBUTION INVESTMENT

Your dividends and distributions may be paid in cash or reinvested in the same fund or another fund without paying an initial sales charge. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. If you elect to receive your distributions by check, and the distribution amount is $10 or less, then the amount will be automatically reinvested in the same fund and no check will be issued. If you have elected to receive distributions by check, and the postal service is unable to deliver checks to your address of record, then your distribution election may be converted to having all subsequent distributions reinvested in the same fund and no checks will be issued. You should contact the transfer agent to change your distribution option, and your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

     You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

- Your account balance in the fund paying the dividend or distribution must be at least $5,000; and

- Your account balance in the fund receiving the dividend or distribution must be at least $500.

                                  THE AIM FUNDS

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will not occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice to participating investors. Certain financial advisors and other intermediaries may also offer portfolio rebalancing programs. If you participate in one of these programs and it is the same as or similar to Invesco Aim's program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

RETIREMENT PLANS SPONSORED BY INVESCO AIM DISTRIBUTORS

Invesco Aim Distributors acts as the prototype sponsor for certain types of retirement plan documents. These plan documents are generally available to anyone wishing to invest plan assets in the funds. These documents are provided subject to terms, conditions and fees that vary by plan type. Contact your financial advisor or other intermediary for details.

REDEEMING SHARES

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call during the hours of the customary trading session of the New York Stock Exchange
(NYSE) in order to effect the redemption at that day's net asset value. For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call before the last net asset value determination in order to effect the redemption that day.

HOW TO REDEEM SHARES

Through a Financial       Contact your financial advisor or intermediary
Advisor or Other          (including your retirement plan administrator).
Intermediary

By Mail Send a written request to the transfer agent which includes:

                          -    Original signatures of all registered
                               owners/trustees;

                          - The dollar value or number of shares that you wish to redeem;

                          -    The name of the fund(s) and your account number;
                               and

                          -    Signature guarantees, if necessary (see below).

                          The transfer agent may require that you provide additional documentation, or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA or other type of retirement account, you must complete the appropriate distribution form.

By Telephone              Call the transfer agent at 1-800-959-4246. You will be
                          allowed to redeem by telephone if:

                          - Your redemption proceeds are to be mailed to your address on record (and there has been no change in your address of record within the last 30 days) or transferred electronically to a pre-authorized checking account;

                          -    You do not hold physical share certificates;

                          -    You can provide proper identification
                               information;

                          - Your redemption proceeds do not exceed $250,000 per fund; and

                          - You have not previously declined the telephone redemption privilege.

                          You may, in limited circumstances, initiate a redemption from an Invesco Aim IRA account by telephone. Redemptions from other types of retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form.

Automated Investor Line   Call the Invesco Aim 24-hour Automated Investor Line
                          at 1-800-246-5463. You may place your redemption order
                          after you have provided the bank instructions that
                          will be requested.

By Internet               Place your redemption request at www.invescoaim.com.
                          You will be allowed to redeem by Internet if:

                          -    You do not hold physical share certificates;

                          -    You can provide proper identification
                               information;

                          - Your redemption proceeds do not exceed $250,000 per fund; and

                          -    You have already provided proper bank
                               information.

                          Redemptions from most retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form.

                                  THE AIM FUNDS

TIMING AND METHOD OF PAYMENT

We normally will send out payments within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent). If you redeem shares recently purchased by check or ACH, you may be required to wait up to ten business days before we send your redemption proceeds. This delay is necessary to ensure that the purchase has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted on the NYSE. Redemption checks are mailed to your address of record, via first class U.S. mail, unless you make other arrangements with the transfer agent.

     We use reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

EXPEDITED REDEMPTIONS (AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)

If you place your redemption order by telephone, before 11:30 a.m. Eastern Time and request an expedited redemption, we will transmit payment of redemption proceeds on that same day via federal wire to a bank of record on your account. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we will transmit payment on the next business day.

SYSTEMATIC WITHDRAWALS

You may arrange for regular periodic withdrawals from your account in amounts equal to or greater than $50 per fund. We will redeem the appropriate number of shares from your account to provide redemption proceeds in the amount requested. You must have a total account balance of at least $5,000 in order to establish a Systematic Redemption Plan, unless you are establishing a Required Minimum Distribution for a retirement plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

CHECK WRITING

The transfer agent provides check writing privileges for accounts in the following funds and share classes:

-    AIM Money Market Fund, AIM Cash Reserve Shares and Investor Class shares

-    AIM Tax-Exempt Cash Fund, Class A shares and Investor Class shares

-    Premier Portfolio, Investor Class shares

-    Premier Tax-Exempt Portfolio, Investor Class shares

-    Premier U.S. Government Money Portfolio, Investor Class shares

     You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts. Checks are not eligible to be converted to ACH by the payee. You may not give authorization to a payee by phone to debit your account by ACH for a debt owed to the payee.

SIGNATURE GUARANTEES

We require a signature guarantee in the following circumstances:

-    When your redemption proceeds will equal or exceed $250,000 per fund.

- When you request that redemption proceeds be paid to someone other than the registered owner of the account.

- When you request that redemption proceeds be sent somewhere other than the address of record or bank of record on the account.

- When you request that redemption proceeds be sent to a new address or an address that changed in the last 30 days.

     The transfer agent will accept a guarantee of your signature by a number of different types of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS INITIATED BY THE FUNDS

If your account (Class A, A3, B, C, P and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a Systematic Purchase Plan.

     If the fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which

                                  THE AIM FUNDS

is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Accordingly, the procedures and processes applicable to redemptions of fund shares, as discussed under the heading "Redeeming Shares" above, will apply. Before requesting an exchange, review the prospectus of the fund you wish to acquire.

     All exchanges are subject to the limitations set forth in the prospectuses of the funds. If you wish to exchange shares of one fund for those of another fund, you must consult the prospectus of the fund whose shares you wish to acquire to determine whether the fund is offering shares to new investors and whether you are eligible to acquire shares of that fund.

PERMITTED EXCHANGES

Except as otherwise provided below under "Exchanges Not Permitted", you generally may exchange your shares for shares of the same class of another fund. The following below shows permitted exchanges:

EXCHANGE FROM             EXCHANGE TO
-------------             -----------
AIM Cash Reserve Shares   Class A, A3, B, C, R, Investor Class
Class A                   Class A, A3, Investor Class, AIM Cash Reserve Shares
Class A3                  Class A, A3, Investor Class, AIM Cash Reserve Shares
Investor Class            Class A, A3, Investor Class
Class P                   Class A, A3, AIM Cash Reserve Shares
Class B                   Class B
Class C                   Class C
Class R                   Class R

EXCHANGES NOT PERMITTED

The following exchanges are not permitted:

- Investor Class shares cannot be exchanged for Class A shares of any fund which offers Investor Class shares.

- Exchanges into Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund (also known as the Category III funds) are not permitted.

- Class A Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund cannot be exchanged for Class A3 Shares of those funds.

- AIM Cash Reserve Shares cannot be exchanged for Class B, C or R shares if the shares being exchanged were acquired by exchange from Class A shares of any fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

     Under unusual market conditions, a fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time.

LIMIT ON THE NUMBER OF EXCHANGES

You will generally be limited to four exchanges out of a fund per calendar year (other than the money market funds); provided, however, that the following transactions will not count toward the exchange limitation:

- Exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to apply the exchange limitation.

- Exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments.

- Generally, exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs.

- Exchanges initiated by a fund or by the trustee, administrator or other fiduciary of an employee benefit plan (not in response to distribution or exchange instructions received from a plan participant).

     Each fund reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if the fund, or its designated agent, believes that granting such exceptions would be consistent with the best interests of shareholders.

     There is no limit on the number of exchanges out of AIM Limited Maturity Treasury Fund, AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

     If you exchange shares of one fund for shares of multiple other funds as part of a single transaction, that transaction is counted as one exchange out of a fund.

INITIAL SALES CHARGES AND CDSCS APPLICABLE TO EXCHANGES

You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date

                                  THE AIM FUNDS

you made your initial purchase.

RIGHTS RESERVED BY THE FUNDS

Each fund and its agents reserve the right at any time to:

-    Reject or cancel all or any part of any purchase or exchange order.

- Modify any terms or conditions related to the purchase, redemption or exchange of shares of any fund.

- Reject or cancel any request to establish a Systematic Purchase Plan, Systematic Redemption Plan or Portfolio Rebalancing Program.

- Suspend, change or withdraw all or any part of the offering made by this prospectus.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Boards of Trustees of the funds (collectively, the Board). The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

     Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Invesco Aim determines that the closing price of the security is unreliable, Invesco Aim will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

     Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

     Invesco Aim may use indications of fair value from pricing services approved by the Board. In other circumstances, the Invesco Aim Valuation Committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, Invesco Aim routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

     Specific types of securities are valued as follows:

     Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

     Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, Invesco Aim will value the security at fair value in good faith using procedures approved by the Board.

     Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that Invesco Aim determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Invesco Aim also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco Aim believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco Aim will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

     Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

     Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined

                                  THE AIM FUNDS

without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the Invesco Aim valuation committee will fair value the security using procedures approved by the Board.

     Short-term Securities. The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

     Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

     Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

     Open-end Funds. To the extent a fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

     Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Federal Reserve Bank of New York and the Bank of New York, the fund's custodian, are not open for business or the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if SIFMA recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

     From time to time and in circumstances deemed appropriate by Invesco Aim in its sole discretion, each of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio may remain open for business, during customary business day hours, on a day that the NYSE is closed for business. In such event, on such day you will be permitted to purchase or redeem shares of such funds and net asset values will be calculated for such funds.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

     For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

     For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

     The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year.

                                  THE AIM FUNDS

     Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. Exchanges of shares for shares of another fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax. A fund that is expected to have higher turnover than that of other funds is more likely to generate short-term gain or loss. If a fund does recognize short-term capital gain, it will distribute those gains as ordinary income dividends, which will be subject to tax at a shareholder's tax rate for ordinary income.

     Investors in tax-exempt funds should read the information under the heading "Other Information--Special Tax Information Regarding the Fund" in the applicable fund's prospectus.

     The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

PAYMENTS TO FINANCIAL ADVISORS

The financial advisor or intermediary through which you purchase your shares may receive all or a portion of the sales charges and distribution fees discussed above. In addition to those payments, Invesco Aim Distributors or one or more of its corporate affiliates (collectively, Invesco Aim Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash payments and other payments for certain marketing and support services. Invesco Aim Affiliates make these payments from their own resources, from Invesco Aim Distributors' retention of initial sales charges and from payments to Invesco Aim Distributors made by the funds under their 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with Invesco Aim Affiliates.

     Invesco Aim Affiliates make payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits Invesco Aim Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). Invesco Aim Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The payments Invesco Aim Affiliates make may be calculated based on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Payments may also be calculated based on the average daily net assets of the applicable funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. Invesco Aim Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

     Invesco Aim Affiliates are motivated to make these payments as they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, Invesco Aim Affiliates benefit from the incremental management and other fees paid to Invesco Aim Affiliates by the funds with respect to those assets.

     Invesco Aim Affiliates also may make payments to certain financial advisors for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by Invesco Aim Affiliates under this category of services are charged back to the funds, subject to certain limitations approved by the Board.

     You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from Invesco Aim Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY (MARKET TIMING) DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Board has adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

                                  THE AIM FUNDS

     The Invesco Aim Affiliates currently use the following tools designed to discourage excessive short-term trading in the retail funds:

-    Trade activity monitoring.

-    Trading guidelines.

-    Redemption fees on trades in certain funds.

- The use of fair value pricing consistent with procedures approved by the Board.

     Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     Money Market Funds. The Board of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that a money market fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the money market fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles; investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seek to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

     AIM Limited Maturity Treasury Fund. The Board of AIM Limited Maturity Treasury Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of such fund's shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions and determined that those risks were minimal. Nonetheless, to the extent that AIM Limited Maturity Treasury Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, AIM Limited Maturity Treasury Fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the fund for the following reasons:

- Many investors use AIM Limited Maturity Treasury Fund as a short-term investment alternative and should be able to purchase and redeem shares regularly and frequently.

- One of the advantages of AIM Limited Maturity Treasury Fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of AIM Limited Maturity Treasury Fund will be detrimental to the continuing operations of such fund.

TRADE ACTIVITY MONITORING

Invesco Aim Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Invesco Aim Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than

                                  THE AIM FUNDS

exchanges into a money market fund. Invesco Aim Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

     The ability of Invesco Aim Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

TRADING GUIDELINES

If you exceed four exchanges out of a fund per calendar year (other than the money market funds and AIM Limited Maturity Treasury Fund), or a fund or an Invesco Aim Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders.

     The ability of Invesco Aim Affiliates to monitor exchanges made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEES

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 31 days of purchase. The ability of a fund to assess a redemption fee on redemptions effectuated through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at http://www.invescoaim.com.

If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at Invesco Aim Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or

BY TELEPHONE:       (800) 959-4246

ON THE INTERNET:    You can send us a request by e-mail or download
                    prospectuses, SAIs, annual or semiannual reports via our
                    website: http://www.invescoaim.com

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM Basic Value Fund
   SEC 1940 Act file number: 811-02699
----------------------------------------

invescoaim.com     BVA-PRO-1

                                                 [INVESCO AIM LOGO APPEARS HERE]
                                                         --Service Mark--

                                                AIM CONSERVATIVE ALLOCATION FUND

                                                                     PROSPECTUS
                                                                    MAY 1, 2008

AIM Conservative Allocation Fund's investment objective is to provide total return consistent with a lower level of risk relative to the broad stock market.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, B, C and R shares of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                        --------------------------------
                        AIM CONSERVATIVE ALLOCATION FUND
                        --------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY                                  1
------------------------------------------------------
PERFORMANCE INFORMATION                              1
------------------------------------------------------
Annual Total Returns                                 1
Performance Table                                    2
FEE TABLE AND EXPENSE EXAMPLE                        3
------------------------------------------------------
Fee Table                                            3
Expense Example                                      4
HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                        4
------------------------------------------------------
INVESTMENT OBJECTIVE, STRATEGIES AND RISKS           5
------------------------------------------------------
Objective and Strategies                             5
Risks                                                6
DISCLOSURE OF PORTFOLIO HOLDINGS                     9
------------------------------------------------------
FUND MANAGEMENT                                      9
------------------------------------------------------
The Advisors                                         9
Advisor Compensation                                10
Portfolio Manager                                   10
OTHER INFORMATION                                   10
------------------------------------------------------
Sales Charges                                       10
Dividends and Distributions                         10
FINANCIAL HIGHLIGHTS                                11
------------------------------------------------------
GENERAL INFORMATION                                A-1
------------------------------------------------------
Choosing a Share Class                             A-1
Share Class Eligibility                            A-1
Distribution and Service (12b-1) Fees              A-2
Initial Sales Charges (Class A Shares
  Only)                                            A-2
Contingent Deferred Sales Charges (CDSCs)          A-4
Redemption Fees                                    A-5
Purchasing Shares                                  A-6
Redeeming Shares                                   A-8
Exchanging Shares                                  A-9
Rights Reserved by the Funds                      A-11
Pricing of Shares                                 A-11
Taxes                                             A-12
Payments to Financial Advisors                    A-13
Excessive Short-Term Trading Activity
  (Market Timing) Disclosures                     A-13
OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------


The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc. and AIM Funds Management Inc.


    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                        --------------------------------
                        AIM CONSERVATIVE ALLOCATION FUND
                        --------------------------------

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

The fund's investment objective is to provide total return consistent with a lower level of risk relative to the broad stock market.
    The fund is a "fund of funds," and invests its assets in other underlying mutual funds advised by Invesco Aim Advisors, Inc. (the advisor or Invesco Aim). The fund seeks to meet its objective by building a portfolio of mutual fund investments that has a lower level of risk than the S&P 500 Index. The fund's target allocation is to invest 65% of its total assets in underlying funds that invest primarily in fixed-income securities, 25% of its total assets in underlying funds that invest primarily in equity securities, and 10% in cash or cash equivalents.
    The fund's investment performance depends on the investment performance of the underlying funds in which it invests. Therefore, the risks associated with an investment in a fund of funds, such as the fund, are also the risks associated with an investment in the underlying funds.
    Among the principal risks of investing in the fund and the underlying funds, which could adversely affect the fund's net asset value, yield and total return are:


Fund of Funds Risk                  Equity Securities Risk     Active Trading Risk           Non-Diversification Risk
Market Risk                         Foreign Securities Risk    Money Market Fund Risk        High Yield Risk
Interest Rate Risk                  Convertible Securities     Value Investing Risk          Credit Risk
U.S. Government Obligations Risk    Risk                       Management Risk               Municipal Securities Risk
High-Coupon U.S. Government Agency  Derivatives Risk           Growth Investing Risk         Industry Focus Risk
  Mortgage-Backed Securities Risk   Leverage Risk              Currency/Exchange Rate Risk   Dollar Roll Transaction Risk
Mortgage- and Asset-Backed          Repurchase Agreement Risk  Liquidity Risk
  Securities Risk                   Prepayment Risk


    Please see "Investment Objective, Strategies and Risks" for a description of these risks.
    There is a risk that you could lose all or a portion of your investment in the fund and that the income that you receive from the fund may vary. The value of your investment in the fund will go up and down with the prices of the securities held by the underlying funds in which the fund invests.
    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2005...................................................................    3.44%
2006...................................................................    6.84%
2007...................................................................    4.79%



    The Class A shares' year-to-date total return as of March 31, 2008 was -2.09%.


    During the periods shown in the bar chart, the highest quarterly return was 2.79% (quarter ended December 31, 2006) and the lowest quarterly return was -0.57% (quarter ended June 30, 2006).

                        --------------------------------
                        AIM CONSERVATIVE ALLOCATION FUND
                        --------------------------------

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payments of fees, expenses or taxes.
The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------------------------------
                                                                               SINCE           INCEPTION
(for the periods ended December 31, 2007)                       1 YEAR        INCEPTION          DATE
--------------------------------------------------------------------------------------------------------
Class A                                                                                        04/30/04
  Return Before Taxes                                           (0.98)%          3.65%
  Return After Taxes on Distributions                           (2.46)           2.56
  Return After Taxes on Distributions and Sale of Fund
     Shares                                                     (0.26)           2.57
Class B                                                                                        04/30/04
  Return Before Taxes                                           (1.07)           3.72
Class C                                                                                        04/30/04
  Return Before Taxes                                            2.98            4.46
Class R                                                                                        04/30/04
  Return Before Taxes                                            4.46            4.98
--------------------------------------------------------------------------------------------------------
S&P 500--Registered Trademark-- Index(1)                         5.49           10.02          04/30/04
Custom Conservative Allocation Index(1,2)                        6.20            6.63          04/30/04
Lipper Mixed-Asset Target Allocation Conservative Funds
  Index(1,3)                                                     5.66            6.31          04/30/04
--------------------------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for Class B, C and R shares will vary.


(1) The Standard & Poor's 500 Index is a market capitalization-weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry. The fund has also included the Custom Conservative Allocation Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Mixed-Asset Target Allocation Conservative Funds Index (which may or may not include the fund), is included for comparison to a peer group.


(2) The Custom Conservative Allocation Index, created by Invesco Aim to serve as a benchmark for AIM Conservative Allocation Fund, is composed of the following indexes: Russell 3000, MSCI EAFE, Lehman Brothers U.S. Universal and three-month U.S. Treasury bill. The composition of the index may change from time to time based upon the target asset allocation of the fund. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the objective of the fund. The Russell 3000--Registered Trademark-- Index is an unmanaged index considered representative of the U.S. stock market. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell--Registered Trademark-- is a trademark of the Frank Russell Co. The MSCI EAFE--Registered Trademark-- Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The Lehman Brothers U.S. Universal Index is composed of the following Lehman Brothers indexes: U.S. Aggregate Index, U.S. High-Yield Corporate, 144A, Eurodollar, Emerging Markets and the non-ERISA portion of CMBS. The three-month U.S. Treasury bill index is compiled by Lipper and is derived from secondary market interest rates published by the Federal Reserve Bank.


(3) The Lipper Mixed-Asset Target Allocation Conservative Funds Index is an equally weighted representation of the largest funds in the Lipper Mixed-Asset Target Allocation Conservative Funds category. These funds, by portfolio practice, maintain a mix of between 20% to 40% equity securities, with the remainder invested in bonds, cash and cash equivalents.

                        --------------------------------
                        AIM CONSERVATIVE ALLOCATION FUND
                        --------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
-------------------------------------------------------------------------------------
(fees paid directly from your
investment)                           CLASS A     CLASS B     CLASS C     CLASS R
-------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)     5.50%       None        None          None

Maximum Deferred Sales Charge (Load)
(as a percentage of original
purchase price or redemption
proceeds, whichever is less)            None(1)     5.00%       1.00%         None(1)
-------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES(2)
-----------------------------------------------------------------------------------
(expenses that are deducted from fund
assets)                                    CLASS A    CLASS B    CLASS C    CLASS R
-----------------------------------------------------------------------------------
Management Fees(3)                          None       None       None       None

Distribution and/or Service (12b-1) Fees    0.25%      1.00%      1.00%      0.50%

Other Expenses(4)                           0.40       0.40       0.40       0.40

Acquired Fund Fees and Expenses(5)          0.62       0.62       0.62       0.62

Total Annual Fund Operating Expenses        1.27       2.02       2.02       1.52

Fee Waiver(4)                               0.16       0.16       0.16       0.16

Net Annual Fund Operating Expenses          1.11       1.86       1.86       1.36

-----------------------------------------------------------------------------------


(1) A contingent deferred sales charge may apply in some cases. See "General Information--Contingent Deferred Sales Charges (CDSCs)".

(2) There is no guarantee that actual expenses will be the same as those shown in the table.


(3) The fund does not pay a management fee directly, however, the advisor receives a fee indirectly as a result of the funds' investments in underlying funds also advised by Invesco Aim. See Acquired Fund Fees and Expenses below.


(4) The fund's advisor has contractually agreed to reimburse expenses to the extent necessary to limit Other Expenses (excluding Rule 12b-1 fees and certain items discussed below) to 0.23% on Class A, Class B, Class C and Class R shares, through at least June 30, 2008. Therefore, the fund's operating expenses are limited to 0.48%, 1.23%, 1.23%, and 0.73% for Class A, Class B, Class C and Class R shares, respectively. In determining the advisor's obligation to reimburse expenses, the following expenses are not taken into account, and could cause Other Expenses to exceed the limits: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it hold uninvested cash. These credits are used to pay certain expenses incurred by the fund.


(5) Acquired Fund Fees and Expenses are not operating expenses of the fund directly but are fees and expenses, including management fees, of the investment companies in which the fund invests. As a result, the Net Annual Fund Operating Expenses will exceed the expense limits above. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. The impact of the Acquired Fund Fees and Expenses are included in the total returns of the fund.


    If a financial institution is managing your account, you may also be charged a transaction or other fee by such financial institution.
    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

                        --------------------------------
                        AIM CONSERVATIVE ALLOCATION FUND
                        --------------------------------

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.
    The expense example assumes you:
  (i)  invest $10,000 in the fund for the time periods indicated;
  (ii) redeem all of your shares at the end of the periods indicated;
  (iii)earn a 5% return on your investment before operating expenses each year;
  (iv) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements and includes the estimated indirect expenses of the underlying funds); and
  (v) incur applicable initial sales charges (see "General Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge).
    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                                                               1 YEAR   3 YEARS   5 YEARS    10 YEARS
-------------------------------------------------------------------------------------------------------
Class A                                                         $657     $916     $1,194      $1,986
Class B                                                          689      918      1,273       2,142(1)
Class C                                                          289      618      1,073       2,335
Class R                                                          138      465        814       1,799
-------------------------------------------------------------------------------------------------------


    You would pay the following expenses if you did not redeem your shares:


                                                               1 YEAR   3 YEARS   5 YEARS    10 YEARS
-------------------------------------------------------------------------------------------------------
Class A                                                         $657     $916     $1,194      $1,986
Class B                                                          189      618      1,073       2,142(1)
Class C                                                          189      618      1,073       2,335
Class R                                                          138      465        814       1,799
-------------------------------------------------------------------------------------------------------


(1) Assumes conversion of Class B shares to Class A shares, which occurs on or about the end of the month which is at least 8 years after the date on which shares were purchased, lowering your annual fund operating expenses from that time on.

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between Invesco Aim Advisors, Inc. and certain of its affiliates and the New York Attorney General requires Invesco Aim Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:

  - You invest $10,000 in the fund and hold it for the entire 10 year period;

  - Your investment has a 5% return before expenses each year;

  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed and includes the estimated indirect expenses of the underlying funds;

  - Hypotheticals both with and without any applicable initial sales charge applied (see "General Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge); and

  - There is no sales charge on reinvested dividends.
    There is no assurance that the annual expense ratio will be the expense ratio for the fund classes for any of the years shown. To the extent that Invesco Aim Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.


CLASS A (INCLUDES MAXIMUM
SALES CHARGE)                          YEAR 1         YEAR 2         YEAR 3         YEAR 4         YEAR 5
-----------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                  1.11%           1.27%          1.27%          1.27%          1.27%
Cumulative Return Before Expenses        5.00%          10.25%         15.76%         21.55%         27.63%
Cumulative Return After Expenses        (1.82%)          1.84%          5.64%          9.58%         13.66%
End of Year Balance                  $9,817.61      $10,183.80     $10,563.66     $10,957.68     $11,366.40
Estimated Annual Expenses            $  656.94      $   127.01     $   131.75     $   136.66     $   141.76
-----------------------------------------------------------------------------------------------------------

CLASS A (INCLUDES MAXIMUM
SALES CHARGE)                          YEAR 6         YEAR 7         YEAR 8         YEAR 9        YEAR 10
-----------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                   1.27%          1.27%          1.27%          1.27%          1.27%
Cumulative Return Before Expenses        34.01%         40.71%         47.75%         55.13%         62.89%
Cumulative Return After Expenses         17.90%         22.30%         26.86%         31.60%         36.50%
End of Year Balance                  $11,790.37     $12,230.15     $12,686.34     $13,159.54     $13,650.39
Estimated Annual Expenses            $   147.05     $   152.53     $   158.22     $   164.12     $   170.24
-----------------------------------------------------------------------------------------------------------

                        --------------------------------
                        AIM CONSERVATIVE ALLOCATION FUND
                        --------------------------------

CLASS A (WITHOUT MAXIMUM
SALES CHARGE)                          YEAR 1         YEAR 2         YEAR 3         YEAR 4         YEAR 5
-----------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                   1.11%          1.27%          1.27%          1.27%          1.27%
Cumulative Return Before Expenses         5.00%         10.25%         15.76%         21.55%         27.63%
Cumulative Return After Expenses          3.89%          7.77%         11.78%         15.95%         20.28%
End of Year Balance                  $10,389.00     $10,776.51     $11,178.47     $11,595.43     $12,027.94
Estimated Annual Expenses            $   113.16     $   134.40     $   139.41     $   144.61     $   150.01
-----------------------------------------------------------------------------------------------------------

CLASS A (WITHOUT MAXIMUM
SALES CHARGE)                          YEAR 6         YEAR 7         YEAR 8         YEAR 9        YEAR 10
-----------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                   1.27%          1.27%          1.27%          1.27%          1.27%
Cumulative Return Before Expenses        34.01%         40.71%         47.75%         55.13%         62.89%
Cumulative Return After Expenses         24.77%         29.42%         34.25%         39.25%         44.45%
End of Year Balance                  $12,476.58     $12,941.96     $13,424.69     $13,925.43     $14,444.85
Estimated Annual Expenses            $   155.60     $   161.41     $   167.43     $   173.67     $   180.15
-----------------------------------------------------------------------------------------------------------


CLASS B(2)                             YEAR 1         YEAR 2         YEAR 3         YEAR 4         YEAR 5
-----------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                   1.86%          2.02%          2.02%          2.02%          2.02%
Cumulative Return Before Expenses         5.00%         10.25%         15.76%         21.55%         27.63%
Cumulative Return After Expenses          3.14%          6.21%          9.38%         12.64%         15.99%
End of Year Balance                  $10,314.00     $10,621.36     $10,937.87     $11,263.82     $11,599.48
Estimated Annual Expenses            $   188.92     $   211.45     $   217.75     $   224.24     $   230.92
-----------------------------------------------------------------------------------------------------------

CLASS B(2)                             YEAR 6         YEAR 7         YEAR 8         YEAR 9        YEAR 10
-----------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                   2.02%          2.02%          2.02%          1.27%          1.27%
Cumulative Return Before Expenses        34.01%         40.71%         47.75%         55.13%         62.89%
Cumulative Return After Expenses         19.45%         23.01%         26.68%         31.40%         36.30%
End of Year Balance                  $11,945.15     $12,301.11     $12,667.69     $13,140.19     $13,630.32
Estimated Annual Expenses            $   237.80     $   244.89     $   252.18     $   163.88     $   169.99
-----------------------------------------------------------------------------------------------------------


CLASS C(2)                             YEAR 1         YEAR 2         YEAR 3         YEAR 4         YEAR 5
-----------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                   1.86%          2.02%          2.02%          2.02%          2.02%
Cumulative Return Before Expenses         5.00%         10.25%         15.76%         21.55%         27.63%
Cumulative Return After Expenses          3.14%          6.21%          9.38%         12.64%         15.99%
End of Year Balance                  $10,314.00     $10,621.36     $10,937.87     $11,263.82     $11,599.48
Estimated Annual Expenses            $   188.92     $   211.45     $   217.75     $   224.24     $   230.92
-----------------------------------------------------------------------------------------------------------

CLASS C(2)                             YEAR 6         YEAR 7         YEAR 8         YEAR 9        YEAR 10
-----------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                   2.02%          2.02%          2.02%          2.02%          2.02%
Cumulative Return Before Expenses        34.01%         40.71%         47.75%         55.13%         62.89%
Cumulative Return After Expenses         19.45%         23.01%         26.68%         30.45%         34.34%
End of Year Balance                  $11,945.15     $12,301.11     $12,667.69     $13,045.18     $13,433.93
Estimated Annual Expenses            $   237.80     $   244.89     $   252.18     $   259.70     $   267.44
-----------------------------------------------------------------------------------------------------------


CLASS R                                YEAR 1         YEAR 2         YEAR 3         YEAR 4         YEAR 5
-----------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                   1.36%          1.52%          1.52%          1.52%          1.52%
Cumulative Return Before Expenses         5.00%         10.25%         15.76%         21.55%         27.63%
Cumulative Return After Expenses          3.64%          7.25%         10.98%         14.84%         18.84%
End of Year Balance                  $10,364.00     $10,724.67     $11,097.89     $11,484.09     $11,883.74
Estimated Annual Expenses            $   138.48     $   160.27     $   165.85     $   171.62     $   177.60
-----------------------------------------------------------------------------------------------------------

CLASS R                                YEAR 6         YEAR 7         YEAR 8         YEAR 9        YEAR 10
-----------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                   1.52%          1.52%          1.52%          1.52%          1.52%
Cumulative Return Before Expenses        34.01%         40.71%         47.75%         55.13%         62.89%
Cumulative Return After Expenses         22.97%         27.25%         31.68%         36.26%         41.01%
End of Year Balance                  $12,297.29     $12,725.24     $13,168.08     $13,626.33     $14,100.52
Estimated Annual Expenses            $   183.78     $   190.17     $   196.79     $   203.64     $   210.72
-----------------------------------------------------------------------------------------------------------


(1) Your actual expenses may be higher or lower than those shown.
(2) The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through six for Class B and year one for Class C has not been deducted.

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

OBJECTIVE AND STRATEGIES

The fund's investment objective is to provide total return consistent with a lower level of risk relative to the broad stock market. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.
    The fund seeks to meet its objective by building a portfolio of mutual fund investments that has a lower level of risk than the S&P 500 Index. The fund's target allocation is to invest 65% of its total assets in underlying funds that invest primarily in fixed-income securities, 25% of its total assets in underlying funds that invest primarily in equity securities, and 10% in cash or cash equivalents. The fund may invest its cash allocation in cash equivalents including shares of affiliated money market funds and U.S. government securities.
    The advisor uses a three-step process to create the fund's portfolio. The first step is a strategic asset allocation by the advisor among broad asset classes. The second step involves the actual selection by the advisor of underlying funds to represent the broad asset classes and the determination by the advisor of target weightings in these underlying funds. The third step is the ongoing monitoring of a fund's asset class allocations, underlying funds and target weightings.
    The advisor monitors the selection of underlying funds to ensure that they continue to conform to the fund's asset class allocations and rebalances the fund's investments in the underlying funds on an annual basis to keep them within their target weightings. However, the advisor has the ability to rebalance on a more frequent basis if it believes it is appropriate to do so. The advisor may change the fund's asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. A list of the underlying funds and their target weightings is located in the fund's Statement of Additional Information.
    The underlying funds may invest in synthetic and derivative instruments. Synthetic and derivative instruments are investments that have economic characteristics similar to an underlying fund's direct investments. Synthetic and derivative instruments that an underlying fund may invest in include warrants, futures contracts, options, exchange-traded funds and American depository receipts. Synthetic and derivative instruments may have the effect of leveraging an underlying fund's portfolio.

    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it

                        --------------------------------
                        AIM CONSERVATIVE ALLOCATION FUND
                        --------------------------------

could reduce the magnitude of a fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.

RISKS


The principal risks of investing in the fund and the underlying funds are:

    Fund of Funds Risk--The fund pursues its investment objective by investing its assets in other underlying funds rather than investing directly in stocks, bonds, cash or other investments. The fund's investment performance depends on the investment performance of the underlying funds in which it invests. Therefore, the risks associated with an investment in a fund of funds, like the fund, are also the risks associated with an investment in the underlying funds.
    There is a risk that the advisor's evaluations and assumptions regarding the fund's broad asset classes or the underlying funds in which the fund invests may be incorrect based on actual market conditions. There is a risk that the fund will vary from the target weightings in the underlying funds due to factors such as market fluctuations. There can be no assurance that the underlying funds will achieve their investment objectives, and the performance of the underlying funds may be lower than the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the fund. If that were to occur, the fund might be forced to withdraw its investment from the underlying fund at a time that is unfavorable to the fund.
    Based on the structure of the fund, the fund is limited to investing in underlying funds that are part of The AIM Family of Funds--Registered Trademark--. Moreover, the advisor has the ability to select and substitute the underlying funds in which the fund invests, and may be subject to potential conflicts of interest in selecting underlying funds because it may receive higher fees from certain underlying funds than others. However, as a fiduciary to the fund, the advisor is required to act in the fund's best interest when selecting underlying funds.
    Because the fund is a fund of funds, the fund is subject to the risks associated with the underlying funds in which it invests. The risks of an investment in the underlying funds are set forth below:
    Market Risk--The prices of and the income generated by securities held by the underlying funds may decline in response to certain events, including those directly involving the companies whose securities are owned by the underlying funds; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.
    Interest Rate Risk--Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular bond, the greater is its price sensitivity to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.
    U.S. Government Obligations Risk--The underlying funds may invest in obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer's obligations, such as those of the former Student Loan Marketing Association; or
(iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the underlying fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.
    High-Coupon U.S. Government Agency Mortgage-Backed Securities Risk--The underlying funds may invest in high-coupon U.S. Government agency mortgage-backed securities. These provide a higher coupon at the time of purchase than current prevailing market interest rates. The underlying funds may purchase such securities at a premium. If these securities experience a faster principal prepayment rate than expected, both the market value of and income from such securities will decrease. The prices of high-coupon U.S. Government agency mortgage-backed securities fall more slowly when interest rates rise than do prices of traditional fixed-rate securities. Some of the securities purchased by the underlying funds are not guaranteed by the U.S. Government. The issuer of a security may default or otherwise be unable to honor a financial obligation.
    Mortgage- and Asset-Backed Securities Risk--Certain of the underlying funds may invest in mortgage and asset-backed securities. These securities are subject to prepayment or call risk, which is the risk that payments from the borrower may be received earlier or later than expected due to changes in the rate at which the underlying loans are prepaid. Faster prepayments often happen when market interest rates are falling. As a result, an underlying fund may need to reinvest these early payments at lower interest rates, thereby reducing its income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the underlying loans to be outstanding for a longer time, which can cause the market value of the security to fall because the market may view its interest rate as too low for a longer-term investment.
    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. These factors will probably affect the equity securities of smaller companies more than the equity securities of larger, more-established companies. Also, because equity securities of smaller companies may not be traded as often as equity securities of larger, more-established companies, it may be difficult or impossible for the underlying fund to sell securities at a desirable price.

                        --------------------------------
                        AIM CONSERVATIVE ALLOCATION FUND
                        --------------------------------


    Foreign Securities Risk--The dollar value of an underlying fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of an underlying fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

    Convertible Securities Risk--The values of convertible securities in which an underlying fund may invest will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, because these types of securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and a price that is unfavorable to the underlying fund.
    Derivatives Risk--The value of "derivatives" -- so-called because their value "derives" from the value of an underlying asset (including an underlying security), reference rate or index -- may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. Derivatives may be used to create synthetic exposure to an underlying asset or to hedge a portfolio risk. If an underlying fund uses derivatives to "hedge" a portfolio risk, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the underlying fund's portfolio. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with an underlying fund.
    Leverage Risk--The use of derivatives may give rise to a form of leverage. Leverage may cause an underlying fund's portfolio to be more volatile than if the fund had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities held by the underlying fund.
    Repurchase Agreement Risk--If the seller of a repurchase agreement in which an underlying fund invests defaults on its obligation or declares bankruptcy, the underlying fund may experience delays in selling the securities underlying the repurchase agreement. As a result, an underlying fund may incur losses arising from decline in the value of those securities, reduced levels of income and expenses of enforcing its rights.

    Prepayment Risk--The ability of an issuer of a floating rate loan or debt security to repay principal prior to maturity can limit the potential for gains by the underlying fund. Such prepayments may require the fund to replace the loan or debt security with a lower yielding security. This may adversely affect the underlying fund's yield.

    Active Trading Risk--Certain of the underlying funds may engage in active and frequent trading of portfolio securities to achieve their investment objectives. If an underlying fund does trade in this way, it may incur increased costs, which can lower the actual return of the underlying fund. Active trading may also increase short term gains and losses, which may affect the taxes that must be paid.
    Money Market Fund Risk--The investment in an underlying fund that is a money market fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although an underlying fund that is a money market fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the underlying money market fund. Additionally, an underlying money market fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.
    The following factors could reduce an underlying money market fund's income and/or share price.

  - sharply rising or falling interest rates;

  - downgrades of credit ratings or default of any of an underlying money market fund's holdings;

  - the risks generally associated with concentrating investments in the banking industry, such as interest rate risk, credit risk and regulatory developments relating to the banking and financial services industries; or

  - the risks generally associated with U.S. dollar-denominated foreign investments, including political and economic upheaval, seizure of nationalization of deposits, imposition of taxes or other restrictions on the payment of principal and interest.
    Value Investing Risk--Certain of the underlying funds may invest in "value" stocks. "Value" stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, value stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.
    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the underlying fund's portfolio managers will produce the desired results.
    Growth Investing Risk--Certain of the underlying funds may invest in "growth" stocks. "Growth" stocks can perform differently from the market as a whole and other types of stocks and tend to be more expensive relative to their earnings or assets compared with other types of stocks. As a result, growth stocks tend to be more sensitive to changes in their earnings and can be more volatile than other types of stocks.
    Currency/Exchange Rate Risk--Certain of the underlying funds may buy or sell currencies other than the U.S. Dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.

                        --------------------------------
                        AIM CONSERVATIVE ALLOCATION FUND
                        --------------------------------


    Liquidity Risk--A majority of an underlying fund's assets are likely to be invested in loans and securities that are less liquid than those traded on national exchanges. Loans and securities with reduced liquidity involve greater risk than securities with more liquid markets. Market quotations for such loans and securities may vary over time, and if the credit quality of a loan unexpectedly declines, secondary trading of that loan may decline for a period of time. In the event that the fund voluntarily or involuntarily liquidates portfolio assets during periods of infrequent trading, it may not receive full value for those assets.

    Non-Diversification Risk--AIM Floating Rate Fund, one of the underlying funds, is non-diversified and can invest a greater portion of its assets in the loans or securities of one borrower or issuer than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.
    High Yield Risk--High yield risk is a form of credit risk. Securities that are below investment grade are regarded as having predominately speculative characteristics with respect to the capacity to pay interest and repay principal. Lower rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, the fund may incur additional expenses to seek recovery.
    The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the fund could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of the fund's shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.
    The loans in which an underlying fund may invest in are typically non-investment grade which involve a greater risk of default on interest and principal payments and of price changes due to the changes in the credit quality of the issuer.
    The value of lower quality floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. A significant portion of an underlying fund's floating rate investments may be issued in connection with highly leveraged transactions. These obligations are subject to greater credit risks, including a greater possibility of default or bankruptcy of the borrower.
    The terms of the senior secured floating rate loans in which an underlying fund typically invests require that collateral be maintained to support payment of the obligations. However, the value of the collateral may decline after the underlying fund invests. There is also a risk that the value of the collateral may not be sufficient to cover the amount owed to the underlying fund. In addition, collateral securing a loan may be found invalid, may be used to pay other outstanding obligations of the borrower under applicable law or may be difficult to sell. In the event that a borrower defaults, the underlying fund's access to the collateral may be limited by bankruptcy or other insolvency laws. There is also the risk that the collateral may be difficult to liquidate, or that a majority of the collateral may be illiquid. As a result, the underlying fund may not receive payments to which it is entitled.
    Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its price, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality can result in bankruptcy for the issuer and permanent loss of investment.
    Municipal Securities Risk--Certain of the underlying funds may invest in Municipal Securities. The value of, payment of interest and repayment of principal with respect to, and the ability of the underlying fund to sell, a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations and voter initiatives as well as the economics of the regions in which the issuers in which the underlying fund invests are located. Revenue bonds are generally not backed by the taxing power of the issuing municipality. To the extent that a municipal security in which the fund invests is not heavily followed by the investment community or such security issue is relatively small, the security may be difficult to value or sell at a fair price.

    Industry Focus Risk--To the extent that an underlying fund invests in securities issued or guaranteed by companies in the banking and financial services industries, the underlying fund's performance will depend to a greater extent on the overall condition of those industries. Financial services companies are highly dependent on the supply of short-term financing. The value of securities of issuers in the banking and financial services industry can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad.

    Dollar Roll Transaction Risk--In a dollar roll transaction, the underlying fund sells a mortgage-backed security held by the underlying fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. Dollar roll transactions involve the risk that the market value of the securities retained by the underlying fund may decline below the price of the securities that the underlying fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the underlying fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party or its trustee or receiver, whether to enforce the underlying fund's obligation to repurchase the securities.

                        --------------------------------
                        AIM CONSERVATIVE ALLOCATION FUND
                        --------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for the fund is available at http://www.invescoaim.com. To reach this information, access the fund's overview page on the website. Links to the following fund information are located in the upper right side of this website page:

---------------------------------------------------------------------------------------------------------------------------------
                                                    APPROXIMATE DATE OF                          INFORMATION REMAINS
INFORMATION                                           WEBSITE POSTING                             POSTED ON WEBSITE
---------------------------------------------------------------------------------------------------------------------------------
 Top ten holdings as of month-end        15 days after month-end                      Until posting of the following month's top
                                                                                      ten holdings
---------------------------------------------------------------------------------------------------------------------------------
 Complete portfolio holdings as of       30 days after calendar quarter-end           For one year
 calendar quarter-end
---------------------------------------------------------------------------------------------------------------------------------

    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information, which is available at http://www.invescoaim.com.

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS


Invesco Aim serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.


    The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the fund and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the fund:

    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at Bleichstrasse 60-62, Frankfurt, Germany 60313, which has acted as an investment advisor since 1998.
    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.
    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.
    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.
    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at One Midtown Plaza, 1360 Peachtree Street, N.E., Suite 100, Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.
    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.
    Invesco Institutional (N.A.), Inc. (Invesco Institutional), located at One Midtown Plaza, 1360 Peachtree Street, N.E., Suite 100, Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.
    Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.

    AIM Funds Management Inc. (AFMI), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1994. AFMI anticipates changing its name to Invesco Trimark Investment Management Inc. on or prior to December 31, 2008.


    AIM Floating Rate Fund, one of the underlying funds, along with numerous unrelated funds and financial institutions, has been named as a defendant in two private civil lawsuits filed in the United States Bankruptcy Court, Southern District of New York. (Enron Corp. v. J.P. Morgan Securities, Inc., et al., Case No. 01-16034(AJG) and Adelphia Communications Corp. and its Affiliate Debtors in Possession and Official Committee of Unsecured Creditors of Adelphia v. Bank of America, individually and as Agent for various Banks Party to Credit Agreements, et al., Case No. 02-41729). These lawsuits seek, respectively, avoidance of certain payments made by Enron corp. and avoidance of certain loans of Adelphia Communications Corp. The Enron lawsuit alleges that payments made to AIM Floating Rate Fund and other creditors to prepay and/or redeem certain commercial paper prior to its maturity were preferential transfers. The amount sought to be recovered from AIM Floating Rate Fund in the Enron lawsuit is the aggregate amount of the repurchases of Enron's commercial paper from AIM Floating Rate Fund during the 90 days prior to the filing by Enron of a bankruptcy petition (approximately $10 million) plus interest and Enron's court costs. The Adelphia lawsuit alleges that the purchasers of Adelphia's bank debt knew, or should have known, that the loan proceeds would not benefit Adelphia, but instead would be used to enrich Adelphia insiders. The amount sought to be recovered from AIM Floating Rate Fund in the Adelphia lawsuit is not specified in such lawsuit. Adelphia has also filed a bankruptcy petition. Accordingly, any recoveries by the plaintiffs in these lawsuits may result in a corresponding claim

                        --------------------------------
                        AIM CONSERVATIVE ALLOCATION FUND
                        --------------------------------

against the respective bankruptcy estate, which may be paid in part through distributions under a plan of reorganization to the extent the claim is allowed under such plan.
    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.
    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.
    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

The advisor does not receive a management fee from the fund.

    Invesco Aim, not the fund, pays sub-advisory fees, if any.


    A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement of the fund is available in the fund's most recent report to shareholders for the six-month period ended June 30.


PORTFOLIO MANAGER

The fund is not actively managed, however, Gary K. Wendler, Director of Product Line Strategy and Investment Services for an affiliate of the advisor, assisted by a group of research professionals, determines the asset class allocation, underlying fund selections and target weightings for the fund. He has been responsible for the fund since its inception in 2004 and has been associated with the advisor and/or its affiliates since 1995.
    The underlying funds are actively managed by investment professionals. More information on the investment professionals managing the underlying funds may be found on our website http://www.invescoaim.com. The website is not a part of this prospectus.
    The fund's Statement of Additional Information provides additional information about the portfolio manager's investments in the fund, a description of his compensation structure, and information regarding other accounts he manages.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Conservative Allocation Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "General Information--Initial Sales Charges (Class A Shares Only)" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to a contingent deferred sales charge. Purchases of Class B and Class C shares are subject to a contingent deferred sales charge. Certain purchases of Class R shares may be subject to a contingent deferred sales charge. For more information on contingent deferred sales charges, see "General Information--Contingent Deferred Sales Charges (CDSCs)" section of this prospectus.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist of both capital gains and ordinary income.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS


The fund generally distributes long-term and short-term capital gains, if any, annually, but may declare and pay capital gains distributions more than once per year as permitted by law.

                        --------------------------------
                        AIM CONSERVATIVE ALLOCATION FUND
                        --------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.
    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.





                                                                                      CLASS A
                                                              -------------------------------------------------------
                                                                         YEAR ENDED                 APRIL 30, 2004
                                                                        DECEMBER 31,              (COMMENCEMENT DATE)
                                                              --------------------------------      TO DECEMBER 31,
                                                               2007          2006       2005             2004
                                                              -------       -------    -------    -------------------
Net asset value, beginning of period                          $ 10.64       $ 10.41    $ 10.32          $ 10.00
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.46(a)       0.35(a)    0.25(a)          0.06
---------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         0.05          0.36       0.11             0.36
=====================================================================================================================
    Total from investment operations                             0.51          0.71       0.36             0.42
=====================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.40)        (0.33)     (0.21)           (0.10)
---------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.20)        (0.15)     (0.06)           (0.00)
=====================================================================================================================
    Total distributions                                         (0.60)        (0.48)     (0.27)           (0.10)
=====================================================================================================================
Net asset value, end of period                                $ 10.55       $ 10.64    $ 10.41          $ 10.32
_____________________________________________________________________________________________________________________
=====================================================================================================================
Total return(b)                                                  4.79%         6.84%      3.44%            4.19%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $74,783       $44,595    $35,981          $20,124
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 0.49%(c)      0.49%      0.50%            0.55%(d)
---------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              0.65%(c)      0.72%      0.91%            1.41%(d)
=====================================================================================================================
Estimated acquired fund fees from underlying funds(e)            0.62%         0.61%      0.60%            0.63%
=====================================================================================================================
Ratio of net investment income to average net assets             4.18%(c)      3.32%      2.36%            1.74%(d)
_____________________________________________________________________________________________________________________
=====================================================================================================================
Portfolio turnover rate(f)                                         22%           34%        24%               9%
_____________________________________________________________________________________________________________________
=====================================================================================================================



(a)Calculated using average shares outstanding.


(b)Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(c)Ratios are based on average daily net assets of $64,514,185.


(d)Annualized.


(e)In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.


(f)Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                        --------------------------------
                        AIM CONSERVATIVE ALLOCATION FUND
                        --------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                      CLASS B
                                                              -------------------------------------------------------
                                                                         YEAR ENDED                 APRIL 30, 2004
                                                                        DECEMBER 31,              (COMMENCEMENT DATE)
                                                              --------------------------------      TO DECEMBER 31,
                                                               2007          2006       2005             2004
                                                              -------       -------    -------    -------------------
Net asset value, beginning of period                          $ 10.59       $ 10.36    $ 10.28          $ 10.00
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.37(a)       0.27(a)    0.17(a)          0.04
---------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         0.04          0.37       0.11             0.32
=====================================================================================================================
    Total from investment operations                             0.41          0.64       0.28             0.36
=====================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.32)        (0.26)     (0.14)           (0.08)
---------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.20)        (0.15)     (0.06)           (0.00)
=====================================================================================================================
    Total distributions                                         (0.52)        (0.41)     (0.20)           (0.08)
=====================================================================================================================
Net asset value, end of period                                $ 10.48       $ 10.59    $ 10.36          $ 10.28
_____________________________________________________________________________________________________________________
=====================================================================================================================
Total return(b)                                                  3.88%         6.14%      2.76%            3.59%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $19,796       $20,482    $18,281          $10,436
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.24%(c)      1.24%      1.20%            1.20%(d)
---------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.40%(c)      1.47%      1.61%            2.06%(d)
=====================================================================================================================
Estimated acquired fund fees from underlying funds(e)            0.62%         0.61%      0.60%            0.63%
=====================================================================================================================
Ratio of net investment income to average net assets             3.43%(c)      2.57%      1.66%            1.09%(d)
_____________________________________________________________________________________________________________________
=====================================================================================================================
Portfolio turnover rate(f)                                         22%           34%        24%               9%
_____________________________________________________________________________________________________________________
=====================================================================================================================



(a)Calculated using average shares outstanding.


(b)Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(c)Ratios are based on average daily net assets of $20,313,826.


(d)Annualized.


(e)In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.


(f)Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                        --------------------------------
                        AIM CONSERVATIVE ALLOCATION FUND
                        --------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                      CLASS C
                                                              -------------------------------------------------------
                                                                         YEAR ENDED                 APRIL 30, 2004
                                                                        DECEMBER 31,              (COMMENCEMENT DATE)
                                                              --------------------------------      TO DECEMBER 31,
                                                               2007          2006       2005             2004
                                                              -------       -------    -------    -------------------
Net asset value, beginning of period                          $ 10.58       $ 10.36    $ 10.28          $ 10.00
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.37(a)       0.27(a)    0.17(a)          0.04
---------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         0.05          0.36       0.11             0.32
=====================================================================================================================
    Total from investment operations                             0.42          0.63       0.28             0.36
=====================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.32)        (0.26)     (0.14)           (0.08)
---------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.20)        (0.15)     (0.06)           (0.00)
=====================================================================================================================
    Total distributions                                         (0.52)        (0.41)     (0.20)           (0.08)
=====================================================================================================================
Net asset value, end of period                                $ 10.48       $ 10.58    $ 10.36          $ 10.28
_____________________________________________________________________________________________________________________
=====================================================================================================================
Total return(b)                                                  3.98%         6.04%      2.76%            3.59%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $22,327       $18,436    $13,726          $11,751
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.24%(c)      1.24%      1.20%            1.20%(d)
---------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.40%(c)      1.47%      1.61%            2.06%(d)
=====================================================================================================================
Estimated acquired fund fees from underlying funds(e)            0.62%         0.61%      0.60%            0.63%
=====================================================================================================================
Ratio of net investment income to average net assets             3.43%(c)      2.57%      1.66%            1.09%(d)
_____________________________________________________________________________________________________________________
=====================================================================================================================
Portfolio turnover rate(f)                                         22%           34%        24%               9%
_____________________________________________________________________________________________________________________
=====================================================================================================================



(a)Calculated using average shares outstanding.


(b)Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(c)Ratios are based on average daily net assets of $20,163,210.


(d)Annualized.


(e)In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.


(f)Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                        --------------------------------
                        AIM CONSERVATIVE ALLOCATION FUND
                        --------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                    CLASS R
                                                              ----------------------------------------------------
                                                                       YEAR ENDED                APRIL 30, 2004
                                                                      DECEMBER 31,             (COMMENCEMENT DATE)
                                                              -----------------------------      TO DECEMBER 31,
                                                               2007         2006      2005            2004
                                                              ------       ------    ------    -------------------
Net asset value, beginning of period                          $10.62       $10.39    $10.31          $10.00
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.43(a)      0.33(a)   0.22(a)         0.06
------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)        0.04         0.36      0.11            0.34
==================================================================================================================
    Total from investment operations                            0.47         0.69      0.33            0.40
==================================================================================================================
Less distributions:
  Dividends from net investment income                         (0.37)       (0.31)    (0.19)          (0.09)
------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.20)       (0.15)    (0.06)          (0.00)
==================================================================================================================
    Total distributions                                        (0.57)       (0.46)    (0.25)          (0.09)
==================================================================================================================
Net asset value, end of period                                $10.52       $10.62    $10.39          $10.31
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(b)                                                 4.46%        6.60%     3.18%           4.05%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $4,831       $4,182    $3,584          $1,584
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                0.74%(c)     0.74%     0.70%           0.70%(d)
------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             0.90%(c)     0.97%     1.11%           1.56%(d)
==================================================================================================================
Estimated acquired fund fees from underlying funds(e)           0.62%        0.61%     0.60%           0.63%
==================================================================================================================
Ratio of net investment income to average net assets            3.93%(c)     3.07%     2.16%           1.59%(d)
__________________________________________________________________________________________________________________
==================================================================================================================
Portfolio turnover rate(f)                                        22%          34%       24%              9%
__________________________________________________________________________________________________________________
==================================================================================================================



(a)Calculated using average shares outstanding.


(b)Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.


(c)Ratios are based on average daily net assets of $4,761,054.


(d)Annualized.


(e)In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.


(f)Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                                  THE AIM FUNDS

General Information

In addition to the fund, Invesco Aim serves as investment advisor to many other mutual funds that are offered to retail investors. The following information is about all the AIM funds that offer retail share classes.

CHOOSING A SHARE CLASS

Each of the funds offer multiple classes of shares. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular class, (ii) the initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to the class, (iii) the 12b-1 fee, if any, paid by the class, and (iv) any services you may receive from a financial intermediary. Please contact your financial advisor to assist you in making your decision. Please refer to the prospectus fee table for more information on the fees and expenses of a particular fund's share classes. In addition to the share classes shown in the chart below, AIM Money Market Fund offers AIM Cash Reserve Shares and AIM Summit Fund offers Class P shares.

                          AIM FUND RETAIL SHARE CLASSES

        CLASS A               CLASS A3                CLASS B               CLASS C               CLASS R           INVESTOR CLASS
---------------------  ---------------------  ---------------------  --------------------- --------------------- -------------------
-    Initial sales     -    No initial sales  -    No initial sales  -    No initial sales -    No initial sales -   No initial
     charge which may       charge                 charge                 charge                charge               sales charge
     be waived or
     reduced

-    Contingent        -    No contingent     -    Contingent        -    Contingent       -    Contingent       -    No contingent
     deferred sales         deferred sales         deferred sales         deferred sales        deferred sales        deferred sales
     charge on certain      charge                 charge on              charge on             charge on             charge
     redemptions                                   redemptions            redemptions           certain
                                                   within six             within one            redemptions
                                                   years                  year(3)

-    12b-1 fee of      -    12b-1 fee of      -    12b-1 fee of      -    12b-1 fee of     -    12b-1 fee of     -    12b-1 fee of
     0.25%(1)               0.25%                  1.00%                  1.00%(4)              0.50%                 0.25%(1)

                       -    Does not convert  -    Converts to Class -    Does not convert -    Does not convert -    Does not
                            to Class A shares      A shares on or         to Class A            to Class A            convert to
                                                   about the end of       shares                shares                Class A shares
                                                   the month which
                                                   is at least eight
                                                   years after the
                                                   date on which
                                                   shares were
                                                   purchased along
                                                   with a pro rata
                                                   portion of
                                                   reinvested
                                                   dividends and
                                                   distributions(2)

-    Generally more    -    Available only    -    Purchase orders   -    Generally more   -    Generally,       -    Generally
     appropriate for        through a limited      limited to amount      appropriate for       available only        closed to new
     long-term              number of funds        less than              short-term            to employee           investors
     investors                                     $100,000               investors             benefit plans

                                                                     -    Purchase orders
                                                                          limited to
                                                                          amounts less
                                                                          than $1,000,000

----------
(1) Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

(2)  Class B shares of AIM Money Market Fund convert to AIM Cash Reserve Shares.

(3) CDSC does not apply to redemption of Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund unless you received Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund through an exchange from Class C shares from another AIM Fund that is still subject to a CDSC.

(4)  Class C shares of AIM Floating Rate Fund have a 12b-1 fee of 0.75%.

SHARE CLASS ELIGIBILITY

CLASS A, A3, B, C AND AIM CASH RESERVE SHARES

Class A, A3, B, C and AIM Cash Reserve Shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and employee benefit plans. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial advisor and any other intermediaries who will be involved in the servicing of your account when choosing a share class.

     Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code (the Code). These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. However, plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

CLASS P SHARES

In addition to the other share classes discussed herein, the AIM Summit Fund offers Class P shares, which were historically sold only through the AIM Summit Investors Plans I and II (each a Plan and, collectively, the Summit Plans). Class P shares are sold with no initial sales charge and have a 12b-1 fee of 0.10%. However, Class P shares are not sold to members of the general public. Only shareholders who had accounts in the Summit Plans at the close of business on December 8, 2006 may purchase Class P shares and only until the total of their combined investments in the Summit Plans and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. For a Plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30 year extended investment option.

MCF-5/08

                                  THE AIM FUNDS

CLASS R SHARES

Class R shares are generally available only to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Code; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.

INVESTOR CLASS SHARES

Some of the funds offer Investor Class shares. Investor Class shares are sold with no initial sales charge and have a maximum 12b-1 fee of 0.25%. Investor Class shares are not sold to members of the general public. Only the following persons may purchase Investor Class shares:

- Investors who established accounts prior to April 1, 2002, in Investor Class shares who have continuously maintained an account in Investor Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons). These investors are referred to as "grandfathered investors."

- Customers of certain financial intermediaries which have had relationships with the funds' distributor or any funds that offered Investor Class shares prior to April 1, 2002, who have continuously maintained such relationships. These intermediaries are referred to as "grandfathered intermediaries."

- Employee benefit plans; provided, however, that retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Code in order to purchase Investor Class shares, unless the plan is considered a grandfathered investor or the account is opened through a grandfathered intermediary. Investor Class shares are generally not available for IRAs, unless the IRA depositor is considered a grandfathered investor or the account is opened through a grandfathered intermediary.

- Any trustee, director, officer or employee of any fund or of Invesco Ltd. or any of its subsidiaries or affiliates, or any employee benefit plan maintained by any of them (this includes any immediate family members of such persons).

DISTRIBUTION AND SERVICE (12B-1) FEES

Except as noted below, each fund has adopted a distribution plan pursuant to SEC Rule 12b-1. A 12b-1 plan allows a fund to pay distribution fees to Invesco Aim Distributors, Inc. (Invesco Aim Distributors) to compensate or reimburse, as applicable, Invesco Aim Distributors for its efforts in connection with the sale and distribution of the fund's shares and for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     The following funds and share classes do not have 12b-1 plans:

-    AIM Tax-Free Intermediate Fund, Class A shares.

-    AIM Money Market Fund, Investor Class shares.

-    AIM Tax-Exempt Cash Fund, Investor Class shares.

-    Premier Portfolio, Investor Class shares.

-    Premier U.S. Government Money Portfolio, Investor Class shares.

-    Premier Tax-Exempt Portfolio, Investor Class shares.

INITIAL SALES CHARGES (CLASS A SHARES ONLY)

The funds are grouped into four categories for determining initial sales charges. The "Other Information" section of each fund's prospectus will tell you the sales charge category in which the fund is classified. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

CATEGORY I INITIAL SALES CHARGES

                                    INVESTOR'S SALES CHARGE
                                    -----------------------
                                     AS A % OF
AMOUNT INVESTED                       OFFERING    AS A % OF
IN A SINGLE TRANSACTION                PRICE     INVESTMENT
-----------------------              ---------   ----------
Less than              $   25,000      5.50%        5.82%
$ 25,000 but less than $   50,000      5.25         5.54
$ 50,000 but less than $  100,000      4.75         4.99
$100,000 but less than $  250,000      3.75         3.90
$250,000 but less than $  500,000      3.00         3.09
$500,000 but less than $1,000,000      2.00         2.04

CATEGORY II INITIAL SALES CHARGES

                                    INVESTOR'S SALES CHARGE
                                    -----------------------
                                     AS A % OF
AMOUNT INVESTED                       OFFERING    AS A % OF
IN A SINGLE TRANSACTION                PRICE     INVESTMENT
-----------------------              ---------   ----------
Less than              $   50,000      4.75%        4.99%
$ 50,000 but less than $  100,000      4.00         4.17
$100,000 but less than $  250,000      3.75         3.90
$250,000 but less than $  500,000      2.50         2.56
$500,000 but less than $1,000,000      2.00         2.04

                                  THE AIM FUNDS

CATEGORY III INITIAL SALES CHARGES

                                    INVESTOR'S SALES CHARGE
                                    -----------------------
                                     AS A % OF
AMOUNT INVESTED                       OFFERING    AS A % OF
IN A SINGLE TRANSACTION                PRICE     INVESTMENT
-----------------------              ---------   ----------
Less than              $  100,000      1.00%        1.01%
$100,000 but less than $  250,000      0.75         0.76
$250,000 but less than $1,000,000      0.50         0.50

CATEGORY IV INITIAL SALES CHARGES

                                    INVESTOR'S SALES CHARGE
                                    -----------------------
                                     AS A % OF
AMOUNT INVESTED                       OFFERING    AS A % OF
IN A SINGLE TRANSACTION                PRICE     INVESTMENT
-----------------------              ---------   ----------
Less than              $  100,000      2.50%        2.56%
$100,000 but less than $  250,000      2.00         2.04
$250,000 but less than $  500,000      1.50         1.52
$500,000 but less than $1,000,000      1.25         1.27

CLASS A SHARES SOLD WITHOUT AN INITIAL SALES CHARGE

Certain categories of investors are permitted to purchase and certain intermediaries are permitted to sell Class A shares of the funds without an initial sales charge because their transactions involve little or no expense. The investors who are entitled to purchase Class A shares without paying an initial sales charge include the following:

- Any current or retired trustee, director, officer or employee of any fund or of Invesco Ltd. or any of its subsidiaries or affiliates, or any foundation, trust or employee benefit plan maintained by any of them (this includes any immediate family members of such persons).

- Any registered representative or employee of any intermediary who has an agreement with Invesco Aim Distributors to sell shares of the funds (this includes any immediate family members of such persons).

- Any investor who purchases their shares through an approved fee-based program (this may include any type of account for which there is some alternative arrangement made between the investor and the intermediary to provide for compensation of the intermediary for services rendered in connection with the sale of the shares and maintenance of the customer relationship).

- Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which Invesco Aim Distributors acts as the prototype sponsor to another retirement plan or individual retirement account for which Invesco Aim Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a fund held through the plan or account.

- Employee benefit plans; provided, however, that they meet at least one of the following requirements:

     a.   the plan has assets of at least $1 million;

     b.   there are at least 100 employees eligible to participate in the plan;
          or

     c. all plan transactions are executed through a single omnibus account per fund; further provided that retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares without paying an initial sales charge based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.

- Any investor who maintains an account in Investor Class shares of a fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons).

-    Qualified Tuition Programs created and maintained in accordance with
     Section 529 of the Code.

-    Insurance company separate accounts.

     No investor will pay an initial sales charge in the following circumstances:

- When buying Class A shares of AIM Tax-Exempt Cash Fund and Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

-    When reinvesting dividends and distributions.

- When exchanging shares of one fund, that were previously assessed a sales charge, for shares of another fund.

- As a result of a fund's merger, consolidation, or acquisition of the assets of another fund.

     Additional information regarding eligibility to purchase shares at reduced or without sales charges is available on the Internet at www.invescoaim.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Please consult the fund's Statement of Additional Information for details.

     Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

                                  THE AIM FUNDS

RIGHTS OF ACCUMULATION

You may combine your new purchases of Class A shares of a fund with other fund shares currently owned (Class A, B, C, P or R) and investments in the AIM College Savings Plan(R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name with the same taxpayer identification number for the purpose of qualifying you for lower initial sales charge rates. There may be other accounts that are eligible to be linked, as described in the fund's Statement of Additional Information. However, if the accounts are not registered in the same name with the same taxpayer identification number, you will have to contact the transfer agent to request that those accounts be linked. The transfer agent will not be responsible for identifying all accounts that may be eligible to be linked.

LETTERS OF INTENT

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of one or more funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will be assessed the higher initial sales charge that would normally be applicable to the amount actually invested.

REINSTATEMENT FOLLOWING REDEMPTION

If you redeem shares of a fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B and P redemptions may be reinvested only into Class A shares with no initial sales charge. This reinstatement privilege does not apply to:

- A purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or

- A purchase paid for with proceeds from the redemption of shares that were held indirectly through an employee benefit plan.

     In order to take advantage of this reinstatement privilege, you must inform your financial advisor or the transfer agent that you wish to do so at the time of your investment.

CONTINGENT DEFERRED SALES CHARGES (CDSCS)

CDSCS ON CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND

You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I, II and IV funds without paying an initial sales charge. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

     If you currently own Class A shares of a Category I, II or IV fund, and make additional purchases without paying an initial sales charge that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

     If Invesco Aim Distributors pays a concession to the dealer of record in connection with a Large Purchase of Class A shares by an employee benefit plan, the Class A shares may be subject to a 1% CDSC if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

     If you acquire AIM Cash Reserve Shares of AIM Money Market Fund, Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund through an exchange involving Class A shares that were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.

CDSCS ON CLASS B SHARES AND ON CLASS C SHARES OF FUNDS OTHER THAN
AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class B and Class C shares are sold without an initial sales charge. However, they are subject to a CDSC. If you redeem your shares during the CDSC period, you will be assessed a CDSC as follows, unless you qualify for one of the CDSC exceptions outlined below:

YEAR SINCE PURCHASE MADE:   CLASS B   CLASS C
-------------------------   -------   -------
First                          5%        1%
Second                         4        None
Third                          3        None
Fourth                         3        None
Fifth                          2        None
Sixth                          1        None
Seventh and following         None      None

CDSCS ON CLASS C SHARES -- EMPLOYEE BENEFIT PLAN

Invesco Aim Distributors pays a concession to the dealer of record in connection with a purchase of Class C shares by an employee benefit plan; the Class C shares are subject to a 1.00% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

CDSCS ON CLASS C SHARES OF AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class C shares of AIM LIBOR Alpha Fund and AIM Short Term Bond Fund are not normally subject to a CDSC. However, if you acquired shares of those funds through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC. Conversely, if you acquire Class C shares of any other fund as a result of an exchange involving Class C shares of

                                  THE AIM FUNDS

AIM LIBOR Alpha Fund or AIM Short Term Bond Fund that were not subject to a CDSC, then the shares acquired as a result of the exchange will not be subject to a CDSC.

CDSCS ON CLASS R SHARES

Class R shares are not normally subject to a CDSC. However, if Invesco Aim Distributors pays a concession to the dealer of record in connection with a purchase of Class R shares by an employee benefit plan, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first and, then, shares in the order of their purchase.

CDSC EXCEPTIONS

Investors who own shares that are otherwise subject to a CDSC will not pay a CDSC in the following circumstances:

- If you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period.

-    If you redeem shares to pay account fees.

- If you are the executor, administrator or beneficiary of an estate or are otherwise entitled to assets remaining in an account following the death or post-purchase disability of a shareholder or beneficial owner and you choose to redeem those shares.

     There are other circumstances under which you may be able to redeem shares without paying CDSCs. Additional information regarding CDSC exceptions is available on the Internet at www.invescoaim.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

     Shares acquired through the reinvestment of dividends and distributions are not subject to CDSCs. The following share classes are sold with no CDSC:

-    Class A shares of any Category III Fund.

-    Class A shares of AIM Tax-Exempt Cash Fund.

- Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

-    AIM Cash Reserve Shares of AIM Money Market Fund.

-    Investor Class shares of any fund.

-    Class P shares of AIM Summit Fund.

REDEMPTION FEES

Certain funds impose a 2% redemption fee (on redemption proceeds) if you redeem or exchange shares within 31 days of purchase. Please refer to the applicable fund's prospectus to determine whether that fund imposes a redemption fee. As of the date of this prospectus, the following funds impose redemption fees:

AIM Asia Pacific Growth Fund
AIM China Fund
AIM Developing Markets Fund
AIM European Growth Fund
AIM European Small Company Fund
AIM Floating Rate Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Health Care Fund
AIM Global Real Estate Fund
AIM Global Small & Mid Cap Growth Fund
AIM Global Value Fund
AIM Gold & Precious Metals Fund
AIM High Yield Fund
AIM International Allocation Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund
AIM International Total Return Fund
AIM Japan Fund
AIM Trimark Fund

     The redemption fee will be retained by the fund from which you are redeeming or exchanging shares, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed on a first-in, first-out basis, which means that you will redeem shares in the order of their purchase.

                                  THE AIM FUNDS

     Redemption fees generally will not be charged in the following circumstances:

- Redemptions and exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to assess the redemption fees.

- Redemptions and exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, variable insurance contracts or separately managed qualified default investment alternative vehicles maintained pursuant to Section 404(c)(5) of the Employee Retirement Income Security Act of 1974, as amended (ERISA), which use the funds as underlying investments.

- Redemptions and exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans.

- Redemptions requested within 31 days following the death or post-purchase disability of an account owner.

-    Redemptions or exchanges initiated by a fund.

     The following shares are not subject to redemption fees, irrespective of whether they are redeemed in accordance with any of the exceptions set forth above:

-    Shares acquired through the reinvestment of dividends and distributions.

-    Shares acquired through systematic purchase plans.

- Shares acquired in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan to the trustee or custodian of another employee benefit plan.

     Shares held by employee benefit plans will only be subject to redemption fees if the shares were acquired by exchange and are redeemed by exchange within 31 days of purchase.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

     Your financial advisor or other intermediary may charge service fees for handling redemption transactions. Your shares also may be subject to a CDSC in addition to the redemption fee.

PURCHASING SHARES

If you hold your shares through a financial advisor or other intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution's policies.

MINIMUM INVESTMENTS

There are no minimum investments for Class P or R shares for fund accounts. The minimum investments for Class A, A3, B, C, and Investor Class shares for fund accounts are as follows:

                                                             INITIAL     ADDITIONAL
                                                           INVESTMENT   INVESTMENTS
TYPE OF ACCOUNT                                             PER FUND      PER FUND
---------------                                            ----------   -----------
Wrap-fee accounts managed by your financial advisor           None          None
Employee benefit plans, SEP, SARSEP and SIMPLE IRA plans      None          None
Any type of account if the investor is purchasing shares
   through a systematic purchase plan                        $   50         $50
IRAs, Roth IRAs and Coverdell ESAs                              250          25
All other accounts                                            1,000          50
Invesco Aim Distributors has the discretion to accept
   orders for lesser amounts.

                                  THE AIM FUNDS

HOW TO PURCHASE SHARES

                        OPENING AN ACCOUNT                                       ADDING TO AN ACCOUNT
                        ------------------                                       --------------------
Through a Financial     Contact your financial advisor.                          Contact your financial advisor.
Advisor

By Mail                 Mail completed account application and check to          Mail your check and the remittance slip
                        the transfer agent, Invesco Aim Investment               from your confirmation statement to the
                        Services, Inc., P.O. Box 4739,                           transfer agent.
                        Houston, TX 77210-4739.

By Wire                 Mail completed account application to the transfer       Call the transfer agent to receive a
                        agent. Call the transfer agent at (800) 959-4246 to      reference number. Then, use the wire
                        receive a reference number. Then, use the wire           instructions provided below.
                        instructions provided below.

Wire Instructions       Beneficiary Bank ABA/Routing #: 021000021
                        Beneficiary Account Number: 00100366807
                        Beneficiary Account Name: Invesco Aim Investment
                        Services, Inc.
                        RFB: Fund Name, Reference #
                        OBI: Your Name, Account #

By Telephone            Open your account using one of the methods               Select the Bank Account Information
                                                                                 option on described above. your completed
                                                                                 account application or complete a
                                                                                 Systematic Options and Bank Information
                                                                                 Form. Mail the application or form to the
                                                                                 transfer agent. Once the transfer agent
                                                                                 has received the form, call the transfer
                                                                                 agent at the number below to place your
                                                                                 purchase order.

Automated Investor      Open your account using one of the methods described     Call the Invesco Aim 24-hour Automated
Line                    above.                                                   Investor Line at 1-800-246-5463. You may
                                                                                 place your order after you have provided
                                                                                 the bank instructions that will be
                                                                                 requested.

By Internet             Open your account using one of the methods described     Access your account at
                        above.                                                   www.invescoaim.com. The proper bank
                                                                                 instructions must have been provided on
                                                                                 your account. You may not purchase shares
                                                                                 in retirement accounts on the internet.

     Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the fund verify and record your identifying information.

SYSTEMATIC PURCHASE PLAN

You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50 per fund. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal. Certain financial advisors and other intermediaries may also offer systematic purchase plans.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic periodic exchanges, if permitted, from one fund to another fund or multiple other funds. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another fund is $50. Certain financial advisors and other intermediaries may also offer dollar cost averaging programs. If you participate in one of these programs and it is the same or similar to Invesco Aim's Dollar Cost Averaging program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

AUTOMATIC DIVIDEND AND DISTRIBUTION INVESTMENT

Your dividends and distributions may be paid in cash or reinvested in the same fund or another fund without paying an initial sales charge. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. If you elect to receive your distributions by check, and the distribution amount is $10 or less, then the amount will be automatically reinvested in the same fund and no check will be issued. If you have elected to receive distributions by check, and the postal service is unable to deliver checks to your address of record, then your distribution election may be converted to having all subsequent distributions reinvested in the same fund and no checks will be issued. You should contact the transfer agent to change your distribution option, and your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

     You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

- Your account balance in the fund paying the dividend or distribution must be at least $5,000; and

- Your account balance in the fund receiving the dividend or distribution must be at least $500.

                                  THE AIM FUNDS

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will not occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice to participating investors. Certain financial advisors and other intermediaries may also offer portfolio rebalancing programs. If you participate in one of these programs and it is the same as or similar to Invesco Aim's program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

RETIREMENT PLANS SPONSORED BY INVESCO AIM DISTRIBUTORS

Invesco Aim Distributors acts as the prototype sponsor for certain types of retirement plan documents. These plan documents are generally available to anyone wishing to invest plan assets in the funds. These documents are provided subject to terms, conditions and fees that vary by plan type. Contact your financial advisor or other intermediary for details.

REDEEMING SHARES

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call during the hours of the customary trading session of the New York Stock Exchange
(NYSE) in order to effect the redemption at that day's net asset value. For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call before the last net asset value determination in order to effect the redemption that day.

HOW TO REDEEM SHARES

Through a Financial       Contact your financial advisor or intermediary
Advisor or Other          (including your retirement plan administrator).
Intermediary

By Mail Send a written request to the transfer agent which includes:

                          -    Original signatures of all registered
                               owners/trustees;

                          - The dollar value or number of shares that you wish to redeem;

                          -    The name of the fund(s) and your account number;
                               and

                          -    Signature guarantees, if necessary (see below).

                          The transfer agent may require that you provide additional documentation, or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA or other type of retirement account, you must complete the appropriate distribution form.

By Telephone              Call the transfer agent at 1-800-959-4246. You will be
                          allowed to redeem by telephone if:

                          - Your redemption proceeds are to be mailed to your address on record (and there has been no change in your address of record within the last 30 days) or transferred electronically to a pre-authorized checking account;

                          -    You do not hold physical share certificates;

                          -    You can provide proper identification
                               information;

                          - Your redemption proceeds do not exceed $250,000 per fund; and

                          - You have not previously declined the telephone redemption privilege.

                          You may, in limited circumstances, initiate a redemption from an Invesco Aim IRA account by telephone. Redemptions from other types of retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form.

Automated Investor Line   Call the Invesco Aim 24-hour Automated Investor Line
                          at 1-800-246-5463. You may place your redemption order
                          after you have provided the bank instructions that
                          will be requested.

By Internet               Place your redemption request at www.invescoaim.com.
                          You will be allowed to redeem by Internet if:

                          -    You do not hold physical share certificates;

                          -    You can provide proper identification
                               information;

                          - Your redemption proceeds do not exceed $250,000 per fund; and

                          -    You have already provided proper bank
                               information.

                          Redemptions from most retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form.

                                  THE AIM FUNDS

TIMING AND METHOD OF PAYMENT

We normally will send out payments within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent). If you redeem shares recently purchased by check or ACH, you may be required to wait up to ten business days before we send your redemption proceeds. This delay is necessary to ensure that the purchase has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted on the NYSE. Redemption checks are mailed to your address of record, via first class U.S. mail, unless you make other arrangements with the transfer agent.

     We use reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

EXPEDITED REDEMPTIONS (AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)

If you place your redemption order by telephone, before 11:30 a.m. Eastern Time and request an expedited redemption, we will transmit payment of redemption proceeds on that same day via federal wire to a bank of record on your account. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we will transmit payment on the next business day.

SYSTEMATIC WITHDRAWALS

You may arrange for regular periodic withdrawals from your account in amounts equal to or greater than $50 per fund. We will redeem the appropriate number of shares from your account to provide redemption proceeds in the amount requested. You must have a total account balance of at least $5,000 in order to establish a Systematic Redemption Plan, unless you are establishing a Required Minimum Distribution for a retirement plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

CHECK WRITING

The transfer agent provides check writing privileges for accounts in the following funds and share classes:

-    AIM Money Market Fund, AIM Cash Reserve Shares and Investor Class shares

-    AIM Tax-Exempt Cash Fund, Class A shares and Investor Class shares

-    Premier Portfolio, Investor Class shares

-    Premier Tax-Exempt Portfolio, Investor Class shares

-    Premier U.S. Government Money Portfolio, Investor Class shares

     You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts. Checks are not eligible to be converted to ACH by the payee. You may not give authorization to a payee by phone to debit your account by ACH for a debt owed to the payee.

SIGNATURE GUARANTEES

We require a signature guarantee in the following circumstances:

-    When your redemption proceeds will equal or exceed $250,000 per fund.

- When you request that redemption proceeds be paid to someone other than the registered owner of the account.

- When you request that redemption proceeds be sent somewhere other than the address of record or bank of record on the account.

- When you request that redemption proceeds be sent to a new address or an address that changed in the last 30 days.

     The transfer agent will accept a guarantee of your signature by a number of different types of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS INITIATED BY THE FUNDS

If your account (Class A, A3, B, C, P and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a Systematic Purchase Plan.

     If the fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which

                                  THE AIM FUNDS

is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Accordingly, the procedures and processes applicable to redemptions of fund shares, as discussed under the heading "Redeeming Shares" above, will apply. Before requesting an exchange, review the prospectus of the fund you wish to acquire.

     All exchanges are subject to the limitations set forth in the prospectuses of the funds. If you wish to exchange shares of one fund for those of another fund, you must consult the prospectus of the fund whose shares you wish to acquire to determine whether the fund is offering shares to new investors and whether you are eligible to acquire shares of that fund.

PERMITTED EXCHANGES

Except as otherwise provided below under "Exchanges Not Permitted", you generally may exchange your shares for shares of the same class of another fund. The following below shows permitted exchanges:

EXCHANGE FROM             EXCHANGE TO
-------------             -----------
AIM Cash Reserve Shares   Class A, A3, B, C, R, Investor Class
Class A                   Class A, A3, Investor Class, AIM Cash Reserve Shares
Class A3                  Class A, A3, Investor Class, AIM Cash Reserve Shares
Investor Class            Class A, A3, Investor Class
Class P                   Class A, A3, AIM Cash Reserve Shares
Class B                   Class B
Class C                   Class C
Class R                   Class R

EXCHANGES NOT PERMITTED

The following exchanges are not permitted:

- Investor Class shares cannot be exchanged for Class A shares of any fund which offers Investor Class shares.

- Exchanges into Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund (also known as the Category III funds) are not permitted.

- Class A Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund cannot be exchanged for Class A3 Shares of those funds.

- AIM Cash Reserve Shares cannot be exchanged for Class B, C or R shares if the shares being exchanged were acquired by exchange from Class A shares of any fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

     Under unusual market conditions, a fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time.

LIMIT ON THE NUMBER OF EXCHANGES

You will generally be limited to four exchanges out of a fund per calendar year (other than the money market funds); provided, however, that the following transactions will not count toward the exchange limitation:

- Exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to apply the exchange limitation.

- Exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments.

- Generally, exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs.

- Exchanges initiated by a fund or by the trustee, administrator or other fiduciary of an employee benefit plan (not in response to distribution or exchange instructions received from a plan participant).

     Each fund reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if the fund, or its designated agent, believes that granting such exceptions would be consistent with the best interests of shareholders.

     There is no limit on the number of exchanges out of AIM Limited Maturity Treasury Fund, AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

     If you exchange shares of one fund for shares of multiple other funds as part of a single transaction, that transaction is counted as one exchange out of a fund.

INITIAL SALES CHARGES AND CDSCS APPLICABLE TO EXCHANGES

You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date

                                  THE AIM FUNDS

you made your initial purchase.

RIGHTS RESERVED BY THE FUNDS

Each fund and its agents reserve the right at any time to:

-    Reject or cancel all or any part of any purchase or exchange order.

- Modify any terms or conditions related to the purchase, redemption or exchange of shares of any fund.

- Reject or cancel any request to establish a Systematic Purchase Plan, Systematic Redemption Plan or Portfolio Rebalancing Program.

- Suspend, change or withdraw all or any part of the offering made by this prospectus.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Boards of Trustees of the funds (collectively, the Board). The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

     Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Invesco Aim determines that the closing price of the security is unreliable, Invesco Aim will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

     Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

     Invesco Aim may use indications of fair value from pricing services approved by the Board. In other circumstances, the Invesco Aim Valuation Committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, Invesco Aim routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

     Specific types of securities are valued as follows:

     Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

     Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, Invesco Aim will value the security at fair value in good faith using procedures approved by the Board.

     Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that Invesco Aim determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Invesco Aim also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco Aim believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco Aim will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

     Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

     Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined

                                  THE AIM FUNDS

without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the Invesco Aim valuation committee will fair value the security using procedures approved by the Board.

     Short-term Securities. The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

     Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

     Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

     Open-end Funds. To the extent a fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

     Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Federal Reserve Bank of New York and the Bank of New York, the fund's custodian, are not open for business or the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if SIFMA recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

     From time to time and in circumstances deemed appropriate by Invesco Aim in its sole discretion, each of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio may remain open for business, during customary business day hours, on a day that the NYSE is closed for business. In such event, on such day you will be permitted to purchase or redeem shares of such funds and net asset values will be calculated for such funds.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

     For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

     For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

     The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year.

                                  THE AIM FUNDS

     Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. Exchanges of shares for shares of another fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax. A fund that is expected to have higher turnover than that of other funds is more likely to generate short-term gain or loss. If a fund does recognize short-term capital gain, it will distribute those gains as ordinary income dividends, which will be subject to tax at a shareholder's tax rate for ordinary income.

     Investors in tax-exempt funds should read the information under the heading "Other Information--Special Tax Information Regarding the Fund" in the applicable fund's prospectus.

     The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

PAYMENTS TO FINANCIAL ADVISORS

The financial advisor or intermediary through which you purchase your shares may receive all or a portion of the sales charges and distribution fees discussed above. In addition to those payments, Invesco Aim Distributors or one or more of its corporate affiliates (collectively, Invesco Aim Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash payments and other payments for certain marketing and support services. Invesco Aim Affiliates make these payments from their own resources, from Invesco Aim Distributors' retention of initial sales charges and from payments to Invesco Aim Distributors made by the funds under their 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with Invesco Aim Affiliates.

     Invesco Aim Affiliates make payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits Invesco Aim Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). Invesco Aim Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The payments Invesco Aim Affiliates make may be calculated based on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Payments may also be calculated based on the average daily net assets of the applicable funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. Invesco Aim Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

     Invesco Aim Affiliates are motivated to make these payments as they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, Invesco Aim Affiliates benefit from the incremental management and other fees paid to Invesco Aim Affiliates by the funds with respect to those assets.

     Invesco Aim Affiliates also may make payments to certain financial advisors for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by Invesco Aim Affiliates under this category of services are charged back to the funds, subject to certain limitations approved by the Board.

     You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from Invesco Aim Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY (MARKET TIMING) DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Board has adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

                                  THE AIM FUNDS

     The Invesco Aim Affiliates currently use the following tools designed to discourage excessive short-term trading in the retail funds:

-    Trade activity monitoring.

-    Trading guidelines.

-    Redemption fees on trades in certain funds.

- The use of fair value pricing consistent with procedures approved by the Board.

     Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     Money Market Funds. The Board of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that a money market fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the money market fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles; investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seek to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

     AIM Limited Maturity Treasury Fund. The Board of AIM Limited Maturity Treasury Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of such fund's shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions and determined that those risks were minimal. Nonetheless, to the extent that AIM Limited Maturity Treasury Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, AIM Limited Maturity Treasury Fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the fund for the following reasons:

- Many investors use AIM Limited Maturity Treasury Fund as a short-term investment alternative and should be able to purchase and redeem shares regularly and frequently.

- One of the advantages of AIM Limited Maturity Treasury Fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of AIM Limited Maturity Treasury Fund will be detrimental to the continuing operations of such fund.

TRADE ACTIVITY MONITORING

Invesco Aim Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Invesco Aim Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than

                                  THE AIM FUNDS

exchanges into a money market fund. Invesco Aim Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

     The ability of Invesco Aim Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

TRADING GUIDELINES

If you exceed four exchanges out of a fund per calendar year (other than the money market funds and AIM Limited Maturity Treasury Fund), or a fund or an Invesco Aim Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders.

     The ability of Invesco Aim Affiliates to monitor exchanges made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEES

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 31 days of purchase. The ability of a fund to assess a redemption fee on redemptions effectuated through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at http://www.invescoaim.com.

If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at Invesco Aim Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or

BY TELEPHONE:       (800) 959-4246
ON THE INTERNET:    You can send us a request by e-mail or download
                    prospectuses, SAIs, annual or semiannual reports via our
                    website: http://www.invescoaim.com

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM Conservative Allocation Fund
   SEC 1940 Act file number: 811-02699
----------------------------------------

invescoaim.com     CAL-PRO-1
                                                 [INVESCO AIM LOGO APPEARS HERE]
                                                         --Service Mark--

                                                          AIM GLOBAL EQUITY FUND

                                                                     PROSPECTUS
                                                                    May 1, 2008

AIM Global Equity Fund's investment objective is to provide long-term growth of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, B, C and R shares of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                             ----------------------
                             AIM GLOBAL EQUITY FUND
                             ----------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


RISK/RETURN SUMMARY                                  1
------------------------------------------------------
PERFORMANCE INFORMATION                              1
------------------------------------------------------
Annual Total Returns                                 1

Performance Table                                    2

------------------------------------------------------
FEE TABLE AND EXPENSE EXAMPLE                        3
------------------------------------------------------
Fee Table                                            3

Expense Example                                      3

------------------------------------------------------
HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                        4
------------------------------------------------------
INVESTMENT OBJECTIVE, STRATEGIES AND RISKS           5
------------------------------------------------------
Objective and Strategies                             5

Risks                                                6

------------------------------------------------------
DISCLOSURE OF PORTFOLIO HOLDINGS                     7
------------------------------------------------------
FUND MANAGEMENT                                      7
------------------------------------------------------
The Advisors                                         7

Advisor Compensation                                 8

Portfolio Managers                                   8

OTHER INFORMATION                                    8
------------------------------------------------------
Sales Charges                                        8

Dividends and Distributions                          8

FINANCIAL HIGHLIGHTS                                 9
------------------------------------------------------
GENERAL INFORMATION                                A-1
------------------------------------------------------
Choosing a Share Class                             A-1

Share Class Eligibility                            A-1

Distribution and Service (12b-1) Fees              A-2

Initial Sales Charges (Class A Shares
  Only)                                            A-2

Contingent Deferred Sales Charges (CDSCs)          A-4

Redemption Fees                                    A-5

Purchasing Shares                                  A-6

Redeeming Shares                                   A-8

Exchanging Shares                                  A-9

Rights Reserved by the Funds                      A-11

Pricing of Shares                                 A-11

Taxes                                             A-12

Payments to Financial Advisors                    A-13

Excessive Short-Term Trading Activity
  (Market Timing) Disclosures                     A-13
OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------



The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc. and AIM Funds Management Inc.

    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                             ----------------------
                             AIM GLOBAL EQUITY FUND
                             ----------------------

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital.
    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in equity securities, including convertible securities of domestic and foreign issuers. The portfolio managers use a quantitatively oriented process to construct the fund's portfolio. When selecting stocks for the fund, the portfolio managers seek to neutralize the effects of certain macro-economic and market factors in an effort to lower the volatility of the fund's returns.
    The fund may invest up to 20% of its total assets in securities of companies located in developing countries, i.e., those that are in the initial stages of their industrial cycle. The fund may also invest up to 20% of its net assets in debt securities of U.S. and foreign issuers.
    Among the principal risks of investing in the fund, which could adversely affect its net asset value, yield and total return are:


Market Risk              Convertible Securities Risk  Derivatives Risk             Active Trading Risk
Equity Securities Risk   Interest Rate Risk           Leverage Risk                Management Risk
Foreign Securities Risk  Credit Risk                  Currency/Exchange Rate Risk


    Please see "Investment Objective, Strategies and Risks" for a description of these risks.
    There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will rise and fall with the prices of the securities in which the fund invests.
    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS(1)
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1998...................................................................    9.37%
1999...................................................................   51.93%
2000...................................................................   -7.90%
2001...................................................................  -17.03%
2002...................................................................   -9.55%
2003...................................................................   37.51%
2004...................................................................   21.64%
2005...................................................................    9.43%
2006...................................................................   18.88%
2007...................................................................    5.19%


(1) The fund's return during certain periods was positively impacted by its investments in initial public offerings (IPOs). There can be no assurance that the fund will have favorable IPO investment opportunities in the future. For additional information regarding the fund's performance, please see the "Financial Highlights" section of this prospectus.


    The Class A shares' year-to-date total return as of March 31, 2008 is -8.91%.



    During the periods shown in the bar chart, the highest quarterly return was 34.24% (quarter ended December 31, 1999) and the lowest quarterly return was -17.89% (quarter ended September 30, 1998).

                             ----------------------
                             AIM GLOBAL EQUITY FUND
                             ----------------------

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.


AVERAGE ANNUAL TOTAL RETURNS(1)
-----------------------------------------------------------------------------------------------------------
(for the periods ended                                                       SINCE            INCEPTION
December 31, 2007)              1 YEAR       5 YEARS       10 YEARS         INCEPTION(2)         DATE
-----------------------------------------------------------------------------------------------------------
Class A                                                                                         09/15/97
  Return Before Taxes           (0.60)%       16.68%         9.53%               --
  Return After Taxes on
     Distributions              (3.95)        14.69          7.96                --
  Return After Taxes on
     Distributions and Sale of
     Fund Shares                 1.31         14.01          7.72                --
Class B                                                                                         09/15/97
  Return Before Taxes           (0.13)        17.05          9.70                --
Class C                                                                                         01/02/98
  Return Before Taxes            3.46         17.24            --              9.55%
Class R(3)                                                                                    09/15/97(3)
  Return Before Taxes            4.91         17.79          9.96                --
-----------------------------------------------------------------------------------------------------------
MSCI World Index(SM)(4)          9.04         16.96          7.00                --
Lipper Global Multi-Cap Core
  Funds Index(4,5)               8.20         16.43          7.69                --
-----------------------------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and C will vary.

(1) The fund's return during certain periods was positively impacted by its investments in IPOs. There can be no assurance that the fund will have favorable IPO investment opportunities in the future. For additional information regarding the fund's performance, please see the "Financial Highlights" section of this prospectus.

(2) Since Inception performance is only provided for a class with less than ten calendar years of performance.


(3) The return shown for the one year period is the historical return of the fund's Class R shares. The returns shown for the other periods are the blended returns of the historical performance of the fund's Class R shares since their inception and the restated historical performance of the fund's Class A shares (for periods prior to the inception of the Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class R shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Class R shares is October 31, 2005.


(4) The Morgan Stanley Capital International World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. In addition, the Lipper Global Multi-Cap Core Funds Index (which may or may not include the fund) is included for comparison to a peer group.


(5) The Lipper Global Multi-Cap Core Funds Index is an equally weighted representation of the largest funds in the Lipper Global Multi-Cap Core Funds category. These funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World BMI. The S&P/Citigroup World ex U.S. BMI is a subset of the developed markets portion of the S&P/Citigroup Global BMI, excluding the United States. The S&P/Citigroup Global BMI is an unmanaged float adjusted index that reflects the stock markets of all countries that meet certain market capitalization criteria.

                             ----------------------
                             AIM GLOBAL EQUITY FUND
                             ----------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
------------------------------------------------------------------------------------
(fees paid directly from your
investment)                           CLASS A     CLASS B     CLASS C      CLASS R
------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Purchases
(as a percentage of offering price)     5.50%       None        None         None

Maximum Deferred Sales Charge (Load)
(as a percentage of original
purchase price or redemption
proceeds, whichever is less)            None(1)     5.00%       1.00%        None(1)

Redemption/Exchange Fee (as a
percentage of amount
redeemed/exchanged)                     2.00%(2)    2.00%(2)    2.00%(2)     2.00%(2)
------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES(3)
-----------------------------------------------------------------------------------
(expenses that are deducted from
fund assets)                          CLASS A     CLASS B     CLASS C      CLASS R
-----------------------------------------------------------------------------------
Management Fees(4)                      0.79%       0.79%       0.79%        0.79%

Distribution and/or Service (12b-1)
Fees                                    0.25        1.00        1.00         0.50

Other Expenses                          0.35        0.35        0.35         0.35

Acquired Fund Fees and Expenses         0.01        0.01        0.01         0.01

Total Annual Fund Operating Expenses    1.40        2.15        2.15         1.65
-----------------------------------------------------------------------------------


(1) A contingent deferred sales charge may apply in some cases. See "General Information--Contingent Deferred Sales Charges (CDSCs)".
(2) You may be charged a 2.00% fee on redemptions or exchanges of Class A, B, C and R shares held 30 days or less. See "General Information--Redemption Fees" for more information.

(3) There is no guarantee that actual expenses will be the same as those shown in the table.


(4) Effective July 7, 2007, the Board of Trustees approved a reduced contractual advisory fee schedule for the fund. Prior to such date, the fund's advisor had contractually agreed to waive advisory fees to the same reduced advisory fee schedule. Pursuant to the new fee schedule, the fund's maximum annual advisory fee rate ranges from 0.80% (for average net assets up to $250 million) to 0.66% (for average net assets over $10 billion). Management Fees have been restated to reflect the new fee schedule.



    If a financial institution is managing your account, you may also be charged a transaction or other fee by such financial institution.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.
    The expense example assumes you:
  (i)  invest $10,000 in the fund for the time periods indicated;
  (ii) redeem all of your shares at the end of the periods indicated;
  (iii)earn a 5% return on your investment before operating expenses each year;
  (iv) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements); and
  (v) incur applicable initial sales charges (see "General Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge).
    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                                                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------------------------------------------
Class A                                                         $685     $969     $1,274     $2,137
Class B                                                          718      973      1,354      2,292(1)
Class C                                                          318      673      1,154      2,483
Class R                                                          168      520        897      1,955
----------------------------------------------------------------------------------------------------

                             ----------------------
                             AIM GLOBAL EQUITY FUND
                             ----------------------

    You would pay the following expenses if you did not redeem your shares:


                                                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------------------------------------------
Class A                                                         $685     $969     $1,274     $2,137
Class B                                                          218      673      1,154      2,292(1)
Class C                                                          218      673      1,154      2,483
Class R                                                          168      520        897      1,955
----------------------------------------------------------------------------------------------------


(1) Assumes conversion of Class B shares to Class A shares, which occurs on or about the end of the month which is at least 8 years after the date on which shares were purchased, lowering your annual fund operating expenses from that time on.

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between Invesco Aim Advisors, Inc. and certain of its affiliates and the New York Attorney General requires Invesco Aim Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:

  - You invest $10,000 in the fund and hold it for the entire 10-year period;


  - Your investment has a 5% return before expenses each year;


  - Hypotheticals both with and without any applicable initial sales charge applied (see "General Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge); and

  - There is no sales charge on reinvested dividends.
    There is no assurance that the annual expense ratio will be the expense ratio for the fund classes for any of the years shown. To the extent that Invesco Aim Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

CLASS A (INCLUDES MAXIMUM
SALES CHARGE)                          YEAR 1         YEAR 2         YEAR 3         YEAR 4         YEAR 5
-----------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                   1.40%          1.40%          1.40%          1.40%          1.40%
Cumulative Return Before Expenses         5.00%         10.25%         15.76%         21.55%         27.63%
Cumulative Return After Expenses         (2.10%)         1.43%          5.08%          8.86%         12.78%
End of Year Balance                  $ 9,790.20     $10,142.65     $10,507.78     $10,886.06     $11,277.96
Estimated Annual Expenses            $   684.68     $   139.53     $   144.55     $   149.76     $   155.15
-----------------------------------------------------------------------------------------------------------

CLASS A (INCLUDES MAXIMUM
SALES CHARGE)                          YEAR 6       YEAR 7         YEAR 8         YEAR 9        YEAR 10
-----------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                   1.40%        1.40%          1.40%          1.40%          1.40%
Cumulative Return Before Expenses        34.01%       40.71%         47.75%         55.13%         62.89%
Cumulative Return After Expenses         16.84%       21.05%         25.40%         29.92%         34.60%
End of Year Balance                  $11,683.97   $12,104.59     $12,540.36     $12,991.81     $13,459.51
Estimated Annual Expenses            $   160.73   $   166.52     $   172.51     $   178.73     $   185.16
-----------------------------------------------------------------------------------------------------------


CLASS A (WITHOUT MAXIMUM
SALES CHARGE)                          YEAR 1         YEAR 2         YEAR 3         YEAR 4         YEAR 5
-----------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                   1.40%          1.40%          1.40%          1.40%          1.40%
Cumulative Return Before Expenses         5.00%         10.25%         15.76%         21.55%         27.63%
Cumulative Return After Expenses          3.60%          7.33%         11.19%         15.20%         19.34%
End of Year Balance                  $10,360.00     $10,732.96     $11,119.35     $11,519.64     $11,934.35
Estimated Annual Expenses            $   142.52     $   147.65     $   152.97     $   158.47     $   164.18
-----------------------------------------------------------------------------------------------------------

CLASS A (WITHOUT MAXIMUM
SALES CHARGE)                          YEAR 6       YEAR 7         YEAR 8         YEAR 9        YEAR 10
-----------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                   1.40%        1.40%          1.40%          1.40%          1.40%
Cumulative Return Before Expenses        34.01%       40.71%         47.75%         55.13%         62.89%
Cumulative Return After Expenses         23.64%       28.09%         32.70%         37.48%         42.43%
End of Year Balance                  $12,363.99   $12,809.09     $13,270.22     $13,747.95     $14,242.87
Estimated Annual Expenses            $   170.09   $   176.21     $   182.56     $   189.13     $   195.94
-----------------------------------------------------------------------------------------------------------


CLASS B(2)                             YEAR 1         YEAR 2         YEAR 3         YEAR 4         YEAR 5
-----------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                   2.15%          2.15%          2.15%          2.15%          2.15%
Cumulative Return Before Expenses         5.00%         10.25%         15.76%         21.55%         27.63%
Cumulative Return After Expenses          2.85%          5.78%          8.80%         11.90%         15.09%
End of Year Balance                  $10,285.00     $10,578.12     $10,879.60     $11,189.67     $11,508.57
Estimated Annual Expenses            $   218.06     $   224.28     $   230.67     $   237.24     $   244.01
-----------------------------------------------------------------------------------------------------------

CLASS B(2)                             YEAR 6       YEAR 7         YEAR 8         YEAR 9        YEAR 10
-----------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                   2.15%        2.15%          2.15%          1.40%          1.40%
Cumulative Return Before Expenses        34.01%       40.71%         47.75%         55.13%         62.89%
Cumulative Return After Expenses         18.37%       21.74%         25.21%         29.72%         34.39%
End of Year Balance                  $11,836.57   $12,173.91     $12,520.87     $12,971.62     $13,438.60
Estimated Annual Expenses            $   250.96   $   258.11     $   265.47     $   178.45     $   184.87
-----------------------------------------------------------------------------------------------------------


CLASS C(2)                             YEAR 1         YEAR 2         YEAR 3         YEAR 4         YEAR 5
-----------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                   2.15%          2.15%          2.15%          2.15%          2.15%
Cumulative Return Before Expenses         5.00%         10.25%         15.76%         21.55%         27.63%
Cumulative Return After Expenses          2.85%          5.78%          8.80%         11.90%         15.09%
End of Year Balance                  $10,285.00     $10,578.12     $10,879.60     $11,189.67     $11,508.57
Estimated Annual Expenses            $   218.06     $   224.28     $   230.67     $   237.24     $   244.01
-----------------------------------------------------------------------------------------------------------

CLASS C(2)                             YEAR 6       YEAR 7         YEAR 8         YEAR 9        YEAR 10
-----------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                   2.15%        2.15%          2.15%          2.15%          2.15%
Cumulative Return Before Expenses        34.01%       40.71%         47.75%         55.13%         62.89%
Cumulative Return After Expenses         18.37%       21.74%         25.21%         28.78%         32.45%
End of Year Balance                  $11,836.57   $12,173.91     $12,520.87     $12,877.71     $13,244.73
Estimated Annual Expenses            $   250.96   $   258.11     $   265.47     $   273.03     $   280.82
-----------------------------------------------------------------------------------------------------------

                             ----------------------
                             AIM GLOBAL EQUITY FUND
                             ----------------------

CLASS R                                YEAR 1         YEAR 2         YEAR 3         YEAR 4         YEAR 5
-----------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                   1.65%          1.65%          1.65%          1.65%          1.65%
Cumulative Return Before Expenses         5.00%         10.25%         15.76%         21.55%         27.63%
Cumulative Return After Expenses          3.35%          6.81%         10.39%         14.09%         17.91%
End of Year Balance                  $10,335.00     $10,681.22     $11,039.04     $11,408.85     $11,791.05
Estimated Annual Expenses            $   167.76     $   173.38     $   179.19     $   185.20     $   191.40
-----------------------------------------------------------------------------------------------------------

CLASS R                                YEAR 6       YEAR 7         YEAR 8         YEAR 9        YEAR 10
-----------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                   1.65%        1.65%          1.65%          1.65%          1.65%
Cumulative Return Before Expenses        34.01%       40.71%         47.75%         55.13%         62.89%
Cumulative Return After Expenses         21.86%       25.94%         30.16%         34.52%         39.03%
End of Year Balance                  $12,186.05   $12,594.28     $13,016.19     $13,452.23     $13,902.88
Estimated Annual Expenses            $   197.81   $   204.44     $   211.29     $   218.36     $   225.68
-----------------------------------------------------------------------------------------------------------


(1) Your actual expenses may be higher or lower than those shown.

(2) The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through six for Class B and year one for Class C has not been deducted.

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

OBJECTIVE AND STRATEGIES

The fund's investment objective is long-term growth of capital. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.
    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in equity securities, including convertible securities of domestic and foreign issuers. In complying with this 80% investment requirement, the fund's investments may include synthetic and derivative instruments. Synthetic and derivative instruments are investments that have economic characteristics similar to the fund's direct investments. Synthetic and derivative instruments that the fund may invest in may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. Synthetic and derivative instruments may have the effect of leveraging the fund's portfolio.
    The fund's investment philosophy is based on three key principles: (i) an investment process must be structured and disciplined; (ii) securities should be selected on the merits of each individual company; and (iii) risk management is as important as security selection.
    Mindful of these principles, the portfolio managers have developed a quantitative investment process with two main components: a security selection model and a risk model.
1. Security Selection Model:

  - The portfolio managers believe securities exhibit certain qualities that identify them as probable strong performers (including but not limited to growth and stability of earnings, profitability and financial strength).

  - The security selection model measures each company in the global equity universe against these different qualities, taking into account the fact that different qualities carry different levels of significance depending on the industry and region of operation.
2. Risk Model:

  - Simultaneously, the risk model analyzes whether these companies will be positively or negatively affected by changes in various economic factors, including but not limited to interest rates, currencies and the price of oil.

  - When selecting securities for the fund, the portfolio managers try to reduce the fund's volatility by creating a portfolio that pairs companies that benefit from increases in these economic factors with those that benefit from decreases in the same factors. The goal is to neutralize the impact of these risk factors on the overall portfolio.
    The results of the analysis from these two models are combined with a trading and transaction cost analysis. The process is designed to construct a portfolio containing the optimal combination of securities with the potential to deliver favorable returns without assuming excessive amounts of risk. The portfolio managers may consider selling or reducing a security holding if it no longer exhibits characteristics that drive performance, or holding the security no longer provides risk management benefits.
    The fund will normally invest in the securities of companies located in at least three different countries, including the United States, and may invest a significant portion of its assets in the securities of U.S. issuers. However, the fund will invest no more than 50% of its total assets in the securities of issuers in any one country, other than the U.S. The fund may invest substantially in securities denominated in one or more currencies.
    The fund emphasizes investment in companies in developed countries such as the United States, the countries of Western Europe and certain countries in the Pacific Basin. The fund may also invest up to 20% of its total assets in securities of companies located in developing countries, i.e., those that are in the initial stages of their industrial cycle. The fund may also invest up to 20% of its net assets in debt securities of U.S. and foreign issuers.
    The fund's investments in the types of securities described in this prospectus vary from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.
    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.
    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The

                             ----------------------
                             AIM GLOBAL EQUITY FUND
                             ----------------------


amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of the fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.


RISKS

The principal risks of investing in the fund are:
    Market Risk--The prices of and the income generated by securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.
    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

    Foreign Securities Risk--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

    Convertible Securities Risk--The values of convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and a price that is unfavorable to the fund.
    Interest Rate Risk--Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular bond, the greater is its price sensitivity to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.
    Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its price, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality can result in bankruptcy for the issuer and permanent loss of investment.
    Derivatives Risk--The value of "derivatives"--so-called because their value "derives" from the value of an underlying asset (including an underlying security), reference rate or index--may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. Derivatives may be used to create synthetic exposure to an underlying asset or to hedge a portfolio risk. If the fund uses derivatives to "hedge" a portfolio risk, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the fund's portfolio. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the fund.

    Leverage Risk--The use of derivatives may give rise to a form of leverage. Leverage may cause the fund's portfolio to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities held by the fund.

    Currency/Exchange Rate Risk--The fund may buy or sell currencies other than the U.S. Dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.
    Active Trading Risk--The fund may engage in active and frequent trading of portfolio securities to achieve its investment objectives. If a fund does trade in this way, it may incur increased costs, which can lower the actual return of the fund. Active trading may also increase short term gains and losses, which may affect the taxes that must be paid.
    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.

                             ----------------------
                             AIM GLOBAL EQUITY FUND
                             ----------------------

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for the fund is available at http://www.invescoaim.com. To reach this information, access the fund's overview page on the website. Links to the following fund information are located in the upper right side of this website page:

---------------------------------------------------------------------------------------------------------------------------------
                                                    APPROXIMATE DATE OF                          INFORMATION REMAINS
INFORMATION                                           WEBSITE POSTING                             POSTED ON WEBSITE
---------------------------------------------------------------------------------------------------------------------------------
 Top ten holdings as of month-end        15 days after month-end                      Until posting of the following month's top
                                                                                      ten holdings
---------------------------------------------------------------------------------------------------------------------------------
 Complete portfolio holdings as of       30 days after calendar quarter-end           For one year
 calendar quarter-end
---------------------------------------------------------------------------------------------------------------------------------

    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information, which is available at http://www.invescoaim.com.

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS

Invesco Aim Advisors, Inc. (the advisor or Invesco Aim) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the fund and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the fund:

    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at Bleichstrasse 60-62, Frankfurt, Germany 60313, which has acted as an investment advisor since 1998.
    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.
    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.
    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.
    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at One Midtown Plaza, 1360 Peachtree Street, N.E., Suite 100, Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.
    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.
    Invesco Institutional (N.A.), Inc. (Invesco Institutional), located at One Midtown Plaza, 1360 Peachtree Street, N.E., Suite 100, Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.
    Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.

    AIM Funds Management Inc. (AFMI), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1994. AFMI anticipates changing its name to Invesco Trimark Investment Management Inc. on or prior to December 31, 2008.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.
    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

                             ----------------------
                             AIM GLOBAL EQUITY FUND
                             ----------------------

ADVISOR COMPENSATION


During the fiscal year ended December 31, 2007, the advisor received compensation of 0.78% of average daily net assets after fee waivers.


    Invesco Aim, not the fund, pays sub-advisory fees, if any.


    A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement of the fund is available in the fund's most recent report to shareholders for the six-month period ended June 30.


PORTFOLIO MANAGERS

The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:


- Derek S. Izuel (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with Invesco Aim and/or its affiliates since 1997. As the lead manager, Mr. Izuel generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with the portfolio holdings. The degree to which Mr. Izuel may perform these functions, and the nature of these functions, may change from time to time.



- Duy Nguyen, Portfolio Manager, who has been responsible for the fund since 2005 and has been associated with Invesco Aim and/or its affiliates since 2000.



    More information on the portfolio managers may be found on the advisor's website http://www.invescoaim.com. The website is not part of this prospectus.


    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Global Equity Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "General Information--Initial Sales Charges (Class A Shares
Only)" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to a contingent deferred sales charge. Purchases of Class B and Class C shares are subject to a contingent deferred sales charge. Certain purchases of Class R shares may be subject to a contingent deferred sales charge. For more information on contingent deferred sales charges, see "General Information--Contingent Deferred Sales Charges (CDSCs)" section of this prospectus.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS


The fund generally distributes long-term and short-term capital gains, if any, annually, but may declare and pay capital gains distributions more than once per year as permitted by law.

                             ----------------------
                             AIM GLOBAL EQUITY FUND
                             ----------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.
    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

    For a discussion of how investments in IPOs affected the fund's performance, see the "Performance Information" section of this prospectus.


                                                                                        CLASS A
                                                              -----------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                2007           2006        2005        2004        2003
                                                              --------       --------    --------    --------    --------
Net asset value, beginning of period                          $  16.47       $  15.54    $  15.65    $  13.54    $   9.95
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.22(a)        0.19        0.15(a)    (0.02)(a)   (0.06)(a)
-------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.63           2.73        1.34        2.93        3.79
=========================================================================================================================
    Total from investment operations                              0.85           2.92        1.49        2.91        3.73
=========================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.31)         (0.20)      (0.13)         --          --
-------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (2.20)         (1.79)      (1.47)      (0.80)     (0.14)
=========================================================================================================================
    Total distributions                                          (2.51)         (1.99)      (1.60)      (0.80)     (0.14)
=========================================================================================================================
Redemption fees added to shares of beneficial interest            0.00           0.00        0.00        0.00        0.00
=========================================================================================================================
Net asset value, end of period                                $  14.81       $  16.47    $  15.54    $  15.65    $  13.54
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                   5.19%         18.88%       9.43%      21.64%      37.51%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $317,181       $324,111    $264,868    $182,416    $109,205
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.39%(c)       1.45%       1.50%       1.94%       2.00%
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.49%(c)       1.64%       1.68%       1.96%       2.05%
=========================================================================================================================
Ratio of net investment income (loss) to average net assets       1.27%(c)       1.09%       0.91%      (0.11)%    (0.50)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                            160%           166%        120%        115%        178%
_________________________________________________________________________________________________________________________
=========================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.


(c) Ratios are based on average daily net assets of $341,015,612.

                             ----------------------
                             AIM GLOBAL EQUITY FUND
                             ----------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                       CLASS B
                                                              ----------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------
                                                               2007           2006       2005       2004          2003
                                                              -------       --------    -------    -------       -------
Net asset value, beginning of period                          $ 15.73       $  14.92    $ 15.10    $ 13.15       $  9.71
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.09(a)        0.06       0.03(a)   (0.09)(a)     (0.11)(a)
------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         0.59           2.62       1.28       2.84          3.69
========================================================================================================================
    Total from investment operations                             0.68           2.68       1.31       2.75          3.58
========================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.17)         (0.08)     (0.03)        --            --
------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (2.20)         (1.79)     (1.46)     (0.80)        (0.14)
========================================================================================================================
    Total distributions                                         (2.37)         (1.87)     (1.49)     (0.80)        (0.14)
========================================================================================================================
Redemption fees added to shares of beneficial interest           0.00           0.00       0.00       0.00          0.00
========================================================================================================================
Net asset value, end of period                                $ 14.04       $  15.73    $ 14.92    $ 15.10       $ 13.15
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(b)                                                  4.33%         18.02%      8.65%     21.06%        36.90%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $78,326       $100,141    $95,379    $74,120       $62,424
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.14%(c)       2.20%      2.21%      2.44%         2.50%
------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.24%(c)       2.39%      2.39%      2.46%         2.55%
========================================================================================================================
Ratio of net investment income (loss) to average net assets      0.52%(c)       0.34%      0.20%     (0.61)%       (1.00)%
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate                                           160%           166%       120%       115%          178%
________________________________________________________________________________________________________________________
========================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.


(c) Ratios are based on average daily net assets of $94,551,192.



                                                                                       CLASS C
                                                              ---------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------
                                                               2007          2006       2005       2004          2003
                                                              -------       -------    -------    -------       -------
Net asset value, beginning of period                          $ 15.71       $ 14.89    $ 15.08    $ 13.14       $  9.71
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.09(a)       0.06       0.03(a)   (0.09)(a)     (0.11)(a)
-----------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         0.59          2.63       1.27       2.83          3.68
=======================================================================================================================
    Total from investment operations                             0.68          2.69       1.30       2.74          3.57
=======================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.17)        (0.08)     (0.03)        --            --
-----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (2.20)        (1.79)     (1.46)     (0.80)        (0.14)
=======================================================================================================================
    Total distributions                                         (2.37)        (1.87)     (1.49)     (0.80)        (0.14)
=======================================================================================================================
Redemption fees added to shares of beneficial interest           0.00          0.00       0.00       0.00          0.00
=======================================================================================================================
Net asset value, end of period                                $ 14.02       $ 15.71    $ 14.89    $ 15.08       $ 13.14
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                  4.35%        18.12%      8.58%     21.00%        36.79%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $40,480       $41,261    $35,313    $20,375       $ 9,993
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.14%(c)      2.20%      2.21%      2.44%         2.50%
-----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.24%(c)      2.39%      2.39%      2.46%         2.55%
=======================================================================================================================
Ratio of net investment income (loss) to average net assets      0.52%(c)      0.34%      0.20%     (0.61)%       (1.00)%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate                                           160%          166%       120%       115%          178%
_______________________________________________________________________________________________________________________
=======================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the. returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.


(c) Ratios are based on average daily net assets of $43,927,511.

                             ----------------------
                             AIM GLOBAL EQUITY FUND
                             ----------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                               CLASS R
                                                              ------------------------------------------
                                                                  YEAR ENDED          OCTOBER 31, 2005
                                                                 DECEMBER 31,        (COMMENCEMENT DATE)
                                                              -------------------      TO DECEMBER 31,
                                                               2007         2006            2005
                                                              ------       ------    -------------------
Net asset value, beginning of period                          $16.46       $15.53          $16.07
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.18(a)      0.12            0.02(a)
--------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)        0.63         2.76            1.03
========================================================================================================
    Total from investment operations                            0.81         2.88            1.05
========================================================================================================
Less distributions:
  Dividends from net investment income                         (0.26)       (0.16)          (0.13)
--------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (2.20)       (1.79)          (1.46)
========================================================================================================
    Total distributions                                        (2.46)       (1.95)          (1.59)
========================================================================================================
Redemption fees added to shares of beneficial interest          0.00         0.00              --
========================================================================================================
Net asset value, end of period                                $14.81       $16.46          $15.53
________________________________________________________________________________________________________
========================================================================================================
Total return(b)                                                 4.97%       18.62%           6.46%
________________________________________________________________________________________________________
========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $  488       $  170          $   15
________________________________________________________________________________________________________
========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                1.64%(c)     1.70%           1.73%(d)
--------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             1.74%(c)     1.89%           1.91%(d)
========================================================================================================
Ratio of net investment income to average net assets            1.02%(c)     0.84%           0.68%(d)
________________________________________________________________________________________________________
========================================================================================================
Portfolio turnover rate(e)                                       160%         166%            120%
________________________________________________________________________________________________________
========================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $245,067.


(d) Annualized.


(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                                  THE AIM FUNDS

General Information

In addition to the fund, Invesco Aim serves as investment advisor to many other mutual funds that are offered to retail investors. The following information is about all the AIM funds that offer retail share classes.

CHOOSING A SHARE CLASS

Each of the funds offer multiple classes of shares. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular class, (ii) the initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to the class, (iii) the 12b-1 fee, if any, paid by the class, and (iv) any services you may receive from a financial intermediary. Please contact your financial advisor to assist you in making your decision. Please refer to the prospectus fee table for more information on the fees and expenses of a particular fund's share classes. In addition to the share classes shown in the chart below, AIM Money Market Fund offers AIM Cash Reserve Shares and AIM Summit Fund offers Class P shares.

                          AIM FUND RETAIL SHARE CLASSES

        CLASS A               CLASS A3                CLASS B               CLASS C               CLASS R           INVESTOR CLASS
---------------------  ---------------------  ---------------------  --------------------- --------------------- -------------------
-    Initial sales     -    No initial sales  -    No initial sales  -    No initial sales -    No initial sales -   No initial
     charge which may       charge                 charge                 charge                charge               sales charge
     be waived or
     reduced

-    Contingent        -    No contingent     -    Contingent        -    Contingent       -    Contingent       -    No contingent
     deferred sales         deferred sales         deferred sales         deferred sales        deferred sales        deferred sales
     charge on certain      charge                 charge on              charge on             charge on             charge
     redemptions                                   redemptions            redemptions           certain
                                                   within six             within one            redemptions
                                                   years                  year(3)

-    12b-1 fee of      -    12b-1 fee of      -    12b-1 fee of      -    12b-1 fee of     -    12b-1 fee of     -    12b-1 fee of
     0.25%(1)               0.25%                  1.00%                  1.00%(4)              0.50%                 0.25%(1)

                       -    Does not convert  -    Converts to Class -    Does not convert -    Does not convert -    Does not
                            to Class A shares      A shares on or         to Class A            to Class A            convert to
                                                   about the end of       shares                shares                Class A shares
                                                   the month which
                                                   is at least eight
                                                   years after the
                                                   date on which
                                                   shares were
                                                   purchased along
                                                   with a pro rata
                                                   portion of
                                                   reinvested
                                                   dividends and
                                                   distributions(2)

-    Generally more    -    Available only    -    Purchase orders   -    Generally more   -    Generally,       -    Generally
     appropriate for        through a limited      limited to amount      appropriate for       available only        closed to new
     long-term              number of funds        less than              short-term            to employee           investors
     investors                                     $100,000               investors             benefit plans

                                                                     -    Purchase orders
                                                                          limited to
                                                                          amounts less
                                                                          than $1,000,000

----------
(1) Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

(2)  Class B shares of AIM Money Market Fund convert to AIM Cash Reserve Shares.

(3) CDSC does not apply to redemption of Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund unless you received Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund through an exchange from Class C shares from another AIM Fund that is still subject to a CDSC.

(4)  Class C shares of AIM Floating Rate Fund have a 12b-1 fee of 0.75%.

SHARE CLASS ELIGIBILITY

CLASS A, A3, B, C AND AIM CASH RESERVE SHARES

Class A, A3, B, C and AIM Cash Reserve Shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and employee benefit plans. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial advisor and any other intermediaries who will be involved in the servicing of your account when choosing a share class.

     Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code (the Code). These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. However, plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

CLASS P SHARES

In addition to the other share classes discussed herein, the AIM Summit Fund offers Class P shares, which were historically sold only through the AIM Summit Investors Plans I and II (each a Plan and, collectively, the Summit Plans). Class P shares are sold with no initial sales charge and have a 12b-1 fee of 0.10%. However, Class P shares are not sold to members of the general public. Only shareholders who had accounts in the Summit Plans at the close of business on December 8, 2006 may purchase Class P shares and only until the total of their combined investments in the Summit Plans and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. For a Plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30 year extended investment option.

MCF-5/08

                                  THE AIM FUNDS

CLASS R SHARES

Class R shares are generally available only to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Code; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.

INVESTOR CLASS SHARES

Some of the funds offer Investor Class shares. Investor Class shares are sold with no initial sales charge and have a maximum 12b-1 fee of 0.25%. Investor Class shares are not sold to members of the general public. Only the following persons may purchase Investor Class shares:

- Investors who established accounts prior to April 1, 2002, in Investor Class shares who have continuously maintained an account in Investor Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons). These investors are referred to as "grandfathered investors."

- Customers of certain financial intermediaries which have had relationships with the funds' distributor or any funds that offered Investor Class shares prior to April 1, 2002, who have continuously maintained such relationships. These intermediaries are referred to as "grandfathered intermediaries."

- Employee benefit plans; provided, however, that retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Code in order to purchase Investor Class shares, unless the plan is considered a grandfathered investor or the account is opened through a grandfathered intermediary. Investor Class shares are generally not available for IRAs, unless the IRA depositor is considered a grandfathered investor or the account is opened through a grandfathered intermediary.

- Any trustee, director, officer or employee of any fund or of Invesco Ltd. or any of its subsidiaries or affiliates, or any employee benefit plan maintained by any of them (this includes any immediate family members of such persons).

DISTRIBUTION AND SERVICE (12B-1) FEES

Except as noted below, each fund has adopted a distribution plan pursuant to SEC Rule 12b-1. A 12b-1 plan allows a fund to pay distribution fees to Invesco Aim Distributors, Inc. (Invesco Aim Distributors) to compensate or reimburse, as applicable, Invesco Aim Distributors for its efforts in connection with the sale and distribution of the fund's shares and for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     The following funds and share classes do not have 12b-1 plans:

-    AIM Tax-Free Intermediate Fund, Class A shares.

-    AIM Money Market Fund, Investor Class shares.

-    AIM Tax-Exempt Cash Fund, Investor Class shares.

-    Premier Portfolio, Investor Class shares.

-    Premier U.S. Government Money Portfolio, Investor Class shares.

-    Premier Tax-Exempt Portfolio, Investor Class shares.

INITIAL SALES CHARGES (CLASS A SHARES ONLY)

The funds are grouped into four categories for determining initial sales charges. The "Other Information" section of each fund's prospectus will tell you the sales charge category in which the fund is classified. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

CATEGORY I INITIAL SALES CHARGES

                                    INVESTOR'S SALES CHARGE
                                    -----------------------
                                     AS A % OF
AMOUNT INVESTED                       OFFERING    AS A % OF
IN A SINGLE TRANSACTION                PRICE     INVESTMENT
-----------------------              ---------   ----------
Less than              $   25,000      5.50%        5.82%
$ 25,000 but less than $   50,000      5.25         5.54
$ 50,000 but less than $  100,000      4.75         4.99
$100,000 but less than $  250,000      3.75         3.90
$250,000 but less than $  500,000      3.00         3.09
$500,000 but less than $1,000,000      2.00         2.04

CATEGORY II INITIAL SALES CHARGES

                                    INVESTOR'S SALES CHARGE
                                    -----------------------
                                     AS A % OF
AMOUNT INVESTED                       OFFERING    AS A % OF
IN A SINGLE TRANSACTION                PRICE     INVESTMENT
-----------------------              ---------   ----------
Less than              $   50,000      4.75%        4.99%
$ 50,000 but less than $  100,000      4.00         4.17
$100,000 but less than $  250,000      3.75         3.90
$250,000 but less than $  500,000      2.50         2.56
$500,000 but less than $1,000,000      2.00         2.04

                                  THE AIM FUNDS

CATEGORY III INITIAL SALES CHARGES

                                    INVESTOR'S SALES CHARGE
                                    -----------------------
                                     AS A % OF
AMOUNT INVESTED                       OFFERING    AS A % OF
IN A SINGLE TRANSACTION                PRICE     INVESTMENT
-----------------------              ---------   ----------
Less than              $  100,000      1.00%        1.01%
$100,000 but less than $  250,000      0.75         0.76
$250,000 but less than $1,000,000      0.50         0.50

CATEGORY IV INITIAL SALES CHARGES

                                    INVESTOR'S SALES CHARGE
                                    -----------------------
                                     AS A % OF
AMOUNT INVESTED                       OFFERING    AS A % OF
IN A SINGLE TRANSACTION                PRICE     INVESTMENT
-----------------------              ---------   ----------
Less than              $  100,000      2.50%        2.56%
$100,000 but less than $  250,000      2.00         2.04
$250,000 but less than $  500,000      1.50         1.52
$500,000 but less than $1,000,000      1.25         1.27

CLASS A SHARES SOLD WITHOUT AN INITIAL SALES CHARGE

Certain categories of investors are permitted to purchase and certain intermediaries are permitted to sell Class A shares of the funds without an initial sales charge because their transactions involve little or no expense. The investors who are entitled to purchase Class A shares without paying an initial sales charge include the following:

- Any current or retired trustee, director, officer or employee of any fund or of Invesco Ltd. or any of its subsidiaries or affiliates, or any foundation, trust or employee benefit plan maintained by any of them (this includes any immediate family members of such persons).

- Any registered representative or employee of any intermediary who has an agreement with Invesco Aim Distributors to sell shares of the funds (this includes any immediate family members of such persons).

- Any investor who purchases their shares through an approved fee-based program (this may include any type of account for which there is some alternative arrangement made between the investor and the intermediary to provide for compensation of the intermediary for services rendered in connection with the sale of the shares and maintenance of the customer relationship).

- Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which Invesco Aim Distributors acts as the prototype sponsor to another retirement plan or individual retirement account for which Invesco Aim Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a fund held through the plan or account.

- Employee benefit plans; provided, however, that they meet at least one of the following requirements:

     a.   the plan has assets of at least $1 million;

     b.   there are at least 100 employees eligible to participate in the plan;
          or

     c. all plan transactions are executed through a single omnibus account per fund; further provided that retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares without paying an initial sales charge based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.

- Any investor who maintains an account in Investor Class shares of a fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons).

-    Qualified Tuition Programs created and maintained in accordance with
     Section 529 of the Code.

-    Insurance company separate accounts.

     No investor will pay an initial sales charge in the following circumstances:

- When buying Class A shares of AIM Tax-Exempt Cash Fund and Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

-    When reinvesting dividends and distributions.

- When exchanging shares of one fund, that were previously assessed a sales charge, for shares of another fund.

- As a result of a fund's merger, consolidation, or acquisition of the assets of another fund.

     Additional information regarding eligibility to purchase shares at reduced or without sales charges is available on the Internet at www.invescoaim.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Please consult the fund's Statement of Additional Information for details.

     Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

                                  THE AIM FUNDS

RIGHTS OF ACCUMULATION

You may combine your new purchases of Class A shares of a fund with other fund shares currently owned (Class A, B, C, P or R) and investments in the AIM College Savings Plan(R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name with the same taxpayer identification number for the purpose of qualifying you for lower initial sales charge rates. There may be other accounts that are eligible to be linked, as described in the fund's Statement of Additional Information. However, if the accounts are not registered in the same name with the same taxpayer identification number, you will have to contact the transfer agent to request that those accounts be linked. The transfer agent will not be responsible for identifying all accounts that may be eligible to be linked.

LETTERS OF INTENT

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of one or more funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will be assessed the higher initial sales charge that would normally be applicable to the amount actually invested.

REINSTATEMENT FOLLOWING REDEMPTION

If you redeem shares of a fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B and P redemptions may be reinvested only into Class A shares with no initial sales charge. This reinstatement privilege does not apply to:

- A purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or

- A purchase paid for with proceeds from the redemption of shares that were held indirectly through an employee benefit plan.

     In order to take advantage of this reinstatement privilege, you must inform your financial advisor or the transfer agent that you wish to do so at the time of your investment.

CONTINGENT DEFERRED SALES CHARGES (CDSCS)

CDSCS ON CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND

You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I, II and IV funds without paying an initial sales charge. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

     If you currently own Class A shares of a Category I, II or IV fund, and make additional purchases without paying an initial sales charge that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

     If Invesco Aim Distributors pays a concession to the dealer of record in connection with a Large Purchase of Class A shares by an employee benefit plan, the Class A shares may be subject to a 1% CDSC if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

     If you acquire AIM Cash Reserve Shares of AIM Money Market Fund, Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund through an exchange involving Class A shares that were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.

CDSCS ON CLASS B SHARES AND ON CLASS C SHARES OF FUNDS OTHER THAN
AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class B and Class C shares are sold without an initial sales charge. However, they are subject to a CDSC. If you redeem your shares during the CDSC period, you will be assessed a CDSC as follows, unless you qualify for one of the CDSC exceptions outlined below:

YEAR SINCE PURCHASE MADE:   CLASS B   CLASS C
-------------------------   -------   -------
First                          5%        1%
Second                         4        None
Third                          3        None
Fourth                         3        None
Fifth                          2        None
Sixth                          1        None
Seventh and following         None      None

CDSCS ON CLASS C SHARES -- EMPLOYEE BENEFIT PLAN

Invesco Aim Distributors pays a concession to the dealer of record in connection with a purchase of Class C shares by an employee benefit plan; the Class C shares are subject to a 1.00% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

CDSCS ON CLASS C SHARES OF AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class C shares of AIM LIBOR Alpha Fund and AIM Short Term Bond Fund are not normally subject to a CDSC. However, if you acquired shares of those funds through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC. Conversely, if you acquire Class C shares of any other fund as a result of an exchange involving Class C shares of

                                  THE AIM FUNDS

AIM LIBOR Alpha Fund or AIM Short Term Bond Fund that were not subject to a CDSC, then the shares acquired as a result of the exchange will not be subject to a CDSC.

CDSCS ON CLASS R SHARES

Class R shares are not normally subject to a CDSC. However, if Invesco Aim Distributors pays a concession to the dealer of record in connection with a purchase of Class R shares by an employee benefit plan, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first and, then, shares in the order of their purchase.

CDSC EXCEPTIONS

Investors who own shares that are otherwise subject to a CDSC will not pay a CDSC in the following circumstances:

- If you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period.

-    If you redeem shares to pay account fees.

- If you are the executor, administrator or beneficiary of an estate or are otherwise entitled to assets remaining in an account following the death or post-purchase disability of a shareholder or beneficial owner and you choose to redeem those shares.

     There are other circumstances under which you may be able to redeem shares without paying CDSCs. Additional information regarding CDSC exceptions is available on the Internet at www.invescoaim.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

     Shares acquired through the reinvestment of dividends and distributions are not subject to CDSCs. The following share classes are sold with no CDSC:

-    Class A shares of any Category III Fund.

-    Class A shares of AIM Tax-Exempt Cash Fund.

- Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

-    AIM Cash Reserve Shares of AIM Money Market Fund.

-    Investor Class shares of any fund.

-    Class P shares of AIM Summit Fund.

REDEMPTION FEES

Certain funds impose a 2% redemption fee (on redemption proceeds) if you redeem or exchange shares within 31 days of purchase. Please refer to the applicable fund's prospectus to determine whether that fund imposes a redemption fee. As of the date of this prospectus, the following funds impose redemption fees:

AIM Asia Pacific Growth Fund
AIM China Fund
AIM Developing Markets Fund
AIM European Growth Fund
AIM European Small Company Fund
AIM Floating Rate Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Health Care Fund
AIM Global Real Estate Fund
AIM Global Small & Mid Cap Growth Fund
AIM Global Value Fund
AIM Gold & Precious Metals Fund
AIM High Yield Fund
AIM International Allocation Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund
AIM International Total Return Fund
AIM Japan Fund
AIM Trimark Fund

     The redemption fee will be retained by the fund from which you are redeeming or exchanging shares, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed on a first-in, first-out basis, which means that you will redeem shares in the order of their purchase.

                                  THE AIM FUNDS

     Redemption fees generally will not be charged in the following circumstances:

- Redemptions and exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to assess the redemption fees.

- Redemptions and exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, variable insurance contracts or separately managed qualified default investment alternative vehicles maintained pursuant to Section 404(c)(5) of the Employee Retirement Income Security Act of 1974, as amended (ERISA), which use the funds as underlying investments.

- Redemptions and exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans.

- Redemptions requested within 31 days following the death or post-purchase disability of an account owner.

-    Redemptions or exchanges initiated by a fund.

     The following shares are not subject to redemption fees, irrespective of whether they are redeemed in accordance with any of the exceptions set forth above:

-    Shares acquired through the reinvestment of dividends and distributions.

-    Shares acquired through systematic purchase plans.

- Shares acquired in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan to the trustee or custodian of another employee benefit plan.

     Shares held by employee benefit plans will only be subject to redemption fees if the shares were acquired by exchange and are redeemed by exchange within 31 days of purchase.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

     Your financial advisor or other intermediary may charge service fees for handling redemption transactions. Your shares also may be subject to a CDSC in addition to the redemption fee.

PURCHASING SHARES

If you hold your shares through a financial advisor or other intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution's policies.

MINIMUM INVESTMENTS

There are no minimum investments for Class P or R shares for fund accounts. The minimum investments for Class A, A3, B, C, and Investor Class shares for fund accounts are as follows:

                                                             INITIAL     ADDITIONAL
                                                           INVESTMENT   INVESTMENTS
TYPE OF ACCOUNT                                             PER FUND      PER FUND
---------------                                            ----------   -----------
Wrap-fee accounts managed by your financial advisor           None          None
Employee benefit plans, SEP, SARSEP and SIMPLE IRA plans      None          None
Any type of account if the investor is purchasing shares
   through a systematic purchase plan                        $   50         $50
IRAs, Roth IRAs and Coverdell ESAs                              250          25
All other accounts                                            1,000          50
Invesco Aim Distributors has the discretion to accept
   orders for lesser amounts.

                                  THE AIM FUNDS

HOW TO PURCHASE SHARES

                        OPENING AN ACCOUNT                                       ADDING TO AN ACCOUNT
                        ------------------                                       --------------------
Through a Financial     Contact your financial advisor.                          Contact your financial advisor.
Advisor

By Mail                 Mail completed account application and check to          Mail your check and the remittance slip
                        the transfer agent, Invesco Aim Investment               from your confirmation statement to the
                        Services, Inc., P.O. Box 4739,                           transfer agent.
                        Houston, TX 77210-4739.

By Wire                 Mail completed account application to the transfer       Call the transfer agent to receive a
                        agent. Call the transfer agent at (800) 959-4246 to      reference number. Then, use the wire
                        receive a reference number. Then, use the wire           instructions provided below.
                        instructions provided below.

Wire Instructions       Beneficiary Bank ABA/Routing #: 021000021
                        Beneficiary Account Number: 00100366807
                        Beneficiary Account Name: Invesco Aim Investment
                        Services, Inc.
                        RFB: Fund Name, Reference #
                        OBI: Your Name, Account #

By Telephone            Open your account using one of the methods               Select the Bank Account Information
                                                                                 option on described above. your completed
                                                                                 account application or complete a
                                                                                 Systematic Options and Bank Information
                                                                                 Form. Mail the application or form to the
                                                                                 transfer agent. Once the transfer agent
                                                                                 has received the form, call the transfer
                                                                                 agent at the number below to place your
                                                                                 purchase order.

Automated Investor      Open your account using one of the methods described     Call the Invesco Aim 24-hour Automated
Line                    above.                                                   Investor Line at 1-800-246-5463. You may
                                                                                 place your order after you have provided
                                                                                 the bank instructions that will be
                                                                                 requested.

By Internet             Open your account using one of the methods described     Access your account at
                        above.                                                   www.invescoaim.com. The proper bank
                                                                                 instructions must have been provided on
                                                                                 your account. You may not purchase shares
                                                                                 in retirement accounts on the internet.

     Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the fund verify and record your identifying information.

SYSTEMATIC PURCHASE PLAN

You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50 per fund. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal. Certain financial advisors and other intermediaries may also offer systematic purchase plans.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic periodic exchanges, if permitted, from one fund to another fund or multiple other funds. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another fund is $50. Certain financial advisors and other intermediaries may also offer dollar cost averaging programs. If you participate in one of these programs and it is the same or similar to Invesco Aim's Dollar Cost Averaging program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

AUTOMATIC DIVIDEND AND DISTRIBUTION INVESTMENT

Your dividends and distributions may be paid in cash or reinvested in the same fund or another fund without paying an initial sales charge. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. If you elect to receive your distributions by check, and the distribution amount is $10 or less, then the amount will be automatically reinvested in the same fund and no check will be issued. If you have elected to receive distributions by check, and the postal service is unable to deliver checks to your address of record, then your distribution election may be converted to having all subsequent distributions reinvested in the same fund and no checks will be issued. You should contact the transfer agent to change your distribution option, and your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

     You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

- Your account balance in the fund paying the dividend or distribution must be at least $5,000; and

- Your account balance in the fund receiving the dividend or distribution must be at least $500.

                                  THE AIM FUNDS

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will not occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice to participating investors. Certain financial advisors and other intermediaries may also offer portfolio rebalancing programs. If you participate in one of these programs and it is the same as or similar to Invesco Aim's program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

RETIREMENT PLANS SPONSORED BY INVESCO AIM DISTRIBUTORS

Invesco Aim Distributors acts as the prototype sponsor for certain types of retirement plan documents. These plan documents are generally available to anyone wishing to invest plan assets in the funds. These documents are provided subject to terms, conditions and fees that vary by plan type. Contact your financial advisor or other intermediary for details.

REDEEMING SHARES

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call during the hours of the customary trading session of the New York Stock Exchange
(NYSE) in order to effect the redemption at that day's net asset value. For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call before the last net asset value determination in order to effect the redemption that day.

HOW TO REDEEM SHARES

Through a Financial       Contact your financial advisor or intermediary
Advisor or Other          (including your retirement plan administrator).
Intermediary

By Mail Send a written request to the transfer agent which includes:

                          -    Original signatures of all registered
                               owners/trustees;

                          - The dollar value or number of shares that you wish to redeem;

                          -    The name of the fund(s) and your account number;
                               and

                          -    Signature guarantees, if necessary (see below).

                          The transfer agent may require that you provide additional documentation, or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA or other type of retirement account, you must complete the appropriate distribution form.

By Telephone              Call the transfer agent at 1-800-959-4246. You will be
                          allowed to redeem by telephone if:

                          - Your redemption proceeds are to be mailed to your address on record (and there has been no change in your address of record within the last 30 days) or transferred electronically to a pre-authorized checking account;

                          -    You do not hold physical share certificates;

                          -    You can provide proper identification
                               information;

                          - Your redemption proceeds do not exceed $250,000 per fund; and

                          - You have not previously declined the telephone redemption privilege.

                          You may, in limited circumstances, initiate a redemption from an Invesco Aim IRA account by telephone. Redemptions from other types of retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form.

Automated Investor Line   Call the Invesco Aim 24-hour Automated Investor Line
                          at 1-800-246-5463. You may place your redemption order
                          after you have provided the bank instructions that
                          will be requested.

By Internet               Place your redemption request at www.invescoaim.com.
                          You will be allowed to redeem by Internet if:

                          -    You do not hold physical share certificates;

                          -    You can provide proper identification
                               information;

                          - Your redemption proceeds do not exceed $250,000 per fund; and

                          -    You have already provided proper bank
                               information.

                          Redemptions from most retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form.

                                  THE AIM FUNDS

TIMING AND METHOD OF PAYMENT

We normally will send out payments within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent). If you redeem shares recently purchased by check or ACH, you may be required to wait up to ten business days before we send your redemption proceeds. This delay is necessary to ensure that the purchase has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted on the NYSE. Redemption checks are mailed to your address of record, via first class U.S. mail, unless you make other arrangements with the transfer agent.

     We use reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

EXPEDITED REDEMPTIONS (AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)

If you place your redemption order by telephone, before 11:30 a.m. Eastern Time and request an expedited redemption, we will transmit payment of redemption proceeds on that same day via federal wire to a bank of record on your account. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we will transmit payment on the next business day.

SYSTEMATIC WITHDRAWALS

You may arrange for regular periodic withdrawals from your account in amounts equal to or greater than $50 per fund. We will redeem the appropriate number of shares from your account to provide redemption proceeds in the amount requested. You must have a total account balance of at least $5,000 in order to establish a Systematic Redemption Plan, unless you are establishing a Required Minimum Distribution for a retirement plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

CHECK WRITING

The transfer agent provides check writing privileges for accounts in the following funds and share classes:

-    AIM Money Market Fund, AIM Cash Reserve Shares and Investor Class shares

-    AIM Tax-Exempt Cash Fund, Class A shares and Investor Class shares

-    Premier Portfolio, Investor Class shares

-    Premier Tax-Exempt Portfolio, Investor Class shares

-    Premier U.S. Government Money Portfolio, Investor Class shares

     You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts. Checks are not eligible to be converted to ACH by the payee. You may not give authorization to a payee by phone to debit your account by ACH for a debt owed to the payee.

SIGNATURE GUARANTEES

We require a signature guarantee in the following circumstances:

-    When your redemption proceeds will equal or exceed $250,000 per fund.

- When you request that redemption proceeds be paid to someone other than the registered owner of the account.

- When you request that redemption proceeds be sent somewhere other than the address of record or bank of record on the account.

- When you request that redemption proceeds be sent to a new address or an address that changed in the last 30 days.

     The transfer agent will accept a guarantee of your signature by a number of different types of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS INITIATED BY THE FUNDS

If your account (Class A, A3, B, C, P and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a Systematic Purchase Plan.

     If the fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which

                                  THE AIM FUNDS

is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Accordingly, the procedures and processes applicable to redemptions of fund shares, as discussed under the heading "Redeeming Shares" above, will apply. Before requesting an exchange, review the prospectus of the fund you wish to acquire.

     All exchanges are subject to the limitations set forth in the prospectuses of the funds. If you wish to exchange shares of one fund for those of another fund, you must consult the prospectus of the fund whose shares you wish to acquire to determine whether the fund is offering shares to new investors and whether you are eligible to acquire shares of that fund.

PERMITTED EXCHANGES

Except as otherwise provided below under "Exchanges Not Permitted", you generally may exchange your shares for shares of the same class of another fund. The following below shows permitted exchanges:

EXCHANGE FROM             EXCHANGE TO
-------------             -----------
AIM Cash Reserve Shares   Class A, A3, B, C, R, Investor Class
Class A                   Class A, A3, Investor Class, AIM Cash Reserve Shares
Class A3                  Class A, A3, Investor Class, AIM Cash Reserve Shares
Investor Class            Class A, A3, Investor Class
Class P                   Class A, A3, AIM Cash Reserve Shares
Class B                   Class B
Class C                   Class C
Class R                   Class R

EXCHANGES NOT PERMITTED

The following exchanges are not permitted:

- Investor Class shares cannot be exchanged for Class A shares of any fund which offers Investor Class shares.

- Exchanges into Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund (also known as the Category III funds) are not permitted.

- Class A Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund cannot be exchanged for Class A3 Shares of those funds.

- AIM Cash Reserve Shares cannot be exchanged for Class B, C or R shares if the shares being exchanged were acquired by exchange from Class A shares of any fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

     Under unusual market conditions, a fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time.

LIMIT ON THE NUMBER OF EXCHANGES

You will generally be limited to four exchanges out of a fund per calendar year (other than the money market funds); provided, however, that the following transactions will not count toward the exchange limitation:

- Exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to apply the exchange limitation.

- Exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments.

- Generally, exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs.

- Exchanges initiated by a fund or by the trustee, administrator or other fiduciary of an employee benefit plan (not in response to distribution or exchange instructions received from a plan participant).

     Each fund reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if the fund, or its designated agent, believes that granting such exceptions would be consistent with the best interests of shareholders.

     There is no limit on the number of exchanges out of AIM Limited Maturity Treasury Fund, AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

     If you exchange shares of one fund for shares of multiple other funds as part of a single transaction, that transaction is counted as one exchange out of a fund.

INITIAL SALES CHARGES AND CDSCS APPLICABLE TO EXCHANGES

You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date

                                  THE AIM FUNDS

you made your initial purchase.

RIGHTS RESERVED BY THE FUNDS

Each fund and its agents reserve the right at any time to:

-    Reject or cancel all or any part of any purchase or exchange order.

- Modify any terms or conditions related to the purchase, redemption or exchange of shares of any fund.

- Reject or cancel any request to establish a Systematic Purchase Plan, Systematic Redemption Plan or Portfolio Rebalancing Program.

- Suspend, change or withdraw all or any part of the offering made by this prospectus.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Boards of Trustees of the funds (collectively, the Board). The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

     Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Invesco Aim determines that the closing price of the security is unreliable, Invesco Aim will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

     Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

     Invesco Aim may use indications of fair value from pricing services approved by the Board. In other circumstances, the Invesco Aim Valuation Committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, Invesco Aim routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

     Specific types of securities are valued as follows:

     Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

     Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, Invesco Aim will value the security at fair value in good faith using procedures approved by the Board.

     Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that Invesco Aim determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Invesco Aim also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco Aim believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco Aim will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

     Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

     Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined

                                  THE AIM FUNDS

without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the Invesco Aim valuation committee will fair value the security using procedures approved by the Board.

     Short-term Securities. The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

     Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

     Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

     Open-end Funds. To the extent a fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

     Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Federal Reserve Bank of New York and the Bank of New York, the fund's custodian, are not open for business or the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if SIFMA recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

     From time to time and in circumstances deemed appropriate by Invesco Aim in its sole discretion, each of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio may remain open for business, during customary business day hours, on a day that the NYSE is closed for business. In such event, on such day you will be permitted to purchase or redeem shares of such funds and net asset values will be calculated for such funds.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

     For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

     For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

     The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year.

                                  THE AIM FUNDS

     Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. Exchanges of shares for shares of another fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax. A fund that is expected to have higher turnover than that of other funds is more likely to generate short-term gain or loss. If a fund does recognize short-term capital gain, it will distribute those gains as ordinary income dividends, which will be subject to tax at a shareholder's tax rate for ordinary income.

     Investors in tax-exempt funds should read the information under the heading "Other Information--Special Tax Information Regarding the Fund" in the applicable fund's prospectus.

     The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

PAYMENTS TO FINANCIAL ADVISORS

The financial advisor or intermediary through which you purchase your shares may receive all or a portion of the sales charges and distribution fees discussed above. In addition to those payments, Invesco Aim Distributors or one or more of its corporate affiliates (collectively, Invesco Aim Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash payments and other payments for certain marketing and support services. Invesco Aim Affiliates make these payments from their own resources, from Invesco Aim Distributors' retention of initial sales charges and from payments to Invesco Aim Distributors made by the funds under their 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with Invesco Aim Affiliates.

     Invesco Aim Affiliates make payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits Invesco Aim Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). Invesco Aim Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The payments Invesco Aim Affiliates make may be calculated based on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Payments may also be calculated based on the average daily net assets of the applicable funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. Invesco Aim Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

     Invesco Aim Affiliates are motivated to make these payments as they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, Invesco Aim Affiliates benefit from the incremental management and other fees paid to Invesco Aim Affiliates by the funds with respect to those assets.

     Invesco Aim Affiliates also may make payments to certain financial advisors for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by Invesco Aim Affiliates under this category of services are charged back to the funds, subject to certain limitations approved by the Board.

     You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from Invesco Aim Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY (MARKET TIMING) DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Board has adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

                                  THE AIM FUNDS

     The Invesco Aim Affiliates currently use the following tools designed to discourage excessive short-term trading in the retail funds:

-    Trade activity monitoring.

-    Trading guidelines.

-    Redemption fees on trades in certain funds.

- The use of fair value pricing consistent with procedures approved by the Board.

     Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     Money Market Funds. The Board of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that a money market fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the money market fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles; investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seek to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

     AIM Limited Maturity Treasury Fund. The Board of AIM Limited Maturity Treasury Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of such fund's shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions and determined that those risks were minimal. Nonetheless, to the extent that AIM Limited Maturity Treasury Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, AIM Limited Maturity Treasury Fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the fund for the following reasons:

- Many investors use AIM Limited Maturity Treasury Fund as a short-term investment alternative and should be able to purchase and redeem shares regularly and frequently.

- One of the advantages of AIM Limited Maturity Treasury Fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of AIM Limited Maturity Treasury Fund will be detrimental to the continuing operations of such fund.

TRADE ACTIVITY MONITORING

Invesco Aim Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Invesco Aim Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than

                                  THE AIM FUNDS

exchanges into a money market fund. Invesco Aim Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

     The ability of Invesco Aim Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

TRADING GUIDELINES

If you exceed four exchanges out of a fund per calendar year (other than the money market funds and AIM Limited Maturity Treasury Fund), or a fund or an Invesco Aim Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders.

     The ability of Invesco Aim Affiliates to monitor exchanges made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEES

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 31 days of purchase. The ability of a fund to assess a redemption fee on redemptions effectuated through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at http://www.invescoaim.com.

If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at Invesco Aim Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or

BY TELEPHONE:       (800) 959-4246
ON THE INTERNET:    You can send us a request by e-mail or download
                    prospectuses, SAIs, annual or semiannual reports via our
                    website: http://www.invescoaim.com

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM Global Equity Fund
   SEC 1940 Act file number: 811-02699
----------------------------------------

invescoaim.com     GEQ-PRO-1
                                                 [INVESCO AIM LOGO APPEARS HERE]
                                                         --Service Mark--

                                                      AIM GROWTH ALLOCATION FUND

                                                                     PROSPECTUS
                                                                    MAY 1, 2008

AIM Growth Allocation Fund's investment objective is to provide long-term growth of capital consistent with a higher level of risk relative to the broad stock market.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, B, C and R shares of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                        --------------------------------
                           AIM GROWTH ALLOCATION FUND
                        --------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY                                  1
------------------------------------------------------
PERFORMANCE INFORMATION                              1
------------------------------------------------------
Annual Total Returns                                 1
Performance Table                                    2
FEE TABLE AND EXPENSE EXAMPLE                        3
------------------------------------------------------
Fee Table                                            3
Expense Example                                      3
HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                        4

------------------------------------------------------
INVESTMENT OBJECTIVE, STRATEGIES AND RISKS           5
------------------------------------------------------
Objective and Strategies                             5
Risks                                                6
DISCLOSURE OF PORTFOLIO HOLDINGS                     8
------------------------------------------------------
FUND MANAGEMENT                                      8
------------------------------------------------------
The Advisors                                         8
Advisor Compensation                                 9
Portfolio Manager                                    9
OTHER INFORMATION                                    9
------------------------------------------------------
Sales Charges                                        9
Dividends and Distributions                          9
FINANCIAL HIGHLIGHTS                                10
------------------------------------------------------
GENERAL INFORMATION                                A-1
------------------------------------------------------
Choosing a Share Class                             A-1
Share Class Eligibility                            A-1
Distribution and Service (12b-1) Fees              A-2
Initial Sales Charges (Class A Shares
  Only)                                            A-2
Contingent Deferred Sales Charges (CDSCs)          A-4
Redemption Fees                                    A-5
Purchasing Shares                                  A-6
Redeeming Shares                                   A-8
Exchanging Shares                                  A-9
Rights Reserved by the Funds                      A-11
Pricing of Shares                                 A-11
Taxes                                             A-12
Payments to Financial Advisors                    A-13
Excessive Short-Term Trading Activity
  (Market Timing) Disclosures                     A-13
OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------


The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc. and AIM Funds Management Inc.

    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                        --------------------------------
                           AIM GROWTH ALLOCATION FUND
                        --------------------------------

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

The fund's investment objective is to provide long-term growth of capital consistent with a higher level of risk relative to the broad stock market.
    The fund is a "fund of funds," and invests its assets in other underlying mutual funds advised by Invesco Aim Advisors, Inc. (the advisor or Invesco Aim). The fund seeks to meet its objective by building a portfolio of mutual fund investments that has a higher level of risk than the S&P 500 Index. The fund's target allocation is to invest 95% of its total assets in underlying funds that invest primarily in equity securities, including underlying funds that invest primarily in foreign equity securities, and 5% of its total assets in underlying funds that invest primarily in fixed-income securities.
    The fund's investment performance depends on the investment performance of the underlying funds in which it invests. Therefore, the risks associated with an investment in a fund of funds, such as the fund, are also the risks associated with an investment in the underlying funds.
    Among the principal risks of investing in the fund and the underlying funds, which could adversely affect the fund's net asset value, yield and total return are:


Fund of Funds Risk      Convertible Securities  Derivatives Risk        Management Risk         Sector Fund Risk
Market Risk             Risk                    Leverage Risk           Value Investing Risk    Unseasoned Issuer Risk
Equity Securities Risk  Interest Rate Risk      Active Trading Risk     U.S. Government         Independent Management
Foreign Securities      Credit Risk             Growth Investing Risk   Obligations Risk          of Sector Risk
Risk                    High Yield Risk                                 Market Capitalization
Counterparty Risk       Limited Number of                               Risk
                        Holdings Risk


    Please see "Investment Objective, Strategies and Risks" for a description of these risks.
    There is a risk that you could lose all or a portion of your investment in the fund and that the income that you receive from the fund may vary. The value of your investment in the fund will go up and down with the prices of the securities held by the underlying funds in which the fund invests.
    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.


                                                                                                     ANNUAL
YEAR ENDED                                                                                            TOTAL
DECEMBER 31                                                                                          RETURNS
-----------                                                                                          -------
2005...............................................................................................   10.24%
2006...............................................................................................   16.63%
2007...............................................................................................    7.75%



    The Class A shares' year-to-date total return as of March 31, 2008 was -10.42%.


    During the periods shown in the bar chart, the highest quarterly return was 7.89% (quarter ended December 31, 2006) and the lowest quarterly return was -2.51% (quarter ended June 30, 2006).

                        --------------------------------
                           AIM GROWTH ALLOCATION FUND
                        --------------------------------


PERFORMANCE TABLE


The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payments of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.


AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------------------
(for the periods ended      1          SINCE        INCEPTION
December 31, 2007)        YEAR         INCEPTION       DATE
---------------------------------------------------------------
Class A                                               04/30/04
  Return Before Taxes     1.82%        11.30%
  Return After Taxes
     on Distributions     1.11         10.76
  Return After Taxes
     on Distributions
     and Sale of Fund
     Shares               1.86         9.66
Class B                                               04/30/04
  Return Before Taxes     1.89         11.59
Class C                                               04/30/04
  Return Before Taxes     5.97         12.20
Class R                                               04/30/04
  Return Before Taxes     7.52         12.77
---------------------------------------------------------------
S&P 500(R) Index(1)       5.49         10.02          04/30/04
Custom Growth
  Allocation
  Index(1,2)              5.64         12.66          04/30/04
Lipper Multi-Cap Core
  Funds Index(1,3)        5.97         10.92          04/30/04
---------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for Class B, C and R shares will vary.

(1) The Standard & Poor's 500 Index is a market capitalization-weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry. The fund has also included the Custom Growth Allocation Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Multi-Cap Core Funds Index (which may or may not include the fund) is included for comparison to a peer group.

(2) The Custom Growth Allocation Index, created by Invesco Aim to serve as a benchmark for AIM Growth Allocation Fund, is composed of the following indexes: Russell 3000, MSCI EAFE, FTSE NAREIT Equity REITs and Lehman Brothers U.S. Universal. The composition of the index may change from time to time based upon the target asset allocation of the fund. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the objective of the fund. The Russell 3000(R) Index is an unmanaged index considered representative of the U.S. stock market. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell(R) is a trademark of the Frank Russell Co. The MSCI EAFE(R) Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The FTSE NAREIT Equity REITs Index is an unmanaged index considered representative of U.S. REITs. The Lehman Brothers U.S. Universal Index is composed of the following Lehman Brothers indexes: U.S. Aggregate Index, U.S. High-Yield Corporate, 144A, Eurodollar, Emerging Markets and the non-ERISA portion of CMBS.

(3) The Lipper Multi-Cap Core Funds Index is an equally weighted representation of the largest funds in the Lipper Multi-Cap Core Funds category. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three year sales-per-share growth value, compared to the S&P Composite 1500 Index. The S&P Composite 1500 Index is a broad market portfolio representing the large cap, mid cap and small cap segments of the U.S. equity market.

                        --------------------------------
                           AIM GROWTH ALLOCATION FUND
                        --------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
-----------------------------------------------------------------------------------
(fees paid directly from your
investment)                           CLASS A     CLASS B     CLASS C     CLASS R
-----------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Purchases
(as a percentage of offering price)     5.50%       None        None        None

Maximum Deferred Sales Charge (Load)
(as a percentage of original
purchase price or redemption
proceeds, whichever is less)            None(1)     5.00%       1.00%       None(1)
-----------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES(2)
-----------------------------------------------------------------------------------
(expenses that are deducted from fund
assets)                                    CLASS A    CLASS B    CLASS C    CLASS R
-----------------------------------------------------------------------------------
Management Fees(3)                          None       None       None       None

Distribution and/or Service (12b-1) Fees    0.25%      1.00%      1.00%      0.50%

Other Expenses(4)                           0.31       0.31       0.31       0.31

Acquired Fund Fees and Expenses(5)          0.80       0.80       0.80       0.80

Total Annual Fund Operating Expenses        1.36       2.11       2.11       1.61

Fee Waiver(4)                               0.09       0.09       0.09       0.09

Net Annual Fund Operating Expenses          1.27       2.02       2.02       1.52
-----------------------------------------------------------------------------------


(1) A contingent deferred sales charge may apply in some cases. See "General Information--Contingent Deferred Sales Charges (CDSCs)".
(2) There is no guarantee that actual expenses will be the same as those shown in the table.

(3) The fund does not pay a management fee directly, however, the advisor receives a fee indirectly as a result of the funds' investments in underlying funds also advised by Invesco Aim. See Acquired Fund Fees and Expenses below.


(4) The fund's advisor has contractually agreed to reimburse expenses to the extent necessary to limit Other Expenses (excluding certain items discussed below) to 0.21% on Class A, Class B, Class C and Class R shares, through at least June 30, 2008. Therefore, the fund's operating expenses are limited to 0.46%, 1.21%, 1.21% and 0.71% for Class A, Class B, Class C and Class R shares, respectively. In determining the advisor's obligation to reimburse expenses, the following expenses are not taken into account, and could cause the Other Expenses to exceed the limits: (i) Rule 12b-1 fees; (ii) interest;
    (iii) dividend expense on short sales; (iv) taxes; (v) extraordinary items;
    (vi) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vii) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from the banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund.


(5) Acquired Fund Fees and Expenses are not operating expenses of the fund directly but are fees and expenses, including management fees, of the investment companies in which the fund invests. As a result, the Net Annual Fund Operating Expenses will exceed the expense limits above. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. The impact of the Acquired Fund Fees and Expenses are included in the total returns of the fund.


    If a financial institution is managing your account, you may also be charged a transaction or other fee by such financial institution.
    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.
    The expense example assumes you:
  (i)  invest $10,000 in the fund for the time periods indicated;
  (ii) redeem all of your shares at the end of the periods indicated;
  (iii)earn a 5% return on your investment before operating expenses each year;
  (iv) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements and includes the estimated indirect expenses of the underlying funds); and
  (v)  incur applicable initial sales charges (see "General
      Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge).

                        --------------------------------
                           AIM GROWTH ALLOCATION FUND
                        --------------------------------

    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                                           1 YEAR   3 YEARS   5 YEARS     10 YEARS
------------------------------------------------------------------------------------
Class A                                     $672     $949     $1,246       $2,088
Class B                                      705      952      1,326        2,243(1)
Class C                                      305      652      1,126        2,434
Class R                                      155      499        868        1,903
------------------------------------------------------------------------------------


    You would pay the following expenses if you did not redeem your shares:


                                           1 YEAR   3 YEARS   5 YEARS     10 YEARS
------------------------------------------------------------------------------------
Class A                                     $672     $949     $1,246       $2,088
Class B                                      205      652      1,126        2,243(1)
Class C                                      205      652      1,126        2,434
Class R                                      155      499        868        1,903
------------------------------------------------------------------------------------


(1) Assumes conversion of Class B shares to Class A shares, which occurs on or about the end of the month which is at least 8 years after the date on which shares were purchased, lowering your annual fund operating expenses from that time on.

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between Invesco Aim Advisors, Inc. and certain of its affiliates and the New York Attorney General requires Invesco Aim Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:

  - You invest $10,000 in the fund and hold it for the entire 10 year period;

  - Your investment has a 5% return before expenses each year;

  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed and includes the estimated indirect expenses of the underlying funds;

  - Hypotheticals both with and without any applicable initial sales charge applied (see "General Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge); and

  - There is no sales charge on reinvested dividends.
    There is no assurance that the annual expense ratio will be the expense ratio for the fund classes for any of the years shown. To the extent that Invesco Aim Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

CLASS A (INCLUDES MAXIMUM
SALES CHARGE)                   YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.27%        1.36%        1.36%        1.36%        1.36%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                        (1.98%)       1.59%        5.29%        9.12%       13.10%
End of Year Balance           $ 9,802.49   $10,159.30   $10,529.09   $10,912.35   $11,309.56
Estimated Annual Expenses     $   672.25   $   135.74   $   140.68   $   145.80   $   151.11
--------------------------------------------------------------------------------------------

CLASS A (INCLUDES MAXIMUM
SALES CHARGE)                   YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.36%        1.36%        1.36%        1.36%        1.36%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        17.21%       21.48%       25.90%       30.48%       35.23%
End of Year Balance           $11,721.23   $12,147.88   $12,590.07   $13,048.34   $13,523.30
Estimated Annual Expenses     $   156.61   $   162.31   $   168.22   $   174.34   $   180.69
--------------------------------------------------------------------------------------------


CLASS A (WITHOUT MAXIMUM
SALES CHARGE)                   YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.27%        1.36%        1.36%        1.36%        1.36%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         3.73%        7.51%       11.42%       15.47%       19.68%
End of Year Balance           $10,373.00   $10,750.58   $11,141.90   $11,547.46   $11,967.79
Estimated Annual Expenses     $   129.37   $   143.64   $   148.87   $   154.29   $   159.90
--------------------------------------------------------------------------------------------

CLASS A (WITHOUT MAXIMUM
SALES CHARGE)                   YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.36%        1.36%        1.36%        1.36%        1.36%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        24.03%       28.55%       33.23%       38.08%       43.10%
End of Year Balance           $12,403.42   $12,854.90   $13,322.82   $13,807.77   $14,310.38
Estimated Annual Expenses     $   165.72   $   171.76   $   178.01   $   184.49   $   191.20
--------------------------------------------------------------------------------------------

                        --------------------------------
                           AIM GROWTH ALLOCATION FUND
                        --------------------------------

CLASS B(2)                      YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            2.02%        2.11%        2.11%        2.11%        2.11%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         2.98%        5.96%        9.02%       12.17%       15.41%
End of Year Balance           $10,298.00   $10,595.61   $10,901.83   $11,216.89   $11,541.06
Estimated Annual Expenses     $   205.01   $   220.43   $   226.80   $   233.35   $   240.10
--------------------------------------------------------------------------------------------

CLASS B(2)                      YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            2.11%        2.11%        2.11%        1.36%        1.36%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        18.75%       22.18%       25.71%       30.28%       35.03%
End of Year Balance           $11,874.59   $12,217.77   $12,570.86   $13,028.44   $13,502.68
Estimated Annual Expenses     $   247.04   $   254.17   $   261.52   $   174.08   $   180.41
--------------------------------------------------------------------------------------------


CLASS C(2)                      YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            2.02%        2.11%        2.11%        2.11%        2.11%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         2.98%        5.96%        9.02%       12.17%       15.41%
End of Year Balance           $10,298.00   $10,595.61   $10,901.83   $11,216.89   $11,541.06
Estimated Annual Expenses     $   205.01   $   220.43   $   226.80   $   233.35   $   240.10
--------------------------------------------------------------------------------------------

CLASS C(2)                      YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            2.11%        2.11%        2.11%        2.11%        2.11%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        18.75%       22.18%       25.71%       29.34%       33.08%
End of Year Balance           $11,874.59   $12,217.77   $12,570.86   $12,934.16   $13,307.96
Estimated Annual Expenses     $   247.04   $   254.17   $   261.52   $   269.08   $   276.85
--------------------------------------------------------------------------------------------


CLASS R                         YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.52%        1.61%        1.61%        1.61%        1.61%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         3.48%        6.99%       10.61%       14.36%       18.24%
End of Year Balance           $10,348.00   $10,698.80   $11,061.49   $11,436.47   $11,824.17
Estimated Annual Expenses     $   154.64   $   169.43   $   175.17   $   181.11   $   187.25
--------------------------------------------------------------------------------------------

CLASS R                         YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.61%        1.61%        1.61%        1.61%        1.61%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        22.25%       26.39%       30.68%       35.11%       39.69%
End of Year Balance           $12,225.01   $12,639.43   $13,067.91   $13,510.91   $13,968.93
Estimated Annual Expenses     $   193.60   $   200.16   $   206.94   $   213.96   $   221.21
--------------------------------------------------------------------------------------------


(1) Your actual expenses may be higher or lower than those shown.

(2) The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through six for Class B and year one for Class C has not been deducted.

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

OBJECTIVE AND STRATEGIES

The fund's investment objective is to provide long-term growth of capital consistent with a higher level of risk relative to the broad stock market. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.
    The fund seeks to meet its objective by building a portfolio of mutual fund investments that has a higher level of risk than the S&P 500 Index. The fund's target allocation is to invest approximately 95% of its total assets in underlying funds that invest primarily in equity securities ("equity funds"), and approximately 5% of its total assets in underlying funds that invest primarily in fixed-income securities ("fixed income funds"). Approximately 25% of the assets that are invested in equity funds will be allocated to equity funds that invest primarily in foreign securities.
    The advisor uses a three-step process to create the fund's portfolio. The first step is a strategic asset allocation by the advisor among broad asset classes. The second step involves the actual selection by the advisor of underlying funds to represent the broad asset classes and the determination by the advisor of target weightings in these underlying funds. The third step is the ongoing monitoring of a fund's asset class allocations, underlying funds and target weightings.
    The advisor monitors the selection of underlying funds to ensure that they continue to conform to the fund's asset class allocations and rebalances the fund's investments in the underlying funds on an annual basis to keep them within their target weightings. However, the advisor has the ability to rebalance on a more frequent basis if it believes it is appropriate to do so. The advisor may change the fund's asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. A list of the underlying funds and their target weightings is located in the fund's Statement of Additional Information.
    The underlying funds may invest in synthetic and derivative instruments. Synthetic and derivative instruments are investments that have economic characteristics similar to an underlying fund's direct investments. Synthetic and derivative instruments that an underlying fund may invest in include warrants, futures contracts, options, exchange-traded funds and American depository receipts. Synthetic and derivative instruments may have the effect of leveraging an underlying fund's portfolio.

    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of a fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.

                        --------------------------------
                           AIM GROWTH ALLOCATION FUND
                        --------------------------------

RISKS


The principal risks of investing in the fund and the underlying funds are:

    Fund of Funds Risk--The fund pursues its investment objective by investing its assets in other underlying funds rather than investing directly in stocks, bonds, cash or other investments. The fund's investment performance depends on the investment performance of the underlying funds in which it invests. Therefore, the risks associated with an investment in a fund of funds, like the fund, are also the risks associated with an investment in the underlying funds.
    There is a risk that the advisor's evaluations and assumptions regarding the fund's broad asset classes or the underlying funds in which the fund invests may be incorrect based on actual market conditions. There is a risk that the fund will vary from the target weightings in the underlying funds due to factors such as market fluctuations. There can be no assurance that the underlying funds will achieve their investment objectives, and the performance of the underlying funds may be lower than the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the fund. If that were to occur, the fund might be forced to withdraw its investment from the underlying fund at a time that is unfavorable to the fund.
    Based on the structure of the fund, the fund is limited to investing in underlying funds that are part of The AIM Family of Funds(R). Moreover, the advisor has the ability to select and substitute the underlying funds in which the fund invests, and may be subject to potential conflicts of interest in selecting underlying funds because it may receive higher fees from certain underlying funds than others. However, as a fiduciary to the fund, the advisor is required to act in the fund's best interest when selecting underlying funds.
    Because the fund is a fund of funds, the fund is subject to the risks associated with the underlying funds in which it invests. The risks of an investment in the underlying funds are set forth below:
    Market Risk--The prices of and the income generated by securities held by the underlying funds may decline in response to certain events, including those directly involving the companies whose securities are owned by the underlying funds; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.
    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. These factors will probably affect the equity securities of smaller companies more than the equity securities of larger, more-established companies. Also, because equity securities of smaller companies may not be traded as often as equity securities of larger, more-established companies, it may be difficult or impossible for the underlying fund to sell securities at a desirable price.

    Foreign Securities Risk--The dollar value of an underlying fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of an underlying fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.


    Counterparty Risk--Individually negotiated, or over-the-counter, derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction of an underlying fund.

    Convertible Securities Risk--The values of convertible securities in which an underlying fund may invest will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, because these types of securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and a price that is unfavorable to the underlying fund.
    Interest Rate Risk--Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular bond, the greater is its price sensitivity to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.
    Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its price, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality can result in bankruptcy for the issuer and permanent loss of investment.
    High Yield Risk--High yield risk is a form of credit risk. Securities that are below investment grade are regarded as having predominately speculative characteristics with respect to the capacity to pay interest and repay principal. Lower rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual

                        --------------------------------
                           AIM GROWTH ALLOCATION FUND
                        --------------------------------

corporate developments. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, the fund may incur additional expenses to seek recovery.
    The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the fund could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of the fund's shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

    Limited Number of Holdings Risk--Because a large percentage of an underlying fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investment in an underlying fund.

    Derivatives Risk--The value of "derivatives"--so-called because their value "derives" from the value of an underlying asset (including an underlying security), reference rate or index--may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. Derivatives may be used to create synthetic exposure to an underlying asset or to hedge a portfolio risk. If an underlying fund uses derivatives to "hedge" a portfolio risk, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the underlying fund's portfolio. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with an underlying fund.
    Leverage Risk--The use of derivatives may give rise to a form of leverage. Leverage may cause an underlying fund's portfolio to be more volatile than if the fund had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities held by the underlying fund.
    Active Trading Risk--Certain of the underlying funds may engage in active and frequent trading of portfolio securities to achieve their investment objectives. If an underlying fund does trade in this way, it may incur increased costs, which can lower the actual return of the underlying fund. Active trading may also increase short term gains and losses, which may affect the taxes that must be paid.
    Growth Investing Risk--Certain of the underlying funds may invest in "growth" stocks. "Growth" stocks can perform differently from the market as a whole and other types of stocks and tend to be more expensive relative to their earnings or assets compared with other types of stocks. As a result, growth stocks tend to be more sensitive to changes in their earnings and can be more volatile than other types of stocks.
    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the underlying fund's portfolio managers will produce the desired results.
    Value Investing Risk--Certain of the underlying funds may invest in "value" stocks. "Value" stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, value stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.
    U.S. Government Obligations Risk--The underlying funds may invest in obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer's obligations, such as those of the former Student Loan Marketing Association; or
(iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the underlying fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.
    Market Capitalization Risk--Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. Small and mid-sized companies tend to be more vulnerable to adverse developments and more volatile than larger companies. Investments in small and mid-sized companies may involve special risks, including those associated with dependence on a small management group, little or no operating history, little or no track record of success, and limited product lines, markets and financial resources. Also, there may be less publicly available information about the issuers of the securities or less market interest in such securities than in the case of larger companies, each of which can cause significant price volatility. The securities of small and mid-sized may be illiquid, restricted as to resale, or may trade less frequently and in smaller volume than more widely held securities, which may make it difficult for an underlying fund to establish or close out a position in these securities at prevailing market prices.
    Sector Fund Risk--Certain of the underlying fund's investments are concentrated in comparatively narrow segments of the economy. This means that the underlying fund's investment concentration in the energy, financial-services, health sciences, leisure and technology sectors is higher than most mutual funds and the broad securities market. Consequently, the underlying fund tends to be more volatile than other mutual funds, and the value of the underlying fund's investments and consequently an investment in the underlying fund tends to go up and down more rapidly.
    Unseasoned Issuer Risk--Start-up companies or earlier stage companies, such as venture capital companies, generally have limited operating histories, no present market for their technologies or products, and no history of earnings or financial services. These companies may rely entirely or in large part on private investments to finance their operations.

                        --------------------------------
                           AIM GROWTH ALLOCATION FUND
                        --------------------------------

    Independent Management of Sector Risk--Certain of the underlying fund's investments in different, independently-managed sectors creates allocation risk, which is the risk that the allocation of investments among the sectors may have a more significant effect on the underlying fund's net asset value when one of the sectors is performing more poorly than the other(s). Additionally, the active rebalancing of the underlying fund among the sectors may result in increased transaction costs. The independent management of the five sectors may also result in adverse tax consequences if the portfolio managers responsible for the underlying fund's five sectors effect transactions in the same security on or about the same time.

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for the fund is available at http://www.invescoaim.com. To reach this information, access the fund's overview page on the website. Links to the following fund information are located in the upper right side of this website page:

---------------------------------------------------------------------------------------------------------------------------------
                                                    APPROXIMATE DATE OF                          INFORMATION REMAINS
INFORMATION                                           WEBSITE POSTING                             POSTED ON WEBSITE
---------------------------------------------------------------------------------------------------------------------------------
 Top ten holdings as of month-end        15 days after month-end                      Until posting of the following month's top
                                                                                      ten holdings
---------------------------------------------------------------------------------------------------------------------------------
 Complete portfolio holdings as of       30 days after calendar quarter-end           For one year
 calendar quarter-end
---------------------------------------------------------------------------------------------------------------------------------

    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information, which is available at http://www.invescoaim.com.

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS


Invesco Aim serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.


    The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the fund and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the fund:

    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at Bleichstrasse 60-62, Frankfurt, Germany 60313, which has acted as an investment advisor since 1998.
    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.
    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.
    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.
    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at One Midtown Plaza, 1360 Peachtree Street, N.E., Suite 100, Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.
    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.
    Invesco Institutional (N.A.), Inc. (Invesco Institutional), located at One Midtown Plaza, 1360 Peachtree Street, N.E., Suite 100, Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.
    Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.

    AIM Funds Management Inc. (AFMI), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1994. AFMI anticipates changing its name to Invesco Trimark Investment Management Inc. on or prior to December 31, 2008.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. You can find more detailed information concerning all of the above

                        --------------------------------
                           AIM GROWTH ALLOCATION FUND
                        --------------------------------

matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.
    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

The advisor does not receive a management fee from the fund.

    Invesco Aim, not the fund, pays sub-advisory fees, if any.


    A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement of the fund is available in the fund's most recent report to shareholders for the six-month period ended June 30.


PORTFOLIO MANAGER

The fund is not actively managed, however, Gary K. Wendler, Director of Product Line Strategy and Investment Services for an affiliate of the advisor, assisted by a group of research professionals, determines the asset class allocation, underlying fund selections and target weightings for the fund. He has been responsible for the fund since its inception in 2004 and has been associated with the advisor and/or its affiliates since 1995.
    The underlying funds are actively managed by investment professionals. More information on investment professionals managing the underlying funds may be found on our website http://www.invescoaim.com. The website is not a part of this prospectus.
    The fund's Statement of Additional Information provides additional information about the portfolio manager's investments in the fund, a description of his compensation structure, and information regarding other accounts he manages.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Growth Allocation Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "General Information--Initial Sales Charges (Class A Shares Only)" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to a contingent deferred sales charge. Purchases of Class B and Class C shares are subject to a contingent deferred sales charge. Certain purchases of Class R shares may be subject to a contingent deferred sales charge. For more information on contingent deferred sales charges, see "General Information--Contingent Deferred Sales Charges (CDSCs)" section of this prospectus.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist of both capital gains and ordinary income.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS


The fund generally distributes long-term and short-term capital gains, if any, annually, but may declare and pay capital gains distributions more than once per year as permitted by law.

                        --------------------------------
                           AIM GROWTH ALLOCATION FUND
                        --------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.
    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.





                                                                                       CLASS A
                                                              ----------------------------------------------------------
                                                                          YEAR ENDED                   APRIL 30, 2004
                                                                         DECEMBER 31,                (COMMENCEMENT DATE)
                                                              -----------------------------------      TO DECEMBER 31,
                                                                2007           2006        2005             2004
Net asset value, beginning of period                          $  13.73       $  12.22    $  11.26          $ 10.00
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.22(a)        0.10        0.10(a)          0.03(a)
------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.83           1.93        1.05             1.28
========================================================================================================================
    Total from investment operations                              1.05           2.03        1.15             1.31
========================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.19)         (0.10)      (0.07)           (0.05)
------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.38)         (0.42)      (0.12)           (0.00)
========================================================================================================================
    Total distributions                                          (0.57)         (0.52)      (0.19)           (0.05)
========================================================================================================================
Net asset value, end of period                                $  14.21       $  13.73    $  12.22          $ 11.26
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(b)                                                   7.75%         16.63%      10.24%           13.12%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $486,834       $246,635    $132,159          $39,368
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  0.47%(c)       0.47%       0.46%            0.52%(d)
------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               0.56%(c)       0.63%       0.75%            1.31%(d)
========================================================================================================================
Estimated acquired fund fees from underlying funds(e)             0.80%          0.83%       0.87%            0.96%
========================================================================================================================
Ratio of net investment income to average net assets              1.53%(c)       0.90%       0.89%            0.40%(d)
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate(f)                                           5%            24%         14%               2%
________________________________________________________________________________________________________________________
========================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $417,811,363.


(d) Annualized.


(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.


(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                        --------------------------------
                           AIM GROWTH ALLOCATION FUND
                        --------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------





                                                                                       CLASS B
                                                              ---------------------------------------------------------
                                                                          YEAR ENDED                  APRIL 30, 2004
                                                                         DECEMBER 31,               (COMMENCEMENT DATE)
                                                              ----------------------------------      TO DECEMBER 31,
                                                                2007           2006       2005             2004
Net asset value, beginning of period                          $  13.64       $  12.16    $ 11.23          $ 10.00
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.11(a)        0.02       0.02(a)         (0.02)(a)
-----------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.82           1.90       1.05             1.28
=======================================================================================================================
    Total from investment operations                              0.93           1.92       1.07             1.26
=======================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.09)         (0.02)     (0.02)           (0.03)
-----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.38)         (0.42)     (0.12)           (0.00)
=======================================================================================================================
    Total distributions                                          (0.47)         (0.44)     (0.14)           (0.03)
=======================================================================================================================
Net asset value, end of period                                $  14.10       $  13.64    $ 12.16          $ 11.23
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                   6.89%         15.77%      9.49%           12.61%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $129,577       $110,172    $68,411          $22,384
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.22%(c)       1.22%      1.17%            1.17%(d)
-----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.31%(c)       1.38%      1.46%            1.96%(d)
=======================================================================================================================
Estimated acquired fund fees from underlying funds(e)             0.80%          0.83%      0.87%            0.96%
=======================================================================================================================
Ratio of net investment income (loss) to average net assets       0.78%(c)       0.15%      0.18%           (0.25)%(d)
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate(f)                                           5%            24%        14%               2%
_______________________________________________________________________________________________________________________
=======================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $126,183,787.


(d) Annualized.


(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.


(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                        --------------------------------
                           AIM GROWTH ALLOCATION FUND
                        --------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                      CLASS C
                                                              --------------------------------------------------------
                                                                         YEAR ENDED                  APRIL 30, 2004
                                                                        DECEMBER 31,               (COMMENCEMENT DATE)
                                                              ---------------------------------      TO DECEMBER 31,
                                                                2007          2006       2005             2004
Net asset value, beginning of period                          $  13.63       $ 12.15    $ 11.23          $ 10.00
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.11(a)       0.02       0.02(a)         (0.02)(a)
----------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.83          1.90       1.04             1.28
======================================================================================================================
    Total from investment operations                              0.94          1.92       1.06             1.26
======================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.09)        (0.02)     (0.02)           (0.03)
----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.38)        (0.42)     (0.12)           (0.00)
======================================================================================================================
    Total distributions                                          (0.47)        (0.44)     (0.14)           (0.03)
======================================================================================================================
Net asset value, end of period                                $  14.10       $ 13.63    $ 12.15          $ 11.23
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                   6.97%        15.78%      9.40%           12.61%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $102,941       $75,611    $39,271          $11,543
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.22%(c)      1.22%      1.17%            1.17%(d)
----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.31%(c)      1.38%      1.46%            1.96%(d)
======================================================================================================================
Estimated acquired fund fees from underlying funds(e)             0.80%         0.83%      0.87%            0.96%
======================================================================================================================
Ratio of net investment income (loss) to average net assets       0.78%(c)      0.15%      0.18%           (0.25)%(d)
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate(f)                                           5%           24%        14%               2%
______________________________________________________________________________________________________________________
======================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $93,200,493.


(d) Annualized.


(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.


(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                        --------------------------------
                           AIM GROWTH ALLOCATION FUND
                        --------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------





                                                                                     CLASS R
                                                              -----------------------------------------------------
                                                                        YEAR ENDED                APRIL 30, 2004
                                                                       DECEMBER 31,             (COMMENCEMENT DATE)
                                                              ------------------------------      TO DECEMBER 31,
                                                               2007          2006      2005            2004
Net asset value, beginning of period                          $ 13.70       $12.20    $11.25          $10.00
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.19(a)      0.07      0.08(a)         0.02(a)
-------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         0.83         1.92      1.05            1.28
===================================================================================================================
    Total from investment operations                             1.02         1.99      1.13            1.30
===================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.16)       (0.07)    (0.06)          (0.05)
-------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.38)       (0.42)    (0.12)          (0.00)
===================================================================================================================
    Total distributions                                         (0.54)       (0.49)    (0.18)          (0.05)
===================================================================================================================
Net asset value, end of period                                $ 14.18       $13.70    $12.20          $11.25
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(b)                                                  7.52%       16.34%    10.01%          12.98%
___________________________________________________________________________________________________________________
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $12,231       $9,617    $6,285          $1,342
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 0.72%(c)     0.72%     0.67%           0.67%(d)
-------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              0.81%(c)     0.88%     0.96%           1.46%(d)
===================================================================================================================
Estimated acquired fund fees from underlying funds(e)            0.80%        0.83%     0.87%           0.96%
===================================================================================================================
Ratio of net investment income to average net assets             1.28%(c)     0.65%     0.68%           0.25%(d)
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate(f)                                          5%          24%       14%              2%
___________________________________________________________________________________________________________________
===================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $11,146,957.


(d) Annualized.


(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.


(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                                  THE AIM FUNDS

General Information

In addition to the fund, Invesco Aim serves as investment advisor to many other mutual funds that are offered to retail investors. The following information is about all the AIM funds that offer retail share classes.

CHOOSING A SHARE CLASS

Each of the funds offer multiple classes of shares. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular class, (ii) the initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to the class, (iii) the 12b-1 fee, if any, paid by the class, and (iv) any services you may receive from a financial intermediary. Please contact your financial advisor to assist you in making your decision. Please refer to the prospectus fee table for more information on the fees and expenses of a particular fund's share classes. In addition to the share classes shown in the chart below, AIM Money Market Fund offers AIM Cash Reserve Shares and AIM Summit Fund offers Class P shares.

                          AIM FUND RETAIL SHARE CLASSES

        CLASS A               CLASS A3                CLASS B               CLASS C               CLASS R           INVESTOR CLASS
---------------------  ---------------------  ---------------------  --------------------- --------------------- -------------------
-    Initial sales     -    No initial sales  -    No initial sales  -    No initial sales -    No initial sales -   No initial
     charge which may       charge                 charge                 charge                charge               sales charge
     be waived or
     reduced

-    Contingent        -    No contingent     -    Contingent        -    Contingent       -    Contingent       -    No contingent
     deferred sales         deferred sales         deferred sales         deferred sales        deferred sales        deferred sales
     charge on certain      charge                 charge on              charge on             charge on             charge
     redemptions                                   redemptions            redemptions           certain
                                                   within six             within one            redemptions
                                                   years                  year(3)

-    12b-1 fee of      -    12b-1 fee of      -    12b-1 fee of      -    12b-1 fee of     -    12b-1 fee of     -    12b-1 fee of
     0.25%(1)               0.25%                  1.00%                  1.00%(4)              0.50%                 0.25%(1)

                       -    Does not convert  -    Converts to Class -    Does not convert -    Does not convert -    Does not
                            to Class A shares      A shares on or         to Class A            to Class A            convert to
                                                   about the end of       shares                shares                Class A shares
                                                   the month which
                                                   is at least eight
                                                   years after the
                                                   date on which
                                                   shares were
                                                   purchased along
                                                   with a pro rata
                                                   portion of
                                                   reinvested
                                                   dividends and
                                                   distributions(2)

-    Generally more    -    Available only    -    Purchase orders   -    Generally more   -    Generally,       -    Generally
     appropriate for        through a limited      limited to amount      appropriate for       available only        closed to new
     long-term              number of funds        less than              short-term            to employee           investors
     investors                                     $100,000               investors             benefit plans

                                                                     -    Purchase orders
                                                                          limited to
                                                                          amounts less
                                                                          than $1,000,000

----------
(1) Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

(2)  Class B shares of AIM Money Market Fund convert to AIM Cash Reserve Shares.

(3) CDSC does not apply to redemption of Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund unless you received Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund through an exchange from Class C shares from another AIM Fund that is still subject to a CDSC.

(4)  Class C shares of AIM Floating Rate Fund have a 12b-1 fee of 0.75%.

SHARE CLASS ELIGIBILITY

CLASS A, A3, B, C AND AIM CASH RESERVE SHARES

Class A, A3, B, C and AIM Cash Reserve Shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and employee benefit plans. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial advisor and any other intermediaries who will be involved in the servicing of your account when choosing a share class.

     Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code (the Code). These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. However, plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

CLASS P SHARES

In addition to the other share classes discussed herein, the AIM Summit Fund offers Class P shares, which were historically sold only through the AIM Summit Investors Plans I and II (each a Plan and, collectively, the Summit Plans). Class P shares are sold with no initial sales charge and have a 12b-1 fee of 0.10%. However, Class P shares are not sold to members of the general public. Only shareholders who had accounts in the Summit Plans at the close of business on December 8, 2006 may purchase Class P shares and only until the total of their combined investments in the Summit Plans and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. For a Plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30 year extended investment option.

MCF-5/08

                                  THE AIM FUNDS

CLASS R SHARES

Class R shares are generally available only to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Code; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.

INVESTOR CLASS SHARES

Some of the funds offer Investor Class shares. Investor Class shares are sold with no initial sales charge and have a maximum 12b-1 fee of 0.25%. Investor Class shares are not sold to members of the general public. Only the following persons may purchase Investor Class shares:

- Investors who established accounts prior to April 1, 2002, in Investor Class shares who have continuously maintained an account in Investor Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons). These investors are referred to as "grandfathered investors."

- Customers of certain financial intermediaries which have had relationships with the funds' distributor or any funds that offered Investor Class shares prior to April 1, 2002, who have continuously maintained such relationships. These intermediaries are referred to as "grandfathered intermediaries."

- Employee benefit plans; provided, however, that retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Code in order to purchase Investor Class shares, unless the plan is considered a grandfathered investor or the account is opened through a grandfathered intermediary. Investor Class shares are generally not available for IRAs, unless the IRA depositor is considered a grandfathered investor or the account is opened through a grandfathered intermediary.

- Any trustee, director, officer or employee of any fund or of Invesco Ltd. or any of its subsidiaries or affiliates, or any employee benefit plan maintained by any of them (this includes any immediate family members of such persons).

DISTRIBUTION AND SERVICE (12B-1) FEES

Except as noted below, each fund has adopted a distribution plan pursuant to SEC Rule 12b-1. A 12b-1 plan allows a fund to pay distribution fees to Invesco Aim Distributors, Inc. (Invesco Aim Distributors) to compensate or reimburse, as applicable, Invesco Aim Distributors for its efforts in connection with the sale and distribution of the fund's shares and for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     The following funds and share classes do not have 12b-1 plans:

-    AIM Tax-Free Intermediate Fund, Class A shares.

-    AIM Money Market Fund, Investor Class shares.

-    AIM Tax-Exempt Cash Fund, Investor Class shares.

-    Premier Portfolio, Investor Class shares.

-    Premier U.S. Government Money Portfolio, Investor Class shares.

-    Premier Tax-Exempt Portfolio, Investor Class shares.

INITIAL SALES CHARGES (CLASS A SHARES ONLY)

The funds are grouped into four categories for determining initial sales charges. The "Other Information" section of each fund's prospectus will tell you the sales charge category in which the fund is classified. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

CATEGORY I INITIAL SALES CHARGES

                                    INVESTOR'S SALES CHARGE
                                    -----------------------
                                     AS A % OF
AMOUNT INVESTED                       OFFERING    AS A % OF
IN A SINGLE TRANSACTION                PRICE     INVESTMENT
-----------------------              ---------   ----------
Less than              $   25,000      5.50%        5.82%
$ 25,000 but less than $   50,000      5.25         5.54
$ 50,000 but less than $  100,000      4.75         4.99
$100,000 but less than $  250,000      3.75         3.90
$250,000 but less than $  500,000      3.00         3.09
$500,000 but less than $1,000,000      2.00         2.04

CATEGORY II INITIAL SALES CHARGES

                                    INVESTOR'S SALES CHARGE
                                    -----------------------
                                     AS A % OF
AMOUNT INVESTED                       OFFERING    AS A % OF
IN A SINGLE TRANSACTION                PRICE     INVESTMENT
-----------------------              ---------   ----------
Less than              $   50,000      4.75%        4.99%
$ 50,000 but less than $  100,000      4.00         4.17
$100,000 but less than $  250,000      3.75         3.90
$250,000 but less than $  500,000      2.50         2.56
$500,000 but less than $1,000,000      2.00         2.04

                                  THE AIM FUNDS

CATEGORY III INITIAL SALES CHARGES

                                    INVESTOR'S SALES CHARGE
                                    -----------------------
                                     AS A % OF
AMOUNT INVESTED                       OFFERING    AS A % OF
IN A SINGLE TRANSACTION                PRICE     INVESTMENT
-----------------------              ---------   ----------
Less than              $  100,000      1.00%        1.01%
$100,000 but less than $  250,000      0.75         0.76
$250,000 but less than $1,000,000      0.50         0.50

CATEGORY IV INITIAL SALES CHARGES

                                    INVESTOR'S SALES CHARGE
                                    -----------------------
                                     AS A % OF
AMOUNT INVESTED                       OFFERING    AS A % OF
IN A SINGLE TRANSACTION                PRICE     INVESTMENT
-----------------------              ---------   ----------
Less than              $  100,000      2.50%        2.56%
$100,000 but less than $  250,000      2.00         2.04
$250,000 but less than $  500,000      1.50         1.52
$500,000 but less than $1,000,000      1.25         1.27

CLASS A SHARES SOLD WITHOUT AN INITIAL SALES CHARGE

Certain categories of investors are permitted to purchase and certain intermediaries are permitted to sell Class A shares of the funds without an initial sales charge because their transactions involve little or no expense. The investors who are entitled to purchase Class A shares without paying an initial sales charge include the following:

- Any current or retired trustee, director, officer or employee of any fund or of Invesco Ltd. or any of its subsidiaries or affiliates, or any foundation, trust or employee benefit plan maintained by any of them (this includes any immediate family members of such persons).

- Any registered representative or employee of any intermediary who has an agreement with Invesco Aim Distributors to sell shares of the funds (this includes any immediate family members of such persons).

- Any investor who purchases their shares through an approved fee-based program (this may include any type of account for which there is some alternative arrangement made between the investor and the intermediary to provide for compensation of the intermediary for services rendered in connection with the sale of the shares and maintenance of the customer relationship).

- Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which Invesco Aim Distributors acts as the prototype sponsor to another retirement plan or individual retirement account for which Invesco Aim Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a fund held through the plan or account.

- Employee benefit plans; provided, however, that they meet at least one of the following requirements:

     a.   the plan has assets of at least $1 million;

     b.   there are at least 100 employees eligible to participate in the plan;
          or

     c. all plan transactions are executed through a single omnibus account per fund; further provided that retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares without paying an initial sales charge based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.

- Any investor who maintains an account in Investor Class shares of a fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons).

-    Qualified Tuition Programs created and maintained in accordance with
     Section 529 of the Code.

-    Insurance company separate accounts.

     No investor will pay an initial sales charge in the following circumstances:

- When buying Class A shares of AIM Tax-Exempt Cash Fund and Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

-    When reinvesting dividends and distributions.

- When exchanging shares of one fund, that were previously assessed a sales charge, for shares of another fund.

- As a result of a fund's merger, consolidation, or acquisition of the assets of another fund.

     Additional information regarding eligibility to purchase shares at reduced or without sales charges is available on the Internet at www.invescoaim.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Please consult the fund's Statement of Additional Information for details.

     Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

                                  THE AIM FUNDS

RIGHTS OF ACCUMULATION

You may combine your new purchases of Class A shares of a fund with other fund shares currently owned (Class A, B, C, P or R) and investments in the AIM College Savings Plan(R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name with the same taxpayer identification number for the purpose of qualifying you for lower initial sales charge rates. There may be other accounts that are eligible to be linked, as described in the fund's Statement of Additional Information. However, if the accounts are not registered in the same name with the same taxpayer identification number, you will have to contact the transfer agent to request that those accounts be linked. The transfer agent will not be responsible for identifying all accounts that may be eligible to be linked.

LETTERS OF INTENT

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of one or more funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will be assessed the higher initial sales charge that would normally be applicable to the amount actually invested.

REINSTATEMENT FOLLOWING REDEMPTION

If you redeem shares of a fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B and P redemptions may be reinvested only into Class A shares with no initial sales charge. This reinstatement privilege does not apply to:

- A purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or

- A purchase paid for with proceeds from the redemption of shares that were held indirectly through an employee benefit plan.

     In order to take advantage of this reinstatement privilege, you must inform your financial advisor or the transfer agent that you wish to do so at the time of your investment.

CONTINGENT DEFERRED SALES CHARGES (CDSCS)

CDSCS ON CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND

You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I, II and IV funds without paying an initial sales charge. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

     If you currently own Class A shares of a Category I, II or IV fund, and make additional purchases without paying an initial sales charge that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

     If Invesco Aim Distributors pays a concession to the dealer of record in connection with a Large Purchase of Class A shares by an employee benefit plan, the Class A shares may be subject to a 1% CDSC if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

     If you acquire AIM Cash Reserve Shares of AIM Money Market Fund, Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund through an exchange involving Class A shares that were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.

CDSCS ON CLASS B SHARES AND ON CLASS C SHARES OF FUNDS OTHER THAN
AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class B and Class C shares are sold without an initial sales charge. However, they are subject to a CDSC. If you redeem your shares during the CDSC period, you will be assessed a CDSC as follows, unless you qualify for one of the CDSC exceptions outlined below:

YEAR SINCE PURCHASE MADE:   CLASS B   CLASS C
-------------------------   -------   -------
First                          5%        1%
Second                         4        None
Third                          3        None
Fourth                         3        None
Fifth                          2        None
Sixth                          1        None
Seventh and following         None      None

CDSCS ON CLASS C SHARES -- EMPLOYEE BENEFIT PLAN

Invesco Aim Distributors pays a concession to the dealer of record in connection with a purchase of Class C shares by an employee benefit plan; the Class C shares are subject to a 1.00% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

CDSCS ON CLASS C SHARES OF AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class C shares of AIM LIBOR Alpha Fund and AIM Short Term Bond Fund are not normally subject to a CDSC. However, if you acquired shares of those funds through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC. Conversely, if you acquire Class C shares of any other fund as a result of an exchange involving Class C shares of

                                  THE AIM FUNDS

AIM LIBOR Alpha Fund or AIM Short Term Bond Fund that were not subject to a CDSC, then the shares acquired as a result of the exchange will not be subject to a CDSC.

CDSCS ON CLASS R SHARES

Class R shares are not normally subject to a CDSC. However, if Invesco Aim Distributors pays a concession to the dealer of record in connection with a purchase of Class R shares by an employee benefit plan, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first and, then, shares in the order of their purchase.

CDSC EXCEPTIONS

Investors who own shares that are otherwise subject to a CDSC will not pay a CDSC in the following circumstances:

- If you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period.

-    If you redeem shares to pay account fees.

- If you are the executor, administrator or beneficiary of an estate or are otherwise entitled to assets remaining in an account following the death or post-purchase disability of a shareholder or beneficial owner and you choose to redeem those shares.

     There are other circumstances under which you may be able to redeem shares without paying CDSCs. Additional information regarding CDSC exceptions is available on the Internet at www.invescoaim.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

     Shares acquired through the reinvestment of dividends and distributions are not subject to CDSCs. The following share classes are sold with no CDSC:

-    Class A shares of any Category III Fund.

-    Class A shares of AIM Tax-Exempt Cash Fund.

- Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

-    AIM Cash Reserve Shares of AIM Money Market Fund.

-    Investor Class shares of any fund.

-    Class P shares of AIM Summit Fund.

REDEMPTION FEES

Certain funds impose a 2% redemption fee (on redemption proceeds) if you redeem or exchange shares within 31 days of purchase. Please refer to the applicable fund's prospectus to determine whether that fund imposes a redemption fee. As of the date of this prospectus, the following funds impose redemption fees:

AIM Asia Pacific Growth Fund
AIM China Fund
AIM Developing Markets Fund
AIM European Growth Fund
AIM European Small Company Fund
AIM Floating Rate Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Health Care Fund
AIM Global Real Estate Fund
AIM Global Small & Mid Cap Growth Fund
AIM Global Value Fund
AIM Gold & Precious Metals Fund
AIM High Yield Fund
AIM International Allocation Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund
AIM International Total Return Fund
AIM Japan Fund
AIM Trimark Fund

     The redemption fee will be retained by the fund from which you are redeeming or exchanging shares, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed on a first-in, first-out basis, which means that you will redeem shares in the order of their purchase.

                                  THE AIM FUNDS

     Redemption fees generally will not be charged in the following circumstances:

- Redemptions and exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to assess the redemption fees.

- Redemptions and exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, variable insurance contracts or separately managed qualified default investment alternative vehicles maintained pursuant to Section 404(c)(5) of the Employee Retirement Income Security Act of 1974, as amended (ERISA), which use the funds as underlying investments.

- Redemptions and exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans.

- Redemptions requested within 31 days following the death or post-purchase disability of an account owner.

-    Redemptions or exchanges initiated by a fund.

     The following shares are not subject to redemption fees, irrespective of whether they are redeemed in accordance with any of the exceptions set forth above:

-    Shares acquired through the reinvestment of dividends and distributions.

-    Shares acquired through systematic purchase plans.

- Shares acquired in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan to the trustee or custodian of another employee benefit plan.

     Shares held by employee benefit plans will only be subject to redemption fees if the shares were acquired by exchange and are redeemed by exchange within 31 days of purchase.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

     Your financial advisor or other intermediary may charge service fees for handling redemption transactions. Your shares also may be subject to a CDSC in addition to the redemption fee.

PURCHASING SHARES

If you hold your shares through a financial advisor or other intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution's policies.

MINIMUM INVESTMENTS

There are no minimum investments for Class P or R shares for fund accounts. The minimum investments for Class A, A3, B, C, and Investor Class shares for fund accounts are as follows:

                                                             INITIAL     ADDITIONAL
                                                           INVESTMENT   INVESTMENTS
TYPE OF ACCOUNT                                             PER FUND      PER FUND
---------------                                            ----------   -----------
Wrap-fee accounts managed by your financial advisor           None          None
Employee benefit plans, SEP, SARSEP and SIMPLE IRA plans      None          None
Any type of account if the investor is purchasing shares
   through a systematic purchase plan                        $   50         $50
IRAs, Roth IRAs and Coverdell ESAs                              250          25
All other accounts                                            1,000          50
Invesco Aim Distributors has the discretion to accept
   orders for lesser amounts.

                                  THE AIM FUNDS

HOW TO PURCHASE SHARES

                        OPENING AN ACCOUNT                                       ADDING TO AN ACCOUNT
                        ------------------                                       --------------------
Through a Financial     Contact your financial advisor.                          Contact your financial advisor.
Advisor

By Mail                 Mail completed account application and check to          Mail your check and the remittance slip
                        the transfer agent, Invesco Aim Investment               from your confirmation statement to the
                        Services, Inc., P.O. Box 4739,                           transfer agent.
                        Houston, TX 77210-4739.

By Wire                 Mail completed account application to the transfer       Call the transfer agent to receive a
                        agent. Call the transfer agent at (800) 959-4246 to      reference number. Then, use the wire
                        receive a reference number. Then, use the wire           instructions provided below.
                        instructions provided below.

Wire Instructions       Beneficiary Bank ABA/Routing #: 021000021
                        Beneficiary Account Number: 00100366807
                        Beneficiary Account Name: Invesco Aim Investment
                        Services, Inc.
                        RFB: Fund Name, Reference #
                        OBI: Your Name, Account #

By Telephone            Open your account using one of the methods               Select the Bank Account Information
                                                                                 option on described above. your completed
                                                                                 account application or complete a
                                                                                 Systematic Options and Bank Information
                                                                                 Form. Mail the application or form to the
                                                                                 transfer agent. Once the transfer agent
                                                                                 has received the form, call the transfer
                                                                                 agent at the number below to place your
                                                                                 purchase order.

Automated Investor      Open your account using one of the methods described     Call the Invesco Aim 24-hour Automated
Line                    above.                                                   Investor Line at 1-800-246-5463. You may
                                                                                 place your order after you have provided
                                                                                 the bank instructions that will be
                                                                                 requested.

By Internet             Open your account using one of the methods described     Access your account at
                        above.                                                   www.invescoaim.com. The proper bank
                                                                                 instructions must have been provided on
                                                                                 your account. You may not purchase shares
                                                                                 in retirement accounts on the internet.

     Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the fund verify and record your identifying information.

SYSTEMATIC PURCHASE PLAN

You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50 per fund. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal. Certain financial advisors and other intermediaries may also offer systematic purchase plans.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic periodic exchanges, if permitted, from one fund to another fund or multiple other funds. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another fund is $50. Certain financial advisors and other intermediaries may also offer dollar cost averaging programs. If you participate in one of these programs and it is the same or similar to Invesco Aim's Dollar Cost Averaging program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

AUTOMATIC DIVIDEND AND DISTRIBUTION INVESTMENT

Your dividends and distributions may be paid in cash or reinvested in the same fund or another fund without paying an initial sales charge. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. If you elect to receive your distributions by check, and the distribution amount is $10 or less, then the amount will be automatically reinvested in the same fund and no check will be issued. If you have elected to receive distributions by check, and the postal service is unable to deliver checks to your address of record, then your distribution election may be converted to having all subsequent distributions reinvested in the same fund and no checks will be issued. You should contact the transfer agent to change your distribution option, and your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

     You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

- Your account balance in the fund paying the dividend or distribution must be at least $5,000; and

- Your account balance in the fund receiving the dividend or distribution must be at least $500.

                                  THE AIM FUNDS

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will not occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice to participating investors. Certain financial advisors and other intermediaries may also offer portfolio rebalancing programs. If you participate in one of these programs and it is the same as or similar to Invesco Aim's program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

RETIREMENT PLANS SPONSORED BY INVESCO AIM DISTRIBUTORS

Invesco Aim Distributors acts as the prototype sponsor for certain types of retirement plan documents. These plan documents are generally available to anyone wishing to invest plan assets in the funds. These documents are provided subject to terms, conditions and fees that vary by plan type. Contact your financial advisor or other intermediary for details.

REDEEMING SHARES

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call during the hours of the customary trading session of the New York Stock Exchange
(NYSE) in order to effect the redemption at that day's net asset value. For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call before the last net asset value determination in order to effect the redemption that day.

HOW TO REDEEM SHARES

Through a Financial       Contact your financial advisor or intermediary
Advisor or Other          (including your retirement plan administrator).
Intermediary

By Mail Send a written request to the transfer agent which includes:

                          -    Original signatures of all registered
                               owners/trustees;

                          - The dollar value or number of shares that you wish to redeem;

                          -    The name of the fund(s) and your account number;
                               and

                          -    Signature guarantees, if necessary (see below).

                          The transfer agent may require that you provide additional documentation, or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA or other type of retirement account, you must complete the appropriate distribution form.

By Telephone              Call the transfer agent at 1-800-959-4246. You will be
                          allowed to redeem by telephone if:

                          - Your redemption proceeds are to be mailed to your address on record (and there has been no change in your address of record within the last 30 days) or transferred electronically to a pre-authorized checking account;

                          -    You do not hold physical share certificates;

                          -    You can provide proper identification
                               information;

                          - Your redemption proceeds do not exceed $250,000 per fund; and

                          - You have not previously declined the telephone redemption privilege.

                          You may, in limited circumstances, initiate a redemption from an Invesco Aim IRA account by telephone. Redemptions from other types of retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form.

Automated Investor Line   Call the Invesco Aim 24-hour Automated Investor Line
                          at 1-800-246-5463. You may place your redemption order
                          after you have provided the bank instructions that
                          will be requested.

By Internet               Place your redemption request at www.invescoaim.com.
                          You will be allowed to redeem by Internet if:

                          -    You do not hold physical share certificates;

                          -    You can provide proper identification
                               information;

                          - Your redemption proceeds do not exceed $250,000 per fund; and

                          -    You have already provided proper bank
                               information.

                          Redemptions from most retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form.

                                  THE AIM FUNDS

TIMING AND METHOD OF PAYMENT

We normally will send out payments within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent). If you redeem shares recently purchased by check or ACH, you may be required to wait up to ten business days before we send your redemption proceeds. This delay is necessary to ensure that the purchase has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted on the NYSE. Redemption checks are mailed to your address of record, via first class U.S. mail, unless you make other arrangements with the transfer agent.

     We use reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

EXPEDITED REDEMPTIONS (AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)

If you place your redemption order by telephone, before 11:30 a.m. Eastern Time and request an expedited redemption, we will transmit payment of redemption proceeds on that same day via federal wire to a bank of record on your account. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we will transmit payment on the next business day.

SYSTEMATIC WITHDRAWALS

You may arrange for regular periodic withdrawals from your account in amounts equal to or greater than $50 per fund. We will redeem the appropriate number of shares from your account to provide redemption proceeds in the amount requested. You must have a total account balance of at least $5,000 in order to establish a Systematic Redemption Plan, unless you are establishing a Required Minimum Distribution for a retirement plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

CHECK WRITING

The transfer agent provides check writing privileges for accounts in the following funds and share classes:

-    AIM Money Market Fund, AIM Cash Reserve Shares and Investor Class shares

-    AIM Tax-Exempt Cash Fund, Class A shares and Investor Class shares

-    Premier Portfolio, Investor Class shares

-    Premier Tax-Exempt Portfolio, Investor Class shares

-    Premier U.S. Government Money Portfolio, Investor Class shares

     You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts. Checks are not eligible to be converted to ACH by the payee. You may not give authorization to a payee by phone to debit your account by ACH for a debt owed to the payee.

SIGNATURE GUARANTEES

We require a signature guarantee in the following circumstances:

-    When your redemption proceeds will equal or exceed $250,000 per fund.

- When you request that redemption proceeds be paid to someone other than the registered owner of the account.

- When you request that redemption proceeds be sent somewhere other than the address of record or bank of record on the account.

- When you request that redemption proceeds be sent to a new address or an address that changed in the last 30 days.

     The transfer agent will accept a guarantee of your signature by a number of different types of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS INITIATED BY THE FUNDS

If your account (Class A, A3, B, C, P and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a Systematic Purchase Plan.

     If the fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which

                                  THE AIM FUNDS

is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Accordingly, the procedures and processes applicable to redemptions of fund shares, as discussed under the heading "Redeeming Shares" above, will apply. Before requesting an exchange, review the prospectus of the fund you wish to acquire.

     All exchanges are subject to the limitations set forth in the prospectuses of the funds. If you wish to exchange shares of one fund for those of another fund, you must consult the prospectus of the fund whose shares you wish to acquire to determine whether the fund is offering shares to new investors and whether you are eligible to acquire shares of that fund.

PERMITTED EXCHANGES

Except as otherwise provided below under "Exchanges Not Permitted", you generally may exchange your shares for shares of the same class of another fund. The following below shows permitted exchanges:

EXCHANGE FROM             EXCHANGE TO
-------------             -----------
AIM Cash Reserve Shares   Class A, A3, B, C, R, Investor Class
Class A                   Class A, A3, Investor Class, AIM Cash Reserve Shares
Class A3                  Class A, A3, Investor Class, AIM Cash Reserve Shares
Investor Class            Class A, A3, Investor Class
Class P                   Class A, A3, AIM Cash Reserve Shares
Class B                   Class B
Class C                   Class C
Class R                   Class R

EXCHANGES NOT PERMITTED

The following exchanges are not permitted:

- Investor Class shares cannot be exchanged for Class A shares of any fund which offers Investor Class shares.

- Exchanges into Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund (also known as the Category III funds) are not permitted.

- Class A Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund cannot be exchanged for Class A3 Shares of those funds.

- AIM Cash Reserve Shares cannot be exchanged for Class B, C or R shares if the shares being exchanged were acquired by exchange from Class A shares of any fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

     Under unusual market conditions, a fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time.

LIMIT ON THE NUMBER OF EXCHANGES

You will generally be limited to four exchanges out of a fund per calendar year (other than the money market funds); provided, however, that the following transactions will not count toward the exchange limitation:

- Exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to apply the exchange limitation.

- Exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments.

- Generally, exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs.

- Exchanges initiated by a fund or by the trustee, administrator or other fiduciary of an employee benefit plan (not in response to distribution or exchange instructions received from a plan participant).

     Each fund reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if the fund, or its designated agent, believes that granting such exceptions would be consistent with the best interests of shareholders.

     There is no limit on the number of exchanges out of AIM Limited Maturity Treasury Fund, AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

     If you exchange shares of one fund for shares of multiple other funds as part of a single transaction, that transaction is counted as one exchange out of a fund.

INITIAL SALES CHARGES AND CDSCS APPLICABLE TO EXCHANGES

You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date

                                  THE AIM FUNDS

you made your initial purchase.

RIGHTS RESERVED BY THE FUNDS

Each fund and its agents reserve the right at any time to:

-    Reject or cancel all or any part of any purchase or exchange order.

- Modify any terms or conditions related to the purchase, redemption or exchange of shares of any fund.

- Reject or cancel any request to establish a Systematic Purchase Plan, Systematic Redemption Plan or Portfolio Rebalancing Program.

- Suspend, change or withdraw all or any part of the offering made by this prospectus.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Boards of Trustees of the funds (collectively, the Board). The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

     Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Invesco Aim determines that the closing price of the security is unreliable, Invesco Aim will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

     Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

     Invesco Aim may use indications of fair value from pricing services approved by the Board. In other circumstances, the Invesco Aim Valuation Committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, Invesco Aim routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

     Specific types of securities are valued as follows:

     Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

     Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, Invesco Aim will value the security at fair value in good faith using procedures approved by the Board.

     Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that Invesco Aim determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Invesco Aim also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco Aim believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco Aim will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

     Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

     Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined

                                  THE AIM FUNDS

without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the Invesco Aim valuation committee will fair value the security using procedures approved by the Board.

     Short-term Securities. The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

     Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

     Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

     Open-end Funds. To the extent a fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

     Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Federal Reserve Bank of New York and the Bank of New York, the fund's custodian, are not open for business or the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if SIFMA recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

     From time to time and in circumstances deemed appropriate by Invesco Aim in its sole discretion, each of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio may remain open for business, during customary business day hours, on a day that the NYSE is closed for business. In such event, on such day you will be permitted to purchase or redeem shares of such funds and net asset values will be calculated for such funds.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

     For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

     For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

     The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year.

                                  THE AIM FUNDS

     Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. Exchanges of shares for shares of another fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax. A fund that is expected to have higher turnover than that of other funds is more likely to generate short-term gain or loss. If a fund does recognize short-term capital gain, it will distribute those gains as ordinary income dividends, which will be subject to tax at a shareholder's tax rate for ordinary income.

     Investors in tax-exempt funds should read the information under the heading "Other Information--Special Tax Information Regarding the Fund" in the applicable fund's prospectus.

     The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

PAYMENTS TO FINANCIAL ADVISORS

The financial advisor or intermediary through which you purchase your shares may receive all or a portion of the sales charges and distribution fees discussed above. In addition to those payments, Invesco Aim Distributors or one or more of its corporate affiliates (collectively, Invesco Aim Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash payments and other payments for certain marketing and support services. Invesco Aim Affiliates make these payments from their own resources, from Invesco Aim Distributors' retention of initial sales charges and from payments to Invesco Aim Distributors made by the funds under their 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with Invesco Aim Affiliates.

     Invesco Aim Affiliates make payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits Invesco Aim Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). Invesco Aim Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The payments Invesco Aim Affiliates make may be calculated based on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Payments may also be calculated based on the average daily net assets of the applicable funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. Invesco Aim Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

     Invesco Aim Affiliates are motivated to make these payments as they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, Invesco Aim Affiliates benefit from the incremental management and other fees paid to Invesco Aim Affiliates by the funds with respect to those assets.

     Invesco Aim Affiliates also may make payments to certain financial advisors for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by Invesco Aim Affiliates under this category of services are charged back to the funds, subject to certain limitations approved by the Board.

     You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from Invesco Aim Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY (MARKET TIMING) DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Board has adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

                                  THE AIM FUNDS

     The Invesco Aim Affiliates currently use the following tools designed to discourage excessive short-term trading in the retail funds:

-    Trade activity monitoring.

-    Trading guidelines.

-    Redemption fees on trades in certain funds.

- The use of fair value pricing consistent with procedures approved by the Board.

     Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     Money Market Funds. The Board of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that a money market fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the money market fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles; investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seek to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

     AIM Limited Maturity Treasury Fund. The Board of AIM Limited Maturity Treasury Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of such fund's shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions and determined that those risks were minimal. Nonetheless, to the extent that AIM Limited Maturity Treasury Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, AIM Limited Maturity Treasury Fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the fund for the following reasons:

- Many investors use AIM Limited Maturity Treasury Fund as a short-term investment alternative and should be able to purchase and redeem shares regularly and frequently.

- One of the advantages of AIM Limited Maturity Treasury Fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of AIM Limited Maturity Treasury Fund will be detrimental to the continuing operations of such fund.

TRADE ACTIVITY MONITORING

Invesco Aim Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Invesco Aim Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than

                                  THE AIM FUNDS

exchanges into a money market fund. Invesco Aim Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

     The ability of Invesco Aim Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

TRADING GUIDELINES

If you exceed four exchanges out of a fund per calendar year (other than the money market funds and AIM Limited Maturity Treasury Fund), or a fund or an Invesco Aim Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders.

     The ability of Invesco Aim Affiliates to monitor exchanges made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEES

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 31 days of purchase. The ability of a fund to assess a redemption fee on redemptions effectuated through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at http://www.invescoaim.com.

If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at Invesco Aim Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or

BY TELEPHONE:       (800) 959-4246
ON THE INTERNET:    You can send us a request by e-mail or download
                    prospectuses, SAIs, annual or semiannual reports via our
                    website: http://www.invescoaim.com

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM Growth Allocation Fund
   SEC 1940 Act file number: 811-02699
----------------------------------------

invescoaim.com     GAL-PRO-1
                                                 [INVESCO AIM LOGO APPEARS HERE]
                                                         --Service Mark--

                                                      AIM INCOME ALLOCATION FUND

                                                                     PROSPECTUS
                                                                    MAY 1, 2008

AIM Income Allocation Fund's investment objective is to achieve a high level of current income with growth of capital as a secondary objective.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, B, C and R shares of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                           --------------------------
                           AIM INCOME ALLOCATION FUND
                           --------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


RISK/RETURN SUMMARY                                  1
------------------------------------------------------
PERFORMANCE INFORMATION                              1
------------------------------------------------------
Annual Total Returns                                 1
Performance Table                                    2
FEE TABLE AND EXPENSE EXAMPLE                        3
------------------------------------------------------
Fee Table                                            3
Expense Example                                      4
HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                        4

------------------------------------------------------
INVESTMENT OBJECTIVES, STRATEGIES AND
  RISKS                                              5
------------------------------------------------------
Objectives and Strategies                            5
Risks                                                6
DISCLOSURE OF PORTFOLIO HOLDINGS                     9
------------------------------------------------------
FUND MANAGEMENT                                      9
------------------------------------------------------
The Advisors                                         9
Advisor Compensation                                10
Portfolio Manager                                   10
OTHER INFORMATION                                   11
------------------------------------------------------
Sales Charges                                       11
Dividends and Distributions                         11
FINANCIAL HIGHLIGHTS                                12
------------------------------------------------------
GENERAL INFORMATION                                A-1
------------------------------------------------------
Choosing a Share Class                             A-1
Share Class Eligibility                            A-1
Distribution and Service (12b-1) Fees              A-2
Initial Sales Charges (Class A Shares
  Only)                                            A-2
Contingent Deferred Sales Charges (CDSCs)          A-4
Redemption Fees                                    A-5
Purchasing Shares                                  A-6
Redeeming Shares                                   A-8
Exchanging Shares                                  A-9
Rights Reserved by the Funds                      A-11
Pricing of Shares                                 A-11
Taxes                                             A-12
Payments to Financial Advisors                    A-13
Excessive Short-Term Trading Activity
  (Market Timing) Disclosures                     A-13
OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------



The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc. and AIM Funds Management Inc.


    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                           --------------------------
                           AIM INCOME ALLOCATION FUND
                           --------------------------

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

The fund's investment objective is to achieve a high level of current income with growth of capital as a secondary objective.
    The fund is a "fund of funds," and invests its assets in other underlying mutual funds advised by Invesco Aim Advisors, Inc. (the advisor or Invesco Aim). The fund seeks to meet its objective by investing its assets in a selection of underlying funds which primarily invest in international or domestic equities, fixed income securities or real estate investment trusts (REITs). The fund's target allocation is to invest 65% of its total assets in underlying funds that invest primarily in fixed-income securities and 35% of its total assets in underlying funds that invest primarily in equity securities.
    The fund's investment performance depends on the investment performance of the underlying funds in which it invests. Therefore, the risks associated with an investment in a fund of funds, such as the fund, are also the risks associated with an investment in the underlying funds.
    Among the principal risks of investing in the fund and the underlying funds, which could adversely affect the fund's net asset value, yield and total return are:

Fund of Funds Risk

Market Risk

Interest Rate Risk

Credit Risk

U.S. Government Obligations Risk

High-Coupon U.S. Government Agency
  Mortgage-Backed Securities Risk

Mortgage- and Asset-Backed
  Securities Risk


Prepayment Risk



Liquidity Risk


High Yield Risk

Equity Securities Risk

Foreign Securities Risk

Developing Markets Securities Risk

Convertible Securities Risk

Derivatives Risk


Leverage Risk



Reverse Repurchase Agreement Risk



Short Sales Risk


Real Estate Risk

Active Trading Risk

Non-Diversification Risk

Currency/Exchange Rate Risk

Management Risk

Reinvestment Risk

Dollar Roll Transaction Risk


Sector Fund Risk



Limited Number of Holdings Risk


    Please see "Investment Objectives, Strategies and Risks" for a description of these risks.
    There is a risk that you could lose all or a portion of your investment in the fund and that the income that you receive from the fund may vary. The value of your investment in the fund will go up and down with the prices of the securities held by the underlying funds in which the fund invests.
    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total return shown would be lower.


12/31/06....................................................   11.48%
12/31/07....................................................    3.40%



    The Class A shares' year-to-date total return as of March 31, 2008 was -2.62%.


    During the period shown in the bar chart, the highest quarterly return was 4.15% (quarter ended December 31, 2006) and the lowest quarterly return was -0.93% (quarter December 31, 2007).

                           --------------------------
                           AIM INCOME ALLOCATION FUND
                           --------------------------

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payments of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.


AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------
(for the periods ended                  SINCE        INCEPTION
December 31, 2007)        1 YEAR        INCEPTION       DATE
----------------------------------------------------------------
Class A                                                10/31/05
  Return Before Taxes     (2.28)%       5.16%
  Return After Taxes
     on Distributions     (3.83)        3.56
  Return After Taxes
     on Distributions
     and Sale of Fund
     Shares               (1.12)        3.58
Class B                                                10/31/05
  Return Before Taxes     (2.27)        5.85
Class C                                                10/31/05
  Return Before Taxes      1.64         7.14
Class R                                                10/31/05
  Return Before Taxes      3.14         7.70
----------------------------------------------------------------
S&P 500--Registered
  Trademark-- Index(1)     5.49         11.58          10/31/05
Custom Income
  Allocation
  Index(1,2)               4.92         8.22           10/31/05
Lipper Mixed-Asset
  Target Allocation
  Conservative Funds
  Index(1,3)               5.66         7.76           10/31/05
----------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for Class B, C and R shares will vary.
(1) The Standard & Poor's 500 Index is a market capitalization-weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry. The fund has also included the Custom Income Allocation Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Mixed-Asset Target Allocation Conservative Funds Index (which may or may not include the fund) is included for comparison to a peer group.

(2) The Custom Income Allocation Index, created by Invesco Aim to serve as a benchmark for AIM Income Allocation Fund, is composed of the following indexes: Russell 3000, MSCI EAFE, FTSE NAREIT Equity REITs and Lehman Brothers U.S. Universal. The composition of the index may change from time to time based upon the target asset allocation of the fund. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the objective of the fund. The Russell 3000--Registered Trademark-- Index is an unmanaged index considered representative of the U.S. stock market. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell--Registered Trademark-- is a trademark of the Frank Russell Co. The MSCI EAFE--Registered Trademark-- Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The FTSE NAREIT Equity REITs Index is an unmanaged index considered representative of U.S. REITs. The Lehman Brothers U.S. Universal Index is composed of the following Lehman Brothers indexes: U.S. Aggregate Index, U.S. High-Yield Corporate, 144A, Eurodollar, Emerging Markets and the non-ERISA portion of CMBS.

(3) The Lipper Mixed-Asset Target Allocation Conservative Funds Index is an equally weighted representation of the largest funds in the Lipper Mixed-Asset Target Allocation Conservative Funds category. These funds, by portfolio practice, maintain a mix of between 20% to 40% equity securities, with the remainder invested in bonds, cash and cash equivalents.

                           --------------------------
                           AIM INCOME ALLOCATION FUND
                           --------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
-----------------------------------------------------------------------------------
(fees paid directly from your
investment)                           CLASS A     CLASS B     CLASS C     CLASS R
-----------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Purchases
(as a percentage of offering price)     5.50%       None        None        None

Maximum Deferred Sales Charge (Load)
(as a percentage of original
purchase price or redemption
proceeds, whichever is less)            None(1)     5.00%       1.00%       None(1)
-----------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES(2)
-----------------------------------------------------------------------------------
(expenses that are deducted from
fund assets)                          CLASS A     CLASS B     CLASS C     CLASS R
-----------------------------------------------------------------------------------
Management Fees(3)                      None        None        None        None

Distribution and/or Service (12b-1)
Fees                                    0.25%       1.00%       1.00%       0.50%

Other Expenses(4)                       0.45        0.45        0.45        0.45

Acquired Fund Fees and Expenses(5)      0.69        0.69        0.69        0.69

Total Annual Fund Operating Expenses    1.39        2.14        2.14        1.64

Fee Waiver(4)                           0.42        0.42        0.42        0.42

Net Annual Fund Operating Expenses      0.97        1.72        1.72        1.22
-----------------------------------------------------------------------------------


(1) A contingent deferred sales charge may apply in some cases. See "General Information--Contingent Deferred Sales Charges (CDSCs)".

(2) There is no guarantee that actual expenses will be the same as those shown in the table.


(3) The fund does not pay a management fee directly, however, the advisor receives a fee indirectly as a result of the funds' investments in underlying funds also advised by Invesco Aim. See Acquired Fund Fees and Expenses below.


(4) The fund's advisor has contractually agreed to reimburse expenses to the extent necessary to limit Other Expenses (excluding Rule 12b-1 fees and certain items discussed below) to 0.03% on Class A, Class B, Class C and Class R shares, through at least June 30, 2008. Therefore, the fund's operating expenses are limited to 0.28%, 1.03%, 1.03% and 0.53% for Class A, Class B, Class C and Class R shares, respectively. In determining the advisor's obligation to reimburse expenses, the following expenses are not taken into account, and could cause Other Expenses to exceed the limits: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund.


(5) Acquired Fund Fees and Expenses are not operating expenses of the fund directly but are fees and expenses, including management fees, of the investment companies in which the fund invests. As a result, the Net Annual Fund Operating Expenses will exceed the expense limits above. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. The impact of the Acquired Fund Fees and Expenses are included in the total returns of the fund.


    If a financial institution is managing your account, you may also be charged a transaction or other fee by such financial institution.
    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

                           --------------------------
                           AIM INCOME ALLOCATION FUND
                           --------------------------

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.
    The expense example assumes you:
  (i)  invest $10,000 in the fund for the time periods indicated;
  (ii) redeem all of your shares at the end of the periods indicated;
  (iii)earn a 5% return on your investment before operating expenses each year;
  (iv) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements and includes the estimated indirect expenses of the underlying funds); and
  (v) incur applicable initial sales charges (see "General Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge).
    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $644     $927     $1,231     $2,092
Class B                                      675      930      1,311      2,248(1)
Class C                                      275      630      1,111      2,439
Class R                                      124      476        852      1,908
--------------------------------------------------------------------------------


    You would pay the following expenses if you did not redeem your shares:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $644     $927     $1,231     $2,092
Class B                                      175      630      1,111      2,248(1)
Class C                                      175      630      1,111      2,439
Class R                                      124      476        852      1,908
--------------------------------------------------------------------------------


(1) Assumes conversion of Class B shares to Class A shares, which occurs on or about the end of the month which is at least 8 years after the date on which shares were purchased, lowering your annual fund operating expenses from that time on.

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between Invesco Aim Advisors, Inc. and certain of its affiliates and the New York Attorney General requires Invesco Aim Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:

  - You invest $10,000 in the fund and hold it for the entire 10 year period;



  - Your investment has a 5% return before expenses each year;



  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed and includes the estimated indirect expenses of the underlying funds;



  - Hypotheticals both with and without any applicable initial sales charge applied (see "General Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge); and



  - There is no sales charge on reinvested dividends.
    There is no assurance that the annual expense ratio will be the expense ratio for the fund classes for any of the years shown. To the extent that Invesco Aim Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

CLASS A (INCLUDES MAXIMUM
SALES CHARGE)                      YEAR 1            YEAR 2            YEAR 3            YEAR 4            YEAR 5
----------------------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)               0.97%             1.39%             1.39%             1.39%             1.39%
Cumulative Return Before
  Expenses                            5.00%            10.25%            15.76%            21.55%            27.63%
Cumulative Return After
  Expenses                           (1.69%)            1.86%             5.53%             9.34%            13.29%
End of Year Balance               $9,830.84        $10,185.73        $10,553.43        $10,934.41        $11,329.14
Estimated Annual Expenses         $  643.51        $   139.12        $   144.14        $   149.34        $   154.73
----------------------------------------------------------------------------------------------------------------------

CLASS A (INCLUDES MAXIMUM
SALES CHARGE)                    YEAR 6         YEAR 7            YEAR 8            YEAR 9         YEAR 10
Annual Expense Ratio(1)             1.39%          1.39%             1.39%             1.39%           1.39%
Cumulative Return Before
  Expenses                         34.01%         40.71%            47.75%            55.13%          62.89%
Cumulative Return After
  Expenses                         17.38%         21.62%            26.01%            30.56%          35.27%
End of Year Balance            $11,738.13     $12,161.87        $12,600.92        $13,055.81      $13,527.12
Estimated Annual Expenses      $   160.32     $   166.10        $   172.10        $   178.31      $   184.75
----------------------------------------------------------------------------------------------------------------------

                           --------------------------
                           AIM INCOME ALLOCATION FUND
                           --------------------------

CLASS A (WITHOUT MAXIMUM
SALES CHARGE)                     YEAR 1            YEAR 2            YEAR 3            YEAR 4            YEAR 5
---------------------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)              0.97%             1.39%             1.39%             1.39%             1.39%
Cumulative Return Before
  Expenses                           5.00%            10.25%            15.76%            21.55%            27.63%
Cumulative Return After
  Expenses                           4.03%             7.79%            11.68%            15.71%            19.89%
End of Year Balance             $10,403.00        $10,778.55        $11,167.65        $11,570.81        $11,988.51
Estimated Annual Expenses       $    98.95        $   147.21        $   152.53        $   158.03        $   163.74
---------------------------------------------------------------------------------------------------------------------

CLASS A (WITHOUT MAXIMUM
SALES CHARGE)                   YEAR 6         YEAR 7            YEAR 8            YEAR 9         YEAR 10
---------------------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.39%          1.39%             1.39%             1.39%           1.39%
Cumulative Return Before
  Expenses                        34.01%         40.71%            47.75%            55.13%          62.89%
Cumulative Return After
  Expenses                        24.21%         28.70%            33.34%            38.16%          43.14%
End of Year Balance           $12,421.30     $12,869.71        $13,334.30        $13,815.67      $14,314.42
Estimated Annual Expenses     $   169.65     $   175.77        $   182.12        $   188.69      $   195.50
---------------------------------------------------------------------------------------------------------------------


CLASS B(2)                        YEAR 1            YEAR 2            YEAR 3            YEAR 4            YEAR 5
---------------------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)              1.72%             2.14%             2.14%             2.14%             2.14%
Cumulative Return Before
  Expenses                           5.00%            10.25%            15.76%            21.55%            27.63%
Cumulative Return After
  Expenses                           3.28%             6.23%             9.27%            12.40%            15.61%
End of Year Balance             $10,328.00        $10,623.38        $10,927.21        $11,239.73        $11,561.18
Estimated Annual Expenses       $   174.82        $   224.18        $   230.59        $   237.19        $   243.97
---------------------------------------------------------------------------------------------------------------------

CLASS B(2)                      YEAR 6         YEAR 7            YEAR 8            YEAR 9         YEAR 10
---------------------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            2.14%          2.14%             2.14%             1.39%           1.39%
Cumulative Return Before
  Expenses                        34.01%         40.71%            47.75%            55.13%          62.89%
Cumulative Return After
  Expenses                        18.92%         22.32%            25.82%            30.36%          35.07%
End of Year Balance           $11,891.83     $12,231.94        $12,581.77        $13,035.98      $13,506.57
Estimated Annual Expenses     $   250.95     $   258.12        $   265.51        $   178.04      $   184.47
---------------------------------------------------------------------------------------------------------------------


CLASS C(2)                        YEAR 1            YEAR 2            YEAR 3            YEAR 4            YEAR 5
---------------------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)              1.72%             2.14%             2.14%             2.14%             2.14%
Cumulative Return Before
  Expenses                           5.00%            10.25%            15.76%            21.55%            27.63%
Cumulative Return After
  Expenses                           3.28%             6.23%             9.27%            12.40%            15.61%
End of Year Balance             $10,328.00        $10,623.38        $10,927.21        $11,239.73        $11,561.18
Estimated Annual Expenses       $   174.82        $   224.18        $   230.59        $   237.19        $   243.97
---------------------------------------------------------------------------------------------------------------------

CLASS C(2)                      YEAR 6         YEAR 7            YEAR 8            YEAR 9         YEAR 10
---------------------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            2.14%          2.14%             2.14%             2.14%           2.14%
Cumulative Return Before
  Expenses                        34.01%         40.71%            47.75%            55.13%          62.89%
Cumulative Return After
  Expenses                        18.92%         22.32%            25.82%            29.42%          33.12%
End of Year Balance           $11,891.83     $12,231.94        $12,581.77        $12,941.61      $13,311.74
Estimated Annual Expenses     $   250.95     $   258.12        $   265.51        $   273.10      $   280.91
---------------------------------------------------------------------------------------------------------------------


CLASS R                           YEAR 1            YEAR 2            YEAR 3            YEAR 4            YEAR 5
---------------------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)              1.22%             1.64%             1.64%             1.64%             1.64%
Cumulative Return Before
  Expenses                           5.00%            10.25%            15.76%            21.55%            27.63%
Cumulative Return After
  Expenses                           3.78%             7.27%            10.87%            14.60%            18.45%
End of Year Balance             $10,378.00        $10,726.70        $11,087.12        $11,459.65        $11,844.69
Estimated Annual Expenses       $   124.31        $   173.06        $   178.87        $   184.88        $   191.10
---------------------------------------------------------------------------------------------------------------------

CLASS R                         YEAR 6         YEAR 7            YEAR 8            YEAR 9         YEAR 10
---------------------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.64%          1.64%             1.64%             1.64%           1.64%
Cumulative Return Before
  Expenses                        34.01%         40.71%            47.75%            55.13%          62.89%
Cumulative Return After
  Expenses                        22.43%         26.54%            30.79%            35.19%          39.73%
End of Year Balance           $12,242.67     $12,654.02        $13,079.20        $13,518.66      $13,972.89
Estimated Annual Expenses     $   197.52     $   204.15        $   211.01        $   218.10      $   225.43
---------------------------------------------------------------------------------------------------------------------


(1) Your actual expenses may be higher or lower than those shown.

(2) The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through six for Class B and year one for Class C has not been deducted.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

OBJECTIVES AND STRATEGIES

The fund's investment objective is to achieve a high level of current income with growth of capital as a secondary objective. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.
    The fund seeks to meet its objective by investing its assets in a selection of underlying funds which primarily invest in international or domestic equities, fixed income securities or REITs. The fund's target allocation is to invest 65% of its total assets in underlying funds that invest primarily in fixed-income securities and 35% of its total assets in underlying funds that invest primarily in equity securities.
    The advisor uses a three-step process to create the fund's portfolio. The first step is a strategic asset allocation by the advisor among broad asset classes. The second step involves the actual selection by the advisor of underlying funds to represent the broad asset classes and the determination by the advisor of target weightings in these underlying funds. The third step is the ongoing monitoring of a fund's asset class allocations, underlying funds and target weightings.
    The advisor monitors the selection of underlying funds to ensure that they continue to conform to the fund's asset class allocations and rebalances the fund's investments in the underlying funds on an annual basis to keep them within their target weightings. However, the advisor has the ability to rebalance on a more frequent basis if it believes it is appropriate to do so. The advisor may change the fund's asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. A list of the underlying funds and their target weightings is located in the fund's Statement of Additional Information.
    The underlying funds may invest in synthetic and derivative instruments. Synthetic and derivative instruments are investments that have economic characteristics similar to an underlying fund's direct investments. Synthetic and derivative instruments that an underlying fund may invest in include warrants, futures contracts, options, exchange-traded funds and American depository receipts. Synthetic and derivative instruments may have the effect of leveraging an underlying fund's portfolio.

    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it

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                           --------------------------
                           AIM INCOME ALLOCATION FUND
                           --------------------------

could reduce the magnitude of a fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.

RISKS


The principal risks of investing in the fund and the underlying funds are:

    Fund of Funds Risk--The fund pursues its investment objective by investing its assets in other underlying funds rather than investing directly in stocks, bonds, cash or other investments. The fund's investment performance depends on the investment performance of the underlying funds in which it invests. Therefore, the risks associated with an investment in a fund of funds, like the fund, are also the risks associated with an investment in the underlying funds.
    There is a risk that the advisor's evaluations and assumptions regarding the fund's broad asset classes or the underlying funds in which the fund invests may be incorrect based on actual market conditions. There is a risk that the fund will vary from the target weightings in the underlying funds due to factors such as market fluctuations. There can be no assurance that the underlying funds will achieve their investment objectives, and the performance of the underlying funds may be lower than the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the fund. If that were to occur, the fund might be forced to withdraw its investment from the underlying fund at a time that is unfavorable to the fund.
    Based on the structure of the fund, the fund is limited to investing in underlying funds that are part of The AIM Family of Funds(R). Moreover, the advisor has the ability to select and substitute the underlying funds in which the fund invests, and may be subject to potential conflicts of interest in selecting underlying funds because it may receive higher fees from certain underlying funds than others. However, as a fiduciary to the fund, the advisor is required to act in the fund's best interest when selecting underlying funds.
    Because the fund is a fund of funds, the fund is subject to the risks associated with the underlying funds in which it invests. The risks of an investment in the underlying funds are set forth below:
    Market Risk--The prices of and the income generated by securities held by the underlying funds may decline in response to certain events, including those directly involving the companies whose securities are owned by the underlying funds; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.
    Interest Rate Risk--Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular bond, the greater is its price sensitivity to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.
    Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its price, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality can result in bankruptcy for the issuer and permanent loss of investment.
    U.S. Government Obligations Risk--The underlying funds may invest in obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer's obligations, such as those of the former Student Loan Marketing Association; or
(iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the underlying fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.
    High-Coupon U.S. Government Agency Mortgage-Backed Securities Risk--The underlying funds may invest in high-coupon U.S. Government agency mortgage-backed securities. These provide a higher coupon at the time of purchase than current prevailing market interest rates. The underlying funds may purchase such securities at a premium. If these securities experience a faster principal prepayment rate than expected, both the market value of and income from such securities will decrease. The prices of high-coupon U.S. Government agency mortgage-backed securities fall more slowly when interest rates rise than do prices of traditional fixed-rate securities. Some of the securities purchased by the underlying funds are not guaranteed by the U.S. Government. The issuer of a security may default or otherwise be unable to honor a financial obligation.
    Mortgage- and Asset-Backed Securities Risk--Certain of the underlying funds may invest in mortgage and asset-backed securities. These securities are subject to prepayment or call risk, which is the risk that payments from the borrower may be received earlier or later than expected due to changes in the rate at which the underlying loans are prepaid. Faster prepayments often happen when market interest rates are falling. As a result, an underlying fund may need to reinvest these early payments at lower interest rates, thereby reducing its income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the underlying loans to be outstanding for a longer time, which can cause the market value of the security to fall because the market may view its interest rate as too low for a longer-term investment.

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                           AIM INCOME ALLOCATION FUND
                           --------------------------


    Prepayment Risk--The ability of an issuer of a floating rate loan or debt security to repay principal prior to maturity can limit the potential for gains by the underlying fund. Such prepayments may require the fund to replace the loan or debt security with a lower yielding security. This may adversely affect the underlying fund's yield.


    Liquidity Risk--A majority of an underlying fund's assets are likely to be invested in loans and securities that are less liquid than those traded on national exchanges. Loans and securities with reduced liquidity involve greater risk than securities with more liquid markets. Market quotations for such loans and securities may vary over time, and if the credit quality of a loan unexpectedly declines, secondary trading of that loan may decline for a period of time. In the event that the fund voluntarily or involuntarily liquidates portfolio assets during periods of infrequent trading, it may not receive full value for those assets.


    A security is considered to be illiquid if the fund is unable to sell such security at a fair price within a reasonable amount of time. A security may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in a public market or is otherwise restricted from trading. The underlying fund may be unable to sell its illiquid securities at the time or price it desires and could lose its entire investment in such securities.

    High Yield Risk--High yield risk is a form of credit risk. Securities that are below investment grade are regarded as having predominately speculative characteristics with respect to the capacity to pay interest and repay principal. Lower rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, the underlying fund may incur additional expenses to seek recovery.
    The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the underlying fund could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of the underlying fund's shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.
    The loans in which an underlying fund may invest in are typically non-investment grade which involve a greater risk of default on interest and principal payments and of price changes due to the changes in the credit quality of the issuer.
    The value of lower quality floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. A significant portion of an underlying fund's floating rate investments may be issued in connection with highly leveraged transactions. These obligations are subject to greater credit risks, including a greater possibility of default or bankruptcy of the borrower.
    The terms of the senior secured floating rate loans in which an underlying fund typically invests require that collateral be maintained to support payment of the obligations. However, the value of the collateral may decline after the underlying fund invests. There is also a risk that the value of the collateral may not be sufficient to cover the amount owed to the underlying fund. In addition, collateral securing a loan may be found invalid, may be used to pay other outstanding obligations of the borrower under applicable law or may be difficult to sell. In the event that a borrower defaults, the underlying fund's access to the collateral may be limited by bankruptcy or other insolvency laws. There is also the risk that the collateral may be difficult to liquidate, or that a majority of the collateral may be illiquid. As a result, the underlying fund may not receive payments to which it is entitled.
    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. These factors will probably affect the equity securities of smaller companies more than the equity securities of larger, more-established companies. Also, because equity securities of smaller companies may not be traded as often as equity securities of larger, more-established companies, it may be difficult or impossible for the underlying fund to sell securities at a desirable price.

    Foreign Securities Risk--The dollar value of an underlying fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of an underlying fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

    Developing Markets Securities Risk--The factors described above for "Foreign Securities Risk" may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries (i.e., those that are in the initial stages of their industrial cycle) have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.
    Convertible Securities Risk--The values of convertible securities in which an underlying fund may invest will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, because these types of securities pay fixed interest and dividends, their values may fall if market interest rates rise and

                           --------------------------
                           AIM INCOME ALLOCATION FUND
                           --------------------------

rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and a price that is unfavorable to the underlying fund.
    Derivatives Risk--The value of "derivatives" -- so-called because their value "derives" from the value of an underlying asset (including an underlying security), reference rate or index -- may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. Derivatives may be used to create synthetic exposure to an underlying asset or to hedge a portfolio risk. If an underlying fund uses derivatives to "hedge" a portfolio risk, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the underlying fund's portfolio. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with an underlying fund.
    Leverage Risk--The use of derivatives may give rise to a form of leverage. Leverage may cause an underlying fund's portfolio to be more volatile than if the fund had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities held by the underlying fund.

    Reverse Repurchase Agreement Risk--Reverse repurchase agreements are agreements that involve the sale by an underlying fund of securities to financial institutions such as banks and broker-dealers, with an agreements that an underlying fund will repurchase the securities at an agreed upon price and date. Reverse repurchase agreements involve the risk that the market value of securities to be purchase by an underlying fund may decline below the price at which an underlying fund is obligated to repurchase the securities, or that the other party may default on its obligation, so that an underlying fund is delayed or prevented from completing the transaction. In the event the buyer or securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, an underlying fund's use of the proceeds from the sale of securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the underlying fund's obligation to repurchase the shares.


    Short Sales Risk--If the underlying fund sells a security short that it does not own, and the security increases in value, the underlying fund will have to pay the higher price to purchase the security. Since there is no limit on how much the price of the security can increase, the underlying fund's exposure is unlimited. The more the underlying fund pays to purchase the security, the more it will lose on the transaction and the more the price of your shares will be affected. If the underlying fund sells a security that it owns (short sale against the box), any future losses in the fund's long position should be reduced by a gain in the short position. Conversely, any gain the long position should be reduced by a loss in the short position. The underlying fund will also incur transaction costs to engage in short sales.

    Real Estate Risk--Because one of the underlying funds concentrates its assets in the real estate industry, the performance of such underlying fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.
    Real estate company share prices may drop because of the failure of borrowers to pay their loans and poor management. Many real estate companies, including real estate investment trusts (REITs), utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates. Financial covenants related to real estate company leveraging may affect the company's ability to operate effectively. Real estate risks may also arise where real estate companies fail to carry adequate insurance, or where a real estate company may become liable for removal or other costs related to environmental contamination.
    Real estate companies tend to be small to medium-sized companies. Real estate company shares, like other smaller company shares, can be more volatile than, and perform differently from, larger company shares. There may be less trading in a smaller company's shares, which means that buy and sell transactions in those shares could have a larger impact on the share's price than is the case with larger company shares.
    The underlying fund could conceivably hold real estate directly if a company defaults on debt securities the underlying fund owns. In that event, an investment in the underlying fund may have additional risks relating to direct ownership in real estate, including environmental liabilities, difficulties in valuing and selling real estate, declines in the value of the properties, risks relating to general and local economic conditions, changes in the climate for real estate, increases in taxes, expenses and costs, changes in laws, casualty and condemnation losses, rent control limitations and increases in interest rates.
    The value of an underlying fund's investment in REITs is affected by the factors listed above, as well as the management skill of the persons managing the REIT. Because REITs have expenses of their own, the underlying fund will bear a proportionate share of those expenses.

    For U.S. federal income tax purposes, a substantial portion of the distributions paid by an underlying fund may be taxable as ordinary income. This is due to the fund's investment in REITs and other real estate companies that earn income from rents, mortgage payments and other sources of ordinary income.

    Active Trading Risk--Certain of the underlying funds may engage in active and frequent trading of portfolio securities to achieve their investment objectives. If an underlying fund does trade in this way, it may incur increased costs, which can lower the actual return of the underlying fund. Active trading may also increase short term gains and losses, which may affect the taxes that must be paid.
    Non-Diversification Risk--AIM Floating Rate Fund, one of the underlying funds, is non-diversified and can invest a greater portion of its assets in the loans or securities of one borrower or issuer than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.
    Currency/Exchange Rate Risk--Certain of the underlying funds may buy or sell currencies other than the U.S. Dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.
    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the underlying fund's portfolio managers will produce the desired results.

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                           --------------------------
                           AIM INCOME ALLOCATION FUND
                           --------------------------

    Reinvestment Risk--Reinvestment risk is the risk that a bond's cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond. If interest rates decline, the underlying bond may rise in value, but the cash flows received from that bond may have to be invested at a lower interest rate.
    Dollar Roll Transaction Risk--In a dollar roll transaction, the underlying fund sells a mortgage-backed security held by the underlying fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. Dollar roll transactions involve the risk that the market value of the securities retained by the underlying fund may decline below the price of the securities that the underlying fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the underlying fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party or its trustee or receiver, whether to enforce the underlying fund's obligation to repurchase the securities.

    Sector Fund Risk--An underlying fund's investments are concentrated in a comparatively narrow segment of the economy, the utilities sector. This means that the fund's investment concentration in the utilities sector is higher than most mutual funds in the broad securities market. Consequently, an underlying fund may tend to be more volatile than other mutual funds, and consequently the value of an investment in the fund may tend to rise and fall more rapidly.


    Limited Number of Holdings Risk--Because a large percentage of an underlying fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investment in an underlying fund.


DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for the fund is available at http://www.invescoaim.com. To reach this information, access the fund's overview page on the website. Links to the following fund information are located in the upper right side of this website page:

---------------------------------------------------------------------------------------------------------------------------------
                                                    APPROXIMATE DATE OF                          INFORMATION REMAINS
INFORMATION                                           WEBSITE POSTING                             POSTED ON WEBSITE
---------------------------------------------------------------------------------------------------------------------------------
 Top ten holdings as of month-end        15 days after month-end                      Until posting of the following month's top
                                                                                      ten holdings
---------------------------------------------------------------------------------------------------------------------------------
 Complete portfolio holdings as of       30 days after calendar quarter-end           For one year
 calendar quarter-end
---------------------------------------------------------------------------------------------------------------------------------

    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information, which is available at http://www.invescoaim.com.

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS


Invesco Aim serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.


    The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the fund and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the fund:

    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at Bleichstrasse 60-62, Frankfurt, Germany 60313, which has acted as an investment advisor since 1998.
    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.
    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.
    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.
    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at One Midtown Plaza, 1360 Peachtree Street, N.E., Suite 100, Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.
    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.
    Invesco Institutional (N.A.), Inc. (Invesco Institutional), located at One Midtown Plaza, 1360 Peachtree Street, N.E., Suite 100, Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.
    Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.

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                           --------------------------
                           AIM INCOME ALLOCATION FUND
                           --------------------------


    AIM Funds Management Inc. (AFMI), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1994. AFMI anticipates changing its name to Invesco Trimark Investment Management Inc. on or prior to December 31, 2008.

    AIM Floating Rate Fund, one of the underlying funds, along with numerous unrelated funds and financial institutions, has been named as a defendant in two private civil lawsuits filed in the United States Bankruptcy Court, Southern District of New York. (Enron Corp. v. J.P. Morgan Securities, Inc., et al., Case No. 01-16034(AJG) and Adelphia Communications Corp. and its Affiliate Debtors in Possession and Official Committee of Unsecured Creditors of Adelphia v. Bank of America, individually and as Agent for various Banks Party to Credit Agreements, et al., Case No. 02-41729). These lawsuits seek, respectively, avoidance of certain payments made by Enron corp. and avoidance of certain loans of Adelphia Communications Corp. The Enron lawsuit alleges that payments made to AIM Floating Rate Fund and other creditors to prepay and/or redeem certain commercial paper prior to its maturity were preferential transfers. The amount sought to be recovered from AIM Floating Rate Fund in the Enron lawsuit is the aggregate amount of the repurchases of Enron's commercial paper from AIM Floating Rate Fund during the 90 days prior to the filing by Enron of a bankruptcy petition (approximately $10 million) plus interest and Enron's court costs. The Adelphia lawsuit alleges that the purchasers of Adelphia's bank debt knew, or should have known, that the loan proceeds would not benefit Adelphia, but instead would be used to enrich Adelphia insiders. The amount sought to be recovered from AIM Floating Rate Fund in the Adelphia lawsuit is not specified in such lawsuit. Adelphia has also filed a bankruptcy petition. Accordingly, any recoveries by the plaintiffs in these lawsuits may result in a corresponding claim against the respective bankruptcy estate, which may be paid in part through distributions under a plan of reorganization to the extent the claim is allowed under such plan.
    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.
    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.
    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

The advisor does not receive a management fee from the fund.

    Invesco Aim, not the fund, pays sub-advisory fees, if any.


    A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement of the fund is available in the fund's most recent report to shareholders for the six-month period ended June 30.


PORTFOLIO MANAGER

The fund is not actively managed, however, Gary K. Wendler, Director of Product Line Strategy and Investment Services for an affiliate of the advisor, assisted by a group of research professionals, determines the asset class allocation, underlying fund selections and target weightings for the fund. He has been responsible for the fund since its inception in 2005 and has been associated with the advisor and/or its affiliates since 1995.
    The underlying funds are actively managed by investment professionals. More information on the investment professionals managing the underlying funds may be found on our website http://www.invescoaim.com. The website is not a part of this prospectus.
    The fund's Statement of Additional Information provides additional information about the portfolio manager's investments in the fund, a description of his compensation structure, and information regarding other accounts he manages.

                           --------------------------
                           AIM INCOME ALLOCATION FUND
                           --------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Income Allocation Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "General Information--Initial Sales Charges (Class A Shares Only)" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to a contingent deferred sales charge. Purchases of Class B and Class C shares are subject to a contingent deferred sales charge. Certain purchases of Class R shares may be subject to a contingent deferred sales charge. For more information on contingent deferred sales charges, see "General Information--Contingent Deferred Sales Charges (CDSCs)" section of this prospectus.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist of both capital gains and ordinary income.

DIVIDENDS

The fund generally declares and pays dividends, if any, quarterly.

CAPITAL GAINS DISTRIBUTIONS


The fund generally distributes long-term and short-term capital gains, if any, annually, but may declare and pay capital gains distributions more than once per year as permitted by law.

                           --------------------------
                           AIM INCOME ALLOCATION FUND
                           --------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.
    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.



                                                                               CLASS A
                                                              -----------------------------------------
                                                                                       OCTOBER 31, 2005
                                                                   YEAR ENDED           (COMMENCEMENT
                                                                  DECEMBER 31,             DATE) TO
                                                              ---------------------      DECEMBER 31,
                                                               2007          2006            2005
                                                              -------       -------    ----------------
Net asset value, beginning of period                          $ 10.85       $ 10.12         $10.03
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.54(a)       0.39           0.11(a)
-------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.17)         0.75           0.13
=======================================================================================================
    Total from investment operations                             0.37          1.14           0.24
=======================================================================================================
Less distributions:
  Dividends from net investment income                          (0.47)        (0.39)         (0.15)
-------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.15)        (0.02)            --
=======================================================================================================
    Total distributions                                         (0.62)        (0.41)         (0.15)
=======================================================================================================
Net asset value, end of period                                $ 10.60       $ 10.85         $10.12
_______________________________________________________________________________________________________
=======================================================================================================
Total return(b)                                                  3.40%        11.48%          2.35%
_______________________________________________________________________________________________________
=======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $60,193       $21,022         $1,634
_______________________________________________________________________________________________________
=======================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 0.28%(c)      0.29%          0.29%(d)
-------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              0.70%(c)      1.96%         20.85%(d)
=======================================================================================================
Estimated acquired fund fees from underlying funds(e)            0.69%         0.64%          0.69%
=======================================================================================================
Ratio of net investment income to average net assets             4.92%(c)      4.86%          6.45%(d)
_______________________________________________________________________________________________________
=======================================================================================================
Portfolio turnover rate(f)                                         10%           21%          0.99%
_______________________________________________________________________________________________________
=======================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $47,413,397.


(d) Annualized.


(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.


(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                           --------------------------
                           AIM INCOME ALLOCATION FUND
                           --------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                CLASS B
                                                              -------------------------------------------
                                                                                       OCTOBER 31, 2005
                                                                   YEAR ENDED            (COMMENCEMENT
                                                                  DECEMBER 31,             DATE) TO
                                                              --------------------       DECEMBER 31,
                                                               2007          2006            2005
                                                              -------       ------    -------------------
Net asset value, beginning of period                          $ 10.86       $10.12          $10.03
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.46(a)      0.31            0.10(a)
---------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.17)        0.76            0.12
=========================================================================================================
    Total from investment operations                             0.29         1.07            0.22
=========================================================================================================
Less distributions:
  Dividends from net investment income                          (0.39)       (0.31)          (0.13)
---------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.15)       (0.02)             --
=========================================================================================================
    Total distributions                                         (0.54)       (0.33)          (0.13)
=========================================================================================================
Net asset value, end of period                                $ 10.61       $10.86          $10.12
_________________________________________________________________________________________________________
=========================================================================================================
Total return(b)                                                  2.62%       10.74%           2.17%
_________________________________________________________________________________________________________
=========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $11,412       $6,018          $  210
_________________________________________________________________________________________________________
=========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.03%(c)     1.04%           1.04%(d)
---------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.45%(c)     2.71%          21.60%(d)
=========================================================================================================
Estimated acquired fund fees from underlying funds(e)            0.69%        0.64%           0.69%
=========================================================================================================
Ratio of net investment income to average net assets             4.17%(c)     4.11%           5.70%(d)
_________________________________________________________________________________________________________
=========================================================================================================
Portfolio turnover rate(f)                                         10%          21%           0.99%
_________________________________________________________________________________________________________
=========================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $9,786,820.


(d) Annualized.


(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.


(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                           --------------------------
                           AIM INCOME ALLOCATION FUND
                           --------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                CLASS C
                                                              -------------------------------------------
                                                                                       OCTOBER 31, 2005
                                                                   YEAR ENDED            (COMMENCEMENT
                                                                  DECEMBER 31,             DATE) TO
                                                              --------------------       DECEMBER 31,
                                                               2007          2006            2005
                                                              -------       ------    -------------------
Net asset value, beginning of period                          $ 10.86       $10.12          $10.03
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.46(a)      0.31            0.10(a)
---------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.17)        0.76            0.12
=========================================================================================================
    Total from investment operations                             0.29         1.07            0.22
=========================================================================================================
Less distributions:
  Dividends from net investment income                          (0.39)       (0.31)          (0.13)
---------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.15)       (0.02)             --
=========================================================================================================
    Total distributions                                         (0.54)       (0.33)          (0.13)
=========================================================================================================
Net asset value, end of period                                $ 10.61       $10.86          $10.12
_________________________________________________________________________________________________________
=========================================================================================================
Total return(b)                                                  2.62%       10.74%           2.17%
_________________________________________________________________________________________________________
=========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $25,286       $9,905          $  521
_________________________________________________________________________________________________________
=========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.03%(c)     1.04%           1.04%(d)
---------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.45%(c)     2.71%          21.60%(d)
=========================================================================================================
Estimated acquired fund fees from underlying funds(e)            0.69%        0.64%           0.69%
=========================================================================================================
Ratio of net investment income to average net assets             4.17%(c)     4.11%           5.70%(d)
_________________________________________________________________________________________________________
=========================================================================================================
Portfolio turnover rate(f)                                         10%          21%           0.99%
_________________________________________________________________________________________________________
=========================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $20,372,370.


(d) Annualized.


(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.


(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                           --------------------------
                           AIM INCOME ALLOCATION FUND
                           --------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                              CLASS R
                                                              ---------------------------------------
                                                                                     OCTOBER 31, 2005
                                                                  YEAR ENDED          (COMMENCEMENT
                                                                 DECEMBER 31,            DATE) TO
                                                              -------------------      DECEMBER 31,
                                                               2007         2006           2005
                                                              ------       ------    ----------------
Net asset value, beginning of period                          $10.86       $10.11         $10.03
-----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.51(a)      0.43           0.11(a)
-----------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                (0.17)        0.70           0.11
=====================================================================================================
    Total from investment operations                            0.34         1.13           0.22
=====================================================================================================
Less distributions:
  Dividends from net investment income                         (0.44)       (0.36)         (0.14)
-----------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.15)       (0.02)            --
=====================================================================================================
    Total distributions                                        (0.59)       (0.38)         (0.14)
=====================================================================================================
Net asset value, end of period                                $10.61       $10.86         $10.11
_____________________________________________________________________________________________________
=====================================================================================================
Total return(b)                                                 3.14%       11.41%          2.20%
_____________________________________________________________________________________________________
=====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $  394       $  107         $   51
_____________________________________________________________________________________________________
=====================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                0.53%(c)     0.54%          0.54%(d)
-----------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             0.95%(c)     2.21%         21.10%(d)
=====================================================================================================
Estimated acquired fund fees from underlying funds(e)           0.69%        0.64%          0.69%
=====================================================================================================
Ratio of net investment income to average net assets            4.67%(c)     4.61%          6.20%(d)
_____________________________________________________________________________________________________
=====================================================================================================
Portfolio turnover rate(f)                                        10%          21%          0.99%
_____________________________________________________________________________________________________
=====================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $227,160.


(d) Annualized.


(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.


(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                                  THE AIM FUNDS

General Information

In addition to the fund, Invesco Aim serves as investment advisor to many other mutual funds that are offered to retail investors. The following information is about all the AIM funds that offer retail share classes.

CHOOSING A SHARE CLASS

Each of the funds offer multiple classes of shares. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular class, (ii) the initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to the class, (iii) the 12b-1 fee, if any, paid by the class, and (iv) any services you may receive from a financial intermediary. Please contact your financial advisor to assist you in making your decision. Please refer to the prospectus fee table for more information on the fees and expenses of a particular fund's share classes. In addition to the share classes shown in the chart below, AIM Money Market Fund offers AIM Cash Reserve Shares and AIM Summit Fund offers Class P shares.

                          AIM FUND RETAIL SHARE CLASSES

        CLASS A               CLASS A3                CLASS B               CLASS C               CLASS R           INVESTOR CLASS
---------------------  ---------------------  ---------------------  --------------------- --------------------- -------------------
-    Initial sales     -    No initial sales  -    No initial sales  -    No initial sales -    No initial sales -   No initial
     charge which may       charge                 charge                 charge                charge               sales charge
     be waived or
     reduced

-    Contingent        -    No contingent     -    Contingent        -    Contingent       -    Contingent       -    No contingent
     deferred sales         deferred sales         deferred sales         deferred sales        deferred sales        deferred sales
     charge on certain      charge                 charge on              charge on             charge on             charge
     redemptions                                   redemptions            redemptions           certain
                                                   within six             within one            redemptions
                                                   years                  year(3)

-    12b-1 fee of      -    12b-1 fee of      -    12b-1 fee of      -    12b-1 fee of     -    12b-1 fee of     -    12b-1 fee of
     0.25%(1)               0.25%                  1.00%                  1.00%(4)              0.50%                 0.25%(1)

                       -    Does not convert  -    Converts to Class -    Does not convert -    Does not convert -    Does not
                            to Class A shares      A shares on or         to Class A            to Class A            convert to
                                                   about the end of       shares                shares                Class A shares
                                                   the month which
                                                   is at least eight
                                                   years after the
                                                   date on which
                                                   shares were
                                                   purchased along
                                                   with a pro rata
                                                   portion of
                                                   reinvested
                                                   dividends and
                                                   distributions(2)

-    Generally more    -    Available only    -    Purchase orders   -    Generally more   -    Generally,       -    Generally
     appropriate for        through a limited      limited to amount      appropriate for       available only        closed to new
     long-term              number of funds        less than              short-term            to employee           investors
     investors                                     $100,000               investors             benefit plans

                                                                     -    Purchase orders
                                                                          limited to
                                                                          amounts less
                                                                          than $1,000,000

----------
(1) Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

(2)  Class B shares of AIM Money Market Fund convert to AIM Cash Reserve Shares.

(3) CDSC does not apply to redemption of Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund unless you received Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund through an exchange from Class C shares from another AIM Fund that is still subject to a CDSC.

(4)  Class C shares of AIM Floating Rate Fund have a 12b-1 fee of 0.75%.

SHARE CLASS ELIGIBILITY

CLASS A, A3, B, C AND AIM CASH RESERVE SHARES

Class A, A3, B, C and AIM Cash Reserve Shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and employee benefit plans. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial advisor and any other intermediaries who will be involved in the servicing of your account when choosing a share class.

     Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code (the Code). These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. However, plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

CLASS P SHARES

In addition to the other share classes discussed herein, the AIM Summit Fund offers Class P shares, which were historically sold only through the AIM Summit Investors Plans I and II (each a Plan and, collectively, the Summit Plans). Class P shares are sold with no initial sales charge and have a 12b-1 fee of 0.10%. However, Class P shares are not sold to members of the general public. Only shareholders who had accounts in the Summit Plans at the close of business on December 8, 2006 may purchase Class P shares and only until the total of their combined investments in the Summit Plans and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. For a Plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30 year extended investment option.

MCF-5/08

                                  THE AIM FUNDS

CLASS R SHARES

Class R shares are generally available only to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Code; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.

INVESTOR CLASS SHARES

Some of the funds offer Investor Class shares. Investor Class shares are sold with no initial sales charge and have a maximum 12b-1 fee of 0.25%. Investor Class shares are not sold to members of the general public. Only the following persons may purchase Investor Class shares:

- Investors who established accounts prior to April 1, 2002, in Investor Class shares who have continuously maintained an account in Investor Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons). These investors are referred to as "grandfathered investors."

- Customers of certain financial intermediaries which have had relationships with the funds' distributor or any funds that offered Investor Class shares prior to April 1, 2002, who have continuously maintained such relationships. These intermediaries are referred to as "grandfathered intermediaries."

- Employee benefit plans; provided, however, that retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Code in order to purchase Investor Class shares, unless the plan is considered a grandfathered investor or the account is opened through a grandfathered intermediary. Investor Class shares are generally not available for IRAs, unless the IRA depositor is considered a grandfathered investor or the account is opened through a grandfathered intermediary.

- Any trustee, director, officer or employee of any fund or of Invesco Ltd. or any of its subsidiaries or affiliates, or any employee benefit plan maintained by any of them (this includes any immediate family members of such persons).

DISTRIBUTION AND SERVICE (12B-1) FEES

Except as noted below, each fund has adopted a distribution plan pursuant to SEC Rule 12b-1. A 12b-1 plan allows a fund to pay distribution fees to Invesco Aim Distributors, Inc. (Invesco Aim Distributors) to compensate or reimburse, as applicable, Invesco Aim Distributors for its efforts in connection with the sale and distribution of the fund's shares and for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     The following funds and share classes do not have 12b-1 plans:

-    AIM Tax-Free Intermediate Fund, Class A shares.

-    AIM Money Market Fund, Investor Class shares.

-    AIM Tax-Exempt Cash Fund, Investor Class shares.

-    Premier Portfolio, Investor Class shares.

-    Premier U.S. Government Money Portfolio, Investor Class shares.

-    Premier Tax-Exempt Portfolio, Investor Class shares.

INITIAL SALES CHARGES (CLASS A SHARES ONLY)

The funds are grouped into four categories for determining initial sales charges. The "Other Information" section of each fund's prospectus will tell you the sales charge category in which the fund is classified. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

CATEGORY I INITIAL SALES CHARGES

                                    INVESTOR'S SALES CHARGE
                                    -----------------------
                                     AS A % OF
AMOUNT INVESTED                       OFFERING    AS A % OF
IN A SINGLE TRANSACTION                PRICE     INVESTMENT
-----------------------              ---------   ----------
Less than              $   25,000      5.50%        5.82%
$ 25,000 but less than $   50,000      5.25         5.54
$ 50,000 but less than $  100,000      4.75         4.99
$100,000 but less than $  250,000      3.75         3.90
$250,000 but less than $  500,000      3.00         3.09
$500,000 but less than $1,000,000      2.00         2.04

CATEGORY II INITIAL SALES CHARGES

                                    INVESTOR'S SALES CHARGE
                                    -----------------------
                                     AS A % OF
AMOUNT INVESTED                       OFFERING    AS A % OF
IN A SINGLE TRANSACTION                PRICE     INVESTMENT
-----------------------              ---------   ----------
Less than              $   50,000      4.75%        4.99%
$ 50,000 but less than $  100,000      4.00         4.17
$100,000 but less than $  250,000      3.75         3.90
$250,000 but less than $  500,000      2.50         2.56
$500,000 but less than $1,000,000      2.00         2.04

                                  THE AIM FUNDS

CATEGORY III INITIAL SALES CHARGES

                                    INVESTOR'S SALES CHARGE
                                    -----------------------
                                     AS A % OF
AMOUNT INVESTED                       OFFERING    AS A % OF
IN A SINGLE TRANSACTION                PRICE     INVESTMENT
-----------------------              ---------   ----------
Less than              $  100,000      1.00%        1.01%
$100,000 but less than $  250,000      0.75         0.76
$250,000 but less than $1,000,000      0.50         0.50

CATEGORY IV INITIAL SALES CHARGES

                                    INVESTOR'S SALES CHARGE
                                    -----------------------
                                     AS A % OF
AMOUNT INVESTED                       OFFERING    AS A % OF
IN A SINGLE TRANSACTION                PRICE     INVESTMENT
-----------------------              ---------   ----------
Less than              $  100,000      2.50%        2.56%
$100,000 but less than $  250,000      2.00         2.04
$250,000 but less than $  500,000      1.50         1.52
$500,000 but less than $1,000,000      1.25         1.27

CLASS A SHARES SOLD WITHOUT AN INITIAL SALES CHARGE

Certain categories of investors are permitted to purchase and certain intermediaries are permitted to sell Class A shares of the funds without an initial sales charge because their transactions involve little or no expense. The investors who are entitled to purchase Class A shares without paying an initial sales charge include the following:

- Any current or retired trustee, director, officer or employee of any fund or of Invesco Ltd. or any of its subsidiaries or affiliates, or any foundation, trust or employee benefit plan maintained by any of them (this includes any immediate family members of such persons).

- Any registered representative or employee of any intermediary who has an agreement with Invesco Aim Distributors to sell shares of the funds (this includes any immediate family members of such persons).

- Any investor who purchases their shares through an approved fee-based program (this may include any type of account for which there is some alternative arrangement made between the investor and the intermediary to provide for compensation of the intermediary for services rendered in connection with the sale of the shares and maintenance of the customer relationship).

- Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which Invesco Aim Distributors acts as the prototype sponsor to another retirement plan or individual retirement account for which Invesco Aim Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a fund held through the plan or account.

- Employee benefit plans; provided, however, that they meet at least one of the following requirements:

     a.   the plan has assets of at least $1 million;

     b.   there are at least 100 employees eligible to participate in the plan;
          or

     c. all plan transactions are executed through a single omnibus account per fund; further provided that retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares without paying an initial sales charge based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.

- Any investor who maintains an account in Investor Class shares of a fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons).

-    Qualified Tuition Programs created and maintained in accordance with
     Section 529 of the Code.

-    Insurance company separate accounts.

     No investor will pay an initial sales charge in the following circumstances:

- When buying Class A shares of AIM Tax-Exempt Cash Fund and Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

-    When reinvesting dividends and distributions.

- When exchanging shares of one fund, that were previously assessed a sales charge, for shares of another fund.

- As a result of a fund's merger, consolidation, or acquisition of the assets of another fund.

     Additional information regarding eligibility to purchase shares at reduced or without sales charges is available on the Internet at www.invescoaim.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Please consult the fund's Statement of Additional Information for details.

     Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

                                  THE AIM FUNDS

RIGHTS OF ACCUMULATION

You may combine your new purchases of Class A shares of a fund with other fund shares currently owned (Class A, B, C, P or R) and investments in the AIM College Savings Plan(R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name with the same taxpayer identification number for the purpose of qualifying you for lower initial sales charge rates. There may be other accounts that are eligible to be linked, as described in the fund's Statement of Additional Information. However, if the accounts are not registered in the same name with the same taxpayer identification number, you will have to contact the transfer agent to request that those accounts be linked. The transfer agent will not be responsible for identifying all accounts that may be eligible to be linked.

LETTERS OF INTENT

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of one or more funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will be assessed the higher initial sales charge that would normally be applicable to the amount actually invested.

REINSTATEMENT FOLLOWING REDEMPTION

If you redeem shares of a fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B and P redemptions may be reinvested only into Class A shares with no initial sales charge. This reinstatement privilege does not apply to:

- A purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or

- A purchase paid for with proceeds from the redemption of shares that were held indirectly through an employee benefit plan.

     In order to take advantage of this reinstatement privilege, you must inform your financial advisor or the transfer agent that you wish to do so at the time of your investment.

CONTINGENT DEFERRED SALES CHARGES (CDSCS)

CDSCS ON CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND

You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I, II and IV funds without paying an initial sales charge. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

     If you currently own Class A shares of a Category I, II or IV fund, and make additional purchases without paying an initial sales charge that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

     If Invesco Aim Distributors pays a concession to the dealer of record in connection with a Large Purchase of Class A shares by an employee benefit plan, the Class A shares may be subject to a 1% CDSC if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

     If you acquire AIM Cash Reserve Shares of AIM Money Market Fund, Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund through an exchange involving Class A shares that were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.

CDSCS ON CLASS B SHARES AND ON CLASS C SHARES OF FUNDS OTHER THAN
AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class B and Class C shares are sold without an initial sales charge. However, they are subject to a CDSC. If you redeem your shares during the CDSC period, you will be assessed a CDSC as follows, unless you qualify for one of the CDSC exceptions outlined below:

YEAR SINCE PURCHASE MADE:   CLASS B   CLASS C
-------------------------   -------   -------
First                          5%        1%
Second                         4        None
Third                          3        None
Fourth                         3        None
Fifth                          2        None
Sixth                          1        None
Seventh and following         None      None

CDSCS ON CLASS C SHARES -- EMPLOYEE BENEFIT PLAN

Invesco Aim Distributors pays a concession to the dealer of record in connection with a purchase of Class C shares by an employee benefit plan; the Class C shares are subject to a 1.00% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

CDSCS ON CLASS C SHARES OF AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class C shares of AIM LIBOR Alpha Fund and AIM Short Term Bond Fund are not normally subject to a CDSC. However, if you acquired shares of those funds through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC. Conversely, if you acquire Class C shares of any other fund as a result of an exchange involving Class C shares of

                                  THE AIM FUNDS

AIM LIBOR Alpha Fund or AIM Short Term Bond Fund that were not subject to a CDSC, then the shares acquired as a result of the exchange will not be subject to a CDSC.

CDSCS ON CLASS R SHARES

Class R shares are not normally subject to a CDSC. However, if Invesco Aim Distributors pays a concession to the dealer of record in connection with a purchase of Class R shares by an employee benefit plan, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first and, then, shares in the order of their purchase.

CDSC EXCEPTIONS

Investors who own shares that are otherwise subject to a CDSC will not pay a CDSC in the following circumstances:

- If you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period.

-    If you redeem shares to pay account fees.

- If you are the executor, administrator or beneficiary of an estate or are otherwise entitled to assets remaining in an account following the death or post-purchase disability of a shareholder or beneficial owner and you choose to redeem those shares.

     There are other circumstances under which you may be able to redeem shares without paying CDSCs. Additional information regarding CDSC exceptions is available on the Internet at www.invescoaim.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

     Shares acquired through the reinvestment of dividends and distributions are not subject to CDSCs. The following share classes are sold with no CDSC:

-    Class A shares of any Category III Fund.

-    Class A shares of AIM Tax-Exempt Cash Fund.

- Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

-    AIM Cash Reserve Shares of AIM Money Market Fund.

-    Investor Class shares of any fund.

-    Class P shares of AIM Summit Fund.

REDEMPTION FEES

Certain funds impose a 2% redemption fee (on redemption proceeds) if you redeem or exchange shares within 31 days of purchase. Please refer to the applicable fund's prospectus to determine whether that fund imposes a redemption fee. As of the date of this prospectus, the following funds impose redemption fees:

AIM Asia Pacific Growth Fund
AIM China Fund
AIM Developing Markets Fund
AIM European Growth Fund
AIM European Small Company Fund
AIM Floating Rate Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Health Care Fund
AIM Global Real Estate Fund
AIM Global Small & Mid Cap Growth Fund
AIM Global Value Fund
AIM Gold & Precious Metals Fund
AIM High Yield Fund
AIM International Allocation Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund
AIM International Total Return Fund
AIM Japan Fund
AIM Trimark Fund

     The redemption fee will be retained by the fund from which you are redeeming or exchanging shares, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed on a first-in, first-out basis, which means that you will redeem shares in the order of their purchase.

                                  THE AIM FUNDS

     Redemption fees generally will not be charged in the following circumstances:

- Redemptions and exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to assess the redemption fees.

- Redemptions and exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, variable insurance contracts or separately managed qualified default investment alternative vehicles maintained pursuant to Section 404(c)(5) of the Employee Retirement Income Security Act of 1974, as amended (ERISA), which use the funds as underlying investments.

- Redemptions and exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans.

- Redemptions requested within 31 days following the death or post-purchase disability of an account owner.

-    Redemptions or exchanges initiated by a fund.

     The following shares are not subject to redemption fees, irrespective of whether they are redeemed in accordance with any of the exceptions set forth above:

-    Shares acquired through the reinvestment of dividends and distributions.

-    Shares acquired through systematic purchase plans.

- Shares acquired in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan to the trustee or custodian of another employee benefit plan.

     Shares held by employee benefit plans will only be subject to redemption fees if the shares were acquired by exchange and are redeemed by exchange within 31 days of purchase.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

     Your financial advisor or other intermediary may charge service fees for handling redemption transactions. Your shares also may be subject to a CDSC in addition to the redemption fee.

PURCHASING SHARES

If you hold your shares through a financial advisor or other intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution's policies.

MINIMUM INVESTMENTS

There are no minimum investments for Class P or R shares for fund accounts. The minimum investments for Class A, A3, B, C, and Investor Class shares for fund accounts are as follows:

                                                             INITIAL     ADDITIONAL
                                                           INVESTMENT   INVESTMENTS
TYPE OF ACCOUNT                                             PER FUND      PER FUND
---------------                                            ----------   -----------
Wrap-fee accounts managed by your financial advisor           None          None
Employee benefit plans, SEP, SARSEP and SIMPLE IRA plans      None          None
Any type of account if the investor is purchasing shares
   through a systematic purchase plan                        $   50         $50
IRAs, Roth IRAs and Coverdell ESAs                              250          25
All other accounts                                            1,000          50
Invesco Aim Distributors has the discretion to accept
   orders for lesser amounts.

                                  THE AIM FUNDS

HOW TO PURCHASE SHARES

                        OPENING AN ACCOUNT                                       ADDING TO AN ACCOUNT
                        ------------------                                       --------------------
Through a Financial     Contact your financial advisor.                          Contact your financial advisor.
Advisor

By Mail                 Mail completed account application and check to          Mail your check and the remittance slip
                        the transfer agent, Invesco Aim Investment               from your confirmation statement to the
                        Services, Inc., P.O. Box 4739,                           transfer agent.
                        Houston, TX 77210-4739.

By Wire                 Mail completed account application to the transfer       Call the transfer agent to receive a
                        agent. Call the transfer agent at (800) 959-4246 to      reference number. Then, use the wire
                        receive a reference number. Then, use the wire           instructions provided below.
                        instructions provided below.

Wire Instructions       Beneficiary Bank ABA/Routing #: 021000021
                        Beneficiary Account Number: 00100366807
                        Beneficiary Account Name: Invesco Aim Investment
                        Services, Inc.
                        RFB: Fund Name, Reference #
                        OBI: Your Name, Account #

By Telephone            Open your account using one of the methods               Select the Bank Account Information
                                                                                 option on described above. your completed
                                                                                 account application or complete a
                                                                                 Systematic Options and Bank Information
                                                                                 Form. Mail the application or form to the
                                                                                 transfer agent. Once the transfer agent
                                                                                 has received the form, call the transfer
                                                                                 agent at the number below to place your
                                                                                 purchase order.

Automated Investor      Open your account using one of the methods described     Call the Invesco Aim 24-hour Automated
Line                    above.                                                   Investor Line at 1-800-246-5463. You may
                                                                                 place your order after you have provided
                                                                                 the bank instructions that will be
                                                                                 requested.

By Internet             Open your account using one of the methods described     Access your account at
                        above.                                                   www.invescoaim.com. The proper bank
                                                                                 instructions must have been provided on
                                                                                 your account. You may not purchase shares
                                                                                 in retirement accounts on the internet.

     Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the fund verify and record your identifying information.

SYSTEMATIC PURCHASE PLAN

You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50 per fund. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal. Certain financial advisors and other intermediaries may also offer systematic purchase plans.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic periodic exchanges, if permitted, from one fund to another fund or multiple other funds. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another fund is $50. Certain financial advisors and other intermediaries may also offer dollar cost averaging programs. If you participate in one of these programs and it is the same or similar to Invesco Aim's Dollar Cost Averaging program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

AUTOMATIC DIVIDEND AND DISTRIBUTION INVESTMENT

Your dividends and distributions may be paid in cash or reinvested in the same fund or another fund without paying an initial sales charge. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. If you elect to receive your distributions by check, and the distribution amount is $10 or less, then the amount will be automatically reinvested in the same fund and no check will be issued. If you have elected to receive distributions by check, and the postal service is unable to deliver checks to your address of record, then your distribution election may be converted to having all subsequent distributions reinvested in the same fund and no checks will be issued. You should contact the transfer agent to change your distribution option, and your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

     You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

- Your account balance in the fund paying the dividend or distribution must be at least $5,000; and

- Your account balance in the fund receiving the dividend or distribution must be at least $500.

                                  THE AIM FUNDS

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will not occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice to participating investors. Certain financial advisors and other intermediaries may also offer portfolio rebalancing programs. If you participate in one of these programs and it is the same as or similar to Invesco Aim's program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

RETIREMENT PLANS SPONSORED BY INVESCO AIM DISTRIBUTORS

Invesco Aim Distributors acts as the prototype sponsor for certain types of retirement plan documents. These plan documents are generally available to anyone wishing to invest plan assets in the funds. These documents are provided subject to terms, conditions and fees that vary by plan type. Contact your financial advisor or other intermediary for details.

REDEEMING SHARES

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call during the hours of the customary trading session of the New York Stock Exchange
(NYSE) in order to effect the redemption at that day's net asset value. For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call before the last net asset value determination in order to effect the redemption that day.

HOW TO REDEEM SHARES

Through a Financial       Contact your financial advisor or intermediary
Advisor or Other          (including your retirement plan administrator).
Intermediary

By Mail Send a written request to the transfer agent which includes:

                          -    Original signatures of all registered
                               owners/trustees;

                          - The dollar value or number of shares that you wish to redeem;

                          -    The name of the fund(s) and your account number;
                               and

                          -    Signature guarantees, if necessary (see below).

                          The transfer agent may require that you provide additional documentation, or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA or other type of retirement account, you must complete the appropriate distribution form.

By Telephone              Call the transfer agent at 1-800-959-4246. You will be
                          allowed to redeem by telephone if:

                          - Your redemption proceeds are to be mailed to your address on record (and there has been no change in your address of record within the last 30 days) or transferred electronically to a pre-authorized checking account;

                          -    You do not hold physical share certificates;

                          -    You can provide proper identification
                               information;

                          - Your redemption proceeds do not exceed $250,000 per fund; and

                          - You have not previously declined the telephone redemption privilege.

                          You may, in limited circumstances, initiate a redemption from an Invesco Aim IRA account by telephone. Redemptions from other types of retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form.

Automated Investor Line   Call the Invesco Aim 24-hour Automated Investor Line
                          at 1-800-246-5463. You may place your redemption order
                          after you have provided the bank instructions that
                          will be requested.

By Internet               Place your redemption request at www.invescoaim.com.
                          You will be allowed to redeem by Internet if:

                          -    You do not hold physical share certificates;

                          -    You can provide proper identification
                               information;

                          - Your redemption proceeds do not exceed $250,000 per fund; and

                          -    You have already provided proper bank
                               information.

                          Redemptions from most retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form.

                                  THE AIM FUNDS

TIMING AND METHOD OF PAYMENT

We normally will send out payments within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent). If you redeem shares recently purchased by check or ACH, you may be required to wait up to ten business days before we send your redemption proceeds. This delay is necessary to ensure that the purchase has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted on the NYSE. Redemption checks are mailed to your address of record, via first class U.S. mail, unless you make other arrangements with the transfer agent.

     We use reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

EXPEDITED REDEMPTIONS (AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)

If you place your redemption order by telephone, before 11:30 a.m. Eastern Time and request an expedited redemption, we will transmit payment of redemption proceeds on that same day via federal wire to a bank of record on your account. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we will transmit payment on the next business day.

SYSTEMATIC WITHDRAWALS

You may arrange for regular periodic withdrawals from your account in amounts equal to or greater than $50 per fund. We will redeem the appropriate number of shares from your account to provide redemption proceeds in the amount requested. You must have a total account balance of at least $5,000 in order to establish a Systematic Redemption Plan, unless you are establishing a Required Minimum Distribution for a retirement plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

CHECK WRITING

The transfer agent provides check writing privileges for accounts in the following funds and share classes:

-    AIM Money Market Fund, AIM Cash Reserve Shares and Investor Class shares

-    AIM Tax-Exempt Cash Fund, Class A shares and Investor Class shares

-    Premier Portfolio, Investor Class shares

-    Premier Tax-Exempt Portfolio, Investor Class shares

-    Premier U.S. Government Money Portfolio, Investor Class shares

     You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts. Checks are not eligible to be converted to ACH by the payee. You may not give authorization to a payee by phone to debit your account by ACH for a debt owed to the payee.

SIGNATURE GUARANTEES

We require a signature guarantee in the following circumstances:

-    When your redemption proceeds will equal or exceed $250,000 per fund.

- When you request that redemption proceeds be paid to someone other than the registered owner of the account.

- When you request that redemption proceeds be sent somewhere other than the address of record or bank of record on the account.

- When you request that redemption proceeds be sent to a new address or an address that changed in the last 30 days.

     The transfer agent will accept a guarantee of your signature by a number of different types of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS INITIATED BY THE FUNDS

If your account (Class A, A3, B, C, P and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a Systematic Purchase Plan.

     If the fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which

                                  THE AIM FUNDS

is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Accordingly, the procedures and processes applicable to redemptions of fund shares, as discussed under the heading "Redeeming Shares" above, will apply. Before requesting an exchange, review the prospectus of the fund you wish to acquire.

     All exchanges are subject to the limitations set forth in the prospectuses of the funds. If you wish to exchange shares of one fund for those of another fund, you must consult the prospectus of the fund whose shares you wish to acquire to determine whether the fund is offering shares to new investors and whether you are eligible to acquire shares of that fund.

PERMITTED EXCHANGES

Except as otherwise provided below under "Exchanges Not Permitted", you generally may exchange your shares for shares of the same class of another fund. The following below shows permitted exchanges:

EXCHANGE FROM             EXCHANGE TO
-------------             -----------
AIM Cash Reserve Shares   Class A, A3, B, C, R, Investor Class
Class A                   Class A, A3, Investor Class, AIM Cash Reserve Shares
Class A3                  Class A, A3, Investor Class, AIM Cash Reserve Shares
Investor Class            Class A, A3, Investor Class
Class P                   Class A, A3, AIM Cash Reserve Shares
Class B                   Class B
Class C                   Class C
Class R                   Class R

EXCHANGES NOT PERMITTED

The following exchanges are not permitted:

- Investor Class shares cannot be exchanged for Class A shares of any fund which offers Investor Class shares.

- Exchanges into Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund (also known as the Category III funds) are not permitted.

- Class A Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund cannot be exchanged for Class A3 Shares of those funds.

- AIM Cash Reserve Shares cannot be exchanged for Class B, C or R shares if the shares being exchanged were acquired by exchange from Class A shares of any fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

     Under unusual market conditions, a fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time.

LIMIT ON THE NUMBER OF EXCHANGES

You will generally be limited to four exchanges out of a fund per calendar year (other than the money market funds); provided, however, that the following transactions will not count toward the exchange limitation:

- Exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to apply the exchange limitation.

- Exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments.

- Generally, exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs.

- Exchanges initiated by a fund or by the trustee, administrator or other fiduciary of an employee benefit plan (not in response to distribution or exchange instructions received from a plan participant).

     Each fund reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if the fund, or its designated agent, believes that granting such exceptions would be consistent with the best interests of shareholders.

     There is no limit on the number of exchanges out of AIM Limited Maturity Treasury Fund, AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

     If you exchange shares of one fund for shares of multiple other funds as part of a single transaction, that transaction is counted as one exchange out of a fund.

INITIAL SALES CHARGES AND CDSCS APPLICABLE TO EXCHANGES

You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date

                                  THE AIM FUNDS

you made your initial purchase.

RIGHTS RESERVED BY THE FUNDS

Each fund and its agents reserve the right at any time to:

-    Reject or cancel all or any part of any purchase or exchange order.

- Modify any terms or conditions related to the purchase, redemption or exchange of shares of any fund.

- Reject or cancel any request to establish a Systematic Purchase Plan, Systematic Redemption Plan or Portfolio Rebalancing Program.

- Suspend, change or withdraw all or any part of the offering made by this prospectus.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Boards of Trustees of the funds (collectively, the Board). The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

     Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Invesco Aim determines that the closing price of the security is unreliable, Invesco Aim will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

     Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

     Invesco Aim may use indications of fair value from pricing services approved by the Board. In other circumstances, the Invesco Aim Valuation Committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, Invesco Aim routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

     Specific types of securities are valued as follows:

     Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

     Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, Invesco Aim will value the security at fair value in good faith using procedures approved by the Board.

     Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that Invesco Aim determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Invesco Aim also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco Aim believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco Aim will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

     Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

     Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined

                                  THE AIM FUNDS

without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the Invesco Aim valuation committee will fair value the security using procedures approved by the Board.

     Short-term Securities. The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

     Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

     Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

     Open-end Funds. To the extent a fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

     Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Federal Reserve Bank of New York and the Bank of New York, the fund's custodian, are not open for business or the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if SIFMA recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

     From time to time and in circumstances deemed appropriate by Invesco Aim in its sole discretion, each of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio may remain open for business, during customary business day hours, on a day that the NYSE is closed for business. In such event, on such day you will be permitted to purchase or redeem shares of such funds and net asset values will be calculated for such funds.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

     For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

     For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

     The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year.

                                  THE AIM FUNDS

     Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. Exchanges of shares for shares of another fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax. A fund that is expected to have higher turnover than that of other funds is more likely to generate short-term gain or loss. If a fund does recognize short-term capital gain, it will distribute those gains as ordinary income dividends, which will be subject to tax at a shareholder's tax rate for ordinary income.

     Investors in tax-exempt funds should read the information under the heading "Other Information--Special Tax Information Regarding the Fund" in the applicable fund's prospectus.

     The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

PAYMENTS TO FINANCIAL ADVISORS

The financial advisor or intermediary through which you purchase your shares may receive all or a portion of the sales charges and distribution fees discussed above. In addition to those payments, Invesco Aim Distributors or one or more of its corporate affiliates (collectively, Invesco Aim Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash payments and other payments for certain marketing and support services. Invesco Aim Affiliates make these payments from their own resources, from Invesco Aim Distributors' retention of initial sales charges and from payments to Invesco Aim Distributors made by the funds under their 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with Invesco Aim Affiliates.

     Invesco Aim Affiliates make payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits Invesco Aim Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). Invesco Aim Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The payments Invesco Aim Affiliates make may be calculated based on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Payments may also be calculated based on the average daily net assets of the applicable funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. Invesco Aim Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

     Invesco Aim Affiliates are motivated to make these payments as they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, Invesco Aim Affiliates benefit from the incremental management and other fees paid to Invesco Aim Affiliates by the funds with respect to those assets.

     Invesco Aim Affiliates also may make payments to certain financial advisors for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by Invesco Aim Affiliates under this category of services are charged back to the funds, subject to certain limitations approved by the Board.

     You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from Invesco Aim Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY (MARKET TIMING) DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Board has adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

                                  THE AIM FUNDS

     The Invesco Aim Affiliates currently use the following tools designed to discourage excessive short-term trading in the retail funds:

-    Trade activity monitoring.

-    Trading guidelines.

-    Redemption fees on trades in certain funds.

- The use of fair value pricing consistent with procedures approved by the Board.

     Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     Money Market Funds. The Board of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that a money market fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the money market fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles; investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seek to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

     AIM Limited Maturity Treasury Fund. The Board of AIM Limited Maturity Treasury Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of such fund's shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions and determined that those risks were minimal. Nonetheless, to the extent that AIM Limited Maturity Treasury Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, AIM Limited Maturity Treasury Fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the fund for the following reasons:

- Many investors use AIM Limited Maturity Treasury Fund as a short-term investment alternative and should be able to purchase and redeem shares regularly and frequently.

- One of the advantages of AIM Limited Maturity Treasury Fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of AIM Limited Maturity Treasury Fund will be detrimental to the continuing operations of such fund.

TRADE ACTIVITY MONITORING

Invesco Aim Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Invesco Aim Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than

                                  THE AIM FUNDS

exchanges into a money market fund. Invesco Aim Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

     The ability of Invesco Aim Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

TRADING GUIDELINES

If you exceed four exchanges out of a fund per calendar year (other than the money market funds and AIM Limited Maturity Treasury Fund), or a fund or an Invesco Aim Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders.

     The ability of Invesco Aim Affiliates to monitor exchanges made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEES

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 31 days of purchase. The ability of a fund to assess a redemption fee on redemptions effectuated through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at http://www.invescoaim.com.

If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at Invesco Aim Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or

BY TELEPHONE:       (800) 959-4246
ON THE INTERNET:    You can send us a request by e-mail or download
                    prospectuses, SAIs, annual or semiannual reports via our
                    website: http://www.invescoaim.com

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM Income Allocation Fund
   SEC 1940 Act file number: 811-02699
----------------------------------------

invescoaim.com     INCAL-PRO-1
                                                 [INVESCO AIM LOGO APPEARS HERE]
                                                         --Service Mark--

                                               AIM INTERNATIONAL ALLOCATION FUND

                                                                     PROSPECTUS
                                                                    May 1, 2008

AIM International Allocation Fund's investment objective is to provide long-term growth of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, B, C and R shares of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                       ---------------------------------
                       AIM INTERNATIONAL ALLOCATION FUND
                       ---------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY                                  1
------------------------------------------------------
PERFORMANCE INFORMATION                              1
------------------------------------------------------
Annual Total Returns                                 1
Performance Table                                    2
FEE TABLE AND EXPENSE EXAMPLE                        2
------------------------------------------------------
Fee Table                                            2
Expense Example                                      3
HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                        4
------------------------------------------------------
INVESTMENT OBJECTIVE, STRATEGIES AND RISKS           5
------------------------------------------------------
Objective and Strategies                             5
Risks                                                5
DISCLOSURE OF PORTFOLIO HOLDINGS                     7
------------------------------------------------------
FUND MANAGEMENT                                      7
------------------------------------------------------
The Advisors                                         7
Advisor Compensation                                 8
Portfolio Manager                                    8
OTHER INFORMATION                                    8
------------------------------------------------------
Sales Charges                                        8
Dividends and Distributions                          8
FINANCIAL HIGHLIGHTS                                 9
------------------------------------------------------
GENERAL INFORMATION                                A-1
------------------------------------------------------
Choosing a Share Class                             A-1
Share Class Eligibility                            A-1
Distribution and Service (12b-1) Fees              A-2
Initial Sales Charges (Class A Shares
  Only)                                            A-2
Contingent Deferred Sales Charges (CDSCs)          A-4
Redemption Fees                                    A-5
Purchasing Shares                                  A-6
Redeeming Shares                                   A-8
Exchanging Shares                                  A-9
Rights Reserved by the Funds                      A-11
Pricing of Shares                                 A-11
Taxes                                             A-12
Payments to Financial Advisors                    A-13
Excessive Short-Term Trading Activity
  (Market Timing) Disclosures                     A-13
OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------


The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc. and AIM Funds Management Inc.

    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                       ---------------------------------
                       AIM INTERNATIONAL ALLOCATION FUND
                       ---------------------------------

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

The fund's investment objective is to provide long-term growth of capital.
    The fund is a "fund of funds," and invests its assets in other underlying mutual funds advised by Invesco Aim Advisors, Inc. (the advisor or Invesco Aim). The fund seeks to meet its objective by investing its assets in a selection of underlying funds that invest primarily in global or international securities. The underlying funds may invest a portion of their assets in securities of domestic issuers. The fund's target allocation is to invest 100% of its total assets in underlying funds that invest primarily in equity securities.
    The fund's investment performance depends on the investment performance of the underlying funds in which it invests. Therefore, the risks associated with an investment in a fund of funds, such as the fund, are also the risks associated with an investment in the underlying funds.
    Among the principal risks of investing in the fund and the underlying funds, which could adversely affect the fund's net asset value, yield and total return are:


Fund of Funds Risk       Foreign Securities Risk      Interest Rate Risk  Cash/Cash Equivalents Risk
Market Risk              Convertible Securities Risk  High Yield Risk     Non-Diversification Risk
Equity Securities Risk   IPO Investment Risk          Short Sales Risk    Limited Number of Holdings Risk


    Please see "Investment Objective, Strategies and Risks" for a description of these risks.
    There is a risk that you could lose all or a portion of your investment in the fund and that the income that you receive from the fund may vary. The value of your investment in the fund will go up and down with the prices of the securities held by the underlying funds in which the fund invests.
    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows the changes in performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total return shown would be lower.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
12/31/06...............................................................  26.42%
12/31/07...............................................................  10.37%



    The Class A shares' year-to-date total return as of March 31, 2008 was -10.68%.


    During the period shown in the bar chart, the highest quarterly return was 10.27% (quarter ended March 31, 2006) and the lowest quarterly return was -1.95% (quarter ended December 31, 2007).

                       ---------------------------------
                       AIM INTERNATIONAL ALLOCATION FUND
                       ---------------------------------

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payments of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------------------
                                                                        SINCE      INCEPTION
(for the periods ended December 31, 2007)                     1 YEAR   INCEPTION     DATE
--------------------------------------------------------------------------------------------
Class A                                                                            10/31/05
  Return Before Taxes                                          4.33%     17.60%
  Return After Taxes on Distributions                          3.76      16.76
  Return After Taxes on Distributions and Sale of Fund
     Shares                                                    3.53      14.85
Class B                                                                            10/31/05
  Return Before Taxes                                          4.61      18.73
Class C                                                                            10/31/05
  Return Before Taxes                                          8.53      19.82
Class R                                                                            10/31/05
  Return Before Taxes                                         10.16      20.45
--------------------------------------------------------------------------------------------
MSCI EAFE--Registered Trademark-- Index(1)                    11.17      20.80     10/31/05
Lipper International Multi-Cap Core Funds Index(1,2)          12.61      20.60     10/31/05
--------------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for Class B, C and R shares will vary.
(1) The Morgan Stanley Capital International Europe, Australasia and Far East Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. In addition, the Lipper International Multi-Cap Core Funds Index (which may or may not include the fund) is included for comparison to a peer group.

(2) The Lipper International Multi-Cap Core Funds Index is an equally weighted representation of the largest funds in the Lipper International Multi-Cap Core Funds category. These funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI. The S&P/Citigroup World ex U.S. BMI is a subset of the developed markets portion of the S&P/Citigroup Global BMI, excluding the United States. The S&P/Citigroup Global BMI is an unmanaged float adjusted index that reflects the stock markets of all countries that meet certain market capitalization criteria.



FEE TABLE AND EXPENSE EXAMPLE

--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
-----------------------------------------------------------------------------------
(fees paid directly from your
investment)                         CLASS A       CLASS B     CLASS C     CLASS R
-----------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering
price)                                 5.50%        None        None        None

Maximum Deferred Sales Charge
(Load)
(as a percentage of original
purchase price or redemption
proceeds, whichever is less)           None(1)      5.00%       1.00%       None(1)

Redemption/Exchange Fee
(as a percentage of amount
redeemed/exchanged)                    2.00%(2)     2.00%(2)    2.00%(2)    2.00%(2)
-----------------------------------------------------------------------------------

                       ---------------------------------
                       AIM INTERNATIONAL ALLOCATION FUND
                       ---------------------------------


ANNUAL FUND OPERATING EXPENSES(3)
-----------------------------------------------------------------------------------
(expenses that are deducted from
fund assets)                          CLASS A     CLASS B     CLASS C     CLASS R
-----------------------------------------------------------------------------------
Management Fees(4)                      None        None        None        None

Distribution and/or Service (12b-1)
Fees                                    0.25%       1.00%       1.00%       0.50%

Other Expenses(5)                       0.35        0.35        0.35        0.35

Acquired Fund Fees and Expenses(6)      0.96        0.96        0.96        0.96

Total Annual Fund Operating Expenses    1.56        2.31        2.31        1.81

Fee Waiver(5)                           0.16        0.16        0.16        0.16

Net Annual Fund Operating Expenses      1.40        2.15        2.15        1.65
-----------------------------------------------------------------------------------


(1) A contingent deferred sales charge may apply in some cases. See "General Information--Contingent Deferred Sales Charges (CDSCs)".
(2) You may be charged a 2.00% fee on redemptions or exchanges of Class A, B, C and R shares held 30 days or less. See "General Information--Redemption Fees" for more information.

(3) There is no guarantee that actual expenses will be the same as those shown in the table.


(4) The fund does not pay a management fee directly, however, the advisor receives a fee indirectly as a result of the funds' investments in underlying funds also advised by Invesco Aim. See Acquired Fund Fees and Expenses below.


(5) The fund's advisor has contractually agreed to reimburse expenses to the extent necessary to limit Other Expenses (excluding certain items discussed below) to 0.18% on Class A, Class B, Class C and Class R shares, through at least June 30, 2008. Therefore, the fund's operating expenses are limited to 0.43%, 1.18%, 1.18% and 0.68% for Class A, Class B, Class C and Class R shares, respectively. In determining the advisor's obligation to reimburse expenses, the following expenses are not taken into account, and could cause the Other Expenses to exceed the numbers reflected above: (i) Rule 12b-1 fees; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items; (vi) expenses related to a merger or reorganization, as approved by the fund's board of trustees; and (vii) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from the banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund.


(6) Acquired Fund Fees and Expenses are not fees or expenses incurred by the fund directly but are fees and expenses, including management fees, of the investment companies in which the fund invests. As a result, the Net Annual Fund Operating Expenses will exceed the expense limits above. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. The impact of the Acquired Fund Fees and Expenses are included in the total returns of the fund.


    If a financial institution is managing your account, you may also be charged a transaction or other fee by such financial institution.
    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.
    The expense example assumes you:
  (i)  invest $10,000 in the fund for the time periods indicated;
  (ii) redeem all of your shares at the end of the periods indicated;
  (iii)earn a 5% return on your investment before operating expenses each year;
  (iv) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements and includes the estimated indirect expenses of the underlying funds); and
  (v) incur applicable initial sales charges (see "General Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge).
    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $685    $1,001    $1,339     $2,292
Class B                                      718     1,006     1,421      2,446(1)
Class C                                      318       706     1,221      2,633
Class R                                      168       554       965      2,113
--------------------------------------------------------------------------------


    You would pay the following expenses if you did not redeem your shares:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $685    $1,001    $1,339     $2,292
Class B                                      218       706     1,221      2,446(1)
Class C                                      218       706     1,221      2,633
Class R                                      168       554       965      2,113
--------------------------------------------------------------------------------


(1) Assumes conversion of Class B shares to Class A shares, which occurs on or about the end of the month which is at least 8 years after the date on which shares were purchased, lowering your annual fund operating expenses from that time on.

                       ---------------------------------
                       AIM INTERNATIONAL ALLOCATION FUND
                       ---------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between Invesco Aim Advisors, Inc. and certain of its affiliates and the New York Attorney General requires Invesco Aim Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:

  - You invest $10,000 in the fund and hold it for the entire 10 year period;



  - Your investment has a 5% return before expenses each year;



  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed and includes the estimated indirect expenses of the underlying funds;



  - Hypotheticals both with and without any applicable initial sales charge applied (see "General Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge); and



  - There is no sales charge on reinvested dividends.
    There is no assurance that the annual expense ratio will be the expense ratio for the fund classes for any of the years shown. To the extent that Invesco Aim Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

CLASS A (INCLUDES MAXIMUM
SALES CHARGE)                   YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.40%        1.56%        1.56%        1.56%        1.56%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                        (2.10%)       1.27%        4.75%        8.36%       12.08%
End of Year Balance           $ 9,790.20   $10,126.98   $10,475.35   $10,835.70   $11,208.45
Estimated Annual Expenses     $   684.68   $   155.35   $   160.70   $   166.23   $   171.94
--------------------------------------------------------------------------------------------

CLASS A (INCLUDES MAXIMUM
SALES CHARGE)                   YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
Annual Expense Ratio(1)            1.56%        1.56%        1.56%        1.56%        1.56%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        15.94%       19.93%       24.05%       28.32%       32.74%
End of Year Balance           $11,594.02   $11,992.86   $12,405.41   $12,832.16   $13,273.58
Estimated Annual Expenses     $   177.86   $   183.98   $   190.31   $   196.85   $   203.62
--------------------------------------------------------------------------------------------




CLASS A (WITHOUT MAXIMUM
SALES CHARGE)                   YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.40%        1.56%        1.56%        1.56%        1.56%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         3.60%        7.16%       10.85%       14.66%       18.61%
End of Year Balance           $10,360.00   $10,716.38   $11,085.03   $11,466.35   $11,860.80
Estimated Annual Expenses     $   142.52   $   164.40   $   170.05   $   175.90   $   181.95
--------------------------------------------------------------------------------------------

CLASS A (WITHOUT MAXIMUM
SALES CHARGE)                   YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.56%        1.56%        1.56%        1.56%        1.56%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        22.69%       26.91%       31.27%       35.79%       40.46%
End of Year Balance           $12,268.81   $12,690.85   $13,127.42   $13,579.00   $14,046.12
Estimated Annual Expenses     $   188.21   $   194.69   $   201.38   $   208.31   $   215.48
--------------------------------------------------------------------------------------------




CLASS B(2)                      YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            2.15%        2.31%        2.31%        2.31%        2.31%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         2.85%        5.62%        8.46%       11.38%       14.37%
End of Year Balance           $10,285.00   $10,561.67   $10,845.78   $11,137.53   $11,437.13
Estimated Annual Expenses     $   218.06   $   240.78   $   247.26   $   253.91   $   260.74
--------------------------------------------------------------------------------------------

CLASS B(2)                      YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            2.31%        2.31%        2.31%        1.56%        1.56%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        17.45%       20.61%       23.85%       28.11%       32.52%
End of Year Balance           $11,744.78   $12,060.72   $12,385.15   $12,811.20   $13,251.91
Estimated Annual Expenses     $   267.75   $   274.95   $   282.35   $   196.53   $   203.29
--------------------------------------------------------------------------------------------




CLASS C(2)                      YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            2.15%        2.31%        2.31%        2.31%        2.31%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         2.85%        5.62%        8.46%       11.38%       14.37%
End of Year Balance           $10,285.00   $10,561.67   $10,845.78   $11,137.53   $11,437.13
Estimated Annual Expenses     $   218.06   $   240.78   $   247.26   $   253.91   $   260.74
--------------------------------------------------------------------------------------------

CLASS C(2)                      YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            2.31%        2.31%        2.31%        2.31%        2.31%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        17.45%       20.61%       23.85%       27.18%       30.60%
End of Year Balance           $11,744.78   $12,060.72   $12,385.15   $12,718.31   $13,060.44
Estimated Annual Expenses     $   267.75   $   274.95   $   282.35   $   289.95   $   297.74
--------------------------------------------------------------------------------------------




CLASS R                         YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.65%        1.81%        1.81%        1.81%        1.81%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         3.35%        6.65%       10.05%       13.56%       17.18%
End of Year Balance           $10,335.00   $10,664.69   $11,004.89   $11,355.95   $11,718.20
Estimated Annual Expenses     $   167.76   $   190.05   $   196.11   $   202.37   $   208.82
--------------------------------------------------------------------------------------------

CLASS R                         YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.81%        1.81%        1.81%        1.81%        1.81%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        20.92%       24.78%       28.76%       32.87%       37.10%
End of Year Balance           $12,092.01   $12,477.75   $12,875.79   $13,286.52   $13,710.36
Estimated Annual Expenses     $   215.48   $   222.36   $   229.45   $   236.77   $   244.32
--------------------------------------------------------------------------------------------


(1) Your actual expenses may be higher or lower than those shown.

(2) The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through six for Class B and year one for Class C has not been deducted.

                       ---------------------------------
                       AIM INTERNATIONAL ALLOCATION FUND
                       ---------------------------------

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

OBJECTIVE AND STRATEGIES

The fund's investment objective is to provide long-term growth of capital. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.
    The fund seeks to meet its objective by investing its assets in a selection of underlying funds that invest primarily in global or international securities. The underlying funds may invest a portion of their assets in securities of domestic issuers. The fund's target allocation is to invest 100% of its total assets in underlying funds that invest primarily in equity securities. A portion of the underlying fund's assets may be invested in fixed-income securities.
    The advisor uses a three-step process to create the fund's portfolio. The first step is a strategic asset allocation by the advisor among broad asset classes. The second step involves the actual selection by the advisor of underlying funds to represent the broad asset classes and the determination by the advisor of target weightings in these underlying funds. The third step is the ongoing monitoring of a fund's asset class allocations, underlying funds and target weightings.
    The advisor monitors the selection of underlying funds to ensure that they continue to conform to the fund's asset class allocations and rebalances the fund's investments in the underlying funds on an annual basis to keep them within their target weightings. However, the advisor has the ability to rebalance on a more frequent basis if it believes it is appropriate to do so. The advisor may change the fund's asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. A list of the underlying funds and their target weightings is located in the fund's Statement of Additional Information.
    The underlying funds may invest in synthetic and derivative instruments. Synthetic and derivative instruments are investments that have economic characteristics similar to an underlying fund's direct investments. Synthetic and derivative instruments that an underlying fund may invest in include warrants, futures contracts, options, exchange-traded funds and American depository receipts. Synthetic and derivative instruments may have the effect of leveraging an underlying fund's portfolio.

    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A large amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of a fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.


RISKS


The principal risks of investing in the fund and the underlying funds are:

    Fund of Funds Risk--The fund pursues its investment objective by investing its assets in other underlying funds rather than investing directly in stocks, bonds, cash or other investments. The fund's investment performance depends on the investment performance of the underlying funds in which it invests. Therefore, the risks associated with an investment in a fund of funds, like the fund, are also the risks associated with an investment in the underlying funds.
    There is a risk that the advisor's evaluations and assumptions regarding the fund's broad asset classes or the underlying funds in which the fund invests may be incorrect based on actual market conditions. There is a risk that the fund will vary from the target weightings in the underlying funds due to factors such as market fluctuations. There can be no assurance that the underlying funds will achieve their investment objectives, and the performance of the underlying funds may be lower than the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the fund. If that were to occur, the fund might be forced to withdraw its investment from the underlying fund at a time that is unfavorable to the fund.
    Based on the structure of the fund, the fund is limited to investing in underlying funds that are part of The AIM Family of Funds(R). Moreover, the advisor has the ability to select and substitute the underlying funds in which the fund invests, and may be subject to potential conflicts of interest in selecting underlying funds because it may receive higher fees from certain underlying funds than others. However, as a fiduciary to the fund, the advisor is required to act in the fund's best interest when selecting underlying funds.
    Because the fund is a fund of funds, the fund is subject to the risks associated with the underlying funds in which it invests. The risks of an investment in the underlying funds are set forth below:
    Market Risk--The prices of and the income generated by securities held by the underlying funds may decline in response to certain events, including those directly involving the companies whose securities are owned by the underlying funds; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.
    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. These factors will probably affect the equity securities of smaller companies more than the equity securities of larger, more-established companies. Also, because equity securities of smaller companies may not be traded as often as equity securities of larger, more-established companies, it may be difficult or impossible for the underlying fund to sell securities at a desirable price.

                       ---------------------------------
                       AIM INTERNATIONAL ALLOCATION FUND
                       ---------------------------------


    Foreign Securities Risk--The dollar value of an underlying fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of an underlying fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

    Convertible Securities Risk--The values of convertible securities in which an underlying fund may invest will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, because these types of securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and a price that is unfavorable to the underlying fund.
    IPO Investment Risk--Certain of the underlying funds may participate in the initial public offering (IPO) market in some market cycles. If the underlying funds have a smaller asset base, any investment an underlying fund may make in IPOs may significantly affect the underlying fund's total return. As the underlying fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on that fund's total return.

    Interest Rate Risk--Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular bond, the greater is its price sensitivity to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.

    High Yield Risk--High yield risk is a form of credit risk. Securities that are below investment grade are regarded as having predominately speculative characteristics with respect to the capacity to pay interest and repay principal. Lower rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, the fund may incur additional expenses to seek recovery.
    The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the fund could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of the fund's shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

    Short Sales Risk--An underlying fund may engage in non-covered short sales, which means selling a security that it does not own in anticipation of purchasing the same security at a later date at a lower price. The underlying fund will not sell a security short, if as a result of such short sale, the aggregate market value of all securities sold short exceeds 10% of the underlying fund's net assets. If the underlying fund sells a security short, and the security increases in value, the underlying fund will have to pay the higher price to purchase the security. Since there is no limit on how much the price of the security can increase, the underlying fund's exposure is unlimited. The more the underlying fund pays to purchase the security, the more it will lose on the transaction and the more the price of your shares will be affected. The underlying fund will also incur transaction costs to engage in this practice.

    Cash/Cash Equivalents Risk--To the extent that an underlying fund holds cash or cash equivalents rather than equity securities, the underlying fund may not achieve its investment objective and it may underperform its peer group and benchmark index, particularly during periods of strong market performance.
    Non-Diversification Risk--Certain of the underlying funds in which the fund invests are "non-diversified" meaning that they can invest a greater portion of its assets in the obligations of a single issuer than a diversified fund can. To the extent that a large percentage of an underlying fund's assets may be invested in a limited number of issuers, a change in the value of the issuers' securities could affect the value of the underlying fund.

    Limited Number of Holdings Risk--Because a large percentage of an underlying fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investment in an underlying fund.

                       ---------------------------------
                       AIM INTERNATIONAL ALLOCATION FUND
                       ---------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for the fund is available at http://www.invescoaim.com. To reach this information, access the fund's overview page on the website. Links to the following fund information are located in the upper right side of this website page:

---------------------------------------------------------------------------------------------------------------------------------
                                                    APPROXIMATE DATE OF                          INFORMATION REMAINS
INFORMATION                                           WEBSITE POSTING                             POSTED ON WEBSITE
---------------------------------------------------------------------------------------------------------------------------------
 Top ten holdings as of month-end        15 days after month-end                      Until posting of the following month's top
                                                                                      ten holdings
---------------------------------------------------------------------------------------------------------------------------------
 Complete portfolio holdings as of       30 days after calendar quarter-end           For one year
 calendar quarter-end
---------------------------------------------------------------------------------------------------------------------------------

    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information, which is available at http://www.invescoaim.com.

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS


Invesco Aim serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.


    The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the fund and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the fund:

    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at Bleichstrasse 60-62, Frankfurt, Germany 60313, which has acted as an investment advisor since 1998.
    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.
    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.
    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.
    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at One Midtown Plaza, 1360 Peachtree Street, N.E., Suite 100, Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.
    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.
    Invesco Institutional (N.A.), Inc. (Invesco Institutional), located at One Midtown Plaza, 1360 Peachtree Street, N.E., Suite 100, Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.
    Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.

    AIM Funds Management Inc. (AFMI), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1994. AFMI anticipates changing its name to Invesco Trimark Investment Management Inc. on or prior to December 31, 2008.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.
    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

                       ---------------------------------
                       AIM INTERNATIONAL ALLOCATION FUND
                       ---------------------------------

ADVISOR COMPENSATION

The advisor does not receive a management fee from the fund.

    Invesco Aim, not the fund, pays sub-advisory fees, if any.


    A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement of the fund is available in the fund's most recent report to shareholders for the six-month period ended June 30.


PORTFOLIO MANAGER

The fund is not actively managed, however, Gary K. Wendler, Director of Product Line Strategy and Investment Services for an affiliate of the advisor, assisted by a group of research professionals, determines the asset class allocation, underlying fund selections and target weightings for the fund. He has been responsible for the fund since its inception in 2005 and has been associated with the advisor and/or its affiliates since 1995.
    The underlying funds are actively managed by investment professionals. More information on the investment professionals managing the underlying funds may be found on our website http://www.invescoaim.com. The website is not a part of this prospectus.
    The fund's Statement of Additional Information provides additional information about the portfolio manager's investments in the fund, a description of his compensation structure, and information regarding other accounts he manages.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM International Allocation Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "General Information--Initial Sales Charges (Class A Shares Only)" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to a contingent deferred sales charge. Purchases of Class B and Class C shares are subject to a contingent deferred sales charge. Certain purchases of Class R shares may be subject to a contingent deferred sales charge. For more information on contingent deferred sales charges, see "General Information--Contingent Deferred Sales Charges (CDSCs)" section of this prospectus.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist of both capital gains and ordinary income.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS


The fund generally distributes long-term and short-term capital gains, if any, annually, but may declare and pay capital gains distributions more than once per year as permitted by law.

                       ---------------------------------
                       AIM INTERNATIONAL ALLOCATION FUND
                       ---------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.
    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.



                                                                                 CLASS A
                                                              ----------------------------------------------
                                                                    YEAR ENDED            OCTOBER 31, 2005
                                                                   DECEMBER 31,          (COMMENCEMENT DATE)
                                                              -----------------------      TO DECEMBER 31,
                                                                2007           2006             2005
                                                              --------       --------    -------------------
Net asset value, beginning of period                          $  13.29       $  10.71          $10.12
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                        0.32           0.42            0.32
------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          1.05           2.41            0.47
============================================================================================================
    Total from investment operations                              1.37           2.83            0.79
============================================================================================================
Less distributions:
  Dividends from net investment income                           (0.26)         (0.23)          (0.20)
------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.26)         (0.02)             --
============================================================================================================
    Total distributions                                          (0.52)         (0.25)          (0.20)
============================================================================================================
Redemption fees added to shares of beneficial interest            0.00           0.00              --
============================================================================================================
Net asset value, end of period                                $  14.14       $  13.29          $10.71
____________________________________________________________________________________________________________
============================================================================================================
Total return(b)                                                  10.37%         26.42%           7.78%
____________________________________________________________________________________________________________
============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $280,140       $129,474          $5,848
____________________________________________________________________________________________________________
============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  0.44%(c)       0.44%           0.43%(d)
------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               0.60%(c)       0.84%           7.30%(d)
============================================================================================================
Estimated acquired fund fees from underlying funds(e)             0.96%          1.01%           1.15%
============================================================================================================
Ratio of net investment income to average net assets              2.25%(c)       3.36%          17.87%(d)
____________________________________________________________________________________________________________
============================================================================================================
Portfolio turnover rate(f)                                           2%             2%            0.3%
____________________________________________________________________________________________________________
============================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $222,540,726.


(d) Annualized.


(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.


(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                       ---------------------------------
                       AIM INTERNATIONAL ALLOCATION FUND
                       ---------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                CLASS B
                                                              --------------------------------------------
                                                                   YEAR ENDED           OCTOBER 31, 2005
                                                                  DECEMBER 31,         (COMMENCEMENT DATE)
                                                              ---------------------       DECEMBER 31,
                                                               2007          2006             2005
                                                              -------       -------    -------------------
Net asset value, beginning of period                          $ 13.23       $ 10.70          $10.12
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                       0.21          0.32            0.31
----------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         1.05          2.41            0.46
==========================================================================================================
    Total from investment operations                             1.26          2.73            0.77
==========================================================================================================
Less distributions:
  Dividends from net investment income                          (0.17)        (0.18)          (0.19)
----------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.26)        (0.02)             --
==========================================================================================================
    Total distributions                                         (0.43)        (0.20)          (0.19)
==========================================================================================================
Redemption fees added to shares of beneficial interest           0.00          0.00              --
==========================================================================================================
Net asset value, end of period                                $ 14.06       $ 13.23          $10.70
__________________________________________________________________________________________________________
==========================================================================================================
Total return(b)                                                  9.61%        25.50%           7.65%
__________________________________________________________________________________________________________
==========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $40,466       $21,839          $1,430
__________________________________________________________________________________________________________
==========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.19%(c)      1.19%           1.18%(d)
----------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.34%(c)      1.59%           8.05%(d)
==========================================================================================================
Estimated acquired fund fees from underlying funds(e)            0.96%         1.01%           1.15%
==========================================================================================================
Ratio of net investment income to average net assets             1.50%(c)      2.61%          17.12%(d)
__________________________________________________________________________________________________________
==========================================================================================================
Portfolio turnover rate(f)                                          2%            2%            0.3%
__________________________________________________________________________________________________________
==========================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $33,886,778.


(d) Annualized.


(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.


(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                       ---------------------------------
                       AIM INTERNATIONAL ALLOCATION FUND
                       ---------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                CLASS C
                                                              --------------------------------------------
                                                                   YEAR ENDED           OCTOBER 31, 2005
                                                                  DECEMBER 31,         (COMMENCEMENT DATE)
                                                              ---------------------      TO DECEMBER 31,
                                                               2007          2006             2005
                                                              -------       -------    -------------------
Net asset value, beginning of period                          $ 13.23       $ 10.70          $10.12
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                       0.21          0.32            0.31
----------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         1.04          2.41            0.46
==========================================================================================================
    Total from investment operations                             1.25          2.73            0.77
==========================================================================================================
Less distributions:
  Dividends from net investment income                          (0.17)        (0.18)          (0.19)
----------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.26)        (0.02)             --
==========================================================================================================
    Total distributions                                         (0.43)        (0.20)          (0.19)
==========================================================================================================
Redemption fees added to shares of beneficial interest           0.00          0.00              --
==========================================================================================================
Net asset value, end of period                                $ 14.05       $ 13.23          $10.70
__________________________________________________________________________________________________________
==========================================================================================================
Total return(b)                                                  9.53%        25.50%           7.65%
__________________________________________________________________________________________________________
==========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $89,841       $39,826          $1,937
__________________________________________________________________________________________________________
==========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.19%(c)      1.19%           1.18%(d)
----------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.35%(c)      1.59%           8.05%(d)
==========================================================================================================
Estimated acquired fund fees from underlying funds(e)            0.96%         1.01%           1.15%
==========================================================================================================
Ratio of net investment income to average net assets             1.50%(c)      2.61%          17.12%(d)
__________________________________________________________________________________________________________
==========================================================================================================
Portfolio turnover rate(f)                                          2%            2%            0.3%
__________________________________________________________________________________________________________
==========================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $69,794,119.


(d) Annualized.


(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.


(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                       ---------------------------------
                       AIM INTERNATIONAL ALLOCATION FUND
                       ---------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                               CLASS R
                                                              ------------------------------------------
                                                                  YEAR ENDED          OCTOBER 31, 2005
                                                                 DECEMBER 31,        (COMMENCEMENT DATE)
                                                              -------------------      TO DECEMBER 31,
                                                               2007         2006            2005
                                                              ------       ------    -------------------
Net asset value, beginning of period                          $13.27       $10.71          $10.12
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                      0.29         0.39            0.32
--------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)        1.05         2.40            0.46
========================================================================================================
    Total from investment operations                            1.34         2.79            0.78
========================================================================================================
Less distributions:
  Dividends from net investment income                         (0.23)       (0.21)          (0.19)
--------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.26)       (0.02)             --
========================================================================================================
    Total distributions                                        (0.49)       (0.23)          (0.19)
========================================================================================================
Redemption fees added to shares of beneficial interest          0.00         0.00              --
========================================================================================================
Net asset value, end of period                                $14.12       $13.27          $10.71
________________________________________________________________________________________________________
========================================================================================================
Total return(b)                                                10.16%       26.07%           7.77%
________________________________________________________________________________________________________
========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $4,211       $1,071          $   74
________________________________________________________________________________________________________
========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                0.69%(c)     0.69%           0.68%(d)
--------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             0.85%(c)     1.09%           7.55%(d)
========================================================================================================
Estimated acquired fund fees from underlying funds(e)           0.96%        1.01%           1.15%
========================================================================================================
Ratio of net investment income to average net assets            2.00%(c)     3.11%          17.62%(d)
________________________________________________________________________________________________________
========================================================================================================
Portfolio turnover rate(f)                                         2%           2%            0.3%
________________________________________________________________________________________________________
========================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year


(c) Ratios are based on average daily net assets of $2,737,413.


(d) Annualized.


(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.


(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                                  THE AIM FUNDS

General Information

In addition to the fund, Invesco Aim serves as investment advisor to many other mutual funds that are offered to retail investors. The following information is about all the AIM funds that offer retail share classes.

CHOOSING A SHARE CLASS

Each of the funds offer multiple classes of shares. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular class, (ii) the initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to the class, (iii) the 12b-1 fee, if any, paid by the class, and (iv) any services you may receive from a financial intermediary. Please contact your financial advisor to assist you in making your decision. Please refer to the prospectus fee table for more information on the fees and expenses of a particular fund's share classes. In addition to the share classes shown in the chart below, AIM Money Market Fund offers AIM Cash Reserve Shares and AIM Summit Fund offers Class P shares.

                          AIM FUND RETAIL SHARE CLASSES

        CLASS A               CLASS A3                CLASS B               CLASS C               CLASS R           INVESTOR CLASS
---------------------  ---------------------  ---------------------  --------------------- --------------------- -------------------
-    Initial sales     -    No initial sales  -    No initial sales  -    No initial sales -    No initial sales -   No initial
     charge which may       charge                 charge                 charge                charge               sales charge
     be waived or
     reduced

-    Contingent        -    No contingent     -    Contingent        -    Contingent       -    Contingent       -    No contingent
     deferred sales         deferred sales         deferred sales         deferred sales        deferred sales        deferred sales
     charge on certain      charge                 charge on              charge on             charge on             charge
     redemptions                                   redemptions            redemptions           certain
                                                   within six             within one            redemptions
                                                   years                  year(3)

-    12b-1 fee of      -    12b-1 fee of      -    12b-1 fee of      -    12b-1 fee of     -    12b-1 fee of     -    12b-1 fee of
     0.25%(1)               0.25%                  1.00%                  1.00%(4)              0.50%                 0.25%(1)

                       -    Does not convert  -    Converts to Class -    Does not convert -    Does not convert -    Does not
                            to Class A shares      A shares on or         to Class A            to Class A            convert to
                                                   about the end of       shares                shares                Class A shares
                                                   the month which
                                                   is at least eight
                                                   years after the
                                                   date on which
                                                   shares were
                                                   purchased along
                                                   with a pro rata
                                                   portion of
                                                   reinvested
                                                   dividends and
                                                   distributions(2)

-    Generally more    -    Available only    -    Purchase orders   -    Generally more   -    Generally,       -    Generally
     appropriate for        through a limited      limited to amount      appropriate for       available only        closed to new
     long-term              number of funds        less than              short-term            to employee           investors
     investors                                     $100,000               investors             benefit plans

                                                                     -    Purchase orders
                                                                          limited to
                                                                          amounts less
                                                                          than $1,000,000

----------
(1) Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

(2)  Class B shares of AIM Money Market Fund convert to AIM Cash Reserve Shares.

(3) CDSC does not apply to redemption of Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund unless you received Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund through an exchange from Class C shares from another AIM Fund that is still subject to a CDSC.

(4)  Class C shares of AIM Floating Rate Fund have a 12b-1 fee of 0.75%.

SHARE CLASS ELIGIBILITY

CLASS A, A3, B, C AND AIM CASH RESERVE SHARES

Class A, A3, B, C and AIM Cash Reserve Shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and employee benefit plans. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial advisor and any other intermediaries who will be involved in the servicing of your account when choosing a share class.

     Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code (the Code). These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. However, plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

CLASS P SHARES

In addition to the other share classes discussed herein, the AIM Summit Fund offers Class P shares, which were historically sold only through the AIM Summit Investors Plans I and II (each a Plan and, collectively, the Summit Plans). Class P shares are sold with no initial sales charge and have a 12b-1 fee of 0.10%. However, Class P shares are not sold to members of the general public. Only shareholders who had accounts in the Summit Plans at the close of business on December 8, 2006 may purchase Class P shares and only until the total of their combined investments in the Summit Plans and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. For a Plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30 year extended investment option.

MCF-5/08

                                  THE AIM FUNDS

CLASS R SHARES

Class R shares are generally available only to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Code; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.

INVESTOR CLASS SHARES

Some of the funds offer Investor Class shares. Investor Class shares are sold with no initial sales charge and have a maximum 12b-1 fee of 0.25%. Investor Class shares are not sold to members of the general public. Only the following persons may purchase Investor Class shares:

- Investors who established accounts prior to April 1, 2002, in Investor Class shares who have continuously maintained an account in Investor Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons). These investors are referred to as "grandfathered investors."

- Customers of certain financial intermediaries which have had relationships with the funds' distributor or any funds that offered Investor Class shares prior to April 1, 2002, who have continuously maintained such relationships. These intermediaries are referred to as "grandfathered intermediaries."

- Employee benefit plans; provided, however, that retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Code in order to purchase Investor Class shares, unless the plan is considered a grandfathered investor or the account is opened through a grandfathered intermediary. Investor Class shares are generally not available for IRAs, unless the IRA depositor is considered a grandfathered investor or the account is opened through a grandfathered intermediary.

- Any trustee, director, officer or employee of any fund or of Invesco Ltd. or any of its subsidiaries or affiliates, or any employee benefit plan maintained by any of them (this includes any immediate family members of such persons).

DISTRIBUTION AND SERVICE (12B-1) FEES

Except as noted below, each fund has adopted a distribution plan pursuant to SEC Rule 12b-1. A 12b-1 plan allows a fund to pay distribution fees to Invesco Aim Distributors, Inc. (Invesco Aim Distributors) to compensate or reimburse, as applicable, Invesco Aim Distributors for its efforts in connection with the sale and distribution of the fund's shares and for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     The following funds and share classes do not have 12b-1 plans:

-    AIM Tax-Free Intermediate Fund, Class A shares.

-    AIM Money Market Fund, Investor Class shares.

-    AIM Tax-Exempt Cash Fund, Investor Class shares.

-    Premier Portfolio, Investor Class shares.

-    Premier U.S. Government Money Portfolio, Investor Class shares.

-    Premier Tax-Exempt Portfolio, Investor Class shares.

INITIAL SALES CHARGES (CLASS A SHARES ONLY)

The funds are grouped into four categories for determining initial sales charges. The "Other Information" section of each fund's prospectus will tell you the sales charge category in which the fund is classified. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

CATEGORY I INITIAL SALES CHARGES

                                    INVESTOR'S SALES CHARGE
                                    -----------------------
                                     AS A % OF
AMOUNT INVESTED                       OFFERING    AS A % OF
IN A SINGLE TRANSACTION                PRICE     INVESTMENT
-----------------------              ---------   ----------
Less than              $   25,000      5.50%        5.82%
$ 25,000 but less than $   50,000      5.25         5.54
$ 50,000 but less than $  100,000      4.75         4.99
$100,000 but less than $  250,000      3.75         3.90
$250,000 but less than $  500,000      3.00         3.09
$500,000 but less than $1,000,000      2.00         2.04

CATEGORY II INITIAL SALES CHARGES

                                    INVESTOR'S SALES CHARGE
                                    -----------------------
                                     AS A % OF
AMOUNT INVESTED                       OFFERING    AS A % OF
IN A SINGLE TRANSACTION                PRICE     INVESTMENT
-----------------------              ---------   ----------
Less than              $   50,000      4.75%        4.99%
$ 50,000 but less than $  100,000      4.00         4.17
$100,000 but less than $  250,000      3.75         3.90
$250,000 but less than $  500,000      2.50         2.56
$500,000 but less than $1,000,000      2.00         2.04

                                  THE AIM FUNDS

CATEGORY III INITIAL SALES CHARGES

                                    INVESTOR'S SALES CHARGE
                                    -----------------------
                                     AS A % OF
AMOUNT INVESTED                       OFFERING    AS A % OF
IN A SINGLE TRANSACTION                PRICE     INVESTMENT
-----------------------              ---------   ----------
Less than              $  100,000      1.00%        1.01%
$100,000 but less than $  250,000      0.75         0.76
$250,000 but less than $1,000,000      0.50         0.50

CATEGORY IV INITIAL SALES CHARGES

                                    INVESTOR'S SALES CHARGE
                                    -----------------------
                                     AS A % OF
AMOUNT INVESTED                       OFFERING    AS A % OF
IN A SINGLE TRANSACTION                PRICE     INVESTMENT
-----------------------              ---------   ----------
Less than              $  100,000      2.50%        2.56%
$100,000 but less than $  250,000      2.00         2.04
$250,000 but less than $  500,000      1.50         1.52
$500,000 but less than $1,000,000      1.25         1.27

CLASS A SHARES SOLD WITHOUT AN INITIAL SALES CHARGE

Certain categories of investors are permitted to purchase and certain intermediaries are permitted to sell Class A shares of the funds without an initial sales charge because their transactions involve little or no expense. The investors who are entitled to purchase Class A shares without paying an initial sales charge include the following:

- Any current or retired trustee, director, officer or employee of any fund or of Invesco Ltd. or any of its subsidiaries or affiliates, or any foundation, trust or employee benefit plan maintained by any of them (this includes any immediate family members of such persons).

- Any registered representative or employee of any intermediary who has an agreement with Invesco Aim Distributors to sell shares of the funds (this includes any immediate family members of such persons).

- Any investor who purchases their shares through an approved fee-based program (this may include any type of account for which there is some alternative arrangement made between the investor and the intermediary to provide for compensation of the intermediary for services rendered in connection with the sale of the shares and maintenance of the customer relationship).

- Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which Invesco Aim Distributors acts as the prototype sponsor to another retirement plan or individual retirement account for which Invesco Aim Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a fund held through the plan or account.

- Employee benefit plans; provided, however, that they meet at least one of the following requirements:

     a.   the plan has assets of at least $1 million;

     b.   there are at least 100 employees eligible to participate in the plan;
          or

     c. all plan transactions are executed through a single omnibus account per fund; further provided that retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares without paying an initial sales charge based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.

- Any investor who maintains an account in Investor Class shares of a fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons).

-    Qualified Tuition Programs created and maintained in accordance with
     Section 529 of the Code.

-    Insurance company separate accounts.

     No investor will pay an initial sales charge in the following circumstances:

- When buying Class A shares of AIM Tax-Exempt Cash Fund and Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

-    When reinvesting dividends and distributions.

- When exchanging shares of one fund, that were previously assessed a sales charge, for shares of another fund.

- As a result of a fund's merger, consolidation, or acquisition of the assets of another fund.

     Additional information regarding eligibility to purchase shares at reduced or without sales charges is available on the Internet at www.invescoaim.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Please consult the fund's Statement of Additional Information for details.

     Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

                                  THE AIM FUNDS

RIGHTS OF ACCUMULATION

You may combine your new purchases of Class A shares of a fund with other fund shares currently owned (Class A, B, C, P or R) and investments in the AIM College Savings Plan(R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name with the same taxpayer identification number for the purpose of qualifying you for lower initial sales charge rates. There may be other accounts that are eligible to be linked, as described in the fund's Statement of Additional Information. However, if the accounts are not registered in the same name with the same taxpayer identification number, you will have to contact the transfer agent to request that those accounts be linked. The transfer agent will not be responsible for identifying all accounts that may be eligible to be linked.

LETTERS OF INTENT

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of one or more funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will be assessed the higher initial sales charge that would normally be applicable to the amount actually invested.

REINSTATEMENT FOLLOWING REDEMPTION

If you redeem shares of a fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B and P redemptions may be reinvested only into Class A shares with no initial sales charge. This reinstatement privilege does not apply to:

- A purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or

- A purchase paid for with proceeds from the redemption of shares that were held indirectly through an employee benefit plan.

     In order to take advantage of this reinstatement privilege, you must inform your financial advisor or the transfer agent that you wish to do so at the time of your investment.

CONTINGENT DEFERRED SALES CHARGES (CDSCS)

CDSCS ON CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND

You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I, II and IV funds without paying an initial sales charge. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

     If you currently own Class A shares of a Category I, II or IV fund, and make additional purchases without paying an initial sales charge that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

     If Invesco Aim Distributors pays a concession to the dealer of record in connection with a Large Purchase of Class A shares by an employee benefit plan, the Class A shares may be subject to a 1% CDSC if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

     If you acquire AIM Cash Reserve Shares of AIM Money Market Fund, Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund through an exchange involving Class A shares that were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.

CDSCS ON CLASS B SHARES AND ON CLASS C SHARES OF FUNDS OTHER THAN
AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class B and Class C shares are sold without an initial sales charge. However, they are subject to a CDSC. If you redeem your shares during the CDSC period, you will be assessed a CDSC as follows, unless you qualify for one of the CDSC exceptions outlined below:

YEAR SINCE PURCHASE MADE:   CLASS B   CLASS C
-------------------------   -------   -------
First                          5%        1%
Second                         4        None
Third                          3        None
Fourth                         3        None
Fifth                          2        None
Sixth                          1        None
Seventh and following         None      None

CDSCS ON CLASS C SHARES -- EMPLOYEE BENEFIT PLAN

Invesco Aim Distributors pays a concession to the dealer of record in connection with a purchase of Class C shares by an employee benefit plan; the Class C shares are subject to a 1.00% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

CDSCS ON CLASS C SHARES OF AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class C shares of AIM LIBOR Alpha Fund and AIM Short Term Bond Fund are not normally subject to a CDSC. However, if you acquired shares of those funds through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC. Conversely, if you acquire Class C shares of any other fund as a result of an exchange involving Class C shares of

                                  THE AIM FUNDS

AIM LIBOR Alpha Fund or AIM Short Term Bond Fund that were not subject to a CDSC, then the shares acquired as a result of the exchange will not be subject to a CDSC.

CDSCS ON CLASS R SHARES

Class R shares are not normally subject to a CDSC. However, if Invesco Aim Distributors pays a concession to the dealer of record in connection with a purchase of Class R shares by an employee benefit plan, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first and, then, shares in the order of their purchase.

CDSC EXCEPTIONS

Investors who own shares that are otherwise subject to a CDSC will not pay a CDSC in the following circumstances:

- If you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period.

-    If you redeem shares to pay account fees.

- If you are the executor, administrator or beneficiary of an estate or are otherwise entitled to assets remaining in an account following the death or post-purchase disability of a shareholder or beneficial owner and you choose to redeem those shares.

     There are other circumstances under which you may be able to redeem shares without paying CDSCs. Additional information regarding CDSC exceptions is available on the Internet at www.invescoaim.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

     Shares acquired through the reinvestment of dividends and distributions are not subject to CDSCs. The following share classes are sold with no CDSC:

-    Class A shares of any Category III Fund.

-    Class A shares of AIM Tax-Exempt Cash Fund.

- Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

-    AIM Cash Reserve Shares of AIM Money Market Fund.

-    Investor Class shares of any fund.

-    Class P shares of AIM Summit Fund.

REDEMPTION FEES

Certain funds impose a 2% redemption fee (on redemption proceeds) if you redeem or exchange shares within 31 days of purchase. Please refer to the applicable fund's prospectus to determine whether that fund imposes a redemption fee. As of the date of this prospectus, the following funds impose redemption fees:

AIM Asia Pacific Growth Fund
AIM China Fund
AIM Developing Markets Fund
AIM European Growth Fund
AIM European Small Company Fund
AIM Floating Rate Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Health Care Fund
AIM Global Real Estate Fund
AIM Global Small & Mid Cap Growth Fund
AIM Global Value Fund
AIM Gold & Precious Metals Fund
AIM High Yield Fund
AIM International Allocation Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund
AIM International Total Return Fund
AIM Japan Fund
AIM Trimark Fund

     The redemption fee will be retained by the fund from which you are redeeming or exchanging shares, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed on a first-in, first-out basis, which means that you will redeem shares in the order of their purchase.

                                  THE AIM FUNDS

     Redemption fees generally will not be charged in the following circumstances:

- Redemptions and exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to assess the redemption fees.

- Redemptions and exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, variable insurance contracts or separately managed qualified default investment alternative vehicles maintained pursuant to Section 404(c)(5) of the Employee Retirement Income Security Act of 1974, as amended (ERISA), which use the funds as underlying investments.

- Redemptions and exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans.

- Redemptions requested within 31 days following the death or post-purchase disability of an account owner.

-    Redemptions or exchanges initiated by a fund.

     The following shares are not subject to redemption fees, irrespective of whether they are redeemed in accordance with any of the exceptions set forth above:

-    Shares acquired through the reinvestment of dividends and distributions.

-    Shares acquired through systematic purchase plans.

- Shares acquired in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan to the trustee or custodian of another employee benefit plan.

     Shares held by employee benefit plans will only be subject to redemption fees if the shares were acquired by exchange and are redeemed by exchange within 31 days of purchase.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

     Your financial advisor or other intermediary may charge service fees for handling redemption transactions. Your shares also may be subject to a CDSC in addition to the redemption fee.

PURCHASING SHARES

If you hold your shares through a financial advisor or other intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution's policies.

MINIMUM INVESTMENTS

There are no minimum investments for Class P or R shares for fund accounts. The minimum investments for Class A, A3, B, C, and Investor Class shares for fund accounts are as follows:

                                                             INITIAL     ADDITIONAL
                                                           INVESTMENT   INVESTMENTS
TYPE OF ACCOUNT                                             PER FUND      PER FUND
---------------                                            ----------   -----------
Wrap-fee accounts managed by your financial advisor           None          None
Employee benefit plans, SEP, SARSEP and SIMPLE IRA plans      None          None
Any type of account if the investor is purchasing shares
   through a systematic purchase plan                        $   50         $50
IRAs, Roth IRAs and Coverdell ESAs                              250          25
All other accounts                                            1,000          50
Invesco Aim Distributors has the discretion to accept
   orders for lesser amounts.

                                  THE AIM FUNDS

HOW TO PURCHASE SHARES

                        OPENING AN ACCOUNT                                       ADDING TO AN ACCOUNT
                        ------------------                                       --------------------
Through a Financial     Contact your financial advisor.                          Contact your financial advisor.
Advisor

By Mail                 Mail completed account application and check to          Mail your check and the remittance slip
                        the transfer agent, Invesco Aim Investment               from your confirmation statement to the
                        Services, Inc., P.O. Box 4739,                           transfer agent.
                        Houston, TX 77210-4739.

By Wire                 Mail completed account application to the transfer       Call the transfer agent to receive a
                        agent. Call the transfer agent at (800) 959-4246 to      reference number. Then, use the wire
                        receive a reference number. Then, use the wire           instructions provided below.
                        instructions provided below.

Wire Instructions       Beneficiary Bank ABA/Routing #: 021000021
                        Beneficiary Account Number: 00100366807
                        Beneficiary Account Name: Invesco Aim Investment
                        Services, Inc.
                        RFB: Fund Name, Reference #
                        OBI: Your Name, Account #

By Telephone            Open your account using one of the methods               Select the Bank Account Information
                                                                                 option on described above. your completed
                                                                                 account application or complete a
                                                                                 Systematic Options and Bank Information
                                                                                 Form. Mail the application or form to the
                                                                                 transfer agent. Once the transfer agent
                                                                                 has received the form, call the transfer
                                                                                 agent at the number below to place your
                                                                                 purchase order.

Automated Investor      Open your account using one of the methods described     Call the Invesco Aim 24-hour Automated
Line                    above.                                                   Investor Line at 1-800-246-5463. You may
                                                                                 place your order after you have provided
                                                                                 the bank instructions that will be
                                                                                 requested.

By Internet             Open your account using one of the methods described     Access your account at
                        above.                                                   www.invescoaim.com. The proper bank
                                                                                 instructions must have been provided on
                                                                                 your account. You may not purchase shares
                                                                                 in retirement accounts on the internet.

     Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the fund verify and record your identifying information.

SYSTEMATIC PURCHASE PLAN

You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50 per fund. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal. Certain financial advisors and other intermediaries may also offer systematic purchase plans.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic periodic exchanges, if permitted, from one fund to another fund or multiple other funds. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another fund is $50. Certain financial advisors and other intermediaries may also offer dollar cost averaging programs. If you participate in one of these programs and it is the same or similar to Invesco Aim's Dollar Cost Averaging program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

AUTOMATIC DIVIDEND AND DISTRIBUTION INVESTMENT

Your dividends and distributions may be paid in cash or reinvested in the same fund or another fund without paying an initial sales charge. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. If you elect to receive your distributions by check, and the distribution amount is $10 or less, then the amount will be automatically reinvested in the same fund and no check will be issued. If you have elected to receive distributions by check, and the postal service is unable to deliver checks to your address of record, then your distribution election may be converted to having all subsequent distributions reinvested in the same fund and no checks will be issued. You should contact the transfer agent to change your distribution option, and your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

     You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

- Your account balance in the fund paying the dividend or distribution must be at least $5,000; and

- Your account balance in the fund receiving the dividend or distribution must be at least $500.

                                  THE AIM FUNDS

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will not occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice to participating investors. Certain financial advisors and other intermediaries may also offer portfolio rebalancing programs. If you participate in one of these programs and it is the same as or similar to Invesco Aim's program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

RETIREMENT PLANS SPONSORED BY INVESCO AIM DISTRIBUTORS

Invesco Aim Distributors acts as the prototype sponsor for certain types of retirement plan documents. These plan documents are generally available to anyone wishing to invest plan assets in the funds. These documents are provided subject to terms, conditions and fees that vary by plan type. Contact your financial advisor or other intermediary for details.

REDEEMING SHARES

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call during the hours of the customary trading session of the New York Stock Exchange
(NYSE) in order to effect the redemption at that day's net asset value. For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call before the last net asset value determination in order to effect the redemption that day.

HOW TO REDEEM SHARES

Through a Financial       Contact your financial advisor or intermediary
Advisor or Other          (including your retirement plan administrator).
Intermediary

By Mail Send a written request to the transfer agent which includes:

                          -    Original signatures of all registered
                               owners/trustees;

                          - The dollar value or number of shares that you wish to redeem;

                          -    The name of the fund(s) and your account number;
                               and

                          -    Signature guarantees, if necessary (see below).

                          The transfer agent may require that you provide additional documentation, or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA or other type of retirement account, you must complete the appropriate distribution form.

By Telephone              Call the transfer agent at 1-800-959-4246. You will be
                          allowed to redeem by telephone if:

                          - Your redemption proceeds are to be mailed to your address on record (and there has been no change in your address of record within the last 30 days) or transferred electronically to a pre-authorized checking account;

                          -    You do not hold physical share certificates;

                          -    You can provide proper identification
                               information;

                          - Your redemption proceeds do not exceed $250,000 per fund; and

                          - You have not previously declined the telephone redemption privilege.

                          You may, in limited circumstances, initiate a redemption from an Invesco Aim IRA account by telephone. Redemptions from other types of retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form.

Automated Investor Line   Call the Invesco Aim 24-hour Automated Investor Line
                          at 1-800-246-5463. You may place your redemption order
                          after you have provided the bank instructions that
                          will be requested.

By Internet               Place your redemption request at www.invescoaim.com.
                          You will be allowed to redeem by Internet if:

                          -    You do not hold physical share certificates;

                          -    You can provide proper identification
                               information;

                          - Your redemption proceeds do not exceed $250,000 per fund; and

                          -    You have already provided proper bank
                               information.

                          Redemptions from most retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form.

                                  THE AIM FUNDS

TIMING AND METHOD OF PAYMENT

We normally will send out payments within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent). If you redeem shares recently purchased by check or ACH, you may be required to wait up to ten business days before we send your redemption proceeds. This delay is necessary to ensure that the purchase has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted on the NYSE. Redemption checks are mailed to your address of record, via first class U.S. mail, unless you make other arrangements with the transfer agent.

     We use reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

EXPEDITED REDEMPTIONS (AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)

If you place your redemption order by telephone, before 11:30 a.m. Eastern Time and request an expedited redemption, we will transmit payment of redemption proceeds on that same day via federal wire to a bank of record on your account. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we will transmit payment on the next business day.

SYSTEMATIC WITHDRAWALS

You may arrange for regular periodic withdrawals from your account in amounts equal to or greater than $50 per fund. We will redeem the appropriate number of shares from your account to provide redemption proceeds in the amount requested. You must have a total account balance of at least $5,000 in order to establish a Systematic Redemption Plan, unless you are establishing a Required Minimum Distribution for a retirement plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

CHECK WRITING

The transfer agent provides check writing privileges for accounts in the following funds and share classes:

-    AIM Money Market Fund, AIM Cash Reserve Shares and Investor Class shares

-    AIM Tax-Exempt Cash Fund, Class A shares and Investor Class shares

-    Premier Portfolio, Investor Class shares

-    Premier Tax-Exempt Portfolio, Investor Class shares

-    Premier U.S. Government Money Portfolio, Investor Class shares

     You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts. Checks are not eligible to be converted to ACH by the payee. You may not give authorization to a payee by phone to debit your account by ACH for a debt owed to the payee.

SIGNATURE GUARANTEES

We require a signature guarantee in the following circumstances:

-    When your redemption proceeds will equal or exceed $250,000 per fund.

- When you request that redemption proceeds be paid to someone other than the registered owner of the account.

- When you request that redemption proceeds be sent somewhere other than the address of record or bank of record on the account.

- When you request that redemption proceeds be sent to a new address or an address that changed in the last 30 days.

     The transfer agent will accept a guarantee of your signature by a number of different types of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS INITIATED BY THE FUNDS

If your account (Class A, A3, B, C, P and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a Systematic Purchase Plan.

     If the fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which

                                  THE AIM FUNDS

is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Accordingly, the procedures and processes applicable to redemptions of fund shares, as discussed under the heading "Redeeming Shares" above, will apply. Before requesting an exchange, review the prospectus of the fund you wish to acquire.

     All exchanges are subject to the limitations set forth in the prospectuses of the funds. If you wish to exchange shares of one fund for those of another fund, you must consult the prospectus of the fund whose shares you wish to acquire to determine whether the fund is offering shares to new investors and whether you are eligible to acquire shares of that fund.

PERMITTED EXCHANGES

Except as otherwise provided below under "Exchanges Not Permitted", you generally may exchange your shares for shares of the same class of another fund. The following below shows permitted exchanges:

EXCHANGE FROM             EXCHANGE TO
-------------             -----------
AIM Cash Reserve Shares   Class A, A3, B, C, R, Investor Class
Class A                   Class A, A3, Investor Class, AIM Cash Reserve Shares
Class A3                  Class A, A3, Investor Class, AIM Cash Reserve Shares
Investor Class            Class A, A3, Investor Class
Class P                   Class A, A3, AIM Cash Reserve Shares
Class B                   Class B
Class C                   Class C
Class R                   Class R

EXCHANGES NOT PERMITTED

The following exchanges are not permitted:

- Investor Class shares cannot be exchanged for Class A shares of any fund which offers Investor Class shares.

- Exchanges into Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund (also known as the Category III funds) are not permitted.

- Class A Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund cannot be exchanged for Class A3 Shares of those funds.

- AIM Cash Reserve Shares cannot be exchanged for Class B, C or R shares if the shares being exchanged were acquired by exchange from Class A shares of any fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

     Under unusual market conditions, a fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time.

LIMIT ON THE NUMBER OF EXCHANGES

You will generally be limited to four exchanges out of a fund per calendar year (other than the money market funds); provided, however, that the following transactions will not count toward the exchange limitation:

- Exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to apply the exchange limitation.

- Exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments.

- Generally, exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs.

- Exchanges initiated by a fund or by the trustee, administrator or other fiduciary of an employee benefit plan (not in response to distribution or exchange instructions received from a plan participant).

     Each fund reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if the fund, or its designated agent, believes that granting such exceptions would be consistent with the best interests of shareholders.

     There is no limit on the number of exchanges out of AIM Limited Maturity Treasury Fund, AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

     If you exchange shares of one fund for shares of multiple other funds as part of a single transaction, that transaction is counted as one exchange out of a fund.

INITIAL SALES CHARGES AND CDSCS APPLICABLE TO EXCHANGES

You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date

                                  THE AIM FUNDS

you made your initial purchase.

RIGHTS RESERVED BY THE FUNDS

Each fund and its agents reserve the right at any time to:

-    Reject or cancel all or any part of any purchase or exchange order.

- Modify any terms or conditions related to the purchase, redemption or exchange of shares of any fund.

- Reject or cancel any request to establish a Systematic Purchase Plan, Systematic Redemption Plan or Portfolio Rebalancing Program.

- Suspend, change or withdraw all or any part of the offering made by this prospectus.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Boards of Trustees of the funds (collectively, the Board). The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

     Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Invesco Aim determines that the closing price of the security is unreliable, Invesco Aim will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

     Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

     Invesco Aim may use indications of fair value from pricing services approved by the Board. In other circumstances, the Invesco Aim Valuation Committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, Invesco Aim routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

     Specific types of securities are valued as follows:

     Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

     Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, Invesco Aim will value the security at fair value in good faith using procedures approved by the Board.

     Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that Invesco Aim determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Invesco Aim also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco Aim believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco Aim will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

     Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

     Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined

                                  THE AIM FUNDS

without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the Invesco Aim valuation committee will fair value the security using procedures approved by the Board.

     Short-term Securities. The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

     Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

     Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

     Open-end Funds. To the extent a fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

     Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Federal Reserve Bank of New York and the Bank of New York, the fund's custodian, are not open for business or the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if SIFMA recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

     From time to time and in circumstances deemed appropriate by Invesco Aim in its sole discretion, each of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio may remain open for business, during customary business day hours, on a day that the NYSE is closed for business. In such event, on such day you will be permitted to purchase or redeem shares of such funds and net asset values will be calculated for such funds.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

     For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

     For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

     The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year.

                                  THE AIM FUNDS

     Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. Exchanges of shares for shares of another fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax. A fund that is expected to have higher turnover than that of other funds is more likely to generate short-term gain or loss. If a fund does recognize short-term capital gain, it will distribute those gains as ordinary income dividends, which will be subject to tax at a shareholder's tax rate for ordinary income.

     Investors in tax-exempt funds should read the information under the heading "Other Information--Special Tax Information Regarding the Fund" in the applicable fund's prospectus.

     The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

PAYMENTS TO FINANCIAL ADVISORS

The financial advisor or intermediary through which you purchase your shares may receive all or a portion of the sales charges and distribution fees discussed above. In addition to those payments, Invesco Aim Distributors or one or more of its corporate affiliates (collectively, Invesco Aim Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash payments and other payments for certain marketing and support services. Invesco Aim Affiliates make these payments from their own resources, from Invesco Aim Distributors' retention of initial sales charges and from payments to Invesco Aim Distributors made by the funds under their 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with Invesco Aim Affiliates.

     Invesco Aim Affiliates make payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits Invesco Aim Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). Invesco Aim Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The payments Invesco Aim Affiliates make may be calculated based on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Payments may also be calculated based on the average daily net assets of the applicable funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. Invesco Aim Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

     Invesco Aim Affiliates are motivated to make these payments as they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, Invesco Aim Affiliates benefit from the incremental management and other fees paid to Invesco Aim Affiliates by the funds with respect to those assets.

     Invesco Aim Affiliates also may make payments to certain financial advisors for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by Invesco Aim Affiliates under this category of services are charged back to the funds, subject to certain limitations approved by the Board.

     You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from Invesco Aim Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY (MARKET TIMING) DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Board has adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

                                  THE AIM FUNDS

     The Invesco Aim Affiliates currently use the following tools designed to discourage excessive short-term trading in the retail funds:

-    Trade activity monitoring.

-    Trading guidelines.

-    Redemption fees on trades in certain funds.

- The use of fair value pricing consistent with procedures approved by the Board.

     Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     Money Market Funds. The Board of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that a money market fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the money market fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles; investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seek to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

     AIM Limited Maturity Treasury Fund. The Board of AIM Limited Maturity Treasury Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of such fund's shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions and determined that those risks were minimal. Nonetheless, to the extent that AIM Limited Maturity Treasury Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, AIM Limited Maturity Treasury Fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the fund for the following reasons:

- Many investors use AIM Limited Maturity Treasury Fund as a short-term investment alternative and should be able to purchase and redeem shares regularly and frequently.

- One of the advantages of AIM Limited Maturity Treasury Fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of AIM Limited Maturity Treasury Fund will be detrimental to the continuing operations of such fund.

TRADE ACTIVITY MONITORING

Invesco Aim Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Invesco Aim Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than

                                  THE AIM FUNDS

exchanges into a money market fund. Invesco Aim Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

     The ability of Invesco Aim Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

TRADING GUIDELINES

If you exceed four exchanges out of a fund per calendar year (other than the money market funds and AIM Limited Maturity Treasury Fund), or a fund or an Invesco Aim Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders.

     The ability of Invesco Aim Affiliates to monitor exchanges made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEES

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 31 days of purchase. The ability of a fund to assess a redemption fee on redemptions effectuated through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at http://www.invescoaim.com.

If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at Invesco Aim Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or

BY TELEPHONE:       (800) 959-4246
ON THE INTERNET:    You can send us a request by e-mail or download
                    prospectuses, SAIs, annual or semiannual reports via our
                    website: http://www.invescoaim.com

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

-------------------------------------------------------------------------------
   AIM International Allocation Fund
   SEC 1940 Act file number: 811-02699
-------------------------------------------------------------------------------

invescoaim.com     INTAL-PRO-1

                                                 [INVESCO AIM LOGO APPEARS HERE]
                                                         --Service Mark--

                                                    AIM MID CAP CORE EQUITY FUND

                                                                     PROSPECTUS
                                                                    May 1, 2008

AIM Mid Cap Core Equity Fund's investment objective is to provide long-term growth of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, B, C and R shares of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                          ----------------------------
                          AIM MID CAP CORE EQUITY FUND
                          ----------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY                                  1
------------------------------------------------------
PERFORMANCE INFORMATION                              1
------------------------------------------------------
Annual Total Returns                                 1
Performance Table                                    2
FEE TABLE AND EXPENSE EXAMPLE                        3
------------------------------------------------------
Fee Table                                            3
Expense Example                                      3
HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                        4
------------------------------------------------------
INVESTMENT OBJECTIVE, STRATEGIES AND RISKS           5
------------------------------------------------------
Objective and Strategies                             5
Risks                                                5
DISCLOSURE OF PORTFOLIO HOLDINGS                     7
------------------------------------------------------
FUND MANAGEMENT                                      7
------------------------------------------------------
The Advisors                                         7
Advisor Compensation                                 8
Portfolio Managers                                   8
OTHER INFORMATION                                    8
------------------------------------------------------
Sales Charges                                        8
Dividends and Distributions                          8
FINANCIAL HIGHLIGHTS                                 9
------------------------------------------------------
GENERAL INFORMATION                                A-1
------------------------------------------------------
Choosing a Share Class                             A-1
Share Class Eligibility                            A-1
Distribution and Service (12b-1) Fees              A-2
Initial Sales Charges (Class A Shares
  Only)                                            A-2
Contingent Deferred Sales Charges (CDSCs)          A-4
Redemption Fees                                    A-5
Purchasing Shares                                  A-6
Redeeming Shares                                   A-8
Exchanging Shares                                  A-9
Rights Reserved by the Funds                      A-11
Pricing of Shares                                 A-11
Taxes                                             A-12
Payments to Financial Advisors                    A-13
Excessive Short-Term Trading Activity
  (Market Timing) Disclosures                     A-13
OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------


The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc. and AIM Funds Management Inc.

    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                          ----------------------------
                          AIM MID CAP CORE EQUITY FUND
                          ----------------------------

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital.
    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in equity securities, including convertible securities, of mid-capitalization companies. In selecting securities for the fund's portfolio, the portfolio managers seek to identify those companies that are, in their view, undervalued relative to current or projected earnings, or to the current market value of assets owned by the company.
    The fund may invest up to 25% of its total assets in foreign securities. The fund may also invest up to 20% of its assets in equity securities of issuers that have market capitalizations, at the time of purchase, in other market capitalization ranges. The fund may invest up to 20% of its assets in investment-grade debt securities, U.S. government securities, and high-quality money market instruments, including shares of affiliated money market funds.
    The fund employs a risk management strategy to reduce volatility. Pursuant to this strategy, the fund generally invests a substantial amount of its assets in cash and cash equivalents.
    Among the principal risks of investing in the fund, which could adversely affect its net asset value, yield and total return are:


Market Risk              Convertible Securities Risk  U.S. Government Obligations Risk  Leverage Risk
Equity Securities Risk   Interest Rate Risk           Market Capitalization Risk        Cash/Cash Equivalents Risk
Foreign Securities Risk  Credit Risk                  Derivatives Risk                  Management Risk


    Please see "Investment Objective, Strategies and Risks" for a description of these risks.
    There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will rise and fall with the prices of the securities in which the fund invests.
    To the extent the fund holds cash or cash equivalents rather than equity securities, it may not achieve its investment objective and it may under perform its peer group and benchmark index, particularly during periods of strong market performance.
    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                                                                                            ANNUAL
YEAR ENDED                                                                                                   TOTAL
DECEMBER 31                                                                                                 RETURNS
-----------                                                                                                 -------
1998......................................................................................................   -4.71%
1999......................................................................................................   37.13%
2000......................................................................................................   18.81%
2001......................................................................................................    0.52%
2002......................................................................................................  -11.09%
2003......................................................................................................   27.10%
2004......................................................................................................   13.82%
2005......................................................................................................    7.43%
2006......................................................................................................   11.11%
2007......................................................................................................    9.90%


    The Class A shares' year-to-date total return as of March 31, 2008 is -5.12%.


    During the periods shown in the bar chart, the highest quarterly return was 28.40% (quarter ended December 31, 1999) and the lowest quarterly return was -25.00% (quarter ended September 30, 1998).

                          ----------------------------
                          AIM MID CAP CORE EQUITY FUND
                          ----------------------------

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.


AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------------------------------------
(for the periods ended                                            SINCE         INCEPTION
December 31, 2007)              1 YEAR     5 YEARS    10 YEARS   INCEPTION(1)     DATE
-----------------------------------------------------------------------------------------
Class A                                                                          06/09/87
  Return Before Taxes             3.85%     12.39%      9.55%          --
  Return After Taxes on
     Distributions                1.01      10.59       7.57           --
  Return After Taxes on
     Distributions and Sale of
     Fund Shares                  6.01      10.57       7.55           --
Class B                                                                          04/01/93
  Return Before Taxes             4.66      12.60       9.56           --
Class C                                                                          05/03/99
  Return Before Taxes             8.17      12.84         --        11.03%
Class R(2)                                                                       06/09/87(2)
  Return Before Taxes             9.59      13.41       9.97           --
-----------------------------------------------------------------------------------------
S&P 500--Registered
  Trademark-- Index(3)            5.49      12.82       5.91           --
Russell Midcap--Registered
  Trademark-- Index(3,4)          5.60      18.21       9.91           --
Lipper Mid-Cap Core Funds
  Index(3,5)                      6.34      15.80       9.16           --
-----------------------------------------------------------------------------------------


After tax-returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for Class B, C and R shares will vary.

(1) Since Inception performance is only provided for a class with less than ten calendar years of performance.

(2) The returns shown for the one year and five year periods are the historical return of the fund's Class R shares. The returns shown for other periods are the blended returns of the historical performance of the fund's Class R shares since their inception and the restated historical performance of the fund's Class A shares (for periods prior to inception of the Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class R shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Class R shares is June 3, 2002.

(3) The Standard & Poor's 500 Index is a market capitalization-weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry. The fund has also included the Russell Midcap--Registered Trademark-- Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Mid-Cap Core Funds Index (which may or may not include the fund) is included for comparison to a peer group.

(4) The Russell Midcap--Registered Trademark-- Index measures the performance of the 800 smallest companies in the Russell 1000--Registered Trademark-- Index, which represents approximately 30% of the total market capitalization of the Russell 1000--Registered Trademark-- Index. The Russell 1000 Index is comprised of 1,000 of the largest capitalized U.S. domiciled companies whose common stock is traded in the United States. The Russell Midcap--Registered Trademark-- Index and the Russell 1000 Index--Registered Trademark-- are trademarks/service marks of the Frank Russell Company. Russell--Registered Trademark-- is a trademark of the Frank Russell Company.


(5) The Lipper Mid-Cap Core Funds Index is an equally weighted representation of the largest funds in the Lipper Mid-Cap Core Funds category. These funds have an average price-to-earnings ratio, price-to-book ratio, and three year sales-per-share growth value, compared to the Standard & Poor's MidCap 400 Index. The S&P MidCap 400 Index is a market capitalization-weighted index that is widely used for mid-sized companies. The index accounts for approximately 7% of the U.S. equities market.

                          ----------------------------
                          AIM MID CAP CORE EQUITY FUND
                          ----------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
--------------------------------------------------------------------------------------
(fees paid directly from your investment)  CLASS A       CLASS B    CLASS C    CLASS R
--------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases
(as a percentage of offering price)         5.50%         None       None       None

Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase
price or redemption proceeds, whichever
is less)                                    None(1)      5.00%      1.00%       None(1)
--------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES(2)
-----------------------------------------------------------------------------------
(expenses that are deducted from fund
assets)                                    CLASS A    CLASS B    CLASS C    CLASS R
-----------------------------------------------------------------------------------
Management Fees                             0.68%      0.68%      0.68%      0.68%

Distribution and/or Service (12b-1) Fees    0.25       1.00       1.00       0.50

Other Expenses                              0.29       0.29       0.29       0.29

Acquired Fund Fees and Expenses             0.02       0.02       0.02       0.02

Total Annual Fund Operating Expenses        1.24       1.99       1.99       1.49

Fee Waiver(3)                               0.02       0.02       0.02       0.02

Net Annual Fund Operating Expenses          1.22       1.97       1.97       1.47
-----------------------------------------------------------------------------------


(1) A contingent deferred sales charge may apply in some cases. See "General Information--Contingent Deferred Sales Charges (CDSCs)".

(2) There is no guarantee that actual expenses will be the same as those shown in the table.


(3) Effective July 1, 2007 through at least June 30, 2008, AIM contractually agreed to waive advisory fees in the amount of 100% of the advisory fee AIM receives from affiliated money market funds on investments by the fund in such affiliated money market funds. Fee Waiver reflects this agreement.


    If a financial institution is managing your account, you may also be charged a transaction or other fee by such financial institution.
    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.
    The expense example assumes you:
  (i)  invest $10,000 in the fund for the time periods indicated;
  (ii) redeem all of your shares at the end of the periods indicated;
  (iii)earn a 5% return on your investment before operating expenses each year;
  (iv) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements); and
  (v) incur applicable initial sales charges (see "General Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge).
    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $667     $920     $1,192     $1,966
Class B                                      700      922      1,271      2,122(1)
Class C                                      300      622      1,071      2,315
Class R                                      150      469        811      1,778
--------------------------------------------------------------------------------

                          ----------------------------
                          AIM MID CAP CORE EQUITY FUND
                          ----------------------------

    You would pay the following expenses if you did not redeem your shares:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $667     $920     $1,192     $1,966
Class B                                      200      622      1,071      2,122(1)
Class C                                      200      622      1,071      2,315
Class R                                      150      469        811      1,778
--------------------------------------------------------------------------------


(1) Assumes conversion of Class B shares to Class A shares, which occurs on or about the end of the month which is at least 8 years after the date on which shares were purchased, lowering your annual fund operating expenses from that time on.

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between Invesco Aim Advisors, Inc. and certain of its affiliates and the New York Attorney General requires Invesco Aim Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:

  - You invest $10,000 in the fund and hold it for the entire 10-year period;



  - Your investment has a 5% return before expenses each year;



  - Hypotheticals both with and without any applicable initial sales charge applied (see "General Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge); and



  - There is no sales charge on reinvested dividends.
    There is no assurance that the annual expense ratio will be the expense ratio for the fund classes for any of the years shown. To the extent that Invesco Aim Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

CLASS A (INCLUDES MAXIMUM
SALES CHARGE)                   YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.22%        1.24%        1.24%        1.24%        1.24%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                        (1.93%)       1.76%        5.59%        9.56%       13.68%
End of Year Balance            $9,807.21   $10,175.96   $10,558.58   $10,955.58   $11,367.51
Estimated Annual Expenses      $  667.47   $   123.90   $   128.55   $   133.39   $   138.40
--------------------------------------------------------------------------------------------

CLASS A (INCLUDES MAXIMUM
SALES CHARGE)                    YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
Annual Expense Ratio(1)             1.24%        1.24%        1.24%        1.24%        1.24%
Cumulative Return Before
  Expenses                         34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                         17.95%       22.38%       26.99%       31.76%       36.71%
End of Year Balance            $11,794.93   $12,238.42   $12,698.58   $13,176.05   $13,671.47
Estimated Annual Expenses      $   143.61   $   149.01   $   154.61   $   160.42   $   166.45
--------------------------------------------------------------------------------------------


CLASS A (WITHOUT MAXIMUM
SALES CHARGE)                   YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.22%        1.24%        1.24%        1.24%        1.24%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         3.78%        7.68%       11.73%       15.93%       20.29%
End of Year Balance           $10,378.00   $10,768.21   $11,173.10   $11,593.21   $12,029.11
Estimated Annual Expenses     $   124.31   $   131.11   $   136.04   $   141.15   $   146.46
--------------------------------------------------------------------------------------------

CLASS A (WITHOUT MAXIMUM
SALES CHARGE)                   YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.24%        1.24%        1.24%        1.24%        1.24%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        24.81%       29.51%       34.38%       39.43%       44.67%
End of Year Balance           $12,481.41   $12,950.71   $13,437.65   $13,942.91   $14,467.16
Estimated Annual Expenses     $   151.97   $   157.68   $   163.61   $   169.76   $   176.14
--------------------------------------------------------------------------------------------


CLASS B(2)                      YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.97%        1.99%        1.99%        1.99%        1.99%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         3.03%        6.13%        9.33%       12.62%       16.01%
End of Year Balance           $10,303.00   $10,613.12   $10,932.58   $11,261.65   $11,600.62
Estimated Annual Expenses     $   199.98   $   208.12   $   214.38   $   220.83   $   227.48
--------------------------------------------------------------------------------------------

CLASS B(2)                      YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.99%        1.99%        1.99%        1.24%        1.24%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        19.50%       23.09%       26.80%       31.57%       36.51%
End of Year Balance           $11,949.80   $12,309.49   $12,680.00   $13,156.77   $13,651.47
Estimated Annual Expenses     $   234.33   $   241.38   $   248.65   $   160.19   $   166.21
--------------------------------------------------------------------------------------------


CLASS C(2)                      YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.97%        1.99%        1.99%        1.99%        1.99%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         3.03%        6.13%        9.33%       12.62%       16.01%
End of Year Balance           $10,303.00   $10,613.12   $10,932.58   $11,261.65   $11,600.62
Estimated Annual Expenses     $   199.98   $   208.12   $   214.38   $   220.83   $   227.48
--------------------------------------------------------------------------------------------

CLASS C(2)                      YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.99%        1.99%        1.99%        1.99%        1.99%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        19.50%       23.09%       26.80%       30.62%       34.55%
End of Year Balance           $11,949.80   $12,309.49   $12,680.00   $13,061.67   $13,454.83
Estimated Annual Expenses     $   234.33   $   241.38   $   248.65   $   256.13   $   263.84
--------------------------------------------------------------------------------------------

                          ----------------------------
                          AIM MID CAP CORE EQUITY FUND
                          ----------------------------

CLASS R                         YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.47%        1.49%        1.49%        1.49%        1.49%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         3.53%        7.16%       10.93%       14.82%       18.85%
End of Year Balance           $10,353.00   $10,716.39   $11,092.54   $11,481.88   $11,884.90
Estimated Annual Expenses     $   149.59   $   156.97   $   162.48   $   168.18   $   174.08
--------------------------------------------------------------------------------------------

CLASS R                         YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.49%        1.49%        1.49%        1.49%        1.49%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        23.02%       27.34%       31.81%       36.43%       41.22%
End of Year Balance           $12,302.06   $12,733.86   $13,180.82   $13,643.47   $14,122.35
Estimated Annual Expenses     $   180.19   $   186.52   $   193.06   $   199.84   $   206.86
--------------------------------------------------------------------------------------------


(1) Your actual expenses may be higher or lower than those shown.

(2) The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through six for Class B and year one for Class C has not been deducted.

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

OBJECTIVE AND STRATEGIES

The fund's investment objective is long-term growth of capital. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.
    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in equity securities, including convertible securities, of mid-capitalization companies. In complying with this 80% investment requirement, the fund's investments may include synthetic and derivative instruments. Synthetic and derivative instruments are investments that have economic characteristics similar to the fund's direct investments. Synthetic and derivative instruments that the fund may invest in may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. Synthetic and derivative instruments may have the effect of leveraging the fund's portfolio.
    The fund considers a company to be a mid-capitalization company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap--Registered Trademark-- Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell Midcap--Registered Trademark-- Index measures the performance of the 800 companies with the lowest market capitalization in the Russell 1000--Registered Trademark-- Index. The Russell 1000--Registered Trademark-- Index is a widely recognized, unmanaged index of common stocks of the 1000 largest companies in the Russell 3000--Registered Trademark-- Index, which measures the performance of the 3000 largest U.S. companies based on total market capitalization. The companies in the Russell Midcap--Registered Trademark-- Index are considered representative of medium-sized companies.

    In selecting securities for the fund, the portfolio managers conduct fundamental research of companies to gain a thorough understanding of their business prospects, appreciation potential and return on invested capital
(ROIC). The process they use to identify potential investments for the fund includes three phases: financial analysis, business analysis and valuation analysis. Financial analysis evaluates the company's capital allocation, provides vital insight into historical and potential ROIC and is a key indicator of business quality and caliber of management. Business analysis determines the company's competitive positioning by identifying key drivers of the firm, understanding industry challenges and evaluating the sustainability of competitive advantages. Both the financial and business analyses serve as a basis to construct valuation models that help estimate a company's value. The portfolio managers use three primary valuation techniques, including discounted cash flow, traditional valuation multiples and net asset value. At the conclusion of the research process, portfolio management will generally invest in a company when they have determined it potentially has high or improving ROIC, quality management, a strong competitive position and is trading at an attractive valuation.


    The portfolio managers consider selling a stock when it exceeds the target price, has not shown a demonstrable improvement in fundamentals or a more compelling investment opportunity exists.

    The fund may invest up to 25% of its total assets in foreign securities. The fund may also invest up to 20% of its assets in equity securities of companies that have market capitalizations, at the time of purchase, in other market capitalization ranges. The fund may invest up to 20% of its assets in investment-grade debt securities, U.S. government securities, and high-quality money market instruments, including shares of affiliated money market funds.

    The fund employs a risk management strategy to help minimize loss of capital and reduce excessive volatility. Pursuant to this strategy, the fund generally invests a substantial amount of its assets in cash and cash equivalents. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily increase the portion of its assets held in cash, cash equivalents (including shares of affiliated money market funds) or high quality debt instruments. As a result, the fund may not achieve its investment objective.

    The fund's investments in the types of securities described in this prospectus vary from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

RISKS

The principal risks of investing in the fund are:
    Market Risk--The prices of and the income generated by securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations. Certain securities selected for the fund's portfolio may decline in value more than the overall stock market. In general, the securities of mid-size companies are more volatile than those of large companies.

                          ----------------------------
                          AIM MID CAP CORE EQUITY FUND
                          ----------------------------

    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

    Foreign Securities Risk--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

    Convertible Securities Risk--The values of convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and a price that is unfavorable to the fund.
    Interest Rate Risk--Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular bond, the greater is its price sensitivity to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.
    Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its price, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality can result in bankruptcy for the issuer and permanent loss of investment.
    U.S. Government Obligations Risk--The fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer's obligations, such as those of the former Student Loan Marketing Association; or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the underlying fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.
    Market Capitalization Risk--Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. Small and mid-sized companies tend to be more vulnerable to adverse developments and more volatile than larger companies. Investments in small and mid-sized companies may involve special risks, including those associated with dependence on a small management group, little or no operating history, little or no track record of success, and limited product lines, markets and financial resources. Also, there may be less publicly available information about the issuers of the securities or less market interest in such securities than in the case of larger companies, each of which can cause significant price volatility. The securities of small and mid-sized may be illiquid, restricted as to resale, or may trade less frequently and in smaller volume than more widely held securities, which may make it difficult for a fund to establish or close out a position in these securities at prevailing market prices.
    Derivatives Risk--The value of "derivatives"--so-called because their value "derives" from the value of an underlying asset (including an underlying security), reference rate or index--may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. Derivatives may be used to create synthetic exposure to an underlying asset or to hedge a portfolio risk. If the fund uses derivatives to "hedge" a portfolio risk, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the fund's portfolio. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the fund.

    Leverage Risk--The use of derivatives may give rise to a form of leverage. Leverage may cause the fund's portfolio to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities held by the fund.

    Cash/Cash Equivalents Risk--To the extent the fund holds cash or cash equivalents rather than equity securities, the fund may not achieve its investment objective and it may under perform its peer group and benchmark index, particularly during periods of strong market performance.
    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.

                          ----------------------------
                          AIM MID CAP CORE EQUITY FUND
                          ----------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for the fund is available at http://www.invescoaim.com. To reach this information, access the fund's overview page on the website. Links to the following fund information are located in the upper right side of this website page:

---------------------------------------------------------------------------------------------------------------------------------
                                                    APPROXIMATE DATE OF                          INFORMATION REMAINS
INFORMATION                                           WEBSITE POSTING                             POSTED ON WEBSITE
---------------------------------------------------------------------------------------------------------------------------------
 Top ten holdings as of month-end        15 days after month-end                      Until posting of the following month's top
                                                                                      ten holdings
---------------------------------------------------------------------------------------------------------------------------------
 Complete portfolio holdings as of       30 days after calendar quarter-end           For one year
 calendar quarter-end
---------------------------------------------------------------------------------------------------------------------------------

    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information, which is available at http://www.invescoaim.com.

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS


Invesco Aim Advisors, Inc. (the advisor or Invesco Aim) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives. The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the fund and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the fund:

    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at Bleichstrasse 60-62, Frankfurt, Germany 60313, which has acted as an investment advisor since 1998.
    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.
    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.
    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.
    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at One Midtown Plaza, 1360 Peachtree Street, N.E., Suite 100, Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.
    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.
    Invesco Institutional (N.A.), Inc. (Invesco Institutional), located at One Midtown Plaza, 1360 Peachtree Street, N.E., Suite 100, Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.
    Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.

    AIM Funds Management Inc. (AFMI), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1994. AFMI anticipates changing its name to Invesco Trimark Investment Management Inc. on or prior to December 31, 2008.

    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.
    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.
    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

                          ----------------------------
                          AIM MID CAP CORE EQUITY FUND
                          ----------------------------

ADVISOR COMPENSATION


During the fiscal year ended December 31, 2007, the advisor received compensation of 0.69% of average daily net assets.


    Invesco Aim, not the fund, pays sub-advisory fees, if any.


    A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement of the fund is available in the fund's most recent report to shareholders for the six-month period ended June 30.


PORTFOLIO MANAGERS


- Ronald S. Sloan (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with Invesco Aim and/or its affiliates since 1998. As the lead manager, Mr. Sloan generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Sloan may perform these functions, and the nature of these functions, may change from time to time.



- Brian Nelson, Portfolio Manager, who has been responsible for the fund since 2007 and has been associated with Invesco Aim and/or its affiliates since 2004. From 2000 to 2004, Mr. Nelson was a senior telecommunications analyst for RCM Global Investors.



- Douglas Asiello, Portfolio Manager, who has been responsible for the fund since 2007 and has been associated with Invesco Aim and/or its affiliates since 2001.



    More information on the portfolio managers may be found on the advisor's website http://www.invescoaim.com. The website is not part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Mid Cap Core Equity Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "General Information--Initial Sales Charges (Class A Shares Only)" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to a contingent deferred sales charge. Purchases of Class B and Class C shares are subject to a contingent deferred sales charge. Certain purchases of Class R shares may be subject to a contingent deferred sales charge. For more information on contingent deferred sales charges, see "General Information--Contingent Deferred Sales Charges (CDSCs)" section of this prospectus.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS


The fund generally distributes long-term and short-term capital gains, if any, annually, but may declare and pay capital gains distributions more than once per year as permitted by law.

                          ----------------------------
                          AIM MID CAP CORE EQUITY FUND
                          ----------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.
    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.



                                                                                         CLASS A
                                                          ----------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                          ----------------------------------------------------------------------
                                                             2007            2006          2005          2004            2003
                                                          ----------      ----------    ----------    ----------      ----------
Net asset value, beginning of period                      $    26.08      $    28.57    $    28.64    $    26.92      $    21.17
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  0.32            0.25          0.06(a)      (0.01)(a)       (0.08)(a)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)        2.23            2.97          2.08          3.71            5.83
================================================================================================================================
    Total from investment operations                            2.55            3.22          2.14          3.70            5.75
================================================================================================================================
Less distributions:
  Dividends from net investment income                         (0.36)          (0.22)           --            --              --
--------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (4.64)          (5.49)        (2.21)        (1.98)             --
================================================================================================================================
    Total distributions                                        (5.00)          (5.71)        (2.21)        (1.98)             --
================================================================================================================================
Net asset value, end of period                            $    23.63      $    26.08    $    28.57    $    28.64      $    26.92
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                                                 9.90%          11.11%         7.43%        13.82%          27.10%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                  $1,280,918      $1,556,658    $2,186,823    $2,552,041      $2,025,407
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                1.21%(c)        1.28%         1.27%         1.30%           1.41%
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             1.22%(c)        1.28%         1.32%         1.40%           1.41%
================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                        0.97%(c)        0.65%         0.23%        (0.02)%         (0.33)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                           49%             51%           61%           56%             38%
________________________________________________________________________________________________________________________________
================================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.


(c) Ratios are based on average daily net assets of $1,449,590,805.

                          ----------------------------
                          AIM MID CAP CORE EQUITY FUND
                          ----------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                      CLASS B
                                                        -------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------------------------
                                                          2007             2006          2005          2004          2003
                                                        --------         --------      --------      --------      --------
Net asset value, beginning of period                    $  22.39         $  25.23      $  25.73      $  24.54      $  19.43
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                              0.08            (0.02)        (0.14)(a)     (0.19)(a)     (0.21)(a)
---------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and
    unrealized)                                             1.91             2.67          1.85          3.36          5.32
===========================================================================================================================
    Total from investment operations                        1.99             2.65          1.71          3.17          5.11
===========================================================================================================================
Less distributions:
  Dividends from net investment income                     (0.15)              --            --            --            --
---------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                    (4.64)           (5.49)        (2.21)        (1.98)           --
===========================================================================================================================
    Total distributions                                    (4.79)           (5.49)        (2.21)        (1.98)           --
===========================================================================================================================
Net asset value, end of period                          $  19.59         $  22.39      $  25.23      $  25.73      $  24.54
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(b)                                             9.03%           10.32%         6.59%        13.00%        26.30%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                $394,916         $492,311      $609,073      $702,361      $702,267
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets                     1.96%(c)(d)      2.03%         2.02%         2.04%(d)      2.06%
===========================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                    0.22%(c)        (0.10)%       (0.52)%       (0.76)%       (0.98)%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate                                       49%              51%           61%           56%           38%
___________________________________________________________________________________________________________________________
===========================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.


(c) Ratios are based on average daily net assets of $456,657,080.


(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.97% and 2.05% for the years ended December 31, 2007 and 2004, respectively.



                                                                                      CLASS C
                                                        -------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------------------------
                                                          2007             2006          2005          2004          2003
                                                        --------         --------      --------      --------      --------
Net asset value, beginning of period                    $  22.35         $  25.20      $  25.70      $  24.51      $  19.41
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                              0.08            (0.02)        (0.14)(a)     (0.19)(a)     (0.21)(a)
---------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and
    unrealized)                                             1.91             2.66          1.85          3.36          5.31
===========================================================================================================================
    Total from investment operations                        1.99             2.64          1.71          3.17          5.10
===========================================================================================================================
Less distributions:
  Dividends from net investment income                     (0.15)              --            --            --            --
---------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                    (4.64)           (5.49)        (2.21)        (1.98)           --
===========================================================================================================================
    Total distributions                                    (4.79)           (5.49)        (2.21)        (1.98)           --
===========================================================================================================================
Net asset value, end of period                          $  19.55         $  22.35      $  25.20      $  25.70      $  24.51
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(b)                                             9.05%           10.29%         6.60%        13.01%        26.28%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                $182,444         $219,435      $286,025      $324,873      $303,296
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets                     1.96%(c)(d)      2.03%         2.02%         2.04%(d)      2.06%
===========================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                    0.22%(c)        (0.10)%       (0.52)%       (0.76)%       (0.98)%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate                                       49%              51%           61%           56%           38%
___________________________________________________________________________________________________________________________
===========================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.


(c) Ratios are based on average daily net assets of $205,729,050.


(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.97% and 2.05% for the years ended December 31, 2007 and 2004, respectively.

                          ----------------------------
                          AIM MID CAP CORE EQUITY FUND
                          ----------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                        CLASS R
                                                             --------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------------
                                                              2007            2006         2005         2004         2003
                                                             -------         -------      -------      -------      -------
Net asset value, beginning of period                         $ 25.88         $ 28.38      $ 28.54      $ 26.89      $ 21.18
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  0.22            0.14        (0.01)(a)    (0.07)(a)    (0.12)(a)
---------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)        2.23            2.98         2.06         3.70         5.83
===========================================================================================================================
    Total from investment operations                            2.45            3.12         2.05         3.63         5.71
===========================================================================================================================
Less distributions:
  Dividends from net investment income                         (0.29)          (0.13)          --           --           --
---------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (4.64)          (5.49)       (2.21)       (1.98)          --
===========================================================================================================================
    Total distributions                                        (4.93)          (5.62)       (2.21)       (1.98)          --
===========================================================================================================================
Net asset value, end of period                               $ 23.40         $ 25.88      $ 28.38      $ 28.54      $ 26.89
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(b)                                                 9.59%          10.83%        7.14%       13.57%       26.96%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $70,940         $72,308      $85,631      $61,303      $27,281
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets                         1.46%(c)(d)     1.53%        1.52%        1.54%(d)     1.56%
===========================================================================================================================
Ratio of net investment income (loss) to average net assets     0.71%(c)        0.40%       (0.02)%      (0.26)%      (0.48)%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate                                           49%             51%          61%          56%          38%
___________________________________________________________________________________________________________________________
===========================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.


(c) Ratios are based on average daily net assets of $73,245,420.


(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.47% and 1.55% for the years ended December 31, 2007 and 2004, respectively.

                                  THE AIM FUNDS

General Information

In addition to the fund, Invesco Aim serves as investment advisor to many other mutual funds that are offered to retail investors. The following information is about all the AIM funds that offer retail share classes.

CHOOSING A SHARE CLASS

Each of the funds offer multiple classes of shares. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular class, (ii) the initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to the class, (iii) the 12b-1 fee, if any, paid by the class, and (iv) any services you may receive from a financial intermediary. Please contact your financial advisor to assist you in making your decision. Please refer to the prospectus fee table for more information on the fees and expenses of a particular fund's share classes. In addition to the share classes shown in the chart below, AIM Money Market Fund offers AIM Cash Reserve Shares and AIM Summit Fund offers Class P shares.

                          AIM FUND RETAIL SHARE CLASSES

        CLASS A               CLASS A3                CLASS B               CLASS C               CLASS R           INVESTOR CLASS
---------------------  ---------------------  ---------------------  --------------------- --------------------- -------------------
-    Initial sales     -    No initial sales  -    No initial sales  -    No initial sales -    No initial sales -   No initial
     charge which may       charge                 charge                 charge                charge               sales charge
     be waived or
     reduced

-    Contingent        -    No contingent     -    Contingent        -    Contingent       -    Contingent       -    No contingent
     deferred sales         deferred sales         deferred sales         deferred sales        deferred sales        deferred sales
     charge on certain      charge                 charge on              charge on             charge on             charge
     redemptions                                   redemptions            redemptions           certain
                                                   within six             within one            redemptions
                                                   years                  year(3)

-    12b-1 fee of      -    12b-1 fee of      -    12b-1 fee of      -    12b-1 fee of     -    12b-1 fee of     -    12b-1 fee of
     0.25%(1)               0.25%                  1.00%                  1.00%(4)              0.50%                 0.25%(1)

                       -    Does not convert  -    Converts to Class -    Does not convert -    Does not convert -    Does not
                            to Class A shares      A shares on or         to Class A            to Class A            convert to
                                                   about the end of       shares                shares                Class A shares
                                                   the month which
                                                   is at least eight
                                                   years after the
                                                   date on which
                                                   shares were
                                                   purchased along
                                                   with a pro rata
                                                   portion of
                                                   reinvested
                                                   dividends and
                                                   distributions(2)

-    Generally more    -    Available only    -    Purchase orders   -    Generally more   -    Generally,       -    Generally
     appropriate for        through a limited      limited to amount      appropriate for       available only        closed to new
     long-term              number of funds        less than              short-term            to employee           investors
     investors                                     $100,000               investors             benefit plans

                                                                     -    Purchase orders
                                                                          limited to
                                                                          amounts less
                                                                          than $1,000,000

----------
(1) Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

(2)  Class B shares of AIM Money Market Fund convert to AIM Cash Reserve Shares.

(3) CDSC does not apply to redemption of Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund unless you received Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund through an exchange from Class C shares from another AIM Fund that is still subject to a CDSC.

(4)  Class C shares of AIM Floating Rate Fund have a 12b-1 fee of 0.75%.

SHARE CLASS ELIGIBILITY

CLASS A, A3, B, C AND AIM CASH RESERVE SHARES

Class A, A3, B, C and AIM Cash Reserve Shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and employee benefit plans. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial advisor and any other intermediaries who will be involved in the servicing of your account when choosing a share class.

     Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code (the Code). These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. However, plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

CLASS P SHARES

In addition to the other share classes discussed herein, the AIM Summit Fund offers Class P shares, which were historically sold only through the AIM Summit Investors Plans I and II (each a Plan and, collectively, the Summit Plans). Class P shares are sold with no initial sales charge and have a 12b-1 fee of 0.10%. However, Class P shares are not sold to members of the general public. Only shareholders who had accounts in the Summit Plans at the close of business on December 8, 2006 may purchase Class P shares and only until the total of their combined investments in the Summit Plans and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. For a Plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30 year extended investment option.

MCF-5/08

                                  THE AIM FUNDS

CLASS R SHARES

Class R shares are generally available only to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Code; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.

INVESTOR CLASS SHARES

Some of the funds offer Investor Class shares. Investor Class shares are sold with no initial sales charge and have a maximum 12b-1 fee of 0.25%. Investor Class shares are not sold to members of the general public. Only the following persons may purchase Investor Class shares:

- Investors who established accounts prior to April 1, 2002, in Investor Class shares who have continuously maintained an account in Investor Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons). These investors are referred to as "grandfathered investors."

- Customers of certain financial intermediaries which have had relationships with the funds' distributor or any funds that offered Investor Class shares prior to April 1, 2002, who have continuously maintained such relationships. These intermediaries are referred to as "grandfathered intermediaries."

- Employee benefit plans; provided, however, that retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Code in order to purchase Investor Class shares, unless the plan is considered a grandfathered investor or the account is opened through a grandfathered intermediary. Investor Class shares are generally not available for IRAs, unless the IRA depositor is considered a grandfathered investor or the account is opened through a grandfathered intermediary.

- Any trustee, director, officer or employee of any fund or of Invesco Ltd. or any of its subsidiaries or affiliates, or any employee benefit plan maintained by any of them (this includes any immediate family members of such persons).

DISTRIBUTION AND SERVICE (12B-1) FEES

Except as noted below, each fund has adopted a distribution plan pursuant to SEC Rule 12b-1. A 12b-1 plan allows a fund to pay distribution fees to Invesco Aim Distributors, Inc. (Invesco Aim Distributors) to compensate or reimburse, as applicable, Invesco Aim Distributors for its efforts in connection with the sale and distribution of the fund's shares and for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     The following funds and share classes do not have 12b-1 plans:

-    AIM Tax-Free Intermediate Fund, Class A shares.

-    AIM Money Market Fund, Investor Class shares.

-    AIM Tax-Exempt Cash Fund, Investor Class shares.

-    Premier Portfolio, Investor Class shares.

-    Premier U.S. Government Money Portfolio, Investor Class shares.

-    Premier Tax-Exempt Portfolio, Investor Class shares.

INITIAL SALES CHARGES (CLASS A SHARES ONLY)

The funds are grouped into four categories for determining initial sales charges. The "Other Information" section of each fund's prospectus will tell you the sales charge category in which the fund is classified. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

CATEGORY I INITIAL SALES CHARGES

                                    INVESTOR'S SALES CHARGE
                                    -----------------------
                                     AS A % OF
AMOUNT INVESTED                       OFFERING    AS A % OF
IN A SINGLE TRANSACTION                PRICE     INVESTMENT
-----------------------              ---------   ----------
Less than              $   25,000      5.50%        5.82%
$ 25,000 but less than $   50,000      5.25         5.54
$ 50,000 but less than $  100,000      4.75         4.99
$100,000 but less than $  250,000      3.75         3.90
$250,000 but less than $  500,000      3.00         3.09
$500,000 but less than $1,000,000      2.00         2.04

CATEGORY II INITIAL SALES CHARGES

                                    INVESTOR'S SALES CHARGE
                                    -----------------------
                                     AS A % OF
AMOUNT INVESTED                       OFFERING    AS A % OF
IN A SINGLE TRANSACTION                PRICE     INVESTMENT
-----------------------              ---------   ----------
Less than              $   50,000      4.75%        4.99%
$ 50,000 but less than $  100,000      4.00         4.17
$100,000 but less than $  250,000      3.75         3.90
$250,000 but less than $  500,000      2.50         2.56
$500,000 but less than $1,000,000      2.00         2.04

                                  THE AIM FUNDS

CATEGORY III INITIAL SALES CHARGES

                                    INVESTOR'S SALES CHARGE
                                    -----------------------
                                     AS A % OF
AMOUNT INVESTED                       OFFERING    AS A % OF
IN A SINGLE TRANSACTION                PRICE     INVESTMENT
-----------------------              ---------   ----------
Less than              $  100,000      1.00%        1.01%
$100,000 but less than $  250,000      0.75         0.76
$250,000 but less than $1,000,000      0.50         0.50

CATEGORY IV INITIAL SALES CHARGES

                                    INVESTOR'S SALES CHARGE
                                    -----------------------
                                     AS A % OF
AMOUNT INVESTED                       OFFERING    AS A % OF
IN A SINGLE TRANSACTION                PRICE     INVESTMENT
-----------------------              ---------   ----------
Less than              $  100,000      2.50%        2.56%
$100,000 but less than $  250,000      2.00         2.04
$250,000 but less than $  500,000      1.50         1.52
$500,000 but less than $1,000,000      1.25         1.27

CLASS A SHARES SOLD WITHOUT AN INITIAL SALES CHARGE

Certain categories of investors are permitted to purchase and certain intermediaries are permitted to sell Class A shares of the funds without an initial sales charge because their transactions involve little or no expense. The investors who are entitled to purchase Class A shares without paying an initial sales charge include the following:

- Any current or retired trustee, director, officer or employee of any fund or of Invesco Ltd. or any of its subsidiaries or affiliates, or any foundation, trust or employee benefit plan maintained by any of them (this includes any immediate family members of such persons).

- Any registered representative or employee of any intermediary who has an agreement with Invesco Aim Distributors to sell shares of the funds (this includes any immediate family members of such persons).

- Any investor who purchases their shares through an approved fee-based program (this may include any type of account for which there is some alternative arrangement made between the investor and the intermediary to provide for compensation of the intermediary for services rendered in connection with the sale of the shares and maintenance of the customer relationship).

- Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which Invesco Aim Distributors acts as the prototype sponsor to another retirement plan or individual retirement account for which Invesco Aim Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a fund held through the plan or account.

- Employee benefit plans; provided, however, that they meet at least one of the following requirements:

     a.   the plan has assets of at least $1 million;

     b.   there are at least 100 employees eligible to participate in the plan;
          or

     c. all plan transactions are executed through a single omnibus account per fund; further provided that retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares without paying an initial sales charge based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.

- Any investor who maintains an account in Investor Class shares of a fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons).

-    Qualified Tuition Programs created and maintained in accordance with
     Section 529 of the Code.

-    Insurance company separate accounts.

     No investor will pay an initial sales charge in the following circumstances:

- When buying Class A shares of AIM Tax-Exempt Cash Fund and Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

-    When reinvesting dividends and distributions.

- When exchanging shares of one fund, that were previously assessed a sales charge, for shares of another fund.

- As a result of a fund's merger, consolidation, or acquisition of the assets of another fund.

     Additional information regarding eligibility to purchase shares at reduced or without sales charges is available on the Internet at www.invescoaim.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Please consult the fund's Statement of Additional Information for details.

     Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

                                  THE AIM FUNDS

RIGHTS OF ACCUMULATION

You may combine your new purchases of Class A shares of a fund with other fund shares currently owned (Class A, B, C, P or R) and investments in the AIM College Savings Plan(R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name with the same taxpayer identification number for the purpose of qualifying you for lower initial sales charge rates. There may be other accounts that are eligible to be linked, as described in the fund's Statement of Additional Information. However, if the accounts are not registered in the same name with the same taxpayer identification number, you will have to contact the transfer agent to request that those accounts be linked. The transfer agent will not be responsible for identifying all accounts that may be eligible to be linked.

LETTERS OF INTENT

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of one or more funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will be assessed the higher initial sales charge that would normally be applicable to the amount actually invested.

REINSTATEMENT FOLLOWING REDEMPTION

If you redeem shares of a fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B and P redemptions may be reinvested only into Class A shares with no initial sales charge. This reinstatement privilege does not apply to:

- A purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or

- A purchase paid for with proceeds from the redemption of shares that were held indirectly through an employee benefit plan.

     In order to take advantage of this reinstatement privilege, you must inform your financial advisor or the transfer agent that you wish to do so at the time of your investment.

CONTINGENT DEFERRED SALES CHARGES (CDSCS)

CDSCS ON CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND

You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I, II and IV funds without paying an initial sales charge. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

     If you currently own Class A shares of a Category I, II or IV fund, and make additional purchases without paying an initial sales charge that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

     If Invesco Aim Distributors pays a concession to the dealer of record in connection with a Large Purchase of Class A shares by an employee benefit plan, the Class A shares may be subject to a 1% CDSC if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

     If you acquire AIM Cash Reserve Shares of AIM Money Market Fund, Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund through an exchange involving Class A shares that were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.

CDSCS ON CLASS B SHARES AND ON CLASS C SHARES OF FUNDS OTHER THAN
AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class B and Class C shares are sold without an initial sales charge. However, they are subject to a CDSC. If you redeem your shares during the CDSC period, you will be assessed a CDSC as follows, unless you qualify for one of the CDSC exceptions outlined below:

YEAR SINCE PURCHASE MADE:   CLASS B   CLASS C
-------------------------   -------   -------
First                          5%        1%
Second                         4        None
Third                          3        None
Fourth                         3        None
Fifth                          2        None
Sixth                          1        None
Seventh and following         None      None

CDSCS ON CLASS C SHARES -- EMPLOYEE BENEFIT PLAN

Invesco Aim Distributors pays a concession to the dealer of record in connection with a purchase of Class C shares by an employee benefit plan; the Class C shares are subject to a 1.00% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

CDSCS ON CLASS C SHARES OF AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class C shares of AIM LIBOR Alpha Fund and AIM Short Term Bond Fund are not normally subject to a CDSC. However, if you acquired shares of those funds through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC. Conversely, if you acquire Class C shares of any other fund as a result of an exchange involving Class C shares of

                                  THE AIM FUNDS

AIM LIBOR Alpha Fund or AIM Short Term Bond Fund that were not subject to a CDSC, then the shares acquired as a result of the exchange will not be subject to a CDSC.

CDSCS ON CLASS R SHARES

Class R shares are not normally subject to a CDSC. However, if Invesco Aim Distributors pays a concession to the dealer of record in connection with a purchase of Class R shares by an employee benefit plan, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first and, then, shares in the order of their purchase.

CDSC EXCEPTIONS

Investors who own shares that are otherwise subject to a CDSC will not pay a CDSC in the following circumstances:

- If you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period.

-    If you redeem shares to pay account fees.

- If you are the executor, administrator or beneficiary of an estate or are otherwise entitled to assets remaining in an account following the death or post-purchase disability of a shareholder or beneficial owner and you choose to redeem those shares.

     There are other circumstances under which you may be able to redeem shares without paying CDSCs. Additional information regarding CDSC exceptions is available on the Internet at www.invescoaim.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

     Shares acquired through the reinvestment of dividends and distributions are not subject to CDSCs. The following share classes are sold with no CDSC:

-    Class A shares of any Category III Fund.

-    Class A shares of AIM Tax-Exempt Cash Fund.

- Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

-    AIM Cash Reserve Shares of AIM Money Market Fund.

-    Investor Class shares of any fund.

-    Class P shares of AIM Summit Fund.

REDEMPTION FEES

Certain funds impose a 2% redemption fee (on redemption proceeds) if you redeem or exchange shares within 31 days of purchase. Please refer to the applicable fund's prospectus to determine whether that fund imposes a redemption fee. As of the date of this prospectus, the following funds impose redemption fees:

AIM Asia Pacific Growth Fund
AIM China Fund
AIM Developing Markets Fund
AIM European Growth Fund
AIM European Small Company Fund
AIM Floating Rate Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Health Care Fund
AIM Global Real Estate Fund
AIM Global Small & Mid Cap Growth Fund
AIM Global Value Fund
AIM Gold & Precious Metals Fund
AIM High Yield Fund
AIM International Allocation Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund
AIM International Total Return Fund
AIM Japan Fund
AIM Trimark Fund

     The redemption fee will be retained by the fund from which you are redeeming or exchanging shares, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed on a first-in, first-out basis, which means that you will redeem shares in the order of their purchase.

                                  THE AIM FUNDS

     Redemption fees generally will not be charged in the following circumstances:

- Redemptions and exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to assess the redemption fees.

- Redemptions and exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, variable insurance contracts or separately managed qualified default investment alternative vehicles maintained pursuant to Section 404(c)(5) of the Employee Retirement Income Security Act of 1974, as amended (ERISA), which use the funds as underlying investments.

- Redemptions and exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans.

- Redemptions requested within 31 days following the death or post-purchase disability of an account owner.

-    Redemptions or exchanges initiated by a fund.

     The following shares are not subject to redemption fees, irrespective of whether they are redeemed in accordance with any of the exceptions set forth above:

-    Shares acquired through the reinvestment of dividends and distributions.

-    Shares acquired through systematic purchase plans.

- Shares acquired in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan to the trustee or custodian of another employee benefit plan.

     Shares held by employee benefit plans will only be subject to redemption fees if the shares were acquired by exchange and are redeemed by exchange within 31 days of purchase.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

     Your financial advisor or other intermediary may charge service fees for handling redemption transactions. Your shares also may be subject to a CDSC in addition to the redemption fee.

PURCHASING SHARES

If you hold your shares through a financial advisor or other intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution's policies.

MINIMUM INVESTMENTS

There are no minimum investments for Class P or R shares for fund accounts. The minimum investments for Class A, A3, B, C, and Investor Class shares for fund accounts are as follows:

                                                             INITIAL     ADDITIONAL
                                                           INVESTMENT   INVESTMENTS
TYPE OF ACCOUNT                                             PER FUND      PER FUND
---------------                                            ----------   -----------
Wrap-fee accounts managed by your financial advisor           None          None
Employee benefit plans, SEP, SARSEP and SIMPLE IRA plans      None          None
Any type of account if the investor is purchasing shares
   through a systematic purchase plan                        $   50         $50
IRAs, Roth IRAs and Coverdell ESAs                              250          25
All other accounts                                            1,000          50
Invesco Aim Distributors has the discretion to accept
   orders for lesser amounts.

                                  THE AIM FUNDS

HOW TO PURCHASE SHARES

                        OPENING AN ACCOUNT                                       ADDING TO AN ACCOUNT
                        ------------------                                       --------------------
Through a Financial     Contact your financial advisor.                          Contact your financial advisor.
Advisor

By Mail                 Mail completed account application and check to          Mail your check and the remittance slip
                        the transfer agent, Invesco Aim Investment               from your confirmation statement to the
                        Services, Inc., P.O. Box 4739,                           transfer agent.
                        Houston, TX 77210-4739.

By Wire                 Mail completed account application to the transfer       Call the transfer agent to receive a
                        agent. Call the transfer agent at (800) 959-4246 to      reference number. Then, use the wire
                        receive a reference number. Then, use the wire           instructions provided below.
                        instructions provided below.

Wire Instructions       Beneficiary Bank ABA/Routing #: 021000021
                        Beneficiary Account Number: 00100366807
                        Beneficiary Account Name: Invesco Aim Investment
                        Services, Inc.
                        RFB: Fund Name, Reference #
                        OBI: Your Name, Account #

By Telephone            Open your account using one of the methods               Select the Bank Account Information
                                                                                 option on described above. your completed
                                                                                 account application or complete a
                                                                                 Systematic Options and Bank Information
                                                                                 Form. Mail the application or form to the
                                                                                 transfer agent. Once the transfer agent
                                                                                 has received the form, call the transfer
                                                                                 agent at the number below to place your
                                                                                 purchase order.

Automated Investor      Open your account using one of the methods described     Call the Invesco Aim 24-hour Automated
Line                    above.                                                   Investor Line at 1-800-246-5463. You may
                                                                                 place your order after you have provided
                                                                                 the bank instructions that will be
                                                                                 requested.

By Internet             Open your account using one of the methods described     Access your account at
                        above.                                                   www.invescoaim.com. The proper bank
                                                                                 instructions must have been provided on
                                                                                 your account. You may not purchase shares
                                                                                 in retirement accounts on the internet.

     Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the fund verify and record your identifying information.

SYSTEMATIC PURCHASE PLAN

You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50 per fund. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal. Certain financial advisors and other intermediaries may also offer systematic purchase plans.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic periodic exchanges, if permitted, from one fund to another fund or multiple other funds. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another fund is $50. Certain financial advisors and other intermediaries may also offer dollar cost averaging programs. If you participate in one of these programs and it is the same or similar to Invesco Aim's Dollar Cost Averaging program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

AUTOMATIC DIVIDEND AND DISTRIBUTION INVESTMENT

Your dividends and distributions may be paid in cash or reinvested in the same fund or another fund without paying an initial sales charge. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. If you elect to receive your distributions by check, and the distribution amount is $10 or less, then the amount will be automatically reinvested in the same fund and no check will be issued. If you have elected to receive distributions by check, and the postal service is unable to deliver checks to your address of record, then your distribution election may be converted to having all subsequent distributions reinvested in the same fund and no checks will be issued. You should contact the transfer agent to change your distribution option, and your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

     You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

- Your account balance in the fund paying the dividend or distribution must be at least $5,000; and

- Your account balance in the fund receiving the dividend or distribution must be at least $500.

                                  THE AIM FUNDS

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will not occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice to participating investors. Certain financial advisors and other intermediaries may also offer portfolio rebalancing programs. If you participate in one of these programs and it is the same as or similar to Invesco Aim's program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

RETIREMENT PLANS SPONSORED BY INVESCO AIM DISTRIBUTORS

Invesco Aim Distributors acts as the prototype sponsor for certain types of retirement plan documents. These plan documents are generally available to anyone wishing to invest plan assets in the funds. These documents are provided subject to terms, conditions and fees that vary by plan type. Contact your financial advisor or other intermediary for details.

REDEEMING SHARES

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call during the hours of the customary trading session of the New York Stock Exchange
(NYSE) in order to effect the redemption at that day's net asset value. For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call before the last net asset value determination in order to effect the redemption that day.

HOW TO REDEEM SHARES

Through a Financial       Contact your financial advisor or intermediary
Advisor or Other          (including your retirement plan administrator).
Intermediary

By Mail Send a written request to the transfer agent which includes:

                          -    Original signatures of all registered
                               owners/trustees;

                          - The dollar value or number of shares that you wish to redeem;

                          -    The name of the fund(s) and your account number;
                               and

                          -    Signature guarantees, if necessary (see below).

                          The transfer agent may require that you provide additional documentation, or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA or other type of retirement account, you must complete the appropriate distribution form.

By Telephone              Call the transfer agent at 1-800-959-4246. You will be
                          allowed to redeem by telephone if:

                          - Your redemption proceeds are to be mailed to your address on record (and there has been no change in your address of record within the last 30 days) or transferred electronically to a pre-authorized checking account;

                          -    You do not hold physical share certificates;

                          -    You can provide proper identification
                               information;

                          - Your redemption proceeds do not exceed $250,000 per fund; and

                          - You have not previously declined the telephone redemption privilege.

                          You may, in limited circumstances, initiate a redemption from an Invesco Aim IRA account by telephone. Redemptions from other types of retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form.

Automated Investor Line   Call the Invesco Aim 24-hour Automated Investor Line
                          at 1-800-246-5463. You may place your redemption order
                          after you have provided the bank instructions that
                          will be requested.

By Internet               Place your redemption request at www.invescoaim.com.
                          You will be allowed to redeem by Internet if:

                          -    You do not hold physical share certificates;

                          -    You can provide proper identification
                               information;

                          - Your redemption proceeds do not exceed $250,000 per fund; and

                          -    You have already provided proper bank
                               information.

                          Redemptions from most retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form.

                                  THE AIM FUNDS

TIMING AND METHOD OF PAYMENT

We normally will send out payments within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent). If you redeem shares recently purchased by check or ACH, you may be required to wait up to ten business days before we send your redemption proceeds. This delay is necessary to ensure that the purchase has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted on the NYSE. Redemption checks are mailed to your address of record, via first class U.S. mail, unless you make other arrangements with the transfer agent.

     We use reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

EXPEDITED REDEMPTIONS (AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)

If you place your redemption order by telephone, before 11:30 a.m. Eastern Time and request an expedited redemption, we will transmit payment of redemption proceeds on that same day via federal wire to a bank of record on your account. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we will transmit payment on the next business day.

SYSTEMATIC WITHDRAWALS

You may arrange for regular periodic withdrawals from your account in amounts equal to or greater than $50 per fund. We will redeem the appropriate number of shares from your account to provide redemption proceeds in the amount requested. You must have a total account balance of at least $5,000 in order to establish a Systematic Redemption Plan, unless you are establishing a Required Minimum Distribution for a retirement plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

CHECK WRITING

The transfer agent provides check writing privileges for accounts in the following funds and share classes:

-    AIM Money Market Fund, AIM Cash Reserve Shares and Investor Class shares

-    AIM Tax-Exempt Cash Fund, Class A shares and Investor Class shares

-    Premier Portfolio, Investor Class shares

-    Premier Tax-Exempt Portfolio, Investor Class shares

-    Premier U.S. Government Money Portfolio, Investor Class shares

     You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts. Checks are not eligible to be converted to ACH by the payee. You may not give authorization to a payee by phone to debit your account by ACH for a debt owed to the payee.

SIGNATURE GUARANTEES

We require a signature guarantee in the following circumstances:

-    When your redemption proceeds will equal or exceed $250,000 per fund.

- When you request that redemption proceeds be paid to someone other than the registered owner of the account.

- When you request that redemption proceeds be sent somewhere other than the address of record or bank of record on the account.

- When you request that redemption proceeds be sent to a new address or an address that changed in the last 30 days.

     The transfer agent will accept a guarantee of your signature by a number of different types of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS INITIATED BY THE FUNDS

If your account (Class A, A3, B, C, P and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a Systematic Purchase Plan.

     If the fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which

                                  THE AIM FUNDS

is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Accordingly, the procedures and processes applicable to redemptions of fund shares, as discussed under the heading "Redeeming Shares" above, will apply. Before requesting an exchange, review the prospectus of the fund you wish to acquire.

     All exchanges are subject to the limitations set forth in the prospectuses of the funds. If you wish to exchange shares of one fund for those of another fund, you must consult the prospectus of the fund whose shares you wish to acquire to determine whether the fund is offering shares to new investors and whether you are eligible to acquire shares of that fund.

PERMITTED EXCHANGES

Except as otherwise provided below under "Exchanges Not Permitted", you generally may exchange your shares for shares of the same class of another fund. The following below shows permitted exchanges:

EXCHANGE FROM             EXCHANGE TO
-------------             -----------
AIM Cash Reserve Shares   Class A, A3, B, C, R, Investor Class
Class A                   Class A, A3, Investor Class, AIM Cash Reserve Shares
Class A3                  Class A, A3, Investor Class, AIM Cash Reserve Shares
Investor Class            Class A, A3, Investor Class
Class P                   Class A, A3, AIM Cash Reserve Shares
Class B                   Class B
Class C                   Class C
Class R                   Class R

EXCHANGES NOT PERMITTED

The following exchanges are not permitted:

- Investor Class shares cannot be exchanged for Class A shares of any fund which offers Investor Class shares.

- Exchanges into Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund (also known as the Category III funds) are not permitted.

- Class A Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund cannot be exchanged for Class A3 Shares of those funds.

- AIM Cash Reserve Shares cannot be exchanged for Class B, C or R shares if the shares being exchanged were acquired by exchange from Class A shares of any fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

     Under unusual market conditions, a fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time.

LIMIT ON THE NUMBER OF EXCHANGES

You will generally be limited to four exchanges out of a fund per calendar year (other than the money market funds); provided, however, that the following transactions will not count toward the exchange limitation:

- Exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to apply the exchange limitation.

- Exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments.

- Generally, exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs.

- Exchanges initiated by a fund or by the trustee, administrator or other fiduciary of an employee benefit plan (not in response to distribution or exchange instructions received from a plan participant).

     Each fund reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if the fund, or its designated agent, believes that granting such exceptions would be consistent with the best interests of shareholders.

     There is no limit on the number of exchanges out of AIM Limited Maturity Treasury Fund, AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

     If you exchange shares of one fund for shares of multiple other funds as part of a single transaction, that transaction is counted as one exchange out of a fund.

INITIAL SALES CHARGES AND CDSCS APPLICABLE TO EXCHANGES

You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date

                                  THE AIM FUNDS

you made your initial purchase.

RIGHTS RESERVED BY THE FUNDS

Each fund and its agents reserve the right at any time to:

-    Reject or cancel all or any part of any purchase or exchange order.

- Modify any terms or conditions related to the purchase, redemption or exchange of shares of any fund.

- Reject or cancel any request to establish a Systematic Purchase Plan, Systematic Redemption Plan or Portfolio Rebalancing Program.

- Suspend, change or withdraw all or any part of the offering made by this prospectus.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Boards of Trustees of the funds (collectively, the Board). The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

     Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Invesco Aim determines that the closing price of the security is unreliable, Invesco Aim will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

     Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

     Invesco Aim may use indications of fair value from pricing services approved by the Board. In other circumstances, the Invesco Aim Valuation Committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, Invesco Aim routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

     Specific types of securities are valued as follows:

     Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

     Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, Invesco Aim will value the security at fair value in good faith using procedures approved by the Board.

     Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that Invesco Aim determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Invesco Aim also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco Aim believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco Aim will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

     Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

     Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined

                                  THE AIM FUNDS

without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the Invesco Aim valuation committee will fair value the security using procedures approved by the Board.

     Short-term Securities. The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

     Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

     Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

     Open-end Funds. To the extent a fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

     Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Federal Reserve Bank of New York and the Bank of New York, the fund's custodian, are not open for business or the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if SIFMA recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

     From time to time and in circumstances deemed appropriate by Invesco Aim in its sole discretion, each of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio may remain open for business, during customary business day hours, on a day that the NYSE is closed for business. In such event, on such day you will be permitted to purchase or redeem shares of such funds and net asset values will be calculated for such funds.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

     For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

     For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

     The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year.

                                  THE AIM FUNDS

     Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. Exchanges of shares for shares of another fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax. A fund that is expected to have higher turnover than that of other funds is more likely to generate short-term gain or loss. If a fund does recognize short-term capital gain, it will distribute those gains as ordinary income dividends, which will be subject to tax at a shareholder's tax rate for ordinary income.

     Investors in tax-exempt funds should read the information under the heading "Other Information--Special Tax Information Regarding the Fund" in the applicable fund's prospectus.

     The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

PAYMENTS TO FINANCIAL ADVISORS

The financial advisor or intermediary through which you purchase your shares may receive all or a portion of the sales charges and distribution fees discussed above. In addition to those payments, Invesco Aim Distributors or one or more of its corporate affiliates (collectively, Invesco Aim Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash payments and other payments for certain marketing and support services. Invesco Aim Affiliates make these payments from their own resources, from Invesco Aim Distributors' retention of initial sales charges and from payments to Invesco Aim Distributors made by the funds under their 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with Invesco Aim Affiliates.

     Invesco Aim Affiliates make payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits Invesco Aim Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). Invesco Aim Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The payments Invesco Aim Affiliates make may be calculated based on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Payments may also be calculated based on the average daily net assets of the applicable funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. Invesco Aim Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

     Invesco Aim Affiliates are motivated to make these payments as they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, Invesco Aim Affiliates benefit from the incremental management and other fees paid to Invesco Aim Affiliates by the funds with respect to those assets.

     Invesco Aim Affiliates also may make payments to certain financial advisors for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by Invesco Aim Affiliates under this category of services are charged back to the funds, subject to certain limitations approved by the Board.

     You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from Invesco Aim Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY (MARKET TIMING) DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Board has adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

                                  THE AIM FUNDS

     The Invesco Aim Affiliates currently use the following tools designed to discourage excessive short-term trading in the retail funds:

-    Trade activity monitoring.

-    Trading guidelines.

-    Redemption fees on trades in certain funds.

- The use of fair value pricing consistent with procedures approved by the Board.

     Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     Money Market Funds. The Board of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that a money market fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the money market fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles; investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seek to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

     AIM Limited Maturity Treasury Fund. The Board of AIM Limited Maturity Treasury Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of such fund's shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions and determined that those risks were minimal. Nonetheless, to the extent that AIM Limited Maturity Treasury Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, AIM Limited Maturity Treasury Fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the fund for the following reasons:

- Many investors use AIM Limited Maturity Treasury Fund as a short-term investment alternative and should be able to purchase and redeem shares regularly and frequently.

- One of the advantages of AIM Limited Maturity Treasury Fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of AIM Limited Maturity Treasury Fund will be detrimental to the continuing operations of such fund.

TRADE ACTIVITY MONITORING

Invesco Aim Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Invesco Aim Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than

                                  THE AIM FUNDS

exchanges into a money market fund. Invesco Aim Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

     The ability of Invesco Aim Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

TRADING GUIDELINES

If you exceed four exchanges out of a fund per calendar year (other than the money market funds and AIM Limited Maturity Treasury Fund), or a fund or an Invesco Aim Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders.

     The ability of Invesco Aim Affiliates to monitor exchanges made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEES

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 31 days of purchase. The ability of a fund to assess a redemption fee on redemptions effectuated through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at http://www.invescoaim.com.

If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at Invesco Aim Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or

BY TELEPHONE:       (800) 959-4246
ON THE INTERNET:    You can send us a request by e-mail or download
                    prospectuses, SAIs, annual or semiannual reports via our
                    website: http://www.invescoaim.com

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM Mid Cap Core Equity Fund
   SEC 1940 Act file number: 811-02699
----------------------------------------

invescoaim.com     MCCE-PRO-1

                                                 [INVESCO AIM LOGO APPEARS HERE]
                                                         --Service Mark--

                                                    AIM MODERATE ALLOCATION FUND

                                                                     PROSPECTUS
                                                                    May 1, 2008

AIM Moderate Allocation Fund's investment objective is to provide total return consistent with a moderate level of risk relative to the broad stock market.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, B, C and R shares of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                          ----------------------------
                          AIM MODERATE ALLOCATION FUND
                          ----------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


RISK/RETURN SUMMARY                                  1
------------------------------------------------------
PERFORMANCE INFORMATION                              1
------------------------------------------------------
Annual Total Returns                                 1
Performance Table                                    2
FEE TABLE AND EXPENSE EXAMPLE                        2
------------------------------------------------------
Fee Table                                            2
Expense Example                                      3
HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                        4

------------------------------------------------------
INVESTMENT OBJECTIVE, STRATEGIES AND RISKS           5
------------------------------------------------------
Objective and Strategies                             5
Risks                                                5
DISCLOSURE OF PORTFOLIO HOLDINGS                     7
------------------------------------------------------
FUND MANAGEMENT                                      8
------------------------------------------------------
The Advisors                                         8
Advisor Compensation                                 9
Portfolio Manager                                    9
OTHER INFORMATION                                    9
------------------------------------------------------
Sales Charges                                        9
Dividends and Distributions                          9
FINANCIAL HIGHLIGHTS                                10
------------------------------------------------------
GENERAL INFORMATION                                A-1
------------------------------------------------------
Choosing a Share Class                             A-1
Share Class Eligibility                            A-1
Distribution and Service (12b-1) Fees              A-2
Initial Sales Charges (Class A Shares
  Only)                                            A-2
Contingent Deferred Sales Charges (CDSCs)          A-4
Redemption Fees                                    A-5
Purchasing Shares                                  A-6
Redeeming Shares                                   A-8
Exchanging Shares                                  A-9
Rights Reserved by the Funds                      A-11
Pricing of Shares                                 A-11
Taxes                                             A-12
Payments to Financial Advisors                    A-13
Excessive Short-Term Trading Activity
  (Market Timing) Disclosures                     A-13
OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------



The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc. and AIM Funds Management Inc.


    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                          ----------------------------
                          AIM MODERATE ALLOCATION FUND
                          ----------------------------

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

The fund's investment objective is to provide total return consistent with a moderate level of risk relative to the broad stock market.
    The fund is a "fund of funds," and invests its assets in other underlying mutual funds advised by Invesco Aim Advisors, Inc. (the advisor or Invesco Aim). The fund seeks to meet its objective by building a portfolio of mutual fund investments that has a moderate level of risk relative to the S&P 500 Index. The fund's target allocation is to invest 60% of its total assets in underlying funds that invest primarily in equity securities and 40% of its total assets in underlying funds that invest primarily in fixed-income securities.
    The fund's investment performance depends on the investment performance of the underlying funds in which it invests. Therefore, the risks associated with an investment in a fund of funds, such as the fund, are also the risks associated with an investment in the underlying funds.
    Among the principal risks of investing in the fund and the underlying funds, which could adversely affect the fund's net asset value, yield and total return are:


Fund of Funds Risk        U.S. Government           Currency/Exchange Rate    Reinvestment Risk
                          Obligations Risk          Risk
Market Risk                                                                   Dollar Roll
                          High Yield Risk           Management Risk             Transaction Risk
Equity Securities Risk
                          Mortgage- and             Growth Investing Risk     Risks Relating to
Foreign Securities Risk   Asset-Backed                                          Banking and Financial
                            Securities Risk         Value Investing Risk        Services Industries
Convertible Securities
Risk                      Derivatives Risk          Non-Diversification Risk
Interest Rate Risk        Leverage Risk             High-Coupon U.S.
                                                    Government Agency
Credit Risk               Active Trading Risk         Mortgage-Backed
                                                    Securities Risk


    Please see "Investment Objective, Strategies and Risks" for a description of these risks.
    There is a risk that you could lose all or a portion of your investment in the fund and that the income that you receive from the fund may vary. The value of your investment in the fund will go up and down with the prices of the securities held by the underlying funds in which the fund invests.
    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2005...................................................................    7.47%
2006...................................................................   11.73%
2007...................................................................    7.14%



    The Class A shares' year-to-date total return as of March 31, 2008 was -7.53%.


    During the periods shown in the bar chart, the highest quarterly return was 5.32% (quarter ended December 31, 2006) and the lowest quarterly return was -1.83% (quarter ended June 30, 2006).

                          ----------------------------
                          AIM MODERATE ALLOCATION FUND
                          ----------------------------

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payments of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.


AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------------------
(for the periods ended      1          SINCE        INCEPTION
December 31, 2007)        YEAR         INCEPTION      DATE
---------------------------------------------------------------
Class A                                              04/30/04
  Return Before Taxes     1.27%        8.21%
  Return After Taxes
     on Distributions     (0.07)       7.27
  Return After Taxes
     on Distributions
     and Sale of Fund
     Shares               1.51         6.69
Class B                                              04/30/04
  Return Before Taxes     1.33         8.43
Class C                                              04/30/04
  Return Before Taxes     5.33         9.08
Class R                                              04/30/04
  Return Before Taxes     6.90         9.64
---------------------------------------------------------------
S&P 500--Registered
  Trademark-- Index(1)    5.49         10.02         04/30/04
Custom Moderate
  Allocation
  Index(1,2)              6.87         9.89          04/30/04
Lipper Mixed-Asset
  Target Allocation
  Moderate Funds
  Index(1,3)              5.67         8.50          04/30/04
---------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for Class B, C and R shares will vary.


(1) The Standard & Poor's 500 Index is a market-capitalization weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry. The fund has also included the Custom Moderate Allocation Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Mixed-Asset Target Allocation Moderate Funds Index (which may or may not include the fund), is included for comparison to a peer group.


(2) The Custom Moderate Allocation Index, created by Invesco Aim to serve as a benchmark for AIM Moderate Allocation Fund, is composed of the following indexes: Russell 3000, MSCI EAFE and Lehman Brothers U.S. Universal. The composition of the index may change from time to time based upon the target asset allocation of the fund. Therefore, the current composition of the index does not reflect its historic composition and will likely be altered in the future to better reflect the objective of the fund. The Russell 3000--Registered Trademark-- Index is an unmanaged index considered representative of the U.S. stock market. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell--Registered Trademark-- is a trademark of the Frank Russell Co. The MSCI EAFE--Registered Trademark-- Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The Lehman Brothers U.S. Universal Index is composed of the following Lehman Brothers indexes: U.S. Aggregate Index, U.S. High-Yield Corporate, 144A, Eurodollar, Emerging Markets and the non-ERISA portion of the CMBS.


(3) The Lipper Mixed-Asset Target Allocation Moderate Funds Index is an equally weighted representation of the largest funds in the Lipper Mixed-Asset Target Allocation Moderate Funds category. These funds, by portfolio practice, maintain a mix of between 40% to 60% equity securities, with the remainder invested in bonds, cash and cash equivalents.


FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
-----------------------------------------------------------------------------------
(fees paid directly from your
investment)                           CLASS A     CLASS B     CLASS C     CLASS R
-----------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Purchases
(as a percentage of offering price)     5.50%       None        None        None

Maximum Deferred Sales Charge (Load)
(as a percentage of original
purchase price or redemption
proceeds, whichever is less)            None(1)     5.00%       1.00%       None(1)
-----------------------------------------------------------------------------------

                          ----------------------------
                          AIM MODERATE ALLOCATION FUND
                          ----------------------------


ANNUAL FUND OPERATING EXPENSES(2)
----------------------------------------------------------------------------
(expenses that are deducted from
fund assets)                        CLASS A    CLASS B    CLASS C    CLASS R
----------------------------------------------------------------------------
Management Fees(3)                   None       None       None       None

Distribution and/or Service
(12b-1) Fees                         0.25%      1.00%      1.00%      0.50%

Other Expenses(4)                    0.25       0.25       0.25       0.25

Acquired Fund Fees and Expenses(5)   0.76       0.76       0.76       0.76

Total Annual Fund Operating
Expenses                             1.26       2.01       2.01       1.51

Fee Waiver(4)                        0.12       0.12       0.12       0.12

Net Annual Fund Operating Expenses   1.14       1.89       1.89       1.39
----------------------------------------------------------------------------


(1) A contingent deferred sales charge may apply in some cases. See "General Information--Contingent Deferred Sales Charges (CDSCs)".

(2) There is no guarantee that actual expenses will be the same as those shown in the table.


(3) The fund does not pay a management fee directly, however, the advisor receives a fee indirectly as a result of the funds' investments in underlying funds also advised by Invesco Aim. See Acquired Fund Fees and Expenses below.


(4) The fund's advisor has contractually agreed to reimburse expenses to the extent necessary to limit Other Expenses (excluding Rule 12b-1 fees and certain items discussed below) to 0.12% on Class A, Class B, Class C and Class R shares, through at least June 30, 2008. Therefore, the fund's operating expenses are limited to 0.37%, 1.12%, 1.12% and 0.62% for Class A, Class B, Class C and Class R shares, respectively. In determining the advisor's obligation to reimburse expenses, the following expenses are not taken into account, and could cause Other Expenses to exceed the limits: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund.


(5) Acquired Fund Fees and Expenses are not operating expenses of the fund directly but are fees and expenses, including management fees, of the investment companies in which the fund invests. As a result, the Net Annual Fund Operating Expenses will exceed the expense limits above. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. The impact of the Acquired Fund Fees and Expenses are included in the total returns of the fund.


    If a financial institution is managing your account, you may also be charged a transaction or other fee by such financial institution.
    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE
This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.
    The expense example assumes you:
  (i)  invest $10,000 in the fund for the time periods indicated;
  (ii) redeem all of your shares at the end of the periods indicated;
  (iii)earn a 5% return on your investment before operating expenses each year;
  (iv) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements and includes the estimated indirect expenses of the underlying funds); and
  (v) incur applicable initial sales charges (see "General Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge).
    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                          1 YEAR       3 YEARS      5 YEARS        10 YEARS
-----------------------------------------------------------------------------
Class A                    $660         $916        $1,193          $1,979
Class B                     692          919         1,272           2,135(1)
Class C                     292          619         1,072           2,328
Class R                     142          465           812           1,791
-----------------------------------------------------------------------------


    You would pay the following expenses if you did not redeem your shares:


                          1 YEAR       3 YEARS      5 YEARS        10 YEARS
-----------------------------------------------------------------------------
Class A                    $660         $916        $1,193          $1,979
Class B                     192          619         1,072           2,135(1)
Class C                     192          619         1,072           2,328
Class R                     142          465           812           1,791
-----------------------------------------------------------------------------


(1) Assumes conversion of Class B shares to Class A shares, which occurs on or about the end of the month which is at least 8 years after the date on which shares were purchased, lowering your annual fund operating expenses from that time on.

                          ----------------------------
                          AIM MODERATE ALLOCATION FUND
                          ----------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between Invesco Aim Advisors, Inc. and certain of its affiliates and the New York Attorney General requires Invesco Aim Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:

  - You invest $10,000 in the fund and hold it for the entire 10 year period;

  - Your investment has a 5% return before expenses each year;

  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed and includes the estimated indirect expenses of the underlying funds;


  - Hypotheticals both with and without any applicable initial sales charge applied (see "General Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge); and


  - There is no sales charge on reinvested dividends.
    There is no assurance that the annual expense ratio will be the expense ratio for the fund classes for any of the years shown. To the extent that Invesco Aim Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

CLASS A (INCLUDES MAXIMUM
SALES CHARGE)                                    YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
-------------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                             1.14%        1.26%        1.26%        1.26%        1.26%
Cumulative Return Before Expenses                   5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses                   (1.85%)       1.82%        5.63%        9.58%       13.68%
End of Year Balance                            $ 9,814.77   $10,181.84   $10,562.64   $10,957.69   $11,367.50
Estimated Annual Expenses                      $   659.81   $   125.98   $   130.69   $   135.58   $   140.65
-------------------------------------------------------------------------------------------------------------

CLASS A (INCLUDES MAXIMUM
SALES CHARGE)                                    YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
-------------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                             1.26%        1.26%        1.26%        1.26%        1.26%
Cumulative Return Before Expenses                  34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses                   17.93%       22.34%       26.91%       31.66%       36.58%
End of Year Balance                            $11,792.65   $12,233.69   $12,691.23   $13,165.89   $13,658.29
Estimated Annual Expenses                      $   145.91   $   151.37   $   157.03   $   162.90   $   168.99
-------------------------------------------------------------------------------------------------------------


CLASS A (WITHOUT MAXIMUM
SALES CHARGE)                                    YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
-------------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                             1.14%        1.26%        1.26%        1.26%        1.26%
Cumulative Return Before Expenses                   5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses                    3.86%        7.74%       11.77%       15.95%       20.29%
End of Year Balance                            $10,386.00   $10,774.44   $11,177.40   $11,595.44   $12,029.10
Estimated Annual Expenses                      $   116.20   $   133.31   $   138.30   $   143.47   $   148.83
-------------------------------------------------------------------------------------------------------------

CLASS A (WITHOUT MAXIMUM
SALES CHARGE)                                    YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
-------------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                             1.26%        1.26%        1.26%        1.26%        1.26%
Cumulative Return Before Expenses                  34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses                   24.79%       29.46%       34.30%       39.32%       44.53%
End of Year Balance                            $12,478.99   $12,945.71   $13,429.88   $13,932.15   $14,453.22
Estimated Annual Expenses                      $   154.40   $   160.18   $   166.17   $   172.38   $   178.83
-------------------------------------------------------------------------------------------------------------


CLASS B(2)                                       YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
-------------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                             1.89%        2.01%        2.01%        2.01%        2.01%
Cumulative Return Before Expenses                   5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses                    3.11%        6.19%        9.37%       12.64%       16.01%
End of Year Balance                            $10,311.00   $10,619.30   $10,936.82   $11,263.83   $11,600.62
Estimated Annual Expenses                      $   191.94   $   210.35   $   216.64   $   223.12   $   229.79
-------------------------------------------------------------------------------------------------------------

CLASS B(2)                                       YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
-------------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                             2.01%        2.01%        2.01%        1.26%        1.26%
Cumulative Return Before Expenses                  34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses                   19.47%       23.05%       26.73%       31.47%       36.38%
End of Year Balance                            $11,947.47   $12,304.70   $12,672.61   $13,146.57   $13,638.25
Estimated Annual Expenses                      $   236.66   $   243.73   $   251.02   $   162.66   $   168.74
-------------------------------------------------------------------------------------------------------------


CLASS C(2)                                       YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
-------------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                             1.89%        2.01%        2.01%        2.01%        2.01%
Cumulative Return Before Expenses                   5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses                    3.11%        6.19%        9.37%       12.64%       16.01%
End of Year Balance                            $10,311.00   $10,619.30   $10,936.82   $11,263.83   $11,600.62
Estimated Annual Expenses                      $   191.94   $   210.35   $   216.64   $   223.12   $   229.79
-------------------------------------------------------------------------------------------------------------

CLASS C(2)                                       YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
-------------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                             2.01%        2.01%        2.01%        2.01%        2.01%
Cumulative Return Before Expenses                  34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses                   19.47%       23.05%       26.73%       30.52%       34.42%
End of Year Balance                            $11,947.47   $12,304.70   $12,672.61   $13,051.52   $13,441.77
Estimated Annual Expenses                      $   236.66   $   243.73   $   251.02   $   258.53   $   266.26
-------------------------------------------------------------------------------------------------------------


CLASS R                                          YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
-------------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                             1.39%        1.51%        1.51%        1.51%        1.51%
Cumulative Return Before Expenses                   5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses                    3.61%        7.23%       10.97%       14.84%       18.85%
End of Year Balance                            $10,361.00   $10,722.60   $11,096.82   $11,484.10   $11,884.89
Estimated Annual Expenses                      $   141.51   $   159.18   $   164.74   $   170.49   $   176.44
-------------------------------------------------------------------------------------------------------------

CLASS R                                          YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
-------------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                             1.51%        1.51%        1.51%        1.51%        1.51%
Cumulative Return Before Expenses                  34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses                   23.00%       27.29%       31.73%       36.33%       41.09%
End of Year Balance                            $12,299.67   $12,728.93   $13,173.17   $13,632.92   $14,108.71
Estimated Annual Expenses                      $   182.59   $   188.97   $   195.56   $   202.39   $   209.45
-------------------------------------------------------------------------------------------------------------


(1) Your actual expenses may be higher or lower than those shown.

(2) The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through six for Class B and year one for Class C has not been deducted.

                          ----------------------------
                          AIM MODERATE ALLOCATION FUND
                          ----------------------------

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

OBJECTIVE AND STRATEGIES

The fund's investment objective is to provide total return consistent with a moderate level of risk relative to the broad stock market. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.
    The fund seeks to meet its objective by building a portfolio of mutual fund investments that has a moderate level of risk relative to the S&P 500 Index. The fund's target allocation is to invest 60% of its total assets in underlying funds that invest primarily in equity securities (equity funds) and 40% of its total assets in underlying funds that invest primarily in fixed-income securities (fixed-income funds).Up to 20% of the assets that are invested in equity funds will be allocated to equity funds that invest primarily in foreign securities.
    The advisor uses a three-step process to create the fund's portfolio. The first step is a strategic asset allocation by the advisor among broad asset classes. The second step involves the actual selection by the advisor of underlying funds to represent the broad asset classes and the determination by the advisor of target weightings in these underlying funds. The third step is the ongoing monitoring of a fund's asset class allocations, underlying funds and target weightings.
    The advisor monitors the selection of underlying funds to ensure that they continue to conform to the fund's asset class allocations and rebalances the fund's investments in the underlying funds on an annual basis to keep them within their target weightings. However, the advisor has the ability to rebalance on a more frequent basis if it believes it is appropriate to do so. The advisor may change the fund's asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. A list of the underlying funds and their target weightings is located in the fund's Statement of Additional Information.
    The underlying funds may invest in synthetic and derivative instruments. Synthetic and derivative instruments are investments that have economic characteristics similar to an underlying fund's direct investments. Synthetic and derivative instruments that an underlying fund may invest in include warrants, futures contracts, options, exchange-traded funds and American depository receipts. Synthetic and derivative instruments may have the effect of leveraging an underlying fund's portfolio.

    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of a fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.


RISKS


The principal risks of investing in the fund and the underlying funds are:


    Fund of Funds Risk--The fund pursues its investment objective by investing its assets in other underlying funds rather than investing directly in stocks, bonds, cash or other investments. The fund's investment performance depends on the investment performance of the underlying funds in which it invests. Therefore, the risks associated with an investment in a fund of funds, like the fund, are also the risks associated with an investment in the underlying funds.
    There is a risk that the advisor's evaluations and assumptions regarding the fund's broad asset classes or the underlying funds in which the fund invests may be incorrect based on actual market conditions. There is a risk that the fund will vary from the target weightings in the underlying funds due to factors such as market fluctuations. There can be no assurance that the underlying funds will achieve their investment objectives, and the performance of the underlying funds may be lower than the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the fund. If that were to occur, the fund might be forced to withdraw its investment from the underlying fund at a time that is unfavorable to the fund.
    Based on the structure of the fund, the fund is limited to investing in underlying funds that are part of The AIM Family of Funds(R). Moreover, the advisor has the ability to select and substitute the underlying funds in which the fund invests, and may be subject to potential conflicts of interest in selecting underlying funds because it may receive higher fees from certain underlying funds than others. However, as a fiduciary to the fund, the advisor is required to act in the fund's best interest when selecting underlying funds.
    Because the fund is a fund of funds, the fund is subject to the risks associated with the underlying funds in which it invests. The risks of an investment in the underlying funds are set forth below:
    Market Risk--The prices of and the income generated by securities held by the underlying funds may decline in response to certain events, including those directly involving the companies whose securities are owned by the underlying funds; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.
    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. These factors will probably affect the equity securities of smaller companies more than the equity securities of larger, more-established companies. Also, because equity

                          ----------------------------
                          AIM MODERATE ALLOCATION FUND
                          ----------------------------

securities of smaller companies may not be traded as often as equity securities of larger, more-established companies, it may be difficult or impossible for the underlying fund to sell securities at a desirable price.

    Foreign Securities Risk--The dollar value of an underlying fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of an underlying fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

    Convertible Securities Risk--The values of convertible securities in which an underlying fund may invest will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, because these types of securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and a price that is unfavorable to the underlying fund.
    Interest Rate Risk--Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular bond, the greater is its price sensitivity to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.
    Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its price, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality can result in bankruptcy for the issuer and permanent loss of investment.
    U.S. Government Obligations Risk--The underlying funds may invest in obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer's obligations, such as those of the former Student Loan Marketing Association; or
(iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the underlying fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.
    High Yield Risk--High yield risk is a form of credit risk. Securities that are below investment grade are regarded as having predominately speculative characteristics with respect to the capacity to pay interest and repay principal. Lower rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, the fund may incur additional expenses to seek recovery.
    The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the fund could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of the fund's shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.
    Mortgage- and Asset-Backed Securities Risk--Certain of the underlying funds may invest in mortgage and asset-backed securities. These securities are subject to prepayment or call risk, which is the risk that payments from the borrower may be received earlier or later than expected due to changes in the rate at which the underlying loans are prepaid. Faster prepayments often happen when market interest rates are falling. As a result, an underlying fund may need to reinvest these early payments at lower interest rates, thereby reducing its income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the underlying loans to be outstanding for a longer time, which can cause the market value of the security to fall because the market may view its interest rate as too low for a longer-term investment.
    Derivatives Risk--The value of "derivatives"--so-called because their value "derives" from the value of an underlying asset (including an underlying security), reference rate or index--may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. Derivatives may be used to create synthetic exposure to an underlying asset or to hedge a portfolio risk. If an underlying fund uses derivatives to "hedge" a portfolio risk, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the underlying fund's portfolio. Over the counter derivatives are also subject to counterparty

                          ----------------------------
                          AIM MODERATE ALLOCATION FUND
                          ----------------------------

risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with an underlying fund.
    Leverage Risk--The use of derivatives may give rise to a form of leverage. Leverage may cause an underlying fund's portfolio to be more volatile than if the fund had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities held by the underlying fund.
    Active Trading Risk--Certain of the underlying funds may engage in active and frequent trading of portfolio securities to achieve their investment objectives. If an underlying fund does trade in this way, it may incur increased costs, which can lower the actual return of the underlying fund. Active trading may also increase short term gains and losses, which may affect the taxes that must be paid.
    Currency/Exchange Rate Risk--Certain of the underlying funds may buy or sell currencies other than the U.S. Dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.
    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the underlying fund's portfolio managers will produce the desired results.
    Growth Investing Risk--Certain of the underlying funds may invest in "growth" stocks. "Growth" stocks can perform differently from the market as a whole and other types of stocks and tend to be more expensive relative to their earnings or assets compared with other types of stocks. As a result, growth stocks tend to be more sensitive to changes in their earnings and can be more volatile than other types of stocks.
    Value Investing Risk--Certain of the underlying funds may invest in "value" stocks. "Value" stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, value stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.
    Non-Diversification Risk--AIM Floating Rate Fund, one of the underlying funds, is non-diversified and can invest a greater portion of its assets in the loans or securities of one borrower or issuer than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.
    High-Coupon U.S. Government Agency Mortgage-Backed Securities--The underlying funds may invest a portion of their assets in high-coupon U.S. Government agency mortgage-backed securities. These provide a higher coupon at the time of purchase than current prevailing market interest rates. The underlying funds may purchase such securities at a premium. If these securities experience a faster principal prepayment rate than expected, both the market value of and income from such securities will decrease. The prices of high-coupon U.S. Government agency mortgage-backed securities fall more slowly when interest rates rise than do prices of traditional fixed-rate securities. Some of the securities purchased by the underlying funds are not guaranteed by the U.S. Government. The issuer of a security may default or otherwise be unable to honor a financial obligation.
    Reinvestment Risk--Reinvestment risk is the risk that a bond's cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond. If interest rates decline, the underlying bond may rise in value, but the cash flows received from that bond may have to be invested at a lower interest rate.
    Dollar Roll Transaction Risk--In a dollar roll transaction, the underlying fund sells a mortgage-backed security held by the underlying fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. Dollar roll transactions involve the risk that the market value of the securities retained by the underlying fund may decline below the price of the securities that the underlying fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the underlying fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party or its trustee or receiver, whether to enforce the underlying fund's obligation to repurchase the securities.
    Risks Relating to Banking and Financial Services Industries--To the extent that the underlying fund is concentrated in securities of issuers in the banking and financial services industries, the underlying fund's performance will depend to a greater extent on the overall condition of those industries. Financial services companies are highly dependent on the supply of short-term financing. The value of securities of issuers in the banking and financial services industry can be sensitive to changes in government regulations and interest rates and to economic downturns in the United States and abroad.

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for the fund is available at http://www.invescoaim.com. To reach this information, access the fund's overview page on the website. Links to the following fund information are located in the upper right side of this website page:

---------------------------------------------------------------------------------------------------------------------------------
                                                    APPROXIMATE DATE OF                          INFORMATION REMAINS
INFORMATION                                           WEBSITE POSTING                             POSTED ON WEBSITE
---------------------------------------------------------------------------------------------------------------------------------
 Top ten holdings as of month-end        15 days after month-end                      Until posting of the following month's top
                                                                                      ten holdings
---------------------------------------------------------------------------------------------------------------------------------
 Complete portfolio holdings as of       30 days after calendar quarter-end           For one year
 calendar quarter-end
---------------------------------------------------------------------------------------------------------------------------------

                          ----------------------------
                          AIM MODERATE ALLOCATION FUND
                          ----------------------------

    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information, which is available at http://www.invescoaim.com.

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS


Invesco Aim serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.


    The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the fund and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the fund:

    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at Bleichstrasse 60-62, Frankfurt, Germany 60313, which has acted as an investment advisor since 1998.
    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.
    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.
    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.
    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at One Midtown Plaza, 1360 Peachtree Street, N.E., Suite 100, Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.
    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.
    Invesco Institutional (N.A.), Inc. (Invesco Institutional), located at One Midtown Plaza, 1360 Peachtree Street, N.E., Suite 100, Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.
    Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.

    AIM Funds Management Inc. (AFMI), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1994. AFMI anticipates changing its name to Invesco Trimark Investment Management Inc. on or prior to December 31, 2008.

    AIM Floating Rate Fund, one of the underlying funds, along with numerous unrelated funds and financial institutions, has been named as a defendant in two private civil lawsuits filed in the United States Bankruptcy Court, Southern District of New York. (Enron Corp. v. J.P. Morgan Securities, Inc., et al., Case No. 01-16034(AJG) and Adelphia Communications Corp. and its Affiliate Debtors in Possession and Official Committee of Unsecured Creditors of Adelphia v. Bank of America, individually and as Agent for various Banks Party to Credit Agreements, et al., Case No. 02-41729). These lawsuits seek, respectively, avoidance of certain payments made by Enron Corp. and avoidance of certain loans of Adelphia Communications Corp. The Enron lawsuit alleges that payments made to AIM Floating Rate Fund and other creditors to prepay and/or redeem certain commercial paper prior to its maturity were preferential transfers. The amount sought to be recovered from AIM Floating Rate Fund in the Enron lawsuit is the aggregate amount of the repurchases of Enron's commercial paper from AIM Floating Rate Fund during the 90 days prior to the filing by Enron of a bankruptcy petition (approximately $10 million) plus interest and Enron's court costs. The Adelphia lawsuit alleges that the purchasers of Adelphia's bank debt knew, or should have known, that the loan proceeds would not benefit Adelphia, but instead would be used to enrich Adelphia insiders. The amount sought to be recovered from AIM Floating Rate Fund in the Adelphia lawsuit is not specified in such lawsuit. Adelphia has also filed a bankruptcy petition. Accordingly, any recoveries by the plaintiffs in these lawsuits may result in a corresponding claim against the respective bankruptcy estate, which may be paid in part through distributions under a plan of reorganization to the extent the claim is allowed under such plan.
    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.
    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

                          ----------------------------
                          AIM MODERATE ALLOCATION FUND
                          ----------------------------

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

The advisor does not receive a management fee from the fund.

    Invesco Aim, not the fund, pays sub-advisory fees, if any.


    A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement of the fund is available in the fund's most recent report to shareholders for the six-month period ended June 30.


PORTFOLIO MANAGER

The fund is not actively managed, however, Gary K. Wendler, Director of Product Line Strategy and Investment Services for an affiliate of the advisor, assisted by a group of research professionals, determines the asset class allocation, underlying fund selections and target weightings for the fund. He has been responsible for the fund since its inception in 2004 and has been associated with the advisor and/or its affiliates since 1995.
    The underlying funds are actively managed by investment professionals. More information on the investment professionals managing the underlying funds may be found on our website http://www.invescoaim.com. The website is not a part of this prospectus.
    The fund's Statement of Additional Information provides additional information about the portfolio manager's investments in the fund, a description of his compensation structure, and information regarding other accounts he manages.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Moderate Allocation Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "General Information--Initial Sales Charges (Class A Shares Only)" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to a contingent deferred sales charge. Purchases of Class B and Class C shares are subject to a contingent deferred sales charge. Certain purchases of Class R shares may be subject to a contingent deferred sales charge. For more information on contingent deferred sales charges, see "General Information--Contingent Deferred Sales Charges (CDSCs)" section of this prospectus.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS


The fund generally distributes long-term and short-term capital gains, if any, annually, but may declare and pay capital gains distributions more than once per year as permitted by law.

                          ----------------------------
                          AIM MODERATE ALLOCATION FUND
                          ----------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.
    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.





                                                                                       CLASS A
                                                              ----------------------------------------------------------
                                                                          YEAR ENDED                   APRIL 30, 2004
                                                                         DECEMBER 31,                (COMMENCEMENT DATE)
                                                              -----------------------------------      TO DECEMBER 31,
                                                                2007           2006        2005             2004
                                                              --------       --------    --------    -------------------
Net asset value, beginning of period                          $  12.23       $  11.49    $  10.89          $ 10.00
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                        0.41           0.31        0.24             0.11
------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.45           1.04        0.57             0.87
========================================================================================================================
    Total from investment operations                              0.86           1.35        0.81             0.98
========================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.37)         (0.28)      (0.18)           (0.09)
------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.37)         (0.33)      (0.03)           (0.00)
========================================================================================================================
    Total distributions                                          (0.74)         (0.61)      (0.21)           (0.09)
========================================================================================================================
Net asset value, end of period                                $  12.35       $  12.23    $  11.49          $ 10.89
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(b)                                                   7.14%         11.73%       7.47%            9.85%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $466,753       $312,300    $208,841          $71,431
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  0.38%(c)       0.38%       0.34%            0.40%(d)
------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               0.50%(c)       0.53%       0.62%            0.87%(d)
========================================================================================================================
Estimated acquired fund fees from underlying funds(e)             0.76%          0.80%       0.82%            0.92%
========================================================================================================================
Ratio of net investment income to average net assets              3.20%(c)       2.56%       2.19%            1.56%(d)
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate(f)                                           6%            21%          2%               1%
________________________________________________________________________________________________________________________
========================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $418,731,165.


(d) Annualized.


(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.


(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                          ----------------------------
                          AIM MODERATE ALLOCATION FUND
                          ----------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                       CLASS B
                                                              ----------------------------------------------------------
                                                                          YEAR ENDED                   APRIL 30, 2004
                                                                         DECEMBER 31,                (COMMENCEMENT DATE)
                                                              -----------------------------------      TO DECEMBER 31,
                                                                2007           2006        2005             2004
                                                              --------       --------    --------    -------------------
Net asset value, beginning of period                          $  12.17       $  11.45    $  10.87          $ 10.00
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                        0.31           0.21        0.16             0.06
------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.44           1.03        0.57             0.88
========================================================================================================================
    Total from investment operations                              0.75           1.24        0.73             0.94
========================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.28)         (0.19)      (0.12)           (0.07)
------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.37)         (0.33)      (0.03)           (0.00)
========================================================================================================================
    Total distributions                                          (0.65)         (0.52)      (0.15)           (0.07)
========================================================================================================================
Net asset value, end of period                                $  12.27       $  12.17    $  11.45          $ 10.87
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(b)                                                   6.24%         10.86%       6.75%            9.44%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $155,059       $146,751    $117,373          $45,846
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.13%(c)       1.13%       1.05%            1.05%(d)
------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.25%(c)       1.28%       1.33%            1.52%(d)
========================================================================================================================
Estimated acquired fund fees from underlying funds(e)             0.76%          0.80%       0.82%            0.92%
========================================================================================================================
Ratio of net investment income to average net assets              2.45%(c)       1.81%       1.48%            0.91%(d)
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate(f)                                           6%            21%          2%               1%
________________________________________________________________________________________________________________________
========================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $154,751,712.


(d) Annualized.


(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.


(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                          ----------------------------
                          AIM MODERATE ALLOCATION FUND
                          ----------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                       CLASS C
                                                              ---------------------------------------------------------
                                                                          YEAR ENDED                  APRIL 30, 2004
                                                                         DECEMBER 31,               (COMMENCEMENT DATE)
                                                              ----------------------------------      TO DECEMBER 31,
                                                                2007           2006       2005             2004
                                                              --------       --------    -------    -------------------
Net asset value, beginning of period                          $  12.17       $  11.45    $ 10.87          $ 10.00
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                        0.31           0.21       0.16             0.06
-----------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.44           1.03       0.57             0.88
=======================================================================================================================
    Total from investment operations                              0.75           1.24       0.73             0.94
=======================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.28)         (0.19)     (0.12)           (0.07)
-----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.37)         (0.33)     (0.03)           (0.00)
=======================================================================================================================
    Total distributions                                          (0.65)         (0.52)     (0.15)           (0.07)
=======================================================================================================================
Net asset value, end of period                                $  12.27       $  12.17    $ 11.45          $ 10.87
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                   6.24%         10.86%      6.75%            9.44%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $141,090       $114,828    $77,801          $27,339
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.13%(c)       1.13%      1.05%            1.05%(d)
-----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.25%(c)       1.28%      1.33%            1.52%(d)
=======================================================================================================================
Estimated acquired fund fees from underlying funds(e)             0.76%          0.80%      0.82%            0.92%
=======================================================================================================================
Ratio of net investment income to average net assets              2.45%(c)       1.81%      1.48%            0.91%(d)
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate(f)                                           6%            21%         2%               1%
_______________________________________________________________________________________________________________________
=======================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $131,508,591.


(d) Annualized.


(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.


(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                          ----------------------------
                          AIM MODERATE ALLOCATION FUND
                          ----------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                      CLASS R
                                                              -------------------------------------------------------
                                                                         YEAR ENDED                 APRIL 30, 2004
                                                                        DECEMBER 31,              (COMMENCEMENT DATE)
                                                              --------------------------------      TO DECEMBER 31,
                                                               2007          2006       2005             2004
                                                              -------       -------    -------    -------------------
Net asset value, beginning of period                          $ 12.21       $ 11.48    $ 10.89          $10.00
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                       0.38          0.28       0.22            0.10
---------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         0.45          1.03       0.57            0.88
=====================================================================================================================
    Total from investment operations                             0.83          1.31       0.79            0.98
=====================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.34)        (0.25)     (0.17)          (0.09)
---------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.37)        (0.33)     (0.03)          (0.00)
=====================================================================================================================
    Total distributions                                         (0.71)        (0.58)     (0.20)          (0.09)
=====================================================================================================================
Net asset value, end of period                                $ 12.33       $ 12.21    $ 11.48          $10.89
_____________________________________________________________________________________________________________________
=====================================================================================================================
Total return(b)                                                  6.90%        11.41%      7.21%           9.80%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $19,332       $15,294    $10,332          $2,161
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 0.63%(c)      0.63%      0.55%           0.55%(d)
---------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              0.75%(c)      0.78%      0.83%           1.02%(d)
=====================================================================================================================
Estimated acquired fund fees from underlying funds(e)            0.76%         0.80%      0.82%           0.92%
=====================================================================================================================
Ratio of net investment income to average net assets             2.95%(c)      2.31%      1.98%           1.41%(d)
_____________________________________________________________________________________________________________________
=====================================================================================================================
Portfolio turnover rate(f)                                          6%           21%         2%              1%
_____________________________________________________________________________________________________________________
=====================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $17,225,593.


(d) Annualized.


(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.


(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                                  THE AIM FUNDS

General Information

In addition to the fund, Invesco Aim serves as investment advisor to many other mutual funds that are offered to retail investors. The following information is about all the AIM funds that offer retail share classes.

CHOOSING A SHARE CLASS

Each of the funds offer multiple classes of shares. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular class, (ii) the initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to the class, (iii) the 12b-1 fee, if any, paid by the class, and (iv) any services you may receive from a financial intermediary. Please contact your financial advisor to assist you in making your decision. Please refer to the prospectus fee table for more information on the fees and expenses of a particular fund's share classes. In addition to the share classes shown in the chart below, AIM Money Market Fund offers AIM Cash Reserve Shares and AIM Summit Fund offers Class P shares.

                          AIM FUND RETAIL SHARE CLASSES

        CLASS A               CLASS A3                CLASS B               CLASS C               CLASS R           INVESTOR CLASS
---------------------  ---------------------  ---------------------  --------------------- --------------------- -------------------
-    Initial sales     -    No initial sales  -    No initial sales  -    No initial sales -    No initial sales -   No initial
     charge which may       charge                 charge                 charge                charge               sales charge
     be waived or
     reduced

-    Contingent        -    No contingent     -    Contingent        -    Contingent       -    Contingent       -    No contingent
     deferred sales         deferred sales         deferred sales         deferred sales        deferred sales        deferred sales
     charge on certain      charge                 charge on              charge on             charge on             charge
     redemptions                                   redemptions            redemptions           certain
                                                   within six             within one            redemptions
                                                   years                  year(3)

-    12b-1 fee of      -    12b-1 fee of      -    12b-1 fee of      -    12b-1 fee of     -    12b-1 fee of     -    12b-1 fee of
     0.25%(1)               0.25%                  1.00%                  1.00%(4)              0.50%                 0.25%(1)

                       -    Does not convert  -    Converts to Class -    Does not convert -    Does not convert -    Does not
                            to Class A shares      A shares on or         to Class A            to Class A            convert to
                                                   about the end of       shares                shares                Class A shares
                                                   the month which
                                                   is at least eight
                                                   years after the
                                                   date on which
                                                   shares were
                                                   purchased along
                                                   with a pro rata
                                                   portion of
                                                   reinvested
                                                   dividends and
                                                   distributions(2)

-    Generally more    -    Available only    -    Purchase orders   -    Generally more   -    Generally,       -    Generally
     appropriate for        through a limited      limited to amount      appropriate for       available only        closed to new
     long-term              number of funds        less than              short-term            to employee           investors
     investors                                     $100,000               investors             benefit plans

                                                                     -    Purchase orders
                                                                          limited to
                                                                          amounts less
                                                                          than $1,000,000

----------
(1) Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

(2)  Class B shares of AIM Money Market Fund convert to AIM Cash Reserve Shares.

(3) CDSC does not apply to redemption of Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund unless you received Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund through an exchange from Class C shares from another AIM Fund that is still subject to a CDSC.

(4)  Class C shares of AIM Floating Rate Fund have a 12b-1 fee of 0.75%.

SHARE CLASS ELIGIBILITY

CLASS A, A3, B, C AND AIM CASH RESERVE SHARES

Class A, A3, B, C and AIM Cash Reserve Shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and employee benefit plans. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial advisor and any other intermediaries who will be involved in the servicing of your account when choosing a share class.

     Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code (the Code). These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. However, plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

CLASS P SHARES

In addition to the other share classes discussed herein, the AIM Summit Fund offers Class P shares, which were historically sold only through the AIM Summit Investors Plans I and II (each a Plan and, collectively, the Summit Plans). Class P shares are sold with no initial sales charge and have a 12b-1 fee of 0.10%. However, Class P shares are not sold to members of the general public. Only shareholders who had accounts in the Summit Plans at the close of business on December 8, 2006 may purchase Class P shares and only until the total of their combined investments in the Summit Plans and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. For a Plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30 year extended investment option.

MCF-5/08

                                  THE AIM FUNDS

CLASS R SHARES

Class R shares are generally available only to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Code; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.

INVESTOR CLASS SHARES

Some of the funds offer Investor Class shares. Investor Class shares are sold with no initial sales charge and have a maximum 12b-1 fee of 0.25%. Investor Class shares are not sold to members of the general public. Only the following persons may purchase Investor Class shares:

- Investors who established accounts prior to April 1, 2002, in Investor Class shares who have continuously maintained an account in Investor Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons). These investors are referred to as "grandfathered investors."

- Customers of certain financial intermediaries which have had relationships with the funds' distributor or any funds that offered Investor Class shares prior to April 1, 2002, who have continuously maintained such relationships. These intermediaries are referred to as "grandfathered intermediaries."

- Employee benefit plans; provided, however, that retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Code in order to purchase Investor Class shares, unless the plan is considered a grandfathered investor or the account is opened through a grandfathered intermediary. Investor Class shares are generally not available for IRAs, unless the IRA depositor is considered a grandfathered investor or the account is opened through a grandfathered intermediary.

- Any trustee, director, officer or employee of any fund or of Invesco Ltd. or any of its subsidiaries or affiliates, or any employee benefit plan maintained by any of them (this includes any immediate family members of such persons).

DISTRIBUTION AND SERVICE (12B-1) FEES

Except as noted below, each fund has adopted a distribution plan pursuant to SEC Rule 12b-1. A 12b-1 plan allows a fund to pay distribution fees to Invesco Aim Distributors, Inc. (Invesco Aim Distributors) to compensate or reimburse, as applicable, Invesco Aim Distributors for its efforts in connection with the sale and distribution of the fund's shares and for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     The following funds and share classes do not have 12b-1 plans:

-    AIM Tax-Free Intermediate Fund, Class A shares.

-    AIM Money Market Fund, Investor Class shares.

-    AIM Tax-Exempt Cash Fund, Investor Class shares.

-    Premier Portfolio, Investor Class shares.

-    Premier U.S. Government Money Portfolio, Investor Class shares.

-    Premier Tax-Exempt Portfolio, Investor Class shares.

INITIAL SALES CHARGES (CLASS A SHARES ONLY)

The funds are grouped into four categories for determining initial sales charges. The "Other Information" section of each fund's prospectus will tell you the sales charge category in which the fund is classified. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

CATEGORY I INITIAL SALES CHARGES

                                    INVESTOR'S SALES CHARGE
                                    -----------------------
                                     AS A % OF
AMOUNT INVESTED                       OFFERING    AS A % OF
IN A SINGLE TRANSACTION                PRICE     INVESTMENT
-----------------------              ---------   ----------
Less than              $   25,000      5.50%        5.82%
$ 25,000 but less than $   50,000      5.25         5.54
$ 50,000 but less than $  100,000      4.75         4.99
$100,000 but less than $  250,000      3.75         3.90
$250,000 but less than $  500,000      3.00         3.09
$500,000 but less than $1,000,000      2.00         2.04

CATEGORY II INITIAL SALES CHARGES

                                    INVESTOR'S SALES CHARGE
                                    -----------------------
                                     AS A % OF
AMOUNT INVESTED                       OFFERING    AS A % OF
IN A SINGLE TRANSACTION                PRICE     INVESTMENT
-----------------------              ---------   ----------
Less than              $   50,000      4.75%        4.99%
$ 50,000 but less than $  100,000      4.00         4.17
$100,000 but less than $  250,000      3.75         3.90
$250,000 but less than $  500,000      2.50         2.56
$500,000 but less than $1,000,000      2.00         2.04

                                  THE AIM FUNDS

CATEGORY III INITIAL SALES CHARGES

                                    INVESTOR'S SALES CHARGE
                                    -----------------------
                                     AS A % OF
AMOUNT INVESTED                       OFFERING    AS A % OF
IN A SINGLE TRANSACTION                PRICE     INVESTMENT
-----------------------              ---------   ----------
Less than              $  100,000      1.00%        1.01%
$100,000 but less than $  250,000      0.75         0.76
$250,000 but less than $1,000,000      0.50         0.50

CATEGORY IV INITIAL SALES CHARGES

                                    INVESTOR'S SALES CHARGE
                                    -----------------------
                                     AS A % OF
AMOUNT INVESTED                       OFFERING    AS A % OF
IN A SINGLE TRANSACTION                PRICE     INVESTMENT
-----------------------              ---------   ----------
Less than              $  100,000      2.50%        2.56%
$100,000 but less than $  250,000      2.00         2.04
$250,000 but less than $  500,000      1.50         1.52
$500,000 but less than $1,000,000      1.25         1.27

CLASS A SHARES SOLD WITHOUT AN INITIAL SALES CHARGE

Certain categories of investors are permitted to purchase and certain intermediaries are permitted to sell Class A shares of the funds without an initial sales charge because their transactions involve little or no expense. The investors who are entitled to purchase Class A shares without paying an initial sales charge include the following:

- Any current or retired trustee, director, officer or employee of any fund or of Invesco Ltd. or any of its subsidiaries or affiliates, or any foundation, trust or employee benefit plan maintained by any of them (this includes any immediate family members of such persons).

- Any registered representative or employee of any intermediary who has an agreement with Invesco Aim Distributors to sell shares of the funds (this includes any immediate family members of such persons).

- Any investor who purchases their shares through an approved fee-based program (this may include any type of account for which there is some alternative arrangement made between the investor and the intermediary to provide for compensation of the intermediary for services rendered in connection with the sale of the shares and maintenance of the customer relationship).

- Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which Invesco Aim Distributors acts as the prototype sponsor to another retirement plan or individual retirement account for which Invesco Aim Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a fund held through the plan or account.

- Employee benefit plans; provided, however, that they meet at least one of the following requirements:

     a.   the plan has assets of at least $1 million;

     b.   there are at least 100 employees eligible to participate in the plan;
          or

     c. all plan transactions are executed through a single omnibus account per fund; further provided that retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares without paying an initial sales charge based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.

- Any investor who maintains an account in Investor Class shares of a fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons).

-    Qualified Tuition Programs created and maintained in accordance with
     Section 529 of the Code.

-    Insurance company separate accounts.

     No investor will pay an initial sales charge in the following circumstances:

- When buying Class A shares of AIM Tax-Exempt Cash Fund and Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

-    When reinvesting dividends and distributions.

- When exchanging shares of one fund, that were previously assessed a sales charge, for shares of another fund.

- As a result of a fund's merger, consolidation, or acquisition of the assets of another fund.

     Additional information regarding eligibility to purchase shares at reduced or without sales charges is available on the Internet at www.invescoaim.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Please consult the fund's Statement of Additional Information for details.

     Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

                                  THE AIM FUNDS

RIGHTS OF ACCUMULATION

You may combine your new purchases of Class A shares of a fund with other fund shares currently owned (Class A, B, C, P or R) and investments in the AIM College Savings Plan(R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name with the same taxpayer identification number for the purpose of qualifying you for lower initial sales charge rates. There may be other accounts that are eligible to be linked, as described in the fund's Statement of Additional Information. However, if the accounts are not registered in the same name with the same taxpayer identification number, you will have to contact the transfer agent to request that those accounts be linked. The transfer agent will not be responsible for identifying all accounts that may be eligible to be linked.

LETTERS OF INTENT

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of one or more funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will be assessed the higher initial sales charge that would normally be applicable to the amount actually invested.

REINSTATEMENT FOLLOWING REDEMPTION

If you redeem shares of a fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B and P redemptions may be reinvested only into Class A shares with no initial sales charge. This reinstatement privilege does not apply to:

- A purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or

- A purchase paid for with proceeds from the redemption of shares that were held indirectly through an employee benefit plan.

     In order to take advantage of this reinstatement privilege, you must inform your financial advisor or the transfer agent that you wish to do so at the time of your investment.

CONTINGENT DEFERRED SALES CHARGES (CDSCS)

CDSCS ON CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND

You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I, II and IV funds without paying an initial sales charge. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

     If you currently own Class A shares of a Category I, II or IV fund, and make additional purchases without paying an initial sales charge that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

     If Invesco Aim Distributors pays a concession to the dealer of record in connection with a Large Purchase of Class A shares by an employee benefit plan, the Class A shares may be subject to a 1% CDSC if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

     If you acquire AIM Cash Reserve Shares of AIM Money Market Fund, Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund through an exchange involving Class A shares that were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.

CDSCS ON CLASS B SHARES AND ON CLASS C SHARES OF FUNDS OTHER THAN
AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class B and Class C shares are sold without an initial sales charge. However, they are subject to a CDSC. If you redeem your shares during the CDSC period, you will be assessed a CDSC as follows, unless you qualify for one of the CDSC exceptions outlined below:

YEAR SINCE PURCHASE MADE:   CLASS B   CLASS C
-------------------------   -------   -------
First                          5%        1%
Second                         4        None
Third                          3        None
Fourth                         3        None
Fifth                          2        None
Sixth                          1        None
Seventh and following         None      None

CDSCS ON CLASS C SHARES -- EMPLOYEE BENEFIT PLAN

Invesco Aim Distributors pays a concession to the dealer of record in connection with a purchase of Class C shares by an employee benefit plan; the Class C shares are subject to a 1.00% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

CDSCS ON CLASS C SHARES OF AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class C shares of AIM LIBOR Alpha Fund and AIM Short Term Bond Fund are not normally subject to a CDSC. However, if you acquired shares of those funds through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC. Conversely, if you acquire Class C shares of any other fund as a result of an exchange involving Class C shares of

                                  THE AIM FUNDS

AIM LIBOR Alpha Fund or AIM Short Term Bond Fund that were not subject to a CDSC, then the shares acquired as a result of the exchange will not be subject to a CDSC.

CDSCS ON CLASS R SHARES

Class R shares are not normally subject to a CDSC. However, if Invesco Aim Distributors pays a concession to the dealer of record in connection with a purchase of Class R shares by an employee benefit plan, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first and, then, shares in the order of their purchase.

CDSC EXCEPTIONS

Investors who own shares that are otherwise subject to a CDSC will not pay a CDSC in the following circumstances:

- If you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period.

-    If you redeem shares to pay account fees.

- If you are the executor, administrator or beneficiary of an estate or are otherwise entitled to assets remaining in an account following the death or post-purchase disability of a shareholder or beneficial owner and you choose to redeem those shares.

     There are other circumstances under which you may be able to redeem shares without paying CDSCs. Additional information regarding CDSC exceptions is available on the Internet at www.invescoaim.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

     Shares acquired through the reinvestment of dividends and distributions are not subject to CDSCs. The following share classes are sold with no CDSC:

-    Class A shares of any Category III Fund.

-    Class A shares of AIM Tax-Exempt Cash Fund.

- Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

-    AIM Cash Reserve Shares of AIM Money Market Fund.

-    Investor Class shares of any fund.

-    Class P shares of AIM Summit Fund.

REDEMPTION FEES

Certain funds impose a 2% redemption fee (on redemption proceeds) if you redeem or exchange shares within 31 days of purchase. Please refer to the applicable fund's prospectus to determine whether that fund imposes a redemption fee. As of the date of this prospectus, the following funds impose redemption fees:

AIM Asia Pacific Growth Fund
AIM China Fund
AIM Developing Markets Fund
AIM European Growth Fund
AIM European Small Company Fund
AIM Floating Rate Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Health Care Fund
AIM Global Real Estate Fund
AIM Global Small & Mid Cap Growth Fund
AIM Global Value Fund
AIM Gold & Precious Metals Fund
AIM High Yield Fund
AIM International Allocation Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund
AIM International Total Return Fund
AIM Japan Fund
AIM Trimark Fund

     The redemption fee will be retained by the fund from which you are redeeming or exchanging shares, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed on a first-in, first-out basis, which means that you will redeem shares in the order of their purchase.

                                  THE AIM FUNDS

     Redemption fees generally will not be charged in the following circumstances:

- Redemptions and exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to assess the redemption fees.

- Redemptions and exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, variable insurance contracts or separately managed qualified default investment alternative vehicles maintained pursuant to Section 404(c)(5) of the Employee Retirement Income Security Act of 1974, as amended (ERISA), which use the funds as underlying investments.

- Redemptions and exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans.

- Redemptions requested within 31 days following the death or post-purchase disability of an account owner.

-    Redemptions or exchanges initiated by a fund.

     The following shares are not subject to redemption fees, irrespective of whether they are redeemed in accordance with any of the exceptions set forth above:

-    Shares acquired through the reinvestment of dividends and distributions.

-    Shares acquired through systematic purchase plans.

- Shares acquired in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan to the trustee or custodian of another employee benefit plan.

     Shares held by employee benefit plans will only be subject to redemption fees if the shares were acquired by exchange and are redeemed by exchange within 31 days of purchase.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

     Your financial advisor or other intermediary may charge service fees for handling redemption transactions. Your shares also may be subject to a CDSC in addition to the redemption fee.

PURCHASING SHARES

If you hold your shares through a financial advisor or other intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution's policies.

MINIMUM INVESTMENTS

There are no minimum investments for Class P or R shares for fund accounts. The minimum investments for Class A, A3, B, C, and Investor Class shares for fund accounts are as follows:

                                                             INITIAL     ADDITIONAL
                                                           INVESTMENT   INVESTMENTS
TYPE OF ACCOUNT                                             PER FUND      PER FUND
---------------                                            ----------   -----------
Wrap-fee accounts managed by your financial advisor           None          None
Employee benefit plans, SEP, SARSEP and SIMPLE IRA plans      None          None
Any type of account if the investor is purchasing shares
   through a systematic purchase plan                        $   50         $50
IRAs, Roth IRAs and Coverdell ESAs                              250          25
All other accounts                                            1,000          50
Invesco Aim Distributors has the discretion to accept
   orders for lesser amounts.

                                  THE AIM FUNDS

HOW TO PURCHASE SHARES

                        OPENING AN ACCOUNT                                       ADDING TO AN ACCOUNT
                        ------------------                                       --------------------
Through a Financial     Contact your financial advisor.                          Contact your financial advisor.
Advisor

By Mail                 Mail completed account application and check to          Mail your check and the remittance slip
                        the transfer agent, Invesco Aim Investment               from your confirmation statement to the
                        Services, Inc., P.O. Box 4739,                           transfer agent.
                        Houston, TX 77210-4739.

By Wire                 Mail completed account application to the transfer       Call the transfer agent to receive a
                        agent. Call the transfer agent at (800) 959-4246 to      reference number. Then, use the wire
                        receive a reference number. Then, use the wire           instructions provided below.
                        instructions provided below.

Wire Instructions       Beneficiary Bank ABA/Routing #: 021000021
                        Beneficiary Account Number: 00100366807
                        Beneficiary Account Name: Invesco Aim Investment
                        Services, Inc.
                        RFB: Fund Name, Reference #
                        OBI: Your Name, Account #

By Telephone            Open your account using one of the methods               Select the Bank Account Information
                                                                                 option on described above. your completed
                                                                                 account application or complete a
                                                                                 Systematic Options and Bank Information
                                                                                 Form. Mail the application or form to the
                                                                                 transfer agent. Once the transfer agent
                                                                                 has received the form, call the transfer
                                                                                 agent at the number below to place your
                                                                                 purchase order.

Automated Investor      Open your account using one of the methods described     Call the Invesco Aim 24-hour Automated
Line                    above.                                                   Investor Line at 1-800-246-5463. You may
                                                                                 place your order after you have provided
                                                                                 the bank instructions that will be
                                                                                 requested.

By Internet             Open your account using one of the methods described     Access your account at
                        above.                                                   www.invescoaim.com. The proper bank
                                                                                 instructions must have been provided on
                                                                                 your account. You may not purchase shares
                                                                                 in retirement accounts on the internet.

     Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the fund verify and record your identifying information.

SYSTEMATIC PURCHASE PLAN

You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50 per fund. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal. Certain financial advisors and other intermediaries may also offer systematic purchase plans.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic periodic exchanges, if permitted, from one fund to another fund or multiple other funds. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another fund is $50. Certain financial advisors and other intermediaries may also offer dollar cost averaging programs. If you participate in one of these programs and it is the same or similar to Invesco Aim's Dollar Cost Averaging program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

AUTOMATIC DIVIDEND AND DISTRIBUTION INVESTMENT

Your dividends and distributions may be paid in cash or reinvested in the same fund or another fund without paying an initial sales charge. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. If you elect to receive your distributions by check, and the distribution amount is $10 or less, then the amount will be automatically reinvested in the same fund and no check will be issued. If you have elected to receive distributions by check, and the postal service is unable to deliver checks to your address of record, then your distribution election may be converted to having all subsequent distributions reinvested in the same fund and no checks will be issued. You should contact the transfer agent to change your distribution option, and your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

     You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

- Your account balance in the fund paying the dividend or distribution must be at least $5,000; and

- Your account balance in the fund receiving the dividend or distribution must be at least $500.

                                  THE AIM FUNDS

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will not occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice to participating investors. Certain financial advisors and other intermediaries may also offer portfolio rebalancing programs. If you participate in one of these programs and it is the same as or similar to Invesco Aim's program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

RETIREMENT PLANS SPONSORED BY INVESCO AIM DISTRIBUTORS

Invesco Aim Distributors acts as the prototype sponsor for certain types of retirement plan documents. These plan documents are generally available to anyone wishing to invest plan assets in the funds. These documents are provided subject to terms, conditions and fees that vary by plan type. Contact your financial advisor or other intermediary for details.

REDEEMING SHARES

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call during the hours of the customary trading session of the New York Stock Exchange
(NYSE) in order to effect the redemption at that day's net asset value. For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call before the last net asset value determination in order to effect the redemption that day.

HOW TO REDEEM SHARES

Through a Financial       Contact your financial advisor or intermediary
Advisor or Other          (including your retirement plan administrator).
Intermediary

By Mail Send a written request to the transfer agent which includes:

                          -    Original signatures of all registered
                               owners/trustees;

                          - The dollar value or number of shares that you wish to redeem;

                          -    The name of the fund(s) and your account number;
                               and

                          -    Signature guarantees, if necessary (see below).

                          The transfer agent may require that you provide additional documentation, or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA or other type of retirement account, you must complete the appropriate distribution form.

By Telephone              Call the transfer agent at 1-800-959-4246. You will be
                          allowed to redeem by telephone if:

                          - Your redemption proceeds are to be mailed to your address on record (and there has been no change in your address of record within the last 30 days) or transferred electronically to a pre-authorized checking account;

                          -    You do not hold physical share certificates;

                          -    You can provide proper identification
                               information;

                          - Your redemption proceeds do not exceed $250,000 per fund; and

                          - You have not previously declined the telephone redemption privilege.

                          You may, in limited circumstances, initiate a redemption from an Invesco Aim IRA account by telephone. Redemptions from other types of retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form.

Automated Investor Line   Call the Invesco Aim 24-hour Automated Investor Line
                          at 1-800-246-5463. You may place your redemption order
                          after you have provided the bank instructions that
                          will be requested.

By Internet               Place your redemption request at www.invescoaim.com.
                          You will be allowed to redeem by Internet if:

                          -    You do not hold physical share certificates;

                          -    You can provide proper identification
                               information;

                          - Your redemption proceeds do not exceed $250,000 per fund; and

                          -    You have already provided proper bank
                               information.

                          Redemptions from most retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form.

                                  THE AIM FUNDS

TIMING AND METHOD OF PAYMENT

We normally will send out payments within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent). If you redeem shares recently purchased by check or ACH, you may be required to wait up to ten business days before we send your redemption proceeds. This delay is necessary to ensure that the purchase has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted on the NYSE. Redemption checks are mailed to your address of record, via first class U.S. mail, unless you make other arrangements with the transfer agent.

     We use reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

EXPEDITED REDEMPTIONS (AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)

If you place your redemption order by telephone, before 11:30 a.m. Eastern Time and request an expedited redemption, we will transmit payment of redemption proceeds on that same day via federal wire to a bank of record on your account. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we will transmit payment on the next business day.

SYSTEMATIC WITHDRAWALS

You may arrange for regular periodic withdrawals from your account in amounts equal to or greater than $50 per fund. We will redeem the appropriate number of shares from your account to provide redemption proceeds in the amount requested. You must have a total account balance of at least $5,000 in order to establish a Systematic Redemption Plan, unless you are establishing a Required Minimum Distribution for a retirement plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

CHECK WRITING

The transfer agent provides check writing privileges for accounts in the following funds and share classes:

-    AIM Money Market Fund, AIM Cash Reserve Shares and Investor Class shares

-    AIM Tax-Exempt Cash Fund, Class A shares and Investor Class shares

-    Premier Portfolio, Investor Class shares

-    Premier Tax-Exempt Portfolio, Investor Class shares

-    Premier U.S. Government Money Portfolio, Investor Class shares

     You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts. Checks are not eligible to be converted to ACH by the payee. You may not give authorization to a payee by phone to debit your account by ACH for a debt owed to the payee.

SIGNATURE GUARANTEES

We require a signature guarantee in the following circumstances:

-    When your redemption proceeds will equal or exceed $250,000 per fund.

- When you request that redemption proceeds be paid to someone other than the registered owner of the account.

- When you request that redemption proceeds be sent somewhere other than the address of record or bank of record on the account.

- When you request that redemption proceeds be sent to a new address or an address that changed in the last 30 days.

     The transfer agent will accept a guarantee of your signature by a number of different types of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS INITIATED BY THE FUNDS

If your account (Class A, A3, B, C, P and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a Systematic Purchase Plan.

     If the fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which

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                                  THE AIM FUNDS

is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Accordingly, the procedures and processes applicable to redemptions of fund shares, as discussed under the heading "Redeeming Shares" above, will apply. Before requesting an exchange, review the prospectus of the fund you wish to acquire.

     All exchanges are subject to the limitations set forth in the prospectuses of the funds. If you wish to exchange shares of one fund for those of another fund, you must consult the prospectus of the fund whose shares you wish to acquire to determine whether the fund is offering shares to new investors and whether you are eligible to acquire shares of that fund.

PERMITTED EXCHANGES

Except as otherwise provided below under "Exchanges Not Permitted", you generally may exchange your shares for shares of the same class of another fund. The following below shows permitted exchanges:

EXCHANGE FROM             EXCHANGE TO
-------------             -----------
AIM Cash Reserve Shares   Class A, A3, B, C, R, Investor Class
Class A                   Class A, A3, Investor Class, AIM Cash Reserve Shares
Class A3                  Class A, A3, Investor Class, AIM Cash Reserve Shares
Investor Class            Class A, A3, Investor Class
Class P                   Class A, A3, AIM Cash Reserve Shares
Class B                   Class B
Class C                   Class C
Class R                   Class R

EXCHANGES NOT PERMITTED

The following exchanges are not permitted:

- Investor Class shares cannot be exchanged for Class A shares of any fund which offers Investor Class shares.

- Exchanges into Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund (also known as the Category III funds) are not permitted.

- Class A Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund cannot be exchanged for Class A3 Shares of those funds.

- AIM Cash Reserve Shares cannot be exchanged for Class B, C or R shares if the shares being exchanged were acquired by exchange from Class A shares of any fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

     Under unusual market conditions, a fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time.

LIMIT ON THE NUMBER OF EXCHANGES

You will generally be limited to four exchanges out of a fund per calendar year (other than the money market funds); provided, however, that the following transactions will not count toward the exchange limitation:

- Exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to apply the exchange limitation.

- Exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments.

- Generally, exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs.

- Exchanges initiated by a fund or by the trustee, administrator or other fiduciary of an employee benefit plan (not in response to distribution or exchange instructions received from a plan participant).

     Each fund reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if the fund, or its designated agent, believes that granting such exceptions would be consistent with the best interests of shareholders.

     There is no limit on the number of exchanges out of AIM Limited Maturity Treasury Fund, AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

     If you exchange shares of one fund for shares of multiple other funds as part of a single transaction, that transaction is counted as one exchange out of a fund.

INITIAL SALES CHARGES AND CDSCS APPLICABLE TO EXCHANGES

You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date

                                  THE AIM FUNDS

you made your initial purchase.

RIGHTS RESERVED BY THE FUNDS

Each fund and its agents reserve the right at any time to:

-    Reject or cancel all or any part of any purchase or exchange order.

- Modify any terms or conditions related to the purchase, redemption or exchange of shares of any fund.

- Reject or cancel any request to establish a Systematic Purchase Plan, Systematic Redemption Plan or Portfolio Rebalancing Program.

- Suspend, change or withdraw all or any part of the offering made by this prospectus.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Boards of Trustees of the funds (collectively, the Board). The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

     Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Invesco Aim determines that the closing price of the security is unreliable, Invesco Aim will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

     Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

     Invesco Aim may use indications of fair value from pricing services approved by the Board. In other circumstances, the Invesco Aim Valuation Committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, Invesco Aim routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

     Specific types of securities are valued as follows:

     Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

     Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, Invesco Aim will value the security at fair value in good faith using procedures approved by the Board.

     Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that Invesco Aim determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Invesco Aim also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco Aim believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco Aim will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

     Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

     Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined

                                  THE AIM FUNDS

without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the Invesco Aim valuation committee will fair value the security using procedures approved by the Board.

     Short-term Securities. The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

     Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

     Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

     Open-end Funds. To the extent a fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

     Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Federal Reserve Bank of New York and the Bank of New York, the fund's custodian, are not open for business or the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if SIFMA recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

     From time to time and in circumstances deemed appropriate by Invesco Aim in its sole discretion, each of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio may remain open for business, during customary business day hours, on a day that the NYSE is closed for business. In such event, on such day you will be permitted to purchase or redeem shares of such funds and net asset values will be calculated for such funds.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

     For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

     For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

     The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year.

                                  THE AIM FUNDS

     Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. Exchanges of shares for shares of another fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax. A fund that is expected to have higher turnover than that of other funds is more likely to generate short-term gain or loss. If a fund does recognize short-term capital gain, it will distribute those gains as ordinary income dividends, which will be subject to tax at a shareholder's tax rate for ordinary income.

     Investors in tax-exempt funds should read the information under the heading "Other Information--Special Tax Information Regarding the Fund" in the applicable fund's prospectus.

     The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

PAYMENTS TO FINANCIAL ADVISORS

The financial advisor or intermediary through which you purchase your shares may receive all or a portion of the sales charges and distribution fees discussed above. In addition to those payments, Invesco Aim Distributors or one or more of its corporate affiliates (collectively, Invesco Aim Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash payments and other payments for certain marketing and support services. Invesco Aim Affiliates make these payments from their own resources, from Invesco Aim Distributors' retention of initial sales charges and from payments to Invesco Aim Distributors made by the funds under their 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with Invesco Aim Affiliates.

     Invesco Aim Affiliates make payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits Invesco Aim Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). Invesco Aim Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The payments Invesco Aim Affiliates make may be calculated based on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Payments may also be calculated based on the average daily net assets of the applicable funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. Invesco Aim Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

     Invesco Aim Affiliates are motivated to make these payments as they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, Invesco Aim Affiliates benefit from the incremental management and other fees paid to Invesco Aim Affiliates by the funds with respect to those assets.

     Invesco Aim Affiliates also may make payments to certain financial advisors for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by Invesco Aim Affiliates under this category of services are charged back to the funds, subject to certain limitations approved by the Board.

     You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from Invesco Aim Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY (MARKET TIMING) DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Board has adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

                                  THE AIM FUNDS

     The Invesco Aim Affiliates currently use the following tools designed to discourage excessive short-term trading in the retail funds:

-    Trade activity monitoring.

-    Trading guidelines.

-    Redemption fees on trades in certain funds.

- The use of fair value pricing consistent with procedures approved by the Board.

     Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     Money Market Funds. The Board of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that a money market fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the money market fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles; investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seek to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

     AIM Limited Maturity Treasury Fund. The Board of AIM Limited Maturity Treasury Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of such fund's shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions and determined that those risks were minimal. Nonetheless, to the extent that AIM Limited Maturity Treasury Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, AIM Limited Maturity Treasury Fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the fund for the following reasons:

- Many investors use AIM Limited Maturity Treasury Fund as a short-term investment alternative and should be able to purchase and redeem shares regularly and frequently.

- One of the advantages of AIM Limited Maturity Treasury Fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of AIM Limited Maturity Treasury Fund will be detrimental to the continuing operations of such fund.

TRADE ACTIVITY MONITORING

Invesco Aim Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Invesco Aim Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than

                                  THE AIM FUNDS

exchanges into a money market fund. Invesco Aim Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

     The ability of Invesco Aim Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

TRADING GUIDELINES

If you exceed four exchanges out of a fund per calendar year (other than the money market funds and AIM Limited Maturity Treasury Fund), or a fund or an Invesco Aim Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders.

     The ability of Invesco Aim Affiliates to monitor exchanges made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEES

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 31 days of purchase. The ability of a fund to assess a redemption fee on redemptions effectuated through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at http://www.invescoaim.com.

If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at Invesco Aim Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or

BY TELEPHONE:       (800) 959-4246

ON THE INTERNET:    You can send us a request by e-mail or download
                    prospectuses, SAIs, annual or semiannual reports via our
                    website: http://www.invescoaim.com

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM Moderate Allocation Fund
   SEC 1940 Act file number: 811-02699
----------------------------------------

invescoaim.com     MAL-PRO-1

                                                 [INVESCO AIM LOGO APPEARS HERE]
                                                         --Service Mark--

                                             AIM MODERATE GROWTH ALLOCATION FUND

                                                                     PROSPECTUS
                                                                    May 1, 2008

AIM Moderate Growth Allocation Fund's investment objective is to provide long-term growth of capital consistent with a higher level of risk relative to the broad stock market.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, B, C and R shares of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                      -----------------------------------
                      AIM MODERATE GROWTH ALLOCATION FUND
                      -----------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


RISK/RETURN SUMMARY                                  1
------------------------------------------------------
PERFORMANCE INFORMATION                              1
------------------------------------------------------
Annual Total Returns                                 1
Performance Table                                    2
FEE TABLE AND EXPENSE EXAMPLE                        3
------------------------------------------------------
Fee Table                                            3
Expense Example                                      3
HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                        4
------------------------------------------------------
INVESTMENT OBJECTIVE, STRATEGIES AND RISKS           5
------------------------------------------------------
Objective and Strategies                             5
Risks                                                5
DISCLOSURE OF PORTFOLIO HOLDINGS                     8
------------------------------------------------------
FUND MANAGEMENT                                      8
------------------------------------------------------
The Advisors                                         8
Advisor Compensation                                 9
Portfolio Manager                                    9
OTHER INFORMATION                                    9
------------------------------------------------------
Sales Charges                                        9
Dividends and Distributions                          9
FINANCIAL HIGHLIGHTS                                10
------------------------------------------------------
GENERAL INFORMATION                                A-1
------------------------------------------------------
Choosing a Share Class                             A-1
Share Class Eligibility                            A-1
Distribution and Service (12b-1) Fees              A-2
Initial Sales Charges (Class A Shares
  Only)                                            A-2
Contingent Deferred Sales Charges (CDSCs)          A-4
Redemption Fees                                    A-5
Purchasing Shares                                  A-6
Redeeming Shares                                   A-8
Exchanging Shares                                  A-9
Rights Reserved by the Funds                      A-11
Pricing of Shares                                 A-11
Taxes                                             A-12
Payments to Financial Advisors                    A-13
Excessive Short-Term Trading Activity
  (Market Timing) Disclosures                     A-13
OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------



The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc. and AIM Funds Management Inc.

    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                      -----------------------------------
                      AIM MODERATE GROWTH ALLOCATION FUND
                      -----------------------------------

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

The fund's investment objective is to provide long-term growth of capital consistent with a higher level of risk relative to the broad stock market.
    The fund is a "fund of funds," and invests its assets in other underlying mutual funds advised by Invesco Aim Advisors, Inc. (the advisor or Invesco Aim). The fund seeks to meet its objective by building a portfolio of mutual fund investments that has a higher level of risk than the S&P 500 Index. The fund's target allocation is to invest 80% of its total assets in underlying funds that invest primarily in equity securities and 20% of its total assets in underlying funds that invest primarily in fixed-income securities.
    The fund's investment performance depends on the investment performance of the underlying funds in which it invests. Therefore, the risks associated with an investment in a fund of funds, such as the fund, are also the risks associated with an investment in the underlying funds.

    Among the principal risks of investing in the fund and the underlying funds, which could adversely affect its net asset value, yield and total return are:



Fund of Funds Risk           Interest Rate Risk                Value Investing Risk         Reinvestment Risk
Market Risk                  Credit Risk                       Management Risk              High-Coupon U.S. Government Agency
Equity Securities Risk       U.S. Government Obligations Risk  Market Capitalization Risk     Mortgage-Backed Securities Risk
Foreign Securities Risk      High Yield Risk                   Active Trading Risk          Dollar Roll Transaction Risk
Convertible Securities Risk  Derivatives Risk                  Currency/Exchange Rate Risk  Counterparty Risk
                             Leverage Risk                                                  Limited Number of Holdings Risk
                             Growth Investing Risk                                          Sector Fund Risk
                                                                                            Unseasoned Issuer Risk


    Please see "Investment Objective, Strategies and Risks" for a description of these risks.
    There is a risk that you could lose all or a portion of your investment in the fund and that the income that you receive from the fund may vary.
The value of your investment in the fund will go up and down with the prices of the securities held by the underlying funds in which the fund invests.
    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows the changes in performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total return shown would be lower.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2006...................................................................  14.92%
2007...................................................................   7.19%



    The Class A shares' year-to-date total return as of March 31, 2008 was -8.99%.


    During the period shown in the bar chart, the highest quarterly return was 6.82% (quarter ended December 31, 2006) and the lowest quarterly return was -2.07% (quarter ended June 30, 2006).

                      -----------------------------------
                      AIM MODERATE GROWTH ALLOCATION FUND
                      -----------------------------------

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payments of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.


AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------------------
                                                                       SINCE      INCEPTION
(for the periods ended December 31, 2007)                    1 YEAR   INCEPTION     DATE
-------------------------------------------------------------------------------------------
Class A                                                                           04/29/05
  Return Before Taxes                                         1.31%     11.06%
  Return After Taxes on Distributions                         0.46      10.39
  Return After Taxes on Distributions and Sale of Fund
     Shares                                                   1.36       9.26
Class B                                                                           04/29/05
  Return Before Taxes                                         1.44      11.72
Class C                                                                           04/29/05
  Return Before Taxes                                         5.45      12.61
Class R                                                                           04/29/05
  Return Before Taxes                                         6.98      13.15
-------------------------------------------------------------------------------------------
S&P 500--Registered Trademark-- Index(1)                      5.49      11.44     04/29/05
Custom Moderate Growth Allocation Index(1,2)                  6.28      12.36     04/29/05
Lipper Mixed-Asset Target Allocation Growth Funds
  Index(1,3)                                                  6.53      10.38     04/29/05
-------------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for Class B, C and R shares will vary.
(1) The Standard & Poor's 500 Index is a market capitalization-weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry. The fund has also included the Custom Moderate Growth Allocation Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Mixed-Asset Target Allocation Growth Funds Index (which may or may not include the fund) is included for comparison to a peer group.

(2) The Custom Moderate Growth Allocation Index, created by Invesco Aim to serve as a benchmark for AIM Moderate Growth Allocation Fund, is composed of the following indexes: Russell 3000, MSCI EAFE, FTSE NAREIT Equity REITs and Lehman Brothers U.S. Universal. The composition of the index may change from time to time based upon the target asset allocation of the fund. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the objective of the fund. The Russell 3000--Registered Trademark-- Index is an unmanaged index considered representative of the U.S. stock market. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell--Registered Trademark-- is a trademark of the Frank Russell Co. The MSCI EAFE--Registered Trademark-- Index is an unmanaged index considered representative of stocks in Europe, Australasia and the Far East. The FTSE NAREIT Equity REITs Index is an unmanaged index considered representative of U.S. REITs. The Lehman Brothers U.S. Universal Index is composed of the following Lehman Brothers indexes: U.S. Aggregate Index, U.S. High-Yield Corporate, 144A, Eurodollar, Emerging Markets and the non-ERISA portion of CMBS.

(3) The Lipper Mixed-Asset Target Allocation Growth Funds Index is an equally weighted representation of the largest funds in the Lipper Mixed-Asset Target Allocation Growth Funds category. These funds, by portfolio practice, maintain a mix of between 60% to 80% equity securities, with the remainder invested in bonds, cash and cash equivalents.

                      -----------------------------------
                      AIM MODERATE GROWTH ALLOCATION FUND
                      -----------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
-----------------------------------------------------------------------------------
(fees paid directly from your
investment)                           CLASS A     CLASS B     CLASS C     CLASS R
-----------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Purchases
(as a percentage of offering price)     5.50%       None        None        None

Maximum Deferred Sales Charge (Load)
(as a percentage of original
purchase price or redemption
proceeds, whichever is less)            None(1)     5.00%       1.00%       None(1)
-----------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES(2)
-----------------------------------------------------------------------------------
(expenses that are deducted from
fund assets)                          CLASS A     CLASS B     CLASS C     CLASS R
-----------------------------------------------------------------------------------
Management Fees(3)                      None        None        None        None

Distribution and/or
Service (12b-1) Fees                    0.25%       1.00%       1.00%       0.50%

Other Expenses(4)                       0.29        0.29        0.29        0.29

Acquired Fund Fees and Expenses(5)      0.78        0.78        0.78        0.78

Total Annual Fund Operating Expenses    1.32        2.07        2.07        1.57

Fee Waiver(4)                           0.17        0.17        0.17        0.17

Net Annual Fund Operating Expenses      1.15        1.90        1.90        1.40
-----------------------------------------------------------------------------------


(1) A contingent deferred sales charge may apply in some cases. See "General Information--Contingent Deferred Sales Charges (CDSCs)".

(2) There is no guarantee that actual expenses will be the same as those shown in the table.


(3) The fund does not pay a management fee directly, however, the advisor receives a fee indirectly as a result of the funds' investments in underlying funds also advised by Invesco Aim. See Acquired Fund Fees and Expenses below.


(4) The fund's advisor has contractually agreed to reimburse expenses to the extent necessary to limit Other Expenses (excluding Rule 12b-1 fees and certain items discussed below) to 0.12% on Class A, Class B, Class C and Class R shares, through at least June 30, 2008. Therefore, the fund's operating expenses are limited to 0.37%, 1.12%, 1.12% and 0.62% for Class A, Class B, Class C and Class R shares, respectively. In determining the advisor's obligation to reimburse expenses, the following expenses are not taken into account, and could cause Other Expenses to exceed the limits: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund.


(5) Acquired Fund Fees and Expenses are not operating expenses of the fund directly but are fees and expenses, including management fees, of the investment companies in which the fund invests. As a result, the Net Annual Fund Operating Expenses will exceed the expense limits above. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. The impact of the Acquired Fund Fees and Expenses are included in the total returns of the fund.


    If a financial institution is managing your account, you may also be charged a transaction or other fee by such financial institution.
    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.
    The expense example assumes you:
    (i)     invest $10,000 in the fund for the time periods indicated;
    (ii)    redeem all of your shares at the end of the periods indicated;
    (iii) earn a 5% return on your investment before operating expenses each year;
    (iv) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements and includes the estimated indirect expenses of the underlying funds); and
    (v) incur applicable initial sales charges (see "General Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge).

                      -----------------------------------
                      AIM MODERATE GROWTH ALLOCATION FUND
                      -----------------------------------

    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $661     $929     $1,218     $2,039
Class B                                      693      932      1,298      2,194(1)
Class C                                      293      632      1,098      2,387
Class R                                      143      479        839      1,853
--------------------------------------------------------------------------------


    You would pay the following expenses if you did not redeem your shares:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $661     $929     $1,218     $2,039
Class B                                      193      632      1,098      2,194(1)
Class C                                      193      632      1,098      2,387
Class R                                      143      479        839      1,853
--------------------------------------------------------------------------------


(1) Assumes conversion of Class B shares to Class A shares, which occurs on or about the end of the month which is at least 8 years after the date on which shares were purchased, lowering your annual fund operating expenses from that time on.

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between Invesco Aim Advisors, Inc. and certain of its affiliates and the New York Attorney General requires Invesco Aim Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:

  - You invest $10,000 in the fund and hold it for the entire 10 year period;

  - Your investment has a 5% return before expenses each year;


  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed and includes the estimated indirect expenses of the underlying funds;


  - Hypotheticals both with and without any applicable initial sales charge applied (see "General Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge); and

  - There is no sales charge on reinvested dividends.
    There is no assurance that the annual expense ratio will be the expense ratio for the fund classes for any of the years shown. To the extent that Invesco Aim Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

CLASS A (INCLUDES MAXIMUM
SALES CHARGE)                YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
-----------------------------------------------------------------------------------------
Annual Expense Ratio(1)         1.15%        1.32%        1.32%        1.32%        1.32%
Cumulative Return Before
  Expenses                      5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                     (1.86%)       1.75%        5.49%        9.38%       13.40%
End of Year Balance        $ 9,813.83   $10,174.97   $10,549.41   $10,937.63   $11,340.14
Estimated Annual Expenses  $   660.77   $   131.93   $   136.78   $   141.81   $   147.03
-----------------------------------------------------------------------------------------

CLASS A (INCLUDES MAXIMUM
SALES CHARGE)                YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
-----------------------------------------------------------------------------------------
Annual Expense Ratio(1)         1.32%        1.32%        1.32%        1.32%        1.32%
Cumulative Return Before
  Expenses                     34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                     17.57%       21.90%       26.39%       31.04%       35.86%
End of Year Balance        $11,757.45   $12,190.13   $12,638.72   $13,103.85   $13,586.05
Estimated Annual Expenses  $   152.44   $   158.05   $   163.87   $   169.90   $   176.15
-----------------------------------------------------------------------------------------


CLASS A (WITHOUT MAXIMUM
SALES CHARGE)               YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
----------------------------------------------------------------------------------------
Annual Expense Ratio(1)        1.15%        1.32%        1.32%        1.32%        1.32%
Cumulative Return Before
  Expenses                     5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                     3.85%        7.67%       11.63%       15.74%       20.00%
End of Year Balance       $10,385.00   $10,767.17   $11,163.40   $11,574.21   $12,000.14
Estimated Annual
  Expenses                $   117.21   $   139.60   $   144.74   $   150.07   $   155.59
----------------------------------------------------------------------------------------

CLASS A (WITHOUT MAXIMUM
SALES CHARGE)               YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
----------------------------------------------------------------------------------------
Annual Expense Ratio(1)        1.32%        1.32%        1.32%        1.32%        1.32%
Cumulative Return Before
  Expenses                    34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                    24.42%       29.00%       33.74%       38.66%       43.77%
End of Year Balance       $12,441.75   $12,899.61   $13,374.31   $13,866.49   $14,376.77
Estimated Annual
  Expenses                $   161.32   $   167.25   $   173.41   $   179.79   $   186.41
----------------------------------------------------------------------------------------

                      -----------------------------------
                      AIM MODERATE GROWTH ALLOCATION FUND
                      -----------------------------------

CLASS B(2)                      YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.90%        2.07%        2.07%        2.07%        2.07%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         3.10%        6.12%        9.23%       12.43%       15.72%
End of Year Balance           $10,310.00   $10,612.08   $10,923.02   $11,243.06   $11,572.48
Estimated Annual Expenses     $   192.95   $   216.54   $   222.89   $   229.42   $   236.14
--------------------------------------------------------------------------------------------

CLASS B(2)                      YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            2.07%        2.07%        2.07%        1.32%        1.32%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        19.12%       22.61%       26.20%       30.84%       35.66%
End of Year Balance           $11,911.56   $12,260.57   $12,619.80   $13,084.21   $13,565.71
Estimated Annual Expenses     $   243.06   $   250.18   $   257.51   $   169.65   $   175.89
--------------------------------------------------------------------------------------------


CLASS C(2)                      YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.90%        2.07%        2.07%        2.07%        2.07%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         3.10%        6.12%        9.23%       12.43%       15.72%
End of Year Balance           $10,310.00   $10,612.08   $10,923.02   $11,243.06   $11,572.48
Estimated Annual Expenses     $   192.95   $   216.54   $   222.89   $   229.42   $   236.14
--------------------------------------------------------------------------------------------

CLASS C(2)                      YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            2.07%        2.07%        2.07%        2.07%        2.07%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        19.12%       22.61%       26.20%       29.90%       33.70%
End of Year Balance           $11,911.56   $12,260.57   $12,619.80   $12,989.56   $13,370.15
Estimated Annual Expenses     $   243.06   $   250.18   $   257.51   $   265.06   $   272.82
--------------------------------------------------------------------------------------------


CLASS R                         YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.40%        1.57%        1.57%        1.57%        1.57%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         3.60%        7.15%       10.83%       14.63%       18.56%
End of Year Balance           $10,360.00   $10,715.35   $11,082.88   $11,463.03   $11,856.21
Estimated Annual Expenses     $   142.52   $   165.44   $   171.12   $   176.99   $   183.06
--------------------------------------------------------------------------------------------

CLASS R                         YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.57%        1.57%        1.57%        1.57%        1.57%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        22.63%       26.83%       31.19%       35.69%       40.34%
End of Year Balance           $12,262.88   $12,683.49   $13,118.54   $13,568.50   $14,033.90
Estimated Annual Expenses     $   189.33   $   195.83   $   202.55   $   209.49   $   216.68
--------------------------------------------------------------------------------------------


(1) Your actual expenses may be higher or lower than those shown.

(2) The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through six for Class B and year one for Class C, has not been deducted.

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

OBJECTIVE AND STRATEGIES

The fund's investment objective is to provide long-term growth of capital consistent with a higher level of risk relative to the broad stock market. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.
    The fund seeks to meet its objective by building a portfolio of mutual fund investments that has a higher level of risk than the S&P 500 Index. The fund's target allocation is to invest 80% of its total assets in underlying funds that invest primarily in equity securities and 20% of its total assets in underlying funds that invest primarily in fixed-income securities. Approximately 22% of the assets that are invested in equity funds will be allocated to equity funds that invest primarily in foreign securities.
    The advisor uses a three-step process to create the fund's portfolio. The first step is a strategic asset allocation by the advisor among broad asset classes. The second step involves the actual selection by the advisor of underlying funds to represent the broad asset classes and the determination by the advisor of target weightings in these underlying funds. The third step is the ongoing monitoring of a fund's asset class allocations, underlying funds and target weightings.
    The advisor monitors the selection of underlying funds to ensure that they continue to conform to the fund's asset class allocations and rebalances the fund's investments in the underlying funds on an annual basis to keep them within their target weightings. However, the advisor has the ability to rebalance on a more frequent basis if it believes it is appropriate to do so. The advisor may change the fund's asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. A list of the underlying funds and their target weightings is located in the fund's Statement of Additional Information.
    The underlying funds may invest in synthetic and derivative instruments. Synthetic and derivative instruments are investments that have economic characteristics similar to an underlying fund's direct investments. Synthetic and derivative instruments that an underlying fund may invest in include warrants, futures contracts, options, exchange-traded funds and American depository receipts. Synthetic and derivative instruments may have the effect of leveraging an underlying fund's portfolio.

    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of a fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.


RISKS


The principal risks of investing in the fund and the underlying funds are:

    Fund of Funds Risk--The fund pursues its investment objective by investing its assets in other underlying funds rather than investing directly in stocks, bonds, cash or other investments. The fund's investment performance depends on the investment performance of the underlying funds in

                      -----------------------------------
                      AIM MODERATE GROWTH ALLOCATION FUND
                      -----------------------------------

which it invests. Therefore, the risks associated with an investment in a fund of funds, like the fund, are also the risks associated with an investment in the underlying funds.
  There is a risk that the advisor's evaluations and assumptions regarding the fund's broad asset classes or the underlying funds in which the fund invests may be incorrect based on actual market conditions. There is a risk that the fund will vary from the target weightings in the underlying funds due to factors such as market fluctuations. There can be no assurance that the underlying funds will achieve their investment objectives, and the performance of the underlying funds may be lower than the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the fund. If that were to occur, the fund might be forced to withdraw its investment from the underlying fund at a time that is unfavorable to the fund.
  Based on the structure of the fund, the fund is limited to investing in underlying funds that are part of The AIM Family of Funds(R). Moreover, the advisor has the ability to select and substitute the underlying funds in which the fund invests, and may be subject to potential conflicts of interest in selecting underlying funds because it may receive higher fees from certain underlying funds than others. However, as a fiduciary to the fund, the advisor is required to act in the fund's best interest when selecting underlying funds.
  Because the fund is a fund of funds, the fund is subject to the risks associated with the underlying funds in which it invests. The risks of an investment in the underlying funds are set forth below:
    Market Risk--The prices of and the income generated by securities held by the underlying funds may decline in response to certain events, including those directly involving the companies whose securities are owned by the underlying funds; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.
    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. These factors will probably affect the equity securities of smaller companies more than the equity securities of larger, more-established companies. Also, because equity securities of smaller companies may not be traded as often as equity securities of larger, more-established companies, it may be difficult or impossible for the underlying fund to sell securities at a desirable price.

    Foreign Securities Risk--The dollar value of an underlying fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of an underlying fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

    Convertible Securities Risk--The values of convertible securities in which an underlying fund may invest will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, because these types of securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and a price that is unfavorable to the underlying fund.
    Interest Rate Risk--Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular bond, the greater is its price sensitivity to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.
    Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its price, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality can result in bankruptcy for the issuer and permanent loss of investment.
    U.S. Government Obligations Risk--The underlying funds may invest in obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer's obligations, such as those of the former Student Loan Marketing Association; or
(iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the underlying fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.
    High Yield Risk--High yield risk is a form of credit risk. Securities that are below investment grade are regarded as having predominately speculative characteristics with respect to the capacity to pay interest and repay principal. Lower rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found

                      -----------------------------------
                      AIM MODERATE GROWTH ALLOCATION FUND
                      -----------------------------------

to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, the fund may incur additional expenses to seek recovery.
  The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the fund could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of the fund's shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.
    Derivatives Risk--The value of "derivatives"--so-called because their value "derives" from the value of an underlying asset (including an underlying security), reference rate or index--may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. Derivatives may be used to create synthetic exposure to an underlying asset or to hedge a portfolio risk. If an underlying fund uses derivatives to "hedge" a portfolio risk, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the underlying fund's portfolio. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with an underlying fund.
    Leverage Risk--The use of derivatives may give rise to a form of leverage. Leverage may cause an underlying fund's portfolio to be more volatile than if the fund had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities held by the underlying fund.
    Growth Investing Risk--Certain of the underlying funds may invest in "growth" stocks. "Growth" stocks can perform differently from the market as a whole and other types of stocks and tend to be more expensive relative to their earnings or assets compared with other types of stocks. As a result, growth stocks tend to be more sensitive to changes in their earnings and can be more volatile than other types of stocks.
    Value Investing Risk--Certain of the underlying funds may invest in "value" stocks. "Value" stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, value stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.
    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the underlying fund's portfolio managers will produce the desired results.
    Market Capitalization Risk--Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. Small and mid-sized companies tend to be more vulnerable to adverse developments and more volatile than larger companies. Investments in small and mid-sized companies may involve special risks, including those associated with dependence on a small management group, little or no operating history, little or no track record of success, and limited product lines, markets and financial resources. Also, there may be less publicly available information about the issuers of the securities or less market interest in such securities than in the case of larger companies, each of which can cause significant price volatility. The securities of small and mid-sized may be illiquid, restricted as to resale, or may trade less frequently and in smaller volume than more widely held securities, which may make it difficult for an underlying fund to establish or close out a position in these securities at prevailing market prices.
    Active Trading Risk--Certain of the underlying funds may engage in active and frequent trading of portfolio securities to achieve their investment objectives. If an underlying fund does trade in this way, it may incur increased costs, which can lower the actual return of the underlying fund. Active trading may also increase short term gains and losses, which may affect the taxes that must be paid.
    Currency/Exchange Rate Risk--Certain of the underlying funds may buy or sell currencies other than the U.S. Dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.
    Reinvestment Risk--Reinvestment risk is the risk that a bond's cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond. If interest rates decline, the underlying bond may rise in value, but the cash flows received from that bond may have to be invested at a lower interest rate.
    High-Coupon U.S. Government Agency Mortgage-Backed Securities Risk--The underlying funds may invest in high-coupon U.S. Government agency mortgage-backed securities. These provide a higher coupon at the time of purchase than current prevailing market interest rates. The underlying funds may purchase such securities at a premium. If these securities experience a faster principal prepayment rate than expected, both the market value of and income from such securities will decrease. The prices of high-coupon U.S. Government agency mortgage-backed securities fall more slowly when interest rates rise than do prices of traditional fixed-rate securities. Some of the securities purchased by the underlying funds are not guaranteed by the U.S. Government. The issuer of a security may default or otherwise be unable to honor a financial obligation.
    Dollar Roll Transaction Risk--In a dollar roll transaction, the underlying fund sells a mortgage-backed security held by the underlying fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. Dollar roll transactions involve the risk that the market value of the securities retained by the underlying fund may decline below the price of the securities that the underlying fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the underlying fund's

                      -----------------------------------
                      AIM MODERATE GROWTH ALLOCATION FUND
                      -----------------------------------

use of the proceeds from the sale of the securities may be restricted pending a determination by the other party or its trustee or receiver, whether to enforce the underlying fund's obligation to repurchase the securities.

    Counterparty Risk--Individually negotiated, or over-the-counter, derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction of an underlying fund.


    Limited Number of Holdings Risk--Because a large percentage of an underlying fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investment in an underlying fund.


    Sector Fund Risk--Certain of the underlying fund's investments are concentrated in comparatively narrow segments of the economy. This means that the underlying fund's investment concentration in the energy, financial-services, health sciences, leisure and technology sectors is higher than most mutual funds and the broad securities market. Consequently, the underlying fund tends to go up and down more rapidly.


    Unseasoned Issuer Risk--Start-up companies or earlier stage companies, such as venture capital companies, generally have limited operating histories, no present market for their technologies or products, and no history of earnings or financial services. These companies may rely entirely or in large part on private investments to finance their operations.


DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for the fund is available at http://www.invescoaim.com. To reach this information, access the fund's overview page on the website. Links to the following fund information are located in the upper right side of this website page:

---------------------------------------------------------------------------------------------------------------------------------
                                                    APPROXIMATE DATE OF                          INFORMATION REMAINS
INFORMATION                                           WEBSITE POSTING                             POSTED ON WEBSITE
---------------------------------------------------------------------------------------------------------------------------------
 Top ten holdings as of month-end        15 days after month-end                      Until posting of the following month's top
                                                                                      ten holdings
---------------------------------------------------------------------------------------------------------------------------------
 Complete portfolio holdings as of       30 days after calendar quarter-end           For one year
 calendar quarter-end
---------------------------------------------------------------------------------------------------------------------------------

    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information, which is available at http://www.invescoaim.com.

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS


Invesco Aim serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.


    The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the fund and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the fund:

    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at Bleichstrasse 60-62, Frankfurt, Germany 60313, which has acted as an investment advisor since 1998.
    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.
    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.
    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.
    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at One Midtown Plaza, 1360 Peachtree Street, N.E., Suite 100, Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.
    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.
    Invesco Institutional (N.A.), Inc. (Invesco Institutional), located at One Midtown Plaza, 1360 Peachtree Street, N.E., Suite 100, Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.
    Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.

    AIM Funds Management Inc. (AFMI), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1994. AFMI anticipates changing its name to Invesco Trimark Investment Management Inc. on or prior to December 31, 2008.

                      -----------------------------------
                      AIM MODERATE GROWTH ALLOCATION FUND
                      -----------------------------------

    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.
    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.
    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

The advisor does not receive a management fee from the fund.

    Invesco Aim, not the fund, pays sub-advisory fees, if any.


    A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement of the fund is available in the fund's most recent report to shareholders for the six-month period ended June 30.


PORTFOLIO MANAGER

The fund is not actively managed, however, Gary K. Wendler, Director of Product Line Strategy and Investment Services for an affiliate of the advisor, assisted by a group of research professionals, determines the asset class allocation, underlying fund selections and target weightings for the fund. He has been responsible for the fund since its inception in 2005 and has been associated with the advisor and/or its affiliates since 1995.
    The underlying funds are actively managed by investment professionals. More information on the investment professionals managing the underlying funds may be found on our website http://www.invescoaim.com. The website is not a part of this prospectus.
    The fund's Statement of Additional Information provides additional information about the portfolio manager's investments in the fund, a description of his compensation structure, and information regarding other accounts he manages.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Moderate Growth Allocation Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "General Information--Initial Sales Charges (Class A Shares Only)" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to a contingent deferred sales charge. Purchases of Class B and Class C shares are subject to a contingent deferred sales charge. Certain purchases of Class R shares may be subject to a contingent deferred sales charge. For more information on contingent deferred sales charges, see "General Information--Contingent Deferred Sales Charges (CDSCs)" section of this prospectus.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist of both capital gains and ordinary income.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS


The fund generally distributes long-term and short-term capital gains, if any, annually, but may declare and pay capital gains distributions more than once per year as permitted by law.

                      -----------------------------------
                      AIM MODERATE GROWTH ALLOCATION FUND
                      -----------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.
    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.





                                                                                 CLASS A
                                                              ----------------------------------------------
                                                                    YEAR ENDED             APRIL 29, 2005
                                                                   DECEMBER 31,          (COMMENCEMENT DATE)
                                                              -----------------------      TO DECEMBER 31,
                                                                2007           2006             2005
                                                              --------       --------    -------------------
Net asset value, beginning of period                          $  12.74       $  11.35          $ 10.06
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                        0.34           0.24             0.20
------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.57           1.45             1.19
============================================================================================================
    Total from investment operations                              0.91           1.69             1.39
============================================================================================================
Less distributions:
  Dividends from net investment income                           (0.28)         (0.16)           (0.10)
------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.24)         (0.14)           (0.00)
============================================================================================================
    Total distributions                                          (0.52)         (0.30)           (0.10)
============================================================================================================
Net asset value, end of period                                $  13.13       $  12.74          $ 11.35
____________________________________________________________________________________________________________
============================================================================================================
Total return(b)                                                   7.19%         14.92%           13.78%
____________________________________________________________________________________________________________
============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $358,335       $130,088          $33,667
____________________________________________________________________________________________________________
============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  0.37%(c)       0.38%            0.37%(d)
------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               0.54%(c)       0.71%            1.16%(d)
============================================================================================================
Estimated acquired fund fees from underlying funds(e)             0.78%          0.82%            0.78%
============================================================================================================
Ratio of net investment income to average net assets              2.54%(c)       1.97%            2.65%(d)
____________________________________________________________________________________________________________
============================================================================================================
Portfolio turnover rate(f)                                           2%            21%               1%
____________________________________________________________________________________________________________
============================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $289,545,851.


(d) Annualized.


(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.


(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                      -----------------------------------
                      AIM MODERATE GROWTH ALLOCATION FUND
                      -----------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------





                                                                                CLASS B
                                                              --------------------------------------------
                                                                   YEAR ENDED            APRIL 29, 2005
                                                                  DECEMBER 31,         (COMMENCEMENT DATE)
                                                              ---------------------      TO DECEMBER 31,
                                                               2007          2006             2005
                                                              -------       -------    -------------------
Net asset value, beginning of period                          $ 12.67       $ 11.32          $ 10.06
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                       0.24          0.15             0.14
----------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         0.57          1.44             1.19
==========================================================================================================
    Total from investment operations                             0.81          1.59             1.33
==========================================================================================================
Less distributions:
  Dividends from net investment income                          (0.19)        (0.10)           (0.07)
----------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.24)        (0.14)           (0.00)
==========================================================================================================
    Total distributions                                         (0.43)        (0.24)           (0.07)
==========================================================================================================
Net asset value, end of period                                $ 13.05       $ 12.67          $ 11.32
__________________________________________________________________________________________________________
==========================================================================================================
Total return(b)                                                  6.44%        14.04%           13.26%
__________________________________________________________________________________________________________
==========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $70,657       $52,329          $17,221
__________________________________________________________________________________________________________
==========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.12%(c)      1.13%            1.12%(d)
----------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.29%(c)      1.46%            1.91%(d)
==========================================================================================================
Estimated acquired fund fees from underlying funds(e)            0.78%         0.82%            0.78%
==========================================================================================================
Ratio of net investment income to average net assets             1.79%(c)      1.22%            1.90%(d)
__________________________________________________________________________________________________________
==========================================================================================================
Portfolio turnover rate(f)                                          2%           21%               1%
__________________________________________________________________________________________________________
==========================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $64,842,249.


(d) Annualized.


(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.


(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                      -----------------------------------
                      AIM MODERATE GROWTH ALLOCATION FUND
                      -----------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                CLASS C
                                                              --------------------------------------------
                                                                   YEAR ENDED            APRIL 29, 2005
                                                                  DECEMBER 31,         (COMMENCEMENT DATE)
                                                              ---------------------      TO DECEMBER 31,
                                                               2007          2006             2005
                                                              -------       -------    -------------------
Net asset value, beginning of period                          $ 12.66       $ 11.31          $ 10.06
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                       0.24          0.15             0.14
----------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         0.57          1.44             1.18
==========================================================================================================
    Total from investment operations                             0.81          1.59             1.32
==========================================================================================================
Less distributions:
  Dividends from net investment income                          (0.19)        (0.10)           (0.07)
----------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.24)        (0.14)           (0.00)
==========================================================================================================
    Total distributions                                         (0.43)        (0.24)           (0.07)
==========================================================================================================
Net asset value, end of period                                $ 13.04       $ 12.66          $ 11.31
__________________________________________________________________________________________________________
==========================================================================================================
Total return(b)                                                  6.45%        14.05%           13.16%
__________________________________________________________________________________________________________
==========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $69,400       $42,266          $11,656
__________________________________________________________________________________________________________
==========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.12%(c)      1.13%            1.12%(d)
----------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.29%(c)      1.46%            1.91%(d)
==========================================================================================================
Estimated acquired fund fees from underlying funds(e)            0.78%         0.82%            0.78%
==========================================================================================================
Ratio of net investment income to average net assets             1.79%(c)      1.22%            1.90%(d)
__________________________________________________________________________________________________________
==========================================================================================================
Portfolio turnover rate(f)                                          2%           21%               1%
__________________________________________________________________________________________________________
==========================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $58,916,018.


(d) Annualized.


(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.


(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                      -----------------------------------
                      AIM MODERATE GROWTH ALLOCATION FUND
                      -----------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------





                                                                               CLASS R
                                                              ------------------------------------------
                                                                  YEAR ENDED           APRIL 29, 2005
                                                                 DECEMBER 31,        (COMMENCEMENT DATE)
                                                              -------------------      TO DECEMBER 31,
                                                               2007         2006            2005
                                                              ------       ------    -------------------
Net asset value, beginning of period                          $12.70       $11.34          $10.06
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                      0.31         0.21            0.18
--------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)        0.57         1.43            1.19
========================================================================================================
    Total from investment operations                            0.88         1.64            1.37
========================================================================================================
Less distributions:
  Dividends from net investment income                         (0.25)       (0.14)          (0.09)
--------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.24)       (0.14)          (0.00)
========================================================================================================
    Total distributions                                        (0.49)       (0.28)          (0.09)
========================================================================================================
Net asset value, end of period                                $13.09       $12.70          $11.34
________________________________________________________________________________________________________
========================================================================================================
Total return(b)                                                 6.98%       14.47%          13.61%
________________________________________________________________________________________________________
========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $5,475       $2,378          $  380
________________________________________________________________________________________________________
========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                0.62%(c)     0.63%           0.62%(d)
--------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             0.79%(c)     0.96%           1.41%(d)
========================================================================================================
Estimated acquired fund fees from underlying funds(e)           0.78%        0.82%           0.78%
========================================================================================================
Ratio of net investment income to average net assets            2.29%(c)     1.72%           2.40%(d)
________________________________________________________________________________________________________
========================================================================================================
Portfolio turnover rate(f)                                         2%          21%              1%
________________________________________________________________________________________________________
========================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $4,147,108.


(d) Annualized.


(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.


(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                                  THE AIM FUNDS

General Information

In addition to the fund, Invesco Aim serves as investment advisor to many other mutual funds that are offered to retail investors. The following information is about all the AIM funds that offer retail share classes.

CHOOSING A SHARE CLASS

Each of the funds offer multiple classes of shares. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular class, (ii) the initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to the class, (iii) the 12b-1 fee, if any, paid by the class, and (iv) any services you may receive from a financial intermediary. Please contact your financial advisor to assist you in making your decision. Please refer to the prospectus fee table for more information on the fees and expenses of a particular fund's share classes. In addition to the share classes shown in the chart below, AIM Money Market Fund offers AIM Cash Reserve Shares and AIM Summit Fund offers Class P shares.

                          AIM FUND RETAIL SHARE CLASSES

        CLASS A               CLASS A3                CLASS B               CLASS C               CLASS R           INVESTOR CLASS
---------------------  ---------------------  ---------------------  --------------------- --------------------- -------------------
-    Initial sales     -    No initial sales  -    No initial sales  -    No initial sales -    No initial sales -   No initial
     charge which may       charge                 charge                 charge                charge               sales charge
     be waived or
     reduced

-    Contingent        -    No contingent     -    Contingent        -    Contingent       -    Contingent       -    No contingent
     deferred sales         deferred sales         deferred sales         deferred sales        deferred sales        deferred sales
     charge on certain      charge                 charge on              charge on             charge on             charge
     redemptions                                   redemptions            redemptions           certain
                                                   within six             within one            redemptions
                                                   years                  year(3)

-    12b-1 fee of      -    12b-1 fee of      -    12b-1 fee of      -    12b-1 fee of     -    12b-1 fee of     -    12b-1 fee of
     0.25%(1)               0.25%                  1.00%                  1.00%(4)              0.50%                 0.25%(1)

                       -    Does not convert  -    Converts to Class -    Does not convert -    Does not convert -    Does not
                            to Class A shares      A shares on or         to Class A            to Class A            convert to
                                                   about the end of       shares                shares                Class A shares
                                                   the month which
                                                   is at least eight
                                                   years after the
                                                   date on which
                                                   shares were
                                                   purchased along
                                                   with a pro rata
                                                   portion of
                                                   reinvested
                                                   dividends and
                                                   distributions(2)

-    Generally more    -    Available only    -    Purchase orders   -    Generally more   -    Generally,       -    Generally
     appropriate for        through a limited      limited to amount      appropriate for       available only        closed to new
     long-term              number of funds        less than              short-term            to employee           investors
     investors                                     $100,000               investors             benefit plans

                                                                     -    Purchase orders
                                                                          limited to
                                                                          amounts less
                                                                          than $1,000,000

----------
(1) Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

(2)  Class B shares of AIM Money Market Fund convert to AIM Cash Reserve Shares.

(3) CDSC does not apply to redemption of Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund unless you received Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund through an exchange from Class C shares from another AIM Fund that is still subject to a CDSC.

(4)  Class C shares of AIM Floating Rate Fund have a 12b-1 fee of 0.75%.

SHARE CLASS ELIGIBILITY

CLASS A, A3, B, C AND AIM CASH RESERVE SHARES

Class A, A3, B, C and AIM Cash Reserve Shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and employee benefit plans. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial advisor and any other intermediaries who will be involved in the servicing of your account when choosing a share class.

     Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code (the Code). These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. However, plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

CLASS P SHARES

In addition to the other share classes discussed herein, the AIM Summit Fund offers Class P shares, which were historically sold only through the AIM Summit Investors Plans I and II (each a Plan and, collectively, the Summit Plans). Class P shares are sold with no initial sales charge and have a 12b-1 fee of 0.10%. However, Class P shares are not sold to members of the general public. Only shareholders who had accounts in the Summit Plans at the close of business on December 8, 2006 may purchase Class P shares and only until the total of their combined investments in the Summit Plans and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. For a Plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30 year extended investment option.

MCF-5/08

                                  THE AIM FUNDS

CLASS R SHARES

Class R shares are generally available only to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Code; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.

INVESTOR CLASS SHARES

Some of the funds offer Investor Class shares. Investor Class shares are sold with no initial sales charge and have a maximum 12b-1 fee of 0.25%. Investor Class shares are not sold to members of the general public. Only the following persons may purchase Investor Class shares:

- Investors who established accounts prior to April 1, 2002, in Investor Class shares who have continuously maintained an account in Investor Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons). These investors are referred to as "grandfathered investors."

- Customers of certain financial intermediaries which have had relationships with the funds' distributor or any funds that offered Investor Class shares prior to April 1, 2002, who have continuously maintained such relationships. These intermediaries are referred to as "grandfathered intermediaries."

- Employee benefit plans; provided, however, that retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Code in order to purchase Investor Class shares, unless the plan is considered a grandfathered investor or the account is opened through a grandfathered intermediary. Investor Class shares are generally not available for IRAs, unless the IRA depositor is considered a grandfathered investor or the account is opened through a grandfathered intermediary.

- Any trustee, director, officer or employee of any fund or of Invesco Ltd. or any of its subsidiaries or affiliates, or any employee benefit plan maintained by any of them (this includes any immediate family members of such persons).

DISTRIBUTION AND SERVICE (12B-1) FEES

Except as noted below, each fund has adopted a distribution plan pursuant to SEC Rule 12b-1. A 12b-1 plan allows a fund to pay distribution fees to Invesco Aim Distributors, Inc. (Invesco Aim Distributors) to compensate or reimburse, as applicable, Invesco Aim Distributors for its efforts in connection with the sale and distribution of the fund's shares and for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     The following funds and share classes do not have 12b-1 plans:

-    AIM Tax-Free Intermediate Fund, Class A shares.

-    AIM Money Market Fund, Investor Class shares.

-    AIM Tax-Exempt Cash Fund, Investor Class shares.

-    Premier Portfolio, Investor Class shares.

-    Premier U.S. Government Money Portfolio, Investor Class shares.

-    Premier Tax-Exempt Portfolio, Investor Class shares.

INITIAL SALES CHARGES (CLASS A SHARES ONLY)

The funds are grouped into four categories for determining initial sales charges. The "Other Information" section of each fund's prospectus will tell you the sales charge category in which the fund is classified. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

CATEGORY I INITIAL SALES CHARGES

                                    INVESTOR'S SALES CHARGE
                                    -----------------------
                                     AS A % OF
AMOUNT INVESTED                       OFFERING    AS A % OF
IN A SINGLE TRANSACTION                PRICE     INVESTMENT
-----------------------              ---------   ----------
Less than              $   25,000      5.50%        5.82%
$ 25,000 but less than $   50,000      5.25         5.54
$ 50,000 but less than $  100,000      4.75         4.99
$100,000 but less than $  250,000      3.75         3.90
$250,000 but less than $  500,000      3.00         3.09
$500,000 but less than $1,000,000      2.00         2.04

CATEGORY II INITIAL SALES CHARGES

                                    INVESTOR'S SALES CHARGE
                                    -----------------------
                                     AS A % OF
AMOUNT INVESTED                       OFFERING    AS A % OF
IN A SINGLE TRANSACTION                PRICE     INVESTMENT
-----------------------              ---------   ----------
Less than              $   50,000      4.75%        4.99%
$ 50,000 but less than $  100,000      4.00         4.17
$100,000 but less than $  250,000      3.75         3.90
$250,000 but less than $  500,000      2.50         2.56
$500,000 but less than $1,000,000      2.00         2.04

                                  THE AIM FUNDS

CATEGORY III INITIAL SALES CHARGES

                                    INVESTOR'S SALES CHARGE
                                    -----------------------
                                     AS A % OF
AMOUNT INVESTED                       OFFERING    AS A % OF
IN A SINGLE TRANSACTION                PRICE     INVESTMENT
-----------------------              ---------   ----------
Less than              $  100,000      1.00%        1.01%
$100,000 but less than $  250,000      0.75         0.76
$250,000 but less than $1,000,000      0.50         0.50

CATEGORY IV INITIAL SALES CHARGES

                                    INVESTOR'S SALES CHARGE
                                    -----------------------
                                     AS A % OF
AMOUNT INVESTED                       OFFERING    AS A % OF
IN A SINGLE TRANSACTION                PRICE     INVESTMENT
-----------------------              ---------   ----------
Less than              $  100,000      2.50%        2.56%
$100,000 but less than $  250,000      2.00         2.04
$250,000 but less than $  500,000      1.50         1.52
$500,000 but less than $1,000,000      1.25         1.27

CLASS A SHARES SOLD WITHOUT AN INITIAL SALES CHARGE

Certain categories of investors are permitted to purchase and certain intermediaries are permitted to sell Class A shares of the funds without an initial sales charge because their transactions involve little or no expense. The investors who are entitled to purchase Class A shares without paying an initial sales charge include the following:

- Any current or retired trustee, director, officer or employee of any fund or of Invesco Ltd. or any of its subsidiaries or affiliates, or any foundation, trust or employee benefit plan maintained by any of them (this includes any immediate family members of such persons).

- Any registered representative or employee of any intermediary who has an agreement with Invesco Aim Distributors to sell shares of the funds (this includes any immediate family members of such persons).

- Any investor who purchases their shares through an approved fee-based program (this may include any type of account for which there is some alternative arrangement made between the investor and the intermediary to provide for compensation of the intermediary for services rendered in connection with the sale of the shares and maintenance of the customer relationship).

- Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which Invesco Aim Distributors acts as the prototype sponsor to another retirement plan or individual retirement account for which Invesco Aim Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a fund held through the plan or account.

- Employee benefit plans; provided, however, that they meet at least one of the following requirements:

     a.   the plan has assets of at least $1 million;

     b.   there are at least 100 employees eligible to participate in the plan;
          or

     c. all plan transactions are executed through a single omnibus account per fund; further provided that retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares without paying an initial sales charge based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.

- Any investor who maintains an account in Investor Class shares of a fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons).

-    Qualified Tuition Programs created and maintained in accordance with
     Section 529 of the Code.

-    Insurance company separate accounts.

     No investor will pay an initial sales charge in the following circumstances:

- When buying Class A shares of AIM Tax-Exempt Cash Fund and Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

-    When reinvesting dividends and distributions.

- When exchanging shares of one fund, that were previously assessed a sales charge, for shares of another fund.

- As a result of a fund's merger, consolidation, or acquisition of the assets of another fund.

     Additional information regarding eligibility to purchase shares at reduced or without sales charges is available on the Internet at www.invescoaim.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Please consult the fund's Statement of Additional Information for details.

     Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

                                  THE AIM FUNDS

RIGHTS OF ACCUMULATION

You may combine your new purchases of Class A shares of a fund with other fund shares currently owned (Class A, B, C, P or R) and investments in the AIM College Savings Plan(R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name with the same taxpayer identification number for the purpose of qualifying you for lower initial sales charge rates. There may be other accounts that are eligible to be linked, as described in the fund's Statement of Additional Information. However, if the accounts are not registered in the same name with the same taxpayer identification number, you will have to contact the transfer agent to request that those accounts be linked. The transfer agent will not be responsible for identifying all accounts that may be eligible to be linked.

LETTERS OF INTENT

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of one or more funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will be assessed the higher initial sales charge that would normally be applicable to the amount actually invested.

REINSTATEMENT FOLLOWING REDEMPTION

If you redeem shares of a fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B and P redemptions may be reinvested only into Class A shares with no initial sales charge. This reinstatement privilege does not apply to:

- A purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or

- A purchase paid for with proceeds from the redemption of shares that were held indirectly through an employee benefit plan.

     In order to take advantage of this reinstatement privilege, you must inform your financial advisor or the transfer agent that you wish to do so at the time of your investment.

CONTINGENT DEFERRED SALES CHARGES (CDSCS)

CDSCS ON CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND

You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I, II and IV funds without paying an initial sales charge. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

     If you currently own Class A shares of a Category I, II or IV fund, and make additional purchases without paying an initial sales charge that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

     If Invesco Aim Distributors pays a concession to the dealer of record in connection with a Large Purchase of Class A shares by an employee benefit plan, the Class A shares may be subject to a 1% CDSC if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

     If you acquire AIM Cash Reserve Shares of AIM Money Market Fund, Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund through an exchange involving Class A shares that were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.

CDSCS ON CLASS B SHARES AND ON CLASS C SHARES OF FUNDS OTHER THAN
AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class B and Class C shares are sold without an initial sales charge. However, they are subject to a CDSC. If you redeem your shares during the CDSC period, you will be assessed a CDSC as follows, unless you qualify for one of the CDSC exceptions outlined below:

YEAR SINCE PURCHASE MADE:   CLASS B   CLASS C
-------------------------   -------   -------
First                          5%        1%
Second                         4        None
Third                          3        None
Fourth                         3        None
Fifth                          2        None
Sixth                          1        None
Seventh and following         None      None

CDSCS ON CLASS C SHARES -- EMPLOYEE BENEFIT PLAN

Invesco Aim Distributors pays a concession to the dealer of record in connection with a purchase of Class C shares by an employee benefit plan; the Class C shares are subject to a 1.00% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

CDSCS ON CLASS C SHARES OF AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class C shares of AIM LIBOR Alpha Fund and AIM Short Term Bond Fund are not normally subject to a CDSC. However, if you acquired shares of those funds through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC. Conversely, if you acquire Class C shares of any other fund as a result of an exchange involving Class C shares of

                                  THE AIM FUNDS

AIM LIBOR Alpha Fund or AIM Short Term Bond Fund that were not subject to a CDSC, then the shares acquired as a result of the exchange will not be subject to a CDSC.

CDSCS ON CLASS R SHARES

Class R shares are not normally subject to a CDSC. However, if Invesco Aim Distributors pays a concession to the dealer of record in connection with a purchase of Class R shares by an employee benefit plan, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first and, then, shares in the order of their purchase.

CDSC EXCEPTIONS

Investors who own shares that are otherwise subject to a CDSC will not pay a CDSC in the following circumstances:

- If you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period.

-    If you redeem shares to pay account fees.

- If you are the executor, administrator or beneficiary of an estate or are otherwise entitled to assets remaining in an account following the death or post-purchase disability of a shareholder or beneficial owner and you choose to redeem those shares.

     There are other circumstances under which you may be able to redeem shares without paying CDSCs. Additional information regarding CDSC exceptions is available on the Internet at www.invescoaim.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

     Shares acquired through the reinvestment of dividends and distributions are not subject to CDSCs. The following share classes are sold with no CDSC:

-    Class A shares of any Category III Fund.

-    Class A shares of AIM Tax-Exempt Cash Fund.

- Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

-    AIM Cash Reserve Shares of AIM Money Market Fund.

-    Investor Class shares of any fund.

-    Class P shares of AIM Summit Fund.

REDEMPTION FEES

Certain funds impose a 2% redemption fee (on redemption proceeds) if you redeem or exchange shares within 31 days of purchase. Please refer to the applicable fund's prospectus to determine whether that fund imposes a redemption fee. As of the date of this prospectus, the following funds impose redemption fees:

AIM Asia Pacific Growth Fund
AIM China Fund
AIM Developing Markets Fund
AIM European Growth Fund
AIM European Small Company Fund
AIM Floating Rate Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Health Care Fund
AIM Global Real Estate Fund
AIM Global Small & Mid Cap Growth Fund
AIM Global Value Fund
AIM Gold & Precious Metals Fund
AIM High Yield Fund
AIM International Allocation Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund
AIM International Total Return Fund
AIM Japan Fund
AIM Trimark Fund

     The redemption fee will be retained by the fund from which you are redeeming or exchanging shares, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed on a first-in, first-out basis, which means that you will redeem shares in the order of their purchase.

                                  THE AIM FUNDS

     Redemption fees generally will not be charged in the following circumstances:

- Redemptions and exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to assess the redemption fees.

- Redemptions and exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, variable insurance contracts or separately managed qualified default investment alternative vehicles maintained pursuant to Section 404(c)(5) of the Employee Retirement Income Security Act of 1974, as amended (ERISA), which use the funds as underlying investments.

- Redemptions and exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans.

- Redemptions requested within 31 days following the death or post-purchase disability of an account owner.

-    Redemptions or exchanges initiated by a fund.

     The following shares are not subject to redemption fees, irrespective of whether they are redeemed in accordance with any of the exceptions set forth above:

-    Shares acquired through the reinvestment of dividends and distributions.

-    Shares acquired through systematic purchase plans.

- Shares acquired in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan to the trustee or custodian of another employee benefit plan.

     Shares held by employee benefit plans will only be subject to redemption fees if the shares were acquired by exchange and are redeemed by exchange within 31 days of purchase.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

     Your financial advisor or other intermediary may charge service fees for handling redemption transactions. Your shares also may be subject to a CDSC in addition to the redemption fee.

PURCHASING SHARES

If you hold your shares through a financial advisor or other intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution's policies.

MINIMUM INVESTMENTS

There are no minimum investments for Class P or R shares for fund accounts. The minimum investments for Class A, A3, B, C, and Investor Class shares for fund accounts are as follows:

                                                             INITIAL     ADDITIONAL
                                                           INVESTMENT   INVESTMENTS
TYPE OF ACCOUNT                                             PER FUND      PER FUND
---------------                                            ----------   -----------
Wrap-fee accounts managed by your financial advisor           None          None
Employee benefit plans, SEP, SARSEP and SIMPLE IRA plans      None          None
Any type of account if the investor is purchasing shares
   through a systematic purchase plan                        $   50         $50
IRAs, Roth IRAs and Coverdell ESAs                              250          25
All other accounts                                            1,000          50
Invesco Aim Distributors has the discretion to accept
   orders for lesser amounts.

                                  THE AIM FUNDS

HOW TO PURCHASE SHARES

                        OPENING AN ACCOUNT                                       ADDING TO AN ACCOUNT
                        ------------------                                       --------------------
Through a Financial     Contact your financial advisor.                          Contact your financial advisor.
Advisor

By Mail                 Mail completed account application and check to          Mail your check and the remittance slip
                        the transfer agent, Invesco Aim Investment               from your confirmation statement to the
                        Services, Inc., P.O. Box 4739,                           transfer agent.
                        Houston, TX 77210-4739.

By Wire                 Mail completed account application to the transfer       Call the transfer agent to receive a
                        agent. Call the transfer agent at (800) 959-4246 to      reference number. Then, use the wire
                        receive a reference number. Then, use the wire           instructions provided below.
                        instructions provided below.

Wire Instructions       Beneficiary Bank ABA/Routing #: 021000021
                        Beneficiary Account Number: 00100366807
                        Beneficiary Account Name: Invesco Aim Investment
                        Services, Inc.
                        RFB: Fund Name, Reference #
                        OBI: Your Name, Account #

By Telephone            Open your account using one of the methods               Select the Bank Account Information
                                                                                 option on described above. your completed
                                                                                 account application or complete a
                                                                                 Systematic Options and Bank Information
                                                                                 Form. Mail the application or form to the
                                                                                 transfer agent. Once the transfer agent
                                                                                 has received the form, call the transfer
                                                                                 agent at the number below to place your
                                                                                 purchase order.

Automated Investor      Open your account using one of the methods described     Call the Invesco Aim 24-hour Automated
Line                    above.                                                   Investor Line at 1-800-246-5463. You may
                                                                                 place your order after you have provided
                                                                                 the bank instructions that will be
                                                                                 requested.

By Internet             Open your account using one of the methods described     Access your account at
                        above.                                                   www.invescoaim.com. The proper bank
                                                                                 instructions must have been provided on
                                                                                 your account. You may not purchase shares
                                                                                 in retirement accounts on the internet.

     Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the fund verify and record your identifying information.

SYSTEMATIC PURCHASE PLAN

You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50 per fund. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal. Certain financial advisors and other intermediaries may also offer systematic purchase plans.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic periodic exchanges, if permitted, from one fund to another fund or multiple other funds. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another fund is $50. Certain financial advisors and other intermediaries may also offer dollar cost averaging programs. If you participate in one of these programs and it is the same or similar to Invesco Aim's Dollar Cost Averaging program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

AUTOMATIC DIVIDEND AND DISTRIBUTION INVESTMENT

Your dividends and distributions may be paid in cash or reinvested in the same fund or another fund without paying an initial sales charge. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. If you elect to receive your distributions by check, and the distribution amount is $10 or less, then the amount will be automatically reinvested in the same fund and no check will be issued. If you have elected to receive distributions by check, and the postal service is unable to deliver checks to your address of record, then your distribution election may be converted to having all subsequent distributions reinvested in the same fund and no checks will be issued. You should contact the transfer agent to change your distribution option, and your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

     You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

- Your account balance in the fund paying the dividend or distribution must be at least $5,000; and

- Your account balance in the fund receiving the dividend or distribution must be at least $500.

                                  THE AIM FUNDS

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will not occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice to participating investors. Certain financial advisors and other intermediaries may also offer portfolio rebalancing programs. If you participate in one of these programs and it is the same as or similar to Invesco Aim's program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

RETIREMENT PLANS SPONSORED BY INVESCO AIM DISTRIBUTORS

Invesco Aim Distributors acts as the prototype sponsor for certain types of retirement plan documents. These plan documents are generally available to anyone wishing to invest plan assets in the funds. These documents are provided subject to terms, conditions and fees that vary by plan type. Contact your financial advisor or other intermediary for details.

REDEEMING SHARES

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call during the hours of the customary trading session of the New York Stock Exchange
(NYSE) in order to effect the redemption at that day's net asset value. For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call before the last net asset value determination in order to effect the redemption that day.

HOW TO REDEEM SHARES

Through a Financial       Contact your financial advisor or intermediary
Advisor or Other          (including your retirement plan administrator).
Intermediary

By Mail Send a written request to the transfer agent which includes:

                          -    Original signatures of all registered
                               owners/trustees;

                          - The dollar value or number of shares that you wish to redeem;

                          -    The name of the fund(s) and your account number;
                               and

                          -    Signature guarantees, if necessary (see below).

                          The transfer agent may require that you provide additional documentation, or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA or other type of retirement account, you must complete the appropriate distribution form.

By Telephone              Call the transfer agent at 1-800-959-4246. You will be
                          allowed to redeem by telephone if:

                          - Your redemption proceeds are to be mailed to your address on record (and there has been no change in your address of record within the last 30 days) or transferred electronically to a pre-authorized checking account;

                          -    You do not hold physical share certificates;

                          -    You can provide proper identification
                               information;

                          - Your redemption proceeds do not exceed $250,000 per fund; and

                          - You have not previously declined the telephone redemption privilege.

                          You may, in limited circumstances, initiate a redemption from an Invesco Aim IRA account by telephone. Redemptions from other types of retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form.

Automated Investor Line   Call the Invesco Aim 24-hour Automated Investor Line
                          at 1-800-246-5463. You may place your redemption order
                          after you have provided the bank instructions that
                          will be requested.

By Internet               Place your redemption request at www.invescoaim.com.
                          You will be allowed to redeem by Internet if:

                          -    You do not hold physical share certificates;

                          -    You can provide proper identification
                               information;

                          - Your redemption proceeds do not exceed $250,000 per fund; and

                          -    You have already provided proper bank
                               information.

                          Redemptions from most retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form.

                                  THE AIM FUNDS

TIMING AND METHOD OF PAYMENT

We normally will send out payments within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent). If you redeem shares recently purchased by check or ACH, you may be required to wait up to ten business days before we send your redemption proceeds. This delay is necessary to ensure that the purchase has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted on the NYSE. Redemption checks are mailed to your address of record, via first class U.S. mail, unless you make other arrangements with the transfer agent.

     We use reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

EXPEDITED REDEMPTIONS (AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)

If you place your redemption order by telephone, before 11:30 a.m. Eastern Time and request an expedited redemption, we will transmit payment of redemption proceeds on that same day via federal wire to a bank of record on your account. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we will transmit payment on the next business day.

SYSTEMATIC WITHDRAWALS

You may arrange for regular periodic withdrawals from your account in amounts equal to or greater than $50 per fund. We will redeem the appropriate number of shares from your account to provide redemption proceeds in the amount requested. You must have a total account balance of at least $5,000 in order to establish a Systematic Redemption Plan, unless you are establishing a Required Minimum Distribution for a retirement plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

CHECK WRITING

The transfer agent provides check writing privileges for accounts in the following funds and share classes:

-    AIM Money Market Fund, AIM Cash Reserve Shares and Investor Class shares

-    AIM Tax-Exempt Cash Fund, Class A shares and Investor Class shares

-    Premier Portfolio, Investor Class shares

-    Premier Tax-Exempt Portfolio, Investor Class shares

-    Premier U.S. Government Money Portfolio, Investor Class shares

     You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts. Checks are not eligible to be converted to ACH by the payee. You may not give authorization to a payee by phone to debit your account by ACH for a debt owed to the payee.

SIGNATURE GUARANTEES

We require a signature guarantee in the following circumstances:

-    When your redemption proceeds will equal or exceed $250,000 per fund.

- When you request that redemption proceeds be paid to someone other than the registered owner of the account.

- When you request that redemption proceeds be sent somewhere other than the address of record or bank of record on the account.

- When you request that redemption proceeds be sent to a new address or an address that changed in the last 30 days.

     The transfer agent will accept a guarantee of your signature by a number of different types of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS INITIATED BY THE FUNDS

If your account (Class A, A3, B, C, P and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a Systematic Purchase Plan.

     If the fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which

                                  THE AIM FUNDS

is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Accordingly, the procedures and processes applicable to redemptions of fund shares, as discussed under the heading "Redeeming Shares" above, will apply. Before requesting an exchange, review the prospectus of the fund you wish to acquire.

     All exchanges are subject to the limitations set forth in the prospectuses of the funds. If you wish to exchange shares of one fund for those of another fund, you must consult the prospectus of the fund whose shares you wish to acquire to determine whether the fund is offering shares to new investors and whether you are eligible to acquire shares of that fund.

PERMITTED EXCHANGES

Except as otherwise provided below under "Exchanges Not Permitted", you generally may exchange your shares for shares of the same class of another fund. The following below shows permitted exchanges:

EXCHANGE FROM             EXCHANGE TO
-------------             -----------
AIM Cash Reserve Shares   Class A, A3, B, C, R, Investor Class
Class A                   Class A, A3, Investor Class, AIM Cash Reserve Shares
Class A3                  Class A, A3, Investor Class, AIM Cash Reserve Shares
Investor Class            Class A, A3, Investor Class
Class P                   Class A, A3, AIM Cash Reserve Shares
Class B                   Class B
Class C                   Class C
Class R                   Class R

EXCHANGES NOT PERMITTED

The following exchanges are not permitted:

- Investor Class shares cannot be exchanged for Class A shares of any fund which offers Investor Class shares.

- Exchanges into Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund (also known as the Category III funds) are not permitted.

- Class A Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund cannot be exchanged for Class A3 Shares of those funds.

- AIM Cash Reserve Shares cannot be exchanged for Class B, C or R shares if the shares being exchanged were acquired by exchange from Class A shares of any fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

     Under unusual market conditions, a fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time.

LIMIT ON THE NUMBER OF EXCHANGES

You will generally be limited to four exchanges out of a fund per calendar year (other than the money market funds); provided, however, that the following transactions will not count toward the exchange limitation:

- Exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to apply the exchange limitation.

- Exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments.

- Generally, exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs.

- Exchanges initiated by a fund or by the trustee, administrator or other fiduciary of an employee benefit plan (not in response to distribution or exchange instructions received from a plan participant).

     Each fund reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if the fund, or its designated agent, believes that granting such exceptions would be consistent with the best interests of shareholders.

     There is no limit on the number of exchanges out of AIM Limited Maturity Treasury Fund, AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

     If you exchange shares of one fund for shares of multiple other funds as part of a single transaction, that transaction is counted as one exchange out of a fund.

INITIAL SALES CHARGES AND CDSCS APPLICABLE TO EXCHANGES

You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date

                                  THE AIM FUNDS

you made your initial purchase.

RIGHTS RESERVED BY THE FUNDS

Each fund and its agents reserve the right at any time to:

-    Reject or cancel all or any part of any purchase or exchange order.

- Modify any terms or conditions related to the purchase, redemption or exchange of shares of any fund.

- Reject or cancel any request to establish a Systematic Purchase Plan, Systematic Redemption Plan or Portfolio Rebalancing Program.

- Suspend, change or withdraw all or any part of the offering made by this prospectus.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Boards of Trustees of the funds (collectively, the Board). The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

     Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Invesco Aim determines that the closing price of the security is unreliable, Invesco Aim will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

     Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

     Invesco Aim may use indications of fair value from pricing services approved by the Board. In other circumstances, the Invesco Aim Valuation Committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, Invesco Aim routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

     Specific types of securities are valued as follows:

     Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

     Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, Invesco Aim will value the security at fair value in good faith using procedures approved by the Board.

     Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that Invesco Aim determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Invesco Aim also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco Aim believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco Aim will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

     Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

     Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined

                                  THE AIM FUNDS

without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the Invesco Aim valuation committee will fair value the security using procedures approved by the Board.

     Short-term Securities. The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

     Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

     Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

     Open-end Funds. To the extent a fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

     Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Federal Reserve Bank of New York and the Bank of New York, the fund's custodian, are not open for business or the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if SIFMA recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

     From time to time and in circumstances deemed appropriate by Invesco Aim in its sole discretion, each of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio may remain open for business, during customary business day hours, on a day that the NYSE is closed for business. In such event, on such day you will be permitted to purchase or redeem shares of such funds and net asset values will be calculated for such funds.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

     For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

     For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

     The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year.

                                  THE AIM FUNDS

     Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. Exchanges of shares for shares of another fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax. A fund that is expected to have higher turnover than that of other funds is more likely to generate short-term gain or loss. If a fund does recognize short-term capital gain, it will distribute those gains as ordinary income dividends, which will be subject to tax at a shareholder's tax rate for ordinary income.

     Investors in tax-exempt funds should read the information under the heading "Other Information--Special Tax Information Regarding the Fund" in the applicable fund's prospectus.

     The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

PAYMENTS TO FINANCIAL ADVISORS

The financial advisor or intermediary through which you purchase your shares may receive all or a portion of the sales charges and distribution fees discussed above. In addition to those payments, Invesco Aim Distributors or one or more of its corporate affiliates (collectively, Invesco Aim Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash payments and other payments for certain marketing and support services. Invesco Aim Affiliates make these payments from their own resources, from Invesco Aim Distributors' retention of initial sales charges and from payments to Invesco Aim Distributors made by the funds under their 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with Invesco Aim Affiliates.

     Invesco Aim Affiliates make payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits Invesco Aim Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). Invesco Aim Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The payments Invesco Aim Affiliates make may be calculated based on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Payments may also be calculated based on the average daily net assets of the applicable funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. Invesco Aim Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

     Invesco Aim Affiliates are motivated to make these payments as they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, Invesco Aim Affiliates benefit from the incremental management and other fees paid to Invesco Aim Affiliates by the funds with respect to those assets.

     Invesco Aim Affiliates also may make payments to certain financial advisors for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by Invesco Aim Affiliates under this category of services are charged back to the funds, subject to certain limitations approved by the Board.

     You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from Invesco Aim Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY (MARKET TIMING) DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Board has adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

                                  THE AIM FUNDS

     The Invesco Aim Affiliates currently use the following tools designed to discourage excessive short-term trading in the retail funds:

-    Trade activity monitoring.

-    Trading guidelines.

-    Redemption fees on trades in certain funds.

- The use of fair value pricing consistent with procedures approved by the Board.

     Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     Money Market Funds. The Board of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that a money market fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the money market fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles; investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seek to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

     AIM Limited Maturity Treasury Fund. The Board of AIM Limited Maturity Treasury Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of such fund's shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions and determined that those risks were minimal. Nonetheless, to the extent that AIM Limited Maturity Treasury Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, AIM Limited Maturity Treasury Fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the fund for the following reasons:

- Many investors use AIM Limited Maturity Treasury Fund as a short-term investment alternative and should be able to purchase and redeem shares regularly and frequently.

- One of the advantages of AIM Limited Maturity Treasury Fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of AIM Limited Maturity Treasury Fund will be detrimental to the continuing operations of such fund.

TRADE ACTIVITY MONITORING

Invesco Aim Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Invesco Aim Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than

                                  THE AIM FUNDS

exchanges into a money market fund. Invesco Aim Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

     The ability of Invesco Aim Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

TRADING GUIDELINES

If you exceed four exchanges out of a fund per calendar year (other than the money market funds and AIM Limited Maturity Treasury Fund), or a fund or an Invesco Aim Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders.

     The ability of Invesco Aim Affiliates to monitor exchanges made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEES

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 31 days of purchase. The ability of a fund to assess a redemption fee on redemptions effectuated through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at http://www.invescoaim.com.

If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at Invesco Aim Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or

BY TELEPHONE:       (800) 959-4246

ON THE INTERNET:    You can send us a request by e-mail or download
                    prospectuses, SAIs, annual or semiannual reports via our
                    website: http://www.invescoaim.com

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM Moderate Growth Allocation Fund
   SEC 1940 Act file number: 811-02699
----------------------------------------

invescoaim.com     MGAL-PRO-1

                                                 [INVESCO AIM LOGO APPEARS HERE]
                                                         --Service Mark--

                                     AIM MODERATELY CONSERVATIVE ALLOCATION FUND

                                                                     PROSPECTUS
                                                                    May 1, 2008

AIM Moderately Conservative Allocation Fund's investment objective is to provide total return consistent with a lower level of risk relative to the broad stock market.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, B, C and R shares of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                  -------------------------------------------
                  AIM MODERATELY CONSERVATIVE ALLOCATION FUND
                  -------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


RISK/RETURN SUMMARY                                  1
------------------------------------------------------
PERFORMANCE INFORMATION                              1
------------------------------------------------------
Annual Total Returns                                 1
Performance Table                                    2
FEE TABLE AND EXPENSE EXAMPLE                        3
------------------------------------------------------
Fee Table                                            3
Expense Example                                      3
HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                        4
------------------------------------------------------
INVESTMENT OBJECTIVE, STRATEGIES AND RISKS           5
------------------------------------------------------
Objective and Strategies                             5
Risks                                                6
DISCLOSURE OF PORTFOLIO HOLDINGS                     8
------------------------------------------------------
FUND MANAGEMENT                                      8
------------------------------------------------------
The Advisors                                         8
Advisor Compensation                                 9
Portfolio Manager                                    9
OTHER INFORMATION                                    9
------------------------------------------------------
Sales Charges                                        9
Dividends and Distributions                         10
FINANCIAL HIGHLIGHTS                                11
------------------------------------------------------
GENERAL INFORMATION                                A-1
------------------------------------------------------
Choosing a Share Class                             A-1
Share Class Eligibility                            A-1
Distribution and Service (12b-1) Fees              A-2
Initial Sales Charges (Class A Shares
  Only)                                            A-2
Contingent Deferred Sales Charges (CDSCs)          A-4
Redemption Fees                                    A-5
Purchasing Shares                                  A-6
Redeeming Shares                                   A-8
Exchanging Shares                                  A-9
Rights Reserved by the Funds                      A-11
Pricing of Shares                                 A-11
Taxes                                             A-12
Payments to Financial Advisors                    A-13
Excessive Short-Term Trading Activity
  (Market Timing) Disclosures                     A-13
OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------



The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc. and AIM Funds Management Inc.

    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                  -------------------------------------------
                  AIM MODERATELY CONSERVATIVE ALLOCATION FUND
                  -------------------------------------------

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

The fund's investment objective is to provide total return consistent with a lower level of risk relative to the broad stock market.
    The fund is a "fund of funds," and invests its assets in other underlying mutual funds advised by Invesco Aim Advisors, Inc. (the advisor or Invesco Aim). The fund seeks to meet its objective by building a portfolio of mutual fund investments that has a lower level of risk than the S&P 500 Index. The fund's target allocation is to invest 60% of its total assets in underlying funds that invest primarily in fixed-income securities and 40% of its total assets in underlying funds that invest primarily in equity securities.
    The fund's investment performance depends on the investment performance of the underlying funds in which it invests. Therefore, the risks associated with an investment in a fund of funds, such as the fund, are also the risks associated with an investment in the underlying funds.
    Among the principal risks of investing in the fund and the underlying funds, which could adversely affect the fund's net asset value, yield and total return are:


Fund of Funds Risk                  High Yield Risk             Leverage Risk                Non-Diversification Risk
Market Risk                         Mortgage- and Asset-Backed  Active Trading Risk          Reverse Repurchase
                                      Securities Risk                                          Agreement Risk
Interest Rate Risk                                              Value Investing Risk
                                    Equities Securities Risk                                 Reinvestment Risk
Credit Risk                                                     Management Risk
                                    Foreign Securities Risk                                  Dollar Roll Transaction Risk
U.S. Government Obligations Risk                                Growth Investing Risk
                                    Convertible Securities
High-Coupon U.S. Government Agency  Risk                        Currency/Exchange Rate Risk
  Mortgage-Backed Securities Risk
                                    Derivatives Risk


    Please see "Investment Objective, Strategies and Risks" for a description of these risks.
    There is a risk that you could lose all or a portion of your investment in the fund and that the income that you receive from the fund may vary. The value of your investment in the fund will go up and down with the prices of the securities held by the underlying funds in which the fund invests.
    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows the changes in performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total return shown would be lower.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2006...................................................................   8.13%
2007...................................................................   6.23%



    The Class A shares' year-to-date total return as of March 31, 2008 was -4.54%.


    During the period shown in the bar chart, the highest quarterly return was 3.82% (quarter ended December 31, 2006) and the lowest quarterly return was -1.47% (quarter ended June 30, 2006).

                  -------------------------------------------
                  AIM MODERATELY CONSERVATIVE ALLOCATION FUND
                  -------------------------------------------

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payments of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------------------
                                                                        SINCE      INCEPTION
(for the periods ended December 31, 2007)                     1 YEAR   INCEPTION     DATE
--------------------------------------------------------------------------------------------
Class A                                                                            04/29/05
  Return Before Taxes                                          0.35%      5.77%
  Return After Taxes on Distributions                         (0.87)      4.75
  Return After Taxes on Distributions and Sale of Fund
     Shares                                                    0.61       4.43
Class B                                                                            04/29/05
  Return Before Taxes                                          0.40       6.19
Class C                                                                            04/29/05
  Return Before Taxes                                          4.49       7.23
Class R                                                                            04/29/05
  Return Before Taxes                                          5.91       7.73
--------------------------------------------------------------------------------------------
S&P 500--Registered Trademark-- Index(1)                       5.49      11.44     04/29/05
Custom Moderately Conservative Allocation Index(1,2)           6.54       8.45     04/29/05
Lipper Mixed-Asset Target Allocation Conservative Funds
  Index(1,3)                                                   5.66       7.59     04/29/05
--------------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for Class B, C and R shares will vary.
(1) The Standard & Poor's 500 Index is a market capitalization-weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry. The fund has also included the Custom Moderately Conservative Allocation Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Mixed-Asset Target Allocation Conservative Funds Index (which may or may not include the fund) is included for comparison to a peer group.

(2) The Custom Moderately Conservative Allocation Index, created by Invesco Aim to serve as a benchmark for AIM Moderately Conservative Allocation Fund, is composed of the following indexes: Russell 3000, MSCI EAFE and Lehman Brothers U.S. Universal. The composition of the index may change from time to time based upon the target asset allocation of the fund. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the objective of the fund. The Russell 3000--Registered Trademark-- Index is an unmanaged index considered representative of the U.S. stock market. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell--Registered Trademark-- is a trademark of the Frank Russell Co. The MSCI EAFE--Registered Trademark-- Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The Lehman Brothers U.S. Universal Index is composed of the following Lehman Brothers indexes: U.S. Aggregate Index, U.S. High-Yield Corporate, 144A, Eurodollar, Emerging Markets and the non-ERISA portion of CMBS.


(3) The Lipper Mixed-Asset Target Allocation Conservative Funds Index is an equally weighted representation of the largest funds in the Lipper Mixed-Asset Target Allocation Conservative category. These funds, by portfolio practice, maintain a mix of between 20% to 40% equity securities, with the remainder invested in bonds, cash and cash equivalents.

                  -------------------------------------------
                  AIM MODERATELY CONSERVATIVE ALLOCATION FUND
                  -------------------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
-----------------------------------------------------------------------------------
(fees paid directly from your
investment)                           CLASS A     CLASS B     CLASS C     CLASS R
-----------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Purchases
(as a percentage of offering price)     5.50%       None        None        None

Maximum Deferred Sales Charge (Load)
(as a percentage of original
purchase price or redemption
proceeds, whichever is less)            None(1)     5.00%       1.00%       None(1)
-----------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES(2)
-----------------------------------------------------------------------------------
(expenses that are deducted from fund
assets)                                    CLASS A    CLASS B    CLASS C    CLASS R
-----------------------------------------------------------------------------------
Management Fees(3)                          None       None       None       None

Distribution and/or Service (12b-1) Fees    0.25%      1.00%      1.00%      0.50%

Other Expenses(4)                           0.42       0.42       0.42       0.42

Acquired Fund Fees and Expenses(5)          0.70       0.70       0.70       0.70

Total Annual Fund Operating Expenses        1.37       2.12       2.12       1.62

Fee Waiver(4)                               0.28       0.28       0.28       0.28

Net Annual Fund Operating Expenses          1.09       1.84       1.84       1.34
-----------------------------------------------------------------------------------


(1) A contingent deferred sales charge may apply in some cases. See "General Information--Contingent Deferred Sales Charges (CDSCs)".
(2) There is no guarantee that actual expenses will be the same as those shown in the table.

(3) The fund does not pay a management fee directly, however, the advisor receives a fee indirectly as a result of the funds' investments in underlying funds also advised by Invesco Aim. See Acquired Fund Fees and Expenses below.


(4) The fund's advisor has contractually agreed to reimburse expenses to the extent necessary to limit Other Expenses (excluding certain items discussed below) to 0.14% on Class A, Class B, Class C and Class R shares, through at least June 30, 2008. Therefore, the fund's operating expenses are limited to 0.39%, 1.14%, 1.14% and 0.64% for Class A, Class B, Class C and Class R shares, respectively. In determining the advisor's obligation to reimburse expenses, the following expenses are not taken into account, and could cause the Other Expenses to exceed the limits: (i) Rule 12b-1 fees; (ii) interest;
    (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items;
    (vi) expenses related to a merger or reorganization, as approved by the fund's board of trustees; and (vii) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from the banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund.


(5) Acquired Fund Fees and Expenses are not fees or expenses incurred by the fund directly but are fees and expenses, including management fees, of the investment companies in which the Fund invests. As a result, the Net Annual Fund Operating Expenses will exceed the expense limits above. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. The impact of the Acquired Fund Fees and Expenses are included in the total returns of the fund.


    If a financial institution is managing your account, you may also be charged a transaction or other fee by such financial institution.
    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.
    The expense example assumes you:
  (i)  invest $10,000 in the fund for the time periods indicated;
  (ii) redeem all of your shares at the end of the periods indicated;
  (iii)earn a 5% return on your investment before operating expenses each year;
  (iv) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements and includes the estimated indirect expenses of the underlying funds); and
  (v)  incur applicable initial sales charges (see "General
      Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge).

                  -------------------------------------------
                  AIM MODERATELY CONSERVATIVE ALLOCATION FUND
                  -------------------------------------------

    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------------------------
Class A                                     $655     $934     $1,233     $2,083
Class B                                      687      937      1,313      2,238(1)
Class C                                      287      637      1,113      2,430
Class R                                      136      484        855      1,898
----------------------------------------------------------------------------------


    You would pay the following expenses if you did not redeem your shares:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------------------------
Class A                                     $655     $934     $1,233     $2,083
Class B                                      187      637      1,113      2,238(1)
Class C                                      187      637      1,113      2,430
Class R                                      136      484        855      1,898
----------------------------------------------------------------------------------


(1) Assumes conversion of Class B shares to Class A shares, which occurs on or about the end of the month which is at least 8 years after the date on which shares were purchased, lowering your annual fund operating expenses from that time on.

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between Invesco Aim Advisors, Inc. and certain of its affiliates and the New York Attorney General requires Invesco Aim Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:

  - You invest $10,000 in the fund and hold it for the entire 10 year period;

  - Your investment has a 5% return before expenses each year;

  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed and includes the estimated indirect expenses of the underlying funds;

  - Hypotheticals both with and without any applicable initial sales charge applied (see "General Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge); and

  - There is no sales charge on reinvested dividends.
    There is no assurance that the annual expense ratio will be the expense ratio for the fund classes for any of the years shown. To the extent that Invesco Aim Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

CLASS A (INCLUDES MAXIMUM
SALES CHARGE)                   YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.09%        1.37%        1.37%        1.37%        1.37%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                        (1.81%)       1.76%        5.45%        9.28%       13.25%
End of Year Balance           $ 9,819.50   $10,175.94   $10,545.33   $10,928.12   $11,324.82
Estimated Annual Expenses     $   655.02   $   136.97   $   141.94   $   147.09   $   152.43
--------------------------------------------------------------------------------------------

CLASS A (INCLUDES MAXIMUM
SALES CHARGE)                   YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.37%        1.37%        1.37%        1.37%        1.37%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        17.36%       21.62%       26.03%       30.61%       35.35%
End of Year Balance           $11,735.91   $12,161.92   $12,603.40   $13,060.90   $13,535.01
Estimated Annual Expenses     $   157.97   $   163.70   $   169.64   $   175.80   $   182.18
--------------------------------------------------------------------------------------------


CLASS A (WITHOUT MAXIMUM
SALES CHARGE)                   YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.09%        1.37%        1.37%        1.37%        1.37%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         3.91%        7.68%       11.59%       15.64%       19.84%
End of Year Balance           $10,391.00   $10,768.19   $11,159.08   $11,564.15   $11,983.93
Estimated Annual Expenses     $   111.13   $   144.94   $   150.20   $   155.65   $   161.30
--------------------------------------------------------------------------------------------

CLASS A (WITHOUT MAXIMUM
SALES CHARGE)                   YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.37%        1.37%        1.37%        1.37%        1.37%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        24.19%       28.70%       33.37%       38.21%       43.23%
End of Year Balance           $12,418.95   $12,869.76   $13,336.93   $13,821.06   $14,322.76
Estimated Annual Expenses     $   167.16   $   173.23   $   179.52   $   186.03   $   192.79
--------------------------------------------------------------------------------------------

                  -------------------------------------------
                  AIM MODERATELY CONSERVATIVE ALLOCATION FUND
                  -------------------------------------------

CLASS B(2)                      YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.84%        2.12%        2.12%        2.12%        2.12%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         3.16%        6.13%        9.19%       12.33%       15.57%
End of Year Balance           $10,316.00   $10,613.10   $10,918.76   $11,233.22   $11,556.74
Estimated Annual Expenses     $   186.91   $   221.85   $   228.24   $   234.81   $   241.57
--------------------------------------------------------------------------------------------

CLASS B(2)                      YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            2.12%        2.12%        2.12%        1.37%        1.37%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        18.90%       22.32%       25.84%       30.41%       35.14%
End of Year Balance           $11,889.57   $12,231.99   $12,584.27   $13,041.08   $13,514.47
Estimated Annual Expenses     $   248.53   $   255.69   $   263.05   $   175.53   $   181.91
--------------------------------------------------------------------------------------------


CLASS C(2)                      YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.84%        2.12%        2.12%        2.12%        2.12%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         3.16%        6.13%        9.19%       12.33%       15.57%
End of Year Balance           $10,316.00   $10,613.10   $10,918.76   $11,233.22   $11,556.74
Estimated Annual Expenses     $   186.91   $   221.85   $   228.24   $   234.81   $   241.57
--------------------------------------------------------------------------------------------

CLASS C(2)                      YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            2.12%        2.12%        2.12%        2.12%        2.12%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        18.90%       22.32%       25.84%       29.47%       33.20%
End of Year Balance           $11,889.57   $12,231.99   $12,584.27   $12,946.70   $13,319.56
Estimated Annual Expenses     $   248.53   $   255.69   $   263.05   $   270.63   $   278.42
--------------------------------------------------------------------------------------------


CLASS R                         YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.34%        1.62%        1.62%        1.62%        1.62%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         3.66%        7.16%       10.79%       14.53%       18.40%
End of Year Balance           $10,366.00   $10,716.37   $11,078.58   $11,453.04   $11,840.15
Estimated Annual Expenses     $   136.45   $   170.77   $   176.54   $   182.51   $   188.67
--------------------------------------------------------------------------------------------

CLASS R                         YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.62%        1.62%        1.62%        1.62%        1.62%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        22.40%       26.54%       30.82%       35.24%       39.81%
End of Year Balance           $12,240.35   $12,654.07   $13,081.78   $13,523.95   $13,981.06
Estimated Annual Expenses     $   195.05   $   201.64   $   208.46   $   215.51   $   222.79
--------------------------------------------------------------------------------------------


(1) Your actual expenses may be higher or lower than those shown.

(2) The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through six for Class B and year one for Class C has not been deducted.

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

OBJECTIVE AND STRATEGIES

The fund's investment objective is to provide total return consistent with a lower level of risk relative to the broad stock market. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.
    The fund seeks to meet its objective by building a portfolio of mutual fund investments that has a lower level of risk than the S&P 500 Index. The fund's target allocation is to invest 60% of its total assets in underlying funds that invest primarily in fixed-income securities and 40% of its total assets in underlying funds that invest primarily in equity securities. The fund may invest its cash allocation directly in cash equivalents and U.S. government securities rather than a money market fund.
    The advisor uses a three-step process to create the fund's portfolio. The first step is a strategic asset allocation by the advisor among broad asset classes. The second step involves the actual selection by the advisor of underlying funds to represent the broad asset classes and the determination by the advisor of target weightings in these underlying funds. The third step is the ongoing monitoring of a fund's asset class allocations, underlying funds and target weightings.
    The advisor monitors the selection of underlying funds to ensure that they continue to conform to the fund's asset class allocations and rebalances the fund's investments in the underlying funds on an annual basis to keep them within their target weightings. However, the advisor has the ability to rebalance on a more frequent basis if it believes it is appropriate to do so. The advisor may change the fund's asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. A list of the underlying funds and their target weightings is located in the fund's Statement of Additional Information.
    The underlying funds may invest in synthetic and derivative instruments. Synthetic and derivative instruments are investments that have economic characteristics similar to an underlying fund's direct investments. Synthetic and derivative instruments that an underlying fund may invest in include warrants, futures contracts, options, exchange-traded funds and American depository receipts. Synthetic and derivative instruments may have the effect of leveraging an underlying fund's portfolio.

    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of a fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.

                  -------------------------------------------
                  AIM MODERATELY CONSERVATIVE ALLOCATION FUND
                  -------------------------------------------

RISKS


The principal risks of investing in the fund and the underlying funds are:

    Fund of Funds Risk--The fund pursues its investment objective by investing its assets in other underlying funds rather than investing directly in stocks, bonds, cash or other investments. The fund's investment performance depends on the investment performance of the underlying funds in which it invests. Therefore, the risks associated with an investment in a fund of funds, like the fund, are also the risks associated with an investment in the underlying funds.
    There is a risk that the advisor's evaluations and assumptions regarding the fund's broad asset classes or the underlying funds in which the fund invests may be incorrect based on actual market conditions. There is a risk that the fund will vary from the target weightings in the underlying funds due to factors such as market fluctuations. There can be no assurance that the underlying funds will achieve their investment objectives, and the performance of the underlying funds may be lower than the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the fund. If that were to occur, the fund might be forced to withdraw its investment from the underlying fund at a time that is unfavorable to the fund.
    Based on the structure of the fund, the fund is limited to investing in underlying funds that are part of The AIM Family of Funds--Registered Trademark--. Moreover, the advisor has the ability to select and substitute the underlying funds in which the fund invests, and may be subject to potential conflicts of interest in selecting underlying funds because it may receive higher fees from certain underlying funds than others. However, as a fiduciary to the fund, the advisor is required to act in the fund's best interest when selecting underlying funds.
    Because the fund is a fund of funds, the fund is subject to the risks associated with the underlying funds in which it invests. The risks of an investment in the underlying funds are set forth below:
    Market Risk--The prices of and the income generated by securities held by the underlying funds may decline in response to certain events, including those directly involving the companies whose securities are owned by the underlying funds; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.
    Interest Rate Risk--Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular bond, the greater is its price sensitivity to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.
    Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its price, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality can result in bankruptcy for the issuer and permanent loss of investment.
    U.S. Government Obligations Risk--The underlying funds may invest in obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer's obligations, such as those of the former Student Loan Marketing Association; or
(iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the underlying fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.
    High-Coupon U.S. Government Agency Mortgage-Backed Securities Risk--The underlying funds may invest in high-coupon U.S. Government agency mortgage-backed securities. These provide a higher coupon at the time of purchase than current prevailing market interest rates. The underlying funds may purchase such securities at a premium. If these securities experience a faster principal prepayment rate than expected, both the market value of and income from such securities will decrease. The prices of high-coupon U.S. Government agency mortgage-backed securities fall more slowly when interest rates rise than do prices of traditional fixed-rate securities. Some of the securities purchased by the underlying funds are not guaranteed by the U.S. Government. The issuer of a security may default or otherwise be unable to honor a financial obligation.
    High Yield Risk--High yield risk is a form of credit risk. Securities that are below investment grade are regarded as having predominately speculative characteristics with respect to the capacity to pay interest and repay principal. Lower rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, the fund may incur additional expenses to seek recovery.
    The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the fund could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect

                  -------------------------------------------
                  AIM MODERATELY CONSERVATIVE ALLOCATION FUND
                  -------------------------------------------

and cause large fluctuations in the net asset value of the fund's shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.
    Mortgage- and Asset-Backed Securities Risk--Certain of the underlying funds may invest in mortgage and asset-backed securities. These securities are subject to prepayment or call risk, which is the risk that payments from the borrower may be received earlier or later than expected due to changes in the rate at which the underlying loans are prepaid. Faster prepayments often happen when market interest rates are falling. As a result, an underlying fund may need to reinvest these early payments at lower interest rates, thereby reducing its income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the underlying loans to be outstanding for a longer time, which can cause the market value of the security to fall because the market may view its interest rate as too low for a longer-term investment.
    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. These factors will probably affect the equity securities of smaller companies more than the equity securities of larger, more-established companies. Also, because equity securities of smaller companies may not be traded as often as equity securities of larger, more-established companies, it may be difficult or impossible for the underlying fund to sell securities at a desirable price.

    Foreign Securities Risk--The dollar value of an underlying fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of an underlying fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

    Convertible Securities Risk--The values of convertible securities in which an underlying fund may invest will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, because these types of securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and a price that is unfavorable to the underlying fund.
    Derivatives Risk--The value of "derivatives"--so-called because their value "derives" from the value of an underlying asset (including an underlying security), reference rate or index--may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. Derivatives may be used to create synthetic exposure to an underlying asset or to hedge a portfolio risk. If an underlying fund uses derivatives to "hedge" a portfolio risk, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the underlying fund's portfolio. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with an underlying fund.
    Leverage Risk--The use of derivatives may give rise to a form of leverage. Leverage may cause an underlying fund's portfolio to be more volatile than if the fund had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities held by the underlying fund.
    Active Trading Risk--Certain of the underlying funds may engage in active and frequent trading of portfolio securities to achieve their investment objectives. If an underlying fund does trade in this way, it may incur increased costs, which can lower the actual return of the underlying fund. Active trading may also increase short term gains and losses, which may affect the taxes that must be paid.
    Value Investing Risk--Certain of the underlying funds may invest in "value" stocks. "Value" stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, value stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.
    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the underlying fund's portfolio managers will produce the desired results.
    Growth Investing Risk--Certain of the underlying funds may invest in "growth" stocks. "Growth" stocks can perform differently from the market as a whole and other types of stocks and tend to be more expensive relative to their earnings or assets compared with other types of stocks. As a result, growth stocks tend to be more sensitive to changes in their earnings and can be more volatile than other types of stocks.
    Currency/Exchange Rate Risk--Certain of the underlying funds may buy or sell currencies other than the U.S. Dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.
    Non-Diversification Risk--AIM Floating Rate Fund, one of the underlying funds, is non-diversified and can invest a greater portion of its assets in the loans or securities of one borrower or issuer than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.
    Reverse Repurchase Agreement Risk--Reverse repurchase agreements are agreements that involve the sale by the underlying fund of securities to financial institutions such as banks and broker-dealers, with an agreement that the underlying fund will repurchase the securities at an agreed upon price and date. Reverse repurchase agreements involve the risk that the market value of securities to be purchased by the underlying fund may

                  -------------------------------------------
                  AIM MODERATELY CONSERVATIVE ALLOCATION FUND
                  -------------------------------------------

decline below the price at which the fund is obligated to repurchase the securities, or that the other party may default on its obligation, so that the underlying fund is delayed or prevented from completing the transaction. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the underlying fund's obligation to repurchase the securities.
    Reinvestment Risk--Reinvestment risk is the risk that a bond's cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond. If interest rates decline, the underlying bond may rise in value, but the cash flows received from that bond may have to be invested at a lower interest rate.
    Dollar Roll Transaction Risk--In a dollar roll transaction, the underlying fund sells a mortgage-backed security held by the underlying fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. Dollar roll transactions involve the risk that the market value of the securities retained by the underlying fund may decline below the price of the securities that the underlying fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the underlying fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party or its trustee or receiver, whether to enforce the underlying fund's obligation to repurchase the securities.

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for the fund is available at http://www.invescoaim.com. To reach this information, access the fund's overview page on the website. Links to the following fund information are located in the upper right side of this website page:

---------------------------------------------------------------------------------------------------------------------------------
                                                    APPROXIMATE DATE OF                          INFORMATION REMAINS
INFORMATION                                           WEBSITE POSTING                             POSTED ON WEBSITE
---------------------------------------------------------------------------------------------------------------------------------
 Top ten holdings as of month-end        15 days after month-end                      Until posting of the following month's top
                                                                                      ten holdings
---------------------------------------------------------------------------------------------------------------------------------
 Complete portfolio holdings as of       30 days after calendar quarter-end           For one year
 calendar quarter-end
---------------------------------------------------------------------------------------------------------------------------------

    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information, which is available at http://www.invescoaim.com.

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS


Invesco Aim serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.


    The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the fund and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the fund:

    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at Bleichstrasse 60-62, Frankfurt, Germany 60313, which has acted as an investment advisor since 1998.
    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.
    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.
    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.
    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at One Midtown Plaza, 1360 Peachtree Street, N.E., Suite 100, Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.
    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.
    Invesco Institutional (N.A.), Inc. (Invesco Institutional), located at One Midtown Plaza, 1360 Peachtree Street, N.E., Suite 100, Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.
    Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.

                  -------------------------------------------
                  AIM MODERATELY CONSERVATIVE ALLOCATION FUND
                  -------------------------------------------


    AIM Funds Management Inc. (AFMI), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1994. AFMI anticipates changing its name to Invesco Trimark Investment Management Inc. on or prior to December 31, 2008.


    AIM Floating Rate Fund, one of the underlying funds, along with numerous unrelated funds and financial institutions, has been named as a defendant in two private civil lawsuits filed in the United States Bankruptcy Court, Southern District of New York. (Enron Corp. v. J.P. Morgan Securities, Inc., et al., Case No. 01-16034(AJG) and Adelphia Communications Corp. and its Affiliate Debtors in Possession and Official Committee of Unsecured Creditors of Adelphia v. Bank of America, individually and as Agent for various Banks Party to Credit Agreements, et al., Case No. 02-41729). These lawsuits seek, respectively, avoidance of certain payments made by Enron corp. and avoidance of certain loans of Adelphia Communications Corp. The Enron lawsuit alleges that payments made to AIM Floating Rate Fund and other creditors to prepay and/or redeem certain commercial paper prior to its maturity were preferential transfers. The amount sought to be recovered from AIM Floating Rate Fund in the Enron lawsuit is the aggregate amount of the repurchases of Enron's commercial paper from AIM Floating Rate Fund during the 90 days prior to the filing by Enron of a bankruptcy petition (approximately $10 million) plus interest and Enron's court costs. The Adelphia lawsuit alleges that the purchasers of Adelphia's bank debt knew, or should have known, that the loan proceeds would not benefit Adelphia, but instead would be used to enrich Adelphia insiders. The amount sought to be recovered from AIM Floating Rate Fund in the Adelphia lawsuit is not specified in such lawsuit. Adelphia has also filed a bankruptcy petition. Accordingly, any recoveries by the plaintiffs in these lawsuits may result in a corresponding claim against the respective bankruptcy estate, which may be paid in part through distributions under a plan of reorganization to the extent the claim is allowed under such plan.

    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.
    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.
    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

The advisor does not receive a management fee from the fund.

    Invesco Aim, not the fund, pays sub-advisory fees, if any.


    A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement of the fund is available in the fund's most recent report to shareholders for the six-month period ended June 30.


PORTFOLIO MANAGER
The fund is not actively managed, however, Gary K. Wendler, Director of Product Line Strategy and Investment Services for an affiliate of the advisor, assisted by a group of research professionals, determines the asset class allocation, underlying fund selections and target weightings for the fund. He has been responsible for the fund since its inception in 2005 and has been associated with the advisor and/or its affiliates since 1995.
    The underlying funds are actively managed by investment professionals. More information on the investment professionals managing the underlying funds may be found on our website http://www.invescoaim.com. The website is not a part of this prospectus.
    The fund's Statement of Additional Information provides additional information about the portfolio manager's investments in the fund, a description of his compensation structure, and information regarding other accounts he manages.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Moderately Conservative Allocation Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "General Information--Initial Sales Charges (Class A Shares Only)" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to a contingent deferred sales charge. Purchases of Class B and Class C shares are subject to a contingent deferred sales charge. Certain purchases of Class R shares may be subject to a contingent deferred sales charge. For more information on contingent deferred sales charges, see "General Information--Contingent Deferred Sales Charges (CDSCs)" section of this prospectus.

                  -------------------------------------------
                  AIM MODERATELY CONSERVATIVE ALLOCATION FUND
                  -------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist of both capital gains and ordinary income.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS


The fund generally distributes long-term and short-term capital gains, if any, annually, but may declare and pay capital gains distributions more than once per year as permitted by law.

                  -------------------------------------------
                  AIM MODERATELY CONSERVATIVE ALLOCATION FUND
                  -------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.
    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.





                                                                                CLASS A
                                                              --------------------------------------------
                                                                   YEAR ENDED            APRIL 29, 2005
                                                                  DECEMBER 31,         (COMMENCEMENT DATE)
                                                              ---------------------      TO DECEMBER 31,
                                                               2007          2006             2005
                                                              -------       -------    -------------------
Net asset value, beginning of period                          $ 11.09       $10.60           $10.03
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                       0.48         0.36             0.22
----------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         0.21         0.50             0.49
==========================================================================================================
    Total from investment operations                             0.69         0.86             0.71
==========================================================================================================
Less distributions:
  Dividends from net investment income                          (0.35)       (0.27)           (0.13)
----------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.19)       (0.10)           (0.01)
==========================================================================================================
    Total distributions                                         (0.54)       (0.37)           (0.14)
==========================================================================================================
Net asset value, end of period                                $ 11.24       $11.09           $10.60
__________________________________________________________________________________________________________
==========================================================================================================
Total return(b)                                                  6.23%        8.13%            7.01%
__________________________________________________________________________________________________________
==========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $83,101       $21,713          $8,489
__________________________________________________________________________________________________________
==========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 0.39%(c)     0.40%            0.40%(d)
----------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              0.67%(c)     1.37%            2.81%(d)
==========================================================================================================
Estimated acquired fund fees from underlying funds(e)            0.70%        0.74%            0.69%
==========================================================================================================
Ratio of net investment income to average net assets             4.12%(c)     3.26%            3.04%(d)
__________________________________________________________________________________________________________
==========================================================================================================
Portfolio turnover rate(f)                                          8%          29%               5%
__________________________________________________________________________________________________________
==========================================================================================================



(a)  Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(c)  Ratios are based on average daily net assets of $62,687,179.


(d)  Annualized.


(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.


(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                  -------------------------------------------
                  AIM MODERATELY CONSERVATIVE ALLOCATION FUND
                  -------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                CLASS B
                                                              -------------------------------------------
                                                                   YEAR ENDED           APRIL 29, 2005
                                                                  DECEMBER 31,        (COMMENCEMENT DATE)
                                                              --------------------      TO DECEMBER 31,
                                                               2007          2006            2005
                                                              -------       ------    -------------------
Net asset value, beginning of period                          $ 11.03       $10.57          $10.03
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                       0.39         0.27            0.16
---------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         0.21         0.50            0.49
=========================================================================================================
    Total from investment operations                             0.60         0.77            0.65
=========================================================================================================
Less distributions:
  Dividends from net investment income                          (0.28)       (0.21)          (0.10)
---------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.19)       (0.10)          (0.01)
=========================================================================================================
    Total distributions                                         (0.47)       (0.31)          (0.11)
=========================================================================================================
Net asset value, end of period                                $ 11.16       $11.03          $10.57
_________________________________________________________________________________________________________
=========================================================================================================
Total return(b)                                                  5.40%        7.29%           6.49%
_________________________________________________________________________________________________________
=========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $11,156       $7,916          $3,904
_________________________________________________________________________________________________________
=========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.14%(c)     1.15%           1.14%(d)
---------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.42%(c)     2.12%           3.55%(d)
=========================================================================================================
Estimated acquired fund fees from underlying funds(e)            0.70%        0.74%           0.69%
=========================================================================================================
Ratio of net investment income to average net assets             3.37%(c)     2.51%           2.30%(d)
_________________________________________________________________________________________________________
=========================================================================================================
Portfolio turnover rate(f)                                          8%          29%              5%
_________________________________________________________________________________________________________
=========================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $9,624,526.


(d) Annualized.


(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.


(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                  -------------------------------------------
                  AIM MODERATELY CONSERVATIVE ALLOCATION FUND
                  -------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                CLASS C
                                                              -------------------------------------------
                                                                   YEAR ENDED           APRIL 29, 2005
                                                                  DECEMBER 31,        (COMMENCEMENT DATE)
                                                              --------------------      TO DECEMBER 31,
                                                               2007          2006            2005
                                                              -------       ------    -------------------
Net asset value, beginning of period                          $ 11.03       $10.57          $10.03
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                       0.39         0.27            0.16
---------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         0.22         0.50            0.49
=========================================================================================================
    Total from investment operations                             0.61         0.77            0.65
=========================================================================================================
Less distributions:
  Dividends from net investment income                          (0.28)       (0.21)          (0.10)
---------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.19)       (0.10)          (0.01)
=========================================================================================================
    Total distributions                                         (0.47)       (0.31)          (0.11)
=========================================================================================================
Net asset value, end of period                                $ 11.17       $11.03          $10.57
_________________________________________________________________________________________________________
=========================================================================================================
Total return(b)                                                  5.49%        7.29%           6.49%
_________________________________________________________________________________________________________
=========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $14,454       $8,833          $2,893
_________________________________________________________________________________________________________
=========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.14%(c)     1.15%           1.14%(d)
---------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.42%(c)     2.12%           3.55%(d)
=========================================================================================================
Estimated acquired fund fees from underlying funds(e)            0.70%        0.74%           0.69%
=========================================================================================================
Ratio of net investment income to average net assets             3.37%(c)     2.51%           2.30%(d)
_________________________________________________________________________________________________________
=========================================================================================================
Portfolio turnover rate(f)                                          8%          29%              5%
_________________________________________________________________________________________________________
=========================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $12,236,816.


(d) Annualized.


(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.


(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                  -------------------------------------------
                  AIM MODERATELY CONSERVATIVE ALLOCATION FUND
                  -------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                               CLASS R
                                                              ------------------------------------------
                                                                  YEAR ENDED           APRIL 29, 2005
                                                                 DECEMBER 31,        (COMMENCEMENT DATE)
                                                              -------------------      TO DECEMBER 31,
                                                               2007         2006            2005
                                                              ------       ------    -------------------
Net asset value, beginning of period                          $11.07       $10.59          $10.03
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                      0.45         0.33            0.20
--------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)        0.20         0.50            0.49
========================================================================================================
    Total from investment operations                            0.65         0.83            0.69
========================================================================================================
Less distributions:
  Dividends from net investment income                         (0.32)       (0.25)          (0.12)
--------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.19)       (0.10)          (0.01)
========================================================================================================
    Total distributions                                        (0.51)       (0.35)          (0.13)
========================================================================================================
Net asset value, end of period                                $11.21       $11.07          $10.59
________________________________________________________________________________________________________
========================================================================================================
Total return(b)                                                 5.91%        7.84%           6.84%
________________________________________________________________________________________________________
========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,396       $  495          $  144
________________________________________________________________________________________________________
========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                0.64%(c)     0.65%           0.64%(d)
--------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             0.92%(c)     1.62%           3.05%(d)
========================================================================================================
Estimated acquired fund fees from underlying funds(e)           0.70%        0.74%           0.69%
========================================================================================================
Ratio of net investment income to average net assets            3.87%(c)     3.01%           2.80%(d)
________________________________________________________________________________________________________
========================================================================================================
Portfolio turnover rate(f)                                         8%          29%              5%
________________________________________________________________________________________________________
========================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $1,578,693.


(d) Annualized.


(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.


(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                                  THE AIM FUNDS

General Information

In addition to the fund, Invesco Aim serves as investment advisor to many other mutual funds that are offered to retail investors. The following information is about all the AIM funds that offer retail share classes.

CHOOSING A SHARE CLASS

Each of the funds offer multiple classes of shares. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular class, (ii) the initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to the class, (iii) the 12b-1 fee, if any, paid by the class, and (iv) any services you may receive from a financial intermediary. Please contact your financial advisor to assist you in making your decision. Please refer to the prospectus fee table for more information on the fees and expenses of a particular fund's share classes. In addition to the share classes shown in the chart below, AIM Money Market Fund offers AIM Cash Reserve Shares and AIM Summit Fund offers Class P shares.

                          AIM FUND RETAIL SHARE CLASSES

        CLASS A               CLASS A3                CLASS B               CLASS C               CLASS R           INVESTOR CLASS
---------------------  ---------------------  ---------------------  --------------------- --------------------- -------------------
-    Initial sales     -    No initial sales  -    No initial sales  -    No initial sales -    No initial sales -   No initial
     charge which may       charge                 charge                 charge                charge               sales charge
     be waived or
     reduced

-    Contingent        -    No contingent     -    Contingent        -    Contingent       -    Contingent       -    No contingent
     deferred sales         deferred sales         deferred sales         deferred sales        deferred sales        deferred sales
     charge on certain      charge                 charge on              charge on             charge on             charge
     redemptions                                   redemptions            redemptions           certain
                                                   within six             within one            redemptions
                                                   years                  year(3)

-    12b-1 fee of      -    12b-1 fee of      -    12b-1 fee of      -    12b-1 fee of     -    12b-1 fee of     -    12b-1 fee of
     0.25%(1)               0.25%                  1.00%                  1.00%(4)              0.50%                 0.25%(1)

                       -    Does not convert  -    Converts to Class -    Does not convert -    Does not convert -    Does not
                            to Class A shares      A shares on or         to Class A            to Class A            convert to
                                                   about the end of       shares                shares                Class A shares
                                                   the month which
                                                   is at least eight
                                                   years after the
                                                   date on which
                                                   shares were
                                                   purchased along
                                                   with a pro rata
                                                   portion of
                                                   reinvested
                                                   dividends and
                                                   distributions(2)

-    Generally more    -    Available only    -    Purchase orders   -    Generally more   -    Generally,       -    Generally
     appropriate for        through a limited      limited to amount      appropriate for       available only        closed to new
     long-term              number of funds        less than              short-term            to employee           investors
     investors                                     $100,000               investors             benefit plans

                                                                     -    Purchase orders
                                                                          limited to
                                                                          amounts less
                                                                          than $1,000,000

----------
(1) Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

(2)  Class B shares of AIM Money Market Fund convert to AIM Cash Reserve Shares.

(3) CDSC does not apply to redemption of Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund unless you received Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund through an exchange from Class C shares from another AIM Fund that is still subject to a CDSC.

(4)  Class C shares of AIM Floating Rate Fund have a 12b-1 fee of 0.75%.

SHARE CLASS ELIGIBILITY

CLASS A, A3, B, C AND AIM CASH RESERVE SHARES

Class A, A3, B, C and AIM Cash Reserve Shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and employee benefit plans. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial advisor and any other intermediaries who will be involved in the servicing of your account when choosing a share class.

     Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code (the Code). These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. However, plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

CLASS P SHARES

In addition to the other share classes discussed herein, the AIM Summit Fund offers Class P shares, which were historically sold only through the AIM Summit Investors Plans I and II (each a Plan and, collectively, the Summit Plans). Class P shares are sold with no initial sales charge and have a 12b-1 fee of 0.10%. However, Class P shares are not sold to members of the general public. Only shareholders who had accounts in the Summit Plans at the close of business on December 8, 2006 may purchase Class P shares and only until the total of their combined investments in the Summit Plans and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. For a Plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30 year extended investment option.

MCF-5/08

                                  THE AIM FUNDS

CLASS R SHARES

Class R shares are generally available only to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Code; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.

INVESTOR CLASS SHARES

Some of the funds offer Investor Class shares. Investor Class shares are sold with no initial sales charge and have a maximum 12b-1 fee of 0.25%. Investor Class shares are not sold to members of the general public. Only the following persons may purchase Investor Class shares:

- Investors who established accounts prior to April 1, 2002, in Investor Class shares who have continuously maintained an account in Investor Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons). These investors are referred to as "grandfathered investors."

- Customers of certain financial intermediaries which have had relationships with the funds' distributor or any funds that offered Investor Class shares prior to April 1, 2002, who have continuously maintained such relationships. These intermediaries are referred to as "grandfathered intermediaries."

- Employee benefit plans; provided, however, that retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Code in order to purchase Investor Class shares, unless the plan is considered a grandfathered investor or the account is opened through a grandfathered intermediary. Investor Class shares are generally not available for IRAs, unless the IRA depositor is considered a grandfathered investor or the account is opened through a grandfathered intermediary.

- Any trustee, director, officer or employee of any fund or of Invesco Ltd. or any of its subsidiaries or affiliates, or any employee benefit plan maintained by any of them (this includes any immediate family members of such persons).

DISTRIBUTION AND SERVICE (12B-1) FEES

Except as noted below, each fund has adopted a distribution plan pursuant to SEC Rule 12b-1. A 12b-1 plan allows a fund to pay distribution fees to Invesco Aim Distributors, Inc. (Invesco Aim Distributors) to compensate or reimburse, as applicable, Invesco Aim Distributors for its efforts in connection with the sale and distribution of the fund's shares and for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     The following funds and share classes do not have 12b-1 plans:

-    AIM Tax-Free Intermediate Fund, Class A shares.

-    AIM Money Market Fund, Investor Class shares.

-    AIM Tax-Exempt Cash Fund, Investor Class shares.

-    Premier Portfolio, Investor Class shares.

-    Premier U.S. Government Money Portfolio, Investor Class shares.

-    Premier Tax-Exempt Portfolio, Investor Class shares.

INITIAL SALES CHARGES (CLASS A SHARES ONLY)

The funds are grouped into four categories for determining initial sales charges. The "Other Information" section of each fund's prospectus will tell you the sales charge category in which the fund is classified. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

CATEGORY I INITIAL SALES CHARGES

                                    INVESTOR'S SALES CHARGE
                                    -----------------------
                                     AS A % OF
AMOUNT INVESTED                       OFFERING    AS A % OF
IN A SINGLE TRANSACTION                PRICE     INVESTMENT
-----------------------              ---------   ----------
Less than              $   25,000      5.50%        5.82%
$ 25,000 but less than $   50,000      5.25         5.54
$ 50,000 but less than $  100,000      4.75         4.99
$100,000 but less than $  250,000      3.75         3.90
$250,000 but less than $  500,000      3.00         3.09
$500,000 but less than $1,000,000      2.00         2.04

CATEGORY II INITIAL SALES CHARGES

                                    INVESTOR'S SALES CHARGE
                                    -----------------------
                                     AS A % OF
AMOUNT INVESTED                       OFFERING    AS A % OF
IN A SINGLE TRANSACTION                PRICE     INVESTMENT
-----------------------              ---------   ----------
Less than              $   50,000      4.75%        4.99%
$ 50,000 but less than $  100,000      4.00         4.17
$100,000 but less than $  250,000      3.75         3.90
$250,000 but less than $  500,000      2.50         2.56
$500,000 but less than $1,000,000      2.00         2.04

                                  THE AIM FUNDS

CATEGORY III INITIAL SALES CHARGES

                                    INVESTOR'S SALES CHARGE
                                    -----------------------
                                     AS A % OF
AMOUNT INVESTED                       OFFERING    AS A % OF
IN A SINGLE TRANSACTION                PRICE     INVESTMENT
-----------------------              ---------   ----------
Less than              $  100,000      1.00%        1.01%
$100,000 but less than $  250,000      0.75         0.76
$250,000 but less than $1,000,000      0.50         0.50

CATEGORY IV INITIAL SALES CHARGES

                                    INVESTOR'S SALES CHARGE
                                    -----------------------
                                     AS A % OF
AMOUNT INVESTED                       OFFERING    AS A % OF
IN A SINGLE TRANSACTION                PRICE     INVESTMENT
-----------------------              ---------   ----------
Less than              $  100,000      2.50%        2.56%
$100,000 but less than $  250,000      2.00         2.04
$250,000 but less than $  500,000      1.50         1.52
$500,000 but less than $1,000,000      1.25         1.27

CLASS A SHARES SOLD WITHOUT AN INITIAL SALES CHARGE

Certain categories of investors are permitted to purchase and certain intermediaries are permitted to sell Class A shares of the funds without an initial sales charge because their transactions involve little or no expense. The investors who are entitled to purchase Class A shares without paying an initial sales charge include the following:

- Any current or retired trustee, director, officer or employee of any fund or of Invesco Ltd. or any of its subsidiaries or affiliates, or any foundation, trust or employee benefit plan maintained by any of them (this includes any immediate family members of such persons).

- Any registered representative or employee of any intermediary who has an agreement with Invesco Aim Distributors to sell shares of the funds (this includes any immediate family members of such persons).

- Any investor who purchases their shares through an approved fee-based program (this may include any type of account for which there is some alternative arrangement made between the investor and the intermediary to provide for compensation of the intermediary for services rendered in connection with the sale of the shares and maintenance of the customer relationship).

- Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which Invesco Aim Distributors acts as the prototype sponsor to another retirement plan or individual retirement account for which Invesco Aim Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a fund held through the plan or account.

- Employee benefit plans; provided, however, that they meet at least one of the following requirements:

     a.   the plan has assets of at least $1 million;

     b.   there are at least 100 employees eligible to participate in the plan;
          or

     c. all plan transactions are executed through a single omnibus account per fund; further provided that retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares without paying an initial sales charge based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.

- Any investor who maintains an account in Investor Class shares of a fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons).

-    Qualified Tuition Programs created and maintained in accordance with
     Section 529 of the Code.

-    Insurance company separate accounts.

     No investor will pay an initial sales charge in the following circumstances:

- When buying Class A shares of AIM Tax-Exempt Cash Fund and Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

-    When reinvesting dividends and distributions.

- When exchanging shares of one fund, that were previously assessed a sales charge, for shares of another fund.

- As a result of a fund's merger, consolidation, or acquisition of the assets of another fund.

     Additional information regarding eligibility to purchase shares at reduced or without sales charges is available on the Internet at www.invescoaim.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Please consult the fund's Statement of Additional Information for details.

     Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

                                  THE AIM FUNDS

RIGHTS OF ACCUMULATION

You may combine your new purchases of Class A shares of a fund with other fund shares currently owned (Class A, B, C, P or R) and investments in the AIM College Savings Plan(R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name with the same taxpayer identification number for the purpose of qualifying you for lower initial sales charge rates. There may be other accounts that are eligible to be linked, as described in the fund's Statement of Additional Information. However, if the accounts are not registered in the same name with the same taxpayer identification number, you will have to contact the transfer agent to request that those accounts be linked. The transfer agent will not be responsible for identifying all accounts that may be eligible to be linked.

LETTERS OF INTENT

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of one or more funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will be assessed the higher initial sales charge that would normally be applicable to the amount actually invested.

REINSTATEMENT FOLLOWING REDEMPTION

If you redeem shares of a fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B and P redemptions may be reinvested only into Class A shares with no initial sales charge. This reinstatement privilege does not apply to:

- A purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or

- A purchase paid for with proceeds from the redemption of shares that were held indirectly through an employee benefit plan.

     In order to take advantage of this reinstatement privilege, you must inform your financial advisor or the transfer agent that you wish to do so at the time of your investment.

CONTINGENT DEFERRED SALES CHARGES (CDSCS)

CDSCS ON CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND

You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I, II and IV funds without paying an initial sales charge. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

     If you currently own Class A shares of a Category I, II or IV fund, and make additional purchases without paying an initial sales charge that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

     If Invesco Aim Distributors pays a concession to the dealer of record in connection with a Large Purchase of Class A shares by an employee benefit plan, the Class A shares may be subject to a 1% CDSC if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

     If you acquire AIM Cash Reserve Shares of AIM Money Market Fund, Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund through an exchange involving Class A shares that were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.

CDSCS ON CLASS B SHARES AND ON CLASS C SHARES OF FUNDS OTHER THAN
AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class B and Class C shares are sold without an initial sales charge. However, they are subject to a CDSC. If you redeem your shares during the CDSC period, you will be assessed a CDSC as follows, unless you qualify for one of the CDSC exceptions outlined below:

YEAR SINCE PURCHASE MADE:   CLASS B   CLASS C
-------------------------   -------   -------
First                          5%        1%
Second                         4        None
Third                          3        None
Fourth                         3        None
Fifth                          2        None
Sixth                          1        None
Seventh and following         None      None

CDSCS ON CLASS C SHARES -- EMPLOYEE BENEFIT PLAN

Invesco Aim Distributors pays a concession to the dealer of record in connection with a purchase of Class C shares by an employee benefit plan; the Class C shares are subject to a 1.00% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

CDSCS ON CLASS C SHARES OF AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class C shares of AIM LIBOR Alpha Fund and AIM Short Term Bond Fund are not normally subject to a CDSC. However, if you acquired shares of those funds through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC. Conversely, if you acquire Class C shares of any other fund as a result of an exchange involving Class C shares of

                                  THE AIM FUNDS

AIM LIBOR Alpha Fund or AIM Short Term Bond Fund that were not subject to a CDSC, then the shares acquired as a result of the exchange will not be subject to a CDSC.

CDSCS ON CLASS R SHARES

Class R shares are not normally subject to a CDSC. However, if Invesco Aim Distributors pays a concession to the dealer of record in connection with a purchase of Class R shares by an employee benefit plan, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first and, then, shares in the order of their purchase.

CDSC EXCEPTIONS

Investors who own shares that are otherwise subject to a CDSC will not pay a CDSC in the following circumstances:

- If you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period.

-    If you redeem shares to pay account fees.

- If you are the executor, administrator or beneficiary of an estate or are otherwise entitled to assets remaining in an account following the death or post-purchase disability of a shareholder or beneficial owner and you choose to redeem those shares.

     There are other circumstances under which you may be able to redeem shares without paying CDSCs. Additional information regarding CDSC exceptions is available on the Internet at www.invescoaim.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

     Shares acquired through the reinvestment of dividends and distributions are not subject to CDSCs. The following share classes are sold with no CDSC:

-    Class A shares of any Category III Fund.

-    Class A shares of AIM Tax-Exempt Cash Fund.

- Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

-    AIM Cash Reserve Shares of AIM Money Market Fund.

-    Investor Class shares of any fund.

-    Class P shares of AIM Summit Fund.

REDEMPTION FEES

Certain funds impose a 2% redemption fee (on redemption proceeds) if you redeem or exchange shares within 31 days of purchase. Please refer to the applicable fund's prospectus to determine whether that fund imposes a redemption fee. As of the date of this prospectus, the following funds impose redemption fees:

AIM Asia Pacific Growth Fund
AIM China Fund
AIM Developing Markets Fund
AIM European Growth Fund
AIM European Small Company Fund
AIM Floating Rate Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Health Care Fund
AIM Global Real Estate Fund
AIM Global Small & Mid Cap Growth Fund
AIM Global Value Fund
AIM Gold & Precious Metals Fund
AIM High Yield Fund
AIM International Allocation Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund
AIM International Total Return Fund
AIM Japan Fund
AIM Trimark Fund

     The redemption fee will be retained by the fund from which you are redeeming or exchanging shares, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed on a first-in, first-out basis, which means that you will redeem shares in the order of their purchase.

                                  THE AIM FUNDS

     Redemption fees generally will not be charged in the following circumstances:

- Redemptions and exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to assess the redemption fees.

- Redemptions and exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, variable insurance contracts or separately managed qualified default investment alternative vehicles maintained pursuant to Section 404(c)(5) of the Employee Retirement Income Security Act of 1974, as amended (ERISA), which use the funds as underlying investments.

- Redemptions and exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans.

- Redemptions requested within 31 days following the death or post-purchase disability of an account owner.

-    Redemptions or exchanges initiated by a fund.

     The following shares are not subject to redemption fees, irrespective of whether they are redeemed in accordance with any of the exceptions set forth above:

-    Shares acquired through the reinvestment of dividends and distributions.

-    Shares acquired through systematic purchase plans.

- Shares acquired in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan to the trustee or custodian of another employee benefit plan.

     Shares held by employee benefit plans will only be subject to redemption fees if the shares were acquired by exchange and are redeemed by exchange within 31 days of purchase.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

     Your financial advisor or other intermediary may charge service fees for handling redemption transactions. Your shares also may be subject to a CDSC in addition to the redemption fee.

PURCHASING SHARES

If you hold your shares through a financial advisor or other intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution's policies.

MINIMUM INVESTMENTS

There are no minimum investments for Class P or R shares for fund accounts. The minimum investments for Class A, A3, B, C, and Investor Class shares for fund accounts are as follows:

                                                             INITIAL     ADDITIONAL
                                                           INVESTMENT   INVESTMENTS
TYPE OF ACCOUNT                                             PER FUND      PER FUND
---------------                                            ----------   -----------
Wrap-fee accounts managed by your financial advisor           None          None
Employee benefit plans, SEP, SARSEP and SIMPLE IRA plans      None          None
Any type of account if the investor is purchasing shares
   through a systematic purchase plan                        $   50         $50
IRAs, Roth IRAs and Coverdell ESAs                              250          25
All other accounts                                            1,000          50
Invesco Aim Distributors has the discretion to accept
   orders for lesser amounts.

                                  THE AIM FUNDS

HOW TO PURCHASE SHARES

                        OPENING AN ACCOUNT                                       ADDING TO AN ACCOUNT
                        ------------------                                       --------------------
Through a Financial     Contact your financial advisor.                          Contact your financial advisor.
Advisor

By Mail                 Mail completed account application and check to          Mail your check and the remittance slip
                        the transfer agent, Invesco Aim Investment               from your confirmation statement to the
                        Services, Inc., P.O. Box 4739,                           transfer agent.
                        Houston, TX 77210-4739.

By Wire                 Mail completed account application to the transfer       Call the transfer agent to receive a
                        agent. Call the transfer agent at (800) 959-4246 to      reference number. Then, use the wire
                        receive a reference number. Then, use the wire           instructions provided below.
                        instructions provided below.

Wire Instructions       Beneficiary Bank ABA/Routing #: 021000021
                        Beneficiary Account Number: 00100366807
                        Beneficiary Account Name: Invesco Aim Investment
                        Services, Inc.
                        RFB: Fund Name, Reference #
                        OBI: Your Name, Account #

By Telephone            Open your account using one of the methods               Select the Bank Account Information
                                                                                 option on described above. your completed
                                                                                 account application or complete a
                                                                                 Systematic Options and Bank Information
                                                                                 Form. Mail the application or form to the
                                                                                 transfer agent. Once the transfer agent
                                                                                 has received the form, call the transfer
                                                                                 agent at the number below to place your
                                                                                 purchase order.

Automated Investor      Open your account using one of the methods described     Call the Invesco Aim 24-hour Automated
Line                    above.                                                   Investor Line at 1-800-246-5463. You may
                                                                                 place your order after you have provided
                                                                                 the bank instructions that will be
                                                                                 requested.

By Internet             Open your account using one of the methods described     Access your account at
                        above.                                                   www.invescoaim.com. The proper bank
                                                                                 instructions must have been provided on
                                                                                 your account. You may not purchase shares
                                                                                 in retirement accounts on the internet.

     Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the fund verify and record your identifying information.

SYSTEMATIC PURCHASE PLAN

You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50 per fund. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal. Certain financial advisors and other intermediaries may also offer systematic purchase plans.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic periodic exchanges, if permitted, from one fund to another fund or multiple other funds. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another fund is $50. Certain financial advisors and other intermediaries may also offer dollar cost averaging programs. If you participate in one of these programs and it is the same or similar to Invesco Aim's Dollar Cost Averaging program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

AUTOMATIC DIVIDEND AND DISTRIBUTION INVESTMENT

Your dividends and distributions may be paid in cash or reinvested in the same fund or another fund without paying an initial sales charge. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. If you elect to receive your distributions by check, and the distribution amount is $10 or less, then the amount will be automatically reinvested in the same fund and no check will be issued. If you have elected to receive distributions by check, and the postal service is unable to deliver checks to your address of record, then your distribution election may be converted to having all subsequent distributions reinvested in the same fund and no checks will be issued. You should contact the transfer agent to change your distribution option, and your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

     You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

- Your account balance in the fund paying the dividend or distribution must be at least $5,000; and

- Your account balance in the fund receiving the dividend or distribution must be at least $500.

                                  THE AIM FUNDS

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will not occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice to participating investors. Certain financial advisors and other intermediaries may also offer portfolio rebalancing programs. If you participate in one of these programs and it is the same as or similar to Invesco Aim's program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

RETIREMENT PLANS SPONSORED BY INVESCO AIM DISTRIBUTORS

Invesco Aim Distributors acts as the prototype sponsor for certain types of retirement plan documents. These plan documents are generally available to anyone wishing to invest plan assets in the funds. These documents are provided subject to terms, conditions and fees that vary by plan type. Contact your financial advisor or other intermediary for details.

REDEEMING SHARES

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call during the hours of the customary trading session of the New York Stock Exchange
(NYSE) in order to effect the redemption at that day's net asset value. For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call before the last net asset value determination in order to effect the redemption that day.

HOW TO REDEEM SHARES

Through a Financial       Contact your financial advisor or intermediary
Advisor or Other          (including your retirement plan administrator).
Intermediary

By Mail Send a written request to the transfer agent which includes:

                          -    Original signatures of all registered
                               owners/trustees;

                          - The dollar value or number of shares that you wish to redeem;

                          -    The name of the fund(s) and your account number;
                               and

                          -    Signature guarantees, if necessary (see below).

                          The transfer agent may require that you provide additional documentation, or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA or other type of retirement account, you must complete the appropriate distribution form.

By Telephone              Call the transfer agent at 1-800-959-4246. You will be
                          allowed to redeem by telephone if:

                          - Your redemption proceeds are to be mailed to your address on record (and there has been no change in your address of record within the last 30 days) or transferred electronically to a pre-authorized checking account;

                          -    You do not hold physical share certificates;

                          -    You can provide proper identification
                               information;

                          - Your redemption proceeds do not exceed $250,000 per fund; and

                          - You have not previously declined the telephone redemption privilege.

                          You may, in limited circumstances, initiate a redemption from an Invesco Aim IRA account by telephone. Redemptions from other types of retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form.

Automated Investor Line   Call the Invesco Aim 24-hour Automated Investor Line
                          at 1-800-246-5463. You may place your redemption order
                          after you have provided the bank instructions that
                          will be requested.

By Internet               Place your redemption request at www.invescoaim.com.
                          You will be allowed to redeem by Internet if:

                          -    You do not hold physical share certificates;

                          -    You can provide proper identification
                               information;

                          - Your redemption proceeds do not exceed $250,000 per fund; and

                          -    You have already provided proper bank
                               information.

                          Redemptions from most retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form.

                                  THE AIM FUNDS

TIMING AND METHOD OF PAYMENT

We normally will send out payments within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent). If you redeem shares recently purchased by check or ACH, you may be required to wait up to ten business days before we send your redemption proceeds. This delay is necessary to ensure that the purchase has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted on the NYSE. Redemption checks are mailed to your address of record, via first class U.S. mail, unless you make other arrangements with the transfer agent.

     We use reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

EXPEDITED REDEMPTIONS (AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)

If you place your redemption order by telephone, before 11:30 a.m. Eastern Time and request an expedited redemption, we will transmit payment of redemption proceeds on that same day via federal wire to a bank of record on your account. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we will transmit payment on the next business day.

SYSTEMATIC WITHDRAWALS

You may arrange for regular periodic withdrawals from your account in amounts equal to or greater than $50 per fund. We will redeem the appropriate number of shares from your account to provide redemption proceeds in the amount requested. You must have a total account balance of at least $5,000 in order to establish a Systematic Redemption Plan, unless you are establishing a Required Minimum Distribution for a retirement plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

CHECK WRITING

The transfer agent provides check writing privileges for accounts in the following funds and share classes:

-    AIM Money Market Fund, AIM Cash Reserve Shares and Investor Class shares

-    AIM Tax-Exempt Cash Fund, Class A shares and Investor Class shares

-    Premier Portfolio, Investor Class shares

-    Premier Tax-Exempt Portfolio, Investor Class shares

-    Premier U.S. Government Money Portfolio, Investor Class shares

     You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts. Checks are not eligible to be converted to ACH by the payee. You may not give authorization to a payee by phone to debit your account by ACH for a debt owed to the payee.

SIGNATURE GUARANTEES

We require a signature guarantee in the following circumstances:

-    When your redemption proceeds will equal or exceed $250,000 per fund.

- When you request that redemption proceeds be paid to someone other than the registered owner of the account.

- When you request that redemption proceeds be sent somewhere other than the address of record or bank of record on the account.

- When you request that redemption proceeds be sent to a new address or an address that changed in the last 30 days.

     The transfer agent will accept a guarantee of your signature by a number of different types of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS INITIATED BY THE FUNDS

If your account (Class A, A3, B, C, P and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a Systematic Purchase Plan.

     If the fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which

                                  THE AIM FUNDS

is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Accordingly, the procedures and processes applicable to redemptions of fund shares, as discussed under the heading "Redeeming Shares" above, will apply. Before requesting an exchange, review the prospectus of the fund you wish to acquire.

     All exchanges are subject to the limitations set forth in the prospectuses of the funds. If you wish to exchange shares of one fund for those of another fund, you must consult the prospectus of the fund whose shares you wish to acquire to determine whether the fund is offering shares to new investors and whether you are eligible to acquire shares of that fund.

PERMITTED EXCHANGES

Except as otherwise provided below under "Exchanges Not Permitted", you generally may exchange your shares for shares of the same class of another fund. The following below shows permitted exchanges:

EXCHANGE FROM             EXCHANGE TO
-------------             -----------
AIM Cash Reserve Shares   Class A, A3, B, C, R, Investor Class
Class A                   Class A, A3, Investor Class, AIM Cash Reserve Shares
Class A3                  Class A, A3, Investor Class, AIM Cash Reserve Shares
Investor Class            Class A, A3, Investor Class
Class P                   Class A, A3, AIM Cash Reserve Shares
Class B                   Class B
Class C                   Class C
Class R                   Class R

EXCHANGES NOT PERMITTED

The following exchanges are not permitted:

- Investor Class shares cannot be exchanged for Class A shares of any fund which offers Investor Class shares.

- Exchanges into Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund (also known as the Category III funds) are not permitted.

- Class A Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund cannot be exchanged for Class A3 Shares of those funds.

- AIM Cash Reserve Shares cannot be exchanged for Class B, C or R shares if the shares being exchanged were acquired by exchange from Class A shares of any fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

     Under unusual market conditions, a fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time.

LIMIT ON THE NUMBER OF EXCHANGES

You will generally be limited to four exchanges out of a fund per calendar year (other than the money market funds); provided, however, that the following transactions will not count toward the exchange limitation:

- Exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to apply the exchange limitation.

- Exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments.

- Generally, exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs.

- Exchanges initiated by a fund or by the trustee, administrator or other fiduciary of an employee benefit plan (not in response to distribution or exchange instructions received from a plan participant).

     Each fund reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if the fund, or its designated agent, believes that granting such exceptions would be consistent with the best interests of shareholders.

     There is no limit on the number of exchanges out of AIM Limited Maturity Treasury Fund, AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

     If you exchange shares of one fund for shares of multiple other funds as part of a single transaction, that transaction is counted as one exchange out of a fund.

INITIAL SALES CHARGES AND CDSCS APPLICABLE TO EXCHANGES

You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date

                                  THE AIM FUNDS

you made your initial purchase.

RIGHTS RESERVED BY THE FUNDS

Each fund and its agents reserve the right at any time to:

-    Reject or cancel all or any part of any purchase or exchange order.

- Modify any terms or conditions related to the purchase, redemption or exchange of shares of any fund.

- Reject or cancel any request to establish a Systematic Purchase Plan, Systematic Redemption Plan or Portfolio Rebalancing Program.

- Suspend, change or withdraw all or any part of the offering made by this prospectus.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Boards of Trustees of the funds (collectively, the Board). The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

     Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Invesco Aim determines that the closing price of the security is unreliable, Invesco Aim will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

     Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

     Invesco Aim may use indications of fair value from pricing services approved by the Board. In other circumstances, the Invesco Aim Valuation Committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, Invesco Aim routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

     Specific types of securities are valued as follows:

     Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

     Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, Invesco Aim will value the security at fair value in good faith using procedures approved by the Board.

     Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that Invesco Aim determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Invesco Aim also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco Aim believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco Aim will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

     Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

     Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined

                                  THE AIM FUNDS

without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the Invesco Aim valuation committee will fair value the security using procedures approved by the Board.

     Short-term Securities. The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

     Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

     Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

     Open-end Funds. To the extent a fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

     Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Federal Reserve Bank of New York and the Bank of New York, the fund's custodian, are not open for business or the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if SIFMA recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

     From time to time and in circumstances deemed appropriate by Invesco Aim in its sole discretion, each of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio may remain open for business, during customary business day hours, on a day that the NYSE is closed for business. In such event, on such day you will be permitted to purchase or redeem shares of such funds and net asset values will be calculated for such funds.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

     For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

     For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

     The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year.

                                  THE AIM FUNDS

     Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. Exchanges of shares for shares of another fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax. A fund that is expected to have higher turnover than that of other funds is more likely to generate short-term gain or loss. If a fund does recognize short-term capital gain, it will distribute those gains as ordinary income dividends, which will be subject to tax at a shareholder's tax rate for ordinary income.

     Investors in tax-exempt funds should read the information under the heading "Other Information--Special Tax Information Regarding the Fund" in the applicable fund's prospectus.

     The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

PAYMENTS TO FINANCIAL ADVISORS

The financial advisor or intermediary through which you purchase your shares may receive all or a portion of the sales charges and distribution fees discussed above. In addition to those payments, Invesco Aim Distributors or one or more of its corporate affiliates (collectively, Invesco Aim Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash payments and other payments for certain marketing and support services. Invesco Aim Affiliates make these payments from their own resources, from Invesco Aim Distributors' retention of initial sales charges and from payments to Invesco Aim Distributors made by the funds under their 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with Invesco Aim Affiliates.

     Invesco Aim Affiliates make payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits Invesco Aim Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). Invesco Aim Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The payments Invesco Aim Affiliates make may be calculated based on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Payments may also be calculated based on the average daily net assets of the applicable funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. Invesco Aim Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

     Invesco Aim Affiliates are motivated to make these payments as they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, Invesco Aim Affiliates benefit from the incremental management and other fees paid to Invesco Aim Affiliates by the funds with respect to those assets.

     Invesco Aim Affiliates also may make payments to certain financial advisors for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by Invesco Aim Affiliates under this category of services are charged back to the funds, subject to certain limitations approved by the Board.

     You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from Invesco Aim Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY (MARKET TIMING) DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Board has adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

                                  THE AIM FUNDS

     The Invesco Aim Affiliates currently use the following tools designed to discourage excessive short-term trading in the retail funds:

-    Trade activity monitoring.

-    Trading guidelines.

-    Redemption fees on trades in certain funds.

- The use of fair value pricing consistent with procedures approved by the Board.

     Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     Money Market Funds. The Board of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that a money market fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the money market fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles; investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seek to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

     AIM Limited Maturity Treasury Fund. The Board of AIM Limited Maturity Treasury Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of such fund's shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions and determined that those risks were minimal. Nonetheless, to the extent that AIM Limited Maturity Treasury Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, AIM Limited Maturity Treasury Fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the fund for the following reasons:

- Many investors use AIM Limited Maturity Treasury Fund as a short-term investment alternative and should be able to purchase and redeem shares regularly and frequently.

- One of the advantages of AIM Limited Maturity Treasury Fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of AIM Limited Maturity Treasury Fund will be detrimental to the continuing operations of such fund.

TRADE ACTIVITY MONITORING

Invesco Aim Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Invesco Aim Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than

                                  THE AIM FUNDS

exchanges into a money market fund. Invesco Aim Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

     The ability of Invesco Aim Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

TRADING GUIDELINES

If you exceed four exchanges out of a fund per calendar year (other than the money market funds and AIM Limited Maturity Treasury Fund), or a fund or an Invesco Aim Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders.

     The ability of Invesco Aim Affiliates to monitor exchanges made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEES

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 31 days of purchase. The ability of a fund to assess a redemption fee on redemptions effectuated through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at http://www.invescoaim.com.

If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at Invesco Aim Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or

BY TELEPHONE:       (800) 959-4246
ON THE INTERNET:    You can send us a request by e-mail or download
                    prospectuses, SAIs, annual or semiannual reports via our
                    website: http://www.invescoaim.com

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

-------------------------------------------------
   AIM Moderately Conservative Allocation Fund
   SEC 1940 Act file number: 811-02699
-------------------------------------------------

invescoaim.com     MCAL-PRO-1

                                                 [INVESCO AIM LOGO APPEARS HERE]
                                                         --Service Mark--

                                                       AIM SMALL CAP GROWTH FUND

                                                                     PROSPECTUS
                                                                    May 1, 2008

AIM Small Cap Growth Fund's investment objective is to provide long-term growth of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, B, C, R and Investor Class shares of the fund. Please read it before investing and keep it for future reference.

Investor Class shares offered by this prospectus are offered only to grandfathered investors. Please see the section of the prospectus entitled "General Information--Share Class Eligibility--Investor Class Shares."

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

As of the close of business on March 18, 2002, the fund limited public sales of its shares to certain investors.

                           --------------------------
                           AIM SMALL CAP GROWTH FUND
                           --------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


RISK/RETURN SUMMARY                                  1
------------------------------------------------------
PERFORMANCE INFORMATION                              1
------------------------------------------------------
Annual Total Returns                                 1
Performance Table                                    2
FEE TABLE AND EXPENSE EXAMPLE                        3
------------------------------------------------------
Fee Table                                            3
Expense Example                                      3
HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                        4
------------------------------------------------------
INVESTMENT OBJECTIVE, STRATEGIES AND RISKS           5
------------------------------------------------------
Objective and Strategies                             5
Risks                                                6
DISCLOSURE OF PORTFOLIO HOLDINGS                     7
------------------------------------------------------
FUND MANAGEMENT                                      7
------------------------------------------------------
The Advisors                                         7
Advisor Compensation                                 8
Portfolio Managers                                   8
OTHER INFORMATION                                    8
------------------------------------------------------
Sales Charges                                        8
Dividends and Distributions                          8
Limited Fund Offering                                9
FINANCIAL HIGHLIGHTS                                10
------------------------------------------------------
GENERAL INFORMATION                                A-1
------------------------------------------------------
Choosing a Share Class                             A-1
Share Class Eligibility                            A-1
Distribution and Service (12b-1) Fees              A-2
Initial Sales Charges (Class A Shares
  Only)                                            A-2
Contingent Deferred Sales Charges (CDSCs)          A-4
Redemption Fees                                    A-5
Purchasing Shares                                  A-6
Redeeming Shares                                   A-8
Exchanging Shares                                  A-9
Rights Reserved by the Funds                      A-11
Pricing of Shares                                 A-11
Taxes                                             A-12
Payments to Financial Advisors                    A-13
Excessive Short-Term Trading Activity
  (Market Timing) Disclosures                     A-13
OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------



The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc. and AIM Funds Management Inc.

    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                           --------------------------
                           AIM SMALL CAP GROWTH FUND
                           --------------------------

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital.
    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in securities of small-capitalization companies. In selecting securities for the fund's portfolio, the portfolio managers seek to identify those companies that have strong earnings growth or demonstrate other potential for growth of capital.
    The fund may invest up to 25% of its total assets in foreign securities. The fund may also invest up to 20% of its assets in equity securities of issuers that have market capitalizations, at the time of purchase, in other market capitalization ranges, and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments.
    Among the principal risks of investing in the fund, which could adversely affect its net asset value, yield and total return are:


Market Risk              Market Capitalization Risk   Credit Risk                       Leverage Risk
Growth Investing Risk    Convertible Securities Risk  U.S. Government Obligations Risk  Management Risk
Equity Securities Risk   Interest Rate Risk           Derivatives Risk
Foreign Securities Risk


    Please see "Investment Objective, Strategies and Risks" for a description of these risks.
    There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will rise and fall with the prices of the securities in which the fund invests.
    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS(1)
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1998...................................................................   23.15%
1999...................................................................   90.64%
2000...................................................................   -0.74%
2001...................................................................  -13.79%
2002...................................................................  -28.01%
2003...................................................................   39.12%
2004...................................................................    6.81%
2005...................................................................    8.32%
2006...................................................................   14.30%
2007...................................................................   11.38%


(1) The fund's return during certain periods was positively impacted by its investments in initial public offerings (IPOs). There can be no assurance that the fund will have favorable IPO investment opportunities in the future. For additional information regarding the fund's performance, please see the "Financial Highlights" section of this prospectus.


    The Class A shares' year-to-date total return as of March 31, 2008 was -12.96%.


    During the periods shown in the bar chart, the highest quarterly return was 38.10% (quarter ended December 31, 1999) and the lowest quarterly return was -24.41% (quarter ended September 30, 2001).

                           --------------------------
                           AIM SMALL CAP GROWTH FUND
                           --------------------------

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payments of fees, expenses or taxes.The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.


AVERAGE ANNUAL TOTAL RETURNS(1)
-----------------------------------------------------------------------------------------
(for the periods ended                                            SINCE         INCEPTION
December 31, 2007)              1 YEAR     5 YEARS    10 YEARS   INCEPTION(2)     DATE
-----------------------------------------------------------------------------------------
Class A                                                                         10/18/95
  Return Before Taxes             5.26%     14.12%     10.85%          --
  Return After Taxes on
     Distributions                3.53      13.25      10.01           --
  Return After Taxes on
     Distributions and Sale of
     Fund Shares                  5.69      12.34       9.39           --
Class B                                                                         10/18/95
  Return Before Taxes             5.70      14.33      10.82           --
Class C                                                                         05/03/99
  Return Before Taxes             9.55      14.56         --         8.12%
Class R(3)                                                                      10/18/95(3)
  Return Before Taxes            11.07      15.14      11.24           --
Investor Class(4)                                                               10/18/95(4)
  Return Before Taxes            11.39      15.42      11.47           --
-----------------------------------------------------------------------------------------
S&P 500--Registered
  Trademark-- Index(5)            5.49      12.82       5.91           --
Russell 2000--Registered
  Trademark-- Growth
  Index(5,6)                      7.05      16.50       4.32           --
Lipper Small-Cap Growth Funds
  Index(5,7)                      9.68      15.44       6.79           --
-----------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for Class B, C, R and Investor Class shares will vary.

(1) The fund's return during certain periods was positively impacted by its investments in IPOs. There can be no assurance that the fund will have favorable IPO investment opportunities in the future. For additional information regarding the fund's performance, please see the "Financial Highlights" section of this prospectus.
(2) Since Inception performance is only provided for a class with less than ten calendar years of performance.

(3) The returns shown for the one year and five year periods are the historical performance of the fund's Class R shares. The returns shown for other periods are the blended returns of the historical performance of the fund's Class R shares since their inception and the restated historical performance of the fund's Class A shares (for periods prior to inception of the Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class R shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Class R shares is June 3, 2002.


(4) The return shown for the one year period is the historical performance of the fund's Investor Class shares since their inception. The returns shown for other periods are the blended returns of the historical performance of the fund's Class A shares (for periods prior to the inception of the Investor Class shares) at net asset value. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Investor Class shares is April 7, 2006.

(5) The Standard & Poor's 500 Index is a market capitalization-weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry. The fund has also included the Russell 2000 Growth Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Small-Cap Growth Funds Index (which may or may not include the fund) is included for comparison to a peer group.
(6) The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000--Registered Trademark--Growth Index is a trademark/service mark of the Frank Russell Company. Russell--Registered Trademark-- is a trademark of the Frank Russell Company.
(7) The Lipper Small-Cap Growth Funds Index is an equally weighted representation of the largest funds in the Lipper Small-Cap Growth Funds category. These funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. [The S&P SmallCap 600 Index consists of 600 small cap domestic stocks chosen for market size, liquidity, (bid-asked spread, ownership, share turnover and number of no trade days) and industry group representation. It is a market-value weighted index, with each stock's weight in the Index proportionate to its market value.]

                           --------------------------
                           AIM SMALL CAP GROWTH FUND
                           --------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
------------------------------------------------------------------------------------------------
(fees paid directly from your
investment)                           CLASS A    CLASS B    CLASS C    CLASS R    INVESTOR CLASS
------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Purchases
(as a percentage of offering price)    5.50%      None       None       None           None

Maximum Deferred Sales Charge (Load)
(as a percentage of original
purchase price or redemption
proceeds, whichever is less)           None(1)    5.00%      1.00%      None(1)        None
------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES(2)
------------------------------------------------------------------------------------------------
(expenses that are deducted from
fund assets)                          CLASS A    CLASS B    CLASS C    CLASS R    INVESTOR CLASS
------------------------------------------------------------------------------------------------
Management Fees                        0.69%      0.69%      0.69%      0.69%          0.69%


Distribution and/or Service (12b-1)
Fees                                   0.25       1.00       1.00       0.50           0.25


Other Expenses                         0.29       0.29       0.29       0.29           0.29


Acquired Fund Fees and Expenses        0.00       0.00       0.00       0.00           0.00


Total Annual Fund Operating Expenses   1.23       1.98       1.98       1.48           1.23

------------------------------------------------------------------------------------------------


(1) A contingent deferred sales charge may apply in some cases. See "General Information--Contingent Deferred Sales Charges (CDSCs)".

(2) There is no guarantee that actual expenses will be the same as those shown in the table.

    If a financial institution is managing your account, you may also be charged a transaction or other fee by such financial institution.
    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.
    The expense example assumes you:


  (i)   invest $10,000 in the fund for the time periods indicated;



  (ii)  redeem all of your shares at the end of the periods indicated;



  (iii) earn a 5% return on your investment before operating expenses each year;



  (iv) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements); and



  (v)   incur applicable initial sales charges (see "General
        Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge).

    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $668     $919     $1,188     $1,957
Class B                                      701      921      1,268      2,113(1)
Class C                                      301      621      1,068      2,306
Class R                                      151      468        808      1,768
Investor Class                               125      390        676      1,489
--------------------------------------------------------------------------------

                           --------------------------
                           AIM SMALL CAP GROWTH FUND
                           --------------------------

    You would pay the following expenses if you did not redeem your shares:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $668     $919     $1,188     $1,957
Class B                                      201      621      1,068      2,113(1)
Class C                                      201      621      1,068      2,306
Class R                                      151      468        808      1,768
Investor Class                               125      390        676      1,489
--------------------------------------------------------------------------------


(1) Assumes conversion of Class B shares to Class A shares, which occurs on or about the end of the month which is at least 8 years after the date on which shares were purchased, lowering your annual fund operating expenses from that time on.

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between Invesco Aim Advisors, Inc. and certain of its affiliates and the New York Attorney General requires Invesco Aim Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:

  - You invest $10,000 in the fund and hold it for the entire 10-year period;

  - Your investment has a 5% return before expenses each year;

  - Hypotheticals both with and without any applicable initial sales charge applied (see "General Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge); and

  - There is no sales charge on reinvested dividends.
    There is no assurance that the annual expense ratio will be the expense ratio for the fund classes for any of the years shown. To the extent that Invesco Aim Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

CLASS A (INCLUDES MAXIMUM
SALES CHARGE)                   YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.23%        1.23%        1.23%        1.23%        1.23%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                        (1.94%)       1.76%        5.60%        9.58%       13.71%
End of Year Balance            $9,806.27   $10,175.96   $10,559.59   $10,957.69   $11,370.80
Estimated Annual Expenses      $  668.43   $   122.89   $   127.52   $   132.33   $   137.32
--------------------------------------------------------------------------------------------

CLASS A (INCLUDES MAXIMUM
SALES CHARGE)                    YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)             1.23%        1.23%        1.23%        1.23%        1.23%
Cumulative Return Before
  Expenses                         34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                         17.99%       22.44%       27.06%       31.85%       36.82%
End of Year Balance            $11,799.48   $12,244.32   $12,705.93   $13,184.94   $13,682.01
Estimated Annual Expenses      $   142.50   $   147.87   $   153.44   $   159.23   $   165.23
--------------------------------------------------------------------------------------------


CLASS A (WITHOUT MAXIMUM
SALES CHARGE)                   YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.23%        1.23%        1.23%        1.23%        1.23%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         3.77%        7.68%       11.74%       15.95%       20.33%
End of Year Balance           $10,377.00   $10,768.21   $11,174.17   $11,595.44   $12,032.59
Estimated Annual Expenses     $   125.32   $   130.04   $   134.95   $   140.03   $   145.31
--------------------------------------------------------------------------------------------

CLASS A (WITHOUT MAXIMUM
SALES CHARGE)                   YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.23%        1.23%        1.23%        1.23%        1.23%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        24.86%       29.57%       34.45%       39.52%       44.78%
End of Year Balance           $12,486.22   $12,956.95   $13,445.42   $13,952.32   $14,478.32
Estimated Annual Expenses     $   150.79   $   156.48   $   162.37   $   168.50   $   174.85
--------------------------------------------------------------------------------------------


CLASS B(2)                      YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.98%        1.98%        1.98%        1.98%        1.98%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         3.02%        6.13%        9.34%       12.64%       16.04%
End of Year Balance           $10,302.00   $10,613.12   $10,933.64   $11,263.83   $11,604.00
Estimated Annual Expenses     $   200.99   $   207.06   $   213.31   $   219.75   $   226.39
--------------------------------------------------------------------------------------------

CLASS B(2)                      YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.98%        1.98%        1.98%        1.23%        1.23%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        19.54%       23.15%       26.87%       31.66%       36.62%
End of Year Balance           $11,954.44   $12,315.47   $12,687.39   $13,165.71   $13,662.05
Estimated Annual Expenses     $   233.23   $   240.27   $   247.53   $   159.00   $   164.99
--------------------------------------------------------------------------------------------


CLASS C(2)                      YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.98%        1.98%        1.98%        1.98%        1.98%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         3.02%        6.13%        9.34%       12.64%       16.04%
End of Year Balance           $10,302.00   $10,613.12   $10,933.64   $11,263.83   $11,604.00
Estimated Annual Expenses     $   200.99   $   207.06   $   213.31   $   219.75   $   226.39
--------------------------------------------------------------------------------------------

CLASS C(2)                      YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.98%        1.98%        1.98%        1.98%        1.98%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        19.54%       23.15%       26.87%       30.71%       34.65%
End of Year Balance           $11,954.44   $12,315.47   $12,687.39   $13,070.55   $13,465.28
Estimated Annual Expenses     $   233.23   $   240.27   $   247.53   $   255.00   $   262.70
--------------------------------------------------------------------------------------------

                           --------------------------
                           AIM SMALL CAP GROWTH FUND
                           --------------------------

CLASS R                         YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.48%        1.48%        1.48%        1.48%        1.48%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         3.52%        7.16%       10.94%       14.84%       18.88%
End of Year Balance           $10,352.00   $10,716.39   $11,093.61   $11,484.10   $11,888.34
Estimated Annual Expenses     $   150.60   $   155.91   $   161.39   $   167.08   $   172.96
--------------------------------------------------------------------------------------------

CLASS R                         YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.48%        1.48%        1.48%        1.48%        1.48%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        23.07%       27.40%       31.88%       36.53%       41.33%
End of Year Balance           $12,306.81   $12,740.01   $13,188.46   $13,652.69   $14,133.27
Estimated Annual Expenses     $   179.04   $   185.35   $   191.87   $   198.62   $   205.62
--------------------------------------------------------------------------------------------


INVESTOR CLASS                  YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.23%        1.23%        1.23%        1.23%        1.23%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         3.77%        7.68%       11.74%       15.95%       20.33%
End of Year Balance           $10,377.00   $10,768.21   $11,174.17   $11,595.44   $12,032.59
Estimated Annual Expenses     $   125.32   $   130.04   $   134.95   $   140.03   $   145.31
--------------------------------------------------------------------------------------------

INVESTOR CLASS                  YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.23%        1.23%        1.23%        1.23%        1.23%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        24.86%       29.57%       34.45%       39.52%       44.78%
End of Year Balance           $12,486.22   $12,956.95   $13,445.42   $13,952.32   $14,478.32
Estimated Annual Expenses     $   150.79   $   156.48   $   162.37   $   168.50   $   174.85
--------------------------------------------------------------------------------------------


(1) Your actual expenses may be higher or lower than those shown.

(2) The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through six for Class B and year one for Class C has not been deducted.

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

OBJECTIVE AND STRATEGIES

The fund's investment objective is long-term growth of capital. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.
    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in securities of small-capitalization companies. In complying with this 80% investment requirement, the fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic and derivative instruments. Synthetic and derivative instruments are investments that have economic characteristics similar to the fund's direct investments. Synthetic and derivative instruments in which the fund may invest may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. Synthetic and derivative instruments may have the effect of leveraging the fund's portfolio.
    The fund considers a company to be a small-capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000--Registered Trademark-- Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 2000--Registered Trademark-- Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 2,000 smallest companies in the Russell 3000--Registered Trademark-- Index. The Russell 3000--Registered Trademark-- Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization.
    In selecting investments, the portfolio managers utilize a disciplined portfolio construction process that aligns the fund with the Russell 2000--Registered Trademark-- Growth Index which the portfolio managers believe represents the small cap growth asset class. The security selection process is based on a three-step process that includes fundamental, valuation and timeliness analysis.

- Fundamental analysis involves building a series of financial models, as well as conducting in-depth interviews with company management. The goal is to find high quality, fundamentally sound companies operating in an attractive industry.

- Valuation analysis focuses on identifying attractively valued securities given their growth potential over a one- to two-year horizon.

- Timeliness analysis is used to help identify the "timeliness" of a purchase. In this step, relative price strength, trading volume characteristics, and trend analysis are reviewed for signs of deterioration. If a stock shows signs of deterioration, it will not be considered as a candidate for the portfolio.
    The portfolio managers consider selling a security if a change in industry or company fundamentals indicates a problem, the price target set at purchase is exceeded or a change in technical outlook indicates poor relative strength.
    The fund may also invest up to 20% of its assets in equity securities of issuers that have market capitalizations, at the time of purchase, in other market capitalization ranges, and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments. The fund may also invest up to 25% of its total assets in foreign securities.
    The fund's investments in the types of securities described in this prospectus vary from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.
    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests; or if there are inadequate investment opportunities due to adverse market, economic, political

                           --------------------------
                           AIM SMALL CAP GROWTH FUND
                           --------------------------


or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of the fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.


RISKS

The principal risks of investing in the fund are:
    Market Risk--The prices of and the income generated by securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations. Certain securities selected for the fund's portfolio may decline in value more than the overall stock market. In general, the securities of small companies are more volatile than those of mid-size companies or large companies.
    Growth Investing Risk--Growth stocks can perform differently from the market as a whole and other types of stocks and tend to be more expensive relative to their earnings or assets compared with other types of stocks. As a result, growth stocks tend to be more sensitive to changes in their earnings and can be more volatile than other types of stocks.
    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. These factors will probably affect the equity securities of smaller companies more than the equity securities of larger, more-established companies. Also, because equity securities of smaller companies may not be traded as often as equity securities of larger, more-established companies, it may be difficult or impossible for the underlying fund to sell securities at a desirable price.

    Foreign Securities Risk--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

    Market Capitalization Risk--Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. Small and mid-sized companies tend to be more vulnerable to adverse developments and more volatile than larger companies. Investments in small and mid-sized companies may involve special risks, including those associated with dependence on a small management group, little or no operating history, little or no track record of success, and limited product lines, markets and financial resources. Also, there may be less publicly available information about the issuers of the securities or less market interest in such securities than in the case of larger companies, each of which can cause significant price volatility. The securities of small and mid-sized may be illiquid, restricted as to resale, or may trade less frequently and in smaller volume than more widely held securities, which may make it difficult for a fund to establish or close out a position in these securities at prevailing market prices.
    Convertible Securities Risk--The values of convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and a price that is unfavorable to the fund.
    Interest Rate Risk--Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular bond, the greater is its price sensitivity to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.
    Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its price, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality can result in bankruptcy for the issuer and permanent loss of investment.
    U.S. Government Obligations Risk--The fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer's obligations, such as those of the former Student Loan Marketing Association; or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the underlying fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.

                           --------------------------
                           AIM SMALL CAP GROWTH FUND
                           --------------------------

    Derivatives Risk--The value of "derivatives"--so-called because their value "derives" from the value of an underlying asset (including an underlying security), reference rate or index--may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. Derivatives may be used to create synthetic exposure to an underlying asset or to hedge a portfolio risk. If the fund uses derivatives to "hedge" a portfolio risk, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the fund's portfolio. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the fund.

    Leverage Risk--The use of derivatives may give rise to a form of leverage. Leverage may cause the fund's portfolio to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities held by the fund.


    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.


DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for the fund is available at http://www.invescoaim.com. To reach this information, access the fund's overview page on the website. Links to the following fund information are located in the upper right side of this website page:

---------------------------------------------------------------------------------------------------------------------------------
                                                    APPROXIMATE DATE OF                          INFORMATION REMAINS
INFORMATION                                           WEBSITE POSTING                             POSTED ON WEBSITE
---------------------------------------------------------------------------------------------------------------------------------
 Top ten holdings as of month-end        15 days after month-end                      Until posting of the following month's top
                                                                                      ten holdings
---------------------------------------------------------------------------------------------------------------------------------
 Complete portfolio holdings as of       30 days after calendar quarter-end           For one year
 calendar quarter-end
---------------------------------------------------------------------------------------------------------------------------------

    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information, which is available at http://www.invescoaim.com.

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS

Invesco Aim Advisors, Inc. (the advisor or Invesco Aim) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the fund and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the fund:

    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at Bleichstrasse 60-62, Frankfurt, Germany 60313, which has acted as an investment advisor since 1998.
    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.
    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.
    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.
    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at One Midtown Plaza, 1360 Peachtree Street, N.E., Suite 100, Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.
    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.
    Invesco Institutional (N.A.), Inc. (Invesco Institutional), located at One Midtown Plaza, 1360 Peachtree Street, N.E., Suite 100, Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.
    Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.

    AIM Funds Management Inc. (AFMI), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1994. AFMI anticipates changing its name to Invesco Trimark Investment Management Inc. on or prior to December 31, 2008.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco

                           --------------------------
                           AIM SMALL CAP GROWTH FUND
                           --------------------------

Aim Distributors) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.
    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.
    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION


During the fiscal year ended December 31, 2007, the advisor received compensation of 0.69% of average daily net assets.


    Invesco Aim, not the fund, pays sub-advisory fees, if any.


    A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement of the fund is available in the fund's most recent report to shareholders for the six-month period ended June 30.


PORTFOLIO MANAGERS

The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:


- Juliet S. Ellis (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with Invesco Aim and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management. As the lead manager, Ms. Ellis generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Ms. Ellis may perform these functions, and the nature of these functions, may change from time to time.



- Juan R. Hartsfield, Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with Invesco Aim and/or its affiliates since 2004. From 2000 to 2004, he was a co-portfolio manager with JPMorgan Fleming Asset Management.



- Clay Manley, Portfolio Manager, who has been responsible for the fund since 2008 and has been associated with Invesco Aim and/or its affiliates since 2001.


    More information on the portfolio managers may be found on the advisor's website http://www.invescoaim.com. The website is not part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Small Cap Growth Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "General Information--Initial Sales Charges (Class A Shares Only)" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to a contingent deferred sales charge. Purchases of Class B and Class C shares are subject to a contingent deferred sales charge. Certain purchases of Class R shares may be subject to a contingent deferred sales charge. For more information on contingent deferred sales charges, see "General Information--Contingent Deferred Sales Charges (CDSCs)" section of this prospectus.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS


The fund generally distributes long-term and short-term capital gains, if any, annually, but may declare and pay capital gains distributions more than once per year as permitted by law.

                           --------------------------
                           AIM SMALL CAP GROWTH FUND
                           --------------------------

LIMITED FUND OFFERING

Due to the sometimes limited availability of common stocks of smaller capitalization companies that meet the portfolio managers' investment process for the fund, the fund limited public sales of its shares to new investors, effective as of the close of business on March 18, 2002. Investors should note that the fund reserves the right to refuse any order that might disrupt the efficient management of the fund.
    All investors who are invested in the fund as of the date on which the fund closed to new investors and remain invested in the fund may continue to make additional investments in their existing accounts and may open new accounts in their name. Additionally, the following types of investors may be allowed to open new accounts in the fund, subject to the approval of Invesco Aim Distributors and the advisor:

- Retirement plans maintained pursuant to Section 401 of the Internal Revenue Code ("the Code");

- Retirement plans maintained pursuant to Section 403 of the Code, to the extent they are maintained by organizations established under Section 501(c)(3) of the Code;

- Non qualified deferred compensation plans maintained pursuant to Section 409A of the Code;

- Retirement plans maintained pursuant to Section 457 of the Code; and

- Qualified Tuition Programs maintained pursuant to Sec tion 529 of the Code.

    Future investments in the fund may also be made by or through brokerage firm wrap programs, subject to the approval of Invesco Aim Distributors and the advisor. Such plans and programs that are considering the fund as an investment option should contact Invesco Aim Distributors.
    At the advisor's discretion, proprietary asset allocation funds may open new accounts in the fund. In addition, the fund's current portfolio managers and portfolio management team may also make investments in the fund.
    The fund may resume sales of shares to other new investors on a future date if the advisor determines it is appropriate and the Board of Trustees approves.

                           --------------------------
                           AIM SMALL CAP GROWTH FUND
                           --------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.
    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.


    For a discussion of how investments in IPOs affected the fund's performance, see the "Performance Information" section of this prospectus.



                                                                                          CLASS A
                                                           ---------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                           ---------------------------------------------------------------------
                                                              2007             2006          2005          2004          2003
                                                           ----------       ----------    ----------    ----------    ----------
Net asset value, beginning of period                       $    29.23       $    27.51    $    27.46    $    25.71    $    18.47
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.25)(a)        (0.25)(a)      (0.31)       (0.32)        (0.21)(a)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         3.54             4.21          2.61          2.07          7.45
================================================================================================================================
    Total from investment operations                             3.29             3.96          2.30          1.75          7.24
================================================================================================================================
Less distributions from net realized gains                      (3.52)           (2.24)        (2.25)           --            --
================================================================================================================================
Net asset value, end of period                             $    29.00       $    29.23    $    27.51    $    27.46    $    25.71
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                                                 11.38%           14.30%         8.32%         6.81%        39.20%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $1,056,349       $1,071,753    $1,099,696    $1,491,940    $1,602,724
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.23%(c)         1.25%         1.45%         1.40%         1.27%
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.23%(c)         1.25%         1.50%         1.51%         1.37%
================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                        (0.78)%(c)       (0.84)%       (0.95)%       (1.12)%       (0.98)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                            29%              49%           41%           69%           32%
________________________________________________________________________________________________________________________________
================================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.


(c) Ratios are based on average daily net assets of $1,112,267,497.

                           --------------------------
                           AIM SMALL CAP GROWTH FUND
                           --------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                          CLASS B
                                                              ----------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------------
                                                               2007           2006           2005        2004           2003
                                                              -------       --------       --------    --------       --------
Net asset value, beginning of period                          $ 26.47       $  25.29       $  25.61    $  24.15       $  17.49
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.44)(a)      (0.43)(a)      (0.47)      (0.52)         (0.35)(a)
------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         3.20           3.85           2.40        1.98           7.01
==============================================================================================================================
    Total from investment operations                             2.76           3.42           1.93        1.46           6.66
==============================================================================================================================
Less distributions from net realized gains                      (3.52)         (2.24)         (2.25)         --             --
==============================================================================================================================
Net asset value, end of period                                $ 25.71       $  26.47       $  25.29    $  25.61       $  24.15
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(b)                                                 10.55%         13.42%          7.47%       6.05%         38.08%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $60,227       $101,394       $117,307    $149,400       $182,700
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets                          1.98%(c)       2.00%          2.20%       2.15%(d)       2.02%
==============================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.53)%(c)     (1.59)%        (1.70)%     (1.87)%        (1.73)%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate                                            29%            49%            41%         69%            32%
______________________________________________________________________________________________________________________________
==============================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.


(c) Ratios are based on average daily net assets of $86,533,474.


(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.16% for the year ended December 31, 2004.



                                                                                          CLASS C
                                                              ---------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------------
                                                               2007          2006          2005          2004          2003
                                                              -------       -------       -------       -------       -------
Net asset value, beginning of period                          $ 26.46       $ 25.27       $ 25.60       $ 24.14       $ 17.48
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.44)(a)     (0.43)(a)     (0.47)        (0.52)        (0.35)(a)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         3.19          3.86          2.39          1.98          7.01
=============================================================================================================================
    Total from investment operations                             2.75          3.43          1.92          1.46          6.66
=============================================================================================================================
Less distributions from net realized gains                      (3.52)        (2.24)        (2.25)           --            --
=============================================================================================================================
Net asset value, end of period                                $ 25.69       $ 26.46       $ 25.27       $ 25.60       $ 24.14
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(b)                                                 10.52%        13.47%         7.44%         6.05%        38.10%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $28,722       $30,521       $31,141       $40,904       $50,031
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets                          1.98%(c)      2.00%         2.20%         2.15%(d)      2.02%
=============================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.53)%(c)    (1.59)%       (1.70)%       (1.87)%       (1.73)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate                                            29%           49%           41%           69%           32%
_____________________________________________________________________________________________________________________________
=============================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.


(c) Ratios are based on average daily net assets of $30,753,593.


(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.16% for the year ended December 31, 2004.

                           --------------------------
                           AIM SMALL CAP GROWTH FUND
                           --------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                        CLASS R
                                                              -----------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------
                                                               2007          2006          2005       2004          2003
                                                              -------       -------       -------    -------       ------
Net asset value, beginning of period                          $ 28.84       $ 27.23       $ 27.28    $ 25.61       $18.44
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.33)(a)     (0.32)(a)     (0.30)     (0.27)       (0.28)(a)
-------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         3.49          4.17          2.50       1.94         7.45
=========================================================================================================================
    Total from investment operations                             3.16          3.85          2.20       1.67         7.17
=========================================================================================================================
Less distributions from net realized gains                      (3.52)        (2.24)        (2.25)        --           --
=========================================================================================================================
Net asset value, end of period                                $ 28.48       $ 28.84       $ 27.23    $ 27.28       $25.61
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                 11.07%        14.04%         8.01%      6.52%       38.88%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $36,591       $23,988       $21,276    $19,506       $9,029
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets                          1.48%(c)      1.50%         1.70%      1.65%(d)     1.52%
=========================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.03)%(c)    (1.09)%       (1.20)%    (1.37)%      (1.23)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                            29%           49%           41%        69%          32%
_________________________________________________________________________________________________________________________
=========================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.


(c) Ratios are based on average daily net assets of $31,277,473.


(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.66% for the year ended December 31, 2004.



                                                                          INVESTOR CLASS
                                                              --------------------------------------
                                                                                    APRIL 07,2006
                                                               YEAR ENDED        (COMMENCEMENT DATE)
                                                              DECEMBER 31,         TO DECEMBER 31,
                                                                  2007                  2006
                                                              ------------       -------------------
Net asset value, beginning of period                            $  29.91              $  31.20
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)(a)                                  (0.26)                (0.19)
----------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)            3.63                  1.14
====================================================================================================
    Total from investment operations                                3.37                  0.95
====================================================================================================
Less distributions from net realized gains                         (3.52)                (2.24)
====================================================================================================
Net asset value, end of period                                  $  29.76              $  29.91
____________________________________________________________________________________________________
====================================================================================================
Total return(b)                                                    11.39%                 2.96%
____________________________________________________________________________________________________
====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $273,506              $281,479
____________________________________________________________________________________________________
====================================================================================================
Ratio of expenses to average net assets                             1.23%(c)              1.26%(d)
====================================================================================================
Ratio of net investment income (loss) to average net assets        (0.78)%(c)            (0.85)%(d)
____________________________________________________________________________________________________
====================================================================================================
Portfolio turnover rate(e)                                            29%                   49%
____________________________________________________________________________________________________
====================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $284,706,056.


(d) Annualized.


(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                                  THE AIM FUNDS

General Information

In addition to the fund, Invesco Aim serves as investment advisor to many other mutual funds that are offered to retail investors. The following information is about all the AIM funds that offer retail share classes.

CHOOSING A SHARE CLASS

Each of the funds offer multiple classes of shares. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular class, (ii) the initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to the class, (iii) the 12b-1 fee, if any, paid by the class, and (iv) any services you may receive from a financial intermediary. Please contact your financial advisor to assist you in making your decision. Please refer to the prospectus fee table for more information on the fees and expenses of a particular fund's share classes. In addition to the share classes shown in the chart below, AIM Money Market Fund offers AIM Cash Reserve Shares and AIM Summit Fund offers Class P shares.

                          AIM FUND RETAIL SHARE CLASSES

        CLASS A               CLASS A3                CLASS B               CLASS C               CLASS R           INVESTOR CLASS
---------------------  ---------------------  ---------------------  --------------------- --------------------- -------------------
-    Initial sales     -    No initial sales  -    No initial sales  -    No initial sales -    No initial sales -   No initial
     charge which may       charge                 charge                 charge                charge               sales charge
     be waived or
     reduced

-    Contingent        -    No contingent     -    Contingent        -    Contingent       -    Contingent       -    No contingent
     deferred sales         deferred sales         deferred sales         deferred sales        deferred sales        deferred sales
     charge on certain      charge                 charge on              charge on             charge on             charge
     redemptions                                   redemptions            redemptions           certain
                                                   within six             within one            redemptions
                                                   years                  year(3)

-    12b-1 fee of      -    12b-1 fee of      -    12b-1 fee of      -    12b-1 fee of     -    12b-1 fee of     -    12b-1 fee of
     0.25%(1)               0.25%                  1.00%                  1.00%(4)              0.50%                 0.25%(1)

                       -    Does not convert  -    Converts to Class -    Does not convert -    Does not convert -    Does not
                            to Class A shares      A shares on or         to Class A            to Class A            convert to
                                                   about the end of       shares                shares                Class A shares
                                                   the month which
                                                   is at least eight
                                                   years after the
                                                   date on which
                                                   shares were
                                                   purchased along
                                                   with a pro rata
                                                   portion of
                                                   reinvested
                                                   dividends and
                                                   distributions(2)

-    Generally more    -    Available only    -    Purchase orders   -    Generally more   -    Generally,       -    Generally
     appropriate for        through a limited      limited to amount      appropriate for       available only        closed to new
     long-term              number of funds        less than              short-term            to employee           investors
     investors                                     $100,000               investors             benefit plans

                                                                     -    Purchase orders
                                                                          limited to
                                                                          amounts less
                                                                          than $1,000,000

----------
(1) Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

(2)  Class B shares of AIM Money Market Fund convert to AIM Cash Reserve Shares.

(3) CDSC does not apply to redemption of Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund unless you received Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund through an exchange from Class C shares from another AIM Fund that is still subject to a CDSC.

(4)  Class C shares of AIM Floating Rate Fund have a 12b-1 fee of 0.75%.

SHARE CLASS ELIGIBILITY

CLASS A, A3, B, C AND AIM CASH RESERVE SHARES

Class A, A3, B, C and AIM Cash Reserve Shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and employee benefit plans. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial advisor and any other intermediaries who will be involved in the servicing of your account when choosing a share class.

     Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code (the Code). These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. However, plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

CLASS P SHARES

In addition to the other share classes discussed herein, the AIM Summit Fund offers Class P shares, which were historically sold only through the AIM Summit Investors Plans I and II (each a Plan and, collectively, the Summit Plans). Class P shares are sold with no initial sales charge and have a 12b-1 fee of 0.10%. However, Class P shares are not sold to members of the general public. Only shareholders who had accounts in the Summit Plans at the close of business on December 8, 2006 may purchase Class P shares and only until the total of their combined investments in the Summit Plans and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. For a Plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30 year extended investment option.

MCF-5/08

                                  THE AIM FUNDS

CLASS R SHARES

Class R shares are generally available only to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Code; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.

INVESTOR CLASS SHARES

Some of the funds offer Investor Class shares. Investor Class shares are sold with no initial sales charge and have a maximum 12b-1 fee of 0.25%. Investor Class shares are not sold to members of the general public. Only the following persons may purchase Investor Class shares:

- Investors who established accounts prior to April 1, 2002, in Investor Class shares who have continuously maintained an account in Investor Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons). These investors are referred to as "grandfathered investors."

- Customers of certain financial intermediaries which have had relationships with the funds' distributor or any funds that offered Investor Class shares prior to April 1, 2002, who have continuously maintained such relationships. These intermediaries are referred to as "grandfathered intermediaries."

- Employee benefit plans; provided, however, that retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Code in order to purchase Investor Class shares, unless the plan is considered a grandfathered investor or the account is opened through a grandfathered intermediary. Investor Class shares are generally not available for IRAs, unless the IRA depositor is considered a grandfathered investor or the account is opened through a grandfathered intermediary.

- Any trustee, director, officer or employee of any fund or of Invesco Ltd. or any of its subsidiaries or affiliates, or any employee benefit plan maintained by any of them (this includes any immediate family members of such persons).

DISTRIBUTION AND SERVICE (12B-1) FEES

Except as noted below, each fund has adopted a distribution plan pursuant to SEC Rule 12b-1. A 12b-1 plan allows a fund to pay distribution fees to Invesco Aim Distributors, Inc. (Invesco Aim Distributors) to compensate or reimburse, as applicable, Invesco Aim Distributors for its efforts in connection with the sale and distribution of the fund's shares and for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     The following funds and share classes do not have 12b-1 plans:

-    AIM Tax-Free Intermediate Fund, Class A shares.

-    AIM Money Market Fund, Investor Class shares.

-    AIM Tax-Exempt Cash Fund, Investor Class shares.

-    Premier Portfolio, Investor Class shares.

-    Premier U.S. Government Money Portfolio, Investor Class shares.

-    Premier Tax-Exempt Portfolio, Investor Class shares.

INITIAL SALES CHARGES (CLASS A SHARES ONLY)

The funds are grouped into four categories for determining initial sales charges. The "Other Information" section of each fund's prospectus will tell you the sales charge category in which the fund is classified. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

CATEGORY I INITIAL SALES CHARGES

                                    INVESTOR'S SALES CHARGE
                                    -----------------------
                                     AS A % OF
AMOUNT INVESTED                       OFFERING    AS A % OF
IN A SINGLE TRANSACTION                PRICE     INVESTMENT
-----------------------              ---------   ----------
Less than              $   25,000      5.50%        5.82%
$ 25,000 but less than $   50,000      5.25         5.54
$ 50,000 but less than $  100,000      4.75         4.99
$100,000 but less than $  250,000      3.75         3.90
$250,000 but less than $  500,000      3.00         3.09
$500,000 but less than $1,000,000      2.00         2.04

CATEGORY II INITIAL SALES CHARGES

                                    INVESTOR'S SALES CHARGE
                                    -----------------------
                                     AS A % OF
AMOUNT INVESTED                       OFFERING    AS A % OF
IN A SINGLE TRANSACTION                PRICE     INVESTMENT
-----------------------              ---------   ----------
Less than              $   50,000      4.75%        4.99%
$ 50,000 but less than $  100,000      4.00         4.17
$100,000 but less than $  250,000      3.75         3.90
$250,000 but less than $  500,000      2.50         2.56
$500,000 but less than $1,000,000      2.00         2.04

                                  THE AIM FUNDS

CATEGORY III INITIAL SALES CHARGES

                                    INVESTOR'S SALES CHARGE
                                    -----------------------
                                     AS A % OF
AMOUNT INVESTED                       OFFERING    AS A % OF
IN A SINGLE TRANSACTION                PRICE     INVESTMENT
-----------------------              ---------   ----------
Less than              $  100,000      1.00%        1.01%
$100,000 but less than $  250,000      0.75         0.76
$250,000 but less than $1,000,000      0.50         0.50

CATEGORY IV INITIAL SALES CHARGES

                                    INVESTOR'S SALES CHARGE
                                    -----------------------
                                     AS A % OF
AMOUNT INVESTED                       OFFERING    AS A % OF
IN A SINGLE TRANSACTION                PRICE     INVESTMENT
-----------------------              ---------   ----------
Less than              $  100,000      2.50%        2.56%
$100,000 but less than $  250,000      2.00         2.04
$250,000 but less than $  500,000      1.50         1.52
$500,000 but less than $1,000,000      1.25         1.27

CLASS A SHARES SOLD WITHOUT AN INITIAL SALES CHARGE

Certain categories of investors are permitted to purchase and certain intermediaries are permitted to sell Class A shares of the funds without an initial sales charge because their transactions involve little or no expense. The investors who are entitled to purchase Class A shares without paying an initial sales charge include the following:

- Any current or retired trustee, director, officer or employee of any fund or of Invesco Ltd. or any of its subsidiaries or affiliates, or any foundation, trust or employee benefit plan maintained by any of them (this includes any immediate family members of such persons).

- Any registered representative or employee of any intermediary who has an agreement with Invesco Aim Distributors to sell shares of the funds (this includes any immediate family members of such persons).

- Any investor who purchases their shares through an approved fee-based program (this may include any type of account for which there is some alternative arrangement made between the investor and the intermediary to provide for compensation of the intermediary for services rendered in connection with the sale of the shares and maintenance of the customer relationship).

- Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which Invesco Aim Distributors acts as the prototype sponsor to another retirement plan or individual retirement account for which Invesco Aim Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a fund held through the plan or account.

- Employee benefit plans; provided, however, that they meet at least one of the following requirements:

     a.   the plan has assets of at least $1 million;

     b.   there are at least 100 employees eligible to participate in the plan;
          or

     c. all plan transactions are executed through a single omnibus account per fund; further provided that retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares without paying an initial sales charge based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.

- Any investor who maintains an account in Investor Class shares of a fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons).

-    Qualified Tuition Programs created and maintained in accordance with
     Section 529 of the Code.

-    Insurance company separate accounts.

     No investor will pay an initial sales charge in the following circumstances:

- When buying Class A shares of AIM Tax-Exempt Cash Fund and Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

-    When reinvesting dividends and distributions.

- When exchanging shares of one fund, that were previously assessed a sales charge, for shares of another fund.

- As a result of a fund's merger, consolidation, or acquisition of the assets of another fund.

     Additional information regarding eligibility to purchase shares at reduced or without sales charges is available on the Internet at www.invescoaim.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Please consult the fund's Statement of Additional Information for details.

     Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

                                  THE AIM FUNDS

RIGHTS OF ACCUMULATION

You may combine your new purchases of Class A shares of a fund with other fund shares currently owned (Class A, B, C, P or R) and investments in the AIM College Savings Plan(R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name with the same taxpayer identification number for the purpose of qualifying you for lower initial sales charge rates. There may be other accounts that are eligible to be linked, as described in the fund's Statement of Additional Information. However, if the accounts are not registered in the same name with the same taxpayer identification number, you will have to contact the transfer agent to request that those accounts be linked. The transfer agent will not be responsible for identifying all accounts that may be eligible to be linked.

LETTERS OF INTENT

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of one or more funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will be assessed the higher initial sales charge that would normally be applicable to the amount actually invested.

REINSTATEMENT FOLLOWING REDEMPTION

If you redeem shares of a fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B and P redemptions may be reinvested only into Class A shares with no initial sales charge. This reinstatement privilege does not apply to:

- A purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or

- A purchase paid for with proceeds from the redemption of shares that were held indirectly through an employee benefit plan.

     In order to take advantage of this reinstatement privilege, you must inform your financial advisor or the transfer agent that you wish to do so at the time of your investment.

CONTINGENT DEFERRED SALES CHARGES (CDSCS)

CDSCS ON CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND

You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I, II and IV funds without paying an initial sales charge. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

     If you currently own Class A shares of a Category I, II or IV fund, and make additional purchases without paying an initial sales charge that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

     If Invesco Aim Distributors pays a concession to the dealer of record in connection with a Large Purchase of Class A shares by an employee benefit plan, the Class A shares may be subject to a 1% CDSC if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

     If you acquire AIM Cash Reserve Shares of AIM Money Market Fund, Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund through an exchange involving Class A shares that were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.

CDSCS ON CLASS B SHARES AND ON CLASS C SHARES OF FUNDS OTHER THAN
AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class B and Class C shares are sold without an initial sales charge. However, they are subject to a CDSC. If you redeem your shares during the CDSC period, you will be assessed a CDSC as follows, unless you qualify for one of the CDSC exceptions outlined below:

YEAR SINCE PURCHASE MADE:   CLASS B   CLASS C
-------------------------   -------   -------
First                          5%        1%
Second                         4        None
Third                          3        None
Fourth                         3        None
Fifth                          2        None
Sixth                          1        None
Seventh and following         None      None

CDSCS ON CLASS C SHARES -- EMPLOYEE BENEFIT PLAN

Invesco Aim Distributors pays a concession to the dealer of record in connection with a purchase of Class C shares by an employee benefit plan; the Class C shares are subject to a 1.00% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

CDSCS ON CLASS C SHARES OF AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class C shares of AIM LIBOR Alpha Fund and AIM Short Term Bond Fund are not normally subject to a CDSC. However, if you acquired shares of those funds through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC. Conversely, if you acquire Class C shares of any other fund as a result of an exchange involving Class C shares of

                                  THE AIM FUNDS

AIM LIBOR Alpha Fund or AIM Short Term Bond Fund that were not subject to a CDSC, then the shares acquired as a result of the exchange will not be subject to a CDSC.

CDSCS ON CLASS R SHARES

Class R shares are not normally subject to a CDSC. However, if Invesco Aim Distributors pays a concession to the dealer of record in connection with a purchase of Class R shares by an employee benefit plan, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first and, then, shares in the order of their purchase.

CDSC EXCEPTIONS

Investors who own shares that are otherwise subject to a CDSC will not pay a CDSC in the following circumstances:

- If you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period.

-    If you redeem shares to pay account fees.

- If you are the executor, administrator or beneficiary of an estate or are otherwise entitled to assets remaining in an account following the death or post-purchase disability of a shareholder or beneficial owner and you choose to redeem those shares.

     There are other circumstances under which you may be able to redeem shares without paying CDSCs. Additional information regarding CDSC exceptions is available on the Internet at www.invescoaim.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

     Shares acquired through the reinvestment of dividends and distributions are not subject to CDSCs. The following share classes are sold with no CDSC:

-    Class A shares of any Category III Fund.

-    Class A shares of AIM Tax-Exempt Cash Fund.

- Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

-    AIM Cash Reserve Shares of AIM Money Market Fund.

-    Investor Class shares of any fund.

-    Class P shares of AIM Summit Fund.

REDEMPTION FEES

Certain funds impose a 2% redemption fee (on redemption proceeds) if you redeem or exchange shares within 31 days of purchase. Please refer to the applicable fund's prospectus to determine whether that fund imposes a redemption fee. As of the date of this prospectus, the following funds impose redemption fees:

AIM Asia Pacific Growth Fund
AIM China Fund
AIM Developing Markets Fund
AIM European Growth Fund
AIM European Small Company Fund
AIM Floating Rate Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Health Care Fund
AIM Global Real Estate Fund
AIM Global Small & Mid Cap Growth Fund
AIM Global Value Fund
AIM Gold & Precious Metals Fund
AIM High Yield Fund
AIM International Allocation Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund
AIM International Total Return Fund
AIM Japan Fund
AIM Trimark Fund

     The redemption fee will be retained by the fund from which you are redeeming or exchanging shares, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed on a first-in, first-out basis, which means that you will redeem shares in the order of their purchase.

                                  THE AIM FUNDS

     Redemption fees generally will not be charged in the following circumstances:

- Redemptions and exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to assess the redemption fees.

- Redemptions and exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, variable insurance contracts or separately managed qualified default investment alternative vehicles maintained pursuant to Section 404(c)(5) of the Employee Retirement Income Security Act of 1974, as amended (ERISA), which use the funds as underlying investments.

- Redemptions and exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans.

- Redemptions requested within 31 days following the death or post-purchase disability of an account owner.

-    Redemptions or exchanges initiated by a fund.

     The following shares are not subject to redemption fees, irrespective of whether they are redeemed in accordance with any of the exceptions set forth above:

-    Shares acquired through the reinvestment of dividends and distributions.

-    Shares acquired through systematic purchase plans.

- Shares acquired in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan to the trustee or custodian of another employee benefit plan.

     Shares held by employee benefit plans will only be subject to redemption fees if the shares were acquired by exchange and are redeemed by exchange within 31 days of purchase.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

     Your financial advisor or other intermediary may charge service fees for handling redemption transactions. Your shares also may be subject to a CDSC in addition to the redemption fee.

PURCHASING SHARES

If you hold your shares through a financial advisor or other intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution's policies.

MINIMUM INVESTMENTS

There are no minimum investments for Class P or R shares for fund accounts. The minimum investments for Class A, A3, B, C, and Investor Class shares for fund accounts are as follows:

                                                             INITIAL     ADDITIONAL
                                                           INVESTMENT   INVESTMENTS
TYPE OF ACCOUNT                                             PER FUND      PER FUND
---------------                                            ----------   -----------
Wrap-fee accounts managed by your financial advisor           None          None
Employee benefit plans, SEP, SARSEP and SIMPLE IRA plans      None          None
Any type of account if the investor is purchasing shares
   through a systematic purchase plan                        $   50         $50
IRAs, Roth IRAs and Coverdell ESAs                              250          25
All other accounts                                            1,000          50
Invesco Aim Distributors has the discretion to accept
   orders for lesser amounts.

                                  THE AIM FUNDS

HOW TO PURCHASE SHARES

                        OPENING AN ACCOUNT                                       ADDING TO AN ACCOUNT
                        ------------------                                       --------------------
Through a Financial     Contact your financial advisor.                          Contact your financial advisor.
Advisor

By Mail                 Mail completed account application and check to          Mail your check and the remittance slip
                        the transfer agent, Invesco Aim Investment               from your confirmation statement to the
                        Services, Inc., P.O. Box 4739,                           transfer agent.
                        Houston, TX 77210-4739.

By Wire                 Mail completed account application to the transfer       Call the transfer agent to receive a
                        agent. Call the transfer agent at (800) 959-4246 to      reference number. Then, use the wire
                        receive a reference number. Then, use the wire           instructions provided below.
                        instructions provided below.

Wire Instructions       Beneficiary Bank ABA/Routing #: 021000021
                        Beneficiary Account Number: 00100366807
                        Beneficiary Account Name: Invesco Aim Investment
                        Services, Inc.
                        RFB: Fund Name, Reference #
                        OBI: Your Name, Account #

By Telephone            Open your account using one of the methods               Select the Bank Account Information
                                                                                 option on described above. your completed
                                                                                 account application or complete a
                                                                                 Systematic Options and Bank Information
                                                                                 Form. Mail the application or form to the
                                                                                 transfer agent. Once the transfer agent
                                                                                 has received the form, call the transfer
                                                                                 agent at the number below to place your
                                                                                 purchase order.

Automated Investor      Open your account using one of the methods described     Call the Invesco Aim 24-hour Automated
Line                    above.                                                   Investor Line at 1-800-246-5463. You may
                                                                                 place your order after you have provided
                                                                                 the bank instructions that will be
                                                                                 requested.

By Internet             Open your account using one of the methods described     Access your account at
                        above.                                                   www.invescoaim.com. The proper bank
                                                                                 instructions must have been provided on
                                                                                 your account. You may not purchase shares
                                                                                 in retirement accounts on the internet.

     Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the fund verify and record your identifying information.

SYSTEMATIC PURCHASE PLAN

You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50 per fund. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal. Certain financial advisors and other intermediaries may also offer systematic purchase plans.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic periodic exchanges, if permitted, from one fund to another fund or multiple other funds. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another fund is $50. Certain financial advisors and other intermediaries may also offer dollar cost averaging programs. If you participate in one of these programs and it is the same or similar to Invesco Aim's Dollar Cost Averaging program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

AUTOMATIC DIVIDEND AND DISTRIBUTION INVESTMENT

Your dividends and distributions may be paid in cash or reinvested in the same fund or another fund without paying an initial sales charge. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. If you elect to receive your distributions by check, and the distribution amount is $10 or less, then the amount will be automatically reinvested in the same fund and no check will be issued. If you have elected to receive distributions by check, and the postal service is unable to deliver checks to your address of record, then your distribution election may be converted to having all subsequent distributions reinvested in the same fund and no checks will be issued. You should contact the transfer agent to change your distribution option, and your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

     You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

- Your account balance in the fund paying the dividend or distribution must be at least $5,000; and

- Your account balance in the fund receiving the dividend or distribution must be at least $500.

                                  THE AIM FUNDS

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will not occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice to participating investors. Certain financial advisors and other intermediaries may also offer portfolio rebalancing programs. If you participate in one of these programs and it is the same as or similar to Invesco Aim's program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

RETIREMENT PLANS SPONSORED BY INVESCO AIM DISTRIBUTORS

Invesco Aim Distributors acts as the prototype sponsor for certain types of retirement plan documents. These plan documents are generally available to anyone wishing to invest plan assets in the funds. These documents are provided subject to terms, conditions and fees that vary by plan type. Contact your financial advisor or other intermediary for details.

REDEEMING SHARES

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call during the hours of the customary trading session of the New York Stock Exchange
(NYSE) in order to effect the redemption at that day's net asset value. For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call before the last net asset value determination in order to effect the redemption that day.

HOW TO REDEEM SHARES

Through a Financial       Contact your financial advisor or intermediary
Advisor or Other          (including your retirement plan administrator).
Intermediary

By Mail Send a written request to the transfer agent which includes:

                          -    Original signatures of all registered
                               owners/trustees;

                          - The dollar value or number of shares that you wish to redeem;

                          -    The name of the fund(s) and your account number;
                               and

                          -    Signature guarantees, if necessary (see below).

                          The transfer agent may require that you provide additional documentation, or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA or other type of retirement account, you must complete the appropriate distribution form.

By Telephone              Call the transfer agent at 1-800-959-4246. You will be
                          allowed to redeem by telephone if:

                          - Your redemption proceeds are to be mailed to your address on record (and there has been no change in your address of record within the last 30 days) or transferred electronically to a pre-authorized checking account;

                          -    You do not hold physical share certificates;

                          -    You can provide proper identification
                               information;

                          - Your redemption proceeds do not exceed $250,000 per fund; and

                          - You have not previously declined the telephone redemption privilege.

                          You may, in limited circumstances, initiate a redemption from an Invesco Aim IRA account by telephone. Redemptions from other types of retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form.

Automated Investor Line   Call the Invesco Aim 24-hour Automated Investor Line
                          at 1-800-246-5463. You may place your redemption order
                          after you have provided the bank instructions that
                          will be requested.

By Internet               Place your redemption request at www.invescoaim.com.
                          You will be allowed to redeem by Internet if:

                          -    You do not hold physical share certificates;

                          -    You can provide proper identification
                               information;

                          - Your redemption proceeds do not exceed $250,000 per fund; and

                          -    You have already provided proper bank
                               information.

                          Redemptions from most retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form.

                                  THE AIM FUNDS

TIMING AND METHOD OF PAYMENT

We normally will send out payments within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent). If you redeem shares recently purchased by check or ACH, you may be required to wait up to ten business days before we send your redemption proceeds. This delay is necessary to ensure that the purchase has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted on the NYSE. Redemption checks are mailed to your address of record, via first class U.S. mail, unless you make other arrangements with the transfer agent.

     We use reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

EXPEDITED REDEMPTIONS (AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)

If you place your redemption order by telephone, before 11:30 a.m. Eastern Time and request an expedited redemption, we will transmit payment of redemption proceeds on that same day via federal wire to a bank of record on your account. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we will transmit payment on the next business day.

SYSTEMATIC WITHDRAWALS

You may arrange for regular periodic withdrawals from your account in amounts equal to or greater than $50 per fund. We will redeem the appropriate number of shares from your account to provide redemption proceeds in the amount requested. You must have a total account balance of at least $5,000 in order to establish a Systematic Redemption Plan, unless you are establishing a Required Minimum Distribution for a retirement plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

CHECK WRITING

The transfer agent provides check writing privileges for accounts in the following funds and share classes:

-    AIM Money Market Fund, AIM Cash Reserve Shares and Investor Class shares

-    AIM Tax-Exempt Cash Fund, Class A shares and Investor Class shares

-    Premier Portfolio, Investor Class shares

-    Premier Tax-Exempt Portfolio, Investor Class shares

-    Premier U.S. Government Money Portfolio, Investor Class shares

     You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts. Checks are not eligible to be converted to ACH by the payee. You may not give authorization to a payee by phone to debit your account by ACH for a debt owed to the payee.

SIGNATURE GUARANTEES

We require a signature guarantee in the following circumstances:

-    When your redemption proceeds will equal or exceed $250,000 per fund.

- When you request that redemption proceeds be paid to someone other than the registered owner of the account.

- When you request that redemption proceeds be sent somewhere other than the address of record or bank of record on the account.

- When you request that redemption proceeds be sent to a new address or an address that changed in the last 30 days.

     The transfer agent will accept a guarantee of your signature by a number of different types of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS INITIATED BY THE FUNDS

If your account (Class A, A3, B, C, P and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a Systematic Purchase Plan.

     If the fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which

                                  THE AIM FUNDS

is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Accordingly, the procedures and processes applicable to redemptions of fund shares, as discussed under the heading "Redeeming Shares" above, will apply. Before requesting an exchange, review the prospectus of the fund you wish to acquire.

     All exchanges are subject to the limitations set forth in the prospectuses of the funds. If you wish to exchange shares of one fund for those of another fund, you must consult the prospectus of the fund whose shares you wish to acquire to determine whether the fund is offering shares to new investors and whether you are eligible to acquire shares of that fund.

PERMITTED EXCHANGES

Except as otherwise provided below under "Exchanges Not Permitted", you generally may exchange your shares for shares of the same class of another fund. The following below shows permitted exchanges:

EXCHANGE FROM             EXCHANGE TO
-------------             -----------
AIM Cash Reserve Shares   Class A, A3, B, C, R, Investor Class
Class A                   Class A, A3, Investor Class, AIM Cash Reserve Shares
Class A3                  Class A, A3, Investor Class, AIM Cash Reserve Shares
Investor Class            Class A, A3, Investor Class
Class P                   Class A, A3, AIM Cash Reserve Shares
Class B                   Class B
Class C                   Class C
Class R                   Class R

EXCHANGES NOT PERMITTED

The following exchanges are not permitted:

- Investor Class shares cannot be exchanged for Class A shares of any fund which offers Investor Class shares.

- Exchanges into Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund (also known as the Category III funds) are not permitted.

- Class A Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund cannot be exchanged for Class A3 Shares of those funds.

- AIM Cash Reserve Shares cannot be exchanged for Class B, C or R shares if the shares being exchanged were acquired by exchange from Class A shares of any fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

     Under unusual market conditions, a fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time.

LIMIT ON THE NUMBER OF EXCHANGES

You will generally be limited to four exchanges out of a fund per calendar year (other than the money market funds); provided, however, that the following transactions will not count toward the exchange limitation:

- Exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to apply the exchange limitation.

- Exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments.

- Generally, exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs.

- Exchanges initiated by a fund or by the trustee, administrator or other fiduciary of an employee benefit plan (not in response to distribution or exchange instructions received from a plan participant).

     Each fund reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if the fund, or its designated agent, believes that granting such exceptions would be consistent with the best interests of shareholders.

     There is no limit on the number of exchanges out of AIM Limited Maturity Treasury Fund, AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

     If you exchange shares of one fund for shares of multiple other funds as part of a single transaction, that transaction is counted as one exchange out of a fund.

INITIAL SALES CHARGES AND CDSCS APPLICABLE TO EXCHANGES

You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date

                                  THE AIM FUNDS

you made your initial purchase.

RIGHTS RESERVED BY THE FUNDS

Each fund and its agents reserve the right at any time to:

-    Reject or cancel all or any part of any purchase or exchange order.

- Modify any terms or conditions related to the purchase, redemption or exchange of shares of any fund.

- Reject or cancel any request to establish a Systematic Purchase Plan, Systematic Redemption Plan or Portfolio Rebalancing Program.

- Suspend, change or withdraw all or any part of the offering made by this prospectus.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Boards of Trustees of the funds (collectively, the Board). The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

     Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Invesco Aim determines that the closing price of the security is unreliable, Invesco Aim will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

     Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

     Invesco Aim may use indications of fair value from pricing services approved by the Board. In other circumstances, the Invesco Aim Valuation Committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, Invesco Aim routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

     Specific types of securities are valued as follows:

     Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

     Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, Invesco Aim will value the security at fair value in good faith using procedures approved by the Board.

     Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that Invesco Aim determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Invesco Aim also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco Aim believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco Aim will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

     Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

     Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined

                                  THE AIM FUNDS

without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the Invesco Aim valuation committee will fair value the security using procedures approved by the Board.

     Short-term Securities. The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

     Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

     Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

     Open-end Funds. To the extent a fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

     Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Federal Reserve Bank of New York and the Bank of New York, the fund's custodian, are not open for business or the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if SIFMA recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

     From time to time and in circumstances deemed appropriate by Invesco Aim in its sole discretion, each of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio may remain open for business, during customary business day hours, on a day that the NYSE is closed for business. In such event, on such day you will be permitted to purchase or redeem shares of such funds and net asset values will be calculated for such funds.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

     For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

     For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

     The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year.

                                  THE AIM FUNDS

     Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. Exchanges of shares for shares of another fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax. A fund that is expected to have higher turnover than that of other funds is more likely to generate short-term gain or loss. If a fund does recognize short-term capital gain, it will distribute those gains as ordinary income dividends, which will be subject to tax at a shareholder's tax rate for ordinary income.

     Investors in tax-exempt funds should read the information under the heading "Other Information--Special Tax Information Regarding the Fund" in the applicable fund's prospectus.

     The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

PAYMENTS TO FINANCIAL ADVISORS

The financial advisor or intermediary through which you purchase your shares may receive all or a portion of the sales charges and distribution fees discussed above. In addition to those payments, Invesco Aim Distributors or one or more of its corporate affiliates (collectively, Invesco Aim Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash payments and other payments for certain marketing and support services. Invesco Aim Affiliates make these payments from their own resources, from Invesco Aim Distributors' retention of initial sales charges and from payments to Invesco Aim Distributors made by the funds under their 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with Invesco Aim Affiliates.

     Invesco Aim Affiliates make payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits Invesco Aim Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). Invesco Aim Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The payments Invesco Aim Affiliates make may be calculated based on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Payments may also be calculated based on the average daily net assets of the applicable funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. Invesco Aim Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

     Invesco Aim Affiliates are motivated to make these payments as they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, Invesco Aim Affiliates benefit from the incremental management and other fees paid to Invesco Aim Affiliates by the funds with respect to those assets.

     Invesco Aim Affiliates also may make payments to certain financial advisors for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by Invesco Aim Affiliates under this category of services are charged back to the funds, subject to certain limitations approved by the Board.

     You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from Invesco Aim Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY (MARKET TIMING) DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Board has adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

                                  THE AIM FUNDS

     The Invesco Aim Affiliates currently use the following tools designed to discourage excessive short-term trading in the retail funds:

-    Trade activity monitoring.

-    Trading guidelines.

-    Redemption fees on trades in certain funds.

- The use of fair value pricing consistent with procedures approved by the Board.

     Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     Money Market Funds. The Board of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that a money market fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the money market fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles; investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seek to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

     AIM Limited Maturity Treasury Fund. The Board of AIM Limited Maturity Treasury Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of such fund's shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions and determined that those risks were minimal. Nonetheless, to the extent that AIM Limited Maturity Treasury Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, AIM Limited Maturity Treasury Fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the fund for the following reasons:

- Many investors use AIM Limited Maturity Treasury Fund as a short-term investment alternative and should be able to purchase and redeem shares regularly and frequently.

- One of the advantages of AIM Limited Maturity Treasury Fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of AIM Limited Maturity Treasury Fund will be detrimental to the continuing operations of such fund.

TRADE ACTIVITY MONITORING

Invesco Aim Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Invesco Aim Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than

                                  THE AIM FUNDS

exchanges into a money market fund. Invesco Aim Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

     The ability of Invesco Aim Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

TRADING GUIDELINES

If you exceed four exchanges out of a fund per calendar year (other than the money market funds and AIM Limited Maturity Treasury Fund), or a fund or an Invesco Aim Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders.

     The ability of Invesco Aim Affiliates to monitor exchanges made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEES

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 31 days of purchase. The ability of a fund to assess a redemption fee on redemptions effectuated through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at http://www.invescoaim.com.

If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at Invesco Aim Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or

BY TELEPHONE:       (800) 959-4246

ON THE INTERNET:    You can send us a request by e-mail or download
                    prospectuses, SAIs, annual or semiannual reports via our
                    website: http://www.invescoaim.com

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM Small Cap Growth Fund
   SEC 1940 Act file number: 811-02699
----------------------------------------


invescoaim.com     SCG-PRO-1


                                                 [INVESCO AIM LOGO APPEARS HERE]
                                                         --Service Mark--

                                                            AIM BASIC VALUE FUND
                                                AIM CONSERVATIVE ALLOCATION FUND
                                                          AIM GLOBAL EQUITY FUND
                                                      AIM GROWTH ALLOCATION FUND
                                                      AIM INCOME ALLOCATION FUND
                                               AIM INTERNATIONAL ALLOCATION FUND
                                                    AIM MID CAP CORE EQUITY FUND
                                                    AIM MODERATE ALLOCATION FUND
                                             AIM MODERATE GROWTH ALLOCATION FUND
                                     AIM MODERATELY CONSERVATIVE ALLOCATION FUND
                                                       AIM SMALL CAP GROWTH FUND


                                                                     PROSPECTUS
                                                                    May 1, 2008

INSTITUTIONAL CLASSES

AIM Basic Value Fund, AIM Global Equity Fund, AIM International Allocation Fund, AIM Mid Cap Core Equity Fund and AIM Small Cap Growth Fund's investment objectives are to provide long-term growth of capital.

AIM Conservative Allocation Fund and AIM Moderately Conservative Allocation Fund's investment objectives are to provide total return consistent with a lower level of risk relative to the broad stock market.

AIM Moderate Allocation Fund's investment objective is to provide total return consistent with a moderate level of risk relative to the broad stock market.

AIM Growth Allocation Fund and AIM Moderate Growth Allocation Fund's investment objectives are to provide long-term growth of capital consistent with a higher level of risk relative to the broad stock market.

AIM Income Allocation Fund's investment objective is to achieve a high level of current income with growth of capital as a secondary objective.

--------------------------------------------------------------------------------

This prospectus contains important information about the Institutional Class shares of the funds. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the funds:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.


AIM Small Cap Growth Fund limited public sales of its shares to certain investors as of the close of business on March 18, 2002.

--------------------------------------------------------------------------------
  BASIC VALUE - CONSERVATIVE ALLOCATION - GLOBAL EQUITY - GROWTH ALLOCATION -
                  INCOME ALLOCATION - INTERNATIONAL ALLOCATION
    MID CAP CORE EQUITY - MODERATE ALLOCATION - MODERATE GROWTH ALLOCATION -
             MODERATELY CONSERVATIVE ALLOCATION - SMALL CAP GROWTH
--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


RISK/RETURN SUMMARY                                  1
------------------------------------------------------
AIM Conservative Allocation Fund                     1
AIM Growth Allocation Fund                           1
AIM Income Allocation Fund                           1
AIM International Allocation Fund                    2
AIM Moderate Allocation Fund                         2
AIM Moderate Growth Allocation Fund                  3
AIM Moderately Conservative Allocation
  Fund                                               3
AIM Basic Value Fund                                 4
AIM Global Equity Fund                               4
AIM Mid Cap Core Equity Fund                         5
AIM Small Cap Growth Fund                            5
PERFORMANCE INFORMATION                              6
------------------------------------------------------
Annual Total Returns                                 6
Performance Table                                   10
FEE TABLE AND EXPENSE EXAMPLE                       14
------------------------------------------------------
Fee Table                                           14
Expense Example                                     14
HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                       15

------------------------------------------------------
INVESTMENT OBJECTIVES, STRATEGIES AND
  RISKS                                             17

------------------------------------------------------
OBJECTIVES AND STRATEGIES                           17
Conservative Allocation                             17
Growth Allocation                                   17
Income Allocation                                   18
International Allocation                            18
Moderate Allocation                                 19
Moderate Growth Allocation                          19
Moderately Conservative Allocation                  20
Basic Value                                         20
Global Equity                                       21
Mid Cap Core Equity                                 22
Small Cap Growth                                    23
RISKS                                               24
Conservative Allocation                             24
Growth Allocation                                   27
Income Allocation                                   29
International Allocation                            32
Moderate Allocation                                 34
Moderate Growth Allocation                          36
Moderately Conservative Allocation                  38
Basic Value                                         41
Global Equity                                       41
Mid Cap Core Equity                                 42
Small Cap Growth                                    43
DISCLOSURE OF PORTFOLIO HOLDINGS                    44
------------------------------------------------------
FUND MANAGEMENT                                     45
------------------------------------------------------
The Advisors                                        45
Advisor Compensation                                46
Portfolio Managers                                  46
OTHER INFORMATION                                   47
------------------------------------------------------
Dividends and Distributions                         47
Suitability for Investors                           47
Limited Fund Offering                               48
FINANCIAL HIGHLIGHTS                                49
------------------------------------------------------
GENERAL INFORMATION                                A-1
------------------------------------------------------
Purchasing Shares                                  A-1
Redeeming Shares                                   A-1
Exchanging Shares                                  A-3
Rights Reserved by the Funds                       A-3
Payments to Financial Advisors                     A-3
Excessive Short-Term Trading Activity
  (Market Timing) Disclosures                      A-4
Pricing of Shares                                  A-5
Taxes                                              A-6
OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------



The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc. and AIM Funds Management Inc.

    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

--------------------------------------------------------------------------------
  BASIC VALUE - CONSERVATIVE ALLOCATION - GLOBAL EQUITY - GROWTH ALLOCATION -
                  INCOME ALLOCATION - INTERNATIONAL ALLOCATION
    MID CAP CORE EQUITY - MODERATE ALLOCATION - MODERATE GROWTH ALLOCATION -
             MODERATELY CONSERVATIVE ALLOCATION - SMALL CAP GROWTH
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY

--------------------------------------------------------------------------------
CONSERVATIVE ALLOCATION

The fund's investment objective is to provide total return consistent with a lower level of risk relative to the broad stock market.
    The fund is a "fund of funds," and invests its assets in other underlying mutual funds advised by Invesco Aim Advisors, Inc. (the advisor or Invesco Aim). The fund seeks to meet its objective by building a portfolio of mutual fund investments that has a lower level of risk than the S&P 500 Index. The fund's target allocation is to invest 65% of its total assets in underlying funds that invest primarily in fixed-income securities, 25% of its total assets in underlying funds that invest primarily in equity securities, and 10% in cash or cash equivalents.
    The fund's investment performance depends on the investment performance of the underlying funds in which it invests. Therefore, the risks associated with an investment in a fund of funds, such as the fund, are also the risks associated with an investment in the underlying funds.
    Among the principal risks of investing in the fund and the underlying funds, which could adversely affect the fund's net asset value, yield and total return are:


Fund of Funds Risk                  Mortgage- and Asset-Backed        Repurchase Agreement Risk    Liquidity Risk
Market Risk                           Securities Risk                 Prepayment Risk              Non-Diversification Risk
Interest Rate Risk                  Equity Securities Risk            Active Trading Risk          High Yield Risk
U.S. Government Obligations Risk    Foreign Securities Risk           Money Market Fund Risk       Credit Risk
High-Coupon U.S. Government Agency  Convertible Securities Risk       Value Investing Risk         Municipal Securities Risk
  Mortgage-Backed Securities Risk   Derivatives Risk                  Management Risk              Industry Focus Risk
                                    Leverage Risk                     Growth Investing Risk        Dollar Roll Transaction
                                                                      Currency/Exchange Rate Risk  Risk


    Please see "Investment Objectives, Strategies and Risks" for a description of these risks.
    There is a risk that you could lose all or a portion of your investment in the fund and that the income that you receive from the fund may vary. The value of your investment in the fund will go up and down with the prices of the securities held by the underlying funds in which the fund invests.
    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
GROWTH ALLOCATION

The fund's investment objective is to provide long-term growth of capital consistent with a higher level of risk relative to the broad stock market.
    The fund is a "fund of funds," and invests its assets in other underlying mutual funds advised by Invesco Aim. The fund seeks to meet its objective by building a portfolio of mutual fund investments that has a higher level of risk than the S&P 500 Index. The fund's target allocation is to invest 95% of its total assets in underlying funds that invest primarily in equity securities, including underlying funds that invest primarily in foreign equity securities, and 5% of its total assets in underlying funds that invest primarily in fixed-income securities.
    The fund's investment performance depends on the investment performance of the underlying funds in which it invests. Therefore, the risks associated with an investment in a fund of funds, such as the fund, are also the risks associated with an investment in the underlying funds.
    Among the principal risks of investing in the fund and the underlying funds, which could adversely affect the fund's net asset value, yield and total return are:


Fund of Funds Risk           Interest Rate      Active Trading Risk               Market Capitalization Risk
Market Risk                  Risk               Growth Investing Risk             Sector Fund Risk
Equity Securities Risk       Credit Risk        Management Risk                   Unseasoned Issuer Risk
Foreign Securities Risk      High Yield Risk    Value Investing Risk              Independent Management of Sector Risk
Counterparty Risk            Limited Number of  U.S. Government Obligations Risk
Convertible Securities Risk    Holdings Risk
                             Derivatives Risk
                             Leverage Risk


    Please see "Investment Objectives, Strategies and Risks" for a description of these risks.
    There is a risk that you could lose all or a portion of your investment in the fund and that the income that you receive from the fund may vary. The value of your investment in the fund will go up and down with the prices of the securities held by the underlying funds in which the fund invests.
    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INCOME ALLOCATION

The fund's investment objective is to achieve a high level of current income with growth of capital as a secondary objective.
    The fund is a "fund of funds," and invests its assets in other underlying mutual funds advised by Invesco Aim. The fund seeks to meet its objective by investing its assets in a selection of underlying funds which primarily invest in international or domestic equities, fixed income securities or real

--------------------------------------------------------------------------------
  BASIC VALUE - CONSERVATIVE ALLOCATION - GLOBAL EQUITY - GROWTH ALLOCATION -
                  INCOME ALLOCATION - INTERNATIONAL ALLOCATION
    MID CAP CORE EQUITY - MODERATE ALLOCATION - MODERATE GROWTH ALLOCATION -
             MODERATELY CONSERVATIVE ALLOCATION - SMALL CAP GROWTH
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY (CONTINUED)
--------------------------------------------------------------------------------

estate investment trusts (REITs). The fund's target allocation is to invest 65% of its total assets in underlying funds that invest primarily in fixed-income securities and 35% of its total assets in underlying funds that invest primarily in equity securities.
    The fund's investment performance depends on the investment performance of the underlying funds in which it invests. Therefore, the risks associated with an investment in a fund of funds, such as the fund, are also the risks associated with an investment in the underlying funds.
    Among the principal risks of investing in the fund and the underlying funds, which could adversely affect the fund's net asset value, yield and total return are:


Fund of Funds Risk        High-Coupon U.S.          Foreign Securities Risk   Active Trading Risk
Market Risk               Government Agency         Developing Markets        Non-Diversification Risk
Interest Rate Risk          Mortgage-Backed         Securities Risk           Currency/Exchange Rate
Credit Risk               Securities Risk           Convertible Securities    Risk
U.S. Government           Mortgage- and             Risk                      Management Risk
Obligations Risk          Asset-Backed              Derivatives Risk          Reinvestment Risk
                            Securities Risk         Leverage Risk             Dollar Roll Transaction
                          Prepayment Risk           Reverse Repurchase        Risk
                          Liquidity Risk            Agreement                 Sector Fund Risk
                          High Yield Risk             Risk                    Limited Number of
                          Equity Securities Risk    Short Sales Risk          Holdings
                                                    Real Estate Risk            Risk


    Please see "Investment Objectives, Strategies and Risks" for a description of these risks.
    There is a risk that you could lose all or a portion of your investment in the fund and that the income that you receive from the fund may vary. The value of your investment in the fund will go up and down with the prices of the securities held by the underlying funds in which the fund invests.
    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INTERNATIONAL ALLOCATION

The fund's investment objective is to provide long-term growth of capital.
    The fund is a "fund of funds," and invests its assets in other underlying mutual funds advised by Invesco Aim. The fund seeks to meet its objective by investing its assets in a selection of underlying funds that invest primarily in global or international securities. The underlying funds may invest a portion of their assets in securities of domestic issuers. The fund's target allocation is to invest 100% of its total assets in underlying funds that invest primarily in equity securities.
    The fund's investment performance depends on the investment performance of the underlying funds in which it invests. Therefore, the risks associated with an investment in a fund of funds, such as the fund, are also the risks associated with an investment in the underlying funds.
    Among the principal risks of investing in the fund and the underlying funds, which could adversely affect the fund's net asset value, yield and total return are:


Fund of Funds Risk        Convertible Securities    High Yield Risk           Short Sales Risk
Market Risk               Risk                      Derivatives Risk          Cash/Cash Equivalents
Equity Securities Risk    IPO Investment Risk       Leverage Risk             Risk
Foreign Securities Risk   Interest Rate Risk                                  Non-Diversification Risk
                          Credit Risk                                         Limited Number of
                                                                              Holdings
                                                                                Risk


    Please see "Investment Objectives, Strategies and Risks" for a description of these risks.
    There is a risk that you could lose all or a portion of your investment in the fund and that the income that you receive from the fund may vary. The value of your investment in the fund will go up and down with the prices of the securities held by the underlying funds in which the fund invests.
    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MODERATE ALLOCATION

The fund's investment objective is to provide total return consistent with a moderate level of risk relative to the broad stock market.
    The fund is a "fund of funds," and invests its assets in other underlying mutual funds advised by Invesco Aim. The fund seeks to meet its objective by building a portfolio of mutual fund investments that has a moderate level of risk relative to the S&P 500 Index. The fund's target allocation is to invest 60% of its total assets in underlying funds that invest primarily in equity securities and 40% of its total assets in underlying funds that invest primarily in fixed-income securities.
    The fund's investment performance depends on the investment performance of the underlying funds in which it invests. Therefore, the risks associated with an investment in a fund of funds, such as the fund, are also the risks associated with an investment in the underlying funds.

--------------------------------------------------------------------------------
  BASIC VALUE - CONSERVATIVE ALLOCATION - GLOBAL EQUITY - GROWTH ALLOCATION -
                  INCOME ALLOCATION - INTERNATIONAL ALLOCATION
    MID CAP CORE EQUITY - MODERATE ALLOCATION - MODERATE GROWTH ALLOCATION -
             MODERATELY CONSERVATIVE ALLOCATION - SMALL CAP GROWTH
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY (CONTINUED)
--------------------------------------------------------------------------------

    Among the principal risks of investing in the fund and the underlying funds, which could adversely affect the fund's net asset value, yield and total return are:


Fund of Funds Risk        Credit Risk               Active Trading Risk       High-Coupon U.S.
Market Risk               U.S. Government           Currency/Exchange Rate    Government Agency
Equity Securities Risk    Obligations Risk          Risk                        Mortgage-Backed
Foreign Securities Risk   High Yield Risk           Management Risk           Securities Risk
Convertible Securities    Mortgage- and Assets      Growth Investing Risk     Reinvestment Risk
Risk                      Backed Securities Risk    Value Investing Risk      Dollar Roll Transaction
Interest Rate Risk        Derivatives Risk          Non-Diversification Risk  Risk
                          Leverage Risk                                       Risks Relating to
                                                                              Banking and
                                                                                Financial Services
                                                                              Industries


    Please see "Investment Objectives, Strategies and Risks" for a description of these risks.
    There is a risk that you could lose all or a portion of your investment in the fund and that the income that you receive from the fund may vary. The value of your investment in the fund will go up and down with the prices of the securities held by the underlying funds in which the fund invests.
    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MODERATE GROWTH ALLOCATION
The fund's investment objective is to provide long-term growth of capital consistent with a higher level of risk relative to the broad stock market.
    The fund is a "fund of funds," and invests its assets in other underlying mutual funds advised by Invesco Aim. The fund seeks to meet its objective by building a portfolio of mutual fund investments that has a higher level of risk than the S&P 500 Index. The fund's target allocation is to invest 80% of its total assets in underlying funds that invest primarily in equity securities and 20% of its total assets in underlying funds that invest primarily in fixed-income securities.
    The fund's investment performance depends on the investment performance of the underlying funds in which it invests. Therefore, the risks associated with an investment in a fund of funds, such as the fund, are also the risks associated with an investment in the underlying funds.
    Among the principal risks of investing in the fund and the underlying funds, which could adversely affect the fund's net asset value, yield and total return are:


Fund of Funds Risk           Interest Rate Risk                Value Investing Risk         Reinvestment Risk
Market Risk                  Credit Risk                       Management Risk              High-Coupon U.S. Government Agency
Equity Securities Risk       U.S. Government Obligations Risk  Market Capitalization Risk     Mortgage-Backed Securities Risk
Foreign Securities Risk      High Yield Risk                   Active Trading Risk          Dollar Roll Transaction Risk
Convertible Securities Risk  Derivatives Risk                  Currency/Exchange Rate Risk  Counterparty Risk
                             Leverage Risk                                                  Limited Number of Holdings Risk
                             Growth Investing Risk                                          Sector Fund Risk
                                                                                            Unseasoned Issuer Risk


    Please see "Investment Objectives, Strategies and Risks" for a description of these risks.
    There is a risk that you could lose all or a portion of your investment in the fund and that the income that you receive from the fund may vary. The value of your investment in the fund will go up and down with the prices of the securities held by the underlying funds in which the fund invests.
    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MODERATELY CONSERVATIVE ALLOCATION

The fund's investment objective is to provide total return consistent with a lower level of risk relative to the broad stock market.
    The fund is a "fund of funds," and invests its assets in other underlying mutual funds advised by Invesco Aim. The fund seeks to meet its objective by building a portfolio of mutual fund investments that has a lower level of risk than the S&P 500 Index. The fund's target allocation is to invest 60% of its total assets in underlying funds that invest primarily in fixed-income securities and 40% of its total assets in underlying funds that invest primarily in equity securities.
    The fund's investment performance depends on the investment performance of the underlying funds in which it invests. Therefore, the risks associated with an investment in a fund of funds, such as the fund, are also the risks associated with an investment in the underlying funds.

--------------------------------------------------------------------------------
  BASIC VALUE - CONSERVATIVE ALLOCATION - GLOBAL EQUITY - GROWTH ALLOCATION -
                  INCOME ALLOCATION - INTERNATIONAL ALLOCATION
    MID CAP CORE EQUITY - MODERATE ALLOCATION - MODERATE GROWTH ALLOCATION -
             MODERATELY CONSERVATIVE ALLOCATION - SMALL CAP GROWTH
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY (CONTINUED)
--------------------------------------------------------------------------------

    Among the principal risks of investing in the fund and the underlying funds, which could adversely affect the fund's net asset value, yield and total return are:


Fund of Funds Risk                  High Yield Risk             Derivatives Risk       Currency/Exchange Rate Risk
Market Risk                         Mortgage- and Asset-Backed  Leverage Risk          Non-Diversification Risk
Interest Rate Risk                    Securities Risk           Active Trading Risk    Reverse Repurchase Agreement Risk
Credit Risk                         Equity Securities Risk      Value Investing Risk   Reinvestment Risk
U.S. Government Obligations Risk    Foreign Securities Risk     Management Risk        Dollar Roll Transaction Risk
High-Coupon U.S. Government         Convertible Securities      Growth Investing Risk
  Agency Mortgage-Backed            Risk
  Securities Risk


    Please see "Investment Objectives, Strategies and Risks" for a description of these risks.
    There is a risk that you could lose all or a portion of your investment in the fund and that the income that you receive from the fund may vary. The value of your investment in the fund will go up and down with the prices of the securities held by the underlying funds in which the fund invests.
    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

BASIC VALUE

The fund's investment objective is long-term growth of capital.
    The fund seeks to meet this objective by investing, normally, at least 65% of its total assets in equity securities of U.S. issuers that have market capitalizations in excess of $5 billion. In selecting securities for the fund's portfolio, the portfolio managers seek to invest in companies with market prices that the portfolio managers believe are significantly below the portfolio managers' estimates of intrinsic value. The fund may also invest up to 25% of its total assets in foreign securities.
    Among the principal risks of investing in the fund, which could adversely affect its net asset value, yield and total return are:


Market Risk              Derivatives
Value Investing Risk     Risk
Equity Securities Risk   Leverage Risk
Foreign Securities Risk  Management Risk


    Please see "Investment Objectives, Strategies and Risks" for a description of these risks.
    There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will rise and fall with the prices of the securities in which the fund invests.
    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

GLOBAL EQUITY

The fund's investment objective is long-term growth of capital.
    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in equity securities, including convertible securities of domestic and foreign issuers. The portfolio managers use a quantitatively oriented process to construct the fund's portfolio. When selecting stocks for the fund, the portfolio managers seek to neutralize the effects of certain macro-economic and market factors in an effort to lower the volatility of the fund's returns.
    The fund may invest up to 20% of its total assets in securities of companies located in developing countries, i.e., those that are in the initial stages of their industrial cycle. The fund may also invest up to 20% of its net assets in debt securities of U.S. and foreign issuers.
    Among the principal risks of investing in the fund, which could adversely affect its net asset value, yield and total return are:


Market Risk              Convertible Securities Risk  Derivatives Risk             Active Trading Risk
Equity Securities Risk   Interest Rate Risk           Leverage Risk                Management Risk
Foreign Securities Risk  Credit Risk                  Currency/Exchange Rate Risk


    Please see "Investment Objectives, Strategies and Risks" for a description of these risks.
    There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will rise and fall with the prices of the securities in which the fund invests.
    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
  BASIC VALUE - CONSERVATIVE ALLOCATION - GLOBAL EQUITY - GROWTH ALLOCATION -
                  INCOME ALLOCATION - INTERNATIONAL ALLOCATION
    MID CAP CORE EQUITY - MODERATE ALLOCATION - MODERATE GROWTH ALLOCATION -
             MODERATELY CONSERVATIVE ALLOCATION - SMALL CAP GROWTH
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY (CONTINUED)
--------------------------------------------------------------------------------

MID CAP CORE EQUITY


The fund's investment objective is long-term growth of capital.
    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in equity securities, including convertible securities, of mid-capitalization companies. In selecting securities for the fund's portfolio, the portfolio managers seek to identify those companies that are, in their view, undervalued relative to current or projected earnings, or to the current market value of assets owned by the company.
    The fund may invest up to 25% of its total assets in foreign securities. The fund may also invest up to 20% of its assets in equity securities of issuers that have market capitalizations, at the time of purchase, in other market capitalization ranges. The fund may invest up to 20% of its assets in investment-grade debt securities, U.S. government securities, and high-quality money market instruments, including shares of affiliated money market funds.
    The fund employs a risk management strategy to reduce volatility. Pursuant to this strategy, the fund generally invests a substantial amount of its assets in cash and cash equivalents.
    Among the principal risks of investing in the fund, which could adversely affect its net asset value, yield and total return are:


Market Risk              Convertible Securities Risk  U.S. Government Obligations Risk  Leverage Risk
Equity Securities Risk   Interest Rate Risk           Market Capitalization Risk        Cash/Cash Equivalents Risk
Foreign Securities Risk  Credit Risk                  Derivatives Risk                  Management Risk


    Please see "Investment Objectives, Strategies and Risks" for a description of these risks.
    There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will rise and fall with the prices of the securities in which the fund invests.
    To the extent the fund holds cash or cash equivalents rather than equity securities, it may not achieve its investment objective and it may under perform its peer group and benchmark index, particularly during periods of strong market performance.
    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SMALL CAP GROWTH

The fund's investment objective is long-term growth of capital.
    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in securities of small-capitalization companies. In selecting securities for the fund's portfolio, the portfolio managers seek to identify those companies that have strong earnings growth or demonstrate other potential for growth of capital.
    The fund may invest up to 25% of its total assets in foreign securities. The fund may also invest up to 20% of its assets in equity securities of issuers that have market capitalizations, at the time of purchase, in other market capitalization ranges, and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments.
    Among the principal risks of investing in the fund, which could adversely affect its net asset value, yield and total return are:


Market Risk              Market Capitalization Risk   Credit Risk                       Leverage Risk
Growth Investing Risk    Convertible Securities Risk  U.S. Government Obligations Risk  Management Risk
Equity Securities Risk   Interest Rate Risk           Derivatives Risk
Foreign Securities Risk


    Please see "Investment Objectives, Strategies and Risks" for a description of these risks.
    There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will rise and fall with the prices of the securities in which the fund invests.
    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
  BASIC VALUE - CONSERVATIVE ALLOCATION - GLOBAL EQUITY - GROWTH ALLOCATION -
                  INCOME ALLOCATION - INTERNATIONAL ALLOCATION
    MID CAP CORE EQUITY - MODERATE ALLOCATION - MODERATE GROWTH ALLOCATION -
             MODERATELY CONSERVATIVE ALLOCATION - SMALL CAP GROWTH
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar charts and tables shown below provide an indication of the risks of investing in each of the funds. A fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar charts show the changes in performance of each fund's Institutional Class shares from year to year. Institutional Class shares are not subject to front-end or back-end sales loads.

BASIC VALUE--INSTITUTIONAL CLASS(1)


--------------------

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2003...................................................................   34.67%
2004...................................................................   11.50%
2005...................................................................    6.04%
2006...................................................................   13.64%
2007...................................................................    1.42%


CONSERVATIVE ALLOCATION--INSTITUTIONAL CLASS


--------------------

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2005...................................................................    3.79%
2006...................................................................    7.16%
2007...................................................................    4.13%


GLOBAL EQUITY--INSTITUTIONAL CLASS(1)


--------------------

                                                                        ANNUAL
YEAR ENDED                                                               TOTAL
DECEMBER 31                                                             RETURNS
-----------                                                             -------
2005..................................................................    9.97%
2006..................................................................   19.40%
2007..................................................................    5.58%

--------------------------------------------------------------------------------
  BASIC VALUE - CONSERVATIVE ALLOCATION - GLOBAL EQUITY - GROWTH ALLOCATION -
                  INCOME ALLOCATION - INTERNATIONAL ALLOCATION
    MID CAP CORE EQUITY - MODERATE ALLOCATION - MODERATE GROWTH ALLOCATION -
             MODERATELY CONSERVATIVE ALLOCATION - SMALL CAP GROWTH
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

GROWTH ALLOCATION--INSTITUTIONAL CLASS


--------------------

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2005...................................................................   10.52%
2006...................................................................   16.98%
2007...................................................................    8.09%


INCOME ALLOCATION--INSTITUTIONAL CLASS


--------------------

                                                                        ANNUAL
YEAR ENDED                                                               TOTAL
DECEMBER 31                                                             RETURNS
-----------                                                             -------
2006..................................................................   11.87%
2007..................................................................    3.66%


INTERNATIONAL ALLOCATION--INSTITUTIONAL CLASS


--------------------

                                                                        ANNUAL
YEAR ENDED                                                               TOTAL
DECEMBER 31                                                             RETURNS
-----------                                                             -------
2006..................................................................   26.64%
2007..................................................................   10.66%

--------------------------------------------------------------------------------
  BASIC VALUE - CONSERVATIVE ALLOCATION - GLOBAL EQUITY - GROWTH ALLOCATION -
                  INCOME ALLOCATION - INTERNATIONAL ALLOCATION
    MID CAP CORE EQUITY - MODERATE ALLOCATION - MODERATE GROWTH ALLOCATION -
             MODERATELY CONSERVATIVE ALLOCATION - SMALL CAP GROWTH
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

MID CAP CORE EQUITY--INSTITUTIONAL CLASS


--------------------

                                                                        ANNUAL
YEAR ENDED                                                               TOTAL
DECEMBER 31                                                             RETURNS
-----------                                                             -------
2003..................................................................  28.02%
2004..................................................................  14.40%
2005..................................................................   7.92%
2006..................................................................  11.62%
2007..................................................................  10.33%


MODERATE ALLOCATION--INSTITUTIONAL CLASS


--------------------

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2005...................................................................    7.76%
2006...................................................................   11.96%
2007...................................................................    7.49%


MODERATE GROWTH ALLOCATION--INSTITUTIONAL CLASS


--------------------

                                                                        ANNUAL
YEAR ENDED                                                               TOTAL
DECEMBER 31                                                             RETURNS
-----------                                                             -------
2006..................................................................   15.17%
2007..................................................................    7.50%


MODERATELY CONSERVATIVE ALLOCATION--INSTITUTIONAL CLASS


--------------------

                                                                        ANNUAL
YEAR ENDED                                                               TOTAL
DECEMBER 31                                                             RETURNS
-----------                                                             -------
2006..................................................................    8.41%
2007..................................................................    6.51%

--------------------------------------------------------------------------------
  BASIC VALUE - CONSERVATIVE ALLOCATION - GLOBAL EQUITY - GROWTH ALLOCATION -
                  INCOME ALLOCATION - INTERNATIONAL ALLOCATION
    MID CAP CORE EQUITY - MODERATE ALLOCATION - MODERATE GROWTH ALLOCATION -
             MODERATELY CONSERVATIVE ALLOCATION - SMALL CAP GROWTH
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

SMALL CAP GROWTH--INSTITUTIONAL CLASS(1)


--------------------

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2003...................................................................  39.83%
2004...................................................................   7.41%
2005...................................................................   8.93%
2006...................................................................  14.76%
2007...................................................................  11.85%


(1) Basic Value's, Global Equity's and Small Cap Growth's returns during certain periods were positively impacted by their investments in initial public offerings (IPOs). There can be no assurance that the funds will have favorable IPO investment opportunities in the future. For additional information regarding the funds' performance, please see the "Financial Highlights" section of this prospectus.

    The year-to-date total return for each fund as of March 31, 2008 was as follows:


--------------------------------------------------------------
Basic Value--Institutional Class                       (12.38)%
Conservative Allocation--Institutional
  Class                                                 (2.00)%
Global Equity--Institutional Class                      (8.77)%
Growth Allocation--Institutional Class                 (10.25)%
Income Allocation--Institutional Class                  (2.46)%
International Allocation--Institutional
  Class                                                (10.59)%
Mid Cap Core Equity--Institutional Class                (5.03)%
Moderate Allocation--Institutional Class                (7.43)%
Moderate Growth
  Allocation--Institutional Class                       (8.97)%
Moderately Conservative
  Allocation--Institutional Class                       (4.44)%
Small Cap Growth--Institutional Class                  (12.86)%
--------------------------------------------------------------


    During the periods shown in the bar charts, the highest quarterly returns and the lowest quarterly returns were as follows:


                                            HIGHEST QUARTERLY RETURN        LOWEST QUARTERLY RETURN
FUND                                            (QUARTER ENDED)                 (QUARTER ENDED)
-------------------------------------------------------------------------------------------------------
Basic Value--Institutional Class          21.21%    June 30, 2003         (6.15)%    March 31, 2003
Conservative Allocation--Institutional     2.92%    December 31, 2006     (0.62)%    December 31, 2007
  Class
Global Equity--Institutional Class         8.76%    December 31, 2006     (4.17)%    December 31, 2007
Growth Allocation--Institutional Class     7.99%    December 31, 2006     (2.50)%    June 30, 2006
Income Allocation--Institutional Class     4.21%    December 31, 2006     (0.87)%    December 31, 2007
International Allocation--Institutional   10.26%    March 31, 2006        (1.94)%    December 31, 2007
  Class
Mid Cap Core Equity--Institutional Class  16.81%    June 30, 2003         (4.32)%    March 31, 2003
Moderate Allocation--Institutional Class   5.37%    December 31, 2006     (1.83)%    June 30, 2006
Moderate Growth                            6.89%    December 31, 2006     (1.99)%    June 30, 2006
  Allocation--Institutional Class
Moderately Conservative                    3.90%    December 31, 2006     (1.38)%    June 30, 2006
  Allocation--Institutional Class
Small Cap Growth--Institutional Class     20.94%    June 30, 2003         (8.74)%    September 30, 2004
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  BASIC VALUE - CONSERVATIVE ALLOCATION - GLOBAL EQUITY - GROWTH ALLOCATION -
                  INCOME ALLOCATION - INTERNATIONAL ALLOCATION
    MID CAP CORE EQUITY - MODERATE ALLOCATION - MODERATE GROWTH ALLOCATION -
             MODERATELY CONSERVATIVE ALLOCATION - SMALL CAP GROWTH
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE TABLE

The following performance table compares each fund's performance to that of a broad-based securities market index, a peer group index and/or a style specific index. The indices may not reflect payment of fees, expenses or taxes. The funds are not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the funds may deviate significantly from the performance of the indices shown below.


AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------------------------------------------
(for the periods ended                                    SINCE          INCEPTION
December 31, 2007)      1 YEAR     5 YEARS    10 YEARS   INCEPTION         DATE
---------------------------------------------------------------------------------------

BASIC
  VALUE--INSTITUTIONAL
  CLASS(1)                                                                 03/15/02
  Return Before Taxes     1.42%     12.91%        --        5.44%
  Return After Taxes
     on Distributions    (0.78)     12.22         --        4.88
  Return After Taxes
     on Distributions
     and Sale of Fund
     Shares               3.83      11.32         --        4.70

---------------------------------------------------------------------------------------

S&P 500--Registered
  Trademark-- Index(2)    5.49      12.82         --        6.87           02/28/02(34)

Russell
  1000--Registered
  Trademark-- Value
  Index(3,4)             (0.17)     14.63         --        9.32           02/28/02(34)

Lipper Large-Cap Value
  Funds Index(3,5)        2.46      13.04         --        7.43           02/28/02(34)

---------------------------------------------------------------------------------------

CONSERVATIVE
ALLOCATION--INSTITUTIONAL
  CLASS                                                                    04/30/04
  Return Before Taxes     4.13         --         --        5.28
  Return After Taxes
     on Distributions     2.50         --         --        4.11
  Return After Taxes
     on Distributions
     and Sale of Fund
     Shares               3.09         --         --        3.94

---------------------------------------------------------------------------------------

S&P 500--Registered
  Trademark-- Index(2)    5.49         --         --       10.02           04/30/04

Custom Conservative
  Allocation
  Index(6,7)              6.20         --         --        6.63           04/30/04

Lipper Mixed-Asset
  Target Allocation
  Conservative Funds
  Index(6,8)              5.66         --         --        6.31           04/30/04

---------------------------------------------------------------------------------------

GLOBAL
 EQUITY--INSTITUTIONAL
  CLASS(1,9)                                                               09/15/97(9)
  Return Before Taxes     5.58      18.44      10.35          --
  Return After Taxes
     on Distributions     1.94      16.26       8.69          --
  Return After Taxes
     on Distributions
     and Sale of Fund
     Shares               5.43      15.47       8.41          --

---------------------------------------------------------------------------------------

MSCI World
  Index(SM)(10)           9.04      16.96       7.00          --

Lipper Global
  Multi-Cap Core Funds
  Index(10,11)            8.20      16.43       7.69          --

---------------------------------------------------------------------------------------
GROWTH
ALLOCATION--INSTITUTIONAL
  CLASS                                                                    04/30/04
  Return Before Taxes     8.09         --         --       13.37
  Return After Taxes
     on Distributions     7.27         --         --       12.77
  Return After Taxes
     on Distributions
     and Sale of Fund
     Shares               6.02         --         --       11.46

---------------------------------------------------------------------------------------

S&P 500--Registered
  Trademark-- Index(2)    5.49         --         --       10.02           04/30/04

Custom Growth
  Allocation
  Index(12,13)            5.64         --         --       12.66           04/30/04

Lipper Multi-Cap Core
  Funds Index(12,14)      5.97         --         --       10.92           04/30/04

---------------------------------------------------------------------------------------
INCOME
ALLOCATION--INSTITUTIONAL
  CLASS                                                                    10/31/05
  Return Before Taxes     3.66         --         --        8.20
  Return After Taxes
     on Distributions     1.93         --         --        6.47
  Return After Taxes
     on Distributions
     and Sale of Fund
     Shares               2.76         --         --        6.10

---------------------------------------------------------------------------------------
S&P 500(R) Index(2)       5.49         --         --       11.58           10/31/05
Custom Income
  Allocation
  Index(15,16)            4.92         --         --        8.22           10/31/05
Lipper Mixed-Asset
  Target Allocation
  Conservative Funds
  Index(15,17)            5.66         --         --        7.76           10/31/05

---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  BASIC VALUE - CONSERVATIVE ALLOCATION - GLOBAL EQUITY - GROWTH ALLOCATION -
                  INCOME ALLOCATION - INTERNATIONAL ALLOCATION
    MID CAP CORE EQUITY - MODERATE ALLOCATION - MODERATE GROWTH ALLOCATION -
             MODERATELY CONSERVATIVE ALLOCATION - SMALL CAP GROWTH
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------



AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------------------
(for the periods ended                         SINCE          INCEPTION
December 31, 2007)      1 YEAR     5 YEARS    INCEPTION         DATE
----------------------------------------------------------------------------
INTERNATIONAL
ALLOCATION--INSTITUTIONAL
  CLASS                                                         10/31/05
  Return Before Taxes    10.66         --       21.02
  Return After Taxes
     on Distributions    10.02         --       20.13
  Return After Taxes
     on Distributions
     and Sale of Fund
     Shares               7.73         --       17.82

----------------------------------------------------------------------------

MSCI EAFE--Registered
  Trademark--
  Index(18)              11.17         --       20.80           10/31/05

Lipper International
  Multi-Cap Core Funds
  Index(18.19)           12.61         --       20.60           10/31/05

----------------------------------------------------------------------------

MID CAP CORE
 EQUITY--INSTITUTIONAL
  CLASS                                                         03/15/02
  Return Before Taxes    10.33      14.25        9.09
  Return After Taxes
     on Distributions     7.32      12.41        7.57
  Return After Taxes
     on Distributions
     and Sale of Fund
     Shares              10.38      12.22        7.69

----------------------------------------------------------------------------

S&P 500--Registered
  Trademark-- Index(2)    5.49      12.82        6.87           02/28/02(34)

Russell
  Midcap--Registered
  Trademark--
  Index(20,21)            5.60      18.21       12.30           02/28/02(34)

Lipper Mid-Cap Core
  Funds Index(20,22)      6.34      15.80       10.29           02/28/02(34)

----------------------------------------------------------------------------
MODERATE
ALLOCATION--INSTITUTIONAL
  CLASS                                                         04/30/04
  Return Before Taxes     7.49         --       10.20
  Return After Taxes
     on Distributions     5.99         --        9.18
  Return After Taxes
     on Distributions
     and Sale of Fund
     Shares               5.60         --        8.39

----------------------------------------------------------------------------

S&P 500--Registered
  Trademark-- Index(2)    5.49         --       10.02           04/30/04

Custom Moderate
  Allocation
  Index(23,24)            6.87         --        9.89           04/30/04

Lipper Mixed-Asset
  Target Allocation
  Moderate Funds
  Index(23,25)            5.67         --        8.50           04/30/04

----------------------------------------------------------------------------
MODERATE GROWTH
ALLOCATION--INSTITUTIONAL
  CLASS                                                         04/29/05

  Return Before Taxes     7.50         --       13.74

  Return After Taxes
     on Distributions     6.54         --       13.00

  Return After Taxes
     on Distributions
     and Sale of Fund
     Shares               5.43         --       11.56

----------------------------------------------------------------------------

S&P 500(R) Index(2)       5.49         --       11.44           04/29/05

Custom Moderate Growth
  Allocation
  Index(26,27)            6.28         --       12.36           04/29/05

Lipper Mixed-Asset
  Target Allocation
  Growth Funds
  Index(26,28)            6.53         --       10.38           04/29/05

----------------------------------------------------------------------------
MODERATELY
  CONSERVATIVE
  ALLOCATION--INSTITUTIONAL
  CLASS                                                         04/29/05
  Return Before Taxes     6.51         --        8.30
  Return After Taxes
     on Distributions     5.16         --        7.20
  Return After Taxes
     on Distributions
     and Sale of Fund
     Shares               4.64         --        6.57

----------------------------------------------------------------------------

S&P 500(R) Index(2)       5.49         --       11.44           04/29/05

Custom Moderately
  Conservative
  Allocation
  Index(29,30)            6.54         --        8.45           04/29/05

Lipper Mixed-Asset
  Target Allocation
  Conservative Funds
  Index(17,29)            5.66         --        7.59           04/29/05

----------------------------------------------------------------------------
SMALL CAP
 GROWTH--INSTITUTIONAL
  CLASS(1)                                                      03/15/02
  Return Before Taxes    11.85      16.00        8.22
  Return After Taxes
     on Distributions    10.07      15.13        7.53
  Return After Taxes
     on Distributions
     and Sale of Fund
     Shares              10.04      14.04        7.11

----------------------------------------------------------------------------

S&P 500--Registered
  Trademark-- Index(2)    5.49      12.82        6.87           02/28/02(34)

Russell
  2000--Registered
  Trademark-- Growth
  Index(31,32)            7.05      16.50        9.07           02/28/02(34)

Lipper Small-Cap
  Growth Funds
  Index(31,33)            9.68      15.44        8.72           02/28/02(34)
----------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------

  BASIC VALUE - CONSERVATIVE ALLOCATION - GLOBAL EQUITY - GROWTH ALLOCATION -
                  INCOME ALLOCATION - INTERNATIONAL ALLOCATION
    MID CAP CORE EQUITY - MODERATE ALLOCATION - MODERATE GROWTH ALLOCATION -
             MODERATELY CONSERVATIVE ALLOCATION - SMALL CAP GROWTH
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

 (1) Basic Value's, Global Equity's and Small Cap Growth's returns during certain periods were positively impacted by their investments in IPOs. There can be no assurance that the funds will have favorable IPO investment opportunities in the future. For additional information regarding the fund's performance, please see the "Financial Highlights" section of this prospectus.
 (2) The Standard & Poor's 500 Index is a market capitalization weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry.
 (3) The fund has also included the Russell 1000 Value Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Large-Cap Value Funds Index (which may or may not include the fund) is included for comparison to a peer group.
 (4) The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is comprised of 1,000 of the largest capitalized U.S. domiciled companies whose common stock is traded in the United States. This index makes up the largest 1,000 stocks of the Russell 3000 universe. The Russell 3000 Index is widely regarded as the standard for measuring the U.S. stock market performance. This index includes a representative sample of 3,000 of the largest U.S. companies in leading industries and represents approximately 98% of the investable U.S. equity market.

 (5) The Lipper Large-Cap Value Funds Index is an equally weighted representation of the largest funds in the Lipper Large-Cap Value category. These funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P Composite 1500 Index. The S&P Composite 1500 Index is a market cap weighted index made up of 1500 liquid securities of companies with market capitalizations of $300 million and above, and represents the small-, mid-, and large-cap markets. Large-Cap Value funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three year sales-per-share growth value, compared to the S&P 500 Index.


 (6) The fund has also included the Custom Conservative Allocation Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Mixed-Asset Target Allocation Conservative Funds Index (which may or may not include the fund), is included for comparison to a peer group.


 (7) The Custom Conservative Allocation Index, created by Invesco Aim to serve as a benchmark for AIM Conservative Allocation Fund, is composed of the following indexes: Russell 3000, MSCI EAFE, Lehman Brothers U.S. Universal and three-month U.S. Treasury bill. The composition of the index may change from time to time based upon the target asset allocation of the fund. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the objective of the fund. The Russell 3000--Registered Trademark-- Index is an unmanaged index considered representative of the U.S. stock market. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell is a trademark of the Frank Russell Co. The MSCI EAFE--Registered Trademark-- Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The Lehman Brothers U.S. Universal Index is composed of the following Lehman Brothers indexes: U.S. Aggregate Index, U.S. High-Yield Corporate, 144A, Eurodollar, Emerging Markets and the non-ERISA portion of CMBS. The three-month U.S. Treasury bill index is compiled by Lipper and is derived from secondary market interest rates published by the Federal Reserve Bank.


 (8) The Lipper Mixed-Asset Target Allocation Conservative Funds Index is an equally weighted representation of the largest funds in the Lipper Mixed-Asset Target Allocation Conservative Funds category. These funds, by portfolio practice, maintain a mix of between 20% to 40% equity securities, with the remainder invested in bonds, cash and cash equivalents.


 (9) The return shown for the one year period is the historical performance of the fund's Institutional Class shares. The returns shown for other periods are the blended returns of the historical performance of the fund's Institutional Class shares since their inception and the restated historical performance of the fund's Class A shares (for the periods prior to the inception of the Institutional Class shares) at net asset value, which restated performance will reflect the Rule 12b-1 fees applicable to the Class A shares. The inception date shown in the table is that of the Fund's Class A shares. The inception date of the fund's Institutional Class shares is April 30, 2004.


 (10) The Morgan Stanley Capital International World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. In addition, the Lipper Global Multi-Cap Core Funds Index (which may or may not include the fund) is included for comparison to a peer group.


 (11) The Lipper Global Multi-Cap Core Funds Index is an equally weighted representation of the largest funds in the Lipper Global Multi-Cap Core category. These are funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Global multi-cap funds typically have 25% to 75% of their assets invested in companies both inside and outside of the U.S. with market capitalizations (on a three-year weighted basis) greater than the 500th-largest company in the S&P/Citigroup World Broad Market Index (BMI). The S&P/Citigroup World BMI consists of constituents from the 27 developed markets of the S&P/Citigroup Broad Market Index. The S&P/Citigroup Broad Market Index includes all of the institutionally investable stocks from each country that have a market capitalization of at least 100 million USD. Global multi-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World BMI.


 (12) The fund has also included the Custom Growth Allocation Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Multi-Cap Core Funds Index (which may or may not include the fund) is included for comparison to a peer group.


 (13) The Custom Growth Allocation Index, created by Invesco Aim to serve as a benchmark for AIM Growth Allocation Fund, is composed of the following indexes: Russell 3000, MSCI EAFE, FTSE NAREIT Equity REITs and Lehman Brothers U.S. Universal. The composition for the index may change from time to time based upon the target asset allocation of the fund. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the objective of the fund. The Russell 3000--Registered Trademark-- Index is an unmanaged index considered representative of the U.S. stock market. The Russell 3000 Index is a trademark/servicemark of the Frank Russell Co. Russell--Registered Trademark--is a trademark of the Frank Russell Co. The MSCI EAFE--Registered Trademark-- Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The FTSE NAREIT Equity REITs Index is an unmanaged index considered representative of U.S. REITs. The Lehman Brothers U.S. Universal Index is composed of the following Lehman Brothers indexes: U.S. Aggregate Index, U.S. High-Yield Corporate, 144A, Eurodollar, Emerging Markets and the non-ERISA portion of CMBS.


 (14) The Lipper Multi-Cap Core Funds Index is an equally weighted representation of the largest funds in the Lipper Multi-Cap Core Funds category. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three year sales-per-share growth value, compared to the S&P Composite 1500 Index. The S&P Composite 1500 Index is a broad market portfolio representing the large cap, mid cap and small cap segments of the U.S. equity market.


 (15) The fund has also included the Custom Income Allocation Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Mixed-Asset Target Allocation Conservative Funds Index (which may or may not include the fund) is included for comparison to a peer group.


 (16) The Custom Income Allocation Index, created by Invesco Aim to serve as a benchmark for AIM Income Allocation Fund, is composed of the following indexes: Russell 3000, MSCI EAFE, FTSE NAREIT Equity REITs and Lehman Brothers U.S. Universal. The composition of the index may change from time to time based upon the target asset allocation of the fund. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the objective of the fund. The Russell 3000--Registered Trademark-- Index is an unmanaged index considered representative of the U.S. stock market. The Russell 3000 Index is a trademark/servicemark of the Frank Russell Co. Russell--Registered Trademark--is a trademark of the Frank Russell Co. The MSCI EAFE--Registered Trademark-- Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The FTSE NAREIT Equity REITs Index is an unmanaged index considered representative of U.S. REITs. The Lehman Brothers U.S. Universal Index is composed of the following Lehman Brothers indexes: U.S. Aggregate Index, U.S. High-Yield Corporate, 144A, Eurodollar, Emerging Markets and the non-ERISA portion of CMBS.


 (17) The Lipper Mixed-Asset Target Allocation Conservative Funds Index is an equally weighted representation of the largest funds in the Lipper Mixed-Asset Target Allocation Conservative Funds category. These funds, by portfolio practice, maintain a mix of between 20% to 40% equity securities, with the remainder invested in bonds, cash and cash equivalents.

--------------------------------------------------------------------------------
  BASIC VALUE - CONSERVATIVE ALLOCATION - GLOBAL EQUITY - GROWTH ALLOCATION -
                  INCOME ALLOCATION - INTERNATIONAL ALLOCATION
    MID CAP CORE EQUITY - MODERATE ALLOCATION - MODERATE GROWTH ALLOCATION -
             MODERATELY CONSERVATIVE ALLOCATION - SMALL CAP GROWTH
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------


 (18) The Morgan Stanley Capital International Europe, Australasia and Far East Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. In addition, the Lipper International Multi-Cap Core Funds Index (which may or may not include the fund) is included for comparison to a peer group.


 (19) The Lipper International Multi-Cap Core Funds Index is an equally weighted representation of the largest funds in the Lipper International Multi-Cap Core Funds category. These funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI. The S&P/ Citigroup World ex U.S. BMI is a subset of the developed markets portion of the S&P/Citigroup Global BMI, excluding the United States. The S&P/Citigroup Global BMI is an unmanaged float adjusted index that reflects the stock markets of all countries that meet certain market capitalization criteria.


 (20) The fund has also included the Russell Midcap Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Mid-Cap Core Funds Index (which may or may not include the fund) is included for comparison to a peer group.


 (21) The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index. The Russell 1000 Index is comprised of 1,000 of the largest capitalized U.S. domiciled companies whose common stock is traded in the United States. This index makes up the largest 1,000 stocks of the Russell 3000(R) Index, which includes a representative sample of 3,000 of the largest U.S. companies in leading industries and represents approximately 98% of the investable U.S. equity market. These stocks represent approximately 25% of the total market capitalization of the Russell 1000 Index.


 (22) The Lipper Mid-Cap Core Funds Index is an equally weighted representation of the largest funds in the Lipper Mid-Cap Core Classification. These funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P Composite 1500 Index. The S&P Composite 1500 Index is a market cap weighted index made up of 1500 liquid securities of companies with market capitalizations of $300 million and above, and represents the small-, mid-, and large-cap markets. Mid-Cap Core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three year sales-per-share growth value, compared to the S&P MidCap 400 Index. The S&P MidCap 400 consists of 400 domestic mid-cap stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index and was the first benchmark of mid-cap stock price movement.


 (23) The fund has also included the Custom Moderate Allocation Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Mixed-Asset Target Allocation Moderate Funds Index (which may or may not include the fund), is included for comparison to a peer group.


 (24) The Custom Moderate Allocation Index, created by Invesco Aim to serve as a benchmark for AIM Moderate Allocation fund, is composed of the following indexes: Russell 3000, MSCI EAFE and Lehman Brothers U.S. Universal. The composition of the index may change from time to time based upon the target asset allocation of the fund. Therefore, the current composition of the index does not reflect its historic composition and will likely be altered in the future to better reflect the objective of the fund. The Russell 3000--Registered Trademark-- Index is an unmanaged index considered representative of the U.S. stock market. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell--Registered Trademark-- is a trademark of the Frank Russell Co. The MSCI EAFE--Registered Trademark-- Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The Lehman Brothers U.S. Universal Index is composed of the following Lehman Brothers indexes: U.S. Aggregate Index, U.S. High-Yield Corporate, 144A, Eurodollar, Emerging Markets and the non-ERISA portion of the CMBS.


 (25) The Lipper Mixed-Asset Target Allocation Moderate Funds Index is an equally weighted representation of the largest funds in the Lipper Mixed-Asset Target Allocation Moderate Funds category. These funds, by portfolio practice, maintain a mix of between 40% to 60% equity securities, with the remainder invested in bonds, cash and cash equivalents.


 (26) The fund has also included the Custom Moderate Growth Allocation Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Mixed-Asset Target Allocation Growth Funds Index (which may or may not include the fund) is included for comparison to a peer group.


 (27) The Custom Moderate Growth Allocation Index, created by Invesco Aim to serve as a benchmark for AIM Moderate Growth Allocation Fund, is composed of the following indexes: Russell 3000, MSCI EAFE, FTSE NAREIT Equity REITs and Lehman Brothers U.S. Universal. The composition of the index may change from time to time based upon the target asset allocation of the fund. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the objective of the fund. The Russell 3000--Registered Trademark-- Index is an unmanaged index considered representative of the U.S. stock market. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell--Registered Trademark-- is a trademark of the Frank Russell Co. The MSCI EAFE--Registered Trademark-- Index is an unmanaged index considered representative of stock of Europe, Australasia and the Far East. The FTSE NAREIT Equity REITs Index is an unmanaged index considered representative of U.S. REITs. The Lehman Brothers U.S. Universal Index is composed of the following Lehman Brothers indexes: U.S. Aggregate Index, U.S. High-Yield Corporate, 144A, Eurodollar, Emerging Markets and the non-ERISA portion of CMBS.


 (28) The Lipper Mixed-Asset Target Allocation Growth Funds Index is an equally weighted representation of the largest funds in the Lipper Mixed-Asset Target Allocation Growth Funds category. These funds, by portfolio practice, maintain a mix of between 60% to 80% equity securities, with the remainder invested in bonds, cash and cash equivalents.


 (29) The fund has also included the Custom Moderately Conservative Allocation Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Mixed-Asset Target Allocation Conservative Funds Index (which may or may not include the fund) is included for comparison to a peer group.


 (30) The Custom Moderately Conservative Allocation Index, created by Invesco Aim to serve as a benchmark for AIM Moderately Conservative Allocation fund, is composed of the following indexes: Russell 3000, MSCI EAFE and Lehman Brothers U.S. Universal. The composition of the index may change from time to time based upon the target asset allocation of the fund. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the objective of the fund. The Russell 3000--Registered Trademark-- Index is an unmanaged index considered representative of the U.S. stock market. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell--Registered Trademark--is a trademark of the Frank Russell Co. The MSCI EAFE--Registered Trademark-- Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The Lehman Brothers U.S. Universal Index is composed of the following Lehman Brothers Indexes: U.S. Aggregate Index, U.S. High-Yield Corporate, 144A, Eurodollar, Emerging Markets and the non-ERISA portion of CMBS.


 (31) The fund has also included the Russell 2000 Growth Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Small-Cap Growth Funds Index (which may or may not include the fund) is included for comparison to a peer group.


 (32) The Russell 2000 Growth Index measures the performance of those Russell 2000--Registered Trademark-- Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is comprised of the smallest 2,000 stocks in the Russell 3000--Registered Trademark-- Index. This index is widely regarded as representative of small-cap stocks. The Russell 3000 Index includes a representative sample of 3,000 of the largest U.S. companies in leading industries and represents approximately 98% of the investable U.S. equity market.


 (33) The Lipper Small-Cap Growth Funds Index is an equally weighted representation of the largest funds in the Lipper Small-Cap Growth Classification. These funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median market capitalization of the smallest 500 of the middle 1,000 securities of the S&P Composite 1500 Index. The S&P Composite 1500 Index is a market cap weighted index made up of 1500 liquid securities of companies with market capitalizations of $300 million and above, and represents the small-, mid-, and large-cap markets. Small-Cap Growth funds typically have an above average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. The S&P SmallCap 600 Index consists of 600 small cap domestic stocks chosen for market size, liquidity, (bid-asked spread, ownership, share turnover and number of no trade days) and industry group representation. It is a market-value weighted index, with each stock's weight in the Index proportionate to its market value.


 (34) The average annual total return given is since the month-end closest to the inception date of the Institutional class shares of Basic Value, Mid Cap Core Equity and Small Cap Growth.

--------------------------------------------------------------------------------
  BASIC VALUE - CONSERVATIVE ALLOCATION - GLOBAL EQUITY - GROWTH ALLOCATION -
                  INCOME ALLOCATION - INTERNATIONAL ALLOCATION
    MID CAP CORE EQUITY - MODERATE ALLOCATION - MODERATE GROWTH ALLOCATION -
             MODERATELY CONSERVATIVE ALLOCATION - SMALL CAP GROWTH
--------------------------------------------------------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the funds:

SHAREHOLDER FEES
--------------------------------------------------------------------------------------------------------------------
(fees paid directly from your             BASIC    CONSERVATIVE   GLOBAL     GROWTH       INCOME       INTERNATIONAL
investment)                               VALUE    ALLOCATION     EQUITY     ALLOCATION   ALLOCATION   ALLOCATION
--------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a percentage of
offering price)                            None        None         None        None         None          None

Maximum Deferred Sales Charge (Load) (as
a percentage of original purchase price
or redemption proceeds, whichever is
less)                                      None        None         None        None         None          None

Redemption/Exchange Fee (as a percentage
of amount redeemed/exchanged)              None        None         2.00%(1)    None         None          2.00%(1)
--------------------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
-------------------------------------------------------------------------------------------------
                                          MID CAP               MODERATE    MODERATELY     SMALL
(fees paid directly from your             CORE      MODERATE    GROWTH      CONSERVATIVE    CAP
investment)                               EQUITY    ALLOCATION  ALLOCATION  ALLOCATION     GROWTH
-------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a percentage of
offering price)                            None       None        None          None        None

Maximum Deferred Sales Charge (Load) (as
a percentage of original purchase price
or redemption proceeds, whichever is
less)                                      None       None        None          None        None

Redemption/Exchange Fee (as a percentage
of amount redeemed/exchanged)              None       None        None          None        None
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses(2)
(expenses that are deducted from fund     BASIC    CONSERVATIVE   GLOBAL     GROWTH       INCOME       INTERNATIONAL
assets)                                   VALUE    ALLOCATION     EQUITY     ALLOCATION   ALLOCATION   ALLOCATION
--------------------------------------------------------------------------------------------------------------------
Management Fees(3,4)                       0.62%       None         0.79%       None         None          None

Distribution and/or Service (12b-1) Fees   0.00        0.00%        0.00        0.00%        0.00%         0.00%

Other Expenses(5)                          0.14        0.21         0.20        0.08         0.33          0.17

Acquired Fund Fees and Expenses(6)         0.00        0.62         0.01        0.80         0.69          0.96

Total Annual Fund Operating Expenses       0.76        0.83         1.00        0.88         1.02          1.13

Fee Waiver(5,7)                              --          --           --          --         0.30            --

Net Annual Fund Operating Expenses         0.76        0.83         1.00        0.88         0.72          1.13
--------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses(2)         MID CAP               MODERATE    MODERATELY     SMALL
(expenses that are deducted from fund     CORE      MODERATE    GROWTH      CONSERVATIVE    CAP
assets)                                   EQUITY    ALLOCATION  ALLOCATION  ALLOCATION     GROWTH
-------------------------------------------------------------------------------------------------
Management Fees(3,4)                       0.68%      None        None          None        0.69%

Distribution and/or Service (12b-1) Fees   0.00       0.00%       0.00%         0.00%       0.00

Other Expenses(5)                          0.15       0.09        0.12          0.27        0.12

Acquired Fund Fees and Expenses(6)         0.02       0.76        0.78          0.70        0.00

Total Annual Fund Operating Expenses       0.85       0.85        0.90          0.97        0.81

Fee Waiver(5,7)                            0.02         --          --          0.13          --

Net Annual Fund Operating Expenses         0.83       0.85        0.90          0.84        0.81
-------------------------------------------------------------------------------------------------


(1) You may be charged a 2.00% fee on redemptions or exchanges of Institutional Class shares held 30 days or less. See "General Information--Redemption Fees.
(2) There is no guarantee that actual expenses will be the same as those shown in the table.

(3) Effective July 1, 2007, the Board of Trustees approved a reduced contractual advisory fee schedule for Basic Value and Global Equity. Prior to such date, the funds' advisor had contractually agreed to waive advisory fees to the same reduced advisory fee schedule. Pursuant to the new fee schedule, the maximum annual advisory fee rate for Basic Value ranges from 0.695% (for average net assets up to $250 million) to 0.52% (for average net assets over $10 billion) and the maximum annual advisory fee rate for Global Equity ranges from 0.80% (for average net assets up to $250 million) to 0.66% (for average net assets over $10 billion). Management Fees have been restated to reflect the new fee schedule.


(4) Conservative Allocation, Growth Allocation, Income Allocation, International Allocation, Moderate Allocation, Moderate Growth Allocation and Moderately Conservative Allocation do not pay a management fee directly, however, the advisor receives a fee indirectly as a result of the funds' investments in underlying funds also advised by Invesco Aim. See Acquired Fund Fees and Expenses below.


(5) The fund's advisor has contractually agreed to reimburse expenses to the extent necessary to limit Other Expenses (excluding certain items discussed below) to 0.23%, 0.21%, 0.03%, 0.18%, 0.12%, 0.12%, and 0.14% on
    Institutional Class shares of Conservative Allocation, Growth Allocation, Income Allocation, International Allocation, Moderate Allocation, Moderate Growth Allocation and Moderately Conservative Allocation, respectively, through at least June 30, 2008. In determining the advisor's obligation to reimburse expenses, the following expenses are not taken into account, and could cause the Other Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's board of trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which each fund benefits are in the form of credits that each fund receives from the banks where each fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by each fund.


(6) Acquired Fund Fees and Expenses are not fees and expenses incurred by the fund directly but are fees and expenses, including management fees, of the investment companies in which the fund invests. As a result, the Net Annual Fund Operating Expenses will exceed the expense limits above. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. The impact of the Acquired Fund Fees and Expenses are included in the total returns of the fund.


(7) Effective July 1, 2007 through June 30, 2008, AIM contractually agreed to waive advisory fees in the amount of 100% of the advisory fee AIM receives from affiliated money market funds on investments by the Fund in such affiliated money market funds. Fee Waiver reflects this agreement. This contractual waiver resulted in an advisory fee waiver of 0.02% for Mid Cap Core Equity for the year ended December 31, 2007.


    If a financial institution is managing your account, you may also be charged a transaction or other fee by such financial institution.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in the funds with the cost of investing in other mutual funds.
    The expense example assumes you:
  (i)  invest $10,000 in the fund for the time periods indicated;
  (ii) redeem all of your shares at the end of the periods indicated;
  (iii)earn a 5% return on your investment before operating expenses each year; and
  (iv) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements and includes the estimated indirect expenses of the underlying funds).

--------------------------------------------------------------------------------
  BASIC VALUE - CONSERVATIVE ALLOCATION - GLOBAL EQUITY - GROWTH ALLOCATION -
                  INCOME ALLOCATION - INTERNATIONAL ALLOCATION
    MID CAP CORE EQUITY - MODERATE ALLOCATION - MODERATE GROWTH ALLOCATION -
             MODERATELY CONSERVATIVE ALLOCATION - SMALL CAP GROWTH
--------------------------------------------------------------------------------

FEE TABLE AND EXPENSE EXAMPLE (CONTINUED)
--------------------------------------------------------------------------------

    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Basic Value                                 $ 78     $243     $  422     $  942
Conservative Allocation                       85      265        460      1,025
Global Equity                                102      318        552      1,225
Growth Allocation                             90      281        488      1,084
Income Allocation                             74      295        534      1,221
International Allocation                     115      359        622      1,375
Mid Cap Core Equity                           85      269        469      1,047
Moderate Allocation                           87      271        471      1,049
Moderate Growth Allocation                    92      287        498      1,108
Moderately Conservative Allocation            86      296        524      1,178
Small Cap Growth                              83      259        450      1,002
--------------------------------------------------------------------------------


HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between Invesco Aim Advisors, Inc. and certain of its affiliates and the New York Attorney General requires Invesco Aim Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the funds' expenses, including investment advisory fees and other fund costs, on the funds' return over a 10-year period. The example reflects the following:

  - You invest $10,000 in a fund and hold it for the entire 10 year period;



  - Your investment has a 5% return before expenses each year; and




  - Each fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed, and for each allocation fund includes the estimated indirect expenses of the underlying funds.




    There is no assurance that the annual expense ratio will be the expense ratio for the funds' Institutional classes for any of the years shown. To the extent that Invesco Aim Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

BASIC VALUE--
INSTITUTIONAL CLASS                YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)               0.76%           0.76%        0.76%        0.76%        0.76%
Cumulative Return Before
  Expenses                            5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            4.24%           8.66%       13.27%       18.07%       23.08%
End of Year Balance              $10,424.00      $10,865.98   $11,326.70   $11,806.95   $12,307.56
Estimated Annual Expenses        $    77.61      $    80.90   $    84.33   $    87.91   $    91.64
--------------------------------------------------------------------------------------------------

BASIC VALUE--
INSTITUTIONAL CLASS                YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)               0.76%        0.76%        0.76%        0.76%        0.76%
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           28.29%       33.73%       39.40%       45.31%       51.48%
End of Year Balance              $12,829.40   $13,373.37   $13,940.40   $14,531.47   $15,147.61
Estimated Annual Expenses        $    95.52   $    99.57   $   103.79   $   108.19   $   112.78
--------------------------------------------------------------------------------------------------


CONSERVATIVE ALLOCATION--
INSTITUTIONAL CLASS                YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)               0.83%           0.83%        0.83%        0.83%        0.83%
Cumulative Return Before
  Expenses                            5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            4.17%           8.51%       13.04%       17.75%       22.66%
End of Year Balance              $10,417.00      $10,851.39   $11,303.89   $11,775.26   $12,266.29
Estimated Annual Expenses        $    84.73      $    88.26   $    91.94   $    95.78   $    99.77
--------------------------------------------------------------------------------------------------

CONSERVATIVE ALLOCATION--
INSTITUTIONAL CLASS                YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)               0.83%        0.83%        0.83%        0.83%        0.83%
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           27.78%       33.11%       38.66%       44.44%       50.46%
End of Year Balance              $12,777.80   $13,310.63   $13,865.68   $14,443.88   $15,046.19
Estimated Annual Expenses        $   103.93   $   108.27   $   112.78   $   117.48   $   122.38
--------------------------------------------------------------------------------------------------


GLOBAL EQUITY--
INSTITUTIONAL CLASS                YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)               1.00%           1.00%        1.00%        1.00%        1.00%
Cumulative Return Before
  Expenses                            5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            4.00%           8.16%       12.49%       16.99%       21.67%
End of Year Balance              $10,400.00      $10,816.00   $11,248.64   $11,698.59   $12,166.53
Estimated Annual Expenses        $   102.00      $   106.08   $   110.32   $   114.74   $   119.33
--------------------------------------------------------------------------------------------------

GLOBAL EQUITY--
INSTITUTIONAL CLASS                YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)               1.00%        1.00%        1.00%        1.00%        1.00%
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           26.53%       31.59%       36.86%       42.33%       48.02%
End of Year Balance              $12,653.19   $13,159.32   $13,685.69   $14,233.12   $14,802.44
Estimated Annual Expenses        $   124.10   $   129.06   $   134.23   $   139.59   $   145.18
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  BASIC VALUE - CONSERVATIVE ALLOCATION - GLOBAL EQUITY - GROWTH ALLOCATION -
                  INCOME ALLOCATION - INTERNATIONAL ALLOCATION
    MID CAP CORE EQUITY - MODERATE ALLOCATION - MODERATE GROWTH ALLOCATION -
             MODERATELY CONSERVATIVE ALLOCATION - SMALL CAP GROWTH
--------------------------------------------------------------------------------


HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION (CONTINUED)

--------------------------------------------------------------------------------



GROWTH ALLOCATION--
INSTITUTIONAL CLASS                YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)               0.88%           0.88%        0.88%        0.88%        0.88%
Cumulative Return Before
  Expenses                            5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            4.12%           8.41%       12.88%       17.53%       22.37%
End of Year Balance              $10,412.00      $10,840.97   $11,287.62   $11,752.67   $12,236.88
Estimated Annual Expenses        $    89.81      $    93.51   $    97.37   $   101.38   $   105.55
--------------------------------------------------------------------------------------------------


GROWTH ALLOCATION--
INSTITUTIONAL CLASS                YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)               0.88%        0.88%        0.88%        0.88%        0.88%
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           27.41%       32.66%       38.13%       43.82%       49.74%
End of Year Balance              $12,741.04   $13,265.97   $13,812.53   $14,381.61   $14,974.13
Estimated Annual Expenses        $   109.90   $   114.43   $   119.15   $   124.05   $   129.17
--------------------------------------------------------------------------------------------------



INCOME ALLOCATION--
INSTITUTIONAL CLASS                YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)               0.72%           1.02%        1.02%        1.02%        1.02%
Cumulative Return Before
  Expenses                            5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            4.28%           8.43%       12.75%       17.23%       21.90%
End of Year Balance              $10,428.00      $10,843.03   $11,274.59   $11,723.32   $12,189.90
Estimated Annual Expenses        $    73.54      $   108.48   $   112.80   $   117.29   $   121.96
--------------------------------------------------------------------------------------------------


INCOME ALLOCATION--
INSTITUTIONAL CLASS                YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)               1.02%        1.02%        1.02%        1.02%        1.02%
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           26.75%       31.80%       37.04%       42.49%       48.17%
End of Year Balance              $12,675.06   $13,179.53   $13,704.07   $14,249.50   $14,816.63
Estimated Annual Expenses        $   126.81   $   131.86   $   137.11   $   142.56   $   148.24
--------------------------------------------------------------------------------------------------



INTERNATIONAL ALLOCATION--
INSTITUTIONAL CLASS                YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)               1.13%           1.13%        1.13%        1.13%        1.13%
Cumulative Return Before
  Expenses                            5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            3.87%           7.89%       12.07%       16.40%       20.91%
End of Year Balance              $10,387.00      $10,788.98   $11,206.51   $11,640.20   $12,090.68
Estimated Annual Expenses        $   115.19      $   119.64   $   124.27   $   129.08   $   134.08
--------------------------------------------------------------------------------------------------


INTERNATIONAL ALLOCATION--
INSTITUTIONAL CLASS                YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)               1.13%        1.13%        1.13%        1.13%        1.13%
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           25.59%       30.45%       35.49%       40.74%       46.18%
End of Year Balance              $12,558.59   $13,044.60   $13,549.43   $14,073.79   $14,618.45
Estimated Annual Expenses        $   139.27   $   144.66   $   150.26   $   156.07   $   162.11
--------------------------------------------------------------------------------------------------



MID CAP CORE EQUITY--
INSTITUTIONAL CLASS                YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------------
Annual Expense Ratio                  0.83%           0.85%        0.85%        0.85%        0.85%
Cumulative Return Before
  Expenses                            5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            4.17%           8.49%       13.00%       17.68%       22.57%
End of Year Balance              $10,417.00      $10,849.31   $11,299.55   $11,768.48   $12,256.88
Estimated Annual Expenses        $    84.73      $    90.38   $    94.13   $    98.04   $   102.11
--------------------------------------------------------------------------------------------------


MID CAP CORE EQUITY--
INSTITUTIONAL CLASS                YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------------
Annual Expense Ratio                  0.85%        0.85%        0.85%        0.85%        0.85%
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           27.66%       32.95%       38.47%       44.22%       50.20%
End of Year Balance              $12,765.54   $13,295.31   $13,847.06   $14,421.71   $15,020.21
Estimated Annual Expenses        $   106.35   $   110.76   $   115.36   $   120.14   $   125.13
--------------------------------------------------------------------------------------------------



MODERATE ALLOCATION--
INSTITUTIONAL CLASS                YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)               0.85%           0.85%        0.85%        0.85%        0.85%
Cumulative Return Before
  Expenses                            5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            4.15%           8.47%       12.97%       17.66%       22.55%
End of Year Balance              $10,415.00      $10,847.22   $11,297.38   $11,766.22   $12,254.52
Estimated Annual Expenses        $    86.76      $    90.36   $    94.11   $    98.02   $   102.09
--------------------------------------------------------------------------------------------------


MODERATE ALLOCATION--
INSTITUTIONAL CLASS                YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)               0.85%        0.85%        0.85%        0.85%        0.85%
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           27.63%       32.93%       38.44%       44.19%       50.17%
End of Year Balance              $12,763.08   $13,292.75   $13,844.40   $14,418.94   $15,017.33
Estimated Annual Expenses        $   106.32   $   110.74   $   115.33   $   120.12   $   125.10
--------------------------------------------------------------------------------------------------



MODERATE GROWTH ALLOCATION--
INSTITUTIONAL CLASS                YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)               0.90%           0.90%        0.90%        0.90%        0.90%
Cumulative Return Before
  Expenses                            5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            4.10%           8.37%       12.81%       17.44%       22.25%
End of Year Balance              $10,410.00      $10,836.81   $11,281.12   $11,743.65   $12,225.13
Estimated Annual Expenses        $    91.85      $    95.61   $    99.53   $   103.61   $   107.86
--------------------------------------------------------------------------------------------------


MODERATE GROWTH ALLOCATION--
INSTITUTIONAL CLASS                YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)               0.90%        0.90%        0.90%        0.90%        0.90%
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           27.26%       32.48%       37.91%       43.57%       49.45%
End of Year Balance              $12,726.37   $13,248.15   $13,791.32   $14,356.76   $14,945.39
Estimated Annual Expenses        $   112.28   $   116.89   $   121.68   $   126.67   $   131.86
--------------------------------------------------------------------------------------------------



MODERATELY CONSERVATIVE
ALLOCATION--INSTITUTIONAL CLASS    YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)               0.84%           0.97%        0.97%        0.97%        0.97%
Cumulative Return Before
  Expenses                            5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            4.16%           8.36%       12.72%       17.27%       21.99%
End of Year Balance              $10,416.00      $10,835.76   $11,272.45   $11,726.73   $12,199.31
Estimated Annual Expenses        $    85.75      $   103.07   $   107.22   $   111.55   $   116.04
--------------------------------------------------------------------------------------------------


MODERATELY CONSERVATIVE
ALLOCATION--INSTITUTIONAL CLASS    YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)               0.97%        0.97%        0.97%        0.97%        0.97%
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           26.91%       32.02%       37.34%       42.88%       48.64%
End of Year Balance              $12,690.95   $13,202.39   $13,734.45   $14,287.94   $14,863.75
Estimated Annual Expenses        $   120.72   $   125.58   $   130.64   $   135.91   $   141.39
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  BASIC VALUE - CONSERVATIVE ALLOCATION - GLOBAL EQUITY - GROWTH ALLOCATION -
                  INCOME ALLOCATION - INTERNATIONAL ALLOCATION
    MID CAP CORE EQUITY - MODERATE ALLOCATION - MODERATE GROWTH ALLOCATION -
             MODERATELY CONSERVATIVE ALLOCATION - SMALL CAP GROWTH
--------------------------------------------------------------------------------


HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION (CONTINUED)

--------------------------------------------------------------------------------



SMALL CAP GROWTH--
INSTITUTIONAL CLASS                YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)               0.81%           0.81%        0.81%        0.81%        0.81%
Cumulative Return Before
  Expenses                            5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            4.19%           8.56%       13.10%       17.84%       22.78%
End of Year Balance              $10,419.00      $10,855.56   $11,310.40   $11,784.31   $12,278.07
Estimated Annual Expenses        $    82.70      $    86.16   $    89.77   $    93.53   $    97.45
--------------------------------------------------------------------------------------------------


SMALL CAP GROWTH--
INSTITUTIONAL CLASS                YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)               0.81%        0.81%        0.81%        0.81%        0.81%
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           27.93%       33.29%       38.87%       44.69%       50.75%
End of Year Balance              $12,792.52   $13,328.53   $13,887.00   $14,468.86   $15,075.11
Estimated Annual Expenses        $   101.54   $   105.79   $   110.22   $   114.84   $   119.65
--------------------------------------------------------------------------------------------------


(1) Your actual expenses may be higher or lower than those shown.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

OBJECTIVES AND STRATEGIES

CONSERVATIVE ALLOCATION

The fund's investment objective is to provide total return consistent with a lower level of risk relative to the broad stock market. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.
    The fund seeks to meet its objective by building a portfolio of mutual fund investments that has a lower level of risk than the S&P 500 Index. The fund's target allocation is to invest 65% of its total assets in underlying funds that invest primarily in fixed-income securities, 25% of its total assets in underlying funds that invest primarily in equity securities, and 10% in cash or cash equivalents. The fund may invest its cash allocation in cash equivalents including shares of affiliated money market funds and U.S. government securities.
    The advisor uses a three-step process to create the fund's portfolio. The first step is a strategic asset allocation by the advisor among broad asset classes. The second step involves the actual selection by the advisor of underlying funds to represent the broad asset classes and the determination by the advisor of target weightings in these underlying funds. The third step is the ongoing monitoring of a fund's asset class allocations, underlying funds and target weightings.
    The advisor monitors the selection of underlying funds to ensure that they continue to conform to the fund's asset class allocations and rebalances the fund's investments in the underlying funds on an annual basis to keep them within their target weightings. However, the advisor has the ability to rebalance on a more frequent basis if it believes it is appropriate to do so. The advisor may change the fund's asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. A list of the underlying funds and their target weightings is located in the fund's Statement of Additional Information.
    The underlying funds may invest in synthetic and derivative instruments. Synthetic and derivative instruments are investments that have economic characteristics similar to an underlying fund's direct investments. Synthetic and derivative instruments that an underlying fund may invest in include warrants, futures contracts, options, exchange-traded funds and American depository receipts. Synthetic and derivative instruments may have the effect of leveraging an underlying fund's portfolio.

    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of a fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.


GROWTH ALLOCATION
The fund's investment objective is to provide long-term growth of capital consistent with a higher level of risk relative to the broad stock market. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.
    The fund seeks to meet its objective by building a portfolio of mutual fund investments that has a higher level of risk than the S&P 500 Index. The fund's target allocation is to invest approximately 95% of its total assets in underlying funds that invest primarily in equity securities ("equity funds"), and approximately 5% of its total assets in underlying funds that invest primarily in fixed-income securities ("fixed income funds"). Approximately 25% of the assets that are invested in equity funds will be allocated to equity funds that invest primarily in foreign securities.
    The advisor uses a three-step process to create the fund's portfolio. The first step is a strategic asset allocation by the advisor among broad asset classes. The second step involves the actual selection by the advisor of underlying funds to represent the broad asset classes and the determination by the advisor of target weightings in these underlying funds. The third step is the ongoing monitoring of a fund's asset class allocations, underlying funds and target weightings.
    The advisor monitors the selection of underlying funds to ensure that they continue to conform to the fund's asset class allocations and rebalances the fund's investments in the underlying funds on an annual basis to keep them within their target weightings. However, the advisor has the ability to

--------------------------------------------------------------------------------
  BASIC VALUE - CONSERVATIVE ALLOCATION - GLOBAL EQUITY - GROWTH ALLOCATION -
                  INCOME ALLOCATION - INTERNATIONAL ALLOCATION
    MID CAP CORE EQUITY - MODERATE ALLOCATION - MODERATE GROWTH ALLOCATION -
             MODERATELY CONSERVATIVE ALLOCATION - SMALL CAP GROWTH
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (CONTINUED)

--------------------------------------------------------------------------------

rebalance on a more frequent basis if it believes it is appropriate to do so. The advisor may change the fund's asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. A list of the underlying funds and their target weightings is located in the fund's Statement of Additional Information.
    The underlying funds may invest in synthetic and derivative instruments. Synthetic and derivative instruments are investments that have economic characteristics similar to an underlying fund's direct investments. Synthetic and derivative instruments that an underlying fund may invest in include warrants, futures contracts, options, exchange-traded funds and American depository receipts. Synthetic and derivative instruments may have the effect of leveraging an underlying fund's portfolio.

    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of a fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.


INCOME ALLOCATION

The fund's investment objective is to achieve a high level of current income with growth of capital as a secondary objective. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.
    The fund seeks to meet its objective by investing its assets in a selection of underlying funds which primarily invest in international or domestic equities, fixed income securities or REITs. The fund's target allocation is to invest 65% of its total assets in underlying funds that invest primarily in fixed-income securities and 35% of its total assets in underlying funds that invest primarily in equity securities.
    The advisor uses a three-step process to create the fund's portfolio. The first step is a strategic asset allocation by the advisor among broad asset classes. The second step involves the actual selection by the advisor of underlying funds to represent the broad asset classes and the determination by the advisor of target weightings in these underlying funds. The third step is the ongoing monitoring of a fund's asset class allocations, underlying funds and target weightings.
    The advisor monitors the selection of underlying funds to ensure that they continue to conform to the fund's asset class allocations and rebalances the fund's investments in the underlying funds on an annual basis to keep them within their target weightings. However, the advisor has the ability to rebalance on a more frequent basis if it believes it is appropriate to do so. The advisor may change the fund's asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. A list of the underlying funds and their target weightings is located in the fund's Statement of Additional Information.
    The underlying funds may invest in synthetic and derivative instruments. Synthetic and derivative instruments are investments that have economic characteristics similar to an underlying fund's direct investments. Synthetic and derivative instruments that an underlying fund may invest in include warrants, futures contracts, options, exchange-traded funds and American depository receipts. Synthetic and derivative instruments may have the effect of leveraging an underlying fund's portfolio.

    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of a fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.


INTERNATIONAL ALLOCATION

The fund's investment objective is to provide long-term growth of capital. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.
    The fund seeks to meet its objective by investing its assets in a selection of underlying funds that invest primarily in global or international securities. The underlying funds may invest a portion of their assets in securities of domestic issuers. The fund's target allocation is to invest 100% of its total assets in underlying funds that invest primarily in equity securities. A portion of the underlying fund's assets may be invested in fixed-income securities.
    The advisor uses a three-step process to create the fund's portfolio. The first step is a strategic asset allocation by the advisor among broad asset classes. The second step involves the actual selection by the advisor of underlying funds to represent the broad asset classes and the determination by the advisor of target weightings in these underlying funds. The third step is the ongoing monitoring of a fund's asset class allocations, underlying funds and target weightings.

--------------------------------------------------------------------------------
  BASIC VALUE - CONSERVATIVE ALLOCATION - GLOBAL EQUITY - GROWTH ALLOCATION -
                  INCOME ALLOCATION - INTERNATIONAL ALLOCATION
    MID CAP CORE EQUITY - MODERATE ALLOCATION - MODERATE GROWTH ALLOCATION -
             MODERATELY CONSERVATIVE ALLOCATION - SMALL CAP GROWTH
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (CONTINUED)

--------------------------------------------------------------------------------

    The advisor monitors the selection of underlying funds to ensure that they continue to conform to the fund's asset class allocations and rebalances the fund's investments in the underlying funds on an annual basis to keep them within their target weightings. However, the advisor has the ability to rebalance on a more frequent basis if it believes it is appropriate to do so. The advisor may change the fund's asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. A list of the underlying funds and their target weightings is located in the fund's Statement of Additional Information.
    The underlying funds may invest in synthetic and derivative instruments. Synthetic and derivative instruments are investments that have economic characteristics similar to an underlying fund's direct investments. Synthetic and derivative instruments that an underlying fund may invest in include warrants, futures contracts, options, exchange-traded funds and American depository receipts. Synthetic and derivative instruments may have the effect of leveraging an underlying fund's portfolio.

    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of a fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.


MODERATE ALLOCATION

The fund's investment objective is to provide total return consistent with a moderate level of risk relative to the broad stock market. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.
    The fund seeks to meet its objective by building a portfolio of mutual fund investments that has a moderate level of risk relative to the S&P 500 Index. The fund's target allocation is to invest 60% of its total assets in underlying funds that invest primarily in equity securities (equity funds) and 40% of its total assets in underlying funds that invest primarily in fixed-income securities (fixed-income funds). Up to 20% of the assets that are invested in equity funds will be allocated to equity funds that invest primarily in foreign securities.
    The advisor uses a three-step process to create the fund's portfolio. The first step is a strategic asset allocation by the advisor among broad asset classes. The second step involves the actual selection by the advisor of underlying funds to represent the broad asset classes and the determination by the advisor of target weightings in these underlying funds. The third step is the ongoing monitoring of a fund's asset class allocations, underlying funds and target weightings.
    The advisor monitors the selection of underlying funds to ensure that they continue to conform to the fund's asset class allocations and rebalances the fund's investments in the underlying funds on an annual basis to keep them within their target weightings. However, the advisor has the ability to rebalance on a more frequent basis if it believes it is appropriate to do so. The advisor may change the fund's asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. A list of the underlying funds and their target weightings is located in the fund's Statement of Additional Information.
    The underlying funds may invest in synthetic and derivative instruments. Synthetic and derivative instruments are investments that have economic characteristics similar to an underlying fund's direct investments. Synthetic and derivative instruments that an underlying fund may invest in include warrants, futures contracts, options, exchange-traded funds and American depository receipts. Synthetic and derivative instruments may have the effect of leveraging an underlying fund's portfolio.

    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of a fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.


MODERATE GROWTH ALLOCATION

The fund's investment objective is to provide long-term growth of capital consistent with a higher level of risk relative to the broad stock market. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.
    The fund seeks to meet its objective by building a portfolio of mutual fund investments that has a higher level of risk than the S&P 500 Index. The fund's target allocation is to invest 80% of its total assets in underlying funds that invest primarily in equity securities and 20% of its total assets in underlying funds that invest primarily in fixed-income securities. Approximately 22% of the assets that are invested in equity funds will be allocated to equity funds that invest primarily in foreign securities.

--------------------------------------------------------------------------------
  BASIC VALUE - CONSERVATIVE ALLOCATION - GLOBAL EQUITY - GROWTH ALLOCATION -
                  INCOME ALLOCATION - INTERNATIONAL ALLOCATION
    MID CAP CORE EQUITY - MODERATE ALLOCATION - MODERATE GROWTH ALLOCATION -
             MODERATELY CONSERVATIVE ALLOCATION - SMALL CAP GROWTH
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (CONTINUED)

--------------------------------------------------------------------------------

    The advisor uses a three-step process to create the fund's portfolio. The first step is a strategic asset allocation by the advisor among broad asset classes. The second step involves the actual selection by the advisor of underlying funds to represent the broad asset classes and the determination by the advisor of target weightings in these underlying funds. The third step is the ongoing monitoring of a fund's asset class allocations, underlying funds and target weightings.
    The advisor monitors the selection of underlying funds to ensure that they continue to conform to the fund's asset class allocations and rebalances the fund's investments in the underlying funds on an annual basis to keep them within their target weightings. However, the advisor has the ability to rebalance on a more frequent basis if it believes it is appropriate to do so. The advisor may change the fund's asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. A list of the underlying funds and their target weightings is located in the fund's Statement of Additional Information.
    The underlying funds may invest in synthetic and derivative instruments. Synthetic and derivative instruments are investments that have economic characteristics similar to an underlying fund's direct investments. Synthetic and derivative instruments that an underlying fund may invest in include warrants, futures contracts, options, exchange-traded funds and American depository receipts. Synthetic and derivative instruments may have the effect of leveraging an underlying fund's portfolio.

    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of a fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.


MODERATELY CONSERVATIVE ALLOCATION

The fund's investment objective is to provide total return consistent with a lower level of risk relative to the broad stock market. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.
    The fund seeks to meet its objective by building a portfolio of mutual fund investments that has a lower level of risk than the S&P 500 Index. The fund's target allocation is to invest 60% of its total assets in underlying funds that invest primarily in fixed-income securities and 40% of its total assets in underlying funds that invest primarily in equity securities. The fund may invest its cash allocation directly in cash equivalents and U.S. government securities rather than a money market fund.
    The advisor uses a three-step process to create the fund's portfolio. The first step is a strategic asset allocation by the advisor among broad asset classes. The second step involves the actual selection by the advisor of underlying funds to represent the broad asset classes and the determination by the advisor of target weightings in these underlying funds. The third step is the ongoing monitoring of a fund's asset class allocations, underlying funds and target weightings.
    The advisor monitors the selection of underlying funds to ensure that they continue to conform to the fund's asset class allocations and rebalances the fund's investments in the underlying funds on an annual basis to keep them within their target weightings. However, the advisor has the ability to rebalance on a more frequent basis if it believes it is appropriate to do so. The advisor may change the fund's asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. A list of the underlying funds and their target weightings is located in the fund's Statement of Additional Information.
    The underlying funds may invest in synthetic and derivative instruments. Synthetic and derivative instruments are investments that have economic characteristics similar to an underlying fund's direct investments. Synthetic and derivative instruments that an underlying fund may invest in include warrants, futures contracts, options, exchange-traded funds and American depository receipts. Synthetic and derivative instruments may have the effect of leveraging an underlying fund's portfolio.

    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of a fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.


BASIC VALUE

The fund's investment objective is long-term growth of capital. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

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  BASIC VALUE - CONSERVATIVE ALLOCATION - GLOBAL EQUITY - GROWTH ALLOCATION -
                  INCOME ALLOCATION - INTERNATIONAL ALLOCATION
    MID CAP CORE EQUITY - MODERATE ALLOCATION - MODERATE GROWTH ALLOCATION -
             MODERATELY CONSERVATIVE ALLOCATION - SMALL CAP GROWTH
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (CONTINUED)

--------------------------------------------------------------------------------

    The fund seeks to meet this objective by investing, normally, at least 65% of its total assets in equity securities of U.S. issuers that have market capitalizations in excess of $5 billion. In complying with the fund's 65% investment requirement, the fund will invest primarily in marketable equity securities the managers believe have the potential for capital growth, and its investments may include synthetic and derivative instruments. Synthetic and derivative instruments are investments that have economic characteristics similar to the fund's direct investments. Synthetic and derivative instruments that the fund may invest in include futures contracts, option contracts, and equity linked derivatives. Synthetic and derivative instruments may have the effect of leveraging the fund's portfolio.
    In selecting securities, the portfolio managers emphasize the following characteristics, although not all investments will have these attributes:

    - Buy businesses trading at a significant discount to portfolio managers' estimate of intrinsic value. A company's market price must generally offer 50% appreciation potential to estimated intrinsic value over a 2 to 3 year time period.

    - Emphasize quality businesses with potential to grow intrinsic value over time. We seek established companies which we believe have solid growth prospects, the ability to earn an attractive return on invested capital and a management team that exhibits intelligent capital allocation skills.
    They estimate a company's intrinsic value primarily by taking the present value of projected future free cash flows (i.e. the excess cash generated by the business after considering all cash inflows and outflows to operate the business). They believe this intrinsic value represents the fair economic worth of the business and a value that an informed buyer would pay to acquire the entire company for cash. They check this valuation method with long-run absolute valuation characteristics (including price-to-earnings ratio and price-to-book value ratio) adjusted for the prevailing inflation and interest rate environment.
    The portfolio managers will consider selling a security to capitalize on a more attractive investment opportunity, if a security is trading significantly above the portfolio managers' estimate of intrinsic value or if there is a permanent, fundamental deterioration in business prospects that results in inadequate upside potential to estimated intrinsic value.
    The portfolio managers seek to achieve strong long-term performance by constructing a diversified portfolio of typically 40-60 stocks that offers value content greater than the broad market, as measured by the portfolio's aggregate discount to the portfolio managers' estimated intrinsic value of the portfolio. The investment process is fundamental in nature and focused on individual companies as opposed to macro economic forecasts or specific industry exposure. The portfolio construction process is intended to preserve and grow the estimated intrinsic value of the fund's portfolio rather than mirror the composition or sector weights of any benchmark.
    The fund may also invest up to 25% of its total assets in foreign securities.
    The fund's investments in the types of securities described in this prospectus vary from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of a fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.

GLOBAL EQUITY
The fund's investment objective is long-term growth of capital. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.
    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in equity securities, including convertible securities of domestic and foreign issuers. In complying with this 80% investment requirement, the fund's investments may include synthetic and derivative instruments. Synthetic and derivative instruments are investments that have economic characteristics similar to the fund's direct investments. Synthetic and derivative instruments that the fund may invest in may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. Synthetic and derivative instruments may have the effect of leveraging the fund's portfolio.
    The fund's investment philosophy is based on three key principles: (i) an investment process must be structured and disciplined; (ii) securities should be selected on the merits of each individual company; and (iii) risk management is as important as security selection.
    Mindful of these principles, the portfolio managers have developed a quantitative investment process with two main components: a security selection model and a risk model.
1. Security Selection Model:

  - The portfolio managers believe securities exhibit certain qualities that identify them as probable strong performers (including but not limited to growth and stability of earnings, profitability and financial strength).

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  BASIC VALUE - CONSERVATIVE ALLOCATION - GLOBAL EQUITY - GROWTH ALLOCATION -
                  INCOME ALLOCATION - INTERNATIONAL ALLOCATION
    MID CAP CORE EQUITY - MODERATE ALLOCATION - MODERATE GROWTH ALLOCATION -
             MODERATELY CONSERVATIVE ALLOCATION - SMALL CAP GROWTH
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (CONTINUED)

--------------------------------------------------------------------------------


  - The security selection model measures each company in the global equity universe against these different qualities, taking into account the fact that different qualities carry different levels of significance depending on the industry and region of operation.
2. Risk Model:

  - Simultaneously, the risk model analyzes whether these companies will be positively or negatively affected by changes in various economic factors, including but not limited to interest rates, currencies and the price of oil.

  - When selecting securities for the fund, the portfolio managers try to reduce the fund's volatility by creating a portfolio that pairs companies that benefit from increases in these economic factors with those that benefit from decreases in the same factors. The goal is to neutralize the impact of these risk factors on the overall portfolio.
    The results of the analysis from these two models are combined with a trading and transaction cost analysis. The process is designed to construct a portfolio containing the optimal combination of securities with the potential to deliver favorable returns without assuming excessive amounts of risk. The portfolio managers may consider selling or reducing a security holding if it no longer exhibits characteristics that drive performance, or holding the security no longer provides risk management benefits.
    The fund will normally invest in the securities of companies located in at least three different countries, including the United States, and may invest a significant portion of its assets in the securities of U.S. issuers. However, the fund will invest no more than 50% of its total assets in the securities of issuers in any one country, other than the U.S. The fund may invest substantially in securities denominated in one or more currencies.
    The fund emphasizes investment in companies in developed countries such as the United States, the countries of Western Europe and certain countries in the Pacific Basin. The fund may also invest up to 20% of its total assets in securities of companies located in developing countries, i.e., those that are in the initial stages of their industrial cycle. The fund may also invest up to 20% of its net assets in debt securities of U.S. and foreign issuers.
    The fund's investments in the types of securities described in this prospectus vary from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.
    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.

    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of the fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.


MID CAP CORE EQUITY
The fund's investment objective is long-term growth of capital. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.
    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in equity securities, including convertible securities, of mid-capitalization companies. In complying with this 80% investment requirement, the fund's investments may include synthetic and derivative instruments. Synthetic and derivative instruments are investments that have economic characteristics similar to the fund's direct investments. Synthetic and derivative instruments that the fund may invest in may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. Synthetic and derivative instruments may have the effect of leveraging the fund's portfolio.
    The fund considers a company to be a mid-capitalization company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap--Registered Trademark-- Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell Midcap--Registered Trademark-- Index measures the performance of the 800 companies with the lowest market capitalization in the Russell 1000--Registered Trademark-- Index. The Russell 1000--Registered Trademark-- Index is a widely recognized, unmanaged index of common stocks of the 1000 largest companies in the Russell 3000--Registered Trademark-- Index, which measures the performance of the 3000 largest U.S. companies based on total market capitalization. The companies in the Russell Midcap--Registered Trademark-- Index are considered representative of medium-sized companies.

    In selecting securities for the fund, the portfolio managers conduct fundamental research of companies to gain a thorough understanding of their business prospects, appreciation potential and return on invested capital
(ROIC). The process they use to identify potential investments for the fund includes three phases: financial analysis, business analysis and valuation analysis. Financial analysis evaluates the company's capital allocation, provides vital insight into historical and potential ROIC and is a key indicator of business quality and caliber of management. Business analysis determines the company's competitive positioning by identifying key drivers of the firm, understanding industry challenges and evaluating the sustainability of competitive advantages. Both the financial and business analyses serve as a basis to construct valuation models that help estimate a


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  BASIC VALUE - CONSERVATIVE ALLOCATION - GLOBAL EQUITY - GROWTH ALLOCATION -
                  INCOME ALLOCATION - INTERNATIONAL ALLOCATION
    MID CAP CORE EQUITY - MODERATE ALLOCATION - MODERATE GROWTH ALLOCATION -
             MODERATELY CONSERVATIVE ALLOCATION - SMALL CAP GROWTH
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (CONTINUED)

--------------------------------------------------------------------------------


company's value. The portfolio managers use three primary valuation techniques, including discounted cash flow, traditional valuation multiples and net asset value. At the conclusion of the research process, portfolio management will generally invest in a company when they have determined it potentially has high or improving ROIC, quality management, a strong competitive position and is trading at an attractive valuation.


    The portfolio managers consider selling a stock when it exceeds the target price, has not shown a demonstrable improvement in fundamentals or a more compelling investment opportunity exists.


    The fund may invest up to 25% of its total assets in foreign securities. The fund may also invest up to 20% of its assets in equity securities of companies that have market capitalizations, at the time of purchase, in other market capitalization ranges. The fund may invest up to 20% of its assets in investment-grade debt securities, U.S. government securities, and high-quality money market instruments, including shares of affiliated money market funds. The fund employs a risk management strategy to help minimize loss of capital and reduce excessive volatility. Pursuant to this strategy, the fund generally invests a substantial amount of its assets in cash and cash equivalents. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily increase the portion of its assets held in cash, cash equivalents (including shares of affiliated money market funds) or high quality debt instruments. As a result, the fund may not achieve its investment objective.

    The fund's investments in the types of securities described in this prospectus vary from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

SMALL CAP GROWTH
The fund's investment objective is long-term growth of capital. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.
    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in securities of small-capitalization companies. In complying with this 80% investment requirement, the fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic and derivative instruments. Synthetic and derivative instruments are investments that have economic characteristics similar to the fund's direct investments. Synthetic and derivative instruments in which the fund may invest may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. Synthetic and derivative instruments may have the effect of leveraging the fund's portfolio.
    The fund considers a company to be a small-capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000--Registered Trademark-- Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 2000--Registered Trademark-- Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 2,000 smallest companies in the Russell 3000--Registered Trademark-- Index. The Russell 3000--Registered Trademark-- Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization.
    In selecting investments, the portfolio managers utilize a disciplined portfolio construction process that aligns the fund with the Russell 2000--Registered Trademark--Growth Index which the portfolio managers believe represents the small cap growth asset class. The security selection process is based on a three-step process that includes fundamental, valuation and timeliness analysis.

- Fundamental analysis involves building a series of financial models, as well as conducting in-depth interviews with company management. The goal is to find high quality, fundamentally sound companies operating in an attractive industry.

- Valuation analysis focuses on identifying attractively valued securities given their growth potential over a one- to two-year horizon.

- Timeliness analysis is used to help identify the "timeliness" of a purchase. In this step, relative price strength, trading volume characteristics, and trend analysis are reviewed for signs of deterioration. If a stock shows signs of deterioration, it will not be considered as a candidate for the portfolio.

    The portfolio managers consider selling a security if a change in industry or company fundamentals indicates a problem, the price target set at purchase is exceeded or a change in technical outlook indicates poor relative strength.
    The fund may also invest up to 20% of its assets in equity securities of issuers that have market capitalizations, at the time of purchase, in other market capitalization ranges, and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments. The fund may also invest up to 25% of its total assets in foreign securities.
    The fund's investments in the types of securities described in this prospectus vary from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political


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  BASIC VALUE - CONSERVATIVE ALLOCATION - GLOBAL EQUITY - GROWTH ALLOCATION -
                  INCOME ALLOCATION - INTERNATIONAL ALLOCATION
    MID CAP CORE EQUITY - MODERATE ALLOCATION - MODERATE GROWTH ALLOCATION -
             MODERATELY CONSERVATIVE ALLOCATION - SMALL CAP GROWTH
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (CONTINUED)

--------------------------------------------------------------------------------


or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of the fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.


RISKS

CONSERVATIVE ALLOCATION


The principal risks of investing in the fund and the underlying funds are:

    Fund of Funds Risk--The fund pursues its investment objective by investing its assets in other underlying funds rather than investing directly in stocks, bonds, cash or other investments. The fund's investment performance depends on the investment performance of the underlying funds in which it invests. Therefore, the risks associated with an investment in a fund of funds, like the fund, are also the risks associated with an investment in the underlying funds.
    There is a risk that the advisor's evaluations and assumptions regarding the fund's broad asset classes or the underlying funds in which the fund invests may be incorrect based on actual market conditions. There is a risk that the fund will vary from the target weightings in the underlying funds due to factors such as market fluctuations. There can be no assurance that the underlying funds will achieve their investment objectives, and the performance of the underlying funds may be lower than the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the fund. If that were to occur, the fund might be forced to withdraw its investment from the underlying fund at a time that is unfavorable to the fund.
    Based on the structure of the fund, the fund is limited to investing in underlying funds that are part of The AIM Family of Funds--Registered Trademark--. Moreover, the advisor has the ability to select and substitute the underlying funds in which the fund invests, and may be subject to potential conflicts of interest in selecting underlying funds because it may receive higher fees from certain underlying funds than others. However, as a fiduciary to the fund, the advisor is required to act in the fund's best interest when selecting underlying funds.
    Because the fund is a fund of funds, the fund is subject to the risks associated with the underlying funds in which it invests. The risks of an investment in the underlying funds are set forth below:
    Market Risk--The prices of and the income generated by securities held by the underlying funds may decline in response to certain events, including those directly involving the companies whose securities are owned by the underlying funds; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.
    Interest Rate Risk--Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular bond, the greater is its price sensitivity to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.
    U.S. Government Obligations Risk--The underlying funds may invest in obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer's obligations, such as those of the former Student Loan Marketing Association; or
(iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the underlying fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.
    High-Coupon U.S. Government Agency Mortgage-Backed Securities Risk--The underlying funds may invest in high-coupon U.S. Government agency mortgage-backed securities. These provide a higher coupon at the time of purchase than current prevailing market interest rates. The underlying funds may purchase such securities at a premium. If these securities experience a faster principal prepayment rate than expected, both the market value of and income from such securities will decrease. The prices of high-coupon U.S. Government agency mortgage-backed securities fall more slowly when interest rates rise than do prices of traditional fixed-rate securities. Some of the securities purchased by the underlying funds are not guaranteed by the U.S. Government. The issuer of a security may default or otherwise be unable to honor a financial obligation.
    Mortgage- and Asset-Backed Securities Risk--Certain of the underlying funds may invest in mortgage and asset-backed securities. These securities are subject to prepayment or call risk, which is the risk that payments from the borrower may be received earlier or later than expected due to changes in the rate at which the underlying loans are prepaid. Faster prepayments often happen when market interest rates are falling. As a result, an underlying fund may need to reinvest these early payments at lower interest rates, thereby reducing its income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the underlying loans to be outstanding for a longer time, which can cause the market value of the security to fall because the market may view its interest rate as too low for a longer-term investment.
    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. These factors will probably

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                  INCOME ALLOCATION - INTERNATIONAL ALLOCATION
    MID CAP CORE EQUITY - MODERATE ALLOCATION - MODERATE GROWTH ALLOCATION -
             MODERATELY CONSERVATIVE ALLOCATION - SMALL CAP GROWTH
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INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (CONTINUED)

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affect the equity securities of smaller companies more than the equity securities of larger, more-established companies. Also, because equity securities of smaller companies may not be traded as often as equity securities of larger, more-established companies, it may be difficult or impossible for the underlying fund to sell securities at a desirable price.

    Foreign Securities Risk--The dollar value of an underlying fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of an underlying fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

    Convertible Securities Risk--The values of convertible securities in which an underlying fund may invest will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, because these types of securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and a price that is unfavorable to the underlying fund.
    Derivatives Risk--The value of "derivatives"--so-called because their value "derives" from the value of an underlying asset (including an underlying security), reference rate or index--may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. Derivatives may be used to create synthetic exposure to an underlying asset or to hedge a portfolio risk. If an underlying fund uses derivatives to "hedge" a portfolio risk, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the underlying fund's portfolio. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with an underlying fund.
    Leverage Risk--The use of derivatives may give rise to a form of leverage. Leverage may cause an underlying fund's portfolio to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities held by the underlying fund.
    Repurchase Agreement Risk--If the seller of a repurchase agreement in which an underlying fund invests defaults on its obligation or declares bankruptcy, the underlying fund may experience delays in selling the securities underlying the repurchase agreement. As a result, an underlying fund may incur losses arising from decline in the value of those securities, reduced levels of income and expenses of enforcing its rights.

    Prepayment Risk--The ability of an issuer of a floating rate loan or debt security to repay principal prior to maturity can limit the potential for gains by the underlying fund. Such prepayments may require the fund to replace the loan or debt security with a lower yielding security. This may adversely affect the underlying fund's yield.

    Active Trading Risk--The fund may engage in active and frequent trading of portfolio securities to achieve its investment objectives. If a fund does trade in this way, it may incur increased costs, which can lower the actual return of the fund. Active trading may also increase short term gains and losses, which may affect the taxes that must be paid.
    Money Market Fund Risk--The investment in an underlying fund that is a money market fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although an underlying fund that is a money market fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the underlying money market fund. Additionally, an underlying money market fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.
    The following factors could reduce an underlying money market fund's income and/or share price.

  - sharply rising or falling interest rates;

  - downgrades of credit ratings or default of any of an underlying money market fund's holdings;

  - the risks generally associated with concentrating investments in the banking industry, such as interest rate risk, credit risk and regulatory developments relating to the banking and financial services industries; or

  - the risks generally associated with U.S. dollar-denominated foreign investments, including political and economic upheaval, seizure of nationalization of deposits, imposition of taxes or other restrictions on the payment of principal and interest.
    Value Investing Risk--Certain of the underlying funds may invest in "value" stocks. "Value" stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, value stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.
    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the underlying fund's portfolio managers will produce the desired results.

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                  INCOME ALLOCATION - INTERNATIONAL ALLOCATION
    MID CAP CORE EQUITY - MODERATE ALLOCATION - MODERATE GROWTH ALLOCATION -
             MODERATELY CONSERVATIVE ALLOCATION - SMALL CAP GROWTH
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INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (CONTINUED)

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    Growth Investing Risk--Certain of the underlying funds may invest in
"growth" stocks. "Growth" stocks can perform differently from the market as a whole and other types of stocks and tend to be more expensive relative to their earnings or assets compared with other types of stocks. As a result, growth stocks tend to be more sensitive to changes in their earnings and can be more volatile than other types of stocks.
    Currency/Exchange Rate Risk--Certain of the underlying funds may buy or sell currencies other than the U.S. Dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.

    Liquidity Risk--A majority of an underlying fund's assets are likely to be invested in loans and securities that are less liquid than those traded on national exchanges. Loans and securities with reduced liquidity involve greater risk than securities with more liquid markets. Market quotations for such loans and securities may vary over time, and if the credit quality of a loan unexpectedly declines, secondary trading of that loan may decline for a period of time. In the event that the fund voluntarily or involuntarily liquidates portfolio assets during periods of infrequent trading, it may not receive full value for those assets.

    Non-Diversification Risk--AIM Floating Rate Fund, one of the underlying funds, is non-diversified and can invest a greater portion of its assets in the loans or securities of one borrower or issuer than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.
    High Yield Risk--High yield risk is a form of credit risk. Securities that are below investment grade are regarded as having predominately speculative characteristics with respect to the capacity to pay interest and repay principal. Lower rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, the fund may incur additional expenses to seek recovery.
    The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the fund could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of the fund's shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.
    The loans in which an underlying fund may invest in are typically non-investment grade which involve a greater risk of default on interest and principal payments and of price changes due to the changes in the credit quality of the issuer.
    The value of lower quality floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. A significant portion of an underlying fund's floating rate investments may be issued in connection with highly leveraged transactions. These obligations are subject to greater credit risks, including a greater possibility of default or bankruptcy of the borrower.
    The terms of the senior secured floating rate loans in which an underlying fund typically invests require that collateral be maintained to support payment of the obligations. However, the value of the collateral may decline after the underlying fund invests. There is also a risk that the value of the collateral may not be sufficient to cover the amount owed to the underlying fund. In addition, collateral securing a loan may be found invalid, may be used to pay other outstanding obligations of the borrower under applicable law or may be difficult to sell. In the event that a borrower defaults, the underlying fund's access to the collateral may be limited by bankruptcy or other insolvency laws. There is also the risk that the collateral may be difficult to liquidate, or that a majority of the collateral may be illiquid. As a result, the underlying fund may not receive payments to which it is entitled.
    Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its price, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality can result in bankruptcy for the issuer and permanent loss of investment.
    Municipal Securities Risk--Certain of the underlying funds may invest in Municipal Securities. The value of, payment of interest and repayment of principal with respect to, and the ability of the underlying fund to sell, a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations and voter initiatives as well as the economics of the regions in which the issuers in which the underlying fund invests are located. Revenue bonds are generally not backed by the taxing power of the issuing municipality. To the extent that a municipal security in which the fund invests is not heavily followed by the investment community or such security issue is relatively small, the security may be difficult to value or sell at a fair price.

    Industry Focus Risk--To the extent that an underlying fund invests in securities issued or guaranteed by companies in the banking and financial services industries, the underlying fund's performance will depend to a greater extent on the overall condition of those industries. Financial services companies are highly dependent on the supply of short-term financing. The value of securities of issuers in the banking and financial services industry can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad.

    Dollar Roll Transaction Risk--In a dollar roll transaction, the underlying fund sells a mortgage-backed security held by the underlying fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and

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             MODERATELY CONSERVATIVE ALLOCATION - SMALL CAP GROWTH
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INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (CONTINUED)

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maturity) from the institution at an agreed upon price and future date. Dollar roll transactions involve the risk that the market value of the securities retained by the underlying fund may decline below the price of the securities that the underlying fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the underlying fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party or its trustee or receiver, whether to enforce the underlying fund's obligation to repurchase the securities.

GROWTH ALLOCATION


The principal risks of investing in the fund and the underlying funds are:

    Fund of Funds Risk--The fund pursues its investment objective by investing its assets in other underlying funds rather than investing directly in stocks, bonds, cash or other investments. The fund's investment performance depends on the investment performance of the underlying funds in which it invests. Therefore, the risks associated with an investment in a fund of funds, like the fund, are also the risks associated with an investment in the underlying funds.
    There is a risk that the advisor's evaluations and assumptions regarding the fund's broad asset classes or the underlying funds in which the fund invests may be incorrect based on actual market conditions. There is a risk that the fund will vary from the target weightings in the underlying funds due to factors such as market fluctuations. There can be no assurance that the underlying funds will achieve their investment objectives, and the performance of the underlying funds may be lower than the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the fund. If that were to occur, the fund might be forced to withdraw its investment from the underlying fund at a time that is unfavorable to the fund.
    Based on the structure of the fund, the fund is limited to investing in underlying funds that are part of The AIM Family of Funds--Registered Trademark--. Moreover, the advisor has the ability to select and substitute the underlying funds in which the fund invests, and may be subject to potential conflicts of interest in selecting underlying funds because it may receive higher fees from certain underlying funds than others. However, as a fiduciary to the fund, the advisor is required to act in the fund's best interest when selecting underlying funds.
 Because the fund is a fund of funds, the fund is subject to the risks associated with the underlying funds in which it invests. The risks of an investment in the underlying funds are set forth below:
    Market Risk--The prices of and the income generated by securities held by the underlying funds may decline in response to certain events, including those directly involving the companies whose securities are owned by the underlying funds; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.
    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. These factors will probably affect the equity securities of smaller companies more than the equity securities of larger, more-established companies. Also, because equity securities of smaller companies may not be traded as often as equity securities of larger, more-established companies, it may be difficult or impossible for the underlying fund to sell securities at a desirable price.

    Foreign Securities Risk--The dollar value of an underlying fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of an underlying fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.


    Counterparty Risk--Individually negotiated, or over-the-counter, derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction of an underlying fund.

    Convertible Securities Risk--The values of convertible securities in which an underlying fund may invest will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, because these types of securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and a price that is unfavorable to the underlying fund.
    Interest Rate Risk--Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular bond, the greater is its price sensitivity to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.
    Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or

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                  INCOME ALLOCATION - INTERNATIONAL ALLOCATION
    MID CAP CORE EQUITY - MODERATE ALLOCATION - MODERATE GROWTH ALLOCATION -
             MODERATELY CONSERVATIVE ALLOCATION - SMALL CAP GROWTH
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INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (CONTINUED)

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upgrade of a bond's credit ratings may or may not affect its price, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality can result in bankruptcy for the issuer and permanent loss of investment.
    High Yield Risk--High yield risk is a form of credit risk. Securities that are below investment grade are regarded as having predominately speculative characteristics with respect to the capacity to pay interest and repay principal. Lower rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, the fund may incur additional expenses to seek recovery.

    The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the fund could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of the fund's shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.


    Limited Number of Holdings Risk--Because a large percentage of an underlying fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investment in an underlying fund.

    Derivatives Risk--The value of "derivatives"--so-called because their value "derives" from the value of an underlying asset (including an underlying security), reference rate or index--may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. Derivatives may be used to create synthetic exposure to an underlying asset or to hedge a portfolio risk. If an underlying fund uses derivatives to "hedge" a portfolio risk, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the underlying fund's portfolio. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with an underlying fund.
    Leverage Risk--The use of derivatives may give rise to a form of leverage. Leverage may cause an underlying fund's portfolio to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities held by the underlying fund.
    Active Trading Risk--Certain of the underlying funds may engage in active and frequent trading of portfolio securities to achieve their investment objectives. If an underlying fund does trade in this way, it may incur increased costs, which can lower the actual return of the underlying fund. Active trading may also increase short term gains and losses, which may affect the taxes that must be paid.
    Growth Investing Risk--Certain of the underlying funds may invest in "growth" stocks. "Growth" stocks can perform differently from the market as a whole and other types of stocks and tend to be more expensive relative to their earnings or assets compared with other types of stocks. As a result, growth stocks tend to be more sensitive to changes in their earnings and can be more volatile than other types of stocks.
    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the underlying fund's portfolio managers will produce the desired results.
    Value Investing Risk--Certain of the underlying funds may invest in "value" stocks. "Value" stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, value stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.
    U.S. Government Obligations Risk--The underlying funds may invest in obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer's obligations, such as those of the former Student Loan Marketing Association; or
(iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the underlying fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.
    Market Capitalization Risk--Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. Small and mid-sized companies tend to be more vulnerable to adverse developments and more volatile than larger companies. Investments in small and mid-sized companies may involve special risks, including those associated with dependence on a small management group, little or no operating history, little or no track record of success, and limited product lines, markets and financial resources. Also, there may be less publicly available information about the issuers of the securities or less market interest in such securities than in the case of larger companies, each of which can cause significant price volatility. The securities of small and mid-sized may be illiquid, restricted as to resale, or may trade less frequently and in smaller volume than more widely held securities, which may make it difficult for an underlying fund to establish or close out a position in these securities at prevailing market prices.

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                  INCOME ALLOCATION - INTERNATIONAL ALLOCATION
    MID CAP CORE EQUITY - MODERATE ALLOCATION - MODERATE GROWTH ALLOCATION -
             MODERATELY CONSERVATIVE ALLOCATION - SMALL CAP GROWTH
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INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (CONTINUED)

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    Sector Fund Risk--Certain of the underlying fund's investments are concentrated in comparatively narrow segments of the economy. This means that the underlying fund's investment concentration in the energy, financial-services, health sciences, leisure and technology sectors is higher than most mutual funds and the broad securities market. Consequently, the underlying fund tends to be more volatile than other mutual funds, and the value of the underlying fund's investments and consequently an investment in the underlying fund tends to go up and down more rapidly.
    Unseasoned Issuer Risk--Start-up companies or earlier stage companies, such as venture capital companies, generally have limited operating histories, no present market for their technologies or products, and no history of earnings or financial services. These companies may rely entirely or in large part on private investments to finance their operations.
    Independent Management of Sector Risk--Certain of the underlying fund's investments in different, independently-managed sectors creates allocation risk, which is the risk that the allocation of investments among the sectors may have a more significant effect on the underlying fund's net asset value when one of the sectors is performing more poorly than the other(s). Additionally, the active rebalancing of the underlying fund among the sectors may result in increased transaction costs. The independent management of the five sectors may also result in adverse tax consequences if the portfolio managers responsible for the underlying fund's five sectors effect transactions in the same security on or about the same time.
INCOME ALLOCATION


The principal risks of investing in the fund and the underlying funds are:

    Fund of Funds Risk--The fund pursues its investment objective by investing its assets in other underlying funds rather than investing directly in stocks, bonds, cash or other investments. The fund's investment performance depends on the investment performance of the underlying funds in which it invests. Therefore, the risks associated with an investment in a fund of funds, like the fund, are also the risks associated with an investment in the underlying funds.
  There is a risk that the advisor's evaluations and assumptions regarding the fund's broad asset classes or the underlying funds in which the fund invests may be incorrect based on actual market conditions. There is a risk that the fund will vary from the target weightings in the underlying funds due to factors such as market fluctuations. There can be no assurance that the underlying funds will achieve their investment objectives, and the performance of the underlying funds may be lower than the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the fund. If that were to occur, the fund might be forced to withdraw its investment from the underlying fund at a time that is unfavorable to the fund.
    Based on the structure of the fund, the fund is limited to investing in underlying funds that are part of The AIM Family of Funds--Registered Trademark--. Moreover, the advisor has the ability to select and substitute the underlying funds in which the fund invests, and may be subject to potential conflicts of interest in selecting underlying funds because it may receive higher fees from certain underlying funds than others. However, as a fiduciary to the fund, the advisor is required to act in the fund's best interest when selecting underlying funds.
 Because the fund is a fund of funds, the fund is subject to the risks associated with the underlying funds in which it invests. The risks of an investment in the underlying funds are set forth below:
    Market Risk--The prices of and the income generated by securities held by the underlying funds may decline in response to certain events, including those directly involving the companies whose securities are owned by the underlying funds; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.
    Interest Rate Risk--Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular bond, the greater is its price sensitivity to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.
    Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its price, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality can result in bankruptcy for the issuer and permanent loss of investment.
    U.S. Government Obligations Risk--The underlying funds may invest in obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer's obligations, such as those of the former Student Loan Marketing Association; or
(iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the underlying fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.
    High-Coupon U.S. Government Agency Mortgage-Backed Securities Risk--The underlying funds may invest in high-coupon U.S. Government agency mortgage-backed securities. These provide a higher coupon at the time of purchase than current prevailing market interest rates. The

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                  INCOME ALLOCATION - INTERNATIONAL ALLOCATION
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             MODERATELY CONSERVATIVE ALLOCATION - SMALL CAP GROWTH
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INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (CONTINUED)

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underlying funds may purchase such securities at a premium. If these securities experience a faster principal prepayment rate than expected, both the market value of and income from such securities will decrease. The prices of high-coupon U.S. Government agency mortgage-backed securities fall more slowly when interest rates rise than do prices of traditional fixed-rate securities. Some of the securities purchased by the underlying funds are not guaranteed by the U.S. Government. The issuer of a security may default or otherwise be unable to honor a financial obligation.
    Mortgage- and Asset-Backed Securities Risk--Certain of the underlying funds may invest in mortgage and asset-backed securities. These securities are subject to prepayment or call risk, which is the risk that payments from the borrower may be received earlier or later than expected due to changes in the rate at which the underlying loans are prepaid. Faster prepayments often happen when market interest rates are falling. As a result, an underlying fund may need to reinvest these early payments at lower interest rates, thereby reducing its income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the underlying loans to be outstanding for a longer time, which can cause the market value of the security to fall because the market may view its interest rate as too low for a longer-term investment.

    Prepayment Risk--The ability of an issuer of a floating rate loan or debt security to repay principal prior to maturity can limit the potential for gains by the underlying fund. Such prepayments may require the fund to replace the loan or debt security with a lower yielding security. This may adversely affect the underlying fund's yield.


    Liquidity Risk--A majority of an underlying fund's assets are likely to be invested in loans and securities that are less liquid than those traded on national exchanges. Loans and securities with reduced liquidity involve greater risk than securities with more liquid markets. Market quotations for such loans and securities may vary over time, and if the credit quality of a loan unexpectedly declines, secondary trading of that loan may decline for a period of time. In the event that the fund voluntarily or involuntarily liquidates portfolio assets during periods of infrequent trading, it may not receive full value for those assets.


    A security is considered to be illiquid of the fund is unable to sell such security at a fair price within a reasonable amount of time. A security may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in a public market or is otherwise restricted from trading. The underlying fund may be unable to sell its illiquid securities at the time or price it desires and could lose its entire investment in such securities.

    High Yield Risk--High yield risk is a form of credit risk. Securities that are below investment grade are regarded as having predominately speculative characteristics with respect to the capacity to pay interest and repay principal. Lower rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, the fund may incur additional expenses to seek recovery.
    The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the fund could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of the fund's shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.
    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. These factors will probably affect the equity securities of smaller companies more than the equity securities of larger, more-established companies. Also, because equity securities of smaller companies may not be traded as often as equity securities of larger, more-established companies, it may be difficult or impossible for the underlying fund to sell securities at a desirable price.

    Foreign Securities Risk--The dollar value of an underlying fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of an underlying fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

    Developing Markets Securities Risk--The factors described above for "Foreign Securities Risk" may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries (i.e., those that are in the initial stages of their industrial cycle) have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.
    Convertible Securities Risk--The values of convertible securities in which an underlying fund may invest will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, because these types of securities pay fixed interest and dividends, their values may fall if market interest rates rise and

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                  INCOME ALLOCATION - INTERNATIONAL ALLOCATION
    MID CAP CORE EQUITY - MODERATE ALLOCATION - MODERATE GROWTH ALLOCATION -
             MODERATELY CONSERVATIVE ALLOCATION - SMALL CAP GROWTH
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INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (CONTINUED)

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rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and a price that is unfavorable to the underlying fund.
    Derivatives Risk--The value of "derivatives"--so-called because their value "derives" from the value of an underlying asset (including an underlying security), reference rate or index--may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. Derivatives may be used to create synthetic exposure to an underlying asset or to hedge a portfolio risk. If an underlying fund uses derivatives to "hedge" a portfolio risk, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the underlying fund's portfolio. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with an underlying fund.
    Leverage Risk--The use of derivatives may give rise to a form of leverage. Leverage may cause an underlying fund's portfolio to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities held by the underlying fund.

    Reverse Repurchase Agreement Risk--Reverse repurchase agreements are agreements that involve the sale by an underlying fund of securities to financial institutions such as banks and broker-dealers, with an agreements that an underlying fund will repurchase the securities at an agreed upon price and date. Reverse repurchase agreements involve the risk that the market value of securities to be purchased by an underlying fund may decline below the price at which an underlying fund is obligated to repurchase securities, or that the other party may default on its obligation, so that an underlying fund is delayed or prevented from completing the transaction. In the event the buyer or securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, an underlying fund's use of the proceeds from the sale of securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the underlying fund's obligation to repurchase the shares.


    Short Sales Risk--If the underlying fund sells a security short that it does not own, and the security increases in value, the underlying fund will have to pay the higher price to purchase the security. Since there is no limit on how much the price of the security can increase, the underlying fund's exposure is unlimited. The more the underlying fund pays to purchase the security, the more it will lose on the transaction and the more the price of your shares will be affected. If the underlying fund sells a security that it owns (short sale against the box), any future losses in the fund's long position should be reduced by a gain in the short position. Conversely, any gain the the long position should be reduced by a loss in the short position. The underlying fund will also incur transaction costs to engage in short sales.

    Real Estate Risk--Because one of the underlying funds concentrates its assets in the real estate industry, the performance of such underlying fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.
    Real estate company share prices may drop because of the failure of borrowers to pay their loans and poor management. Many real estate companies, including real estate investment trusts (REITs), utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates. Financial covenants related to real estate company leveraging may affect the company's ability to operate effectively. Real estate risks may also arise where real estate companies fail to carry adequate insurance, or where a real estate company may become liable for removal or other costs related to environmental contamination.
    Real estate companies tend to be small to medium-sized companies. Real estate company shares, like other smaller company shares, can be more volatile than, and perform differently from, larger company shares. There may be less trading in a smaller company's shares, which means that buy and sell transactions in those shares could have a larger impact on the share's price than is the case with larger company shares.
    The underlying fund could conceivably hold real estate directly if a company defaults on debt securities the underlying fund owns. In that event, an investment in the underlying fund may have additional risks relating to direct ownership in real estate, including environmental liabilities, difficulties in valuing and selling real estate, declines in the value of the properties, risks relating to general and local economic conditions, changes in the climate for real estate, increases in taxes, expenses and costs, changes in laws, casualty and condemnation losses, rent control limitations and increases in interest rates.
    The value of an underlying fund's investment in REITs is affected by the factors listed above, as well as the management skill of the persons managing the REIT. Because REITs have expenses of their own, the underlying fund will bear a proportionate share of those expenses.

    For U.S. federal income tax purposes, a substantial portion of the distributions paid by an underlying fund may be taxable as ordinary income. This is due to the fund's investment in REITs and other real estate companies that earn income from rents, mortgage payments and other sources of ordinary income.

    Active Trading Risk--Certain of the underlying funds may engage in active and frequent trading of portfolio securities to achieve their investment objectives. If an underlying fund does trade in this way, it may incur increased costs, which can lower the actual return of the underlying fund. Active trading may also increase short term gains and losses, which may affect the taxes that must be paid.
    Non-Diversification Risk--AIM Floating Rate Fund, one of the underlying funds, is non-diversified and can invest a greater portion of its assets in the loans or securities of one borrower or issuer than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

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             MODERATELY CONSERVATIVE ALLOCATION - SMALL CAP GROWTH
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INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (CONTINUED)

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    Currency/Exchange Rate Risk--Certain of the underlying funds may buy or sell currencies other than the U.S. Dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.
    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the underlying fund's portfolio managers will produce the desired results.
    Reinvestment Risk--Reinvestment risk is the risk that a bond's cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond. If interest rates decline, the underlying bond may rise in value, but the cash flows received from that bond may have to be invested at a lower interest rate.
    Dollar Roll Transaction Risk--In a dollar roll transaction, the underlying fund sells a mortgage-backed security held by the underlying fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. Dollar roll transactions involve the risk that the market value of the securities retained by the underlying fund may decline below the price of the securities that the underlying fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the underlying fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party or its trustee or receiver, whether to enforce the underlying fund's obligation to repurchase the securities.

    Sector Fund Risk--An underlying fund's investments are concentrated in a comparatively narrow segment of the economy, the utilities sector. This means that the fund's investment concentration in the utilities sector is higher than most mutual funds the broad securities market. Consequently, an underlying fund may tend to be more volatile than other mutual funds, and consequently the value of an investment in the fund may tend to rise and fall more rapidly.


    Limited Number of Holdings Risk--Because a large percentage of an underlying fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investment in an underlying fund.


INTERNATIONAL ALLOCATION


The principal risks of investing in the fund and the underlying funds are:

    Fund of Funds Risk--The fund pursues its investment objective by investing its assets in other underlying funds rather than investing directly in stocks, bonds, cash or other investments. The fund's investment performance depends on the investment performance of the underlying funds in which it invests. Therefore, the risks associated with an investment in a fund of funds, like the fund, are also the risks associated with an investment in the underlying funds. There is a risk that the advisor's evaluations and assumptions regarding the fund's broad asset classes or the underlying funds in which the fund invests may be incorrect based on actual market conditions. There is a risk that the fund will vary from the target weightings in the underlying funds due to factors such as market fluctuations. There can be no assurance that the underlying funds will achieve their investment objectives, and the performance of the underlying funds may be lower than the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the fund. If that were to occur, the fund might be forced to withdraw its investment from the underlying fund at a time that is unfavorable to the fund.

    Based on the structure of the fund, the fund is limited to investing in underlying funds that are part of The AIM Family of Funds--Registered Trademark--. Moreover, the advisor has the ability to select and substitute the underlying funds in which the fund invests, and may be subject to potential conflicts of interest in selecting underlying funds because it may receive higher fees from certain underlying funds than others. However, as a fiduciary to the fund, the advisor is required to act in the fund's best interest when selecting underlying funds.
    Because the fund is a fund of funds, the fund is subject to the risks associated with the underlying funds in which it invests. The risks of an investment in the underlying funds are set forth below:
    Market Risk--The prices of and the income generated by securities held by the underlying funds may decline in response to certain events, including those directly involving the companies whose securities are owned by the underlying funds; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.
    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. These factors will probably affect the equity securities of smaller companies more than the equity securities of larger, more-established companies. Also, because equity securities of smaller companies may not be traded as often as equity securities of larger, more-established companies, it may be difficult or impossible for the underlying fund to sell securities at a desirable price.

    Foreign Securities Risk--The dollar value of an underlying fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of an underlying fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.


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                  INCOME ALLOCATION - INTERNATIONAL ALLOCATION
    MID CAP CORE EQUITY - MODERATE ALLOCATION - MODERATE GROWTH ALLOCATION -
             MODERATELY CONSERVATIVE ALLOCATION - SMALL CAP GROWTH
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INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (CONTINUED)

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    Convertible Securities Risk--The values of convertible securities in which an underlying fund may invest will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, because these types of securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and a price that is unfavorable to the underlying fund.
    IPO Investment Risk--Certain of the underlying funds may participate in the initial public offering (IPO) market in some market cycles. If the underlying funds have a smaller asset base, any investment an underlying fund may make in IPOs may significantly affect the underlying fund's total return. As the underlying fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on that fund's total return.
    Interest Rate Risk--Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular bond, the greater is its price sensitivity to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.
    Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its price, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality can result in bankruptcy for the issuer and permanent loss of investment.
    High Yield Risk--High yield risk is a form of credit risk. Securities that are below investment grade are regarded as having predominately speculative characteristics with respect to the capacity to pay interest and repay principal. Lower rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, the fund may incur additional expenses to seek recovery.
    The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the fund could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of the fund's shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.
    Derivatives Risk--The value of "derivatives"--so-called because their value "derives" from the value of an underlying asset (including an underlying security), reference rate or index--may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. Derivatives may be used to create synthetic exposure to an underlying asset or to hedge a portfolio risk. If an underlying fund uses derivatives to "hedge" a portfolio risk, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the underlying fund's portfolio. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with an underlying fund.
    Leverage Risk--The use of derivatives may give rise to a form of leverage. Leverage may cause an underlying fund's portfolio to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities held by the underlying fund.
    Short Sales Risk--An underlying fund may engage in non-covered short sales, which means selling a security that it does not own in anticipation of purchasing the same security at a later date at a lower price. The underlying fund will not sell a security short, if as a result of such short sale, the aggregate market value of all securities sold short exceeds 10% of the underlying fund's net assets. If the underlying fund sells a security short, and the security increases in value, the underlying fund will have to pay the higher price to purchase the security. Since there is no limit on how much the price of the security can increase, the underlying fund's exposure is unlimited. The more the underlying fund pays to purchase the security, the more it will lose on the transaction and the more the price of your shares will be affected. The underlying fund will also incur transaction costs to engage in this practice.
    Cash/Cash Equivalents Risk--To the extent that an underlying fund holds cash or cash equivalents rather than equity securities, the underlying fund may not achieve its investment objective and it may underperform its peer group and benchmark index, particularly during periods of strong market performance.
    Non-Diversification Risk--Certain of the underlying funds in which the fund invests are "non-diversified" meaning that they can invest a greater portion of its assets in the obligations of a single issuer than a diversified fund can. To the extent that a large percentage of an underlying fund's assets may be invested in a limited number of issuers, a change in the value of the issuers' securities could affect the value of the underlying fund.

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                  INCOME ALLOCATION - INTERNATIONAL ALLOCATION
    MID CAP CORE EQUITY - MODERATE ALLOCATION - MODERATE GROWTH ALLOCATION -
             MODERATELY CONSERVATIVE ALLOCATION - SMALL CAP GROWTH
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INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (CONTINUED)

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    Limited Number of Holdings Risk--Because a large percentage of an underlying fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investment in an underlying fund.


MODERATE ALLOCATION


The principal risks of investing in the fund and the underlying funds are:

    Fund of Funds Risk--The fund pursues its investment objective by investing its assets in other underlying funds rather than investing directly in stocks, bonds, cash or other investments. The fund's investment performance depends on the investment performance of the underlying funds in which it invests. Therefore, the risks associated with an investment in a fund of funds, like the fund, are also the risks associated with an investment in the underlying funds. There is a risk that the advisor's evaluations and assumptions regarding the fund's broad asset classes or the underlying funds in which the fund invests may be incorrect based on actual market conditions. There is a risk that the fund will vary from the target weightings in the underlying funds due to factors such as market fluctuations. There can be no assurance that the underlying funds will achieve their investment objectives, and the performance of the underlying funds may be lower than the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the fund. If that were to occur, the fund might be forced to withdraw its investment from the underlying fund at a time that is unfavorable to the fund.
    Based on the structure of the fund, the fund is limited to investing in underlying funds that are part of The AIM Family of Funds--Registered Trademark--. Moreover, the advisor has the ability to select and substitute the underlying funds in which the fund invests, and may be subject to potential conflicts of interest in selecting underlying funds because it may receive higher fees from certain underlying funds than others. However, as a fiduciary to the fund, the advisor is required to act in the fund's best interest when selecting underlying funds.
 Because the fund is a fund of funds, the fund is subject to the risks associated with the underlying funds in which it invests. The risks of an investment in the underlying funds are set forth below:
    Market Risk--The prices of and the income generated by securities held by the underlying funds may decline in response to certain events, including those directly involving the companies whose securities are owned by the underlying funds; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.
    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. These factors will probably affect the equity securities of smaller companies more than the equity securities of larger, more-established companies. Also, because equity securities of smaller companies may not be traded as often as equity securities of larger, more-established companies, it may be difficult or impossible for the underlying fund to sell securities at a desirable price.

    Foreign Securities Risk--The dollar value of an underlying fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of an underlying fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

    Convertible Securities Risk--The values of convertible securities in which an underlying fund may invest will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, because these types of securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and a price that is unfavorable to the underlying fund.
    Interest Rate Risk--Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular bond, the greater is its price sensitivity to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.
    Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its price, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality can result in bankruptcy for the issuer and permanent loss of investment.
    U.S. Government Obligations Risk--The underlying funds may invest in obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow

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             MODERATELY CONSERVATIVE ALLOCATION - SMALL CAP GROWTH
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INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (CONTINUED)

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from the U.S. Treasury, such as those of the Federal National Mortgage
Association; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer's obligations, such as those of the former Student Loan Marketing Association; or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the underlying fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.
    High Yield Risk--High yield risk is a form of credit risk. Securities that are below investment grade are regarded as having predominately speculative characteristics with respect to the capacity to pay interest and repay principal. Lower rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, the fund may incur additional expenses to seek recovery.
    The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the fund could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of the fund's shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.
    Mortgage- and Asset-Backed Securities Risk--Certain of the underlying funds may invest in mortgage and asset-backed securities. These securities are subject to prepayment or call risk, which is the risk that payments from the borrower may be received earlier or later than expected due to changes in the rate at which the underlying loans are prepaid. Faster prepayments often happen when market interest rates are falling. As a result, an underlying fund may need to reinvest these early payments at lower interest rates, thereby reducing its income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the underlying loans to be outstanding for a longer time, which can cause the market value of the security to fall because the market may view its interest rate as too low for a longer-term investment.
    Derivatives Risk--The value of "derivatives"--so-called because their value "derives" from the value of an underlying asset (including an underlying security), reference rate or index--may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. Derivatives may be used to create synthetic exposure to an underlying asset or to hedge a portfolio risk. If an underlying fund uses derivatives to "hedge" a portfolio risk, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the underlying fund's portfolio. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with an underlying fund.
    Leverage Risk--The use of derivatives may give rise to a form of leverage. Leverage may cause an underlying fund's portfolio to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities held by the underlying fund.
    Active Trading Risk--Certain of the underlying funds may engage in active and frequent trading of portfolio securities to achieve their investment objectives. If an underlying fund does trade in this way, it may incur increased costs, which can lower the actual return of the underlying fund. Active trading may also increase short term gains and losses, which may affect the taxes that must be paid.
    Currency/Exchange Rate Risk--Certain of the underlying funds may buy or sell currencies other than the U.S. Dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.
    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the underlying fund's portfolio managers will produce the desired results.
    Growth Investing Risk--Certain of the underlying funds may invest in "growth" stocks. "Growth" stocks can perform differently from the market as a whole and other types of stocks and tend to be more expensive relative to their earnings or assets compared with other types of stocks. As a result, growth stocks tend to be more sensitive to changes in their earnings and can be more volatile than other types of stocks.
    Value Investing Risk--Certain of the underlying funds may invest in "value" stocks. "Value" stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, value stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.
    Non-Diversification Risk--AIM Floating Rate Fund, one of the underlying funds, is non-diversified and can invest a greater portion of its assets in the loans or securities of one borrower or issuer than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.
    High-Coupon U.S. Government Agency Mortgage-Backed Securities Risk--The underlying funds may invest in high-coupon U.S. Government agency mortgage-backed securities. These provide a higher coupon at the time of purchase than current prevailing market interest rates. The underlying funds may purchase such securities at a premium. If these securities experience a faster principal prepayment rate than expected, both the market value of and income from such securities will decrease. The prices of high-coupon U.S. Government agency mortgage-backed securities

--------------------------------------------------------------------------------
  BASIC VALUE - CONSERVATIVE ALLOCATION - GLOBAL EQUITY - GROWTH ALLOCATION -
                  INCOME ALLOCATION - INTERNATIONAL ALLOCATION
    MID CAP CORE EQUITY - MODERATE ALLOCATION - MODERATE GROWTH ALLOCATION -
             MODERATELY CONSERVATIVE ALLOCATION - SMALL CAP GROWTH
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (CONTINUED)

--------------------------------------------------------------------------------

fall more slowly when interest rates rise than do prices of traditional fixed-rate securities. Some of the securities purchased by the underlying funds are not guaranteed by the U.S. Government. The issuer of a security may default or otherwise be unable to honor a financial obligation.
    Reinvestment Risk--Reinvestment risk is the risk that a bond's cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond. If interest rates decline, the underlying bond may rise in value, but the cash flows received from that bond may have to be invested at a lower interest rate.
    Dollar Roll Transaction Risk--In a dollar roll transaction, the underlying fund sells a mortgage-backed security held by the underlying fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. Dollar roll transactions involve the risk that the market value of the securities retained by the underlying fund may decline below the price of the securities that the underlying fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the underlying fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party or its trustee or receiver, whether to enforce the underlying fund's obligation to repurchase the securities.
    Risks Relating to Banking and Financial Services Industries--To the extent that the underlying fund is concentrated in securities of issuers in the banking and financial services industries, the underlying fund's performance will depend to a greater extent on the overall condition of those industries. Financial services companies are highly dependent on the supply of short-term financing. The value of securities of issuers in the banking and financial services industry can be sensitive to changes in government regulations and interest rates and to economic downturns in the United States and abroad.

MODERATE GROWTH ALLOCATION


The principal risks of investing in the fund and the underlying funds are:

    Fund of Funds Risk--The fund pursues its investment objective by investing its assets in other underlying funds rather than investing directly in stocks, bonds, cash or other investments. The fund's investment performance depends on the investment performance of the underlying funds in which it invests. Therefore, the risks associated with an investment in a fund of funds, like the fund, are also the risks associated with an investment in the underlying funds. There is a risk that the advisor's evaluations and assumptions regarding the fund's broad asset classes or the underlying funds in which the fund invests may be incorrect based on actual market conditions. There is a risk that the fund will vary from the target weightings in the underlying funds due to factors such as market fluctuations. There can be no assurance that the underlying funds will achieve their investment objectives, and the performance of the underlying funds may be lower than the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the fund. If that were to occur, the fund might be forced to withdraw its investment from the underlying fund at a time that is unfavorable to the fund.

    Based on the structure of the fund, the fund is limited to investing in underlying funds that are part of The AIM Family of Funds--Registered Trademark--. Moreover, the advisor has the ability to select and substitute the underlying funds in which the fund invests, and may be subject to potential conflicts of interest in selecting underlying funds because it may receive higher fees from certain underlying funds than others. However, as a fiduciary to the fund, the advisor is required to act in the fund's best interest when selecting underlying funds.
    Because the fund is a fund of funds, the fund is subject to the risks associated with the underlying funds in which it invests. The risks of an investment in the underlying funds are set forth below:
    Market Risk--The prices of and the income generated by securities held by the underlying funds may decline in response to certain events, including those directly involving the companies whose securities are owned by the underlying funds; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.
    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. These factors will probably affect the equity securities of smaller companies more than the equity securities of larger, more-established companies. Also, because equity securities of smaller companies may not be traded as often as equity securities of larger, more-established companies, it may be difficult or impossible for the underlying fund to sell securities at a desirable price.

    Foreign Securities Risk--The dollar value of an underlying fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of an underlying fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

    Convertible Securities Risk--The values of convertible securities in which an underlying fund may invest will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, because these types of securities pay fixed interest and dividends, their values may fall if market interest rates rise and

--------------------------------------------------------------------------------
  BASIC VALUE - CONSERVATIVE ALLOCATION - GLOBAL EQUITY - GROWTH ALLOCATION -
                  INCOME ALLOCATION - INTERNATIONAL ALLOCATION
    MID CAP CORE EQUITY - MODERATE ALLOCATION - MODERATE GROWTH ALLOCATION -
             MODERATELY CONSERVATIVE ALLOCATION - SMALL CAP GROWTH
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (CONTINUED)

--------------------------------------------------------------------------------

rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and a price that is unfavorable to the underlying fund.
    Interest Rate Risk--Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular bond, the greater is its price sensitivity to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.
    Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its price, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality can result in bankruptcy for the issuer and permanent loss of investment.
    U.S. Government Obligations Risk--The underlying funds may invest in obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer's obligations, such as those of the former Student Loan Marketing Association; or
(iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the underlying fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.
    High Yield Risk--High yield risk is a form of credit risk. Securities that are below investment grade are regarded as having predominately speculative characteristics with respect to the capacity to pay interest and repay principal. Lower rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, the fund may incur additional expenses to seek recovery.

    The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the fund could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of the fund's shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.
    Derivatives Risk--The value of "derivatives"--so-called because their value "derives" from the value of an underlying asset (including an underlying security), reference rate or index--may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. Derivatives may be used to create synthetic exposure to an underlying asset or to hedge a portfolio risk. If an underlying fund uses derivatives to "hedge" a portfolio risk, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the underlying fund's portfolio. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with an underlying fund.
    Leverage Risk--The use of derivatives may give rise to a form of leverage. Leverage may cause an underlying fund's portfolio to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities held by the underlying fund.
    Growth Investing Risk--Certain of the underlying funds may invest in "growth" stocks. "Growth" stocks can perform differently from the market as a whole and other types of stocks and tend to be more expensive relative to their earnings or assets compared with other types of stocks. As a result, growth stocks tend to be more sensitive to changes in their earnings and can be more volatile than other types of stocks.
    Value Investing Risk--Certain of the underlying funds may invest in "value" stocks. "Value" stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, value stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.
    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the underlying fund's portfolio managers will produce the desired results.
    Market Capitalization Risk--Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. Small and mid-sized companies tend to be more vulnerable to adverse developments and more volatile than larger companies. Investments in small and mid-sized companies may

--------------------------------------------------------------------------------
  BASIC VALUE - CONSERVATIVE ALLOCATION - GLOBAL EQUITY - GROWTH ALLOCATION -
                  INCOME ALLOCATION - INTERNATIONAL ALLOCATION
    MID CAP CORE EQUITY - MODERATE ALLOCATION - MODERATE GROWTH ALLOCATION -
             MODERATELY CONSERVATIVE ALLOCATION - SMALL CAP GROWTH
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (CONTINUED)

--------------------------------------------------------------------------------

involve special risks, including those associated with dependence on a small management group, little or no operating history, little or no track record of success, and limited product lines, markets and financial resources. Also, there may be less publicly available information about the issuers of the securities or less market interest in such securities than in the case of larger companies, each of which can cause significant price volatility. The securities of small and mid-sized may be illiquid, restricted as to resale, or may trade less frequently and in smaller volume than more widely held securities, which may make it difficult for an underlying fund to establish or close out a position in these securities at prevailing market prices.
    Active Trading Risk--Certain of the underlying funds may engage in active and frequent trading of portfolio securities to achieve their investment objectives. If an underlying fund does trade in this way, it may incur increased costs, which can lower the actual return of the underlying fund. Active trading may also increase short term gains and losses, which may affect the taxes that must be paid.
    Currency/Exchange Rate Risk--Certain of the underlying funds may buy or sell currencies other than the U.S. Dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.
    Reinvestment Risk--Reinvestment risk is the risk that a bond's cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond. If interest rates decline, the underlying bond may rise in value, but the cash flows received from that bond may have to be invested at a lower interest rate.
    High-Coupon U.S. Government Agency Mortgage-Backed Securities Risk--The underlying funds may invest in high-coupon U.S. Government agency mortgage-backed securities. These provide a higher coupon at the time of purchase than current prevailing market interest rates. The underlying funds may purchase such securities at a premium. If these securities experience a faster principal prepayment rate than expected, both the market value of and income from such securities will decrease. The prices of high-coupon U.S. Government agency mortgage-backed securities fall more slowly when interest rates rise than do prices of traditional fixed-rate securities. Some of the securities purchased by the underlying funds are not guaranteed by the U.S. Government. The issuer of a security may default or otherwise be unable to honor a financial obligation.
    Dollar Roll Transaction Risk--In a dollar roll transaction, the underlying fund sells a mortgage-backed security held by the underlying fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. Dollar roll transactions involve the risk that the market value of the securities retained by the underlying fund may decline below the price of the securities that the underlying fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the underlying fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party or its trustee or receiver, whether to enforce the underlying fund's obligation to repurchase the securities.

    Counterparty Risk--Individually negotiated, or over-the-counter, derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction of an underlying fund.


    Limited Number of Holdings Risk--Because a large percentage of an underlying fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investment in an underlying fund.


    Sector Fund Risk--Certain of the underlying fund's investments are concentrated in comparatively narrow segments of the economy. This means that the underlying fund's investments are concentrated in the energy, financial-services, health sciences, leisure and technology sectors is higher than most mutual funds and the broad securities market. Consequently, the underlying funds tend to go up and down more rapidly.


    Unseasoned Issuer Risk--Start-up companies or earlier stage companies, such as venture capital companies, generally have limited operating histories, no present market for their technologies or products, and no history of earnings for financial services. These companies may rely entirely or in large part on private investments to finance their operations.


MODERATELY CONSERVATIVE ALLOCATION


The principal risks of investing in the fund and the underlying funds are:

    Fund of Funds Risk--The fund pursues its investment objective by investing its assets in other underlying funds rather than investing directly in stocks, bonds, cash or other investments. The fund's investment performance depends on the investment performance of the underlying funds in which it invests. Therefore, the risks associated with an investment in a fund of funds, like the fund, are also the risks associated with an investment in the underlying funds.
    There is a risk that the advisor's evaluations and assumptions regarding the fund's broad asset classes or the underlying funds in which the fund invests may be incorrect based on actual market conditions. There is a risk that the fund will vary from the target weightings in the underlying funds due to factors such as market fluctuations. There can be no assurance that the underlying funds will achieve their investment objectives, and the performance of the underlying funds may be lower than the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the fund. If that were to occur, the fund might be forced to withdraw its investment from the underlying fund at a time that is unfavorable to the fund.

    Based on the structure of the fund, the fund is limited to investing in underlying funds that are part of The AIM Family of Funds--Registered Trademark--. Moreover, the advisor has the ability to select and substitute the underlying funds in which the fund invests, and may be subject to potential conflicts of interest in selecting underlying funds because it may receive higher fees from certain underlying funds than others. However, as a fiduciary to the fund, the advisor is required to act in the fund's best interest when selecting underlying funds.

--------------------------------------------------------------------------------
  BASIC VALUE - CONSERVATIVE ALLOCATION - GLOBAL EQUITY - GROWTH ALLOCATION -
                  INCOME ALLOCATION - INTERNATIONAL ALLOCATION
    MID CAP CORE EQUITY - MODERATE ALLOCATION - MODERATE GROWTH ALLOCATION -
             MODERATELY CONSERVATIVE ALLOCATION - SMALL CAP GROWTH
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (CONTINUED)

--------------------------------------------------------------------------------

    Because the fund is a fund of funds, the fund is subject to the risks associated with the underlying funds in which it invests. The risks of an investment in the underlying funds are set forth below:
    Market Risk--The prices of and the income generated by securities held by the underlying funds may decline in response to certain events, including those directly involving the companies whose securities are owned by the underlying funds; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.
    Interest Rate Risk--Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular bond, the greater is its price sensitivity to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.
    Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its price, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality can result in bankruptcy for the issuer and permanent loss of investment.
    U.S. Government Obligations Risk--The underlying funds may invest in obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer's obligations, such as those of the former Student Loan Marketing Association; or
(iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the underlying fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.
    High-Coupon U.S. Government Agency Mortgage-Backed Securities Risk--The underlying funds may invest in high-coupon U.S. Government agency mortgage-backed securities. These provide a higher coupon at the time of purchase than current prevailing market interest rates. The underlying funds may purchase such securities at a premium. If these securities experience a faster principal prepayment rate than expected, both the market value of and income from such securities will decrease. The prices of high-coupon U.S. Government agency mortgage-backed securities fall more slowly when interest rates rise than do prices of traditional fixed-rate securities. Some of the securities purchased by the underlying funds are not guaranteed by the U.S. Government. The issuer of a security may default or otherwise be unable to honor a financial obligation.
    High Yield Risk--High yield risk is a form of credit risk. Securities that are below investment grade are regarded as having predominately speculative characteristics with respect to the capacity to pay interest and repay principal. Lower rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, the fund may incur additional expenses to seek recovery.
    The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the fund could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of the fund's shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.
    Mortgage- and Asset-Backed Securities Risk--Certain of the underlying funds may invest in mortgage and asset-backed securities. These securities are subject to prepayment or call risk, which is the risk that payments from the borrower may be received earlier or later than expected due to changes in the rate at which the underlying loans are prepaid. Faster prepayments often happen when market interest rates are falling. As a result, an underlying fund may need to reinvest these early payments at lower interest rates, thereby reducing its income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the underlying loans to be outstanding for a longer time, which can cause the market value of the security to fall because the market may view its interest rate as too low for a longer-term investment.
    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. These factors will probably affect the equity securities of smaller companies more than the equity securities of larger, more-established companies. Also, because equity securities of smaller companies may not be traded as often as equity securities of larger, more-established companies, it may be difficult or impossible for the underlying fund to sell securities at a desirable price.

    Foreign Securities Risk--The dollar value of an underlying fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of an underlying fund's foreign investments may be adversely affected

--------------------------------------------------------------------------------
  BASIC VALUE - CONSERVATIVE ALLOCATION - GLOBAL EQUITY - GROWTH ALLOCATION -
                  INCOME ALLOCATION - INTERNATIONAL ALLOCATION
    MID CAP CORE EQUITY - MODERATE ALLOCATION - MODERATE GROWTH ALLOCATION -
             MODERATELY CONSERVATIVE ALLOCATION - SMALL CAP GROWTH
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (CONTINUED)

--------------------------------------------------------------------------------


by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

    Convertible Securities Risk--The values of convertible securities in which an underlying fund may invest will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, because these types of securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and a price that is unfavorable to the underlying fund.
    Derivatives Risk--The value of "derivatives"--so-called because their value "derives" from the value of an underlying asset (including an underlying security), reference rate or index--may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. Derivatives may be used to create synthetic exposure to an underlying asset or to hedge a portfolio risk. If an underlying fund uses derivatives to "hedge" a portfolio risk, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the underlying fund's portfolio. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with an underlying fund.
    Leverage Risk--The use of derivatives may give rise to a form of leverage. Leverage may cause an underlying fund's portfolio to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities held by the underlying fund.
    Active Trading Risk--Certain of the underlying funds may engage in active and frequent trading of portfolio securities to achieve their investment objectives. If an underlying fund does trade in this way, it may incur increased costs, which can lower the actual return of the underlying fund. Active trading may also increase short term gains and losses, which may affect the taxes that must be paid.
    Value Investing Risk--Certain of the underlying funds may invest in "value" stocks. "Value" stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, value stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.
    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the underlying fund's portfolio managers will produce the desired results.
    Growth Investing Risk--Certain of the underlying funds may invest in "growth" stocks. "Growth" stocks can perform differently from the market as a whole and other types of stocks and tend to be more expensive relative to their earnings or assets compared with other types of stocks. As a result, growth stocks tend to be more sensitive to changes in their earnings and can be more volatile than other types of stocks.
    Currency/Exchange Rate Risk--Certain of the underlying funds may buy or sell currencies other than the U.S. Dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.
    Non-Diversification Risk--AIM Floating Rate Fund, one of the underlying funds, is non-diversified and can invest a greater portion of its assets in the loans or securities of one borrower or issuer than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.
    Reverse Repurchase Agreement Risk--Reverse repurchase agreements are agreements that involve the sale by the underlying fund of securities to financial institutions such as banks and broker-dealers, with an agreement that the underlying fund will repurchase the securities at an agreed upon price and date. Reverse repurchase agreements involve the risk that the market value of securities to be purchased by the underlying fund may decline below the price at which the fund is obligated to repurchase the securities, or that the other party may default on its obligation, so that the underlying fund is delayed or prevented from completing the transaction. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the underlying fund's obligation to repurchase the securities.
    Reinvestment Risk--Reinvestment risk is the risk that a bond's cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond. If interest rates decline, the underlying bond may rise in value, but the cash flows received from that bond may have to be invested at a lower interest rate.
    Dollar Roll Transaction Risk--In a dollar roll transaction, the underlying fund sells a mortgage-backed security held by the underlying fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. Dollar roll transactions involve the risk that the market value of the securities retained by the underlying fund may decline below the price of the securities that the underlying fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the underlying fund's

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  BASIC VALUE - CONSERVATIVE ALLOCATION - GLOBAL EQUITY - GROWTH ALLOCATION -
                  INCOME ALLOCATION - INTERNATIONAL ALLOCATION
    MID CAP CORE EQUITY - MODERATE ALLOCATION - MODERATE GROWTH ALLOCATION -
             MODERATELY CONSERVATIVE ALLOCATION - SMALL CAP GROWTH
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (CONTINUED)

--------------------------------------------------------------------------------

use of the proceeds from the sale of the securities may be restricted pending a determination by the other party or its trustee or receiver, whether to enforce the underlying fund's obligation to repurchase the securities.

BASIC VALUE

The principal risks of investing in the fund are:
    Market Risk--The prices of and the income generated by securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.
    Value Investing Risk--Value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Value stocks tend to be currently out-of-favor with many investors and can continue to be undervalued for long periods of time and may not ever realize their full value.
    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

    Foreign Securities Risk--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

    Derivatives Risk--The value of "derivatives"--so-called because their value "derives" from the value of an underlying asset (including an underlying security), reference rate or index--may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. Derivatives may be used to create synthetic exposure to an underlying asset or to hedge a portfolio risk. If the fund uses derivatives to "hedge" a portfolio risk, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the fund's portfolio. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the fund.
    Leverage Risk--The use of derivatives may give rise to a form of leverage. Leverage may cause the fund's portfolio to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities held by the fund.
    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.

GLOBAL EQUITY

The principal risks of investing in the fund are:
    Market Risk--The prices of and the income generated by securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.
    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

    Foreign Securities Risk--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

    Convertible Securities Risk--The values of convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and a price that is unfavorable to the fund.
    Interest Rate Risk--Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular bond, the greater is its price sensitivity to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.

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  BASIC VALUE - CONSERVATIVE ALLOCATION - GLOBAL EQUITY - GROWTH ALLOCATION -
                  INCOME ALLOCATION - INTERNATIONAL ALLOCATION
    MID CAP CORE EQUITY - MODERATE ALLOCATION - MODERATE GROWTH ALLOCATION -
             MODERATELY CONSERVATIVE ALLOCATION - SMALL CAP GROWTH
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (CONTINUED)

--------------------------------------------------------------------------------

    Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its price, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality can result in bankruptcy for the issuer and permanent loss of investment.
    Derivatives Risk--The value of "derivatives"--so-called because their value "derives" from the value of an underlying asset (including an underlying security), reference rate or index--may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. Derivatives may be used to create synthetic exposure to an underlying asset or to hedge a portfolio risk. If the fund uses derivatives to "hedge" a portfolio risk, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the fund's portfolio. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the fund.
    Leverage Risk--The use of derivatives may give rise to a form of leverage. Leverage may cause the fund's portfolio to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities held by the fund.
    Currency/Exchange Rate Risk--The fund may buy or sell currencies other than the U.S. Dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.
    Active Trading Risk--The fund may engage in active and frequent trading of portfolio securities to achieve its investment objectives. If a fund does trade in this way, it may incur increased costs, which can lower the actual return of the fund. Active trading may also increase short term gains and losses, which may affect the taxes that must be paid.
    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.

MID CAP CORE EQUITY

The principal risks of investing in the fund are:
    Market Risk--The prices of and the income generated by securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations. Certain securities selected for the fund's portfolio may decline in value more than the overall stock market. In general, the securities of mid-size companies are more volatile than those of large companies.
    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

    Foreign Securities Risk--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

    Convertible Securities Risk--The values of convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and a price that is unfavorable to the fund.
    Interest Rate Risk--Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular bond, the greater is its price sensitivity to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.
    Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its price, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality can result in bankruptcy for the issuer and permanent loss of investment.
    U.S. Government Obligations Risk--The fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the

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  BASIC VALUE - CONSERVATIVE ALLOCATION - GLOBAL EQUITY - GROWTH ALLOCATION -
                  INCOME ALLOCATION - INTERNATIONAL ALLOCATION
    MID CAP CORE EQUITY - MODERATE ALLOCATION - MODERATE GROWTH ALLOCATION -
             MODERATELY CONSERVATIVE ALLOCATION - SMALL CAP GROWTH
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (CONTINUED)

--------------------------------------------------------------------------------

U.S. Treasury, such as those of the Federal National Mortgage Association; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer's obligations, such as those of the former Student Loan Marketing Association; or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the underlying fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.
    Market Capitalization Risk--Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. Small and mid-sized companies tend to be more vulnerable to adverse developments and more volatile than larger companies. Investments in small and mid-sized companies may involve special risks, including those associated with dependence on a small management group, little or no operating history, little or no track record of success, and limited product lines, markets and financial resources. Also, there may be less publicly available information about the issuers of the securities or less market interest in such securities than in the case of larger companies, each of which can cause significant price volatility. The securities of small and mid-sized may be illiquid, restricted as to resale, or may trade less frequently and in smaller volume than more widely held securities, which may make it difficult for a fund to establish or close out a position in these securities at prevailing market prices.
    Derivatives Risk--The value of "derivatives"--so-called because their value "derives" from the value of an underlying asset (including an underlying security), reference rate or index--may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. Derivatives may be used to create synthetic exposure to an underlying asset or to hedge a portfolio risk. If the fund uses derivatives to "hedge" a portfolio risk, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the fund's portfolio. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the fund.
    Leverage Risk--The use of derivatives may give rise to a form of leverage. Leverage may cause the fund's portfolio to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities held by the fund.
    Cash/Cash Equivalents Risk--To the extent the fund holds cash or cash equivalents rather than equity securities, the fund may not achieve its investment objective and it may under perform its peer group and benchmark index, particularly during periods of strong market performance.
    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.

SMALL CAP GROWTH

The principal risks of investing in the fund are:
    Market Risk--The prices of and the income generated by securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations. Certain securities selected for the fund's portfolio may decline in value more than the overall stock market. In general, the securities of small companies are more volatile than those of mid-size companies or large companies.
    Growth Investing Risk--Growth stocks can perform differently from the market as a whole and other types of stocks and tend to be more expensive relative to their earnings or assets compared with other types of stocks. As a result, growth stocks tend to be more sensitive to changes in their earnings and can be more volatile than other types of stocks.
    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. These factors will probably affect the equity securities of smaller companies more than the equity securities of larger, more-established companies. Also, because equity securities of smaller companies may not be traded as often as equity securities of larger, more-established companies, it may be difficult or impossible for the underlying fund to sell securities at a desirable price.

    Foreign Securities Risk--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

    Market Capitalization Risk--Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. Small and mid-sized companies tend to be more vulnerable to adverse developments and more volatile than larger companies. Investments in small and mid-sized companies may involve special risks, including those associated with dependence on a small management group, little or no operating history, little or no track record of success, and limited product lines, markets and financial resources. Also, there may be less publicly available information about the issuers of the securities or less market interest in such securities than in the case of larger companies, each of which can cause significant price volatility.

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  BASIC VALUE - CONSERVATIVE ALLOCATION - GLOBAL EQUITY - GROWTH ALLOCATION -
                  INCOME ALLOCATION - INTERNATIONAL ALLOCATION
    MID CAP CORE EQUITY - MODERATE ALLOCATION - MODERATE GROWTH ALLOCATION -
             MODERATELY CONSERVATIVE ALLOCATION - SMALL CAP GROWTH
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (CONTINUED)

--------------------------------------------------------------------------------

The securities of small and mid-sized may be illiquid, restricted as to resale, or may trade less frequently and in smaller volume than more widely held securities, which may make it difficult for a fund to establish or close out a position in these securities at prevailing market prices.
    Convertible Securities Risk--The values of convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and a price that is unfavorable to the fund.
    Interest Rate Risk--Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular bond, the greater is its price sensitivity to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.
    Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its price, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality can result in bankruptcy for the issuer and permanent loss of investment.
    U.S. Government Obligations Risk--The fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer's obligations, such as those of the former Student Loan Marketing Association; or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the underlying fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.
    Derivatives Risk--The value of "derivatives"--so-called because their value "derives" from the value of an underlying asset (including an underlying security), reference rate or index--may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. Derivatives may be used to create synthetic exposure to an underlying asset or to hedge a portfolio risk. If the fund uses derivatives to "hedge" a portfolio risk, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the fund's portfolio. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the fund.
    Leverage Risk--The use of derivatives may give rise to a form of leverage. Leverage may cause the fund's portfolio to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities held by the fund.

    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.


DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

Each fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the funds' first and third fiscal quarter-ends. In addition, portfolio holdings information for each fund is available at http://www.invescoaim.com. To reach this information, access the funds' overview page on the website. Links to the following fund information are located in the upper right side of this website page:

---------------------------------------------------------------------------------------------------------------------------------
                                                    APPROXIMATE DATE OF                          INFORMATION REMAINS
INFORMATION                                           WEBSITE POSTING                             POSTED ON WEBSITE
---------------------------------------------------------------------------------------------------------------------------------
 Top ten holdings as of month-end        15 days after month-end                      Until posting of the following month's top
                                                                                      ten holdings
---------------------------------------------------------------------------------------------------------------------------------
 Complete portfolio holdings as of       30 days after calendar quarter-end           For one year
 calendar quarter-end
---------------------------------------------------------------------------------------------------------------------------------

    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information, which is available at http://www.invescoaim.com.

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  BASIC VALUE - CONSERVATIVE ALLOCATION - GLOBAL EQUITY - GROWTH ALLOCATION -
                  INCOME ALLOCATION - INTERNATIONAL ALLOCATION
    MID CAP CORE EQUITY - MODERATE ALLOCATION - MODERATE GROWTH ALLOCATION -
             MODERATELY CONSERVATIVE ALLOCATION - SMALL CAP GROWTH
--------------------------------------------------------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS


Invesco Aim Advisors, Inc. (the advisor or Invesco Aim) serves as the funds' investment advisor and manages the investment operations of the funds and has agreed to perform or arrange for the performance of the funds' day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the funds, encompassing a broad range of investment objectives. The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the funds and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the funds:

    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at Bleichstrasse 60-62, Frankfurt, Germany 60313, which has acted as an investment advisor since 1998.
    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.
    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.
    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.
    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at One Midtown Plaza, 1360 Peachtree Street, N.E., Suite 100, Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.
    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.
    Invesco Institutional (N.A.), Inc. (Invesco Institutional), located at One Midtown Plaza, 1360 Peachtree Street, N.E., Suite 100, Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.
    Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.

    AIM Funds Management Inc. (AFMI), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1994. AFMI anticipates changing its name to Invesco Trimark Investment Management Inc. on or prior to December 31, 2008.


    AIM Floating Rate Fund, one of the underlying funds for Conservative Allocation, Income Allocation, Moderate Allocation and Moderately Conservative Allocation, along with numerous unrelated funds and financial institutions, has been named as a defendant in two private civil lawsuits filed in the United States Bankruptcy Court, Southern District of New York. (Enron Corp. v. J.P. Morgan Securities, Inc., et al., Case No. 01-16034(AJG) and Adelphia Communications Corp. and its Affiliate Debtors in Possession and Official Committee of Unsecured Creditors of Adelphia v. Bank of America, individually and as Agent for various Banks Party to Credit Agreements, et al., Case No. 02-41729). These lawsuits seek, respectively, avoidance of certain payments made by Enron Corp. and avoidance of certain loans of Adelphia Communications Corp. The Enron lawsuit alleges that payments made to AIM Floating Rate Fund and other creditors to prepay and/or redeem certain commercial paper prior to its maturity were preferential transfers. The amount sought to be recovered from AIM Floating Rate Fund in the Enron lawsuit is the aggregate amount of the repurchases of Enron's commercial paper from AIM Floating Rate Fund during the 90 days prior to the filing by Enron of a bankruptcy petition (approximately $10 million) plus interest and Enron's court costs. The Adelphia lawsuit alleges that the purchasers of Adelphia's bank debt knew, or should have known, that the loan proceeds would not benefit Adelphia, but instead would be used to enrich Adelphia insiders. The amount sought to be recovered from AIM Floating Rate Fund in the Adelphia lawsuit is not specified in such lawsuit. Adelphia has also filed a bankruptcy petition. Accordingly, any recoveries by the plaintiffs in these lawsuits may result in a corresponding claim against the respective bankruptcy estate, which may be paid in part through distributions under a plan of reorganization to the extent the claim is allowed under such plan.

    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.
    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.
    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

--------------------------------------------------------------------------------
  BASIC VALUE - CONSERVATIVE ALLOCATION - GLOBAL EQUITY - GROWTH ALLOCATION -
                  INCOME ALLOCATION - INTERNATIONAL ALLOCATION
    MID CAP CORE EQUITY - MODERATE ALLOCATION - MODERATE GROWTH ALLOCATION -
             MODERATELY CONSERVATIVE ALLOCATION - SMALL CAP GROWTH
--------------------------------------------------------------------------------

FUND MANAGEMENT (CONTINUED)
--------------------------------------------------------------------------------

ADVISOR COMPENSATION

During the fiscal year ended December 31, 2007, the advisor received compensation of 0.61%, 0.78%, 0.69% and 0.69%, respectively, of Basic Value's, Global Equity's, Mid Cap Core Equity's and Small Cap Growth's average daily net assets after fee waivers. The advisor does not receive a management fee from Conservative Allocation, Growth Allocation, Income Allocation, International Allocation, Moderate Allocation, Moderate Growth Allocation and Moderately Conservative Allocation.


    Invesco Aim, not the fund, pays sub-advisory fees, if any.


    A discussion regarding the basis for the Board of Trustees' approval of the investment advisory and subadvisory agreements of the funds is available in the funds' most recent reports to shareholders for the six-month period ended June 30.


PORTFOLIO MANAGERS

A lead manager generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The following individuals are jointly and primarily responsible for the day-to-day management of each fund's portfolio:

BASIC VALUE



- Bret W. Stanley (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with Invesco Aim and/or its affiliates since 1998.



- R. Canon Coleman II, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with Invesco Aim and/or its affiliates since 1999.



- Matthew W. Seinsheimer, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with Invesco Aim and/or its affiliates since 1998.



- Michael J. Simon, Senior Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with Invesco Aim and/or its affiliates since 2001.


GLOBAL EQUITY



- Derek S. Izuel (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with Invesco Aim and/or its affiliates since 1997.



- Duy Nguyen, Portfolio Manager, who has been responsible for the fund since 2005 and has been associated with Invesco Aim and/or its affiliates since 2000.


MID CAP CORE EQUITY



- Ronald S. Sloan (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with Invesco Aim and/or its affiliates since 1998.



- Brian Nelson, Portfolio Manager, who has been responsible for the fund since 2007 and has been associated with Invesco Aim and/or its affiliates since 2004. From 2000 to 2004, Mr. Nelson was a senior telecommunications analyst for RCM Global Investors.



- Douglas Asiello, Portfolio Manager, who has been responsible for the fund since 2007 and has been associated with Invesco Aim and/or its affiliates since 2001.


SMALL CAP GROWTH



- Juliet S. Ellis (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with Invesco Aim and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management.



- Juan R. Hartsfield, Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with Invesco Aim and/or its affiliates since 2004. From 2000 to 2004, he was a co-portfolio manager with JPMorgan Fleming Asset Management.



- Clay Manley, Portfolio Manager, who has been responsible for the fund since 2008 and has been associated with Invesco Aim and/or its affiliates since 2001.

--------------------------------------------------------------------------------
  BASIC VALUE - CONSERVATIVE ALLOCATION - GLOBAL EQUITY - GROWTH ALLOCATION -
                  INCOME ALLOCATION - INTERNATIONAL ALLOCATION
    MID CAP CORE EQUITY - MODERATE ALLOCATION - MODERATE GROWTH ALLOCATION -
             MODERATELY CONSERVATIVE ALLOCATION - SMALL CAP GROWTH
--------------------------------------------------------------------------------

FUND MANAGEMENT (CONTINUED)
--------------------------------------------------------------------------------

ALL FUNDS (OTHER THAN ALLOCATION FUNDS)

A lead manager generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.
    More information on the portfolio managers may be found on the advisor's website http://www.invescoaim.com. The website is not part of this prospectus.
    The funds' Statement of Additional Information provides additional information about the portfolio managers' investments in the funds, a description of their compensation structure, and information regarding other accounts they manage.

CONSERVATIVE ALLOCATION, GROWTH ALLOCATION, INCOME ALLOCATION, INTERNATIONAL ALLOCATION, MODERATE ALLOCATION, MODERATE GROWTH ALLOCATION AND MODERATELY CONSERVATIVE ALLOCATION


These funds are not actively managed, however, Gary K. Wendler, Director of Product Line Strategy and Investment Services for an affiliate of the advisor, assisted by a group of research professionals, determines the asset class allocation, underlying fund selections and target weightings for the funds. He has been responsible for Conservative Allocation, Growth Allocation and Moderate Allocation since their inception in 2004 and Income Allocation, International Allocation, Moderate Growth Allocation and Moderately Conservative Allocation Allocation since their inception in 2005. Mr. Wendler has been associated with the advisor and/or its affiliates since 1995.
    The underlying funds are actively managed by investment professionals. More information on the investment professionals managing the underlying funds may be found on our website http://www.invescoaim.com. The website is not a part of this prospectus.

OTHER INFORMATION
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

Basic Value, Global Equity, Mid Cap Core Equity and Small Cap Growth expect that their distributions, if any, will consist primarily of capital gains. Conservative Allocation, Growth Allocation, Income Allocation, International Allocation, Moderate Allocation, Moderate Growth Allocation and Moderately Conservative Allocation expect that their distributions, if any, will consist of both capital gains and ordinary income.


DIVIDENDS

All funds except Income Allocation generally declare and pay dividends, if any, annually. Income Allocation generally declares and pays dividends, if any, quarterly.


CAPITAL GAINS DISTRIBUTIONS


The funds generally distribute long-term and short-term capital gains, if any, annually, but may declare and pay capital gains distributions more than once per year as permitted by law.


SUITABILITY FOR INVESTORS

The Institutional Classes of the funds are intended for use by institutional investors. Shares of the Institutional Classes of the funds are available for banks and trust companies acting in a fiduciary or similar capacity, bank and trust company common and collective trust funds, banks and trust companies investing for their own account, entities acting for the account of a public entity (e.g. Taft-Hartley funds, states, cities or government agencies), defined benefit plans, endowments, foundations and defined contribution plans offered pursuant to Sections 401, 457, 403(a), or 403(b) or (c) (defined contribution plans offered pursuant to Section 403(b) must be sponsored by a Section 501(c)(3) organization). For defined contribution plans for which the sponsor has combined defined contribution and defined benefit assets of at least $100 million there is no minimum initial investment requirement, otherwise the minimum initial investment requirement for defined contribution plans is $10 million. There is no minimum initial investment requirement for defined benefit plans; and the minimum initial investment requirement for all other investors for which the Institutional Classes of the funds are available is $1 million.
    The Institutional Classes of the funds are designed to be convenient and economical vehicles in which institutions can invest in a portfolio of equity securities. An investment in the funds may relieve the institution of many of the investment and administrative burdens encountered when investing in equity securities directly. These include: selection and diversification of portfolio investments; surveying the market for the best price at which to buy and sell; valuation of portfolio securities; receipt, delivery and safekeeping of securities; and portfolio recordkeeping.

--------------------------------------------------------------------------------
  BASIC VALUE - CONSERVATIVE ALLOCATION - GLOBAL EQUITY - GROWTH ALLOCATION -
                  INCOME ALLOCATION - INTERNATIONAL ALLOCATION
    MID CAP CORE EQUITY - MODERATE ALLOCATION - MODERATE GROWTH ALLOCATION -
             MODERATELY CONSERVATIVE ALLOCATION - SMALL CAP GROWTH
--------------------------------------------------------------------------------

OTHER INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

LIMITED FUND OFFERING (SMALL CAP GROWTH)

Due to the sometimes limited availability of common stocks of smaller companies that meet the portfolio managers' investment process for the fund, the fund limited public sales of its shares to new investors as of the close of business on March 18, 2002. Investors should note that the fund reserves the right to refuse any order that might disrupt the efficient management of the fund.
    All investors who are invested in the fund as of the date on which the fund closed to new investors and remain invested in the fund may continue to make additional investments in their existing accounts and may open new accounts in their name. Additionally, the following types of investors may be allowed to open new accounts in the fund, subject to the approval of Invesco Aim Distributors and the advisor:

- Retirement plans maintained pursuant to Section 401 of the Internal Revenue Code ("the Code");

- Retirement plans maintained pursuant to Section 403 of the Code, to the extent they are maintained by organizations established under Section 501(c)(3) of the Code;

- Non qualified deferred compensation plans maintained pursuant to Section 409A of the Code;

- Retirement plans maintained pursuant to Section 457 of the Code; and

- Qualified Tuition Programs maintained pursuant to Section 529 of the Code.

    Future investments in the fund may also be made by or through brokerage firm wrap programs, subject to the approval of Invesco Aim Distributors and the advisor. Such plans and programs that are considering the fund as an investment option should contact Invesco Aim Distributors.
    At the advisor's discretion, proprietary asset allocation funds may open new accounts in the fund. In addition, the fund's current portfolio managers and portfolio management team may also make investments in the fund.
    The fund may resume sales of shares to other new investors on a future date if the advisor determines it is appropriate and the Board of Trustees approves.

--------------------------------------------------------------------------------
  BASIC VALUE - CONSERVATIVE ALLOCATION - GLOBAL EQUITY - GROWTH ALLOCATION -
                  INCOME ALLOCATION - INTERNATIONAL ALLOCATION
    MID CAP CORE EQUITY - MODERATE ALLOCATION - MODERATE GROWTH ALLOCATION -
             MODERATELY CONSERVATIVE ALLOCATION - SMALL CAP GROWTH
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand each fund's financial performance. Certain information reflects financial results for a single fund share.
    The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each fund (assuming reinvestment of all dividends and distributions).

    This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each fund's financial statements, is included in the fund's annual report, which is available upon request.

    For a discussion of how investments in IPOs affected Basic Value's, Global Equity's and Small Cap Growth's performance, see the "Performance Information" section of this prospectus.


                                                                                   BASIC VALUE --
                                                                                 INSTITUTIONAL CLASS
                                                              ---------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------
                                                                2007           2006        2005        2004       2003
                                                              --------       --------    --------    --------    ------
Net asset value, beginning of period                          $  37.43       $  34.95    $  32.96    $  29.56    $21.95
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.23           0.24        0.17        0.02      0.08
-----------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.27           4.53        1.82        3.38      7.53
=======================================================================================================================
    Total from investment operations                              0.50           4.77        1.99        3.40      7.61
=======================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.02)         (0.19)         --          --        --
-----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (5.44)         (2.10)         --          --        --
=======================================================================================================================
    Total distributions                                          (5.46)         (2.29)         --          --        --
=======================================================================================================================
Net asset value, end of period                                $  32.47       $  37.43    $  34.95    $  32.96    $29.56
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(a)                                                   1.42%         13.64%       6.04%      11.50%    34.67%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $327,654       $339,915    $209,208    $103,219    $2,123
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  0.76%(b)       0.75%       0.72%       0.71%     0.71%
-----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               0.79%(b)       0.80%       0.78%       0.73%     0.71%
=======================================================================================================================
Ratio of net investment income to average net assets              0.69%(b)       0.76%       0.62%       0.47%     0.35%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate                                             23%            14%         12%         15%       20%
_______________________________________________________________________________________________________________________
=======================================================================================================================



(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.


(b) Ratios based on average daily net assets of $338,858,254.

--------------------------------------------------------------------------------
  BASIC VALUE - CONSERVATIVE ALLOCATION - GLOBAL EQUITY - GROWTH ALLOCATION -
                  INCOME ALLOCATION - INTERNATIONAL ALLOCATION
    MID CAP CORE EQUITY - MODERATE ALLOCATION - MODERATE GROWTH ALLOCATION -
             MODERATELY CONSERVATIVE ALLOCATION - SMALL CAP GROWTH
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                           CONSERVATIVE ALLOCATION --
                                                                              INSTITUTIONAL CLASS
                                                              ----------------------------------------------------
                                                                       YEAR ENDED                APRIL 30, 2004
                                                                      DECEMBER 31,             (COMMENCEMENT DATE)
                                                              -----------------------------      TO DECEMBER 31,
                                                               2007         2006      2005            2004
                                                              ------       ------    ------    -------------------
Net asset value, beginning of period                          $10.66       $10.42    $10.32          $10.00
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.50(a)      0.38(a)   0.28(a)         0.14
------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                (0.05)        0.37      0.11            0.29
==================================================================================================================
    Total from investment operations                            0.45         0.75      0.39            0.43
==================================================================================================================
Less distributions:
  Dividends from net investment income                         (0.43)       (0.36)    (0.23)          (0.11)
------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.20)       (0.15)    (0.06)          (0.00)
==================================================================================================================
    Total distributions                                        (0.63)       (0.51)    (0.29)          (0.11)
==================================================================================================================
Net asset value, end of period                                $10.48       $10.66    $10.42          $10.32
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(b)                                                 4.13%        7.16%     3.79%           4.31%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $   11       $  116    $  108          $  104
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                0.21%(c)     0.23%     0.20%           0.20%(d)
------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             0.21%(c)     0.31%     0.45%           0.96%(d)
==================================================================================================================
Estimated acquired fund fees from underlying funds(e)           0.62%        0.61%     0.60%           0.63%
==================================================================================================================
Ratio of net investment income to average net assets            4.45%(c)     3.57%     2.66%           2.09%(d)
__________________________________________________________________________________________________________________
==================================================================================================================
Portfolio turnover rate(f)                                        22%          34%       24%              9%
__________________________________________________________________________________________________________________
==================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $546,477.


(d) Annualized.


(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.


(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

--------------------------------------------------------------------------------
  BASIC VALUE - CONSERVATIVE ALLOCATION - GLOBAL EQUITY - GROWTH ALLOCATION -
                  INCOME ALLOCATION - INTERNATIONAL ALLOCATION
    MID CAP CORE EQUITY - MODERATE ALLOCATION - MODERATE GROWTH ALLOCATION -
             MODERATELY CONSERVATIVE ALLOCATION - SMALL CAP GROWTH
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                 GLOBAL EQUITY --
                                                                                INSTITUTIONAL CLASS
                                                              -------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,           APRIL 30, 2004
                                                              --------------------------------    (COMMENCEMENT DATE)
                                                               2007          2006       2005        TO DECEMBER 31,
                                                              -------       -------    -------           2004
Net asset value, beginning of period                          $ 16.60       $ 15.64    $ 15.73          $ 13.98
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.29(a)       0.23       0.23(a)          0.07(a)
---------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         0.63          2.79       1.34             2.48
=====================================================================================================================
    Total from investment operations                             0.92          3.02       1.57             2.55
=====================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.38)        (0.27)     (0.21)              --
---------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (2.20)        (1.79)     (1.45)           (0.80)
=====================================================================================================================
    Total distributions                                         (2.58)        (2.06)     (1.66)           (0.80)
=====================================================================================================================
Redemption fees added to shares of beneficial interest           0.00          0.00       0.00             0.00
=====================================================================================================================
Net asset value, end of period                                $ 14.94       $ 16.60    $ 15.64          $ 15.73
_____________________________________________________________________________________________________________________
=====================================================================================================================
Total return(b)                                                  5.58%        19.40%      9.97%           18.39%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $79,762       $66,018    $39,803          $13,158
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 0.99%(c)      1.03%      0.99%            1.18%(d)
---------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.09%(c)      1.22%      1.17%            1.20%(d)
=====================================================================================================================
Ratio of net investment income to average net assets             1.67%(c)      1.50%      1.42%            0.65%(d)
_____________________________________________________________________________________________________________________
=====================================================================================================================
Portfolio turnover rate(e)                                        160%          166%       120%             115%
_____________________________________________________________________________________________________________________
=====================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $81,301,684.


(d) Annualized.


(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

--------------------------------------------------------------------------------
  BASIC VALUE - CONSERVATIVE ALLOCATION - GLOBAL EQUITY - GROWTH ALLOCATION -
                  INCOME ALLOCATION - INTERNATIONAL ALLOCATION
    MID CAP CORE EQUITY - MODERATE ALLOCATION - MODERATE GROWTH ALLOCATION -
             MODERATELY CONSERVATIVE ALLOCATION - SMALL CAP GROWTH
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                              GROWTH ALLOCATION --
                                                                              INSTITUTIONAL CLASS
                                                              ----------------------------------------------------
                                                                       YEAR ENDED                APRIL 30, 2004
                                                                      DECEMBER 31,             (COMMENCEMENT DATE)
                                                              -----------------------------      TO DECEMBER 31,
                                                               2007         2006      2005            2004
                                                              ------       ------    ------    -------------------
Net asset value, beginning of period                          $13.77       $12.25    $11.28          $10.00
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.28(a)      0.16      0.14(a)         0.05(a)
------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)        0.82         1.92      1.05            1.29
==================================================================================================================
    Total from investment operations                            1.10         2.08      1.19            1.34
==================================================================================================================
Less distributions:
  Dividends from net investment income                         (0.24)       (0.14)    (0.10)          (0.06)
------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.38)       (0.42)    (0.12)          (0.00)
==================================================================================================================
    Total distributions                                        (0.62)       (0.56)    (0.22)          (0.06)
==================================================================================================================
Net asset value, end of period                                $14.25       $13.77    $12.25          $11.28
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(b)                                                 8.09%       16.98%    10.52%          13.44%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $   97       $  147    $  125          $  113
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                0.08%(c)     0.12%     0.17%           0.17%(d)
------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             0.08%(c)     0.12%     0.19%           0.75%(d)
==================================================================================================================
Estimated acquired fund fees from underlying funds(e)           0.80%        0.83%     0.87%           0.96%
==================================================================================================================
Ratio of net investment income to average net assets            1.91%(c)     1.24%     1.18%           0.75%(d)
__________________________________________________________________________________________________________________
==================================================================================================================
Portfolio turnover rate(f)                                         5%          24%       14%              2%
__________________________________________________________________________________________________________________
==================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $138,774.


(d) Annualized.


(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.


(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

--------------------------------------------------------------------------------
  BASIC VALUE - CONSERVATIVE ALLOCATION - GLOBAL EQUITY - GROWTH ALLOCATION -
                  INCOME ALLOCATION - INTERNATIONAL ALLOCATION
    MID CAP CORE EQUITY - MODERATE ALLOCATION - MODERATE GROWTH ALLOCATION -
             MODERATELY CONSERVATIVE ALLOCATION - SMALL CAP GROWTH
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                        INCOME ALLOCATION --
                                                                        INSTITUTIONAL CLASS
                                                                ------------------------------------
                                                                                      OCTOBER 31,
                                                                                          2005
                                                                   YEAR ENDED        (COMMENCEMENT
                                                                  DECEMBER 31,          DATE) TO
                                                                ----------------      DECEMBER 31,
                                                                 2007      2006           2005
                                                                ------    ------    ----------------
Net asset value, beginning of period                            $10.85    $10.11         $10.03
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.57(a)   0.53           0.12(a)
----------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.17)     0.65           0.11
====================================================================================================
    Total from investment operations                              0.40      1.18           0.23
====================================================================================================
Less distributions:
  Dividends from net investment income                           (0.50)    (0.42)         (0.15)
----------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.15)    (0.02)            --
====================================================================================================
    Total distributions                                          (0.65)    (0.44)         (0.15)
====================================================================================================
Net asset value, end of period                                  $10.60    $10.85         $10.11
____________________________________________________________________________________________________
====================================================================================================
Total return(b)                                                   3.66%    11.87%          2.29%
____________________________________________________________________________________________________
====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $   10    $   57         $   51
____________________________________________________________________________________________________
====================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  0.03%(c)   0.03%         0.04%(d)
----------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               0.33%(c)   1.58%        20.58%(d)
====================================================================================================
Estimated acquired fund fees from underlying funds(e)             0.69%     0.64%          0.69%
====================================================================================================
Ratio of net investment income to average net assets              5.17%(c)   5.11%         6.70%(d)
____________________________________________________________________________________________________
====================================================================================================
Portfolio turnover rate(f)                                          10%       21%          0.99%
____________________________________________________________________________________________________
====================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $31,331.


(d) Annualized.


(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.


(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

--------------------------------------------------------------------------------
  BASIC VALUE - CONSERVATIVE ALLOCATION - GLOBAL EQUITY - GROWTH ALLOCATION -
                  INCOME ALLOCATION - INTERNATIONAL ALLOCATION
    MID CAP CORE EQUITY - MODERATE ALLOCATION - MODERATE GROWTH ALLOCATION -
             MODERATELY CONSERVATIVE ALLOCATION - SMALL CAP GROWTH
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                     INTERNATIONAL ALLOCATION --
                                                                         INSTITUTIONAL CLASS
                                                              ------------------------------------------
                                                                  YEAR ENDED          OCTOBER 31, 2005
                                                                 DECEMBER 31,        (COMMENCEMENT DATE)
                                                              -------------------      TO DECEMBER 31,
                                                               2007         2006            2005
                                                              ------       ------    -------------------
Net asset value, beginning of period                          $13.31       $10.72          $10.12
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                      0.36         0.44            0.32
--------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)        1.05         2.41            0.48
========================================================================================================
    Total from investment operations                            1.41         2.85            0.80
========================================================================================================
Less distributions:
  Dividends from net investment income                         (0.29)       (0.24)          (0.20)
--------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.26)       (0.02)             --
========================================================================================================
    Total distributions                                        (0.55)       (0.26)          (0.20)
========================================================================================================
Redemption fees added to shares of beneficial interest          0.00         0.00              --
========================================================================================================
Net asset value, end of period                                $14.17       $13.31          $10.72
________________________________________________________________________________________________________
========================================================================================================
Total return(b)                                                10.66%       26.64%           7.90%
________________________________________________________________________________________________________
========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $   64       $   69          $   55
________________________________________________________________________________________________________
========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                0.17%(c)     0.18%           0.18%(d)
--------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             0.17%(c)     0.34%           6.92%(d)
========================================================================================================
Estimated acquired fund fees from underlying funds(e)           0.96%        1.01%           1.15%
========================================================================================================
Ratio of net investment income to average net assets            2.52%(c)     3.62%          18.12%(d)
________________________________________________________________________________________________________
========================================================================================================
Portfolio turnover rate(f)                                         2%           2%            0.3%
________________________________________________________________________________________________________
========================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year


(c) Ratios are based on average daily net assets of $71,165.


(d) Annualized.


(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.


(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

--------------------------------------------------------------------------------
  BASIC VALUE - CONSERVATIVE ALLOCATION - GLOBAL EQUITY - GROWTH ALLOCATION -
                  INCOME ALLOCATION - INTERNATIONAL ALLOCATION
    MID CAP CORE EQUITY - MODERATE ALLOCATION - MODERATE GROWTH ALLOCATION -
             MODERATELY CONSERVATIVE ALLOCATION - SMALL CAP GROWTH
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                              MID CAP CORE EQUITY --
                                                                               INSTITUTIONAL CLASS
                                                              ------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------
                                                               2007          2006       2005       2004       2003
                                                              -------       -------    -------    -------    -------
Net asset value, beginning of period                          $ 26.82       $ 29.26    $ 29.15    $ 27.23    $ 21.27
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.43          0.38       0.20(a)  0.14(a)      0.08(a)
--------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         2.30          3.06       2.12       3.76       5.88
====================================================================================================================
    Total from investment operations                             2.73          3.44       2.32       3.90       5.96
====================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.47)        (0.40)        --         --         --
--------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (4.64)        (5.48)     (2.21)     (1.98)        --
====================================================================================================================
    Total distributions                                         (5.11)        (5.88)     (2.21)     (1.98)        --
====================================================================================================================
Net asset value, end of period                                $ 24.44       $ 26.82    $ 29.26    $ 29.15    $ 27.23
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(b)                                                 10.33%        11.62%      7.92%     14.40%     28.02%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $67,180       $75,000    $88,077    $51,579    $26,056
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets                          0.82%(c)(d)    0.82%     0.82%      0.80%(d)    0.76%
====================================================================================================================
Ratio of net investment income to average net assets             1.35%(c)      1.10%      0.68%      0.48%      0.32%
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate                                            49%           51%        61%        56%        38%
____________________________________________________________________________________________________________________
====================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.


(c) Ratios are based on average daily net assets of $71,408,879.


(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 0.83% and 0.81% for the years ended December 31, 2007 and 2004, respectively.

--------------------------------------------------------------------------------
  BASIC VALUE - CONSERVATIVE ALLOCATION - GLOBAL EQUITY - GROWTH ALLOCATION -
                  INCOME ALLOCATION - INTERNATIONAL ALLOCATION
    MID CAP CORE EQUITY - MODERATE ALLOCATION - MODERATE GROWTH ALLOCATION -
             MODERATELY CONSERVATIVE ALLOCATION - SMALL CAP GROWTH
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                             MODERATE ALLOCATION --
                                                                              INSTITUTIONAL CLASS
                                                              ----------------------------------------------------
                                                                       YEAR ENDED                APRIL 30, 2004
                                                                      DECEMBER 31,             (COMMENCEMENT DATE)
                                                              -----------------------------      TO DECEMBER 31,
                                                               2007         2006      2005            2004
                                                              ------       ------    ------    -------------------
Net asset value, beginning of period                          $12.26       $11.52    $10.91          $10.00
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                      0.45         0.34      0.28            0.13
------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)        0.46         1.04      0.57            0.88
==================================================================================================================
    Total from investment operations                            0.91         1.38      0.85            1.01
==================================================================================================================
Less distributions:
  Dividends from net investment income                         (0.41)       (0.31)    (0.21)          (0.10)
------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.37)       (0.33)    (0.03)          (0.00)
==================================================================================================================
    Total distributions                                        (0.78)       (0.64)    (0.24)          (0.10)
==================================================================================================================
Net asset value, end of period                                $12.39       $12.26    $11.52          $10.91
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(b)                                                 7.49%       11.96%     7.76%          10.16%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $   12       $  156    $  141          $  110
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                0.09%(c)     0.10%     0.05%           0.05%(d)
------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             0.09%(c)     0.10%     0.15%           0.40%(d)
==================================================================================================================
Estimated acquired fund fees from underlying funds(e)           0.76%        0.80%     0.82%           0.92%
==================================================================================================================
Ratio of net investment income to average net assets            3.49%(c)     2.83%     2.48%           1.91%(d)
__________________________________________________________________________________________________________________
==================================================================================================================
Portfolio turnover rate(f)                                         6%          21%        2%              1%
__________________________________________________________________________________________________________________
==================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $90,725.


(d) Annualized.


(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.


(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

--------------------------------------------------------------------------------
  BASIC VALUE - CONSERVATIVE ALLOCATION - GLOBAL EQUITY - GROWTH ALLOCATION -
                  INCOME ALLOCATION - INTERNATIONAL ALLOCATION
    MID CAP CORE EQUITY - MODERATE ALLOCATION - MODERATE GROWTH ALLOCATION -
             MODERATELY CONSERVATIVE ALLOCATION - SMALL CAP GROWTH
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                    MODERATE GROWTH ALLOCATION --
                                                                         INSTITUTIONAL CLASS
                                                              ------------------------------------------
                                                                  YEAR ENDED           APRIL 29, 2005
                                                                 DECEMBER 31,        (COMMENCEMENT DATE)
                                                              -------------------      TO DECEMBER 31,
                                                               2007         2006            2005
                                                              ------       ------    -------------------
Net asset value, beginning of period                          $12.76       $11.36          $10.06
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                      0.38         0.27            0.21
--------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)        0.57         1.45            1.19
========================================================================================================
    Total from investment operations                            0.95         1.72            1.40
========================================================================================================
Less distributions:
  Dividends from net investment income                         (0.31)       (0.18)          (0.10)
--------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.24)       (0.14)          (0.00)
========================================================================================================
    Total distributions                                        (0.55)       (0.32)          (0.10)
========================================================================================================
Net asset value, end of period                                $13.16       $12.76          $11.36
________________________________________________________________________________________________________
========================================================================================================
Total return(b)                                                 7.42%       15.17%          13.95%
________________________________________________________________________________________________________
========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $   12       $   66          $   57
________________________________________________________________________________________________________
========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                0.10%(c)     0.12%           0.12%(d)
--------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             0.12%(c)     0.26%           0.69%(d)
========================================================================================================
Estimated acquired fund fees from underlying funds(e)           0.78%        0.82%           0.78%
========================================================================================================
Ratio of net investment income to average net assets            2.82%(c)     2.22%           2.90%(d)
________________________________________________________________________________________________________
========================================================================================================
Portfolio turnover rate(f)                                         2%          21%              1%
________________________________________________________________________________________________________
========================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $37,088.


(d) Annualized.


(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.


(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

--------------------------------------------------------------------------------
  BASIC VALUE - CONSERVATIVE ALLOCATION - GLOBAL EQUITY - GROWTH ALLOCATION -
                  INCOME ALLOCATION - INTERNATIONAL ALLOCATION
    MID CAP CORE EQUITY - MODERATE ALLOCATION - MODERATE GROWTH ALLOCATION -
             MODERATELY CONSERVATIVE ALLOCATION - SMALL CAP GROWTH
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                MODERATELY CONSERVATIVE ALLOCATION --
                                                                         INSTITUTIONAL CLASS
                                                              ------------------------------------------
                                                                  YEAR ENDED           APRIL 29, 2005
                                                                 DECEMBER 31,        (COMMENCEMENT DATE)
                                                              -------------------      TO DECEMBER 31,
                                                               2007         2006            2005
                                                              ------       ------    -------------------
Net asset value, beginning of period                          $11.11       $10.61          $10.03
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                      0.50         0.38            0.23
--------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)        0.22         0.51            0.49
========================================================================================================
    Total from investment operations                            0.72         0.89            0.72
========================================================================================================
Less distributions:
  Dividends from net investment income                         (0.37)       (0.29)          (0.13)
--------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.19)       (0.10)          (0.01)
========================================================================================================
    Total distributions                                        (0.56)       (0.39)          (0.14)
========================================================================================================
Net asset value, end of period                                $11.27       $11.11          $10.61
________________________________________________________________________________________________________
========================================================================================================
Total return(b)                                                 6.51%        8.41%           7.19%
________________________________________________________________________________________________________
========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $   31       $   58          $   54
________________________________________________________________________________________________________
========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                0.14%(c)     0.14%           0.14%(d)
--------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             0.27%(c)     0.99%           2.40%(d)
========================================================================================================
Estimated acquired fund fees from underlying funds(e)           0.70%        0.74%           0.69%
========================================================================================================
Ratio of net investment income to average net assets            4.37%(c)     3.51%           3.30%(d)
________________________________________________________________________________________________________
========================================================================================================
Portfolio turnover rate(f)                                         8%          29%              5%
________________________________________________________________________________________________________
========================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $43,424.


(d) Annualized.


(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.


(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

--------------------------------------------------------------------------------
  BASIC VALUE - CONSERVATIVE ALLOCATION - GLOBAL EQUITY - GROWTH ALLOCATION -
                  INCOME ALLOCATION - INTERNATIONAL ALLOCATION
    MID CAP CORE EQUITY - MODERATE ALLOCATION - MODERATE GROWTH ALLOCATION -
             MODERATELY CONSERVATIVE ALLOCATION - SMALL CAP GROWTH
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                SMALL CAP GROWTH --
                                                                                INSTITUTIONAL CLASS
                                                              -------------------------------------------------------
                                                                                                    APRIL 30, 2004
                                                                  YEAR ENDED DECEMBER 31,         (COMMENCEMENT DATE)
                                                              --------------------------------      TO DECEMBER 31,
                                                               2007          2006       2005             2004
                                                              -------       -------    -------    -------------------
Net asset value, beginning of period                          $ 14.08       $ 14.62    $ 13.17          $11.88
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.16          0.05(a)    0.01           (0.02)(a)
---------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         1.23          1.27       1.44            1.30
=====================================================================================================================
  Net increase from payments by affiliates                         --            --         --            0.01
=====================================================================================================================
    Total from investment operations                             1.39          1.32       1.45            1.29
=====================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.15)           --         --              --
---------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (1.38)        (1.86)        --              --
=====================================================================================================================
    Total distributions                                         (1.53)        (1.86)        --              --
=====================================================================================================================
Net asset value, end of period                                $ 13.94       $ 14.08    $ 14.62          $13.17
_____________________________________________________________________________________________________________________
=====================================================================================================================
Total return(b)                                                  9.91%         9.15%     11.01%          10.86%(c)
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $66,109       $44,013    $25,174          $7,530
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 0.87%(d)      0.92%      0.92%           1.03%(e)
---------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              0.90%(d)      0.98%      0.98%           1.05%(e)
=====================================================================================================================
Ratio of net investment income (loss) to average net assets      1.11%(d)      0.30%     (0.08)%         (0.21)%(e)
_____________________________________________________________________________________________________________________
=====================================================================================================================
Portfolio turnover rate(f)                                         44%           46%        29%             34%
_____________________________________________________________________________________________________________________
=====================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.


(c) Total return is after reimbursement the advisor has agreed to pay for an economic loss due to a trading error. Total return before reimbursement by the advisor was 10.77%.


(d) Ratios are based on average daily net assets of $61,539,693.


(e) Annualized.


(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                       THE AIM FUNDS - INSTITUTIONAL CLASS

General Information

In addition to the fund, Invesco Aim serves as investment advisor to many other mutual funds. The following information is about the Institutional Classes of these funds, which are offered to certain eligible institutional investors.

PURCHASING SHARES

If you hold your shares through a financial advisor or other intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution's policies.

SHARES SOLD WITHOUT SALES CHARGES

You will not pay an initial or contingent deferred sales charge on purchases of any Institutional Class shares.

MINIMUM INVESTMENTS

The minimum investments for Institutional Class accounts are as follows:

                                                      INITIAL      ADDITIONAL
TYPE OF ACCOUNT                                     INVESTMENTS   INVESTMENTS
---------------                                     -----------   -----------
Defined Benefit Plans or Platform Sponsors for
   Defined Contribution Plans                            $0        no minimum
Banks acting in a fiduciary or similar capacity,
   Collective and Common Trust Funds, Banks and
   Broker-Dealers acting for their own account or
   Foundations and Endowments                         1 million    no minimum
Defined Contribution Plans (Corporate, Non-profit
   or Governmental)                                  10 million    no minimum

HOW TO PURCHASE SHARES

PURCHASE OPTIONS

                        OPENING AN ACCOUNT                                       ADDING TO AN ACCOUNT
                        ------------------                                       --------------------
Through a Financial     Contact your financial advisor or intermediary.          Contact your financial advisor or
Advisor or other        The financial advisor or intermediary should mail your   intermediary.
Intermediary            completed account application to the transfer agent,
                        Invesco Aim Investment Services, Inc.,
                        P.O. Box 0843,
                        Houston, TX 77210-0843.
                        The financial advisor or intermediary should call the
                        transfer agent at (800) 659-1005 to receive a
                        reference number.
                        Then, use the following wire instructions:

                        Beneficiary Bank
                        ABA/Routing #: 021000021
                        Beneficiary Account Number: 00100366732
                        Beneficiary Account Name: Invesco Aim Investment
                                                  Services, Inc.
                        RFB: Fund Name, Reference #
                        OBI: Your Name, Account #

By Telephone and Wire   Open your account through a financial advisor or         Call the transfer agent at (800) 659-1005
                        intermediary as described above.                         and wire payment for your purchase order
                                                                                 in accordance with the wire instructions
                                                                                 listed above.

     Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the fund verify and record your identifying information.

AUTOMATIC DIVIDEND AND DISTRIBUTION INVESTMENT

All of your dividends and distributions may be paid in cash or reinvested in the same fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund.

REDEEMING SHARES

HOW TO REDEEM SHARES

Through a Financial       Contact your financial advisor or intermediary
Advisor or Other          (including your retirement plan administrator).
Intermediary              Redemption proceeds will be sent in accordance with
                          the wire instructions specified in the account
                          application provided to the transfer agent. The
                          transfer agent must receive your financial advisor's
                          or intermediary's call before the close of the
                          customary trading session of the New York Stock
                          Exchange (NYSE) on days the NYSE is open for business
                          in order to effect the redemption at that day's
                          closing price.

By Telephone              A person who has been authorized in the account
                          application to effect transactions may make
                          redemptions by telephone. You must call the transfer
                          agent before the close of the customary trading
                          session of the NYSE on days the NYSE is open for
                          business in order to effect the redemption at that
                          day's closing price.

INSTCL-5/08

                       THE AIM FUNDS - INSTITUTIONAL CLASS

TIMING AND METHOD OF PAYMENT

We normally will send out redemption proceeds within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent). If your request is not in good order, we may require additional documentation in order to redeem your shares. Payment may be postponed in cases where the Securities and Exchange Commission (SEC) declares an emergency or normal trading is halted on the NYSE.

     If you redeem by telephone, we will transmit the amount of redemption proceeds electronically to your pre-authorized bank account.

     We use reasonable procedures to confirm that instructions communicated via telephone are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS INITIATED BY THE FUNDS

If the fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

REDEMPTION FEES

Certain funds impose a 2% redemption fee (on redemption proceeds) if you redeem or exchange shares within 31 days of purchase. Please refer to the applicable fund's prospectus to determine whether that fund imposes a redemption fee. As of the date of this prospectus, the following funds impose redemption fees:

AIM China Fund
AIM Developing Markets Fund
AIM Floating Rate Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Real Estate Fund
AIM Global Small & Mid Cap Growth Fund
AIM Global Value Fund
AIM High Yield Fund
AIM International Allocation Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund
AIM International Total Return Fund
AIM Japan Fund
AIM Trimark Fund

     The redemption fee will be retained by the fund from which you are redeeming or exchanging shares, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed on a first-in, first-out basis which means that you will redeem shares in the order of their purchase.

     Redemption fees generally will not be charged in the following circumstances:

- Redemptions and exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to assess the redemption fees.

- Redemptions and exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, variable insurance contracts or separately managed qualified default investment alternative vehicles maintained pursuant to Section 404(c)(5) of the Employee Retirement Income Security Act of 1974, as amended (ERISA), which use the funds as underlying investments.

- Redemptions and exchanges effectuated pursuant to an intermediary's automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans.

- Redemptions requested within 31 days following the death or post-purchase disability of an account owner.

-    Redemptions or exchanges initiated by a fund.

     The following shares are not subject to redemption fees, irrespective of whether they are redeemed in accordance with any of the exceptions set forth above:

-    Shares acquired through the reinvestment of dividends and distributions.

- Shares acquired in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan or individual retirement account (IRA) to the trustee or custodian of another employee benefit plan or IRA.

     Shares held by employee benefit plans will only be subject to redemption fees if the shares were acquired by exchange and are redeemed by exchange within 31 days of purchase.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the

                       THE AIM FUNDS - INSTITUTIONAL CLASS

funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

     Your financial advisor or other intermediary may charge service fees for handling redemption transactions.

EXCHANGING SHARES

You may, under most circumstances, exchange Institutional Class shares in one fund for Institutional Class shares of another fund. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Before requesting an exchange, review the prospectus of the fund you wish to acquire.

     All exchanges are subject to the limitations set forth in the prospectuses of the funds. If you wish to exchange shares of one fund for those of another fund, you must consult the prospectus of the fund whose shares you wish to acquire to determine whether the fund is offering shares to new investors and whether you are eligible to acquire shares of that fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

     Under unusual market conditions, a fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time. The fund or Invesco Aim Distributors, Inc. ("Invesco Aim Distributors") will provide you with notice of such modification or termination if it is required to do so by law.

LIMIT ON THE NUMBER OF EXCHANGES

You will generally be limited to four exchanges out of a fund per calendar year; provided, however, that the following transactions will not count toward the exchange limitation:

- Exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to apply the exchange limitation.

- Exchanges of shares held by funds of funds and insurance company separate accounts which use the funds as underlying investments.

- Exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs.

- Exchanges initiated by a fund or by the trustee, administrator or other fiduciary of an employee benefit plan (not in response to distribution or exchange instructions received from a plan participant).

- If you acquire shares in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan or IRA to the trustee or custodian of a new employee benefit plan or IRA, your first reallocation of those assets will not count toward the exchange limitation.

     Each fund reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if the fund, or its designated agent, believes that granting such exceptions would be consistent with the best interests of shareholders.

     If you exchange shares of one fund for shares of multiple other funds as part of a single transaction, that transaction is counted as one exchange out of a fund.

RIGHTS RESERVED BY THE FUNDS

Each fund and its agent reserves the right at any time to:

-    Reject or cancel all or any part of any purchase or exchange order.

- Modify any terms or conditions related to the purchase, redemption or exchange of shares of any fund.

- Suspend, change or withdraw all or any part of the offering made by this Prospectus.

PAYMENTS TO FINANCIAL ADVISORS

Invesco Aim Distributors or one or more of its corporate affiliates (collectively, Invesco Aim Affiliates) may make cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These cash payments may include cash payments and other payments for certain marketing and support services. Invesco Aim Affiliates make these payments from their own resources. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with Invesco Aim Affiliates.

     Invesco Aim Affiliates make payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits Invesco Aim Affiliates receive when they make these payments include, among other things, placing the fund on the financial advisor's funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). Invesco Aim Affiliates compensate financial advisors differently depending typically on

                       THE AIM FUNDS - INSTITUTIONAL CLASS

the level and/or type of considerations provided by the financial advisor. The payments Invesco Aim Affiliates make may be calculated based on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.10% of the public offering price of all shares sold by the financial advisor during the particular period. Payments may also be calculated based on the average daily net assets of the applicable funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. Invesco Aim Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

     Invesco Aim Affiliates are motivated to make these payments as they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, Invesco Aim Affiliates benefit from the incremental management and other fees paid to Invesco Aim Affiliates by the funds with respect to those assets.

     Invesco Aim Affiliates also may make payments to certain financial advisors for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency or sub-accounting agreement. All fees payable by Invesco Aim Affiliates under this category of services are charged back to the funds, subject to certain limitations approved by the funds' Boards of Trustees (collectively, the Board).

     You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from Invesco Aim Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY (MARKET TIMING) DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Board has adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

     Invesco Aim Affiliates currently use the following tools designed to discourage excessive short-term trading in the funds:

-    Trade activity monitoring.

-    Trading guidelines.

-    Redemption fees on trades in certain funds.

- The use of fair value pricing consistent with procedures approved by the Board.

     Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

     AIM Limited Maturity Treasury Fund. The Board of AIM Limited Maturity Treasury Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of such fund's shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions and determined that those risks were minimal. Nonetheless, to the extent that AIM Limited Maturity Treasury Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, AIM Limited Maturity Treasury Fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the fund for the following reasons:

- Many investors use AIM Limited Maturity Treasury Fund as a short-term investment alternative and should be able to purchase and redeem shares regularly and frequently.

- One of the advantages of AIM Limited Maturity Treasury Fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of AIM Limited Maturity Treasury Fund will be detrimental to the continuing operations of such fund.

TRADE ACTIVITY MONITORING

Invesco Aim Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Invesco Aim Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts. Invesco Aim

                       THE AIM FUNDS - INSTITUTIONAL CLASS

Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

     The ability of Invesco Aim Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

TRADING GUIDELINES

If you exceed four exchanges out of a fund per calendar year, or a fund or an Invesco Aim Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders.

     The ability of Invesco Aim Affiliates to monitor exchanges made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEES

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 31 days of purchase. For more information on this redemption fee, see "Redeeming Shares--Redemption Fees" section of this prospectus.

     The ability of a fund to assess a redemption fee on redemptions effectuated through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board. . The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

     Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Invesco Aim determines that the closing price of the security is unreliable, Invesco Aim will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

     Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

     Invesco Aim may use indications of fair value from pricing services approved by the Board. In other circumstances, the Invesco Aim Valuation Committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, Invesco Aim routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

     Specific types of securities are valued as follows:

     Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

     Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If

                       THE AIM FUNDS - INSTITUTIONAL CLASS

market quotations are not available or are unreliable, Invesco Aim will value the security at fair value in good faith using procedures approved by the Board.

     Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that Invesco Aim determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Invesco Aim also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco Aim believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco Aim will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

     Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

     Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the Invesco Aim valuation committee will fair value the security using procedures approved by the Board.

     Short-term Securities. The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM High Income Municipal Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

     Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

     Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

     Open-end Funds. To the extent a fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

     Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day.

     For financial reporting purposes and shareholder transactions on the last day of the fiscal quarter, transactions are normally accounted for on a trade date basis. For purposes of executing shareholder transactions in the normal course of business (other than shareholder transactions at a fiscal period-end), each fund's portfolio securities transactions are recorded no later than the first business day following the trade date.

TIMING OF ORDERS

You can purchase, exchange or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year.

     Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. Exchanges of shares for shares of another fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax. A fund that is expected to have higher turnover than that of other funds is more likely to generate short-term gain or loss. If a fund does recognize short-term capital gain, it will distribute those gains as ordinary income dividends, which will be subject to tax at a shareholder's tax rate for ordinary income.

     Investors in tax-exempt funds should read the information under the heading "Other Information--Suitability of Investors" in the applicable fund's prospectus.

     The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Code, IRAs and Roth IRAs. You should consult your tax advisor before investing.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the funds and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the funds' investments. Each fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. Each fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. Each fund's most recent portfolio holdings, as filed on Form N-Q, are also available at http://www.invescoaim.com.

If you have questions about the funds, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at Invesco Aim Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or

BY TELEPHONE:       (800) 959-4246

ON THE INTERNET:    You can send us a request by e-mail or download
                    prospectuses, SAIs, annual or semiannual reports via our
                    website: http://www.invescoaim.com

You can also review and obtain copies of the funds' SAI, financial reports, the funds' Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.
-----------------------------------------------------
   AIM Basic Value Fund, AIM Conservative Allocation
   Fund, AIM Global Equity Fund, AIM Growth
   Allocation Fund, AIM Income Allocation Fund, AIM
   International Allocation Fund, AIM Mid Cap Core
   Equity Fund, AIM Moderate Allocation Fund, AIM
   Moderate Growth Allocation Fund, AIM Moderately
   Conservative Allocation Fund and AIM Small Cap
   Growth Fund

   SEC 1940 Act file number: 811-02699
-----------------------------------------------------

invescoaim.com     AGS-PRO-1

                                                 [INVESCO AIM LOGO APPEARS HERE]
                                                         --Service Mark--

                                  STATEMENT OF
                             ADDITIONAL INFORMATION

                                AIM GROWTH SERIES
                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919

                                   ----------

THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO EACH PORTFOLIO (EACH A "FUND," COLLECTIVELY THE "FUNDS") OF AIM GROWTH SERIES LISTED BELOW. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, AND IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES FOR THE FUNDS LISTED BELOW. PORTIONS OF EACH FUND'S FINANCIAL STATEMENTS ARE INCORPORATED INTO THIS STATEMENT OF ADDITIONAL INFORMATION BY REFERENCE TO SUCH FUND'S MOST RECENT ANNUAL REPORT TO SHAREHOLDERS. YOU MAY OBTAIN, WITHOUT CHARGE, A COPY OF ANY PROSPECTUS AND/OR ANNUAL REPORT FOR ANY FUND LISTED BELOW FROM AN AUTHORIZED DEALER OR BY WRITING
TO:

                      INVESCO AIM INVESTMENT SERVICES, INC.
                                  P.O. BOX 4739
                            HOUSTON, TEXAS 77210-4739

                          OR BY CALLING (800) 959-4246


                     OR ON THE INTERNET: WWW.INVESCOAIM.COM


                                   ----------

THIS STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 2008, RELATES TO THE CLASS A, CLASS B, CLASS C, CLASS R, INVESTOR CLASS AND INSTITUTIONAL CLASS SHARES OF THE FOLLOWING PROSPECTUSES:

                    FUND                         DATED
                    ----                         -----
           AIM BASIC VALUE FUND               MAY 1, 2008
     AIM CONSERVATIVE ALLOCATION FUND         MAY 1, 2008
          AIM GLOBAL EQUITY FUND              MAY 1, 2008
        AIM GROWTH ALLOCATION FUND            MAY 1, 2008
        AIM INCOME ALLOCATION FUND            MAY 1, 2008
     AIM INTERNATIONAL ALLOCATION FUND        MAY 1, 2008
       AIM MID CAP CORE EQUITY FUND           MAY 1, 2008
       AIM MODERATE ALLOCATION FUND           MAY 1, 2008
    AIM MODERATE GROWTH ALLOCATION FUND       MAY 1, 2008
AIM MODERATELY CONSERVATIVE ALLOCATION FUND   MAY 1, 2008
         AIM SMALL CAP GROWTH FUND            MAY 1, 2008

                                AIM GROWTH SERIES
                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
GENERAL INFORMATION ABOUT THE TRUST .....................................      1
   Fund History .........................................................      1
   Shares of Beneficial Interest ........................................      1
DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS ................      4
   Classification .......................................................      4
   Investment Strategies and Risks ......................................      5
      Equity Investments ................................................      6
      Foreign Investments ...............................................      7
      Exchange Traded Funds .............................................      9
      Debt Investments ..................................................     10
      Other Investments .................................................     18
      Investment Techniques .............................................     22
      Derivatives .......................................................     30
   Fund Policies ........................................................     39
   Temporary Defensive Positions ........................................     41
   Portfolio Turnover ...................................................     41
   Policies and Procedures for Disclosure of Fund Holdings ..............     42
MANAGEMENT OF THE TRUST .................................................     45
   Board of Trustees ....................................................     45
   Management Information ...............................................     45
      Trustee Ownership of Fund Shares ..................................     48
   Compensation .........................................................     48
      Retirement Plan For Trustees ......................................     49
      Deferred Compensation Agreements ..................................     49
      Purchases of Class A Shares of the Funds at Net Asset Value .......     49
   Codes of Ethics ......................................................     50
   Proxy Voting Policies ................................................     50
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES .....................     50
INVESTMENT ADVISORY AND OTHER SERVICES ..................................     50
   Investment Advisor ...................................................     50
   Investment Sub-Advisors ..............................................     52
   Portfolio Managers ...................................................     53
   Securities Lending Arrangements ......................................     53
   Service Agreements ...................................................     54
   Other Service Providers ..............................................     54
BROKERAGE ALLOCATION AND OTHER PRACTICES ................................     55
   Brokerage Transactions ...............................................     55
   Commissions ..........................................................     56
   Broker Selection .....................................................     56
   Directed Brokerage (Research Services) ...............................     59
   Regular Brokers ......................................................     59
   Allocation of Portfolio Transactions .................................     59
   Allocation of Initial Public Offering ("IPO") Transactions ...........     60
PURCHASE, REDEMPTION AND PRICING OF SHARES ..............................     60
   Transactions through Financial Intermediaries ........................     60

   Purchase and Redemption of Shares ....................................     61
   Offering Price .......................................................     79
   Redemptions In Kind ..................................................     81
   Backup Withholding ...................................................     81
DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS ................................     82
   Dividends and Distributions ..........................................     82
   Tax Matters ..........................................................     83
DISTRIBUTION OF SECURITIES ..............................................     91
   Distribution Plans ...................................................     91
   Distributor ..........................................................     94
FINANCIAL STATEMENTS ....................................................     95
PENDING LITIGATION ......................................................     95

APPENDICES:
RATINGS OF DEBT SECURITIES ..............................................    A-1
PERSONS TO WHOM INVESCO AIM PROVIDES NON-PUBLIC PORTFOLIO HOLDINGS ON AN
   ONGOING BASIS ........................................................    B-1
TRUSTEES AND OFFICERS ...................................................    C-1
TRUSTEE COMPENSATION TABLE ..............................................    D-1
PROXY POLICIES AND PROCEDURES ...........................................    E-1
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES .....................    F-1
MANAGEMENT FEES .........................................................    G-1
PORTFOLIO MANAGERS ......................................................    H-1
ADMINISTRATIVE SERVICES FEES ............................................    I-1
BROKERAGE COMMISSIONS ...................................................    J-1
DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF SECURITIES OF
   REGULAR BROKERS OR DEALERS ...........................................    K-1
CERTAIN FINANCIAL ADVISORS THAT RECEIVE ONE OR MORE TYPES OF PAYMENTS ...    L-1
AMOUNTS PAID TO INVESCO AIM DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION
PLANS ...................................................................    M-1
ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS ...........    N-1
TOTAL SALES CHARGES .....................................................    O-1
PENDING LITIGATION ......................................................    P-1

                       GENERAL INFORMATION ABOUT THE TRUST

FUND HISTORY

          AIM Growth Series (the "Trust") is a Delaware statutory trust which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust currently consists of seventeen separate portfolios: AIM Basic Value Fund, AIM Conservative Allocation Fund, AIM Global Equity Fund, AIM Growth Allocation Fund, AIM Income Allocation Fund, AIM Independence Now Fund, AIM Independence 2010 Fund, AIM Independence 2020 Fund, AIM Independence 2030 Fund, AIM Independence 2040 Fund, AIM Independence 2050 Fund, AIM International Allocation Fund, AIM Mid Cap Core Equity Fund, AIM Moderate Allocation Fund, AIM Moderate Growth Allocation Fund, AIM Moderately Conservative Allocation Fund and AIM Small Cap Growth Fund. This Statement of Additional Information relates solely to AIM Basic Value Fund, AIM Conservative Allocation Fund, AIM Global Equity Fund, AIM Growth Allocation Fund, AIM Income Allocation Fund, AIM International Allocation Fund, AIM Mid Cap Core Equity Fund, AIM Moderate Allocation Fund, AIM Moderate Growth Allocation Fund, AIM Moderately Conservative Allocation Fund and AIM Small Cap Growth Fund (each a "Fund" and collectively, the "Funds"). Under the Amended and Restated Agreement and Declaration of Trust, dated September 14, 2005, as amended (the "Trust Agreement"), the Board of Trustees of the Trust (the "Board") is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.

          The Trust was originally organized on February 19, 1985 as a Massachusetts business trust. The Trust reorganized as a Delaware business trust on May 29, 1998. The following Funds were included in the reorganization: AIM Basic Value Fund, AIM Mid Cap Core Equity Fund and AIM Small Cap Growth Fund. All historical financial and other information contained in this Statement of Additional Information for periods prior to May 29, 1998 relating to these Funds (or a class thereof) is that of the predecessor funds (or the corresponding class thereof) of GT Global Growth Series, the Trust's predecessor. Effective June 5, 2000, AIM Basic Value Fund no longer invests all of its investable assets in the Value Portfolio and directly invests in the securities in which it previously indirectly invested by virtue of its interests in the Value Portfolio. Effective September 11, 2000, AIM Small Cap Growth Fund no longer invests all of its investable assets in the Small Cap Portfolio and directly invests in the securities in which it previously indirectly invested by virtue of its interests in the Small Cap Portfolio. Prior to September 8, 1998, AIM Basic Value Fund was known as AIM America Value Fund and AIM Small Cap Growth Fund was known as AIM Small Cap Equity Fund. Prior to July 1, 2002, AIM Mid Cap Core Equity Fund was known as AIM Mid Cap Equity Fund (which was known as AIM Mid Cap Growth Fund prior to September 8, 1998). Prior to March 31, 2004, AIM Global Equity Fund was known as AIM Global Trends Fund. AIM Global Equity Fund succeeded to the assets and assumed the liabilities of a series portfolio with a corresponding name (the "Predecessor Fund") of AIM Series Trust, a Delaware statutory trust, on November 4, 2003. All historical information and other information contained in this Statement of Additional Information for periods prior to November 4, 2003, relating to AIM Global Equity Fund (or a class thereof) is that of the Predecessor Fund (or a corresponding class thereof). Prior to April 29, 2005, AIM Growth Allocation Fund was known as AIM Aggressive Allocation Fund. Each of the other Funds commenced operations as a series of the Trust.

SHARES OF BENEFICIAL INTEREST

          Shares of beneficial interest of the Trust are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge) at the option of the shareholder or at the option of the Trust in certain circumstances.

          The Trust allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate Fund. These assets constitute the underlying assets of each Fund, are segregated on the Trust's books of account, and are charged with the expenses of such Fund and its respective classes. The Trust allocates any general expenses of the Trust not readily identifiable as belonging to a particular Fund by or under the direction of the Board, primarily on the basis of relative net assets, or other relevant factors.

          Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board. Each Fund offers the following separate classes of shares:

                                                                                      INVESTOR   INSTITUTIONAL
                    FUND                      CLASS A   CLASS B   CLASS C   CLASS R     CLASS        CLASS
                    ----                      -------   -------   -------   -------   --------   -------------
AIM Basic Value Fund                             X         X         X         X                       X
AIM Conservative Allocation Fund                 X         X         X         X                       X
AIM Global Equity Fund                           X         X         X         X                       X
AIM Growth Allocation Fund                       X         X         X         X                       X
AIM Income Allocation Fund                       X         X         X         X                       X
AIM International Allocation Fund                X         X         X         X                       X
AIM Mid Cap Core Equity Fund                     X         X         X         X                       X
AIM Moderate Allocation Fund                     X         X         X         X                       X
AIM Moderate Growth Allocation Fund              X         X         X         X                       X
AIM Moderately Conservative Allocation Fund      X         X         X         X                       X
AIM Small Cap Growth Fund                        X         X         X         X          X            X


          This Statement of Additional Information relates solely to the Class A, Class B, Class C, Class R, Investor Class and Institutional Class shares, if applicable, of the Funds. The Institutional Class shares are intended for use by certain eligible institutional investors, including the following:


          - banks and trust companies acting in a fiduciary or similar capacity;

          -    bank and trust company common and collective trust funds;

          -    banks and trust companies investing for their own account;

          - entities acting for the account of a public entity (e.g. Taft-Hartley funds, states, cities or government agencies);

          -    retirement plans;

          - platform sponsors with which Invesco Aim Distributors, Inc. ("Invesco Aim Distributors") has entered into an agreement;

          -    proprietary asset allocation funds; and


          - Invesco Aim Management Group, Inc. ("Invesco Aim Management") and its affiliates.


          Each class of shares represents interests in the same portfolio of investments. Differing sales charges and expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class.

          Each share of a Fund generally has the same voting, dividend, liquidation and other rights; however, each class of shares of a Fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses. Only shareholders of a specific class may vote on matters relating to that class' distribution plan.

          Because Class B shares automatically convert to Class A shares on or about month-end which is at least eight years after the date of purchase, the Funds' Agreement and Declaration of Trust requires that Class B shareholders must also approve any material increase in distribution fees submitted to Class A or shareholders of that Fund. A pro rata portion of shares from reinvested dividends and distributions convert along with the Class B shares.



          Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of a Fund. However, on matters affecting an individual Fund or class of shares, a separate vote of shareholders of that Fund or class is required. Shareholders of a Fund or class are not entitled to vote on any matter which does not affect that Fund or class but that requires a separate vote of another Fund or class. An example of a matter that would be voted on separately by shareholders of each Fund is the approval of the advisory agreement with Invesco Aim Advisors, Inc. ("Invesco Aim"), and an example of a matter that would be voted on separately by shareholders of each class of shares is approval of the distribution plans. When issued, shares of each Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any trustees.


          Under Delaware law, shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is a remote possibility, however, that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund is unable to meet its obligations and the complaining party is not held to be bound by the disclaimer.


          The trustees and officers of the Trust will not be liable for any act, omission or obligation of the Trust or any trustee or officer; however, a trustee or officer is not protected against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust ("Disabling Conduct"). The Trust's Bylaws generally provide for indemnification by the Trust of the trustees, the officers and employees or agents of the Trust, provided that such persons have not engaged in Disabling Conduct. Indemnification does not extend to judgments or amounts paid in settlement in any actions by or in the right of the Trust. The Trust Agreement also authorizes the purchase of liability insurance on behalf of trustees and officers. The Trust's Bylaws provide for the advancement of payments of expenses to current and former trustees, officers and employees or agents of the Trust, or anyone serving at their request, in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding, expenses for which such person would be entitled to indemnification; provided that any advancement of payments would be reimbursed unless it is ultimately determined that such person is entitled to indemnification for such expenses.


          SHARE CERTIFICATES. Shareholders of the Funds do not have the right to demand or require the Trust to issue share certificates and share certificates are not issued.

            DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

CLASSIFICATION

          The Trust is an open-end management investment company. Each of the Funds is "diversified" for purposes of the 1940 Act.

Asset Allocation Funds

          AIM Conservative Allocation Fund, AIM Growth Allocation Fund, AIM Income Allocation Fund, AIM International Allocation Fund, AIM Moderate Allocation Fund, AIM Moderate Growth Allocation Fund and AIM Moderately Conservative Allocation Fund (the "Asset Allocation Funds") are "funds of funds" which invest in other underlying funds and do not directly invest in the securities or use the investment techniques indicated in the table.

          Following is the list of the Asset Allocation Funds' Underlying Funds ("Underlying Funds") and their related percentage allocations. The Underlying Funds and their percentage allocations have been selected for use over longer time periods, but may be changed in the future without shareholder approval. The actual percentage allocations will vary from the target weightings in the underlying funds due to factors such as market movements and capital flows. Invesco Aim automatically rebalances the Asset Allocation Funds' investments in the Underlying Funds on an annual basis to bring them back within their percentage allocations. Invesco Aim has the ability to rebalance on a more frequent basis if necessary. Some portion of each Asset Allocation Fund's portfolio may be held in cash due to purchase and redemption activity and other short term cash needs and the percentage allocations do not reflect the Asset Allocation Funds' working cash balances. Cash flows will be managed to help maintain target percentage allocations. Invesco Aim may change an Underlying Fund or its percentage allocation without shareholder approval.

                                                                                                               AIM           AIM
                                          AIM           AIM          AIM           AIM            AIM       MODERATE     MODERATELY
                                     CONSERVATIVE     GROWTH       INCOME     INTERNATIONAL    MODERATE      GROWTH     CONSERVATIVE
                                      ALLOCATION    ALLOCATION   ALLOCATION     ALLOCATION    ALLOCATION   ALLOCATION    ALLOCATION
                                         FUND          FUND         FUND           FUND          FUND         FUND          FUND
                                     ------------   ----------   ----------   -------------   ----------   ----------   ------------
AIM Capital Development Fund             0.000%        0.000%       0.000%        0.000%         5.000%       0.000%        2.500%
AIM Charter Fund                         5.000%        0.000%       0.000%        0.000%         0.000%       0.000%        0.000%
AIM Developing Markets Fund              0.000%        0.000%       0.000%        5.000%         0.000%       0.000%        0.000%
AIM Diversified Dividend Fund            0.000%        0.000%      15.000%        0.000%         0.000%       0.000%        0.000%
AIM Dynamics Fund                        0.000%        5.000%       0.000%        0.000%         0.000%       5.000%        0.000%
AIM Floating Rate Fund                   7.000%        0.000%       7.000%        0.000%         3.000%       0.000%        5.000%
AIM Global Value Fund                    0.000%        0.000%       0.000%       27.500%         0.000%       0.000%        0.000%
AIM High Yield Fund                      0.000%        5.000%      14.000%        0.000%         9.000%      10.000%        4.000%
AIM Income Fund                          0.000%        0.000%       8.500%        0.000%         0.000%       0.000%        0.000%
AIM International Core Equity Fund       2.500%       12.500%       5.000%       35.000%        10.000%      11.000%        5.000%
AIM International Total Return
   Fund                                  4.000%        0.000%       5.000%        0.000%         2.500%       0.000%        3.500%
AIM Intermediate Government Fund         0.000%        0.000%       7.000%        0.000%         0.000%       0.000%       13.000%
AIM International Growth Fund            0.000%       12.500%       0.000%       22.500%         7.500%      11.000%        2.500%

                                                                                                               AIM           AIM
                                          AIM           AIM          AIM           AIM            AIM       MODERATE     MODERATELY
                                     CONSERVATIVE     GROWTH       INCOME     INTERNATIONAL    MODERATE      GROWTH     CONSERVATIVE
                                      ALLOCATION    ALLOCATION   ALLOCATION     ALLOCATION    ALLOCATION   ALLOCATION    ALLOCATION
                                         FUND          FUND         FUND           FUND          FUND         FUND          FUND
                                     ------------   ----------   ----------   -------------   ----------   ----------   ------------
AIM International Small Company
   Fund                                  0.000%        0.000%       0.000%       10.000%         0.000%       0.000%        0.000%
AIM Large Cap Basic Value Fund           2.500%        8.750%       0.000%        0.000%         5.000%       7.000%        5.625%
AIM Large Cap Growth Fund                2.500%       10.000%       0.000%        0.000%         6.250%       8.250%        5.625%
AIM Limited Maturity Treasury Fund       8.000%        0.000%       0.000%        0.000%         0.000%       0.000%        0.000%
AIM Mid Cap Basic Value Fund             0.000%        0.000%       0.000%        0.000%         5.000%       5.000%        5.000%
AIM Multi-Sector Fund                    2.500%       12.500%       0.000%        0.000%         5.000%       7.500%        2.500%
AIM Real Estate Fund                     0.000%        5.000%       7.000%        0.000%         0.000%       2.500%        0.000%
AIM Small Cap Equity Fund                0.000%        0.000%       0.000%        0.000%         0.000%       7.500%        0.000%
AIM Small Cap Growth Fund                0.000%       10.000%       0.000%        0.000%         0.000%       0.000%        0.000%
AIM Short Term Bond Fund                24.000%        0.000%       6.000%        0.000%         2.500%       0.000%       12.000%
AIM Structured Growth Fund               2.500%       10.000%       0.000%        0.000%         6.250%       8.250%        5.625%
AIM Structured Value Fund                2.500%        8.750%       0.000%        0.000%         5.000%       7.000%        5.625%
AIM Total Return Bond Fund              22.000%        0.000%      17.500%        0.000%        23.000%      10.000%       22.500%
AIM Trimark Endeavor Fund                5.000%        0.000%       0.000%        0.000%         0.000%       0.000%        0.000%
AIM Trimark Small Companies Fund         0.000%        0.000%       0.000%        0.000%         5.000%       0.000%        0.000%
AIM Utilities Fund                       0.000%        0.000%       8.000%        0.000%         0.000%       0.000%        0.000%
Liquid Assets Portfolio                 10.000%        0.000%       0.000%        0.000%         0.000%       0.000%        0.000%

INVESTMENT STRATEGIES AND RISKS

          Set forth below are detailed descriptions of the various types of securities and investment techniques that Invesco Aim and/or the Sub-Advisors (as defined herein) may use in managing the Funds, as well as the risks associated with those types of securities and investment techniques. The descriptions of the types of securities and investment techniques below supplement the discussion of principal investment strategies and risks contained in each Fund's Prospectus; where a particular type of security or investment technique is not discussed in a Fund's Prospectus, that security or investment technique is not a principal investment strategy.

          Not all of the Funds invest in all of the types of securities or use all of the investment techniques described below, and a Fund may not invest in all of these types of securities or use all of these techniques at any one time. A Fund's transactions in a particular type of security or use of a particular technique is subject to limitations imposed by a Fund's investment objective, policies and restrictions described in that Fund's Prospectus and/or this Statement of Additional Information, as well as the federal securities laws. Invesco Aim and/or the Sub-Advisors may invest in other types of securities and may use other investment techniques in managing the Funds, including those described below for Funds not specifically mentioned as investing in the security or using the investment technique, as well as securities and techniques not described, subject to limitations imposed by a Fund's investment objective, policies and restrictions described in that Fund's Prospectus and/or this Statement of Additional Information, as well as the federal securities laws.

          The Funds' investment objectives, policies, strategies and practices described below are non-fundamental unless otherwise indicated.

          As stated above, the Asset Allocation Funds are "funds of funds" which invest in Underlying Funds and generally do not directly invest in the securities or use the investment techniques discussed below. The types of securities and investment techniques discussed below generally are those of AIM Basic Value Fund, AIM Global Equity Fund, AIM Mid Cap Core Equity Fund, AIM Small Cap Growth Fund and the Underlying Funds.

Equity Investments

          Each Fund (including certain of the Underlying Funds in which the Asset Allocation Funds invest) may invest in all of the following types of equity investments.

          COMMON STOCK. Common stock is issued by companies principally to raise cash for business purposes and represents a residual interest in the issuing company. A Fund participates in the success or failure of any company in which it holds stock. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

          PREFERRED STOCK. Preferred stock, unlike common stock, often offers a stated dividend rate payable from a corporation's earnings. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases an issuer may offer auction rate preferred stock, which means that the dividend to be paid is set by auction and will often be reset at stated intervals. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

          Certain of the Underlying Funds in which AIM Growth Allocation Fund, AIM Income Allocation Fund, AIM Moderate Allocation Fund, AIM Moderate Growth Allocation Fund and AIM Moderately Conservative Allocation Fund invest will not acquire equity securities, other than preferred stocks, except when (a) attached to or included in a unit with income-generating securities that otherwise would be attractive to the Funds; (b) acquired through the exercise of equity features accompanying convertible securities held by the Funds, such as conversion or exchange privileges or warrants for the acquisition of stock or equity interests of the same or a different issuer; or (c) in the case of an exchange offer whereby the equity security would be acquired with the intention of exchanging it for a debt security issued on a "when-issued" basis.

          CONVERTIBLE SECURITIES. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into a prescribed amount of common stock or other equity securities at a specified price and time. The holder of convertible securities is entitled to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is converted.

          The value of a convertible security depends on interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. Convertible securities may be illiquid, and may be required to convert at a time and at a price that is unfavorable to the Fund.

          A Fund will invest in a convertible debt security based primarily on the characteristics of the equity security into which it converts, and without regard to the credit rating of the convertible security (even if the credit rating is below investment grade). To the extent that a Fund invests in convertible debt securities with credit ratings below investment grade, such securities may have a higher likelihood of default, although this may be somewhat offset by the convertibility feature. See also "Debt Investments - Junk Bonds" below.

          ALTERNATIVE ENTITY SECURITIES. Companies that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities may issue equity securities that are similar to common or preferred stock of corporations.

Foreign Investments

          FOREIGN SECURITIES. Each Fund other than AIM Global Equity Fund and the Asset Allocation Funds may invest up to 25% of their total assets in foreign securities. AIM Global Equity Fund may invest a significant amount of its total assets in foreign securities. AIM Growth Allocation Fund, AIM Moderate Allocation Fund and AIM Moderate Growth Allocation Fund may invest up to 25%, 20% and 22%, respectively, of their total assets in equity funds that invest primarily in foreign securities. AIM Conservative Allocation Fund and AIM Moderately Conservative Allocation Fund may invest up to 25% and 40%, respectively, of their total assets in equity funds, some of which may invest up to 25% of their total assets in foreign securities. AIM Income Allocation Fund may invest up to 35% of its assets in equity funds, most of which may invest up to 25% in foreign securities and some of which may invest more than 25% of their total assets in foreign securities. AIM International Allocation Fund invests 100% of its total assets in equity funds, all of which invest more than 80% of their total assets in foreign securities and some of which may invest 100% of their total assets in foreign securities.


          Foreign securities are equity or debt securities issued by issuers outside the United States, and include securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or other securities representing underlying securities of foreign issuers. For a discussion of ADRs and EDRs, please refer to "Description of the Funds and Their Investments and Risks - Investment Strategies and Risks - Foreign Investments - ADRs and EDRs" below.


          Investments by a Fund in foreign securities, whether denominated in U.S. dollars or foreign currencies, may entail some or all of the risks set forth below. Investments by a Fund in ADRs, EDRs or similar securities also may entail some or all of the risks described below.

          Currency Risk. The value of the Funds' foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.


          Political and Economic Risk. The economies of many of the countries in which the Funds may invest may not be as developed as the United States' economy and may be subject to significantly different forces. Political or social instability and development, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Funds' investments.



          Regulatory Risk. Foreign companies may not be registered with the Securities and Exchange Commission ("SEC") and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies may not be subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Funds' shareholders.



          Market Risk. The securities markets in many of the countries in which the Funds invest often have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.


          Risks of Developing Countries. AIM Global Equity Fund may invest up to 20% and AIM Basic Value Fund, AIM Mid Cap Core Equity Fund and AIM Small Cap Growth Fund may each invest up to 5% of their respective total assets in securities of companies located in developing countries. Developing countries are those countries that are not included in the MSCI World Index. The Funds consider various factors when determining whether a company is in a developing country, including whether (1) it is organized under the laws of a developing country; (2) it has a principal office in a developing country; (3) it derives 50% or more of its total revenues from businesses in developing countries; or
(4) its securities are traded principally on a stock exchange, or in an over-the-counter market, in a developing country. Investments in developing countries present risks greater than, and in addition to, those presented by investments in foreign issuers in general. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after investments in these currencies by the Funds. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain developing countries. Many of the developing countries' securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Fund's investments.


          FOREIGN GOVERNMENT OBLIGATIONS. Each Fund (including certain of the Underlying Funds in which the Asset Allocation Funds invest) other than AIM Small Cap Growth Fund may invest in debt securities of foreign governments. Debt securities issued by foreign governments are often, but not always, supported by the full faith and credit of the foreign governments, or their subdivisions, agencies or instrumentalities, that issue them. These securities involve the risks discussed above with respect to foreign securities. Additionally, the issuer of the debt or the governmental authorities that control repayment of the debt may be unwilling or unable to pay interest or repay principal when due. Political or economic changes or the balance of trade may affect a country's willingness or ability to service its debt obligations. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations, especially debt obligations issued by the governments of developing countries. Foreign government obligations of developing countries, and some structures of emerging market debt securities, both of which are generally below investment grade, are sometimes referred to as "Brady Bonds".


          FOREIGN EXCHANGE TRANSACTIONS. Each Fund (including certain of the Underlying Funds in which the Asset Allocation Funds invest) has authority to deal in foreign exchange between currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rates between those currencies. AIM International Total Return Fund, one of the Underlying Funds, may also engage in foreign exchange transactions using futures or forward currency contracts for non-hedging purposes to enhance returns. A Fund may commit the same percentage of its assets to foreign exchange hedges as it may invest in foreign securities. Foreign exchange transactions include direct purchases of futures contracts with respect to foreign currency, and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward currency contracts entered into directly with another party or exchange traded futures contracts.


          The Funds may utilize either specific transactions ("transaction hedging") or portfolio positions ("position hedging") to hedge foreign currency exposure through foreign exchange transactions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions (or underlying portfolio security positions, such as in an ADR) denominated or quoted in a foreign currency. There can be no guarantee that these investments will be successful. Additionally, foreign exchange transactions may involve some of the risks of investments in foreign securities.


          ADRS AND EDRS. American Depositary Receipts, or ADRs, are receipts typically issued by U.S. banks. ADRs are receipts for the share of foreign corporations that are held by the bank issuing the receipt. An ADR entitles its holder to all dividends and capital gains on the underlying foreign securities, less any fees paid to the bank. Purchasing ADRs gives a Fund the ability to purchase the functional equivalent of foreign securities without going to the foreign securities markets to do so. ADRs are bought and sold in U.S. dollars, not foreign currencies. An ADR that is "sponsored" means that the foreign corporation whose shares are represented by the ADR is actively involved in the issuance of the ADR and generally provides material information about the corporation to the U.S. market. An "unsponsored" ADR program means that the foreign corporation whose shares are held by the bank is not obligated to disclose material information in the United States, and, therefore, the market value of the ADR may not reflect important facts known only to the foreign company. Since they mirror their underlying foreign securities, ADRs generally have the same risks as investing directly in the underlying foreign securities. European Depositary Receipts, or EDRs, are similar to ADRs, except they are typically issued by European banks or trust companies.


          FLOATING RATE CORPORATE LOANS AND CORPORATE DEBT SECURITIES OF NON-U.S. BORROWERS. AIM Floating Rate Fund, one of the Underlying Funds in which AIM Conservative Allocation Fund, AIM Income Allocation Fund, AIM Moderate Allocation Fund and AIM Moderately Conservative Allocation Fund invests may invest in floating rate loans and floating rate debt securities that are made to non-U.S. borrowers, provided that the loans are U.S. dollar-denominated or otherwise provide for payment in U.S. dollars, and any such borrower meets the credit standards established by Invesco Aim and/or the AIM Floating Rate Fund's sub-advisor for U.S. borrowers. AIM Floating Rate Fund similarly may invest in floating rate loans and floating rate debt securities made to U.S. borrowers with significant non-U.S. dollar-denominated revenues, provided that the loans are U.S. dollar-denominated or otherwise provide for payment to AIM Floating Rate Fund in U.S. dollars. In all cases where the floating rate loans or floating rate debt securities are not denominated in U.S. dollars, provisions will be made for payments to the lenders, including AIM Floating Rate Fund, in U.S. dollars pursuant to foreign currency swaps. Loans to non-U.S. borrowers or U.S. borrowers with significant non-U.S. dollar denominated revenues may involve risks not typically involved in domestic investment, including fluctuation in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or U.S. governmental laws or restrictions applicable to such loans. There is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments in certain foreign countries, which could affect AIM Floating Rate Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment position. In addition, information with respect to non-U.S. borrowers may differ from that available for U.S. borrowers, because foreign companies are not generally subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. borrowers.


Exchange Traded Funds



          EXCHANGE TRADED FUNDS. Each Fund (including the Underlying Funds in which the Asset Allocation Funds invest) may purchase shares of exchange-traded funds ("ETFs"). Most ETFs are registered under the 1940 Act as investment companies. Therefore, a Fund's purchase of shares of an ETF may be subject to the restrictions on investments in other investment companies discussed under "Other Investment Companies."



          ETFs hold portfolios of securities, commodities and/or currencies that are designed to replicate, as closely as possible before expenses, the price and/or yield of (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency. The performance results of ETFs will not replicate exactly the performance of the pertinent index, basket, commodity or currency due to transaction and other expenses, including fees to service providers, borne by ETFs. ETF shares are sold and redeemed at net asset value only in large blocks called creation units and redemption units, respectively. ETF shares also may be purchased and sold in secondary market trading on national securities exchanges, which allows investors to purchase and sell ETF shares at their market price throughout the day.



          Investments in ETFs generally present the same primary risks as an investment in a conventional mutual fund that has the same investment objective, strategy and policies. Investments in ETFs further involve the same risks associated with a direct investment in the commodity or currency, or in the types of securities, commodities and/or currencies included in the indices or baskets the ETFs are designed to replicate. In addition, shares of an ETF may trade at a market price that is higher or lower than their net asset value and an active trading market in such shares may not develop or continue. Moreover, trading of an ETF's shares may be halted if the listing exchange's officials deem such action to be appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally. Finally, there can be no assurance that the portfolio of securities, commodities and/or currencies purchased by an ETF will replicate a particular index or basket or price of a commodity or currency.



Debt Investments


          U.S. GOVERNMENT OBLIGATIONS. Each Fund (including the Underlying Funds in which the Asset Allocation Funds invest) may invest in U.S. Government obligations. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities because investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the former Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, although issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau ("FFCB"), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, the Funds holding securities of such issuer might not be able to recover their investment from the U.S. Government.

          MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. AIM Global Equity Fund and certain of the Underlying Funds in which the Asset Allocation Funds invest may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by nongovernment entities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various government agencies such as GNMA and government-related organizations such as FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by nongovernment issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

          There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest. That guarantee is backed by the full faith and credit of the U.S. Treasury. GNMA is a corporation wholly owned by the U.S. Government within the Department of Housing and Urban Development. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") and are guaranteed as to payment of principal and interest by FNMA itself and backed by a line of credit with the U.S. Treasury. FNMA is a government-sponsored entity wholly owned by public stockholders. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs") guaranteed as to payment of principal and interest by FHLMC itself and backed by a line of credit with the U.S. Treasury. FHLMC is a government-sponsored entity wholly owned by public stockholders.

          Other asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements and from sales of personal property. Regular payments received in respect of such securities include both interest and principal. Asset-backed securities typically have no U.S. Government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

          If a Fund purchases a mortgage-backed or other asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. Although the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return.


          COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). AIM Global Equity Fund and certain of the Underlying Funds in which the Asset Allocation Funds invest, may invest in CMOs. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. A CMO is a type of mortgage-backed security that creates separate classes with varying maturities and interest rates, called tranches. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.



          CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.



          In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., Series A, B, C and Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the following order: Series A, B, C and Z. The Series A, B, and C Bonds all bear current interest. Interest on a Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. Only after the Series A, B, and C Bonds are paid in full does the Series Z Bond begin to receive payment. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.



          CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying the Funds' diversification tests.



          FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Payments of principal and interest on the FHLMC CMOs are made semiannually. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the FHLMC CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the FHLMC CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the FHLMC CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date. If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC CMO's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.



          Common risks associated with mortgage related securities include:



          Prepayment Risk: Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.



          Market Risk: Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.



          Credit Risk: Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. Government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. Government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. Although GNMA guarantees timely payment of GNMA certificates even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.



          COLLATERALIZED DEBT OBLIGATIONS ("CDOS"). A Fund may invest in CDOs. A CDO is an asset backed security backed by a pool of bonds, loans and other debt obligations. CDOs do not specialize in one type of debt but often include non-mortgage loans or bonds.



          Similar in structure to a collateralized mortgage obligation (described above) CDOs are unique in that they represent different types of debt and credit risk. In the case of CDOs, these are often referred to as 'tranches' or 'slices'. Each slice has a different maturity and risk associated with it.



          CREDIT LINKED NOTES ("CLNS"). AIM Floating Rate Fund, one of the Underlying Funds in which AIM Conservative Allocation Fund, AIM Income Allocation Fund, AIM Moderate Allocation Fund and AIM

Moderately Conservative Allocation Fund invest, may invest in CLNs. A CLN is a security with an embedded credit default swap allowing the issuer to transfer a specific credit risk to credit investors.



          CLNs are created through a Special Purpose Company (SPC), or trust, which is collateralized with AAA-rated securities. Investors buy securities from a trust that pays a fixed or floating coupon during the life of the note. At maturity, the investors receive par unless the referenced credit defaults or declares bankruptcy, in which case they receive an amount equal to the recovery rate. The trust enters into a default swap with a deal arranger. In case of default, the trust pays the dealer par minus the recovery rate in exchange for an annual fee which is passed on to the investors in the form of a higher yield on the notes.



          MUNICIPAL SECURITIES. Certain of the Underlying Funds in which AIM Conservative Allocation Fund, AIM Moderate Allocation Fund, AIM Moderate Growth Allocation Fund and AIM Moderately Conservative Allocation Fund invest may invest in "Municipal Securities," which include debt obligations of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal Securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works.


          Other public purposes for which Municipal Securities may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. The principal and interest payments for industrial development bonds or pollution control bonds are often the sole responsibility of the industrial user and therefore may not be backed by the taxing power of the issuing municipality. The interest paid on such bonds may be exempt from federal income tax, although current federal tax laws place substantial limitations on the purposes and size of such issues. Such obligations are considered to be Municipal Securities provided that the interest paid thereon, in the opinion of bond counsel, qualifies as exempt from federal income tax. However, interest on Municipal Securities may give rise to a federal alternative minimum tax liability and may have other collateral federal income tax consequences. See "Dividends, Distributions and Tax Matters."

          The two major classifications of Municipal Securities are bonds and notes. Bonds may be further classified as "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities, and in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. Notes are short term instruments which usually mature in less than two years. Most notes are general obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. There are, of course, variations in the risks associated with Municipal Securities, both within a particular classification and between classifications. The Underlying Funds' assets may consist of any combination of general obligation bonds, revenue bonds, industrial revenue bonds and notes. The percentage of such Municipal Securities held by an Underlying Fund will vary from time to time.

          Municipal Securities also include the following securities:

               - Bond Anticipation Notes usually are general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long term debt obligations or bonds.

               - Tax Anticipation Notes are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer.

               - Revenue Anticipation Notes are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer.

               - Tax-Exempt Commercial Paper (Municipal Paper) is similar to taxable commercial paper, except that tax-exempt commercial paper is issued by states, municipalities and their agencies.

          Certain of the Underlying Funds also may purchase participation interests or custodial receipts from financial institutions. These participation interests give the purchaser an undivided interest in one or more underlying Municipal Securities.

          Subsequent to its purchase by an Underlying Fund, an issue of Municipal Securities may cease to be rated by Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's Ratings Services ("S&P"), or another nationally recognized statistical rating organization ("NRSRO"), or the rating of such a security may be reduced below the minimum rating required for purchase by the Underlying Fund. Neither event would require an Underlying Fund to dispose of the security, but Invesco Aim will consider such events to be relevant in determining whether the Underlying Fund should continue to hold the security. To the extent that the ratings applied by Moody's, S&P or another NRSRO to Municipal Securities may change as a result of changes in these rating systems, an Underlying Fund will attempt to use comparable ratings as standards for its investments in Municipal Securities in accordance with the investment policies described herein.

          Quality Standards. The following quality standards apply at the time a security is purchased. Information concerning the ratings criteria of Moody's, S&P, and Fitch Investors Service, Inc. ("Fitch") appears herein under "Appendix A - Ratings of Debt Securities."


          If an Underlying Fund invests in Municipal Securities backed by insurance companies and other financial institutions, changes in the financial condition of these institutions could cause losses to the Underlying Fund and affect its share price.



          Certain of the Underlying Funds may invest in Municipal Securities which are insured by financial insurance companies. Since a limited number of entities provide such insurance, an Underlying Fund may invest more than 25% of its assets in securities insured by the same insurance company.


          Other Considerations. The ability of an Underlying Fund to achieve its investment objective depends upon the continuing ability of the issuers or guarantors of Municipal Securities held by the Underlying Fund to meet their obligations for the payment of interest and principal when due. The securities in which an Underlying Fund invests may not yield as high a level of current income as longer term or lower grade securities, which generally have less liquidity and greater fluctuation in value.

          There is a risk that some or all of the interest received by an Underlying Fund from Municipal Securities might become taxable as a result of tax law changes or determinations of the Internal Revenue Service ("IRS").

          The yields on Municipal Securities are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions of the Municipal Securities market, size of a particular offering, and maturity and rating of the obligation. Generally, the yield realized by an Underlying Fund's shareholders will be the yield realized by the Underlying Fund on its investments, reduced by the general expenses of the Underlying Fund and the Trust. The market values of the Municipal Securities held by an Underlying Fund will be affected by changes in the yields available on similar securities. If yields increase following the purchase of a Municipal Security, the market value of such Municipal Security will generally decrease. Conversely, if yields decrease, the market value of a Municipal Security will generally increase.

          MUNICIPAL LEASE OBLIGATIONS. Certain of the Underlying Funds in which AIM Income Allocation Fund invests may invest in municipal lease obligations. Municipal lease obligations, a type of Municipal Security, may take the form of a lease, an installment purchase or a conditional sales contract. Municipal lease obligations are issued by state and local governments and authorities to acquire land, equipment and facilities such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Interest payments on qualifying municipal leases are exempt from federal income taxes. The Underlying Funds may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations, and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation. However, certain municipal lease obligations may contain "non-appropriation" clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to "non-appropriation" risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of such assets in the event of non-appropriation or other default. All direct investments by the Underlying Funds in municipal lease obligations shall be deemed illiquid and shall be valued according to the Underlying Funds' Procedures for Valuing Securities current at the time of such valuation.

          BANK INSTRUMENTS. The Underlying Funds in which AIM Conservative Allocation Fund, AIM Income Allocation Fund, AIM Moderate Allocation Fund, AIM Moderate Growth Allocation Fund and AIM Moderately Conservative Allocation Fund invest may invest in certificates of deposits, time deposits, and bankers' acceptances from U.S. or foreign banks. A bankers' acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds, and normally can be traded in the secondary market prior to maturity. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

          The Underlying Funds may invest in certificates of deposit ("Eurodollar CDs") and time deposits ("Eurodollar time deposits") of foreign branches of domestic banks. Accordingly, an investment in an Underlying Fund may involve risks that are different in some respects from those incurred by an investment company which invests only in debt obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible seizure or nationalization of foreign deposits and the possible imposition of foreign country withholding taxes on interest income.

          FLOATING RATE CORPORATE LOANS AND CORPORATE DEBT SECURITIES. AIM Floating Rate Fund, one of the Underlying Funds in which AIM Conservative Allocation Fund, AIM Income Allocation Fund, AIM Moderate Allocation Fund and AIM Moderately Conservative Allocation Fund invests may invest in floating rate loans. Floating rate loans consist generally of obligations of companies and other entities (collectively, "borrower") incurred for the purpose of reorganizing the assets and liabilities of a borrower; acquiring another company; taking over control of a company (leveraged buyout); temporary refinancing; or financing internal growth or other general business purposes. Floating rate loans are often obligations of borrowers who have incurred a significant percentage of debt compared to equity issued and thus are highly leveraged.

          Floating rate loans may include both term loans, which are generally fully funded at the time of AIM Floating Rate Fund's investment, and revolving loans, which may require AIM Floating Rate Fund to make additional investments in the loans as required under the terms of the loan agreement. A revolving credit loan agreement may require AIM Floating Rate Fund to increase its investment in a loan at a time when AIM Floating Rate Fund might not otherwise have done so, even if the borrower's condition makes it unlikely that the loan will be repaid.

          A floating rate loan is generally offered as part of a lending syndicate to banks and other financial institutions and is administered in accordance with the terms of the loan agreement by an agent bank who is responsible for collection of principal and interest and fee payments from the borrower and apportioning those payments to all lenders who are parties to the agreement. Typically, the agent is given broad discretion to enforce the loan agreement and is compensated by the borrower for its services.

          Floating rate loans may be acquired by direct investment as a lender at the inception of the loan or by assignment of a portion of a floating rate loan previously made to a different lender or by purchase of a participation interest. If AIM Floating Rate Fund makes a direct investment in a loan as one of the lenders, it generally acquires the loan at par. This means AIM Floating Rate Fund receives a return at the full interest rate for the loan. If AIM Floating Rate Fund acquires its interest in loans in the secondary market, the loans may be purchased or sold above, at, or below par, which can result in a yield that is below, equal to, or above the stated interest rate of the loan. See also "Participation Interests" below.


          A participation interest represents a fractional interest in a floating rate loan held by the lender selling the Fund the participation interest. In the case of participations, the Fund will not have any direct contractual relationship with the borrower, the Fund's rights to consent to modifications of the loan are limited and it is dependent upon the participating lender to enforce the Fund's rights upon a default.


          Historically, floating rate loans have not been registered with the Securities and Exchange Commission or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific floating rate loan has been historically less extensive than if the floating rate loan were registered or exchange traded.

          Floating rate debt securities are typically in the form of notes or bonds issued in public or private placements in the securities markets. Floating rate debt securities will typically have substantially similar terms to floating rate loans, but will not be in the form of participations or assignments.

          The floating rate loans and debt securities in which AIM Floating Rate Fund invests will, in most instances, be secured and senior to other indebtedness of the borrower. Each floating rate loan and debt security will generally be secured by collateral such as accounts receivable, inventory, equipment, real estate, intangible assets such as trademarks, copyrights and patents, and securities of subsidiaries or affiliates. The value of the collateral generally will be determined by reference to financial statements of the borrower, by an independent appraisal, by obtaining the market value of such collateral, in the case of cash or securities if readily ascertainable, or by other customary valuation techniques considered appropriate by Invesco Aim and/or AIM Floating Rate Fund's sub-advisor. The value of collateral may decline after AIM Floating Rate Fund's investment, and collateral may be difficult to sell in the event of default. Consequently, AIM Floating Rate Fund may not receive all the payments to which it is entitled. Up to 20% of AIM Floating Rate Fund's assets may be invested in unsecured floating rate loans and debt securities or subordinated floating rate loans and debt securities, which may or may not be secured. If the borrower defaults on an unsecured loan or security, there is no specific collateral on which the lender can foreclose. If the borrower defaults on a subordinated loan or security, the collateral may not be sufficient to cover both the senior and subordinated loans and securities.

          Most borrowers pay their debts from cash flow generated by their businesses. If a borrower's cash flow is insufficient to pay its debts, it may attempt to restructure its debts rather than sell collateral. Borrowers may try to restructure their debts by filing for protection under the federal bankruptcy laws or negotiating a work-out. If a borrower becomes involved in a bankruptcy proceeding, access to collateral may be limited by bankruptcy and other laws. If a court decides that access to collateral is limited or void, AIM Floating Rate Fund may not recover the full amount of principal and interest that is due.

          A borrower must comply with certain restrictive covenants contained in the loan agreement or indenture (in the case of floating rate debt securities). In addition to requiring the scheduled payment of principal and interest, these covenants may include restrictions on the payment of dividends and other distributions to the borrower's shareholders, provisions requiring compliance with specific financial ratios, and limits on total indebtedness. The agreement may also require the prepayment of the floating rate loans or debt securities from excess cash flow. A breach of a covenant that is not waived by the agent (or lenders directly) is normally an event of default, which provides the agent and lenders the right to call for repayment of the outstanding floating rate loan or debt security.

          Purchasers of floating rate loans may receive and/or pay certain fees. These fees are in addition to interest payments and may include commitment fees, facility fees, and prepayment penalty fees. When AIM Floating Rate Fund buys a floating rate loan, it may receive a facility fee, and when it sells a floating rate loan, it may pay an assignment fee.

          It is expected that the majority of floating rate loans and debt securities will have stated maturities of three to ten years. However, because floating rate loans and debt securities are frequently prepaid, it is expected that the average maturity will be three to five years. The degree to which borrowers prepay floating rate loans and debt securities, whether as a contractual requirement or at the borrower's election, may be affected by general business conditions, the borrower's financial condition and competitive conditions among lenders. Prepayments cannot be predicted with accuracy. Prepayments may result in the fund's investing in floating rate loans and debt securities with lower yields.


          COLLATERALIZED LOAN OBLIGATIONS ("CLOS"). AIM Floating Rate Fund, one of the Underlying Funds in which AIM Conservative Allocation Fund, AIM Income Allocation Fund, AIM Moderate Allocation Fund and AIM Moderately Conservative Allocation Fund invests may invest in CLOs, which are debt instruments backed solely by a pool of other debt securities. The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO in which AIM Floating Rate Fund invests. Some CLOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CLOs are privately offered and sold (that is, not registered under the securities laws) and may be characterized by AIM Floating Rate Fund as illiquid securities, but an active dealer market may exist for CLOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities, CLOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, AIM Floating Rate Fund may invest in CLOs that are subordinate to other classes, volatility in values, and may produce disputes with the issuer or unexpected investment results.


          COMMERCIAL INSTRUMENTS. The Underlying Funds in which AIM Conservative Allocation Fund invests may invest in commercial instruments, including commercial paper, master notes and other short-term corporate instruments, that are denominated in U.S. dollars. Commercial paper consists of short-term promissory notes issued by corporations. Commercial paper may be traded in the secondary market after its issuance. Master notes are demand notes that permit the investment of fluctuating amounts of money at varying rates of interest pursuant to arrangements with issuers who meet the quality criteria of the Underlying Funds. The interest rate on a master note may fluctuate based upon changes in specified interest rates or be reset periodically according to a prescribed formula or may be a set rate. Although there is no secondary market in master demand notes, if such notes have a demand feature, the payee may demand payment of the principal amount of the note upon relatively short notice. Master notes are generally illiquid and therefore subject to the Underlying Funds' percentage limitations for investments in illiquid securities.

          INVESTMENT GRADE CORPORATE DEBT OBLIGATIONS. Each Fund may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of a Fund, its investment adviser may consider (i) general economic and financial conditions; (ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country; and, (iii) other considerations deemed appropriate.


          Descriptions of debt securities ratings are found in Appendix A.


          JUNK BONDS. AIM Global Equity Fund and the Underlying Funds in which the Asset Allocation Funds invest may invest in lower-rated or non-rated debt securities commonly known as junk bonds.

          Junk bonds are considered speculative with respect to their capacity to pay interest and repay principal. While they may provide greater income and opportunity for gain, junk bonds are subject to greater risks than higher-rated debt securities. The prices of and yields on junk bonds may fluctuate to a greater extent than those of higher-rated debt securities.

          Issuers of junk bonds are often highly leveraged, and may lack more traditional methods of financing. The risk of issuer default on junk bonds is generally higher because such issues are often unsecured or otherwise subordinated to claims of the issuer's other creditors. If a junk bond issuer defaults, a Fund may incur additional expenses to seek recovery.

          Junk bonds have been found to be less sensitive to fluctuations in interest rates, and more sensitive to real or perceived adverse economic conditions and individual corporate developments (including industry competition and adverse publicity), than those of higher-rated debt securities, which can decrease the liquidity and values of junk bonds. During such periods of recession and economic downturns, highly leveraged junk bond issuers may experience financial stress and may lack sufficient revenues to meet interest payment obligations, increasing the risk of default. In addition, new laws and proposed new laws may adversely impact the market for junk bonds.

          A Fund may have difficulty selling certain junk bonds at the desired time and price. The secondary markets in which junk bonds are traded may be thin and less liquid than the market for higher-rated debt securities. Less liquidity in secondary trading markets could adversely affect the price at which a Fund could sell a particular junk bond, and could adversely affect and cause large fluctuations in the net asset value of that Fund's shares. The lack of a liquid secondary market may also make it more difficult for a Fund to obtain accurate market quotations in valuing junk bond assets.


          LIQUID ASSETS. For cash management purposes, each Fund may hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, each Fund may temporarily hold all or a portion of its assets in cash, cash equivalents (including shares of affiliated money market funds) or high-quality debt instruments. As a result, a Fund may not achieve its investment objective.


          Cash equivalents include money market instruments (such as certificates of deposit, time deposits, bankers' acceptances from U.S. or foreign banks, and repurchase agreements), shares of affiliated money market funds or high-quality debt obligations (such as U.S. Government obligations, commercial paper, master notes and other short-term corporate instruments and municipal obligations).

Other Investments


          REAL ESTATE INVESTMENT TRUSTS ("REITS"). Each Fund (including certain of the Underlying Funds in which the Asset Allocation Funds invest) may invest up to 15% of its total assets in equity and/or debt securities issued by REITs. REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.


          To the extent that a Fund has the ability to invest in REITs, the Fund could conceivably own real estate directly as a result of a default on the securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

          In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by REITs. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.


          OTHER INVESTMENT COMPANIES. Each Fund may purchase shares of other investment companies. As discussed previously, the Asset Allocation Funds are structured as "funds of funds" under the 1940 Act and invest in other investment companies that have Invesco Aim as an investment advisor (the "AIM Funds").

          For each Fund other than the Asset Allocation Funds, the 1940 Act imposes the following restrictions on investments in other investment companies:
(i) a Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) a Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) a Fund may not invest more than 10% of its total assets in securities issued by other investment companies. These restrictions do not apply to investments by the Funds in investment companies that are money market funds, including money market funds that have Invesco Aim or an affiliate of Invesco Aim as an investment advisor (the "Affiliated Money Market Funds"). As "funds of funds" under the 1940 Act, the Asset Allocation Funds are not subject to these restrictions.

          With respect to a Fund's purchase of shares of another investment company, including an Affiliated Money Market Fund and an underlying AIM Fund (in the case of the Asset Allocation Funds), the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company.


          DEFAULTED SECURITIES. The Underlying Funds in which AIM Growth Allocation Fund, AIM Income Allocation Fund, AIM Moderate Allocation Fund, AIM Moderate Growth Allocation Fund and AIM Moderately Conservative Allocation Fund invest may invest in defaulted securities. In order to enforce its rights in defaulted securities, an Underlying Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on the defaulted securities. This could increase the Underlying Fund's operating expenses and adversely affect its net asset value. Any investments by an Underlying Fund in defaulted securities will also be considered illiquid securities subject to the limitations described herein, unless Invesco Aim determines that such defaulted securities are liquid under guidelines adopted by the Board.


          VARIABLE OR FLOATING RATE INSTRUMENTS. The Underlying Funds in which the Asset Allocation Funds invest may invest in securities that have variable or floating interest rates which are readjusted on set dates (such as the last day of the month or calendar quarter) in the case of variable rates or whenever a specified interest rate change occurs in the case of a floating rate instrument. Variable or floating interest rates generally reduce changes in the market price of securities from their original purchase price because, upon readjustment, such rates approximate market rates. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable or floating rate securities than for fixed rate obligations. Many securities with variable or floating interest rates purchased by an Underlying Fund (exclusive of floating rate corporate loans purchased by AIM Floating Rate
Fund) are subject to payment of principal and accrued interest (usually within seven days) on the Underlying Fund's demand. The terms of such demand instruments require payment of principal and accrued interest by the issuer, a guarantor, and/or a liquidity provider. All variable or floating rate instruments will meet the applicable quality standards of the Underlying Funds. Invesco Aim will monitor the pricing, quality and liquidity of the variable or floating rate securities held by the Underlying Funds.

          INDEXED SECURITIES. The Underlying Funds in which each Asset Allocation Fund other than AIM Income Allocation Fund invests may invest in indexed securities the value of which is linked to interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of the indexed security.

          ZERO-COUPON AND PAY-IN-KIND SECURITIES. Certain of the Underlying Funds in which the Asset Allocation Funds invest may invest in zero-coupon or pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because zero-coupon and pay-in-kind securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal tax law requires the holders of zero-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") and to avoid certain excise taxes, an Underlying Fund may be required to distribute a portion of such discount and income, and may be required to dispose of other portfolio securities, which could occur during periods of adverse market prices, in order to generate sufficient cash to meet these distribution requirements.


          PARTICIPATION INTERESTS. The Underlying Funds which AIM Conservative Allocation Fund, AIM Income Allocation Fund, AIM International Allocation Fund, AIM Moderate Allocation Fund and AIM Moderately Conservative Allocation Fund invest may invest in participation interests. Participation interests generally will be acquired from a commercial bank or other financial institution (a "Lender") or from other holders of a participation interest (a "Participant"). The purchase of a participation interest either from a Lender or a Participant will not result in any direct contractual relationship with the borrowing company (the "Borrower"). The Fund generally will have no right directly to enforce compliance by the Borrower with the terms of the credit agreement. Instead, the Fund will be required to rely on the Lender or the Participant that sold the participation interest both for the enforcement of the Fund's rights against the Borrower and for the receipt and processing of payments due to the Fund under the loans. Under the terms of a participation interest, a Fund may be regarded as a creditor of the Participant and thus a Fund is subject to the credit risk of both the Borrower and Lender or a Participant. Participation interests are generally subject to restrictions on resale. The Funds consider participation interests to be illiquid and therefore subject to the Funds' percentage limitation for investments in illiquid securities.



          PARTICIPATION NOTES. A Fund may invest in participation notes. Participation notes are generally traded over-the-counter and are subject to counterparty risk. Counterparty risk is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a Fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participation note against the issuer of the underlying assets.



          INDEXED COMMERCIAL PAPER. The Underlying Funds in which AIM International Allocation Fund invests may invest without limitation in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Underlying Funds will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the funds to hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while seeking to provide an attractive money market rate of return. The Underlying Funds will not purchase such commercial paper for speculation.



          PREMIUM SECURITIES. The Underlying Funds in which AIM International Allocation Fund invests may invest in income securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amounts payable on maturity. The Underlying Funds will not amortize the premium paid for such securities in calculating their net investment income. As a result, in such cases the purchase of such securities provides an Underlying Fund a higher level of investment income distributable to shareholders on a current basis than if the Underlying Fund purchased securities bearing current market rates of interest. If securities purchased by an Underlying Fund at a premium are called or sold prior to maturity, the Underlying Fund will realize a loss to the extent the call or sale price is less than the purchase price. Additionally, the Underlying Fund will realize a loss if it holds such securities to maturity.



          STRUCTURED INVESTMENTS. The Underlying Funds in which AIM International Allocation Fund invests may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of Sovereign Debt. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Investments") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Investments is dependent on the extent of the cash flow on the underlying instruments. Because Structured Investments of the type in which the Underlying Funds anticipate they will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.



          The Underlying Funds are permitted to invest in a class of Structured Investments that is either subordinated or not subordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated Structured Investments.



          Certain issuers of Structured Investments may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Underlying Funds' investments in these Structured Investments may be limited by the restrictions contained in the 1940 Act described below under "Investment Strategies and Risks - Other Investment Companies." Structured Investments are typically sold in private placement transactions, and there currently is no active trading market for Structured Investments.



          STRIPPED INCOME SECURITIES. The Underlying Funds in which AIM International Allocation Fund invests may invest in stripped income securities, which are obligations representing an interest in all or a portion of the income or principal components of an underlying or related security, a pool of securities or other assets. In the most extreme case, one class will receive all of the interest (the "interest only class" or the "IO class"), while the other class will receive all of the principal (the "principal-only class" or the "PO class"). The market values of stripped income securities tend to be more volatile in response to changes in interest rates than are conventional income securities.



          PRIVATIZATIONS. AIM Global Equity Fund and certain of the Underlying Funds in which AIM Conservative Allocation Fund, AIM International Allocation Fund, AIM Moderate Allocation Fund and AIM Moderately Conservative Allocation Fund invest may invest in privatizations. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs to sell part or all of their interests in government owned or controlled companies or enterprises ("privatizations"). Invesco Aim believes that privatizations may offer opportunities for significant capital appreciation and intends to invest the Fund's assets in privatizations in appropriate circumstances. The Fund's investments in such privatizations may include: (i) privately negotiated investments in a government owned or controlled company or enterprise; (ii) investments in the initial offering of equity securities of a government owned or controlled company or enterprise; and (iii) investments in the securities of a government owned or controlled company or enterprise following its initial equity offering. In certain foreign countries, the ability of foreign entities such as the Fund to participate in privatizations may be limited by local law, or the terms on which the Fund may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that foreign governments will continue to sell companies and enterprises currently owned or controlled by them, that privatization programs will be successful, or that foreign governments will not re-nationalize companies or enterprises that have been privatized.



          SAMURAI AND YANKEE BONDS. Subject to their fundamental investment restrictions, AIM Global Equity Fund and the Underlying Funds in which AIM Conservative Allocation Fund, AIM Growth Allocation Fund, AIM International Allocation Fund, AIM Moderate Allocation Fund and AIM Moderately Conservative Allocation Fund invest may invest in yen-denominated bonds sold in Japan by non-Japanese issuers ("Samurai bonds"), and may invest in dollar-denominated bonds sold in the United States by non-U.S. issuers ("Yankee bonds"). As compared with bonds issued in their countries of domicile, such bond issues normally carry a higher interest rate but are less actively traded. It is the policy of the Funds to invest in Samurai or Yankee bond issues only after taking into account considerations of quality and liquidity, as well as yield.



          MASTER LIMITED PARTNERSHIPS ("MLPS"). The Underlying Funds in which AIM Income Allocation Fund invests may invest in MLPs. MLPs are securities through which the operating results of businesses are passed on to unitholders of MLPs. Operating earnings flow directly to the unitholders in the form of cash distributions. Although the characteristics of MLPs closely resemble a traditional limited partnership, a major difference is that MLPs may trade on a public exchange or in the over-the-counter market. The ability to trade on a public exchange or in the over-the-counter market provides a certain amount of liquidity not found in many limited partnership investments.



          SALE OF MONEY MARKET SECURITIES. The Underlying Funds in which AIM Conservative Allocation Fund and AIM Moderately Conservative Allocation Fund invest that are money market funds do not seek profits through short-term trading and will generally hold portfolio securities to maturity. However, Invesco Aim may seek to enhance the yield of an Underlying Fund by taking advantage of yield disparities that occur in the money markets. For example, market conditions frequently result in similar securities trading at different prices. Invesco Aim may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of proceeds are expected to enhance yield consistent with Invesco Aim's judgment as to desirable portfolio maturity structure. Invesco Aim may also dispose of any portfolio security prior to maturity to meet redemption requests, and as a result of a revised credit evaluation of the issuer or other circumstances or considerations. The Underlying Funds' policy of investing in securities with maturities of 397 days or less will result in high portfolio turnover. Since brokerage commissions are not normally paid on investments of the type made by the Underlying Funds, the high turnover should not adversely affect the Underlying Funds' net income.



          INVESTMENTS IN ENTITIES WITH RELATIONSHIPS WITH THE FUNDS/ADVISOR. Each Fund (including the Underlying Funds in which the Asset Allocation Funds invest) may invest in securities issued, sponsored or guaranteed by the following types of entities or their affiliates: (i) entities that sell shares of the AIM Funds; (ii) entities that rate or rank the AIM Funds; (iii) exchanges on which the AIM Funds buy or sell securities; and (iv) entities that provide services to the AIM Funds (e.g., custodian banks). The Funds (including the Underlying Funds in which the Asset Allocation Funds invest) will decide whether to invest in or sell securities issued by these entities based on the merits of the specific investment opportunity.



Investment Techniques


          DELAYED DELIVERY TRANSACTIONS. Delayed delivery transactions, also referred to as forward commitments, involve commitments by a Fund to dealers or issuers to acquire or sell securities at a specified future date beyond the customary settlement for such securities. These commitments may fix the payment price and interest rate to be received or paid on the investment. Each Fund (including the Underlying Funds in which the Asset Allocation Funds invest) may purchase securities on a delayed delivery basis to the extent it can anticipate having available cash on the settlement date. Delayed delivery agreements will not be used as a speculative or leverage technique.

          Investment in securities on a delayed delivery basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a delayed delivery commitment. Until the settlement date, a Fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the delayed delivery transactions. Such segregated liquid assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments. No additional delayed delivery agreements or when-issued commitments (as described below) will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

          The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of a Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of a Fund until settlement. Absent extraordinary circumstances, a Fund will not sell or otherwise transfer the delayed delivery basis securities prior to settlement.

          A Fund may enter into buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, a Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.

          WHEN-ISSUED SECURITIES. Each Fund (including the Underlying Funds in which the Asset Allocation Funds invest) may purchase when-issued securities. Purchasing securities on a "when-issued" basis means that the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued. The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

          Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and, if applicable, changes in the level of interest rates. Therefore, if a Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will fluctuate to a greater degree. Furthermore, when the time comes for the Fund to meet its obligations under when-issued commitments, the Fund will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

          Investment in securities on a when-issued basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must sell another security in order to honor a when-issued commitment. The Funds will employ techniques designed to reduce such risks. If a Fund purchases a when-issued security, the Fund will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. No additional delayed delivery agreements (as described above) or when-issued commitments will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.


          SHORT SALES. Each Fund (including certain of the Underlying Funds in which the Asset Allocation Funds invest) may engage in short sales. A short sale is effected when it is believed that the price of a particular security will decline, and involves the sale of a security which a Fund does not own in the hope of purchasing the same security at a later date at a lower price. To make delivery to the buyer, a Fund must borrow the security from a broker-dealer through which the short sale is executed, and the broker-dealer delivers the securities, on behalf of the Fund, to the buyer. The broker-dealer is entitled to retain the proceeds from the short sale until a Fund delivers the securities sold short to the broker-dealer. In addition, a Fund is required to pay to the broker-dealer the amount of any dividends paid on shares sold short and may have to pay a premium to borrow the securities.



          To secure its obligation to deliver the securities sold short to the broker-dealer, a Fund may be required to deposit cash or liquid securities with the broker in addition to the proceeds from the short sale to meet necessary margin requirements. In addition, a Fund will place in a segregated account with the Fund's custodian an amount of cash or liquid securities equal to the difference, if any, between the current market value of the securities sold short and any cash or liquid securities deposited as collateral with the broker-dealer in connection with the short sale. The amounts deposited with the broker-dealer or segregated with the custodian do not have the effect of limiting the amount of money that the Fund may lose on a short sale.


          A Fund is said to have a short position in the securities sold short until it delivers to the broker-dealer the securities sold short, at which time such Fund receives the proceeds of the sale. A Fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short.

          A Fund will realize a gain if the price of a security declines between the date of the short sale and the date on which such Fund purchases a security to replace the borrowed security. On the other hand, a Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest that a Fund may be required to pay in connection with a short sale. It should be noted that possible losses from short sales differ from those that could arise from a cash investment in a security in that losses from a short sale may be limitless, while the losses from a cash investment in a security cannot exceed the total amount of a Fund's investment in the security. For example, if a Fund purchases a $10 security, potential loss is limited to $10; however, if a Fund sells a $10 security short, it may have to purchase the security for return to the broker-dealer when the market value of that security is $50, thereby incurring a loss of $40.

          A Fund may also make short sales "against the box," meaning that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into, or exchangeable for, without payment of any further consideration, securities of the same issue as, and in an amount equal to, the securities sold short. To secure its obligation to deliver the securities sold short "against the box", a Fund will segregate with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for an equal amount of such securities. Short sales "against the box" result in a "constructive sale" and require the Fund to recognize any taxable gain unless an exception to the constructive sales rule applies. Open short positions established by AIM International Total Return Fund, one of the Underlying Funds, using futures or forward currency contracts are not deemed to constitute selling securities short.


          An Underlying Fund in which AIM International Allocation Fund invests is permitted and intends from time to time to effect short sales that are not "against the box." In a short sale that is not "against the box", the Underlying Fund does not own the security borrowed. The Underlying Fund borrows securities from a broker and sells them. To secure its obligation to deliver to such broker-dealer the securities sold short, the Underlying Fund must segregate an amount of cash or liquid securities equal to the difference between the current market value of the securities sold short and any cash or liquid securities deposited as collateral with the broker in connection with the short sale (including the proceeds of the short sale). The amounts deposited with the broker or segregated with the custodian, do not have the effect of limiting the amount of money that the Underlying Fund may lose on a short sale. In a short sale that is not "against the box", the Underlying Fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short.



          The Underlying Fund will realize a gain if the price of a security declines between the date of the short sale and the date on which the Underlying Fund replaces the borrowed security. On the other hand, the Underlying Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest that the Underlying Fund may be required to pay in connection with a short sale. It should be noted that possible losses from short sales that are not "against the box" differ from those that could arise from a cash investment in a security in that losses from short sales that are not "against the box" may be limitless, while the losses from a cash investment in a security cannot exceed the total amount of the Underlying Fund's investment in the security. For example, if the Underlying Fund purchases a $10 security, potential loss is limited to $10; however, if the Underlying Fund sells a $10 security short, it may have to purchase the security for return to the broker-dealer when the market value of that security is $50, thereby incurring a loss of $40.

          In addition to enabling the Funds to hedge against market risk, short sales may afford the Funds an opportunity to earn additional current income to the extent the Funds are able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the Funds' short positions remain open. There is no assurance that the Funds will be able to enter into such arrangements.

          See "Dividends, Distributions and Tax Matters - Tax Matters - Determination of Taxable Income of a Regulated Investment Company."

          MARGIN TRANSACTIONS. None of the Funds (including the Underlying Funds in which the Asset Allocation Funds invest) will purchase any security on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.


          FOREIGN CURRENCY SWAPS. Loans to non-U.S. borrowers and to U.S. borrowers with significant non-U.S. dollar-denominated revenues may provide for conversion of all or part of the loan from a U.S. dollar-denominated obligation into a foreign currency obligation at the option of the borrower. AIM Floating Rate Fund, one of the Underlying Funds in which AIM Conservative Allocation Fund, AIM Income Allocation Fund, AIM Moderate Allocation Fund and AIM Moderately Conservative Allocation Fund invests may invest in floating rate loans and floating rate debt securities which have been converted into non-U.S. dollar-denominated obligations only when provision is made for payments to the lenders in U.S. dollars pursuant to foreign currency swap arrangements. Foreign currency swaps involve the exchange by the lenders, including AIM Floating Rate Fund, with another party (the "counterparty") of the right to receive the currency in which the loans are denominated for the right to receive U.S. dollars. AIM Floating Rate Fund will enter into a transaction subject to a foreign currency swap only if, at the time of entering into such swap, the outstanding debt obligations of the counterparty are investment grade, i.e., rated BBB or A-3 or higher by Standard & Poor's or Baa or P-3 or higher by Moody's or determined to be of comparable quality in the judgment of the sub-advisor of the Underlying Fund. The amounts of U.S. dollar payments to be received by the lenders and the foreign currency payments to be received by the counterparty are fixed at the time the swap arrangement is entered into. Accordingly, the swap protects AIM Floating Rate Fund from the fluctuations in exchange rates and locks in the right to receive payments under the loan in a predetermined amount of U.S. dollars. If there is a default by the counterparty, AIM Floating Rate Fund will have contractual remedies pursuant to the swap arrangements; however, the U.S. dollar value of AIM Floating Rate Fund's right to foreign currency payments under the loan will be subject to fluctuations in the applicable exchange rate to the extent that a replacement swap arrangement is unavailable or AIM Floating Rate Fund is unable to recover damages from the defaulting counterparty. If the borrower defaults on or prepays the underlying corporate loan or corporate debt security, AIM Floating Rate Fund may be required pursuant to the swap arrangements to compensate the counterparty to the extent of fluctuations in exchange rates adverse to the counterparty. In the event of such a default or prepayment, an amount of cash or high grade liquid debt securities having an aggregate net asset value at least equal to the amount of compensation that must be paid to the counterparty pursuant to the swap arrangements will be maintained in a segregated account by AIM Floating Rate Fund's custodian.


          INTEREST RATE SWAPS. Certain federal income tax requirements may limit AIM Floating Rate Fund's ability to engage in interest rate hedging transactions. Gains from transactions in interest rate hedges distributed to Shareholders will be taxable as ordinary income or, in certain circumstances, as long-term capital gains. See "Taxes."

          AIM Floating Rate Fund, one of the Underlying Funds in which AIM Conservative Allocation Fund, AIM Income Allocation Fund, AIM Moderate Allocation Fund and AIM Moderately Conservative Allocation

Fund invests may or may not enter into interest rate swaps in order to hedge its loans and securities against fluctuations in interest rates. Interest rate swaps involve the exchange by AIM Floating Rate Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. For example, if AIM Floating Rate Fund holds a loan or debt security with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable AIM Floating Rate Fund to offset a decline in the value of the loan or debt security due to rising interest rates, but would also limit its ability to benefit from falling interest rates.

          Inasmuch as these interest rate hedging transactions are entered into for good faith hedging purposes, the sub-advisor of the Underlying Fund believes that such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. AIM Floating Rate Fund usually will enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with AIM Floating Rate Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of AIM Floating Rate Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by AIM Floating Rate Fund's custodian. If the interest rate swap transaction is entered into on other than a net basis, the full amount of AIM Floating Rate Fund's obligations will be accrued on a daily basis, and the full amount of AIM Floating Rate Fund's obligations will be segregated by AIM Floating Rate Fund's custodian. AIM Floating Rate Fund will not enter into any interest rate hedging transaction unless the sub-advisor of the Underlying Fund considers the credit quality of the unsecured senior debt or the claims-paying ability of the other party to the swap to be investment grade. If there is a default by the other party to such a transaction, AIM Floating Rate Fund will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could affect AIM Floating Rate Fund's rights as a creditor. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, many portions of the swap market have become relatively liquid in comparison with other similar instruments traded in the interbank market. In addition, although the terms of interest rate swaps may provide for termination, there can be no assurance AIM Floating Rate Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

          The use of interest rate hedges is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio transactions. If the sub-advisor of the Underlying Fund is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of AIM Floating Rate Fund would diminish compared with what it would have been if these investment techniques were not used.

          Except as noted above, there is no limit on the amount of interest rate hedging transactions that may be entered into by AIM Floating Rate Fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate hedges is limited to the net amount of interest payments that AIM Floating Rate Fund is contractually obligated to make. If the loan underlying an interest rate swap is prepaid and AIM Floating Rate Fund continues to be obligated to make payments to the other party to the swap, AIM Floating Rate Fund would have to make such payments from another source. If the other party to an interest rate swap defaults, AIM Floating Rate Fund's risk of loss consists of the net amount of interest payments that AIM Floating Rate Fund contractually is entitled to receive. Since interest rate transactions are individually negotiated, the sub-advisor of the Underlying Fund expects to achieve an acceptable degree of correlation between AIM Floating Rate Fund's rights to receive interest and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

          INTERFUND LOANS. Each Fund may lend uninvested cash up to 15% of its net assets to other Funds advised by Invesco Aim (the "AIM Funds") and each Fund may borrow from other AIM Funds to the extent permitted under such Fund's investment restrictions. During temporary or emergency periods, the percentage of a Fund's net assets that may be loaned to other AIM Funds may be increased as permitted by the SEC. If any interfund borrowings are outstanding, a Fund may not make any additional investments. If a Fund has borrowed from other AIM Funds and has aggregate borrowings from all sources that exceed 10% of such Fund's total assets, such Fund will secure all of its loans from other AIM Funds. The ability of a Fund to lend its securities to other AIM Funds is subject to certain other terms and conditions.


          BORROWING. Each Fund may borrow money to a limited extent for temporary or emergency purposes. If there are unusually heavy redemptions because of changes in interest rates or Fund performance, or for any other reason, a Fund may have to sell a portion of its investment portfolio at a time when it may be disadvantageous to do so. Selling fund securities under these circumstances may result in a lower net asset value per share or decreased dividend income, or both. The Trust believes that, in the event of abnormally heavy redemption requests, a Fund's borrowing ability would help to mitigate any such effects and could make the forced sale of their portfolio securities less likely.

          BORROWING - AIM FLOATING RATE FUND. AIM Floating Rate Fund, one of the Underlying Funds in which AIM Conservative Allocation Fund, AIM Income Allocation Fund, AIM Moderate Allocation Fund and AIM Moderately Conservative Allocation Fund invests may borrow money in amounts not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). AIM Floating Rate Fund may borrow for leveraging, for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. AIM Floating Rate Fund may borrow to finance additional investments only when it believes that the return that may be earned on investments purchased with the proceeds of such borrowings or offerings will exceed the costs, including debt service, associated with such borrowings. However, to the extent such costs exceed the return on the additional investments, the return realized by AIM Floating Rate Fund's shareholders will be adversely affected. AIM Floating Rate Fund's borrowing for leverage creates an opportunity for a greater total return to AIM Floating Rate Fund, but, at the same time, increases exposure to losses.

          Capital raised through borrowing is subject to interest costs which may or may not exceed the interest paid on the assets purchased. In addition, AIM Floating Rate Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit. Either of these requirements will increase the cost of borrowing over the stated interest rate. Borrowing can create an opportunity for greater income per share, but such borrowing is also a speculative technique that will increase AIM Floating Rate Fund's exposure to capital risk. Such risks may be reduced through the use of borrowings that have floating rates of interest. Unless the income and appreciation, if any, on assets acquired with borrowed funds exceeds the costs of borrowing, the use of borrowing will diminish the investment performance of AIM Floating Rate Fund, as compared to what it would have been without leverage.

          AIM Floating Rate Fund, along with certain other investment companies advised by Invesco Aim, has entered into a committed, unsecured line of credit with a syndicate of banks in the maximum aggregate principal amount of $225 million.

          Under the 1940 Act, once AIM Floating Rate Fund incurs indebtedness, it must immediately have asset coverage of 300% of the aggregate outstanding principal balance of indebtedness in place. Additionally, the 1940 Act requires that, before AIM Floating Rate Fund declares any dividend or other distribution upon any class of shares, or purchases any such shares, it have in place asset coverage of at least 300% of the aggregate indebtedness of the fund, after deducting the amount of such dividend, distribution, or purchase price.

          AIM Floating Rate Fund's willingness to borrow money for investment purposes, and the amount it borrows depends upon many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on the sub-advisor of the Underlying Fund's ability to predict correctly interest rates and market movements, and a leveraging strategy may not be successful during any period in which it is employed.

          LEVERAGING. AIM Floating Rate Fund, one of the Underlying Funds in which AIM Conservative Allocation Fund, AIM Income Allocation Fund, AIM Moderate Allocation Fund and AIM Moderately Conservative Allocation Fund invests may employ "leverage" by borrowing money and using it to purchase additional securities. Leverage increases both investment opportunity and investment risk. If the investment gains on the securities purchased with borrowed money exceed the interest paid on the borrowing, the net asset value of AIM Floating Rate Fund's shares will rise faster than would otherwise be the case. On the other hand, if the investment gains fail to cover the cost (including interest on borrowings), or if there are losses, the net asset value of AIM Floating Rate Fund's shares will decrease faster than would otherwise be the case. AIM Floating Rate Fund will maintain asset coverage of at least 300% for all such borrowings, and should such asset coverage at any time fall below 300%, AIM Floating Rate Fund will be required to reduce its borrowings within three days to the extent necessary to satisfy this requirement. To reduce its borrowings, AIM Floating Rate Fund might be required to sell securities at a disadvantageous time. Interest on money borrowed is an expense AIM Floating Rate Fund would not otherwise incur, and AIM Floating Rate Fund may therefore have little or no investment income during periods of substantial borrowings.

          LENDING PORTFOLIO SECURITIES. The Funds may each lend their portfolio securities where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Each Fund may lend portfolio securities to the extent of one-third of its total assets.


          A Fund will not have the right to vote securities while they are on loan, but it can call a loan in anticipation of an important vote. The Fund would receive income in lieu of dividends on loaned securities and may, at the same time, generate income on the loan collateral or on the investment of any cash collateral. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly, or in the event of a default by the borrower. The Fund could also experience delays and costs in gaining access to the collateral.


          Any cash received as collateral for loaned securities will be invested, in accordance with a Fund's investment guidelines, in short-term money market instruments or Affiliated Money Market Funds. For purposes of determining whether a Fund is complying with its investment policies, strategies and restrictions, the Fund will consider the loaned securities as assets of the Fund, but will not consider any collateral received as a Fund asset.


          REPURCHASE AGREEMENTS. Each Fund (including the Underlying Funds in which the Asset Allocation Funds invest) may engage in repurchase agreement transactions involving the types of securities in which it is permitted to invest. Repurchase agreements are agreements under which a Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which is higher than the purchase price), thereby determining the yield during a Fund's holding period. A Fund may, however, enter into a "continuing contract" or "open" repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying securities from the Fund on demand and the effective interest rate is negotiated on a daily basis.


          If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, a Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income. In addition, although the Bankruptcy Code and other insolvency laws may provide certain protections for some types of repurchase agreements, if the seller of a repurchase agreement should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the value of the underlying security declines. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon.

          The Funds may invest their cash balances in joint accounts with other AIM Funds for the purpose of investing in repurchase agreements with maturities not to exceed 60 days, and in certain other money market instruments with remaining maturities not to exceed 90 days. Repurchase agreements are considered loans by a Fund under the 1940 Act.

          The investment policies of certain Underlying Funds permit them to invest in repurchase agreements with banks and broker-dealers pertaining to U.S. Treasury obligations. However, in order to maximize the Fund's dividends which are exempt from state income taxation, as a matter of operating policy the Fund does not currently invest in repurchase agreements.

          REVERSE REPURCHASE AGREEMENTS. Each Fund (including the Underlying Funds in which the Asset Allocation Funds invest) may engage in reverse repurchase agreements. Reverse repurchase agreements are agreements that involve the sale by a Fund of securities to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. During the reverse repurchase agreement period, a Fund continues to receive interest and principal payments on the securities sold. A Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

          Reverse repurchase agreements involve the risk that the market value of securities to be purchased by a Fund may decline below the price at which the Fund is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. At the time a Fund enters into a reverse repurchase agreement, it will segregate liquid assets having a dollar value equal to the repurchase price, and will continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements are considered borrowings by a Fund under the 1940 Act.


          DOLLAR ROLLS. Each Fund (including certain of the Underlying Funds in which the Asset Allocation Funds invest) may engage in dollar rolls. A dollar roll is a type of repurchase transaction that involves the sale by a Fund of a mortgage-backed security to a financial institution such as a bank or broker-dealer, with an agreement that the Fund will repurchase a substantially similar (i.e., same type, coupon and maturity) security at an agreed upon price and date. The mortgage securities that are purchased will bear the same interest rate as those sold, but will generally be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold but is compensated for the difference between the current sales price and the forward price for the future purchase. In addition, cash proceeds of the sale may be invested in short-term instruments and the income from these investments, together with any additional fee income received on the sale, would generate income for a Fund. A Fund typically enters into a dollar roll transaction to enhance the Fund's return either on an income or total return basis or to manage pre-payment risk.



          Dollar roll transactions involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, a Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Dollar rolls are considered borrowings by a Fund under the 1940 Act.



          ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in securities that are illiquid, including repurchase agreements with, in the absence of certain demand features, remaining maturities in excess of seven (7) days. Illiquid securities are securities that cannot be disposed of within seven days in the normal course of business at the price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act").



          Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A under the 1933 Act, and thus may or may not constitute illiquid securities. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.



          RULE 144A SECURITIES. Each Fund (including certain of the Underlying Funds in which the Asset Allocation Funds invest) may invest in Rule 144A securities. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. Invesco Aim and/or the Sub-Advisors, under the supervision of the Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' restriction on investment in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination Invesco Aim and/or the Sub-Advisors will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, Invesco Aim and/or the Sub-Advisors could consider the (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers; (iii) dealer undertakings to make a market; and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Invesco Aim and/or the Sub-Advisors will also monitor the liquidity of Rule 144A securities and, if as a result of changed conditions, Invesco Aim and/or the Sub-Advisors determine that a Rule 144A security is no longer liquid, Invesco Aim and/or the Sub-Advisors will review a Fund's holdings of illiquid securities to determine what, if any, action is required to assure that such Fund complies with its restriction on investment in illiquid securities. Investing in Rule 144A securities could increase the amount of each Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.


          UNSEASONED ISSUERS. Each Fund other than AIM Mid Cap Core Equity Fund and AIM Small Cap Growth Fund may invest in the securities of unseasoned issuers. Investments in the equity securities of companies having less than three years' continuous operations (including operations of any predecessor) involve more risk than investments in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

Derivatives


          SWAP AGREEMENTS. Each Fund (including the Underlying Funds in which the Asset Allocation Funds invest) may enter into swap agreements. Swap agreements are two-party contracts wherein the two parties agree to make an exchange as described below.



          Commonly used swap agreements include:



          Credit Default Swaps ("CDS"): The Underlying Funds, in which each Asset Allocation Fund other than AIM International Allocation Fund invests, may enter into CDS. An agreement between two parties where one party agrees to make one or more payments to the other, while the other party assumes the risk of certain defaults on a referenced debt obligation, generally a failure to pay or bankruptcy of the issuer. CDS may be direct ("unfunded swaps") or indirect in the form of a structured note ("funded swaps").



          A Fund may buy a CDS ("buy credit protection"); in this transaction the Fund pays a stream of payments based on a fixed interest rate (the "premium") over the life of the swap in exchange for a counterparty (the "seller") taking on the risk of default of a referenced debt obligation (the "Reference

Obligation"). If a credit event occurs for the Reference Obligation the Fund would cease to make premium payments and it would deliver defaulted bonds to the seller; in return, the seller would pay the full par value, of the Reference Obligation to the Fund. Alternatively, the two counterparties may agree to cash settlement in which the seller delivers to the Fund (buyer) the difference between the market value and the notional value of the Reference Obligation. If no event of default occurs, the Fund pays the fixed premium to the seller, and no other exchange occurs.



          Alternatively, a Fund may sell a CDS ("sell protection"); in this transaction the Fund will receive premium payments from the buyer in exchange for taking the credit risk of the Reference Obligation. If an event of default occurs the buyer would cease to make premium payments to the Fund and the Fund would pay the buyer the par value of the Reference Obligation; in return, the buyer would deliver the Reference Obligation to the Fund. Alternatively, if cash settlement is elected, the Fund would pay the buyer the notional value less the market value of the Reference Obligation. If no event of default occurs, the Fund receives the premium payments over the life of the agreement.



          CDS transactions are typically individually negotiated and structured. CDS transactions may be entered into for investment or hedging purposes. A Fund may enter into CDS to create direct or synthetic long or short exposure to domestic or foreign corporate debt securities or sovereign debt securities.



          Interest Rate Swap: An agreement between two parties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified principal or notional amount. In other words, Party A agrees to pay Party B a fixed interest rate and in return Party B will pay Party A a variable interest rate. The amount that each party pays is calculated by multiplying the fixed or variable rate by the par amount.



          Currency Swap: An agreement between two parties pursuant to which the parties exchange a U.S. dollar-denominated payment for a payment denominated in a different currency.



          Credit Default Index Swap ("CDX"). A CDX is a credit derivative used to hedge credit risk or to take a position on a basket of credit entities. A CDX is a completely standardized credit security and is therefore highly liquid and typically trades at a very small bid-offer spread. This means that it may be cheaper to hedge a portfolio of credit default swaps or bonds with a CDX than it is to buy many CDS to achieve a similar effect. A new series of CDX is issued every six months by Markit and IIC. Prior to the announcement of each series, a group of investment banks is polled to determine the credit entities that will form the constituents of the new issue. On the day of issue, a fixed coupon is decided for the CDX based on the credit spread of the entities within the CDX. Once this has been determined, the CDX constituents and the fixed coupon are published, and the CDX can be actively traded.



          Total Return Swap: A swap agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains. The underlying asset that is used is usually an equities index, loan or a basket of assets.



          Common risks associated with swap agreements:



          Liquidity Risk: The risk that a particular swap is difficult to sell or liquidate. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.



          Pricing Risk: The risk that a particular swap becomes extraordinarily expensive (or cheap) relative to historical prices or the prices of corresponding underlying instruments.



          Interest Rate and Currency Swap Risk: Interest rate and currency swaps could result in losses if interest rate or currency changes are not correctly anticipated by the Fund.

          Basis Risk: The risk that offsetting investments in a hedging strategy will not experience price changes in entirely opposite directions from each other. This imperfect correlation between the two investments causes the potential for excess gains or losses in a hedging strategy.



          Tax Risks: For a discussion of the tax considerations relating to swap agreements, see "Dividends, Distributions and Tax Matters - Swap Agreements."



          Counterparty Risk: Swaps are generally governed by a single master agreement for each counterparty. Counterparty Risk refers to the risk that the counterparty under the swap agreement will not live up to its obligations. A swap agreement may not contemplate delivery of collateral to support a counterparty's contractual obligation; therefore, a Fund might need to rely on contractual remedies to satisfy the counterparty's obligation. As with any contractual remedy, there is no guarantee that a Fund would be successful in pursuing such remedies, particularly in the event of the counterparty's bankruptcy. The swap agreement may allow for netting of the counterparties' obligations on specific transactions in which case a Fund's obligation or right will be the net amount owed to or by the counterparty. Although this will not guarantee that the counterparty does not default, the Fund will not enter into a swap transaction with any counterparty that Invesco Aim and/or the Sub-Advisors believe does not have the financial resources to honor its obligations under the transaction. Further, Invesco Aim monitors the financial stability of swap counterparties in an effort to protect the Fund's investments. Where the obligations of the counterparty are guaranteed, Invesco Aim monitors the financial stability of the guarantor instead of the counterparty. A Fund's current obligations under a swap agreement are to be accrued daily (on a net basis), and the Fund maintains cash or liquid assets in an amount equal to amounts owed to a swap counterparty (some of these assets may be segregated to secure the swap counterparty).



          A Fund will not enter into a transaction with any single counterparty if the net amount owed or to be received under existing transactions under the swap agreements with that counterparty would exceed 5% of the Fund's net assets determined on the date the transaction is entered into.



          BUNDLED SECURITIES. In lieu of investing directly in securities appropriate for the Underlying Funds in which AIM Income Allocation Fund invests, these Underlying Funds may from time to time invest in Targeted Return Index Securities Trusts ("TRAINS") or similar instruments representing a fractional undivided interest in an underlying pool of securities often referred to as "Bundled Securities". Bundled Securities are typically represented by certificates and the Funds will be permitted at any time to exchange such certificates for the underlying securities evidenced by such certificates and thus the certificates are generally subject to the same risks as the underlying securities held in the trust. The Funds will examine the characteristics of the underlying securities for compliance with investment criteria but will determine liquidity with reference to the certificates themselves. TRAINS and other trust certificates are generally not registered under the 1933 Act or the 1940 Act and therefore must be held by qualified purchasers and resold to qualified institutional buyers pursuant to Rule 144A under the 1933 Act. Investments in certain TRAINS or other trust certificates may have the effect of increasing the level of Fund illiquidity to the extent a Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.



          PUT AND CALL OPTIONS. Each Fund (including the Underlying Funds in which the Asset Allocation Funds invest) may engage in certain strategies involving options to attempt to manage the risk of their investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities). Option transactions present the possibility of large amounts of exposure, which may result in a Fund's net asset value being more sensitive to changes in the value of the related investment.



          Call Options: A call option gives the purchaser the right to buy the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be, at the time of exercise. If the purchaser exercises the call option, the writer of a call option is obligated to sell to and deliver the underlying security, contract or foreign currency to the purchaser of the call option.

          Put Options: A put option gives the purchaser the right to sell the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration date of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be, at the time of exercise. If the purchaser exercises the put option, the writer of a put option is obligated to buy the underlying security, contract or foreign currency. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Until an option expires or is offset, the option is said to be "open." When an option expires or is offset, the option is said to be "closed."



          Listed Options and Over-The-Counter Options. Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller are guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Because purchased OTC options in certain cases may be difficult to dispose of in a timely manner, the Fund may be required to treat some or all of these options (i.e., the market value) as illiquid securities. Although a Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, a Fund might be unable to close out an OTC option position at any time prior to its expiration.



          Index Options. Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference.



          The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.



          CDS Option. A Fund may additionally enter into CDS option transactions which grant the holder the right, but not the obligation, to enter into a CDS at a specified future date and under specified terms in exchange for a purchase price or premium. The writer of the option bears the risk of any unfavorable move in the value of the CDS relative to the market value on the exercise date, while the purchaser may allow the option to expire unexercised.



          Writing Options. A Fund may write put and call options in an attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying security, contract, or foreign currency alone. A Fund may only write a call option on a security if it owns an equal amount of such securities or securities convertible into, or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities subject to the call option. In return for the premium received for writing a call option, the Fund foregoes the opportunity for profit from a price increase in the underlying security, contract, or foreign currency above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security, contract, or foreign currency decline.



          A Fund may write a put option without owning the underlying security if it covers the option as described in the section "Cover." A Fund may only write a put option on a security as part of an investment strategy and not for speculative purposes. In return for the premium received for writing a put option, the Fund assumes the risk that the price of the underlying security, contract, or foreign currency will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss.



          If an option that a Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency during the option period. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset by the premium received. A Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the price it is willing to pay for the underlying security, contract or currency. The obligation imposed upon the writer of an option is terminated upon the expiration of the option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option (put or call as the case may be) identical to that previously sold.



          Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security, contract or currency from being called or to permit the sale of the underlying security, contract or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security, contract or currency with either a different exercise price or expiration date, or both.



          Pursuant to federal securities rules and regulations, if a Fund writes options it may be required to set aside assets to reduce the risks associated with writing those options. This process is described in more detail below in the section "Cover."



          A Fund will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund's total assets. A Fund will not purchase options if, at the time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund's total assets.



          Purchasing Options. A Fund may purchase a call option for the purpose of acquiring the underlying security, contract or currency for its portfolio. The Fund is not required to own the underlying security in order to purchase a call option, and may only cover the transaction with cash, liquid assets and/or short-term debt securities. Utilized in this fashion, the purchase of call options would enable a Fund to acquire the security, contract or currency at the exercise price of the call option plus the premium paid. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected increase in the market price of the underlying security, contract or currency. If the market price does not exceed the exercise price, the Fund could purchase the security on the open market and could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Each of the Funds may also purchase call options on underlying securities, contracts or currencies against which it has written other call options. For example, where a Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise strike and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."

          A Fund may only purchase a put option on an underlying security, contract or currency ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security, contract or currency. Such hedge protection is provided only during the life of the put option. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, contract or currency is delivered upon the exercise of the put option. Conversely, if the underlying security, contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost. A Fund may also purchase put options on underlying securities, contracts or currencies against which it has written other put options. For example, where a Fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as "put spreads." Likewise, a Fund may write call options on underlying securities, contracts or currencies against which it has purchased protective put options. This strategy is commonly referred to as a "collar."



          Straddles. Each Fund, for hedging purposes, may write straddles (combinations of put and call options on the same underlying security) to adjust the risk and return characteristics of the Funds' overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.



          General Information Regarding Options: The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the price volatility of the underlying investment and general market and interest rate conditions. Options that expire unexercised have no value.



          A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option, which is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option, which is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.



          WARRANTS. Each Fund (including the Underlying Funds in which the Asset Allocation Funds invest) may purchase warrants. A warrant is a security that gives the holder the right to purchase securities from the issuer at a specific price within a certain time frame and are similar to call options. The main difference between warrants and call options is that warrants are issued by the company that will issue the underlying security, whereas options are not issued by the company. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock are often employed to finance young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.



          FUTURES CONTRACTS. Each Fund (including the Underlying Funds in which the Asset Allocation Funds invest) may purchase Futures Contracts. A Futures Contract is a two-party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place (collectively, "Futures Contracts").

          Common examples of Futures Contracts that a Fund may engage in include, but are not limited to:



          Index Futures: A stock index Futures Contract is an exchange-traded contract that provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contracts and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made.



          Interest Rate Futures: An interest-rate futures contract is an exchange-traded contact in which the specified underlying security is either an interest-bearing fixed income security or an inter-bank deposit. Two examples of common interest rate futures contracts are U.S. Treasury futures and Eurodollar futures contracts. The specified security for U.S. Treasury futures is a U.S. Treasury security. The specified security for Eurodollar futures is the London Interbank Offered Rate ("Libor") which is a daily reference rate based on the interest rates at which banks offer to lend unsecured funds to other banks in the London wholesale money market.



          Security Futures: A security futures contract is an exchange-traded contract to purchase or sell in the future a specified quantity of a security, other than a Treasury security, or a narrow-based securities index at a certain price. Presently, the only available security futures contracts use shares of a single equity security as the specified security.



          Currency Futures: A currency futures contract is an exchange-traded contract to buy or sell a particular currency at a specified price at some time in the future (commonly three months or more). Currency futures contracts are highly volatile, with a relatively small price movement potentially resulting in substantial gains or losses to the Fund. Additionally, the Fund may lose money on currency futures if changes in the currency rates do not occur as anticipated.



          The Funds will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC"). Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls. For a further discussion of the risks associated with investments in foreign securities, see "Foreign Investments" above. It should be noted that the Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under the act with respect to the Funds.



          Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times when a Futures Contract is outstanding. "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a Fund in order to initiate Futures Contracts trading and maintain its open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered ("initial margin") is intended to ensure the Fund's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.



          Subsequent payments, called "variation margin," received from or paid to the futures commission merchant through which a Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency, index or futures price fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.



          Closing out an open Futures Contract is effected by entering into an offsetting Futures Contract for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Futures Contract.



          In addition, if a Fund were unable to liquidate a Futures Contract or an option on a Futures Contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Futures Contract or option or to maintain cash or securities in a segregated account.



          OPTIONS ON FUTURES CONTRACTS. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures Contract position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures Contract margin account. The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.



          Pursuant to federal securities laws and regulations, the Fund's use of Futures Contracts and options on Futures Contracts may require the Fund to set aside assets to reduce the risks associated with using Futures Contracts and options on Futures Contracts. This process is described in more detail below in the section "Cover."



          LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS AND ON CERTAIN OPTIONS ON CURRENCIES.



          A Fund (including the Underlying Funds in which Asset Allocation Funds may invest other than AIM International Total Return Fund) will enter into Futures Contracts for hedging purposes only; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.



          FORWARD CURRENCY CONTRACTS. Each Fund (including the Underlying Funds in which the Asset Allocation Funds invest) may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A forward currency contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency for payment in another currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract and at a price as agreed upon by the parties at the time the contract is entered. A Fund will either accept or make delivery of the currency at the maturity of the forward currency contract. A Fund may also, if its counterparty agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward currency contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.



          A Fund may enter into forward currency contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When a Fund purchases a security denominated in a foreign currency for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. A Fund may enter into a forward currency contract with respect to the specific purchase or sale of a security denominated in a foreign currency thereby "locking in" an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as "transaction hedging." Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency.

          The cost to a Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while forward currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.



          Pursuant to federal securities rules and regulations, a Fund's use of forward currency contracts may require that Fund to set aside assets to reduce the risks associated with using forward currency contracts. This process is described in more detail below in the section "Cover."



          COVER. Certain transactions including, but not limited to, credit default swaps, forward currency contracts, futures contracts and options (other than options purchased by a Fund) expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless, in addition to complying with all the restrictions noted in the disclosure above, it owns either (1) an offsetting position in securities, currencies, or other options, forward currency contracts, or futures contracts or (2) cash, liquid assets and/or short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid assets. To the extent that a credit default swap, futures contract, forward currency contract or option is deemed to be illiquid, the assets used to cover a Fund's obligation will also be treated as illiquid for purposes of determining the Fund's maximum allowable investment in illiquid securities.



          To the extent that a purchased option is deemed illiquid, a Fund will treat the market value of the purchased option (i.e., the amount at risk to the Fund) as illiquid, but will not treat the assets used as cover on such transactions as illiquid.



          Assets used as cover cannot be sold while the position in the corresponding position is open unless they are replaced with other appropriate assets. If a large portion of a Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.



          GENERAL RISKS OF HEDGING STRATEGIES. The use by the Funds of hedging strategies involves special considerations and risks, as described below.



          (1) Successful use of hedging transactions depends upon Invesco Aim's and the Sub-Advisors' ability to correctly predict the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While Invesco Aim and the Sub-Advisors are experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.



          (2) In a hedging transaction, there might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged. For example, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.



          (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

          (4) There is no assurance that a Fund will use hedging transactions. For example, if a Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.



FUND POLICIES


          FUNDAMENTAL RESTRICTIONS. Each Fund is subject to the following investment restrictions, which may be changed only by a vote of such Fund's outstanding shares. Fundamental restrictions may be changed only by a vote of the lesser of (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.

          (1) The Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

          (2) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

          (3) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

          (4) AIM Basic Value Fund, AIM Global Equity Fund, AIM Mid Cap Core Equity Fund and AIM Small Cap Growth Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

          Each of the Asset Allocation Funds will make investments that will result in the concentration (a that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of investment companies. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

          (5) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

          (6) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

          (7) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

          (8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

          The investment restrictions set forth above provide each of the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though each of the Funds has this flexibility, the Board has adopted non-fundamental restrictions for each of the Funds relating to certain of these restrictions which Invesco Aim and, when applicable, the Sub-Advisors, must follow in managing the Funds. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board.

          NON-FUNDAMENTAL RESTRICTIONS. The following non-fundamental investment restrictions apply to each of the Funds. They may be changed for any Fund without approval of that Fund's voting securities.

          (1) In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities and securities issued by other investment companies), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may purchase securities of other investment companies as permitted by the 1940 Act Laws, Interpretations and Exemptions.

          (2) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers or an AIM Fund. The Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets or when any borrowings from an AIM Fund are outstanding.

          (3) In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

          (4) In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33 1/3% of its total assets and may lend money to an AIM Fund, on such terms and conditions as the SEC may require in an exemptive order.

          (5) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

          (6) Notwithstanding the fundamental restriction with regard to engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities, the Fund currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

          (7) AIM Basic Value Fund, AIM Global Equity Fund, AIM Mid Cap Core Equity Fund and AIM Small Cap Growth Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.


          The Funds do not consider currencies or other financial commodities or contracts and financial instruments to be physical commodities (which include, for example, oil, precious metals and grains). Accordingly, as is the case with the other AIM Funds that currently have the proposed restriction regarding purchasing and selling physical commodities, the Funds will interpret the restriction and the related non-fundamental restriction to permit the Funds, subject to each Fund's investment objectives and general investment policies (as stated in the Funds' prospectuses and herein), to invest directly in foreign currencies and other financial commodities and to purchase, sell or enter into commodity futures contracts and options thereon, foreign currency forward contracts, foreign currency options, currency-, commodity- and financial instrument-related swap agreements, hybrid instruments, interest rate or securities-related or foreign currency-related hedging instruments or other currency-, commodity- or financial instrument-related derivatives, subject to compliance with any applicable provisions of the federal securities or commodities laws. The Funds also will interpret their fundamental restriction regarding purchasing and selling physical commodities and their related non-fundamental restriction to permit the Funds to invest in exchange-traded funds that invest in physical and/or financial commodities, subject to the limits described in the Funds' prospectuses and herein.


          ADDITIONAL NON-FUNDAMENTAL POLICIES. As non-fundamental policies:

          (1) AIM Mid Cap Core Equity Fund normally invests at least 80% of its assets in equity securities, including convertible securities, of mid-capitalization companies. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

          (2) AIM Small Cap Growth Fund normally invests at least 80% of its assets in securities of small-capitalization companies. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

          (3) AIM Global Equity Fund normally invests at least 80% of its assets in equity securities. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

TEMPORARY DEFENSIVE POSITIONS


          In anticipation of or in response to adverse market or other conditions, or during atypical circumstances such as unusually large cash inflows or redemptions, the Funds may temporarily hold all or a portion of their assets in cash, cash equivalents or U.S. Government securities. Each of the Funds other than the Asset Allocation Funds may also invest in high-quality debt instruments and may invest up to 25% of its total assets in Affiliated Money Market Funds for these purposes.


PORTFOLIO TURNOVER

          For the fiscal years ended December 31, 2007 and 2006, the portfolio turnover rates for each Fund are presented in the table below. Unless otherwise indicated, variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions and/or changes in Invesco Aim's investment outlook.


                TURNOVER RATES                   2007   2006
                --------------                   ----   ----
AIM Basic Value Fund                              23%    14%
AIM Conservative Allocation Fund                  22     34
AIM Global Equity Fund                           160    166
AIM Growth Allocation Fund                         5     24
AIM Income Allocation Fund                        10     21
AIM International Allocation Fund                  2      2
AIM Mid Cap Core Equity Fund                      49     51
AIM Moderate Allocation Fund                       6     21
AIM Moderate Growth Allocation Fund                2     21
AIM Moderately Conservative Allocation Fund(1)     8     29
AIM Small Cap Growth Fund                          9     49


----------
(1) The increase in the portfolio turnover rate during the fiscal year ended December 31, 2006 is due to the rebalancing of the underlying funds during this period.

POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND HOLDINGS

          The Board has adopted policies and procedures with respect to the disclosure of the Funds' portfolio holdings (the "Holdings Disclosure Policy"). Invesco Aim and the Board may amend the Holdings Disclosure Policy at any time without prior notice. Details of the Holdings Disclosure Policy and a description of the basis on which employees of Invesco Aim and its affiliates may release information about portfolio securities in certain contexts are provided below.

          PUBLIC RELEASE OF PORTFOLIO HOLDINGS. The Funds disclose the following portfolio holdings information on http://www.invescoaim.com(1):

           INFORMATION             APPROXIMATE DATE OF WEBSITE POSTING   INFORMATION REMAINS POSTED ON WEBSITE
           -----------             -----------------------------------   -------------------------------------
Top ten holdings as of month-end   15 days after month-end               Until replaced with the following
                                                                         month's top ten holdings

Select holdings included in the    29 days after calendar quarter-end    Until replaced with the following
Fund's Quarterly Performance                                             quarter's Quarterly Performance
Update                                                                   Update

Complete portfolio holdings as     30 days after calendar quarter-end    For one year
of calendar quarter-end

Complete portfolio holdings as     60-70 days after fiscal quarter-end   For one year
of fiscal quarter-end

          These holdings are listed along with the percentage of the Fund's net assets they represent. Generally, employees of Invesco Aim and its affiliates may not disclose such portfolio holdings until one day after they have been posted on http://www.invescoaim.com. You may also obtain the publicly available portfolio holdings information described above by contacting us at 1-800-959-4246.

          SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS PURSUANT TO NON-DISCLOSURE AGREEMENT. Employees of Invesco Aim and its affiliates may disclose non-public full portfolio holdings on a selective

-------------
(1) To locate the Fund's portfolio holdings information on http://www.invescoaim.com, click on the Products and Performance tab, then click on the Mutual Funds link, then click on the fund Overview link and select the Fund from the drop down menu. Links to the Fund's portfolio holdings are located in the upper right side of this website page.

basis only if the Internal Compliance Controls Committee (the "ICCC") of Invesco Aim Management approves the parties to whom disclosure of non-public full portfolio holdings will be made. The ICCC must determine that the proposed selective disclosure will be made for legitimate business purposes of the applicable Fund and address any perceived conflicts of interest between shareholders of such Fund and Invesco Aim or its affiliates as part of granting its approval.


          The Board exercises continuing oversight of the disclosure of Fund portfolio holdings by (1) overseeing the implementation and enforcement of the Holdings Disclosure Policy and the AIM Funds Code of Ethics by the Chief Compliance Officer (or his designee) of Invesco Aim and the AIM Funds and (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended) that may arise in connection with the Holdings Disclosure Policy. Pursuant to the Holdings Disclosure Policy, the Board reviews the types of situations in which Invesco Aim provides selective disclosure and approves situations involving perceived conflicts of interest between shareholders of the applicable Fund and Invesco Aim or its affiliates brought to the Board's attention by Invesco Aim.

          Invesco Aim discloses non-public full portfolio holdings information to the following persons in connection with the day-to-day operations and management of the AIM Funds:

          -    Attorneys and accountants;

          -    Securities lending agents;

          -    Lenders to the AIM Funds;

          -    Rating and rankings agencies;

          -    Persons assisting in the voting of proxies;

          -    AIM Funds' custodians;

          - The AIM Funds' transfer agent(s) (in the event of a redemption in kind);

          - Pricing services, market makers, or other persons who provide systems or software support in connection with AIM Funds' operations (to determine the price of securities held by an AIM
               Fund);

          -    Financial printers;

          - Brokers identified by the AIM Funds' portfolio management team who provide execution and research services to the team; and

          - Analysts hired to perform research and analysis to the AIM Funds' portfolio management team.

          In many cases, Invesco Aim will disclose current portfolio holdings on a daily basis to these persons. In these situations, Invesco Aim has entered into non-disclosure agreements which provide that the recipient of the portfolio holdings will maintain the confidentiality of such portfolio holdings and will not trade on such information ("Non-disclosure Agreements"). Please refer to Appendix B for a list of examples of persons to whom Invesco Aim provides non-public portfolio holdings on an ongoing basis.

          Invesco Aim will also disclose non-public portfolio holdings information if such disclosure is required by applicable laws, rules or regulations, or by regulatory authorities having jurisdiction over Invesco Aim and its affiliates or the Funds.

          The Holdings Disclosure Policy provides that Invesco Aim will not request, receive or accept any compensation (including compensation in the form of the maintenance of assets in any Fund or other mutual fund or account managed by Invesco Aim or one of its affiliates) for the selective disclosure of portfolio holdings information.


          DISCLOSURE OF CERTAIN PORTFOLIO HOLDINGS AND RELATED INFORMATION WITHOUT NON-DISCLOSURE AGREEMENT. Invesco Aim and its affiliates that provide services to the Funds, the Sub-Advisors and each of their employees may receive or have access to portfolio holdings as part of the day to day operations of the Funds.

          From time to time, employees of Invesco Aim and its affiliates may express their views orally or in writing on one or more of the Funds' portfolio securities or may state that a Fund has recently purchased or sold, or continues to own, one or more securities. The securities subject to these views and statements may be ones that were purchased or sold since a Fund's most recent quarter-end and therefore may not be reflected on the list of the Fund's most recent quarter-end portfolio holdings disclosed on the website. Such views and statements may be made to various persons, including members of the press, brokers and other financial intermediaries that sell shares of the Funds, shareholders in the applicable Fund, persons considering investing in the applicable Fund or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and other entities for which Invesco Aim or its affiliates provides or may provide investment advisory services. The nature and content of the views and statements provided to each of these persons may differ.

          From time to time, employees of Invesco Aim and its affiliates also may provide oral or written information ("portfolio commentary") about a Fund, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, investment styles and capitalization sizes, and among stocks, bonds, currencies and cash, security types, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. Invesco Aim may also provide oral or written information ("statistical information") about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, alpha, beta, R-squared, coefficient of determination, duration, maturity, information ratio, sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics. This portfolio commentary and statistical information about a Fund may be based on the Fund's portfolio as of the most recent quarter-end or the end of some other interim period, such as month-end. The portfolio commentary and statistical information may be provided to various persons, including those described in the preceding paragraph. The nature and content of the information provided to each of these persons may differ.

          DISCLOSURE OF PORTFOLIO HOLDINGS BY TRADERS. Additionally, employees of Invesco Aim and its affiliates may disclose one or more of the portfolio securities of a Fund when purchasing and selling securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities, or in connection with litigation involving the Funds' portfolio securities. Invesco Aim does not enter into formal Non-disclosure Agreements in connection with these situations; however, the Funds would not continue to conduct business with a person who Invesco Aim believed was misusing the disclosed information.

          DISCLOSURE OF PORTFOLIO HOLDINGS OF OTHER INVESCO AIM-MANAGED PRODUCTS. Invesco Aim and its affiliates manage products sponsored by companies other than Invesco Aim, including investment companies, offshore funds, and separate accounts. In many cases, these other products are managed in a similar fashion to certain AIM Funds (as defined herein) and thus have similar portfolio holdings. The sponsors of these other products managed by Invesco Aim and its affiliates may disclose the portfolio holdings of their products at different times than Invesco Aim discloses portfolio holdings for the AIM Funds.

          Invesco Aim provides portfolio holdings information for portfolios of AIM Variable Insurance Funds (the "Insurance Funds") to insurance companies whose variable annuity and variable life insurance accounts invest in the Insurance Funds ("Insurance Companies"). Invesco Aim may disclose portfolio holdings information for the Insurance Funds to Insurance Companies with which Invesco Aim has entered into Non-disclosure Agreements up to five days prior to the scheduled dates for Invesco Aim's disclosure of similar portfolio holdings information for other AIM Funds on http://www.invescoaim.com. Invesco Aim provides portfolio holdings information for the Insurance Funds to such Insurance Companies to allow them to disclose this information on their websites at approximately the same time that Invesco Aim discloses portfolio holdings information for the other AIM Funds on its website. Invesco

Aim manages the Insurance Funds in a similar fashion to certain other AIM Funds and thus the Insurance Funds and such other AIM Funds have similar portfolio holdings. Invesco Aim does not disclose the portfolio holdings information for the Insurance Funds on its website, and not all Insurance Companies disclose this information on their websites.

                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

          The business and affairs of the Trust are managed by or under the direction of the Board. The Board approves all significant agreements between the Trust, on behalf of one or more of the Funds, and persons or companies furnishing services to the Funds. The day-to-day operations of each Fund are delegated to the officers of the Trust and to Invesco Aim, subject always to the objective(s), restrictions and policies of the applicable Fund and to general oversight by the Board.

Certain trustees and officers of the Trust are affiliated with Invesco Aim and Invesco Aim Management, the parent corporation of Invesco Aim. All of the Trust's executive officers hold similar offices with some or all of the other AIM Funds.

MANAGEMENT INFORMATION

          The trustees and officers of the Trust, their principal occupations during at least the last five years and certain other information concerning them are set forth in Appendix C.

          The standing committees of the Board are the Audit Committee, the Compliance Committee, the Governance Committee, the Investments Committee, the Valuation, Distribution and Proxy Oversight Committee and the Special Market Timing Litigation Committee (the "Committees).


          The members of the Audit Committee are Messrs. James T. Bunch (Vice Chair), Bruce L. Crockett, Lewis F. Pennock, Raymond Stickel, Jr. (Chair) and Dr. Larry Soll. The Audit Committee's primary purposes are to: (i) oversee qualifications and performance of the independent registered public accountants,
(ii) appoint independent registered public accountants for the Funds; (iii) pre-approve all permissible audit and non-audit services that are provided to Funds by their independent registered public accountants to the extent required by Section 10A(h) and (i) of the Exchange Act; (iv) pre-approve, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Funds' independent registered public accountants to the Funds' investment adviser and certain other affiliated entities; (v) review the audit and tax plans prepared by the independent registered public accountants; (vi) review the Funds' audited financial statements; (vii) review the process that management uses to evaluate and certify disclosure controls and procedures in Form N-CSR;
(viii) review the process for preparation and review of the Funds' shareholder reports; (ix) review certain tax procedures maintained by the Funds; (x) review modified or omitted officer certifications and disclosures; (xi) review any internal audits of the Funds; (xii) establish procedures regarding questionable accounting or auditing matters and other alleged violations; (xiii) set hiring policies for employees and proposed employees of the Funds who are employees or former employees of the independent registered public accountants; and (xiv) remain informed of (a) the Funds' accounting systems and controls, (b) regulatory changes and new accounting pronouncements that affect the Funds' net asset value calculations and financial statement reporting requirements, and (c) communications with regulators regarding accounting and financial reporting matters that pertain to the Funds. During the fiscal year ended December 31, 2007, the Audit Committee held six meetings.


          The members of the Compliance Committee are Messrs. Frank S. Bayley, Crockett (Chair), Albert R. Dowden (Vice Chair) and Mr. Stickel. The Compliance Committee is responsible for: (i) recommending to the Board and the independent trustees the appointment, compensation and removal of the Funds' Chief Compliance Officer; (ii) recommending to the independent trustees the appointment, compensation and removal of the Funds' Senior Officer appointed pursuant to the terms of the

Assurances of Discontinuance entered into by the New York Attorney General, Invesco Aim and INVESCO Funds Group, Inc. ("IFG"); (iii) recommending to the independent trustees the appointment and removal of Invesco Aim's independent Compliance Consultant (the "Compliance Consultant") and reviewing the report prepared by the Compliance Consultant upon its compliance review of Invesco Aim (the "Report") and any objections made by Invesco Aim with respect to the Report; (iv) reviewing any report prepared by a third party who is not an interested person of Invesco Aim, upon the conclusion by such third party of a compliance review of Invesco Aim; (v) reviewing all reports on compliance matters from the Funds' Chief Compliance Officer, (vi) reviewing all recommendations made by the Senior Officer regarding Invesco Aim's compliance procedures, (vii) reviewing all reports from the Senior Officer of any violations of state and federal securities laws, the Colorado Consumer Protection Act, or breaches of Invesco Aim's fiduciary duties to Fund shareholders and of Invesco Aim's Code of Ethics; (viii) overseeing all of the compliance policies and procedures of the Funds and their service providers adopted pursuant to Rule 38a-1 of the 1940 Act; (ix) from time to time, reviewing certain matters related to redemption fee waivers and recommending to the Board whether or not to approve such matters; (x) receiving and reviewing quarterly reports on the activities of Invesco Aim's Internal Compliance Controls Committee; (xi) reviewing all reports made by Invesco Aim's Chief Compliance Officer; (xii) reviewing and recommending to the independent trustees whether to approve procedures to investigate matters brought to the attention of Invesco Aim's ombudsman; (xiii) risk management oversight with respect to the Funds and, in connection therewith, receiving and overseeing risk management reports from Invesco Ltd. ("Invesco") that are applicable to the Funds or their service providers; and (xiv) overseeing potential conflicts of interest that are reported to the Compliance Committee by Invesco Aim, the Chief Compliance Officer, the Senior Officer and/or the Compliance Consultant. During the fiscal year ended December 31, 2007, the Compliance Committee held seven meetings.

          The members of the Governance Committee are Messrs. Bob R. Baker, Bayley, Dowden (Chair), Jack M. Fields (Vice Chair), Carl Frischling and Dr. Prema Mathai-Davis. The Governance Committee is responsible for: (i) nominating persons who will qualify as independent trustees for (a) election as trustees in connection with meetings of shareholders of the Funds that are called to vote on the election of trustees, (b) appointment by the Board as trustees in connection with filling vacancies that arise in between meetings of shareholders; (ii) reviewing the size of the Board, and recommending to the Board whether the size of the Board shall be increased or decreased; (iii) nominating the Chair of the Board; (iv) monitoring the composition of the Board and each committee of the Board, and monitoring the qualifications of all trustees; (v) recommending persons to serve as members of each committee of the Board (other than the Compliance Committee), as well as persons who shall serve as the chair and vice chair of each such committee; (vi) reviewing and recommending the amount of compensation payable to the independent trustees; (vii) overseeing the selection of independent legal counsel to the independent trustees; (viii) reviewing and approving the compensation paid to independent legal counsel to the independent trustees; (ix) reviewing and approving the compensation paid to counsel and other advisers, if any, to the Committees of the Board; and (x) reviewing as they deem appropriate administrative and/or logistical matters pertaining to the operations of the Board.

          The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. During the fiscal year ended December 31, 2007, the Governance Committee held eight meetings.

          Notice procedures set forth in the Trust's bylaws require that any shareholder of a fund desiring to nominate a trustee for election at a shareholder meeting must submit to the Trust's Secretary the nomination in writing not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting.

          The members of the Investments Committee are Messrs. Baker (Vice Chair), Bayley (Chair), Bunch, Crockett, Dowden, Fields, Martin L. Flanagan, Carl Frischling, Pennock, Stickel, Philip A. Taylor and Drs. Mathai-Davis (Vice Chair) and Soll (Vice Chair). The Investments Committee's primary purposes are to: (i) assist the Board in its oversight of the investment management services provided by Invesco Aim and the Sub-Advisors; and (ii) review all proposed and existing advisory, sub-advisory and distribution arrangements for the Funds, and to recommend what action the Boards and the independent trustees take regarding the approval of all such proposed arrangements and the continuance of all such existing arrangements. During the fiscal year ended December 31, 2007, the Investments Committee held six meetings.


          The Investments Committee has established three Sub-Committees. The Sub-Committees are responsible for: (i) reviewing the performance, fees and expenses of the Funds that have been assigned to a particular Sub-Committee (for each Sub-Committee, the "Designated Funds"), unless the Investments Committee takes such action directly; (ii) reviewing with the applicable portfolio managers from time to time the investment objective(s), policies, strategies and limitations of the Designated Funds; (iii) evaluating the investment advisory, sub-advisory and distribution arrangements in effect or proposed for the Designated Funds, unless the Investments Committee takes such action directly;
(iv) being familiar with the registration statements and periodic shareholder reports applicable to their Designated Funds; and (v) such other investment-related matters as the Investments Committee may delegate to the Sub-Committee from time to time.

          The members of the Valuation, Distribution and Proxy Oversight Committee are Messrs. Baker, Bunch, Fields, Frischling (Chair), Pennock (Vice Chair), Taylor and Drs. Mathai-Davis and Soll. The primary purposes of the Valuation, Distribution and Proxy Oversight Committee are: (a) to address issues requiring action or oversight by the Board of the AIM Funds (i) in the valuation of the AIM Funds' portfolio securities consistent with the Pricing Procedures,
(ii) in oversight of the creation and maintenance by the principal underwriters of the AIM Funds of an effective distribution and marketing system to build and maintain an adequate asset base and to create and maintain economies of scale for the AIM Funds, (iii) in the review of existing distribution arrangements for the AIM Funds under Rule 12b-1 and Section 15 of the 1940 Act, and (iv) in the oversight of proxy voting on portfolio securities of the Funds; and (b) to make regular reports to the full Boards of the AIM Funds.

          The Valuation, Distribution and Proxy Oversight Committee is responsible for: (a) with regard to valuation, (i) developing an understanding of the valuation process and the Pricing Procedures, (ii) reviewing the Pricing Procedures and making recommendations to the full Board with respect thereto,
(iii) reviewing the reports described in the Pricing Procedures and other information from Invesco Aim regarding fair value determinations made pursuant to the Pricing Procedures by Invesco Aim's internal valuation committee and making reports and recommendations to the full Board with respect thereto, (iv) receiving the reports of Invesco Aim's internal valuation committee requesting approval of any changes to pricing vendors or pricing methodologies as required by the Pricing Procedures and the annual report of Invesco Aim evaluating the pricing vendors, approving changes to pricing vendors and pricing methodologies as provided in the Pricing Procedures, and recommending annually the pricing vendors for approval by the full Board; (v) upon request of Invesco Aim, assisting Invesco Aim's internal valuation committee or the full Board in resolving particular fair valuation issues; (vi) reviewing the reports described in the Procedures for Determining the Liquidity of Securities (the "Liquidity Procedures") and other information from Invesco Aim regarding liquidity determinations made pursuant to the Liquidity Procedures by Invesco Aim and making reports and recommendations to the full Board with respect thereto, and
(vii) overseeing actual or potential conflicts of interest by investment personnel or others that could affect their input or recommendations regarding pricing or liquidity issues; (b) with regard to distribution, (i) developing an understanding of mutual fund distribution and marketing channels and legal, regulatory and market developments regarding distribution, (ii) reviewing periodic distribution and marketing determinations and annual approval of distribution arrangements and making reports and recommendations to the full Board with respect thereto, and (iii) reviewing other information from the principal underwriters to the AIM Funds regarding distribution and marketing of the AIM Funds and making recommendations to the full Board with respect thereto; and (c) with regard to proxy voting, (i) overseeing the implementation of the Proxy Voting Guidelines (the "Guidelines") and the Proxy Policies and Procedures (the "Proxy Procedures") by Invesco Aim and the Sub-Advisors, reviewing the Quarterly Proxy Voting Report and making recommendations to the full Board with respect thereto, (ii) reviewing the Guidelines and the Proxy Procedures and information provided by Invesco Aim and the Sub-Advisors regarding industry developments and best practices in connection with proxy voting and making recommendations to the full Board with respect thereto, and
(iii) in implementing its responsibilities in this area, assisting Invesco Aim in resolving particular proxy voting issues. The Valuation, Distribution and Proxy Oversight Committee was formed effective January 1, 2008. It succeeded to the Valuation Committee which existed prior to 2008. During the fiscal year ended December 31, 2007, the Valuation, Distribution and Proxy Oversight Committee held four meetings.


          The members of the Special Market Timing Litigation Committee are Messrs. Bayley, Bunch (Chair), Crockett and Dowden (Vice Chair). The Special Market Timing Litigation Committee is responsible: (i) for receiving reports from time to time from management, counsel for management, counsel for the AIM Funds and special counsel for the independent trustees, as applicable, related to (a) the civil lawsuits, including purported class action and shareholder derivative suits, that have been filed against the AIM Funds concerning alleged excessive short term trading in shares of the AIM Funds ("market timing") and
(b) the civil enforcement actions and investigations related to market timing activity in the AIM Funds that were settled with certain regulators, including without limitation the SEC, the New York Attorney General and the Colorado Attorney General, and for recommending to the independent trustees what actions, if any, should be taken by the AIM Funds in light of all such reports; (ii) for overseeing the investigation(s) on behalf of the independent trustees by special counsel for the independent trustees and the independent trustees' financial expert of market timing activity in the AIM Funds, and for recommending to the independent trustees what actions, if any, should be taken by the AIM Funds in light of the results of such investigation(s); (iii) for (a) reviewing the methodology developed by Invesco Aim's Independent Distribution Consultant (the "Distribution Consultant") for the monies ordered to be paid under the settlement order with the SEC, and making recommendations to the independent trustees as to the acceptability of such methodology and (b) recommending to the independent trustees whether to consent to any firm with which the Distribution Consultant is affiliated entering into any employment, consultant, attorney-client, auditing or other professional relationship with Invesco Aim, or any of its present or former affiliates, directors, officers, employees or agents acting in their capacity as such for the period of the Distribution Consultant's engagement and for a period of two years after the engagement; and
(iv) for taking reasonable steps to ensure that any AIM Fund which the Special Market Timing Litigation Committee determines was harmed by improper market timing activity receives what the Special Market Timing Litigation Committee deems to be full restitution. During the fiscal year ended December 31, 2007, the Special Market Timing Litigation Committee did not meet.

Trustee Ownership of Fund Shares

          The dollar range of equity securities beneficially owned by each trustee (i) in the Funds and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the AIM Funds complex, is set forth in Appendix C.

COMPENSATION

          Each trustee who is not affiliated with Invesco Aim is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a director or trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component. The Chair of the Board and Chairs and Vice Chairs of certain committees receive additional compensation for their services.

          Information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with Invesco Aim during the year ended December 31, 2007 is found in Appendix D.

Retirement Plan For Trustees

          The trustees have adopted a retirement plan for the trustees of the Trust who are not affiliated with Invesco Aim.

          The trustees have also adopted a retirement policy that permits each non-Invesco Aim-affiliated trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the trustees may extend from time to time the retirement date of a trustee.

          Annual retirement benefits are available to each non-Invesco Aim-affiliated trustee of the Trust and/or the other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. Effective January 1, 2006, for retirements after December 31, 2005, the retirement benefits will equal 75% of the trustee's annual retainer paid to or accrued by any Covered Fund with respect to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The amount of the annual retirement benefit does not include additional compensation paid for Board meeting fees or compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain Board committees, whether such amounts are paid directly to the trustee or deferred. The annual retirement benefit is payable in quarterly installments for a number of years equal to the lesser of (i) sixteen years or (ii) the number of such trustee's credited years of service. If a trustee dies prior to receiving the full amount of retirement benefits, the remaining payments will be made to the deceased trustee's designated beneficiary for the same length of time that the trustee would have received the payment based on his or her service. A trustee must have attained the age of 65 (60 in the event of death or disability) to receive any retirement benefit. A trustee may make an irrevocable election to commence payment of retirement benefits upon retirement from the Board before age 72; in such a case, the annual retirement benefit is subject to a reduction for early payment.

Deferred Compensation Agreements

          Messrs. Crockett, Edward K. Dunn, Jr. (a former trustee), Fields and Frischling and Drs. Mathai-Davis and Soll (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account and deemed to be invested in one or more AIM Funds selected by the Deferring Trustees. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.

Purchases of Class A Shares of the Funds at Net Asset Value

          The trustees and other affiliated persons of the Trust may purchase Class A shares of the Funds without paying an initial sales charge. Invesco Aim Distributors, Inc. ("Invesco Aim Distributors") permits such purchases because there is a reduced sales effort involved in sales to such purchasers, thereby resulting in relatively low expenses of distribution. For a complete description of the persons who will not pay an initial sales charge on purchases of Class A shares of the Funds, see "Purchase, Redemption and Pricing of Shares - Purchase and Redemption of Shares - Purchases of Class A Shares, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund - Purchases of Class A Shares at Net Asset Value."

CODES OF ETHICS


          Invesco Aim, the Trust, Invesco Aim Distributors and the Sub-Advisors have adopted Codes of Ethics which apply to all AIM Fund trustees and officers, employees of Invesco Aim, the Sub-Advisors and their affiliates and govern, among other things, personal trading activities of all such persons. The Codes of Ethics are intended to address conflicts of interest with the Trust that may arise from personal trading, including personal trading in most of the funds within The AIM Family of Funds- -Registered Trademark- -. Personal trading, including personal trading involving securities that may be purchased or held by a fund within The AIM Family of Funds- -Registered Trademark- -, is permitted under the Codes subject to certain restrictions; however employees are required to pre-clear security transactions with the applicable Compliance Officer or a designee and to report transactions on a regular basis.


PROXY VOTING POLICIES

          The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to Invesco Aim. Invesco Aim will vote such proxies in accordance with their proxy policies and procedures, which have been reviewed and approved by the Board, and which are found in Appendix E.

          Any material changes to the proxy policies and procedures will be submitted to the Board for approval. The Board will be supplied with a summary quarterly report of each Fund's proxy voting record.


          Information regarding how the Funds voted proxies related to their portfolio securities during the 12 months ended June 30, 2007 is available, without charge, at our website, http://www.invescoaim.com. This information is also available at the SEC website, http://www.sec.gov.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

          Information about the ownership of each class of each Fund's shares by beneficial or record owners of such Fund and by trustees and officers as a group is found in Appendix F. A shareholder who owns beneficially 25% or more of the outstanding shares of a Fund is presumed to "control" that Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISOR


          Invesco Aim, the Funds' investment advisor, was organized in 1976, and along with its subsidiaries, manages or advises over 225 investment portfolios encompassing a broad range of investment objectives. Invesco Aim is a direct, wholly owned subsidiary of Invesco Aim Management, a holding company that has been engaged in the financial services business since 1976. Invesco Aim Management is an indirect, wholly owned subsidiary of Invesco. Invesco and its subsidiaries are an independent global investment management group. Certain of the directors and officers of Invesco Aim are also executive officers of the Trust and their affiliations are shown under "Management Information" herein.


          As investment advisor, Invesco Aim supervises all aspects of the Funds' operations and provides investment advisory services to the Funds. Invesco Aim obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds. The Advisory Agreement provides that, in fulfilling its responsibilities, Invesco Aim may engage the services of other investment managers with respect to one or more of the Funds. The investment advisory services of Invesco Aim are not exclusive and Invesco Aim is free to render investment advisory services to others, including other investment companies.

          Invesco Aim is also responsible for furnishing to the Funds, at Invesco Aim's expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Funds, in the judgment of the trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of each Fund's accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

          The Advisory Agreement provides that each Fund will pay or cause to be paid all expenses of such Fund not assumed by Invesco Aim, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of each Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

          Invesco Aim, at its own expense, furnishes to the Trust office space and facilities. Invesco Aim furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.

          Pursuant to its Advisory Agreement, Invesco Aim receives no advisory fee from the Asset Allocation Funds.


          Pursuant to its Advisory Agreement, Invesco Aim receives a monthly fee from each Fund (other than the Asset Allocation Funds) calculated at the following annual rates, based on the average daily net assets of each Fund during the year. Each Fund allocates advisory fees to a class based on the relative net assets of each class.






          FUND NAME                NET ASSETS       ANNUAL RATE
          ---------            ------------------   -----------
AIM Basic Value Fund           First $250 million      0.695%
                               Next $250 million        0.67%
                               Next $500 million       0.645%
                               Next $1.5 billion        0.62%
                               Next $2.5 billion       0.595%
                               Next $2.5 billion        0.57%
                               Next $2.5 billion       0.545%
                               Over $10 billion         0.52%

AIM Global Equity Fund         First $250 million       0.80%
                               Next $250 million        0.78%
                               Next $500 million        0.76%
                               Next $1.5 billion        0.74%
                               Next $2.5 billion        0.72%
                               Next $2.5 billion        0.70%
                               Next $2.5 billion        0.68%
                               Over $10B billion        0.66%

AIM Mid Cap Core Equity Fund   First $500 million      0.725%
                               Next $500 million        0.70%
                               Next $500 million       0.675%
                               Over $1.5 billion        0.65%

        FUND NAME               NET ASSETS       ANNUAL RATE
        ---------           ------------------   -----------
AIM Small Cap Growth Fund   First $500 million      0.725%
                            Next $500 million        0.70%
                            Next $500 million       0.675%
                            Over $1.5 billion        0.65%


          Invesco Aim may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, Invesco Aim will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between Invesco Aim and the Fund.


          Invesco Aim has contractually agreed through at least June 30, 2008, to waive advisory fees payable by each Fund in an amount equal to 100% of the advisory fee Invesco Aim receives from the Affiliated Money Market Funds. See "Description of the Funds and Their Investments and Risks - Investment Strategies and Risks - Other Investments - Other Investment Companies."






          Invesco Aim has contractually agreed to limit Other Expenses (excluding certain items discussed below) to 0.23%, 0.21%, 0.03%, 0.18%, 0.12%, 0.12% and 0.14% on AIM Conservative Allocation Fund, AIM Growth Allocation Fund, AIM Income Allocation Fund, AIM International Allocation Fund, AIM Moderate Allocation Fund, AIM Moderate Growth Allocation Fund, and AIM Moderately Conservative Allocation Fund, respectively, for each of Class A, Class B, Class C, Class R and Institutional Class shares. In determining the advisor's obligation to waive fees or reimburse expenses, the following expenses are not taken into account, and could cause the Other Expenses to exceed the limits: (i) Rule 12b-1 fees; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from the banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. Such contractual fee waivers or reductions are set forth in the Fee Table to the Prospectus for the Asset Allocation Funds and may not be terminated or amended to the Funds' detriment during the period stated in the agreement between Invesco Aim and the Asset Allocation Funds. These expense limitation agreements are in effect through June 30, 2008.



          The management fees payable by each Fund (other than the Asset Allocation Funds), the amounts waived by Invesco Aim and the net fees paid by each Fund for the last three fiscal years ended December 31 are found in Appendix G.



INVESTMENT SUB-ADVISORS



          Invesco Aim has entered into a Master Intergroup Sub-Advisory Contract (the "Sub-Advisory Agreement") with certain affiliates to serve as sub-advisors to the Funds, pursuant to which these affiliated sub-advisors may be appointed by Invesco Aim from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Funds. These affiliated sub-advisors, each of which is a registered investment advisor under the Advisors Act are:

          Invesco Asset Management Deutschland GmbH ("Invesco Deutschland");


          Invesco Asset Management Limited ("Invesco Assets Management");


          Invesco Asset Management (Japan) Limited ("Invesco Japan");

          Invesco Australia Limited ("Invesco Australia");


          Invesco Global Asset Management (N.A.), Inc. ("Invesco Global");



          Invesco Hong Kong Limited ("Invesco Hong Kong");



          Invesco Institutional (N.A.), Inc. ("Invesco Institutional"); and



          Invesco Senior Secured Management, Inc. ("Invesco Senior Secured");
and



          AIM Funds Management Inc. ("AFMI") (AFMI anticipates changing its name to Invesco Trimark Management Inc. on or prior to December 31, 2008); (each a "Sub-Advisor" and collectively, the "Sub-Advisors").


          Invesco Aim and each Sub-Advisor are indirect wholly owned subsidiaries of Invesco.

          The only fees payable to the Sub-Advisors under the Sub-Advisory Agreement are for providing discretionary investment management services. For such services, Invesco Aim will pay each Sub-Advisor a fee, computed daily and paid monthly, equal to (i) 40% of the monthly compensation that Invesco Aim receives from the Trust, multiplied by (ii) the fraction equal to the net assets of such Fund as to which such Sub-Advisor shall have provided discretionary investment management services for that month divided by the net assets of such Fund for that month. Pursuant to the Sub-Advisory Agreement, this fee is reduced to reflect contractual or voluntary fee waivers or expense limitations by Invesco Aim, if any, in effect from time to time. In no event shall the aggregate monthly fees paid to the Sub-Advisors under the Sub-Advisory Agreement exceed 40% of the monthly compensation that Invesco Aim receives from the Trust pursuant to its advisory agreement with the Trust, as reduced to reflect contractual or voluntary fees waivers or expense limitations by Invesco Aim, if any.




PORTFOLIO MANAGERS

          Appendix H contains the following information regarding the portfolio managers identified in each Fund's prospectus:

          -    The dollar range of the manager's investments in each Fund.

          -    A description of the manager's compensation structure.

          - Information regarding other accounts managed by the manager and potential conflicts of interest that might arise from the management of multiple accounts.

SECURITIES LENDING ARRANGEMENTS

          If a Fund (other than the Asset Allocation Funds) engages in securities lending, Invesco Aim will provide the Fund investment advisory services and related administrative services. The Advisory Agreement describes the administrative services to be rendered by Invesco Aim if a Fund engages in securities lending activities, as well as the compensation Invesco Aim may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the "agent") in determining which specific securities are available for loan;

(c) monitoring the agent to ensure that securities loans are effected in accordance with Invesco Aim's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

          Invesco Aim's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services Invesco Aim will provide, a lending Fund will pay Invesco Aim a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. Invesco Aim currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

SERVICE AGREEMENTS

          ADMINISTRATIVE SERVICES AGREEMENT. Invesco Aim and the Trust have entered into a Master Administrative Services Agreement ("Administrative Services Agreement") pursuant to which Invesco Aim may perform or arrange for the provision of certain accounting and other administrative services to each Fund which are not required to be performed by Invesco Aim under the Advisory Agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Trust's Board of Trustees, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, Invesco Aim is entitled to receive from the Funds reimbursement of its costs or such reasonable compensation as may be approved by the Board. Currently, Invesco Aim is reimbursed for the services of the Trust's principal financial officer and her staff, and any expenses related to fund accounting services.

          Administrative services fees paid to Invesco Aim by each Fund for the last three fiscal years ended December 31 are found in Appendix I.

OTHER SERVICE PROVIDERS

          TRANSFER AGENT. Invesco Aim Investment Services, Inc. ("Invesco Aim Investment Services"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, a wholly owned subsidiary of Invesco Aim, is the Trust's transfer agent.


          The Transfer Agency and Service Agreement (the "TA Agreement") between the Trust and Invesco Aim Investment Services provides that Invesco Aim Investment Services will perform certain services related to the servicing of shareholders of the Funds. Other such services may be delegated or sub-contracted to third party intermediaries. For servicing accounts holding Class A, A3, B, C, P, R, AIM Cash Reserve and Investor Class Shares, the TA Agreement provides that the Trust, on behalf of the Funds, will pay Invesco Aim Investment Services an annual fee per open shareholder account plus certain out of pocket expenses. This fee is paid monthly at the rate of 1/12 of the annual rate and is based upon the number of open shareholder accounts during each month. For servicing accounts holding Institutional Class shares, the TA Agreement provides that the Trust, on behalf of the Funds, will pay Invesco Aim Investment Services a fee per trade executed, to be billed monthly plus certain out-of-pocket expenses. In addition, all fees payable by Invesco Aim Investment Services or its affiliates to third party intermediaries who service accounts pursuant to sub-transfer agency, omnibus account services and sub-accounting agreements are charged back to the Funds, subject to certain limitations approved by the Board of the Trust. These payments are made in consideration of services that would otherwise be provided by Invesco Aim Investment Services if the accounts serviced by such intermediaries were serviced by Invesco Aim Investment Services directly. For more information regarding such payments to intermediaries, see the discussion under "Sub-Accounting and Network Support Payments" below.



          SUB-TRANSFER AGENT. AFMI, 5140 Yonge Street, Suite 900, Toronto, Ontario M2N6X7, a wholly owned, indirect subsidiary of Invesco, provides services to the Trust as a sub-transfer agent, pursuant to an agreement between AFMI and Invesco Aim Investment Services. The Trust does not pay a fee to

AFMI for these services. Rather AFMI is compensated by Invesco Aim Investment Services, as a sub-contractor.


          CUSTODIAN. State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Funds. JPMorgan Chase Bank, N.A., 712 Main, Houston, Texas 77002, serves as sub-custodian for purchases of shares of the Funds. The Bank of New York, 2 Hanson Place, Brooklyn, New York 11217-1431, also serves as sub-custodian to facilitate cash management.

          The Custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories. Invesco Aim is responsible for selecting eligible foreign securities depositories and for assessing the risks associated with investing in foreign countries, including the risk of using eligible foreign securities depositories in a country. The Custodian is responsible for monitoring eligible foreign securities depositories.

          Under its contract with the Trust, the Custodian maintains the portfolio securities of the Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of the Funds and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.


          INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Funds' independent registered public accounting firm is responsible for auditing the financial statements of the Funds. The Audit Committee of the Board has appointed PricewaterhouseCoopers LLP, 1201 Louisiana, Suite 2900, Houston, Texas 77002, as the independent registered public accounting firm to audit the financial statements of the Funds. Such appointment was ratified and approved by the Board.



          COUNSEL TO THE TRUST. Legal matters for the Trust have been passed upon by Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103.



                    BROKERAGE ALLOCATION AND OTHER PRACTICES


          The Sub-Advisors have adopted compliance procedures that cover, among other items, brokerage allocation and other trading practices. Unless specifically noted, the Sub-Advisors' procedures do not materially differ from Invesco Aim's procedures discussed below.

BROKERAGE TRANSACTIONS


          Invesco Aim or the Sub-Advisor makes decisions to buy and sell securities for each Fund, selects broker-dealers (each, a "Broker"), effects the Funds' investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. Invesco Aim and the Sub-Advisors' primary consideration in effecting a security transaction is to obtain best execution, which is defined as prompt and efficient execution of the transaction at the best obtainable price with payment of commissions, mark-ups or mark-downs which are reasonable in relation to the value of the brokerage services provided by the Broker. While Invesco Aim and the Sub-Advisors seek reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See "Broker Selection" below.


          Some of the securities in which the Funds invest are traded in over-the-counter markets. Portfolio transactions placed in such markets may be effected on a principal basis at net prices without commissions, but which include compensation to the Broker in the form of a mark up or mark down, or on an agency basis, which involves the payment of negotiated brokerage commissions to the Broker, including electronic communication networks. Purchases of underwritten issues include a commission or concession paid by the issuer (not the Funds) to the underwriter. Purchases of money market instruments may be made directly from issuers without the payment of commissions.

          Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

          Brokerage commissions paid by each of the Funds during the last three fiscal years ended December 31 are found in Appendix J.

COMMISSIONS

          During the last three fiscal years ended December 31, none of the Funds paid brokerage commissions to Brokers affiliated with the Funds, Invesco Aim, Invesco Aim Distributors, the Sub-Advisors or any affiliates of such entities.

          The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to certain other AIM Funds or other accounts (and may invest in the Affiliated Money Market Funds) provided the Funds follow procedures adopted by the Boards of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

BROKER SELECTION

          Invesco Aim's primary consideration in selecting Brokers to execute portfolio transactions for a Fund is to obtain best execution. In selecting a Broker to execute a portfolio transaction in equity securities for a Fund, Invesco Aim considers the full range and quality of a Broker's services, including the value of research and/or brokerage services provided, execution capability, commission rate, willingness to commit capital, anonymity and responsiveness. Invesco Aim's primary consideration when selecting a Broker to execute a portfolio transaction in fixed income securities for a Fund is the Broker's ability to deliver or sell the relevant fixed income securities; however, Invesco Aim will also consider the various factors listed above. In each case, the determinative factor is not the lowest commission or spread available but whether the transaction represents the best qualitative execution for the Fund. Invesco Aim will not select Brokers based upon their promotion or sale of Fund shares.

          In choosing Brokers to execute portfolio transactions for the Funds, Invesco Aim may select Brokers that provide brokerage and/or research services ("Soft Dollar Products") to the Funds and/or the other accounts over which Invesco Aim and its affiliates have investment discretion. Section 28(e) of the Securities Exchange Act of 1934, as amended, provides that Invesco Aim, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e)(1), Invesco Aim must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [Invesco Aim's] overall responsibilities with respect to the accounts as to which [it] exercises investment discretion." The services provided by the Broker also must lawfully and appropriately assist Invesco Aim in the performance of its investment decision-making responsibilities. Accordingly, a Fund may pay a Broker higher commissions than those available from another Broker in recognition of such Broker's provision of Soft Dollar Products to Invesco Aim.

          Invesco Aim faces a potential conflict of interest when it uses client trades to obtain Soft Dollar Products. This conflict exists because Invesco Aim is able to use the Soft Dollar Products to manage client accounts without paying cash for the Soft Dollar Products, which reduces Invesco Aim's expenses to the extent that Invesco Aim would have purchased such products had they not been provided by Brokers. Section 28(e) permits Invesco Aim to use Soft Dollar Products for the benefit of any account it manages. Certain Invesco Aim-managed accounts may generate soft dollars used to purchase Soft

Dollar Products that ultimately benefit other Invesco Aim-managed accounts, effectively cross subsidizing the other Invesco Aim-managed accounts that benefit directly from the product. Invesco Aim may not use all of the Soft Dollar Products provided by Brokers through which a Fund effects securities transactions in connection with managing such Fund.

          Invesco Aim and certain of its affiliates presently engage in the following instances of cross-subsidization:

          1. Fixed income funds normally do not generate soft dollar commissions to pay for Soft Dollar Products. Therefore, soft dollar commissions used to pay for Soft Dollar Products which are used to manage the fixed income AIM Funds are generated entirely by equity AIM Funds and other equity client accounts managed by Invesco Aim or Invesco Aim Capital, Inc. ("Invesco Aim Capital"), a subsidiary of Invesco Aim. In other words, the fixed income AIM Funds are cross-subsidized by the equity AIM Funds, in that the fixed income AIM Funds receive the benefit of Soft Dollar Products services for which they do not pay.

          2. The investment models used to manage many of the AIM Funds are also used to manage other accounts of Invesco Aim and/or Invesco Aim Capital. The Soft Dollar Products obtained through the use of soft dollar commissions generated by the transactions of the AIM Funds and/or other accounts managed by Invesco Aim and/or Invesco Aim Capital are used to maintain the investment models relied upon by both of these advisory affiliates.

               This type of cross-subsidization occurs in both directions. For example, soft dollar commissions generated by transactions of the AIM Funds and/or other accounts managed by Invesco Aim are used for Soft Dollar Products which may benefit those AIM Funds and/or accounts as well as accounts managed by Invesco Aim Capital. Additionally, soft dollar commissions generated by transactions of accounts managed by Invesco Aim Capital are used for Soft Dollar Products which may benefit those accounts as well as accounts managed by Invesco Aim. In certain circumstances, Invesco Aim Capital accounts may indicate that their transactions should not be used to generate soft dollar commissions but may still receive the benefits of Soft Dollar Products received by Invesco Aim or Invesco Aim Capital.


          3. Some of the common investment models used to manage various AIM Funds and other accounts of Invesco Aim and/or Invesco Aim Capital are also used to manage accounts of Invesco Aim Private Asset Management, Inc. ("IAPAM"), another Invesco Aim subsidiary. The Soft Dollar Products obtained through the use of soft dollar commissions generated by the transactions of the Funds and/or other accounts managed by Invesco Aim and/or Invesco Aim Capital are used to maintain the investment models relied upon by Invesco Aim, Invesco Aim Capital and IAPAM. This cross-subsidization occurs in only one direction. Most of IAPAM's accounts do not generate soft dollar commissions which can be used to purchase Soft Dollar Products. The soft dollar commissions generated by transactions of the Funds and/or other accounts managed by Invesco Aim and/or Invesco Aim Capital are used for Soft Dollar Products which may benefit the accounts managed by Invesco Aim, Invesco Aim Capital and IAPAM; however, IAPAM does not provide any soft dollar research benefit to the Funds and/or other accounts managed by Invesco Aim or Invesco Aim Capital.


          Invesco Aim and Invesco Aim Capital attempt to reduce or eliminate the potential conflicts of interest concerning the use of Soft Dollar Products by directing client trades for Soft Dollar Products only if Invesco Aim and Invesco Aim Capital conclude that the Broker supplying the product is capable of providing best execution.

          Certain Soft Dollar Products may be available directly from a vendor on a hard dollar basis; other Soft Dollar Products are available only through Brokers in exchange for soft dollars. Invesco Aim uses soft dollars to purchase two types of Soft Dollar Products:

               - proprietary research created by the Broker executing the trade, and

               - other products created by third parties that are supplied to Invesco Aim through the Broker executing the trade.

          Proprietary research consists primarily of traditional research reports, recommendations and similar materials produced by the in house research staffs of broker-dealer firms. This research includes evaluations and recommendations of specific companies or industry groups, as well as analyses of general economic and market conditions and trends, market data, contacts and other related information and assistance. Invesco Aim periodically rates the quality of proprietary research produced by various Brokers. Based on the evaluation of the quality of information that Invesco Aim receives from each Broker, Invesco Aim develops an estimate of each Broker's share of Invesco Aim clients' commission dollars. Invesco Aim attempts to direct trades to the firms to meet these estimates.

          Invesco Aim also uses soft dollars to acquire products from third parties that are supplied to Invesco Aim through Brokers executing the trades or other Brokers who "step in" to a transaction and receive a portion of the brokerage commission for the trade. Invesco Aim may from time to time instruct the executing Broker to allocate or "step out" a portion of a transaction to another Broker. The Broker to which Invesco Aim has "stepped out" would then settle and complete the designated portion of the transaction, and the executing Broker would settle and complete the remaining portion of the transaction that has not been "stepped out." Each Broker may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

          Soft Dollar Products received from Brokers supplement Invesco Aim's own research (and the research of certain of its affiliates), and may include the following types of products and services:

          - Database Services - comprehensive databases containing current and/or historical information on companies and industries and indices. Examples include historical securities prices, earnings estimates and financial data. These services may include software tools that allow the user to search the database or to prepare value-added analyses related to the investment process (such as forecasts and models used in the portfolio management process).

          - Quotation/Trading/News Systems - products that provide real time market data information, such as pricing of individual securities and information on current trading, as well as a variety of news services.

          - Economic Data/Forecasting Tools - various macro economic forecasting tools, such as economic data or currency and political forecasts for various countries or regions.

          - Quantitative/Technical Analysis - software tools that assist in quantitative and technical analysis of investment data.

          - Fundamental/Industry Analysis - industry specific fundamental investment research.

          - Fixed Income Security Analysis - data and analytical tools that pertain specifically to fixed income securities. These tools assist in creating financial models, such as cash flow projections and interest rate sensitivity analyses, which are relevant to fixed income securities.

          - Other Specialized Tools - other specialized products, such as consulting analyses, access to industry experts, and distinct investment expertise such as forensic accounting or custom built investment-analysis software.

          If Invesco Aim determines that any service or product has a mixed use (i.e., it also serves functions that do not assist the investment decision-making or trading process), Invesco Aim will allocate the costs of such service or product accordingly in its reasonable discretion. Invesco Aim will allocate brokerage commissions to Brokers only for the portion of the service or product that Invesco Aim determines assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.

          Outside research assistance is useful to Invesco Aim since the Brokers used by Invesco Aim tend to provide more in-depth analysis of a broader universe of securities and other matters than Invesco Aim's staff follows. In addition, such services provide Invesco Aim with a diverse perspective on financial markets. Some Brokers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by Invesco Aim's clients, including the Funds. However, the Funds are not under any obligation to deal with any Broker in the execution of transactions in portfolio securities. In some cases, Soft Dollar Products are available only from the Broker providing them. In other cases, Soft Dollar Products may be obtainable from alternative sources in return for cash payments. Invesco Aim believes that because Broker research supplements rather than replaces Invesco Aim's research, the receipt of such research tends to improve the quality of Invesco Aim's investment advice. The advisory fee paid by the Funds is not reduced because Invesco Aim receives such services. To the extent the Funds' portfolio transactions are used to obtain Soft Dollar Products, the brokerage commissions obtained by the Funds might exceed those that might otherwise have been paid.

          Invesco Aim may determine target levels of brokerage business with various Brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the Broker; and (2) the research services provided by the Broker. Portfolio transactions may be effected through Brokers that recommend the Funds to their clients, or that act as agent in the purchase of a Fund's shares for their clients, provided that Invesco Aim believes such Brokers provide best execution and such transactions are executed in compliance with Invesco Aim's policy against using directed brokerage to compensate Brokers for promoting or selling AIM Fund shares. Invesco Aim will not enter into a binding commitment with Brokers to place trades with such Brokers involving brokerage commissions in precise amounts.

DIRECTED BROKERAGE (RESEARCH SERVICES)

          Directed brokerage (research services) paid by each of the Funds during the last fiscal year ended December 31, 2007 are found in Appendix K.

REGULAR BROKERS

          Information concerning the Funds' acquisition of securities of their regular Brokers during the last fiscal year ended December 31, 2007 is found in Appendix K.

ALLOCATION OF PORTFOLIO TRANSACTIONS

          Invesco Aim and its affiliates manage numerous AIM Funds and other accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by one of the Funds and by another Fund or one or more other accounts. However, the position of each account in the same security and the length of time that each account may hold its investment in the same security may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more other accounts, and is considered at or about the same time, Invesco Aim will allocate transactions in such securities among the Fund(s) and these accounts on a pro rata basis based on order size or in such other manner believed by Invesco Aim to be fair and equitable. Invesco Aim may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

ALLOCATION OF INITIAL PUBLIC OFFERING ("IPO") TRANSACTIONS



          Certain of the AIM Funds or other accounts managed by Invesco Aim may become interested in participating in IPOs. Purchases of IPOs by one AIM Fund or other account may also be considered for purchase by one or more other AIM Funds or accounts. It shall be Invesco Aim's practice to specifically combine or otherwise bunch indications of interest for IPOs for all AIM Funds and accounts participating in purchase transactions for that IPO, and when the full amount of all IPO orders for such AIM Funds and accounts cannot be filled completely, to allocate such transactions in accordance with the following procedures:



          Invesco Aim or the Sub-Advisor will determine the eligibility of each AIM Fund and account that seeks to participate in a particular IPO by reviewing a number of factors, including market capital/liquidity suitability and sector/style suitability of the investment with the AIM Fund's or account's investment objective, policies and strategies and current holdings. The allocation of securities issued in IPOs will be made to eligible AIM Funds and accounts on a pro rata basis based on order size.



          AFMI, Invesco Australia, Invesco Hong Kong and Invesco Japan allocate IPOs on a pro rata basis based on size of order or in such other manner believed by AFMI, Invesco Australia, Invesco Hong Kong and Invesco Japan to be fair and equitable.



          Invesco Asset Management, Invesco Global and Invesco Institutional allocate IPOs on a pro rata basis based on account size or in such other manner believed by Invesco Asset Management, Invesco Global and Invesco Institutional to be fair and equitable.



          Invesco Deutschland and Invesco Senior Secured do not subscribe to IPOs.



                   PURCHASE, REDEMPTION AND PRICING OF SHARES



TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES



          If you are investing indirectly in a Fund through a financial intermediary such as a broker-dealer, a bank (including a bank trust department), an insurance company separate account, an investment advisor, an administrator or trustee of a retirement plan or a qualified tuition plan or a sponsor of a fee-based program that maintains a master account (an omnibus account) with the Fund for trading on behalf of its customers, different guidelines, conditions and restrictions may apply than if you held your shares of the Fund directly. These differences may include, but are not limited to: (i) different eligibility standards to purchase and sell shares, different eligibility standards to invest in funds with limited offering status and different eligibility standards to exchange shares by telephone; (ii) different minimum and maximum initial and subsequent purchase amounts; (iii) system inability to provide Letter of Intent privileges; and (iv) different annual amounts (less than 12%) subject to withdrawal under a Systematic Redemption Plan without being subject to a contingent deferred sales charge. The financial intermediary through whom you are investing may also choose to adopt different exchange and/or transfer limit guidelines and restrictions, including different trading restrictions designed to discourage excessive or short-term trading. The financial intermediary through whom you are investing may also choose to impose a redemption fee that has different characteristics, which may be more or less restrictive, than the redemption fee currently imposed on certain Funds.



          If the financial intermediary is managing your account, you may also be charged a transaction or other fee by such financial intermediary, including service fees for handling redemption transactions. Consult with your financial intermediary (or, in the case of a retirement plan, your plan sponsor) to determine what fees, guidelines, conditions and restrictions, including any of the above, may be applicable to you.

PURCHASE AND REDEMPTION OF SHARES



Purchases of Class A Shares, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund



          INITIAL SALES CHARGES. Each AIM Fund (other than AIM Tax-Exempt Cash
Fund) is grouped into one of four categories to determine the applicable initial sales charge for its Class A shares. The sales charge is used to compensate Invesco Aim Distributors and participating dealers for their expenses incurred in connection with the distribution of the Funds' shares. You may also be charged a transaction or other fee by the financial institution managing your account.



          Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund are sold without an initial sales charge.



CATEGORY I FUNDS




AIM Asia Pacific Growth Fund
AIM Basic Balanced Fund
AIM Basic Value Fund
AIM Capital Development Fund
AIM Charter Fund
AIM China Fund
AIM Conservative Allocation Fund
AIM Constellation Fund
AIM Developing Markets Fund
AIM Diversified Dividend Fund
AIM Dynamics Fund
AIM Energy Fund
AIM European Growth Fund
AIM European Small Company Fund
AIM Financial Services Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Health Care Fund
AIM Global Real Estate Fund
AIM Global Small & Mid Cap Growth Fund
AIM Global Value Fund
AIM Gold & Precious Metals Fund
AIM Growth Allocation Fund
AIM Income Allocation Fund
AIM Independence Now Fund
AIM Independence 2010 Fund
AIM Independence 2020 Fund
AIM Independence 2030 Fund
AIM Independence 2040 Fund

AIM Independence 2050 Fund

AIM International Allocation Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund
AIM Japan Fund
AIM Large Cap Basic Value Fund
AIM Large Cap Growth Fund
AIM Leisure Fund
AIM Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund
AIM Moderate Allocation Fund
AIM Moderate Growth Allocation Fund
AIM Moderately Conservative Allocation Fund
AIM Multi-Sector Fund
AIM Real Estate Fund
AIM Select Equity Fund
AIM Select Real Estate Income Fund
AIM Small Cap Equity Fund
AIM Small Cap Growth Fund
AIM Structured Core Fund
AIM Structured Growth Fund
AIM Structured Value Fund
AIM Summit Fund
AIM Technology Fund
AIM Trimark Endeavor Fund
AIM Trimark Fund
AIM Trimark Small Companies Fund
AIM Utilities Fund

                                                                      Dealer
                                      Investor's Sales Charge       Concession
                                    ---------------------------   -------------
                                         As a           As a          As a
                                      Percentage    Percentage      Percentage
                                    of the Public    of the Net   of the Public
     Amount of Investment in           Offering        Amount        Offering
        Single Transaction              Price         Invested         Price
---------------------------------   -------------   -----------   -------------
             Less than $   25,000       5.50%          5.82%           4.75%
$ 25,000 but less than $   50,000       5.25           5.54            4.50
$ 50,000 but less than $  100,000       4.75           4.99            4.00
$100,000 but less than $  250,000       3.75           3.90            3.00
$250,000 but less than $  500,000       3.00           3.09            2.50
$500,000 but less than $1,000,000       2.00           2.04            1.60



CATEGORY II FUNDS



AIM Core Bond Fund
AIM High Income Municipal Fund
AIM High Yield Fund
AIM Income Fund
AIM International Total Return Fund
AIM Municipal Bond Fund
AIM U.S. Government Fund



                                                                      Dealer
                                      Investor's Sales Charge       Concession
                                    ---------------------------   -------------
                                         As a           As a          As a
                                      Percentage    Percentage      Percentage
                                    of the Public    of the Net   of the Public
     Amount of Investment in           Offering        Amount        Offering
        Single Transaction              Price         Invested         Price
---------------------------------   -------------   -----------   -------------
             Less than $   50,000       4.75%          4.99%          4.00%
$ 50,000 but less than $  100,000       4.00           4.17           3.25
$100,000 but less than $  250,000       3.75           3.90           3.00
$250,000 but less than $  500,000       2.50           2.56           2.00
$500,000 but less than $1,000,000       2.00           2.04           1.60



CATEGORY III FUNDS



AIM Limited Maturity Treasury Fund
AIM Tax-Free Intermediate Fund



                                                                      Dealer
                                      Investor's Sales Charge       Concession
                                    ---------------------------   -------------
                                         As a           As a          As a
                                      Percentage    Percentage      Percentage
                                    of the Public    of the Net   of the Public
     Amount of Investment in           Offering        Amount        Offering
        Single Transaction              Price         Invested         Price
---------------------------------   -------------   -----------   -------------
             Less than $  100,000        1.00%         1.01%          0.75%
$100,000 but less than $  250,000        0.75          0.76           0.50
$250,000 but less than $1,000,000        0.50          0.50           0.40

          As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors. Current investors must maintain a share balance in order to continue to make incremental purchases.



CATEGORY IV FUNDS



AIM Floating Rate Fund
AIM LIBOR Alpha Fund
AIM Short Term Bond Fund



                                                                      Dealer
                                      Investor's Sales Charge       Concession
                                    ---------------------------   -------------
                                         As a           As a          As a
                                      Percentage    Percentage      Percentage
                                    of the Public    of the Net   of the Public
     Amount of Investment in           Offering        Amount        Offering
        Single Transaction              Price         Invested         Price
---------------------------------   -------------   -----------   -------------
             Less than $  100,000        2.50%         2.56%          2.00%
$100,000 but less than $  250,000        2.00          2.04           1.50
$250,000 but less than $  500,000        1.50          1.52           1.25
$500,000 but less than $1,000,000        1.25          1.27           1.00



          LARGE PURCHASES OF CLASS A SHARES. Investors who purchase $1,000,000 or more of Class A shares of Category I, II, III or IV Funds do not pay an initial sales charge. In addition, investors who currently own Class A shares of Category I, II, III or IV Funds and make additional purchases that result in account balances of $1,000,000 or more do not pay an initial sales charge on the additional purchases. The additional purchases, as well as initial purchases of $1,000,000 or more, are referred to as Large Purchases. If an investor makes a Large Purchase of Class A shares of a Category I, II or IV Fund, each share will generally be subject to a 1.00% contingent deferred sales charge ("CDSC") if the investor redeems those shares within 18 months after purchase.



          Invesco Aim Distributors may pay a dealer concession and/or advance a service fee on Large Purchases, as set forth below. Exchanges between the AIM Funds may affect total compensation paid.



          PURCHASES OF CLASS A SHARES BY NON-RETIREMENT PLANS. Invesco Aim Distributors may make the following payments to dealers of record for Large Purchases of Class A shares of Category I, II or IV Funds by investors other than: (i) retirement plans that are maintained pursuant to Sections 401 and 457 of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) retirement plans that are maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to
Section 501(c)(3) of the Code:



          Invesco Aim Distributors may pay a dealer concession and/or advance a service fee on Large Purchases, as set forth below. Exchanges between the AIM Funds may affect total compensation paid.



          PURCHASES OF CLASS A SHARES BY NON-RETIREMENT PLANS. Invesco Aim Distributors may make the following payments to dealers of record for Large Purchases of Class A shares of Category I, II or IV Funds by investors other than: (i) retirement plans that are maintained pursuant to Sections 401 and 457 of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) retirement plans that are maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to
Section 501(c)(3) of the Code:

                              PERCENT OF PURCHASES



                    1% of the first $2 million
                    plus 0.80% of the next $1 million
                    plus 0.50% of the next $17 million
                    plus 0.25% of amounts in excess of $20 million



          If (i) the amount of any single purchase order plus (ii) the public offering price of all other shares owned by the same customer submitting the purchase order on the day on which the purchase order is received equals or exceeds $1,000,000, the purchase will be considered a "jumbo accumulation purchase." With regard to any individual jumbo accumulation purchase, Invesco Aim Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same customer over the life of his or her account(s).



          If an investor makes a Large Purchase of Class A3 shares of a Category III Fund on and after October 31, 2002 and exchanges those shares for Class A shares of a Category I, II or IV Fund, Invesco Aim Distributors will pay 1.00% of such purchase as dealer compensation upon the exchange. The Class A shares of the Category I, II or IV Fund received in exchange generally will be subject to a 1.00% CDSC if the investor redeems such shares within 18 months from the date of exchange.



          PURCHASES OF CLASS A SHARES BY CERTAIN RETIREMENT PLANS AT NAV. For purchases of Class A shares of Category I, II and IV Funds, Invesco Aim Distributors may make the following payments to investment dealers or other financial service firms for sales of such shares at net asset value ("NAV") to certain retirement plans provided that the applicable dealer of record is able to establish that the retirement plan's purchase of such Class A shares is a new investment (as defined below):



                              PERCENT OF PURCHASES



                    0.50% of the first $20 million
                    plus 0.25% of amounts in excess of $20 million



          This payment schedule will be applicable to purchases of Class A shares at NAV by the following types of retirement plans: (i) all plans maintained pursuant to Sections 401 and 457 of the Code, and (ii) plans maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.



          A "new investment" means a purchase paid for with money that does not represent (i) the proceeds of one or more redemptions of AIM Fund shares, (ii) an exchange of AIM Fund shares, (iii) the repayment of one or more retirement plan loans that were funded through the redemption of AIM Fund shares, or (iv) money returned from another fund family. If Invesco Aim Distributors pays a dealer concession in connection with a plan's purchase of Class A shares at NAV, such shares may be subject to a CDSC of 1.00% of net assets for 12 months, commencing on the date the plan first invests in Class A shares of an AIM Fund. If the applicable dealer of record is unable to establish that a plan's purchase of Class A shares at NAV is a new investment, Invesco Aim Distributors will not pay a dealer concession in connection with such purchase and such shares will not be subject to a CDSC.



          With regard to any individual jumbo accumulation purchase, Invesco Aim Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same plan over the life of the plan's account(s).

          PURCHASERS QUALIFYING FOR REDUCTIONS IN INITIAL SALES CHARGES. As shown in the tables above, purchases of certain amounts of AIM Fund shares may reduce the initial sales charges. These reductions are available to purchasers that meet the qualifications listed below. We will refer to purchasers that meet these qualifications as "Qualified Purchasers."



DEFINITIONS



          As used herein, the terms below shall be defined as follows:



          - "Individual" refers to a person, as well as his or her Spouse or Domestic Partner and his or her Children;



          - "Spouse" is the person to whom one is legally married under state law;



          - "Domestic Partner" is an adult with whom one shares a primary residence for at least six-months, is in a relationship as a couple where one or each of them provides personal or financial welfare of the other without a fee, is not related by blood and is not married;



          - "Child" or "Children" include a biological, adopted or foster son or daughter, a Step-child, a legal ward or a Child of a person standing in loco parentis;



          -    "Parent" is a person's biological or adoptive mother or father;



          - "Step-child" is the child of one's Spouse by a previous marriage or relationship;



          -    "Step-parent" is the Spouse of a Child's Parent; and



          - "Immediate Family" includes an Individual (including, as defined above, a person, his or her Spouse or Domestic Partner and his or her Children) as well as his or her Parents, Step-parents and the Parents of Spouse or Domestic Partner.



INDIVIDUALS



          - an Individual (including his or her spouse or domestic partner, and children);



          - a retirement plan established exclusively for the benefit of an Individual, specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account; and



          - a qualified tuition plan account, maintained pursuant to Section 529 of the Code, or a Coverdell Education Savings Account, maintained pursuant to Section 530 of the Code (in either case, the account must be established by an Individual or have an Individual named as the beneficiary thereof).



EMPLOYER-SPONSORED RETIREMENT PLANS



          - a retirement plan maintained pursuant to Sections 401, 403 (only if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code), 408 (includes SEP, SARSEP and SIMPLE IRA plans) or 457 of the Code, if:



               a. the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal (the AIM Funds will not accept separate contributions submitted with respect to individual participants);



               b.   each transmittal is accompanied by checks or wire transfers;
                    and

               c. if the AIM Funds are expected to carry separate accounts in the names of each of the plan participants, (i) the employer or plan sponsor notifies Invesco Aim Distributors in writing that the separate accounts of all plan participants should be linked, and (ii) all new participant accounts are established by submitting an appropriate Account Application on behalf of each new participant with the contribution transmittal.



          HOW TO QUALIFY FOR REDUCTIONS IN INITIAL SALES CHARGES. The following sections discuss different ways that a Qualified Purchaser can qualify for a reduction in the initial sales charges for purchases of Class A shares of the AIM Funds.



LETTERS OF INTENT



          A Qualified Purchaser may pay reduced initial sales charges by (i) indicating on the Account Application that he, she or it intends to provide a Letter of Intent ("LOI"); and (ii) subsequently fulfilling the conditions of that LOI. Employer-sponsored retirement plans, with the exception of Solo 401(k) plans and SEP plans, are not eligible for a LOI.



          The LOI confirms the total investment in shares of the AIM Funds that the Qualified Purchaser intends to make within the next 13 months. By marking the LOI section on the account application and by signing the account application, the Qualified Purchaser indicates that he, she or it understands and agrees to the terms of the LOI and is bound by the provisions described below:



Calculating the Initial Sales Charge



          - Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge table in the section on "Initial Sales Charges" above).



          - It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.



          - The offering price may be further reduced as described below under "Rights of Accumulation" if Invesco Aim Investment Services, the Funds' transfer agent ("Transfer Agent") is advised of all other accounts at the time of the investment.



          - Reinvestment of dividends and capital gains distributions acquired during the 13-month LOI period will not be applied to the LOI.



Calculating the Number of Shares to be Purchased



          - Purchases made and shares acquired through reinvestment of dividends and capital gains distributions prior to the LOI effective date will be applied toward the completion of the LOI based on the value of the shares calculated at the public offering price on the effective date of the LOI.



          - If a purchaser wishes to revise the LOI investment amount upward, he, she or it may submit a written and signed request at anytime prior to the completion of the original LOI. This revision will not change the original expiration date.



          - The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI.

Fulfilling the Intended Investment



          - By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the purchaser will have to pay the increased amount of sales charge.



          - To assure compliance with the provisions of the 1940 Act, the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.



          - If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the sales charge on the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he or she irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.



Canceling the LOI



          - If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he or she must give written notice to Invesco Aim Distributors or its designee.



          - If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.



Other Persons Eligible for the LOI Privilege



          The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992.



LOIs and Contingent Deferred Sales Charges



     All LOIs to purchase $1,000,000 or more of Class A shares of Category I, II and IV Funds are subject to an 18-month, 1% CDSC.



RIGHTS OF ACCUMULATION



          A Qualified Purchaser may also qualify for reduced initial sales charges based upon his, her or its existing investment in shares of any of the AIM Funds at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, Invesco Aim Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds owned by such purchaser, calculated at their then current public offering price.



          If a purchaser qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint.



          To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish the Transfer Agent with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.



          Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.



          If an investor's new purchase of Class A shares of a Category I, II or IV Fund is at net asset value, the newly purchased shares will be subject to a CDSC if the investor redeems them prior to the end of the 18 month holding period.



REINSTATEMENT FOLLOWING REDEMPTION



          If you redeem shares of a fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B and P redemptions may be reinvested in Class A shares with no initial sales charge. This reinstatement privilege does not apply to:



          - A purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or



          - A purchase paid for with proceeds from the redemption of shares that were held indirectly through an employee benefit plan.



          In order to take advantage of this reinstatement privilege, you must inform your financial advisor or the transfer agent that you wish to do so at the time of your investment.



          OTHER REQUIREMENTS FOR REDUCTIONS IN INITIAL SALES CHARGES. As discussed above, investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. Invesco Aim Distributors reserves the right to determine whether any purchaser is entitled to the reduced sales charge based on the definition of a Qualified Purchaser listed above. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to Qualified Purchasers.



          Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Investor Class shares of any Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.



     PURCHASES OF CLASS A SHARES AT NET ASSET VALUE. Invesco Aim Distributors permits certain categories of persons to purchase Class A shares of AIM Funds without paying an initial sales charge. These are typically categories of persons whose transactions involve little expense, such as persons who have a relationship with the funds or with Invesco Aim and certain programs for purchase. It is the purchaser's responsibility to notify Invesco Aim Distributors or its designee of any qualifying relationship at the time of purchase.



          Invesco Aim Distributors believes that it is appropriate and in the Funds' best interests that such persons, and certain other persons whose purchases result in relatively low expenses of distribution, be permitted to purchase shares through Invesco Aim Distributors without payment of a sales charge.



          Accordingly, the following purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these purchasers:

          - Any current or retired trustee, director, officer or employee of any AIM Fund or of Invesco Ltd. or any of its subsidiaries or affiliates, or any foundation, trust or employee benefit plan maintained by any of them (this includes any members of their Immediate Family);



          - Any current or retired officer, director, or employee (and members of their Immediate Family) of DST Systems, Inc. or Personix, a division of Fiserv Solutions, Inc.;



          - Any registered representative or employee of any intermediary who has an agreement with Invesco Aim Distributors to sell shares of the Funds (this includes any members of their Immediate Family);



          - Any investor who purchases their shares through an approved fee-based program (this may include any type of account for which there is some alternative arrangement made between the investor and the intermediary to provide for compensation of the intermediary for services rendered in connection with the sale of the shares and maintenance of the customer relationship);



          - Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which Invesco Aim Distributors acts as the prototype sponsor to another retirement plan or individual retirement account for which Invesco Aim Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a fund held through the plan or account;



          - Employer-sponsored retirement plans that are Qualified Purchasers, as defined above, provided that:



               a.   the plan has assets of at least $1 million;



               b. there are at least 100 employees eligible to participate in the plan; or



               c. all plan transactions are executed through a single omnibus account per Fund; further provided that retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares without paying an initial sales charge based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to
                    Section 501(c)(3) of the Code;



          -    "Grandfathered" shareholders as follows:



               a. Shareholders of record of Advisor Class shares of AIM International Growth Fund or AIM Worldwide Growth Fund on February 12, 1999 who have continuously owned shares of the AIM Funds;



               b. Shareholders of record or discretionary advised clients of any investment advisor holding shares of AIM Weingarten Fund or AIM Constellation Fund on September 8, 1986, or of AIM Charter Fund on November 17, 1986, who have continuously owned shares and who purchase additional shares of AIM Constellation Fund or AIM Charter Fund, respectively;



               c. Unitholders of G/SET series unit investment trusts investing proceeds from such trusts in shares of AIM Constellation Fund; provided, however, prior to the termination date of the trusts, a unitholder may invest proceeds from the redemption or repurchase of his units only when the investment in shares of AIM Constellation Fund is effected within 30 days of the redemption or repurchase;



               d. A shareholder of a fund that merges or consolidates with an AIM Fund or that sells its assets to an AIM Fund in exchange for shares of an AIM Fund;



               e. Shareholders of the former GT Global funds as of April 30, 1987 who since that date continually have owned shares of one or more of these funds;



               f. Certain former AMA Investment Advisers' shareholders who became shareholders of the AIM Global Health Care Fund in October 1989, and who have continuously held shares in the GT Global funds since that time;



               g. Shareholders of record of Advisor Class shares of an AIM Fund on February 11, 2000 who have continuously owned shares of that AIM Fund, and who purchase additional shares of that AIM Fund; and



               h. Additional purchases of Class A shares by shareholders of record of Class K shares on October 21, 2005 whose Class K shares were converted to Class A shares;



          - Any investor who maintains an account in Investor Class shares of a Fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and members of their Immediate Family);



          - Qualified Tuition Programs created and maintained in accordance with Section 529 of the Code;



          -    Insurance company separate accounts;



          - Retirement plan established exclusively for the benefit of an individual (specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account) if:



               a. such plan is funded by a rollover of assets from an Employer-Sponsored Retirement Plan;



               b. the account being funded by such rollover is to be maintained by the same trustee, custodian or administrator that maintained the plan from which the rollover distribution funding such rollover originated, or an affiliate thereof; and



               c. the dealer of record with respect to the account being funded by such rollover is the same as the dealer of record with respect to the plan from which the rollover distribution funding such rollover originated, or an affiliate thereof.



          - Transfers to IRAs that are attributable to AIM Fund investments held in 403(b)(7)s, SIMPLEs, SEPs, SARSEPs, Traditional or Roth IRAs; and



          - Rollovers from Invesco Aim held 403(b)(7)s, 401(K)s, SEPs, SIMPLEs, SARSEPs, Money Purchase Plans, and Profit Sharing Plans if the assets are transferred to an Invesco Aim IRA.



          In addition, an investor may acquire shares of any of the AIM Funds at net asset value in connection with:



          -    when reinvesting dividends and distributions;



          - when exchanging shares of one Fund, that were previously assessed a sales charge, for shares of another Fund; as more fully described in the Prospectus;



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          -    the purchase of shares in connection with the repayment of a retirement plan loan administered by Invesco Aim Investment Services;



          - as a result of a Fund's merger, consolidation or acquisition of the assets of another Fund;



          - the purchase of Class A shares with proceeds from the redemption of Class B or Class C shares where the redemption and purchase are effectuated on the same business day; or



          -    when buying Class A shares of AIM Tax-Exempt Cash Fund.



          PAYMENTS TO DEALERS. Invesco Aim Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with Invesco Aim Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the 1933 Act.



          The financial advisor through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution fees discussed above. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), insurance company separate account, transfer agent, registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with Invesco Aim Distributors or one or more of its corporate affiliates (collectively, the "Invesco Aim Distributors Affiliates"). In addition to those payments, Invesco Aim Distributors Affiliates may make additional cash payments to financial advisors in connection with the promotion and sale of shares of AIM Funds. Invesco Aim Distributors Affiliates make these payments from their own resources, from Invesco Aim Distributors' retention of underwriting concessions and from payments to Invesco Aim Distributors under Rule 12b-1 plans. In the case of sub-accounting payments, discussed below, Invesco Aim Distributors Affiliates will be reimbursed directly by the AIM Funds for such payments. These additional cash payments are described below. The categories described below are not mutually exclusive. The same financial advisor, or one or more of its affiliates, may receive payments under more than one or all categories. Most financial advisors that sell shares of AIM Funds receive one or more types of these cash payments. Financial advisors negotiate the cash payments to be paid on an individual basis. Where services are provided, the costs of providing the services and the overall package of services provided may vary from one financial advisor to another. Invesco Aim Distributors Affiliates do not make an independent assessment of the cost of providing such services.



          A list of certain financial advisors that received one or more types of payments below during the prior calendar year is attached here as Appendix L. This list is not necessarily current and will change over time. Certain arrangements are still being negotiated, and there is a possibility that payments will be made retroactively to financial advisors not listed below. Accordingly, please contact your financial advisor to determine whether they currently may be receiving such payments and to obtain further information regarding any such payments.



          FINANCIAL SUPPORT PAYMENTS. Invesco Aim Distributors Affiliates make financial support payments as incentives to certain financial advisors to promote and sell shares of AIM Funds. The benefits Invesco Aim Distributors Affiliates receive when they make these payments include, among other things, placing AIM Funds on the financial advisor's funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. Financial support payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including AIM Funds in its fund sales system (on its "sales shelf"). Invesco Aim Distributors Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. In addition, payments typically apply only to retail sales, and may not apply to other types of sales or assets (such as sales to retirement plans, qualified tuition programs, or fee based advisor programs - some of which may generate certain other payments described below).

          The financial support payments Invesco Aim Distributors Affiliates make may be calculated on sales of shares of AIM Funds ("Sales-Based Payments"), in which case the total amount of such payments shall not exceed 0.25% (for non-Institutional Class shares) or 0.10% (for Institutional Class shares) of the public offering price of all such shares sold by the financial advisor during the particular period. Such payments also may be calculated on the average daily net assets of the applicable AIM Funds attributable to that particular financial advisor ("Asset-Based Payments"), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of AIM Funds and Asset-Based Payments primarily create incentives to retain previously sold shares of AIM Funds in investor accounts. Invesco Aim Distributors Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.



          SUB-ACCOUNTING AND NETWORKING SUPPORT PAYMENTS. Invesco Aim Investment Services, an Invesco Aim Distributors Affiliate, acts as the transfer agent for the AIM Funds, registering the transfer, issuance and redemption of AIM Fund shares, and disbursing dividends and other distributions to AIM Funds shareholders. However, many AIM Fund shares are owned or held by financial advisors, as that term is defined above, for the benefit of their customers. In those cases, the AIM Funds often do not maintain an account for the shareholder. Thus, some or all of the transfer agency functions for these accounts are performed by the financial advisor. In these situations, Invesco Aim Distributors Affiliates may make payments to financial advisors that sell AIM Fund shares for certain transfer agency services, including record keeping and sub-accounting shareholder accounts. Payments for these services typically do not exceed 0.25% (for non-Institutional Class shares) or 0.10% (for Institutional Class shares) of average annual assets of such share classes or $19 per annum per shareholder account (for non-Institutional Class shares only). Invesco Aim Distributors Affiliates also may make payments to certain financial advisors that sell AIM Fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that Invesco Aim Distributors Affiliates may make under this category include, among others, payment of networking fees of up to $12 per shareholder account maintained on certain mutual fund trading systems.



          All fees payable by Invesco Aim Distributors Affiliates pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement are charged back to the AIM Funds, subject to certain limitations approved by the Board of the Trust.



          OTHER CASH PAYMENTS. From time to time, Invesco Aim Distributors Affiliates, at their expense and out of their own resources, may provide additional compensation to financial advisors which sell or arrange for the sale of shares of the Fund. Such compensation provided by Invesco Aim Distributors Affiliates may include payment of ticket charges per purchase or exchange order placed by a financial advisor, one-time payments for ancillary services such as setting up funds on a financial advisor's mutual fund trading systems, financial assistance to financial advisors that enable Invesco Aim Distributors Affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial advisor-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority ("FINRA") (formerly, NASD, Inc.). Invesco Aim Distributors Affiliates make payments for entertainment events it deems appropriate, subject to Invesco Aim Distributors Affiliates guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.



          Invesco Aim Distributors Affiliates are motivated to make the payments described above since they promote the sale of AIM Fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of AIM Funds or retain shares of AIM Funds in their clients' accounts, Invesco Aim Distributors Affiliates benefit from the incremental management and other fees paid to Invesco Aim Distributors Affiliates by the AIM Funds with respect to those assets.

          In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in the prospectus. You can ask your financial advisor about any payments it receives from Invesco Aim Distributors Affiliates or the AIM Funds, as well as about fees and/or commissions it charges. You should consult disclosures made by your financial advisor at the time of purchase.



Purchases of Class B Shares



          Class B shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within six years after purchase. See the Prospectus for additional information regarding contingent deferred sales charges. Invesco Aim Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments will equal 4.00% of the purchase price and will consist of a sales commission equal to 3.75% plus an advance of the first year service fee of 0.25%.



Purchases of Class C Shares



          Class C shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within the first year after purchase (no CDSC applies to Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM LIBOR Alpha Fund or AIM Short Term Bond Fund). See the Prospectus for additional information regarding this CDSC. Invesco Aim Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds (except for Class C shares of AIM LIBOR Alpha Fund and AIM Short Term Bond Fund) at the time of such sales. Payments with respect to Funds other than AIM Floating Rate Fund will equal 1.00% of the purchase price and will consist of a sales commission of 0.75% plus an advance of the first year service fee of 0.25%. Payments with respect to AIM Floating Rate Fund will equal 0.75% of the purchase price and will consist of a sales commission of 0.50% plus an advance of the first year service fee of 0.25%. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record of AIM Advisor Funds, Inc. on April 30, 1995, who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where Invesco Aim Distributors grants an exemption on particular transactions.



Payments with Regard to Converted Class K Shares



          For Class A shares acquired by a former Class K shareholder (i) as a result of a fund merger; or (ii) as a result of the conversion of Class K shares into Class A shares on October 21, 2005, Invesco Aim Distributors will pay financial intermediaries 0.45% on such Class A shares as follows: (i) 0.25% from the Class A shares' Rule 12b-1 plan fees; and (ii) 0.20% from Invesco Aim Distributors' own resources provided that, on an annualized basis for 2005 as of October 21, 2005, the 0.20% exceeds $2,000 per year.



Purchase and Redemption of Class P Shares



          Certain former investors in the AIM Summit Plans I and II may acquire Class P shares at net asset value. Please see AIM Summit Fund's Prospectus for details.



Purchases of Class R Shares



          Class R shares are sold at net asset value, and are not subject to an initial sales charge. If Invesco Aim Distributors pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the retirement plan's initial purchase. For purchases of Class R shares of Category I, II or IV Funds, Invesco Aim Distributors may make the following payments to dealers of record provided that the applicable dealer of record is able to establish that the purchase of Class R shares is a new investment or a rollover from a retirement plan in which an AIM Fund was offered as an investment option:



                         PERCENT OF CUMULATIVE PURCHASES



                    0.75% of the first $5 million
                    plus 0.50% of amounts in excess of $5 million



          With regard to any individual purchase of Class R shares, Invesco Aim Distributors may make payment to the dealer of record based on the cumulative total of purchases made by the same plan over the life of the plan's account(s).



Purchases of Investor Class Shares



          Investor Class shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC. Invesco Aim Distributors may pay dealers and institutions an annual service fee of 0.25% of average daily net assets and such payments will commence immediately. The Investor Class is closed to new investors.



Purchases of Institutional Class Shares



          Institutional Class shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC. Please refer to the Institutional Class Prospectus for more information.



Exchanges



          TERMS AND CONDITIONS OF EXCHANGES. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends, and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange.



Redemptions



          GENERAL. Shares of the AIM Funds may be redeemed directly through Invesco Aim Distributors or through any dealer who has entered into an agreement with Invesco Aim Distributors. In addition to the Funds' obligation to redeem shares, Invesco Aim Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with Invesco Aim Distributors must phone orders to the order desk of the Funds at (800) 959-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value per share of the applicable Fund next determined after the repurchase order is received in good order. Such an arrangement is subject to timely receipt by Invesco Aim Investment Services, the Funds' transfer agent, of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by a Fund or by Invesco Aim Distributors (other than any applicable contingent deferred sales charge and any applicable redemption fee) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.



          SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed when (a) trading on the NYSE is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of a Fund not reasonably practicable.



          SYSTEMATIC REDEMPTION PLAN. A Systematic Redemption Plan permits a shareholder of an AIM Fund to withdraw on a regular basis at least $50 per withdrawal. At the time the withdrawal plan is established, the total account value must be $5,000 or more. Under a Systematic Redemption Plan, all shares are to be held by Invesco Aim Investment Services. To provide funds for payments made under the Systematic Redemption Plan, Invesco Aim Investment Services redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.



          Payments under a Systematic Redemption Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of Class A shares, it is disadvantageous to effect such purchases while a Systematic Redemption Plan is in effect.



          Each AIM Fund bears its share of the cost of operating the Systematic Redemption Plan.



Contingent Deferred Sales Charges Imposed upon Redemption of Shares



          A CDSC may be imposed upon the redemption of Large Purchases of Class A shares of Category I, II and IV Funds, upon the redemption of Class B shares or Class C shares (no CDSC applies to Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM LIBOR Alpha Fund or AIM Short Term Bond Fund) and, in certain circumstances, upon the redemption of Class R shares. See the Prospectus for additional information regarding CDSCs.



          CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR LARGE PURCHASES OF CLASS A SHARES. An investor who has made a Large Purchase of Class A shares of a Category I, II or IV Fund, will not be subject to a CDSC upon the redemption of those shares in the following situations:



          - Redemptions of shares of Category I, II or IV Funds held more than 18 months;



          - Redemptions of shares held by retirement plans, maintained pursuant to Section 401, 403 or 457 of the Code, in cases where
               (i) the plan has remained invested in Class A shares of a Fund for at least 12 months, or (ii) the redemption is not a complete redemption of shares held by the plan;



          - Redemptions of shares by the investor where the investor's dealer waives the amounts otherwise payable to it by the distributor and notifies the distributor prior to the time of investment;



          - Minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2;



          -    Redemptions following the death or post-purchase disability of
               (i) any registered shareholders on an account or (ii) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability, provided that shares have not been commingled with shares that are subject to CDSC; and



          - Amounts from a monthly, quarterly or annual Systematic Redemption Plan of up to an annual amount of 12% of the account value on a per fund basis provided the investor reinvests his dividends. At the time the withdrawal plan is established, the total account value must be $5,000 or more.

          CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR CLASS B AND C SHARES. CDSCs will not apply to the following redemptions of Class B or Class C shares, as applicable:



          - Additional purchases of Class C shares of AIM International Core Equity Fund and AIM Real Estate Fund by shareholders of record on April 30, 1995, of AIM International Value Fund, predecessor to AIM International Core Equity Fund, and AIM Real Estate Fund, except that shareholders whose broker-dealers maintain a single omnibus account with Invesco Aim Investment Services on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995, from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996;



          -    Redemptions following the death or post-purchase disability of
               (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability, provided that shares have not been commingled with shares that are subject to CDSC;



          -    Certain distributions from individual retirement accounts,
               Section 403(b) retirement plans, Section 457 deferred compensation plans and Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant's or beneficiary's account value in a particular Fund; (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer no later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class B or Class C shares of one or more of the Funds; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Code) of the participant or beneficiary;



          - Amounts from a monthly or quarterly Systematic Redemption Plan of up to an annual amount of 12% of the account value on a per fund basis provided the investor reinvests his dividends. At the time the withdrawal plan is established, the total account value must be $5,000 or more;



          - Liquidation initiated by the Fund when the account value falls below the minimum required account size of $500; and



          -    Investment account(s) of Invesco Aim and its affiliates.



          CDSCs will not apply to the following redemptions of Class C shares:



          - A total or partial redemption of shares where the investor's dealer of record notifies the distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable to him;



          - A total or partial redemption which is necessary to fund a distribution requested by a participant in a Redemption of shares held by retirement plans, maintained pursuant to Section 401, 403, or 457 of the Code, in cases where (i) the plan has remained invested in Class C shares of a Fund for at least 12 months, or
               (ii) the redemption is not a complete redemption of all Class C shares held by the plan; and



          - Redemptions of Class C shares of a Fund other than AIM LIBOR Alpha Fund or AIM Short Term Bond Fund if you received such Class C shares by exchanging Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund.

          CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR CLASS R SHARES. CDSCs will not apply to the following redemptions of Class R shares:



          - A total or partial redemption of Class R shares where the retirement plan's dealer of record notifies the distributor prior to the time of investment that the dealer waives the upfront payment otherwise payable to him; and



          - Redemptions of shares held by retirement plans, maintained pursuant to Section 401, 403, or 457 of the Code, in cases where
               (i) the plan has remained invested in Class R shares of a Fund for at least 12 months, or (ii) the redemption is not a complete redemption of all Class R shares held by the plan.



General Information Regarding Purchases, Exchanges and Redemptions



          GOOD ORDER. Purchase, exchange and redemption orders must be received in good order in accordance with Invesco Aim Investment Services policy and procedures and U.S. regulations. Invesco Aim Investment Services reserves the right to refuse transactions. Transactions not in good order will not be processed and once brought into good order, will receive current price. To be in good order, an investor or financial intermediary must supply Invesco Aim Investment Services with all required information and documentation, including signature guarantees when required. In addition, if a purchase of shares is made by check, the check must be received in good order. This means that the check must be properly completed and signed, and legible to Invesco Aim Investment Services in its sole discretion. If a check used to purchase shares does not clear, or if any investment order must be canceled due to nonpayment, the investor will be responsible for any resulting loss.



          AUTHORIZED AGENTS. Invesco Aim Investment Services and Invesco Aim Distributors may authorize agents to accept purchase and redemption orders that are in good form on behalf of the AIM Funds. In certain cases, these authorized agents are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. The Fund will be deemed to have received the purchase or redemption order when the Fund's authorized agent or its designee accepts the order. The order will be priced at the net asset value next determined after the order is accepted by the Fund's authorized agent or its designee.



          SIGNATURE GUARANTEES. In addition to those circumstances listed in the "Shareholder Information" section of each Fund's prospectus, signature guarantees are required in the following situations: (1) requests to transfer the registration of shares to another owner; (2) telephone exchange and telephone redemption authorization forms; (3) changes in previously designated wiring or electronic funds transfer instructions; (4) written redemptions or exchanges of shares held in certificate form previously reported to Invesco Aim as lost, whether or not the redemption amount is under $250,000 or the proceeds are to be sent to the address of record; and (5) requests to redeem accounts where the proceeds are over $250,000 or the proceeds are to be sent to an address or a bank other than the address or bank of record. AIM Funds may waive or modify any signature guarantee requirements at any time.



          Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in Invesco Aim Investment Services' current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. Notary public signatures are not an acceptable replacement for a signature guarantee. Invesco Aim Investment Services will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the total transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution" and to determine how to fulfill a signature guarantee requirement, an investor should contact the Client Services Department of Invesco Aim Investment Services.



          TRANSACTIONS BY TELEPHONE. By signing an account application form, an investor appoints Invesco Aim Investment Services as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by Invesco Aim Investment Services in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. Invesco Aim Investment Services and Invesco Aim Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that Invesco Aim Investment Services and Invesco Aim Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. Invesco Aim Investment Services reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor.



          INTERNET TRANSACTIONS. An investor may effect transactions in his account through the internet by establishing a Personal Identification Number
(PIN). By establishing a PIN the investor acknowledges and agrees that neither Invesco Aim Investment Services nor Invesco Aim Distributors will be liable for any loss, expense or cost arising out of any internet transaction effected by them in accordance with any instructions submitted by a user who transmits the PIN as authentication of his or her identity. Procedures for verification of internet transactions include requests for confirmation of the shareholder's personal identification number and mailing of confirmations promptly after the transactions. The investor also acknowledges that the ability to effect internet transactions may be terminated at any time by the AIM Funds. Policies for processing transactions via the Internet may differ from policies for transactions via telephone due to system settings.



          ABANDONED PROPERTY. It is the responsibility of the investor to ensure that Invesco Aim Investment Services maintains a correct address for his account(s). An incorrect address may cause an investor's account statements and other mailings to be returned to Invesco Aim Investment Services. Upon receiving returned mail, Invesco Aim Investment Services will attempt to locate the investor or rightful owner of the account. If unsuccessful, Invesco Aim Investment Services will retain a shareholder locator service with a national information database to conduct periodic searches for the investor. If the search firm is unable to locate the investor, the search firm will determine whether the investor's account has legally been abandoned. Invesco Aim Investment Services is legally obligated to escheat (or transfer) abandoned property to the appropriate state's unclaimed property administrator in accordance with statutory requirements. The investor's last known address of record determines which state has jurisdiction.



          MISCELLANEOUS FEES. In certain circumstances, the intermediary maintaining the shareholder account through which your Fund shares are held may assess various fees related to the maintenance of that account, such as:



          - an annual custodial fee on accounts where Invesco Aim Distributors acts as the prototype sponsor;



          - expedited mailing fees in response to overnight redemption requests; and



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          -    copying and mailing charges in response to requests for duplicate statements.



Please consult with your intermediary for further details concerning any applicable fees.


INSTITUTIONAL CLASS SHARES

          Before the initial purchase of shares, an investor must submit a completed account application to his financial intermediary, who should forward the application to Invesco Aim Investment Services, Inc. at P.O. Box 4497, Houston, Texas 77210-4497. An investor may change information in his account application by submitting written changes or a new account application to his intermediary or to Invesco Aim Investment Services.

          Purchase and redemption orders must be received in good order. To be in good order, the financial intermediary must give Invesco Aim Investment Services all required information and documentation with respect to the investor. If the intermediary fails to deliver the investor's payment on the required settlement date, the intermediary must reimburse the Fund for any overdraft charges incurred.

          A financial intermediary may submit a written request to Invesco Aim Investment Services for correction of transactions involving Fund shares. If Invesco Aim Investment Services agrees to correct a transaction, and the correction requires a dividend adjustment, the intermediary must agree in writing to reimburse the Fund for any resulting loss.

          An investor may terminate his relationship with an intermediary and become the shareholder of record on his account. However, until the investor establishes a relationship with an intermediary, the investor will not be able to purchase additional shares of the Fund, except through the reinvestment of distributions.

          Payment for redeemed shares is normally made by Federal Reserve wire to the bank account designated in the investor's account application, but may be sent by check at the investor's request. By providing written notice to his financial intermediary or to Invesco Aim Investment Services, an investor may change the bank account designated to receive redemption proceeds. Invesco Aim Investment Services may request additional documentation.

          Invesco Aim Investment Services may request that an intermediary maintain separate master accounts in the Fund for shares held by the intermediary (a) for its own account, for the account of other institutions and for accounts for which the intermediary acts as a fiduciary; and (b) for accounts for which the intermediary acts in some other capacity. An intermediary may aggregate its master accounts and sub-accounts to satisfy the minimum investment requirement.

          Platform sponsors that provide investment vehicles to fund Section 401 defined contribution plans and have entered into written agreements with Invesco Aim Distributors to waive applicable investment minimums may purchase Institutional Class shares for accounts within such plans.

OFFERING PRICE

          The following formula may be used to determine the public offering price per Class A share of an investor's investment:

          Net Asset Value / (1 - Sales Charge as % of Offering Price ) = Offering Price.


          For example, at the close of business on December 31, 2007, AIM Basic Value Fund - Class A shares had a net asset value per share of $31.51. The offering price, assuming an initial sales charge of 5.50%, was $33.34.



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Calculation of Net Asset Value

          Each Fund determines its net asset value per share once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, each Fund determines its net asset value per share as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the NYSE. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. The Funds determine net asset value per share by dividing the value of a Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of a Fund's net asset value per share is made in accordance with generally accepted accounting principles. Generally, the portfolio securities for non-money market funds are recorded in the NAV no later than trade date plus one, except on fiscal quarter ends such securities are recorded on trade date. For money market funds portfolio securities are recorded in the NAV on trade date. The net asset value for shareholder transactions may be different than the net asset value reported in the Fund's financial statement due to adjustments required by generally accepted accounting principles made to the net assets of the Fund at period end.

          Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

          A security listed or traded on an exchange (excluding convertible bonds) held by a Fund is valued at its last sales price or official closing price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Each equity security traded in the over-the-counter market is valued on the basis of prices furnished by independent pricing vendors or market makers. Debt securities (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing vendor. Evaluated quotes provided by the pricing vendor may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data.

          Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and ask prices.

          Short-term obligations having 60 days or less to maturity and commercial paper are priced at amortized cost which approximates value. Generally, trading in corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of a Fund's shares are determined at such times. Occasionally, events affecting the values of such securities may occur between the times at which such values are determined and the close of the customary trading session of the NYSE. If Invesco Aim believes a development/event has actually caused a closing price to no longer reflect current market value, the closing price may be adjusted to reflect the fair value of the affected security as of the close of the NYSE as determined in good faith using procedures approved by the Board.

          Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities,


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the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco Aim believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco Aim will use the indication of fair value from the pricing vendor to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Multiple factors may be considered by the pricing vendor in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds.

          Fund securities primarily traded in foreign markets may be traded in such markets on days that are not business days of the Fund. Because the net asset value per share of each Fund is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when an investor cannot exchange or redeem shares of the Fund.

          Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and ask prices.

          Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

REDEMPTIONS IN KIND

          Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind). For instance, a Fund may make a redemption in kind if a cash redemption would disrupt its operations or performance. Securities that will be delivered as payment in redemptions in kind will be valued using the same methodologies that the Fund typically utilizes in valuing such securities. Shareholders receiving such securities are likely to incur transaction and brokerage costs on their subsequent sales of such securities, and the securities may increase or decrease in value until the shareholder sells them. The Trust, on behalf of the Funds, has made an election under Rule 18f-1 under the 1940 Act (a "Rule 18f-1 Election"), and therefore, the Trust, on behalf of a Fund, is obligated to redeem for cash all shares presented to such Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of that Fund's net assets in any 90-day period. The Rule 18f-1 Election is irrevocable while Rule 18f-1 under the 1940 Act is in effect unless the SEC by order permits withdrawal of such Rule 18f-1 Election.

BACKUP WITHHOLDING

          Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a correctly completed and currently effective Internal Revenue Service ("IRS") Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will generally be subject to backup withholding.

          Each AIM Fund, and other payers, generally must withhold 28% of redemption payments and reportable dividends (whether paid or accrued) including long-term capital gain dividends, in the case of


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any shareholder who fails to provide the Fund with a taxpayer identification number ("TIN") and a certification that he is not subject to backup withholding. Under current IRS guidance, each AIM Fund and other payer must generally withhold 28% on exempt-interest dividends paid after March 31, 2007, in the case of any shareholder who fails to provide the Fund with such information.

          An investor is subject to backup withholding if:

          1.   the investor fails to furnish a correct TIN to the Fund;

          2. the IRS notifies the Fund that the investor furnished an incorrect TIN;

          3. the investor or the Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only);

          4. the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only); or

          5. the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

          Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds are subject to backup withholding only if (1), (2) or (5) above applies.

          Certain payees and payments are exempt from backup withholding and information reporting. Invesco Aim or Invesco Aim Investment Services will not provide Form 1099 to those payees.

          Investors should contact the IRS if they have any questions concerning withholding.

          IRS PENALTIES - Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

          NONRESIDENT ALIENS - Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 generally remains in effect for a period starting on the date the Form is signed and ending on the last day of the third succeeding calendar year. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and other distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS


          Each Fund, except AIM Income Allocation Fund, intends to declare and pay annually any net investment income dividends and any capital gain distributions. AIM Income Allocation Fund will declare and pay dividends quarterly and capital gains annually. Each Fund, however, may declare and pay capital gain distributions more than once per year as permitted by law. Each Fund intends to distribute substantially all of its net investment income and capital gain net income (excess of capital gains over capital losses). All dividends and distributions will be automatically reinvested in additional shares of the same class of each Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of another AIM Fund, subject to the terms and conditions set forth in the Prospectus under the caption "Purchasing Shares - Automatic



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Dividend and Distribution Investment". Such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. If a shareholder's account does not have any shares in it on a dividend or capital gain distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.

          Dividends on Class B, Class C and Class R shares of certain funds are expected to be lower than those for Class A shares and Institutional Class shares of the same fund because of higher distribution fees paid by Class B, Class C and Class R shares. Other class-specific expenses may also affect dividends on shares of those classes. Expenses attributable to a particular class ("Class Expenses") include distribution plan expenses, which must be allocated to the class for which they are incurred. Other expenses may be allocated as Class Expenses, consistent with applicable legal principles under the 1940 Act and the Code.

TAX MATTERS

          The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

          QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed under Subchapter M of the Code as a regulated investment company and intends to maintain its qualification as such in each of its taxable years. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes an amount equal to (i) at least 90% of its investment company taxable income (i.e., net investment income, net foreign currency ordinary gain or loss and the excess of net short-term capital gain over net long-term capital loss) and (ii) at least 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gain of the taxable year and can therefore satisfy the Distribution Requirement.

          Each Fund presently intends to elect under applicable Treasury regulations to treat any net capital loss and any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year in determining its taxable income for the current taxable year. Certain Funds may also elect under the same regulations to treat all or part of any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding taxable year.

          Each Fund may use "equalization accounting" in determining the portion of its net investment income and capital gain net income that has been distributed. A Fund that elects to use equalization accounting will allocate a portion of its realized investment income and capital gain to redemptions of Fund shares and will reduce the amount of such income and gain that it distributes in cash. However, each Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. The IRS has not published any guidance concerning the methods to be used in allocating investment income and capital gain to redemptions of shares. In the event that the IRS determines that a Fund is using an improper method of allocation and has underdistributed its net investment income or capital gain net income for any taxable year, such Fund may be liable for additional federal income tax.

          In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies (to the extent such currency gain is directly related to the regulated investment company's principal business of


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investing in stock or securities), other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from certain publicly traded partnerships (the "Income Requirement"). Under certain circumstances, a Fund may be required to sell portfolio holdings to meet this requirement.

          In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company (the "Asset Diversification Test"). Under this test, at the close of each quarter of each Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers, as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or, collectively, in securities of certain publicly traded partnerships.

          For purposes of the Asset Diversification Test, the IRS has ruled that the issuer of a purchased listed call option on stock is the issuer of the stock underlying the option. The IRS has also informally ruled that, in general, the issuers of purchased or written call and put options on securities, of long and short positions on futures contracts on securities and of options on such future contracts are the issuers of the securities underlying such financial instruments where the instruments are traded on an exchange.

          Where the writer of a listed call option owns the underlying securities, the IRS has ruled that the Asset Diversification Test will be applied solely to such securities and not to the value of the option itself. With respect to options on securities indexes, futures contracts on securities indexes and options on such futures contracts, the IRS has informally ruled that the issuers of such options and futures contracts are the separate entities whose securities are listed on the index, in proportion to the weighing of securities in the computation of the index. It is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or the foreign government backing the particular currency. Due to this uncertainty and because the Funds may not rely on informal rulings of the IRS, the Funds may find it necessary to seek a ruling from the IRS as to the application of the Asset Diversification Test to certain of the foregoing types of financial instruments or to limit its holdings of some or all such instruments in order to stay within the limits of such test.

          Under an IRS revenue procedure, a Fund may treat its position as lender under a repurchase agreement as a U.S. Government security for purposes of the Asset Diversification Test where the repurchase agreement is fully collateralized (under applicable SEC standards) with securities that constitute U.S. Government securities.

          If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits. Such distributions generally would be eligible for the dividends received deduction in the case of corporate shareholders and would be included in the qualified dividend income of noncorporate shareholders. See "Fund Distributions" below.

Asset Allocation Funds

          An Asset Allocation Fund will invest its assets in shares of the Underlying Funds, cash and money market instruments. Accordingly, an Asset Allocation Fund's income will consist of distributions from the Underlying Funds, net gains realized from the disposition of Underlying Fund shares and interest. If an Underlying Fund qualifies for treatment as a regulated investment company under the


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Code - each has done so for its past taxable years and intends to continue to do so for its current and future taxable years - (1) dividends paid to an Asset Allocation Fund from the Underlying Fund's investment company taxable income (which may include net gains from certain foreign currency transactions and net short-term capital gains) will be taxable to an Asset Allocation Fund as ordinary income, (2) dividends paid to an Asset Allocation Fund that an Underlying Fund designates as capital gain dividends (as discussed below) will be taxable to an Asset Allocation Fund as long-term capital gain, (3) dividends paid to an Asset Allocation Fund that an Underlying Fund designates as qualifying dividends from domestic corporations (as discussed below) will be treated as dividends eligible for the dividends received deduction and (4) dividends paid to an Asset Allocation Fund that an Underlying Fund designates as qualified dividend income (as discussed below) will be treated by the Asset Allocation Fund as qualifying dividends taxable at a maximum rate of 15% to individuals and other noncorporate taxpayers. If shares of an Underlying Fund are purchased within 30 days before or after redeeming at a loss other shares of that Underlying Fund (whether pursuant to a rebalancing of an Asset Allocation Fund's portfolio or otherwise), all or a part of the loss will not be deductible by an Asset Allocation Fund and instead will increase its basis for the newly purchased shares.

          Although an Underlying Fund will be eligible to elect to "pass-through" to its shareholders (including an Asset Allocation Fund) the benefit of the foreign tax credit if more than 50% in the value of its total assets at the close of any taxable year consists of securities of foreign corporations, an Asset Allocation Fund will not qualify to pass that benefit through to its shareholders because of its inability to satisfy the asset test. Accordingly, an Asset Allocation Fund will deduct the amount of any foreign taxes passed through by an Underlying Fund in determining its investment company taxable income.

          DETERMINATION OF TAXABLE INCOME OF A REGULATED INVESTMENT COMPANY. In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made an election to accrue market discount into income. If a Fund purchases a debt obligation that was originally issued at a discount, the Fund is generally required to include in gross income each year the portion of the original issue discount which accrues during such year. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a forward foreign currency contract or of foreign currency itself, will generally be treated as ordinary income or loss. In certain cases, a Fund may make an election to treat such gain or loss as capital.

          Certain hedging transactions that may be engaged in by certain of the Funds (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under Section 1259 of the Code if a Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will generally be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).

          Some of the forward foreign currency exchange contracts, options and futures contracts that certain of the Funds may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts that a Fund holds are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of
Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for


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the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss. If such a future or option is held as an offsetting position and can be considered a straddle under Section 1092 of the Code, such a straddle will constitute a mixed straddle. A mixed straddle will be subject to both Section 1256 and Section 1092 unless certain elections are made by the Fund.

          Other hedging transactions in which the Funds may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

          Because application of any of the foregoing rules governing Section 1256 contracts, constructive sales, straddle and conversion transactions may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected investment or straddle positions, the taxable income of a Fund may exceed or be less than its book income. Accordingly, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income, qualified dividend income or long-term capital gain may also differ from the book income of the Fund and may be increased or decreased as compared to a fund that did not engage in such transactions.

          SWAP AGREEMENTS. Each Fund may enter into swap agreements as permitted by each Fund's prospectus. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in certain types of swap agreements. Moreover, the rules governing the tax aspects of certain types of these agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while a Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. Each Fund intends to monitor developments in this area.

          EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income (excess of capital gains over capital losses) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

          For purposes of the excise tax, a regulated investment company shall
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude
Section 988 foreign currency gains and losses incurred after October 31 (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

          Each Fund generally intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, in the event that the Internal Revenue Service determines that a

Fund is using an improper method of allocation for purposes of equalization accounting (as discussed above), such Fund may be liable for excise tax. Moreover, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. In addition, under certain circumstances, a Fund may elect to pay a minimal amount of excise tax.

          PFIC INVESTMENTS. The Funds are permitted to invest in foreign equity securities and thus may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.

          The application of the PFIC rules may affect, among other things, the character of gain, the amount of gain or loss and the timing of the recognition and character of income with respect to PFIC stock, as well as subject the Funds themselves to tax on certain income from PFIC stock. For these reasons the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

          FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends received deduction for corporations and as qualified dividend income for individuals and other noncorporate taxpayers to the extent discussed below and to the extent that shareholders have held their fund shares for a minimum required period.

          A Fund may either retain or distribute to shareholders its net capital gain (net long-term capital gain over net short-term capital loss) for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain (currently taxable at a maximum rate of 15% for noncorporate shareholders) regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carry forwards) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

          Subject to applicable Code limitations, each Fund will be allowed to take into account a net capital loss (excess of losses over gains from the sale of capital assets) from a prior taxable year as a short-term capital loss for the current taxable year in determining its investment company taxable income and net capital gain.

          Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year.

          Ordinary income dividends paid by a Fund to individuals and other noncorporate taxpayers will be treated as qualified dividend income that is subject to tax at a maximum rate of 15% to the extent of the amount of qualifying dividends received by the Fund from domestic corporations and from foreign corporations that are either incorporated in a possession of the United States, or are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program. In addition, qualifying dividends include dividends paid with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Dividends received by the Fund from PFICs are not qualifying dividends. If the qualifying dividend income received by a Fund is


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

equal to 95% (or a greater percentage) of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

          Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. However, the AMT on capital gain dividends and qualified dividend income paid by a Fund to a noncorporate shareholder may not exceed a maximum rate of 15%. The AMT applicable to corporations may reduce the value of the dividends received deduction. However, certain small corporations are wholly exempt from the AMT.

          Distributions by a Fund that are not made from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares.

          Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the ex-dividend date.

          Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

          If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

          SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be deferred under the wash sale rules if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Currently, any long-term capital gain recognized by a non-corporate shareholder will be subject to tax at a maximum rate of 15%. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

          AIS may provide Fund shareholders with information concerning the average cost basis of their shares in order to help them calculate their gain or loss from a sale or redemption. This information is supplied as a convenience to shareholders and will not be reported to the IRS. Although the IRS permits the use of several methods to determine the cost basis of mutual fund shares, the cost basis information provided by AIS will be calculated using only the single-category average cost method. Neither AIS nor the Fund recommends any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. Even if you have reported gains or losses for a Fund in past years using another method of basis determination, you may be able to use the average cost method for determining gains or losses in the current year. However, once you have elected to use the average cost method, you must continue to use it unless you apply to the IRS for permission to change methods.

          If a shareholder (a) incurs a sales load in acquiring shares of a Fund, (b) disposes of such shares less than 91 days after they are acquired, and
(c) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. The wash sale rules may also limit the amount of loss that may be taken into account on disposition after such adjustment.

          BACKUP WITHHOLDING. The Funds may be required to withhold 28% of taxable distributions and/or redemption payments. For more information refer to "Purchase, Redemption and Pricing of Shares - Backup Withholding".

          FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions (other than exempt-interest dividends or distributions of long-term capital gain) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gain realized on the redemption of shares of a Fund, exempt-interest dividends, capital gain dividends and amounts retained by a Fund that are designated as undistributed net capital gain.

          As a consequence of the enactment of the American Jobs Creation Act of 2004, such a foreign shareholder will also generally be exempt from U.S. federal income tax on distributions that a Fund designates as "short-term capital gain dividends" or as "interest-related dividends" for Fund taxable years beginning after December 31, 2004 and before January 1, 2008, and foreign shareholders may obtain refunds of tax withheld from amounts so designated by filing a United States tax return. The aggregate amount that may be designated as short-term capital gain dividends for a Fund's taxable year is equal to the excess (if any) of the Fund's net short-term capital gain (including short-term capital gain dividends received from another regulated investment company) over its net long-term capital loss. The aggregate amount designated as interest-related dividends for any Fund taxable year is generally limited to the excess of the amount of "qualified interest income" of the Fund over allocable expenses. Qualified interest income is generally equal to the sum of a Fund's U.S.-source income that constitutes (1) bank deposit interest; (2) short-term original issue discount that is exempt from withholding tax; (3) interest on a debt obligation which is in registered form, unless it is earned on a debt obligation issued by a corporation or partnership in which the Fund holds a 10-percent ownership interest or its payment is contingent on certain events; and (4) interest-related dividends received from another regulated investment company. An Asset Allocation Fund may designate distributions out of short-term capital gain dividends and interest-related dividends received from an Underlying Fund as short-term capital gain dividends and interest-related dividends paid to its own shareholders.

          The Funds do not intend to designate any distributions made after December 31, 2006 as short-term capital gain dividends or interest-related dividends.

          If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, short-term capital gain dividends, interest-related dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.


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

          In the case of foreign non-corporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

          Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from the Foreign Tax Election (see discussion below), but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

          Foreign persons who file a United States tax return to obtain a U.S. tax refund and who are not eligible to obtain a social security number must apply to the IRS for an individual taxpayer identification number, using IRS Form W-7. For a copy of the IRS Form W-7 and accompanying instructions, please contact your tax adviser or the IRS.


          Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit. Estates of non-resident alien shareholders dying after December 31, 2004 and before January 1, 2008 will be able to exempt from federal estate tax the proportion of the value of a Fund's shares attributable to "qualifying assets" held by the Fund at the end of the quarter immediately preceding the non-resident alien shareholders' death (or such other time as the IRS may designate in regulations). Qualifying assets include bank deposits and other debt obligations that pay interest or accrue original issue discount that is exempt from withholding tax, debt obligations of a domestic corporation that are treated as giving rise to foreign source income, and other investments that are not treated for tax purposes as being within the United States. Through December 31, 2007, shareholders will be advised annually of the portion of a Fund's assets that constituted qualifying assets at the end of each quarter of its taxable year.


          The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

          FOREIGN INCOME TAX. Investment income received by each Fund from sources within foreign countries may be subject to foreign income tax withheld at the source, and the amount of tax withheld will generally be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.

          If more than 50% of the value of a Fund's total assets at the close of each taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income tax paid by the Fund (the "Foreign Tax Election") in lieu of deducting such amount in determining its investment company taxable income. Pursuant to the Foreign Tax Election, shareholders will be required (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income tax paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign tax in computing their taxable income, or to use it (subject to various Code limitations) as a foreign tax credit against Federal income tax (but not both). No deduction for foreign tax may be claimed by a non-corporate shareholder who does not itemize deductions or who is subject to alternative minimum tax.

          Unless certain requirements are met, a credit for foreign tax is subject to the limitation that it may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to the shareholder's foreign source taxable income. In determining the source and character


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

of distributions received from a Fund for this purpose, shareholders will be required to allocate Fund distributions according to the source of the income realized by the Fund. Each Fund's gain from the sale of stock and securities and certain currency fluctuation gain and loss will generally be treated as derived from U.S. sources. In addition, the limitation on the foreign tax credit is applied separately to foreign source "passive" income, such as dividend income, and the portion of foreign source income consisting of qualified dividend income is reduced by approximately 57% to account for the tax rate differential. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign tax included on Form 1099 and whose foreign source income is all "qualified passive income" may elect each year to be exempt from the foreign tax credit limitation and will be able to claim a foreign tax credit without filing Form 1116 with its corresponding requirement to report income and tax by country. Moreover, no foreign tax credit will be allowable to any shareholder who has not held his shares of the Fund for at least 16 days during the 30-day period beginning 15 days before the day such shares become ex-dividend with respect to any Fund distribution to which foreign income taxes are attributed (taking into account certain holding period reduction requirements of the Code). Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund.


          EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on April 3, 2007. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.


          Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

                           DISTRIBUTION OF SECURITIES

DISTRIBUTION PLANS

          The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund's Class A shares, Class B shares, Class C shares, Class R shares and Investor Class shares, if applicable (collectively the "Plans"). Each Fund, pursuant to the Plans, pays Invesco Aim Distributors compensation at the annual rate, shown immediately below, of the Fund's average daily net assets of the applicable class.

                                                                              INVESTOR
                FUND                  CLASS A   CLASS B   CLASS C   CLASS R    CLASS
                ----                  -------   -------   -------   -------   --------
AIM Basic Value Fund                   0.25%     1.00%     1.00%     0.50%       N/A
AIM Conservative Allocation Fund       0.25      1.00      1.00      0.50        N/A
AIM Global Equity Fund                 0.25      1.00      1.00      0.50        N/A
AIM Growth Allocation Fund             0.25      1.00      1.00      0.50        N/A
AIM Income Allocation Fund             0.25      1.00      1.00      0.50        N/A
AIM International Allocation Fund      0.25      1.00      1.00      0.50        N/A
AIM Mid Cap Core Equity Fund           0.25      1.00      1.00      0.50        N/A
AIM Moderate Allocation Fund           0.25      1.00      1.00      0.50        N/A
AIM Moderate Growth Allocation Fund    0.25      1.00      1.00      0.50        N/A
AIM Moderately Conservative
   Allocation Fund                     0.25      1.00      1.00      0.50        N/A
AIM Small Cap Growth Fund              0.25      1.00      1.00      0.50       0.25%


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

          AIM Small Cap Growth Fund, pursuant to its Investor Class Plan, pays Invesco Aim Distributors an amount necessary to reimburse Invesco Aim Distributors for its actual allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares of the Fund.

          All of the Plans compensate Invesco Aim Distributors for the purpose of financing any activity which is primarily intended to result in the sale of shares of the Funds. Such activities include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each Plan.

          Amounts payable by a Fund under the Class A, Class B, Class C and Class R Plans need not be directly related to the expenses actually incurred by Invesco Aim Distributors on behalf of each Fund. The Plans do not obligate the Funds to reimburse Invesco Aim Distributors for the actual allocated share of expenses Invesco Aim Distributors may incur in fulfilling its obligations under these Plans. Thus, even if Invesco Aim Distributors' actual allocated share of expenses exceeds the fee payable to Invesco Aim Distributors at any given time, under these Plans, the Funds will not be obligated to pay more than that fee. If Invesco Aim Distributors' actual allocated share of expenses is less than the fee it receives, under these Plans, Invesco Aim Distributors will retain the full amount of the fee.

          Amounts payable by AIM Small Cap Growth Fund under its Investor Class Plans are directly related to the expenses incurred by Invesco Aim Distributors on behalf of the Fund, as the Plan obligates the Fund to reimburse Invesco Aim Distributors for its actual allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares of the Fund. If Invesco Aim Distributors' actual allocated share of expenses incurred pursuant to the Investor Class Plan for the period exceeds the 0.25% annual cap, under this Plan AIM Small Cap Growth Fund will not be obligated to pay more than the 0.25% annual cap. If Invesco Aim Distributors' actual allocated share of expenses incurred pursuant to the Investor Class Plan for the period is less than the 0.25% annual cap, under this Plan Invesco Aim Distributors is entitled to be reimbursed only for its actual allocated share of expenses.

          Invesco Aim Distributors may from time to time waive or reduce any portion of its 12b-1 fee for Class A shares, Class C shares or Class R shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, Invesco Aim Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between Invesco Aim Distributors and the Fund.

          The Funds may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares attributable to the customers of selected dealers and financial institutions to such dealers and financial institutions, including Invesco Aim Distributors, acting as principal, who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Under the terms of a shareholder service agreement, such personal shareholder services include responding to customer inquiries and providing customers with information about their investments. Any amounts not paid as a service fee under each Plan would constitute an asset-based sales charge.

          Invesco Aim Distributors may pay dealers and institutions who sell Class R shares an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence either on the thirteenth month after the first purchase, on accounts on which a dealer concession was paid, or immediately, on accounts on which a dealer concession was not paid. If Invesco Aim Distributors pays a dealer concession, it will retain all payments received by it relating to Class R shares for the first year after they are purchased. Invesco Aim

Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class R shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.

          Under a Shareholder Service Agreement, a Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement will be calculated at the end of each payment period for each business day of the Funds during such period at the annual rate specified in each agreement based on the average daily net asset value of the Funds' shares purchased or acquired through exchange. Fees shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which such Fund's shares are held.

          Selected dealers and other institutions entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another. Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Funds on an agency basis, may receive payments from the Funds pursuant to the respective Plans. Invesco Aim Distributors does not act as principal, but rather as agent for the Funds, in making dealer incentive and shareholder servicing payments to dealers and other financial institutions under the Plans. These payments are an obligation of the Funds and not of Invesco Aim Distributors.

          Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of FINRA.

          See Appendix M for a list of the amounts paid by each class of shares of each Fund to Invesco Aim Distributors pursuant to the Plans for the year, or period, ended December 31, 2007 and Appendix N for an estimate by category of the allocation of actual fees paid by each class of shares of each Fund pursuant to its respective distribution plan for the year or period ended December 31, 2007.

          As required by Rule 12b-1, the Plans and related forms of Shareholder Service Agreements were approved by the Board, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the "Rule 12b-1 Trustees"). In approving the Plans in accordance with the requirements of Rule 12b-1, the trustees considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of the Funds and its respective shareholders.

          The anticipated benefits that may result from the Plans with respect to each Fund and/or the classes of each Fund and its shareholders include but are not limited to the following: (1) rapid account access; (2) relatively predictable flow of cash; and (3) a well-developed, dependable network of shareholder service agents to help to curb sharp fluctuations in rates of redemptions and sales, thereby reducing the chance that an unanticipated increase in net redemptions could adversely affect the performance of each Fund.

          Unless terminated earlier in accordance with their terms, the Plans continue from year to year as long as such continuance is specifically approved, in person, at least annually by the Board, including a majority of the Rule 12b-1 Trustees. A Plan may be terminated as to any Fund or class by the vote of a majority of the Rule 12b-1 Trustees or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

          Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, the Plans may be amended by the trustees, including a majority of the Rule 12b-1 Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

          The Class B Plan obligates Class B shares to continue to make payments to Invesco Aim Distributors following termination of the Class B shares Distribution Agreement with respect to Class B shares sold by or attributable to the distribution efforts of Invesco Aim Distributors or its predecessors, unless there has been a complete termination of the Class B Plan (as defined in such Plan) and the Class B Plan expressly authorizes Invesco Aim Distributors to assign, transfer or pledge its rights to payments pursuant to the Class B Plan.

DISTRIBUTOR

          The Trust has entered into master distribution agreements, as amended, relating to the Funds (the "Distribution Agreements") with Invesco Aim Distributors, a registered broker-dealer and a wholly owned subsidiary of Invesco Aim, pursuant to which Invesco Aim Distributors acts as the distributor of shares of the Funds. The address of Invesco Aim Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain trustees and officers of the Trust are affiliated with Invesco Aim Distributors. See "Management of the Trust."

          The Distribution Agreements provide Invesco Aim Distributors with the exclusive right to distribute shares of the Funds on a continuous basis directly and through other broker-dealers with whom Invesco Aim Distributors has entered into selected dealer agreements. Invesco Aim Distributors has not undertaken to sell any specified number of shares of any classes of the Funds.

          Invesco Aim Distributors expects to pay sales commissions from its own resources to dealers and institutions who sell Class B, Class C and Class R shares of the Funds at the time of such sales.

          Payments with respect to Class B shares will equal 4.0% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to Invesco Aim Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit Invesco Aim Distributors to recoup a portion of such sales commissions plus financing costs. In the future, if multiple distributors serve a Fund, each such distributor (or its assignee or transferee) would receive a share of the payments under the Class B Plan based on the portion of the Fund's Class B shares sold by or attributable to the distribution efforts of that distributor.

          Invesco Aim Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. Invesco Aim Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to Invesco Aim Distributors under the Class C Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit Invesco Aim Distributors to recoup a portion of the sales commissions to dealers plus financing costs, if any. After the first full year, Invesco Aim Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These payments will consist of an asset-based sales charge of 0.75% and a service fee of 0.25%.

          The Trust (on behalf of any class of any Fund) or Invesco Aim Distributors may terminate the Distribution Agreements on 60 days' written notice without penalty. The Distribution Agreements will terminate automatically in the event of their assignment. In the event the Class B shares Distribution Agreement is terminated, Invesco Aim Distributors would continue to receive payments of asset-based distribution fees in respect of the outstanding Class B shares attributable to the distribution efforts of Invesco Aim Distributors or its predecessors; provided, however that a complete termination of the Class B Plan (as defined in such Plan) would terminate all payments to Invesco Aim Distributors.

Termination of the Class B Plan or the Distribution Agreement for Class B shares would not affect the obligation of Class B shareholders to pay contingent deferred sales charges.

          Total sales charges (front end and contingent deferred sales charges) paid in connection with the sale of shares of each class of each Fund, if applicable, for the last three fiscal years ended December 31 are found in Appendix O.

                              FINANCIAL STATEMENTS


          Each Fund's Financial Statements for the period ended December 31, 2007, including the Financial Highlights and the report of the independent registered public accounting firm pertaining thereto, are incorporated by reference into this Statement of Additional Information ("SAI") from such Fund's Annual Report to shareholders contained in the Trust's Form N-CSR filed on March 7, 2008.


          The portions of such Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not a part of this Registration Statement.

                               PENDING LITIGATION


          Settled Enforcement Actions Related to Market Timing



          On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), Invesco Aim and Invesco Aim Distributors reached final settlements with certain regulators, including the SEC, the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, Invesco Aim and Invesco Aim Distributors created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by Invesco Aim, which was done pursuant to the terms of the settlements. These two fair funds will be distributed in accordance with a methodology to be determined by Invesco Aim's independent distribution consultant, in consultation with Invesco Aim and the independent trustees of the AIM Funds and acceptable to the staff of the SEC.



          The AIM Funds expect that the SEC will, in the near future, provide notice to the public that it has approved the distribution methodology (the "IDC Plan") determined by Invesco Aim's independent distribution consultant, as described above, and that payments from the two fair funds may be distributed in accordance with the terms of the IDC Plan. Invesco Aim has informed the AIM Funds that, as soon as practicable upon the SEC's issuance of such notice, Invesco Aim intends to make or cause to be made available further details regarding the IDC Plan and planned distributions thereunder on Invesco Aim's website, available at http://www.invescoaim.com. AIM's website is not a part of this Statement of Additional Information or the prospectus of any AIM Fund. While the AIM Funds expect that the SEC will make the above-described notice available in the near future, neither Invesco Aim nor the AIM Funds are able to guarantee this or make any specific representation as to the actual timing of such notice's availability.



          Regulatory Action Alleging Market Timing



          On August 30, 2005, the West Virginia Office of the State Auditor - Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to Invesco Aim and Invesco Aim Distributors (Order No. 05-1318). The WVASC makes findings of fact that Invesco Aim and Invesco Aim Distributors entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that Invesco Aim and Invesco Aim Distributors violated the West Virginia securities laws. The WVASC orders Invesco Aim and Invesco Aim Distributors to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, Invesco Aim's time to respond to that Order has been indefinitely suspended.



          Private Civil Actions Alleging Market Timing



          Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, Invesco Aim, Invesco Aim Management and certain related entities, certain of their current and former officers and/or certain unrelated third parties) based on allegations of improper market timing and related activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act of 1974, as amended "ERISA"; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees. A list identifying such lawsuits (excluding those lawsuits that have been recently transferred as mentioned herein) that have been served on IFG, Invesco Aim, the AIM Funds or related entities, or for which service of process has been waived is set forth in Appendix P-1.



          All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties. A list identifying the amended complaints in the MDL Court is included in Appendix P-1. Plaintiffs in two of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court. These lawsuits are identified in Appendix P-1.



          Private Civil Actions Alleging Improper Use of Fair Value Pricing



          Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or Invesco Aim) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs. A list identifying such lawsuits that have been served on IFG, Invesco Aim, the AIM Funds or related entities, or for which service of process has been waived is set forth in Appendix P-2.

                                   APPENDIX A

                           RATINGS OF DEBT SECURITIES

          The following is a description of the factors underlying the debt ratings of Moody's, S&P and Fitch:

                         MOODY'S LONG-TERM DEBT RATINGS

          Moody's corporate ratings areas follows:

          AAA: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          AA: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk in Aa rated bonds appear somewhat larger than those securities rated Aaa.

          A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          BAA: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          BA: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          CAA: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          CA: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                     MOODY'S SHORT-TERM PRIME RATING SYSTEM

          Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

          Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers.

PRIME-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

          Note: In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

          Moody's municipal ratings are as follows:

            MOODY'S U.S. LONG-TERM MUNICIPAL BOND RATING DEFINITIONS

          Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues.

          Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

          AAA: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

          AA: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

          A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

          BAA: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

          BA: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

          B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

          CAA: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

          CA: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

          C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

          Note: Also, Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

                     MOODY'S MIG/VMIG US SHORT-TERM RATINGS

          In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3.

          In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

          In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

          The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

          MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

          Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

           STANDARD & POOR'S LONG-TERM CORPORATE AND MUNICIPAL RATINGS

          Issue credit ratings are based in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

          The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

          S&P describes its ratings for corporate and municipal bonds as follows:

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A: Debt rated A has a strong capacity to meet its financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

NR: Not Rated.

                                S&P DUAL RATINGS

          S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

          The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).

                          S&P COMMERCIAL PAPER RATINGS

          An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

          These categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

                        S&P SHORT-TERM MUNICIPAL RATINGS

          An S&P note rating reflect the liquidity factors and market-access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and source of payment (the more dependant the issue is on the market for its refinancing, the more likely it will be treated as a note).

          Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

                         FITCH LONG-TERM CREDIT RATINGS

          Fitch Ratings provides an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. These credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the financial strength of insurance companies and financial guarantors.

          Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment grade" ratings (international Long-term 'AAA' - 'BBB' categories; Short-term 'F1' - 'F3') indicate a relatively low probability of default, while those in the "speculative" or "non-investment grade" categories (international Long-term 'BB'
- 'D'; Short-term 'B' - 'D') either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on 'AAA' rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for 'BBB' rated bonds was 0.35%, and for 'B' rated bonds, 3.0%.

          Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

          Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

          Fitch credit and research are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments of any security.

          The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch Ratings believes to be reliable. Fitch Ratings does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

          Our program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

          Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong capacity for timely payment of financial commitments, which is unlikely to be affected by foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor has a very strong capacity for timely payment of financial commitments which is not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances are more likely to impair this capacity.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced and at Fitch's discretion, when Fitch Ratings deems the amount of information available to be inadequate for ratings purposes.

RATINGWATCH: Ratings are placed on RatingWatch to notify investors that there is a reasonable possibility of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingWatch is typically resolved over a relatively short period.

                      FITCH SPECULATIVE GRADE BOND RATINGS

BB: Bonds are considered speculative. There is a possibility of credit risk developing, particularly as the result of adverse economic changes over time. However, business and financial alternatives may be available to allow financial commitments to be met.

B: Bonds are considered highly speculative. Significant credit risk is present but a limited margin of safety remains. While bonds in this class are currently meeting financial commitments, the capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

CC: Default of some kind appears probable.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and are valued on the basis of their prospects for achieving partial or full recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in categories below CCC.

                         FITCH SHORT-TERM CREDIT RATINGS

          The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as in the case of the higher ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Issues assigned this rating are in actual or imminent payment default.

                                   APPENDIX B

                      PERSONS TO WHOM INVESCO AIM PROVIDES
                NON-PUBLIC PORTFOLIO HOLDINGS ON AN ONGOING BASIS
                             (AS OF MARCH 31, 2008)


             SERVICE PROVIDER                             DISCLOSURE CATEGORY
             ----------------                             -------------------
ABN AMRO Financial Services, Inc.           Broker (for certain AIM Funds)
Anglemyer & Co.                             Analyst (for certain AIM Funds)
Ballard Spahr Andrews & Ingersoll, LLP      Legal Counsel
BB&T Capital Markets                        Broker (for certain AIM Funds)
Bear, Stearns Pricing Direct                Pricing Vendor (for certain AIM Funds)
BOSC, Inc.                                  Broker (for certain AIM Funds)
BOWNE & Co.                                 Financial Printer
Brown Brothers Harriman & Co.               Securities Lender (for certain AIM Funds)
Cabrera Capital Markets                     Broker (for certain AIM Funds)
CENVEO                                      Financial Printer
Charles River Systems, Inc.                 System Provider
Citigroup Global Markets, Inc.              Broker (for certain AIM Funds)
Classic Printers Inc.                       Financial Printer
Color Dynamics                              Financial Printer
Commerce Capital Markets                    Broker (for certain AIM Funds)
D.A. Davidson & Co.                         Broker (for certain AIM Funds)
Dechert LLP                                 Legal Counsel
Earth Color Houston                         Financial Printer
EMCO Press                                  Financial Printer
Empirical Research Partners                 Analyst (for certain AIM Funds)
Finacorp Securities                         Broker (for certain AIM Funds)
First Albany Capital                        Broker (for certain AIM Funds)
First Tryon Securities                      Broker (for certain AIM Funds)
F T Interactive Data Corporation            Pricing Vendor
GainsKeeper                                 Software Provider (for certain AIM Funds)
GCom2 Solutions                             Software Provider (for certain AIM Funds)
George K. Baum & Company                    Broker (for certain AIM Funds)
Glass, Lewis & Co.                          System Provider (for certain AIM Funds)
Global Trend Alert                          Analyst (for certain AIM Funds)
Greater Houston Publishers                  Financial Printer
Grover Printing                             Financial Printer
Gulfstream Graphics Corp.                   Financial Printer
Hattier, Sanford & Reynoir                  Broker (for certain AIM Funds)
Hutchinson, Shockey, Erley & Co.            Broker (for certain AIM Funds)
Imageset                                    Financial Printer
iMoneyNet, Inc.                             Rating & Ranking Agency (for certain AIM Funds)
Infinity Web, Inc.                          Financial Printer
Initram Data, Inc.                          Pricing Vendor
Institutional Shareholder Services, Inc.    Proxy Voting Service (for certain AIM Funds)
Invesco Aim Investment Services, Inc.       Transfer Agent
Invesco Senior Secured Management, Inc.     System Provider (for certain AIM Funds)
Investortools, Inc.                         Broker (for certain AIM Funds)
ITG, Inc.                                   Pricing Vendor (for certain AIM Funds)
J.P. Morgan Securities, Inc.                Analyst (for certain AIM Funds)

             SERVICE PROVIDER                             DISCLOSURE CATEGORY
             ----------------                             -------------------
JPMorgan Securities Inc.\Citigroup Global   Lender (for certain AIM Funds)
   Markets Inc.\JPMorgan Chase Bank, N.A.
Janney Montgomery Scott LLC                 Broker (for certain AIM Funds)
John Hancock Investment Management          Sub-advisor (for certain sub-advised accounts)
   Services, LLC
Jorden Burt LLP                             Special Insurance Counsel
Kramer, Levin Naftalis & Frankel LLP        Legal Counsel
Lipper, Inc.                                Rating & Ranking Agency (for certain AIM Funds)
Loan Pricing Corporation                    Pricing Service (for certain AIM Funds)
Loop Capital Markets                        Broker (for certain AIM Funds)
MarkIt Group Limited                        Pricing Vendor (for certain AIM Funds)
Merrill Communications, LLC                 Financial Printer
Mesirow Financial, Inc.                     Broker (for certain AIM Funds)
Moody's Investors Service                   Rating & Ranking Agency (for certain AIM Funds)
Morgan Keegan & Company, Inc.               Broker (for certain AIM Funds)
Morrison Foerster LLP                       Legal Counsel
MS Securities Services, Inc. and Morgan     Securities Lender (for certain AIM Funds)
   Stanley & Co. Incorporated
Muzea Insider Consulting Services, LLC      Analyst (for certain AIM Funds)
Ness USA                                    System provider
Noah Financial, LLC                         Analyst (for certain AIM Funds)
OMGEO Oasys                                 Trading System
Page International                          Financial Printer
PCP Publishing                              Financial Printer
Piper Jaffray                               Analyst (for certain AIM Funds)
Prager, Sealy & Co.                         Broker (for certain AIM Funds)
PricewaterhouseCoopers LLP                  Independent Registered Public Accounting Firm
                                            (for all AIM Funds)
Protective Securities                       Broker (for certain AIM Funds)
Ramirez & Co., Inc.                         Broker (for certain AIM Funds)
Raymond James & Associates, Inc.            Broker (for certain AIM Funds)
RBC Capital Markets                         Analyst (for certain AIM Funds)
RBC Dain Rauscher Incorporated              Broker (for certain AIM Funds)
Reuters America, LLC                        Pricing Service (for certain AIM Funds)
Robert W. Baird & Co. Incorporated          Broker (for certain AIM Funds)
RR Donnelley Financial                      Financial Printer
Ryan Beck & Co.                             Broker (for certain AIM Funds)
Seattle-Northwest Securities Corporation    Broker (for certain AIM Funds)
Siebert Brandford Shank & Co., L.L.C.       Broker (for certain AIM Funds)
Signature                                   Financial Printer
Simon Printing Company                      Financial Printer
Southwest Precision Printers, Inc.          Financial Printer
Standard and Poor's/Standard and Poor's     Pricing Service and Rating and Ranking Agency
   Securities Evaluations, Inc.             (each, respectively, for certain AIM Funds)
StarCompliance, Inc.                        System Provider
State Street Bank and Trust Company         Custodian, Lender, Securities Lender, and
                                            System Provider (each, respectively, for
                                            certain AIM Funds)
Sterne, Agee & Leach, Inc.                  Broker (for certain AIM Funds)
Stifel, Nicolaus & Company, Incorporated    Broker (for certain AIM Funds)
Stradley Ronon Stevens & Young, LLP         Legal Counsel
The Bank of New York                        Custodian and Securities Lender (each,
                                            respectively, for certain AIM Funds)
The MacGregor Group, Inc.                   Software Provider
The Savader Group                           Broker (for certain AIM Funds)

             SERVICE PROVIDER                             DISCLOSURE CATEGORY
             ----------------                             -------------------
Thomson Information Services Incorporated   Software Provider
UBS Financial Services, Inc.                Broker (for certain AIM Funds)
VCI Group Inc.                              Financial Printer
Wachovia National Bank, N.A.                Broker (for certain AIM Funds)
Western Lithograph                          Financial Printer
Wiley Bros. Aintree Capital  L.L.C.         Broker (for certain AIM Funds)
William Blair & Co.                         Broker (for certain AIM Funds)
XSP, LLC\Solutions PLUS, Inc.               Software Provider

                                   APPENDIX C
                              TRUSTEES AND OFFICERS


                              As of March 31, 2008



The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.



                                                                                                                OTHER
                               TRUSTEE                                                                     TRUSTEESHIP(S)/
     NAME, YEAR OF BIRTH        AND/OR                                                                     DIRECTORSHIPS(S)
       AND POSITION(S)         OFFICER                                                                         HELD BY
     HELD WITH THE TRUST        SINCE            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS               TRUSTEE/DIRECTOR
     -------------------       -------           -------------------------------------------               ----------------
INTERESTED PERSONS

Martin L. Flanagan(1) - 1960     2007    Executive Director, Chief Executive Officer and President,    None
Trustee                                  Invesco Ltd. (ultimate parent of Invesco Aim and a global
                                         investment management firm); Chairman, Invesco Aim
                                         Advisors, Inc. (registered investment advisor); Director,
                                         Chairman, Chief Executive Officer and President, IVZ Inc.
                                         (holding company) and INVESCO North American Holdings, Inc.
                                         (holding company); Chairman, Chief Executive Officer and
                                         President, INVESCO Group Services, Inc. (service provider);
                                         Trustee, The AIM Family of Funds --Registered Trademark--;
                                         Vice Chairman, Investment Company Institute; and Member of
                                         Executive Board, SMU Cox School of Business

                                         Formerly: Director, Chief Executive Officer and President,
                                         Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco
                                         Ltd.; Chairman, Investment Company Institute; and
                                         President, Co-Chief Executive Officer, Co-President, Chief
                                         Operating Officer and Chief Financial Officer, Franklin
                                         Resources, Inc. (global investment management organization)

Philip A. Taylor(2) - 1954       2006    Director, Chief Executive Officer and President, AIM Mutual   None
Trustee, President and                   Fund Dealer Inc. (registered broker dealer), Invesco Aim
Principal Executive                      Advisors, Inc., AIM Funds Management Inc. d/b/a INVESCO
Officer                                  Enterprise Services (registered investment advisor and
                                         registered transfer agent), 1371 Preferred Inc. (holding
                                         company), AIM Trimark Corporate Class Inc. (formerly AIM
                                         Trimark Global Fund Inc.) (corporate mutual fund company)
                                         and AIM Trimark Canada Fund Inc. (corporate mutual fund
                                         company); Director, Chairman, Chief Executive Officer and
                                         President, Invesco Aim Management Group, Inc. (financial
                                         services holding company) and Invesco Aim Capital
                                         Management, Inc. (registered investment advisor); Director and President, INVESCO Funds Group, Inc. (registered
                                         investment advisor and registered transfer agent) and AIM
                                         GP Canada Inc. (general partner for limited partnership);
                                         Director,


----------
(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.

(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of the Trust.

                                                                                                                OTHER
                               TRUSTEE                                                                     TRUSTEESHIP(S)/
     NAME, YEAR OF BIRTH        AND/OR                                                                     DIRECTORSHIPS(S)
       AND POSITION(S)         OFFICER                                                                         HELD BY
     HELD WITH THE TRUST        SINCE            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS               TRUSTEE/DIRECTOR
     -------------------       -------           -------------------------------------------               ----------------
                                         Invesco Aim Distributors, Inc. (registered broker dealer);
                                         Director and Chairman, Invesco Aim Investment Services,
                                         Inc. (registered transfer agent) and INVESCO Distributors,
                                         Inc. (registered broker dealer); Director, President and
                                         Chairman, IVZ Callco Inc. (holding company), INVESCO Inc.
                                         (holding company) and AIM Canada Holdings Inc. (holding
                                         company); Trustee, President and Principal Executive
                                         Officer, The AIM Family of Funds --Registered Trademark--
                                         (other than AIM Treasurer's Series Trust, Short-Term
                                         Investments Trust and Tax-Free Investments Trust); Trustee
                                         and Executive Vice President, The AIM Family of Funds
                                         --Registered Trademark-- (AIM Treasurer's Series Trust,
                                         Short-Term Investments Trust and Tax-Free Investments Trust
                                         only) ; and Manager, Invesco PowerShares Capital Management
                                         LLC

                                         Formerly: Director and Chairman, Fund Management Company
                                         (former registered broker dealer); President and Principal
                                         Executive Officer, The AIM Family of Funds --Registered
                                         Trademark-- (AIM Treasurer's Series Trust, Short-Term
                                         Investments Trust and Tax-Free Investments Trust only);
                                         Chairman, AIM Canada Holdings, Inc.; President, AIM Trimark
                                         Global Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                         Director, Trimark Trust (federally regulated Canadian trust company)

INDEPENDENT TRUSTEES

Bruce L. Crockett - 1944         2001    Chairman, Crockett Technology Associates (technology          ACE Limited (insurance
Trustee and Chair                        consulting company)                                           company); and Captaris,
                                                                                                       Inc. (unified messaging
                                                                                                       provider)

Bob R. Baker - 1936              2003    Retired                                                       None
Trustee

Frank S. Bayley - 1939           1985    Retired                                                       None
Trustee                                  Formerly: Partner, law firm of Baker & McKenzie and
                                         Director, Badgley Funds, Inc. (registered investment
                                         company) (2 portfolios)

James T. Bunch - 1942            2003    Founder, Green, Manning & Bunch Ltd. (investment banking      None
Trustee                                  firm)

                                         Formerly: Director, Policy Studies, Inc. and Van Gilder
                                         Insurance Corporation

                                                                                                                OTHER
                               TRUSTEE                                                                     TRUSTEESHIP(S)/
     NAME, YEAR OF BIRTH        AND/OR                                                                     DIRECTORSHIPS(S)
       AND POSITION(S)         OFFICER                                                                         HELD BY
     HELD WITH THE TRUST        SINCE            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS               TRUSTEE/DIRECTOR
     -------------------       -------           -------------------------------------------               ----------------
Albert R. Dowden - 1941          2001    Director of a number of public and private business           None
Trustee                                  corporations, including the Boss Group, Ltd. (private
                                         investment and management), Reich & Tang Funds (Chairman)
                                         (registered investment company) (7 portfolios), Daily
                                         Income Fund (4 portfolios), California Daily Tax Free
                                         Income Fund, Inc., Connecticut Daily Tax Free Income Fund,
                                         Inc. and New Jersey Daily Municipal Income Fund, Inc.,
                                         Annuity and Life Re (Holdings), Ltd. (insurance company),
                                         and Homeowners of America Holding Corporation (property
                                         casualty company)

                                         Formerly: Director, CompuDyne Corporation (provider of
                                         product and services to the public security market);
                                         Director, President and Chief Executive Officer, Volvo
                                         Group North America, Inc.; Senior Vice President, AB Volvo;
                                         Director of various affiliated Volvo companies; and
                                         Director, Magellan Insurance Company

Jack M. Fields - 1952            2001    Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
Trustee                                  (government affairs company); and Owner and Chief Executive
                                         Officer, Dos Angelos Ranch, L.P. (cattle, hunting,
                                         corporate entertainment)

                                         Formerly: Chief Executive Officer, Texana Timber LP
                                         (sustainable forestry company) and Discovery Global
                                         Education Fund (non-profit)

Carl Frischling - 1937           2001    Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich & Tang
Trustee                                                                                                Funds (15 portfolios)

Prema Mathai-Davis - 1950        2001    Formerly:  Chief Executive Officer, YWCA of the USA           None
Trustee

Lewis F. Pennock - 1942          2001    Partner, law firm of Pennock & Cooper                         None
Trustee

Larry Soll - 1942                2003    Retired                                                       None
Trustee

Raymond Stickel, Jr. - 1944      2005    Retired                                                       None
Trustee                                  Formerly: Partner, Deloitte & Touche; and Director,
                                         Mainstay VP Series Funds, Inc. (25 portfolios)

OTHER OFFICERS

Russell C. Burk - 1958           2005    Senior Vice President and Senior Officer, The AIM Family of   N/A
Senior Vice President and                Funds --Registered Trademark--
Senior Officer
                                         Formerly: Director of Compliance and Assistant General
                                         Counsel, ICON Advisers, Inc.; Financial Consultant, Merrill
                                         Lynch; and General Counsel and Director of Compliance, ALPS
                                         Mutual Funds, Inc.

                                                                                                                OTHER
                               TRUSTEE                                                                     TRUSTEESHIP(S)/
     NAME, YEAR OF BIRTH        AND/OR                                                                     DIRECTORSHIPS(S)
       AND POSITION(S)         OFFICER                                                                         HELD BY
     HELD WITH THE TRUST        SINCE            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS               TRUSTEE/DIRECTOR
     -------------------       -------           -------------------------------------------               ----------------
John M. Zerr - 1962              2006    Director, Senior Vice President, Secretary and General        N/A
Senior Vice President, Chief             Counsel, Invesco Aim Management Group, Inc., Invesco Aim
Legal Officer                            Advisors, Inc. and Invesco Aim Capital Management, Inc.;
and Secretary                            Director, Senior Vice President and Secretary, Invesco Aim
                                         Distributors, Inc.; Director, Vice President and Secretary,
                                         Invesco Aim Investment Services, Inc. and INVESCO
                                         Distributors, Inc.; Director and Vice President, INVESCO
                                         Funds Group, Inc.; Senior Vice President, Chief Legal
                                         Officer and Secretary, The AIM Family of Funds --Registered
                                         Trademark--; and Manager, Invesco PowerShares Capital
                                         Management LLC

                                         Formerly: Director, Vice President and Secretary, Fund
                                         Management Company; Vice President, Invesco Aim Capital
                                         Management, Inc.; Chief Operating Officer, Senior Vice
                                         President, General Counsel and Secretary, Liberty Ridge
                                         Capital, Inc. (an investment adviser); Vice President and
                                         Secretary, PBHG Funds (an investment company); Vice
                                         President and Secretary, PBHG Insurance Series Fund (an
                                         investment company); General Counsel and Secretary, Pilgrim
                                         Baxter Value Investors (an investment adviser); Chief
                                         Operating Officer, General Counsel and Secretary, Old
                                         Mutual Investment Partners (a broker-dealer); General
                                         Counsel and Secretary, Old Mutual Fund Services (an
                                         administrator); General Counsel and Secretary, Old Mutual
                                         Shareholder Services (a shareholder servicing center);
                                         Executive Vice President, General Counsel and Secretary,
                                         Old Mutual Capital, Inc. (an investment adviser); and Vice
                                         President and Secretary, Old Mutual Advisors Funds (an
                                         investment company)

Lisa O. Brinkley - 1959          2004    Global Compliance Director, Invesco Ltd.; and Vice            N/A
Vice President                           President, The AIM Family of Funds --Registered Trademark--

                                         Formerly: Senior Vice President, Invesco Aim Management
                                         Group, Inc.; Senior Vice President and Chief Compliance
                                         Officer, Invesco Aim Advisors, Inc. and The AIM Family of
                                         Funds --Registered Trademark--; Vice President and Chief
                                         Compliance Officer, Invesco Aim Capital Management, Inc.
                                         and Invesco Aim Distributors, Inc.; Vice President, Invesco
                                         Aim Investment Services, Inc. and Fund Management Company;
                                         and Senior Vice President and Compliance Director, Delaware
                                         Investments Family of Funds

                                                                                                                OTHER
                               TRUSTEE                                                                     TRUSTEESHIP(S)/
     NAME, YEAR OF BIRTH        AND/OR                                                                     DIRECTORSHIPS(S)
       AND POSITION(S)         OFFICER                                                                         HELD BY
     HELD WITH THE TRUST        SINCE            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS               TRUSTEE/DIRECTOR
     -------------------       -------           -------------------------------------------               ----------------
Kevin M. Carome - 1956           2003    General Counsel, Secretary and Senior Managing Director,      N/A
Vice President                           Invesco Ltd.; Director and Secretary, Invesco Holding
                                         Company Limited, IVZ, Inc. and INVESCO Group Services, Inc;
                                         Director, INVESCO Funds Group, Inc.; Secretary, INVESCO
                                         North American Holdings, Inc.; and Vice President, The AIM
                                         Family of Funds --Registered Trademark--

                                         Formerly: Director, Senior Vice President, Secretary and
                                         General Counsel, Invesco Aim Management Group, Inc. and
                                         Invesco Aim Advisors, Inc.; Senior Vice President, Invesco
                                         Aim Distributors, Inc.; Director, General Counsel and Vice
                                         President, Fund Management Company; Vice President, Invesco
                                         Aim Capital Management, Inc. and Invesco Aim Investment
                                         Services, Inc.; Senior Vice President, Chief Legal Officer
                                         and Secretary, The AIM Family of Funds --Registered
                                         Trademark--; Director and Vice President, INVESCO
                                         Distributors, Inc.; and Chief Executive Officer and
                                         President, INVESCO Funds Group

Sidney M. Dilgren - 1961         2004    Vice President, Invesco Aim Advisors, Inc. and Invesco Aim    N/A
Vice President, Treasurer                Capital Management, Inc.; and Vice President, Treasurer and
and Principal                            Principal Financial Officer, The AIM Family of Funds
Financial Officer                        --Registered Trademark--

                                         Formerly: Fund Treasurer, Invesco Aim Advisors, Inc.;
                                         Senior Vice President, Invesco Aim Investment Services,
                                         Inc. and Vice President, Invesco Aim Distributors, Inc.

Karen Dunn Kelley - 1960         2004    Head of Invesco's World Wide Fixed Income and Cash            N/A
Vice President                           Management Group; Director of Cash Management and Senior
                                         Vice President, Invesco Aim Advisors, Inc. and Invesco Aim
                                         Capital Management, Inc.; Executive Vice President, Invesco
                                         Aim Distributors, Inc.; Senior Vice President, Invesco Aim
                                         Management Group, Inc.; Vice President, The AIM Family of
                                         Funds --Registered Trademark-- (other than AIM Treasurer's
                                         Series Trust, Short-Term Investments Trust and Tax-Free
                                         Investments Trust); and President and Principal Executive
                                         Officer, The AIM Family of Funds --Registered Trademark--
                                         (AIM Treasurer's Series Trust, Short-Term Investments Trust
                                         and Tax-Free Investments Trust only)

                                         Formerly: Director and President, Fund Management Company;
                                         Chief Cash Management Officer and Managing Director,
                                         Invesco Aim Capital Management, Inc.; and Vice President,
                                         Invesco Aim Advisors, Inc. and The AIM Family of Funds
                                         --Registered Trademark-- (AIM Treasurer's Series Trust,
                                         Short-Term Investments Trust and Tax-Free Investments Trust
                                         only)

                                                                                                                OTHER
                               TRUSTEE                                                                     TRUSTEESHIP(S)/
     NAME, YEAR OF BIRTH        AND/OR                                                                     DIRECTORSHIPS(S)
       AND POSITION(S)         OFFICER                                                                         HELD BY
     HELD WITH THE TRUST        SINCE            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS               TRUSTEE/DIRECTOR
     -------------------       -------           -------------------------------------------               ----------------
Lance A. Rejsek - 1967           2005    Anti-Money Laundering Compliance Officer, Invesco Aim         N/A
Anti-Money Laundering                    Advisors, Inc., Invesco Aim Capital Management, Inc.,
Compliance Officer                       Invesco Aim Distributors, Inc., Invesco Aim Investment
                                         Services, Inc., Invesco Aim Private Asset Management, Inc.
                                         and The AIM Family of Funds --Registered Trademark--

                                         Formerly: Anti-Money Laundering Compliance Officer, Fund
                                         Management Company; and Manager of the Fraud Prevention
                                         Department, Invesco Aim Investment Services, Inc.

Todd L. Spillane - 1958          2006    Senior Vice President, Invesco Aim Management Group, Inc.;    N/A
Chief Compliance Officer                 Senior Vice President and Chief Compliance Officer, Invesco
                                         Aim Advisors, Inc. and Invesco Aim Capital Management,
                                         Inc.; Chief Compliance Officer, The AIM Family of Funds
                                         --Registered Trademark--, Invesco Global Asset Management
                                         (N.A.), Inc. (registered investment advisor), Invesco
                                         Institutional (N.A.), Inc. (registered investment advisor),
                                         INVESCO Private Capital Investments, Inc. (holding
                                         company), Invesco Private Capital, Inc. (registered
                                         investment advisor) and Invesco Senior Secured Management,
                                         Inc. (registered investment advisor); and Vice President,
                                         Invesco Aim Distributors, Inc. and Invesco Aim Investment
                                         Services, Inc.

                                         Formerly: Vice President, Invesco Aim Capital Management,
                                         Inc. and Fund Management Company; Global Head of Product
                                         Development, AIG-Global Investment Group, Inc.; and Chief
                                         Compliance Officer and Deputy General Counsel,
                                         AIG-SunAmerica Asset Management

            TRUSTEE OWNERSHIP OF FUND SHARES AS OF DECEMBER 31, 2007

                                                                               Aggregate Dollar Range of
                                                                                Equity Securities in All
                                                                                 Registered Investment
                                                                                 Companies Overseen by
                                                                                   Trustee in The AIM
                                 Dollar Range of Equity Securities                 Family of Funds
   Name of Trustee                            Per Fund                          --Registered Trademark--
--------------------   -----------------------------------------------------   -------------------------
Martin L. Flanagan                              -0-                                  Over $100,000
Philip A. Taylor                                -0-                                       -0-
Bob R. Baker           AIM Basic Value Fund                    Over $100,000         Over $100,000
                       AIM Growth Allocation Fund              Over $100,000
Frank S. Bayley                                 -0-                                  Over $100,000
James T. Bunch                                  -0-                                  Over $100,000(3)
Bruce L. Crockett                               -0-                                  Over $100,000(3)
Albert R. Dowden                                -0-                                  Over $100,000
Jack M. Fields                                  -0-                                  Over $100,000(3)
Carl Frischling        AIM Conservative Allocation Fund    $10,001 - $50,000
                       AIM Growth Allocation Fund          $10,001 - $50,000
                       AIM Mid Cap Core Equity Fund            Over $100,000         Over $100,000(3)
                       AIM Moderate Allocation Fund            Over $100,000
Prema Mathai-Davis                              -0-                                  Over $100,000(3)
Lewis F. Pennock       AIM Basic Value Fund                     $1 - $10,000
                       AIM Global Equity Fund                   $1 - $10,000         Over $100,000
                       AIM Mid Cap Core Equity Fund             $1 - $10,000
Larry Soll                                      -0-                                  Over $100,000(3)
Raymond Stickel, Jr.   AIM International Allocation Fund       Over $100,000         Over $100,000

----------
(3) Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

                                   APPENDIX D

                           TRUSTEE COMPENSATION TABLE

          Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with Invesco Aim during the year ended December 31, 2007:


                                       RETIREMENT      ESTIMATED
                         AGGREGATE      BENEFITS         ANNUAL          TOTAL
                       COMPENSATION      ACCRUED        BENEFITS     COMPENSATION
                         FROM THE        BY ALL           UPON         FROM ALL
       TRUSTEE           TRUST(1)     AIM FUNDS(2)   RETIREMENT(3)   AIM FUNDS(4)
--------------------   ------------   ------------   -------------   ------------
Bob R. Baker              $30,126       $234,974        $188,144       $232,400
Frank S. Bayley            32,311        164,614         126,750        249,300
James T. Bunch             27,942        159,121         126,750        215,500
Bruce L. Crockett          58,525         85,879         126,750        452,100
Albert R. Dowden           32,311        115,299         126,750        249,300
Jack M. Fields             27,942        110,194         126,750        215,500
Carl Frischling(5)         27,942         96,518         126,750        215,500
Prema Mathai-Davis         30,126        109,077         126,750        232,400
Lewis F. Pennock           27,942         88,793         126,750        215,500
Ruth H. Quigley (6)        32,311        192,521         126,750        249,300
Larry Soll                 27,942        203,535         147,748        215,500
Raymond Stickel, Jr.       32,311         85,977         126,750        249,300



(1) Amounts shown are based upon the fiscal year ended December 31, 2007. The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended December 31, 2007, including earnings, was $93,500.



(2) During the fiscal year ended December 31, 2007, the total amount of expenses allocated to the Trust in respect of such retirement benefits was $27,815.


(3) These amounts represent the estimated annual benefits payable by the AIM Funds upon the trustees' retirement and assumes each trustee serves until his or her normal retirement date.

(4) All trustees currently serve as trustee of 16 registered investment companies advised by Invesco Aim.


(5) During the fiscal year ended December 31, 2007, the Trust paid $71,818 in legal fees to Kramer, Levin, Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent trustees of the Trust. Mr. Frischling is a partner of such firm.



(6)  Miss Quigley retired effective January 1, 2008.

                                   APPENDIX E



                     PROXY POLICY APPLIES TO THE FOLLOWING:
                           INVESCO AIM ADVISORS, INC.



INVESCO AIM PROXY VOTING GUIDELINES
(Effective as of March 31, 2008)



The following Invesco Aim Proxy Voting Guidelines are applicable to all funds and other accounts managed by Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc and Invesco Aim Private Asset Management, Inc. (collectively, "Invesco Aim").(1)



INTRODUCTION



OUR BELIEF



The AIM Funds Boards of Trustees and Invesco Aim's investment professionals expect a high standard of corporate governance from the companies in our portfolios so that Invesco Aim may fulfill its fiduciary obligation to our fund shareholders and other account holders. Well governed companies are characterized by a primary focus on the interests of shareholders, accountable boards of directors, ample transparency in financial disclosure, performance-driven cultures and appropriate consideration of all stakeholders. Invesco Aim believes well governed companies create greater shareholder wealth over the long term than poorly governed companies, so we endeavor to vote in a manner that increases the value of our investments and fosters good governance within our portfolio companies.



In determining how to vote proxy issues, Invesco Aim considers the probable business consequences of each issue and votes in a manner designed to protect and enhance fund shareholders' and other account holders' interests. Our voting decisions are intended to enhance each company's total shareholder value over Invesco Aim's typical investment horizon.



Proxy voting is an integral part of Invesco Aim's investment process. We believe that the right to vote proxies should be managed with the same care as all other elements of the investment process. The objective of Invesco Aim's proxy-voting activity is to promote good governance and advance the economic interests of our clients. At no time will Invesco Aim exercise its voting power to advance its own commercial interests, to pursue a social or political cause that is unrelated to our clients' economic interests, or to favor a particular client or business relationship to the detriment of others.



PROXY ADMINISTRATION



The Invesco Aim Proxy Committee (the "Proxy Committee") consists of members representing Invesco Aim's Investments, Legal and Compliance departments. Invesco Aim's Proxy Voting Guidelines (the "Guidelines") are revised annually by the Proxy Committee, and are approved by the AIM Funds Boards of Trustees. The Proxy Committee implements the Guidelines and oversees proxy voting.



The Proxy Committee has retained outside experts to assist with the analysis and voting of proxy issues. In addition to the advice offered by these experts, Invesco Aim uses information gathered from our own research, company managements, Invesco Aim's portfolio managers and outside shareholder groups to reach our voting decisions.



Generally speaking, Invesco Aim's investment-research process leads us to invest in companies led by management teams we believe have the ability to conceive and execute strategies to outperform their competitors. We select companies for investment based in large part on our assessment of their management teams' ability to create shareholder wealth. Therefore, in formulating our proxy-voting decisions, Invesco Aim gives proper consideration to the recommendations of a company's Board of Directors.



IMPORTANT PRINCIPLES UNDERLYING THE INVESCO AIM PROXY VOTING GUIDELINES



I.   ACCOUNTABILITY



Management teams of companies are accountable to their boards of directors, and directors of publicly held companies are accountable to their shareholders. Invesco Aim endeavors to vote the proxies of its portfolio companies in a manner that will reinforce the notion of a board's accountability to its shareholders. Consequently, Invesco Aim votes against any actions that would impair the rights of shareholders or would reduce shareholders' influence over the board or over management.



The following are specific voting issues that illustrate how Invesco Aim applies this principle of accountability.



     - Elections of directors. In uncontested director elections for companies that do not have a controlling shareholder, Invesco Aim votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards' key committees are fully independent. Key committees include the Audit, Compensation and Governance or Nominating Committees. Invesco Aim's standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.



          Contested director elections are evaluated on a case-by-case basis and are decided within the context of Invesco Aim's investment thesis on a company.



     - Director performance. Invesco Aim withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by enacting egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan ("poison pills") without shareholder approval, or other areas of poor performance, Invesco Aim may withhold votes from some or all of a company's directors. In situations where directors' performance is a concern, Invesco Aim may also support shareholder proposals to take corrective actions such as so-called "clawback" provisions.



     - Auditors and Audit Committee members. Invesco Aim believes a company's Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company's internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company's Audit Committee, or when ratifying a company's auditors, Invesco Aim considers the past performance of the Committee and holds its members accountable for the quality of the company's financial statements and reports.



     - Majority standard in director elections. The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco Aim supports the nascent effort to reform the U.S. convention of electing directors, and votes in favor of proposals to elect directors by a majority vote.



     - Classified boards. Invesco Aim supports proposals to elect directors annually instead of electing them to staggered multi-year terms because annual elections increase a board's level of accountability to its shareholders.



     - Supermajority voting requirements. Unless proscribed by law in the state of incorporation, Invesco Aim votes against actions that would impose any supermajority voting requirement, and supports actions to dismantle existing supermajority requirements.

     - Responsiveness. Invesco Aim withholds votes from directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.



     - Cumulative voting. The practice of cumulative voting can enable minority shareholders to have representation on a company's board. Invesco Aim supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.



     - Shareholder access. On business matters with potential financial consequences, Invesco Aim votes in favor of proposals that would increase shareholders' opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance.



II.  INCENTIVES



Invesco Aim believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce managements and employees of our portfolio companies to create greater shareholder wealth. Invesco Aim supports equity compensation plans that promote the proper alignment of incentives, and votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of an account's investment.



Following are specific voting issues that illustrate how Invesco Aim evaluates incentive plans.



     - Executive compensation. Invesco Aim evaluates compensation plans for executives within the context of the company's performance under the executives' tenure. Invesco Aim believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. We view the election of those independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company's compensation practices. Therefore, Invesco Aim generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee's accountability to shareholders, Invesco Aim supports proposals requesting that companies subject each year's compensation record to an advisory shareholder vote, or so-called "say on pay" proposals.



     - Equity-based compensation plans. When voting to approve or reject equity-based compensation plans, Invesco Aim compares the total estimated cost of the plans, including stock options and restricted stock, against a carefully selected peer group and uses multiple performance metrics that help us determine whether the incentive structures in place are creating genuine shareholder wealth. Regardless of a plan's estimated cost relative to its peer group, Invesco Aim votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock's current market price, or the ability to automatically replenish shares without shareholder approval.



     - Employee stock-purchase plans. Invesco Aim supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.



     - Severance agreements. Invesco Aim generally votes in favor of proposals requiring advisory shareholder ratification of executives' severance agreements. However, we oppose proposals requiring such agreements to be ratified by shareholders in advance of their adoption.

III. CAPITALIZATION



Examples of management proposals related to a company's capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco Aim analyzes the company's stated reasons for the request. Except where the request could adversely affect the fund's ownership stake or voting rights, AIM generally supports a board's decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis within the context of Invesco Aim's investment thesis on a company. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.



IV.  MERGERS, ACQUISITIONS AND OTHER CORPORATE ACTIONS



Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. Invesco Aim analyzes these proposals within the context of our investment thesis on the company, and determines its vote on a case-by-case basis.



V.   ANTI-TAKEOVER MEASURES



Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco Aim votes to reduce or eliminate such measures. These measures include adopting or renewing "poison pills", requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco Aim generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco Aim supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.



VI.  SHAREHOLDER PROPOSALS ON CORPORATE GOVERNANCE



Invesco Aim generally votes for shareholder proposals that are designed to protect shareholder rights if a company's corporate-governance standards indicate that such additional protections are warranted.



VII. SHAREHOLDER PROPOSALS ON SOCIAL RESPONSIBILITY



The potential costs and economic benefits of shareholder proposals seeking to amend a company's practices for social reasons are difficult to assess. Analyzing the costs and economic benefits of these proposals is highly subjective and does not fit readily within our framework of voting to create greater shareholder wealth over Invesco Aim's typical investment horizon. Therefore, Invesco Aim abstains from voting on shareholder proposals deemed to be of a purely social, political or moral nature.



VIII. ROUTINE BUSINESS MATTERS



Routine business matters rarely have a potentially material effect on the economic prospects of fund holdings, so we generally support the board's discretion on these items. However, Invesco Aim votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco Aim votes against proposals to conduct other unidentified business at shareholder meetings.



SUMMARY



These Guidelines provide an important framework for making proxy-voting decisions, and should give fund shareholders and other account holders insight into the factors driving Invesco Aim's decisions. The Guidelines cannot address all potential proxy issues, however. Decisions on specific issues must be made within the context of these Guidelines and within the context of the investment thesis of the funds and other accounts that own the company's stock. Where a different investment thesis is held by portfolio managers who may hold stocks in common, Invesco Aim may vote the shares held on a fund-by-fund or account-by-account basis.



EXCEPTIONS



In certain circumstances, Invesco Aim may refrain from voting where the economic cost of voting a company's proxy exceeds any anticipated benefits of that proxy proposal.



SHARE-LENDING PROGRAMS



One reason that some portion of Invesco Aim's position in a particular security might not be voted is the securities lending program. When securities are out on loan and earning fees for the lending fund, they are transferred into the borrower's name. Any proxies during the period of the loan are voted by the borrower. The lending fund would have to terminate the loan to vote the company's proxy, an action that is not generally in the best economic interest of fund shareholders. However, whenever Invesco Aim determines that the benefit to shareholders or other account holders of voting a particular proxy outweighs the revenue lost by terminating the loan, we recall the securities for the purpose of voting the fund's full position.



"SHARE-BLOCKING"



Another example of a situation where Invesco Aim may be unable to vote is in countries where the exercise of voting rights requires the fund to submit to short-term trading restrictions, a practice known as "share-blocking." Invesco Aim generally refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to fund shareholders and other account holders of voting a specific proxy outweighs the fund's or other account's temporary inability to sell the security.



INTERNATIONAL CONSTRAINTS



An additional concern that sometimes precludes our voting non-U.S. proxies is our inability to receive proxy materials with enough time and enough information to make a voting decision. In the great majority of instances, however, we are able to vote non-U.S. proxies successfully. It is important to note that Invesco Aim makes voting decisions for non-U.S. issuers using these Guidelines as our framework, but also takes into account the corporate-governance standards, regulatory environment and generally accepted best practices of the local market.



EXCEPTIONS TO THESE GUIDELINES



Invesco Aim retains the flexibility to accommodate company-specific situations where strictly adhering to the Guidelines would lead to a vote that the Proxy Committee deems not to be in the best interest of the funds' shareholders and other account holders. In these situations, the Proxy Committee will vote the proxy in the manner deemed to be in the best interest of the funds' shareholders and other account holders, and will promptly inform the funds' Boards of Trustees of such vote and the circumstances surrounding it.



RESOLVING POTENTIAL CONFLICTS OF INTEREST



A potential conflict of interest arises when Invesco Aim votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco Aim's products, or issuers that employ Invesco Aim to manage portions of their retirement plans or treasury accounts. Invesco Aim reviews each proxy proposal to assess the extent, if any, to which there may be a material conflict between the interests of the fund shareholders or other account holders and Invesco Aim.



Invesco Aim takes reasonable measures to determine whether a potential conflict may exist. A potential conflict is deemed to exist only if one or more of the Proxy Committee members actually knew or should have known of the potential conflict.

If a material potential conflict is deemed to exist, Invesco Aim may resolve the potential conflict in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco Aim may vote the proxy in accordance with the predetermined Guidelines;
(2) Invesco Aim may engage an independent third party to determine how the proxy should be voted; or (3) Invesco Aim may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.



Because the Guidelines are pre-determined and crafted to be in the best economic interest of shareholders and other account holders, applying the Guidelines to vote client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard against potential conflicts, persons from Invesco Aim's marketing, distribution and other customer-facing functions are precluded from becoming members of the Proxy Committee.



On a quarterly basis, the AIM Funds Boards of Trustees review a report from Invesco Aim's Internal Compliance Controls Committee. The report contains a list of all known material business relationships that Invesco Aim maintains with publicly traded issuers. That list is cross-referenced with the list of proxies voted over the period. If there are any instances where Invesco Aim's voting pattern on the proxies of its material business partners is inconsistent with its voting pattern on all other issuers, they are brought before the Trustees and explained by the Chairman of the Proxy Committee.



Personal conflicts of interest. If any member of the Proxy Committee has a personal conflict of interest with respect to a company or an issue presented for voting, that Proxy Committee member will inform the Proxy Committee of such conflict and will abstain from voting on that company or issue.



Funds of funds. Some AIM Funds offering diversified asset allocation within one investment vehicle own shares in other AIM Funds. A potential conflict of interest could arise if an underlying AIM Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco Aim's asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.



POLICIES AND VOTE DISCLOSURE



A copy of these Guidelines and the voting record of each AIM Fund are available on our web site, www.invescoaim.com. In accordance with Securities and Exchange Commission regulations, all funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year.

FOOTNOTES



(1) AIM Funds not managed by Invesco Aim Advisors, Inc., are governed by the proxy voting policies of their respective sub-advisors. Proxy Voting Guidelines applicable to AIM CHINA FUND, AIM FLOATING RATE FUND, AIM GLOBAL REAL ESTATE FUND, AIM INTERNATIONAL CORE EQUITY FUND, AIM INTERNATIONAL TOTAL RETURN FUND, AIM JAPAN FUND, AIM LIBOR ALPHA FUND, AIM REAL ESTATE FUND, AIM S&P 500 INDEX FUND, AIM SELECT REAL ESTATE INCOME FUND, AIM STRUCTURED CORE FUND, AIM STRUCTURED GROWTH FUND, AIM STRUCTURED VALUE FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, SERIES C and SERIES M are available at our website, http://www.invescoaim.com.

                     Proxy policy applies to the following:
                   INVESCO ASSET MANAGEMENT DEUTSCHLAND, GMBH


                                 (INVESCO LOGO)


                               PROXY VOTING POLICY



                    INVESCO ASSET MANAGEMENT DEUTSCHLAND GMBH



                                                                   December 2007

                                 GENERAL POLICY



INVESCO has responsibility for making investment decisions that are in the best interests of its clients. As part of the investment management services it provides to clients, INVESCO may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.



INVESCO believes that it has a duty to manage clients' assets in the best economic interests of the clients and that the ability to vote proxies is a client asset.



INVESCO reserves the right to amend its proxy policies and procedures from time to time without prior notice to its clients.



                              PROXY VOTING POLICIES



VOTING OF PROXIES



INVESCO will on a fund by fund basis, decide whether it will vote proxies and if so, for which parts of the portfolio it will voted for. If INVESCO decides to vote proxies, it will do so in accordance with the procedures set forth below. If the client retains in writing the right to vote or if INVESCO determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith, it will refrain from voting.



BEST ECONOMIC INTERESTS OF CLIENTS



In voting proxies, INVESCO will take into consideration those factors that may affect the value of the security and will vote proxies in a manner in which, in its opinion, is in the best economic interests of clients. INVESCO endeavors to resolve any conflicts of interest exclusively in the best economic interests of clients.



CERTAIN PROXY VOTES MAY NOT BE CAST



In some cases, INVESCO may determine that it is not in the best economic interests of clients to vote proxies. For example, proxy voting in certain countries outside the United States requires share blocking. Shareholders who wish to vote their proxies must deposit their shares 7 to 21 days before the date of the meeting with a designated depositary. During the blocked period, shares to be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to the Custodian/Sub-Custodian bank. In addition, voting certain international securities may involve unusual costs to clients. In other cases, it may not be possible to vote certain proxies despite good faith efforts to do so, for instance when inadequate notice of the matter is provided. In the instance of loan securities, voting of proxies typically requires termination of the loan, so it is not usually in the best economic interests of clients to vote proxies on loaned securities. INVESCO typically will not, but reserves the right to, vote where share blocking restrictions, unusual costs or other barriers to efficient voting apply. If INVESCO does not vote, it would have made the determination that the cost of voting exceeds the expected benefit to the client.

ISS SERVICES



INVESCO has contracted with Institutional Shareholder Services ("ISS"), an independent third party service provider, to vote INVESCO's clients' proxies according to ISS's proxy voting recommendations. In addition, ISS will provide proxy analyses, vote recommendations, vote execution and record-keeping services for clients for which INVESCO has proxy voting responsibility. On an annual basis, INVESCO will review information obtained from ISS to ascertain whether ISS (i) has the capacity and competency to adequately analyze proxy issues, and
(ii) can make such recommendations in an impartial manner and in the best economic interest of INVESCO's clients. This may include a review of ISS' Policies, Procedures and Practices Regarding Potential Conflicts of Interests and obtaining information about the work ISS does for corporate issuers and the payments ISS receives from such issuers.



Custodians forward proxy materials for clients who rely on INVESCO to vote proxies to ISS. ISS is responsible for exercising the voting rights in accordance with the ISS proxy voting guidelines. If INVESCO receives proxy materials in connection with a client's account where the client has, in writing, communicated to INVESCO that the client, plan fiduciary or other third party has reserved the right to vote proxies, INVESCO will forward to the party appointed by client any proxy materials it receives with respect to the account. In order to avoid voting proxies in circumstances where INVESCO, or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has engaged ISS to provide the proxy analyses, vote recommendations and voting of proxies.



In the event that (i) ISS recuses itself on a proxy voting matter and makes no recommendation or (ii) INVESCO decides to override the ISS vote recommendation, the Proxy Voting Committee (PVC) of the International Structured Products Group and the Compliance Officer will review the issue and direct ISS how to vote the proxies as described below.



ISS RECUSAL



When ISS makes no recommendation on a proxy voting issue or is recused due to a conflict of interest, the Proxy Voting Committee (PVC) of the International Structured Products Group and the Compliance Officer will review the issue and, if INVESCO does not have a conflict of interest, direct ISS how to vote the proxies. In such cases where INVESCO has a conflict of interest, INVESCO, in its sole discretion, shall either (a) vote the proxies pursuant to ISS's general proxy voting guidelines, (b) engage an independent third party to provide a vote recommendation, or (c) contact its client(s) for direction as to how to vote the proxies.



OVERRIDE OF ISS RECOMMENDATION



There may be occasions where the INVESCO investment personnel or senior officers seek to override ISS's recommendations if they believe that ISS's recommendations are not in accordance with the best economic interests of clients. In the event that an individual listed above in this section disagrees with an ISS recommendation on a particular voting issue, the individual shall document in writing the reasons that he/she believes that the ISS recommendation is not in accordance with clients' best economic interests and submit such written documentation to the Proxy Voting Committee (PVC) of the International Structured Products Group. Upon review of the documentation and consultation with the individual and others as the PVC deems appropriate, the PVC together with the Compliance Officer may make a determination to override the ISS voting recommendation if they determine that it is in the best economic interests of clients.



PROXY VOTING RECORDS



Clients may obtain information about how INVESCO voted proxies on their behalf by contacting their client services representative. Alternatively, clients may make a written request for proxy voting information.

                              CONFLICTS OF INTEREST



PROCEDURES TO ADDRESS CONFLICTS OF INTEREST AND IMPROPER INFLUENCE



In order to avoid voting proxies in circumstances where INVESCO or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has contracted with ISS to provide proxy analyses, vote recommendations and voting of proxies. Unless noted otherwise by ISS, each vote recommendation provided by ISS to INVESCO includes a representation from ISS that ISS faces no conflict of interest with respect to the vote. In instances where ISS has recused itself and makes no recommendation on a particular matter or if an override submission is requested, the Proxy Voting Committee (PVC) of the International Structured Products Group together with the Compliance Officer shall determine how the proxy is to be voted and instruct accordingly in which case the conflict of interest provisions discussed below shall apply.



In effecting the policy of voting proxies in the best economic interests of clients, there may be occasions where the voting of such proxies may present a real or perceived conflict of interest between INVESCO, as the investment manager, and clients.



For each director, officer and employee of INVESCO ("INVESCO person"), the interests of INVESCO's clients must come first, ahead of the interest of INVESCO and any person within the INVESCO organization, which includes INVESCO's affiliates.



Accordingly, each INVESCO person must not put "personal benefit," whether tangible or intangible, before the interests of clients of INVESCO or otherwise take advantage of the relationship to INVESCO's clients. "Personal benefit" includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for a client of INVESCO, as appropriate. It is imperative that each of INVESCO's directors, officers and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of INVESCO's clients.



Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may also exist if INVESCO has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. An INVESCO person shall not be considered to have a conflict of interest if the INVESCO person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote. Any individual with actual knowledge of a conflict of interest relating to a particular referral item shall disclose that conflict to the Compliance Officer.



The following are examples of situations where a conflict may exist:



     - Business Relationships - where INVESCO manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;



     - Personal Relationships - where a INVESCO person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships; and



     - Familial Relationships - where an INVESCO person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company).

In the event that INVESCO (or an affiliate) manages assets for a company, its pension plan, or related entity and where clients' funds are invested in that company's shares, it will not take into consideration this relationship and will vote proxies in that company solely in the best economic interest of its clients.



It is the responsibility of the INVESCO person to report any real or potential conflict of interest of which such individual has actual knowledge to the Compliance Officer, who shall present any such information to the Head of Continental Europe Compliance. However, once a particular conflict has been reported to the Compliance Officer, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict.



In addition, any INVESCO person who submits an ISS override recommendation to the Proxy Voting Committee (PVC) of the International Structured Products Group shall certify as to their compliance with this policy concurrently with the submission of their override recommendation. A form of such certification is attached as Appendix A hereto.



In addition, the Proxy Voting Committee (PVC) of the International Structured Products Group must notify INVESCO's Compliance Officer with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence made by anyone within INVESCO or by an affiliated company's representatives with regard to how INVESCO should vote proxies. The Compliance Officer will investigate the allegations and will report his or her findings to the INVESCO Risk Management Committee and to the Head of Continental Europe Compliance. In the event that it is determined that improper influence was made, the Risk Management Committee will determine the appropriate action to take which may include, but is not limited to, (1) notifying the affiliated company's Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and to fully cooperate with these regulatory agencies as required. In all cases, the Proxy Voting Committee (PVC) of the International Structured Products Group together with the Compliance Officer shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best economic interest of clients.



                           ISS PROXY VOTING GUIDELINES



A copy of the most recent ISS Proxy Voting Guidelines Summary can be found on ISS's website at www.issproxy.com. From this website, click on ISS Governance Services tab, next click on "Policy Gateway", next click on "2008 Policy Information", and then click on "Download 2008 U.S. Proxy Voting Guidelines Summary."

                                                                      APPENDIX A



                        ACKNOWLEDGEMENT AND CERTIFICATION



          I acknowledge that I have read the INVESCO Proxy Voting Policy (a copy of which has been supplied to me, which I will retain for future reference) and agree to comply in all respects with the terms and provisions thereof. I have disclosed or reported all real or potential conflicts of interest to the INVESCO Compliance Officer and will continue to do so as matters arise. I have complied with all provisions of this Policy.




                                        ----------------------------------------
                                                       Print Name




-------------------------------------   ----------------------------------------
                 Date                                   Signature

                     PROXY POLICY APPLIES TO THE FOLLOWING:
                        INVESCO ASSET MANAGEMENT LIMITED



                                INVESCO PERPETUAL
                         POLICY ON CORPORATE GOVERNANCE



1.   INTRODUCTION



     INVESCO PERPETUAL (IP) has adopted a clear and considered policy towards its responsibility as a shareholder. As part of this policy, IP will take steps to satisfy itself about the extent to which the companies in which it invests comply with local recommendations and practices, such as the UK Combined Code issued by the Committee on Corporate Governance and/or the US Department of Labour Interpretive Bulletins.



2.   RESPONSIBLE VOTING



     IP has a responsibility to optimise returns to its clients. As a core part of the investment process, Fund Managers will endeavour to establish a dialogue with management to promote company decision making that is in the best interests of shareholders, and is in accordance with good Corporate Governance principles.



     IP considers that shareholder activism is fundamental to good Corporate Governance. Whilst this does not entail intervening in daily management decisions, it does involve supporting general standards for corporate activity and, where necessary, taking the initiative to ensure those standards are met.



     One important means of putting shareholder responsibility into practice is via the exercising of voting rights. In deciding whether to vote shares, IP will take into account such factors as the likely impact of voting on management activity, and where expressed, the preference of clients. As a result of these two factors, IP will tend to vote on all UK and European shares, but to vote on a more selective basis on other shares. (See Appendix I - Voting on non-UK/European shares)



     IP considers that the voting rights attached to its clients' investments should be actively managed with the same duty of care as that applied to all other aspects of asset administration. As such, voting rights will be exercised on an informed and independent basis, and will not simply be passed back to the company concerned for discretionary voting by the Chairman. In doing this, IP will have in mind three objectives:



     i) To protect the rights of its clients



     ii) To minimise the risk of financial or business impropriety within the companies in which its clients are invested, and



     iii) To protect the long-term value of its clients' investments.



     It is important to note that, when exercising voting rights, a third option of abstention can also be used as a means of expressing dissatisfaction, or lack of support, to a Board on a particular issue. Additionally, in the event of a conflict of interest arising between IP and its clients over a specific issue, IP will either abstain or seek instruction from each client.



     IP will exercise actively the voting rights represented by the shares it manages on behalf of its investors.



          Note: Share Blocking

               Generally, IP will not vote where this results in shares being blocked from trading for a period of more than a few hours. IP considers that it is not in the interest of clients that their shares are blocked at a potentially sensitive time, such as that around a shareholder meeting.



3.   VOTING PROCEDURES



     IP will endeavour to keep under regular review with trustees, depositaries and custodians the practical arrangements for circulating company resolutions and notices of meetings and for exercising votes in accordance with standing or special instructions.



     IP will endeavour to review regularly any standing or special instructions on voting and where possible, discuss with company representatives any significant issues.



     IP will take into account the implications of stock lending arrangements where this is relevant (that is, when stock is lent to the extent permitted by local regulations, the voting rights attaching to that stock pass to the borrower).



4.   DIALOGUE WITH COMPANIES



     IP will endeavour, where practicable in accordance with its investment processes, to enter into a dialogue with companies based on the mutual understanding of objectives. This dialogue is likely to include regular meetings with company representatives to explore any concerns about corporate governance where these may impact on the best interests of clients. In discussion with Company Boards and senior non-Executive Directors, IP will endeavour to cover any matters with particular relevance to shareholder value.



     Specifically when considering resolutions put to shareholders, IP will pay attention to the companies' compliance with the relevant local requirements. In addition, when analysing the company's prospects for future profitability and hence returns to shareholders, IP will take many variables into account, including but not limited to, the following:



     -    Nomination and audit committees



     -    Remuneration committee and directors' remuneration



     -    Board balance and structure



     -    Financial reporting principles



     -    Internal control system and annual review of its effectiveness



     -    Dividend and Capital Management policies



5.   NON-ROUTINE RESOLUTIONS AND OTHER TOPICS



     These will be considered on a case-by-case basis and where proposals are put to the vote will require proper explanation and justification by (in most instances) the Board. Examples of such would be all SRI issues (i.e. those with social, environmental or ethical connotations), political donations, and any proposal raised by a shareholder or body of shareholders (typically a pressure group).



     Apart from the three fundamental voting objectives set out under 'Responsible Voting' above, considerations that IP might apply to non-routine proposals will include:



     i) The degree to which the company's stated position on the issue could affect its reputation and/or sales, or leave it vulnerable to boycott or selective purchasing



     ii) What other companies have done in response to the issue



     iii) Whether implementation would achieve the objectives sought in the proposal



     iv) Whether the matter is best left to the Board's discretion.

6.   EVALUATION OF COMPANIES' CORPORATE GOVERNANCE ARRANGEMENTS



     IP will, when evaluating companies' governance arrangements, particularly those relating to board structure and composition, give due weight to all relevant factors drawn to their attention.



7.   DISCLOSURE



     On request from clients, IP will in good faith provide records of voting instructions given to third parties such as trustees, depositaries and custodians provided that



     (i) in IP's discretion, to do so does not conflict with the best interests of other clients and



     (ii) it is understood that IP will not be held accountable for the expression of views within such voting instructions and



     (iii) IP are not giving any assurance nor undertaking any obligation to ensure that such instructions resulted in any votes actually being cast. Records of voting instructions within the immediate preceding 3 months will not normally be provided.



Note: The record of votes will reflect the voting instruction of the relevant
      Fund Manager. This may not be the same as votes actually cast as IP is entirely reliant on third parties complying promptly with such instructions to ensure that such votes are cast correctly. Accordingly, the provision of information relating to an instruction does not mean that a vote was actually cast, just that an instruction was given in accordance with a particular view taken.

                                   APPENDIX I



                        VOTING ON NON-UK/EUROPEAN SHARES



          When deciding whether to exercise the voting rights attached to its clients' non-UK/European shares, IP will take into consideration a number of factors. These will include:



          - the likely impact of voting on management activity, versus the cost to the client



          - the portfolio management restrictions (e.g. share blocking) that may result from voting



          -    the preferences, where expressed, of clients



          Generally, IP will vote on non-UK/European shares by exception only, except where the client or local regulator expressly requires voting on all shares.



          SHARE BLOCKING



          Generally, IP will not vote where this results in shares being blocked from trading for a period of more than a few hours. IP considers that it is not in the interest of clients that their shares are blocked at a potentially sensitive time, such as that around a shareholder meeting.

                     PROXY POLICY APPLIES TO THE FOLLOWING:


                    Invesco Asset Management (Japan) Limited



                               (Quick Translation)



                    INTERNAL RULES ON PROXY VOTING EXECUTION



(PURPOSE)



ARTICLE 1



INVESCO Asset Management (Japan) Limited (referred to as "INVESCO" thereafter)] assumes a fiduciary responsibility to vote proxies in the best interest of its trustors and beneficiaries. In addition, INVESCO acknowledges its responsibility as a fiduciary to vote proxies prudently and solely for the purpose of maximizing the economic values of trustors (investors) and beneficiaries. So that it may fulfill these fiduciary responsibilities to trustors (investors) and beneficiaries , INVESCO has adopted and implemented these internal rules reasonably designed to ensure that the business operations of the company to invest are appropriately conducted in the best interest of shareholders and are always monitored by the shareholders.



(PROXY VOTING POLICY)



ARTICLE 2



INVESCO exercises the voting right in the best interest of its trustors and beneficiaries not in the interests of the third parties. The interests of trustors and beneficiaries are defined as the increase of the value of the enterprise or the expansion of the economic value of the shareholders or to protect these values from the impairment.



(VOTING EXERCISE STRUCTURE)



ARTICLE 3



Please refer to the Article 2 of Proxy Voting basic Policy as per attached.



(PROXY VOTING GUIDELINES)



ARTICLE 4



Please refer to Proxy Voting Guidelines (Attachment 2).



(PROXY VOTING PROCESS)



ARTICLE 5



1. DOMESTIC EQUITIES



          (1) Notification on the shareholder meeting will be delivered to Operations from trustee banks which will be in turn forwarded to the person in charge of equities investment. The instruction shall be handled by Operations.



          (2) The person in charge of equities investment scrutinizes the subjects according to the "Screening Standard" and forward them to the proxy voting committee ("Committee").



          (3) In case of asking for the outside counsel, to forward our proxy voting guidelines("Guidelines") to them beforehand and obtain their advice

          (4) In either case of b. or c., the person in charge shall make proposal to the committee to ask for their "For", "Against", "Abstention", etc.



          (5) The committee scrutinizes the respective subjects and approves/disapproves with the quorum of two thirds according to the Guidelines.



          (6) In case where as to the subject which the Committee judges as inappropriate according to the Guidelines and/or the subject which cannot obtain the quorum, the Committee will be held again to discuss the subject.



2. FOREIGN EQUITIES



          (1) As to the voting exercise of the foreign equities, we shall consider the manners and customs of the foreign countries as well as the costs.



          (2) As to the voting process, the above process of the domestic equities shall be accordingly adjusted and applied.



(DISCLOSURE OF INFORMATION)



ARTICLE 6



In case of the request from the customers, we can disclose the content.



(VOTING RECORD)



ARTICLE 7



-    The Committee preserves the record of Attachment 1 for one year.



- The administration office is the Investment Division which shall preserve all the related documents of this voting process.



- Operations which handle the instruction shall preserve the instruction documents for 10 years after the termination of the ITM funds or the termination of the investment advisory contracts.



Article 8 and addendum are omitted.

PROXY VOTING BASIC POLICY



1.   Basic Thought on Proxy Voting



     - INVESCO makes efforts to maximize the entrusted assets in terms of fiduciary duties in investing the funds entrusted by the trustors (investors) and the beneficiaries.



     - For the purpose of maximizing the invested assets and the value of the equities, INVESCO always monitors the invested companies to operate appropriately as a shareholder in the best interests of the shareholders.



     - From the above point of view, INVESCO has adopted and implemented this Proxy Voting Basic Policy and Proxy Voting Policy and Procedure to fulfill the proxy voting rights properly.



     - In exercising the proxy voting rights, INVESCO fulfills the voting rights in the benefits of the trustors (investors) and the beneficiaries not in the benefits of the third parties.



2.   Voting Process and Structure



     - INVESCO establishes the Proxy Voting Committee (referred to as "Committee" thereafter) which executes the proxy voting rights.



     - The Committee is composed of the chairman who is designated by Japanese Management Committee (referred to as "J-Mac" thereafter) and the members appointed by the chairman. Persons in charge of Investment Division and Legal & Compliance Division shall be mandatory members.



     - The Committee has been delegated the judgment power to execute the voting right from the J-Mac.



     - The Committee has worked out the subjects according to the pre-determined "Screening Standard" in terms of benefits of the shareholders and executes the voting rights based on the "Proxy Voting Guidelines".



     - The Committee is occasionally taken the advice from the outside parties according to the "Proxy Voting Guidelines".



          The Committee is held on a monthly basis and the result of the voting execution is to be reported to J-Mac on a monthly basis at least.



3.   Screening Standard



     For the purpose of efficient voting execution, INVESCO implements the following screening criteria. The companies fallen under this screening criteria shall be scrutinized according to "Voting Guidelines".



     (1)  Quantitative Standard



          1) Low profit margin of operational income and recurrent income for certain periods



          2)   Negative Net Assets/Insolvency



          3)   Extremely High Dividend Ratios or Low Dividend Ratios



     (2)  Qualitative Standard



          1) In breach of the substantial laws or anti-social activities for the past one year



          2) Impairment of the interests of the shareholders for the past one year



     (3)  Others



          1) External Auditor's Audit Report with the limited auditor's opinion



          2)   Shareholders' proposals



4.   Proxy Voting Guidelines



     (1)  General Subjects



          1)   Any violation of laws and anti-social activities ?



          2) Inappropriate disclosure which impairs the interests of shareholders ?



          3)   Enough Business Improvement Efforts ?



     (2)  Subjects on Financial Statements



          Any reasonable reasons for Interest Appropriation/Loss Disposal ?



     (3)  Amendments to Articles of Incorporations, etc



          Any possibility of the limitation to the shareholder's rights ?



     (4)  Directors/Statutory Auditors



          Appointment of the unqualified person, or inappropriate amount of payment/gifts to the unqualified person ?



     (5)  Capital Policy/Business Policy



          Unreasonable policy in terms of maximization of the shareholders' interests ?

     (6)  Others



          1)   Shareholder's Proposals



               Contribution to the increase of the shareholders' economic interests ?



          2)   Appointment of Auditor



               Any problem of independency ?

                                                                  (Attachment 1)



Voting Screening Criteria & Decision Making Documents



Company Name:   Year   Month
-------------   ----   -----




Screening Criteria/Quantitative Criteria(consolidated or(single))



                                                            Yes    No
                                                            ---   ---
Consecutive unprofitable settlements for the past 3 years
Consecutive Non dividend payments for the past 3 years
Operational loss for the most recent fiscal year
Negative net assets for the most recent fiscal year
Less than 10% or more than 100% of the dividend ratios
   for the most recent fiscal year



Screening Criteria/Qualitative Criteria



                                                            Yes    No
                                                            ---   ---
Substantial breach of the laws/anti-social activities for
   the past one year
   If Yes, describe the content of the breach of the
      law/anti-social activities:
Others, especially, any impairment of the value of the
   shareholders for the past one year
   If Yes, describe the content of the impairment of the
      value of shareholders:



Others



                                                            Yes    No
                                                            ---   ---
External Auditor's report with the limited auditor's
   opinion
Shareholder's proposal



Person in charge of equities investment   Initial   Signature



-    If all Nos (ARROW) No objection to the agenda of the shareholders' meeting



- If one or more Yes (ARROW)(Person in charge of equities investment shall fill Out the blanks below and forward to the Committee)



Proposal on Voting Execution



Reason for judgment



Chairman   For   Against   Initial   Signature
Member     For   Against   Initial   Signature
Member     For   Against   Initial   Signature
Member     For   Against   Initial   Signature
Member     For   Against   Initial   Signature
Member     For   Against   Initial   Signature



                                                                  (Attachment 2)



Proxy Voting Guidelines



1.   PURPORT OF GUIDELINES



Pursuant to Article 2 of Proxy Voting Policy and Procedure, INVESCO has adopted and implemented the following guidelines and hereby scrutinizes and decides the subjects one by one in light of the guidelines.

2.   GUIDELINES



     (1)  General Subjects



          1)   Any violation of laws and anti-social activities ?



               - To scrutinize and judge respectively the substantial impact over the company's business operations by the above subjects or the impairment of the shareholders' economic value.



          2) Inappropriate disclosure which impairs the interests of shareholders ?



               - To scrutinize and judge respectively the potential impairment of the shareholder's economic value.



          3)   Enough Business Improvement Efforts ?



               - Although the continuous extremely unprofitable and the extremely bad performance, the management is in short of business improvement efforts. To scrutinize and judge respectively the cases.



     (2)  Subjects on Financial Statements



          1)   Interest Appropriation Plan



               (1)   Interest Appropriation Plan (Dividends)



                    - To basically approve unless the extremely overpayment or minimum payment of the dividends



               (2) Interest Appropriation Plan (Bonus payment to corporate officers)



                    - To basically agree but in case where the extremely unprofitable, for example, the consecutive unprofitable and no dividend payments or it is apparent of the impairment of the shareholder's value, to request to decrease the amount or no bonus payment.



               (3) To basically disagree to the interest appropriation plan if no dividend payments but to pay the bonus to the corporate officers without prior assessment.



          2)   Loss Disposal Plan



               To scrutinize and judge respectively



     (3)  Amendments to Articles of Incorporation, etc.



          1.   Company Name Change/Address Change, etc.



          2.   Change of Purpose/Method of Public Announcement



          3.   Change of Business Operations, etc.



          4.   Change of Stipulations on Shareholders/Shareholders Meeting



          5. Change of Stipulations on Directors/Board of Directors/Statutory Auditors



                    - TO BASICALLY APPROVE HOWEVER, IN CASE OF THE POSSIBILITY OF THE LIMITATION TO THE SHAREHOLDERS' RIGHTS, TO JUDGE RESPECTIVELY



     (4)  Subjects on Corporate Organization



          1)   Composition of Board of Directors Meeting, etc



               - To basically approve the introduction of "Committee Installation Company "or "Substantial Asset Control Institution"



               - To basically approve the introduction of the corporate officer institution. Provided, however, that in case where all directors are concurrent with those committee members and the institutions, to basically disagree. In case of the above introduction, to basically disapprove to the decrease of the board members or adjustment of the remuneration.



          2)   Appointment of Directors



               - To basically disagree in case where the increase of the board members which is deemed to be overstaffed and no explanatory comments on the increase. In case of 21 or more board members, to respectively judge.



               - To basically disagree the re-appointment of the existing directors in case where the consecutive unprofitable settlements for the past 3 years and the consecutive 3 year no dividend payments, or the consecutive decrease in the net profits for the past 5 years.



               - To basically disagree the re-appointment of the existing directors in case where the scandal of the breach of the laws and the anti-social activities occurred and caused the substantial impact over the business operations during his/her assignment.



          3)   Appointment of Outside Directors



               - To basically agree after the confirmation of its independency based on the information obtained from the possible data sources.



                    -    To basically disagree the decrease in number.



               - To basically disagree the job concurrence of the competitors' CEO, COO,CFO or concurrence of the outside directors of 4 or more companies.



                    - To basically disagree in case of no-independence of the company



                    - To basically disagree the extension of the board of directors' term.

          4)   Appointment of Statutory Auditors



               - To basically disagree the appointment of the candidate who is appointed as a director and a statutory auditor by turns.



               - To basically disagree the re-appointment of the existing directors in case where the scandal of the breach of the laws and the anti-social activities occurred and caused the substantial impact over the business operations during his/her assignment.



          5)   Appointment of Outside Statutory Auditors



               - To basically disagree in case where the outside statutory auditor is not actually the outside auditor (the officer or employee of the parent company, etc.)



                    - To basically disagree in case where the reason of the decrease in the number is not clearly described.



               - To basically agree in case where the introduction of the "Statutory Auditor Appointment Committee" which includes plural outside statutory auditors.



     (5)  Officer Remuneration/officer Retirement Allowances



          1)   Officer Remuneration



               - To basically disagree the amendment of the officer remuneration (unless the decrease in amount or no payment) in case where the consecutive unprofitable settlements for the past 3 years and the consecutive 3 year no dividend payments, or the consecutive decrease in the net profits for the past 5 years.



               - To basically disagree and scrutinize respectively in case where no sufficient explanation of the substantial increase (10% or more per head), or no decrease of the remuneration amount if the number of the officers decrease.



          2)   Officer Retirement Allowance



                    -    To basically approve



               - To basically disapprove in case where the payment of the allowance to the outside statutory auditors and the outside directors.



               - To basically disapprove in case where the officer resigned or retired during his/her assignment due to the scandal of the breach of the laws and the anti-social activities.



               - To basically disagree in case where the consecutive unprofitable settlements for the past 3 years and the consecutive 3 year no dividend payments, or the consecutive decrease in the net profits for the past 5 years.



     (2)  Capital Policy/Business Policy



          1)   Acquisition of Own shares



                    -    To basically approve



               - To basically approve the disposition of the own sharers if the disposition ratio of less than 10% of the total issued shares and the shareholders' equities. In case of 10% or more, to respectively scrutinize.



          2)   Capital Reduction



               To basically disagree in case where the future growth of the business might be substantially decreased.



          3)   Increase of the authorized capital



               To basically disagree in case of the substantial increase of the authorized capital taking into consideration the dilution of the voting right (10% or more) and incentive.



          4) Granting of the stock options to Directors, Statutory Auditors and Employees



                    -    To basically approve



               - To basically disagree in case where the substantial dilution of the value of the stocks (the potential dilution ration is to increase 5% of the total issued stock number) will occur and accordingly decrease of the shareholders' interests.



               - To basically disagree in case where the exercise price is deviated by 10% or more from the market value as of the fiscal year-end



                    - To basically disagree the decrease of the exercise price (re-pricing)



                         - To basically disagree in case where the exercise term remains less than 1 year.



                         - To basically disagree in case the scope of the option granted objectives (transaction countereparties)is not so closely connected with the better performance.



          5)   Mergers and Acquisitions



               - To basically disagree in case where the terms and conditions are not advantageous and there is no assessment base by the thirdparty.



               - To basically disagree in case where the content of the mergers and acquisitions can not be deemed to be reasonable in comparison with the business strategy.



          6)   Business Transfer/Acceptance

               To basically disagree in case where the content of the mergers and acquisitions can not be deemed to be reasonable and extremely unprofitable in comparison with the business strategy.



          7)   Capital Increase by the allocation to the thirdparties



                    -    To basically analyze on a case by case basis



               - Provided, however, that to basically approve in case where the companies under the financial difficulties executes as the restructuring of the business.



     (7)  Others



          1)   Appointment of Accountant



                    -    To basically approve



                    - To basically disapprove on suspicion of its independency.



               - To scrutinize the subjects in case where the decline of the re-appointment due to the conflict of the audit policy.



          2)   Shareholders' proposal



               To basically analyze on a case by case basis



          The basic judgment criterion is the contribution to the increase of the shareholders' value. However, to basically disapprove in case where to maneuver as a method to resolve the specific social and political problems.

                     PROXY POLICY APPLIES TO THE FOLLOWING:
                            INVESCO AUSTRALIA LIMITED



                               PROXY VOTING POLICY



1.   Purpose of this Policy



     INVESCO recognises its fiduciary obligation to act in the best interests of all clients, be they superannuation trustees, institutional clients, unit-holders in managed investment schemes or personal investors. One way INVESCO represents its clients in matters of corporate governance is through the proxy voting process.



     This document sets out INVESCO's policy in relation to proxy voting. It has been approved by the INVESCO Australia Limited Board.



2.   Scope



     This policy applies to all INVESCO portfolios with the following exceptions:



     - "index" or "index like" funds where, due to the nature of the funds, INVESCO will generally abstain from voting;



     - private client or discrete wholesale mandates, where the voting policy has been agreed within the mandate;



     - where investment management of an international fund has been delegated to an overseas AMVESCAP or INVESCO company, proxy voting will rest with that delegated manager.



3.   Policy



     In accordance with industry practices and the IFSA standard on proxy voting, our policy is as follows:



     - INVESCO's overriding principle is that votes will be cast in the best economic interests of investors.



     - INVESCO's intention is to vote on all Australian Company shareholder resolutions however it recognises that in some circumstances it would be inappropriate to vote, or its vote may be immaterial. INVESCO will generally abstain from voting on "routine" company resolutions (eg approval of financial accounts or housekeeping amendments to Articles of Association or Constitution) unless its clients' portfolios in aggregate represent a significant proportion of the shareholdings of the company in question (a significant proportion in this context means 5% or more of the market capitalisation of the company).



     - INVESCO will always vote on the following issues arising in company Annual General Meetings where it has the authority to do so on behalf of clients.



          - contentious issues (eg. issues of perceived national interest, or where there has been extensive press coverage or public comment);



          -    employee and executive share and option schemes;



          -    approval of changes of substantial shareholdings;



          -    mergers or schemes of arrangement; and



          -    approval of major asset sales or purchases.



     - Management agreements or mandates for individually-managed clients will provide direction as to who has responsibility for voting.



     - In the case of existing management agreements which do not contain a provision concerning voting authority or are ambiguous on the subject, INVESCO will not vote until clear instructions have been received from the client.



     - In the case of clients who wish to place special conditions on the delegation of proxy voting powers, INVESCO will endeavour to accommodate those clients' requirements as far as practicable, subject to any administrative obstacles or additional costs that might arise in implementing the conditions.

     - In considering proxy voting issues arising in respect of unit-holders in managed investment schemes, INVESCO will act solely in accordance with its fiduciary responsibility to take account of the collective interests of unit-holders in the scheme as a whole. INVESCO cannot accept instructions from individual unit-holders as to the exercise of proxy voting authority in a particular instance.



     - In order to facilitate its proxy voting process, INVESCO may retain a professional proxy voting service to assist with in-depth proxy research, vote execution, and the necessary record keeping.



4.   Reporting and Disclosure



     A written record will be kept of the voting decision in each case, and of the reasons for each decision (including abstentions).



     INVESCO will disclose on an annual basis, a summary of its proxy voting statistics on its website as required by IFSA standard No. 13 - Proxy Voting.



5.   Conflicts of Interest



     All INVESCO employees are under an obligation to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of clients.



     INVESCO acknowledges that conflicts of interest do arise and where a conflict of interest is considered material, INVESCO will not vote until a resolution has been agreed upon and implemented.

                              PROXY POLICY APPLIES
                                TO THE FOLLOWING:
                            INVESCO HONG KONG LIMITED



                            INVESCO HONG KONG LIMITED



                               PROXY VOTING POLICY



                                  8 APRIL 2004

TABLE OF CONTENTS



Introduction                                                                   2
1. Guiding Principles                                                          3
2. Proxy Voting Authority                                                      4
3. Key Proxy Voting Issues                                                     7
4. Internal Admistration and Decision-Making Process                          10
5. Client Reporting                                                           12

INTRODUCTION



     This policy sets out Invesco's approach to proxy voting in the context of our broader portfolio management and client service responsibilities. It applies to Asia related equity portfolios managed by Invesco on behalf of individually-managed clients and pooled fund clients



     Invesco's proxy voting policy is expected to evolve over time to cater for changing circumstances or unforeseen events.

1.   GUIDING PRINCIPLES



     1.1 Invesco recognises its fiduciary obligation to act in the best interests of all clients, be they retirement scheme trustees, institutional clients, unitholders in pooled investment vehicles or personal investors. The application of due care and skill in exercising shareholder responsibilities is a key aspect of this fiduciary obligation.



     1.2 The sole objective of Invesco's proxy voting policy is to promote the economic interests of its clients. At no time will Invesco use the shareholding powers exercised in respect of its clients' investments to advance its own commercial interests, to pursue a social or political cause that is unrelated to clients' economic interests, or to favour a particular client or other relationship to the detriment of others.



     1.3 Invesco also recognises the broader chain of accountability that exists in the proper governance of corporations, and the extent and limitations of the shareholder's role in that process. In particular, it is recognised that company management should ordinarily be presumed to be best placed to conduct the commercial affairs of the enterprise concerned, with prime accountability to the enterprise's Board of Directors which is in turn accountable to shareholders and to external regulators and exchanges. The involvement of Invesco as an institutional shareholder will not extend to interference in the proper exercise of Board or management responsibilities, or impede the ability of companies to take the calculated commercial risks which are essential means of adding value for shareholders.



     1.4 The primary aim of the policy is to encourage a culture of performance among investee companies, rather than one of mere conformance with a prescriptive set of rules and constraints. Rigid adherence to a checklist approach to corporate governance issues is of itself unlikely to promote the maximum economic performance of companies, or to cater for circumstances in which non-compliance with a checklist is appropriate or unavoidable.



     1.5 Invesco considers that proxy voting rights are an asset which should be managed with the same care as any other asset managed on behalf of its clients.

2.   PROXY VOTING AUTHORITY



     2.1 An important dimension of Invesco's approach to corporate governance is the exercise of proxy voting authority at the Annual General Meetings or other decision-making forums of companies in which we manage investments on behalf of clients.



     2.2 An initial issue to consider in framing a proxy voting policy is the question of where discretion to exercise voting power should rest - with Invesco as the investment manager, or with each individual client? Under the first alternative, Invesco's role would be both to make voting decisions on clients' behalf and to implement those decisions. Under the second alternative, Invesco would either have no role to play, or its role would be limited solely to implementing voting decisions under instructions from our clients.



     2.3 In addressing this issue, it is necessary to distinguish the different legal structures and fiduciary relationships which exist as between individually-managed clients, who hold investments directly on their own accounts, and pooled fund clients, whose investments are held indirectly under a trust structure.



     2.4  INDIVIDUALLY-MANAGED CLIENTS



     2.4.1 As a matter of general policy, Invesco believes that unless a client's mandate gives specific instructions to the contrary, discretion to exercise votes should normally rest with the investment manager, provided that the discretion is always exercised in the client's interests alone.



     2.4.2 The reason for this position is that Invesco believes that, with its dedicated research resources and ongoing monitoring of companies, an investment manager is usually better placed to identify issues upon which a vote is necessary or desirable. We believe it is also more practical that voting discretion rests with the party that has the authority to buy and sell shares, which is essentially what investment managers have been engaged to do on behalf of their clients.



     2.4.3 In cases where voting authority is delegated by an individually-managed client, Invesco recognises its responsibility to be accountable for the decisions it makes. If a client requires, an appropriate reporting mechanism will be put in place.



     2.4.4 While it is envisaged that the above arrangements will be acceptable in the majority of cases, it is recognised that some individually-managed clients will wish to retain voting authority for themselves, or to place conditions on the circumstances in which it can be exercised by investment managers. In practice, it is believed that this option is generally only likely to arise with relatively large clients such as trustees of major superannuation funds or statutory corporations which have the resources to develop their own policies and to supervise their implementation by investment managers and custodians. In particular, clients who have multiple equity managers and utilise a master custody arrangement may be more likely to consider retaining voting authority in order to ensure consistency of approach across their total portfolio.



     2.4.5 In any event, whatever decision is taken as to where voting authority should lie, Invesco believes that the matter should be explicitly covered by the terms of the investment management agreement and clearly understood by the respective parties.



     2.4.6 Accordingly, Invesco will pursue the following policies with respect to the exercise of proxy voting authority for individually-managed clients:

          PROXY VOTING AUTHORITY



          Individually-Managed Clients



          Unless an individually-managed client wishes to retain proxy voting authority, Invesco will assume proxy voting authority by way of delegation from the client, provided that the allocation of proxy voting responsibility is clearly set out in the investment management agreement.



          In the case of clients who wish to place special conditions on the delegation of proxy voting powers, Invesco will endeavour to accommodate those clients' requirements as far as practicable, subject to any administrative obstacles or additional costs that might arise in implementing the conditions.



     2.5  POOLED FUND CLIENTS



     2.5.1 The legal relationship between an investment manager and its pooled fund clients is different in a number of important respects from that applying to individually-managed clients. These differences have a bearing on how proxy voting authority is exercised on behalf of pooled fund clients.



     2.5.2 These legal relationships essentially mean that the manager is required to act solely in the collective interests of unitholders at large rather than as a direct agent or delegate of each unitholder. On the issue of proxy voting, as with all other aspects of our client relationships, Invesco will naturally continue to be receptive to any views and concerns raised by its pooled fund clients. However, the legal relationship that exists means it is not possible for the manager to accept instructions from a particular pooled fund client as to how to exercise proxy voting authority in a particular instance.



     2.5.3 As in the case of individually-managed clients who delegate their proxy voting authority, Invesco's accountability to pooled fund clients in exercising its fiduciary responsibilities is best addressed as part of the manager's broader client relationship and reporting responsibilities.



     2.5.4 Accordingly, Invesco will pursue the following policies with respect to the exercise of proxy voting authority for pooled fund clients:



PROXY                             VOTING                             AUTHORITY



Pooled Fund Clients



In considering proxy voting issues arising in respect of pooled fund shareholdings, Invesco will act solely in accordance with its fiduciary responsibility to take account of the collective interests of unitholders in the pooled fund as a whole.



Invesco cannot accept instructions from individual unitholders as to the exercise of proxy voting authority in a particular instance.

3.   KEY PROXY VOTING ISSUES



     3.1 This section outlines Invesco's intended approach in cases where proxy voting authority is being exercised on clients' behalf.



     3.2 Invesco will vote on all material issues at all company meetings where it has the voting authority and responsibility to do so. We will not announce our voting intentions and the reasons behind them.



     3.3 Invesco applies two underlying principles. First, our interpretation of 'material voting issues' is confined to those issues which affect the value of shares we hold on behalf of clients and the rights of shareholders to an equal voice in influencing the affairs of companies in proportion to their shareholdings. We do not consider it appropriate to use shareholder powers for reasons other than the pursuit of these economic interests. Second, we believe that a critical factor in the development of an optimal corporate governance policy is the need to avoid unduly diverting resources from our primary responsibilities to add value to our clients' portfolios through investment performance and client service.



     3.4 In order to expand upon these principles, Invesco believes it is necessary to consider the role of proxy voting policy in the context of broader portfolio management and administrative issues which apply to our investment management business as a whole. These are discussed as follows.



     3.5  PORTFOLIO MANAGEMENT ISSUES - ACTIVE EQUITY PORTFOLIOS



     3.5.1 While recognising in general terms that issues concerning corporate governance practices can have a significant bearing on the financial performance of companies, the primary criterion for the selection and retention of a particular stock in active equity portfolios remains our judgment that the stock will deliver superior investment performance for our clients, based on our investment themes and market analysis.



     3.5.2 In view of these dynamics, Invesco does not consider it feasible or desirable to prescribe in advance comprehensive guidelines as to how it will exercise proxy voting authority in all circumstances. The primary aim of Invesco's approach to corporate governance is to encourage a culture of performance among the companies in which we manage investments in order to add value to our clients' portfolios, rather than one of mere conformance with a prescriptive set of rules and constraints.



     3.5.3 Nevertheless, Invesco has identified a limited range of issues upon which it will always exercise proxy voting authority - either to register disapproval of management proposals or to demonstrate support for company initiatives through positive use of voting powers. These issues are outlined as follows:



KEY VOTING ISSUES



Major Corporate Proposals



Invesco will always vote on the following issues arising in company General Meetings where it has the authority to do so on behalf of clients.



- contentious issues (eg. issues of perceived national interest, or where there has been extensive press coverage or public comment);



-    approval of changes of substantial shareholdings;



-    mergers or schemes of arrangement; and



-    approval of major asset sales or purchases.

As a general rule, Invesco will vote against any actions that will reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments, unless balanced by reasonable increase in net worth of the shareholding.



Where appropriate, Invesco will also use voting powers to influence companies to adopt generally accepted best corporate governance practices in areas such as board composition, disclosure policies and the other areas of recommended corporate governance practice.



Invesco's approach to significant proxy voting issues which fall outside these areas will be addressed on their merits.



     3.6  ADMINISTRATIVE ISSUES



     3.6.1 In addition to the portfolio management issues outlined above, Invesco's proxy voting policy also takes account of administrative and cost implications, together with the size of our holdings as compared to the issue size, involved in the exercise of proxy voting authority on our clients' behalf.



     3.6.2 There are practical constraints to the implementation of proxy voting decisions. Proxy voting is a highly seasonal activity, with most company Annual General Meetings being collapsed into a few months, with short deadlines for the distribution and return of notice papers, multiple resolutions from multiple companies being considered simultaneously, and under a legal system which is essentially dependent upon paper-based communication and record-keeping.



     3.6.3 In addition, for investment managers such as Invesco who do not invest as principals and who consequently do not appear directly on the share registers of companies, all of these communications are channelled through external custodians, among whom there is in turn a considerable variation in the nature and quality of systems to deal with the flow of information.



     3.6.4 While Invesco has the systems in place to efficiently implement proxy voting decisions when required, it can be seen that administrative and cost considerations by necessity play an important role in the application of a responsible proxy voting policy. This is particularly so bearing in mind the extremely limited time period within which voting decisions must often be made and implemented (which can in practice be as little as a few days). This factor also explains why Invesco resists any suggestion that there should be compulsory proxy voting on all issues, as in our view this would only increase the costs to be borne by our clients with very little practical improvement in corporate performance in most cases.



     3.6.5 These administrative constraints are further highlighted by the fact that many issues on which shareholders are in practice asked to vote are routine matters relating to the ongoing administration of the company - eg. approval of financial accounts or housekeeping amendments to Articles of Association. Generally in such cases, we will be in favour of the motion as most companies take seriously their duties and are acting in the best interests of shareholders. However, the actual casting of a "yes" vote on all such resolutions in our view would entail an unreasonable administrative workload and cost.



     3.6.6 Accordingly, Invesco believes that an important consideration in the framing of a proxy voting policy is the need to avoid unduly diverting resources from our primary responsibilities to add value to our clients' investments through portfolio management and client service. The policies outlined below have been prepared on this basis.



KEY PROXY VOTING ISSUES

Administrative Constraints



In view of the administrative constraints and costs involved in the exercise of proxy voting powers, Invesco may (depending on circumstances) not exercise its voting right unless its clients' portfolios in aggregate represent a significant proportion of the shareholdings of the company in question.



A significant proportion in this context means 5% or more of the market capitalisation of the company.

4. INTERNAL ADMINISTRATION & DECISION-MAKING PROCESS



          4.1 The following diagram illustrates the procedures adopted by Invesco for the administration of proxy voting:


             -----------------------
             |                     |
             |       COMPANY       |
             |                     |
             -----------------------
                        |
                        |
                       \|/   Notice Paper
                        |
      -------------------------------------------------------------------------------------
      | Custodian | Custodian | Custodian | Custodian | Custodian | Custodian | Custodian |
      |   No. 1   |   No. 2   |   No. 3   |   No. 4   |   No. 5   |   No. 6   |   No. 7   | (etc)
      -------------------------------------------------------------------------------------
                      |    |
Courier/Fax advice    |   /|\            INSTRUCTION OF VOTING
                     \|/   |
                      |    |
            --------------------------
            |                        |
            |  IAL Settlement Team   |(-----
            |                        |     |
            --------------------------    /|\
                        |                  |
                        |                  |
                       \|/   Memo          |
                        |                  |
            --------------------------     |
            |    Primary Equity      |     |    ADVISE DECISION
            | Investment Manager for |     |    (RETURN EMAIL)
            |    relevant market     |     |
            --------------------------     |
                        |                  |
                        |                  |
                       \|/  Decision       |
                        |                  |
            --------------------------     |
            |                        |     |
            |         Vote           |------
            |                        |
            --------------------------


          4.2 As shown by the diagram, a central administrative role is performed by our Settlement Team, located within the Client Administration section. The initial role of the Settlement Team is to receive company notice papers via the range of custodians who hold shares on behalf of our clients, to ascertain which client portfolios hold the stock, and to initiate the decision-making process by distributing the company notice papers to the Primary Investment Manager responsible for the company in question.



          4.3 A voting decision on each company resolution (whether a yes or no vote, or a recommended abstention) is made by the Primary Investment Manager responsible for the company in question. Invesco believes that this approach is preferable to the appointment of a committee with responsibility for handling voting issues across all companies, as it takes advantage of the expertise of individuals whose professional lives are occupied by analysing particular companies and sectors, and who are familiar with the issues facing particular companies through their regular company visits.



          4.4 Moreover, the Primary Equity Manager has overall responsibility for the relevant market and this ensures that similar issues which arise in different companies are handled in a consistent way across the relevant market.



          4.5 The voting decision is then documented and passed back to the Settlement Team, who issue the voting instructions to each custodian in advance of the closing date for receipt of proxies by the company. At the same time, the Settlement Team logs all proxy voting activities for record keeping or client reporting purposes.



          4.6 A key task in administering the overall process is the capture and dissemination of data from companies and custodians within a time frame that makes exercising votes feasible in practice. This applies particularly during the company Annual General Meeting "season", when there are typically a large number of proxy voting issues under consideration simultaneously. Invesco has no control over the former dependency and Invesco's ability to influence a custodian's service levels are limited in the case of individually-managed clients, where the custodian is answerable to the client.



          4.7 The following policy commitments are implicit in these administrative and decision-making processes:



               INTERNAL ADMINISTRATION AND DECISION-MAKING PROCESS



               Invesco will consider all resolutions put forward in the Annual General Meetings or other decision-making forums of all companies in which investments are held on behalf of clients, where it has the authority to exercise voting powers. This consideration will occur in the context of our policy on Key Voting Issues outlined in Section 3.



               The voting decision will be made by the Primary Investment Manager responsible for the market in question.



               A written record will be kept of the voting decision in each case, and in case of an opposing vote, the reason/comment for the decision.



               Voting instructions will be issued to custodians as far as practicable in advance of the deadline for receipt of proxies by the company. Invesco will monitor the efficiency with which custodians implement voting instructions on clients' behalf.



               Invesco's ability to exercise proxy voting authority is dependent on timely receipt of notification from the relevant custodians.

5. CLIENT REPORTING



          5.1  Invesco will keep records of its proxy voting activities.



          5.2 Upon client request, Invesco will regularly report back to the client on proxy voting activities for investments owned by the client.



          5.2 The following points summarise Invesco's policy commitments on the reporting of proxy voting activities to clients (other than in cases where specific forms of client reporting are specified in the client's mandate):



               CLIENT REPORTING



               Where proxy voting authority is being exercised on a client's behalf, a statistical summary of voting activity will be provided on request as part of the client's regular quarterly report.



               Invesco will provide more detailed information on particular proxy voting issues in response to requests from clients wherever possible.

                     PROXY POLICY APPLIES TO THE FOLLOWING:
                       INVESCO INSTITUTIONAL (N.A.), INC.
                  INVESCO GLOBAL ASSET MANAGEMENT (N.A.), INC.
                     INVESCO SENIOR SECURED MANAGEMENT, INC.


                                 (INVESCO LOGO)


                              PROXY VOTING POLICIES



                                       AND



                                   PROCEDURES



                                                                   April 1, 2006

                                 GENERAL POLICY



INVESCO Institutional (N.A.), Inc. and its wholly-owned subsidiaries, and INVESCO Global Asset Management (N.A.), Inc. (collectively, "INVESCO"), each has responsibility for making investment decisions that are in the best interests of its clients. As part of the investment management services it provides to clients, INVESCO may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.



INVESCO believes that it has a duty to manage clients' assets in the best economic interests of the clients and that the ability to vote proxies is a client asset.



INVESCO reserves the right to amend its proxy policies and procedures from time to time without prior notice to its clients.



                              PROXY VOTING POLICIES



VOTING OF PROXIES



INVESCO will vote client proxies in accordance with the procedures set forth below unless the client for non-ERISA clients retains in writing the right to vote, the named fiduciary (e.g., the plan sponsor) for ERISA clients retains in writing the right to direct the plan trustee or a third party to vote proxies or INVESCO determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith.



BEST ECONOMIC INTERESTS OF CLIENTS



In voting proxies, INVESCO will take into consideration those factors that may affect the value of the security and will vote proxies in a manner in which, in its opinion, is in the best economic interests of clients. INVESCO endeavors to resolve any conflicts of interest exclusively in the best economic interests of clients.



ISS SERVICES



INVESCO has contracted with Institutional Shareholder Services ("ISS"), an independent third party service provider, to vote INVESCO's clients' proxies according to ISS's proxy voting recommendations. In addition, ISS will provide proxy analyses, vote recommendations, vote execution and record-keeping services for clients for which INVESCO has proxy voting responsibility. On an annual basis, INVESCO will review information obtained from ISS to ascertain whether ISS (i) has the capacity and competency to adequately analyze proxy issues, and
(ii) can make such recommendations in an impartial manner and in the best economic interest of INVESCO's clients. This may include a review of ISS' Policies, Procedures and Practices Regarding Potential Conflicts of Interests and obtaining information about the work ISS does for corporate issuers and the payments ISS receives from such issuers.



Custodians forward proxy materials for clients who rely on INVESCO to vote proxies to ISS. ISS is responsible for exercising the voting rights in accordance with the ISS proxy voting guidelines. If INVESCO receives proxy materials in connection with a client's account where the client has, in writing, communicated to INVESCO that the client, plan fiduciary or other third party has reserved the right to vote proxies, INVESCO will forward to the party appointed by client any proxy materials it receives with respect to the account. In order to avoid voting proxies in circumstances where INVESCO, or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has engaged ISS to provide the proxy analyses, vote recommendations and voting of proxies.

In the event that (i) ISS recuses itself on a proxy voting matter and makes no recommendation or (ii) INVESCO decides to override the ISS vote recommendation, the Proxy Committee will review the issue and direct ISS how to vote the proxies as described below.



PROXY COMMITTEE



The Proxy Committee shall have seven (7) members, which shall include representatives from portfolio management, operations, and legal/compliance or other functional departments as deemed appropriate who are knowledgeable regarding the proxy process. A majority of the members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote. The chair of the Proxy Committee shall be chosen by the Chief Compliance Officer of INVESCO. The Proxy Committee shall keep minutes of its meetings that shall be kept with the proxy voting records of INVESCO. The Proxy Committee will appoint a Proxy Manager to manage the proxy voting process, which includes the voting of proxies and the maintenance of appropriate records.



Proxy Committee meetings shall be called by the Proxy Manager when override submissions are made and in instances when ISS has recused itself from a vote recommendation. In these situations, the Proxy Committee shall meet and determine how proxies are to be voted in the best interests of clients.



The Proxy Committee periodically reviews new types of corporate governance issues, evaluates proposals not addressed by the ISS proxy voting guidelines in instances when ISS has recused itself, and determines how INVESCO should vote. The Committee monitors adherence to these Procedures, industry trends and reviews the ISS proxy voting guidelines.



ISS RECUSAL



When ISS makes no recommendation on a proxy voting issue or is recused due to a conflict of interest, the Proxy Committee will review the issue and, if INVESCO does not have a conflict of interest, direct ISS how to vote the proxies. In such cases where INVESCO has a conflict of interest, INVESCO, in its sole discretion, shall either (a) vote the proxies pursuant to ISS's general proxy voting guidelines, (b) engage an independent third party to provide a vote recommendation, or (c) contact its client(s) for direction as to how to vote the proxies.



OVERRIDE OF ISS RECOMMENDATION



There may be occasions where the INVESCO investment personnel, senior officers or a member of the Proxy Committee seek to override ISS's recommendations if they believe that ISS's recommendations are not in accordance with the best economic interests of clients. In the event that an individual listed above in this section disagrees with an ISS recommendation on a particular voting issue, the individual shall document in writing the reasons that he/she believes that the ISS recommendation is not in accordance with clients' best economic interests and submit such written documentation to the Proxy Manager for consideration by the Proxy Committee. Upon review of the documentation and consultation with the individual and others as the Proxy Committee deems appropriate, the Proxy Committee may make a determination to override the ISS voting recommendation if the Committee determines that it is in the best economic interests of clients and the Committee has addressed conflict of interest issues as discussed below.



PROXY COMMITTEE MEETINGS



When a Proxy Committee Meeting is called, whether because of an ISS recusal or request for override of an ISS recommendation, the Proxy Committee shall review the report of the Chief Compliance Officer as to whether any INVESCO person has reported a conflict of interest.



The Proxy Committee shall review the information provided to it to determine if a real or perceived conflict of interest exists and the minutes of the Proxy Committee shall:



     (1)  describe any real or perceived conflict of interest,



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     (2)  discuss any procedure used to address such conflict of interest,



     (3) report any contacts from outside parties (other than routine communications from proxy solicitors), and



     (4) include confirmation that the recommendation as to how the proxies are to be voted is in the best economic interests of clients and was made without regard to any conflict of interest.



Based on the above review and determinations, the Proxy Committee will direct ISS how to vote the proxies.



CERTAIN PROXY VOTES MAY NOT BE CAST



In some cases, INVESCO may determine that it is not in the best economic interests of clients to vote proxies. For example, proxy voting in certain countries outside the United States requires share blocking. Shareholders who wish to vote their proxies must deposit their shares 7 to 21 days before the date of the meeting with a designated depositary. During the blocked period, shares to be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to the Custodian/Sub-Custodian bank. In addition, voting certain international securities may involve unusual costs to clients. In other cases, it may not be possible to vote certain proxies despite good faith efforts to do so, for instance when inadequate notice of the matter is provided. In the instance of loan securities, voting of proxies typically requires termination of the loan, so it is not usually in the best economic interests of clients to vote proxies on loaned securities. INVESCO typically will not, but reserves the right to, vote where share blocking restrictions, unusual costs or other barriers to efficient voting apply. If INVESCO does not vote, it would have made the determination that the cost of voting exceeds the expected benefit to the client. The Proxy Manager shall record the reason for any proxy not being voted, which record shall be kept with the proxy voting records of INVESCO.



PROXY VOTING RECORDS



Clients may obtain information about how INVESCO voted proxies on their behalf by contacting their client services representative. Alternatively, clients may make a written request for proxy voting information to: Proxy Manager, 1360 Peachtree Street, N.E., Atlanta, Georgia 30309.



                              CONFLICTS OF INTEREST



PROCEDURES TO ADDRESS CONFLICTS OF INTEREST AND IMPROPER INFLUENCE



In order to avoid voting proxies in circumstances where INVESCO or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has contracted with ISS to provide proxy analyses, vote recommendations and voting of proxies. Unless noted otherwise by ISS, each vote recommendation provided by ISS to INVESCO includes a representation from ISS that ISS faces no conflict of interest with respect to the vote. In instances where ISS has recused itself and makes no recommendation on a particular matter or if an override submission is requested, the Proxy Committee shall determine how the proxy is to be voted and instruct the Proxy Manager accordingly in which case the conflict of interest provisions discussed below shall apply.



In effecting the policy of voting proxies in the best economic interests of clients, there may be occasions where the voting of such proxies may present a real or perceived conflict of interest between INVESCO, as the investment manager, and clients.



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For each director, officer and employee of INVESCO ("INVESCO person"), the interests of INVESCO's clients must come first, ahead of the interest of INVESCO and any person within the INVESCO organization, which includes INVESCO's affiliates.



Accordingly, each INVESCO person must not put "personal benefit," whether tangible or intangible, before the interests of clients of INVESCO or otherwise take advantage of the relationship to INVESCO's clients. "Personal benefit" includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for a client of INVESCO, as appropriate. It is imperative that each of INVESCO's directors, officers and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of INVESCO's clients.



Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may also exist if INVESCO has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. An INVESCO person (excluding members of the Proxy Committee) shall not be considered to have a conflict of interest if the INVESCO person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote. Any individual with actual knowledge of a conflict of interest relating to a particular referral item shall disclose that conflict to the Chief Compliance Officer.



The following are examples of situations where a conflict may exist:



     - Business Relationships - where INVESCO manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;



     - Personal Relationships - where a INVESCO person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships; and



     - Familial Relationships - where an INVESCO person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company).



In the event that INVESCO (or an affiliate) manages assets for a company, its pension plan, or related entity or where any member of the Proxy Committee has a personal conflict of interest, and where clients' funds are invested in that company's shares, the Proxy Committee will not take into consideration this relationship and will vote proxies in that company solely in the best economic interest of its clients.



It is the responsibility of the Proxy Manager and each member of the Proxy Committee to report any real or potential conflict of interest of which such individual has actual knowledge to the Chief Compliance Officer, who shall present any such information to the Proxy Committee. However, once a particular conflict has been reported to the Chief Compliance Officer, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict.



In addition, the Proxy Manager and each member of the Proxy Committee shall certify annually as to their compliance with this policy. In addition, any INVESCO person who submits an ISS override recommendation to the Proxy Committee shall certify as to their compliance with this policy concurrently with the submission of their override recommendation. A form of such certification is attached as Appendix A hereto.



In addition, members of the Proxy Committee must notify INVESCO's Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence made by anyone within INVESCO or by an affiliated company's representatives with regard to how INVESCO should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings to the INVESCO Risk Management Committee. In the event that it is determined that improper influence was made,



                                      E-44

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the Risk Management Committee will determine the appropriate action to take which may include, but is not limited to, (1) notifying the affiliated company's Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and to fully cooperate with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best economic interest of clients.



Furthermore, members of the Proxy Committee must advise INVESCO's Chief Compliance Officer and fellow Committee members of any real or perceived conflicts of interest he or she may have with regard to how proxies are to be voted regarding certain companies (e.g., personal security ownership in a company, or personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships). After reviewing such conflict, upon advice from the Chief Compliance Officer, the Committee may require such Committee member to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how INVESCO should vote such proxy.



                           ISS PROXY VOTING GUIDELINES



A copy of the most recent ISS US Proxy Voting Guidelines Summary can be found on ISS's website at www.issproxy.com. From this website, click on ISS Governance Services tab, next click on "Policy Gateway", next click on "2008 Policy Information", and then click on "Download 2008 U.S. Proxy Voting Guidelines Summary."



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                                                                      APPENDIX A



                        ACKNOWLEDGEMENT AND CERTIFICATION



          I acknowledge that I have read the INVESCO Proxy Voting Policy (a copy of which has been supplied to me, which I will retain for future reference) and agree to comply in all respects with the terms and provisions thereof. I have disclosed or reported all real or potential conflicts of interest to the INVESCO Compliance Officer and will continue to do so as matters arise. I have complied with all provisions of this Policy.




                                        ----------------------------------------
                                                       Print Name




-------------------------------------   ----------------------------------------
                 Date                                   Signature



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                     PROXY POLICY APPLIES TO THE FOLLOWING:
                   INVESCO TRIMARK INVESTMENT MANAGEMENT INC.



                                  PROXY VOTING



Policy Number: B-6 Effective Date: May 1, 2001 Revision Date: November 6, 2006



PURPOSE AND BACKGROUND



In its trusteeship and management of mutual funds, AIM Trimark acts as fiduciary to the unitholders and must act in their best interests.



APPLICATION



AIM Trimark will make every effort to exercise all voting rights with respect to securities held in the mutual funds that it manages in Canada or to which it provides sub-advisory services, including a Fund registered under and governed by the US Investment Company Act of 1940, as amended (the "US Funds") (collectively, the "Funds"). Proxies for the funds distributed by AIM Trimark Investments and managed by an affiliate or a third party (a "Sub-Advisor") will be voted in accordance with the Sub-Advisor's policy, unless the sub-advisory agreement provides otherwise.



The portfolio managers have responsibility for exercising all proxy votes and in doing so, for acting in the best interest of the Fund. Portfolio managers must vote proxies in accordance with the Guidelines, as amended from time to time, a copy of which is attached to this policy.



When a proxy is voted against management's recommendation, the portfolio manager will provide to the CIO the reasons in writing for any vote in opposition to management's recommendation.



AIM Trimark may delegate to a third party the responsibility to vote proxies on behalf of all or certain Funds, in accordance with the Guidelines.



RECORDS MANAGEMENT



The Investment Department will endeavour to ensure that all proxies and notices are received from all issuers on a timely basis, and will maintain for all Funds



          -    A record of all proxies received;



          -    a record of votes cast;



          - a copy of the reasons for voting against management; and for the US Funds



          -    the documents mentioned above; and



          - a copy of any document created by AIM Trimark that was material to making a decision how to vote proxies on behalf of a US Fund and that memorializes the basis of that decision.



AIM Trimark has a dedicated Central Proxy Administrator who manages all proxy voting materials. Proxy voting circulars for all companies are received electronically through an external service provider. Circulars for North American companies and ADRs are generally also received in paper format. Once a circular is received, the Administrator verifies that all shares and Funds affected are correctly listed. The Administrator then gives a copy of the proxy summary to each affected portfolio manager and maintains a tracking list to ensure that all proxies are voted within the prescribed deadlines.



Once voting information has been received from the portfolio managers, voting instructions are sent electronically to the service provider who then forwards the instructions to the appropriate proxy voting agent or transfer agent. The external service provider retains on behalf of AIM Trimark a record of the votes cast and agrees to provide AIM Trimark with a copy of proxy records promptly upon request. The service provider must make all documents available to AIM Trimark for a period of 6 years.



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In the event that AIM Trimark ceases to use an external service provider, all documents would be maintained and preserved in an easily accessible place i) for a period of 2 years where AIM Trimark carries on business in Canada and ii) for a period of 3 years thereafter at the same location or at any other location.



REPORTING



The CIO will report on proxy voting to the Fund Boards on an annual basis with respect to all funds managed in Canada or distributed by AIM Trimark Investments and managed by a Sub-Advisor. The CIO will report on proxy voting to the Board of Directors of the US Funds as required from time to time. In accordance with NI 81-106, proxy voting records for all Canadian mutual funds for years ending June 30th are posted on AIM Trimark's websites. The AIM Trimark Compliance department will review the proxy voting records held by AIM Trimark on an annual basis.

                             AIM TRIMARK INVESTMENTS



                    PROXY VOTING GUIDELINES (APRIL 17, 2006)



PURPOSE



The purpose of this document is to describe AIM Trimark's general guidelines for voting proxies received from companies held in AIM Trimark's Toronto-based funds. Proxy voting for the funds managed on behalf of AIM Trimark on a sub-advised basis (i.e. by other AMVESCAP business units or on a third party basis) are subject to the proxy voting policies & procedures of those other entities. As part of its regular due diligence, AIM Trimark will review the proxy voting policies & procedures of any new sub-advisors to ensure that they are appropriate in the circumstances.



INTRODUCTION



AIM Trimark has the fiduciary obligation to ensure that the long-term economic best interest of unitholders is the key consideration when voting proxies of portfolio companies. As a general rule, AIM Trimark shall vote against any actions that would:



          -    reduce the rights or options of shareholders,



          - reduce shareholder influence over the board of directors and management,



          - reduce the alignment of interests between management and shareholders, or



          -    reduce the value of shareholders' investments.



At the same time, since AIM Trimark's Toronto-based portfolio managers follow an investment discipline that includes investing in companies that are believed to have strong management teams, the portfolio managers will generally support the management of companies in which they invest, and will accord proper weight to the positions of a company's board of directors. Therefore, in most circumstances, votes will be cast in accordance with the recommendations of the company's board of directors.



While AIM Trimark's proxy voting guidelines are stated below, the portfolio managers will take into consideration all relevant facts and circumstances (including country specific considerations), and retain the right to vote proxies as deemed appropriate. These guidelines may be amended from time to time.



CONFLICTS OF INTEREST



When voting proxies, AIM Trimark's portfolio managers assess whether there are material conflicts of interest between AIM Trimark's interests and those of unitholders. A potential conflict of interest situation may include where AIM Trimark or an affiliate manages assets for, provides other financial services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote in favour of management of the company may harm AIM Trimark's relationship with the company. In all situations, the portfolio managers will not take AIM Trimark's relationship with the company into account, and will vote the proxies in the best interest of the unitholders. To the extent that a portfolio manager has any conflict of interest with respect to a company or an issue presented, that portfolio manager should abstain from voting on that company or issue. Portfolio managers are required to report to the Chief Investment Officer any such conflicts of interest and/or attempts by outside parties to improperly influence the voting process.



BOARDS OF DIRECTORS



We believe that a board that has at least a majority of independent directors is integral to good corporate governance. Unless there are restrictions specific to a company's home jurisdiction, key board committees, including audit and compensation committees, should be completely independent.



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VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS



Votes in an uncontested election of directors are evaluated on a case-by-case basis, considering factors that may include:



          -    Long-term company performance relative to a market index,



          -    Composition of the board and key board committees,



          -    Nominee's attendance at board meetings,



          - Nominee's time commitments as a result of serving on other company boards,



          -    Nominee's investments in the company,



          -    Whether the chairman is also serving as CEO, and



          -    Whether a retired CEO sits on the board.




VOTING ON DIRECTOR NOMINEES IN CONTESTED ELECTIONS



Votes in a contested election of directors are evaluated on a case-by-case basis, considering factors that may include:



          - Long-term financial performance of the target company relative to its industry,



          -    Management's track record,



          -    Background to the proxy contest,



          -    Qualifications of director nominees (both slates),



          - Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and



          -    Stock ownership positions.



MAJORITY THRESHOLD VOTING FOR DIRECTOR ELECTIONS



We will generally vote for proposals that require directors to be elected with an affirmative majority of votes cast unless the relevant portfolio manager believes that the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate and timely response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.



REIMBURSEMENT OF PROXY SOLICITATION EXPENSES



Decisions to provide reimbursement for dissidents waging a proxy contest are made on a case-by-case basis.



SEPARATING CHAIRMAN AND CEO



Shareholder proposals to separate the chairman and CEO positions should be evaluated on a case-by-case basis.



While we generally support these proposals, some companies have governance structures in place that can satisfactorily counterbalance a combined position. Voting decisions will take into account factors such as:



          - Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties;



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          -    Majority of independent directors;



          -    All-independent key committees;



          -    Committee chairpersons nominated by the independent directors;



          - CEO performance is reviewed annually by a committee of outside directors; and



          -    Established governance guidelines.



MAJORITY OF INDEPENDENT DIRECTORS



While we generally support shareholder proposals asking that a majority of directors be independent, each proposal should be evaluated on a case-by-case basis.



We generally vote for shareholder proposals that request that the board's audit, compensation, and/or nominating committees be composed exclusively of independent directors.



STOCK OWNERSHIP REQUIREMENTS



We believe that individual directors should be appropriately compensated and motivated to act in the best interests of shareholders. Share ownership by directors better aligns their interests with those of other shareholders. Therefore, we believe that meaningful share ownership by directors is in the best interest of the company.



We generally vote for proposals that require a certain percentage of a director's compensation to be in the form of common stock.



SIZE OF BOARDS OF DIRECTORS



We believe that the number of directors is important to ensuring the board's effectiveness in maximizing long-term shareholder value. The board must be large enough to allow it to adequately discharge its responsibilities, without being so large that it becomes cumbersome. While we will prefer a board of no fewer than 5 and no more than16 members, each situation will be considered on a case-by-case basis taking into consideration the specific company circumstances.



CLASSIFIED OR STAGGERED BOARDS



In a classified or staggered board, directors are typically elected in two or more "classes", serving terms greater than one year.



We prefer the annual election of all directors and will generally not support proposals that provide for staggered terms for board members. We recognize that there may be jurisdictions where staggered terms for board members is common practice and, in such situations, we will review the proposals on a case-by-case basis.



DIRECTOR INDEMNIFICATION AND LIABILITY PROTECTION



We recognize that many individuals may be reluctant to serve as corporate directors if they were to be personally liable for all lawsuits and legal costs. As a result, limitations on directors' liability can benefit the corporation and its shareholders by helping to attract and retain qualified directors while providing recourse to shareholders on areas of misconduct by directors.



We generally vote for proposals that limit directors' liability and provide indemnification as long as the arrangements are limited to the director acting honestly and in good faith with a view to the best interests of the corporation and, in criminal matters, are limited to the director having reasonable grounds for believing the conduct was lawful.



AUDITORS



A strong audit process is a requirement for good corporate governance. A significant aspect of the audit process is a strong relationship with a knowledgeable and independent set of auditors.



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RATIFICATION OF AUDITORS



We believe a company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We generally vote for the reappointment of the company's auditors unless:



          - It is not clear that the auditors will be able to fulfill their function;



          - There is reason to believe the auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or



          - The auditors have a significant professional or personal relationship with the issuer that compromises their independence.



DISCLOSURE OF AUDIT VS. NON-AUDIT FEES



Understanding the fees earned by the auditors is important for assessing auditor independence. Our support for the re-appointment of the auditors will take into consideration whether the management information circular contains adequate disclosure about the amount and nature of audit vs. non-audit fees.



There may be certain jurisdictions that do not currently require disclosure of audit vs. non-audit fees. In these circumstances, we will generally support proposals that call for this disclosure.



COMPENSATION PROGRAMS



Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider each compensation plan in its entirety (including all incentives, awards and other compensation) to determine if the plan provides the right incentives to managers and directors and is reasonable on the whole.



While we generally encourage companies to provide more transparent disclosure related to their compensation programs, the following are specific guidelines dealing with some of the more common features of these programs (features not specifically itemized below will be considered on a case-by-case basis taking into consideration the general principles described above):



CASH COMPENSATION AND SEVERANCE PACKAGES



We will generally support the board's discretion to determine and grant appropriate cash compensation and severance packages.



EQUITY BASED PLANS - DILUTION



We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.



EMPLOYEE STOCK PURCHASE PLANS



We will generally vote for the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value. It is recognized that country specific circumstances may exist (e.g. tax issues) that require proposals to be reviewed on a case-by-case basis.



LOANS TO EMPLOYEES



We will vote against the corporation making loans to employees to allow employees to pay for stock or stock options. It is recognized that country specific circumstances may exist that require proposals to be reviewed on a case-by-case basis.



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STOCK OPTION PLANS - BOARD DISCRETION



We will vote against stock option plans that give the board broad discretion in setting the terms and conditions of the programs. Such programs should be submitted with detail and be reasonable in the circumstances regarding their cost, scope, frequency and schedule for exercising the options.



STOCK OPTION PLANS - INAPPROPRIATE FEATURES



We will generally vote against plans that have any of the following structural features:



          - ability to re-price "underwater" options without shareholder approval,



          - ability to issue options with an exercise price below the stock's current market price,



          -    ability to issue "reload" options, or



          -    automatic share replenishment ("evergreen") features.



STOCK OPTION PLANS - DIRECTOR ELIGIBILITY



While we prefer stock ownership by directors, we will support stock option plans for directors as long as the terms and conditions of director options are clearly defined and are reasonable.



STOCK OPTION PLANS - REPRICING



We will vote for proposals to re-price options if there is a value-for-value (rather than a share-for-share) exchange.



STOCK OPTION PLANS - VESTING



We will vote against stock option plans that are 100% vested when granted.



STOCK OPTION PLANS - AUTHORIZED ALLOCATIONS



We will generally vote against stock option plans that authorize allocation of 25% or more of the available options to any one individual.



STOCK OPTION PLANS - CHANGE IN CONTROL PROVISIONS



We will vote against stock option plans with change in control provisions that allow option holders to receive more for their options than shareholders would receive for their shares.



CORPORATE MATTERS



We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers & acquisitions on a case-by-case basis, taking into consideration the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.



COMMON STOCK AUTHORIZATION



We will review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.



DUAL CLASS SHARE STRUCTURES



Dual class share structures involve a second class of common stock with either superior or inferior voting rights to those of another class of stock.



We will generally vote against proposals to create or extend dual class share structures where certain stockholders have superior or inferior voting rights to another class of stock.




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STOCK SPLITS


We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.



REVERSE STOCK SPLITS



We will vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.



SHARE REPURCHASE PROGRAMS



We will vote against proposals to institute open-market share repurchase plans if all shareholders do not participate on an equal basis.



REINCORPORATION



Reincorporation involves re-establishing the company in a different legal jurisdiction.



We will generally vote for proposals to reincorporate the company provided that the board and management have demonstrated sound financial or business reasons for the move. Proposals to reincorporate will not be supported if solely as part of an anti-takeover defense or as a way to limit directors' liability.



MERGERS & ACQUISITIONS



We will vote for merger & acquisition proposals that the relevant portfolio managers believe, based on their review of the materials:



          -    will result in financial and operating benefits,



          -    have a fair offer price,



          -    have favourable prospects for the combined companies, and



          - will not have a negative impact on corporate governance or shareholder rights.



SOCIAL RESPONSIBILITY



We recognize that to effectively manage a corporation, directors and management must consider not only the interests of shareholders, but the interests of employees, customers, suppliers, and creditors, among others.



We believe that companies and their boards must give careful consideration to social responsibility issues in order to enhance long-term shareholder value.



We support efforts by companies to develop policies and practices that consider social responsibility issues related to their businesses.



SHAREHOLDER PROPOSALS



Shareholder proposals can be extremely complex, and the impact on the interests of all stakeholders can rarely be anticipated with a high degree of confidence. As a result, shareholder proposals will be reviewed on a case-by-case basis with consideration of factors such as:



          - the proposal's impact on the company's short-term and long-term share value,



          -    its effect on the company's reputation,



          -    the economic effect of the proposal,



          -    industry and regional norms applicable to the company,



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          -    the company's overall corporate governance provisions, and



          -    the reasonableness of the request.



We will generally support shareholder proposals that require additional disclosure regarding corporate responsibility issues where the relevant portfolio manager believes:



          - the company has failed to adequately address these issues with shareholders,



          - there is information to suggest that a company follows procedures that are not in compliance with applicable regulations, or



          - the company fails to provide a level of disclosure that is comparable to industry peers or generally accepted standards.



We will generally not support shareholder proposals that place arbitrary or artificial constraints on the board, management or the company.



ORDINARY BUSINESS PRACTICES



We will generally support the board's discretion regarding shareholder proposals that involve ordinary business practices.



PROTECTION OF SHAREHOLDER RIGHTS



We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.



BARRIERS TO SHAREHOLDER ACTION



We will generally vote for proposals to lower barriers to shareholder action.



SHAREHOLDER RIGHTS PLANS



We will generally vote for proposals to subject shareholder rights plans to a shareholder vote.



OTHER



We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.



We will vote against any proposals to authorize the company to conduct any other business that is not described in the proxy statement (including the authority to approve any further amendments to an otherwise approved resolution).

                                   APPENDIX F

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Trust's equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

     A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.


     All information listed below is as of April 2, 2008.


AIM BASIC VALUE FUND


                                         CLASS A      CLASS B     CLASS C       CLASS R    INSTITUTIONAL
                                         SHARES       SHARES       SHARES       SHARES      CLASS SHARES
                                       ----------   ----------   ----------   ----------   -------------
                                       PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF
PRINCIPAL HOLDER                         RECORD       RECORD       RECORD       RECORD         RECORD
------------------------------------   ----------   ----------   ----------   ----------   -------------
Citigroup Global Markets                    --           --         5.11%          --             --
House Account
Attn: Cindy Tempesta
333 West 34th St., 7th Floor
New York, NY 10001-2402

FIIOC Agent                                 --           --           --           --          16.90%
Employee Benefit Plans
100 Magellan Way KW1C
Covington, KY 41015-1987

First Command Bank Trust                    --           --           --           --          67.27%
FBO First Command SIP
Attn: Trust Department
P.O. Box 901075
Fort Worth, TX 76101-2075

GPC Securities Inc. As                      --           --           --           --           6.33%
Agent for Merrill Lynch
BK&T Co. FSB
TTEE FBO AMVESCAP 401(k) Plan
P. O. Box 105117
Atlanta, GA 30348-5117

Merrill Lynch Pierce Fenner & Smith       6.57%        5.72%       15.99%          --             --
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr East, 2nd Floor
Jacksonville, FL 32246-6484

                                         CLASS A      CLASS B     CLASS C       CLASS R    INSTITUTIONAL
                                         SHARES       SHARES       SHARES       SHARES      CLASS SHARES
                                       ----------   ----------   ----------   ----------   -------------
                                       PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF
PRINCIPAL HOLDER                         RECORD       RECORD       RECORD       RECORD         RECORD
------------------------------------   ----------   ----------   ----------   ----------   -------------
Pershing LLC                              6.35%       13.03%        7.92%          --             --
1 Pershing Plz
Jersey City, NJ 07399-0001

Relistar Insurance Co of New York           --           --           --        21.64%            --
One Orange Way B3N
Windsor, CT 06095

Relistar Insurance Co of New York           --           --           --        13.08%            --
One Orange Way B3N
Windsor, CT 06095

State Street Bank & Trust                   --           --           --         6.85%            --
Co Cust
For Various Symetra
Retirement Plans
801 Pennsylvania Ave.
Kansas City, MO 64105-1307


AIM CONSERVATIVE ALLOCATION FUND


                                         CLASS A      CLASS B     CLASS C       CLASS R    INSTITUTIONAL
                                         SHARES       SHARES       SHARES       SHARES      CLASS SHARES
                                       ----------   ----------   ----------   ----------   -------------
                                       PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF
PRINCIPAL HOLDER                         RECORD       RECORD       RECORD       RECORD         RECORD
------------------------------------   ----------   ----------   ----------   ----------   -------------
A I M Advisors, Inc.(1)                     --           --           --           --          17.75%
Attn: Corporate Controller
1360 Peachtree St NE
Atlanta, GA 30309-3283

AIM Omnibus Acct for 529 Plan            25.49%          --           --           --             --
College Now Portfolio
Attn: Jay Harvey
11 E. Greenway Plz, 9th Fl
Houston, TX 77046-1100

First Clearing LLC                          --           --           --           --          82.25%
Carl E. Sizemore IRA
FCC As Custodian
307 Price Rd.
Mineral Wells, WV 26150-3083



(1)  Owned of record and beneficially

                                         CLASS A      CLASS B     CLASS C       CLASS R    INSTITUTIONAL
                                         SHARES       SHARES       SHARES       SHARES      CLASS SHARES
                                       ----------   ----------   ----------   ----------   -------------
                                       PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF
PRINCIPAL HOLDER                         RECORD       RECORD       RECORD       RECORD         RECORD
------------------------------------   ----------   ----------   ----------   ----------   -------------
GPC Securities Inc. As Agent for            --           --           --        16.34%            --
Frost National Bank TTEE FBO
Super S Foods Employees'
PSRP Plan & Trust
P.O. Box 105117
Atlanta, GA 30348-5117

Merrill Lynch Pierce Fenner & Smith         --         7.16%        9.81%          --             --
FBO the Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East
Jacksonville, FL 32246-6484

MG Trust Company Cust FBO                   --           --           --         5.32%            --
Tinny Corporation
Retirement PLN
700 17th St. Ste. 300
Denver, CO 80202-3531

Oppenheimer & Co Inc Cust                   --           --           --         7.74%            --
FBO Charles N Kostelnik
IRA R/O
8274 Mills St
Taylor, MI 48180-2015

Oppenheimer & Co. Inc.                      --           --           --         8.21%            --
FBO Oliver J. Laszlo IRA
18370 Outer Dr
Dearborn, MI 48128-1353

Pershing LLC                              6.03%       11.78%        6.72%          --             --
1 Pershing Plz
Jersey City, NJ 07399-0001

AIM GLOBAL EQUITY FUND


                                         CLASS A      CLASS B     CLASS C       CLASS R    INSTITUTIONAL
                                         SHARES       SHARES       SHARES       SHARES      CLASS SHARES
                                       ----------   ----------   ----------   ----------   -------------
                                       PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF
PRINCIPAL HOLDER                         RECORD       RECORD       RECORD       RECORD         RECORD
------------------------------------   ----------   ----------   ----------   ----------   -------------
Charles Schwab & Co Inc                   6.43%          --           --           --             --
Reinvestment Account
101 Montgomery St
San Francisco, CA 94104-4122

Citigroup Global Market                     --         7.47%        7.84%          --             --
House Account
Attn: Cindy Tempesta
333 West 34th St., 7th Fl
New York, NY 10001-2402

First Command Bank Trust                    --           --           --           --          72.39%
FBO First Command SIP
Attn: Trust Department
P. O. Box 901075
Fort Worth, TX 76101-2075

Merrill Lynch Pierce Fenner & Smith       5.31%          --        11.67%          --          17.77%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr East,
2nd Floor
Jacksonville, FL 32246

MG Trustco Cust FBO                         --           --           --         6.17%            --
Marshall & Sons 401K Pl
700 17th St., Ste. 300
Denver, CO 80202-3531

MG Trustco TTEE TTEE                        --           --           --         5.03%            --
Frontier Trustco
LH Gault & Son Inc.
Retirement Sav.
P.O. Box 10699
Fargo, ND 58106-0699

MG Trustco TTEE                             --           --           --        19.02%            --
Glander Electric Co. Inc. 401k
700 17th St. Suite 300
Denver, CO 80202-3531

MG Trustco TTEE                             --           --           --        13.41%            --
International Services & Advisors I
700 17th St. Suite 300
Denver, CO 80202-3531

                                         CLASS A      CLASS B     CLASS C       CLASS R    INSTITUTIONAL
                                         SHARES       SHARES       SHARES       SHARES      CLASS SHARES
                                       ----------   ----------   ----------   ----------   -------------
                                       PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF
PRINCIPAL HOLDER                         RECORD       RECORD       RECORD       RECORD         RECORD
------------------------------------   ----------   ----------   ----------   ----------   -------------
Morgan Stanley DW                           --           --         6.60%          --             --
Attn: Mutual Fund Operations
3 Harborside Pl Fl 6
Jersey City, NJ 07311-3907

Pershing LLC                              7.48%        9.57%        7.51%          --             --
1 Pershing Plz
Jersey City, NJ 07399-0001

State Street Bank & Trust Co                --           --           --        22.22%            --
FBO ADP/MSDW Alliance
105 Rosemont Rd.
Westwood, MA 02090-2318


AIM GROWTH ALLOCATION FUND


                                         CLASS A      CLASS B     CLASS C       CLASS R    INSTITUTIONAL
                                         SHARES       SHARES       SHARES       SHARES      CLASS SHARES
                                       ----------   ----------   ----------   ----------   -------------
                                       PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF
PRINCIPAL HOLDER                         RECORD       RECORD       RECORD       RECORD         RECORD
------------------------------------   ----------   ----------   ----------   ----------   -------------
A I M Advisors, Inc.(1)                     --           --           --           --          10.43%
Attn: Corporate Controller
1360 Peachtree St. NE
Atlanta, GA 30309-3283

AIM Omnibus Acct. for 529 Plan           16.59%          --           --           --             --
Growth Allocation 529 Portfolio
Attn: Jay Harvey
11 E. Greenway Plz, 9th Floor
Houston, TX 77046-1100

AIM Omnibus Acct. for 529 Plan           12.48%          --           --           --             --
13+ Years to College Portfolio
Attn: Jay Harvey
11 E. Greenway Plz, 9th Floor
Houston, TX 77046-1100

Marshall & Ilsley Trustco N A FBO           --           --           --           --          87.59%
WCPHD 401K Girard
11270 W. Park Pl, Ste 400
Milwaukee, WI 53224-3638



(1)  Owned of record and beneficially

                                         CLASS A      CLASS B     CLASS C       CLASS R    INSTITUTIONAL
                                         SHARES       SHARES       SHARES       SHARES      CLASS SHARES
                                       ----------   ----------   ----------   ----------   -------------
                                       PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF
PRINCIPAL HOLDER                         RECORD       RECORD       RECORD       RECORD         RECORD
------------------------------------   ----------   ----------   ----------   ----------   -------------
Merrill Lynch Pierce Fenner & Smith         --           --         7.04%          --             --
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr East 2nd Floor
Jacksonville, FL 32246-6484

Pershing LLC                                --         7.97%       10.62%          --             --
1 Pershing Plz
Jersey City, NJ 07399-0001





AIM INCOME ALLOCATION FUND


                                         CLASS A      CLASS B     CLASS C       CLASS R    INSTITUTIONAL
                                         SHARES       SHARES       SHARES       SHARES      CLASS SHARES
                                       ----------   ----------   ----------   ----------   -------------
                                       PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF
PRINCIPAL HOLDER                         RECORD       RECORD       RECORD       RECORD         RECORD
------------------------------------   ----------   ----------   ----------   ----------   -------------
A I M Advisors, Inc.(1)                     --           --           --           --         100.00%
Attn: Corporate Controller
1360 Peachtree St. NE
Atlanta, GA 30309-3283

Charles Schwab & Co. Inc.                20.60%          --           --           --             --
Reinvestment Account
101 Montgomery St.
San Francisco, CA 94104-4151

Designed Environments Inc.                  --           --           --         8.28%            --
Barbara Ellingboe
3524 105th St. NE
Kandiyohi, MN 56251-9756

Gregg C. Mazonas DDS PC 401(k) Plan         --           --           --        24.18%            --
Gregg C. Mazonas Trustee
2159 Intelliplex Dr Ste 114
Shelbyville, IN 46176-8548

Jordon Products Inc                         --           --           --        18.63%            --
401(K) Plan
Paul Jordon Trustee
430 Whitney Rd
Penfield, NY 14526-2326



(1)  Owned of record and beneficially

                                         CLASS A      CLASS B     CLASS C       CLASS R    INSTITUTIONAL
                                         SHARES       SHARES       SHARES       SHARES      CLASS SHARES
                                       ----------   ----------   ----------   ----------   -------------
                                       PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF
PRINCIPAL HOLDER                         RECORD       RECORD       RECORD       RECORD         RECORD
------------------------------------   ----------   ----------   ----------   ----------   -------------
Merrill Lynch Pierce Fenner & Smith         --         5.81%        6.99%          --             --
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Fl.
Jacksonville, FL 32246-6484

MG Trustco Cust FBO                         --           --           --         5.88%            --
Jeffrey M Bogan Insurance Agency IN
700 17th St. Suite 300
Denver, CO 80202-3531

NFS LLC FBO                                 --           --           --         5.94%            --
NFS/FMTC IRA
FBO Rosanna Cappiello
78 Chapel Hill Rd.
North Haven, CT 06473-2811

Pershing LLC                             18.44%       14.27%       26.83%          --             --
1 Pershing Plz
Jersey City, NJ 07399-0001

Radelowgittins RPMC                         --           --           --         5.44%            --
401(K) Plan
Dale Pettit Trustee
1775 Hancock St. Ste. 160
San Diego, CA 92110-2039

AIM INDEPENDENCE NOW FUND


                                         CLASS A      CLASS B     CLASS C       CLASS R    INSTITUTIONAL
                                         SHARES       SHARES       SHARES       SHARES      CLASS SHARES
                                       ----------   ----------   ----------   ----------   -------------
                                       PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF
PRINCIPAL HOLDER                         RECORD       RECORD       RECORD       RECORD         RECORD
------------------------------------   ----------   ----------   ----------   ----------   -------------
A I M Advisors, Inc.(1)                     --        14.48%       68.18%       92.61%        100.00%
Attn: Corporate Controller
1360 Peachtree St. NE
Atlanta, GA 30309-3283

American Enterprise Investment Svsc.        --           --         5.89%          --             --
P.O. Box 9446
Minneapolis, MN 55474-0001

Barbara Grantham &                        8.41%          --           --           --             --
Charles W Grantham JTWROS
1742 NW 7th St.
Grand Prarrie, TX 75050-2344

Big Fish Talent Agency Inc.                 --           --        25.49%          --             --
Elynne D Builder
312 W. 1st Avenue
Denver, CO 80223-1510

INTC                                        --         6.26%          --           --             --
Miller's Carpets
Sally A Garavaglia
615 Lakeview Dr.
Logansport, IN 46947-2202

INTC Cust IRA                             6.54%          --           --           --             --
Ronald O Harding
2008 Berry Roberts Dr.
Sun City Ctr., FL 33573-6104

NFS LLC FBO                              11.81%          --           --           --             --
NFS/FMTC IRA
FBO Dennis Dugan
23 Kenton Ave.
Marlton, NJ 08053-2534



(1)  Owned of record and beneficially

                                         CLASS A      CLASS B     CLASS C       CLASS R    INSTITUTIONAL
                                         SHARES       SHARES       SHARES       SHARES      CLASS SHARES
                                       ----------   ----------   ----------   ----------   -------------
                                       PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF
PRINCIPAL HOLDER                         RECORD       RECORD       RECORD       RECORD         RECORD
------------------------------------   ----------   ----------   ----------   ----------   -------------
NFS LLC FBO                               7.94%          --           --           --             --
Prudential Bank & Trust
FSB IRA R/O
FBO Jonnie Faye Williams
7858 E. Independence Street
Tulsa, OK 74115-6918

Pershing LLC                             12.32%          --           --           --             --
1 Pershing Plz
Jersey City, New Jersey 07399-0001

Raymond James & Assoc. Inc. CSDN            --        38.84%          --           --             --
FBO David P Darsney IRA R/O
58 Prescott St Unit 10
Lowell, MA 01852-1936

Raymond James & Assoc. Inc.                 --         5.64%          --           --             --
FBO Phyllis Barenboim TTEE
Phyllis Barenboim Rev Trust
4600 S Ocean Blvd. Apt 302
Boca Raton, FL 33487-5389

Wells Fargo Investments LLC                 --         8.82%          --           --             --
608 Second Avenue South
8th Floor
Minneapolis, MN 55402-1927

AIM INDEPENDENCE 2010 FUND


                                         CLASS A      CLASS B     CLASS C       CLASS R    INSTITUTIONAL
                                         SHARES       SHARES       SHARES       SHARES      CLASS SHARES
                                       ----------   ----------   ----------   ----------   -------------
                                       PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF
PRINCIPAL HOLDER                         RECORD       RECORD       RECORD       RECORD         RECORD
------------------------------------   ----------   ----------   ----------   ----------   -------------
A I M Advisors, Inc.(1)                     --        10.50%        7.06%       14.46%        100.00%
Attn: Corporate Controller
1360 Peachtree St. NE
Atlanta, GA 30309-3283

American Enterprise                         --         7.73%          --           --             --
Investments SVCS
P.O. Box 9446
Minneapolis, MN 55474-0001

Arendal Inc.                                --           --           --        10.08%            --
401(K) Plan
James F. Olsen Trustee
1043 S Van Buren St
Green Bay, WI 54301-3239

CBSL Inc.                                   --           --        18.93%          --             --
Eugene H. Rembowski
12910 Careywood
Sugarland, TX 77478-2538

CBSL Inc.                                   --           --         8.02%          --             --
Yvette R. Rembowski
12910 Careywood
Sugarland, TX 77478-2538

INTC Cust SEP IRA                           --         7.61%          --           --             --
Arkady Romm LLC FBO
Arkady Romm
17 Charles Ln.
Cherry Hill, NJ 08003-1415

INTC                                        --         5.94%          --           --             --
GPI Corporation
MaryAnn P Schmidt
7206 Wall St
Schofield, WI 54476-4828



(1)  Owned of record and beneficially

                                         CLASS A      CLASS B     CLASS C       CLASS R    INSTITUTIONAL
                                         SHARES       SHARES       SHARES       SHARES      CLASS SHARES
                                       ----------   ----------   ----------   ----------   -------------
                                       PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF
PRINCIPAL HOLDER                         RECORD       RECORD       RECORD       RECORD         RECORD
------------------------------------   ----------   ----------   ----------   ----------   -------------
MG Trusctco TTEE                            --           --           --        64.85%            --
R A Hair EM 401K Pl
700 17th Street Suite 300
Denver, CO 80202-3531

MG Trust Company Cust 401K                  --           --           --         7.44%            --
Robert E Fisher Sr Inc. 401K P TTEE
FBO MG Trustco Cust FBO
700 17th Street Suite 300
Denver, CO 80202-3531

NFS LLC FBO                              12.30%          --           --           --             --
John Linscott
Jane Linscott
7 Windwar Passage
North Yarmouth, ME 04097-6963

NFS LLC FEBO                                --         5.68%          --           --             --
NFS/FMTC Rollover IRA
FBO Florence C Sura
9240 S 86th Ct.
Hickory Hills, IL 60457-1706

NFS LLC FBO                               5.99%          --           --           --             --
Prudential Bank & Trust FSB IRA R/O
FBO Mary E. Hansen
702 E. 3rd St.
Metropolis, IL 62960-2254

Pershing LLC                              6.68%        5.92%       34.53%          --             --
1 Pershing Plz
Jersey City, New Jersey 07399-0001

Raymond James & Assoc Inc. CSDN             --         9.77%          --           --             --
FBO Cheryl Bosse Watson IRA
456 N. Broadway
Haverhill, MA 01832-1220

UBS Financial Services Inc. FBO             --         6.96%          --           --             --
UBS-FINSVC Cust FBO
Stephen E. Foy
P.O.Box 3321
1000 Harbor Blvd.
Weehawken, NJ 07086-8154

                                         CLASS A      CLASS B     CLASS C       CLASS R    INSTITUTIONAL
                                         SHARES       SHARES       SHARES       SHARES      CLASS SHARES
                                       ----------   ----------   ----------   ----------   -------------
                                       PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF
PRINCIPAL HOLDER                         RECORD       RECORD       RECORD       RECORD         RECORD
------------------------------------   ----------   ----------   ----------   ----------   -------------
UMB Bank NA Cust FBO                        --         6.07%          --           --             --
Greencastle-Antrim SD 403B
FBO Thomas M. Dracz
8867 Larry Dr.
Greencastle, PA 17225-9714

Wells Fargo Investments LLC                 --           --         6.79%          --             --
625 Marquette Ave. S 13th Floor
Minneapolis, MN 55402-2308


AIM INDEPENDENCE 2020 FUND


                                         CLASS A      CLASS B     CLASS C       CLASS R    INSTITUTIONAL
                                         SHARES       SHARES       SHARES       SHARES      CLASS SHARES
                                       ----------   ----------   ----------   ----------   -------------
                                       PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF
PRINCIPAL HOLDER                         RECORD       RECORD       RECORD       RECORD         RECORD
------------------------------------   ----------   ----------   ----------   ----------   -------------
A I M Advisors, Inc.(1)                     --           --           --           --         100.00%
Attn: Corporate Controller
11 E. Greenway Plz, Ste 1919
Houston, TX 77046-1103

INTC Cust IRA                               --           --         6.45%          --             --
FBO Elizabeth Topping
1133 Spring Garden Cir
Naperville, IL 60563-9337

INTC                                        --           --         7.75%          --             --
First Things First LTD
Edward L Ramsey
3214 Ellis St.
Eau Claire, WI 54701-6905



(1)  Owned of record and beneficially

                                         CLASS A      CLASS B     CLASS C       CLASS R    INSTITUTIONAL
                                         SHARES       SHARES       SHARES       SHARES      CLASS SHARES
                                       ----------   ----------   ----------   ----------   -------------
                                       PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF
PRINCIPAL HOLDER                         RECORD       RECORD       RECORD       RECORD         RECORD
------------------------------------   ----------   ----------   ----------   ----------   -------------
Harley Davidson of Long Branch              --         6.74%          --           --             --
Philip James Greig
802 C St.
Belmar, NJ 07719-2231

INING Associates Inc.                       --         6.34%          --           --             --
Defined Benefit Pension Pl
Kay Lu and Ining Lu Ttees
47 E. Las Flores Ave.
Arcadia, CA 91006-4633

Meredith Shearer Associates LLC             --           --           --        16.48%            --
401(K) Plan
Meredith Shearer Trustee
4799 Olde Town Pkwy Ste 100
Marietta, GA 30068-4399

MG Trustco TTEE                             --           --           --        45.16%            --
R A Hair Em 401K Pl
700 17th Street Suite 300
Denver, CO 80202-3531

MG Trust Company Cust 401K                  --           --           --        24.64%            --
Robert E Fisher Sr Inc 401K P TTEE
FBO MG Trustco Cust FBO
700 17th Street Suite 300
Denver, CO 80202-3531

Pershing LLC                              9.87%          --        22.82%          --             --
1 Pershing Plz
Jersey City,
New Jersey 07399-0001


AIM INDEPENDENCE 2030 FUND

                                         CLASS A      CLASS B     CLASS C       CLASS R    INSTITUTIONAL
                                         SHARES       SHARES       SHARES       SHARES      CLASS SHARES
                                       ----------   ----------   ----------   ----------   -------------
                                       PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF
PRINCIPAL HOLDER                         RECORD       RECORD       RECORD       RECORD         RECORD
------------------------------------   ----------   ----------   ----------   ----------   -------------
A I M Advisors, Inc.(1)                     --           --           --           --         100.00%
Attn: Corporate Controller
1360 Peachtree St. NE
Atlanta, GA 30309-3283


(1)  Owned of record and beneficially

                                         CLASS A      CLASS B     CLASS C       CLASS R    INSTITUTIONAL
                                         SHARES       SHARES       SHARES       SHARES      CLASS SHARES
                                       ----------   ----------   ----------   ----------   -------------
                                       PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF
PRINCIPAL HOLDER                         RECORD       RECORD       RECORD       RECORD         RECORD
------------------------------------   ----------   ----------   ----------   ----------   -------------
INING Associates Inc.                       --         5.17%          --           --             --
Defined Benefit Pension PL
Kay Lu and Ining Lu Ttees
47 E. Las Flores Ave.
Arcadia, CA 91006-4633

INTC                                        --         5.07%          --           --             --
Charlotte Chiropractic Clinic
James D. Myers
P. O. Box 436
Charlotte, MI 48813-0436

INTC Williams Insurance                     --           --         6.22%          --             --
Julie Ann Todd
P.O. Box 186
Oakland, IA 51560-0186

KJohnson Engineers                          --         5.12%          --           --             --
Stacy L Johnson
5510 Century Ave #3
Middleton, WI 53562-2033

Meredith Shearer Associates LLC             --           --           --        11.82%            --
401(k) Plan
Meredith Shearer Trustee
4799 Olde Towne Pkwy Ste 100
Marietta, GA 30068-4399

MG Trustco TTEE                             --           --           --        50.31%            --
R A Hair Em 401K Pl
700 17th Street Suite 300
Denver, CO 80202-3531

MG Trust Company Cust FBO                   --           --           --         6.95%            --
Pauls Architectural Woodcraft Co.
700 17th Street Suite 300
Denver, CO 80202-3531

MG Trust Company Cust 401K                  --           --           --         7.75%            --
Robert E Fisher Sr Inc 401K
P TTEE
FBO MG Trustco Cust FBO
700 17th Street Suite 300
Denver, CO 80202-3531

                                         CLASS A      CLASS B     CLASS C       CLASS R    INSTITUTIONAL
                                         SHARES       SHARES       SHARES       SHARES      CLASS SHARES
                                       ----------   ----------   ----------   ----------   -------------
                                       PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF
PRINCIPAL HOLDER                         RECORD       RECORD       RECORD       RECORD         RECORD
------------------------------------   ----------   ----------   ----------   ----------   -------------
NFS LLC FBO                                 --         9.18%          --           --             --
NFS/FMTC IRA
FBO Mark Short
3803 Cole Ct.
Carmel, IN 46032-8605

Pershing LLC                                --           --        33.24%          --             --
1 Pershing Plz
Jersey City, NJ 07399-0001


AIM INDEPENDENCE 2040 FUND


                                         CLASS A      CLASS B     CLASS C       CLASS R    INSTITUTIONAL
                                         SHARES       SHARES       SHARES       SHARES      CLASS SHARES
                                       ----------   ----------   ----------   ----------   -------------
                                       PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF
PRINCIPAL HOLDER                         RECORD       RECORD       RECORD       RECORD         RECORD
------------------------------------   ----------   ----------   ----------   ----------   -------------
A I M Advisors, Inc.(1)                     --         9.17%       11.77%       18.78%        100.00%
Attn: Corporate Controller
1360 Peachtree St. NE
Atlanta, GA 30309-3283

Acute Care Health System                    --           --        12.93%          --             --
401(k) Plan
Daniel Czermak Trustee
300 Second Ave.
Greenwall 6
Long Branch, NJ 07740

CCDC                                        --           --        11.70%          --             --
Rolfe M Hannah
4179 Ridgegate Dr.
Duluth, GA 30097-2313

CCDC                                        --           --        11.70%          --             --
Roy R. Chandler
4131 Ridge Rd
Buford, GA 30519-1850

GIGA Group                                  --           --         6.88%          --             --
Nilimesh R Chavan
12820 Morning Park Cir.
Alpharetta, GA 30004-7325



(1)  Owned of record and beneficially

                                         CLASS A      CLASS B     CLASS C       CLASS R    INSTITUTIONAL
                                         SHARES       SHARES       SHARES       SHARES      CLASS SHARES
                                       ----------   ----------   ----------   ----------   -------------
                                       PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF
PRINCIPAL HOLDER                         RECORD       RECORD       RECORD       RECORD         RECORD
------------------------------------   ----------   ----------   ----------   ----------   -------------
INING Associates Inc.                       --        20.11%          --           --             --
Defined Benefit Pension Pl Dtd Kay
Lu and Ining Lu TTEES
47 E. Las Flores Ave.
Arcadia, CA 91006-4633

INTC                                        --           --           --        11.20%            --
Agape Church
Andrea Qualls
2927 Bastogne Way
Benton, AR 72019-2003

INTC Cust IRA                               --         8.17%          --           --             --
FBO Marianne Frail
239 Widgedon Lndg
Hilton, NY 14468-8942

INTC Cust IRA R/O                           --        10.49%          --           --             --
FBO Victoria D Noonen
1227 Coronado Rd.
Elizabeth, CO 80107-9020

INTC MHMRA                                  --         8.19%          --           --             --
Anne Haffner
17530 Sorrel Ridge Dr.
Spring, TX 77388-5792

INTC                                        --         5.15%          --           --             --
Zagwear
Leonard Polakoff
30 Beaumont Dr
New York, NY 10956-4425

Josh Randall MD PC                          --           --         8.05%          --             --
401(K) Plan
Dr. Josh Randall Trustee
26732 Crown Valley Pkwy Ste 11
Mission Viejo, CA 92691-8532

MG Trust Company Cust 401K                  --           --           --        26.99%            --
Robert E Fisher Sr Inc 401K
P TTEE
FBO MG Trustco Cust FBO
700 17th Street Suite 300
Denver, CO 80202-3531

                                         CLASS A      CLASS B     CLASS C       CLASS R    INSTITUTIONAL
                                         SHARES       SHARES       SHARES       SHARES      CLASS SHARES
                                       ----------   ----------   ----------   ----------   -------------
                                       PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF
PRINCIPAL HOLDER                         RECORD       RECORD       RECORD       RECORD         RECORD
------------------------------------   ----------   ----------   ----------   ----------   -------------
MG Trustco TTEE                             --           --           --        20.33%            --
R A Hair Em 401K Pl
700 17th Street Suite 300
Denver, CO 80202-3531

MG Trustco Cust FBO                         --           --           --         7.70%            --
Phelon Group Inc Employees SA
700 17th Street Suite 300
Denver, CO 80202-3531

NFS LLC FBO                                 --         5.81%          --           --             --
JPMorgan Chase Bank Trad Cust
IRA of Thomas L Stillwell
2115 South Park Road
Louisville, KY 40219-4758

Pershing LLC                                --           --         7.98%          --             --
1 Pershing Plz
Jersey City, NJ 07399-0001

UMB Bank, NA C/F                            --         5.14%          --           --             --
Florence Township BOE
403B
FBO Francis R. Roberson Jr
2619 Auburn Ct.
Mount Laurel, NJ 08054-4235


AIM INDEPENDENCE 2050 FUND


                                         CLASS A      CLASS B     CLASS C       CLASS R    INSTITUTIONAL
                                         SHARES       SHARES       SHARES       SHARES      CLASS SHARES
                                       ----------   ----------   ----------   ----------   -------------
                                       PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF
PRINCIPAL HOLDER                         RECORD       RECORD       RECORD       RECORD         RECORD
------------------------------------   ----------   ----------   ----------   ----------   -------------
A I M Advisors, Inc.(1)                     --        22.90%       29.33%       26.90%        100.00%
Attn: Corporate Controller
1360 Peachtree St NE
Atlanta, GA 30309-3283



(1)  Owned of record and beneficially

                                         CLASS A      CLASS B     CLASS C       CLASS R    INSTITUTIONAL
                                         SHARES       SHARES       SHARES       SHARES      CLASS SHARES
                                       ----------   ----------   ----------   ----------   -------------
                                       PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF
PRINCIPAL HOLDER                         RECORD       RECORD       RECORD       RECORD         RECORD
------------------------------------   ----------   ----------   ----------   ----------   -------------
CSA of the Carolinas Inc.                   --           --         5.86%          --             --
Clifton S. Arthur
8605 Mossington Ln.
Waxhaw, NS 28173-6621

CSA of the Carolinas Inc.                   --           --         5.86%          --             --
Rosemary G. Arthur
8605 Mossington Ln.
Waxhaw, NS 28173-6621

David Kingman CPA Inc.                      --           --           --         6.82%            --
401(k) Plan
David Kingman Trustee
210 Avondale Ave Ste. 1
Wilmington, NC 28403-7050

INTC                                        --           --         5.61%          --             --
Diamond Food Enterprises, Inc.
Stephen M Lambros
6929 Eschol Ct.
Wilmington, NC 28409-2686

INTC                                      9.81%          --           --           --
Gerald Larson Ltd.
Brian J Larson
P.O. Box 662
Park River, ND 58270-0662

INTC                                      9.64%          --           --           --             --
Gerald Larson Ltd.
Gerald D. Larson
418 Briggs Ave.
Park River, ND 58270

INTC                                     10.34%          --           --           --             --
Gerald Larson Ltd.
Mary B Snyder
P.O. Box 662
Park River, ND 58270-0662

INTC                                        --           --        17.57%          --             --
Snow City Arts Foundation
Paul J Sznewajs
2003 W. Ohio St.
Chicago, IL 60612-1515

                                         CLASS A      CLASS B     CLASS C       CLASS R    INSTITUTIONAL
                                         SHARES       SHARES       SHARES       SHARES      CLASS SHARES
                                       ----------   ----------   ----------   ----------   -------------
                                       PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF
PRINCIPAL HOLDER                         RECORD       RECORD       RECORD       RECORD         RECORD
------------------------------------   ----------   ----------   ----------   ----------   -------------
INTC CUST FBO                               --        13.28%          --           --             --
Jane L. Lincoln
Roth IRA
45 Carriage Trail Dr.
Farmingdale, ME 04344-4819

INTC Cust IRA FBO                           --         9.60%          --           --             --
Timothy S Williams
805 E. Detroit Ave
Indianola, IA 50125-1725

INTC CUST IRA R/O                           --           --           --         7.49%            --
FBO Scott A. Holden
6424 Knights of Columbus Rd
N. Little Rock, AR 72118-2180

INTC Cust Sep IRA                           --         5.59%          --           --             --
T&R Construction Inc. FBO
Rachel B. Morales
7846 Bankside Dr.
Houston, TX 77071-1702

MG Trust Company Cust FBO                   --           --           --        54.06%            --
Pauls Architectural Woodcraft Co.
700 17th Street Suite 300
Denver, CO 80202-3531

Pershing LLC                                --           --        13.85%          --             --
1 Pershing Plz
Jersey City, NJ 07399-0001

Raymond James & Assoc Inc                              6.29%
FBO Richard A Chambers
John C Doherty POA
69 Carmel Rd.
Andover, MA 01810-3119

Raymond James & Assoc Inc                   --        14.03%          --           --             --
FBO William M Flanagan
William M Flanagan Trust
36 Kieran Rd.
Andover, MA 01845-4606

AIM INTERNATIONAL ALLOCATION FUND


                                         CLASS A      CLASS B     CLASS C       CLASS R    INSTITUTIONAL
                                         SHARES       SHARES       SHARES       SHARES      CLASS SHARES
                                       ----------   ----------   ----------   ----------   -------------
                                       PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF
PRINCIPAL HOLDER                         RECORD       RECORD       RECORD       RECORD         RECORD
------------------------------------   ----------   ----------   ----------   ----------   -------------
A I M Advisors, Inc.(1)                     --           --           --           --          13.37%
Attn: Corporate Controller
1360 Peachtree St NE
Atlanta, GA 30309-3283

CBNA Cust                                   --           --           --         5.15%            --
FBO Larry G. Cushing & Sons 401K
6 Rhoads Dr. Ste 7
Utica NY 13502-6317

Charles Schwab & Co. Inc.                30.21%          --           --           --             --
Reinvestment Account
101 Montgomery St.
San Francisco CA 94104-4151

MG Trustco Cust. FBO                        --           --           --         5.65%            --
Matenaer Corp 401K Savings
700 17th Street Suite 300
Denver, CO 80202-3531

MG Trustco Cust TTEE                        --           --           --         5.19%            --
Donald Wurtzel DDS PC EE 401K
700 17th Street, Ste 300
Denver, CO 80202-3531

Merrill Lynch Pierce Fenner & Smith         --           --        12.45%          --             --
FBO the Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Fl.
Jacksonville, FL 32246-6484

NFS LLC FEBO                                --           --           --         6.22%            --
Assurant Deferred Comp Plan
Nat'l Trust Mgmt Svcs TTEE
ADC 409 (A)
57 Culpeper St.
Warrenton, VA 20186-3320



(1) Owned of record and beneficially

                                         CLASS A      CLASS B     CLASS C       CLASS R    INSTITUTIONAL
                                         SHARES       SHARES       SHARES       SHARES      CLASS SHARES
                                       ----------   ----------   ----------   ----------   -------------
                                       PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF
PRINCIPAL HOLDER                         RECORD       RECORD       RECORD       RECORD         RECORD
------------------------------------   ----------   ----------   ----------   ----------   -------------
Pershing LLC                             10.49%       13.01%       13.97%        5.16%         86.63%
1 Pershing Plz
Jersey City, NJ 07399-0001


AIM MID CAP CORE EQUITY FUND


                                         CLASS A      CLASS B     CLASS C       CLASS R    INSTITUTIONAL
                                         SHARES       SHARES       SHARES       SHARES      CLASS SHARES
                                       ----------   ----------   ----------   ----------   -------------
                                       PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF
PRINCIPAL HOLDER                         RECORD       RECORD       RECORD       RECORD         RECORD
------------------------------------   ----------   ----------   ----------   ----------   -------------
Citigroup Global Market                     --           --         8.58%          --             --
House Account
Attn: Cindy Tempesta
333 West 34th St.
7th Floor
New York, NY 10001-2402

FIIOC Agent                                 --           --           --           --          62.03%
Employee Benefit Plans
100 Magellan Way KW1C
Covington, KY 41015-1987

Hartford Life Insurance Co.                 --           --           --         6.06%            --
Separate Account 401K
P. O. Box 2999
Hartford, CT 06104-2999

Merrill Lynch Pierce Fenner & Smith         --           --        16.41%        6.10%            --
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr East, 2nd Floor
Jacksonville, FL 32246

Morgan Stanley DW                           --           --         6.85%          --             --
Attn: Mutual Fund Operations
3 Harborside PL FL 6
Jersey City, NJ 07311-3907

Pershing LLC                              5.17%       11.07%        9.45%          --             --
1 Pershing Plz
Jersey City, NJ 07399-0001

                                         CLASS A      CLASS B     CLASS C       CLASS R    INSTITUTIONAL
                                         SHARES       SHARES       SHARES       SHARES      CLASS SHARES
                                       ----------   ----------   ----------   ----------   -------------
                                       PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF
PRINCIPAL HOLDER                         RECORD       RECORD       RECORD       RECORD         RECORD
------------------------------------   ----------   ----------   ----------   ----------   -------------
State Street Bank and Trust Co.             --           --           --           --          35.70%
401K as TTEE for Pinnacle West
Capital Corporation Savings Plan
105 Rosemont Rd.
Westwood, MA 02090-2318


AIM MODERATE ALLOCATION FUND


                                         CLASS A      CLASS B     CLASS C       CLASS R    INSTITUTIONAL
                                         SHARES       SHARES       SHARES       SHARES      CLASS SHARES
                                       ----------   ----------   ----------   ----------   -------------
                                       PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF
PRINCIPAL HOLDER                         RECORD       RECORD       RECORD       RECORD         RECORD
------------------------------------   ----------   ----------   ----------   ----------   -------------
A I M Advisors, Inc.(1)                     --           --           --           --         100.00%
Attn: Corporate Controller
1360 Peachtree St. NE
Atlanta, GA 30309-3283

AIM Omnibus Account for 529 Plan          5.34%          --           --           --             --
Moderate Allocation 529 Portfolio
Attn: Jay Harvey
11 E. Greenway Plz, 9th Floor
Houston, TX 77046-1100

AIM Omnibus Account for 529 Plan         12.29%          --           --           --             --
4-6 Years to College Portfolio
Attn: Jay Harvey
11 E. Greenway Plz, 9th Floor
Houston, TX 77046-1100

GPC Securities Inc.                         --           --           --         5.28%            --
As Agent for Frost
Nat'l Bank TTEE FBO
Super S Foods Employees'
PSRP Plan & Trust
P.O. Box 105117
Atlanta, GA 30348-5117



(1)  Owned of record and beneficially

                                         CLASS A      CLASS B     CLASS C       CLASS R    INSTITUTIONAL
                                         SHARES       SHARES       SHARES       SHARES      CLASS SHARES
                                       ----------   ----------   ----------   ----------   -------------
                                       PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF
PRINCIPAL HOLDER                         RECORD       RECORD       RECORD       RECORD         RECORD
------------------------------------   ----------   ----------   ----------   ----------   -------------
GPC Securities Inc.                         --           --           --         8.04%            --
As Agent for Reliance Trust Co. FBO
SMRT, Inc. 401 (K) PS Plan
P.O. Box 105117
Atlanta, GA 30348-5117

Merrill Lynch Pierce Fenner & Smith         --           --         7.51%          --             --
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr East 2nd Floor
Jacksonville, FL 32246-6484

MG Trust Company Cust 401(k)                --           --           --         6.33%            --
FBO Giordanos Enterprises Inc. 401K
700 17th Street Suite 300
Denver, CO 80202-3531

Pershing LLC                              6.48%        9.86%        8.91%          --             --
1 Pershing Plz
Jersey City, NJ 07399-0001





AIM MODERATE GROWTH ALLOCATION FUND


                                         CLASS A      CLASS B     CLASS C       CLASS R    INSTITUTIONAL
                                         SHARES       SHARES       SHARES       SHARES      CLASS SHARES
                                       ----------   ----------   ----------   ----------   -------------
                                       PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF
PRINCIPAL HOLDER                         RECORD       RECORD       RECORD       RECORD         RECORD
------------------------------------   ----------   ----------   ----------   ----------   -------------
AIM Advisors Inc(1)                         --           --           --           --         100.00%
Attn: Corporate Controller
1360 Peachtree St NE
Atlanta, GA 30309-3283

AIM Omnibus Account for 529 Plan         30.83%          --           --           --             --
7-12 Years to College Portfolio
Attn: Jay Harvey
11 E. Greenway Plz, 9th Floor
Houston, TX 77046-1100



(1)  Owned of record and beneficially

                                         CLASS A      CLASS B     CLASS C       CLASS R    INSTITUTIONAL
                                         SHARES       SHARES       SHARES       SHARES      CLASS SHARES
                                       ----------   ----------   ----------   ----------   -------------
                                       PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF
PRINCIPAL HOLDER                         RECORD       RECORD       RECORD       RECORD         RECORD
------------------------------------   ----------   ----------   ----------   ----------   -------------
AIM Omnibus Account for 529 Plan         11.89%          --           --           --             --
Moderate Growth Allocation
Fund 529 Portfolio
Attn: Jay Harvey
11 E. Greenway Plz, 9th Floor
Houston, TX 77046-1100

Merrill Lynch Pierce Fenner & Smith         --           --         6.27%          --             --
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484

MG Trust Company Cust FBO                   --           --           --        10.70%            --
TAAAC Employee 401(k)
700 17th St. Ste 300
Denver, CO 80202-3531

Pershing LLC                                --         7.63%        9.95%          --             --
1 Pershing Plz
Jersey City, NJ 07399-0001





AIM MODERATELY CONSERVATIVE ALLOCATION FUND


                                         CLASS A      CLASS B     CLASS C       CLASS R    INSTITUTIONAL
                                         SHARES       SHARES       SHARES       SHARES      CLASS SHARES
                                       ----------   ----------   ----------   ----------   -------------
                                       PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF
PRINCIPAL HOLDER                         RECORD       RECORD       RECORD       RECORD         RECORD
------------------------------------   ----------   ----------   ----------   ----------   -------------
A I M Advisors, Inc.(1)                     --           --           --           --          35.13%
Attn: Corporate Controller
1360 Peachtree St NE
Atlanta, GA 30309-3283



(1)  Owned of record and beneficially

                                         CLASS A      CLASS B     CLASS C       CLASS R    INSTITUTIONAL
                                         SHARES       SHARES       SHARES       SHARES      CLASS SHARES
                                       ----------   ----------   ----------   ----------   -------------
                                       PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF
PRINCIPAL HOLDER                         RECORD       RECORD       RECORD       RECORD         RECORD
------------------------------------   ----------   ----------   ----------   ----------   -------------
AIM Omnibus Account for 529 Plan         57.46%          --           --           --             --
1-3 Years to College Portfolio
Attn: Jay Harvey
11 E. Greenway Plz, 9th Floor
Houston, TX 77046-1100

GPC Securities Inc. Ttee FBO                --           --           --        33.54%            --
Frost National Bank FBO
Thad Ziegler Glass Ltd. 401K Pl
P.O. Box 105117
Atlanta, GA 30348-5117

LPL Financial Services                      --           --           --           --          64.87%
9785 Towne Centre Dr.
San Diego, CA 92121-1968

MG Trustco TTEE                             --           --           --         5.35%            --
Integrated Design Inc.
401k Plan
700 17th Street, Ste. 300
Denver, CO 80202-3531

MG Trustco Cust FBO                         --           --           --         8.05%            --
HB & Sons Auto Flatteners PSP
700 17th Street, Ste 300
Denver, CO 80202-3531

Merrill Lynch Pierce Fenner & Smith         --           --        11.80%          --             --
FBO the Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484

Northern Radiological Assoc                 --           --           --        10.80%            --
Brenda Roy - Clark
49 2nd St.
Presque Isle, NE 04769-2637

Persaud Electric PSP                        --           --           --         6.65%            --
Harry C. Persaud TTEE
144 Greenville Ave
Jersey City, NJ 07305-1824

                                         CLASS A      CLASS B     CLASS C       CLASS R    INSTITUTIONAL
                                         SHARES       SHARES       SHARES       SHARES      CLASS SHARES
                                       ----------   ----------   ----------   ----------   -------------
                                       PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF
PRINCIPAL HOLDER                         RECORD       RECORD       RECORD       RECORD         RECORD
------------------------------------   ----------   ----------   ----------   ----------   -------------
Pershing LLC                                --        12.01%        6.54%          --             --
1 Pershing Plz
Jersey City,  NJ 07339-0001





AIM SMALL CAP GROWTH FUND


                                         CLASS A      CLASS B      CLASS C      CLASS R    INVESTOR CLASS   INSTITUTIONAL
                                         SHARES       SHARES       SHARES       SHARES         SHARES       CLASS SHARES
                                       ----------   ----------   ----------   ----------   --------------   -------------
                                       PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE       PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF         OWNED OF
PRINCIPAL HOLDER                         RECORD       RECORD       RECORD       RECORD         RECORD           RECORD
------------------------------------   ----------   ----------   ----------   ----------   --------------   -------------
AIM Growth Allocation                       --           --           --           --             --            35.95%
Fund Omnibus Account
c/o AIM Advisors
11 E. Greenway Plz, Ste 100
Houston, TX 77046-1113

American United Life Group                  --           --           --         6.62%            --               --
Retirement Annuity
P.O. Box 398
Indianapolis, IN 46206-0398

Charles Schwab & Co. Inc.                   --           --           --           --          10.58%              --
Special Custody Acct for the
Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4151

Citigroup Global Markets                    --           --         5.01%          --             --               --
House Acct
Attn: Cindy Tempesta
333 W. 34th Street, 7th Floor
New York, NY 10001-2402

Delaware Charter Guarantee & Trust          --           --           --           --           6.07%              --
FBO Principal Financial Group
Omnib
US Qualified
711 High St.
Des Monies, IA 50392-0001

                                         CLASS A      CLASS B      CLASS C      CLASS R    INVESTOR CLASS   INSTITUTIONAL
                                         SHARES       SHARES       SHARES       SHARES         SHARES       CLASS SHARES
                                       ----------   ----------   ----------   ----------   --------------   -------------
                                       PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE       PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF         OWNED OF
PRINCIPAL HOLDER                         RECORD       RECORD       RECORD       RECORD         RECORD           RECORD
------------------------------------   ----------   ----------   ----------   ----------   --------------   -------------
Fidelity Investments                        --           --           --           --             --            24.06%
Institutional
Operations Co (FIIOC) As Agent
For Certain Employee Benefit
Plans
100 Magellan Way
Mail Location - KW1C
Covington, KY 41015-1999

FIIOC Agent                                 --           --           --           --           7.09%              --
Employee Benefit Plans
100 Megallan Way KW1C
Covington, KY 41015-1987

GPC Securities Inc. As Agent                --           --           --           --             --            12.55%
for Merrill Lynch BK. & TR.
Co. FSB TTEE
FBO Amvescap 401(K) Plan
P.O. Box 105117
Atlanta, GA 30348-5117

GPC Securities Inc. As Agent                --           --           --           --             --             5.92%
for Merrill Lynch BK. & TR.
Co. FSB TTEE
FBO Amvescap Money Purchase Plan
P.O. Box 105117
Atlanta, GA 30348-5117

Hartford Life Insurance Co.               5.67%          --           --           --             --               --
Separate Account 401K
P. O. Box 2999
Hartford, CT 06104-2999

John Hancock Life Insurance Co           10.47%          --           --           --             --               --
(U.S.A)
RPS Seg Funds & Accounting ET-7
601 Congress St.
Boston, MA 02210-2804

Merrill Lynch Pierce Fenner & Smith         --         5.10%       28.54%       11.18%            --            13.34%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr East, 2nd Floor
Jacksonville, FL 32246-6484

                                         CLASS A      CLASS B      CLASS C      CLASS R    INVESTOR CLASS   INSTITUTIONAL
                                         SHARES       SHARES       SHARES       SHARES         SHARES       CLASS SHARES
                                       ----------   ----------   ----------   ----------   --------------   -------------
                                       PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE       PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF         OWNED OF
PRINCIPAL HOLDER                         RECORD       RECORD       RECORD       RECORD         RECORD           RECORD
------------------------------------   ----------   ----------   ----------   ----------   --------------   -------------
Nationwide Trust Company FSB                --           --           --           --           6.11%              --
c/o IPO Portfolio Accounting
P. O. Box 182029
Columbus, OH 43218-2029

Nationwide Life Insurance Co                --           --           --           --           8.36%              --
QPVA
c/o IPO Portfolio Accounting
P. O. Box 182029
Columbus, OH 43218-2029

Pershing LLC                                --        10.03%        6.76%          --             --               --
1 Pershing Plz
Jersey City, NJ 07399-0001

Relistar Insurance Co of New York           --           --           --         6.61%            --               --
One Orange Way B3N
Windsor, CT 06095

Relistar Insurance Co. Of New York          --           --           --         5.13%            --               --
One Orange Way BN
Windsor, CT 06095

Wells Fargo Bank NA FBO                     --           --           --           --           7.71%              --
Tetra Tech Inc. Retplan
P. O. Box 1533
Minneapolis, MN 55480-1533


MANAGEMENT OWNERSHIP


     As of April 2, 2008, the trustees and officers as a group owned less than 1% of the shares outstanding of each class of any Fund.

                                   APPENDIX G
                                 MANAGEMENT FEES

     For the last three fiscal years ended December 31, the management fees payable by each Fund, the amounts waived by Invesco Aim and the net fees paid by each Fund were as follows:


                                     2007                                 2006                                 2005
                     ------------------------------------ ------------------------------------ ------------------------------------
                      MANAGEMENT  MANAGEMENT      NET      MANAGEMENT  MANAGEMENT      NET      MANAGEMENT  MANAGEMENT      NET
                         FEE         FEE       MANAGEMENT     FEE         FEE       MANAGEMENT     FEE         FEE       MANAGEMENT
      FUND NAME        PAYABLE     WAIVERS      FEE PAID    PAYABLE     WAIVERS      FEE PAID    PAYABLE     WAIVERS      FEE PAID
-------------------- ----------- -----------  ----------- ----------- -----------  ----------- ----------- -----------  -----------
AIM Basic Value Fund $31,971,628 $(1,364,003) $30,607,625 $38,461,676 $(3,101,708) $35,359,968 $44,072,447 $(3,796,897) $40,275,550
AIM Global Equity
   Fund                4,930,100    (530,272)   4,399,828   4,742,589    (901,215)   3,841,374   3,632,883    (680,579)   2,952,304
AIM Mid Cap Core
   Equity Fund        15,418,103    (301,153)  15,116,950  19,530,583    (100,995)  19,429,588  24,445,043    (122,469)  24,322,574
AIM Small Cap Growth
   Fund               12,277,780     (27,310)  11,548,201  11,548,201      (5,988)  11,542,213  11,156,240      (6,710)  11,149,530

                                   APPENDIX H
                               PORTFOLIO MANAGERS





PORTFOLIO MANAGER FUND HOLDINGS AND INFORMATION ON OTHER MANAGED ACCOUNTS



          Invesco Aim's portfolio managers develop investment models which are used in connection with the management of certain AIM Funds as well as other mutual funds for which Invesco Aim or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The following chart reflects the portfolio managers' investments in the Funds that they manage. The chart also reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) mutual funds, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.



The following information is as of December 31, 2007:



                                                                            OTHER POOLED
                                                   OTHER REGISTERED     INVESTMENT VEHICLES      OTHER ACCOUNTS
                                                 MUTUAL FUNDS MANAGED     MANAGED (ASSETS      MANAGED (ASSETS IN
                                                 (ASSETS IN MILLIONS)       IN MILLIONS)          MILLIONS)(2)
                            DOLLAR RANGE OF      --------------------   -------------------   -------------------
                          INVESTMENTS IN EACH    NUMBER OF               NUMBER OF            NUMBER OF
   PORTFOLIO MANAGER            FUND(1)           ACCOUNTS    ASSETS      ACCOUNTS   ASSETS    ACCOUNTS    ASSETS
----------------------   ---------------------   ---------   --------   ----------   ------   ---------   --------
                                               AIM BASIC VALUE FUND
R. Canon Coleman II      $500,001 - $1,000,000       5       $2,671.0      None       None      1,298     $  383.3
Matthew W. Seinsheimer   $500,001 - $1,000,000       4       $2,421.8      None       None      1,298     $  383.3
Michael J. Simon            Over $1,000,000          8       $4,027.2      None       None      1,298     $  383.3
Bret W. Stanley             Over $1,000,000          5       $2,671.0      None       None      1,298     $  383.3

                                         AIM CONSERVATIVE ALLOCATION FUND
Gary Wendler                      None              12       $2,653.8      None       None       None       None

                                              AIM GLOBAL EQUITY FUND
Derek S. Izuel             $10,001 - $50,000         1       $  388.7         3      $223.3      None       None
Duy Nguyen                    $1 - $10,000           1       $  388.7         2      $170.9      None       None

                                            AIM GROWTH ALLOCATION FUND
Gary Wendler               $50,001 - $100,000       12       $2,045.9      None       None       None       None



--------------
(1) This column reflects investments in a Fund's shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.



(2) These are accounts of individual investors for which Invesco Aim's affiliate, Invesco Aim Private Asset Management, Inc. ("IAPAM") provides investment advice. IAPAM offers separately managed accounts that are managed according to the investment models developed by Invesco Aim's portfolio managers and used in connection with the management of certain AIM Funds. IAPAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

                                                                            OTHER POOLED
                                                   OTHER REGISTERED     INVESTMENT VEHICLES      OTHER ACCOUNTS
                                                 MUTUAL FUNDS MANAGED     MANAGED (ASSETS      MANAGED (ASSETS IN
                                                 (ASSETS IN MILLIONS)       IN MILLIONS)          MILLIONS)(2)
                            DOLLAR RANGE OF      --------------------   -------------------   -------------------
                          INVESTMENTS IN EACH    NUMBER OF               NUMBER OF            NUMBER OF
   PORTFOLIO MANAGER            FUND(1)           ACCOUNTS    ASSETS      ACCOUNTS   ASSETS    ACCOUNTS    ASSETS
----------------------   ---------------------   ---------   --------   ----------   ------   ---------   --------
                                            AIM INCOME ALLOCATION FUND
Gary Wendler                      None              12       $2,678.3       None      None       None       None

                                         AIM INTERNATIONAL ALLOCATION FUND
Gary Wendler                      None              12       $2,361.5       None      None       None       None

                                           AIM MID CAP CORE EQUITY FUND
Doug Asiello                  $1 - $10,000           1       $  664.7       None      None      4,183     $1,131.4
Brian Nelson                      None               4       $9,129.5       None      None      4,184     $1,131.5
Ronald S. Sloan          $500,001 - $1,000,000       4       $9,129.5       None      None      4,184     $1,131.5

                                           AIM MODERATE ALLOCATION FUND
Gary Wendler                      None              12       $1,993.6       None      None       None       None

                                        AIM MODERATE GROWTH ALLOCATION FUND
Gary Wendler                      None              12       $2,272.3       None      None       None       None

                                    AIM MODERATELY CONSERVATIVE ALLOCATION FUND
Gary Wendler                      None              12       $2,665.7       None      None       None       None

                                             AIM SMALL CAP GROWTH FUND
Juliet S. Ellis           $100,001 - $500,000        6       $2,198.1       None      None       None       None
Juan R. Hartsfield         $100,001-$500,000         6       $2,198.1       None      None       None       None
Clay Manley(3)             $50,001 - $100,000        4       $1,292.7       None      None       None       None



(3) Mr. Manley began serving as portfolio manager on February 4, 2008. Information for Mr. Manley has been provided as of February 29, 2008.



POTENTIAL CONFLICTS OF INTEREST



          Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:



- The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Advisor and each Sub-Advisor seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

- If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Advisor, each Sub-Advisor and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.



- The Advisor and each Sub-Advisor determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco Aim or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Advisor and each Sub-Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.



- Finally, the appearance of a conflict of interest may arise where the Advisor or Sub-Advisor has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities.



          The Advisor, each Sub-Advisor, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.



DESCRIPTION OF COMPENSATION STRUCTURE



For the Advisor and each affiliated Sub-Advisor



          The Advisor and each Sub-Advisor seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive fund performance. The Advisor and each Sub-Advisor evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following three elements:



          Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Advisor and each Sub-Advisor's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.



          Annual Bonus. The portfolio managers are eligible, along with other employees of the Advisor and each Sub-Advisor, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco reviews and approves the amount of the bonus pool available for the Advisor and each of the Sub-Advisor's investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).



          Each portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1



             SUB-ADVISOR                       PERFORMANCE TIME PERIOD(3)
-------------------------------------   ----------------------------------------
Invesco Aim                             Four-year average performance against
                                        Fund peer group

Invesco Institutional (Except Invesco   One-, Three- and Five-year performance
Real Estate U.S.)                       against Fund peer group.
Invesco Global
Invesco Australia
Invesco Deutschland

Invesco Institutional - Invesco Real    N/A
Estate U.S.

Invesco Senior Secured                  N/A

AFMI                                    One-year performance against Fund peer
                                        group.

                                        Three- and Five-year performance against entire universe of Canadian funds.

Invesco Hong Kong                       One- and Three-year performance against
Invesco Asset Management                Fund peer group.

Invesco Japan                           One-, Three- and Five-year performance
                                        against the appropriate Micropol
                                        benchmark.



          Invesco Institutional - Invesco Real Estate U.S.'s bonus is based on net operating profits of Invesco Institutional - Invesco Real Estate U.S.



          Invesco Senior Secured's bonus is based on annual measures of equity return and standard tests of collateralization performance.



          High investment performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.



          Equity-Based Compensation. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of Invesco stock from pools determined from time to time by the Compensation Committee of Invesco's Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.



          Portfolio managers also participate in benefit plans and programs available generally to all employees.



----------
(3)  Rolling time periods based on calendar year end.

                                   APPENDIX I

                          ADMINISTRATIVE SERVICES FEES

          The Funds paid Invesco Aim the following amounts for administrative services for the last three fiscal years ended December 31:


                   FUND NAME                       2007       2006       2005
                   ---------                     --------   --------   --------
AIM Basic Value Fund                             $639,343   $664,054   $689,950
AIM Conservative Allocation Fund                   50,000     50,000   $ 50,000
AIM Global Equity Fund                            169,040    151,876   $117,562
AIM Growth Allocation Fund                        189,151    119,697   $ 50,000
AIM Income Allocation Fund(1)                      50,000     50,000   $  8,493
AIM International Allocation Fund(1)              115,677     50,000   $  8,493
AIM Mid Cap Core Equity Fund                      483,362    565,612   $599,362
AIM Moderate Allocation Fund                      206,131    156,370   $107,288
AIM Moderate Growth Allocation Fund(2)            136,022     50,000   $ 33,836
AIM Moderately Conservative Allocation Fund(2)     50,000     50,000   $ 33,835
AIM Small Cap Growth Fund                         430,556    413,252   $398,125


(1)  Commenced operations on October 31, 2005.

(2)  Commenced operations on April 29, 2005.

                                   APPENDIX J

                              BROKERAGE COMMISSIONS

          Set forth below are brokerage commissions(1) paid by each of the Funds listed below during the last three fiscal years or period ended December 31. Unless otherwise indicated, the amount of brokerage commissions paid by a Fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.


                      FUND                            2007         2006         2005
                      ----                         ----------   ----------   ----------
AIM Basic Value Fund                               $3,267,322   $2,749,607   $2,888,348
AIM Conservative Allocation Fund(2)                       N/A          N/A          N/A
AIM Global Equity Fund                              1,252,753    1,284,079      629,079
AIM Growth Allocation Fund(2)                             N/A          N/A          N/A
AIM Income Allocation Fund(2,3)                           N/A          N/A          N/A
AIM International Allocation Fund(2,3)                    N/A          N/A          N/A
AIM Mid Cap Core Equity Fund                        3,448,283    4,836,288    5,210,807
AIM Moderate Allocation Fund(2)                           N/A          N/A          N/A
AIM Moderate Growth Allocation Fund(2,4)                  N/A          N/A          N/A
AIM Moderately Conservative Allocation Fund(2,4)          N/A          N/A          N/A
AIM Small Cap Growth Fund                           1,200,497    2,140,626    2,246,672


(1) Disclosure regarding brokerage commissions is limited to commissions paid on agency trades and designated as such on the trade confirm.

(2) This fund is a fund of funds, and therefore does not allow transactions for brokerage commissions. However, for such data for each of the underlying funds which comprise the subject fund of funds, please see the SAI of each underlying fund.

(3)  Commenced operations on October 31, 2005.


(4)  Commenced operations on April 29, 2005.

                                   APPENDIX K


DIRECTED BROKERAGE (RESEARCH SERVICES)


          During the last fiscal year ended December 31, 2007, each Fund allocated the following amount of transactions to broker-dealers that provided Invesco Aim with certain research, statistics and other information:


                                                                       Related
                                                                      Brokerage
Fund                                             Transactions(1)   Commissions(1)
----                                             ---------------   --------------
AIM Basic Value Fund                              $3,108,760,086     $2,926,822
AIM Conservative Allocation Fund(2)                          N/A            N/A
AIM Global Equity Fund                             1,569,259,483      1,174,218
AIM Growth Allocation Fund(2)                                N/A            N/A
AIM Income Allocation Fund(2)                                N/A            N/A
AIM International Allocation Fund(2)                         N/A            N/A
AIM Mid Cap Core Equity Fund                       2,134,357,714      3,157,331
AIM Moderate Allocation Fund(2)                              N/A            N/A
AIM Moderate Growth Allocation Fund(2)                       N/A            N/A
AIM Moderately Conservative Allocation Fund(2)               N/A            N/A
AIM Small Cap Growth Fund                            842,570,334      1,936,638



(1) Amount is inclusive of commissions paid to, and brokerage transactions placed with, certain brokers that provide execution, research and other services.



(2) This fund is a fund of funds, and therefore does not allow transactions for research, statistics or other information. However, for such data for each of the underlying funds which comprise the subject fund of funds, please see the SAI of each underlying fund.



PURCHASES OF SECURITIES OF REGULAR BROKERS OR DEALERS


          During the last fiscal year ended December 31, 2007, the following Funds purchased securities by the following companies, which are "regular" brokers or dealers of one or more of the Funds identified below:


                                                     Market Value
Issuer                           Security     (as of December 31, 2007)
------                         ------------   -------------------------
AIM Basic Value Fund
   Merrill Lynch & Co., Inc.   Common Stock            $71,166
   Morgan Stanley              Common Stock             74,328

                                   APPENDIX L

      CERTAIN FINANCIAL ADVISORS THAT RECEIVE ONE OR MORE TYPES OF PAYMENTS

1st Global Capital Corporation
A G Edwards & Sons, Inc.
ADP Broker Dealer, Inc.
Advantage Capital Corporation
American General Securities, Inc.
American Skandia Life Assurance Corporation
American United Life Insurance Company
Ameriprise Financial Services, Inc.
APS Financial
Associated Securities Corporation
AXA Advisors, LLC
Bank of New York
Bank of Oklahoma N.A.
BBVA Investments
Bear Stearns Securities Co
Brown Brothers Harriman
Cadaret Grant & Company, Inc.
Cambridge Investment Research, Inc.
Cantella
Cantor Fitzgerald
Centennial Bank
Charles Schwab & Company, Inc.
Chase Investment Services Corporation
Chicago Mercantile Exchange
Citigroup
CitiCorp Investment Services
Citigroup Global Markets, Inc.
Citistreet Equities LLC
Comerica Bank
Commonwealth Financial Network
Compass Brokerage, Inc.
Contemporary Financial Solutions, Inc.
Credit Suisse
CUNA Brokerage Services, Inc.
CUSO Financial Services, Inc.
Equity Services, Inc.
Fidelity Brokerage Services, LLC
Fidelity Institutional Operations Company, Inc.
Fifth Third Bank
Financial Network Investment Corporation
Fiserv
Frost Brokerage Services, Inc.
Frost National Bank
FSC Securities Corporation
Fund Services Advisors
Goldman Sachs
Great West Life & Annuity Company
Guaranty Bank & Trust
Guardian Insurance & Annuity Company, Inc.
GunnAllen Finanical
Harris Nesbitt Burns
H. D. Vest Investment Securities, Inc.
Hilliard Lyons, Inc.
Hornor Townsend & Kent, Inc.
Huntington
ING Financial Partners, Inc.
ING USA Annuity and Life Insurance Company
Intersecurities, Inc.
INVEST Financial Corporation, Inc.
Investment Centers of America, Inc.
Jefferson Pilot Securities Corporation
JM Lummis Securities
JP Morgan Chase
LaSalle
Lincoln Financial Advisors Corporation
Lincoln Investment Planning, Inc.
Linsco/Private Ledger Corporation
M & I Trust
M & T Securities, Inc.
M M L Investors Services, Inc.
Matrix
McDonald Investments, Inc.
Mellon Financial
Merrill Lynch & Company, Inc.
Merrill Lynch Life Insurance Company
Metlife Securities, Inc.
Meyer Financial Group
Money Concepts Capital Corporation
Morgan Keegan & Company, Inc.
Morgan Stanley
Morgan Stanley DW Inc.
Multi-Financial Securities Corporation
Mutual Service Corporation
N F P Securities, Inc.
NatCity Investments, Inc.
National Planning Corporation
Nationwide Investment Services Corporation
New England Securities Corporation
Next Financial Group, Inc.
Northwestern Mutual Investment Services
NYLIFE Distributors, LLC
Oppenheimer & Company, Inc.
Pershing LLC
PFS Investments, Inc.
Piper Jaffray & Company
PNC Capital Markets
Primevest Financial Services, Inc.
Proequities, Inc.
R B C Centura Securities, Inc.
R B C Dain Rauscher, Inc.
Raymond James & Associates, Inc.
Raymond James Financial Services, Inc.
Ross Sinclair and Associates
Royal Alliance Associates, Inc.
SCF Securities
S I I Investments, Inc.
Securities America, Inc.
Sentra Securities Corporation
Signator Investors, Inc.
Simmons 1st Investment Group
Spelman & Company, Inc.
State Farm VP Management Corp
State Street Bank & Trust Company
SunAmerica Securities, Inc.
SunGard Institutional Brokerage, Inc.
Sungard Investment Products, Inc.
SunTrust Bank, Central Florida, N.A.
SunTrust Robinson Humphrey
SWS Financial Services
The (Wilson) William Financial
Tower Square Securities, Inc.
Transamerica Financial Advisors, Inc.
Transamerica Life Insurance & Annuity Company
Trust Management Network
U.S. Bancorp Investments, Inc.
UBS Financial Services Inc.
Union Bank of California
United Planner Financial Service
USAllianz Securities, Inc.
US Bank
UVEST Financial Services, Inc.
V S R Financial Services, Inc.
VALIC Financial Advisors, Inc.
vFinance Investments
Wachovia Capital Markets LLC
Wachovia Securities, LLC
Walnut Street Securities, Inc.
Waterstone Financial Group, Inc.
Wells Fargo Investments, LLC
Woodbury Financial Services, Inc.
X C U Capital Corporation, Inc.
Zions Bank

                                   APPENDIX M

  AMOUNTS PAID TO INVESCO AIM DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLANS

     A list of amounts paid by each class of shares to Invesco Aim Distributors pursuant to the Plans for the fiscal year ended December 31, 2007 follows:


                                                                                                 INVESTOR
                                                CLASS A      CLASS B       CLASS C     CLASS R     CLASS
FUND                                            SHARES        SHARES       SHARES      SHARES     SHARES
----                                          ----------   -----------   ----------   --------   --------
AIM Basic Value Fund                          $7,117,239   $12,672,218   $4,702,758   $274,282        N/A
AIM Conservative Allocation Fund                 161,285       203,138      201,632     23,805        N/A
AIM Global Equity Fund                           852,539       945,512      439,275      1,225        N/A
AIM Growth Allocation Fund                     1,044,528     1,261,838      932,005     55,735        N/A
AIM Income Allocation Fund                       118,534        97,868      203,724      1,136        N/A
AIM International Allocation Fund                556,352       338,868      697,941     13,687        N/A
AIM Mid Cap Core Equity Fund                   3,623,977     4,566,571    2,057,291    366,227        N/A
AIM Moderate Allocation Fund                   1,046,828     1,547,517    1,315,086     86,128        N/A
AIM Moderate Growth Allocation Fund              723,865       648,422      589,160     20,736        N/A
AIM Moderately Conservative Allocation Fund      156,718        96,245      122,368      7,894        N/A
AIM Small Cap Growth Fund                      2,780,669       865,335      307,536    156,387   $711,765

                                   APPENDIX N

          ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS

     An estimate by category of the allocation of actual fees paid by Class A shares of the Funds during the fiscal year ended December 31, 2007 follows:


                                                                                                              TRAVEL
                                                                                                             RELATING
                                                          PRINTING &            UNDERWRITERS     DEALERS        TO
                                             ADVERTISING    MAILING   SEMINARS  COMPENSATION  COMPENSATION  MARKETING  PERSONNEL
                                             -----------  ----------  --------  ------------  ------------  ---------  ---------
AIM Basic Value Fund                              $0          $0         $0          $0        $7,117,239       $0        $
AIM Conservative Allocation Fund                   0           0          0           0           161,285        0         0
AIM Global Equity Fund                             0           0          0           0           852,539        0         0
AIM Growth Allocation Fund                         0           0          0           0         1,044,528        0         0
AIM Income Allocation Fund                         0           0          0           0           118,533        0         0
AIM International Allocation Fund                  0           0          0           0           556,352        0         0
AIM Mid Cap Core Equity Fund                       0           0          0           0         3,623,977        0         0
AIM Moderate Allocation Fund                       0           0          0           0         1,046,828        0         0
AIM Moderate Growth Allocation Fund                0           0          0           0           723,865        0         0
AIM Moderately Conservative Allocation Fund        0           0          0           0           156,718        0         0
AIM Small Cap Growth Fund                          0           0          0           0         2,780,669        0         0


     An estimate by category of the allocation of actual fees paid by Class B shares of the Funds during the fiscal year ended December 31, 2007 follows:


                                                                                                              TRAVEL
                                                                                                             RELATING
                                                          PRINTING &            UNDERWRITERS     DEALERS        TO
                                             ADVERTISING    MAILING   SEMINARS  COMPENSATION  COMPENSATION  MARKETING  PERSONNEL
                                             -----------  ----------  --------  ------------  ------------  ---------  ---------
AIM Basic Value Fund                            $3,993       $544      $2,948    $9,504,163    $3,121,562     $2,268    $36,740
AIM Conservative Allocation Fund                     0          0           0       152,353        48,014          0      2,771
AIM Global Equity Fund                             117         26         570       709,134       229,249        570      5,846
AIM Growth Allocation Fund                       3,181        434       1,807       946,378       285,038      1,205     23,795
AIM Income Allocation Fund                           0          0           0        73,401        20,599          0      3,868
AIM International Allocation Fund                  373         82       1,817       254,151        67,451        909     14,085
AIM Mid Cap Core Equity Fund                     1,496        193       1,074     3,424,928     1,124,687        844     13,349
AIM Moderate Allocation Fund                     2,386        325       1,581     1,160,638       362,034        903     19,650
AIM Moderate Growth Allocation Fund                871        119       1,323       486,317       144,913      1,323     13,556
AIM Moderately Conservative Allocation Fund          0          0           0        72,184        21,036          0      3,025
AIM Small Cap Growth Fund                           56         12         270       649,001       213,501        202      2,293

          An estimate by category of the allocation of actual fees paid by Class C shares of the Funds during the fiscal year ended December 31, 2007 follows:


                                                                                                             TRAVEL
                                                                                                            RELATING
                                                           PRINTING            UNDERWRITERS     DEALERS        TO
                                             ADVERTISING  & MAILING  SEMINARS  COMPENSATION  COMPENSATION  MARKETING  PERSONNEL
                                             -----------  ---------  --------  ------------  ------------  ---------  ---------
AIM Basic Value Fund                            $2,839       $387     $2,285     $152,443     $4,515,632     $1,748    $27,424
AIM Conservative Allocation Fund                     0          0        288       28,516        167,067          0      5,761
AIM Global Equity Fund                               0          0      1,211       43,550        385,744        302      8,468
AIM Growth Allocation Fund                       4,071        555      3,083      191,916        696,541      1,541     34,298
AIM Income Allocation Fund                         861         85      1,893      102,205         78,333      1,420     18,927
AIM International Allocation Fund                5,489        781      4,341      292,274        339,109      3,376     52,571
AIM Mid Cap Core Equity Fund                       799        109        604       40,116      2,008,033        453      7,177
AIM Moderate Allocation Fund                     4,257        606      3,366      224,428      1,039,414      2,992     40,023
AIM Moderate Growth Allocation Fund              3,710        449      2,079      153,447        400,782      1,663     27,030
AIM Moderately Conservative Allocation Fund          0          0          0       25,720         91,057          0      5,591
AIM Small Cap Growth Fund                            0          0         94        9,093        296,549          0      1,800


          An estimate by category of the allocation of actual fees paid by Class R shares of the Funds during the fiscal year ended December 31, 2007 follows:


                                                                                                             TRAVEL
                                                                                                            RELATING
                                                           PRINTING            UNDERWRITERS     DEALERS        TO
                                             ADVERTISING  & MAILING  SEMINARS  COMPENSATION  COMPENSATION  MARKETING  PERSONNEL
                                             -----------  ---------  --------  ------------  ------------  ---------  ---------
AIM Basic Value Fund                             $515        $ 68      $388       $11,799      $256,535       $297      $4,680
AIM Conservative Allocation Fund                   81          11        63         2,681        20,196         46         727
AIM Global Equity Fund                              9           1         9           434           677          6          89
AIM Growth Allocation Fund                        293          38       229         8,602        43,790        168       2,615
AIM Income Allocation Fund                         10           1         8           455           561          5          96
AIM International Allocation Fund                 122          16        95         4,518         7,761         72       1,103
AIM Mid Cap Core Equity Fund                      901         118       673        22,893       332,863        524       8,255
AIM Moderate Allocation Fund                      341          44       270        10,972        71,232        194       3,075
AIM Moderate Growth Allocation Fund               141          18       108         5,496        13,655         80       1,238
AIM Moderately Conservative Allocation Fund        70           9        49         2,978         4,087         38         662
AIM Small Cap Growth Fund                         506          66       391        12,881       137,718        288       4,537

          An estimate by category of the allocation of actual fees paid by Investor Class shares of the Fund during the fiscal year ended December 31, 2007 follows:


                                                                                                             TRAVEL
                                                                                                            RELATING
                                                           PRINTING            UNDERWRITERS     DEALERS        TO
                                             ADVERTISING  & MAILING  SEMINARS  COMPENSATION  COMPENSATION  MARKETING  PERSONNEL
                                             -----------  ---------  --------  ------------  ------------  ---------  ---------
AIM Small Cap Growth Fund(1)                   $17,699      $2,219    $12,330       $0         $500,255      $9,485    $169,777

                                   APPENDIX O

                               TOTAL SALES CHARGES

          The following chart reflects the total sales charges paid in connection with the sale of Class A shares of each Fund and the amount retained by Invesco Aim Distributors for the last three fiscal years ending December 31:


                                                          2007                    2006                    2005
                                                 ---------------------   ---------------------   ---------------------
                                                    SALES      AMOUNT       SALES      AMOUNT       SALES      AMOUNT
                                                   CHARGES    RETAINED     CHARGES    RETAINED     CHARGES    RETAINED
                                                 ----------   --------   ----------   --------   ----------   --------
AIM Basic Value Fund                             $1,608,799   $269,104   $2,158,744   $356,252   $2,926,893   $473,635
AIM Conservative Allocation Fund                     45,860    301,445       51,197    531,858       91,453
AIM Global Equity Fund                              445,314     73,547      477,533     77,945      624,393    108,917
AIM Growth Allocation Fund                        2,472,015    391,168    2,256,233    355,929    1,751,687    270,029
AIM Income Allocation Fund(1)                       503,032     86,175      278,524     48,616       28,454      4,367
AIM International Allocation Fund(1)              1,676,050    270,466    1,327,055    212,440       71,501     10,738
AIM Mid Cap Core Equity Fund                        582,587     98,162      611,974    103,315      912,584    161,061
AIM Moderate Allocation Fund                      1,995,632    323,738    2,135,581    349,920    2,641,844    425,681
AIM Moderate Growth Allocation Fund(2)            1,749,616    282,131    1,683,766    276,649      546,062     89,100
AIM Moderately Conservative Allocation Fund(2)      271,446     47,756      259,135     44,097      196,329     34,918
AIM Small Cap Growth Fund                           117,344     19,979      137,972     25,780      148,280     24,904


          The following chart reflects the contingent deferred sales charges paid by Class A, Class B, Class C and Class R shareholders and retained by Invesco Aim Distributors for the last three fiscal years ended December 31:


                                                   2007       2006       2005
                                                 --------   --------   --------
AIM Basic Value Fund                             $624,206   $659,613   $546,075
AIM Conservative Allocation Fund                   42,055     45,153     28,979
AIM Global Equity Fund                             66,981     64,321     51,210
AIM Growth Allocation Fund                        173,889     89,305     41,548
AIM Income Allocation Fund(1)                      26,253      6,865        N/A
AIM International Allocation Fund(1)               63,623     15,649        N/A
AIM Mid Cap Core Equity Fund                      191,004    235,324    201,631
AIM Moderate Allocation Fund                      189,987    151,367     84,059
AIM Moderate Growth Allocation Fund(2)             93,959     28,984        577
AIM Moderately Conservative Allocation Fund(2)     17,913      7,463        267
AIM Small Cap Growth Fund                          33,341     40,006     31,352


(1)  Commenced operations on October 31, 2005.

(2)  Commenced operations on April 29, 2005.

                                  APPENDIX P-1
                    PENDING LITIGATION ALLEGING MARKET TIMING



          The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more AIM Funds, IFG, Invesco Aim, Invesco Aim Management and certain related entities, certain of their current and former officers and/or certain unrelated third parties and are based on allegations of improper market timing and related activity in the AIM Funds. These lawsuits either have been served or have had service of process waived (with the exception of the Sayegh lawsuit discussed below).



          RICHARD LEPERA, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., INVESCO BOND FUNDS, INC., INVESCO SECTOR FUNDS, INC. AND DOE DEFENDANTS 1-100, in the District Court, City and County of Denver, Colorado, (Civil Action No. 03-CV-7600), filed on October 2, 2003. This claim alleges: common law breach of fiduciary duty; common law breach of contract; and common law tortious interference with contract. The plaintiff in this case is seeking: compensatory and punitive damages; injunctive relief; disgorgement of revenues and profits; and costs and expenses, including counsel fees and expert fees.



          MIKE SAYEGH, ON BEHALF OF THE GENERAL PUBLIC, V. JANUS CAPITAL CORPORATION, JANUS CAPITAL MANAGEMENT LLC, JANUS INVESTMENT FUND, EDWARD J. STERN, CANARY CAPITAL PARTNERS LLC, CANARY INVESTMENT MANAGEMENT LLC, CANARY CAPITAL PARTNERS LTD., KAPLAN & CO. SECURITIES INC., BANK ONE CORPORATION, BANC ONE INVESTMENT ADVISORS, THE ONE GROUP MUTUAL FUNDS, BANK OF AMERICA CORPORATION, BANC OF AMERICA CAPITAL MANAGEMENT LLC, BANC OF AMERICA ADVISORS LLC, NATIONS FUND INC., ROBERT H. GORDON, THEODORE H. SIHPOL III, CHARLES D. BRYCELAND, SECURITY TRUST COMPANY, STRONG CAPITAL MANAGEMENT INC., JB OXFORD & COMPANY, ALLIANCE CAPITAL MANAGEMENT HOLDING L.P., ALLIANCE CAPITAL MANAGEMENT L.P., ALLIANCE CAPITAL MANAGEMENT CORPORATION, AXA FINANCIAL INC., ALLIANCEBERNSTEIN REGISTRANTS, GERALD MALONE, CHARLES SCHAFFRAN, MARSH & MCLENNAN COMPANIES, INC., PUTNAM INVESTMENTS TRUST, PUTNAM INVESTMENT MANAGEMENT LLC, PUTNAM INVESTMENT FUNDS, AND DOES 1-500, in the Superior Court of the State of California, County of Los Angeles (Case No. BC304655), filed on October 22, 2003 and amended on December 17, 2003 to substitute INVESCO Funds Group, Inc. and Raymond
          R. Cunningham for unnamed Doe defendants. This claim alleges unfair business practices and violations of Sections 17200 and 17203 of the California Business and Professions Code. The plaintiff in this case is seeking: injunctive relief; restitution, including pre-judgment interest; an accounting to determine the amount to be returned by the defendants and the amount to be refunded to the public; the creation of an administrative process whereby injured customers of the defendants receive their losses; and counsel fees.



          RAJ SANYAL, DERIVATIVELY ON BEHALF OF NATIONS INTERNATIONAL EQUITY FUND, V. WILLIAM P. CARMICHAEL, WILLIAM H. GRIGG, THOMAS F. KELLER, CARL E. MUNDY, JR., CORNELIUS J. PINGS, A. MAX WALKER, CHARLES B. WALKER, EDMUND L. BENSON, III, ROBERT H. GORDON, JAMES B. SOMMERS, THOMAS S. WORD, JR., EDWARD D. BEDARD, GERALD MURPHY, ROBERT B. CARROLL, INVESCO GLOBAL ASSET MANAGEMENT, PUTNAM INVESTMENT MANAGEMENT, BANK OF AMERICA CORPORATION, MARSICO CAPITAL MANAGEMENT, LLC, BANC OF AMERICA ADVISORS, LLC, BANC OF AMERICA CAPITAL MANAGEMENT, LLC, AND NATIONS FUNDS TRUST, in the Superior Court Division, State of North Carolina (Civil Action No. 03-CVS-19622), filed on November 14, 2003.

          This claim alleges common law breach of fiduciary duty; abuse of control; gross mismanagement; waste of fund assets; and unjust enrichment. The plaintiff in this case is seeking: injunctive relief, including imposition of a constructive trust; damages; restitution and disgorgement; and costs and expenses, including counsel fees and expert fees.



          L. SCOTT KARLIN, DERIVATIVELY ON BEHALF OF INVESCO FUNDS GROUP, INC.
          V. AMVESCAP, PLC, INVESCO, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2406), filed on November 28, 2003. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940 ("Investment Company Act"), and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.



          RICHARD RAVER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC, AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2441), filed on December 2, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act of 1933 (the "Securities Act"); Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 (the "Exchange Act"); Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.



          JERRY FATTAH, CUSTODIAN FOR BASIM FATTAH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO

          GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2456), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.



          EDWARD LOWINGER AND SHARON LOWINGER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO; INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-9634), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

          JOEL GOODMAN, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC. AND RAYMOND R. CUNNINGHAM, in the District Court, City and County of Denver, Colorado (Case Number 03CV9268), filed on December 5, 2003. This claim alleges common law breach of fiduciary duty and aiding and abetting breach of fiduciary duty. The plaintiffs in this case are seeking: injunctive relief; accounting for all damages and for all profits and any special benefits obtained; disgorgement; restitution and damages; costs and disbursements, including counsel fees and expert fees; and equitable relief.



          STEVEN B. EHRLICH, CUSTODIAN FOR ALEXA P. EHRLICH, UGTMA/FLORIDA, AND DENNY P. JACOBSON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-N-2559), filed on December 17, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.



          JOSEPH R. RUSSO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND,

          AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-10045), filed on December 18, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.



          MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AMVESCAP PLC, AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, INVESCO FUNDS GROUP, INC., RAYMOND R. CUNNINGHAM, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-M-2604), filed on December 24, 2003. This claim alleges violations of Sections 404, 405 and 406B of the Employee Retirement Income Security Act ("ERISA"). The plaintiffs in this case are seeking: declarations that the defendants breached their ERISA fiduciary duties and that they are not entitled to the protection of Section 404(c)(1)(B) of ERISA; an order compelling the defendants to make good all losses to a particular retirement plan described in this case (the "Retirement Plan") resulting from the defendants' breaches of their fiduciary duties, including losses to the Retirement Plan resulting from imprudent investment of the Retirement Plan's assets, and to restore to the Retirement Plan all profits the defendants made through use of the Retirement Plan's assets, and to restore to the Retirement Plan all profits which the participants would have made if the defendants had fulfilled their fiduciary obligations; damages on behalf of the Retirement Plan; imposition of a constructive trust, injunctive relief, damages suffered by the Retirement Plan, to be allocated proportionately to the participants in the Retirement Plan; restitution and other costs and expenses, including counsel fees and expert fees.



          PAT B. GORSUCH AND GEORGE L. GORSUCH V. INVESCO FUNDS GROUP, INC. AND AIM ADVISER, INC., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2612), filed on December 24, 2003. This claim alleges violations of Sections 15(a), 20(a) and 36(b) of the Investment Company Act. The plaintiffs in this case are seeking: rescission and/or voiding of the investment advisory agreements; return of fees paid; damages; and other costs and expenses, including counsel fees and expert fees.



          LORI WEINRIB, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION

          STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00492), filed on January 21, 2004. This claim alleges violations of: Sections 11 and 15 of the 1933 Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.



          ROBERT S. BALLAGH, JR., INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0152), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.



          JONATHAN GALLO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY

          INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0151), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.



          EILEEN CLANCY, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM AND THOMAS KOLBE, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-0713), filed on January 30, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act. The plaintiffs in this case are seeking: compensatory damages, rescission; return of fees paid; and other costs and expenses, including counsel fees and expert fees.



          SCOTT WALDMAN, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED,
          V. INVESCO FUNDS GROUP, INC., INVESCO DYNAMICS FUND, INVESCO EUROPEAN FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, AND RAYMOND CUNNINGHAM, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00915), filed on February 3, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act and common law breach of fiduciary duty. The plaintiffs in this case are seeking compensatory damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.



          CARL E. VONDER HAAR AND MARILYN P. MARTIN, ON BEHALF OF THEMSELVES AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC. AND DOE DEFENDANTS 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-CV-812), filed on February 5, 2004. This claim alleges: common law breach of fiduciary duty; breach of contract; and tortious interference with contract. The plaintiffs in this case are seeking: injunctive relief; damages; disgorgement; and costs and expenses, including counsel fees and expert fees.



          HENRY KRAMER, DERIVATIVELY ON BEHALF OF INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., DEFENDANTS, AND INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS, NOMINAL DEFENDANTS, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0397), filed on March 4, 2004. This claim alleges violations of Section 36(b) of the Investment Company Act and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.



          CYNTHIA L. ESSENMACHER, DERIVATIVELY ON BEHALF OF THE INVESCO DYNAMICS FUND AND THE REMAINING "INVESCO FUNDS" V. INVESCO FUNDS GROUPS, INC., AMVESCAP PLC, AIM MANAGEMENT GROUP, INC., RAYMOND CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE AND MICHAEL LEGOSKI, DEFENDANTS, AND INVESCO DYNAMICS FUND AND THE "INVESCO FUNDS", NOMINAL DEFENDANTS, in the United States District Court, District of Delaware (Civil Action No. 04-CV-188), filed on March 29, 2004. This claim alleges: violations of
          Section 36(b) of the Investment Company Act; violations of Section 206 of the Advisers Act; common law breach of fiduciary duty; and civil conspiracy. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.



          ANNE G. PERENTESIS (WIDOW) V. AIM INVESTMENTS, ET AL (INVESCO FUNDS GROUP, INC.), in the District Court of Maryland for Baltimore County (Case No. 080400228152005), filed on July 21, 2005. This claim alleges financial losses, mental anguish and emotional distress as a result of unlawful market timing and related activity by the defendants. The plaintiff in this case is seeking damages and costs and expenses.



          Pursuant to an Order of the MDL Court, plaintiffs in the above lawsuits (with the exception of Carl E. Vonder Haar, et al. v. INVESCO Funds Group, Inc. et al. and Mike Sayegh v. Janus Capital Corporation, et al.) consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds (the Lepera lawsuit discussed below); (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants (the Essenmacher lawsuit discussed below); and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in Invesco's 401(k) plan (the Calderon lawsuit discussed below). The plaintiffs in the Vonder Haar and Sayegh lawsuits continue to seek remand of their lawsuits to state court. Set forth below is detailed information about these three amended complaints.



          RICHARD LEPERA, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED (LEAD PLAINTIFF: CITY OF CHICAGO DEFERRED COMPENSATION PLAN),
          V. INVESCO FUNDS GROUP, INC., AMVESCAP, PLC, AIM INVESTMENTS, AIM ADVISORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM STOCK FUNDS, AIM MUTUAL FUNDS, AIM COMBINATION STOCK & BOND FUNDS, AIM SECTOR FUNDS, AIM TREASURER'S SERIES TRUST, INVESCO DISTRIBUTORS, INC., AIM DISTRIBUTORS, INC., RAYMOND R. CUNNINGHAM, TIMOTHY J. MILLER, THOMAS A. KOLBE, MICHAEL D. LEGOSKI, MICHAEL K.

          BRUGMAN, MARK WILLIAMSON, EDWARD J. STERN, CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., RYAN GOLDBERG, MICHAEL GRADY, CITIGROUP, INC., CITIGROUP GLOBAL MARKETS HOLDINGS, INC., SALOMON SMITH BARNEY, INC., MORGAN STANLEY DW, ANNA BRUGMAN, ANB CONSULTING, LLC, KAPLAN & CO. SECURITIES INC., SECURITY TRUST COMPANY, N.A., GRANT D. SEEGER, JB OXFORD HOLDINGS, INC., NATIONAL CLEARING CORPORATION, JAMES G. LEWIS, KRAIG L. KIBBLE, JAMES Y. LIN, BANK OF AMERICA CORPORATION, BANC OF AMERICA SECURITIES LLC, THEODORE C. SIHPOL, III, BEAR STEARNS & CO., INC., BEAR STEARNS SECURITIES CORP., CHARLES SCHWAB & CO., CREDIT SUISSE FIRST BOSTON
          (USA) INC., PRUDENTIAL FINANCIAL, INC., PRUDENTIAL SECURITIES, INC., CANADIAN IMPERIAL BANK OF COMMERCE, JP MORGAN CHASE AND CO., AND JOHN DOE DEFENDANTS 1-100, in the MDL Court (Case No. 04-MD-15864; No. 04-CV-00814-JFM) (originally in the United States District Court for the District of Colorado), filed on September 29, 2004. This lawsuit alleges violations of Sections 11, 12(a) (2), and 15 of the Securities Act; Section 10(b) of the Exchange Act and Rule 10b-5 promulgated thereunder; Section 20(a) of the Exchange Act; Sections 34(b), 36(a), 36(b) and 48(a) of the Investment Company Act; breach of fiduciary duty/constructive fraud; aiding and abetting breach of fiduciary duty; and unjust enrichment. The plaintiffs in this lawsuit are seeking: compensatory damages, including interest; and other costs and expenses, including counsel and expert fees.



          CYNTHIA ESSENMACHER, SILVANA G. DELLA CAMERA, FELICIA BERNSTEIN AS CUSTODIAN FOR DANIELLE BROOKE BERNSTEIN, EDWARD CASEY, TINA CASEY, SIMON DENENBERG, GEORGE L. GORSUCH, PAT B. GORSUCH, L. SCOTT KARLIN, HENRY KRAMER, JOHN E. MORRISEY, HARRY SCHIPPER, BERTY KREISLER, GERSON SMITH, CYNTHIA PULEO, ZACHARY ALAN STARR, JOSHUA GUTTMAN, AND AMY SUGIN, DERIVATIVELY ON BEHALF OF THE MUTUAL FUNDS, TRUSTS AND CORPORATIONS COMPRISING THE INVESCO AND AIM FAMILY OF MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., INVESCO DISTRIBUTORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM MANAGEMENT GROUP, INC., AIM ADVISERS, INC., AIM INVESTMENT SERVICES, INC., AIM DISTRIBUTORS, INC., FUND MANAGEMENT COMPANY, MARK H. WILLIAMSON, RAYMOND R. CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE, MICHAEL LEGOSKI, MICHAEL BRUGMAN, FRED A. DEERING, VICTOR L. ANDREWS, BOB R. BAKER, LAWRENCE H. BUDNER, JAMES T. BUNCH, GERALD J. LEWIS, JOHN W. MCINTYRE, LARRY SOLL, RONALD L. GROOMS, WILLIAM J. GALVIN, JR., ROBERT H. GRAHAM, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JACK M. FIELDS, CARL FRISCHILING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH
          H. QUIGLEY, LOUIS S. SKLAR, OWEN DALY II, AURUM SECURITIES CORP., AURUM CAPITAL MANAGEMENT CORP., GOLDEN GATE FINANCIAL GROUP, LLC, BANK OF AMERICA CORP., BANC OF AMERICA SECURITIES LLC, BANK OF AMERICA, N.A., BEAR STEARNS & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY INVESTMENT MANAGEMENT, LLC, EDWARD J. STERN, CANADIAN IMPERIAL BANK OF COMMERCE, CIRCLE TRUST COMPANY, RYAN GOLDBERG, MICHAEL GRADY, KAPLAN & CO. SECURITIES, INC., JP MORGAN CHASE & CO., OPPENHEIMER & CO., INC., PRITCHARD CAPITAL PARTNERS LLC, TIJA MANAGEMENT, TRAUTMAN WASSERMAN & COMPANY, INC., DEFENDANTS, AND THE INVESCO FUNDS AND THE AIM FUNDS AND ALL TRUSTS AND CORPORATIONS THAT COMPRISE THE INVESCO FUNDS AND AIM FUNDS THAT WERE MANAGED BY INVESCO AND AIM, NOMINAL DEFENDANTS, in the MDL Court (Case No. 04-MD-15864-FPS; No. 04-819), filed on September 29, 2004. This lawsuit alleges violations of Sections 206 and 215 of the Investment Advisers Act; Sections

          36(a), 36(b) and 47 of the Investment Company Act; control person liability under Section 48 of the Investment Company Act; breach of fiduciary duty; aiding and abetting breach of fiduciary duty; breach of contract; unjust enrichment; interference with contract; and civil conspiracy. The plaintiffs in this lawsuit are seeking: removal of director defendants; removal of adviser, sub-adviser and distributor defendants; rescission of management and other contracts between the Funds and defendants; rescission of 12b-1 plans; disgorgement of management fees and other compensation/profits paid to adviser defendants; compensatory and punitive damages; and fees and expenses, including attorney and expert fees.



          MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, INVESCO FUNDS GROUP, INC., AMVESCAP, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, AND RAYMOND R. CUNNINGHAM, in the MDL Court (Case No. 1:04-MD-15864-FPS), filed on September 29, 2004. This lawsuit alleges violations of ERISA Sections 404, 405 and 406. The plaintiffs in this lawsuit are seeking: declaratory judgment; restoration of losses suffered by the plan; disgorgement of profits; imposition of a constructive trust; injunctive relief; compensatory damages; costs and attorneys' fees; and equitable restitution.



          On March 1, 2006, the MDL Court entered orders on Defendants' Motions to dismiss in the derivative (Essenmacher) and class action (Lepera) lawsuits. The MDL Court dismissed all derivative causes of action in the Essenmacher lawsuit but two: (i) the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"); and (ii) the "control person liability" claim under Section 48 of the 1940 Act. The MDL Court dismissed all claims asserted in the Lepera class action lawsuit but three: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934; (ii) the excessive fee claim under Section 36(b) of the 1940 Act (which survived only insofar as plaintiffs seek recovery of fees associated with the assets involved in market timing); and (iii) the "control person liability" claim under Section 48 of the 1940 Act. On June 14, 2006, the MDL Court entered an order dismissing the Section 48 claim in the derivative (Essenmacher) lawsuit. Based on the MDL Court's March 1, 2006 and June 14, 2006 orders, all claims asserted against the Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the derivative (Essenmacher) lawsuit. Defendants filed their Original Answer in the class action (Lepera) lawsuit on March 31, 2006. The MDL Court has indefinitely deferred Defendants' obligation to answer the derivative (Essenmacher) lawsuit. The Plaintiffs in the class action (Lepera) lawsuit stipulated that their claims against Invesco Aim, Invesco Aim Distributors and Invesco Aim Investment Services, Inc. ("Invesco Aim Investment Services") are based solely on successor liability for alleged timing in the AIM Funds formerly advised by IFG and that they are not making any claims based on alleged timing in the other AIM Funds. Based upon this stipulation, Invesco Aim withdrew its pending Motion to Dismiss the claims against Invesco Aim, Invesco Aim Distributors and Invesco Aim Investment Services. On July 3, 2007, the Defendants filed an Omnibus Motion to Dismiss in both the class action (Lepera) and derivative (Essenmacher) lawsuits based on Plaintiffs' lack of standing to sue for injuries to funds the Plaintiffs do not own. On October 19, 2007, Judge Motz for the MDL Court denied the Defendants' Motion to Dismiss.



          On September 15, 2006, Judge Motz for the MDL Court granted the Defendants' motion to dismiss the ERISA (Calderon) lawsuit and dismissed such lawsuit. The Plaintiff has commenced an appeal from Judge Motz's decision.

                                  APPENDIX P-2
      PENDING LITIGATION ALLEGING INADEQUATELY EMPLOYED FAIR VALUE PRICING



          The following civil class action lawsuits involve, depending on the lawsuit, one or more AIM Funds, IFG and/or Invesco Aim and allege that the defendants inadequately employed fair value pricing. These lawsuits either have been served or have had service of process waived.



          T.K. PARTHASARATHY, EDMUND WOODBURY, STUART ALLEN SMITH AND SHARON SMITH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V.
          T. ROWE PRICE INTERNATIONAL FUNDS, INC., T. ROWE PRICE INTERNATIONAL, INC., ARTISAN FUNDS, INC., ARTISAN PARTNERS LIMITED PARTNERSHIP, AIM INTERNATIONAL FUNDS, INC. AND AIM ADVISORS, INC., in the Third Judicial Circuit Court for Madison County, Illinois (Case No. 2003-L-001253), filed on September 23, 2003. This claim alleges: common law breach of duty and common law negligence and gross negligence. The plaintiffs in these cases are seeking: compensatory and punitive damages; interest; and attorneys' fees and costs. The Third Judicial Circuit Court for Madison County, Illinois has issued an order severing the claims of plaintiff Parthasarathy from the claims of the other plaintiffs against Invesco Aim and other defendants. As a result, Invesco Aim is a defendant in the following severed action: EDMUND WOODBURY, STUART ALLEN SMITH and SHARON SMITH, Individually and On Behalf of All Others Similarly Situated, v. AIM INTERNATIONAL FUNDS, INC., ET AL., in the Third Judicial Circuit Court for Madison County, Illinois (Case No. 03-L-1253A). The claims made by Plaintiffs and the relief sought in the Woodbury lawsuit are identical to those in the Parthasarathy lawsuit. Based on a recent Federal appellate court decision (the "Kircher" case), Invesco Aim and the other defendants in the Woodbury lawsuit removed the action to Federal District Court (U.S. District Court, Southern District of Illinois, Cause No. 05-CV-302-DRH) on April 22, 2005. On June 10, 2005, the Court dismissed the Woodbury lawsuit based upon the Kircher ruling and ordered the court clerk to close this case. On August 27, 2005, Plaintiffs filed their Notice of Appeal. On September 2, 2005, the Federal Appellate Court consolidated the nine cases on this subject matter, including the case against Invesco Aim. Invesco Aim has submitted a statement to the Federal Appellate Court asserting that the U.S. Supreme Court's holding in the Dabit case mandates the dismissal of the Plaintiffs' appeals. The appeals were vacated and the suit remanded back to Illinois state court. The Defendants removed the suit to Federal District Court and the parties are contesting whether the proper venue for this action is the Federal District Court or the Illinois state court. On July 17, 2007, the Court lifted the Stay and ordered this case remanded back to Illinois State Court. On August 10, 2007, the Defendants filed their Motion to Dismiss this suit in the Illinois State Court.



          JOHN BILSKI, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AIM INTERNATIONAL FUNDS, INC., AIM ADVISORS, INC., INVESCO INTERNATIONAL FUNDS, INC., INVESCO FUNDS GROUP, INC., T. ROWE PRICE INTERNATIONAL FUNDS, INC. AND T. ROWE PRICE INTERNATIONAL, INC., in the United States District Court, Southern District of Illinois (East St. Louis) (Case No. 03-772), filed on November 19, 2003. This claim alleges: violations of Sections 36(a) and 36(b) of the Investment Company Act of 1940; common law breach of duty; and common law negligence and gross negligence. The plaintiff in this case is seeking: compensatory and punitive damages; interest; and attorneys' fees and costs. This lawsuit has been transferred to the MDL Court by order of the United States District Court, Southern District of Illinois (East St. Louis).

                                                       AIM INDEPENDENCE NOW FUND
                                                      AIM INDEPENDENCE 2010 FUND
                                                      AIM INDEPENDENCE 2020 FUND
                                                      AIM INDEPENDENCE 2030 FUND
                                                      AIM INDEPENDENCE 2040 FUND
                                                      AIM INDEPENDENCE 2050 FUND

                                                                     PROSPECTUS
                                                                    MAY 1, 2008

AIM Independence Now Fund's investment objective is current income and, as a secondary objective, capital appreciation.

AIM Independence 2010 Fund's, AIM Independence 2020 Fund's, AIM Independence 2030 Fund's, AIM Independence 2040 Fund's and AIM Independence 2050 Fund's investment objectives are to provide capital appreciation and current income, consistent with their current asset allocation strategies.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, B, C and R shares of the funds. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the funds:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

           ---------------------------------------------------------
            INDEPENDENCE NOW - INDEPENDENCE 2010 - INDEPENDENCE 2020
           INDEPENDENCE 2030 - INDEPENDENCE 2040 - INDEPENDENCE 2050
           ---------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


RISK/RETURN SUMMARY                                  1
------------------------------------------------------
PERFORMANCE INFORMATION                              3
------------------------------------------------------
FEE TABLE AND EXPENSE EXAMPLE                        4
------------------------------------------------------
Fee Table                                            4
Expense Example                                      6
HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                        8
------------------------------------------------------
INVESTMENT OBJECTIVES, STRATEGIES AND
  RISKS                                             13
------------------------------------------------------
OBJECTIVES AND STRATEGIES                           13
------------------------------------------------------
AIM Independence Now Fund                           13
AIM Independence 2010 Fund                          13
AIM Independence 2020 Fund                          14
AIM Independence 2030 Fund                          14
AIM Independence 2040 Fund                          14
AIM Independence 2050 Fund                          15
RISKS                                               17
------------------------------------------------------
AIM Independence Now Fund                           18
AIM Independence 2010 Fund                          19
AIM Independence 2020 Fund                          21
AIM Independence 2030 Fund                          22
AIM Independence 2040 Fund                          24
AIM Independence 2050 Fund                          25
DISCLOSURE OF PORTFOLIO HOLDINGS                    26
------------------------------------------------------
FUND MANAGEMENT                                     26
------------------------------------------------------
The Advisors                                        26
Advisor Compensation                                27
Portfolio Manager                                   27
OTHER INFORMATION                                   27
------------------------------------------------------
Sales Charges                                       27
Dividends and Distributions                         27
FINANCIAL HIGHLIGHTS                                28
------------------------------------------------------
GENERAL INFORMATION                                A-1
------------------------------------------------------
Choosing a Share Class                             A-1

Share Class Eligibility                            A-1

Distribution and Service (12b-1) Fees              A-2

Initial Sales Charges (Class A Shares
  Only)                                            A-2

Contingent Deferred Sales Charges (CDSCs)          A-4

Redemption Fees                                    A-5

Purchasing Shares                                  A-6

Redeeming Shares                                   A-8

Exchanging Shares                                  A-9

Rights Reserved by the Funds                      A-11

Pricing of Shares                                 A-11

Taxes                                             A-12

Payments to Financial Advisors                    A-13

Excessive Short-Term Trading Activity
  (Market Timing) Disclosures                     A-13

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------



The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc. and AIM Funds Management Inc.


    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

           ---------------------------------------------------------
            INDEPENDENCE NOW - INDEPENDENCE 2010 - INDEPENDENCE 2020
           INDEPENDENCE 2030 - INDEPENDENCE 2040 - INDEPENDENCE 2050
           ---------------------------------------------------------

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES

AIM Independence Now Fund   AIM Independence Now Fund's investment objective is
                            current income and, as a secondary objective, capital appreciation.

AIM Independence 2010 Fund  AIM Independence 2010 Fund's investment objective is to provide capital appreciation and current income, consistent with its current asset allocation strategy.

AIM Independence 2020 Fund  AIM Independence 2020 Fund's investment objective is to provide capital appreciation and current income, consistent with its current asset allocation strategy.

AIM Independence 2030 Fund  AIM Independence 2030 Fund's investment objective is to provide capital appreciation and current income, consistent with its current asset allocation strategy.

AIM Independence 2040 Fund  AIM Independence 2040 Fund's investment objective is to provide capital appreciation and current income, consistent with its current asset allocation strategy.

AIM Independence 2050 Fund  AIM Independence 2050 Fund's investment objective is to provide capital appreciation and current income, consistent with its current asset allocation strategy.

PRIMARY INVESTMENT STRATEGIES

All Funds                   Each fund is a "fund of funds" and invests its
                            assets in underlying funds rather than directly in individual securities. The underlying funds in which the funds invest are mutual funds (AIM mutual funds) advised by Invesco Aim Advisors, Inc. (the advisor or Invesco Aim) and exchange-traded funds
                            (PowerShares ETFs) advised by Invesco PowerShares
                            Capital Management LLC (PowerShares Capital). The funds and the underlying funds in which they invest are part of the same group of investment companies.
                            Invesco Aim and PowerShares Capital are affiliates of each other as they are both indirect wholly-owned subsidiaries of Invesco Ltd.

AIM Independence Now Fund   The fund seeks to meet its investment objective by
                            building a portfolio of underlying funds. The advisor allocates the fund's assets among the underlying funds according to an asset allocation strategy that is appropriate for investors who have reached their target retirement date.

AIM Independence 2010 Fund  The fund seeks to meet its investment objective by building a portfolio of underlying funds. The advisor allocates the fund's assets among the underlying funds according to an asset allocation strategy designed to maximize return with an appropriate risk level for investors whose target retirement date is around the year 2010. This asset allocation strategy becomes increasingly conservative over time until approximately three years after the year 2010, when its asset allocation is anticipated to be similar to that of the AIM Independence Now Fund.

AIM Independence 2020 Fund  The fund seeks to meet its investment objective by building a portfolio of underlying funds. The advisor allocates the fund's assets among the underlying funds according to an asset allocation strategy designed to maximize return with an appropriate risk level for investors whose target retirement date is around the year 2020. This asset allocation strategy becomes increasingly conservative over time until approximately three years after the year 2020, when its asset allocation is anticipated to be similar to that of the AIM Independence Now Fund.

AIM Independence 2030 Fund  The fund seeks to meet its investment objective by building a portfolio of underlying funds. The advisor allocates the fund's assets among the underlying funds according to an asset allocation strategy designed to maximize return with an appropriate risk level for investors whose target retirement date is around the year 2030. This asset allocation strategy becomes increasingly conservative over time until approximately three years after the year 2030, when its asset allocation is anticipated to be similar to that of the AIM Independence Now Fund.

AIM Independence 2040 Fund  The fund seeks to meet its investment objective by building a portfolio of underlying funds. The advisor allocates the fund's assets among the underlying funds according to an asset allocation strategy designed to maximize return with an appropriate risk level for investors whose target retirement date is around the year 2040. This asset allocation strategy becomes increasingly

           ---------------------------------------------------------
            INDEPENDENCE NOW - INDEPENDENCE 2010 - INDEPENDENCE 2020
           INDEPENDENCE 2030 - INDEPENDENCE 2040 - INDEPENDENCE 2050
           ---------------------------------------------------------

RISK/RETURN SUMMARY (CONTINUED)
--------------------------------------------------------------------------------

                            conservative over time until approximately three years after the year 2040, when its asset allocation is anticipated to be similar to that of the AIM Independence Now Fund.

AIM Independence 2050 Fund  The fund seeks to meet its investment objective by building a portfolio of underlying funds. The advisor allocates the fund's assets among the underlying funds according to an asset allocation strategy designed to maximize return with an appropriate risk level for investors whose target retirement date is around the year 2050. This asset allocation strategy becomes increasingly conservative over time until approximately three years after the year 2050, when its asset allocation is anticipated to be similar to that of the AIM Independence Now Fund.

PRINCIPAL RISKS             Each fund's investment performance depends on the
                            investment performance of the underlying funds in which it invests. An investment in a fund, because it is a fund of funds, is subject to the risks associated with investments the underlying funds in which the fund invests.


                            Among the principal risks of investing in the funds and the underlying funds, which could adversely affect a fund's net asset value, yield and total return, are:



Risks Related to All Funds                 Fund of Funds Risk                     Exchange-Traded Funds Risk

Risks Related to AIM
Independence Now Fund                      Market Risk                            Active Trading Risk
                                           Market Capitalization Risk             U.S. Government Obligations Risk
                                           Credit Risk                            High-Coupon U.S. Government Agency
                                           Foreign Securities Risk                  Mortgage-Backed Securities Risk
                                           Derivatives Risk                       Reinvestment Risk
                                           Equity Securities Risk                 Dollar Roll Transaction Risk
                                           Interest Rate Risk                     Reverse Repurchase Agreement Risk
                                           Leverage Risk                          Management Risk

Risks Related to AIM Independence 2010
Fund                                       Market Risk                            Active Trading Risk
                                           Market Capitalization Risk             U.S. Government Obligations Risk
                                           Credit Risk                            High-Coupon U.S. Government Agency
                                           Foreign Securities Risk                  Mortgage-Backed Securities Risk
                                           Derivatives Risk                       Reinvestment Risk
                                           Equity Securities Risk                 Dollar Roll Transaction Risk
                                           Interest Rate Risk                     Reverse Repurchase Agreement Risk
                                           Leverage Risk                          Management Risk

Risks Related to AIM Independence 2020
Fund                                       Market Risk                            Leverage Risk
                                           Market Capitalization Risk             Active Trading Risk
                                           Credit Risk                            U.S. Government Obligations Risk
                                           Foreign Securities Risk                High-Coupon U.S. Government Agency
                                           Derivatives Risk                         Mortgage-Backed Securities Risk
                                           Equity Securities Risk                 Reinvestment Risk
                                           Interest Rate Risk                     Dollar Roll Transaction Risk
                                           High Yield Risk                        Management Risk
                                           Developing Markets Securities Risk

           ---------------------------------------------------------
            INDEPENDENCE NOW - INDEPENDENCE 2010 - INDEPENDENCE 2020
           INDEPENDENCE 2030 - INDEPENDENCE 2040 - INDEPENDENCE 2050
           ---------------------------------------------------------

RISK/RETURN SUMMARY (CONTINUED)
--------------------------------------------------------------------------------


Risks Related to AIM Independence 2030
Fund                                       Market Risk                            Leverage Risk
                                           Market Capitalization Risk             Active Trading Risk
                                           Credit Risk                            U.S. Government Obligations Risk
                                           Foreign Securities Risk                High-Coupon U.S. Government Agency
                                           Derivatives Risk                         Mortgage-Backed Securities Risk
                                           Equity Securities Risk                 Convertible Securities Risk
                                           Interest Rate Risk                     Reinvestment Risk
                                           High Yield Risk                        Dollar Roll Transaction Risk
                                           Developing Markets Securities Risk     Management Risk

Risks Related to AIM Independence 2040
Fund                                       Market Risk                            High Yield Risk
                                           Market Capitalization Risk             Developing Markets Securities Risk
                                           Credit Risk                            Leverage Risk
                                           Foreign Securities Risk                Active Trading Risk
                                           Equity Securities Risk                 Convertible Securities Risk
                                           Interest Rate Risk                     Reinvestment Risk
                                                                                  Management Risk

Risks Related to AIM Independence 2050
Fund                                       Market Risk                            Developing Markets Securities Risks
                                           Market Capitalization Risk             Equity Securities Risk
                                           Foreign Securities Risk                Convertible Securities Risk



    Please see "Investment Objectives, Strategies and Risks" for a description of these risks.



    There is a risk that you could lose all or a portion of your investment in a fund and that the income you may receive from your investment may vary. The value of your investment in a fund will rise and fall with the prices of the securities held by the underlying funds in which the fund invests. An investment in a fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

No performance information is available for the funds because they have not yet completed a full calender year of operations. In the future, the funds will disclose performance information in a bar chart and performance table. Such disclosure will give some indication of the risks of an investment in the funds by comparing the funds' performance with a broad measure of market performance and by showing changes in the funds' performance from year to year.

           ---------------------------------------------------------
            INDEPENDENCE NOW - INDEPENDENCE 2010 - INDEPENDENCE 2020
           INDEPENDENCE 2030 - INDEPENDENCE 2040 - INDEPENDENCE 2050
           ---------------------------------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the funds:

SHAREHOLDER FEES
----------------------------------------------------------------------------------------------------------------------------
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)       CLASS A              CLASS B              CLASS C              CLASS R
----------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering
price)                                            5.50%                None                 None                 None

Maximum Deferred Sales Charge (Load) (as
a percentage of original purchase price
or redemption proceeds, whichever is
less)                                          None(1)                 5.00%                1.00%             None(1)
----------------------------------------------------------------------------------------------------------------------------

(1) A contingent deferred sales charge may apply in some cases. See "General Information--Contingent Deferred Sales Charges (CDSCs)."


ANNUAL FUND OPERATING EXPENSES(1)--INDEPENDENCE NOW
--------------------------------------------------------------------------------------------------------------------------------
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)       CLASS A              CLASS B              CLASS C              CLASS R
--------------------------------------------------------------------------------------------------------------------------------
Management Fees(2)                                    None                 None                 None                 None

Distribution and/or Service (12b-1) Fees              0.25%                1.00%                1.00%                0.50%

Other Expenses(3)                                    28.50                28.50                28.50                28.50

Acquired Fund Fees and Expenses(4)                    0.68                 0.68                 0.68                 0.68

Total Annual Fund Operating Expenses                 29.43                30.18                30.18                29.68
Fee Waiver(3)                                        28.48                28.48                28.48                28.48
Net Annual Fund Operating Expenses                    0.95                 1.70                 1.70                 1.20
--------------------------------------------------------------------------------------------------------------------------------


(1) There is no guarantee that actual expenses will be the same as those shown in the table.

(2) The Fund does not pay a management fee directly, however, the advisor receives a fee indirectly as a result of the funds' investments in underlying funds also advised by Invesco Aim. See Acquired Fund Fees and Expenses below.


(3) Effective May 1, 2008, the advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Other Expenses (excluding certain items discussed below) to 0.02% of Class A, Class B, Class C and Class R shares, through at least June 30, 2009. Therefore, the Fund's operating expenses are limited to 0.27%, 1.02%, 1.02% and 0.52% for Class A, Class B, Class C and Class R shares, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause Other Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund.


(4) Acquired Fund Fees and Expenses are not fees or expenses incurred by the fund directly but are fees and expenses, including management fees, of the investment companies in which the fund invests. As a result, the Net Annual Fund Operating Expenses will exceed the expense limits above. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. The impact of the Acquired Fund Fees and Expenses are included in the total returns of the fund.



ANNUAL FUND OPERATING EXPENSES(1)--INDEPENDENCE 2010
--------------------------------------------------------------------------------------------------------------------------------
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)       CLASS A              CLASS B              CLASS C              CLASS R
--------------------------------------------------------------------------------------------------------------------------------
Management Fees(2)                                    None                 None                 None                 None

Distribution and/or Service (12b-1) Fees              0.25%                1.00%                1.00%                0.50%

Other Expenses(3)                                    16.17                16.17                16.17                16.17

Acquired Fund Fees and Expenses(4)                    0.70                 0.70                 0.70                 0.70

Total Annual Fund Operating Expenses                 17.12                17.87                17.87                17.37
Fee Waiver(3)                                        16.13                16.13                16.13                16.13
Net Annual Fund Operating Expenses                    0.99                 1.74                 1.74                 1.24
--------------------------------------------------------------------------------------------------------------------------------


(1) There is no guarantee that actual expenses will be the same as those shown in the table.

(2) The Fund does not pay a management fee directly, however, the advisor receives a fee indirectly as a result of the funds' investments in underlying funds also advised by Invesco Aim. See Acquired Fund Fees and Expenses below.


(3) Effective May 1, 2008, the advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Other Expenses (excluding certain items discussed below) to 0.04% of Class A, Class B, Class C and Class R shares, through at least June 30, 2009. Therefore, the Fund's operating expenses are limited to 0.29%, 1.04%, 1.04% and 0.54% for Class A, Class B, Class C and Class R shares, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause Other Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund.


(4) Acquired Fund Fees and Expenses are not fees or expenses incurred by the fund directly but are fees and expenses, including management fees, of the investment companies in which the fund invests. As a result, the Net Annual Fund Operating Expenses will exceed the expense limits above. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. The impact of the Acquired Fund Fees and Expenses are included in the total returns of the fund.

           ---------------------------------------------------------
            INDEPENDENCE NOW - INDEPENDENCE 2010 - INDEPENDENCE 2020
           INDEPENDENCE 2030 - INDEPENDENCE 2040 - INDEPENDENCE 2050
           ---------------------------------------------------------

FEE TABLE AND EXPENSE EXAMPLE (CONTINUED)
--------------------------------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES(1)--INDEPENDENCE 2020
--------------------------------------------------------------------------------------------------------------------------------
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)       CLASS A              CLASS B              CLASS C              CLASS R
--------------------------------------------------------------------------------------------------------------------------------
Management Fees(2)                                    None                 None                 None                 None

Distribution and/or Service (12b-1) Fees              0.25%                1.00%                1.00%                0.50%

Other Expenses(3)                                     9.79                 9.79                 9.79                 9.79

Acquired Fund Fees and Expenses(4)                    0.78                 0.78                 0.78                 0.78

Total Annual Fund Operating Expenses                 10.82                11.57                11.57                11.07

Fee Waiver(3)                                         9.71                 9.71                 9.71                 9.71

Net Annual Fund Operating Expenses                    1.11                 1.86                 1.86                 1.36
--------------------------------------------------------------------------------------------------------------------------------


(1) There is no guarantee that actual expenses will be the same as those shown in the table.

(2) The Fund does not pay a management fee directly, however, the advisor receives a fee indirectly as a result of the funds' investments in underlying funds also advised by Invesco Aim. See Acquired Fund Fees and Expenses below.


(3) Effective May 1, 2008, the advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Other Expenses (excluding certain items discussed below) to 0.07% of Class A, Class B, Class C and Class R shares, through at least June 30, 2009. Therefore, the Fund's operating expenses are limited to 0.32%, 1.07%, 1.07% and 0.57% for Class A, Class B, Class C and Class R shares, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause Other Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund.


(4) Acquired Fund Fees and Expenses are not fees or expenses incurred by the fund directly but are fees and expenses, including management fees, of the investment companies in which the fund invests. As a result, the Net Annual Fund Operating Expenses will exceed the expense limits above. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. The impact of the Acquired Fund Fees and Expenses are included in the total returns of the fund.



ANNUAL FUND OPERATING EXPENSES(1)--INDEPENDENCE 2030
--------------------------------------------------------------------------------------------------------------------------------
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)       CLASS A              CLASS B              CLASS C              CLASS R
--------------------------------------------------------------------------------------------------------------------------------
Management Fees(2)                                    None                 None                 None                 None

Distribution and/or Service (12b-1) Fees              0.25%                1.00%                1.00%                0.50%

Other Expenses(3)                                    13.28                13.28                13.28                13.28

Acquired Fund Fees and Expenses(4)                    0.80                 0.80                 0.80                 0.80

Total Annual Fund Operating Expenses                 14.33                15.08                15.08                14.58

Fee Waiver(3)                                        13.17                13.17                13.17                13.17

Net Annual Fund Operating Expenses                    1.16                 1.91                 1.91                 1.41
--------------------------------------------------------------------------------------------------------------------------------


(1) There is no guarantee that actual expenses will be the same as those shown in the table.

(2) The Fund does not pay a management fee directly, however, the advisor receives a fee indirectly as a result of the funds' investments in underlying funds also advised by Invesco Aim. See Acquired Fund Fees and Expenses below.


(3) Effective May 1, 2008, the advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Other Expenses (excluding certain items discussed below) to 0.10% of Class A, Class B, Class C and Class R shares, through at least June 30, 2009. Therefore, the Fund's operating expenses are limited to 0.35%, 1.10%, 1.10% and 0.60% for Class A, Class B, Class C and Class R shares, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause Other Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund.


(4) Acquired Fund Fees and Expenses are not fees or expenses incurred by the fund directly but are fees and expenses, including management fees, of the investment companies in which the fund invests. As a result, the Net Annual Fund Operating Expenses will exceed the expense limits above. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. The impact of the Acquired Fund Fees and Expenses are included in the total returns of the fund.



ANNUAL FUND OPERATING EXPENSES(1)--INDEPENDENCE 2040
--------------------------------------------------------------------------------------------------------------------------------
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)       CLASS A              CLASS B              CLASS C              CLASS R
--------------------------------------------------------------------------------------------------------------------------------
Management Fees(2)                                    None                 None                 None                 None

Distribution and/or Service (12b-1) Fees              0.25%                1.00%                1.00%                0.50%

Other Expenses(3)                                    22.18                22.18                22.18                22.18

Acquired Fund Fees and Expenses(4)                    0.81                 0.81                 0.81                 0.81

Total Annual Fund Operating Expenses                 23.24                23.99                23.99                23.49
Fee Waiver(3)                                        22.08                22.08                22.08                22.08
Net Annual Fund Operating Expenses                    1.16                 1.91                 1.91                 1.41
--------------------------------------------------------------------------------------------------------------------------------


(1) There is no guarantee that actual expenses will be the same as those shown in the table.

(2) The Fund does not pay a management fee directly, however, the advisor receives a fee indirectly as a result of the funds' investments in underlying funds also advised by Invesco Aim. See Acquired Fund Fees and Expenses below.

           ---------------------------------------------------------
            INDEPENDENCE NOW - INDEPENDENCE 2010 - INDEPENDENCE 2020
           INDEPENDENCE 2030 - INDEPENDENCE 2040 - INDEPENDENCE 2050
           ---------------------------------------------------------

FEE TABLE AND EXPENSE EXAMPLE (CONTINUED)
--------------------------------------------------------------------------------


(3) Effective May 1, 2008, the advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Other Expenses (excluding certain items discussed below) to 0.09% of Class A, Class B, Class C and Class R shares, through at least June 30, 2009. Therefore, the Fund's operating expenses are limited to 0.34%, 1.09%, 1.09% and 0.59% for Class A, Class B, Class C and Class R shares, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause Other Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund.


(4) Acquired Fund Fees and Expenses are not fees or expenses incurred by the fund directly but are fees and expenses, including management fees, of the investment companies in which the fund invests. As a result, the Net Annual Fund Operating Expenses will exceed the expense limits above. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. The impact of the Acquired Fund Fees and Expenses are included in the total returns of the fund.



ANNUAL FUND OPERATING EXPENSES(1)--INDEPENDENCE 2050
--------------------------------------------------------------------------------------------------------------------------------
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)       CLASS A              CLASS B              CLASS C              CLASS R
--------------------------------------------------------------------------------------------------------------------------------
Management Fees(2)                                    None                 None                 None                 None

Distribution and/or Service (12b-1) Fees              0.25%                1.00%                1.00%                0.50%

Other Expenses(3)                                    24.38                24.38                24.38                24.38

Acquired Fund Fees and Expenses(4)                    0.82                 0.82                 0.82                 0.82

Total Annual Fund Operating Expenses                 25.45                26.20                26.20                25.70
Fee Waiver(3)                                        24.29                24.29                24.29                24.29
Net Annual Fund Operating Expenses                    1.16                 1.91                 1.91                 1.41
--------------------------------------------------------------------------------------------------------------------------------


(1) There is no guarantee that actual expenses will be the same as those shown in the table.

(2) The Fund does not pay a management fee directly, however, the advisor receives a fee indirectly as a result of the funds' investments in underlying funds also advised by Invesco Aim. See Acquired Fund Fees and Expenses below.


(3) Effective May 1, 2008, the advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Other Expenses (excluding certain items discussed below) to 0.08% of Class A, Class B, Class C and Class R shares, through at least June 30, 2009. Therefore, the Fund's operating expenses are limited to 0.33%, 1.08%, 1.08% and 0.58% for Class A, Class B, Class C and Class R shares, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause Other Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund.


(4) Acquired Fund Fees and Expenses are not fees or expenses incurred by the fund directly but are fees and expenses, including management fees, of the investment companies in which the fund invests. As a result, the Net Annual Fund Operating Expenses will exceed the expense limits above. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. The impact of the Acquired Fund Fees and Expenses are included in the total returns of the fund.

If a financial institution is managing your account, you may also be charged a transaction or other fee by such financial institution.
    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in the funds with the cost of investing in other mutual funds.
    The expense example assumes you:
    (i)    invest $10,000 in the fund for the time periods indicated;
    (ii)   redeem all of your shares at the end of the periods indicated;
    (iii) earn a 5% return on your investment before operating expenses each year;
    (iv) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements and includes the estimated indirect expenses of the underlying funds); and
    (v) incur applicable initial sales charges (see "General Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge)
    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


INDEPENDENCE NOW                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $642    $5,102    $7,649    $10,204
Class B                                      673     5,237     7,804     10,190(1)
Class C                                      273     4,937     7,604     10,200
Class R                                      122     4,857     7,543     10,211
--------------------------------------------------------------------------------

           ---------------------------------------------------------
            INDEPENDENCE NOW - INDEPENDENCE 2010 - INDEPENDENCE 2020
           INDEPENDENCE 2030 - INDEPENDENCE 2040 - INDEPENDENCE 2050
           ---------------------------------------------------------

FEE TABLE AND EXPENSE EXAMPLE (CONTINUED)
--------------------------------------------------------------------------------



INDEPENDENCE 2010                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $645    $3,615    $5,909    $ 9,611
Class B                                      677     3,708     6,060      9,667(1)
Class C                                      277     3,408     5,860      9,709
Class R                                      126     3,299     5,735      9,630
--------------------------------------------------------------------------------



INDEPENDENCE 2020                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $657    $2,660    $4,436     $8,047
Class B                                      689     2,721     4,570      8,146(1)
Class C                                      289     2,421     4,370      8,226
Class R                                      138     2,296     4,199      8,035
--------------------------------------------------------------------------------



INDEPENDENCE 2030                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $662    $3,218    $5,319    $ 9,079
Class B                                      694     3,298     5,465      9,154(1)
Class C                                      294     2,998     5,265      9,211
Class R                                      144     2,882     5,120      9,090
--------------------------------------------------------------------------------



INDEPENDENCE 2040                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $662    $4,429    $6,947    $10,169
Class B                                      694     4,546     7,104     10,188(1)
Class C                                      294     4,246     6,904     10,210
Class R                                      144     4,152     6,815     10,190
--------------------------------------------------------------------------------



INDEPENDENCE 2050                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $662    $4,687    $7,235    $10,227
Class B                                      694     4,811     7,392     10,233(1)
Class C                                      294     4,511     7,192     10,250
Class R                                      144     4,423     7,114     10,244
--------------------------------------------------------------------------------


(1) Assumes conversion of Class B to A shares, which occurs on or about the end of the month which is at least 8 years after the date on which shares were purchased, lowering your annual fund operating expenses from that time on.
You would pay the following expenses if you did not redeem your shares:


INDEPENDENCE NOW                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $642    $5,102    $7,649    $10,204
Class B                                      173     4,937     7,604     10,190(1)
Class C                                      173     4,937     7,604     10,200
Class R                                      122     4,857     7,543     10,211
--------------------------------------------------------------------------------



INDEPENDENCE 2010                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $645    $3,615    $5,909     $9,611
Class B                                      177     3,408     5,860      9,667(1)
Class C                                      177     3,408     5,860      9,709
Class R                                      126     3,299     5,735      9,630
--------------------------------------------------------------------------------



INDEPENDENCE 2020                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $657    $2,660    $4,436     $8,047
Class B                                      189     2,421     4,370      8,146(1)
Class C                                      189     2,421     4,370      8,226
Class R                                      138     2,296     4,199      8,035
--------------------------------------------------------------------------------

           ---------------------------------------------------------
            INDEPENDENCE NOW - INDEPENDENCE 2010 - INDEPENDENCE 2020
           INDEPENDENCE 2030 - INDEPENDENCE 2040 - INDEPENDENCE 2050
           ---------------------------------------------------------

FEE TABLE AND EXPENSE EXAMPLE (CONTINUED)
--------------------------------------------------------------------------------



INDEPENDENCE 2030                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $662    $3,218    $5,319     $9,079
Class B                                      194     2,998     5,265      9,154(1)
Class C                                      194     2,998     5,265      9,211
Class R                                      144     2,882     5,120      9,090
--------------------------------------------------------------------------------



INDEPENDENCE 2040                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $662    $4,429    $6,947    $10,169
Class B                                      194     4,246     6,904     10,188(1)
Class C                                      194     4,246     6,904     10,210
Class R                                      144     4,152     6,815     10,190
--------------------------------------------------------------------------------



INDEPENDENCE 2050                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $662    $4,687    $7,235    $10,227
Class B                                      194     4,511     7,192     10,233(1)
Class C                                      194     4,511     7,192     10,250
Class R                                      144     4,423     7,114     10,244
--------------------------------------------------------------------------------


(1) Assumes conversion of Class B to A shares, which occurs on or about the end of the month which is at least 8 years after the date on which shares were purchased, lowering your annual fund operating expenses from that time on.

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between Invesco Aim Advisors, Inc. and certain of its affiliates and the New York Attorney General requires Invesco Aim Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the funds' expenses, including investment advisory fees and other fund costs, on the funds' return over a 10-year period. The example reflects the following:

  - You invest $10,000 in a fund and hold it for the entire 10 year period;

  - Your investment has a 5% return before expenses each year;

  - Each Fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed and includes the estimated indirect expenses of the underlying funds;

  - Hypotheticals both with and without any applicable initial sales charge applied (see "General Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge); and

  - There is no sales charge on reinvested dividends.
    There is no assurance that the annual expense ratio will be the expense ratio for the funds' classes for any of the years shown. To the extent that Invesco Aim Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

AIM INDEPENDENCE NOW FUND--CLASS A
(INCLUDES MAXIMUM SALES CHARGE)          YEAR 1      YEAR 2      YEAR 3      YEAR 4      YEAR 5
-------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                     0.95%      29.43%      29.43%      29.43%      29.43%
Cumulative Return Before Expenses           5.00%      10.25%      15.76%      21.55%      27.63%
Cumulative Return After Expenses           (1.67%)    (25.69%)    (43.85%)    (57.57%)    (67.93%)
End of Year Balance                    $ 9,832.73   $7,430.59   $5,615.30   $4,243.48   $3,206.80
Estimated Annual Expenses              $   641.59   $2,540.30   $1,919.70   $1,450.72   $1,096.31
-------------------------------------------------------------------------------------------------

AIM INDEPENDENCE NOW FUND--CLASS A
(INCLUDES MAXIMUM SALES CHARGE)         YEAR 6      YEAR 7      YEAR 8      YEAR 9     YEAR 10
Annual Expense Ratio(1)                   29.43%      29.43%      29.43%      29.43%     29.43%
Cumulative Return Before Expenses         34.01%      40.71%      47.75%      55.13%     62.89%
Cumulative Return After Expenses         (75.77%)    (81.69%)    (86.16%)    (89.54%)   (92.10%)
End of Year Balance                    $2,423.38   $1,831.35   $1,383.95   $1,045.85   $ 790.35
Estimated Annual Expenses              $  828.48   $  626.08   $  473.13   $  357.54   $ 270.20
-------------------------------------------------------------------------------------------------


(1) Your actual expenses may be higher or lower than those shown.

(2) The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through six for Class B and year one for Class C has not been deducted.

           ---------------------------------------------------------
            INDEPENDENCE NOW - INDEPENDENCE 2010 - INDEPENDENCE 2020
           INDEPENDENCE 2030 - INDEPENDENCE 2040 - INDEPENDENCE 2050
           ---------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------


AIM INDEPENDENCE NOW FUND--CLASS A
(WITHOUT MAXIMUM SALES CHARGE)           YEAR 1      YEAR 2      YEAR 3      YEAR 4      YEAR 5
-------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                     0.95%      29.43%      29.43%      29.43%      29.43%
Cumulative Return Before Expenses           5.00%      10.25%      15.76%      21.55%      27.63%
Cumulative Return After Expenses            4.05%     (21.37%)    (40.58%)    (55.10%)    (66.07%)
End of Year Balance                    $10,405.00   $7,863.06   $5,942.11   $4,490.46   $3,393.44
Estimated Annual Expenses              $    96.92   $2,688.14   $2,031.43   $1,535.15   $1,160.11
-------------------------------------------------------------------------------------------------

AIM INDEPENDENCE NOW FUND--CLASS A
(WITHOUT MAXIMUM SALES CHARGE)          YEAR 6      YEAR 7      YEAR 8      YEAR 9     YEAR 10
-------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                   29.43%      29.43%      29.43%      29.43%     29.43%
Cumulative Return Before Expenses         34.01%      40.71%      47.75%      55.13%     62.89%
Cumulative Return After Expenses         (74.36%)    (80.62%)    (85.36%)    (88.93%)   (91.64%)
End of Year Balance                    $2,564.42   $1,937.93   $1,464.50   $1,106.72   $ 836.35
Estimated Annual Expenses              $  876.70   $  662.52   $  500.67   $  378.35   $ 285.92
-------------------------------------------------------------------------------------------------


AIM INDEPENDENCE NOW FUND--CLASS B(2)    YEAR 1      YEAR 2      YEAR 3      YEAR 4      YEAR 5
-------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                     1.70%      30.18%      30.18%      30.18%      30.18%
Cumulative Return Before Expenses           5.00%      10.25%      15.76%      21.55%      27.63%
Cumulative Return After Expenses            3.30%     (22.71%)    (42.17%)    (56.73%)    (67.63%)
End of Year Balance                    $10,330.00   $7,728.91   $5,782.77   $4,326.67   $3,237.21
Estimated Annual Expenses              $   172.81   $2,725.09   $2,038.91   $1,525.51   $1,141.39
-------------------------------------------------------------------------------------------------

AIM INDEPENDENCE NOW FUND--CLASS B(2)   YEAR 6      YEAR 7      YEAR 8      YEAR 9     YEAR 10
-------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                   30.18%      30.18%      30.18%      29.43%     29.43%
Cumulative Return Before Expenses         34.01%      40.71%      47.75%      55.13%     62.89%
Cumulative Return After Expenses         (75.78%)    (81.88%)    (86.44%)    (89.75%)   (92.26%)
End of Year Balance                    $2,422.08   $1,812.20   $1,355.89   $1,024.65   $ 774.32
Estimated Annual Expenses              $  853.99   $  638.95   $  478.06   $  350.30   $ 264.72
-------------------------------------------------------------------------------------------------


AIM INDEPENDENCE NOW FUND--CLASS C(2)    YEAR 1      YEAR 2      YEAR 3      YEAR 4      YEAR 5
-------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                     1.70%      30.18%      30.18%      30.18%      30.18%
Cumulative Return Before Expenses           5.00%      10.25%      15.76%      21.55%      27.63%
Cumulative Return After Expenses            3.30%     (22.71%)    (42.17%)    (56.73%)    (67.63%)
End of Year Balance                    $10,330.00   $7,728.91   $5,782.77   $4,326.67   $3,237.21
Estimated Annual Expenses              $   172.81   $2,725.09   $2,038.91   $1,525.51   $1,141.39
-------------------------------------------------------------------------------------------------

AIM INDEPENDENCE NOW FUND--CLASS C(2)   YEAR 6      YEAR 7      YEAR 8      YEAR 9     YEAR 10
-------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                   30.18%      30.18%      30.18%      30.18%     30.18%
Cumulative Return Before Expenses         34.01%      40.71%      47.75%      55.13%     62.89%
Cumulative Return After Expenses         (75.78%)    (81.88%)    (86.44%)    (89.86%)   (92.41%)
End of Year Balance                    $2,422.08   $1,812.20   $1,355.89   $1,014.48   $ 759.03
Estimated Annual Expenses              $  853.99   $  638.95   $  478.06   $  357.69   $ 267.62
-------------------------------------------------------------------------------------------------


AIM INDEPENDENCE NOW FUND--CLASS R       YEAR 1      YEAR 2      YEAR 3      YEAR 4      YEAR 5
-------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                     1.20%      29.68%      29.68%      29.68%      29.68%
Cumulative Return Before Expenses           5.00%      10.25%      15.76%      21.55%      27.63%
Cumulative Return After Expenses            3.80%     (21.82%)    (41.11%)    (55.65%)    (66.59%)
End of Year Balance                    $10,380.00   $7,818.22   $5,888.68   $4,435.35   $3,340.71
Estimated Annual Expenses              $   122.28   $2,700.62   $2,034.10   $1,532.09   $1,153.97
-------------------------------------------------------------------------------------------------

AIM INDEPENDENCE NOW FUND--CLASS R      YEAR 6      YEAR 7      YEAR 8      YEAR 9      YEAR 10
-------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                   29.68%      29.68%      29.68%      29.68%      29.68%
Cumulative Return Before Expenses         34.01%      40.71%      47.75%      55.13%      62.89%
Cumulative Return After Expenses         (74.84%)    (81.05%)    (85.73%)    (89.25%)    (91.90%)
End of Year Balance                    $2,516.22   $1,895.22   $1,427.48   $1,075.18   $  809.82
Estimated Annual Expenses              $  869.17   $  654.66   $  493.09   $  371.39   $  279.73
-------------------------------------------------------------------------------------------------


AIM INDEPENDENCE 2010 FUND--CLASS A
(INCLUDES MAXIMUM SALES CHARGE)          YEAR 1      YEAR 2      YEAR 3      YEAR 4      YEAR 5
-------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                     0.99%      17.12%      17.12%      17.12%      17.12%
Cumulative Return Before Expenses           5.00%      10.25%      15.76%      21.55%      27.63%
Cumulative Return After Expenses           (1.71%)    (13.62%)    (24.09%)    (33.29%)    (41.38%)
End of Year Balance                    $ 9,828.95   $8,637.68   $7,590.79   $6,670.79   $5,862.29
Estimated Annual Expenses              $   645.43   $1,580.74   $1,389.16   $1,220.79   $1,072.83
-------------------------------------------------------------------------------------------------

AIM INDEPENDENCE 2010 FUND--CLASS A
(INCLUDES MAXIMUM SALES CHARGE)         YEAR 6      YEAR 7      YEAR 8      YEAR 9      YEAR 10
-------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                   17.12%      17.12%      17.12%      17.12%      17.12%
Cumulative Return Before Expenses         34.01%      40.71%      47.75%      55.13%      62.89%
Cumulative Return After Expenses         (48.48%)    (54.73%)    (60.21%)    (65.04%)    (69.27%)
End of Year Balance                    $5,151.78   $4,527.38   $3,978.66   $3,496.45   $3,072.68
Estimated Annual Expenses              $  942.80   $  828.54   $  728.12   $  639.87   $  562.32
-------------------------------------------------------------------------------------------------


AIM INDEPENDENCE 2010 FUND--CLASS A
(WITHOUT MAXIMUM SALES CHARGE)           YEAR 1      YEAR 2      YEAR 3      YEAR 4      YEAR 5
-------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                     0.99%      17.12%      17.12%      17.12%      17.12%
Cumulative Return Before Expenses           5.00%      10.25%      15.76%      21.55%      27.63%
Cumulative Return After Expenses            4.01%      (8.60%)    (19.67%)    (29.41%)    (37.97%)
End of Year Balance                    $10,401.00   $9,140.40   $8,032.58   $7,059.03   $6,203.48
Estimated Annual Expenses              $   100.98   $1,672.74   $1,470.01   $1,291.84   $1,135.27
-------------------------------------------------------------------------------------------------

AIM INDEPENDENCE 2010 FUND--CLASS A
(WITHOUT MAXIMUM SALES CHARGE)          YEAR 6      YEAR 7      YEAR 8      YEAR 9      YEAR 10
-------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                   17.12%      17.12%      17.12%      17.12%      17.12%
Cumulative Return Before Expenses         34.01%      40.71%      47.75%      55.13%      62.89%
Cumulative Return After Expenses         (45.48%)    (52.09%)    (57.90%)    (63.00%)    (67.48%)
End of Year Balance                    $5,451.62   $4,790.88   $4,210.23   $3,699.95   $3,251.51
Estimated Annual Expenses              $  997.68   $  876.76   $  770.49   $  677.11   $  595.04
-------------------------------------------------------------------------------------------------


AIM INDEPENDENCE 2010 FUND--CLASS B(2)    YEAR 1      YEAR 2      YEAR 3      YEAR 4      YEAR 5
--------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.74%      17.87%      17.87%      17.87%      17.87%
Cumulative Return Before Expenses            5.00%      10.25%      15.76%      21.55%      27.63%
Cumulative Return After Expenses             3.26%     (10.03%)    (21.61%)    (31.70%)    (40.49%)
End of Year Balance                     $10,326.00   $8,997.04   $7,839.12   $6,830.23   $5,951.18
Estimated Annual Expenses               $   176.84   $1,726.51   $1,504.31   $1,310.71   $1,142.02
--------------------------------------------------------------------------------------------------

AIM INDEPENDENCE 2010 FUND--CLASS B(2)   YEAR 6      YEAR 7      YEAR 8      YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                    17.87%      17.87%      17.87%      17.12%      17.12%
Cumulative Return Before Expenses          34.01%      40.71%      47.75%      55.13%      62.89%
Cumulative Return After Expenses          (48.15%)    (54.82%)    (60.64%)    (65.41%)    (69.60%)
End of Year Balance                     $5,185.26   $4,517.92   $3,936.46   $3,459.36   $3,040.09
Estimated Annual Expenses               $  995.04   $  866.98   $  755.40   $  633.08   $  556.35
--------------------------------------------------------------------------------------------------


(1) Your actual expenses may be higher or lower than those shown.

(2) The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through six for Class B and year one for Class C has not been deducted.

           ---------------------------------------------------------
            INDEPENDENCE NOW - INDEPENDENCE 2010 - INDEPENDENCE 2020
           INDEPENDENCE 2030 - INDEPENDENCE 2040 - INDEPENDENCE 2050
           ---------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------


AIM INDEPENDENCE 2010 FUND--CLASS C(2)    YEAR 1      YEAR 2      YEAR 3      YEAR 4      YEAR 5
--------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.74%      17.87%      17.87%      17.87%      17.87%
Cumulative Return Before Expenses            5.00%      10.25%      15.76%      21.55%      27.63%
Cumulative Return After Expenses             3.26%     (10.03%)    (21.61%)    (31.70%)    (40.49%)
End of Year Balance                     $10,326.00   $8,997.04   $7,839.12   $6,830.23   $5,951.18
Estimated Annual Expenses               $   176.84   $1,726.51   $1,504.31   $1,310.71   $1,142.02
--------------------------------------------------------------------------------------------------

AIM INDEPENDENCE 2010 FUND--CLASS C(2)   YEAR 6      YEAR 7      YEAR 8      YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                    17.87%      17.87%      17.87%      17.87%      17.87%
Cumulative Return Before Expenses          34.01%      40.71%      47.75%      55.13%      62.89%
Cumulative Return After Expenses          (48.15%)    (54.82%)    (60.64%)    (65.70%)    (70.12%)
End of Year Balance                     $5,185.26   $4,517.92   $3,936.46   $3,429.84   $2,988.42
Estimated Annual Expenses               $  995.04   $  866.98   $  755.40   $  658.18   $  573.47
--------------------------------------------------------------------------------------------------


AIM INDEPENDENCE 2010 FUND--CLASS R      YEAR 1      YEAR 2      YEAR 3      YEAR 4      YEAR 5
-------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                     1.24%      17.37%      17.37%      17.37%      17.37%
Cumulative Return Before Expenses           5.00%      10.25%      15.76%      21.55%      27.63%
Cumulative Return After Expenses            3.76%      (9.08%)    (20.32%)    (30.18%)    (38.82%)
End of Year Balance                    $10,376.00   $9,092.49   $7,967.75   $6,982.14   $6,118.45
Estimated Annual Expenses              $   126.33   $1,690.84   $1,481.68   $1,298.40   $1,137.79
-------------------------------------------------------------------------------------------------

AIM INDEPENDENCE 2010 FUND--CLASS R     YEAR 6      YEAR 7      YEAR 8      YEAR 9      YEAR 10
-------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                   17.37%      17.37%      17.37%      17.37%      17.37%
Cumulative Return Before Expenses         34.01%      40.71%      47.75%      55.13%      62.89%
Cumulative Return After Expenses         (46.38%)    (53.02%)    (58.83%)    (63.92%)    (68.38%)
End of Year Balance                    $5,361.60   $4,698.37   $4,117.18   $3,607.88   $3,161.59
Estimated Annual Expenses              $  997.04   $  873.71   $  765.63   $  670.92   $  587.93
-------------------------------------------------------------------------------------------------


AIM INDEPENDENCE 2020 FUND--CLASS A
(INCLUDES MAXIMUM SALES CHARGE)          YEAR 1      YEAR 2      YEAR 3      YEAR 4      YEAR 5
-------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                     1.11%      10.82%      10.82%      10.82%      10.82%
Cumulative Return Before Expenses           5.00%      10.25%      15.76%      21.55%      27.63%
Cumulative Return After Expenses           (1.82%)     (7.54%)    (12.92%)    (17.99%)    (22.76%)
End of Year Balance                    $ 9,817.61   $9,246.22   $8,708.09   $8,201.28   $7,723.97
Estimated Annual Expenses              $   656.94   $1,031.35   $  971.33   $  914.80   $  861.56
-------------------------------------------------------------------------------------------------

AIM INDEPENDENCE 2020 FUND--CLASS A
(INCLUDES MAXIMUM SALES CHARGE)         YEAR 6      YEAR 7      YEAR 8      YEAR 9      YEAR 10
-------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                   10.82%      10.82%      10.82%      10.82%      10.82%
Cumulative Return Before Expenses         34.01%      40.71%      47.75%      55.13%      62.89%
Cumulative Return After Expenses         (27.26%)    (31.49%)    (35.48%)    (39.23%)    (42.77%)
End of Year Balance                    $7,274.43   $6,851.06   $6,452.33   $6,076.80   $5,723.13
Estimated Annual Expenses              $  811.41   $  764.19   $  719.71   $  677.83   $  638.38
-------------------------------------------------------------------------------------------------


AIM INDEPENDENCE 2020 FUND--CLASS A
(WITHOUT MAXIMUM SALES CHARGE)           YEAR 1      YEAR 2      YEAR 3      YEAR 4      YEAR 5
-------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                     1.11%      10.82%      10.82%      10.82%      10.82%
Cumulative Return Before Expenses           5.00%      10.25%      15.76%      21.55%      27.63%
Cumulative Return After Expenses            3.89%      (2.16%)     (7.85%)    (13.21%)    (18.26%)
End of Year Balance                    $10,389.00   $9,784.36   $9,214.91   $8,678.60   $8,173.51
Estimated Annual Expenses              $   113.16   $1,091.38   $1,027.86   $  968.04   $  911.70
-------------------------------------------------------------------------------------------------

AIM INDEPENDENCE 2020 FUND--CLASS A
(WITHOUT MAXIMUM SALES CHARGE)          YEAR 6      YEAR 7      YEAR 8      YEAR 9      YEAR 10
-------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                   10.82%      10.82%      10.82%      10.82%      10.82%
Cumulative Return Before Expenses         34.01%      40.71%      47.75%      55.13%      62.89%
Cumulative Return After Expenses         (23.02%)    (27.50%)    (31.72%)    (35.70%)    (39.44%)
End of Year Balance                    $7,697.81   $7,249.80   $6,827.86   $6,430.48   $6,056.22
Estimated Annual Expenses              $  858.64   $  808.67   $  761.60   $  717.28   $  675.53
-------------------------------------------------------------------------------------------------


AIM INDEPENDENCE 2020 FUND--CLASS B(2)    YEAR 1      YEAR 2      YEAR 3      YEAR 4      YEAR 5
--------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.86%      11.57%      11.57%      11.57%      11.57%
Cumulative Return Before Expenses            5.00%      10.25%      15.76%      21.55%      27.63%
Cumulative Return After Expenses             3.14%      (3.64%)     (9.97%)    (15.88%)    (21.41%)
End of Year Balance                     $10,314.00   $9,636.37   $9,003.26   $8,411.75   $7,859.09
Estimated Annual Expenses               $   188.92   $1,154.13   $1,078.30   $1,007.46   $  941.27
--------------------------------------------------------------------------------------------------

AIM INDEPENDENCE 2020 FUND--CLASS B(2)   YEAR 6      YEAR 7      YEAR 8      YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                    11.57%      11.57%      11.57%      10.82%      10.82%
Cumulative Return Before Expenses          34.01%      40.71%      47.75%      55.13%      62.89%
Cumulative Return After Expenses          (26.57%)    (31.40%)    (35.90%)    (39.63%)    (43.15%)
End of Year Balance                     $7,342.75   $6,860.33   $6,409.61   $6,036.57   $5,685.24
Estimated Annual Expenses               $  879.43   $  821.65   $  767.67   $  673.34   $  634.15
--------------------------------------------------------------------------------------------------


AIM INDEPENDENCE 2020 FUND--CLASS C(2)    YEAR 1      YEAR 2      YEAR 3      YEAR 4      YEAR 5
--------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.86%      11.57%      11.57%      11.57%      11.57%
Cumulative Return Before Expenses            5.00%      10.25%      15.76%      21.55%      27.63%
Cumulative Return After Expenses             3.14%      (3.64%)     (9.97%)    (15.88%)    (21.41%)
End of Year Balance                     $10,314.00   $9,636.37   $9,003.26   $8,411.75   $7,859.09
Estimated Annual Expenses               $   188.92   $1,154.13   $1,078.30   $1,007.46   $  941.27
--------------------------------------------------------------------------------------------------

AIM INDEPENDENCE 2020 FUND--CLASS C(2)   YEAR 6      YEAR 7      YEAR 8      YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                    11.57%      11.57%      11.57%      11.57%      11.57%
Cumulative Return Before Expenses          34.01%      40.71%      47.75%      55.13%      62.89%
Cumulative Return After Expenses          (26.57%)    (31.40%)    (35.90%)    (40.12%)    (44.05%)
End of Year Balance                     $7,342.75   $6,860.33   $6,409.61   $5,988.50   $5,595.05
Estimated Annual Expenses               $  879.43   $  821.65   $  767.67   $  717.23   $  670.11
--------------------------------------------------------------------------------------------------


AIM INDEPENDENCE 2020 FUND--CLASS R      YEAR 1      YEAR 2      YEAR 3      YEAR 4      YEAR 5
-------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                     1.36%      11.07%      11.07%      11.07%      11.07%
Cumulative Return Before Expenses           5.00%      10.25%      15.76%      21.55%      27.63%
Cumulative Return After Expenses            3.64%      (2.65%)     (8.56%)    (14.11%)    (19.32%)
End of Year Balance                    $10,364.00   $9,734.91   $9,144.00   $8,588.96   $8,067.61
Estimated Annual Expenses              $   138.48   $1,112.47   $1,044.95   $  981.52   $  921.94
-------------------------------------------------------------------------------------------------

AIM INDEPENDENCE 2020 FUND--CLASS R     YEAR 6      YEAR 7      YEAR 8      YEAR 9      YEAR 10
-------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                   11.07%      11.07%      11.07%      11.07%      11.07%
Cumulative Return Before Expenses         34.01%      40.71%      47.75%      55.13%      62.89%
Cumulative Return After Expenses         (24.22%)    (28.82%)    (33.14%)    (37.20%)    (41.01%)
End of Year Balance                    $7,577.90   $7,117.92   $6,685.87   $6,280.03   $5,898.84
Estimated Annual Expenses              $  865.98   $  813.41   $  764.04   $  717.66   $  674.10
-------------------------------------------------------------------------------------------------


(1) Your actual expenses may be higher or lower than those shown.

(2) The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through six for Class B and year one for Class C has not been deducted.

           ---------------------------------------------------------
            INDEPENDENCE NOW - INDEPENDENCE 2010 - INDEPENDENCE 2020
           INDEPENDENCE 2030 - INDEPENDENCE 2040 - INDEPENDENCE 2050
           ---------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------


AIM INDEPENDENCE 2030 FUND--CLASS A
(INCLUDES MAXIMUM SALES CHARGE)          YEAR 1      YEAR 2      YEAR 3      YEAR 4      YEAR 5
-------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                     1.16%      14.33%      14.33%      14.33%      14.33%
Cumulative Return Before Expenses           5.00%      10.25%      15.76%      21.55%      27.63%
Cumulative Return After Expenses           (1.87%)    (11.03%)    (19.33%)    (26.85%)    (33.68%)
End of Year Balance                    $ 9,812.88   $8,897.34   $8,067.22   $7,314.55   $6,632.10
Estimated Annual Expenses              $   661.72   $1,340.59   $1,215.51   $1,102.10   $  999.28
-------------------------------------------------------------------------------------------------

AIM INDEPENDENCE 2030 FUND--CLASS A
(INCLUDES MAXIMUM SALES CHARGE)         YEAR 6      YEAR 7      YEAR 8      YEAR 9      YEAR 10
-------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                   14.33%      14.33%      14.33%      14.33%      14.33%
Cumulative Return Before Expenses         34.01%      40.71%      47.75%      55.13%      62.89%
Cumulative Return After Expenses         (39.87%)    (45.48%)    (50.56%)    (55.18%)    (59.36%)
End of Year Balance                    $6,013.32   $5,452.28   $4,943.58   $4,482.35   $4,064.14
Estimated Annual Expenses              $  906.04   $  821.51   $  744.86   $  675.37   $  612.36
-------------------------------------------------------------------------------------------------


AIM INDEPENDENCE 2030 FUND--CLASS A
(WITHOUT MAXIMUM SALES CHARGE)           YEAR 1      YEAR 2      YEAR 3      YEAR 4      YEAR 5
-------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                     1.16%      14.33%      14.33%      14.33%      14.33%
Cumulative Return Before Expenses           5.00%      10.25%      15.76%      21.55%      27.63%
Cumulative Return After Expenses            3.84%      (5.85%)    (14.63%)    (22.60%)    (29.82%)
End of Year Balance                    $10,384.00   $9,415.17   $8,536.74   $7,740.26   $7,018.09
Estimated Annual Expenses              $   118.23   $1,418.61   $1,286.25   $1,166.25   $1,057.44
-------------------------------------------------------------------------------------------------

AIM INDEPENDENCE 2030 FUND--CLASS A
(WITHOUT MAXIMUM SALES CHARGE)          YEAR 6      YEAR 7      YEAR 8      YEAR 9      YEAR 10
-------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                   14.33%      14.33%      14.33%      14.33%      14.33%
Cumulative Return Before Expenses         34.01%      40.71%      47.75%      55.13%      62.89%
Cumulative Return After Expenses         (36.37%)    (42.30%)    (47.69%)    (52.57%)    (56.99%)
End of Year Balance                    $6,363.31   $5,769.61   $5,231.30   $4,743.22   $4,300.68
Estimated Annual Expenses              $  958.78   $  869.32   $  788.22   $  714.67   $  648.00
-------------------------------------------------------------------------------------------------


AIM INDEPENDENCE 2030 FUND--CLASS B(2)    YEAR 1      YEAR 2      YEAR 3      YEAR 4      YEAR 5
--------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.91%      15.08%      15.08%      15.08%      15.08%
Cumulative Return Before Expenses            5.00%      10.25%      15.76%      21.55%      27.63%
Cumulative Return After Expenses             3.09%      (7.30%)    (16.65%)    (25.05%)    (32.60%)
End of Year Balance                     $10,309.00   $9,269.85   $8,335.45   $7,495.24   $6,739.72
Estimated Annual Expenses               $   193.95   $1,476.25   $1,327.44   $1,193.63   $1,073.32
--------------------------------------------------------------------------------------------------

AIM INDEPENDENCE 2030 FUND--CLASS B(2)   YEAR 6      YEAR 7      YEAR 8      YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                    15.08%      15.08%      15.08%      14.33%      14.33%
Cumulative Return Before Expenses          34.01%      40.71%      47.75%      55.13%      62.89%
Cumulative Return After Expenses          (39.40%)    (45.51%)    (51.00%)    (55.57%)    (59.72%)
End of Year Balance                     $6,060.35   $5,449.47   $4,900.16   $4,442.98   $4,028.45
Estimated Annual Expenses               $  965.13   $  867.84   $  780.36   $  669.44   $  606.98
--------------------------------------------------------------------------------------------------


AIM INDEPENDENCE 2030 FUND--CLASS C(2)    YEAR 1      YEAR 2      YEAR 3      YEAR 4      YEAR 5
--------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.91%      15.08%      15.08%      15.08%      15.08%
Cumulative Return Before Expenses            5.00%      10.25%      15.76%      21.55%      27.63%
Cumulative Return After Expenses             3.09%      (7.30%)    (16.65%)    (25.05%)    (32.60%)
End of Year Balance                     $10,309.00   $9,269.85   $8,335.45   $7,495.24   $6,739.72
Estimated Annual Expenses               $   193.95   $1,476.25   $1,327.44   $1,193.63   $1,073.32
--------------------------------------------------------------------------------------------------

AIM INDEPENDENCE 2030 FUND--CLASS C(2)   YEAR 6      YEAR 7      YEAR 8      YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                    15.08%      15.08%      15.08%      15.08%      15.08%
Cumulative Return Before Expenses          34.01%      40.71%      47.75%      55.13%      62.89%
Cumulative Return After Expenses          (39.40%)    (45.51%)    (51.00%)    (55.94%)    (60.38%)
End of Year Balance                     $6,060.35   $5,449.47   $4,900.16   $4,406.23   $3,962.08
Estimated Annual Expenses               $  965.13   $  867.84   $  780.36   $  701.70   $  630.97
--------------------------------------------------------------------------------------------------


AIM INDEPENDENCE 2030 FUND-- CLASS R     YEAR 1      YEAR 2      YEAR 3      YEAR 4      YEAR 5
-------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                     1.41%      14.58%      14.58%      14.58%      14.58%
Cumulative Return Before Expenses           5.00%      10.25%      15.76%      21.55%      27.63%
Cumulative Return After Expenses            3.59%      (6.33%)    (15.31%)    (23.42%)    (30.76%)
End of Year Balance                    $10,359.00   $9,366.61   $8,469.29   $7,657.93   $6,924.30
Estimated Annual Expenses              $   143.53   $1,438.00   $1,300.24   $1,175.67   $1,063.04
-------------------------------------------------------------------------------------------------

AIM INDEPENDENCE 2030 FUND-- CLASS R    YEAR 6      YEAR 7      YEAR 8      YEAR 9      YEAR 10
-------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                   14.58%      14.58%      14.58%      14.58%      14.58%
Cumulative Return Before Expenses         34.01%      40.71%      47.75%      55.13%      62.89%
Cumulative Return After Expenses         (37.39%)    (43.39%)    (48.81%)    (53.72%)    (58.15%)
End of Year Balance                    $6,260.95   $5,661.15   $5,118.81   $4,628.43   $4,185.03
Estimated Annual Expenses              $  961.20   $  869.12   $  785.86   $  710.57   $  642.50
-------------------------------------------------------------------------------------------------


AIM INDEPENDENCE 2040 FUND-- CLASS A
(INCLUDES MAXIMUM SALES CHARGE)          YEAR 1      YEAR 2      YEAR 3      YEAR 4      YEAR 5
-------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                     1.16%      23.24%      23.24%      23.24%      23.24%
Cumulative Return Before Expenses           5.00%      10.25%      15.76%      21.55%      27.63%
Cumulative Return After Expenses           (1.87%)    (19.77%)    (34.40%)    (46.37%)    (56.15%)
End of Year Balance                    $ 9,812.88   $8,023.01   $6,559.61   $5,363.14   $4,384.90
Estimated Annual Expenses              $   661.72   $2,072.53   $1,694.50   $1,385.42   $1,132.72
-------------------------------------------------------------------------------------------------

AIM INDEPENDENCE 2040 FUND-- CLASS A
(INCLUDES MAXIMUM SALES CHARGE)         YEAR 6      YEAR 7      YEAR 8      YEAR 9      YEAR 10
-------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                   23.24%      23.24%      23.24%      23.24%      23.24%
Cumulative Return Before Expenses         34.01%      40.71%      47.75%      55.13%      62.89%
Cumulative Return After Expenses         (64.15%)    (70.69%)    (76.03%)    (80.41%)    (83.98%)
End of Year Balance                    $3,585.10   $2,931.18   $2,396.53   $1,959.40   $1,602.01
Estimated Annual Expenses              $  926.11   $  757.19   $  619.08   $  506.16   $  413.84
-------------------------------------------------------------------------------------------------


AIM INDEPENDENCE 2040 FUND-- CLASS A
(WITHOUT MAXIMUM SALES CHARGE)           YEAR 1      YEAR 2      YEAR 3      YEAR 4      YEAR 5
-------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                     1.16%      23.24%      23.24%      23.24%      23.24%
Cumulative Return Before Expenses           5.00%      10.25%      15.76%      21.55%      27.63%
Cumulative Return After Expenses            3.84%     (15.10%)    (30.59%)    (43.25%)    (53.60%)
End of Year Balance                    $10,384.00   $8,489.96   $6,941.39   $5,675.28   $4,640.11
Estimated Annual Expenses              $   118.23   $2,193.15   $1,793.12   $1,466.06   $1,198.65
-------------------------------------------------------------------------------------------------

AIM INDEPENDENCE 2040 FUND-- CLASS A
(WITHOUT MAXIMUM SALES CHARGE)          YEAR 6      YEAR 7      YEAR 8      YEAR 9      YEAR 10
-------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                   23.24%      23.24%      23.24%      23.24%      23.24%
Cumulative Return Before Expenses         34.01%      40.71%      47.75%      55.13%      62.89%
Cumulative Return After Expenses         (62.06%)    (68.98%)    (74.64%)    (79.27%)    (83.05%)
End of Year Balance                    $3,793.75   $3,101.77   $2,536.01   $2,073.44   $1,695.25
Estimated Annual Expenses              $  980.01   $  801.26   $  655.11   $  535.62   $  437.92
-------------------------------------------------------------------------------------------------


(1) Your actual expenses may be higher or lower than those shown.

(2) The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through six for Class B and year one for Class C has not been deducted.

           ---------------------------------------------------------
            INDEPENDENCE NOW - INDEPENDENCE 2010 - INDEPENDENCE 2020
           INDEPENDENCE 2030 - INDEPENDENCE 2040 - INDEPENDENCE 2050
           ---------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------


AIM INDEPENDENCE 2040 FUND-- CLASS B(2)    YEAR 1      YEAR 2      YEAR 3      YEAR 4      YEAR 5
---------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                       1.91%      23.99%      23.99%      23.99%      23.99%
Cumulative Return Before Expenses             5.00%      10.25%      15.76%      21.55%      27.63%
Cumulative Return After Expenses              3.09%     (16.49%)    (32.35%)    (45.19%)    (55.60%)
End of Year Balance                      $10,309.00   $8,351.32   $6,765.41   $5,480.65   $4,439.88
Estimated Annual Expenses                $   193.95   $2,238.31   $1,813.25   $1,468.91   $1,189.97
---------------------------------------------------------------------------------------------------

AIM INDEPENDENCE 2040 FUND-- CLASS B(2)   YEAR 6      YEAR 7      YEAR 8      YEAR 9      YEAR 10
---------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                     23.99%      23.99%      23.99%      23.24%      23.24%
Cumulative Return Before Expenses           34.01%      40.71%      47.75%      55.13%      62.89%
Cumulative Return After Expenses           (64.03%)    (70.86%)    (76.40%)    (80.70%)    (84.22%)
End of Year Balance                      $3,596.75   $2,913.72   $2,360.41   $1,929.87   $1,577.86
Estimated Annual Expenses                $  963.99   $  780.93   $  632.63   $  498.53   $  407.60
---------------------------------------------------------------------------------------------------


AIM INDEPENDENCE 2040 FUND-- CLASS C(2)    YEAR 1       YEAR 2      YEAR 3      YEAR 4      YEAR 5
----------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                       1.91%       23.99%      23.99%      23.99%      23.99%
Cumulative Return Before Expenses             5.00%       10.25%      15.76%      21.55%      27.63%
Cumulative Return After Expenses              3.09%      (16.49%)    (32.35%)    (45.19%)    (55.60%)
End of Year Balance                      $10,309.00   $ 8,351.32   $6,765.41   $5,480.65   $4,439.88
Estimated Annual Expenses                $   193.95   $ 2,238.31   $1,813.25   $1,468.91   $1,189.97
----------------------------------------------------------------------------------------------------

AIM INDEPENDENCE 2040 FUND-- CLASS C(2)   YEAR 6      YEAR 7      YEAR 8      YEAR 9      YEAR 10
----------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                     23.99%      23.99%      23.99%      23.99%      23.99%
Cumulative Return Before Expenses           34.01%      40.71%      47.75%      55.13%      62.89%
Cumulative Return After Expenses           (64.03%)    (70.86%)    (76.40%)    (80.88%)    (84.51%)
End of Year Balance                      $3,596.75   $2,913.72   $2,360.41   $1,912.17   $1,549.05
Estimated Annual Expenses                $  963.99   $  780.93   $  632.63   $  512.50   $  415.17
----------------------------------------------------------------------------------------------------


AIM INDEPENDENCE 2040 FUND-- CLASS R    YEAR 1       YEAR 2      YEAR 3      YEAR 4      YEAR 5
-------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                    1.41%       23.49%      23.49%      23.49%      23.49%
Cumulative Return Before Expenses          5.00%       10.25%      15.76%      21.55%      27.63%
Cumulative Return After Expenses           3.59%      (15.56%)    (31.18%)    (43.90%)    (54.27%)
End of Year Balance                   $10,359.00   $ 8,443.62   $6,882.40   $5,609.84   $4,572.58
Estimated Annual Expenses             $   143.53   $ 2,208.37   $1,800.04   $1,467.21   $1,195.93
-------------------------------------------------------------------------------------------------

AIM INDEPENDENCE 2040 FUND-- CLASS R   YEAR 6      YEAR 7      YEAR 8      YEAR 9      YEAR 10
-------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                  23.49%      23.49%      23.49%      23.49%      23.49%
Cumulative Return Before Expenses        34.01%      40.71%      47.75%      55.13%      62.89%
Cumulative Return After Expenses        (62.73%)    (69.62%)    (75.24%)    (79.82%)    (83.55%)
End of Year Balance                   $3,727.11   $3,037.97   $2,476.25   $2,018.39   $1,645.19
Estimated Annual Expenses             $  974.80   $  794.56   $  647.64   $  527.90   $  430.29
-------------------------------------------------------------------------------------------------


AIM INDEPENDENCE 2050 FUND-- CLASS A
(INCLUDES MAXIMUM SALES CHARGE)         YEAR 1       YEAR 2      YEAR 3      YEAR 4      YEAR 5
-------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                    1.16%       25.45%      25.45%      25.45%      25.45%
Cumulative Return Before Expenses          5.00%       10.25%      15.76%      21.55%      27.63%
Cumulative Return After Expenses          (1.87%)     (21.94%)    (37.90%)    (50.60%)    (60.70%)
End of Year Balance                   $ 9,812.88   $ 7,806.15   $6,209.79   $4,939.89   $3,929.68
Estimated Annual Expenses             $   661.72   $ 2,242.02   $1,783.53   $1,418.80   $1,128.65
-------------------------------------------------------------------------------------------------

AIM INDEPENDENCE 2050 FUND-- CLASS A
(INCLUDES MAXIMUM SALES CHARGE)        YEAR 6      YEAR 7      YEAR 8      YEAR 9      YEAR 10
-------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                  25.45%      25.45%      25.45%      25.45%      25.45%
Cumulative Return Before Expenses        34.01%      40.71%      47.75%      55.13%      62.89%
Cumulative Return After Expenses        (68.74%)    (75.13%)    (80.22%)    (84.26%)    (87.48%)
End of Year Balance                   $3,126.06   $2,486.78   $1,978.23   $1,573.69   $1,251.87
Estimated Annual Expenses             $  897.84   $  714.23   $  568.17   $  451.98   $  359.55
-------------------------------------------------------------------------------------------------


AIM INDEPENDENCE 2050 FUND-- CLASS A
(WITHOUT MAXIMUM SALES CHARGE)          YEAR 1       YEAR 2      YEAR 3      YEAR 4      YEAR 5
-------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                    1.16%       25.45%      25.45%      25.45%      25.45%
Cumulative Return Before Expenses          5.00%       10.25%      15.76%      21.55%      27.63%
Cumulative Return After Expenses           3.84%      (17.40%)    (34.29%)    (47.73%)    (58.42%)
End of Year Balance                   $10,384.00   $ 8,260.47   $6,571.21   $5,227.39   $4,158.39
Estimated Annual Expenses             $   118.23   $ 2,372.51   $1,887.33   $1,501.37   $1,194.34
-------------------------------------------------------------------------------------------------

AIM INDEPENDENCE 2050 FUND-- CLASS A
(WITHOUT MAXIMUM SALES CHARGE)         YEAR 6      YEAR 7      YEAR 8      YEAR 9      YEAR 10
-------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                  25.45%      25.45%      25.45%      25.45%      25.45%
Cumulative Return Before Expenses        34.01%      40.71%      47.75%      55.13%      62.89%
Cumulative Return After Expenses        (66.92%)    (73.68%)    (79.07%)    (83.35%)    (86.75%)
End of Year Balance                   $3,308.00   $2,631.51   $2,093.37   $1,665.28   $1,324.73
Estimated Annual Expenses             $  950.10   $  755.80   $  601.24   $  478.29   $  380.48
-------------------------------------------------------------------------------------------------


AIM INDEPENDENCE 2050 FUND-- CLASS B(2)    YEAR 1       YEAR 2      YEAR 3      YEAR 4      YEAR 5
----------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                       1.91%       26.20%      26.20%      26.20%      26.20%
Cumulative Return Before Expenses             5.00%       10.25%      15.76%      21.55%      27.63%
Cumulative Return After Expenses              3.09%      (18.77%)    (35.99%)    (49.56%)    (60.25%)
End of Year Balance                      $10,309.00   $ 8,123.49   $6,401.31   $5,044.23   $3,974.86
Estimated Annual Expenses                $   193.95   $ 2,414.66   $1,902.75   $1,499.37   $1,181.50
----------------------------------------------------------------------------------------------------

AIM INDEPENDENCE 2050 FUND-- CLASS B(2)   YEAR 6      YEAR 7      YEAR 8      YEAR 9      YEAR 10
----------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                     26.20%      26.20%      26.20%      25.45%      25.45%
Cumulative Return Before Expenses           34.01%      40.71%      47.75%      55.13%      62.89%
Cumulative Return After Expenses           (68.68%)    (75.32%)    (80.55%)    (84.53%)    (87.69%)
End of Year Balance                      $3,132.19   $2,468.16   $1,944.91   $1,547.18   $1,230.78
Estimated Annual Expenses                $  931.02   $  733.65   $  578.11   $  444.37   $  353.50
----------------------------------------------------------------------------------------------------


AIM INDEPENDENCE 2050 FUND-- CLASS C(2)    YEAR 1      YEAR 2      YEAR 3      YEAR 4      YEAR 5
---------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                       1.91%      26.20%      26.20%      26.20%      26.20%
Cumulative Return Before Expenses             5.00%      10.25%      15.76%      21.55%      27.63%
Cumulative Return After Expenses              3.09%     (18.77%)    (35.99%)    (49.56%)    (60.25%)
End of Year Balance                      $10,309.00   $8,123.49   $6,401.31   $5,044.23   $3,974.86
Estimated Annual Expenses                $   193.95   $2,414.66   $1,902.75   $1,499.37   $1,181.50
---------------------------------------------------------------------------------------------------

AIM INDEPENDENCE 2050 FUND-- CLASS C(2)   YEAR 6      YEAR 7      YEAR 8      YEAR 9      YEAR 10
---------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                     26.20%      26.20%      26.20%      26.20%      26.20%
Cumulative Return Before Expenses           34.01%      40.71%      47.75%      55.13%      62.89%
Cumulative Return After Expenses           (68.68%)    (75.32%)    (80.55%)    (84.67%)    (87.92%)
End of Year Balance                      $3,132.19   $2,468.16   $1,944.91   $1,532.59   $1,207.68
Estimated Annual Expenses                $  931.02   $  733.65   $  578.11   $  455.55   $  358.98
---------------------------------------------------------------------------------------------------


(1) Your actual expenses may be higher or lower than those shown.

(2) The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through six for Class B and year one for Class C has not been deducted.

           ---------------------------------------------------------
            INDEPENDENCE NOW - INDEPENDENCE 2010 - INDEPENDENCE 2020
           INDEPENDENCE 2030 - INDEPENDENCE 2040 - INDEPENDENCE 2050
           ---------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------


AIM INDEPENDENCE 2050 FUND-- CLASS R     YEAR 1      YEAR 2      YEAR 3      YEAR 4      YEAR 5
-------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                     1.41%      25.70%      25.70%      25.70%      25.70%
Cumulative Return Before Expenses           5.00%      10.25%      15.76%      21.55%      27.63%
Cumulative Return After Expenses            3.59%     (17.85%)    (34.86%)    (48.34%)    (59.04%)
End of Year Balance                    $10,359.00   $8,214.69   $6,514.25   $5,165.80   $4,096.48
Estimated Annual Expenses              $   143.53   $2,386.72   $1,892.67   $1,500.89   $1,190.20
-------------------------------------------------------------------------------------------------

AIM INDEPENDENCE 2050 FUND-- CLASS R    YEAR 6      YEAR 7      YEAR 8      YEAR 9      YEAR 10
-------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                   25.70%      25.70%      25.70%      25.70%      25.70%
Cumulative Return Before Expenses         34.01%      40.71%      47.75%      55.13%      62.89%
Cumulative Return After Expenses         (67.51%)    (74.24%)    (79.57%)    (83.80%)    (87.15%)
End of Year Balance                    $3,248.51   $2,576.07   $2,042.82   $1,619.96   $1,284.63
Estimated Annual Expenses              $  943.83   $  748.46   $  593.53   $  470.67   $  373.24
-------------------------------------------------------------------------------------------------


(1) Your actual expenses may be higher or lower than those shown.

(2) The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through six for Class B and year one for Class C has not been deducted.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

OBJECTIVES AND STRATEGIES


AIM INDEPENDENCE NOW FUND
AIM Independence Now Fund's investment objective is current income and, as a secondary objective, capital appreciation. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

    AIM Independence Now Fund is structured for investors who have reached their target retirement date. The fund's approximate target asset allocation as of May 1, 2008 is set forth below:



Domestic Equity Underlying Funds                                25.73%
Foreign Equity Underlying Funds                                  6.24%
Real Estate-Related Underlying Funds                             3.00%
High Yield Fixed-Income Underlying Funds                         8.33%
Investment Grade Fixed-Income Underlying Funds                  53.35%
Money Market Underlying Funds                                    3.35%


    The fund's asset allocation strategy emphasizes underlying funds that invest primarily in fixed-income securities. The fund also invests in underlying funds that invest primarily in domestic equity securities and, to a lesser extent, in underlying funds that invest primarily in foreign equity securities and in underlying funds that are money market funds.

AIM INDEPENDENCE 2010 FUND
AIM Independence 2010 Fund's investment objective is to provide capital appreciation and current income, consistent with its current asset allocation strategy. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

    AIM Independence 2010 Fund is structured for investors whose target retirement date is around the year 2010. The fund's approximate target asset allocation as of May 1, 2008 is set forth below:



Domestic Equity Underlying Funds                                28.42%
Foreign Equity Underlying Funds                                  7.69%
Real Estate-Related Underlying Funds                             3.00%
High Yield Fixed-Income Underlying Funds                         8.88%
Investment Grade Fixed-Income Underlying Funds                  51.42%
Money Market Underlying Funds                                    0.60%


    The fund's current asset allocation strategy emphasizes underlying funds that invest primarily in fixed-income securities. The fund also invests in underlying funds that invest primarily in domestic equity securities and, to a lesser extent, in underlying funds that invest primarily in foreign equity securities.
    Over time the fund's investments will become increasingly conservative, and its exposure to underlying funds that invest primarily in fixed-income securities will increase, while its exposure to underlying funds that invest primarily in domestic and foreign equity securities will decrease. Approximately three years after the year 2010, the fund's asset allocation is anticipated to be similar to that of the AIM Independence Now Fund's asset allocation.

           ---------------------------------------------------------
            INDEPENDENCE NOW - INDEPENDENCE 2010 - INDEPENDENCE 2020
           INDEPENDENCE 2030 - INDEPENDENCE 2040 - INDEPENDENCE 2050
           ---------------------------------------------------------

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (CONTINUED)
--------------------------------------------------------------------------------

AIM INDEPENDENCE 2020 FUND
AIM Independence 2020 Fund's investment objective is to provide capital appreciation and current income, consistent with its current asset allocation strategy. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

    AIM Independence 2020 Fund is structured for investors whose target retirement date is around the year 2020. The fund's approximate target asset allocation as of May 1, 2008 is set forth below:



Domestic Equity Underlying Funds                                40.25%
Foreign Equity Underlying Funds                                 14.75%
Real Estate-Related Underlying Funds                             3.00%
High Yield Fixed-Income Underlying Funds                        11.70%
Investment Grade Fixed-Income Underlying Funds                  30.30%
Money Market Underlying Funds                                    0.00%


    The fund's current asset allocation strategy emphasizes underlying funds that invest primarily in fixed-income securities and underlying funds that invest primarily in domestic equity securities. The fund also invests in underlying funds that invest primarily in foreign equity securities.
    Over time the fund's investments will become increasingly conservative, and its exposure to underlying funds that invest primarily in fixed-income securities will increase, while its exposure to underlying funds that invest primarily in domestic and foreign equity securities as well as securities of real estate-related companies will decrease. Approximately three years after the year 2020, the fund's asset allocation is anticipated to be similar to that of the AIM Independence Now Fund's asset allocation.

AIM INDEPENDENCE 2030 FUND
AIM Independence 2030 Fund's investment objective is to provide capital appreciation and current income, consistent with its current asset allocation strategy. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

    AIM Independence 2030 Fund is structured for investors whose target retirement date is around the year 2030. The fund's approximate target asset allocation as of May 1, 2008 is set forth below:



Domestic Equity Underlying Funds                                53.65%
Foreign Equity Underlying Funds                                 20.45%
Real Estate-Related Underlying Funds                             3.90%
High Yield Fixed-Income Underlying Funds                        10.20%
Investment Grade Fixed-Income Underlying Funds                  11.80%
Money Market Underlying Funds                                    0.00%


    The fund's current asset allocation strategy emphasizes underlying funds that invest primarily in domestic equity securities. The fund also invests in underlying funds that invest primarily in fixed-income securities and underlying funds that invest primarily in foreign equity securities.
    Over time the fund's investments will become increasingly conservative, and its exposure to underlying funds that invest primarily in fixed-income securities will increase, while its exposure to underlying funds that invest primarily in domestic and foreign equity securities as well as securities of real estate-related companies will decrease. Approximately three years after the year 2030, the fund's asset allocation is anticipated to be similar to that of the AIM Independence Now Fund's asset allocation.

AIM INDEPENDENCE 2040 FUND
AIM Independence 2040 Fund's investment objective is to provide capital appreciation and current income, consistent with its current asset allocation strategy. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

    AIM Independence 2040 Fund is structured for investors whose target retirement date is around the year 2040. The fund's approximate target asset allocation as of May 1, 2008 is set forth below:



Domestic Equity Underlying Funds                                60.20%
Foreign Equity Underlying Funds                                 23.08%
Real Estate-Related Underlying Funds                             4.52%
High Yield Fixed-Income Underlying Funds                         7.40%
Investment Grade Fixed-Income Underlying Funds                   4.80%
Money Market Underlying Funds                                    0.00%


    The fund's current asset allocation strategy emphasizes underlying funds that invest primarily in domestic equity securities. The fund also invests in underlying funds that invest primarily in foreign equity securities and, to a lesser extent, in underlying funds that invest primarily in fixed-income securities.
    Over time the fund's investments will become increasingly conservative, and its exposure to underlying funds that invest primarily in fixed-income securities will increase, while its exposure to underlying funds that invest primarily in domestic and foreign equity securities as well as securities of

           ---------------------------------------------------------
            INDEPENDENCE NOW - INDEPENDENCE 2010 - INDEPENDENCE 2020
           INDEPENDENCE 2030 - INDEPENDENCE 2040 - INDEPENDENCE 2050
           ---------------------------------------------------------

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (CONTINUED)
--------------------------------------------------------------------------------

real estate-related companies will decrease. Approximately three years after the year 2040, the fund's asset allocation is anticipated to be similar to that of the AIM Independence Now Fund's asset allocation.

AIM INDEPENDENCE 2050 FUND
AIM Independence 2050 Fund's investment objective is to provide capital appreciation and current income, consistent with its current asset allocation strategy. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

    AIM Independence 2050 Fund is structured for investors whose target retirement date is around the year 2050. The fund's approximate target asset allocation as of May 1, 2008 is set forth below:



Domestic Equity Underlying Funds                                65.00%
Foreign Equity Underlying Funds                                 25.00%
Real Estate-Related Underlying Funds                             5.00%
High Yield Fixed-Income Underlying Funds                         5.00%
Investment Grade Fixed-Income Underlying Funds                   0.00%
Money Market Underlying Funds                                    0.00%


    The fund's current asset allocation strategy emphasizes underlying funds that invest primarily in domestic equity securities. The fund also invests in underlying funds that invest primarily in foreign equity securities and, to a lesser extent, in underlying funds that invest primarily in fixed-income securities.
    Over time the fund's investments will become increasingly conservative, and its exposure to underlying funds that invest primarily in fixed-income securities will increase, while its exposure to underlying funds that invest primarily in domestic and foreign equity securities as well as securities of real estate-related companies will decrease. Approximately three years after the year 2050, the fund's asset allocation is anticipated to be similar to that of the AIM Independence Now Fund's asset allocation.

ALL FUNDS
The advisor uses a three-step process to create each fund's portfolio. The first step is to determine a fund's asset allocation strategy from among broad asset classes based on the fund's target retirement date, as indicated in the fund's name. The second step is to select the underlying funds to be held by a fund and to determine the target weightings of such underlying funds. The third step is the ongoing monitoring of a fund's asset class allocations, underlying funds and target weightings.
    The advisor monitors the selection of underlying funds to ensure that they continue to conform to a fund's asset class allocations and will periodically rebalance a fund's investments in the underlying funds to keep them within their target weightings. The advisor may change a fund's asset class allocations, underlying funds or target weightings in the underlying funds without shareholder approval. Each fund will generally hold between 10 and 20 underlying funds.

           ---------------------------------------------------------
            INDEPENDENCE NOW - INDEPENDENCE 2010 - INDEPENDENCE 2020
           INDEPENDENCE 2030 - INDEPENDENCE 2040 - INDEPENDENCE 2050
           ---------------------------------------------------------

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (CONTINUED)
--------------------------------------------------------------------------------


    A list of the underlying funds and their approximate target fund weightings as of May 1, 2008 is set forth below:



                          AIM               AIM               AIM               AIM               AIM               AIM
                     INDEPENDENCE      INDEPENDENCE      INDEPENDENCE      INDEPENDENCE      INDEPENDENCE      INDEPENDENCE
UNDERLYING FUND(S)     2050 FUND         2040 FUND         2030 FUND         2020 FUND         2010 FUND         NOW FUND
-----------------------------------------------------------------------------------------------------------------------------
DOMESTIC EQUITY
  UNDERLYING FUNDS
PowerShares FTSE
  RAFI US 1000
  Portfolio              12.00%            11.16%            10.05%             8.15%             7.13%             6.58%
-----------------------------------------------------------------------------------------------------------------------------
AIM Diversified
  Dividend Fund           8.00%             7.40%             6.63%             5.43%             4.68%             4.33%
-----------------------------------------------------------------------------------------------------------------------------
PowerShares
  Dynamic Large
  Cap Growth
  Portfolio               5.00%             4.64%             4.17%             3.39%             2.95%             2.71%
-----------------------------------------------------------------------------------------------------------------------------
AIM Structured
  Growth Fund             5.00%             4.64%             4.17%             3.39%             2.95%             2.71%
-----------------------------------------------------------------------------------------------------------------------------
PowerShares
  Dynamic Large
  Cap Value
  Portfolio               5.00%             4.64%             4.17%             3.39%             2.95%             2.71%
-----------------------------------------------------------------------------------------------------------------------------
AIM Structured
  Value Fund              5.00%             4.64%             4.17%             3.39%             2.95%             2.71%
-----------------------------------------------------------------------------------------------------------------------------
PowerShares FTSE
  RAFI US 1500
  Small-Mid
  Portfolio               7.50%             6.90%             6.05%             3.98%             1.46%             1.25%
-----------------------------------------------------------------------------------------------------------------------------
AIM Trimark Small
  Companies Fund          5.00%             4.64%             4.10%             2.58%             0.96%             0.76%
-----------------------------------------------------------------------------------------------------------------------------
PowerShares
  Dynamic Small
  Cap Growth
  Portfolio               6.25%             5.77%             5.08%             3.28%             1.21%             1.00%
-----------------------------------------------------------------------------------------------------------------------------
PowerShares
  Dynamic Small
  Cap Value
  Portfolio               6.25%             5.77%             5.08%             3.28%             1.21%             1.00%
-----------------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY
  UNDERLYING FUNDS
AIM International
  Growth Fund             6.50%             5.92%             5.12%             3.40%             2.40%             1.91%
-----------------------------------------------------------------------------------------------------------------------------
PowerShares FTSE
  RAFI Developed
  Markets ex-U.S.
  Portfolio               6.00%             5.76%             5.38%             4.08%             2.41%             2.00%
-----------------------------------------------------------------------------------------------------------------------------
AIM International
  Core Equity Fund        2.50%             2.24%             1.92%             1.57%             0.96%             0.75%
-----------------------------------------------------------------------------------------------------------------------------
PowerShares
  International
  Dividend
  Achievers
  Portfolio               5.00%             4.64%             4.14%             3.01%             1.93%             1.58%
-----------------------------------------------------------------------------------------------------------------------------
PowerShares FTSE
  RAFI Developed
  Markets ex-U.S.
  Small-Mid
  Portfolio               5.00%             4.52%             3.90%             2.70%             0.00%             0.00%
-----------------------------------------------------------------------------------------------------------------------------
REAL
  ESTATE-RELATED
  UNDERLYING FUNDS
AIM Global Real
  Estate Fund             5.00%             4.52%             3.60%             0.00%             0.00%             0.00%
-----------------------------------------------------------------------------------------------------------------------------
AIM Real Estate
  Fund                    0.00%             0.00%             0.30%             2.70%             0.00%             0.00%
-----------------------------------------------------------------------------------------------------------------------------
AIM Select Real
  Estate Income
  Fund                    0.00%             0.00%             0.00%             0.30%             3.00%             3.00%
-----------------------------------------------------------------------------------------------------------------------------
HIGH YIELD
  FIXED-INCOME
  UNDERLYING FUNDS
AIM High Yield
  Fund                    5.00%             7.40%             9.90%             8.50%             3.76%             2.66%
-----------------------------------------------------------------------------------------------------------------------------
AIM Floating Rate
  Fund                    0.00%             0.00%             0.30%             3.20%             5.12%             5.67%
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE FIXED-INCOME
  UNDERLYING FUNDS
AIM International
  Total Return
  Fund                    0.00%             0.00%             0.25%             2.60%             3.53%             3.67%
-----------------------------------------------------------------------------------------------------------------------------
AIM Core Bond Fund        0.00%             4.80%            11.30%            22.95%            22.47%            22.33%
-----------------------------------------------------------------------------------------------------------------------------
AIM Short Term
  Bond Fund               0.00%             0.00%             0.25%             3.45%            12.72%            16.02%
-----------------------------------------------------------------------------------------------------------------------------
AIM U.S.
  Government Fund         0.00%             0.00%             0.00%             1.30%            12.22%             8.65%
-----------------------------------------------------------------------------------------------------------------------------
AIM Limited
  Maturity
  Treasury Fund           0.00%             0.00%             0.00%             0.00%             0.48%             2.68%
-----------------------------------------------------------------------------------------------------------------------------
MONEY MARKET
  UNDERLYING FUNDS
Liquid Assets
  Portfolio               0.00%             0.00%             0.00%             0.00%             0.60%             3.35%
-----------------------------------------------------------------------------------------------------------------------------
TOTAL                      100%              100%              100%              100%              100%              100%
-----------------------------------------------------------------------------------------------------------------------------



Note: Target fund weightings are rounded to the nearest hundredths and may not add to 100% due to rounding. See Statement of Additional Information for exact target weightings.

    Each fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. Each fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. A fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect a fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of a fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, a fund may not achieve its investment objective.
    Once the asset allocation of each of AIM Independence 2010 Fund, AIM Independence 2020 Fund, AIM Independence 2030 Fund, AIM Independence 2040 Fund and AIM Independence 2050 Fund (each, a target date fund) has become similar to the asset allocation of the AIM Independence Now Fund, the Board of Trustees may approve combining each such target date fund with the AIM Independence Now Fund if they determine that such a combination is in the best interests of the target date fund's shareholders. Such a combination will result in the shareholders

           ---------------------------------------------------------
            INDEPENDENCE NOW - INDEPENDENCE 2010 - INDEPENDENCE 2020
           INDEPENDENCE 2030 - INDEPENDENCE 2040 - INDEPENDENCE 2050
           ---------------------------------------------------------

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (CONTINUED)
--------------------------------------------------------------------------------

of the target date fund owning shares of AIM Independence Now Fund rather than their target date fund. The advisor expects such a combination to occur within three years after a target date fund's target retirement date, as indicated in its name. Shareholders of the target date funds do not have the power to vote on whether to approve these combinations, although they will be provided with advance notice in writing of any combination affecting their target date funds.
    The following chart displays how the advisor expects the assets allocations for the funds to change as their target retirement dates approach. The actual asset allocations for the funds may differ from those shown in the chart below.

                                    (CHART)

    The following table is intended to help investors select an appropriate fund in which to invest, based upon their target retirement date.

TARGET RETIREMENT DATE                                                   FUND
----------------------                                                   ----
Retire before 2010                                            AIM Independence Now Fund
2010 - 2014                                                   AIM Independence 2010 Fund
2015 - 2024                                                   AIM Independence 2020 Fund
2025 - 2034                                                   AIM Independence 2030 Fund
2035 - 2044                                                   AIM Independence 2040 Fund
2045 - 2054                                                   AIM Independence 2050 Fund

RISKS

RISKS RELATED TO ALL FUNDS

The principal risks of investing in the funds are:
    Fund of Funds Risk--Each fund pursues its investment objective by investing its assets in underlying funds rather than investing directly in stocks, bonds, cash or other investments. Each fund's investment performance depends on the investment performance of the underlying funds in which it invests. An investment in a fund, because it is a fund of funds, is subject to the risks associated with investments in the underlying funds in which the fund invests. Each fund will indirectly pay a proportional share of the asset-based fees of the underlying funds in which it invests.
    There is a risk that the advisor's evaluations and assumptions regarding a fund's broad asset classes or the underlying funds in which a fund invests may be incorrect based on actual market conditions. In addition, at times the segment of the market represented by an underlying fund may be out of favor and under perform other segments (e.g. growth stocks). There is a risk that a fund will vary from the target weightings in the underlying funds due to factors such as market fluctuations. There can be no assurance that the underlying funds will achieve their investment objectives, and the performance of the underlying funds may be lower than the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the fund. If that were to occur, a fund might be forced to withdraw its investment from the underlying fund at a time that is unfavorable to the fund.
    The advisor has the ability to select and substitute the underlying funds in which the funds invest, and may be subject to potential conflicts of interest in selecting underlying funds because the advisor and/or PowerShares Capital, the advisor for PowerShares ETFs and an affiliate of the advisor, may receive higher fees from certain underlying funds than others. However, as a fiduciary to each fund, the advisor is required to act in the funds' best interest when selecting underlying funds.
    Exchange-Traded Funds Risk--An investment by a fund in PowerShares ETFs generally presents the same primary risks as an investment in an AIM mutual fund. In addition, PowerShares ETFs may be subject to the following risks that do not apply to AIM mutual funds: (i) the market price of

           ---------------------------------------------------------
            INDEPENDENCE NOW - INDEPENDENCE 2010 - INDEPENDENCE 2020
           INDEPENDENCE 2030 - INDEPENDENCE 2040 - INDEPENDENCE 2050
           ---------------------------------------------------------

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (CONTINUED)
--------------------------------------------------------------------------------

a PowerShares ETF's shares may trade above or below their net asset value; (ii) an active trading market for a PowerShares ETF's shares may not develop or be maintained; (iii) trading of a PowerShares ETF's shares may be halted if the listing exchange's officials deem such action appropriate; (iv) PowerShares ETFs are not actively managed and may not fulfill their objective of tracking the performance of the index they seek to track; (v) PowerShares ETFs would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the PowerShares ETF seeks to track, and (vi) the value of an investment in PowerShares ETFs will decline, more or less, in correlation with any decline in the value of the index they seek to track.
    In addition, a significant percentage of certain PowerShares ETFs may be comprised of issuers in a single industry or sector of the economy. If the PowerShares ETF is focused on an industry or sector, it may present more risks than if it were broadly diversified over numerous industries or sectors of the economy.
    Because each fund is a fund of funds, each fund is subject to the risks associated with the underlying funds in which it invests. The risks of an investment in the underlying funds are set forth below:

AIM INDEPENDENCE NOW FUND


    Market Risk--The prices of securities held by the underlying funds may decline in response to certain events, including those directly involving the companies whose securities are owned by the underlying funds; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.


    Market Capitalization Risk--Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. Small and mid-sized companies tend to be more vulnerable to adverse developments and more volatile than larger companies. Investments in small and mid-sized companies may involve special risks, including those associated with dependence on a small management group, little or no operating history, little or no track record of success, and limited product lines, markets and financial resources. Also, there may be less publicly available information about the issuers of the securities or less market interest in such securities than in the case of larger companies, each of which can cause significant price volatility. The securities of small and mid-sized companies may be illiquid, restricted as to resale, or may trade less frequently and in smaller volume than more widely held securities, which may make it difficult for an underling fund to establish or close out a position in these securities at prevailing market prices.


    Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its prices, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality may result in bankruptcy for the issuer and permanent loss of investment.


    Foreign Securities Risk--The dollar value of an underlying fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of an underlying fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors


    Derivatives Risk--The value of "derivatives"--so-called because their value "derives" from the value of an underlying asset (including an underlying security), reference rate or index -- may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. Derivatives may be used to create a synthetic exposure to an underlying asset or to hedge portfolio risk. If the fund uses derivatives to "hedge" a portfolio risk, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the fund's portfolio. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the fund.


    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.


    Interest Rate Risk--Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular bond, the greater is its prices sensitivity to interest rate changes. Similarly, a longer duration portfolio of securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.


    Leverage Risk--If the fund borrows money to finance investments, it is engaging in a practice known as "leveraging." Leveraging may result from ordinary borrowings, or may be inherent in the structure of certain fund investments such as derivatives. If the prices of those investments decrease, or if the cost of borrowing exceeds any increases in the prices of those investments, the net asset value of the fund's shares will decrease faster than

           ---------------------------------------------------------
            INDEPENDENCE NOW - INDEPENDENCE 2010 - INDEPENDENCE 2020
           INDEPENDENCE 2030 - INDEPENDENCE 2040 - INDEPENDENCE 2050
           ---------------------------------------------------------

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (CONTINUED)
--------------------------------------------------------------------------------


if the fund had not used leverage. To repay borrowings, the fund may have to sell investments at a time and at a price that is unfavorable to the fund. Interest on borrowings is an expense the fund would not otherwise incur. There can be no assurance that the fund will use leverage or should the fund use leverage, that the fund's leverage strategy will be successful.


    Active Trading Risk--Certain of the funds may engage in active and frequent trading of portfolio securities to achieve their investment objective. If an underlying fund does trade in this way, it may incur increased costs, which can lower the actual return of the underlying fund. Active trading may also increase short term gains and losses, which may affect the taxes that must be paid.


    U.S. Government Obligations Risk--The fund invests in obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issue to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association; (iii) supported by the discretionary authority for the U.S. Government to purchase the issuer's obligation, such as those of the former Student Loan Marketing Association; or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to the U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.


    High-Coupon U.S. Government Agency Mortgage-Backed Securities Risk--These provide a higher coupon at the time of purchase than current prevailing market interest rates. The fund may purchase such securities at a premium. If these securities experience a faster principal prepayment rate than expected, both the market value of and income from such securities will decrease. The prices of high-coupon U.S. Government agency mortgage-backed securities fall more slowly when interest rates rise than do prices of traditional fixed-rate securities. Some of the securities purchased by the fund are not guaranteed by the U.S. Government. The issuer of a security may default or otherwise by unable to honor a financial obligation.


    Reinvestment Risk--Reinvestment risk is the risk that a bond's cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond. If interest rates decline, the underlying bond may rise in value, but the cash flows received from that bond may have to be invested at a lower interest rate.


    Dollar Roll Transaction Risk--In a dollar roll transaction, the fund sells a mortgage-backed security held by the fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. Dollar roll transactions involve the risk that the market value of the securities retained by the fund may decline below the price of the securities that the fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files bankruptcy or becomes insolvent, the fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the fund's obligation to repurchase the securities.


    Reverse Repurchase Agreement Risk--Reverse repurchase agreements are agreements that involve the sale by the fund of securities to financial institutions such as banks and broker-dealers, with an agreement that the fund will repurchase the securities at an agreed upon price and date. Reverse repurchase agreements involve the risk that the market value of securities to be purchased by the fund may decline below the price at which the fund is obligated to repurchase the securities, or that the other party may default on its obligation, so that the fund is delayed or prevented from completing the transaction. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the fund's obligation to repurchase the securities.


    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.


AIM INDEPENDENCE 2010 FUND


    Market Risk--The prices of securities held by the underlying funds may decline in response to certain events, including those directly involving the companies whose securities are owned by the underlying funds; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.


    Market Capitalization Risk--Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. Small and mid-sized companies tend to be more vulnerable to adverse developments and more volatile than larger companies. Investments in small and mid-sized companies may involve special risks, including those associated with dependence on a small management group, little or no operating history, little or no track record of success, and limited product lines, markets and financial resources. Also, there may be less publicly available information about the issuers of the securities or less market interest in such securities than in the case of larger companies, each of which can cause significant price volatility. The securities of small and mid-sized companies may be illiquid, restricted as to resale, or may trade less frequently and in smaller volume than more widely held securities, which may make it difficult for an underling fund to establish or close out a position in these securities at prevailing market prices.

           ---------------------------------------------------------
            INDEPENDENCE NOW - INDEPENDENCE 2010 - INDEPENDENCE 2020
           INDEPENDENCE 2030 - INDEPENDENCE 2040 - INDEPENDENCE 2050
           ---------------------------------------------------------

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (CONTINUED)
--------------------------------------------------------------------------------


    Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its prices, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality may result in bankruptcy for the issuer and permanent loss of investment.


    Foreign Securities Risk--The dollar value of an underlying fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of an underlying fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.


    Derivatives Risk--The value of "derivatives"--so-called because their value "derives" from the value of an underlying asset (including an underlying security), reference rate or index--may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. Derivatives may be used to create a synthetic exposure to an underlying asset or to hedge portfolio risk. If the fund uses derivatives to "hedge" a portfolio risk, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the fund's portfolio. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the fund.


    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.


    Interest Rate Risk--Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular bond, the greater is its prices sensitivity to interest rate changes. Similarly, a longer duration portfolio of securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.


    Leverage Risk--If the fund borrows money to finance investments, it is engaging in a practice known as "leveraging." Leveraging may result from ordinary borrowings, or may be inherent in the structure of certain fund investments such as derivatives. If the prices of those investments decrease, or if the cost of borrowing exceeds any increases in the prices of those investments, the net asset value of the fund's shares will decrease faster than if the fund had not used leverage. To repay borrowings, the fund may have to sell investments at a time and at a price that is unfavorable to the fund. Interest on borrowings is an expense the fund would not otherwise incur. There can be no assurance that the fund will use leverage or should the fund use leverage, that the fund's leverage strategy will be successful.


    Active Trading Risk--Certain of the funds may engage in active and frequent trading of portfolio securities to achieve their investment objective. If an underlying fund does trade in this way, it may incur increased costs, which can lower the actual return of the underlying fund. Active trading may also increase short term gains and losses, which may affect the taxes that must be paid.


    U.S. Government Obligations Risk--The fund invests in obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issue to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association; (iii) supported by the discretionary authority for the U.S. Government to purchase the issuer's obligation, such as those of the former Student Loan Marketing Association; or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to the U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.


    High-Coupon U.S. Government Agency Mortgage-Backed Securities Risk--These provide a higher coupon at the time of purchase than current prevailing market interest rates. The fund may purchase such securities at a premium. If these securities experience a faster principal prepayment rate than expected, both the market value of and income from such securities will decrease. The prices of high-coupon U.S. Government agency mortgage-backed securities fall more slowly when interest rates rise than do prices of traditional fixed-rate securities. Some of the securities purchased by the fund are not guaranteed by the U.S. Government. The issuer of a security may default or otherwise by unable to honor a financial obligation.


    Reinvestment Risk--Reinvestment risk is the risk that a bond's cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond. If interest rates decline, the underlying bond may rise in value, but the cash flows received from that bond may have to be invested at a lower interest rate.

           ---------------------------------------------------------
            INDEPENDENCE NOW - INDEPENDENCE 2010 - INDEPENDENCE 2020
           INDEPENDENCE 2030 - INDEPENDENCE 2040 - INDEPENDENCE 2050
           ---------------------------------------------------------

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (CONTINUED)
--------------------------------------------------------------------------------


    Dollar Roll Transaction Risk--In a dollar roll transaction, the fund sells a mortgage-backed security held by the fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. Dollar roll transactions involve the risk that the market value of the securities retained by the fund may decline below the price of the securities that the fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files bankruptcy or becomes insolvent, the fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the fund's obligation to repurchase the securities.


    Reverse Repurchase Agreement Risk--Reverse repurchase agreements are agreements that involve the sale by the fund of securities to financial institutions such as banks and broker-dealers, with an agreement that the fund will repurchase the securities at an agreed upon price and date. Reverse repurchase agreements involve the risk that the market value of securities to be purchased by the fund may decline below the price at which the fund is obligated to repurchase the securities, or that the other party may default on its obligation, so that the fund is delayed or prevented from completing the transaction. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the fund's obligation to repurchase the securities.


    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.


AIM INDEPENDENCE 2020 FUND


    Market Risk--The prices of securities held by the underlying funds may decline in response to certain events, including those directly involving the companies whose securities are owned by the underlying funds; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.


    Market Capitalization Risk--Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. Small and mid-sized companies tend to be more vulnerable to adverse developments and more volatile than larger companies. Investments in small and mid-sized companies may involve special risks, including those associated with dependence on a small management group, little or no operating history, little or no track record of success, and limited product lines, markets and financial resources. Also, there may be less publicly available information about the issuers of the securities or less market interest in such securities than in the case of larger companies, each of which can cause significant price volatility. The securities of small and mid-sized companies may be illiquid, restricted as to resale, or may trade less frequently and in smaller volume than more widely held securities, which may make it difficult for an underling fund to establish or close out a position in these securities at prevailing market prices.


    Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its prices, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality may result in bankruptcy for the issuer and permanent loss of investment.


    Foreign Securities Risk--The dollar value of an underlying fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of an underlying fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.


    Derivatives Risk--The value of "derivatives"--so-called because their value "derives" from the value of an underlying asset (including an underlying security), reference rate or index--may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. Derivatives may be used to create a synthetic exposure to an underlying asset or to hedge portfolio risk. If the fund uses derivatives to "hedge" a portfolio risk, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the fund's portfolio. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the fund.


    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.


    Interest Rate Risk--Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular bond, the greater is its prices sensitivity to interest rate changes. Similarly, a longer duration portfolio of securities has greater price sensitivity. Duration is determined by a

           ---------------------------------------------------------
            INDEPENDENCE NOW - INDEPENDENCE 2010 - INDEPENDENCE 2020
           INDEPENDENCE 2030 - INDEPENDENCE 2040 - INDEPENDENCE 2050
           ---------------------------------------------------------

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (CONTINUED)
--------------------------------------------------------------------------------


number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.


    High Yield Risk--High yield risk is a form of credit risk. High yield bonds or "junk bonds" are bonds rated below investment grade or deemed to be of comparable quality. They are considered to be speculative investments with greater risk of failure to make timely payment of interest and principal (to default on their contractual obligations) than their investment grade counterparts. High yield bonds may exhibit increased price sensitivity and reduced liquidity generally and particularly during times of economic downturn or volatility in the capital markets.


    Developing Markets Securities Risk--The risk associated with investments in foreign securities may affect the value of securities issued by foreign companies located in developing countries more than those in countries with more mature economies. For example, many developing countries, in the past, have experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.


    Leverage Risk--If the fund borrows money to finance investments, it is engaging in a practice known as "leveraging." Leveraging may result from ordinary borrowings, or may be inherent in the structure of certain fund investments such as derivatives. If the prices of those investments decrease, or if the cost of borrowing exceeds any increases in the prices of those investments, the net asset value of the fund's shares will decrease faster than if the fund had not used leverage. To repay borrowings, the fund may have to sell investments at a time and at a price that is unfavorable to the fund. Interest on borrowings is an expense the fund would not otherwise incur. There can be no assurance that the fund will use leverage or should the fund use leverage, that the fund's leverage strategy will be successful.


    Active Trading Risk--Certain of the funds may engage in active and frequent trading of portfolio securities to achieve their investment objective. If an underlying fund does trade in this way, it may incur increased costs, which can lower the actual return of the underlying fund. Active trading may also increase short term gains and losses, which may affect the taxes that must be paid.


    U.S. Government Obligations Risk--The fund invests in obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issue to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association; (iii) supported by the discretionary authority for the U.S. Government to purchase the issuer's obligation, such as those of the former Student Loan Marketing Association; or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to the U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.


    High-Coupon U.S. Government Agency Mortgage-Backed Securities Risk--These provide a higher coupon at the time of purchase than current prevailing market interest rates. The fund may purchase such securities at a premium. If these securities experience a faster principal prepayment rate than expected, both the market value of and income from such securities will decrease. The prices of high-coupon U.S. Government agency mortgage-backed securities fall more slowly when interest rates rise than do prices of traditional fixed-rate securities. Some of the securities purchased by the fund are not guaranteed by the U.S. Government. The issuer of a security may default or otherwise by unable to honor a financial obligation.


    Reinvestment Risk--Reinvestment risk is the risk that a bond's cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond. If interest rates decline, the underlying bond may rise in value, but the cash flows received from that bond may have to be invested at a lower interest rate.


    Dollar Roll Transaction Risk--In a dollar roll transaction, the fund sells a mortgage-backed security held by the fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. Dollar roll transactions involve the risk that the market value of the securities retained by the fund may decline below the price of the securities that the fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files bankruptcy or becomes insolvent, the fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the fund's obligation to repurchase the securities.


    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.


AIM INDEPENDENCE 2030 FUND


    Market Risk--The prices of securities held by the underlying funds may decline in response to certain events, including those directly involving the companies whose securities are owned by the underlying funds; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.


    Market Capitalization Risk--Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. Small and mid-sized companies tend to be more vulnerable to adverse developments and more volatile than larger companies. Investments in small and mid-sized companies may

           ---------------------------------------------------------
            INDEPENDENCE NOW - INDEPENDENCE 2010 - INDEPENDENCE 2020
           INDEPENDENCE 2030 - INDEPENDENCE 2040 - INDEPENDENCE 2050
           ---------------------------------------------------------

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (CONTINUED)
--------------------------------------------------------------------------------


involve special risks, including those associated with dependence on a small management group, little or no operating history, little or no track record of success, and limited product lines, markets and financial resources. Also, there may be less publicly available information about the issuers of the securities or less market interest in such securities than in the case of larger companies, each of which can cause significant price volatility. The securities of small and mid-sized companies may be illiquid, restricted as to resale, or may trade less frequently and in smaller volume than more widely held securities, which may make it difficult for an underling fund to establish or close out a position in these securities at prevailing market prices.


    Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its prices, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality may result in bankruptcy for the issuer and permanent loss of investment.


    Foreign Securities Risk--The dollar value of an underlying fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of an underlying fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.


    Derivatives Risk--The value of "derivatives"--so-called because their value "derives" from the value of an underlying asset (including an underlying security), reference rate or index--may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. Derivatives may be used to create a synthetic exposure to an underlying asset or to hedge portfolio risk. If the fund uses derivatives to "hedge" a portfolio risk, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the fund's portfolio. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the fund.


    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.


    Interest Rate Risk--Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular bond, the greater is its prices sensitivity to interest rate changes. Similarly, a longer duration portfolio of securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.


    High Yield Risk--High yield risk is a form of credit risk. High yield bonds or "junk bonds" are bonds rated below investment grade or deemed to be of comparable quality. They are considered to be speculative investments with greater risk of failure to make timely payment of interest and principal (to default on their contractual obligations) than their investment grade counterparts. High yield bonds may exhibit increased price sensitivity and reduced liquidity generally and particularly during times of economic downturn or volatility in the capital markets.


    Developing Markets Securities Risk--The risk associated with investments in foreign securities may affect the value of securities issued by foreign companies located in developing countries more than those in countries with more mature economies. For example, many developing countries, in the past, have experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.


    Leverage Risk--The use of derivatives may give rise to a form of leverage. Leverage may cause the fund's portfolio to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities held by a fund.


    Active Trading Risk--Certain of the funds may engage in active and frequent trading of portfolio securities to achieve their investment objective. If an underlying fund does trade in this way, it may incur increased costs, which can lower the actual return of the underlying fund. Active trading may also increase short term gains and losses, which may affect the taxes that must be paid.


    U.S. Government Obligations Risk--The fund invests in obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issue to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association; (iii) supported by the discretionary authority for the U.S. Government to purchase the issuer's obligation, such as those of the former Student Loan Marketing Association; or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to the U.S. Government

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            INDEPENDENCE NOW - INDEPENDENCE 2010 - INDEPENDENCE 2020
           INDEPENDENCE 2030 - INDEPENDENCE 2040 - INDEPENDENCE 2050
           ---------------------------------------------------------

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (CONTINUED)
--------------------------------------------------------------------------------


sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.


    High-Coupon U.S. Government Agency Mortgage-Backed Securities Risk--These provide a higher coupon at the time of purchase than current prevailing market interest rates. The fund may purchase such securities at a premium. If these securities experience a faster principal prepayment rate than expected, both the market value of and income from such securities will decrease. The prices of high-coupon U.S. Government agency mortgage-backed securities fall more slowly when interest rates rise than do prices of traditional fixed-rate securities. Some of the securities purchased by the fund are not guaranteed by the U.S. Government. The issuer of a security may default or otherwise by unable to honor a financial obligation.


    Convertible Securities Risk--The values of convertible securities in which an underlying fund may invest will be affected by market interest rates, the risk that the issue may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, because these types of securities pay fixed interest and dividends, their value may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and a price that is unfavorable to the underlying fund.


    Reinvestment Risk--Reinvestment risk is the risk that a bond's cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond. If interest rates decline, the underlying bond may rise in value, but the cash flows received from that bond may have to be invested at a lower interest rate.


    Dollar Roll Transaction Risk--In a dollar roll transaction, the fund sells a mortgage-backed security held by the fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. Dollar roll transactions involve the risk that the market value of the securities retained by the fund may decline below the price of the securities that the fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files bankruptcy or becomes insolvent, the fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the fund's obligation to repurchase the securities.


    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.


AIM INDEPENDENCE 2040 FUND


    Market Risk--The prices of securities held by the underlying funds may decline in response to certain events, including those directly involving the companies whose securities are owned by the underlying funds; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.


    Market Capitalization Risk--Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. Small and mid-sized companies tend to be more vulnerable to adverse developments and more volatile than larger companies. Investments in small and mid-sized companies may involve special risks, including those associated with dependence on a small management group, little or no operating history, little or no track record of success, and limited product lines, markets and financial resources. Also, there may be less publicly available information about the issuers of the securities or less market interest in such securities than in the case of larger companies, each of which can cause significant price volatility. The securities of small and mid-sized companies may be illiquid, restricted as to resale, or may trade less frequently and in smaller volume than more widely held securities, which may make it difficult for an underling fund to establish or close out a position in these securities at prevailing market prices.


    Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its prices, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality may result in bankruptcy for the issuer and permanent loss of investment.


    Foreign Securities Risk--The dollar value of an underlying fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of an underlying fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.


    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

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            INDEPENDENCE NOW - INDEPENDENCE 2010 - INDEPENDENCE 2020
           INDEPENDENCE 2030 - INDEPENDENCE 2040 - INDEPENDENCE 2050
           ---------------------------------------------------------

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (CONTINUED)
--------------------------------------------------------------------------------


    Interest Rate Risk--Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular bond, the greater is its prices sensitivity to interest rate changes. Similarly, a longer duration portfolio of securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.


    High Yield Risk--High yield risk is a form of credit risk. High yield bonds or "junk bonds" are bonds rated below investment grade or deemed to be of comparable quality. They are considered to be speculative investments with greater risk of failure to make timely payment of interest and principal (to default on their contractual obligations) than their investment grade counterparts. High yield bonds may exhibit increased price sensitivity and reduced liquidity generally and particularly during times of economic downturn or volatility in the capital markets.


    Developing Markets Securities Risk--The risk associated with investments in foreign securities may affect the value of securities issued by foreign companies located in developing countries more than those in countries with more mature economies. For example, many developing countries, in the past, have experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.


    Leverage Risk--If the fund borrows money to finance investments, it is engaging in a practice known as "leveraging." Leveraging may result from ordinary borrowings, or may be inherent in the structure of certain fund investments such as derivatives. If the prices of those investments decrease, or if the cost of borrowing exceeds any increases in the prices of those investments, the net asset value of the fund's shares will decrease faster than if the fund had not used leverage. To repay borrowings, the fund may have to sell investments at a time and at a price that is unfavorable to the fund. Interest on borrowings is an expense the fund would not otherwise incur. There can be no assurance that the fund will use leverage or should the fund use leverage, that the fund's leverage strategy will be successful.


    Active Trading Risk--Certain of the funds may engage in active and frequent trading of portfolio securities to achieve their investment objective. If an underlying fund does trade in this way, it may incur increased costs, which can lower the actual return of the underlying fund. Active trading may also increase short term gains and losses, which may affect the taxes that must be paid.


    Convertible Securities Risk--The values of convertible securities in which an underlying fund may invest will be affected by market interest rates, the risk that the issue may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, because these types of securities pay fixed interest and dividends, their value may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and a price that is unfavorable to the underlying fund.


    Reinvestment Risk--Reinvestment risk is the risk that a bond's cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond. If interest rates decline, the underlying bond may rise in value, but the cash flows received from that bond may have to be invested at a lower interest rate.


    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.


AIM INDEPENDENCE 2050 FUND


    Market Risk--The prices of securities held by the underlying funds may decline in response to certain events, including those directly involving the companies whose securities are owned by the underlying funds; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.


    Market Capitalization Risk--Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. Small and mid-sized companies tend to be more vulnerable to adverse developments and more volatile than larger companies. Investments in small and mid-sized companies may involve special risks, including those associated with dependence on a small management group, little or no operating history, little or no track record of success, and limited product lines, markets and financial resources. Also, there may be less publicly available information about the issuers of the securities or less market interest in such securities than in the case of larger companies, each of which can cause significant price volatility. The securities of small and mid-sized companies may be illiquid, restricted as to resale, or may trade less frequently and in smaller volume than more widely held securities, which may make it difficult for an underling fund to establish or close out a position in these securities at prevailing market prices.


    Foreign Securities Risk--The dollar value of an underlying fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of an underlying fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about

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            INDEPENDENCE NOW - INDEPENDENCE 2010 - INDEPENDENCE 2020
           INDEPENDENCE 2030 - INDEPENDENCE 2040 - INDEPENDENCE 2050
           ---------------------------------------------------------

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (CONTINUED)
--------------------------------------------------------------------------------


foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.
    Developing Markets Securities Risk--The risk associated with investments in foreign securities may affect the value of securities issued by foreign companies located in developing countries more than those in countries with more mature economies. For example, many developing countries, in the past, have experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.


    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.


    Convertible Securities Risk--The values of convertible securities in which an underlying fund may invest will be affected by market interest rates, the risk that the issue may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, because these types of securities pay fixed interest and dividends, their value may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and a price that is unfavorable to the underlying fund.



DISCLOSURE OF PORTFOLIO HOLDINGS

--------------------------------------------------------------------------------

Each fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for each fund is available at http://www.invescoaim.com. To reach this information, access a fund's overview page on the website. Links to the following fund information are located in the upper right side of this website page:

---------------------------------------------------------------------------------------------------------------------------------
                                                    APPROXIMATE DATE OF                          INFORMATION REMAINS
INFORMATION                                           WEBSITE POSTING                             POSTED ON WEBSITE
---------------------------------------------------------------------------------------------------------------------------------
 Top ten holdings as of month-end        15 days after month-end                      Until posting of the following month's top
                                                                                      ten holdings
---------------------------------------------------------------------------------------------------------------------------------
 Complete portfolio holdings as of       30 days after calendar quarter-end           For one year
 calendar quarter-end
---------------------------------------------------------------------------------------------------------------------------------

A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio holdings is available in the funds' Statement of Additional Information, which is available at http://www.invescoaim.com.

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS


Invesco Aim Advisors, Inc. serves as the funds' investment advisor and manages the investment operations of the funds and has agreed to perform or arrange for the performance of the funds' day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the funds, encompassing a broad range of investment objectives.


    The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the funds and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the funds:

    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at Bleichstrasse 60-62, Frankfurt, Germany 60313, which has acted as an investment advisor since 1998.
    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.
    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.
    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.
    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at One Midtown Plaza, 1360 Peachtree Street, N.E., Suite 100, Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.
    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.
    Invesco Institutional (N.A.), Inc. (Invesco Institutional), located at One Midtown Plaza, 1360 Peachtree Street, N.E., Suite 100, Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.

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            INDEPENDENCE NOW - INDEPENDENCE 2010 - INDEPENDENCE 2020
           INDEPENDENCE 2030 - INDEPENDENCE 2040 - INDEPENDENCE 2050
           ---------------------------------------------------------

FUND MANAGEMENT (CONTINUED)
--------------------------------------------------------------------------------

    Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.

    AIM Funds Management Inc. (AFMI), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1994. AFMI anticipates changing its name to Invesco Trimark Investment Management Inc. on or prior to December 31, 2008.


    AIM Floating Rate Fund, one of the underlying funds of AIM Independence Now Fund, AIM Independence 2010 Fund and AIM Independence 2020 Fund, along with numerous unrelated funds and financial institutions, has been named as a defendant in two private civil lawsuits filed in the United States Bankruptcy Court, Southern District of New York. (Enron Corp. v. J.P.Morgan Securities, Inc., et al., Case No. 01-16034 (AJG) and Adelphia Communications Corp. and its Affiliate Debtors in Possession and Official Committee of Unsecured Creditors of Adelphia v. Bank of America, individually and as Agent for various Banks Party to Credit Agreements, et. al., Case No. 02-41729). These lawsuits seek, respectively, avoidance of certain payments made by Enron Corp. and avoidance of certain loans of Adelphia Communications Corp. The Enron lawsuit alleges that payments made to the fund and other creditors to prepay and/or redeem certain commercial paper prior to its maturity were preferential transfers. The amount sought to be recovered from the fund in the Enron lawsuit is the aggregate amount of the repurchases of Enron's commercial paper from the fund during the 90 days prior to the filing by Enron of a bankruptcy petition (approximately $10 million) plus interest and Enron's court costs. The Adelphia lawsuit alleges that the purchasers of Adelphia's bank debt knew, or should have known, that the loan proceeds would not benefit Adelphia, but instead would be used to enrich Adelphia insiders. The amount sought to be recovered from the fund in the Adelphia lawsuit is not specified in such lawsuit. Adelphia has also filed a bankruptcy petition. Accordingly, any recoveries by the plaintiffs in these lawsuits may result in a corresponding claim against the respective bankruptcy estate, which may be paid in part through distributions under a plan of reorganization to the extent the claim is allowed under such plan.

    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.
    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.
    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

The advisor does not receive a management fee from the funds.

    Invesco Aim, not the fund, pays sub-advisory fees, in any.


    A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement of the funds is available in the funds' most recent report to shareholders for the six-month period ended June 30.


PORTFOLIO MANAGER

The funds are not actively managed, however, Gary K. Wendler, Director of Product Line Strategy and Investment Services for an affiliate of the advisor, assisted by a group of research professionals, determines the asset class allocation, underlying fund selections and target weightings for the funds. He has been responsible for the funds since their inception in 2007 and has been associated with the advisor and/or its affiliates since 1995.
    The underlying funds are index exchange-traded funds managed by an investment professional or mutual funds actively managed by investment professionals.
    The funds' Statement of Additional Information provides additional information about the portfolio manager's investments in the funds, a description of his compensation structure, and information regarding other accounts he manages.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of the funds are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "General Information--Initial Sales Charges (Class A Shares
Only)" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to a contingent deferred sales charge. Purchases of Class B and Class C shares are subject to a contingent deferred

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            INDEPENDENCE NOW - INDEPENDENCE 2010 - INDEPENDENCE 2020
           INDEPENDENCE 2030 - INDEPENDENCE 2040 - INDEPENDENCE 2050
           ---------------------------------------------------------

sales charge. Certain purchases of Class R shares may be subject to a deferred sales charge. For more information on contingent deferred sales charges, see "General Information--Contingent Deferred Sales Charges (CDSCs)" section of this prospectus.

DIVIDENDS AND DISTRIBUTIONS

Each of the funds expect that its distributions, if any, will consist of both capital gains and ordinary income.

DIVIDENDS

AIM Independence Now Fund generally declares and pays dividends, if any, quarterly. AIM Independence 2010 Fund, AIM Independence 2020 Fund, AIM Independence 2030 Fund, AIM Independence 2040 Fund and AIM Independence 2050 Fund generally declare and pay dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS


The funds generally distribute long-term and short-term capital gains, if any, annually, but may declare and pay capital gains distributions more than once per year as permitted by law.

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           INDEPENDENCE 2030 - INDEPENDENCE 2040 - INDEPENDENCE 2050
           ---------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand each fund's financial performance. Certain information reflects financial results for a single fund share.
    The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each fund (assuming reinvestment of all dividends and distributions).

    This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each fund's financial statements, is included in the fund's annual report, which is available upon request.


AIM INDEPENDENCE NOW FUND



                                                              CLASS A       CLASS B    CLASS C    CLASS R
                                                              -------       -------    -------    -------
                                                                 JANUARY 31, 2007 (COMMENCEMENT DATE)
                                                                         TO DECEMBER 31, 2007
                                                              -------------------------------------------
Net asset value, beginning of period                          $10.02        $10.02     $10.02     $10.02
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                      0.41          0.34       0.34       0.39
---------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)       (0.07)        (0.06)     (0.06)     (0.07)
=========================================================================================================
    Total from investment operations                            0.34          0.28       0.28       0.32
=========================================================================================================
Less distributions:
  Dividends from net investment income                         (0.54)        (0.47)     (0.47)     (0.52)
---------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.04)        (0.04)     (0.04)     (0.04)
=========================================================================================================
    Total distributions                                        (0.58)        (0.51)     (0.51)     (0.56)
=========================================================================================================
Net asset value, end of period                                $ 9.78        $ 9.79     $ 9.79     $ 9.78
_________________________________________________________________________________________________________
=========================================================================================================
Total return(b)                                                 3.47%         2.79%      2.79%      3.21%
_________________________________________________________________________________________________________
=========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $  807        $  309     $   75     $   53
_________________________________________________________________________________________________________
=========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements(c)             0.41%         1.16%      1.16%      0.66%
---------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements(c)         28.75%        29.50%     29.50%     29.00%
=========================================================================================================
Estimated acquired fund fees from underlying funds(d)           0.68%         0.68%      0.68%      0.68%
=========================================================================================================
Ratio of net investment income to average net assets(c)         4.41%         3.66%      3.66%      4.16%
_________________________________________________________________________________________________________
=========================================================================================================
Portfolio turnover rate(e)                                        27%           27%        27%        27%
_________________________________________________________________________________________________________
=========================================================================================================


(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $457,891, $178,632, $55,375, $51,389 and $58,624 for Class A, Class B, Class C, Class
    R and Institutional Class shares, respectively.
(d) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

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           INDEPENDENCE 2030 - INDEPENDENCE 2040 - INDEPENDENCE 2050
           ---------------------------------------------------------


FINANCIAL HIGHLIGHTS (CONTINUED)

--------------------------------------------------------------------------------

AIM INDEPENDENCE 2010 FUND



                                                              CLASS A       CLASS B    CLASS C    CLASS R
                                                              -------       -------    -------    -------
                                                                 JANUARY 31, 2007 (COMMENCEMENT DATE)
                                                                         TO DECEMBER 31, 2007
                                                              -------------------------------------------
Net asset value, beginning of period                          $10.02        $10.02     $10.02     $10.02
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                      0.43          0.35       0.35       0.40
---------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)       (0.07)        (0.06)     (0.05)     (0.06)
=========================================================================================================
    Total from investment operations                            0.36          0.29       0.30       0.34
=========================================================================================================
Less distributions:
  Dividends from net investment income                         (0.34)        (0.30)     (0.30)     (0.33)
---------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.02)        (0.02)     (0.02)     (0.02)
=========================================================================================================
    Total distributions                                        (0.36)        (0.32)     (0.32)     (0.35)
=========================================================================================================
Net asset value, end of period                                $10.02        $ 9.99     $10.00     $10.01
_________________________________________________________________________________________________________
=========================================================================================================
Total return(b)                                                 3.65%         2.92%      3.02%      3.41%
_________________________________________________________________________________________________________
=========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,645        $  340     $  431     $  119
_________________________________________________________________________________________________________
=========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements(c)             0.42%         1.17%      1.17%      0.67%
---------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements(c)         16.42%        17.17%     17.17%     16.67%
=========================================================================================================
Estimated acquired fund fees from underlying funds(d)           0.70%         0.70%      0.70%      0.70%
=========================================================================================================
Ratio of net investment income to average net assets(c)         4.50%         3.75%      3.75%      4.25%
_________________________________________________________________________________________________________
=========================================================================================================
Portfolio turnover rate(e)                                        15%           15%        15%        15%
_________________________________________________________________________________________________________
=========================================================================================================


(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $839,688, $201,947, $283,419, $64,445 and $51,554 for Class A, Class B, Class C, Class
    R and Institutional Class shares, respectively.
(d) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

           ---------------------------------------------------------
            INDEPENDENCE NOW - INDEPENDENCE 2010 - INDEPENDENCE 2020
           INDEPENDENCE 2030 - INDEPENDENCE 2040 - INDEPENDENCE 2050
           ---------------------------------------------------------


FINANCIAL HIGHLIGHTS (CONTINUED)

--------------------------------------------------------------------------------

AIM INDEPENDENCE 2020 FUND



                                                              CLASS A       CLASS B    CLASS C    CLASS R
                                                              -------       -------    -------    -------
                                                                 JANUARY 31, 2007 (COMMENCEMENT DATE)
                                                                         TO DECEMBER 31, 2007
                                                              -------------------------------------------
Net asset value, beginning of period                          $10.02        $10.02     $10.02     $10.02
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                      0.41          0.34       0.34       0.38
---------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)       (0.17)        (0.17)     (0.17)     (0.16)
=========================================================================================================
    Total from investment operations                            0.24          0.17       0.17       0.22
=========================================================================================================
Less distributions:
  Dividends from net investment income                         (0.25)        (0.22)     (0.22)     (0.24)
---------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.05)        (0.05)     (0.05)     (0.05)
=========================================================================================================
    Total distributions                                        (0.30)        (0.27)     (0.27)     (0.29)
=========================================================================================================
Net asset value, end of period                                $ 9.96        $ 9.92     $ 9.92     $ 9.95
_________________________________________________________________________________________________________
=========================================================================================================
Total return(b)                                                 2.38%         1.68%      1.68%      2.19%
_________________________________________________________________________________________________________
=========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $2,711        $  940     $  593     $  679
_________________________________________________________________________________________________________
=========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements(c)             0.50%         1.25%      1.25%      0.75%
---------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements(c)         10.04%        10.79%     10.79%     10.29%
=========================================================================================================
Estimated acquired fund fees from underlying funds(d)           0.78%         0.78%      0.78%      0.78%
=========================================================================================================
Ratio of net investment income to average net assets(c)         4.33%         3.58%      3.58%      4.08%
_________________________________________________________________________________________________________
=========================================================================================================
Portfolio turnover rate(e)                                        37%           37%        37%        37%
_________________________________________________________________________________________________________
=========================================================================================================


(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $1,481,116, $540,062, $183,052, $121,013 and $40,377 for Class A, Class B, Class C,
    Class R and Institutional Class shares, respectively.
(d) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

           ---------------------------------------------------------
            INDEPENDENCE NOW - INDEPENDENCE 2010 - INDEPENDENCE 2020
           INDEPENDENCE 2030 - INDEPENDENCE 2040 - INDEPENDENCE 2050
           ---------------------------------------------------------


FINANCIAL HIGHLIGHTS (CONTINUED)

--------------------------------------------------------------------------------

AIM INDEPENDENCE 2030 FUND



                                                              CLASS A       CLASS B    CLASS C    CLASS R
                                                              -------       -------    -------    -------
                                                                 JANUARY 31, 2007 (COMMENCEMENT DATE)
                                                                         TO DECEMBER 31, 2007
                                                              -------------------------------------------
Net asset value, beginning of period                          $10.02        $10.02     $10.02     $10.02
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                      0.34          0.27       0.27       0.32
---------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                (0.14)        (0.13)     (0.13)     (0.15)
=========================================================================================================
    Total from investment operations                            0.20          0.14       0.14       0.17
=========================================================================================================
Less distributions:
  Dividends from net investment income                         (0.28)        (0.24)     (0.24)     (0.26)
---------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.05)        (0.05)     (0.05)     (0.05)
=========================================================================================================
    Total distributions                                        (0.33)        (0.29)     (0.29)     (0.31)
=========================================================================================================
Net asset value, end of period                                $ 9.89        $ 9.87     $ 9.87     $ 9.88
_________________________________________________________________________________________________________
=========================================================================================================
Total return(b)                                                 2.00%         1.42%     1.425%      1.78%
_________________________________________________________________________________________________________
=========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,577        $  756     $  729     $  396
_________________________________________________________________________________________________________
=========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements(c)             0.50%         1.25%      1.25%      0.75%
---------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements(c)         13.53%        14.28%     14.28%     13.78%
=========================================================================================================
Estimated acquired fund fees from underlying funds(d)           0.80%         0.80%      0.80%      0.80%
=========================================================================================================
Ratio of net investment income to average net assets(c)         3.60%         2.85%      2.85%      3.35%
_________________________________________________________________________________________________________
=========================================================================================================
Portfolio turnover rate(e)                                        31%           31%        31%        31%
_________________________________________________________________________________________________________
=========================================================================================================


(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges, if any, and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $902,202, $454,393, $224,363, $114,187 and $40,467, for Class A, Class B, Class C,
    Class R and Institutional Class, respectively.
(d) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

           ---------------------------------------------------------
            INDEPENDENCE NOW - INDEPENDENCE 2010 - INDEPENDENCE 2020
           INDEPENDENCE 2030 - INDEPENDENCE 2040 - INDEPENDENCE 2050
           ---------------------------------------------------------


FINANCIAL HIGHLIGHTS (CONTINUED)

--------------------------------------------------------------------------------

AIM INDEPENDENCE 2040 FUND



                                                              CLASS A       CLASS B    CLASS C    CLASS R
                                                              -------       -------    -------    -------
                                                                 JANUARY 31, 2007 (COMMENCEMENT DATE)
                                                                         TO DECEMBER 31, 2007
                                                              -------------------------------------------
Net asset value, beginning of period                          $10.02        $10.02     $10.02     $10.02
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                      0.31          0.24       0.24       0.28
---------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                (0.13)        (0.13)     (0.13)     (0.13)
=========================================================================================================
    Total from investment operations                            0.18          0.11       0.11       0.15
=========================================================================================================
Less distributions:
  Dividends from net investment income                         (0.28)        (0.24)     (0.24)     (0.26)
---------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.09)        (0.09)     (0.09)     (0.09)
=========================================================================================================
    Total distributions                                        (0.37)        (0.33)     (0.33)     (0.35)
=========================================================================================================
Net asset value, end of period                                $ 9.83        $ 9.80     $ 9.80     $ 9.82
_________________________________________________________________________________________________________
=========================================================================================================
Total return(b)                                                 1.81%         1.15%      1.15%      1.59%
_________________________________________________________________________________________________________
=========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $  901        $  500     $  277     $  153
_________________________________________________________________________________________________________
=========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements(c)             0.54%         1.29%      1.29%      0.79%
---------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements(c)         22.43%        23.18%     23.18%     22.68%
=========================================================================================================
Estimated acquired fund fees from underlying funds(d)           0.81%         0.81%      0.81%      0.81%
=========================================================================================================
Ratio of net investment income to average net assets(c)         3.26%         2.51%      2.51%      3.01%
_________________________________________________________________________________________________________
=========================================================================================================
Portfolio turnover rate(e)                                        20%           20%        20%        20%
_________________________________________________________________________________________________________
=========================================================================================================


(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges, if any, and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $509,497, $304,499, $93,289, $69,535 and $51,819, for Class A, Class B, Class C, Class
    R and Institutional Class, respectively.
(d) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

           ---------------------------------------------------------
            INDEPENDENCE NOW - INDEPENDENCE 2010 - INDEPENDENCE 2020
           INDEPENDENCE 2030 - INDEPENDENCE 2040 - INDEPENDENCE 2050
           ---------------------------------------------------------


FINANCIAL HIGHLIGHTS (CONTINUED)

--------------------------------------------------------------------------------

AIM INDEPENDENCE 2050 FUND



                                                              CLASS A       CLASS B    CLASS C    CLASS R
                                                              -------       -------    -------    -------
                                                                 JANUARY 31, 2007 (COMMENCEMENT DATE)
                                                                         TO DECEMBER 31, 2007
                                                              -------------------------------------------
Net asset value, beginning of period                          $10.02        $10.02     $10.02     $10.02
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                      0.29          0.21       0.21       0.26
---------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                (0.14)        (0.13)     (0.12)     (0.14)
=========================================================================================================
    Total from investment operations                            0.15          0.08       0.09       0.12
=========================================================================================================
Less distributions:
  Dividends from net investment income                         (0.29)        (0.25)     (0.25)     (0.27)
---------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.10)        (0.10)     (0.10)     (0.10)
=========================================================================================================
    Total distributions                                        (0.39)        (0.35)     (0.35)     (0.37)
=========================================================================================================
Net asset value, end of period                                $ 9.78        $ 9.75     $ 9.76     $ 9.77
_________________________________________________________________________________________________________
=========================================================================================================
Total return(b)                                                 1.55%         0.80%      0.90%      1.29%
_________________________________________________________________________________________________________
=========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,177        $  184     $  150     $  151
_________________________________________________________________________________________________________
=========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements(c)             0.54%         1.29%      1.29%      0.79%
---------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements(c)         24.63%        25.38%     25.38%     24.88%
=========================================================================================================
Estimated acquired fund fees from underlying funds(d)           0.82%         0.82%      0.82%      0.82%
=========================================================================================================
Ratio of net investment income to average net assets(c)         3.01%         2.26%      2.26%      2.76%
_________________________________________________________________________________________________________
=========================================================================================================
Portfolio turnover rate(e)                                        20%           20%        20%        20%
_________________________________________________________________________________________________________
=========================================================================================================


(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges, if any, and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $640,741, $112,067, $100,676, $55,112 and $51,828, for Class A, Class B, Class C,
    Class R and Institutional Class, respectively.
(d) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                                  THE AIM FUNDS

General Information

In addition to the fund, Invesco Aim serves as investment advisor to many other mutual funds that are offered to retail investors. The following information is about all the AIM funds that offer retail share classes.

CHOOSING A SHARE CLASS

Each of the funds offer multiple classes of shares. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular class, (ii) the initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to the class, (iii) the 12b-1 fee, if any, paid by the class, and (iv) any services you may receive from a financial intermediary. Please contact your financial advisor to assist you in making your decision. Please refer to the prospectus fee table for more information on the fees and expenses of a particular fund's share classes. In addition to the share classes shown in the chart below, AIM Money Market Fund offers AIM Cash Reserve Shares and AIM Summit Fund offers Class P shares.

                          AIM FUND RETAIL SHARE CLASSES

        CLASS A               CLASS A3                CLASS B               CLASS C               CLASS R           INVESTOR CLASS
---------------------  ---------------------  ---------------------  --------------------- --------------------- -------------------
-    Initial sales     -    No initial sales  -    No initial sales  -    No initial sales -    No initial sales -   No initial
     charge which may       charge                 charge                 charge                charge               sales charge
     be waived or
     reduced

-    Contingent        -    No contingent     -    Contingent        -    Contingent       -    Contingent       -    No contingent
     deferred sales         deferred sales         deferred sales         deferred sales        deferred sales        deferred sales
     charge on certain      charge                 charge on              charge on             charge on             charge
     redemptions                                   redemptions            redemptions           certain
                                                   within six             within one            redemptions
                                                   years                  year(3)

-    12b-1 fee of      -    12b-1 fee of      -    12b-1 fee of      -    12b-1 fee of     -    12b-1 fee of     -    12b-1 fee of
     0.25%(1)               0.25%                  1.00%                  1.00%(4)              0.50%                 0.25%(1)

                       -    Does not convert  -    Converts to Class -    Does not convert -    Does not convert -    Does not
                            to Class A shares      A shares on or         to Class A            to Class A            convert to
                                                   about the end of       shares                shares                Class A shares
                                                   the month which
                                                   is at least eight
                                                   years after the
                                                   date on which
                                                   shares were
                                                   purchased along
                                                   with a pro rata
                                                   portion of
                                                   reinvested
                                                   dividends and
                                                   distributions(2)

-    Generally more    -    Available only    -    Purchase orders   -    Generally more   -    Generally,       -    Generally
     appropriate for        through a limited      limited to amount      appropriate for       available only        closed to new
     long-term              number of funds        less than              short-term            to employee           investors
     investors                                     $100,000               investors             benefit plans

                                                                     -    Purchase orders
                                                                          limited to
                                                                          amounts less
                                                                          than $1,000,000

----------
(1) Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

(2)  Class B shares of AIM Money Market Fund convert to AIM Cash Reserve Shares.

(3) CDSC does not apply to redemption of Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund unless you received Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund through an exchange from Class C shares from another AIM Fund that is still subject to a CDSC.

(4)  Class C shares of AIM Floating Rate Fund have a 12b-1 fee of 0.75%.

SHARE CLASS ELIGIBILITY

CLASS A, A3, B, C AND AIM CASH RESERVE SHARES

Class A, A3, B, C and AIM Cash Reserve Shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and employee benefit plans. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial advisor and any other intermediaries who will be involved in the servicing of your account when choosing a share class.

     Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code (the Code). These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. However, plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

CLASS P SHARES

In addition to the other share classes discussed herein, the AIM Summit Fund offers Class P shares, which were historically sold only through the AIM Summit Investors Plans I and II (each a Plan and, collectively, the Summit Plans). Class P shares are sold with no initial sales charge and have a 12b-1 fee of 0.10%. However, Class P shares are not sold to members of the general public. Only shareholders who had accounts in the Summit Plans at the close of business on December 8, 2006 may purchase Class P shares and only until the total of their combined investments in the Summit Plans and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. For a Plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30 year extended investment option.

MCF-5/08

                                  THE AIM FUNDS

CLASS R SHARES

Class R shares are generally available only to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Code; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.

INVESTOR CLASS SHARES

Some of the funds offer Investor Class shares. Investor Class shares are sold with no initial sales charge and have a maximum 12b-1 fee of 0.25%. Investor Class shares are not sold to members of the general public. Only the following persons may purchase Investor Class shares:

- Investors who established accounts prior to April 1, 2002, in Investor Class shares who have continuously maintained an account in Investor Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons). These investors are referred to as "grandfathered investors."

- Customers of certain financial intermediaries which have had relationships with the funds' distributor or any funds that offered Investor Class shares prior to April 1, 2002, who have continuously maintained such relationships. These intermediaries are referred to as "grandfathered intermediaries."

- Employee benefit plans; provided, however, that retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Code in order to purchase Investor Class shares, unless the plan is considered a grandfathered investor or the account is opened through a grandfathered intermediary. Investor Class shares are generally not available for IRAs, unless the IRA depositor is considered a grandfathered investor or the account is opened through a grandfathered intermediary.

- Any trustee, director, officer or employee of any fund or of Invesco Ltd. or any of its subsidiaries or affiliates, or any employee benefit plan maintained by any of them (this includes any immediate family members of such persons).

DISTRIBUTION AND SERVICE (12B-1) FEES

Except as noted below, each fund has adopted a distribution plan pursuant to SEC Rule 12b-1. A 12b-1 plan allows a fund to pay distribution fees to Invesco Aim Distributors, Inc. (Invesco Aim Distributors) to compensate or reimburse, as applicable, Invesco Aim Distributors for its efforts in connection with the sale and distribution of the fund's shares and for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     The following funds and share classes do not have 12b-1 plans:

-    AIM Tax-Free Intermediate Fund, Class A shares.

-    AIM Money Market Fund, Investor Class shares.

-    AIM Tax-Exempt Cash Fund, Investor Class shares.

-    Premier Portfolio, Investor Class shares.

-    Premier U.S. Government Money Portfolio, Investor Class shares.

-    Premier Tax-Exempt Portfolio, Investor Class shares.

INITIAL SALES CHARGES (CLASS A SHARES ONLY)

The funds are grouped into four categories for determining initial sales charges. The "Other Information" section of each fund's prospectus will tell you the sales charge category in which the fund is classified. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

CATEGORY I INITIAL SALES CHARGES

                                    INVESTOR'S SALES CHARGE
                                    -----------------------
                                     AS A % OF
AMOUNT INVESTED                       OFFERING    AS A % OF
IN A SINGLE TRANSACTION                PRICE     INVESTMENT
-----------------------              ---------   ----------
Less than              $   25,000      5.50%        5.82%
$ 25,000 but less than $   50,000      5.25         5.54
$ 50,000 but less than $  100,000      4.75         4.99
$100,000 but less than $  250,000      3.75         3.90
$250,000 but less than $  500,000      3.00         3.09
$500,000 but less than $1,000,000      2.00         2.04

CATEGORY II INITIAL SALES CHARGES

                                    INVESTOR'S SALES CHARGE
                                    -----------------------
                                     AS A % OF
AMOUNT INVESTED                       OFFERING    AS A % OF
IN A SINGLE TRANSACTION                PRICE     INVESTMENT
-----------------------              ---------   ----------
Less than              $   50,000      4.75%        4.99%
$ 50,000 but less than $  100,000      4.00         4.17
$100,000 but less than $  250,000      3.75         3.90
$250,000 but less than $  500,000      2.50         2.56
$500,000 but less than $1,000,000      2.00         2.04

                                  THE AIM FUNDS

CATEGORY III INITIAL SALES CHARGES

                                    INVESTOR'S SALES CHARGE
                                    -----------------------
                                     AS A % OF
AMOUNT INVESTED                       OFFERING    AS A % OF
IN A SINGLE TRANSACTION                PRICE     INVESTMENT
-----------------------              ---------   ----------
Less than              $  100,000      1.00%        1.01%
$100,000 but less than $  250,000      0.75         0.76
$250,000 but less than $1,000,000      0.50         0.50

CATEGORY IV INITIAL SALES CHARGES

                                    INVESTOR'S SALES CHARGE
                                    -----------------------
                                     AS A % OF
AMOUNT INVESTED                       OFFERING    AS A % OF
IN A SINGLE TRANSACTION                PRICE     INVESTMENT
-----------------------              ---------   ----------
Less than              $  100,000      2.50%        2.56%
$100,000 but less than $  250,000      2.00         2.04
$250,000 but less than $  500,000      1.50         1.52
$500,000 but less than $1,000,000      1.25         1.27

CLASS A SHARES SOLD WITHOUT AN INITIAL SALES CHARGE

Certain categories of investors are permitted to purchase and certain intermediaries are permitted to sell Class A shares of the funds without an initial sales charge because their transactions involve little or no expense. The investors who are entitled to purchase Class A shares without paying an initial sales charge include the following:

- Any current or retired trustee, director, officer or employee of any fund or of Invesco Ltd. or any of its subsidiaries or affiliates, or any foundation, trust or employee benefit plan maintained by any of them (this includes any immediate family members of such persons).

- Any registered representative or employee of any intermediary who has an agreement with Invesco Aim Distributors to sell shares of the funds (this includes any immediate family members of such persons).

- Any investor who purchases their shares through an approved fee-based program (this may include any type of account for which there is some alternative arrangement made between the investor and the intermediary to provide for compensation of the intermediary for services rendered in connection with the sale of the shares and maintenance of the customer relationship).

- Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which Invesco Aim Distributors acts as the prototype sponsor to another retirement plan or individual retirement account for which Invesco Aim Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a fund held through the plan or account.

- Employee benefit plans; provided, however, that they meet at least one of the following requirements:

     a.   the plan has assets of at least $1 million;

     b.   there are at least 100 employees eligible to participate in the plan;
          or

     c. all plan transactions are executed through a single omnibus account per fund; further provided that retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares without paying an initial sales charge based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.

- Any investor who maintains an account in Investor Class shares of a fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons).

-    Qualified Tuition Programs created and maintained in accordance with
     Section 529 of the Code.

-    Insurance company separate accounts.

     No investor will pay an initial sales charge in the following circumstances:

- When buying Class A shares of AIM Tax-Exempt Cash Fund and Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

-    When reinvesting dividends and distributions.

- When exchanging shares of one fund, that were previously assessed a sales charge, for shares of another fund.

- As a result of a fund's merger, consolidation, or acquisition of the assets of another fund.

     Additional information regarding eligibility to purchase shares at reduced or without sales charges is available on the Internet at www.invescoaim.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Please consult the fund's Statement of Additional Information for details.

     Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

                                  THE AIM FUNDS

RIGHTS OF ACCUMULATION

You may combine your new purchases of Class A shares of a fund with other fund shares currently owned (Class A, B, C, P or R) and investments in the AIM College Savings Plan(R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name with the same taxpayer identification number for the purpose of qualifying you for lower initial sales charge rates. There may be other accounts that are eligible to be linked, as described in the fund's Statement of Additional Information. However, if the accounts are not registered in the same name with the same taxpayer identification number, you will have to contact the transfer agent to request that those accounts be linked. The transfer agent will not be responsible for identifying all accounts that may be eligible to be linked.

LETTERS OF INTENT

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of one or more funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will be assessed the higher initial sales charge that would normally be applicable to the amount actually invested.

REINSTATEMENT FOLLOWING REDEMPTION

If you redeem shares of a fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B and P redemptions may be reinvested only into Class A shares with no initial sales charge. This reinstatement privilege does not apply to:

- A purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or

- A purchase paid for with proceeds from the redemption of shares that were held indirectly through an employee benefit plan.

     In order to take advantage of this reinstatement privilege, you must inform your financial advisor or the transfer agent that you wish to do so at the time of your investment.

CONTINGENT DEFERRED SALES CHARGES (CDSCS)

CDSCS ON CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND

You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I, II and IV funds without paying an initial sales charge. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

     If you currently own Class A shares of a Category I, II or IV fund, and make additional purchases without paying an initial sales charge that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

     If Invesco Aim Distributors pays a concession to the dealer of record in connection with a Large Purchase of Class A shares by an employee benefit plan, the Class A shares may be subject to a 1% CDSC if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

     If you acquire AIM Cash Reserve Shares of AIM Money Market Fund, Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund through an exchange involving Class A shares that were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.

CDSCS ON CLASS B SHARES AND ON CLASS C SHARES OF FUNDS OTHER THAN
AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class B and Class C shares are sold without an initial sales charge. However, they are subject to a CDSC. If you redeem your shares during the CDSC period, you will be assessed a CDSC as follows, unless you qualify for one of the CDSC exceptions outlined below:

YEAR SINCE PURCHASE MADE:   CLASS B   CLASS C
-------------------------   -------   -------
First                          5%        1%
Second                         4        None
Third                          3        None
Fourth                         3        None
Fifth                          2        None
Sixth                          1        None
Seventh and following         None      None

CDSCS ON CLASS C SHARES -- EMPLOYEE BENEFIT PLAN

Invesco Aim Distributors pays a concession to the dealer of record in connection with a purchase of Class C shares by an employee benefit plan; the Class C shares are subject to a 1.00% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

CDSCS ON CLASS C SHARES OF AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class C shares of AIM LIBOR Alpha Fund and AIM Short Term Bond Fund are not normally subject to a CDSC. However, if you acquired shares of those funds through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC. Conversely, if you acquire Class C shares of any other fund as a result of an exchange involving Class C shares of

                                  THE AIM FUNDS

AIM LIBOR Alpha Fund or AIM Short Term Bond Fund that were not subject to a CDSC, then the shares acquired as a result of the exchange will not be subject to a CDSC.

CDSCS ON CLASS R SHARES

Class R shares are not normally subject to a CDSC. However, if Invesco Aim Distributors pays a concession to the dealer of record in connection with a purchase of Class R shares by an employee benefit plan, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first and, then, shares in the order of their purchase.

CDSC EXCEPTIONS

Investors who own shares that are otherwise subject to a CDSC will not pay a CDSC in the following circumstances:

- If you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period.

-    If you redeem shares to pay account fees.

- If you are the executor, administrator or beneficiary of an estate or are otherwise entitled to assets remaining in an account following the death or post-purchase disability of a shareholder or beneficial owner and you choose to redeem those shares.

     There are other circumstances under which you may be able to redeem shares without paying CDSCs. Additional information regarding CDSC exceptions is available on the Internet at www.invescoaim.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

     Shares acquired through the reinvestment of dividends and distributions are not subject to CDSCs. The following share classes are sold with no CDSC:

-    Class A shares of any Category III Fund.

-    Class A shares of AIM Tax-Exempt Cash Fund.

- Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

-    AIM Cash Reserve Shares of AIM Money Market Fund.

-    Investor Class shares of any fund.

-    Class P shares of AIM Summit Fund.

REDEMPTION FEES

Certain funds impose a 2% redemption fee (on redemption proceeds) if you redeem or exchange shares within 31 days of purchase. Please refer to the applicable fund's prospectus to determine whether that fund imposes a redemption fee. As of the date of this prospectus, the following funds impose redemption fees:

AIM Asia Pacific Growth Fund
AIM China Fund
AIM Developing Markets Fund
AIM European Growth Fund
AIM European Small Company Fund
AIM Floating Rate Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Health Care Fund
AIM Global Real Estate Fund
AIM Global Small & Mid Cap Growth Fund
AIM Global Value Fund
AIM Gold & Precious Metals Fund
AIM High Yield Fund
AIM International Allocation Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund
AIM International Total Return Fund
AIM Japan Fund
AIM Trimark Fund

     The redemption fee will be retained by the fund from which you are redeeming or exchanging shares, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed on a first-in, first-out basis, which means that you will redeem shares in the order of their purchase.

                                  THE AIM FUNDS

     Redemption fees generally will not be charged in the following circumstances:

- Redemptions and exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to assess the redemption fees.

- Redemptions and exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, variable insurance contracts or separately managed qualified default investment alternative vehicles maintained pursuant to Section 404(c)(5) of the Employee Retirement Income Security Act of 1974, as amended (ERISA), which use the funds as underlying investments.

- Redemptions and exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans.

- Redemptions requested within 31 days following the death or post-purchase disability of an account owner.

-    Redemptions or exchanges initiated by a fund.

     The following shares are not subject to redemption fees, irrespective of whether they are redeemed in accordance with any of the exceptions set forth above:

-    Shares acquired through the reinvestment of dividends and distributions.

-    Shares acquired through systematic purchase plans.

- Shares acquired in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan to the trustee or custodian of another employee benefit plan.

     Shares held by employee benefit plans will only be subject to redemption fees if the shares were acquired by exchange and are redeemed by exchange within 31 days of purchase.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

     Your financial advisor or other intermediary may charge service fees for handling redemption transactions. Your shares also may be subject to a CDSC in addition to the redemption fee.

PURCHASING SHARES

If you hold your shares through a financial advisor or other intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution's policies.

MINIMUM INVESTMENTS

There are no minimum investments for Class P or R shares for fund accounts. The minimum investments for Class A, A3, B, C, and Investor Class shares for fund accounts are as follows:

                                                             INITIAL     ADDITIONAL
                                                           INVESTMENT   INVESTMENTS
TYPE OF ACCOUNT                                             PER FUND      PER FUND
---------------                                            ----------   -----------
Wrap-fee accounts managed by your financial advisor           None          None
Employee benefit plans, SEP, SARSEP and SIMPLE IRA plans      None          None
Any type of account if the investor is purchasing shares
   through a systematic purchase plan                        $   50         $50
IRAs, Roth IRAs and Coverdell ESAs                              250          25
All other accounts                                            1,000          50
Invesco Aim Distributors has the discretion to accept
   orders for lesser amounts.

                                  THE AIM FUNDS

HOW TO PURCHASE SHARES

                        OPENING AN ACCOUNT                                       ADDING TO AN ACCOUNT
                        ------------------                                       --------------------
Through a Financial     Contact your financial advisor.                          Contact your financial advisor.
Advisor

By Mail                 Mail completed account application and check to          Mail your check and the remittance slip
                        the transfer agent, Invesco Aim Investment               from your confirmation statement to the
                        Services, Inc., P.O. Box 4739,                           transfer agent.
                        Houston, TX 77210-4739.

By Wire                 Mail completed account application to the transfer       Call the transfer agent to receive a
                        agent. Call the transfer agent at (800) 959-4246 to      reference number. Then, use the wire
                        receive a reference number. Then, use the wire           instructions provided below.
                        instructions provided below.

Wire Instructions       Beneficiary Bank ABA/Routing #: 021000021
                        Beneficiary Account Number: 00100366807
                        Beneficiary Account Name: Invesco Aim Investment
                        Services, Inc.
                        RFB: Fund Name, Reference #
                        OBI: Your Name, Account #

By Telephone            Open your account using one of the methods               Select the Bank Account Information
                                                                                 option on described above. your completed
                                                                                 account application or complete a
                                                                                 Systematic Options and Bank Information
                                                                                 Form. Mail the application or form to the
                                                                                 transfer agent. Once the transfer agent
                                                                                 has received the form, call the transfer
                                                                                 agent at the number below to place your
                                                                                 purchase order.

Automated Investor      Open your account using one of the methods described     Call the Invesco Aim 24-hour Automated
Line                    above.                                                   Investor Line at 1-800-246-5463. You may
                                                                                 place your order after you have provided
                                                                                 the bank instructions that will be
                                                                                 requested.

By Internet             Open your account using one of the methods described     Access your account at
                        above.                                                   www.invescoaim.com. The proper bank
                                                                                 instructions must have been provided on
                                                                                 your account. You may not purchase shares
                                                                                 in retirement accounts on the internet.

     Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the fund verify and record your identifying information.

SYSTEMATIC PURCHASE PLAN

You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50 per fund. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal. Certain financial advisors and other intermediaries may also offer systematic purchase plans.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic periodic exchanges, if permitted, from one fund to another fund or multiple other funds. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another fund is $50. Certain financial advisors and other intermediaries may also offer dollar cost averaging programs. If you participate in one of these programs and it is the same or similar to Invesco Aim's Dollar Cost Averaging program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

AUTOMATIC DIVIDEND AND DISTRIBUTION INVESTMENT

Your dividends and distributions may be paid in cash or reinvested in the same fund or another fund without paying an initial sales charge. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. If you elect to receive your distributions by check, and the distribution amount is $10 or less, then the amount will be automatically reinvested in the same fund and no check will be issued. If you have elected to receive distributions by check, and the postal service is unable to deliver checks to your address of record, then your distribution election may be converted to having all subsequent distributions reinvested in the same fund and no checks will be issued. You should contact the transfer agent to change your distribution option, and your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

     You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

- Your account balance in the fund paying the dividend or distribution must be at least $5,000; and

- Your account balance in the fund receiving the dividend or distribution must be at least $500.

                                  THE AIM FUNDS

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will not occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice to participating investors. Certain financial advisors and other intermediaries may also offer portfolio rebalancing programs. If you participate in one of these programs and it is the same as or similar to Invesco Aim's program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

RETIREMENT PLANS SPONSORED BY INVESCO AIM DISTRIBUTORS

Invesco Aim Distributors acts as the prototype sponsor for certain types of retirement plan documents. These plan documents are generally available to anyone wishing to invest plan assets in the funds. These documents are provided subject to terms, conditions and fees that vary by plan type. Contact your financial advisor or other intermediary for details.

REDEEMING SHARES

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call during the hours of the customary trading session of the New York Stock Exchange
(NYSE) in order to effect the redemption at that day's net asset value. For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call before the last net asset value determination in order to effect the redemption that day.

HOW TO REDEEM SHARES

Through a Financial       Contact your financial advisor or intermediary
Advisor or Other          (including your retirement plan administrator).
Intermediary

By Mail Send a written request to the transfer agent which includes:

                          -    Original signatures of all registered
                               owners/trustees;

                          - The dollar value or number of shares that you wish to redeem;

                          -    The name of the fund(s) and your account number;
                               and

                          -    Signature guarantees, if necessary (see below).

                          The transfer agent may require that you provide additional documentation, or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA or other type of retirement account, you must complete the appropriate distribution form.

By Telephone              Call the transfer agent at 1-800-959-4246. You will be
                          allowed to redeem by telephone if:

                          - Your redemption proceeds are to be mailed to your address on record (and there has been no change in your address of record within the last 30 days) or transferred electronically to a pre-authorized checking account;

                          -    You do not hold physical share certificates;

                          -    You can provide proper identification
                               information;

                          - Your redemption proceeds do not exceed $250,000 per fund; and

                          - You have not previously declined the telephone redemption privilege.

                          You may, in limited circumstances, initiate a redemption from an Invesco Aim IRA account by telephone. Redemptions from other types of retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form.

Automated Investor Line   Call the Invesco Aim 24-hour Automated Investor Line
                          at 1-800-246-5463. You may place your redemption order
                          after you have provided the bank instructions that
                          will be requested.

By Internet               Place your redemption request at www.invescoaim.com.
                          You will be allowed to redeem by Internet if:

                          -    You do not hold physical share certificates;

                          -    You can provide proper identification
                               information;

                          - Your redemption proceeds do not exceed $250,000 per fund; and

                          -    You have already provided proper bank
                               information.

                          Redemptions from most retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form.

                                  THE AIM FUNDS

TIMING AND METHOD OF PAYMENT

We normally will send out payments within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent). If you redeem shares recently purchased by check or ACH, you may be required to wait up to ten business days before we send your redemption proceeds. This delay is necessary to ensure that the purchase has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted on the NYSE. Redemption checks are mailed to your address of record, via first class U.S. mail, unless you make other arrangements with the transfer agent.

     We use reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

EXPEDITED REDEMPTIONS (AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)

If you place your redemption order by telephone, before 11:30 a.m. Eastern Time and request an expedited redemption, we will transmit payment of redemption proceeds on that same day via federal wire to a bank of record on your account. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we will transmit payment on the next business day.

SYSTEMATIC WITHDRAWALS

You may arrange for regular periodic withdrawals from your account in amounts equal to or greater than $50 per fund. We will redeem the appropriate number of shares from your account to provide redemption proceeds in the amount requested. You must have a total account balance of at least $5,000 in order to establish a Systematic Redemption Plan, unless you are establishing a Required Minimum Distribution for a retirement plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

CHECK WRITING

The transfer agent provides check writing privileges for accounts in the following funds and share classes:

-    AIM Money Market Fund, AIM Cash Reserve Shares and Investor Class shares

-    AIM Tax-Exempt Cash Fund, Class A shares and Investor Class shares

-    Premier Portfolio, Investor Class shares

-    Premier Tax-Exempt Portfolio, Investor Class shares

-    Premier U.S. Government Money Portfolio, Investor Class shares

     You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts. Checks are not eligible to be converted to ACH by the payee. You may not give authorization to a payee by phone to debit your account by ACH for a debt owed to the payee.

SIGNATURE GUARANTEES

We require a signature guarantee in the following circumstances:

-    When your redemption proceeds will equal or exceed $250,000 per fund.

- When you request that redemption proceeds be paid to someone other than the registered owner of the account.

- When you request that redemption proceeds be sent somewhere other than the address of record or bank of record on the account.

- When you request that redemption proceeds be sent to a new address or an address that changed in the last 30 days.

     The transfer agent will accept a guarantee of your signature by a number of different types of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS INITIATED BY THE FUNDS

If your account (Class A, A3, B, C, P and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a Systematic Purchase Plan.

     If the fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which

                                  THE AIM FUNDS

is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Accordingly, the procedures and processes applicable to redemptions of fund shares, as discussed under the heading "Redeeming Shares" above, will apply. Before requesting an exchange, review the prospectus of the fund you wish to acquire.

     All exchanges are subject to the limitations set forth in the prospectuses of the funds. If you wish to exchange shares of one fund for those of another fund, you must consult the prospectus of the fund whose shares you wish to acquire to determine whether the fund is offering shares to new investors and whether you are eligible to acquire shares of that fund.

PERMITTED EXCHANGES

Except as otherwise provided below under "Exchanges Not Permitted", you generally may exchange your shares for shares of the same class of another fund. The following below shows permitted exchanges:

EXCHANGE FROM             EXCHANGE TO
-------------             -----------
AIM Cash Reserve Shares   Class A, A3, B, C, R, Investor Class
Class A                   Class A, A3, Investor Class, AIM Cash Reserve Shares
Class A3                  Class A, A3, Investor Class, AIM Cash Reserve Shares
Investor Class            Class A, A3, Investor Class
Class P                   Class A, A3, AIM Cash Reserve Shares
Class B                   Class B
Class C                   Class C
Class R                   Class R

EXCHANGES NOT PERMITTED

The following exchanges are not permitted:

- Investor Class shares cannot be exchanged for Class A shares of any fund which offers Investor Class shares.

- Exchanges into Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund (also known as the Category III funds) are not permitted.

- Class A Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund cannot be exchanged for Class A3 Shares of those funds.

- AIM Cash Reserve Shares cannot be exchanged for Class B, C or R shares if the shares being exchanged were acquired by exchange from Class A shares of any fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

     Under unusual market conditions, a fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time.

LIMIT ON THE NUMBER OF EXCHANGES

You will generally be limited to four exchanges out of a fund per calendar year (other than the money market funds); provided, however, that the following transactions will not count toward the exchange limitation:

- Exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to apply the exchange limitation.

- Exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments.

- Generally, exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs.

- Exchanges initiated by a fund or by the trustee, administrator or other fiduciary of an employee benefit plan (not in response to distribution or exchange instructions received from a plan participant).

     Each fund reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if the fund, or its designated agent, believes that granting such exceptions would be consistent with the best interests of shareholders.

     There is no limit on the number of exchanges out of AIM Limited Maturity Treasury Fund, AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

     If you exchange shares of one fund for shares of multiple other funds as part of a single transaction, that transaction is counted as one exchange out of a fund.

INITIAL SALES CHARGES AND CDSCS APPLICABLE TO EXCHANGES

You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date

                                  THE AIM FUNDS

you made your initial purchase.

RIGHTS RESERVED BY THE FUNDS

Each fund and its agents reserve the right at any time to:

-    Reject or cancel all or any part of any purchase or exchange order.

- Modify any terms or conditions related to the purchase, redemption or exchange of shares of any fund.

- Reject or cancel any request to establish a Systematic Purchase Plan, Systematic Redemption Plan or Portfolio Rebalancing Program.

- Suspend, change or withdraw all or any part of the offering made by this prospectus.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Boards of Trustees of the funds (collectively, the Board). The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

     Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Invesco Aim determines that the closing price of the security is unreliable, Invesco Aim will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

     Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

     Invesco Aim may use indications of fair value from pricing services approved by the Board. In other circumstances, the Invesco Aim Valuation Committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, Invesco Aim routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

     Specific types of securities are valued as follows:

     Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

     Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, Invesco Aim will value the security at fair value in good faith using procedures approved by the Board.

     Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that Invesco Aim determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Invesco Aim also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco Aim believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco Aim will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

     Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

     Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined

                                  THE AIM FUNDS

without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the Invesco Aim valuation committee will fair value the security using procedures approved by the Board.

     Short-term Securities. The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

     Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

     Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

     Open-end Funds. To the extent a fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

     Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Federal Reserve Bank of New York and the Bank of New York, the fund's custodian, are not open for business or the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if SIFMA recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

     From time to time and in circumstances deemed appropriate by Invesco Aim in its sole discretion, each of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio may remain open for business, during customary business day hours, on a day that the NYSE is closed for business. In such event, on such day you will be permitted to purchase or redeem shares of such funds and net asset values will be calculated for such funds.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

     For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

     For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

     The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year.

                                  THE AIM FUNDS

     Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. Exchanges of shares for shares of another fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax. A fund that is expected to have higher turnover than that of other funds is more likely to generate short-term gain or loss. If a fund does recognize short-term capital gain, it will distribute those gains as ordinary income dividends, which will be subject to tax at a shareholder's tax rate for ordinary income.

     Investors in tax-exempt funds should read the information under the heading "Other Information--Special Tax Information Regarding the Fund" in the applicable fund's prospectus.

     The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

PAYMENTS TO FINANCIAL ADVISORS

The financial advisor or intermediary through which you purchase your shares may receive all or a portion of the sales charges and distribution fees discussed above. In addition to those payments, Invesco Aim Distributors or one or more of its corporate affiliates (collectively, Invesco Aim Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash payments and other payments for certain marketing and support services. Invesco Aim Affiliates make these payments from their own resources, from Invesco Aim Distributors' retention of initial sales charges and from payments to Invesco Aim Distributors made by the funds under their 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with Invesco Aim Affiliates.

     Invesco Aim Affiliates make payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits Invesco Aim Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). Invesco Aim Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The payments Invesco Aim Affiliates make may be calculated based on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Payments may also be calculated based on the average daily net assets of the applicable funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. Invesco Aim Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

     Invesco Aim Affiliates are motivated to make these payments as they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, Invesco Aim Affiliates benefit from the incremental management and other fees paid to Invesco Aim Affiliates by the funds with respect to those assets.

     Invesco Aim Affiliates also may make payments to certain financial advisors for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by Invesco Aim Affiliates under this category of services are charged back to the funds, subject to certain limitations approved by the Board.

     You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from Invesco Aim Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY (MARKET TIMING) DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Board has adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

                                  THE AIM FUNDS

     The Invesco Aim Affiliates currently use the following tools designed to discourage excessive short-term trading in the retail funds:

-    Trade activity monitoring.

-    Trading guidelines.

-    Redemption fees on trades in certain funds.

- The use of fair value pricing consistent with procedures approved by the Board.

     Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     Money Market Funds. The Board of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that a money market fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the money market fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles; investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seek to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

     AIM Limited Maturity Treasury Fund. The Board of AIM Limited Maturity Treasury Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of such fund's shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions and determined that those risks were minimal. Nonetheless, to the extent that AIM Limited Maturity Treasury Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, AIM Limited Maturity Treasury Fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the fund for the following reasons:

- Many investors use AIM Limited Maturity Treasury Fund as a short-term investment alternative and should be able to purchase and redeem shares regularly and frequently.

- One of the advantages of AIM Limited Maturity Treasury Fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of AIM Limited Maturity Treasury Fund will be detrimental to the continuing operations of such fund.

TRADE ACTIVITY MONITORING

Invesco Aim Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Invesco Aim Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than

                                  THE AIM FUNDS

exchanges into a money market fund. Invesco Aim Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

     The ability of Invesco Aim Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

TRADING GUIDELINES

If you exceed four exchanges out of a fund per calendar year (other than the money market funds and AIM Limited Maturity Treasury Fund), or a fund or an Invesco Aim Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders.

     The ability of Invesco Aim Affiliates to monitor exchanges made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEES

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 31 days of purchase. The ability of a fund to assess a redemption fee on redemptions effectuated through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the funds and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the funds' investments. Each fund's annual report also discusses the market conditions and investment strategies that significantly affected each fund's performance during its last fiscal year. Each fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. Each fund's most recent portfolio holdings, as filed on Form N-Q, are also available at http://www.invescoaim.com.


If you have questions about the funds, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the funds' current SAI or annual or semiannual reports, please contact us by mail at Invesco Aim Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or

BY TELEPHONE:       (800) 959-4246

ON THE INTERNET:    You can send us a request by e-mail or download
                    prospectuses, SAIs, annual or semiannual reports via our
                    website: http://www.invescoaim.com

You can also review and obtain copies of the funds' SAI, financial reports, the funds' Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM Independence Now Fund
   AIM Independence 2010 Fund
   AIM Independence 2020 Fund
   AIM Independence 2030 Fund
   AIM Independence 2040 Fund
   AIM Independence 2050 Fund
   SEC 1940 Act file number: 811-02699
----------------------------------------

invescoaim.com     IND-PRO-1

                                                 [INVESCO AIM LOGO APPEARS HERE]
                                                         --Service Mark--

                                                       AIM INDEPENDENCE NOW FUND
                                                      AIM INDEPENDENCE 2010 FUND
                                                      AIM INDEPENDENCE 2020 FUND
                                                      AIM INDEPENDENCE 2030 FUND
                                                      AIM INDEPENDENCE 2040 FUND
                                                      AIM INDEPENDENCE 2050 FUND

                                                                     PROSPECTUS
                                                                    May 1, 2008

INSTITUTIONAL CLASSES

AIM Independence Now Fund's investment objective is current income and, as a secondary objective, capital appreciation.

AIM Independence 2010 Fund's, AIM Independence 2020 Fund's, AIM Independence 2030 Fund's, AIM Independence 2040 Fund's and AIM Independence 2050 Fund's investment objectives are to provide capital appreciation and current income, consistent with their current asset allocation strategies.

--------------------------------------------------------------------------------

This prospectus contains important information about the Institutional Class shares of the funds. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the funds:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

--------------------------------------------------------------------------------
            INDEPENDENCE NOW - INDEPENDENCE 2010 - INDEPENDENCE 2020 INDEPENDENCE 2030 - INDEPENDENCE 2040 - INDEPENDENCE 2050
--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


RISK/RETURN SUMMARY                                  1
------------------------------------------------------
PERFORMANCE INFORMATION                              3
------------------------------------------------------
FEE TABLE AND EXPENSE EXAMPLE                        4
------------------------------------------------------
Fee Table                                            4
Expense Example                                      4
HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                        5

------------------------------------------------------
INVESTMENT OBJECTIVES, STRATEGIES AND
  RISKS                                              6
------------------------------------------------------
OBJECTIVES AND STRATEGIES                            6
------------------------------------------------------
AIM Independence Now Fund                            6
AIM Independence 2010 Fund                           6
AIM Independence 2020 Fund                           7
AIM Independence 2030 Fund                           7
AIM Independence 2040 Fund                           8
AIM Independence 2050 Fund                           8
RISKS                                               10
------------------------------------------------------
AIM Independence Now Fund                           11
AIM Independence 2010 Fund                          12
AIM Independence 2020 Fund                          14
AIM Independence 2030 Fund                          15
AIM Independence 2040 Fund                          17
AIM Independence 2050 Fund                          18
DISCLOSURE OF PORTFOLIO HOLDINGS                    19
------------------------------------------------------
FUND MANAGEMENT                                     19
------------------------------------------------------
The Advisors                                        19
Advisor Compensation                                20
Portfolio Manager                                   20
OTHER INFORMATION                                   20
------------------------------------------------------
Dividends and Distributions                         20
Suitability for Investors                           20
FINANCIAL HIGHLIGHTS                                21
------------------------------------------------------
GENERAL INFORMATION                                A-1
------------------------------------------------------
Purchasing Shares                                  A-1
Redeeming Shares                                   A-1
Exchanging Shares                                  A-3
Rights Reserved by the Funds                       A-3
Payments to Financial Advisors                     A-3
Excessive Short-Term Trading Activity
  (Market Timing) Disclosures                      A-4
Pricing of Shares                                  A-5
Taxes                                              A-6
OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------



The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc. and AIM Funds Management Inc.


    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

--------------------------------------------------------------------------------
            INDEPENDENCE NOW - INDEPENDENCE 2010 - INDEPENDENCE 2020 INDEPENDENCE 2030 - INDEPENDENCE 2040 - INDEPENDENCE 2050
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES


AIM Independence Now Fund   AIM Independence Now Fund's investment objective is
                            current income and, as a secondary objective, capital appreciation.



AIM Independence 2010 Fund  AIM Independence 2010 Fund's investment objective is to provide capital appreciation and current income, consistent with its current asset allocation strategy.



AIM Independence 2020 Fund  AIM Independence 2020 Fund's investment objective is to provide capital appreciation and current income, consistent with its current asset allocation strategy.



AIM Independence 2030 Fund  AIM Independence 2030 Fund's investment objective is to provide capital appreciation and current income, consistent with its current asset allocation strategy.



AIM Independence 2040 Fund  AIM Independence 2040 Fund's investment objective is to provide capital appreciation and current income, consistent with its current asset allocation strategy.



AIM Independence 2050 Fund  AIM Independence 2050 Fund's investment objective is to provide capital appreciation and current income, consistent with its current asset allocation strategy.


PRIMARY INVESTMENT STRATEGIES


All Funds                   Each fund is a "fund of funds" and invests its
                            assets in underlying funds rather than directly in individual securities. The underlying funds in which the funds invest are mutual funds (AIM mutual funds) advised by Invesco Aim Advisors, Inc. (the advisor or Invesco Aim) and exchange-traded funds
                            (PowerShares ETFs) advised by Invesco PowerShares
                            Capital Management LLC (PowerShares Capital). The funds and the underlying funds in which they invest are part of the same group of investment companies.
                            Invesco Aim and PowerShares Capital are affiliates of each other as they are both indirect wholly-owned subsidiaries of Invesco Ltd.



AIM Independence Now Fund   The fund seeks to meet its investment objective by
                            building a portfolio of underlying funds. The advisor allocates the fund's assets among the underlying funds according to an asset allocation strategy that is appropriate for investors who have reached their target retirement date.



AIM Independence 2010 Fund  The fund seeks to meet its investment objective by building a portfolio of underlying funds. The advisor allocates the fund's assets among the underlying funds according to an asset allocation strategy designed to maximize return with an appropriate risk level for investors whose target retirement date is around the year 2010. This asset allocation strategy becomes increasingly conservative over time until approximately three years after the year 2010, when its asset allocation is anticipated to be similar to that of the AIM Independence Now Fund.



AIM Independence 2020 Fund  The fund seeks to meet its investment objective by building a portfolio of underlying funds. The advisor allocates the fund's assets among the underlying funds according to an asset allocation strategy designed to maximize return with an appropriate risk level for investors whose target retirement date is around the year 2020. This asset allocation strategy becomes increasingly conservative over time until approximately three years after the year 2020, when its asset allocation is anticipated to be similar to that of the AIM Independence Now Fund.



AIM Independence 2030 Fund  The fund seeks to meet its investment objective by building a portfolio of underlying funds. The advisor allocates the fund's assets among the underlying funds according to an asset allocation strategy designed to maximize return with an appropriate risk level for investors whose target retirement date is around the year 2030. This asset allocation strategy becomes increasingly conservative over time until approximately three years after the year 2030, when its asset allocation is anticipated to be similar to that of the AIM Independence Now Fund.



AIM Independence 2040 Fund  The fund seeks to meet its investment objective by building a portfolio of underlying funds. The advisor allocates the fund's assets among the underlying funds according to an asset allocation strategy designed to maximize return with an appropriate risk level for investors whose target retirement date is around the year 2040. This asset allocation strategy becomes increasingly

--------------------------------------------------------------------------------
            INDEPENDENCE NOW - INDEPENDENCE 2010 - INDEPENDENCE 2020 INDEPENDENCE 2030 - INDEPENDENCE 2040 - INDEPENDENCE 2050
--------------------------------------------------------------------------------


RISK/RETURN SUMMARY (CONTINUED)

--------------------------------------------------------------------------------

                            conservative over time until approximately three years after the year 2040, when its asset allocation is anticipated to be similar to that of the AIM Independence Now Fund.


AIM Independence 2050 Fund  The fund seeks to meet its investment objective by building a portfolio of underlying funds. The advisor allocates the fund's assets among the underlying funds according to an asset allocation strategy designed to maximize return with an appropriate risk level for investors whose target retirement date is around the year 2050. This asset allocation strategy becomes increasingly conservative over time until approximately three years after the year 2050, when its asset allocation is anticipated to be similar to that of the AIM Independence Now Fund.



PRINCIPAL RISKS             Each fund's investment performance depends on the
                            investment performance of the underlying funds in which it invests. An investment in a fund, because it is a fund of funds, is subject to the risks associated with investments the underlying funds in which the fund invests.


                            Among the principal risks of investing in the funds and the underlying funds, which could adversely affect a fund's net asset value, yield and total return, are:


Risks Related to All
Funds                      Fund of Funds Risk         Exchange-Traded Funds Risk

Risks Related to AIM
Independence Now Fund      Market Risk                Active Trading Risk
                           Market Capitalization      U.S. Government Obligations Risk
                           Risk                       High-Coupon U.S. Government Agency
                           Credit Risk                  Mortgage-Backed Securities Risk
                           Foreign Securities Risk    Reinvestment Risk
                           Derivatives Risk           Dollar Roll Transaction Risk
                           Equity Securities Risk     Reverse Repurchase Agreement Risk
                           Interest Rate Risk         Management Risk
                           Leverage Risk

Risks Related to AIM
Independence 2010 Fund     Market Risk                Active Trading Risk
                           Market Capitalization      U.S. Government Obligations Risk
                           Risk                       High-Coupon U.S. Government Agency
                           Credit Risk                  Mortgage-Backed Securities Risk
                           Foreign Securities Risk    Reinvestment Risk
                           Derivatives Risk           Dollar Roll Transaction Risk
                           Equity Securities Risk     Reverse Repurchase Agreement Risk
                           Interest Rate Risk         Management Risk
                           Leverage Risk

Risks Related to AIM
Independence 2020 Fund     Market Risk                Leverage Risk
                           Market Capitalization      Active Trading Risk
                           Risk                       U.S. Government Obligations Risk
                           Credit Risk                High-Coupon U.S. Government Agency
                           Foreign Securities Risk      Mortgage-Backed Securities Risk
                           Derivatives Risk           Reinvestment Risk
                           Equity Securities Risk     Dollar Roll Transaction Risk
                           Interest Rate Risk         Management Risk
                           High Yield Risk
                           Developing Markets
                           Securities Risk

--------------------------------------------------------------------------------
            INDEPENDENCE NOW - INDEPENDENCE 2010 - INDEPENDENCE 2020 INDEPENDENCE 2030 - INDEPENDENCE 2040 - INDEPENDENCE 2050
--------------------------------------------------------------------------------


RISK/RETURN SUMMARY (CONTINUED)

--------------------------------------------------------------------------------


Risks Related to AIM
Independence 2030 Fund     Market Risk                Leverage Risk
                           Market Capitalization      Active Trading Risk
                           Risk                       U.S. Government Obligations Risk
                           Credit Risk                High-Coupon U.S. Government Agency
                           Foreign Securities Risk      Mortgage-Backed Securities Risk
                           Derivatives Risk           Convertible Securities Risk
                           Equity Securities Risk     Reinvestment Risk
                           Interest Rate Risk         Dollar Roll Transaction Risk
                           High Yield Risk            Management Risk
                           Developing Markets
                           Securities Risk

Risks Related to AIM
Independence 2040 Fund     Market Risk                Developing Markets Securities Risk
                           Market Capitalization      Leverage Risk
                           Risk                       Active Trading Risk
                           Credit Risk                Convertible Securities Risk
                           Foreign Securities Risk    Reinvestment Risk
                           Equity Securities Risk     Management Risk
                           Interest Rate Risk
                           High Yield Risk

Risks Related to AIM
Independence 2050 Fund     Market Risk                Developing Markets Securities Risk
                           Market Capitalization      Equity Securities Risk
                           Risk                       Convertible Securities Risk
                           Foreign Securities Risk


                            Please see "Investment Objectives, Strategies and Risks" for a description of these risks.

                            There is a risk that you could lose all or a portion of your investment in a fund and that the income you may receive from your investment may vary. The value of your investment in a fund will rise and fall with the prices of the securities held by the underlying funds in which the fund invests. An investment in a fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

No performance information is available for the funds because they have not yet completed a full calender year of operations. In the future, the funds will disclose performance information in a bar chart and performance table. Such disclosure will give some indication of the risks of an investment in the funds by comparing the funds' performance with a broad measure of market performance and by showing changes in the funds' performance from year to year.

--------------------------------------------------------------------------------
            INDEPENDENCE NOW - INDEPENDENCE 2010 - INDEPENDENCE 2020 INDEPENDENCE 2030 - INDEPENDENCE 2040 - INDEPENDENCE 2050
--------------------------------------------------------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the funds.

SHAREHOLDER FEES
-----------------------------------------------------------------------------------------------------------------------------
(fees paid directly from your         INDEPENDENCE   INDEPENDENCE   INDEPENDENCE   INDEPENDENCE   INDEPENDENCE   INDEPENDENCE
investment)                             NOW            2010           2020           2030           2040           2050
-----------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Purchases (as a percentage of
offering price)                           None           None           None           None           None           None

Maximum Deferred Sales Charge (Load)
(as a percentage of original
purchase price or redemption
proceeds, whichever is less)              None           None           None           None           None           None
-----------------------------------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES(1)
-----------------------------------------------------------------------------------------------------------------------------
(expenses that are deducted from      INDEPENDENCE   INDEPENDENCE   INDEPENDENCE   INDEPENDENCE   INDEPENDENCE   INDEPENDENCE
fund assets)                            NOW            2010           2020           2030           2040           2050
-----------------------------------------------------------------------------------------------------------------------------
Management Fees(2)                        None           None           None           None           None           None

Distribution and/or Service (12b-1)
  Fees                                    0.00%          0.00%          0.00%          0.00%          0.00%          0.00%

Other Expenses(3)                        28.35          16.02           9.67          13.07          21.86          24.12

Acquired Fund Fees and Expenses(4)        0.68           0.70           0.78           0.80           0.81           0.82

Total Annual Fund Operating Expenses     29.03          16.72          10.45          13.87          22.67          24.94

Fee Waiver(3)                            28.33          15.98           9.59          12.96          21.77          24.04

Net Annual Fund Operating Expenses        0.70           0.74           0.86           0.91           0.90           0.90
-----------------------------------------------------------------------------------------------------------------------------


(1) There is no guarantee that actual expenses will be the same as those shown in the table.

(2) The fund does not pay a management fee directly, however, the advisor receives a fee indirectly as a result of the funds' investments in underlying funds also advised by Invesco Aim. See Acquired Fund Fees and Expenses below.


(3) Effective May 1, 2008, the advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Other Expenses (excluding certain items discussed below) to 0.02%, 0.04%, 0.07%, 0.10%, 0.09% and 0.08% of the Institutional class shares of AIM Independence Now Fund, AIM Independence 2010 Fund, AIM Independence 2020 Fund, AIM Independence 2030 Fund, AIM Independence 2040 Fund and AIM Independence 2050 Fund, respectively, through at least June 30, 2009. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause Other Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund.


(4) Acquired Fund Fees and Expenses are not fees or expenses incurred by the fund directly but are fees and expenses, including management fees, of the investment companies in which the fund invests. As a result, the Net Annual Fund Operating Expenses will exceed the expense limits above. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. The impact of the Acquired Fund Fees and Expenses are included in the total returns of the fund.


    If a financial institution is managing your account, you may also be charged a transaction or other fee by such financial institution.

EXPENSE EXAMPLE
This example is intended to help you compare the costs of investing in the funds with the cost of investing in other mutual funds.
    The expense example assumes you:
    (i)   invest $10,000 in the fund for the time periods indicated;
    (ii)  redeem all of your shares at the end of the periods indicated;
    (iii) earn a 5% return on your investment before operating expenses each year; and
    (iv) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements and includes the estimated indirect expenses of the underlying funds)

--------------------------------------------------------------------------------
            INDEPENDENCE NOW - INDEPENDENCE 2010 - INDEPENDENCE 2020 INDEPENDENCE 2030 - INDEPENDENCE 2040 - INDEPENDENCE 2050
--------------------------------------------------------------------------------

FEE TABLE AND EXPENSE EXAMPLE (CONTINUED)
--------------------------------------------------------------------------------

    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                                                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------------------------------------------
Independence Now                                                $ 72    $4,759    $7,465    $10,223
Independence 2010                                                 76     3,165     5,573      9,518
Independence 2020                                                 88     2,147     3,988      7,782
Independence 2030                                                 93     2,730     4,920      8,905
Independence 2040                                                 92     4,015     6,673     10,152
Independence 2050                                                 92     4,301     6,998     10,230
----------------------------------------------------------------------------------------------------


HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between Invesco Aim Advisors, Inc. and certain of its affiliates and the New York Attorney General requires Invesco Aim Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the funds' expenses, including investment advisory fees and other fund costs, on the funds' return over a 10-year period. The example reflects the following:


  - You invest $10,000 in a fund and hold it for the entire 10 year period;

  - Your investment has a 5% return before expenses each year; and

  - Each Fund's current annual expense ratios include any applicable contractual fee waiver or expense reimbursement for the period committed and includes the estimated indirect expenses of the underlying funds.
    There is no assurance that the annual expense ratio will be the expense ratio for the funds' Institutional classes for any of the years shown. To the extent that Invesco Aim Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.



AIM INDEPENDENCE NOW
FUND --
INSTITUTIONAL CLASS             YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            0.70%       29.03%       29.03%       29.03%       29.03%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         4.30%      (20.76%)     (39.80%)     (54.27%)     (65.26%)
End of Year Balance           $10,430.00   $ 7,923.67   $ 6,019.61   $ 4,573.10   $ 3,474.18
Estimated Annual Expenses     $    71.51   $ 2,664.04   $ 2,023.87   $ 1,537.53   $ 1,168.06
--------------------------------------------------------------------------------------------

AIM INDEPENDENCE NOW
FUND --
INSTITUTIONAL CLASS             YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)           29.03%       29.03%       29.03%       29.03%       29.03%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                       (73.61%)     (79.95%)     (84.77%)     (88.43%)     (91.21%)
End of Year Balance           $ 2,639.34   $ 2,005.10   $ 1,523.28   $ 1,157.23   $   879.15
Estimated Annual Expenses     $   887.38   $   674.14   $   512.14   $   389.08   $   295.58
--------------------------------------------------------------------------------------------


AIM INDEPENDENCE 2010
FUND --
INSTITUTIONAL CLASS             YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            0.74%       16.72%       16.72%       16.72%       16.72%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         4.26%       (7.96%)     (18.75%)     (28.27%)     (36.68%)
End of Year Balance           $10,426.00   $ 9,204.07   $ 8,125.36   $ 7,173.06   $ 6,332.38
Estimated Annual Expenses     $    75.58   $ 1,641.07   $ 1,448.74   $ 1,278.95   $ 1,129.06
--------------------------------------------------------------------------------------------

AIM INDEPENDENCE 2010
FUND --
INSTITUTIONAL CLASS             YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)           16.72%       16.72%       16.72%       16.72%       16.72%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                       (44.10%)     (50.65%)     (56.43%)     (61.54%)     (66.05%)
End of Year Balance           $ 5,590.23   $ 4,935.05   $ 4,356.66   $ 3,846.06   $ 3,395.30
Estimated Annual Expenses     $   996.73   $   879.91   $   776.79   $   685.75   $   605.38
--------------------------------------------------------------------------------------------


AIM INDEPENDENCE 2020
FUND --
INSTITUTIONAL CLASS             YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            0.86%       10.45%       10.45%       10.45%       10.45%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         4.14%       (1.54%)      (6.90%)     (11.98%)     (16.77%)
End of Year Balance           $10,414.00   $ 9,846.44   $ 9,309.81   $ 8,802.42   $ 8,322.69
Estimated Annual Expenses     $    87.78   $ 1,058.61   $ 1,000.91   $   946.36   $   894.79
--------------------------------------------------------------------------------------------

AIM INDEPENDENCE 2020
FUND --
INSTITUTIONAL CLASS             YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)           10.45%       10.45%       10.45%       10.45%       10.45%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                       (21.31%)     (25.60%)     (29.65%)     (33.49%)     (37.11%)
End of Year Balance           $ 7,869.10   $ 7,440.24   $ 7,034.74   $ 6,651.35   $ 6,288.85
Estimated Annual Expenses     $   846.02   $   799.91   $   756.32   $   715.10   $   676.13
--------------------------------------------------------------------------------------------



(1) Your actual expenses may be higher or lower than those shown.

--------------------------------------------------------------------------------
            INDEPENDENCE NOW - INDEPENDENCE 2010 - INDEPENDENCE 2020 INDEPENDENCE 2030 - INDEPENDENCE 2040 - INDEPENDENCE 2050
--------------------------------------------------------------------------------


HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION (CONTINUED)

--------------------------------------------------------------------------------


AIM INDEPENDENCE 2030
FUND --
INSTITUTIONAL CLASS             YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            0.91%       13.87%       13.87%       13.87%       13.87%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         4.09%       (5.14%)     (13.56%)     (21.22%)     (28.21%)
End of Year Balance           $10,409.00   $ 9,485.72   $ 8,644.34   $ 7,877.59   $ 7,178.84
Estimated Annual Expenses     $    92.86   $ 1,379.70   $ 1,257.32   $ 1,145.80   $ 1,044.16
--------------------------------------------------------------------------------------------

AIM INDEPENDENCE 2030
FUND --
INSTITUTIONAL CLASS             YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)           13.87%       13.87%       13.87%       13.87%       13.87%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                       (34.58%)     (40.38%)     (45.67%)     (50.49%)     (54.88%)
End of Year Balance           $ 6,542.08   $ 5,961.80   $ 5,432.99   $ 4,951.08   $ 4,511.92
Estimated Annual Expenses     $   951.55   $   867.14   $   790.23   $   720.14   $   656.26
--------------------------------------------------------------------------------------------





AIM INDEPENDENCE 2040
FUND --
INSTITUTIONAL CLASS             YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            0.90%       22.67%       22.67%       22.67%       22.67%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         4.10%      (14.29%)     (29.44%)     (41.91%)     (52.17%)
End of Year Balance           $10,410.00   $ 8,570.55   $ 7,056.14   $ 5,809.32   $ 4,782.81
Estimated Annual Expenses     $    91.85   $ 2,151.45   $ 1,771.29   $ 1,458.30   $ 1,200.62
--------------------------------------------------------------------------------------------

AIM INDEPENDENCE 2040
FUND --
INSTITUTIONAL CLASS             YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)           22.67%       22.67%       22.67%       22.67%       22.67%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                       (60.62%)     (67.58%)     (73.31%)     (78.03%)     (81.91%)
End of Year Balance           $ 3,937.69   $ 3,241.90   $ 2,669.06   $ 2,197.43   $ 1,809.15
Estimated Annual Expenses     $   988.47   $   813.81   $   670.01   $   551.62   $   454.15
--------------------------------------------------------------------------------------------


AIM INDEPENDENCE 2050
FUND --
INSTITUTIONAL CLASS             YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            0.90%       24.94%       24.94%       24.94%       24.94%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         4.10%      (16.66%)     (33.28%)     (46.58%)     (57.23%)
End of Year Balance           $10,410.00   $ 8,334.25   $ 6,672.40   $ 5,341.92   $ 4,276.74
Estimated Annual Expenses     $    91.85   $ 2,337.41   $ 1,871.33   $ 1,498.19   $ 1,199.45
--------------------------------------------------------------------------------------------

AIM INDEPENDENCE 2050
FUND --
INSTITUTIONAL CLASS             YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)           24.94%       24.94%       24.94%       24.94%       24.94%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                       (65.76%)     (72.59%)     (78.05%)     (82.43%)     (85.93%)
End of Year Balance           $ 3,423.96   $ 2,741.22   $ 2,194.62   $ 1,757.01   $ 1,406.67
Estimated Annual Expenses     $   960.28   $   768.80   $   615.50   $   492.77   $   394.51
--------------------------------------------------------------------------------------------


(1) Your actual expenses may be higher or lower than those shown.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

OBJECTIVES AND STRATEGIES


AIM INDEPENDENCE NOW FUND
AIM Independence Now Fund's investment objective is current income and, as a secondary objective, capital appreciation. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

    AIM Independence Now Fund is structured for investors who have reached their target retirement date. The fund's approximate target asset allocation as of May 1, 2008 is set forth below:



Domestic Equity Underlying Funds                               25.73%
Foreign Equity Underlying Funds                                 6.24%
Real Estate-Related Underlying Funds                            3.00%
High Yield Fixed-Income Underlying Funds                        8.33%
Investment Grade Fixed-Income Underlying Funds                 53.35%
Money Market Underlying Funds                                   3.35%


    The fund's asset allocation strategy emphasizes underlying funds that invest primarily in fixed-income securities. The fund also invests in underlying funds that invest primarily in domestic equity securities and, to a lesser extent, in underlying funds that invest primarily in foreign equity securities and in underlying funds that are money market funds.

AIM INDEPENDENCE 2010 FUND
AIM Independence 2010 Fund's investment objective is to provide capital appreciation and current income, consistent with its current asset allocation strategy. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

--------------------------------------------------------------------------------
            INDEPENDENCE NOW - INDEPENDENCE 2010 - INDEPENDENCE 2020 INDEPENDENCE 2030 - INDEPENDENCE 2040 - INDEPENDENCE 2050
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (CONTINUED)

--------------------------------------------------------------------------------


    AIM Independence 2010 Fund is structured for investors whose target retirement date is around the year 2010. The fund's approximate target asset allocation as of May 1, 2008 is set forth below:



Domestic Equity Underlying Funds                               28.42%
Foreign Equity Underlying Funds                                 7.69%
Real Estate-Related Underlying Funds                            3.00%
High Yield Fixed-Income Underlying Funds                        8.88%
Investment Grade Fixed-Income Underlying Funds                 51.42%
Money Market Underlying Funds                                   0.60%


    The fund's current asset allocation strategy emphasizes underlying funds that invest primarily in fixed-income securities. The fund also invests in underlying funds that invest primarily in domestic equity securities and, to a lesser extent, in underlying funds that invest primarily in foreign equity securities.
    Over time the fund's investments will become increasingly conservative, and its exposure to underlying funds that invest primarily in fixed-income securities will increase, while its exposure to underlying funds that invest primarily in domestic and foreign equity securities will decrease. Approximately three years after the year 2010, the fund's asset allocation is anticipated to be similar to that of the AIM Independence Now Fund's asset allocation.

AIM INDEPENDENCE 2020 FUND
AIM Independence 2020 Fund's investment objective is to provide capital appreciation and current income, consistent with its current asset allocation strategy. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

    AIM Independence 2020 Fund is structured for investors whose target retirement date is around the year 2020. The fund's approximate target asset allocation as of May 1, 2008 is set forth below:



Domestic Equity Underlying Funds                               40.25%
Foreign Equity Underlying Funds                                14.75%
Real Estate-Related Underlying Funds                            3.00%
High Yield Fixed-Income Underlying Funds                       11.70%
Investment Grade Fixed-Income Underlying Funds                 30.30%
Money Market Underlying Funds                                   0.00%


    The fund's current asset allocation strategy emphasizes underlying funds that invest primarily in fixed-income securities and underlying funds that invest primarily in domestic equity securities. The fund also invests in underlying funds that invest primarily in foreign equity securities.
    Over time the fund's investments will become increasingly conservative, and its exposure to underlying funds that invest primarily in fixed-income securities will increase, while its exposure to underlying funds that invest primarily in domestic and foreign equity securities as well as securities of real estate-related companies will decrease. Approximately three years after the year 2020, the fund's asset allocation is anticipated to be similar to that of the AIM Independence Now Fund's asset allocation.

AIM INDEPENDENCE 2030 FUND

AIM Independence 2030 Fund's investment objective is to provide capital appreciation and current income, consistent with its current asset allocation strategy. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

    AIM Independence 2030 Fund is structured for investors whose target retirement date is around the year 2030. The fund's approximate target asset allocation as of May 1, 2008 is set forth below:



Domestic Equity Underlying Funds                               53.65%
Foreign Equity Underlying Funds                                20.45%
Real Estate-Related Underlying Funds                            3.90%
High Yield Fixed-Income Underlying Funds                       10.20%
Investment Grade Fixed-Income Underlying Funds                 11.80%
Money Market Underlying Funds                                   0.00%


    The fund's current asset allocation strategy emphasizes underlying funds that invest primarily in domestic equity securities. The fund also invests in underlying funds that invest primarily in fixed-income securities and underlying funds that invest primarily in foreign equity securities.
    Over time the fund's investments will become increasingly conservative, and its exposure to underlying funds that invest primarily in fixed-income securities will increase, while its exposure to underlying funds that invest primarily in domestic and foreign equity securities as well as securities of real estate-related companies will decrease. Approximately three years after the year 2030, the fund's asset allocation is anticipated to be similar to that of the AIM Independence Now Fund's asset allocation.

--------------------------------------------------------------------------------
            INDEPENDENCE NOW - INDEPENDENCE 2010 - INDEPENDENCE 2020 INDEPENDENCE 2030 - INDEPENDENCE 2040 - INDEPENDENCE 2050
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (CONTINUED)

--------------------------------------------------------------------------------

AIM INDEPENDENCE 2040 FUND

AIM Independence 2040 Fund's investment objective is to provide capital appreciation and current income, consistent with its current asset allocation strategy. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

    AIM Independence 2040 Fund is structured for investors whose target retirement date is around the year 2040. The fund's approximate target asset allocation as of May 1, 2008 is set forth below:



Domestic Equity Underlying Funds                               60.20%
Foreign Equity Underlying Funds                                23.08%
Real Estate-Related Underlying Funds                            4.52%
High Yield Fixed-Income Underlying Funds                        7.40%
Investment Grade Fixed-Income Underlying Funds                  4.80%
Money Market Underlying Funds                                   0.00%


    The fund's current asset allocation strategy emphasizes underlying funds that invest primarily in domestic equity securities. The fund also invests in underlying funds that invest primarily in foreign equity securities and, to a lesser extent, in underlying funds that invest primarily in fixed-income securities.
    Over time the fund's investments will become increasingly conservative, and its exposure to underlying funds that invest primarily in fixed-income securities will increase, while its exposure to underlying funds that invest primarily in domestic and foreign equity securities as well as securities of real estate-related companies will decrease. Approximately three years after the year 2040, the fund's asset allocation is anticipated to be similar to that of the AIM Independence Now Fund's asset allocation.

AIM INDEPENDENCE 2050 FUND

AIM Independence 2050 Fund's investment objective is to provide capital appreciation and current income, consistent with its current asset allocation strategy. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

    AIM Independence 2050 Fund is structured for investors whose target retirement date is around the year 2050. The fund's approximate target asset allocation as of May 1, 2008 is set forth below:



Domestic Equity Underlying Funds                               65.00%
Foreign Equity Underlying Funds                                25.00%
Real Estate-Related Underlying Funds                            5.00%
High Yield Fixed-Income Underlying Funds                        5.00%
Investment Grade Fixed-Income Underlying Funds                  0.00%
Money Market Underlying Funds                                   0.00%


    The fund's current asset allocation strategy emphasizes underlying funds that invest primarily in domestic equity securities. The fund also invests in underlying funds that invest primarily in foreign equity securities and, to a lesser extent, in underlying funds that invest primarily in fixed-income securities.
    Over time the fund's investments will become increasingly conservative, and its exposure to underlying funds that invest primarily in fixed-income securities will increase, while its exposure to underlying funds that invest primarily in domestic and foreign equity securities as well as securities of real estate-related companies will decrease. Approximately three years after the year 2050, the fund's asset allocation is anticipated to be similar to that of the AIM Independence Now Fund's asset allocation.

ALL FUNDS

The advisor uses a three-step process to create each fund's portfolio. The first step is to determine a fund's asset allocation strategy from among broad asset classes based on the fund's target retirement date, as indicated in the fund's name. The second step is to select the underlying funds to be held by a fund and to determine the target weightings of such underlying funds. The third step is the ongoing monitoring of a fund's asset class allocations, underlying funds and target weightings.
    The advisor monitors the selection of underlying funds to ensure that they continue to conform to a fund's asset class allocations and will periodically rebalance a fund's investments in the underlying funds to keep them within their target weightings. The advisor may change a fund's asset class allocations, underlying funds or target weightings in the underlying funds without shareholder approval. Each fund will generally hold between 10 and 20 underlying funds.

--------------------------------------------------------------------------------
            INDEPENDENCE NOW - INDEPENDENCE 2010 - INDEPENDENCE 2020 INDEPENDENCE 2030 - INDEPENDENCE 2040 - INDEPENDENCE 2050
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (CONTINUED)

--------------------------------------------------------------------------------


    A list of the underlying funds and their approximate target fund weightings as of May 1, 2008 is set forth below:



                          AIM               AIM               AIM               AIM               AIM               AIM
                     INDEPENDENCE      INDEPENDENCE      INDEPENDENCE      INDEPENDENCE      INDEPENDENCE      INDEPENDENCE
UNDERLYING FUND(S)     2050 FUND         2040 FUND         2030 FUND         2020 FUND         2010 FUND         NOW FUND
-----------------------------------------------------------------------------------------------------------------------------
DOMESTIC EQUITY
  UNDERLYING FUNDS
PowerShares FTSE
  RAFI US 1000
  Portfolio              12.00%            11.16%            10.05%             8.15%             7.13%             6.58%
-----------------------------------------------------------------------------------------------------------------------------
AIM Diversified
  Dividend Fund           8.00%             7.40%             6.63%             5.43%             4.68%             4.33%
-----------------------------------------------------------------------------------------------------------------------------
PowerShares
  Dynamic Large
  Cap Growth
  Portfolio               5.00%             4.64%             4.17%             3.39%             2.95%             2.71%
-----------------------------------------------------------------------------------------------------------------------------
AIM Structured
  Growth Fund             5.00%             4.64%             4.17%             3.39%             2.95%             2.71%
-----------------------------------------------------------------------------------------------------------------------------
PowerShares
  Dynamic Large
  Cap Value
  Portfolio               5.00%             4.64%             4.17%             3.39%             2.95%             2.71%
-----------------------------------------------------------------------------------------------------------------------------
AIM Structured
  Value Fund              5.00%             4.64%             4.17%             3.39%             2.95%             2.71%
-----------------------------------------------------------------------------------------------------------------------------
PowerShares FTSE
  RAFI US 1500
  Small-Mid
  Portfolio               7.50%             6.90%             6.05%             3.98%             1.46%             1.25%
-----------------------------------------------------------------------------------------------------------------------------
AIM Trimark Small
  Companies Fund          5.00%             4.64%             4.10%             2.58%             0.96%             0.76%
-----------------------------------------------------------------------------------------------------------------------------
PowerShares
  Dynamic Small
  Cap Growth
  Portfolio               6.25%             5.77%             5.08%             3.28%             1.21%             1.00%
-----------------------------------------------------------------------------------------------------------------------------
PowerShares
  Dynamic Small
  Cap Value
  Portfolio               6.25%             5.77%             5.08%             3.28%             1.21%             1.00%
-----------------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY
  UNDERLYING FUNDS
AIM International
  Growth Fund             6.50%             5.92%             5.12%             3.40%             2.40%             1.91%
-----------------------------------------------------------------------------------------------------------------------------
PowerShares FTSE
  RAFI Developed
  Markets ex-U.S.
  Portfolio               6.00%             5.76%             5.38%             4.08%             2.41%             2.00%
-----------------------------------------------------------------------------------------------------------------------------
AIM International
  Core Equity Fund        2.50%             2.24%             1.92%             1.57%             0.96%             0.75%
-----------------------------------------------------------------------------------------------------------------------------
PowerShares
  International
  Dividend
  Achievers
  Portfolio               5.00%             4.64%             4.14%             3.01%             1.93%             1.58%
-----------------------------------------------------------------------------------------------------------------------------
PowerShares FTSE
  RAFI Developed
  Markets ex-U.S.
  Small-Mid
  Portfolio               5.00%             4.52%             3.90%             2.70%             0.00%             0.00%
-----------------------------------------------------------------------------------------------------------------------------
REAL
  ESTATE-RELATED
  UNDERLYING FUNDS
AIM Global Real
  Estate Fund             5.00%             4.52%             3.60%             0.00%             0.00%             0.00%
-----------------------------------------------------------------------------------------------------------------------------
AIM Real Estate
  Fund                    0.00%             0.00%             0.30%             2.70%             0.00%             0.00%
-----------------------------------------------------------------------------------------------------------------------------
AIM Select Real
  Estate Income
  Fund                    0.00%             0.00%             0.00%             0.30%             3.00%             3.00%
-----------------------------------------------------------------------------------------------------------------------------
HIGH YIELD
  FIXED-INCOME
  UNDERLYING FUNDS
AIM High Yield
  Fund                    5.00%             7.40%             9.90%             8.50%             3.76%             2.66%
-----------------------------------------------------------------------------------------------------------------------------
AIM Floating Rate
  Fund                    0.00%             0.00%             0.30%             3.20%             5.12%             5.67%
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE
  FIXED-INCOME
  UNDERLYING FUNDS
AIM International
  Total Return
  Fund                    0.00%             0.00%             0.25%             2.60%             3.53%             3.67%
-----------------------------------------------------------------------------------------------------------------------------
AIM Core Bond Fund        0.00%             4.80%            11.30%            22.95%            22.47%            22.33%
-----------------------------------------------------------------------------------------------------------------------------
AIM Short Term
  Bond Fund               0.00%             0.00%             0.25%             3.45%            12.72%            16.02%
-----------------------------------------------------------------------------------------------------------------------------
AIM U.S.
  Government Fund         0.00%             0.00%             0.00%             1.30%            12.22%             8.65%
-----------------------------------------------------------------------------------------------------------------------------
AIM Limited
  Maturity
  Treasury Fund           0.00%             0.00%             0.00%             0.00%             0.48%             2.68%
-----------------------------------------------------------------------------------------------------------------------------
MONEY MARKET
  UNDERLYING FUNDS
Liquid Assets
  Portfolio               0.00%             0.00%             0.00%             0.00%             0.60%             3.35%
-----------------------------------------------------------------------------------------------------------------------------
TOTAL                      100%              100%              100%              100%              100%              100%
-----------------------------------------------------------------------------------------------------------------------------





  Note: Target fund weightings are rounded to the nearest hundredths and may not add to 100% due to rounding. See Statement of Additional Information for exact target weightings.

    Each fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. Each fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. A fund may take a temporary defensive position when

--------------------------------------------------------------------------------
            INDEPENDENCE NOW - INDEPENDENCE 2010 - INDEPENDENCE 2020 INDEPENDENCE 2030 - INDEPENDENCE 2040 - INDEPENDENCE 2050
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (CONTINUED)

--------------------------------------------------------------------------------

it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect a fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of a fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, a fund may not achieve its investment objective.
    Once the asset allocation of each of AIM Independence 2010 Fund, AIM Independence 2020 Fund, AIM Independence 2030 Fund, AIM Independence 2040 Fund and AIM Independence 2050 Fund (each, a target date fund) has become similar to the asset allocation of the AIM Independence Now Fund, the Board of Trustees may approve combining each such target date fund with the AIM Independence Now Fund if they determine that such a combination is in the best interests of the target date fund's shareholders. Such a combination will result in the shareholders of the target date fund owning shares of AIM Independence Now Fund rather than their target date fund. The advisor expects such a combination to occur within three years after a target date fund's target retirement date, as indicated in its name. Shareholders of the target date funds do not have the power to vote on whether to approve these combinations, although they will be provided with advance notice in writing of any combination affecting their target date funds.
    The following chart displays how the advisor expects the assets allocations for the funds to change as their target retirement dates approach. The actual asset allocations for the funds may differ from those shown in the chart below.

                                    (CHART)

    The following table is intended to help investors select an appropriate fund in which to invest, based upon their target retirement date.

TARGET
RETIREMENT DATE                                                          FUND
---------------                                                          ----
Retire before 2010                                            AIM Independence Now Fund
2010 -- 2014                                                  AIM Independence 2010 Fund
2015 -- 2024                                                  AIM Independence 2020 Fund
2025 -- 2034                                                  AIM Independence 2030 Fund
2035 -- 2044                                                  AIM Independence 2040 Fund
2045 -- 2054                                                  AIM Independence 2050 Fund

RISKS

RISKS RELATED TO ALL FUNDS

The principal risks of investing in the funds are:
    Fund of Funds Risk--Each fund pursues its investment objective by investing its assets in underlying funds rather than investing directly in stocks, bonds, cash or other investments. Each fund's investment performance depends on the investment performance of the underlying funds in which it invests. An investment in a fund, because it is a fund of funds, is subject to the risks associated with investments in the underlying funds in which the fund invests. Each fund will indirectly pay a proportional share of the asset-based fees of the underlying funds in which it invests.
    There is a risk that the advisor's evaluations and assumptions regarding a fund's broad asset classes or the underlying funds in which a fund invests may be incorrect based on actual market conditions. In addition, at times the segment of the market represented by an underlying fund may be out of favor and under perform other segments (e.g. growth stocks). There is a risk that a fund will vary from the target weightings in the

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            INDEPENDENCE NOW - INDEPENDENCE 2010 - INDEPENDENCE 2020
           INDEPENDENCE 2030 - INDEPENDENCE 2040 - INDEPENDENCE 2050
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (CONTINUED)

--------------------------------------------------------------------------------

underlying funds due to factors such as market fluctuations. There can be no assurance that the underlying funds will achieve their investment objectives, and the performance of the underlying funds may be lower than the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the fund. If that were to occur, a fund might be forced to withdraw its investment from the underlying fund at a time that is unfavorable to the fund.

    The advisor has the ability to select and substitute the underlying funds in which the funds invest, and may be subject to potential conflicts of interest in selecting underlying funds because the advisor and/or PowerShares Capital, the advisor for PowerShares ETFs and an affiliate of the advisor, may receive higher fees from certain underlying funds than others. However, as a fiduciary to each fund, the advisor is required to act in the funds' best interest when selecting underlying funds.


    Exchange-Traded Funds Risk--An investment by a fund in PowerShares ETFs generally presents the same primary risks as an investment in an AIM mutual fund. In addition, PowerShares ETFs may be subject to the following risks that do not apply to AIM mutual funds: (i) the market price of a PowerShares ETF's shares may trade above or below their net asset value; (ii) an active trading market for a PowerShares ETF's shares may not develop or be maintained; (iii) trading of a PowerShares ETF's shares may be halted if the listing exchange's officials deem such action appropriate; (iv) PowerShares ETFs are not actively managed and may not fulfill their objective of tracking the performance of the index they seek to track; (v) PowerShares ETFs would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the PowerShares ETF seeks to track, and
(vi) the value of an investment in PowerShares ETFs will decline, more or less, in correlation with any decline in the value of the index they seek to track.


    In addition, a significant percentage of certain PowerShares ETFs may be comprised of issuers in a single industry or sector of the economy. If the PowerShares ETF is focused on an industry or sector, it may present more risks than if it were broadly diversified over numerous industries or sectors of the economy.


    Because each fund is a fund of funds, each fund is subject to the risks associated with the underlying funds in which it invests. The risks of an investment in the underlying funds are set forth below:



AIM INDEPENDENCE NOW FUND

    Market Risk--The prices of securities held by the underlying funds may decline in response to certain events, including those directly involving the companies whose securities are owned by the underlying funds; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.
    Market Capitalization Risk--Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. Small and mid-sized companies tend to be more vulnerable to adverse developments and more volatile than larger companies. Investments in small and mid-sized companies may involve special risks, including those associated with dependence on a small management group, little or no operating history, little or no track record of success, and limited product lines, markets and financial resources. Also, there may be less publicly available information about the issuers of the securities or less market interest in such securities than in the case of larger companies, each of which can cause significant price volatility. The securities of small and mid-sized companies may be illiquid, restricted as to resale, or may trade less frequently and in smaller volume than more widely held securities, which may make it difficult for an underling fund to establish or close out a position in these securities at prevailing market prices.
    Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its prices, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality may result in bankruptcy for the issuer and permanent loss of investment.
    Foreign Securities Risk--The dollar value of an underlying fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of an underlying fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.
    Derivatives Risk--The value of "derivatives"--so-called because their value "derives" from the value of an underlying asset (including an underlying security), reference rate or index--may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. Derivatives may be used to create a synthetic exposure to an underlying asset or to hedge portfolio risk. If the fund uses derivatives to "hedge" a portfolio risk, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the fund's portfolio. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the fund.

--------------------------------------------------------------------------------
            INDEPENDENCE NOW - INDEPENDENCE 2010 - INDEPENDENCE 2020 INDEPENDENCE 2030 - INDEPENDENCE 2040 - INDEPENDENCE 2050
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (CONTINUED)

--------------------------------------------------------------------------------


    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
    Interest Rate Risk--Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular bond, the greater is its prices sensitivity to interest rate changes. Similarly, a longer duration portfolio of securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.
    Leverage Risk--If the fund borrows money to finance investments, it is engaging in a practice known as "leveraging." Leveraging may result from ordinary borrowings, or may be inherent in the structure of certain fund investments such as derivatives. If the prices of those investments decrease, or if the cost of borrowing exceeds any increases in the prices of those investments, the net asset value of the fund's shares will decrease faster than if the fund had not used leverage. To repay borrowings, the fund may have to sell investments at a time and at a price that is unfavorable to the fund. Interest on borrowings is an expense the fund would not otherwise incur. There can be no assurance that the fund will use leverage or should the fund use leverage, that the fund's leverage strategy will be successful.
    Active Trading Risk--Certain of the funds may engage in active and frequent trading of portfolio securities to achieve their investment objective. If an underlying fund does trade in this way, it may incur increased costs, which can lower the actual return of the underlying fund. Active trading may also increase short term gains and losses, which may affect the taxes that must be paid.
    U.S. Government Obligations Risk--The fund invests in obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issue to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association; (iii) supported by the discretionary authority for the U.S. Government to purchase the issuer's obligation, such as those of the former Student Loan Marketing Association; or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to the U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.
    High-Coupon U.S. Government Agency Mortgage-Backed Securities Risk--These provide a higher coupon at the time of purchase than current prevailing market interest rates. The fund may purchase such securities at a premium. If these securities experience a faster principal prepayment rate than expected, both the market value of and income from such securities will decrease. The prices of high-coupon U.S. Government agency mortgage-backed securities fall more slowly when interest rates rise than do prices of traditional fixed-rate securities. Some of the securities purchased by the fund are not guaranteed by the U.S. Government. The issuer of a security may default or otherwise by unable to honor a financial obligation.
    Reinvestment Risk--Reinvestment risk is the risk that a bond's cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond. If interest rates decline, the underlying bond may rise in value, but the cash flows received from that bond may have to be invested at a lower interest rate.
    Dollar Roll Transaction Risk--In a dollar roll transaction, the fund sells a mortgage-backed security held by the fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. Dollar roll transactions involve the risk that the market value of the securities retained by the fund may decline below the price of the securities that the fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files bankruptcy or becomes insolvent, the fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the fund's obligation to repurchase the securities.
    Reverse Repurchase Agreement Risk--Reverse repurchase agreements are agreements that involve the sale by the fund of securities to financial institutions such as banks and broker-dealers, with an agreement that the fund will repurchase the securities at an agreed upon price and date. Reverse repurchase agreements involve the risk that the market value of securities to be purchased by the fund may decline below the price at which the fund is obligated to repurchase the securities, or that the other party may default on its obligation, so that the fund is delayed or prevented from completing the transaction. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the fund's obligation to repurchase the securities.
    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.

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            INDEPENDENCE NOW - INDEPENDENCE 2010 - INDEPENDENCE 2020
           INDEPENDENCE 2030 - INDEPENDENCE 2040 - INDEPENDENCE 2050
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (CONTINUED)

--------------------------------------------------------------------------------


AIM INDEPENDENCE 2010 FUND

    Market Risk--The prices of securities held by the underlying funds may decline in response to certain events, including those directly involving the companies whose securities are owned by the underlying funds; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.
    Market Capitalization Risk--Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. Small and mid-sized companies tend to be more vulnerable to adverse developments and more volatile than larger companies. Investments in small and mid-sized companies may involve special risks, including those associated with dependence on a small management group, little or no operating history, little or no track record of success, and limited product lines, markets and financial resources. Also, there may be less publicly available information about the issuers of the securities or less market interest in such securities than in the case of larger companies, each of which can cause significant price volatility. The securities of small and mid-sized companies may be illiquid, restricted as to resale, or may trade less frequently and in smaller volume than more widely held securities, which may make it difficult for an underling fund to establish or close out a position in these securities at prevailing market prices.
    Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its prices, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality may result in bankruptcy for the issuer and permanent loss of investment.
    Foreign Securities Risk--The dollar value of an underlying fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of an underlying fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.
    Derivatives Risk--The value of "derivatives"--so-called because their value "derives" from the value of an underlying asset (including an underlying security), reference rate or index--may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. Derivatives may be used to create a synthetic exposure to an underlying asset or to hedge portfolio risk. If the fund uses derivatives to "hedge" a portfolio risk, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the fund's portfolio. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the fund.
    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
    Interest Rate Risk--Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular bond, the greater is its prices sensitivity to interest rate changes. Similarly, a longer duration portfolio of securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.
    Leverage Risk--If the fund borrows money to finance investments, it is engaging in a practice known as "leveraging." Leveraging may result from ordinary borrowings, or may be inherent in the structure of certain fund investments such as derivatives. If the prices of those investments decrease, or if the cost of borrowing exceeds any increases in the prices of those investments, the net asset value of the fund's shares will decrease faster than if the fund had not used leverage. To repay borrowings, the fund may have to sell investments at a time and at a price that is unfavorable to the fund. Interest on borrowings is an expense the fund would not otherwise incur. There can be no assurance that the fund will use leverage or should the fund use leverage, that the fund's leverage strategy will be successful.
    Active Trading Risk--Certain of the funds may engage in active and frequent trading of portfolio securities to achieve their investment objective. If an underlying fund does trade in this way, it may incur increased costs, which can lower the actual return of the underlying fund. Active trading may also increase short term gains and losses, which may affect the taxes that must be paid.
    U.S. Government Obligations Risk--The fund invests in obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issue to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association; (iii) supported by the discretionary authority for the U.S. Government to purchase the issuer's obligation, such as those of the former Student Loan Marketing Association; or (iv) supported only by the credit of the issuer,

--------------------------------------------------------------------------------
            INDEPENDENCE NOW - INDEPENDENCE 2010 - INDEPENDENCE 2020 INDEPENDENCE 2030 - INDEPENDENCE 2040 - INDEPENDENCE 2050
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (CONTINUED)

--------------------------------------------------------------------------------


such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to the U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.
    High-Coupon U.S. Government Agency Mortgage-Backed Securities Risk--These provide a higher coupon at the time of purchase than current prevailing market interest rates. The fund may purchase such securities at a premium. If these securities experience a faster principal prepayment rate than expected, both the market value of and income from such securities will decrease. The prices of high-coupon U.S. Government agency mortgage-backed securities fall more slowly when interest rates rise than do prices of traditional fixed-rate securities. Some of the securities purchased by the fund are not guaranteed by the U.S. Government. The issuer of a security may default or otherwise by unable to honor a financial obligation.
    Reinvestment Risk--Reinvestment risk is the risk that a bond's cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond. If interest rates decline, the underlying bond may rise in value, but the cash flows received from that bond may have to be invested at a lower interest rate.
    Dollar Roll Transaction Risk--In a dollar roll transaction, the fund sells a mortgage-backed security held by the fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. Dollar roll transactions involve the risk that the market value of the securities retained by the fund may decline below the price of the securities that the fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files bankruptcy or becomes insolvent, the fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the fund's obligation to repurchase the securities.
    Reverse Repurchase Agreement Risk--Reverse repurchase agreements are agreements that involve the sale by the fund of securities to financial institutions such as banks and broker-dealers, with an agreement that the fund will repurchase the securities at an agreed upon price and date. Reverse repurchase agreements involve the risk that the market value of securities to be purchased by the fund may decline below the price at which the fund is obligated to repurchase the securities, or that the other party may default on its obligation, so that the fund is delayed or prevented from completing the transaction. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the fund's obligation to repurchase the securities.
    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.



AIM INDEPENDENCE 2020 FUND

    Market Risk--The prices of securities held by the underlying funds may decline in response to certain events, including those directly involving the companies whose securities are owned by the underlying funds; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.
    Market Capitalization Risk--Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. Small and mid-sized companies tend to be more vulnerable to adverse developments and more volatile than larger companies. Investments in small and mid-sized companies may involve special risks, including those associated with dependence on a small management group, little or no operating history, little or no track record of success, and limited product lines, markets and financial resources. Also, there may be less publicly available information about the issuers of the securities or less market interest in such securities than in the case of larger companies, each of which can cause significant price volatility. The securities of small and mid-sized companies may be illiquid, restricted as to resale, or may trade less frequently and in smaller volume than more widely held securities, which may make it difficult for an underling fund to establish or close out a position in these securities at prevailing market prices.
    Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its prices, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality may result in bankruptcy for the issuer and permanent loss of investment.
    Foreign Securities Risk--The dollar value of an underlying fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of an underlying fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

--------------------------------------------------------------------------------
            INDEPENDENCE NOW - INDEPENDENCE 2010 - INDEPENDENCE 2020 INDEPENDENCE 2030 - INDEPENDENCE 2040 - INDEPENDENCE 2050
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (CONTINUED)

--------------------------------------------------------------------------------


    Derivatives Risk--The value of "derivatives"--so-called because their value "derives" from the value of an underlying asset (including an underlying security), reference rate or index--may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. Derivatives may be used to create a synthetic exposure to an underlying asset or to hedge portfolio risk. If the fund uses derivatives to "hedge" a portfolio risk, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the fund's portfolio. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the fund.
    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
    Interest Rate Risk--Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular bond, the greater is its prices sensitivity to interest rate changes. Similarly, a longer duration portfolio of securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.
    High Yield Risk--High yield risk is a form of credit risk. High yield bonds or "junk bonds" are bonds rated below investment grade or deemed to be of comparable quality. They are considered to be speculative investments with greater risk of failure to make timely payment of interest and principal (to default on their contractual obligations) than their investment grade counterparts. High yield bonds may exhibit increased price sensitivity and reduced liquidity generally and particularly during times of economic downturn or volatility in the capital markets.
    Developing Markets Securities Risk--The risk associated with investments in foreign securities may affect the value of securities issued by foreign companies located in developing countries more than those in countries with more mature economies. For example, many developing countries, in the past, have experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.
    Leverage Risk--If the fund borrows money to finance investments, it is engaging in a practice known as "leveraging." Leveraging may result from ordinary borrowings, or may be inherent in the structure of certain fund investments such as derivatives. If the prices of those investments decrease, or if the cost of borrowing exceeds any increases in the prices of those investments, the net asset value of the fund's shares will decrease faster than if the fund had not used leverage. To repay borrowings, the fund may have to sell investments at a time and at a price that is unfavorable to the fund. Interest on borrowings is an expense the fund would not otherwise incur. There can be no assurance that the fund will use leverage or should the fund use leverage, that the fund's leverage strategy will be successful.
    Active Trading Risk--Certain of the funds may engage in active and frequent trading of portfolio securities to achieve their investment objective. If an underlying fund does trade in this way, it may incur increased costs, which can lower the actual return of the underlying fund. Active trading may also increase short term gains and losses, which may affect the taxes that must be paid.
    U.S. Government Obligations Risk--The fund invests in obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issue to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association; (iii) supported by the discretionary authority for the U.S. Government to purchase the issuer's obligation, such as those of the former Student Loan Marketing Association; or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to the U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.
    High-Coupon U.S. Government Agency Mortgage-Backed Securities Risk--These provide a higher coupon at the time of purchase than current prevailing market interest rates. The fund may purchase such securities at a premium. If these securities experience a faster principal prepayment rate than expected, both the market value of and income from such securities will decrease. The prices of high-coupon U.S. Government agency mortgage-backed securities fall more slowly when interest rates rise than do prices of traditional fixed-rate securities. Some of the securities purchased by the fund are not guaranteed by the U.S. Government. The issuer of a security may default or otherwise by unable to honor a financial obligation.
    Reinvestment Risk--Reinvestment risk is the risk that a bond's cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond. If interest rates decline, the underlying bond may rise in value, but the cash flows received from that bond may have to be invested at a lower interest rate.
    Dollar Roll Transaction Risk--In a dollar roll transaction, the fund sells a mortgage-backed security held by the fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. Dollar roll transactions involve the risk that the market value of the securities retained by the fund may decline below the price of the securities that the fund has sold but is obligated to repurchase under the agreement. In the event the buyer

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           INDEPENDENCE 2030 - INDEPENDENCE 2040 - INDEPENDENCE 2050
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INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (CONTINUED)

--------------------------------------------------------------------------------


of securities under a dollar roll transaction files bankruptcy or becomes insolvent, the fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the fund's obligation to repurchase the securities.
    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.



AIM INDEPENDENCE 2030 FUND

    Market Risk--The prices of securities held by the underlying funds may decline in response to certain events, including those directly involving the companies whose securities are owned by the underlying funds; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.
    Market Capitalization Risk--Stocks fall into three broad market capitalization categories --large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. Small and mid-sized companies tend to be more vulnerable to adverse developments and more volatile than larger companies. Investments in small and mid-sized companies may involve special risks, including those associated with dependence on a small management group, little or no operating history, little or no track record of success, and limited product lines, markets and financial resources. Also, there may be less publicly available information about the issuers of the securities or less market interest in such securities than in the case of larger companies, each of which can cause significant price volatility. The securities of small and mid-sized companies may be illiquid, restricted as to resale, or may trade less frequently and in smaller volume than more widely held securities, which may make it difficult for an underling fund to establish or close out a position in these securities at prevailing market prices.
    Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its prices, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality may result in bankruptcy for the issuer and permanent loss of investment.
    Foreign Securities Risk--The dollar value of an underlying fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of an underlying fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.
    Derivatives Risk--The value of "derivatives"--so-called because their value "derives" from the value of an underlying asset (including an underlying security), reference rate or index--may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. Derivatives may be used to create a synthetic exposure to an underlying asset or to hedge portfolio risk. If the fund uses derivatives to "hedge" a portfolio risk, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the fund's portfolio. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the fund.
    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
    Interest Rate Risk--Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular bond, the greater is its prices sensitivity to interest rate changes. Similarly, a longer duration portfolio of securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.
    High Yield Risk--High yield risk is a form of credit risk. High yield bonds or "junk bonds" are bonds rated below investment grade or deemed to be of comparable quality. They are considered to be speculative investments with greater risk of failure to make timely payment of interest and principal (to default on their contractual obligations) than their investment grade counterparts. High yield bonds may exhibit increased price sensitivity and reduced liquidity generally and particularly during times of economic downturn or volatility in the capital markets.
    Developing Markets Securities Risk--The risk associated with investments in foreign securities may affect the value of securities issued by foreign companies located in developing countries more than those in countries with more mature economies. For example, many developing countries, in the past, have experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.


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           INDEPENDENCE 2030 - INDEPENDENCE 2040 - INDEPENDENCE 2050
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INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (CONTINUED)

--------------------------------------------------------------------------------


    Leverage Risk--If the fund borrows money to finance investments, it is engaging in a practice known as "leveraging." Leveraging may result from ordinary borrowings, or may be inherent in the structure of certain fund investments such as derivatives. If the prices of those investments decrease, or if the cost of borrowing exceeds any increases in the prices of those investments, the net asset value of the fund's shares will decrease faster than if the fund had not used leverage. To repay borrowings, the fund may have to sell investments at a time and at a price that is unfavorable to the fund. Interest on borrowings is an expense the fund would not otherwise incur. There can be no assurance that the fund will use leverage or should the fund use leverage, that the fund's leverage strategy will be successful.
    Active Trading Risk--Certain of the funds may engage in active and frequent trading of portfolio securities to achieve their investment objective. If an underlying fund does trade in this way, it may incur increased costs, which can lower the actual return of the underlying fund. Active trading may also increase short term gains and losses, which may affect the taxes that must be paid.
    U.S. Government Obligations Risk--The fund invests in obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issue to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association; (iii) supported by the discretionary authority for the U.S. Government to purchase the issuer's obligation, such as those of the former Student Loan Marketing Association; or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to the U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.
    High-Coupon U.S. Government Agency Mortgage-Backed Securities Risk--These provide a higher coupon at the time of purchase than current prevailing market interest rates. The fund may purchase such securities at a premium. If these securities experience a faster principal prepayment rate than expected, both the market value of and income from such securities will decrease. The prices of high-coupon U.S. Government agency mortgage-backed securities fall more slowly when interest rates rise than do prices of traditional fixed-rate securities. Some of the securities purchased by the fund are not guaranteed by the U.S. Government. The issuer of a security may default or otherwise by unable to honor a financial obligation.
    Convertible Securities Risk--The values of convertible securities in which an underlying fund may invest will be affected by market interest rates, the risk that the issue may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, because these types of securities pay fixed interest and dividends, their value may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and a price that is unfavorable to the underlying fund.
    Reinvestment Risk--Reinvestment risk is the risk that a bond's cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond. If interest rates decline, the underlying bond may rise in value, but the cash flows received from that bond may have to be invested at a lower interest rate.
    Dollar Roll Transaction Risk--In a dollar roll transaction, the fund sells a mortgage-backed security held by the fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. Dollar roll transactions involve the risk that the market value of the securities retained by the fund may decline below the price of the securities that the fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files bankruptcy or becomes insolvent, the fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the fund's obligation to repurchase the securities.
    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.



AIM INDEPENDENCE 2040 FUND

    Market Risk--The prices of securities held by the underlying funds may decline in response to certain events, including those directly involving the companies whose securities are owned by the underlying funds; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.
    Market Capitalization Risk--Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. Small and mid-sized companies tend to be more vulnerable to adverse developments and more volatile than larger companies. Investments in small and mid-sized companies may involve special risks, including those associated with dependence on a small management group, little or no operating history, little or no track record of success, and limited product lines, markets and financial resources. Also, there may be less publicly available information about the issuers of the securities or less market interest in such securities than in the case of larger companies, each of which can cause significant price volatility. The securities of small and mid-sized companies may be illiquid, restricted as to resale, or may trade less frequently and in smaller volume than more widely held securities, which may make it difficult for an underling fund to establish or close out a position in these securities at prevailing market prices.


                                        17
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           INDEPENDENCE 2030 - INDEPENDENCE 2040 - INDEPENDENCE 2050
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (CONTINUED)

--------------------------------------------------------------------------------


    Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its prices, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality may result in bankruptcy for the issuer and permanent loss of investment.
    Foreign Securities Risk--The dollar value of an underlying fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of an underlying fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.
    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
    Interest Rate Risk--Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular bond, the greater is its prices sensitivity to interest rate changes. Similarly, a longer duration portfolio of securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.
    High Yield Risk--High yield risk is a form of credit risk. High yield bonds or "junk bonds" are bonds rated below investment grade or deemed to be of comparable quality. They are considered to be speculative investments with greater risk of failure to make timely payment of interest and principal (to default on their contractual obligations) than their investment grade counterparts. High yield bonds may exhibit increased price sensitivity and reduced liquidity generally and particularly during times of economic downturn or volatility in the capital markets.
    Developing Markets Securities Risk--The risk associated with investments in foreign securities may affect the value of securities issued by foreign companies located in developing countries more than those in countries with more mature economies. For example, many developing countries, in the past, have experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.
    Leverage Risk--If the fund borrows money to finance investments, it is engaging in a practice known as "leveraging." Leveraging may result from ordinary borrowings, or may be inherent in the structure of certain fund investments such as derivatives. If the prices of those investments decrease, or if the cost of borrowing exceeds any increases in the prices of those investments, the net asset value of the fund's shares will decrease faster than if the fund had not used leverage. To repay borrowings, the fund may have to sell investments at a time and at a price that is unfavorable to the fund. Interest on borrowings is an expense the fund would not otherwise incur. There can be no assurance that the fund will use leverage or should the fund use leverage, that the fund's leverage strategy will be successful.
    Active Trading Risk--Certain of the funds may engage in active and frequent trading of portfolio securities to achieve their investment objective. If an underlying fund does trade in this way, it may incur increased costs, which can lower the actual return of the underlying fund. Active trading may also increase short term gains and losses, which may affect the taxes that must be paid.
    Convertible Securities Risk--The values of convertible securities in which an underlying fund may invest will be affected by market interest rates, the risk that the issue may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, because these types of securities pay fixed interest and dividends, their value may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and a price that is unfavorable to the underlying fund.
    Reinvestment Risk--Reinvestment risk is the risk that a bond's cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond. If interest rates decline, the underlying bond may rise in value, but the cash flows received from that bond may have to be invested at a lower interest rate.
    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.



AIM INDEPENDENCE 2050 FUND

    Market Risk--The prices of securities held by the underlying funds may decline in response to certain events, including those directly involving the companies whose securities are owned by the underlying funds; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.


                                        18
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           INDEPENDENCE 2030 - INDEPENDENCE 2040 - INDEPENDENCE 2050
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (CONTINUED)

--------------------------------------------------------------------------------


    Market Capitalization Risk--Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. Small and mid-sized companies tend to be more vulnerable to adverse developments and more volatile than larger companies. Investments in small and mid-sized companies may involve special risks, including those associated with dependence on a small management group, little or no operating history, little or no track record of success, and limited product lines, markets and financial resources. Also, there may be less publicly available information about the issuers of the securities or less market interest in such securities than in the case of larger companies, each of which can cause significant price volatility. The securities of small and mid-sized companies may be illiquid, restricted as to resale, or may trade less frequently and in smaller volume than more widely held securities, which may make it difficult for an underling fund to establish or close out a position in these securities at prevailing market prices.
    Foreign Securities Risk--The dollar value of an underlying fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of an underlying fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.
    Developing Markets Securities Risk--The risk associated with investments in foreign securities may affect the value of securities issued by foreign companies located in developing countries more than those in countries with more mature economies. For example, many developing countries, in the past, have experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.
    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
    Convertible Securities Risk--The values of convertible securities in which an underlying fund may invest will be affected by market interest rates, the risk that the issue may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, because these types of securities pay fixed interest and dividends, their value may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and a price that is unfavorable to the underlying fund.


DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

Each fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for each fund is available at http://www.invescoaim.com. To reach this information, access a fund's overview page on the website. Links to the following fund information are located in the upper right side of this website page:

---------------------------------------------------------------------------------------------------------------------------------
                                                    APPROXIMATE DATE OF                          INFORMATION REMAINS
INFORMATION                                           WEBSITE POSTING                             POSTED ON WEBSITE
---------------------------------------------------------------------------------------------------------------------------------
 Top ten holdings as of month-end        15 days after month-end                      Until posting of the following month's top
                                                                                      ten holdings
---------------------------------------------------------------------------------------------------------------------------------
 Complete portfolio holdings as of       30 days after calendar quarter-end           For one year
 calendar quarter-end
---------------------------------------------------------------------------------------------------------------------------------

A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio holdings is available in the funds' Statement of Additional Information, which is available at http://www.invescoaim.com.

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS


Invesco Aim Advisors, Inc. serves as the funds' investment advisor and manages the investment operations of the funds and has agreed to perform or arrange for the performance of the funds' day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the funds, encompassing a broad range of investment objectives.


    The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the funds and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the funds:

    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at Bleichstrasse 60-62, Frankfurt, Germany 60313, which has acted as an investment advisor since 1998.

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FUND MANAGEMENT (CONTINUED)

--------------------------------------------------------------------------------

    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.
    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.
    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.
    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at One Midtown Plaza, 1360 Peachtree Street, N.E., Suite 100, Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.
    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.
    Invesco Institutional (N.A.), Inc. (Invesco Institutional), located at One Midtown Plaza, 1360 Peachtree Street, N.E., Suite 100, Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.
    Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.

    AIM Funds Management Inc. (AFMI), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1994. AFMI anticipates changing its name to Invesco Trimark Investment Management Inc. on or prior to December 31, 2008.

    AIM Floating Rate Fund, one of the underlying funds of AIM Independence Now Fund, AIM Independence 2010 Fund and AIM Independence 2020 Fund, along with numerous unrelated funds and financial institutions, has been named as a defendant in two private civil lawsuits filed in the United States Bankruptcy Court, Southern District of New York. (Enron Corp. v. J.P. Morgan Securities, Inc., et al., Case No. 01-16034 (AJG) and Adelphia Communications Corp. and its Affiliate Debtors in Possession and Official Committee of Unsecured Creditors of Adelphia v. Bank of America, individually and as Agent for various Banks Party to Credit Agreements, et. al., Case No. 02-41729). These lawsuits seek, respectively, avoidance of certain payments made by Enron Corp. and avoidance of certain loans of Adelphia Communications Corp. The Enron lawsuit alleges that payments made to the fund and other creditors to prepay and/or redeem certain commercial paper prior to its maturity were preferential transfers. The amount sought to be recovered from the fund in the Enron lawsuit is the aggregate amount of the repurchases of Enron's commercial paper from the fund during the 90 days prior to the filing by Enron of a bankruptcy petition (approximately $10 million) plus interest and Enron's court costs. The Adelphia lawsuit alleges that the purchasers of Adelphia's bank debt knew, or should have known, that the loan proceeds would not benefit Adelphia, but instead would be used to enrich Adelphia insiders. The amount sought to be recovered from the fund in the Adelphia lawsuit is not specified in such lawsuit. Adelphia has also filed a bankruptcy petition. Accordingly, any recoveries by the plaintiffs in these lawsuits may result in a corresponding claim against the respective bankruptcy estate, which may be paid in part through distributions under a plan of reorganization to the extent the claim is allowed under such plan.
    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain AIM funds, INVESCO Funds Group, Inc. (IFG)(the former investment advisor to certain AIM funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors)(the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.
    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.
    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

The advisor does not receive a management fee from the funds.

    Invesco Aim, not the fund, pays sub-advisory fees, if any.


    A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement of the funds is available in the funds' most recent report to shareholders for the six-month period ended June 30.


PORTFOLIO MANAGER

The funds are not actively managed, however, Gary K. Wendler, Director of Product Line Strategy and Investment Services for an affiliate of the advisor, assisted by a group of research professionals, determines the asset class allocation, underlying fund selections and target weightings for the funds. He has been responsible for the funds since their inception in 2007 and has been associated with the advisor and/or its affiliates since 1995.

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FUND MANAGEMENT (CONTINUED)

--------------------------------------------------------------------------------

    The underlying funds are index exchange-traded funds managed by an investment professional or mutual funds actively managed by investment professionals.
    The funds' Statement of Additional Information provides additional information about the portfolio manager's investments in the funds, a description of his compensation structure, and information regarding other accounts he manages.

OTHER INFORMATION
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

Each of the funds expect that its distributions, if any, will consist of both capital gains and ordinary income.

DIVIDENDS

AIM Independence Now Fund generally declares and pays dividends, if any, quarterly. AIM Independence 2010 Fund, AIM Independence 2020 Fund, AIM Independence 2030 Fund, AIM Independence 2040 Fund and AIM Independence 2050 Fund generally declare and pay dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS


The funds generally distribute long-term and short-term capital gains, if any, annually, but may declare and pay capital gains distributions more than once per year as permitted by law.


SUITABILITY FOR INVESTORS

The Institutional Classes of the funds are intended for use by institutional investors. Shares of the Institutional Classes of the funds are available for banks and trust companies acting in a fiduciary or similar capacity, bank and trust company common and collective trust funds, banks and trust companies investing for their own account, entities acting for the account of a public entity (e.g. Taft-Hartley funds, states, cities or government agencies), defined benefit plans, endowments, foundations and defined contribution plans offered pursuant to Sections 401, 457, 403(a), or 403(b) or (c) of the Internal Revenue Code (the "Code") (defined contribution plans offered pursuant to Section 403(b) must be sponsored by a Section 501(c)(3) organization). For defined contribution plans for which the sponsor has combined defined contribution and defined benefit assets of at least $100 million there is no minimum initial investment requirement, otherwise the minimum initial investment requirement for defined contribution plans is $10 million. There is no minimum initial investment requirement for defined benefit plans, and the minimum initial investment requirement for all other investors for which the Institutional Classes of the funds are available is $1 million.
    The Institutional Classes of the funds are designed to be convenient and economical vehicles in which institutions can invest in a portfolio of equity securities. An investment in the funds may relieve the institution of many of the investment and administrative burdens encountered when investing in equity securities directly. These include: selection and diversification of portfolio investments; surveying the market for the best price at which to buy and sell; valuation of portfolio securities; receipt, delivery and safekeeping of securities; and portfolio recordkeeping.

--------------------------------------------------------------------------------
            INDEPENDENCE NOW - INDEPENDENCE 2010 - INDEPENDENCE 2020 INDEPENDENCE 2030 - INDEPENDENCE 2040 - INDEPENDENCE 2050
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand each fund's financial performance. Certain information reflects financial results for a single fund share.
    The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each fund (assuming reinvestment of all dividends and distributions).

    This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each fund's financial statements, is included in the fund's annual report, which is available upon request.



AIM INDEPENDENCE NOW FUND




                                                                INSTITUTIONAL
                                                                    CLASS
                                                                -------------
                                                                 JANUARY 31,
                                                                    2007
                                                                (COMMENCEMENT
                                                                  DATE) TO
                                                                DECEMBER 31,
                                                                    2007
                                                                -------------
Net asset value, beginning of period                               $10.02
-----------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                           0.43
-----------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)            (0.07)
=============================================================================
    Total from investment operations                                 0.36
=============================================================================
Less distributions:
  Dividends from net investment income                              (0.56)
-----------------------------------------------------------------------------
  Distributions from net realized gains                             (0.04)
=============================================================================
    Total distributions                                             (0.60)
=============================================================================
Net asset value, end of period                                     $ 9.78
_____________________________________________________________________________
=============================================================================
Total return(b)                                                      3.74%
_____________________________________________________________________________
=============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $   52
_____________________________________________________________________________
=============================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements(c)                  0.16%
-----------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements(c)              28.35%
=============================================================================
Estimated acquired fund fees from underlying funds(d)                0.68%
=============================================================================
Ratio of net investment income to average net assets(c)              4.66%
_____________________________________________________________________________
=============================================================================
Portfolio turnover rate(e)                                             27%
_____________________________________________________________________________
=============================================================================


(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $457,891, $178,632, $55,375, $51,389 and $58,624 for Class A, Class B, Class C, Class
    R and Institutional Class shares, respectively.
(d) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

--------------------------------------------------------------------------------
            INDEPENDENCE NOW - INDEPENDENCE 2010 - INDEPENDENCE 2020 INDEPENDENCE 2030 - INDEPENDENCE 2040 - INDEPENDENCE 2050
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

AIM INDEPENDENCE 2010 FUND



                                                                INSTITUTIONAL
                                                                    CLASS
                                                                -------------
                                                                 JANUARY 31,
                                                                    2007
                                                                (COMMENCEMENT
                                                                  DATE) TO
                                                                DECEMBER 31,
                                                                    2007
                                                                -------------
Net asset value, beginning of period                               $10.02
-----------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                           0.45
-----------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)            (0.07)
=============================================================================
    Total from investment operations                                 0.38
=============================================================================
Less distributions:
  Dividends from net investment income                              (0.35)
-----------------------------------------------------------------------------
  Distributions from net realized gains                             (0.02)
=============================================================================
    Total distributions                                             (0.37)
=============================================================================
Net asset value, end of period                                     $10.03
_____________________________________________________________________________
=============================================================================
Total return(b)                                                      3.87%
_____________________________________________________________________________
=============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $   52
_____________________________________________________________________________
=============================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements(c)                  0.17%
-----------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements(c)              16.02%
=============================================================================
Estimated acquired fund fees from underlying funds(d)                0.70%
=============================================================================
Ratio of net investment income to average net assets(c)              4.75%
_____________________________________________________________________________
=============================================================================
Portfolio turnover rate(e)                                             15%
_____________________________________________________________________________
=============================================================================


(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $839,688, $201,947, $283,419, $64,445 and $51,554 for Class A, Class B, Class C, Class
    R and Institutional Class shares, respectively.
(d) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

--------------------------------------------------------------------------------
            INDEPENDENCE NOW - INDEPENDENCE 2010 - INDEPENDENCE 2020 INDEPENDENCE 2030 - INDEPENDENCE 2040 - INDEPENDENCE 2050
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

AIM INDEPENDENCE 2020 FUND



                                                                INSTITUTIONAL
                                                                    CLASS
                                                                -------------
                                                                 JANUARY 31,
                                                                    2007
                                                                (COMMENCEMENT
                                                                  DATE) TO
                                                                DECEMBER 31,
                                                                    2007
                                                                -------------
Net asset value, beginning of period                               $10.02
-----------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                           0.43
-----------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)            (0.15)
=============================================================================
    Total from investment operations                                 0.28
=============================================================================
Less distributions:
  Dividends from net investment income                              (0.26)
-----------------------------------------------------------------------------
  Distributions from net realized gains                             (0.05)
=============================================================================
    Total distributions                                             (0.31)
=============================================================================
Net asset value, end of period                                     $ 9.99
_____________________________________________________________________________
=============================================================================
Total return(b)                                                      2.80%
_____________________________________________________________________________
=============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $   12
_____________________________________________________________________________
=============================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements(c)                  0.25%
-----------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements(c)               9.67%
=============================================================================
Estimated acquired fund fees from underlying funds(d)                0.78%
=============================================================================
Ratio of net investment income to average net assets(c)              4.58%
_____________________________________________________________________________
=============================================================================
Portfolio turnover rate(e)                                             37%
_____________________________________________________________________________
=============================================================================


(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $1,481,116, $540,062, $183,052, $121,013 and $40,377 for Class A, Class B, Class C,
    Class R and Institutional Class shares, respectively.
(d) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

--------------------------------------------------------------------------------
            INDEPENDENCE NOW - INDEPENDENCE 2010 - INDEPENDENCE 2020 INDEPENDENCE 2030 - INDEPENDENCE 2040 - INDEPENDENCE 2050
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

AIM INDEPENDENCE 2030 FUND



                                                                INSTITUTIONAL
                                                                    CLASS
                                                                -------------
                                                                 JANUARY 31,
                                                                    2007
                                                                (COMMENCEMENT
                                                                  DATE) TO
                                                                DECEMBER 31,
                                                                    2007
                                                                -------------
Net asset value, beginning of period                               $10.02
-----------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                           0.37
-----------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     (0.15)
=============================================================================
    Total from investment operations                                 0.22
=============================================================================
Less distributions:
  Dividends from net investment income                              (0.29)
-----------------------------------------------------------------------------
  Distributions from net realized gains                             (0.05)
=============================================================================
    Total distributions                                             (0.34)
=============================================================================
Net asset value, end of period                                     $ 9.90
_____________________________________________________________________________
=============================================================================
Total return(b)                                                      2.23%
_____________________________________________________________________________
=============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $   12
_____________________________________________________________________________
=============================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements(c)                  0.25%
-----------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements(c)              13.07%
=============================================================================
Estimated acquired fund fees from underlying funds(d)                0.80%
=============================================================================
Ratio of net investment income to average net assets(c)              3.85%
_____________________________________________________________________________
=============================================================================
Portfolio turnover rate(e)                                             31%
_____________________________________________________________________________
=============================================================================


(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges, if any, and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $902,202, $454,393, $224,363, $114,187 and $40,467, for Class A, Class B, Class C,
    Class R and Institutional Class, respectively.
(d) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

--------------------------------------------------------------------------------
            INDEPENDENCE NOW - INDEPENDENCE 2010 - INDEPENDENCE 2020 INDEPENDENCE 2030 - INDEPENDENCE 2040 - INDEPENDENCE 2050
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

AIM INDEPENDENCE 2040 FUND



                                                                INSTITUTIONAL
                                                                    CLASS
                                                                -------------
                                                                 JANUARY 31,
                                                                    2007
                                                                (COMMENCEMENT
                                                                  DATE) TO
                                                                DECEMBER 31,
                                                                    2007
                                                                -------------
Net asset value, beginning of period                               $10.02
-----------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                           0.34
-----------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     (0.14)
=============================================================================
    Total from investment operations                                 0.20
=============================================================================
Less distributions:
  Dividends from net investment income                              (0.29)
-----------------------------------------------------------------------------
  Distributions from net realized gains                             (0.09)
=============================================================================
    Total distributions                                             (0.38)
=============================================================================
Net asset value, end of period                                     $ 9.84
_____________________________________________________________________________
=============================================================================
Total return(b)                                                      2.03%
_____________________________________________________________________________
=============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $   51
_____________________________________________________________________________
=============================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements(c)                  0.28%
-----------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements(c)              21.86%
=============================================================================
Estimated acquired fund fees from underlying funds(d)                0.81%
=============================================================================
Ratio of net investment income to average net assets(c)              3.53%
_____________________________________________________________________________
=============================================================================
Portfolio turnover rate(e)                                             20%
_____________________________________________________________________________
=============================================================================


(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges, if any, and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $509,497, $304,499, $93,289, $69,535 and $51,819, for Class A, Class B, Class C, Class
    R and Institutional Class, respectively.
(d) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

--------------------------------------------------------------------------------
            INDEPENDENCE NOW - INDEPENDENCE 2010 - INDEPENDENCE 2020 INDEPENDENCE 2030 - INDEPENDENCE 2040 - INDEPENDENCE 2050
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

AIM INDEPENDENCE 2050 FUND



                                                                INSTITUTIONAL
                                                                    CLASS
                                                                -------------
                                                                 JANUARY 31,
                                                                    2007
                                                                (COMMENCEMENT
                                                                  DATE) TO
                                                                DECEMBER 31,
                                                                    2007
                                                                -------------
Net asset value, beginning of period                               $10.02
-----------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                           0.31
-----------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     (0.14)
=============================================================================
    Total from investment operations                                 0.17
=============================================================================
Less distributions:
  Dividends from net investment income                              (0.30)
-----------------------------------------------------------------------------
  Distributions from net realized gains                             (0.10)
=============================================================================
    Total distributions                                             (0.40)
=============================================================================
Net asset value, end of period                                     $ 9.79
_____________________________________________________________________________
=============================================================================
Total return(b)                                                      1.78%
_____________________________________________________________________________
=============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $   51
_____________________________________________________________________________
=============================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements(c)                  0.28%
-----------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements(c)              24.12%
=============================================================================
Estimated acquired fund fees from underlying funds(d)                0.82%
=============================================================================
Ratio of net investment income to average net assets(c)              3.27%
_____________________________________________________________________________
=============================================================================
Portfolio turnover rate(e)                                             20%
_____________________________________________________________________________
=============================================================================


(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges, if any, and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $640,741, $112,067, $100,676, $55,112 and $51,828, for Class A, Class B, Class C,
    Class R and Institutional Class, respectively.
(d) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                       THE AIM FUNDS - INSTITUTIONAL CLASS

General Information

In addition to the fund, Invesco Aim serves as investment advisor to many other mutual funds. The following information is about the Institutional Classes of these funds, which are offered to certain eligible institutional investors.

PURCHASING SHARES

If you hold your shares through a financial advisor or other intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution's policies.

SHARES SOLD WITHOUT SALES CHARGES

You will not pay an initial or contingent deferred sales charge on purchases of any Institutional Class shares.

MINIMUM INVESTMENTS

The minimum investments for Institutional Class accounts are as follows:

                                                      INITIAL      ADDITIONAL
TYPE OF ACCOUNT                                     INVESTMENTS   INVESTMENTS
---------------                                     -----------   -----------
Defined Benefit Plans or Platform Sponsors for
   Defined Contribution Plans                            $0        no minimum
Banks acting in a fiduciary or similar capacity,
   Collective and Common Trust Funds, Banks and
   Broker-Dealers acting for their own account or
   Foundations and Endowments                         1 million    no minimum
Defined Contribution Plans (Corporate, Non-profit
   or Governmental)                                  10 million    no minimum

HOW TO PURCHASE SHARES

PURCHASE OPTIONS

                        OPENING AN ACCOUNT                                       ADDING TO AN ACCOUNT
                        ------------------                                       --------------------
Through a Financial     Contact your financial advisor or intermediary.          Contact your financial advisor or
Advisor or other        The financial advisor or intermediary should mail your   intermediary.
Intermediary            completed account application to the transfer agent,
                        Invesco Aim Investment Services, Inc.,
                        P.O. Box 0843,
                        Houston, TX 77210-0843.
                        The financial advisor or intermediary should call the
                        transfer agent at (800) 659-1005 to receive a
                        reference number.
                        Then, use the following wire instructions:

                        Beneficiary Bank
                        ABA/Routing #: 021000021
                        Beneficiary Account Number: 00100366732
                        Beneficiary Account Name: Invesco Aim Investment
                                                  Services, Inc.
                        RFB: Fund Name, Reference #
                        OBI: Your Name, Account #

By Telephone and Wire   Open your account through a financial advisor or         Call the transfer agent at (800) 659-1005
                        intermediary as described above.                         and wire payment for your purchase order
                                                                                 in accordance with the wire instructions
                                                                                 listed above.

     Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the fund verify and record your identifying information.

AUTOMATIC DIVIDEND AND DISTRIBUTION INVESTMENT

All of your dividends and distributions may be paid in cash or reinvested in the same fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund.

REDEEMING SHARES

HOW TO REDEEM SHARES

Through a Financial       Contact your financial advisor or intermediary
Advisor or Other          (including your retirement plan administrator).
Intermediary              Redemption proceeds will be sent in accordance with
                          the wire instructions specified in the account
                          application provided to the transfer agent. The
                          transfer agent must receive your financial advisor's
                          or intermediary's call before the close of the
                          customary trading session of the New York Stock
                          Exchange (NYSE) on days the NYSE is open for business
                          in order to effect the redemption at that day's
                          closing price.

By Telephone              A person who has been authorized in the account
                          application to effect transactions may make
                          redemptions by telephone. You must call the transfer
                          agent before the close of the customary trading
                          session of the NYSE on days the NYSE is open for
                          business in order to effect the redemption at that
                          day's closing price.

INSTCL-5/08

                       THE AIM FUNDS - INSTITUTIONAL CLASS

TIMING AND METHOD OF PAYMENT

We normally will send out redemption proceeds within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent). If your request is not in good order, we may require additional documentation in order to redeem your shares. Payment may be postponed in cases where the Securities and Exchange Commission (SEC) declares an emergency or normal trading is halted on the NYSE.

     If you redeem by telephone, we will transmit the amount of redemption proceeds electronically to your pre-authorized bank account.

     We use reasonable procedures to confirm that instructions communicated via telephone are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS INITIATED BY THE FUNDS

If the fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

REDEMPTION FEES

Certain funds impose a 2% redemption fee (on redemption proceeds) if you redeem or exchange shares within 31 days of purchase. Please refer to the applicable fund's prospectus to determine whether that fund imposes a redemption fee. As of the date of this prospectus, the following funds impose redemption fees:

AIM China Fund
AIM Developing Markets Fund
AIM Floating Rate Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Real Estate Fund
AIM Global Small & Mid Cap Growth Fund
AIM Global Value Fund
AIM High Yield Fund
AIM International Allocation Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund
AIM International Total Return Fund
AIM Japan Fund
AIM Trimark Fund

     The redemption fee will be retained by the fund from which you are redeeming or exchanging shares, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed on a first-in, first-out basis which means that you will redeem shares in the order of their purchase.

     Redemption fees generally will not be charged in the following circumstances:

- Redemptions and exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to assess the redemption fees.

- Redemptions and exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, variable insurance contracts or separately managed qualified default investment alternative vehicles maintained pursuant to Section 404(c)(5) of the Employee Retirement Income Security Act of 1974, as amended (ERISA), which use the funds as underlying investments.

- Redemptions and exchanges effectuated pursuant to an intermediary's automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans.

- Redemptions requested within 31 days following the death or post-purchase disability of an account owner.

-    Redemptions or exchanges initiated by a fund.

     The following shares are not subject to redemption fees, irrespective of whether they are redeemed in accordance with any of the exceptions set forth above:

-    Shares acquired through the reinvestment of dividends and distributions.

- Shares acquired in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan or individual retirement account (IRA) to the trustee or custodian of another employee benefit plan or IRA.

     Shares held by employee benefit plans will only be subject to redemption fees if the shares were acquired by exchange and are redeemed by exchange within 31 days of purchase.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the

                       THE AIM FUNDS - INSTITUTIONAL CLASS

funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

     Your financial advisor or other intermediary may charge service fees for handling redemption transactions.

EXCHANGING SHARES

You may, under most circumstances, exchange Institutional Class shares in one fund for Institutional Class shares of another fund. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Before requesting an exchange, review the prospectus of the fund you wish to acquire.

     All exchanges are subject to the limitations set forth in the prospectuses of the funds. If you wish to exchange shares of one fund for those of another fund, you must consult the prospectus of the fund whose shares you wish to acquire to determine whether the fund is offering shares to new investors and whether you are eligible to acquire shares of that fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

     Under unusual market conditions, a fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time. The fund or Invesco Aim Distributors, Inc. ("Invesco Aim Distributors") will provide you with notice of such modification or termination if it is required to do so by law.

LIMIT ON THE NUMBER OF EXCHANGES

You will generally be limited to four exchanges out of a fund per calendar year; provided, however, that the following transactions will not count toward the exchange limitation:

- Exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to apply the exchange limitation.

- Exchanges of shares held by funds of funds and insurance company separate accounts which use the funds as underlying investments.

- Exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs.

- Exchanges initiated by a fund or by the trustee, administrator or other fiduciary of an employee benefit plan (not in response to distribution or exchange instructions received from a plan participant).

- If you acquire shares in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan or IRA to the trustee or custodian of a new employee benefit plan or IRA, your first reallocation of those assets will not count toward the exchange limitation.

     Each fund reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if the fund, or its designated agent, believes that granting such exceptions would be consistent with the best interests of shareholders.

     If you exchange shares of one fund for shares of multiple other funds as part of a single transaction, that transaction is counted as one exchange out of a fund.

RIGHTS RESERVED BY THE FUNDS

Each fund and its agent reserves the right at any time to:

-    Reject or cancel all or any part of any purchase or exchange order.

- Modify any terms or conditions related to the purchase, redemption or exchange of shares of any fund.

- Suspend, change or withdraw all or any part of the offering made by this Prospectus.

PAYMENTS TO FINANCIAL ADVISORS

Invesco Aim Distributors or one or more of its corporate affiliates (collectively, Invesco Aim Affiliates) may make cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These cash payments may include cash payments and other payments for certain marketing and support services. Invesco Aim Affiliates make these payments from their own resources. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with Invesco Aim Affiliates.

     Invesco Aim Affiliates make payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits Invesco Aim Affiliates receive when they make these payments include, among other things, placing the fund on the financial advisor's funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). Invesco Aim Affiliates compensate financial advisors differently depending typically on

                       THE AIM FUNDS - INSTITUTIONAL CLASS

the level and/or type of considerations provided by the financial advisor. The payments Invesco Aim Affiliates make may be calculated based on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.10% of the public offering price of all shares sold by the financial advisor during the particular period. Payments may also be calculated based on the average daily net assets of the applicable funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. Invesco Aim Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

     Invesco Aim Affiliates are motivated to make these payments as they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, Invesco Aim Affiliates benefit from the incremental management and other fees paid to Invesco Aim Affiliates by the funds with respect to those assets.

     Invesco Aim Affiliates also may make payments to certain financial advisors for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency or sub-accounting agreement. All fees payable by Invesco Aim Affiliates under this category of services are charged back to the funds, subject to certain limitations approved by the funds' Boards of Trustees (collectively, the Board).

     You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from Invesco Aim Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY (MARKET TIMING) DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Board has adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

     Invesco Aim Affiliates currently use the following tools designed to discourage excessive short-term trading in the funds:

-    Trade activity monitoring.

-    Trading guidelines.

-    Redemption fees on trades in certain funds.

- The use of fair value pricing consistent with procedures approved by the Board.

     Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

     AIM Limited Maturity Treasury Fund. The Board of AIM Limited Maturity Treasury Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of such fund's shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions and determined that those risks were minimal. Nonetheless, to the extent that AIM Limited Maturity Treasury Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, AIM Limited Maturity Treasury Fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the fund for the following reasons:

- Many investors use AIM Limited Maturity Treasury Fund as a short-term investment alternative and should be able to purchase and redeem shares regularly and frequently.

- One of the advantages of AIM Limited Maturity Treasury Fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of AIM Limited Maturity Treasury Fund will be detrimental to the continuing operations of such fund.

TRADE ACTIVITY MONITORING

Invesco Aim Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Invesco Aim Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts. Invesco Aim

                       THE AIM FUNDS - INSTITUTIONAL CLASS

Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

     The ability of Invesco Aim Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

TRADING GUIDELINES

If you exceed four exchanges out of a fund per calendar year, or a fund or an Invesco Aim Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders.

     The ability of Invesco Aim Affiliates to monitor exchanges made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEES

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 31 days of purchase. For more information on this redemption fee, see "Redeeming Shares--Redemption Fees" section of this prospectus.

     The ability of a fund to assess a redemption fee on redemptions effectuated through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board. . The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

     Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Invesco Aim determines that the closing price of the security is unreliable, Invesco Aim will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

     Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

     Invesco Aim may use indications of fair value from pricing services approved by the Board. In other circumstances, the Invesco Aim Valuation Committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, Invesco Aim routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

     Specific types of securities are valued as follows:

     Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

     Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If

                       THE AIM FUNDS - INSTITUTIONAL CLASS

market quotations are not available or are unreliable, Invesco Aim will value the security at fair value in good faith using procedures approved by the Board.

     Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that Invesco Aim determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Invesco Aim also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco Aim believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco Aim will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

     Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

     Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the Invesco Aim valuation committee will fair value the security using procedures approved by the Board.

     Short-term Securities. The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM High Income Municipal Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

     Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

     Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

     Open-end Funds. To the extent a fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

     Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day.

     For financial reporting purposes and shareholder transactions on the last day of the fiscal quarter, transactions are normally accounted for on a trade date basis. For purposes of executing shareholder transactions in the normal course of business (other than shareholder transactions at a fiscal period-end), each fund's portfolio securities transactions are recorded no later than the first business day following the trade date.

TIMING OF ORDERS

You can purchase, exchange or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year.

     Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. Exchanges of shares for shares of another fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax. A fund that is expected to have higher turnover than that of other funds is more likely to generate short-term gain or loss. If a fund does recognize short-term capital gain, it will distribute those gains as ordinary income dividends, which will be subject to tax at a shareholder's tax rate for ordinary income.

     Investors in tax-exempt funds should read the information under the heading "Other Information--Suitability of Investors" in the applicable fund's prospectus.

     The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Code, IRAs and Roth IRAs. You should consult your tax advisor before investing.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the funds and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the funds' investments. Each fund's annual report also discusses the market conditions and investment strategies that significantly affected each fund's performance during its last fiscal year. Each fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. Each fund's most recent portfolio holdings, as filed on Form N-Q, are also available at http://www.invescoaim.com.


If you have questions about the funds, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the funds' current SAI or annual or semiannual reports, please contact us by mail at Invesco Aim Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or

BY TELEPHONE:       (800) 959-4246

ON THE INTERNET:    You can send us a request by e-mail or download
                    prospectuses, SAIs, annual or semiannual reports via our
                    website: http://www.invescoaim.com

You can also review and obtain copies of the funds' SAI, financial reports, the funds' Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM Independence Now Fund
   AIM Independence 2010 Fund
   AIM Independence 2020 Fund
   AIM Independence 2030 Fund
   AIM Independence 2040 Fund
   AIM Independence 2050 Fund
   SEC 1940 Act file number: 811-02699
----------------------------------------

invescoaim.com     IND-PRO-2

                                                 [INVESCO AIM LOGO APPEARS HERE]
                                                         --Service Mark--

                                  STATEMENT OF
                             ADDITIONAL INFORMATION

                                AIM GROWTH SERIES
                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919

                                   ----------

THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO EACH PORTFOLIO (EACH A "FUND," COLLECTIVELY THE "FUNDS") OF AIM GROWTH SERIES LISTED BELOW. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, AND IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES FOR THE FUNDS LISTED BELOW. WHEN ISSUED, PORTIONS OF EACH FUND'S FINANCIAL STATEMENTS WILL BE INCORPORATED INTO THIS STATEMENT OF ADDITIONAL INFORMATION BY REFERENCE TO SUCH FUND'S MOST RECENT ANNUAL REPORT TO SHAREHOLDERS. YOU MAY OBTAIN, WITHOUT CHARGE, A COPY OF ANY PROSPECTUS AND/OR ANNUAL REPORT FOR ANY FUND LISTED BELOW FROM AN AUTHORIZED DEALER OR BY WRITING TO:

                      INVESCO AIM INVESTMENT SERVICES, INC.
                                  P.O. BOX 4739
                            HOUSTON, TEXAS 77210-4739

                          OR BY CALLING (800) 959-4246
                     OR ON THE INTERNET: WWW.INVESCOAIM.COM

                                   ----------

THIS STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 2008, RELATES TO THE CLASS A, CLASS B, CLASS C, CLASS R AND INSTITUTIONAL CLASS SHARES OF THE FOLLOWING PROSPECTUSES:

           FUND                 DATED
--------------------------   -----------
AIM INDEPENDENCE NOW FUND    MAY 1, 2008
AIM INDEPENDENCE 2010 FUND   MAY 1, 2008
AIM INDEPENDENCE 2020 FUND   MAY 1, 2008
AIM INDEPENDENCE 2030 FUND   MAY 1, 2008
AIM INDEPENDENCE 2040 FUND   MAY 1, 2008
AIM INDEPENDENCE 2050 FUND   MAY 1, 2008

                                AIM GROWTH SERIES
                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

                                                                                           PAGE
GENERAL INFORMATION ABOUT THE TRUST.....................................................      1
   Fund History.........................................................................      1
   Shares of Beneficial Interest........................................................      1
DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS................................      4
   Classification.......................................................................      4
   Investment Strategies and Risks......................................................      5
      Equity Investments................................................................      6
      Foreign Investments...............................................................      7
      Exchange Traded Funds.............................................................      9
      Debt Investments..................................................................     10
      Other Investments.................................................................     19
      Investment Techniques.............................................................     23
      Derivatives.......................................................................     29
   Fund Policies........................................................................     37
   Temporary Defensive Positions........................................................     40
   Policies and Procedures for Disclosure of Fund Holdings..............................     40
MANAGEMENT OF THE TRUST.................................................................     42
   Board of Trustees....................................................................     42
   Management Information...............................................................     43
      Trustee Ownership of Fund Shares..................................................     46
   Compensation.........................................................................     46
      Retirement Plan For Trustees......................................................     46
      Deferred Compensation Agreements..................................................     47
      Purchases of Class A Shares of the Funds at Net Asset Value.......................     47
   Codes of Ethics......................................................................     47
   Proxy Voting Policies................................................................     47
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.....................................     48
INVESTMENT ADVISORY AND OTHER SERVICES..................................................     48
   Investment Advisor...................................................................     48
   Investment Sub-Advisors..............................................................     49
   Portfolio Managers...................................................................     50
   Service Agreements...................................................................     50
   Other Service Providers..............................................................     50
BROKERAGE ALLOCATION AND OTHER PRACTICES................................................     51
   Brokerage Transactions...............................................................     51
   Commissions..........................................................................     52
   Broker Selection.....................................................................     52
   Directed Brokerage (Research Services)...............................................     55
   Allocation of Portfolio Transactions.................................................     55
   Allocation of Initial Public Offering ("IPO") Transactions...........................     56
PURCHASE, REDEMPTION AND PRICING OF SHARES..............................................     56
   Transactions through Financial Intermediaries........................................     56
   Purchase and Redemption of Shares....................................................     57
   Institutional Class Shares...........................................................     75
   Offering Price.......................................................................     76
   Redemptions In Kind..................................................................     78

   Backup Withholding...................................................................     78
DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS................................................     79
   Dividends and Distributions..........................................................     79
   Tax Matters..........................................................................     80
DISTRIBUTION OF SECURITIES..............................................................     88
   Distribution Plans...................................................................     88
   Distributor..........................................................................     90
FINANCIAL STATEMENTS....................................................................     91
PENDING LITIGATION......................................................................     91
APPENDICES:
RATINGS OF DEBT SECURITIES..............................................................    A-1
PERSONS TO WHOM INVESCO AIM PROVIDES NON-PUBLIC PORTFOLIO HOLDINGS ON AN ONGOING BASIS..    B-1
TRUSTEES AND OFFICERS...................................................................    C-1
TRUSTEE COMPENSATION TABLE..............................................................    D-1
PROXY POLICIES AND PROCEDURES...........................................................    E-1
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.....................................    F-1
PORTFOLIO MANAGERS......................................................................    G-1
ADMINISTRATIVE SERVICES FEES............................................................    H-1
CERTAIN FINANCIAL ADVISORS THAT RECEIVE ONE OR MORE TYPES OF PAYMENTS...................    I-1
AMOUNTS PAID TO INVESCO AIM DISTRIBUTORS, INC PURSUANT TO DISTRIBUTION PLANS............    J-1
ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS...........................    K-1
TOTAL SALES CHARGES.....................................................................    L-1
PENDING LITIGATION ALLEGING MARKET TIMING...............................................    M-1

                       GENERAL INFORMATION ABOUT THE TRUST

FUND HISTORY

          AIM Growth Series (the "Trust") is a Delaware statutory trust which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust currently consists of seventeen separate portfolios: AIM Basic Value Fund, AIM Conservative Allocation Fund, AIM Global Equity Fund, AIM Growth Allocation Fund, AIM Income Allocation Fund, AIM Independence Now Fund, AIM Independence 2010 Fund, AIM Independence 2020 Fund, AIM Independence 2030 Fund, AIM Independence 2040 Fund, AIM Independence 2050 Fund, AIM International Allocation Fund, AIM Mid Cap Core Equity Fund, AIM Moderate Allocation Fund, AIM Moderate Growth Allocation Fund, AIM Moderately Conservative Allocation Fund and AIM Small Cap Growth Fund (each a "Fund" and collectively, the "Funds"). This Statement of Additional Information relates solely to AIM Independence Now Fund, AIM Independence 2010 Fund, AIM Independence 2020 Fund, AIM Independence 2030 Fund, AIM Independence 2040 Fund and AIM Independence 2050 Fund (each an "Independence Fund" and collectively, the "Independence Funds"). Under the Amended and Restated Agreement and Declaration of Trust, dated September 14, 2005, as amended (the "Trust Agreement"), the Board of Trustees of the Trust (the "Board") is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.

          The Trust was originally organized on February 19, 1985 as a Massachusetts business trust. The Trust reorganized as a Delaware business trust on May 29, 1998. The following Funds were included in the reorganization: AIM Basic Value Fund, AIM Mid Cap Core Equity Fund and AIM Small Cap Growth Fund. All historical financial and other information contained in this Statement of Additional Information for periods prior to May 29, 1998 relating to these Funds (or a class thereof) is that of the predecessor funds (or the corresponding class thereof) of GT Global Growth Series, the Trust's predecessor. Effective June 5, 2000, AIM Basic Value Fund no longer invests all of its investable assets in the Value Portfolio and directly invests in the securities in which it previously indirectly invested by virtue of its interests in the Value Portfolio. Effective September 11, 2000, AIM Small Cap Growth Fund no longer invests all of its investable assets in the Small Cap Portfolio and directly invests in the securities in which it previously indirectly invested by virtue of its interests in the Small Cap Portfolio. Prior to September 8, 1998, AIM Basic Value Fund was known as AIM America Value Fund and AIM Small Cap Growth Fund was known as AIM Small Cap Equity Fund. Prior to July 1, 2002, AIM Mid Cap Core Equity Fund was known as AIM Mid Cap Equity Fund (which was known as AIM Mid Cap Growth Fund prior to September 8, 1998). Prior to March 31, 2004, AIM Global Equity Fund was known as AIM Global Trends Fund. AIM Global Equity Fund succeeded to the assets and assumed the liabilities of a series portfolio with a corresponding name (the "Predecessor Fund") of AIM Series Trust, a Delaware statutory trust, on November 4, 2003. All historical information and other information contained in this Statement of Additional Information for periods prior to November 4, 2003, relating to AIM Global Equity Fund (or a class thereof) is that of the Predecessor Fund (or a corresponding class thereof). Prior to April 29, 2005, AIM Growth Allocation Fund was known as AIM Aggressive Allocation Fund. Each of the other Funds commenced operations as a series of the Trust.

SHARES OF BENEFICIAL INTEREST

          Shares of beneficial interest of the Trust are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge) at the option of the shareholder or at the option of the Trust in certain circumstances.

          The Trust allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate Fund. These assets constitute the underlying assets of each Fund, are segregated on the Trust's books of account, and are charged with the expenses of such Fund and its respective classes. The Trust allocates any general expenses of the Trust not readily identifiable as belonging to a particular Fund by or under the direction of the Board, primarily on the basis of relative net assets, or other relevant factors.

          Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board. Each Independence Fund offers the following separate classes of shares:

                                                                     INSTITUTIONAL
FUND                         CLASS A   CLASS B   CLASS C   CLASS R       CLASS
--------------------------   -------   -------   -------   -------   -------------
AIM Independence Now Fund       X         X         X         X            X
AIM Independence 2010 Fund      X         X         X         X            X
AIM Independence 2020 Fund      X         X         X         X            X
AIM Independence 2030 Fund      X         X         X         X            X
AIM Independence 2040 Fund      X         X         X         X            X
AIM Independence 2050 Fund      X         X         X         X            X


          This Statement of Additional Information relates solely to the Class A, Class B, Class C, Class R and Institutional Class shares, if applicable, of the Independence Funds. The Institutional Class shares are intended for use by certain eligible institutional investors, including the following:


          - banks and trust companies acting in a fiduciary or similar capacity;

          -    bank and trust company common and collective trust funds;

          -    banks and trust companies investing for their own account;

          - entities acting for the account of a public entity (e.g. Taft-Hartley funds, states, cities or government agencies);

          -    retirement plans;

          - platform sponsors with which Invesco Aim Distributors, Inc. ("Invesco Aim Distributors")has entered into an agreement;

          -    proprietary asset allocation funds; and

          - Invesco Aim Management Group, Inc. ("Invesco Aim Management") and its affiliates.

          Each class of shares represents interests in the same portfolio of investments. Differing sales charges and expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class.

          Each share of a Fund generally has the same voting, dividend, liquidation and other rights; however, each class of shares of a Fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses. Only shareholders of a specific class may vote on matters relating to that class' distribution plan.


          Because Class B shares automatically convert to Class A shares on or about month-end which is at least eight years after the date of purchase, the Funds' Agreement and Declaration of Trust requires that Class B shareholders must also approve any material increase in distribution fees submitted to Class A or shareholders of that Fund. A pro rata portion of shares from reinvested dividends and distributions convert along with the Class B shares.


          Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of a Fund. However, on matters affecting an individual Fund or class of shares, a separate vote of shareholders of that Fund or class is required. Shareholders of a Fund or class are not entitled to vote on any matter which does not affect that Fund or class but that requires a separate vote of another Fund or class. An example of a matter that would be voted on separately by shareholders of each Fund is the approval of the advisory agreement with Invesco Aim Advisors, Inc. ("Invesco Aim"), and an example of a matter that would be voted on separately by shareholders of each class of shares is approval of the distribution plans. When issued, shares of each Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any trustees.


          Under Delaware law, shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is a remote possibility, however, that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund is unable to meet its obligations and the complaining party is not held to be bound by the disclaimer.


          The trustees and officers of the Trust will not be liable for any act, omission or obligation of the Trust or any trustee or officer; however, a trustee or officer is not protected against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust ("Disabling Conduct"). The Trust's Bylaws generally provide for indemnification by the Trust of the trustees, the officers and employees or agents of the Trust, provided that such persons have not engaged in Disabling Conduct. Indemnification does not extend to judgments or amounts paid in settlement in any actions by or in the right of the Trust. The Trust Agreement also authorizes the purchase of liability insurance on behalf of trustees and officers. The Trust's Bylaws provide for the advancement of payments of expenses to current and former trustees, officers and employees or agents of the Trust, or anyone serving at their request, in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding, expenses for which such person would be entitled to indemnification; provided that any advancement of payments would be reimbursed unless it is ultimately determined that such person is entitled to indemnification for such expenses.


          SHARE CERTIFICATES. Shareholders of the Funds do not have the right to demand or require the Trust to issue share certificates and share certificates are not issued.

            DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

CLASSIFICATION

          The Trust is an open-end management investment company. Each of the Funds is "diversified" for purposes of the 1940 Act.

          The Independence Funds are "funds of funds" which invest in other underlying funds and generally do not directly invest in the securities or use the investment techniques discussed below under "Investment Strategies and Risks."


          Following is the list of the underlying funds in which the Independence Funds invest ("Underlying Funds") and their current related target percentage allocations (the allocation percentages may not add to 100% due to rounding). The Underlying Funds in which the Independence Funds invest are mutual funds advised by Invesco Aim (such funds are referred to as the "AIM Funds") and exchange-traded funds advised by Invesco PowerShares Capital Management LLC ("PowerShares Capital"), an affiliate of Invesco Aim (such funds are referred to as the "PowerShares ETFs"). Invesco Aim and PowerShares Capital are affiliates of each other as they are both indirect wholly-owned subsidiaries of Invesco Ltd. ("Invesco"). Each Independence Fund other than the AIM Independence Now Fund will become increasingly conservative over time until approximately three years after the year specified in the Independence Fund's name. The actual percentage allocations will vary from the target weightings in the Underlying Funds due to factors such as market movements and capital flows. Invesco Aim monitors the selection of Underlying Funds to ensure that they continue to conform to a Independence Fund's current asset class allocations and rebalances an Independence Fund's investments in the Underlying Funds on a periodic basis to keep them within their target weightings. Invesco Aim may change an Independence Fund's asset class allocations, Underlying Funds or target weightings in the Underlying Funds without shareholder approval. Some portion of each Independence Fund's portfolio may be held in cash due to purchase and redemption activity and other short term cash needs and the percentage allocations do not reflect the Independence Funds' working cash balances. Cash flows will be managed to help maintain target percentage allocations.



                                                AIM            AIM            AIM            AIM            AIM           AIM
                                           INDEPENDENCE   INDEPENDENCE   INDEPENDENCE   INDEPENDENCE   INDEPENDENCE   INDEPENDENCE
                                               2050           2040           2030           2020           2010           NOW
UNDERLYING FUNDS                               FUND           FUND           FUND           FUND           FUND           FUND
----------------                           ------------   ------------   ------------   ------------   ------------   --------------
PowerShares FTSE RAFI 1000 Portfolio          12.000%        11.160%        10.050%         8.150%        7.130%           6.580%
AIM Diversified Dividend Fund                  8.000%         7.400%         6.625%         5.425%        4.675%           4.331%
PowerShares Dynamic Large Cap Growth
Portfolio                                      5.000%         4.640%         4.169%         3.394%        2.947%           2.705%
AIM Structured Growth Fund                     5.000%         4.640%         4.169%         3.394%        2.947%           2.705%
PowerShares Dynamic Large Cap Value
Portfolio                                      5.000%         4.640%         4.169%         3.394%        2.947%           2.705%
AIM Structured Value Fund                      5.000%         4.640%         4.169%         3.394%        2.947%           2.705%
PowerShares FTSE RAFI US 1500 Small-Mid
Portfolio                                      7.500%         6.900%         6.050%         3.975%        1.455%           1.249%
AIM Trimark Small Companies Fund               5.000%         4.640%         4.100%         2.575%        0.956%           0.755%
PowerShares Dynamic Small Cap Growth
Portfolio                                      6.250%         5.770%         5.075%         3.275%        1.205%           0.999%
PowerShares Dynamic Small Cap Value
Portfolio                                      6.250%         5.770%         5.075%         3.275%        1.205%           0.999%
AIM International Growth Fund                  6.500%         5.924%         5.120%         3.400%        2.395%           1.914%
PowerShares FTSE RAFI Developed Markets
ex-U.S. Portfolio                              6.000%         5.760%         5.375%         4.075%        2.410%           1.998%
AIM International Core Equity Fund             2.500%         2.236%         1.918%         1.567%        0.955%           0.749%

                                                AIM            AIM            AIM            AIM            AIM           AIM
                                           INDEPENDENCE   INDEPENDENCE   INDEPENDENCE   INDEPENDENCE   INDEPENDENCE   INDEPENDENCE
                                               2050           2040           2030           2020           2010           NOW
UNDERLYING FUNDS                               FUND           FUND           FUND           FUND           FUND           FUND
----------------------------------------   ------------   ------------   ------------   ------------   ------------   --------------
PowerShares International Dividend
Achievers Portfolio                            5.000%         4.640%         4.138%         3.013%        1.925%           1.581%
PowerShares FTSE RAFI Developed Markets
 ex-U.S. Small-Mid Portfolio                   5.000%         4.520%         3.900%         2.700%        0.000%           0.000%
AIM Global Real Estate Fund                    5.000%         4.520%         3.600%         0.000%        0.000%           0.000%
AIM Real Estate Fund                           0.000%         0.000%         0.300%         2.700%        0.000%           0.000%
AIM Select Real Estate Income Fund             0.000%         0.000%         0.000%         0.300%        3.000%           3.000%
AIM High Yield Fund                            5.000%         7.400%         9.900%         8.500%        3.760%           2.660%
AIM Floating Rate Fund                         0.000%         0.000%         0.300%         3.200%        5.120%           5.670%
AIM International Total Return Fund            0.000%         0.000%         0.250%         2.600%        3.530%           3.668%
AIM Total Return Bond Fund                     0.000%         4.800%        11.300%        22.950%       22.470%          22.333%
AIM Short Term Bond Fund                       0.000%         0.000%         0.250%         3.450%       12.720%          16.020%
AIM Intermediate Government Fund               0.000%         0.000%         0.000%         1.300%       12.220%           8.645%
AIM Limited Maturity Treasury Fund             0.000%         0.000%         0.000%         0.000%        0.480%           2.680%
Liquid Assets Portfolio                        0.000%         0.000%         0.000%         0.000%        0.600%           3.350%

   TOTAL                                     100.000%       100.000%       100.000%       100.000%      100.000%         100.000%
EQUITY/FIXED INCOME/CASH EQUIVALENT
EXPOSURE
Equity                                        95.000%        87.800%        78.000%        58.000%       39.100%          34.975%
Fixed Income                                   5.000%        12.200%        22.000%        42.000%       60.300%          61.675%
Cash Equivalents                               0.000%         0.000%         0.000%         0.000%        0.600%           3.350%

   TOTAL                                     100.000%       100.000%       100.000%       100.000%      100.000%         100.000%

ETF/MUTUAL FUND EXPOSURE
PowerShares ETF Exposure                      58.000%        53.800%        48.000%        35.250%       21.224%          18.815%
AIM Mutual Fund Exposure                      42.000%        46.200%        52.000%        64.750%       78.776%          81.185%
   TOTAL                                     100.000%       100.000%       100.000%       100.000%      100.000%         100.000%


INVESTMENT STRATEGIES AND RISKS


          Set forth below are detailed descriptions of the various types of securities and investment techniques that Invesco Aim and/or PowerShares Capital and/or Sub-Advisors (defined herein) may use in managing the Underlying Funds, as well as the risks associated with those types of securities and investment techniques. The descriptions of the types of securities and investment techniques below supplement the discussion of principal investment strategies and risks contained in each Independence Fund's Prospectus; where a particular type of security or investment technique is not discussed in an Independence Fund's Prospectus, that security or investment technique is not a principal investment strategy.



          Not all of the Underlying Funds invest in all of the types of securities or use all of the investment techniques described below, and an Underlying Fund may not invest in all of these types of securities or use all of these techniques at any one time. An Underlying Fund's transactions in a particular type of security or use of a particular technique is subject to limitations imposed by an Underlying Fund's investment objective, policies and restrictions described in that Underlying Fund's Prospectus and/or this Statement of Additional Information, as well as the federal securities laws. Invesco Aim and/or PowerShares Capital and/or the Sub-Advisors (as defined herein) may invest in other types of securities and may use other investment techniques in managing the Underlying Funds, including those described below for Underlying Funds not specifically mentioned as investing in the security or using the investment technique, as well as securities and techniques not described, subject to limitations imposed by an Underlying Fund's investment objective, policies and restrictions described in that Underlying Fund's Prospectus and/or this Statement of Additional Information, as well as the federal securities laws.

          The Underlying Funds' investment objectives, policies, strategies and practices described below are non-fundamental unless otherwise indicated.

          As stated above, the Independence Funds are "funds of funds" which invest in Underlying Funds and generally do not directly invest in the securities or use the investment techniques discussed below. The types of securities and investment techniques discussed below generally are those of the Underlying Funds.

Equity Investments

          Certain of the Underlying Funds may invest in the following types of equity investments.

          COMMON STOCK. Common stock is issued by companies principally to raise cash for business purposes and represents a residual interest in the issuing company. An Underlying Fund participates in the success or failure of any company in which it holds stock. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

          PREFERRED STOCK. Preferred stock, unlike common stock, often offers a stated dividend rate payable from a corporation's earnings. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases an issuer may offer auction rate preferred stock, which means that the dividend to be paid is set by auction and will often be reset at stated intervals. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

          Certain of the Underlying Funds will not acquire equity securities, other than preferred stocks, except when (a) attached to or included in a unit with income-generating securities that otherwise would be attractive to the Underlying Funds; (b) acquired through the exercise of equity features accompanying convertible securities held by the Underlying Funds, such as conversion or exchange privileges or warrants for the acquisition of stock or equity interests of the same or a different issuer; or (c) in the case of an exchange offer whereby the equity security would be acquired with the intention of exchanging it for a debt security issued on a "when-issued" basis.

          CONVERTIBLE SECURITIES. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into a prescribed amount of common stock or other equity securities at a specified price and time. The holder of convertible securities is entitled to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is converted.

          The value of a convertible security depends on interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. Convertible securities may be illiquid, and may be required to convert at a time and at a price that is unfavorable to an Underlying Fund.

          The Underlying Funds will invest in a convertible debt security based primarily on the characteristics of the equity security into which it converts, and without regard to the credit rating of the convertible security (even if the credit rating is below investment grade). To the extent that an Underlying Fund invests in convertible debt securities with credit ratings below investment grade, such securities may have a higher likelihood of default, although this may be somewhat offset by the convertibility feature. See also "Debt Investments
- Junk Bonds" below.

          ALTERNATIVE ENTITY SECURITIES. Companies that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities may issue equity securities that are similar to common or preferred stock of corporations.

Foreign Investments


          FOREIGN SECURITIES. Certain of the Underlying Funds may invest in foreign securities. Foreign securities are equity or debt securities issued by issuers outside the United States, and include securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or other securities representing underlying securities of foreign issuers. Depositary receipts are typically issued by a bank or trust company and evidence ownership of underlying securities issued by foreign corporations. For a discussion of ADRs and EDRs, please refer to subsection "Description of the Funds and Their Investments and Risks - Investment Strategies and Risks - Foreign Investments - ADRs and EDRs" below.


          Investments by an Underlying Fund in foreign securities, whether denominated in U.S. dollars or foreign currencies, may entail some or all of the risks set forth below. Investments by an Underlying Fund in ADRs, EDRs or similar securities also may entail some or all of the risks described below.

          Currency Risk. The value of the Underlying Funds' foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.


          Political and Economic Risk. The economies of many of the countries in which the Underlying Funds may invest may not be as developed as the United States' economy and may be subject to significantly different forces. Political or social instability and development, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Underlying Funds' investments.



          Regulatory Risk. Foreign companies may not be registered with the Securities and Exchange Commission ("SEC") and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies may not be subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Underlying Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Underlying Funds' shareholders.


          Market Risk. The securities markets in many of the countries in which the Underlying Funds invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

          Risks of Developing Countries. Developing countries are those countries that are not included in the MSCI World Index. The Underlying Funds that are AIM Funds consider various factors when determining whether a company is in a developing country, including whether (1) it is organized under the laws of a developing country; (2) it has a principal office in a developing country;
(3) it derives 50% or more of its total revenues from businesses in developing countries; or (4) its securities are traded principally on a stock exchange, or in an over-the-counter market, in a developing country. Investments in developing countries present risks greater than, and in addition to, those presented by investments in foreign issuers in general. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after investments in these currencies by the Underlying Funds. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain developing countries. Many of the developing countries' securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Underlying Funds' investments.


          FOREIGN GOVERNMENT OBLIGATIONS. Certain of the Underlying Funds may invest in debt securities of foreign governments. Debt securities issued by foreign governments are often, but not always, supported by the full faith and credit of the foreign governments, or their subdivisions, agencies or instrumentalities, that issue them. These securities involve the risks discussed above with respect to foreign securities. Additionally, the issuer of the debt or the governmental authorities that control repayment of the debt may be unwilling or unable to pay interest or repay principal when due. Political or economic changes or the balance of trade may affect a country's willingness or ability to service its debt obligations. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations, especially debt obligations issued by the governments of developing countries. Foreign government obligations of developing countries, and some structures of emerging market debt securities, both of which are generally below investment grade, are sometimes referred to as "Brady Bonds".


          FOREIGN EXCHANGE TRANSACTIONS. Certain of the Underlying Funds have authority to deal in foreign exchange between currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rates between those currencies. AIM International Total Return Fund, one of the Underlying Funds in which AIM Independence Now Fund, AIM Independence 2010 Fund, AIM Independence 2020 Fund and AIM Independence 2030 Fund invest, may also engage in foreign exchange transactions using futures or forward currency contracts for non-hedging purposes to enhance returns. An Underlying Fund may commit the same percentage of its assets to foreign exchange hedges as it can invest in foreign securities. Foreign exchange transactions include direct purchases of futures contracts with respect to foreign currency, and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward currency contracts entered into directly with another party or exchange traded futures contracts. Foreign exchange transactions also include transactions conducted on a cash or "spot" basis at the spot rate for purchasing or selling currency in the foreign currency exchange markets.


          Certain of the Underlying Funds may utilize either specific transactions ("transaction hedging") or portfolio positions ("position hedging") to hedge foreign currency exposure through foreign exchange transactions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of an Underlying Fund accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of the Underlying Fund, or the payment of dividends and distributions by the Underlying Fund. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions (or underlying portfolio security positions, such as in an ADR) denominated or quoted in a foreign currency. There can be no guarantee that these investments will be successful. Additionally, foreign exchange transactions may involve some of the risks of investments in foreign securities.


          ADRS AND EDRS. ADRs are receipts typically issued by U.S. banks. ADRs are receipts for the shares of foreign corporations that are held by the bank issuing the receipt. An ADR entitles its holder to all dividends and capital gains on the underlying foreign securities, less any fees paid to the bank. Purchasing ADRs gives a Fund the ability to purchase the functional equivalent of foreign securities without going to the foreign securities markets to do so. ADRs are bought and sold in U.S. dollars, not foreign currencies. An ADR that is "sponsored" means that the foreign corporation whose shares are represented by the ADR is actively involved in the issuance of the ADR, and generally provides material information about the corporation to the U.S. market. An "unsponsored" ADR program means that the foreign corporation whose shares are held by the bank is not obligated to disclose material information in the United States, and, therefore, the market value of the ADR may not reflect important facts known only to the foreign company. Since they mirror their underlying foreign securities, ADRs generally have the same risks as investing directly in the underlying foreign securities. EDRs are similar to ADRs, except they are typically issued by European banks or trust companies.



          FLOATING RATE CORPORATE LOANS AND CORPORATE DEBT SECURITIES OF NON-U.S. BORROWERS. AIM Floating Rate Fund, one of the Underlying Funds in which AIM Independence Now Fund, AIM Independence 2010 Fund and AIM Independence 2020 Fund invest, may invest in floating rate loans and floating rate debt securities that are made to non-U.S. borrowers, provided that the loans are U.S. dollar-denominated or otherwise provide for payment in U.S. dollars, and any such borrower meets the credit standards established by Invesco Aim and/or the AIM Floating Rate Fund's sub-advisor for U.S. borrowers. AIM Floating Rate Fund similarly may invest in floating rate loans and floating rate debt securities made to U.S. borrowers with significant non-U.S. dollar-denominated revenues, provided that the loans are U.S. dollar-denominated or otherwise provide for payment to AIM Floating Rate Fund in U.S. dollars. In all cases where the floating rate loans or floating rate debt securities are not denominated in U.S. dollars, provisions will be made for payments to the lenders, including AIM Floating Rate Fund, in U.S. dollars pursuant to foreign currency swaps. Loans to non-U.S. borrowers or U.S. borrowers with significant non-U.S. dollar denominated revenues may involve risks not typically involved in domestic investment, including fluctuation in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or al laws or restrictions applicable to such loans. There is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments in certain foreign countries, which could affect AIM Floating Rate Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment position. In addition, information with respect to non-U.S. borrowers may differ from that available for U.S. borrowers, because foreign companies are not generally subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. borrowers.



Exchange Traded Funds



          EXCHANGE TRADED FUNDS. Each Underlying Fund may purchase shares of exchange-traded funds ("ETFs"). Most ETFs are registered under the 1940 Act as investment companies. Therefore, a Fund's purchase of shares of an ETF may be subject to the restrictions on investments in other investment companies discussed under "Other Investment Companies."



          ETFs hold portfolios of securities, commodities and/or currencies that are designed to replicate, as closely as possible before expenses, the price and/or yield of (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency. The performance results of ETFs will not replicate exactly the performance of the pertinent index, basket, commodity or currency due to transaction and other expenses, including fees to service providers, borne by ETFs. ETF shares are sold and redeemed at net asset value only in large blocks called creation units and redemption units, respectively. ETF shares also may be purchased and sold in secondary market trading on national securities exchanges, which allows investors to purchase and sell ETF shares at their market price throughout the day.



          Investments in ETFs generally present the same primary risks as an investment in a conventional mutual fund that has the same investment objective, strategy and policies. Investments in ETFs further involve the same risks associated with a direct investment in the commodity or currency, or in the types of securities, commodities and/or currencies included in the indices or baskets the ETFs are designed to replicate. In addition, shares of an ETF may trade at a market price that is higher or lower than their net asset value and an active trading market in such shares may not develop or continue. Moreover, trading of an ETF's shares may be halted if the listing exchange's officials deem such action to be appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally. Finally, there can be no assurance that the portfolio of securities, commodities and/or currencies purchased by an ETF will replicate a particular index or basket or price of a commodity or currency.


Debt Investments

          U.S. GOVERNMENT OBLIGATIONS. Certain of the Underlying Funds may invest in U.S. Government obligations. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities because investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the former Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, although issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau ("FFCB"), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, the Underlying Funds holding securities of such issuer might not be able to recover their investment from the U.S. Government.


          MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Certain of the Underlying Funds may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by non-government entities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various government agencies such as GNMA and government-related organizations such as FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by non-government issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.


          There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest. That guarantee is backed by the full faith and credit of the U.S. Treasury. GNMA is a corporation wholly owned by the U.S. Government within the Department of Housing and Urban Development. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") and are guaranteed as to payment of principal and interest by FNMA itself and backed by a line of credit with the U.S. Treasury. FNMA is a government-sponsored entity wholly owned by public stockholders. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs") guaranteed as to payment of principal and interest by FHLMC itself and backed by a line of credit with the U.S. Treasury. FHLMC is a government-sponsored entity wholly owned by public stockholders.

          Other asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements and from sales of personal property. Regular payments received in respect of such securities include both interest and principal. Asset-backed securities typically have no U.S. Government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

          If an Underlying Fund purchases a mortgage-backed or other asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. Although the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return.


          COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). Certain of the Underlying Funds may invest in CMOs. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. A CMO is a type of mortgage-backed security that creates separate classes with varying maturities and interest rates, called tranches. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.



          CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.



          In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., Series A, B, C and Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the following order: Series A, B, C and Z. The Series A, B, and C Bonds all bear current interest. Interest on a Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. Only after the Series A, B, and C Bonds are paid in full does the Series Z Bond begin to receive payment. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.



          CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. government securities, will have the same status as other privately issued securities for purposes of applying the Funds' diversification tests.



          FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Payments of principal and interest on the FHLMC CMOs are made semiannually. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the FHLMC CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the FHLMC CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the FHLMC CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date. If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC CMO's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.



          Common risks associated with mortgage related securities include:



          Prepayment Risk: Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.



          Market Risk: Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.



          Credit Risk: Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by -related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. Although GNMA guarantees timely payment of GNMA certificates even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.



          COLLATERALIZED DEBT OBLIGATIONS ("CDOS"). Certain of the Underlying Funds may invest in CDOs. A CDO is an asset backed security backed by a pool of bonds, loans and other debt obligations. CDOs do not specialize in one type of debt but often include non-mortgage loans or bonds.



          Similar in structure to a collateralized mortgage obligation (described above) CDOs are unique in that they represent different types of debt and credit risk. In the case of CDOs, these are often referred to as 'tranches' or 'slices'. Each slice has a different maturity and risk associated with it.



          CREDIT LINKED NOTES ("CLNS"). AIM Floating Rate Fund and AIM International Total Return Fund, Underlying Funds in which AIM Independence Now Fund, AIM Independence 2010 Fund, AIM Independence 2020 Fund and AIM Independence 2030 Fund invest, may invest in CLNs. A CLN is a security with an embedded credit default swap allowing the issuer to transfer a specific credit risk to credit investors.



          CLNs are created through a Special Purpose Company (SPC), or trust, which is collateralized with AAA-rated securities. Investors buy securities from a trust that pays a fixed or floating coupon during the life of the note. At maturity, the investors receive par unless the referenced credit defaults or declares bankruptcy, in which case they receive an amount equal to the recovery rate. The trust enters into a default swap with a deal arranger. In case of default, the trust pays the dealer par minus the recovery rate in exchange for an annual fee which is passed on to the investors in the form of a higher yield on the notes.



          MUNICIPAL SECURITIES. Certain of the Underlying Funds may invest in "Municipal Securities," which include debt obligations of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal Securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works.


          Other public purposes for which Municipal Securities may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. The principal and interest payments for industrial development bonds or pollution control bonds are often the sole responsibility of the industrial user and therefore may not be backed by the taxing power of the issuing municipality. The interest paid on such bonds may be exempt from federal income tax, although current federal tax laws place substantial limitations on the purposes and size of such issues. Such obligations are considered to be Municipal Securities provided that the interest paid thereon, in the opinion of bond counsel, qualifies as exempt from federal income tax. However, interest on Municipal Securities may give rise to a federal alternative minimum tax ("AMT") liability and may have other collateral federal income tax consequences. See "Dividends, Distributions and Tax Matters."

          The two major classifications of Municipal Securities are bonds and notes. Bonds may be further classified as "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities, and in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. Notes are short term instruments which usually mature in less than two years. Most notes are general obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. There are, of course, variations in the risks associated with Municipal Securities, both within a particular classification and between classifications. The Underlying Funds' assets may consist of any combination of general obligation bonds, revenue bonds, industrial revenue bonds and notes. The percentage of such Municipal Securities held by an Underlying Fund will vary from time to time.

          Municipal Securities also include the following securities:


          - Bond Anticipation Notes usually are general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long term debt obligations or bonds.

          - Tax Anticipation Notes are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer.



          - Revenue Anticipation Notes are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer.



          - Tax-Exempt Commercial Paper (Municipal Paper) is similar to taxable commercial paper, except that tax-exempt commercial paper is issued by states, municipalities and their agencies.


          Certain of the Underlying Funds also may purchase participation interests or custodial receipts from financial institutions. These participation interests give the purchaser an undivided interest in one or more underlying Municipal Securities.

          Subsequent to its purchase by an Underlying Fund, an issue of Municipal Securities may cease to be rated by Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's Ratings Services ("S&P"), or another nationally recognized statistical rating organization ("NRSRO"), or the rating of such a security may be reduced below the minimum rating required for purchase by the Underlying Fund. Neither event would require an Underlying Fund to dispose of the security, but Invesco Aim will consider such events to be relevant in determining whether the Underlying Fund should continue to hold the security. To the extent that the ratings applied by Moody's, S&P or another NRSRO to Municipal Securities may change as a result of changes in these rating systems, an Underlying Fund will attempt to use comparable ratings as standards for its investments in Municipal Securities in accordance with the investment policies described herein.

          Quality Standards. The following quality standards apply at the time a security is purchased. Information concerning the ratings criteria of Moody's, S&P, and Fitch Investors Service, Inc. ("Fitch") appears herein under "Appendix A - Ratings of Debt Securities."


          Since the Underlying Funds invest in Municipal Securities backed by insurance companies and other financial institutions, changes in the financial condition of these institutions could cause losses to the Underlying Fund and affect its share price.



          Certain of the Underlying Funds may invest in Municipal Securities which are insured by financial insurance companies. Since a limited number of entities provide such insurance, an Underlying Fund may invest more than 25% of its assets in securities insured by the same insurance company.


          Other Considerations. The ability of an Underlying Fund to achieve its investment objective depends upon the continuing ability of the issuers or guarantors of Municipal Securities held by the Underlying Fund to meet their obligations for the payment of interest and principal when due. The securities in which an Underlying Fund invests may not yield as high a level of current income as longer term or lower grade securities, which generally have less liquidity and greater fluctuation in value.

          There is a risk that some or all of the interest received by an Underlying Fund from Municipal Securities might become taxable as a result of tax law changes or determinations of the Internal Revenue Service ("IRS").

          The yields on Municipal Securities are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions of the Municipal Securities market, size of a particular offering, and maturity and rating of the obligation. Generally, the yield realized by an Underlying Fund's shareholders will be the yield realized by the Underlying Fund on its investments, reduced by the general expenses of the Underlying Fund and the Trust. The market values of the

Municipal Securities held by an Underlying Fund will be affected by changes in the yields available on similar securities. If yields increase following the purchase of a Municipal Security, the market value of such Municipal Security will generally decrease. Conversely, if yields decrease, the market value of a Municipal Security will generally increase.



          MUNICIPAL LEASE OBLIGATIONS. AIM Select Real Estate Income Fund, one of the Underlying Funds in which AIM Independence Now Fund, AIM Independence 2010 Fund and AIM Independence 2020 Fund invest, may invest in municipal lease obligations. Municipal lease obligations, a type of Municipal Security, may take the form of a lease, an installment purchase or a conditional sales contract. Municipal lease obligations are issued by state and local governments and authorities to acquire land, equipment and facilities such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Interest payments on qualifying municipal leases are exempt from federal income taxes. The Fund may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations, and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation. However, certain municipal lease obligations may contain "non-appropriation" clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to "non-appropriation" risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of such assets in the event of non-appropriation or other default. All direct investments by the Fund in municipal lease obligations shall be deemed illiquid and shall be valued according to the Fund's Procedures for Valuing Securities current at the time of such valuation.


          BANK INSTRUMENTS. Certain of the Underlying Funds may invest in certificates of deposits, time deposits, and bankers' acceptances from U.S. or foreign banks. A bankers' acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds, and normally can be traded in the secondary market prior to maturity. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

          Certain of the Underlying Funds may invest in certificates of deposit ("Eurodollar CDs") and time deposits ("Eurodollar time deposits") of foreign branches of domestic banks. Accordingly, an investment in an Underlying Fund may involve risks that are different in some respects from those incurred by an investment company which invests only in debt obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible seizure or nationalization of foreign deposits and the possible imposition of foreign country withholding taxes on interest income.


          LOANS, LOAN PARTICIPATIONS AND ASSIGNMENTS. Certain of the Underlying Funds may invest, subject to an overall 15% limit on loans, in loan participations or assignments. Loan participations are loans or other direct debt instruments that are interests in amounts owned by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates to suppliers of goods or services, or to other parties. The fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

          When the fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Investments in loan participations and assignments present the possibility that the fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, the fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The fund anticipates that loan participations could be sold only to a limited number of institutional investors. In addition, some loan participations and assignments may not be rated by major rating agencies and may not be protected by the securities laws.



          FLOATING RATE CORPORATE LOANS AND CORPORATE DEBT SECURITIES. AIM Floating Rate Fund, one of the Underlying Funds in which AIM Independence Now Fund, AIM Independence 2010 Fund and AIM Independence 2020 Fund invest, may invest in floating rate loans. Floating rate loans consist generally of obligations of companies and other entities (collectively, "borrower") incurred for the purpose of reorganizing the assets and liabilities of a borrower; acquiring another company; taking over control of a company (leveraged buyout); temporary refinancing; or financing internal growth or other general business purposes. Floating rate loans are often obligations of borrowers who have incurred a significant percentage of debt compared to equity issued and thus are highly leveraged.


          Floating rate loans may include both term loans, which are generally fully funded at the time of AIM Floating Rate Fund's investment, and revolving loans, which may require AIM Floating Rate Fund to make additional investments in the loans as required under the terms of the loan agreement. A revolving credit loan agreement may require AIM Floating Rate Fund to increase its investment in a loan at a time when AIM Floating Rate Fund might not otherwise have done so, even if the borrower's condition makes it unlikely that the loan will be repaid.

          A floating rate loan is generally offered as part of a lending syndicate to banks and other financial institutions and is administered in accordance with the terms of the loan agreement by an agent bank who is responsible for collection of principal and interest and fee payments from the borrower and apportioning those payments to all lenders who are parties to the agreement. Typically, the agent is given broad discretion to enforce the loan agreement and is compensated by the borrower for its services.


          Floating rate loans may be acquired by direct investment as a lender at the inception of the loan or by assignment of a portion of a floating rate loan previously made to a different lender or by purchase of a participation interest. If AIM Floating Rate Fund makes a direct investment in a loan as one of the lenders, it generally acquires the loan at par. This means AIM Floating Rate Fund receives a return at the full interest rate for the loan. If AIM Floating Rate Fund acquires its interest in loans in the secondary market, the loans may be purchased or sold above, at, or below par, which can result in a yield that is below, equal to, or above the stated interest rate of the loan. At times, the Fund may be able to invest in floating rate loans only through assignments or participations. See also "Participation Interests" below.



          A participation interest represents a fractional interest in a floating rate loan held by the lender selling the Fund the participation interest. In the case of participations, the Fund will not have any direct contractual relationship with the borrower, the Fund's rights to consent to modifications of the loan are limited and it is dependent upon the participating lender to enforce the Fund's rights upon a default.



          Historically, floating rate loans have not been registered with the Securities and Exchange Commission or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific floating rate loan has been historically less extensive than if the floating rate loan were registered or exchange traded.

          Floating rate debt securities are typically in the form of notes or bonds issued in public or private placements in the securities markets. Floating rate debt securities will typically have substantially similar terms to floating rate loans, but will not be in the form of participations or assignments.

          The floating rate loans and debt securities in which AIM Floating Rate Fund invests will, in most instances, be secured and senior to other indebtedness of the borrower. Each floating rate loan and debt security will generally be secured by collateral such as accounts receivable, inventory, equipment, real estate, intangible assets such as trademarks, copyrights and patents, and securities of subsidiaries or affiliates. The value of the collateral generally will be determined by reference to financial statements of the borrower, by an independent appraisal, by obtaining the market value of such collateral, in the case of cash or securities if readily ascertainable, or by other customary valuation techniques considered appropriate by Invesco Aim and/or AIM Floating Rate Fund's sub-advisor. The value of collateral may decline after AIM Floating Rate Fund's investment, and collateral may be difficult to sell in the event of default. Consequently, AIM Floating Rate Fund may not receive all the payments to which it is entitled. Up to 20% of AIM Floating Rate Fund's assets may be invested in unsecured floating rate loans and debt securities or subordinated floating rate loans and debt securities, which may or may not be secured. If the borrower defaults on an unsecured loan or security, there is no specific collateral on which the lender can foreclose. If the borrower defaults on a subordinated loan or security, the collateral may not be sufficient to cover both the senior and subordinated loans and securities.

          Most borrowers pay their debts from cash flow generated by their businesses. If a borrower's cash flow is insufficient to pay its debts, it may attempt to restructure its debts rather than sell collateral. Borrowers may try to restructure their debts by filing for protection under the federal bankruptcy laws or negotiating a work-out. If a borrower becomes involved in a bankruptcy proceeding, access to collateral may be limited by bankruptcy and other laws. If a court decides that access to collateral is limited or void, AIM Floating Rate Fund may not recover the full amount of principal and interest that is due.

          A borrower must comply with certain restrictive covenants contained in the loan agreement or indenture (in the case of floating rate debt securities). In addition to requiring the scheduled payment of principal and interest, these covenants may include restrictions on the payment of dividends and other distributions to the borrower's shareholders, provisions requiring compliance with specific financial ratios, and limits on total indebtedness. The agreement may also require the prepayment of the floating rate loans or debt securities from excess cash flow. A breach of a covenant that is not waived by the agent (or lenders directly) is normally an event of default, which provides the agent and lenders the right to call for repayment of the outstanding floating rate loan or debt security.

          Purchasers of floating rate loans may receive and/or pay certain fees. These fees are in addition to interest payments and may include commitment fees, facility fees, and prepayment penalty fees. When AIM Floating Rate Fund buys a floating rate loan, it may receive a facility fee, and when it sells a floating rate loan, it may pay an assignment fee.

          It is expected that the majority of floating rate loans and debt securities will have stated maturities of three to ten years. However, because floating rate loans and debt securities are frequently prepaid, it is expected that the average maturity will be three to five years. The degree to which borrowers prepay floating rate loans and debt securities, whether as a contractual requirement or at the borrower's election, may be affected by general business conditions, the borrower's financial condition and competitive conditions among lenders. Prepayments cannot be predicted with accuracy. Prepayments may result in the Underlying Fund's investing in floating rate loans and debt securities with lower yields.


          COLLATERALIZED LOAN OBLIGATIONS ("CLOS"). AIM Floating Rate Fund, one of the Underlying Funds in which AIM Independence Now Fund, AIM Independence 2010 Fund and AIM Independence 2020 Fund invest, may invest in CLOs, which are debt instruments backed solely by a pool of other debt securities. The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO in which AIM Floating Rate Fund invests. Some CLOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CLOs are privately offered and sold (that is, not registered under the securities laws) and may be characterized by AIM Floating Rate Fund as illiquid securities, but an active dealer market may exist for CLOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities, CLOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, AIM Floating

Rate Fund may invest in CLOs that are subordinate to other classes, volatility in values, and may produce disputes with the issuer or unexpected investment results.

          COMMERCIAL INSTRUMENTS. Certain of the Underlying Funds may invest in commercial instruments, including commercial paper, master notes and other short-term corporate instruments, that are denominated in U.S. dollars. Commercial paper consists of short-term promissory notes issued by corporations. Commercial paper may be traded in the secondary market after its issuance. Master notes are demand notes that permit the investment of fluctuating amounts of money at varying rates of interest pursuant to arrangements with issuers who meet the quality criteria of the Underlying Funds. The interest rate on a master note may fluctuate based upon changes in specified interest rates or be reset periodically according to a prescribed formula or may be a set rate. Although there is no secondary market in master demand notes, if such notes have a demand feature, the payee may demand payment of the principal amount of the note upon relatively short notice. Master notes are generally illiquid and therefore subject to the Underlying Funds' percentage limitations for investments in illiquid securities.

          INVESTMENT GRADE DEBT OBLIGATIONS. Certain of the Underlying Funds may invest in U.S. dollar denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of an Underlying Fund, its investment adviser may consider (i) general economic and financial conditions; (ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country; and, (iii) other considerations deemed appropriate.


          Descriptions of debt securities ratings are found in Appendix A.


          JUNK BONDS. Certain of the Underlying Funds may invest in lower-rated or non-rated debt securities commonly known as junk bonds.

          Junk bonds are considered speculative with respect to their capacity to pay interest and repay principal. While they may provide greater income and opportunity for gain, junk bonds are subject to greater risks than higher-rated debt securities. The prices of and yields on junk bonds may fluctuate to a greater extent than those of higher-rated debt securities.

          Issuers of junk bonds are often highly leveraged, and may lack more traditional methods of financing. The risk of issuer default on junk bonds is generally higher because such issues are often unsecured or otherwise subordinated to claims of the issuer's other creditors. If a junk bond issuer defaults, a Fund may incur additional expenses to seek recovery.

          Junk bonds have been found to be less sensitive to fluctuations in interest rates, and more sensitive to real or perceived adverse economic conditions and individual corporate developments (including industry competition and adverse publicity), than those of higher-rated debt securities, which can decrease the liquidity and values of junk bonds. During such periods of recession and economic downturns, highly leveraged junk bond issuers may experience financial stress and may lack sufficient revenues to meet interest payment obligations, increasing the risk of default. In addition, new laws and proposed new laws may adversely impact the market for junk bonds.

          A Fund may have difficulty selling certain junk bonds at the desired time and price. The secondary markets in which junk bonds are traded may be thin and less liquid than the market for higher-rated debt securities. Less liquidity in secondary trading markets could adversely affect the price at which a Fund could sell a particular junk bond, and could adversely affect and cause large fluctuations in the net asset value of that Fund's shares. The lack of a liquid secondary market may also make it more difficult for a Fund to obtain accurate market quotations in valuing junk bond assets.

          LIQUID ASSETS. For cash management purposes, each Fund and each Underlying Fund may hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, each Fund and each Underlying Fund may temporarily hold all or a portion of its assets in cash, cash equivalents (including shares of affiliated money market funds) or high-quality debt instruments. As a result, the Independence Funds and the Underlying Funds may not achieve their investment objective.

          Cash equivalents include money market instruments (such as certificates of deposit, time deposits, bankers' acceptances from U.S. or foreign banks, and repurchase agreements), shares of affiliated money market funds or high-quality debt obligations (such as U.S. Government obligations, commercial paper, master notes and other short-term corporate instruments and municipal obligations).

          STRUCTURED NOTES. Certain of the Underlying Funds that are PowerShares ETFs may invest in structured notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by reference to changes in the value of a specific asset, reference rate, or index (the "reference") or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the reference. The terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore may result in a loss of invested capital. Structured notes may be indexed positively or negatively, so that appreciation of the reference may produce an increase or decrease in the interest rate or value of the principal at maturity. In addition, changes in the interest rate or the value of the principal at maturity may be fixed at a specified multiple of the change in the value of the reference, making the value of the note particularly volatile.

          Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured notes also may be more volatile, less liquid, and more difficult to price accurately than less complex securities or more traditional debt securities.

Other Investments


          REAL ESTATE INVESTMENT TRUSTS ("REITS"). Certain of the Underlying Funds may invest in equity and/or debt securities issued by REITs. REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.



          REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs generally invest a majority of their assets in income-producing real estate properties in order to generate cash flow from rental income and a gradual asset appreciation. The income-producing real estate properties in which equity REITs invest typically include properties such as office, retail, industrial, hotel and apartment buildings, self-storage, specialty and diversified and healthcare facilities. Equity REITs can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the mortgages. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.


          REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. Certain of the Underlying Funds may invest in both publicly and privately traded REITs.

          To the extent that an Underlying Fund has the ability to invest in REITs, the Underlying Fund could conceivably own real estate directly as a result of a default on the securities it owns. An Underlying Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.


          In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by anREITs. By investing in REITs indirectly through an Underlying Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Underlying Fund, but also, indirectly, similar expenses of the REITs.


          OTHER INVESTMENT COMPANIES. Each Underlying Fund may purchase shares of other investment companies. As discussed previously, the Independence Funds are structured as "funds of funds" under the 1940 Act and invest in other investment companies, namely AIM Funds and PowerShares ETFs.

          For each Underlying Fund, the 1940 Act imposes the following restrictions on investments in other investment companies: (i) an Underlying Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) an Underlying Fund may not invest more than 5% of its total assets in securities issued by another investment company; and
(iii) an Underlying Fund may not invest more than 10% of its total assets in securities issued by other investment companies. These restrictions do not apply to investments by the Underlying Funds in investment companies that are money market funds, including money market funds that have Invesco Aim or an affiliate of Invesco Aim as an investment advisor (the "Affiliated Money Market Funds"). Also, as "funds of funds" under the 1940 Act, the Independence Funds are not subject to these restrictions when purchasing shares of the Underlying Funds.

          With respect to an Underlying Fund's purchase of shares of another investment company, including an Affiliated Money Market Fund, the Underlying Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company.


          DEFAULTED SECURITIES. Certain of the Underlying Funds may invest in defaulted securities. In order to enforce its rights in defaulted securities, an Underlying Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on the defaulted securities. This could increase the Underlying Fund's operating expenses and adversely affect its net asset value. Any investments by an Underlying Fund in defaulted securities will also be considered illiquid securities subject to the limitations described herein, unless Invesco Aim determines that such defaulted securities are liquid under guidelines adopted by the Board.


          VARIABLE OR FLOATING RATE INSTRUMENTS. Certain of the Underlying Funds may invest in securities that have variable or floating interest rates which are readjusted on set dates (such as the last day of the month or calendar quarter) in the case of variable rates or whenever a specified interest rate change occurs in the case of a floating rate instrument. Variable or floating interest rates generally reduce changes in the market price of securities from their original purchase price because, upon readjustment, such rates approximate market rates. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable or floating rate securities than for fixed rate obligations. Many securities with variable or floating interest rates purchased by an Underlying Fund (exclusive of floating rate corporate loans purchased by AIM Floating Rate Fund) are subject to payment of principal and accrued interest (usually within seven days) on the Underlying Fund's demand. The terms of such demand instruments require payment of principal and accrued interest by the issuer, a guarantor, and/or a liquidity provider. All variable or floating rate instruments will meet the applicable quality standards of the Underlying Funds. Invesco Aim will monitor the pricing, quality and liquidity of the variable or floating rate securities held by the Underlying Funds.

          INDEXED SECURITIES. Certain of the Underlying Funds may invest in indexed securities the value of which is linked to interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of the indexed security.

          ZERO-COUPON AND PAY-IN-KIND SECURITIES. Certain of the Underlying Funds may invest in zero-coupon or pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because zero-coupon and pay-in-kind securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal tax law requires the holders of zero-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") and to avoid certain excise taxes, an Underlying Fund may be required to distribute a portion of such discount and income, and may be required to dispose of other portfolio securities, which could occur during periods of adverse market prices, in order to generate sufficient cash to meet these distribution requirements.


          PARTICIPATION INTERESTS. Certain of the Underlying Funds may invest in participation interests. Participation interests generally will be acquired from a commercial bank or other financial institution (a "Lender") or from other holders of a participation interest (a "Participant"). The purchase of a participation interest either from a Lender or a Participant will not result in any direct contractual relationship with the borrowing company (the "Borrower"). The Fund generally will have no right directly to enforce compliance by the Borrower with the terms of the credit agreement. Instead, the Fund will be required to rely on the Lender or the Participant that sold the participation interest both for the enforcement of the Fund's rights against the Borrower and for the receipt and processing of payments due to the Fund under the loans. Under the terms of a participation interest, a Fund may be regarded as a creditor of the Participant and thus a Fund is subject to the credit risk of both the Borrower and Lender or a Participant. Participation interests are generally subject to restrictions on resale. The Funds consider participation interests to be illiquid and therefore subject to the Funds' percentage limitation for investments in illiquid securities.



          PARTICIPATION NOTES. Certain of the Underlying Funds may invest in participation notes. Participation notes are generally traded over-the-counter and are subject to counterparty risk. Counterparty risk is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a Fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participation note against the issuer of the underlying assets.



          SALE OF MONEY MARKET SECURITIES. The Underlying Funds that are money market funds do not seek profits through short-term trading and will generally hold portfolio securities to maturity. However, Invesco Aim may seek to enhance the yield of an Underlying Fund by taking advantage of yield disparities that occur in the money markets. For example, market conditions frequently result in similar securities trading at different prices. Invesco Aim may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of proceeds are expected to enhance yield consistent with Invesco Aim judgment as to desirable portfolio maturity structure. Invesco Aim may also dispose of any portfolio security prior to maturity to meet redemption requests, and as a result of a revised credit evaluation of the issuer or other circumstances or considerations. The Underlying Funds' policy of investing in securities with maturities of 397 days or less will result in high portfolio turnover. Since brokerage commissions are not normally paid on investments of the type made by the Underlying Funds, the high turnover should not adversely affect the Underlying Funds' net income.



          PRIVATIZATIONS. Certain of the Underlying Funds may invest in privatizations. The governments of some foreign countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatizations"). Invesco Aim believes that privatizations may offer opportunities for significant capital appreciation and intend to invest in privatizations in appropriate circumstances. In certain foreign countries, the ability of foreign entities to participate in privatizations may be limited by local law, or the terms on which and Underlying Fund may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that foreign governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.



          MASTER LIMITED PARTNERSHIPS ("MLPS"). Certain of the Underlying Funds may invest in MLPs. MLPs are securities through which the operating results of businesses are passed on to unitholders of MLPs. Operating earnings flow directly to the unitholders in the form of cash distributions. Although the characteristics of MLPs closely resemble a traditional limited partnership, a major difference is that MLPs may trade on a public exchange or in the over-the-counter market. The ability to trade on a public exchange or in the over-the-counter market provides a certain amount of liquidity not found in many limited partnership investments.



          INVESTMENTS IN ENTITIES WITH RELATIONSHIPS WITH THE UNDERLYING FUNDS/ADVISOR. The Underlying Funds may invest in securities issued, sponsored or guaranteed by the following types of entities or their affiliates: (i) entities that sell shares of the AIM Funds; (ii) entities that rate or rank the AIM Funds; (iii) exchanges on which the AIM Funds buy or sell securities; and
(iv) entities that provide services to the AIM Funds (e.g., custodian banks). The Underlying Funds will decide whether to invest in or sell securities issued by these entities based on the merits of the specific investment opportunity.



          SYNTHETIC MUNICIPAL INSTRUMENTS. Certain of the Underlying Funds may invest in synthetic municipal instruments the value and return on which are derived from underlying securities. Invesco Aim believes that certain synthetic municipal instruments provide opportunities for mutual funds to invest in high credit quality securities providing attractive returns, even in market conditions where the supply of short-term tax-exempt instruments may be limited. Synthetic municipal instruments comprise a large percentage of tax-exempt securities eligible for purchase by tax-exempt money market funds. The types of synthetic municipal instruments in which the Underlying Funds may invest include tender option bonds and variable rate trust certificates. Both types of instruments involve the deposit into a trust or custodial account of one or more long-term tax-exempt bonds or notes ("Underlying Bonds"), and the sale of certificates evidencing interests in the trust or custodial account to investors such as the Underlying Funds. The trustee or custodian receives the long-term fixed rate interest payments on the Underlying Bonds, and pays certificate holders short-term floating or variable interest rates which are reset periodically. A "tender option bond" provides a certificate holder with the conditional right to sell its certificate to the sponsor or some designated third party at specified intervals and receive the par value of the certificate plus accrued interest (a demand feature). A "variable rate trust certificate" evidences an interest in a trust entitling the certificate holder to receive variable rate interest based on prevailing short-term interest rates and also typically providing the certificate holder with the conditional demand feature the right to tender its certificate at par value plus accrued interest.



          All synthetic municipal instruments must meet the minimum quality standards for the Underlying Fund's investments and must present minimal credit risks. In selecting synthetic municipal instruments for the Underlying Funds, Invesco Aim considers the creditworthiness of the issuer of the Underlying Bond, the sponsor and the party providing certificate holders with a conditional right to sell their certificates at stated times and prices (a demand feature). Typically, a certificate holder cannot exercise the demand feature upon the occurrence of certain conditions, such as where the issuer of the Underlying

Bond defaults on interest payments. Moreover, because synthetic municipal instruments involve a trust or custodial account and a third party conditional demand feature, they involve complexities and potential risks that may not be present where a municipal security is owned directly.



          The tax-exempt character of the interest paid to certificate holders is based on the assumption that the holders have an ownership interest in the Underlying Bonds; however, the IRS has not issued a ruling addressing this issue. In the event the IRS issues an adverse ruling or successfully litigates this issue, it is possible that the interest paid to the Funds on certain synthetic municipal instruments would be deemed to be taxable. Each Underlying Fund relies on opinions of special tax counsel on this ownership question and opinions of bond counsel regarding the tax-exempt character of interest paid on the Underlying Bonds.



Investment Techniques


          DELAYED DELIVERY TRANSACTIONS. Delayed delivery transactions, also referred to as forward commitments, involve commitments by an Underlying Fund to dealers or issuers to acquire or sell securities at a specified future date beyond the customary settlement for such securities. These commitments may fix the payment price and interest rate to be received or paid on the investment. Certain of the Underlying Funds may purchase securities on a delayed delivery basis to the extent they can anticipate having available cash on the settlement date. Delayed delivery agreements will not be used as a speculative or leverage technique.

          Investment in securities on a delayed delivery basis may increase an Underlying Fund's exposure to market fluctuation and may increase the possibility that the Underlying Fund will incur short-term gains subject to federal taxation or short-term losses if the Underlying Fund must engage in portfolio transactions in order to honor a delayed delivery commitment. Until the settlement date, an Underlying Fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the delayed delivery transactions. Such segregated liquid assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments. No additional delayed delivery agreements or when-issued commitments (as described below) will be made by an Underlying Fund that is an AIM Fund if, as a result, more than 25% of the Underlying Fund's total assets would become so committed.

          The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of an Underlying Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of an Underlying Fund until settlement. Absent extraordinary circumstances, an Underlying Fund will not sell or otherwise transfer the delayed delivery basis securities prior to settlement.

          An Underlying Fund may enter into buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, an Underlying Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.

          WHEN-ISSUED SECURITIES. Certain of the Underlying Funds may purchase when-issued securities. Purchasing securities on a "when-issued" basis means that the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued. The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. An Underlying Fund that is an AIM Fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Underlying Fund may sell these securities before the settlement date if it is deemed advisable.

          Securities purchased on a when-issued basis and the securities held in an Underlying Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and, if applicable, changes in the level of interest rates. Therefore, if an Underlying Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Underlying Fund's assets will fluctuate to a greater degree. Furthermore, when the time comes for the Underlying Fund to meet its obligations under when-issued commitments, the Underlying Fund will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Underlying Fund's payment obligation).

          Investment in securities on a when-issued basis may increase an Underlying Fund's exposure to market fluctuation and may increase the possibility that the Underlying Fund will incur short-term gains subject to federal taxation or short-term losses if the Underlying Fund must sell another security in order to honor a when-issued commitment. The Underlying Funds that are AIM Funds will employ techniques designed to reduce such risks. If an Underlying Fund purchases a when-issued security, the Underlying Fund will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Underlying Fund's when-issued commitments. No additional delayed delivery agreements (as described above) or when-issued commitments will be made by an Underlying Fund that is an AIM Fund if, as a result, more than 25% of the Underlying Fund's total assets would become so committed.


          SHORT SALES. Certain of the underlying Funds may engage in short sales. A short sale is effected when it is believed that the price of a particular security will decline, and involves the sale of a security which a Fund does not own in the hope of purchasing the same security at a later date at a lower price. To make delivery to the buyer, a Fund must borrow the security from a broker-dealer through which the short sale is executed, and the broker-dealer delivers the securities, on behalf of the Fund, to the buyer. The broker-dealer is entitled to retain the proceeds from the short sale until a Fund delivers the securities sold short to the broker-dealer. In addition, a Fund is required to pay to the broker-dealer the amount of any dividends paid on shares sold short and may have to pay a premium to borrow the securities.



          To secure its obligation to deliver the securities sold short to the broker-dealer, a Fund may be required to deposit cash or liquid securities with the broker in addition to the proceeds from the short sale to meet necessary margin requirements. In addition, a Fund will place in a segregated account with the Fund's custodian an amount of cash or liquid securities equal to the difference, if any, between the current market value of the securities sold short and any cash or liquid securities deposited as collateral with the broker-dealer in connection with the short sale. The amounts deposited with the broker-dealer or segregated with the custodian do not have the effect of limiting the amount of money that the Fund may lose on a short sale.



          A Fund is said to have a short position in the securities sold short until it delivers to the broker-dealer the securities sold short, at which time such Fund receives the proceeds of the sale. A Fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short.



          A Fund will realize a gain if the price of a security declines between the date of the short sale and the date on which such Fund purchases a security to replace the borrowed security. On the other hand, a Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest that a Fund may be required to pay in connection with a short sale. It should be noted that possible losses from short sales differ from those that could arise from a cash investment in a security in that losses from a short sale may be limitless, while the losses from a cash investment in a security cannot exceed the total amount of a Fund's investment in the security. For example, if a Fund purchases a $10 security, potential loss is limited to $10; however, if a Fund sells a $10 security short, it may have to purchase the security for return to the broker-dealer when the market value of that security is $50, thereby incurring a loss of $40.



          Certain of the Underlying Funds may also make short sales "against the box," meaning that at all times when a short position is open the Underlying Fund owns an equal amount of such securities or securities convertible into, or exchangeable for, without payment of any further consideration, securities of the same issue as, and in an amount equal to, the securities sold short. To secure its obligation to deliver the securities sold short "against the box," an Underlying Fund will segregate with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for an equal amount of such securities. An Underlying Fund that is an AIM Fund will not sell a security short if, as a result of such short sale, the aggregate market value of all securities sold short exceeds 10% of the Underlying Fund's total assets.



          In addition to enabling the Underlying Funds to hedge against market risk, short sales and short sales "against the box" may afford the Underlying Funds an opportunity to earn additional current income to the extent the Underlying Funds are able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the Underlying Funds' short positions remain open. There is no assurance that the Underlying Funds will be able to enter into such arrangements.


          See "Dividends, Distributions and Tax Matters - Tax Matters - Determination of Taxable Income of a Regulated Investment Company."

          MARGIN TRANSACTIONS. None of the Independence Funds nor any of the Underlying Funds will purchase any security on margin, except that each Underlying Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by an Underlying Fund of initial or variation margin in connection with futures or related options transactions or other derivative instruments will not be considered the purchase of a security on margin.


          INTERFUND LOANS. Each Independence Fund and each Underlying Fund that is an AIM Fund may lend uninvested cash up to 15% of its net assets to other funds advised by Invesco Aim (the "AIM Funds") and each Independence Fund and each Underlying Fund that is an AIM Fund may borrow from other AIM Funds to the extent permitted under such Underlying Fund's investment restrictions. During temporary or emergency periods, the percentage of an Underlying Fund's net assets that may be loaned to other AIM Funds may be increased as permitted by the SEC. If any interfund borrowings are outstanding, an Underlying Fund may not make any additional investments. If an Underlying Fund that is an AIM Fund has borrowed from other AIM Funds and has aggregate borrowings from all sources that exceed 10% of such Underlying Fund's total assets, such Underlying Fund will secure all of its loans from other AIM Funds. The ability of an Underlying Fund that is an AIM Fund to lend its securities to other AIM Funds is subject to certain other terms and conditions.


          BORROWING. Each Independence Fund and each Underlying Fund that is an AIM Fund may borrow money to a limited extent for temporary or emergency purposes. Each Underlying Fund that is a PowerShares ETF may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes. If there are unusually heavy redemptions because of changes in interest rates or Underlying Fund performance, or for any other reason, an Underlying Fund may have to sell a portion of its investment portfolio at a time when it may be disadvantageous to do so. Selling fund securities under these circumstances may result in a lower net asset value and/or market price per share or decreased dividend income, or both. The Trust believes that, in the event of abnormally heavy redemption requests, an Independence Fund's and an Underlying Fund's borrowing ability would help to mitigate any such effects and could make the forced sale of their portfolio securities less likely.


          BORROWING - AIM FLOATING RATE FUND. AIM Floating Rate Fund, one of the Underlying Funds in which AIM Independence Now Fund, AIM Independence 2010 Fund, AIM Independence 2020 Fund and AIM Independence 2030 Fund invest, may borrow money in amounts not exceeding 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). AIM Floating Rate Fund may borrow for leveraging, for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. AIM Floating Rate Fund may borrow to finance additional investments only when it believes that the return that may be earned on investments purchased with the proceeds of such borrowings or offerings will exceed the costs, including debt service, associated with such borrowings. However, to the extent such costs exceed the return on the additional investments, the return realized by AIM Floating Rate Fund's shareholders will be adversely affected. AIM Floating Rate Fund's borrowing for leverage creates an opportunity for a greater total return to AIM Floating Rate Fund, but, at the same time, increases exposure to losses.

          Capital raised through borrowing is subject to interest costs which may or may not exceed the interest paid on the assets purchased. In addition, AIM Floating Rate Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit. Either of these requirements will increase the cost of borrowing over the stated interest rate. Borrowing can create an opportunity for greater income per share, but such borrowing is also a speculative technique that will increase AIM Floating Rate Fund's exposure to capital risk. Such risks may be reduced through the use of borrowings that have floating rates of interest. Unless the income and appreciation, if any, on assets acquired with borrowed funds exceeds the costs of borrowing, the use of borrowing will diminish the investment performance of AIM Floating Rate Fund, as compared to what it would have been without leverage.

          AIM Floating Rate Fund, along with certain other investment companies advised by Invesco Aim, has entered into a committed, unsecured line of credit with a syndicate of banks in the maximum aggregate principal amount of $225 million.

          Under the 1940 Act, once AIM Floating Rate Fund incurs indebtedness, it must immediately have asset coverage of 300% of the aggregate outstanding principal balance of indebtedness in place. Additionally, the 1940 Act requires that, before AIM Floating Rate Fund declares any dividend or other distribution upon any class of shares, or purchases any such shares, it have in place asset coverage of at least 300% of the aggregate indebtedness of the fund, after deducting the amount of such dividend, distribution, or purchase price.

          AIM Floating Rate Fund's willingness to borrow money for investment purposes, and the amount it borrows depends upon many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on the sub-advisor of the Underlying Fund's ability to predict correctly interest rates and market movements, and a leveraging strategy may not be successful during any period in which it is employed.

          LEVERAGING. AIM Floating Rate Fund, one of the Underlying Funds in which AIM Independence Now Fund, AIM Independence 2010 Fund and AIM Independence 2020 Fund invest, may employ "leverage" by borrowing money and using it to purchase additional securities. Leverage increases both investment opportunity and investment risk. If the investment gains on the securities purchased with borrowed money exceed the interest paid on the borrowing, the net asset value of AIM Floating Rate Fund's shares will rise faster than would otherwise be the case. On the other hand, if the investment gains fail to cover the cost (including interest on borrowings), or if there are losses, the net asset value of AIM Floating Rate Fund's shares will decrease faster than would otherwise be the case. AIM Floating Rate Fund will maintain asset coverage of at least 300% for all such borrowings, and should such asset coverage at any time fall below 300%, AIM Floating Rate Fund will be required to reduce its borrowings within three days to the extent necessary to satisfy this requirement. To reduce its borrowings, AIM Floating Rate Fund might be required to sell securities at a disadvantageous time. Interest on money borrowed is an expense AIM Floating Rate Fund would not otherwise incur, and AIM Floating Rate Fund may therefore have little or no investment income during periods of substantial borrowings.

          LENDING PORTFOLIO SECURITIES. Each Underlying Fund may lend their portfolio securities where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Each Underlying Fund may lend portfolio securities to the extent of one-third of its total assets.


          An Underlying Fund will not have the right to vote securities while they are on loan, but it can call a loan in anticipation of an important vote. The Underlying Fund would receive income in lieu of dividends on loaned securities and may, at the same time, generate income on the loan collateral or on the investment of any cash collateral. Lending securities entails a risk of loss to the Underlying Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly, or in the event of a default by the borrower. The Underlying Fund could also experience delays and costs in gaining access to the collateral.

          Any cash received as collateral for loaned securities will be invested, in accordance with an Underlying Fund's investment guidelines, in short-term money market instruments or, with respect to Underlying Funds that are AIM Funds, Affiliated Money Market Funds. For purposes of determining whether an Underlying Fund is complying with its investment policies, strategies and restrictions, the Underlying Fund will consider the loaned securities as assets of the Underlying Fund, but will not consider any collateral received as an Underlying Fund asset.

          From time to time, Underlying Funds that are PowerShares ETFs may return a part of the interest earned from the investment of collateral received from securities loaned to the borrower and/or a third party that is unaffiliated with such Underlying Fund and that is acting as a finder.


          REPURCHASE AGREEMENTS. Certain of the Underlying Funds that are AIM Funds may engage in repurchase agreement transactions involving the types of securities in which it is permitted to invest. Each Underlying Fund that is a PowerShares ETF may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and
(ii) securities dealers ("Qualified Institutions"). PowerShares Capital will monitor the continued creditworthiness of Qualified Institutions. Repurchase agreements are agreements under which an Underlying Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which is higher than the purchase price), thereby determining the yield during an Underlying Fund's holding period. An Underlying Fund may, however, enter into a "continuing contract" or "open" repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying securities from the Underlying Fund on demand and the effective interest rate is negotiated on a daily basis.


          If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, an Underlying Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income. In addition, although the Bankruptcy Code and other insolvency laws may provide certain protections for some types of repurchase agreements, if the seller of a repurchase agreement should be involved in bankruptcy or insolvency proceedings, an Underlying Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the value of the underlying security declines. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon.


          The Underlying Funds that are AIM Funds may invest their cash balances in joint accounts with other AIM Funds for the purpose of investing in repurchase agreements with maturities not to exceed 60 days, and in certain other money market instruments with remaining maturities not to exceed 90 days. Repurchase agreements are considered loans by an Underlying Fund under the 1940 Act.



          AIM Limited Maturity Treasury Fund, one of the Underlying Funds in which AIM Independence Now Fund and AIM Independence 2010 Fund invest, is permitted to invest in repurchase agreements with banks and broker-dealers pertaining to U.S. Treasury obligations. However, in order to maximize the Fund's dividends which are exempt from state income taxation, as a matter of operating policy, the Fund does not currently invest in repurchase agreements.


          REVERSE REPURCHASE AGREEMENTS. Certain of the Underlying Funds may engage in reverse repurchase agreements. Reverse repurchase agreements are agreements that involve the sale by an Underlying Fund of securities to financial institutions such as banks and broker-dealers, with an agreement that the Underlying Fund will repurchase the securities at an agreed upon price and date. During the reverse repurchase agreement period, an Underlying Fund continues to receive interest and principal payments on the securities sold. An Underlying Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

          Reverse repurchase agreements involve the risk that the market value of securities to be purchased by an Underlying Fund may decline below the price at which the Underlying Fund is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Underlying Fund is delayed or prevented from completing the transaction. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, an Underlying Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Underlying Fund's obligation to repurchase the securities. At the time an Underlying Fund enters into a reverse repurchase agreement, it will segregate liquid assets having a dollar value equal to the repurchase price, and will continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements are considered borrowings by an Underlying Fund under the 1940 Act.


          DOLLAR ROLLS. Certain of the Underlying Funds may engage in dollar rolls.. A dollar roll is a type of repurchase transaction that involves the sale by a Fund of a mortgage-backed security to a financial institution such as a bank or broker-dealer, with an agreement that the Fund will repurchase a substantially similar (i.e., same type, coupon and maturity) security at an agreed upon price and date. The mortgage securities that are purchased will bear the same interest rate as those sold, but will generally be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold but is compensated for the difference between the current sales price and the forward price for the future purchase. In addition, cash proceeds of the sale may be invested in short-term instruments and the income from these investments, together with any additional fee income received on the sale, would generate income for a Fund. A Fund typically enters into a dollar roll transaction to enhance the Fund's return either on an income or total return basis or to manage pre-payment risk.



          Dollar roll transactions involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, a Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Dollar rolls are considered borrowings by a Fund under the 1940 Act.



          ILLIQUID SECURITIES. Each Underlying Fund may invest up to 15% of its net assets in securities that are illiquid. Illiquid securities are securities that cannot be disposed of within seven days in the normal course of business at the price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act").



          Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A under the 1933 Act, and thus may or may not constitute illiquid securities. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent an Underlying Fund from disposing of them promptly at reasonable prices. An Underlying Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.


          RULE 144A SECURITIES. Certain of the Underlying Funds may invest in Rule 144A securities. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Underlying Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. Invesco Aim and/or the Sub-Advisors, under the supervision of the Board, will consider whether securities purchased under Rule 144A by Underlying Funds' that are AIM Funds are illiquid and thus subject to such Underlying Funds' restriction on investment in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination Invesco Aim and/or the Sub-Advisors will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, Invesco Aim and/or the Sub-Advisors could consider the (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers; (iii) dealer undertakings to make a market; and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Invesco Aim and/or the Sub-Advisors will also monitor the liquidity of Rule 144A securities held by Underlying Funds that are AIM Funds and, if as a result of changed conditions, Invesco Aim and/or the Sub-Advisors determines that a Rule 144A security is no longer liquid, Invesco Aim and/or the Sub-Advisors will review an Underlying Fund's holdings of illiquid securities to determine what, if any, action is required to assure that such Underlying Fund complies with its restriction on investment in illiquid securities. Investing in Rule 144A securities could increase the amount of each Underlying Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.


          UNSEASONED ISSUERS. Certain of the Underlying Funds may invest in the securities of unseasoned issuers. Investments in the equity securities of companies having less than three years' continuous operations (including operations of any predecessor) involve more risk than investments in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.


Derivatives



          SWAP AGREEMENTS. Certain of the Underlying Funds may enter into a swap agreement. Swap agreements are two-party contracts wherein the two parties agree to make an exchange as described below.



          Commonly used swap agreements include:



          Credit Default Swaps ("CDS"): An agreement between two parties where one party agrees to make one or more payments to the other, while the other party assumes the risk of certain defaults on a referenced debt obligation, generally a failure to pay or bankruptcy of the issuer. CDS may be direct ("unfunded swaps") or indirect in the form of a structured note ("funded swaps").



          A Fund may buy a CDS ("buy credit protection"); in this transaction the Fund pays a stream of payments based on a fixed interest rate (the "premium") over the life of the swap in exchange for a counterparty (the "seller") taking on the risk of default of a referenced debt obligation (the "Reference Obligation"). If a credit event occurs for the Reference Obligation the Fund would cease to make premium payments and it would deliver defaulted bonds to the seller; in return, the seller would pay the full par value, of the Reference Obligation to the Fund. Alternatively, the two counterparties may agree to cash settlement in which the seller delivers to the Fund (buyer) the difference between the market value and the notional value of the Reference Obligation. If no event of default occurs, the Fund pays the fixed premium to the seller, and no other exchange occurs.



          Alternatively, a Fund may sell a CDS ("sell protection"); in this transaction the Fund will receive premium payments from the buyer in exchange for taking the credit risk of the Reference Obligation. If an event of default occurs the buyer would cease to make premium payments to the Fund and the Fund would pay the buyer the par value of the Reference Obligation; in return, the buyer would deliver the Reference Obligation to the Fund. Alternatively, if cash settlement is elected, the Fund would pay the buyer the notional value less the market value of the Reference Obligation. If no event of default occurs, the Fund receives the premium payments over the life of the agreement.

          CDS transactions are typically individually negotiated and structured. CDS transactions may be entered into for investment or hedging purposes. A Fund may enter into CDS to create direct or synthetic long or short exposure to domestic or foreign corporate debt securities or sovereign debt securities.



          Interest Rate Swap: An agreement between two parties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified principal or notional amount. In other words, Party A agrees to pay Party B a fixed interest rate and in return Party B will pay Party A a variable interest rate. The amount that each party pays is calculated by multiplying the fixed or variable rate by the par amount.



          Currency Swap: An agreement between two parties pursuant to which the parties exchange a U.S. dollar-denominated payment for a payment denominated in a different currency.



          Credit Default Index Swap ("CDX"). A CDX is a credit derivative used to hedge credit risk or to take a position on a basket of credit entities. A CDX is a completely standardized credit security and is therefore highly liquid and typically trades at a very small bid-offer spread. This means that it may be cheaper to hedge a portfolio of credit default swaps or bonds with a CDX than it is to buy many CDS to achieve a similar effect. A new series of CDX is issued every six months by Markit and IIC. Prior to the announcement of each series, a group of investment banks is polled to determine the credit entities that will form the constituents of the new issue. On the day of issue, a fixed coupon is decided for the CDX based on the credit spread of the entities within the CDX. Once this has been determined, the CDX constituents and the fixed coupon are published, and the CDX can be actively traded.



          Total Return Swap: A swap agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains. The underlying asset that is used is usually an equities index, loan or a basket of assets.



          Common risks associated with swap agreements:



          Liquidity Risk: The risk that a particular swap is difficult to sell or liquidate. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.



          Pricing Risk: The risk that a particular swap becomes extraordinarily expensive (or cheap) relative to historical prices or the prices of corresponding underlying instruments.



          Interest Rate and Currency Swap Risk: Interest rate and currency swaps could result in losses if interest rate or currency changes are not correctly anticipated by the Fund.



          Basis Risk: The risk that offsetting investments in a hedging strategy will not experience price changes in entirely opposite directions from each other. This imperfect correlation between the two investments causes the potential for excess gains or losses in a hedging strategy.



          Tax Risks: For a discussion of the tax considerations relating to swap agreements, see "Dividends, Distributions and Tax Matters - Swap Agreements."



          Counterparty Risk: Swaps are generally governed by a single master agreement for each counterparty. Counterparty Risk refers to the risk that the counterparty under the swap agreement will not live up to its obligations. A swap agreement may not contemplate delivery of collateral to support a counterparty's contractual obligation; therefore, a Fund might need to rely on contractual remedies to satisfy the counterparty's obligation. As with any contractual remedy, there is no guarantee that a Fund would be successful in pursuing such remedies, particularly in the event of the counterparty's bankruptcy. The swap agreement may allow for netting of the counterparties' obligations on specific transactions in which case a Fund's obligation or right will be the net amount owed to or by the counterparty. Although this will not guarantee that the counterparty does not default, the Fund will not enter into a swap transaction with any counterparty that Invesco Aim and/or the Sub-Advisors believe does not have the financial resources to honor its obligations under the transaction. Further, Invesco Aim monitors the financial stability of swap counterparties in an effort to protect the Fund's investments. Where the obligations of the counterparty are guaranteed, Invesco Aim monitors the financial stability of the guarantor instead of the counterparty. A Fund's current obligations under a swap agreement are to be accrued daily (on a net basis), and the Fund maintains cash or liquid assets in an amount equal to amounts owed to a swap counterparty (some of these assets may be segregated to secure the swap counterparty).



          A Fund will not enter into a transaction with any single counterparty if the net amount owed or to be received under existing transactions under the swap agreements with that counterparty would exceed 5% of the Fund's net assets determined on the date the transaction is entered into.



          BUNDLED SECURITIES. In lieu of investing directly in securities certain of the Underlying Funds may from time to time invest in Targeted Return Index Securities Trusts ("TRAINS") or similar instruments representing a fractional undivided interest in an underlying pool of securities often referred to as "Bundled Securities". Bundled Securities are typically represented by certificates and the Funds will be permitted at any time to exchange such certificates for the underlying securities evidenced by such certificates and thus the certificates are generally subject to the same risks as the underlying securities held in the trust. The Funds will examine the characteristics of the underlying securities for compliance with investment criteria but will determine liquidity with reference to the certificates themselves. TRAINs and other trust certificates are generally not registered under the 1933 Act or the 1940 Act and therefore must be held by qualified purchasers and resold to qualified institutional buyers pursuant to Rule 144A under the 1933 Act. Investments in certain TRAINs or other trust certificates may have the effect of increasing the level of Fund illiquidity to the extent a Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.



          PUT AND CALL OPTIONS. Certain of the Underlying Funds may engage in certain strategies involving options to attempt to manage the risk of their investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities). Option transactions present the possibility of large amounts of exposure, which may result in a Fund's net asset value being more sensitive to changes in the value of the related investment.



          Call Options: A call option gives the purchaser the right to buy the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be, at the time of exercise. If the purchaser exercises the call option, the writer of a call option is obligated to sell to and deliver the underlying security, contract or foreign currency to the purchaser of the call option.



          Put Options: A put option gives the purchaser the right to sell the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration date of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be, at the time of exercise. If the purchaser exercises the put option, the writer of a put option is obligated to buy the underlying security, contract or foreign currency. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Until an option expires or is offset, the option is said to be "open." When an option expires or is offset, the option is said to be "closed."



          Listed Options and Over-The-Counter Options. Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller are guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation

(which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Because purchased OTC options in certain cases may be difficult to dispose of in a timely manner, the Fund may be required to treat some or all of these options (i.e., the market value) as illiquid securities. Although a Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, a Fund might be unable to close out an OTC option position at any time prior to its expiration.



          Index Options. Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference.



          The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.



          CDS Option. A Fund may additionally enter into CDS option transactions which grant the holder the right, but not the obligation, to enter into a CDS at a specified future date and under specified terms in exchange for a purchase price or premium. The writer of the option bears the risk of any unfavorable move in the value of the CDS relative to the market value on the exercise date, while the purchaser may allow the option to expire unexercised.



          Writing Options. The Underlying Fund may write put and call options in an attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying security, contract, or foreign currency alone. A Fund may only write a call option on a security if it owns an equal amount of such securities or securities convertible into, or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities subject to the call option. In return for the premium received for writing a call option, the Fund foregoes the opportunity for profit from a price increase in the underlying security, contract, or foreign currency above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security, contract, or foreign currency decline.



          The Underlying Fund may write a put option without owning the underlying security if it covers the option as described in the section "Cover." A Fund may only write a put option on a security as part of an investment strategy and not for speculative purposes. In return for the premium received for writing a put option, the Fund assumes the risk that the price of the underlying security, contract, or foreign currency will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss.



          If an option that an Underlying Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency during the option period. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset by the premium received. A Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the price it is willing to pay for the underlying security, contract or currency. The obligation imposed upon the writer of an option is terminated upon the expiration of the option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option (put or call as the case may be) identical to that previously sold.



          Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security, contract or currency from being called or to permit the sale of the underlying security, contract or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security, contract or currency with either a different exercise price or expiration date, or both.



          Pursuant to federal securities rules and regulations, if a Fund writes options it may be required to set aside assets to reduce the risks associated with writing those options. This process is described in more detail below in the section "Cover."



          An Underlying Fund that is an AIM Fund will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund's total assets. A Fund will not purchase options if, at the time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund's total assets.



          Purchasing Options. Underlying Funds may purchase a call option for the purpose of acquiring the underlying security, contract or currency for its portfolio. The Fund is not required to own the underlying security in order to purchase a call option, and may only cover the transaction with cash, liquid assets and/or short-term debt securities. Utilized in this fashion, the purchase of call options would enable a Fund to acquire the security, contract or currency at the exercise price of the call option plus the premium paid. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected increase in the market price of the underlying security, contract or currency. If the market price does not exceed the exercise price, the Fund could purchase the security on the open market and could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Each of the Funds may also purchase call options on underlying securities, contracts or currencies against which it has written other call options. For example, where a Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise strike and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."



          Underlying Funds may only purchase a put option on an underlying security, contract or currency ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security, contract or currency. Such hedge protection is provided only during the life of the put option. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, contract or currency is delivered upon the exercise of the put option. Conversely, if the underlying security, contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost. A Fund may also purchase put options on underlying securities, contracts or currencies against which it has written other put options. For example, where a Fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as "put spreads." Likewise, a Fund may write call options on underlying securities, contracts or currencies against which it has purchased protective put options. This strategy is commonly referred to as a "collar."



          Straddles. Certain of the Underlying Funds, for hedging purposes, may write straddles (combinations of put and call options on the same underlying security) to adjust the risk and return characteristics of the Funds' overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.



          General Information Regarding Options: The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the price volatility of the underlying investment and general market and interest rate conditions. Options that expire unexercised have no value.



          A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option, which is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option, which is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.



          WARRANTS. Certain of the Underlying Funds may purchase warrants. A warrant is a security that gives the holder the right to purchase securities from the issuer at a specific price within a certain time frame and are similar to call options. The main difference between warrants and call options is that warrants are issued by the company that will issue the underlying security, whereas options are not issued by the company. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock are often employed to finance young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.



          FUTURES CONTRACTS. Certain of the Underlying Funds may purchase Futures Contracts. A Futures Contract is a two-party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place (collectively, "Futures Contracts").



          Common examples of Futures Contracts that a Fund may engage in include, but are not limited to:



          Index Futures: A stock index Futures Contract is an exchange-traded contract that provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contracts and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made.



          Interest Rate Futures: An interest-rate futures contract is an exchange-traded contact in which the specified underlying security is either an interest-bearing fixed income security or an inter-bank deposit. Two examples of common interest rate futures contracts are U.S. Treasury futures and Eurodollar futures contracts. The specified security for U.S. Treasury futures is a U.S. Treasury security. The specified security for Eurodollar futures is the London Interbank Offered Rate ("Libor") which is a daily reference rate based on the interest rates at which banks offer to lend unsecured funds to other banks in the London wholesale money market.



          Security Futures: A security futures contract is an exchange-traded contract to purchase or sell in the future a specified quantity of a security, other than a Treasury security, or a narrow-based securities index at a certain price. Presently, the only available security futures contracts use shares of a single equity security as the specified security.



          Currency Futures: A currency futures contract is an exchange-traded contract to buy or sell a particular currency at a specified price at some time in the future (commonly three months or more). Currency futures contracts are highly volatile, with a relatively small price movement potentially resulting in substantial gains or losses to the Fund. Additionally, the Fund may lose money on currency futures if changes in the currency rates do not occur as anticipated.



          The Underlying Funds will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC"). Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls. For a further discussion of the risks associated with investments in foreign securities, see "Foreign Investments" above. It should be noted that the Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under the act with respect to the Funds.



          Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times when a Futures Contract is outstanding. "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a Fund in order to initiate Futures Contracts trading and maintain its open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered ("initial margin") is intended to ensure the Fund's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.



          Subsequent payments, called "variation margin," received from or paid to the futures commission merchant through which a Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency, index or futures price fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.



          Closing out an open Futures Contract is effected by entering into an offsetting Futures Contract for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Futures Contract.



          In addition, if an Underlying Fund were unable to liquidate a Futures Contract or an option on a Futures Contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Futures Contract or option or to maintain cash or securities in a segregated account.



          OPTIONS ON FUTURES CONTRACTS. Certain of the Underlying Funds may purchase options on Futures Contracts. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures Contract position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures Contract margin account.

The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.



          Pursuant to federal securities laws and regulations, the Fund's use of Futures Contracts and options on Futures Contracts may require the Fund to set aside assets to reduce the risks associated with using Futures Contracts and options on Futures Contracts. This process is described in more detail below in the section "Cover."



          LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS AND ON CERTAIN OPTIONS ON CURRENCIES.



          Underlying Funds, other than AIM International Total Return Fund, will enter into Futures Contracts for hedging purposes only; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Underlying Fund owns, or Futures Contracts will be purchased to protect the Underlying Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. AIM International Total Return Fund, an Underlying Fund in which AIM Independence Now Fund, AIM Independence 2010 Fund, AIM Independence 2020 Fund and AIM Independence 2030 Fund invest, may enter into Futures Contracts for both hedging and non-hedging purposes.



          FORWARD CURRENCY CONTRACTS. Certain of the Underlying Funds may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A forward currency contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency for payment in another currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract and at a price as agreed upon by the parties at the time the contract is entered. A Fund will either accept or make delivery of the currency at the maturity of the forward currency contract. A Fund may also, if its counterparty agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward currency contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.



          An Underlying Fund may enter into forward currency contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When a Fund purchases a security denominated in a foreign currency for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. A Fund may enter into a forward currency contract with respect to the specific purchase or sale of a security denominated in a foreign currency thereby "locking in" an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as "transaction hedging." Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency.



          The cost to an Underlying Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while forward currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.



          Pursuant to federal securities rules and regulations, a Fund's use of forward currency contracts may require that Fund to set aside assets to reduce the risks associated with using forward currency contracts. This process is described in more detail below in the section "Cover."

          COVER. Certain transactions including, but not limited to, credit default swaps, forward currency contracts, futures contracts and options (other than options purchased by a Fund) expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless, in addition to complying with all the restrictions noted in the disclosure above, it owns either (1) an offsetting position in securities, currencies, or other options, forward currency contracts, or futures contracts or (2) cash, liquid assets and/or short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid assets. To the extent that a credit default swap, futures contract, forward currency contract or option is deemed to be illiquid, the assets used to cover a Fund's obligation will also be treated as illiquid for purposes of determining the Fund's maximum allowable investment in illiquid securities.



          To the extent that a purchased option is deemed illiquid, a Fund will treat the market value of the purchased option (i.e., the amount at risk to the Fund) as illiquid, but will not treat the assets used as cover on such transactions as illiquid.



          Assets used as cover cannot be sold while the position in the corresponding position is open unless they are replaced with other appropriate assets. If a large portion of a Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.



          GENERAL RISKS OF HEDGING STRATEGIES. The use by the Funds of hedging strategies involves special considerations and risks, as described below.



          (1) Successful use of hedging transactions depends upon Invesco Aim's and the Sub-Advisors' ability to correctly predict the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While Invesco Aim and the Sub-Advisors are experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.



          (2) In a hedging transaction, there might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged. For example, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.



          (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.



          (4) There is no assurance that a Fund will use hedging transactions. For example, if a Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.



FUND POLICIES


          FUNDAMENTAL RESTRICTIONS. Each Independence Fund is subject to the following investment restrictions, which may be changed only by a vote of such Fund's outstanding shares. Fundamental restrictions may be changed only by a vote of the lesser of (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.

          (1) The Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

          (2) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

          (3) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

          (4) Each of the Funds will make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of investment companies. This restriction does not limit the Fund's investments in
(i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

          (5) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

          (6) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

          (7) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

          (8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

          The investment restrictions set forth above provide each of the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though each of the Funds has this flexibility, the Board has adopted non-fundamental restrictions for each of the Funds relating to certain of these restrictions which Invesco Aim and, when applicable, the Sub-Advisors must follow in managing the Funds. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board.

          NON-FUNDAMENTAL RESTRICTIONS. The following non-fundamental investment restrictions apply to each of the Funds. They may be changed for any Fund without approval of that Fund's voting securities.

          (1) In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities and securities issued by other investment companies), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may purchase securities of other investment companies as permitted by the 1940 Act Laws, Interpretations and Exemptions.


          (2) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers or an AIM Fund. The Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets or when any borrowings from an AIM Fund are outstanding.


          (3) In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.


          (4) In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33 1/3% of its total assets and may lend money to an AIM Fund, on such terms and conditions as the SEC may require in an exemptive order.


          (5) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

          (6) Notwithstanding the fundamental restriction with regard to engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities, the Fund currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

          The Funds do not consider currencies or other financial commodities or contracts and financial instruments to be physical commodities (which include, for example, oil, precious metals and grains). Accordingly, the Funds will interpret the restriction and the related non-fundamental restriction to permit the Funds, subject to each Fund's investment objectives and general investment policies (as stated in the Funds' prospectuses and herein), to invest directly in foreign currencies and other financial commodities and to purchase, sell or enter into commodity futures contracts and options thereon, foreign currency forward contracts, foreign currency options, currency-, commodity- and financial instrument-related swap agreements, hybrid instruments, interest rate or securities-related or foreign currency-related hedging instruments or other currency-, commodity- or financial instrument-related derivatives, subject to compliance with any applicable provisions of the federal securities or commodities laws. The Funds also will interpret their fundamental restriction regarding purchasing and selling physical commodities and their related non-fundamental restriction to permit the Funds to invest in exchange-traded funds that invest in physical and/or financial commodities, subject to the limits described in the Funds' prospectuses and herein.

TEMPORARY DEFENSIVE POSITIONS


          In anticipation of or in response to adverse market or other conditions, or during atypical circumstances such as unusually large cash inflows or redemptions, the Funds may temporarily hold all or a portion of their assets in cash, cash equivalents or U.S. Government securities.


POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND HOLDINGS

          The Board has adopted policies and procedures with respect to the disclosure of the Funds' portfolio holdings (the "Holdings Disclosure Policy"). Invesco Aim and the Board may amend the Holdings Disclosure Policy at any time without prior notice. Details of the Holdings Disclosure Policy and a description of the basis on which employees of Invesco Aim and its affiliates may release information about portfolio securities in certain contexts are provided below.


          PUBLIC RELEASE OF PORTFOLIO HOLDINGS. The Funds disclose the following portfolio holdings information on http://www.invescoaim.com(1):


                                                APPROXIMATE DATE OF                    INFORMATION REMAINS
INFORMATION                                        WEBSITE POSTING                       POSTED ON WEBSITE
--------------------------------------   -----------------------------------   --------------------------------------
Top ten holdings as of month-end         15 days after month-end               Until replaced with the
                                                                               following month's top ten holdings
Select holdings included in the
   Fund's Quarterly Performance Update   29 days after calendar quarter-end    Until replaced with the following
                                                                               quarter's Quarterly Performance Update
Complete portfolio holdings as
   of calendar quarter-end               30 days after calendar quarter-end    For one year
Complete portfolio holdings as
   of fiscal quarter-end                 60-70 days after fiscal quarter-end   For one year

          These holdings are listed along with the percentage of the Fund's net assets they represent. Generally, employees of Invesco Aim and its affiliates may not disclose such portfolio holdings until one day after they have been posted on http://www.invescoaim.com. You may also obtain the publicly available portfolio holdings information described above by contacting us at 1-800-959-4246.

          SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS PURSUANT TO NON-DISCLOSURE AGREEMENT. Employees of Invesco Aim and its affiliates may disclose non-public full portfolio holdings on a selective basis only if the Internal Compliance Controls Committee (the "ICCC") of Invesco Aim Management approves the parties to whom disclosure of non-public full portfolio holdings will be made. The ICCC must determine that the proposed selective disclosure will be made for legitimate business purposes of the applicable Fund and address any perceived conflicts of interest between shareholders of such Fund and Invesco Aim or its affiliates as part of granting its approval.

          The Board exercises continuing oversight of the disclosure of Fund portfolio holdings by (1) overseeing the implementation and enforcement of the Holdings Disclosure Policy and the AIM Funds Code of Ethics by the Chief Compliance Officer (or his designee) of Invesco Aim and the AIM Funds and (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended) that may arise in connection with the Holdings Disclosure

----------
(1) To locate the Fund's portfolio holdings information on http://www.invescoaim.com, click on the Products and Performance tab, then click on the Mutual Funds link, then click on the fund Overview link and select the Fund from the drop down menu. Links to the Fund's portfolio holdings are located in the upper right side of this website page.

Policy. Pursuant to the Holdings Disclosure Policy, the Board reviews the types of situations in which Invesco Aim provides selective disclosure and approves situations involving perceived conflicts of interest between shareholders of the applicable Fund and Invesco Aim or its affiliates brought to the Board's attention by Invesco Aim.

          Invesco Aim discloses non-public full portfolio holdings information to the following persons in connection with the day-to-day operations and management of the AIM Funds:

               -    Attorneys and accountants;

               -    Securities lending agents;

               -    Lenders to the AIM Funds;

               -    Rating and rankings agencies;

               -    Persons assisting in the voting of proxies;

               -    AIM Funds' custodians;

               - The AIM Funds' transfer agent(s) (in the event of a redemption in kind);

               - Pricing services, market makers, or other persons who provide systems or software support in connection with AIM Funds' operations (to determine the price of securities held by an AIM Fund);

               -    Financial printers;

               - Brokers identified by the AIM Funds' portfolio management team who provide execution and research services to the team; and

               - Analysts hired to perform research and analysis to the AIM Funds' portfolio management team.

In many cases, Invesco Aim will disclose current portfolio holdings on a daily basis to these persons. In these situations, Invesco Aim has entered into non-disclosure agreements which provide that the recipient of the portfolio holdings will maintain the confidentiality of such portfolio holdings and will not trade on such information ("Non-disclosure Agreements"). Please refer to Appendix B for a list of examples of persons to whom Invesco Aim provides non-public portfolio holdings on an ongoing basis.

          Invesco Aim will also disclose non-public portfolio holdings information if such disclosure is required by applicable laws, rules or regulations, or by regulatory authorities having jurisdiction over Invesco Aim and its affiliates or the Funds.

          The Holdings Disclosure Policy provides that Invesco Aim will not request, receive or accept any compensation (including compensation in the form of the maintenance of assets in any Fund or other mutual fund or account managed by Invesco Aim or one of its affiliates) for the selective disclosure of portfolio holdings information.


          DISCLOSURE OF CERTAIN PORTFOLIO HOLDINGS AND RELATED INFORMATION WITHOUT NON-DISCLOSURE AGREEMENT. Invesco Aim and its affiliates that provide services to the Funds, the Sub-Advisors and each of their employees may receive or have access to portfolio holdings as part of the day to day operations of the Funds.


          From time to time, employees of Invesco Aim and its affiliates may express their views orally or in writing on one or more of the Funds' portfolio securities or may state that a Fund has recently purchased or sold, or continues to own, one or more securities. The securities subject to these views and statements may be ones that were purchased or sold since a Fund's most recent quarter-end and therefore may not be reflected on the list of the Fund's most recent quarter-end portfolio holdings disclosed on the website. Such views and statements may be made to various persons, including members of the press, brokers and other financial intermediaries that sell shares of the Funds, shareholders in the applicable Fund, persons considering investing in the applicable Fund or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and other entities for which Invesco Aim or its affiliates provides or may provide investment advisory services. The nature and content of the views and statements provided to each of these persons may differ.

          From time to time, employees of Invesco Aim and its affiliates also may provide oral or written information ("portfolio commentary") about a Fund, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, investment styles and capitalization sizes, and among stocks, bonds, currencies and cash, security types, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. Invesco Aim may also provide oral or written information ("statistical information") about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, alpha, beta, R-squared, coefficient of determination, duration, maturity, information ratio, sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics. This portfolio commentary and statistical information about a Fund may be based on the Fund's portfolio as of the most recent quarter-end or the end of some other interim period, such as month-end. The portfolio commentary and statistical information may be provided to various persons, including those described in the preceding paragraph. The nature and content of the information provided to each of these persons may differ.

          DISCLOSURE OF PORTFOLIO HOLDINGS BY TRADERS. Additionally, employees of Invesco Aim and its affiliates may disclose one or more of the portfolio securities of a Fund when purchasing and selling securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities, or in connection with litigation involving the Funds' portfolio securities. Invesco Aim does not enter into formal Non-disclosure Agreements in connection with these situations; however, the Funds would not continue to conduct business with a person who Invesco Aim believed was misusing the disclosed information.

          DISCLOSURE OF PORTFOLIO HOLDINGS OF OTHER INVESCO AIM-MANAGED PRODUCTS. Invesco Aim and its affiliates manage products sponsored by companies other than Invesco Aim, including investment companies, offshore funds, and separate accounts. In many cases, these other products are managed in a similar fashion to certain AIM Funds (as defined herein) and thus have similar portfolio holdings. The sponsors of these other products managed by Invesco Aim and its affiliates may disclose the portfolio holdings of their products at different times than Invesco Aim discloses portfolio holdings for the AIM Funds.

          Invesco Aim may provide portfolio holdings information for portfolios of AIM Variable Insurance Funds (the "Insurance Funds") to insurance companies whose variable annuity and variable life insurance accounts invest in the Insurance Funds ("Insurance Companies"). Invesco Aim may disclose portfolio holdings information for the Insurance Funds to Insurance Companies with which Invesco Aim has entered into Non-disclosure Agreements up to five days prior to the scheduled dates for Invesco Aim's disclosure of similar portfolio holdings information for other AIM Funds on http://www.invescoaim.com. Invesco Aim provides portfolio holdings information for the Insurance Funds to such Insurance Companies to allow them to disclose this information on their websites at approximately the same time that AIM discloses portfolio holdings information for the other AIM Funds on its website. Invesco Aim manages the Insurance Funds in a similar fashion to certain other AIM Funds and thus the Insurance Funds and such other AIM Funds have similar portfolio holdings. Invesco Aim does not disclose the portfolio holdings information for the Insurance Funds on its website, and not all Insurance Companies disclose this information on their websites.

                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

          The Trustees have the authority to take all actions necessary in connection with the business affairs of the Trust. The Trustees, among other things, approve the investment objectives, policies and procedures for the Funds. The Trust enters into agreements with various entities to manage the day-to-day operations of the Funds, including the Funds' investment advisers, administrator, transfer agent, distributor and custodians. The Trustees are responsible for selecting these service providers, and approving the terms of their contracts with the Funds. On an ongoing basis, the Trustees exercise general oversight of these service providers.

          Certain trustees and officers of the Trust are affiliated with Invesco Aim and Invesco Aim Management, the parent corporation of Invesco Aim. All of the Trust's executive officers hold similar offices with some or all of the other AIM Funds.

MANAGEMENT INFORMATION

          The trustees and officers of the Trust, their principal occupations during at least the last five years and certain other information concerning them are set forth in Appendix C.

          The standing committees of the Board are the Audit Committee, the Compliance Committee, the Governance Committee, the Investments Committee, the Valuation Committee, Distribution and Proxy Oversight Committee and the Special Market Timing Litigation Committee (the "Committees").


          The members of the Audit Committee are Messrs. James T. Bunch (Vice Chair), Bruce L. Crockett, Lewis F. Pennock, Raymond Stickel, Jr. (Chair) and Dr. Larry Soll. The Audit Committee's primary purposes are to: (i) oversee qualifications and performance of the independent registered public accountants,
(ii) appoint independent registered public accountants for the Funds; (iii) pre-approve all permissible audit and non-audit services that are provided to Funds by their independent registered public accountants to the extent required by Section 10A(h) and (i) of the Exchange Act; (iv) pre-approve, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Funds' independent registered public accountants to the Funds' investment adviser and certain other affiliated entities; (v) review the audit and tax plans prepared by the independent registered public accountants; (vi) review the Funds' audited financial statements; (vii) review the process that management uses to evaluate and certify disclosure controls and procedures in Form N-CSR;
(viii) review the process for preparation and review of the Funds' shareholder reports; (ix) review certain tax procedures maintained by the Funds; (x) review modified or omitted officer certifications and disclosures; (xi) review any internal audits of the Funds; (xii) establish procedures regarding questionable accounting or auditing matters and other alleged violations; (xiii) set hiring policies for employees and proposed employees of the Funds who are employees or former employees of the independent registered public accountants; and (xiv) remain informed of (a) of the Funds' accounting systems and controls, (b) regulatory changes and new accounting pronouncements that affect the Funds' net asset value calculations and financial statement reporting requirements, and (c) communications with regulators regarding accounting and financial reporting matters that pertain to the Funds. During the fiscal year ended December 31, 2007, the Audit Committee held six meetings.



          The members of the Compliance Committee are Messrs. Frank S. Bayley, Crockett (Chair), Albert R. Dowden (Vice Chair) and Stickel. The Compliance Committee is responsible for: (i) recommending to the Board and the independent trustees the appointment, compensation and removal of the Funds' Chief Compliance Officer; (ii) recommending to the independent trustees the appointment, compensation and removal of the Funds' Senior Officer appointed pursuant to the terms of the Assurances of Discontinuance entered into by the New York Attorney General, Invesco Aim and INVESCO Funds Group, Inc. ("IFG");
(iii) recommending to the independent trustees the appointment and removal of AIM's independent Compliance Consultant (the "Compliance Consultant") and reviewing the report prepared by the Compliance Consultant upon its compliance review of Invesco Aim (the "Report") and any objections made by Invesco Aim with respect to the Report; (iv) reviewing any report prepared by a third party who is not an interested person of Invesco Aim, upon the conclusion by such third party of a compliance review of Invesco Aim; (v) reviewing all reports on compliance matters from the Funds' Chief Compliance Officer, (vi) reviewing all recommendations made by the Senior Officer regarding Invesco

Aim's compliance procedures, (vii) reviewing all reports from the Senior Officer of any violations of state and federal securities laws, the Colorado Consumer Protection Act, or breaches of Invesco Aim's fiduciary duties to Fund shareholders and of Invesco Aim's Code of Ethics; (viii) overseeing all of the compliance policies and procedures of the Funds and their service providers adopted pursuant to Rule 38a-1 of the 1940 Act; (ix) from time to time, reviewing certain matters related to redemption fee waivers and recommending to the Board whether or not to approve such matters; (x) receiving and reviewing quarterly reports on the activities of Invesco Aim's Internal Compliance Controls Committee; (xi) reviewing all reports made by Invesco Aim's Chief Compliance Officer; (xii) reviewing and recommending to the independent trustees whether to approve procedures to investigate matters brought to the attention of Invesco Aim's ombudsman; (xiii) risk management oversight with respect to the Funds and, in connection therewith, receiving and overseeing risk management reports from Invesco Ltd. that are applicable to the Funds or their service providers; and (xiv) overseeing potential conflicts of interest that are reported to the Compliance Committee by Invesco Aim, the Chief Compliance Officer, the Senior Officer and/or the Compliance Consultant. During the fiscal year ended December 31, 2007, the Compliance Committee held seven meetings.

          The members of the Governance Committee are Messrs. Bob R. Baker, Bayley, Dowden (Chair), Jack M. Fields (Vice Chair), Carl Frischling and Dr. Prema Mathai-Davis. The Governance Committee is responsible for: (i) nominating persons who will qualify as independent trustees for (a) election as trustees in connection with meetings of shareholders of the Funds that are called to vote on the election of trustees, (b) appointment by the Board as trustees in connection with filling vacancies that arise in between meetings of shareholders; (ii) reviewing the size of the Board, and recommending to the Board whether the size of the Board shall be increased or decreased; (iii) nominating the Chair of the Board; (iv) monitoring the composition of the Board and each committee of the Board, and monitoring the qualifications of all trustees; (v) recommending persons to serve as members of each committee of the Board (other than the Compliance Committee), as well as persons who shall serve as the chair and vice chair of each such committee; (vi) reviewing and recommending the amount of compensation payable to the independent trustees; (vii) overseeing the selection of independent legal counsel to the independent trustees; (viii) reviewing and approving the compensation paid to independent legal counsel to the independent trustees; (ix) reviewing and approving the compensation paid to counsel and other advisers, if any, to the Committees of the Board; and (x) reviewing as they deem appropriate administrative and/or logistical matters pertaining to the operations of the Board.

          The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. During the fiscal year ended December 31, 2007, the Governance Committee held eight meetings.

          Notice procedures set forth in the Trust's bylaws require that any shareholder of a fund desiring to nominate a trustee for election at a shareholder meeting must submit to the Trust's Secretary the nomination in writing not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting.


          The members of the Investments Committee are Messrs. Baker (Vice Chair), Bayley (Chair), Bunch, Crockett, Dowden, Fields, Martin L. Flanagan, Frischling, Pennock, Stickel, Philip A. Taylor and Drs. Mathai-Davis (Vice Chair) and Soll (Vice Chair). The Investments Committee's primary purposes are to: (i) assist the Board in its oversight of the investment management services provided by Invesco Aim and the Sub-Advisors; and (ii) review all proposed and existing advisory, sub-advisory and distribution arrangements for the Funds, and to recommend what action the Boards and the independent trustees take regarding the approval of all such proposed arrangements and the continuance of all such existing arrangements. During the fiscal year ended December 31, 2007, the Investments Committee held six meetings.

          The Investments Committee has established three Sub-Committees. The Sub-Committees are responsible for: (i) reviewing the performance, fees and expenses of the Funds that have been assigned to a particular Sub-Committee (for each Sub-Committee, the "Designated Funds"), unless the Investments Committee takes such action directly; (ii) reviewing with the applicable portfolio managers from time to time the investment objective(s), policies, strategies and limitations of the Designated Funds; (iii) evaluating the investment advisory, sub-advisory and distribution arrangements in effect or proposed for the Designated Funds, unless the Investments Committee takes such action directly;
(iv) being familiar with the registration statements and periodic shareholder reports applicable to their Designated Funds; and (v) such other investment-related matters as the Investments Committee may delegate to the Sub-Committee from time to time.

          The members of the Valuation, Distribution and Proxy Oversight Committee are Messrs. Baker, Bunch, Fields, Frischling (Chair), Pennock (Vice Chair), Taylor and Drs. Mathai-Davis and Soll. The primary purposes of the Valuation, Distribution and Proxy Oversight Committee are: (a) to address issues requiring action or oversight by the Board of the AIM Funds (i) in the valuation of the AIM Funds' portfolio securities consistent with the Pricing Procedures,
(ii) in oversight of the creation and maintenance by the principal underwriters of the AIM Funds of an effective distribution and marketing system to build and maintain an adequate asset base and to create and maintain economies of scale for the AIM Funds, (iii) in the review of existing distribution arrangements for the AIM Funds under Rule 12b-1 and Section 15 of the 1940 Act, and (iv) in the oversight of proxy voting on portfolio securities of the Funds; and (b) to make regular reports to the full Boards of the AIM Funds.


          The Valuation, Distribution and Proxy Oversight Committee is responsible for: (a) with regard to valuation, (i) developing an understanding of the valuation process and the Pricing Procedures, (ii) reviewing the Pricing Procedures and making recommendations to the full Board with respect thereto,
(iii) reviewing the reports described in the Pricing Procedures and other information from Invesco Aim regarding fair value determinations made pursuant to the Pricing Procedures by Invesco Aim's internal valuation committee and making reports and recommendations to the full Board with respect thereto, (iv) receiving the reports of Invesco Aim's internal valuation committee requesting approval of any changes to pricing vendors or pricing methodologies as required by the Pricing Procedures and the annual report of Invesco Aim evaluating the pricing vendors, approving changes to pricing vendors and pricing methodologies as provided in the Pricing Procedures, and recommending annually the pricing vendors for approval by the full Board; (v) upon request of Invesco Aim, assisting Invesco Aim's internal valuation committee or the full Board in resolving particular fair valuation issues; (vi) reviewing the reports described in the Procedures for Determining the Liquidity of Securities (the "Liquidity Procedures") and other information from Invesco Aim regarding liquidity determinations made pursuant to the Liquidity Procedures by Invesco Aim and making reports and recommendations to the full Board with respect thereto, and
(vii) overseeing actual or potential conflicts of interest by investment personnel or others that could affect their input or recommendations regarding pricing or liquidity issues; (b) with regard to distribution, (i) developing an understanding of mutual fund distribution and marketing channels and legal, regulatory and market developments regarding distribution, (ii) reviewing periodic distribution and marketing determinations and annual approval of distribution arrangements and making reports and recommendations to the full Board with respect thereto, and (iii) reviewing other information from the principal underwriters to the AIM Funds regarding distribution and marketing of the AIM Funds and making recommendations to the full Board with respect thereto; and (c) with regard to proxy voting, (i) overseeing the implementation of the Proxy Voting Guidelines (the "Guidelines") and the Proxy Policies and Procedures (the "Proxy Procedures") by Invesco Aim and the Sub-Advisors, reviewing the Quarterly Proxy Voting Report and making recommendations to the full Board with respect thereto, (ii) reviewing the Guidelines and the Proxy Procedures and information provided by Invesco Aim and the Sub-Advisors regarding industry developments and best practices in connection with proxy voting and making recommendations to the full Board with respect thereto, and (iii) in implementing its responsibilities in this area, assisting Invesco Aim in resolving particular proxy voting issues. During the fiscal year ended December 31, 2007, the Valuation, Distribution and Proxy Oversight Committee held four meetings.


          The members of the Special Market Timing Litigation Committee are Messrs. Bayley, Bunch (Chair), Crockett and Dowden (Vice Chair). The Special Market Timing Litigation Committee is responsible: (i) for receiving reports from time to time from management, counsel for management, counsel for the AIM Funds and special counsel for the independent trustees, as applicable, related to (a) the civil lawsuits, including purported class action and shareholder derivative suits, that have been filed against the AIM Funds concerning alleged excessive short term trading in shares of the AIM Funds ("market timing") and (b) the civil enforcement actions and investigations related to market timing activity in the AIM Funds that were settled with certain regulators, including without limitation the SEC, the New York Attorney General and the Colorado Attorney General, and for recommending to the independent trustees what actions, if any, should be taken by the AIM Funds in light of all such reports; (ii) for overseeing the investigation(s) on behalf of the independent trustees by special counsel for the independent trustees and the independent trustees' financial expert of market timing activity in the AIM Funds, and for recommending to the independent trustees what actions, if any, should be taken by the AIM Funds in light of the results of such investigation(s); (iii) for (a) reviewing the methodology developed by Invesco Aim's Independent Distribution Consultant (the "Distribution Consultant") for the monies ordered to be paid under the settlement order with the SEC, and making recommendations to the independent trustees as to the acceptability of such methodology and (b) recommending to the independent trustees whether to consent to any firm with which the Distribution Consultant is affiliated entering into any employment, consultant, attorney-client, auditing or other professional relationship with Invesco Aim, or any of its present or former affiliates, directors, officers, employees or agents acting in their capacity as such for the period of the Distribution Consultant's engagement and for a period of two years after the engagement; and
(iv) for taking reasonable steps to ensure that any AIM Fund which the Special Market Timing Litigation Committee determines was harmed by improper market timing activity receives what the Special Market Timing Litigation Committee deems to be full restitution. During the fiscal year ended December 31, 2007, the Special Market Timing Litigation Committee did not meet.

Trustee Ownership of Fund Shares

          The dollar range of equity securities beneficially owned by each trustee (i) in the Funds and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the AIM Funds complex, is set forth in Appendix C.

COMPENSATION

          Each trustee who is not affiliated with Invesco Aim is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a trustee, which consists of an annual retainer component and a meeting fee component. The Chair of the Board and Chairs and Vice Chairs of certain committees receive additional compensation for their services.

          Information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with Invesco Aim during the year ended December 31, 2007 is found in Appendix D.

Retirement Plan For Trustees

          The trustees have adopted a retirement plan for the trustees of the Trust who are not affiliated with AIM.

          The trustees have also adopted a retirement policy that permits each non-Invesco Aim-affiliated trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the trustees may extend from time to time the retirement date of a trustee.

          Annual retirement benefits are available to each non-Invesco Aim-affiliated trustee of the Trust and/or the other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. Effective January 1, 2006, for retirements after December 31, 2005, the retirement benefits will equal 75% of the trustee's annual retainer paid to or accrued by any Covered Fund with respect to such trustee during the twelve-month


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

period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The amount of the annual retirement benefit does not include additional compensation paid for Board meeting fees or compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain Board committees, whether such amounts are paid directly to the trustee or deferred. The annual retirement benefit is payable in quarterly installments for a number of years equal to the lesser of (i) sixteen years or (ii) the number of such trustee's credited years of service. If a trustee dies prior to receiving the full amount of retirement benefits, the remaining payments will be made to the deceased trustee's designated beneficiary for the same length of time that the trustee would have received the payments based on his or her service. A trustee must have attained the age of 65 (60 in the event of death or disability) to receive any retirement benefit. A trustee may make an irrevocable election to commence payment of retirement benefits upon retirement from the Board before age 72, subject to a reduction for early payment.

Deferred Compensation Agreements

          Messrs. Crockett, Edward K. Dunn (a former trustee), Fields, Frischling, and Drs. Mathai-Davis and Soll (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account and deemed to be invested in one or more AIM Funds selected by the Deferring Trustees. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.

Purchases of Class A Shares of the Funds at Net Asset Value

          The trustees and other affiliated persons of the Trust may purchase Class A shares of the Funds without paying an initial sales charge. Invesco Aim Distributors permits such purchases because there is a reduced sales effort involved in sales to such purchasers, thereby resulting in relatively low expenses of distribution. For a complete description of the persons who will not pay an initial sales charge on purchases of Class A shares of the Funds, see "Purchase, Redemption and Pricing of Shares - Purchase and Redemption of Shares
- Purchases of Class A Shares, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund - Purchases of Class A Shares at Net Asset Value."

CODES OF ETHICS


          Invesco Aim, the Trust, Invesco Aim Distributors and the Sub-Advisors have adopted Codes of Ethics which apply to all AIM Fund trustees and officers, employees of Invesco Aim, the Sub-Advisors and their affiliates and govern, among other things, personal trading activities of all such persons. The Codes of Ethics are intended to address conflicts of interest with the Trust that may arise from personal trading, including personal trading in most of the funds within The AIM Family of Funds --Registered Trademark--. Personal trading, including personal trading involving securities that may be purchased or held by a fund within The AIM Family of Funds --Registered Trademark--, is permitted under the Codes subject to certain restrictions; however employees are required to pre-clear security transactions with the applicable Compliance Officer or a designee and to report transactions on a regular basis.



PROXY VOTING POLICIES


          The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Independence Fund to Invesco Aim. Invesco Aim will vote such proxies in accordance with their


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

proxy policies and procedures, which have been reviewed and approved by the Board, and which are found in Appendix E.

          Any material changes to the proxy policies and procedures will be submitted to the Board for approval. The Board will be supplied with a summary quarterly report of each Independence Fund's proxy voting record.


          Information regarding how the Independence Funds voted proxies related to their portfolio securities during the period ended June 30, 2007 is available, without charge, at our website, http://www.invescoaim.com. This information will also be available at the SEC Website, http://www.sec.gov.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

          Information about the ownership of each class of each Fund's shares by beneficial or record owners of such Fund and by trustees and officers as a group is found in Appendix F. A shareholder who owns beneficially 25% or more of the outstanding shares of a Fund is presumed to "control" that Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISOR

          Invesco Aim, the Funds' investment advisor, was organized in 1976, and along with its subsidiaries, manages or advises over 225 investment portfolios encompassing a broad range of investment objectives. Invesco Aim also serves as investment advisor for certain of the Underlying Funds that the Independence Funds invest in, these Underlying Funds are known as the AIM Funds. Invesco Aim is a direct, wholly owned subsidiary of Invesco Aim Management, a holding company that has been engaged in the financial services business since 1976. PowerShares Capital serves as investment advisor for certain of the Underlying Funds that the Independence Funds invest in, these Underlying Funds are known as the PowerShares ETFs. PowerShares is a direct, wholly-owned subsidiary of Invesco Aim Management. AIM Management is an indirect, wholly owned subsidiary of Invesco. Invesco and its subsidiaries are an independent global investment management group. Certain of the directors and officers of Invesco Aim are also executive officers of the Trust and their affiliations are shown under "Management Information - Trustees and Officers" located at Appendix C.

          As investment advisor, Invesco Aim supervises all aspects of the Funds' operations and provides investment advisory services to the Funds. Invesco Aim obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds.

          Invesco Aim is also responsible for furnishing to the Funds, at Invesco Aim's expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Funds, in the judgment of the trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of each Fund's accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

        The Advisory Agreement provides that each Fund will pay or cause to be paid all expenses of such Fund not assumed by Invesco Aim, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of each Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.


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

          Invesco Aim, at its own expense, furnishes to the Trust office space and facilities. Invesco Aim furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.

          Pursuant to its Advisory Agreement, Invesco Aim receives no advisory fee from the Independence Funds. The Independence Funds allocate fees to a class based on the relative net assets of a class.

          Invesco Aim has contractually agreed to limit Other Expenses (excluding certain items discussed below) to 0.16%, 0.17%, 0.24%, 0.24%, 0.28% and 0.28% for each class of shares of AIM Independence Now Fund, AIM Independence 2010 Fund, AIM Independence 2020 Fund, AIM Independence 2030 Fund, AIM Independence 2040 Fund and AIM Independence 2050 Fund, respectively. In determining the advisor's obligation to waive fees or reimburse expenses, the following expenses are not taken into account, and could cause the Other Expenses to exceed the limits: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board; and (vi) expenses that the Independence Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which an Independence Fund benefits are in the form of credits that an Independence Fund receives from the banks where such Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Such contractual fee waivers or reductions are set forth in the Fee Table to the Prospectus for the Independence Funds and may not be terminated or amended to the Funds' detriment during the period stated in the agreement between Invesco Aim and the Independence Funds. These expense limitation agreements are in effect through June 30, 2008.

INVESTMENT SUB-ADVISORS


          Invesco Aim has entered into a Master Intergroup Sub-Advisory Agreement with certain affiliates to serve as sub-advisors to the Funds, pursuant to which these affiliated sub-advisors may be appointed by Invesco Aim from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Funds. These affiliated sub-advisors, each of which is a registered investment advisor under the Advisors Act are:


          Invesco Asset Management Deutschland GmbH ("Invesco Deutschland");

          Invesco Asset Management Limited ("IAML");

          Invesco Asset Management (Japan) Limited ("Invesco Japan");

          Invesco Australia Limited ("Invesco Australia");

          Invesco Global Asset Management (N.A.), Inc. ("IGAM");

          Invesco Hong Kong Limited ("Invesco Hong Kong");

          Invesco Institutional (N.A.), Inc. ("IINA"); and

          Invesco Senior Secured Management, Inc. ("ISSM"); and


          AIM Funds Management, Inc. ("AFMI") (AFMI anticipates changing its name to Invesco Trimark Investment Management Inc. on or prior to December 31,
2008); (each a "Sub-Advisor" and collectively, the "Sub-Advisors").


          Invesco Aim and each Sub-Advisor are indirect wholly owned subsidiaries of Invesco.

          The only fees payable to the Sub-Advisors under the Sub-Advisory Agreement are for providing discretionary investment management services. For such services, Invesco Aim will pay each Sub-Advisor a fee, computed daily and paid monthly, equal to (i) 40% of the monthly compensation that Invesco Aim receives from the Trust, multiplied by (ii) the fraction equal to the net assets of such Fund as to which such Sub-Advisor shall have provided discretionary investment management services for that month divided by the net assets of such Fund for that month. Pursuant to the Sub-Advisory Agreement, this fee is reduced to reflect contractual or voluntary fee waivers or expense limitations by Invesco Aim, if any, in effect from time to time. In no event shall the aggregate monthly fees paid to the Sub-Advisors under the Sub-Advisory Agreement exceed 40% of the monthly compensation that Invesco Aim receives from the Trust pursuant to its advisory agreement with the Trust, as reduced to reflect contractual or voluntary fees waivers or expense limitations by Invesco Aim, if any.

PORTFOLIO MANAGERS

          Appendix G contains the following information regarding the portfolio manager identified in the Independence Funds' prospectus:

          -    The dollar range of the manager's investments in each Fund.

          -    A description of the manager's compensation structure.

          - Information regarding other accounts managed by the manager and potential conflicts of interest that might arise from the management of multiple accounts.

SERVICE AGREEMENTS

          ADMINISTRATIVE SERVICES AGREEMENT. Invesco Aim and the Trust have entered into a Master Administrative Services Agreement ("Administrative Services Agreement") pursuant to which Invesco Aim may perform or arrange for the provision of certain accounting and other administrative services to each Independence Fund which are not required to be performed by Invesco Aim under the Advisory Agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Trust's Board of Trustees, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, Invesco Aim is entitled to receive from the Independence Funds reimbursement of its costs or such reasonable compensation as may be approved by the Board. Currently, Invesco Aim is reimbursed for the services of the Trust's principal financial officer and her staff, and any expenses related to fund accounting services.

          Administrative services paid to Invesco Aim by each Fund for the period ended January 31, 2007 (date the Funds commenced operations) through December 31 are found in Appendix H.

OTHER SERVICE PROVIDERS

          TRANSFER AGENT. Invesco Aim Investment Services, Inc. ("Invesco Aim Investment Services"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, a wholly owned subsidiary of Invesco Aim, is the Trust's transfer agent.


          The Transfer Agency and Service Agreement (the "TA Agreement") between the Trust and Invesco Aim Investment Services provides that Invesco Aim Investment Services will perform certain services related to the servicing of shareholders of the Funds. Other such services may be delegated or sub-contracted to third party intermediaries. For servicing accounts holding Class A, A3, B, C, P, R, AIM Cash Reserve and Investor Class Shares, the TA Agreement provides that the Trust, on behalf of the Funds, will pay Invesco Aim Investment Services an annual fee per open shareholder account plus certain out of pocket expenses. This fee is paid monthly at the rate of 1/12 of the annual rate and is based upon the number of open shareholder accounts during each month. For servicing accounts holding Institutional Class shares, the TA Agreement provides that the Trust, on behalf of the Funds, will pay Invesco Aim Investment Services a fee per trade executed, to be billed monthly plus certain out-of-pocket expenses. In addition, all fees payable by Invesco Aim Investment Services or its affiliates to third party intermediaries who service accounts pursuant to sub-transfer agency, omnibus account services and sub-accounting agreements are charged back to the Funds, subject to certain limitations approved by the Board of the Trust. These payments are made in consideration of services that would otherwise be provided by Invesco Aim Investment Services if the accounts serviced by such intermediaries were serviced by Invesco Aim Investment Services directly. For more information regarding such payments to intermediaries, see the discussion under "Administrative and Processing Support Payments" below.



          SUB-TRANSFER AGENT. AFMI, 5140 Yonge Street, Suite 900, Toronto, Ontario M2N6X7, a wholly owned, indirect subsidiary of Invesco, provides services to the Trust as a sub-transfer agent, pursuant to an agreement between AFMI and Invesco Aim Investment Services. The Trust does not pay a fee to AFMI for these services. Rather AFMI is compensated by Invesco Aim Investment Services, as a sub-contractor.


          CUSTODIAN. State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Funds. JPMorgan Chase Bank, N.A., 712 Main, Houston, Texas 77002, serves as sub-custodian for purchases of shares of the Funds. The Bank of New York, 2 Hanson Place, Brooklyn, New York 11217-1431, also serves as sub-custodian to facilitate cash management.

          The Custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories. Invesco Aim is responsible for selecting eligible foreign securities depositories and for assessing the risks associated with investing in foreign countries, including the risk of using eligible foreign securities depositories in a country. The Custodian is responsible for monitoring eligible foreign securities depositories.

          Under its contract with the Trust, the Custodian maintains the portfolio securities of the Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of the Funds and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.


          INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Independence Funds' independent registered public accounting firm is responsible for auditing the financial statements of the Independence Funds. The Audit Committee of the Board has appointed PricewaterhouseCoopers LLP, 1201 Louisiana, Suite 2900, Houston, Texas 77002, as the independent registered public accounting firm to audit the financial statements of the Independence Funds. Such appointment was ratified and approved by the Board.



          COUNSEL TO THE TRUST. Legal matters for the Trust have been passed upon by Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

          The Sub-Advisors have adopted compliance procedures that cover, among other items, brokerage allocation and other trading practices. Unless specifically noted, the Sub-Advisors' Procedures do not materially differ from Invesco Aim's procedures discussed below.

BROKERAGE TRANSACTIONS

          Invesco Aim or the Sub-Advisor makes decisions to buy and sell securities for each Fund, selects broker-dealers (each, a "Broker"), effects the Funds' investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. Invesco Aim and the Sub-Advisors' primary consideration in effecting a security transaction is to obtain best execution, which is defined as prompt and efficient execution of the transaction at the best obtainable price with payment of commissions, mark-ups or mark-downs which are reasonable in relation to the value of the brokerage services provided by the Broker. While Invesco Aim and the Sub-Advisors seek reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See "Broker Selection" below.

          Some of the securities in which the Funds invest may be traded in over-the-counter markets. Portfolio transactions placed in such markets may be effected on a principal basis at net prices without commissions, but which include compensation to the Broker in the form of a mark up or mark down, or on an agency basis, which involves the payment of negotiated brokerage commissions to the Broker, including electronic communication networks. Purchases of underwritten issues include a commission or concession paid by the issuer (not the Funds) to the underwriter. Purchases of money market instruments may be made directly from issuers without the payment of commissions.

          Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.


          This Fund is a Fund of Funds, and therefore does not allow transactions for brokerage commissions. However, for such data for each of the Underlying Funds which comprise the subject Fund of Funds, please see the SAI of each Underlying Fund.


COMMISSIONS

          The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to certain other AIM Funds or other accounts (and may invest in the Affiliated Money Market Funds) provided the Funds follow procedures adopted by the Boards of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

BROKER SELECTION

          Invesco Aim's primary consideration in selecting Brokers to execute portfolio transactions for a Fund is to obtain best execution. In selecting a Broker to execute a portfolio transaction in equity securities for a Fund, Invesco Aim considers the full range and quality of a Broker's services, including the value of research and/or brokerage services provided, execution capability, commission rate, willingness to commit capital, anonymity and responsiveness. Invesco Aim's primary consideration when selecting a Broker to execute a portfolio transaction in fixed income securities for a Fund is the Broker's ability to deliver or sell the relevant fixed income securities; however, Invesco Aim will also consider the various factors listed above. In each case, the determinative factor is not the lowest commission or spread available but whether the transaction represents the best qualitative execution for the Fund. Invesco Aim will not select Brokers based upon their promotion or sale of Fund shares.

          In choosing Brokers to execute portfolio transactions for the Funds, Invesco Aim may select Brokers that provide brokerage and/or research services ("Soft Dollar Products") to the Funds and/or the other accounts over which Invesco Aim and its affiliates have investment discretion. Section 28(e) of the Securities Exchange Act of 1934, as amended, provides that Invesco Aim, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e)(1), Invesco Aim must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided... viewed in terms of either that particular transaction or [Invesco Aim's] overall responsibilities with respect to the accounts as to which [it] exercises investment discretion." The services provided by the Broker also must lawfully and appropriately assist Invesco Aim in the performance of its investment decision-making responsibilities. Accordingly, a Fund may pay a Broker higher commissions than those available from another Broker in recognition of such Broker's provision of Soft Dollar Products to Invesco Aim.

          Invesco Aim faces a potential conflict of interest when it uses client trades to obtain Soft Dollar Products. This conflict exists because Invesco Aim is able to use the Soft Dollar Products to manage client accounts without paying cash for the Soft Dollar Products, which reduces Invesco Aim's expenses to the extent that Invesco Aim would have purchased such products had they not been provided by Brokers. Section 28(e) permits Invesco Aim to use Soft Dollar Products for the benefit of any account it manages. Certain Invesco Aim-managed accounts may generate soft dollars used to purchase Soft Dollar Products that ultimately benefit other Invesco Aim-managed accounts, effectively cross subsidizing the other Invesco Aim-managed accounts that benefit directly from the product. Invesco Aim may not use all of the Soft Dollar Products provided by Brokers through which a Fund effects securities transactions in connection with managing such Fund.

          Invesco Aim and certain of its affiliates presently engage in the following instances of cross-subsidization:

          1. Fixed income funds normally do not generate soft dollar commissions to pay for Soft Dollar Products. Therefore, soft dollar commissions used to pay for Soft Dollar Products which are used to manage the fixed income AIM Funds are generated entirely by equity AIM Funds and other equity client accounts managed by Invesco Aim or Invesco Aim Capital Management, Inc. ("Invesco Aim Capital"), a subsidiary of Invesco Aim. In other words, the fixed income AIM Funds are cross-subsidized by the equity AIM Funds, in that the fixed income AIM Funds receive the benefit of Soft Dollar Products services for which they do not pay.

          2. The investment models used to manage many of the AIM Funds are also used to manage other accounts of Invesco Aim and/or Invesco Aim Capital. The Soft Dollar Products obtained through the use of soft dollar commissions generated by the transactions of the AIM Funds and/or other accounts managed by Invesco Aim and/or Invesco Aim Capital are used to maintain the investment models relied upon by both of these advisory affiliates.

               This type of cross-subsidization occurs in both directions. For example, soft dollar commissions generated by transactions of the AIM Funds and/or other accounts managed by Invesco Aim are used for Soft Dollar Products which may benefit those AIM Funds and/or accounts as well as accounts managed by Invesco Aim Capital. Additionally, soft dollar commissions generated by transactions of accounts managed by Invesco Aim Capital are used for Soft Dollar Products which may benefit those accounts as well as accounts managed by Invesco Aim. In certain circumstances, Invesco Aim Capital accounts may indicate that their transactions should not be used to generate soft dollar commissions but may still receive the benefits of Soft Dollar Products received by Invesco Aim or Invesco Aim Capital.


          3. Some of the common investment models used to manage various AIM Funds and other accounts of Invesco Aim and/or Invesco Aim Capital are also used to manage accounts of Invesco Aim Private Asset Management, Inc. ("IAPAM"), another Invesco Aim subsidiary. The Soft Dollar Products obtained through the use of soft dollar commissions generated by the transactions of the Funds and/or other accounts managed by Invesco Aim and/or Invesco Aim Capital are used to maintain the investment models relied upon by Invesco Aim, Invesco Aim Capital and IAPAM. This cross-subsidization occurs in only one direction. Most of IAPAM's accounts do not generate soft dollar commissions which can be used to purchase Soft Dollar Products. The soft dollar commissions generated by transactions of the Funds and/or other accounts managed by Invesco Aim and/or Invesco Aim Capital are used for Soft Dollar Products which may benefit the accounts managed by Invesco Aim, Invesco Aim Capital and IAPAM; however, IAPAM does not provide any soft dollar research benefit to the Funds and/or other accounts managed by Invesco Aim or Invesco Aim Capital.



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

          Invesco Aim and Invesco Aim Capital attempt to reduce or eliminate the potential conflicts of interest concerning the use of Soft Dollar Products by directing client trades for Soft Dollar Products only if Invesco Aim and Invesco Aim Capital conclude that the Broker supplying the product is capable of providing best execution.

          Certain Soft Dollar Products may be available directly from a vendor on a hard dollar basis; other Soft Dollar Products are available only through Brokers in exchange for soft dollars. Invesco Aim uses soft dollars to purchase two types of Soft Dollar Products:

               - proprietary research created by the Broker executing the trade, and

               - other products created by third parties that are supplied to Invesco Aim through the Broker executing the trade.

          Proprietary research consists primarily of traditional research reports, recommendations and similar materials produced by the in house research staffs of broker-dealer firms. This research includes evaluations and recommendations of specific companies or industry groups, as well as analyses of general economic and market conditions and trends, market data, contacts and other related information and assistance. Invesco Aim periodically rates the quality of proprietary research produced by various Brokers. Based on the evaluation of the quality of information that Invesco Aim receives from each Broker, Invesco Aim develops an estimate of each Broker's share of Invesco Aim clients' commission dollars. Invesco Aim attempts to direct trades to the firms to meet these estimates.

          Invesco Aim also uses soft dollars to acquire products from third parties that are supplied to Invesco Aim through Brokers executing the trades or other Brokers who "step in" to a transaction and receive a portion of the brokerage commission for the trade. Invesco Aim may from time to time instruct the executing Broker to allocate or "step out" a portion of a transaction to another Broker. The Broker to which Invesco Aim has "stepped out" would then settle and complete the designated portion of the transaction, and the executing Broker would settle and complete the remaining portion of the transaction that has not been "stepped out." Each Broker may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

          Soft Dollar Products received from Brokers supplement Invesco Aim's own research (and the research of certain of its affiliates), and may include the following types of products and services:

          - Database Services - comprehensive databases containing current and/or historical information on companies and industries and indices. Examples include historical securities prices, earnings estimates and financial data. These services may include software tools that allow the user to search the database or to prepare value-added analyses related to the investment process (such as forecasts and models used in the portfolio management process).

          - Quotation/Trading/News Systems - products that provide real time market data information, such as pricing of individual securities and information on current trading, as well as a variety of news services.

          - Economic Data/Forecasting Tools - various macro economic forecasting tools, such as economic data or currency and political forecasts for various countries or regions.

          - Quantitative/Technical Analysis - software tools that assist in quantitative and technical analysis of investment data.

          - Fundamental/Industry Analysis - industry specific fundamental investment research.

          - Fixed Income Security Analysis - data and analytical tools that pertain specifically to fixed income securities. These tools assist in creating financial models, such as cash flow projections and interest rate sensitivity analyses, which are relevant to fixed income securities.

          - Other Specialized Tools - other specialized products, such as consulting analyses, access to industry experts, and distinct investment expertise such as forensic accounting or custom built investment-analysis software.

          If Invesco Aim determines that any service or product has a mixed use (i.e., it also serves functions that do not assist the investment decision-making or trading process), Invesco Aim will allocate the costs of such service or product accordingly in its reasonable discretion. Invesco Aim will allocate brokerage commissions to Brokers only for the portion of the service or product that Invesco Aim determines assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.

          Outside research assistance is useful to Invesco Aim since the Brokers used by Invesco Aim tend to provide more in-depth analysis of a broader universe of securities and other matters than Invesco Aim's staff follows. In addition, such services provide Invesco Aim with a diverse perspective on financial markets. Some Brokers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by Invesco Aim's clients, including the Funds. However, the Funds are not under any obligation to deal with any Broker in the execution of transactions in portfolio securities. In some cases, Soft Dollar Products are available only from the Broker providing them. In other cases, Soft Dollar Products may be obtainable from alternative sources in return for cash payments. Invesco Aim believes that because Broker research supplements rather than replaces Invesco Aim's research, the receipt of such research tends to improve the quality of Invesco Aim's investment advice. The advisory fee paid by the Funds is not reduced because Invesco Aim receives such services. To the extent the Funds' portfolio transactions are used to obtain Soft Dollar Products, the brokerage commissions obtained by the Funds might exceed those that might otherwise have been paid.


          Invesco Aim may determine target levels of brokerage business with various Brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the Broker; and (2) the research services provided by the Broker. Portfolio transactions may be effected through Brokers that recommend the Funds to their clients, or that act as agent in the purchase of a Fund's shares for their clients, provided that Invesco Aim believes such Brokers provide best execution and such transactions are executed in compliance with Invesco Aim's policy against using directed brokerage to compensate Brokers for promoting or selling AIM Fund shares. Invesco Aim will not enter into a binding commitment with Brokers to place trades with such Brokers involving brokerage commissions in precise amounts.



DIRECTED BROKERAGE (RESEARCH SERVICES)



          This Fund is a Fund of Funds, and therefore does not allow transactions for research, statistics or other information. However, for such data for each of the Underlying Funds which comprise the subject Fund of Funds, please see the SAI of each Underlying Fund.


ALLOCATION OF PORTFOLIO TRANSACTIONS

          Invesco Aim and its affiliates manage numerous AIM Funds and other accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by one of the Funds and by another Fund or one or more other accounts. However, the position of each account in the same security and the length of time that each account may hold its investment in the same security may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more other accounts, and is considered at or about the same time, Invesco Aim will allocate transactions in such securities among the Fund(s) and these accounts on a pro rata basis based on order size or in such other manner believed by Invesco Aim to be fair and equitable. Invesco Aim may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.


ALLOCATION OF INITIAL PUBLIC OFFERING ("IPO") TRANSACTIONS



          Certain of the AIM Funds or other accounts managed by Invesco Aim may become interested in participating in IPOs. Purchases of IPOs by one AIM Fund or other account may also be considered for purchase by one or more other AIM Funds or accounts. Invesco Aim shall combine indications of interest for IPOs for all AIM Funds and accounts participating in purchase transactions for that IPO. When the full amount of all IPO orders for such AIM Funds and accounts cannot be filled completely, Invesco Aim shall allocate such transactions in accordance with the following procedures:



          Invesco Aim or the Sub-Advisor will determine the eligibility of each AIM Fund and account that seeks to participate in a particular IPO by reviewing a number of factors, including market capitalization/liquidity suitability and sector/style suitability of the investment with the AIM Fund's or account's investment objective, policies, strategies and current holdings. Invesco Aim will allocate securities issued in IPOs to eligible AIM Funds and accounts on a pro rata basis based on order size.



          AFMI, Invesco Australia, Invesco Hong Kong and Invesco Japan allocate IPOs on a pro rata basis based on size of order or in such other manner believed by AFMI, Invesco Australia, Invesco Hong Kong and Invesco Japan to be fair and equitable.



          Invesco Asset Management, Invesco Global and Invesco Institutional allocate IPOs on a pro rata basis based on account size or in such other manner believed by Invesco Asset Management, Invesco Global and Invesco Institutional to be fair and equitable.



          Invesco Deutschland and Invesco Senior Secured do not subscribe to IPOs.



                   PURCHASE, REDEMPTION AND PRICING OF SHARES



TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES



          If you are investing indirectly in a Fund through a financial intermediary such as a broker-dealer, a bank (including a bank trust department), an insurance company separate account, an investment advisor, an administrator or trustee of a retirement plan or a qualified tuition plan or a sponsor of a fee-based program that maintains a master account (an omnibus account) with the Fund for trading on behalf of its customers, different guidelines, conditions and restrictions may apply than if you held your shares of the Fund directly. These differences may include, but are not limited to: (i) different eligibility standards to purchase and sell shares, different eligibility standards to invest in funds with limited offering status and different eligibility standards to exchange shares by telephone; (ii) different minimum and maximum initial and subsequent purchase amounts; (iii) system inability to provide Letter of Intent privileges; and (iv) different annual amounts (less than 12%) subject to withdrawal under a Systematic Redemption Plan without being subject to a contingent deferred sales charge. The financial intermediary through whom you are investing may also choose to adopt different exchange and/or transfer limit guidelines and restrictions, including different trading restrictions designed to discourage excessive or short-term trading. The financial intermediary through whom you are investing may also choose to impose a redemption fee that has different characteristics, which may be more or less restrictive, than the redemption fee currently imposed on certain Funds.



          If the financial intermediary is managing your account, you may also be charged a transaction or other fee by such financial intermediary, including service fees for handling redemption transactions. Consult with your financial intermediary (or, in the case of a retirement plan, your plan sponsor) to determine what fees, guidelines, conditions and restrictions, including any of the above, may be applicable to you.

PURCHASE AND REDEMPTION OF SHARES



Purchases of Class A Shares, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund



          INITIAL SALES CHARGES. Each AIM Fund (other than AIM Tax-Exempt Cash
Fund) is grouped into one of four categories to determine the applicable initial sales charge for its Class A Shares. The sales charge is used to compensate Invesco Aim Distributors and participating dealers for their expenses incurred in connection with the distribution of the Funds' shares. You may also be charged a transaction or other fee by the financial institution managing your account.



          Class A Shares of AIM Tax-Exempt Cash Fund, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund are sold without an initial sales charge.

CATEGORY I FUNDS



AIM Asia Pacific Growth Fund



AIM Basic Balanced Fund



AIM Basic Value Fund



AIM Capital Development Fund



AIM Charter Fund



AIM China Fund



AIM Conservative Allocation Fund



AIM Constellation Fund



AIM Developing Markets Fund



AIM Diversified Dividend Fund



AIM Dynamics Fund



AIM Energy Fund



AIM European Growth Fund



AIM European Small Company Fund



AIM Financial Services Fund



AIM Global Aggressive Growth Fund*



AIM Global Equity Fund



AIM Global Growth Fund



AIM Global Health Care Fund



AIM Global Real Estate Fund



AIM Global Value Fund



AIM Gold & Precious Metals Fund



AIM Growth Allocation Fund



AIM Income Allocation Fund



AIM Independence Now Fund



AIM Independence 2010 Fund



AIM Independence 2020 Fund



AIM Independence 2030 Fund



AIM Independence 2040 Fund



AIM Independence 2050 Fund



AIM International Allocation Fund



AIM International Core Equity Fund



AIM International Growth Fund



AIM International Small Company Fund



AIM Japan Fund



AIM Large Cap Basic Value Fund



AIM Large Cap Growth Fund



AIM Leisure Fund



AIM Mid Cap Basic Value Fund



AIM Mid Cap Core Equity Fund



AIM Moderate Allocation Fund



AIM Moderate Growth Allocation Fund



AIM Moderately Conservative Allocation Fund



AIM Multi-Sector Fund



AIM Real Estate Fund



AIM Select Equity Fund



AIM Select Real Estate Income Fund



AIM Small Cap Equity Fund



AIM Small Cap Growth Fund



AIM Structured Core Fund



AIM Structured Growth Fund



AIM Structured Value Fund



AIM Summit Fund



AIM Technology Fund



AIM Trimark Endeavor Fund



AIM Trimark Fund



AIM Trimark Small Companies Fund



AIM Utilities Fund



* Effective May 1, 2008, the name of AIM Global Aggressive Growth Fund will change to AIM Global Small & Mid Cap Growth Fund.



                                                                         Dealer
                                         Investor's Sales Charge       Concession
                                       ----------------------------   ------------
                                           As a            As a           As a
                                        Percentage      Percentage     Percentage
                                       of the Public    of the Net    of the Public
      Amount of Investment in            Offering         Amount        Offering
          Single Transaction               Price         Invested        Price
------------------------------------   -------------   ------------   ------------
              Less than $    25,000      5.50%            5.82%         4.75%
$ 25,000 but less than  $    50,000      5.25             5.54          4.50
$ 50,000 but less than  $   100,000      4.75             4.99          4.00
$100,000  but less than $   250,000      3.75             3.90          3.00
$250,000 but less than  $   500,000      3.00             3.09          2.50
$500,000 but less than  $ 1,000,000      2.00             2.04          1.60

CATEGORY II FUNDS



AIM High Income Municipal Fund



AIM High Yield Fund



AIM Income Fund



AIM Intermediate Government Fund*



AIM International Total Return Fund



AIM Municipal Bond Fund



AIM Total Return Bond Fund *



* Effective April 30, 2008, the name of AIM Intermediate Government Fund will change to AIM U.S. Government Fund and the name of AIM Total Return Bond Fund will change to AIM Core Bond Fund.



                                                                      Dealer
                                       Investor's Sales Charge      Concession
                                     --------------------------   -------------
                                          As a          As a          As a
                                       Percentage    Percentage     Percentage
                                     of the Public   of the Net   of the Public
      Amount of Investment in           Offering       Amount        Offering
        Single Transaction               Price        Invested        Price
----------------------------------   -------------   ----------   -------------
             Less than $   50,000         4.75%         4.99%        4.00%
$ 50,000 but less than $  100,000         4.00          4.17         3.25
$100,000 but less than $  250,000         3.75          3.90         3.00
$250,000 but less than $  500,000         2.50          2.56         2.00
$500,000 but less than $1,000,000         2.00          2.04         1.60



CATEGORY III FUNDS



AIM Limited Maturity Treasury Fund
AIM Tax-Free Intermediate Fund



                                                                      Dealer
                                       Investor's Sales Charge      Concession
                                     --------------------------   -------------
                                          As a          As a          As a
                                       Percentage    Percentage     Percentage
                                     of the Public   of the Net   of the Public
      Amount of Investment in           Offering       Amount        Offering
         Single Transaction              Price        Invested        Price
----------------------------------   -------------   ----------   -------------
             Less than $  100,000         1.00%         1.01%         0.75%
$100,000 but less than $  250,000         0.75          0.76          0.50
$250,000 but less than $1,000,000         0.50          0.50          0.40



          As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors. Current investors must maintain a share balance in order to continue to make incremental purchases.



CATEGORY IV FUNDS



AIM Floating Rate Fund



AIM LIBOR Alpha Fund



AIM Short Term Bond Fund

                                                                      Dealer
                                       Investor's Sales Charge      Concession
                                     --------------------------   -------------
                                          As a          As a           As a
                                       Percentage    Percentage     Percentage
                                     of the Public   of the Net   of the Public
      Amount of Investment in           Offering       Amount        Offering
        Single Transaction               Price        Invested        Price
----------------------------------   -------------   ----------   -------------
             Less than $  100,000        2.50%           2.56%        2.00%
$100,000 but less than $  250,000        2.00            2.04         1.50
$250,000 but less than $  500,000        1.50            1.52         1.25
$500,000 but less than $1,000,000        1.25            1.27         1.00



          LARGE PURCHASES OF CLASS A SHARES. Investors who purchase $1,000,000 or more of Class A shares of a Category I, II, III or IV Fund do not pay an initial sales charge. In addition, investors who currently own Class A shares of Category I, II, III or IV Funds and make additional purchases that result in account balances of $1,000,000 or more do not pay an initial sales charge on the additional purchases. The additional purchases, as well as initial purchases of $1,000,000 or more, are referred to as Large Purchases. If an investor makes a Large Purchase of Class A shares of a Category I, II or IV Fund, each share will generally be subject to a 1.00% contingent deferred sales charge ("CDSC") if the investor redeems those shares within 18 months after purchase.



          Invesco Aim Distributors may pay a dealer concession and/or advance a service fee on Large Purchases, as set forth below. Exchanges between the AIM Funds may affect total compensation paid.



          PURCHASES OF CLASS A SHARES BY NON-RETIREMENT PLANS. Invesco Aim Distributors may make the following payments to dealers of record for Large Purchases of Class A shares of Category I, II or IV Funds by investors other than: (i) retirement plans that are maintained pursuant to Sections 401 and 457 of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) retirement plans that are maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to
Section 501(c)(3) of the Code:



                              PERCENT OF PURCHASES



                           1% of the first $2 million
                           plus 0.80% of the next $1 million
                           plus 0.50% of the next $17 million
                           plus 0.25% of amounts in excess of $20 million



          If (i) the amount of any single purchase order plus (ii) the public offering price of all other shares owned by the same customer submitting the purchase order on the day on which the purchase order is received equals or exceeds $1,000,000, the purchase will be considered a "jumbo accumulation purchase." With regard to any individual jumbo accumulation purchase, Invesco Aim Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same customer over the life of his or her account(s).



          If an investor makes a Large Purchase of Class A3 shares of a Category III Fund on and after October 31, 2002 and exchanges those shares for Class A shares of a Category I, II or IV Fund, Invesco Aim Distributors will pay 1.00% of such purchase as dealer compensation upon the exchange. The Class A shares of the Category I, II or IV Fund received in exchange generally will be subject to a 1.00% CDSC if the investor redeems such shares within 18 months from the date of exchange.



          PURCHASES OF CLASS A SHARES BY CERTAIN RETIREMENT PLANS AT NAV. For purchases of Class A shares of Category I, II and IV Funds, Invesco Aim Distributors may make the following payments to investment dealers or other financial service firms for sales of such shares at net asset value ("NAV") to certain retirement plans provided that the applicable dealer of record is able to establish that the retirement plan's purchase of such Class A shares is a new investment (as defined below):



                              PERCENT OF PURCHASES



                         0.50% of the first $20 million
                         plus 0.25% of amounts in excess of $20 million



          This payment schedule will be applicable to purchases of Class A shares at NAV by the following types of retirement plans: (i) all plans maintained pursuant to Sections 401 and 457 of the Code, and (ii) plans maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.



          A "new investment" means a purchase paid for with money that does not represent (i) the proceeds of one or more redemptions of AIM Fund shares, (ii) an exchange of AIM Fund shares, (iii) the repayment of one or more retirement plan loans that were funded through the redemption of AIM Fund shares, or (iv) money returned from another fund family. If Invesco Aim Distributors pays a dealer concession in connection with a plan's purchase of Class A shares at NAV, such shares may be subject to a CDSC of 1.00% of net assets for 12 months, commencing on the date the plan first invests in Class A shares of an AIM Fund. If the applicable dealer of record is unable to establish that a plan's purchase of Class A shares at NAV is a new investment, Invesco Aim Distributors will not pay a dealer concession in connection with such purchase and such shares will not be subject to a CDSC.



          With regard to any individual jumbo accumulation purchase, Invesco Aim Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same plan over the life of the plan's account(s).



          PURCHASERS QUALIFYING FOR REDUCTIONS IN INITIAL SALES CHARGES. As shown in the tables above, purchases of certain amounts of AIM Fund shares may reduce the initial sales charges. These reductions are available to purchasers that meet the qualifications listed below. We will refer to purchasers that meet these qualifications as "Qualified Purchasers."



DEFINITIONS



          As used herein, the terms below shall be defined as follows:



          - "Individual" refers to a person, as well as his or her Spouse or Domestic Partner and his or her Children;



          - "Spouse" is the person to whom one is legally married under state law;



          - "Domestic Partner" is an adult with whom one shares a primary residence for at least six-months, is in a relationship as a couple where one or each of them provides personal or financial welfare of the other without a fee, is not related by blood and is not married;



          - "Child" or "Children" include a biological, adopted or foster son or daughter, a Step-child, a legal ward or a Child of a person standing in loco parentis;



          -    "Parent" is a person's biological or adoptive mother or father;



          - "Step-child" is the child of one's Spouse by a previous marriage or relationship;

          -    "Step-parent" is the Spouse of a Child's Parent; and



          - "Immediate Family" includes an Individual (including, as defined above, a person, his or her Spouse or Domestic Partner and his or her Children) as well as his or her Parents, Step-parents and the Parents of Spouse or Domestic Partner.



INDIVIDUALS



          - an Individual (including his or her spouse or domestic partner, and children);



          - a retirement plan established exclusively for the benefit of an Individual, specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account; and



          - a qualified tuition plan account, maintained pursuant to Section 529 of the Code, or a Coverdell Education Savings Account, maintained pursuant to Section 530 of the Code (in either case, the account must be established by an Individual or have an Individual named as the beneficiary thereof).



EMPLOYER-SPONSORED RETIREMENT PLANS



          - a retirement plan maintained pursuant to Sections 401, 403 (only if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code), 408 (includes SEP, SARSEP and SIMPLE IRA plans) or 457 of the Code, if:



               a. the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal (the AIM Funds will not accept separate contributions submitted with respect to individual participants);



               b.   each transmittal is accompanied by checks or wire transfers;
                    and



               c. if the AIM Funds are expected to carry separate accounts in the names of each of the plan participants, (i) the employer or plan sponsor notifies Invesco Aim Distributors in writing that the separate accounts of all plan participants should be linked, and (ii) all new participant accounts are established by submitting an appropriate Account Application on behalf of each new participant with the contribution transmittal.



          HOW TO QUALIFY FOR REDUCTIONS IN INITIAL SALES CHARGES. The following sections discuss different ways that a Qualified Purchaser can qualify for a reduction in the initial sales charges for purchases of Class A shares of the AIM Funds.



LETTERS OF INTENT



          A Qualified Purchaser may pay reduced initial sales charges by (i) indicating on the Account Application that he, she or it intends to provide a Letter of Intent ("LOI"); and (ii) subsequently fulfilling the conditions of that LOI. Employer-sponsored retirement plans, with the exception of Solo 401(k) plans and SEP plans, are not eligible for a LOI.



          The LOI confirms the total investment in shares of the AIM Funds that the Qualified Purchaser intends to make within the next 13 months. By marking the LOI section on the account application and by signing the account application, the Qualified Purchaser indicates that he, she or it understands and agrees to the terms of the LOI and is bound by the provisions described below:

Calculating the Initial Sales Charge



          - Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge table in the section on "Initial Sales Charges" above).



          - It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.



          - The offering price may be further reduced as described below under "Rights of Accumulation" if Invesco Aim Investment Services, the Funds' transfer agent ("Transfer Agent") is advised of all other accounts at the time of the investment.



          - Reinvestment of dividends and capital gains distributions acquired during the 13-month LOI period will not be applied to the LOI.



Calculating the Number of Shares to be Purchased



          - Purchases made and shares acquired through reinvestment of dividends and capital gains distributions prior to the LOI effective date will be applied toward the completion of the LOI based on the value of the shares calculated at the public offering price on the effective date of the LOI.



          - If a purchaser wishes to revise the LOI investment amount upward, he, she or it may submit a written and signed request at anytime prior to the completion of the original LOI. This revision will not change the original expiration date.



          - The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI.



Fulfilling the Intended Investment



          - By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the purchaser will have to pay the increased amount of sales charge.



          - To assure compliance with the provisions of the 1940 Act, the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.



          - If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the sales charge on the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he or she irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

Canceling the LOI



          - If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he or she must give written notice to Invesco Aim Distributors or its designee.



          - If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.



Other Persons Eligible for the LOI Privilege



          The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992.



LOIs and Contingent Deferred Sales Charges



          All LOIs to purchase $1,000,000 or more of Class A shares of Category I, II and IV Funds are subject to an 18-month, 1% CDSC.



RIGHTS OF ACCUMULATION



          A Qualified Purchaser may also qualify for reduced initial sales charges based upon his, her or its existing investment in shares of any of the AIM Funds at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, Invesco Aim Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds owned by such purchaser, calculated at their then current public offering price.



          If a purchaser qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint.



          To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish the Transfer Agent with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.



          Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.



          If an investor's new purchase of Class A shares of a Category I, II or IV Fund is at net asset value, the newly purchased shares will be subject to a CDSC if the investor redeems them prior to the end of the 18 month holding period.



REINSTATEMENT FOLLOWING REDEMPTION



          If you redeem shares of a fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B and P redemptions may be reinvested in Class A shares with no initial sales charge. This reinstatement privilege does not apply to:



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


          - A purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or



          - A purchase paid for with proceeds from the redemption of shares that were held indirectly through an employee benefit plan.



          In order to take advantage of this reinstatement privilege, you must inform your financial advisor or the transfer agent that you wish to do so at the time of your investment.



          OTHER REQUIREMENTS FOR REDUCTIONS IN INITIAL SALES CHARGES. As discussed above, investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. Invesco Aim Distributors reserves the right to determine whether any purchaser is entitled to the reduced sales charge based on the definition of a Qualified Purchaser listed above. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to Qualified Purchasers.



          Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Investor Class shares of any Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.



          PURCHASES OF CLASS A SHARES AT NET ASSET VALUE. Invesco Aim Distributors permits certain categories of persons to purchase Class A shares of AIM Funds without paying an initial sales charge. These are typically categories of persons whose transactions involve little expense, such as persons who have a relationship with the funds or with Invesco Aim and certain programs for purchase. It is the purchaser's responsibility to notify Invesco Aim Distributors or its designee of any qualifying relationship at the time of purchase.



          Invesco Aim Distributors believes that it is appropriate and in the Funds' best interests that such persons, and certain other persons whose purchases result in relatively low expenses of distribution, be permitted to purchase shares through Invesco Aim Distributors without payment of a sales charge.



          Accordingly, the following purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these purchasers:



          - Any current or retired trustee, director, officer or employee of any AIM Fund or of Invesco Ltd. or any of its subsidiaries or affiliates, or any foundation, trust or employee benefit plan maintained by any of them (this includes any members of their Immediate Family);



          - Any current or retired officer, director, or employee (and members of their Immediate Family) of DST Systems, Inc. or Personix, a division of Fiserv Solutions, Inc.;


          - Any registered representative or employee of any intermediary who has an agreement with Invesco Aim Distributors to sell shares of the Funds (this includes any members of their Immediate Family);


          - Any investor who purchases their shares through an approved fee-based program (this may include any type of account for which there is some alternative arrangement made between the investor and the intermediary to provide for compensation of the intermediary for services rendered in connection with the sale of the shares and maintenance of the customer relationship);



          - Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which Invesco Aim



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


               Distributors acts as the prototype sponsor to another retirement plan or individual retirement account for which Invesco Aim Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a fund held through the plan or account;



          - Employer-sponsored retirement plans that are Qualified Purchasers, as defined above, provided that:



               a.   the plan has assets of at least $1 million;



               b. there are at least 100 employees eligible to participate in the plan; or



               c. all plan transactions are executed through a single omnibus account per Fund; further provided that retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares without paying an initial sales charge based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to
                    Section 501(c)(3) of the Code;



          -    "Grandfathered" shareholders as follows:



               a. Shareholders of record of Advisor Class shares of AIM International Growth Fund or AIM Worldwide Growth Fund on February 12, 1999 who have continuously owned shares of the AIM Funds;



               b. Shareholders of record or discretionary advised clients of any investment advisor holding shares of AIM Weingarten Fund or AIM Constellation Fund on September 8, 1986, or of AIM Charter Fund on November 17, 1986, who have continuously owned shares and who purchase additional shares of AIM Constellation Fund or AIM Charter Fund, respectively;



               c. Unitholders of G/SET series unit investment trusts investing proceeds from such trusts in shares of AIM Constellation Fund; provided, however, prior to the termination date of the trusts, a unitholder may invest proceeds from the redemption or repurchase of his units only when the investment in shares of AIM Constellation Fund is effected within 30 days of the redemption or repurchase;



               d. A shareholder of a fund that merges or consolidates with an AIM Fund or that sells its assets to an AIM Fund in exchange for shares of an AIM Fund;



               e. Shareholders of the former GT Global funds as of April 30, 1987 who since that date continually have owned shares of one or more of these funds;



               f. Certain former AMA Investment Advisers' shareholders who became shareholders of the AIM Global Health Care Fund in October 1989, and who have continuously held shares in the GT Global funds since that time;



               g. Shareholders of record of Advisor Class shares of an AIM Fund on February 11, 2000 who have continuously owned shares of that AIM Fund, and who purchase additional shares of that AIM Fund; and



               h. Additional purchases of Class A shares by shareholders of record of Class K shares on October 21, 2005 whose Class K shares were converted to Class A shares;



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


          - Any investor who maintains an account in Investor Class shares of a Fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and members of their Immediate Family);



          - Qualified Tuition Programs created and maintained in accordance with Section 529 of the Code;



          -    Insurance company separate accounts;



          - Retirement plan established exclusively for the benefit of an individual (specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account) if:



               a. such plan is funded by a rollover of assets from an Employer-Sponsored Retirement Plan;



               b. the account being funded by such rollover is to be maintained by the same trustee, custodian or administrator that maintained the plan from which the rollover distribution funding such rollover originated, or an affiliate thereof; and



               c. the dealer of record with respect to the account being funded by such rollover is the same as the dealer of record with respect to the plan from which the rollover distribution funding such rollover originated, or an affiliate thereof.



          - Transfers to IRAs that are attributable to AIM Fund investments held in 403(b)(7)s, SIMPLEs, SEPs, SARSEPs, Traditional or Roth IRAs; and



          - Rollovers from Invesco Aim held 403(b)(7)s, 401(K)s, SEPs, SIMPLEs, SARSEPs, Money Purchase Plans, and Profit Sharing Plans if the assets are transferred to an Invesco Aim IRA.



          In addition, an investor may acquire shares of any of the AIM Funds at net asset value in connection with:



          -    when reinvesting dividends and distributions;



          - when exchanging shares of one Fund, that were previously assessed a sales charge, for shares of another Fund; as more fully described in the Prospectus;



          - the purchase of shares in connection with the repayment of a retirement plan loan administered by Invesco Aim Investment Services;



          - as a result of a Fund's merger, consolidation or acquisition of the assets of another Fund;



          - the purchase of Class A shares with proceeds from the redemption of Class B or Class C shares where the redemption and purchase are effectuated on the same business day; or



          -    when buying Class A shares of AIM Tax-Exempt Cash Fund.



          PAYMENTS TO DEALERS. Invesco Aim Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with Invesco Aim Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the 1933 Act.



          The financial advisor through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution fees discussed above. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), insurance company separate account, transfer agent, registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with Invesco Aim Distributors or one or more of its corporate affiliates (collectively, the "Invesco Aim Distributors Affiliates"). In addition to those payments, Invesco Aim Distributors Affiliates may make additional cash payments to financial advisors in connection with the promotion and sale of shares of AIM Funds. Invesco Aim Distributors Affiliates make these payments from their own resources, from Invesco Aim Distributors' retention of underwriting concessions and from payments to Invesco Aim Distributors under Rule 12b-1 plans. In the case of sub-accounting payments, discussed below, Invesco Aim Distributors Affiliates will be reimbursed directly by the AIM Funds for such payments. These additional cash payments are described below. The categories described below are not mutually exclusive. The same financial advisor, or one or more of its affiliates, may receive payments under more than one or all categories. Most financial advisors that sell shares of AIM Funds receive one or more types of these cash payments. Financial advisors negotiate the cash payments to be paid on an individual basis. Where services are provided, the costs of providing the services and the overall package of services provided may vary from one financial advisor to another. Invesco Aim Distributors Affiliates do not make an independent assessment of the cost of providing such services.



          A list of certain financial advisors that received one or more types of payments below during the prior calendar year is attached here as Appendix L. This list is not necessarily current and will change over time. Certain arrangements are still being negotiated, and there is a possibility that payments will be made retroactively to financial advisors not listed below. Accordingly, please contact your financial advisor to determine whether they currently may be receiving such payments and to obtain further information regarding any such payments.



          FINANCIAL SUPPORT PAYMENTS. Invesco Aim Distributors Affiliates make financial support payments as incentives to certain financial advisors to promote and sell shares of AIM Funds. The benefits Invesco Aim Distributors Affiliates receive when they make these payments include, among other things, placing AIM Funds on the financial advisor's funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. Financial support payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including AIM Funds in its fund sales system (on its "sales shelf"). Invesco Aim Distributors Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. In addition, payments typically apply only to retail sales, and may not apply to other types of sales or assets (such as sales to retirement plans, qualified tuition programs, or fee based advisor programs - some of which may generate certain other payments described below).



          The financial support payments Invesco Aim Distributors Affiliates make may be calculated on sales of shares of AIM Funds ("Sales-Based Payments"), in which case the total amount of such payments shall not exceed 0.25% (for non-Institutional Class shares) or 0.10% (for Institutional Class shares) of the public offering price of all such shares sold by the financial advisor during the particular period. Such payments also may be calculated on the average daily net assets of the applicable AIM Funds attributable to that particular financial advisor ("Asset-Based Payments"), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of AIM Funds and Asset-Based Payments primarily create incentives to retain previously sold shares of AIM Funds in investor accounts. Invesco Aim Distributors Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.



          SUB-ACCOUNTING AND NETWORKING SUPPORT PAYMENTS. Invesco Aim Investment Services, an Invesco Aim Distributors Affiliate, acts as the transfer agent for the AIM Funds, registering the transfer, issuance and redemption of AIM Fund shares, and disbursing dividends and other distributions to AIM Funds shareholders. However, many AIM Fund shares are owned or held by financial advisors, as that term is defined above, for the benefit of their customers. In those cases, the AIM Funds often do not maintain an account for the shareholder. Thus, some or all of the transfer agency functions for these accounts are performed by the financial advisor. In these situations, Invesco Aim Distributors Affiliates may make payments to financial advisors that sell AIM Fund shares for certain transfer agency services, including record keeping and sub-accounting shareholder accounts. Payments for these services typically do not exceed 0.25% (for non-Institutional Class shares) or 0.10% (for Institutional Class shares) of average annual assets of such share classes or $19 per annum per shareholder account (for non-Institutional Class shares only). Invesco Aim Distributors Affiliates also may make payments to certain financial advisors that sell AIM Fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that Invesco Aim Distributors Affiliates may make under this category include, among others, payment of networking fees of up to $12 per shareholder account maintained on certain mutual fund trading systems.



          All fees payable by Invesco Aim Distributors Affiliates pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement are charged back to the AIM Funds, subject to certain limitations approved by the Board of the Trust.



          OTHER CASH PAYMENTS. From time to time, Invesco Aim Distributors Affiliates, at their expense and out of their own resources, may provide additional compensation to financial advisors which sell or arrange for the sale of shares of the Fund. Such compensation provided by Invesco Aim Distributors Affiliates may include payment of ticket charges per purchase or exchange order placed by a financial advisor, one-time payments for ancillary services such as setting up funds on a financial advisor's mutual fund trading systems, financial assistance to financial advisors that enable Invesco Aim Distributors Affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial advisor-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority ("FINRA") (formerly, NASD, Inc.). Invesco Aim Distributors Affiliates make payments for entertainment events it deems appropriate, subject to Invesco Aim Distributors Affiliates guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.



          Invesco Aim Distributors Affiliates are motivated to make the payments described above since they promote the sale of AIM Fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of AIM Funds or retain shares of AIM Funds in their clients' accounts, Invesco Aim Distributors Affiliates benefit from the incremental management and other fees paid to Invesco Aim Distributors Affiliates by the AIM Funds with respect to those assets.



          In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in the prospectus. You can ask your financial advisor about any payments it receives from Invesco Aim Distributors Affiliates or the AIM Funds, as well as about fees and/or commissions it charges. You should consult disclosures made by your financial advisor at the time of purchase.



Purchases of Class B Shares



          Class B shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within six years after purchase. See the Prospectus for additional information regarding contingent deferred sales charges. Invesco Aim Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments will equal 4.00% of the purchase price and will consist of a sales commission equal to 3.75% plus an advance of the first year service fee of 0.25%.



Purchases of Class C Shares



          Class C shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within the first year after purchase (no CDSC applies to Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM LIBOR Alpha Fund or AIM Short Term Bond Fund). See the Prospectus for additional information regarding this CDSC. Invesco Aim Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds (except for Class C shares of AIM LIBOR Alpha Fund and AIM Short Term Bond Fund) at the time of such sales. Payments with respect to Funds other than AIM Floating Rate Fund will equal 1.00% of the purchase price and will consist of a sales commission of 0.75% plus an advance of the first year service fee of 0.25%. Payments with respect to AIM Floating Rate Fund will equal 0.75% of the purchase price and will consist of a sales commission of 0.50% plus an advance of the first year service fee of 0.25%. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record of AIM Advisor Funds, Inc. on April 30, 1995, who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where Invesco Aim Distributors grants an exemption on particular transactions.



Payments with Regard to Converted Class K Shares



          For Class A shares acquired by a former Class K shareholder (i) as a result of a fund merger; or (ii) as a result of the conversion of Class K shares into Class A shares on October 21, 2005, Invesco Aim Distributors will pay financial intermediaries 0.45% on such Class A shares as follows: (i) 0.25% from the Class A shares' Rule 12b-1 plan fees; and (ii) 0.20% from Invesco Aim Distributors' own resources provided that, on an annualized basis for 2005 as of October 21, 2005, the 0.20% exceeds $2,000 per year.



Purchase and Redemption of Class P Shares



          Certain former investors in the AIM Summit Plans I and II may acquire Class P shares at net asset value. Please see AIM Summit Fund's Prospectus for details.



Purchases of Class R Shares



          Class R shares are sold at net asset value, and are not subject to an initial sales charge. If Invesco Aim Distributors pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the retirement plan's initial purchase. For purchases of Class R shares of Category I, II or IV Funds, Invesco Aim Distributors may make the following payments to dealers of record provided that the applicable dealer of record is able to establish that the purchase of Class R shares is a new investment or a rollover from a retirement plan in which an AIM Fund was offered as an investment option:



                         PERCENT OF CUMULATIVE PURCHASES



                     0.75% of the first $5 million
                     plus 0.50% of amounts in excess of $5 million



          With regard to any individual purchase of Class R shares, Invesco Aim Distributors may make payment to the dealer of record based on the cumulative total of purchases made by the same plan over the life of the plan's account(s).



Purchases of Investor Class Shares



          Investor Class shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC. Invesco Aim Distributors may pay dealers and institutions an annual service fee of 0.25% of average daily net assets and such payments will commence immediately. The Investor Class is closed to new investors.

Purchases of Institutional Class Shares



          Institutional Class shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC. Please refer to the Institutional Class Prospectus for more information.



Exchanges



          TERMS AND CONDITIONS OF EXCHANGES. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends, and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange.



Redemptions



          GENERAL. Shares of the AIM Funds may be redeemed directly through Invesco Aim Distributors or through any dealer who has entered into an agreement with Invesco Aim Distributors. In addition to the Funds' obligation to redeem shares, Invesco Aim Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with Invesco Aim Distributors must phone orders to the order desk of the Funds at (800) 959-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value per share of the applicable Fund next determined after the repurchase order is received in good order. Such an arrangement is subject to timely receipt by Invesco Aim Investment Services, the Funds' transfer agent, of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by a Fund or by Invesco Aim Distributors (other than any applicable contingent deferred sales charge and any applicable redemption fee) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.



          SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed when (a) trading on the NYSE is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of a Fund not reasonably practicable.



          SYSTEMATIC REDEMPTION PLAN. A Systematic Redemption Plan permits a shareholder of an AIM Fund to withdraw on a regular basis at least $50 per withdrawal. At the time the withdrawal plan is established, the total account value must be $5,000 or more. Under a Systematic Redemption Plan, all shares are to be held by Invesco Aim Investment Services. To provide funds for payments made under the Systematic Redemption Plan, Invesco Aim Investment Services redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.



          Payments under a Systematic Redemption Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of Class A shares, it is disadvantageous to effect such purchases while a Systematic Redemption Plan is in effect.



          Each AIM Fund bears its share of the cost of operating the Systematic Redemption Plan.



Contingent Deferred Sales Charges Imposed upon Redemption of Shares



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


          A CDSC may be imposed upon the redemption of Large Purchases of Class A shares of Category I, II and IV Funds, upon the redemption of Class B shares or Class C shares (no CDSC applies to Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM LIBOR Alpha Fund or AIM Short Term Bond Fund) and, in certain circumstances, upon the redemption of Class R shares. See the Prospectus for additional information regarding CDSCs.



          CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR LARGE PURCHASES OF CLASS A SHARES. An investor who has made a Large Purchase of Class A shares of a Category I, II or IV Fund, will not be subject to a CDSC upon the redemption of those shares in the following situations:



          - Redemptions of shares of Category I, II or IV Funds held more than 18 months;



          - Redemptions of shares held by retirement plans, maintained pursuant to Section 401, 403 or 457 of the Code, in cases where
               (i) the plan has remained invested in Class A shares of a Fund for at least 12 months, or (ii) the redemption is not a complete redemption of shares held by the plan;



          - Redemptions of shares by the investor where the investor's dealer waives the amounts otherwise payable to it by the distributor and notifies the distributor prior to the time of investment;



          - Minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2;



          -    Redemptions following the death or post-purchase disability of
               (i) any registered shareholders on an account or (ii) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability, provided that shares have not been commingled with shares that are subject to CDSC; and



          - Amounts from a monthly, quarterly or annual Systematic Redemption Plan of up to an annual amount of 12% of the account value on a per fund basis provided the investor reinvests his dividends. At the time the withdrawal plan is established, the total account value must be $5,000 or more.



          CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR CLASS B AND C SHARES. CDSCs will not apply to the following redemptions of Class B or Class C shares, as applicable:



          - Additional purchases of Class C shares of AIM International Core Equity Fund and AIM Real Estate Fund by shareholders of record on April 30, 1995, of AIM International Value Fund, predecessor to AIM International Core Equity Fund, and AIM Real Estate Fund, except that shareholders whose broker-dealers maintain a single omnibus account with Invesco Aim Investment Services on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995, from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996;



          -    Redemptions following the death or post-purchase disability of
               (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability, provided that shares have not been commingled with shares that are subject to CDSC;



          -    Certain distributions from individual retirement accounts,
               Section 403(b) retirement plans, Section 457 deferred compensation plans and Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant's or beneficiary's account value in a particular Fund; (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer no later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class B or Class C shares of one or more of the Funds; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Code) of the participant or beneficiary;



          - Amounts from a monthly or quarterly Systematic Redemption Plan of up to an annual amount of 12% of the account value on a per fund basis provided the investor reinvests his dividends. At the time the withdrawal plan is established, the total account value must be $5,000 or more;



          - Liquidation initiated by the Fund when the account value falls below the minimum required account size of $500; and



          -    Investment account(s) of Invesco Aim and its affiliates.



          CDSCs will not apply to the following redemptions of Class C shares:



          - A total or partial redemption of shares where the investor's dealer of record notifies the distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable to him;



          - Redemption of shares held by retirement plans, maintained pursuant to Section 401, 403, or 457 of the Code, in cases where
               (i) the plan has remained invested in Class C shares of a Fund for at least 12 months, or (ii) the redemption is not a complete redemption of all Class C shares held by the plan; and



          - Redemptions of Class C shares of a Fund other than AIM LIBOR Alpha Fund or AIM Short Term Bond Fund if you received such Class C shares by exchanging Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund.



          CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR CLASS R SHARES. CDSCs will not apply to the following redemptions of Class R shares:



          - A total or partial redemption of Class R shares where the retirement plan's dealer of record notifies the distributor prior to the time of investment that the dealer waives the upfront payment otherwise payable to him; and



          - Redemptions of shares held by retirement plans, maintained pursuant to Section 401, 403, or 457 of the Code, in cases where
               (i) the plan has remained invested in Class R shares of a Fund for at least 12 months, or (ii) the redemption is not a complete redemption of all Class R shares held by the plan.



General Information Regarding Purchases, Exchanges and Redemptions



          GOOD ORDER. Purchase, exchange and redemption orders must be received in good order in accordance with Invesco Aim Investment Services policy and procedures and U.S. regulations. Invesco Aim Investment Services reserves the right to refuse transactions. Transactions not in good order will not be processed and once brought into good order, will receive current price. To be in good order, an investor or financial intermediary must supply Invesco Aim Investment Services with all required information and documentation, including signature guarantees when required. In addition, if a purchase



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of shares is made by check, the check must be received in good order. This means that the check must be properly completed and signed, and legible to Invesco Aim Investment Services in its sole discretion. If a check used to purchase shares does not clear, or if any investment order must be canceled due to nonpayment, the investor will be responsible for any resulting loss.



          AUTHORIZED AGENTS. Invesco Aim Investment Services and Invesco Aim Distributors may authorize agents to accept purchase and redemption orders that are in good form on behalf of the AIM Funds. In certain cases, these authorized agents are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. The Fund will be deemed to have received the purchase or redemption order when the Fund's authorized agent or its designee accepts the order. The order will be priced at the net asset value next determined after the order is accepted by the Fund's authorized agent or its designee.



          SIGNATURE GUARANTEES. In addition to those circumstances listed in the "Shareholder Information" section of each Fund's prospectus, signature guarantees are required in the following situations: (1) requests to transfer the registration of shares to another owner; (2) telephone exchange and telephone redemption authorization forms; (3) changes in previously designated wiring or electronic funds transfer instructions; (4) written redemptions or exchanges of shares held in certificate form previously reported to Invesco Aim as lost, whether or not the redemption amount is under $250,000 or the proceeds are to be sent to the address of record; and (5) requests to redeem accounts where the proceeds are over $250,000 or the proceeds are to be sent to an address or a bank other than the address or bank of record. AIM Funds may waive or modify any signature guarantee requirements at any time.



          Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in Invesco Aim Investment Services' current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. Notary public signatures are not an acceptable replacement for a signature guarantee. Invesco Aim Investment Services will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the total transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution" and to determine how to fulfill a signature guarantee requirement, an investor should contact the Client Services Department of Invesco Aim Investment Services.



          TRANSACTIONS BY TELEPHONE. By signing an account application form, an investor appoints Invesco Aim Investment Services as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by Invesco Aim Investment Services in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. Invesco Aim Investment Services and Invesco Aim Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that Invesco Aim Investment Services and Invesco Aim Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. Invesco Aim Investment



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


Services reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor.



          INTERNET TRANSACTIONS. An investor may effect transactions in his account through the internet by establishing a Personal Identification Number
(PIN). By establishing a PIN the investor acknowledges and agrees that neither Invesco Aim Investment Services nor Invesco Aim Distributors will be liable for any loss, expense or cost arising out of any internet transaction effected by them in accordance with any instructions submitted by a user who transmits the PIN as authentication of his or her identity. Procedures for verification of internet transactions include requests for confirmation of the shareholder's personal identification number and mailing of confirmations promptly after the transactions. The investor also acknowledges that the ability to effect internet transactions may be terminated at any time by the AIM Funds. Policies for processing transactions via the Internet may differ from policies for transactions via telephone due to system settings.



          ABANDONED PROPERTY. It is the responsibility of the investor to ensure that Invesco Aim Investment Services maintains a correct address for his account(s). An incorrect address may cause an investor's account statements and other mailings to be returned to Invesco Aim Investment Services. Upon receiving returned mail, Invesco Aim Investment Services will attempt to locate the investor or rightful owner of the account. If unsuccessful, Invesco Aim Investment Services will retain a shareholder locator service with a national information database to conduct periodic searches for the investor. If the search firm is unable to locate the investor, the search firm will determine whether the investor's account has legally been abandoned. Invesco Aim Investment Services is legally obligated to escheat (or transfer) abandoned property to the appropriate state's unclaimed property administrator in accordance with statutory requirements. The investor's last known address of record determines which state has jurisdiction.



          MISCELLANEOUS FEES. In certain circumstances, the intermediary maintaining the shareholder account through which your Fund shares are held may assess various fees related to the maintenance of that account, such as:



          - an annual custodial fee on accounts where Invesco Aim Distributors acts as the prototype sponsor;



          - expedited mailing fees in response to overnight redemption requests; and



          - copying and mailing charges in response to requests for duplicate statements.



Please consult with your intermediary for further details concerning any applicable fees.


INSTITUTIONAL CLASS SHARES

          Before the initial purchase of shares, an investor must submit a completed account application to his financial intermediary, who should forward the application to Invesco Aim Investment Services, Inc. at P.O. Box 4497, Houston, Texas 77210-4497. An investor may change information in his account application by submitting written changes or a new account application to his intermediary or to Invesco Aim Investment Services.

          Purchase and redemption orders must be received in good order. To be in good order, the financial intermediary must give Invesco Aim Investment Services all required information and documentation with respect to the investor. If the intermediary fails to deliver the investor's payment on the required settlement date, the intermediary must reimburse the Fund for any overdraft charges incurred.

          A financial intermediary may submit a written request to Invesco Aim Investment Services for correction of transactions involving Fund shares. If Invesco Aim Investment Services agrees to correct a


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

transaction, and the correction requires a dividend adjustment, the intermediary must agree in writing to reimburse the Fund for any resulting loss.

          An investor may terminate his relationship with an intermediary and become the shareholder of record on his account. However, until the investor establishes a relationship with an intermediary, the investor will not be able to purchase additional shares of the Fund, except through the reinvestment of distributions.

          Payment for redeemed shares is normally made by Federal Reserve wire to the bank account designated in the investor's account application, but may be sent by check at the investor's request. By providing written notice to his financial intermediary or to Invesco Aim Investment Services, an investor may change the bank account designated to receive redemption proceeds. Invesco Aim Investment Services may request additional documentation.

          Invesco Aim Investment Services may request that an intermediary maintain separate master accounts in the Fund for shares held by the intermediary (a) for its own account, for the account of other institutions and for accounts for which the intermediary acts as a fiduciary; and (b) for accounts for which the intermediary acts in some other capacity. An intermediary may aggregate its master accounts and sub-accounts to satisfy the minimum investment requirement.

          Platform sponsors that provide investment vehicles to fund Section 401 defined contribution plans and have entered into written agreements with Invesco Aim Distributors to waive applicable investment minimums may purchase Institutional Class shares for accounts within such plans.

OFFERING PRICE

          The following formula may be used to determine the public offering price per Class A share of an investor's investment:

          Net Asset Value / (1 - Sales Charge as % of Offering Price ) = Offering Price.


          For example, at the close of business on December 31, 2007, AIM Basic Value Fund - Class A shares had a net asset value per share of 31.51. The offering price, assuming an initial sales charge of 5.50%, was $33.34.


          Institutional Class shares of the Funds are offered at net asset value.

Calculation of Net Asset Value

          Each Fund determines its net asset value per share once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, each Fund determines its net asset value per share as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the NYSE. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. The Funds determine net asset value per share by dividing the value of a Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of a Fund's net asset value per share is made in accordance with generally accepted accounting principles. Generally, the portfolio securities for non-money market funds are recorded in the NAV no later than trade date plus one, except on fiscal quarter ends, such securities are recorded on trade date. For money market funds, portfolio securities are recorded in the NAV on trade date. The net asset value for shareholder transactions may


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

be different than the net asset value reported in the Fund's financial statement due to adjustments required by generally accepted accounting principles made to the net assets of the Fund at period end.

          Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

          A security listed or traded on an exchange (excluding convertible bonds) held by a Fund is valued at its last sales price or official closing price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Each equity security traded in the over-the-counter market is valued on the basis of prices furnished by independent pricing vendors or market makers. Debt securities (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing vendor. Evaluated quotes provided by the pricing vendor may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data.

          Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and ask prices.

          Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates value. Generally, trading in corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of a Fund's shares are determined at such times. Occasionally, events affecting the values of such securities may occur between the times at which such values are determined and the close of the customary trading session of the NYSE. If Invesco Aim believes a development/event has actually caused a closing price to no longer reflect current market value, the closing price may be adjusted to reflect the fair value of the affected security as of the close of the NYSE as determined in good faith using procedures approved by the Board.

          Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco Aim believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco Aim will use the indication of fair value from the pricing vendor to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Multiple factors may be considered by the pricing vendor in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds.

          Fund securities primarily traded in foreign markets may be traded in such markets on days that are not business days of the Fund. Because the net asset value per share of each Fund is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign


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

securities may be significantly affected on days when an investor cannot exchange or redeem shares of the Fund.

          Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and ask prices.

          Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in accordance with procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

REDEMPTIONS IN KIND

          Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind). For instance, a Fund may make a redemption in kind if a cash redemption would disrupt its operations or performance. Securities that will be delivered as payment in redemptions in kind will be valued using the same methodologies that the Fund typically utilizes in valuing such securities. Shareholders receiving such securities are likely to incur transaction and brokerage costs on their subsequent sales of such securities, and the securities may increase or decrease in value until the shareholder sells them. The Trust, on behalf of the Funds, has made an election under Rule 18f-1 under the 1940 Act (a "Rule 18f-1 Election"), and therefore, the Trust, on behalf of a Fund, is obligated to redeem for cash all shares presented to such Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of that Fund's net assets in any 90-day period. The Rule 18f-1 Election is irrevocable while Rule 18f-1 under the 1940 Act is in effect unless the SEC by order permits withdrawal of such Rule 18f-1 Election.

BACKUP WITHHOLDING

          Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a correctly completed and currently effective Internal Revenue Service ("IRS") Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will generally be subject to backup withholding.

          Each AIM Fund, and other payers, generally must withhold 28% of reportable dividends (whether paid or accrued), including exempt-interest dividends, in the case of any shareholder who fails to provide a Fund with a taxpayer identification number ("TIN") and a certification that he is not subject to backup withholding.

          An investor is subject to backup withholding if:

          1.   the investor fails to furnish a correct TIN to the Fund;

          2. the IRS notifies the Fund that the investor furnished an incorrect TIN;

          3. the investor or the Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only);

          4. the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only); or

          5. the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

          Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds are subject to backup withholding only if (1), (2) or (5) above applies.

          Certain payees and payments are exempt from backup withholding and information reporting. Invesco Aim or Invesco Aim Investment Services will not provide Form 1099 to those payees.

          Investors should contact the IRS if they have any questions concerning withholding.

          IRS PENALTIES - Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

          NONRESIDENT ALIENS - Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 generally remains in effect for a period starting on the date the Form is signed and ending on the last day of the third succeeding calendar year. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and other distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS


          Each Fund, except AIM Independence Now Fund, intends to declare and pay annually any net investment income dividends and any capital gain distributions. AIM Independence Now Fund intends to declare and pay dividends quarterly and capital gains annually. Each Fund, however, may declare and pay capital gain distributions more than once per year as permitted by law. Each Fund intends to distribute substantially all of its net investment income and capital gain net income (excess of capital gains over capital losses). All dividends and distributions will be automatically reinvested in additional shares of the same class of each Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of another AIM Fund, subject to the terms and conditions set forth in the Prospectus under the caption "Purchasing Shares - Automatic Dividend and Distribution Investment". Such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. If a shareholder's account does not have any shares in it on a dividend or capital gain distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.


          Dividends on Class B, Class C and Class R shares of certain Funds are expected to be lower than those for Class A shares and Institutional Class shares of the same Fund because of higher distribution fees paid by Class B, Class C and Class R shares. Other class-specific expenses may also affect dividends on shares of those classes. Expenses attributable to a particular class ("Class Expenses") include distribution plan expenses, which must be allocated to the class for which they are incurred. Other expenses may be allocated as Class Expenses, consistent with applicable legal principles under the 1940 Act and the Code.


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

TAX MATTERS

          The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

          QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed under Subchapter M of the Code as a regulated investment company and intends to maintain its qualification as such in each of its taxable years. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes an amount equal to (i) at least 90% of its investment company taxable income (i.e., net investment income, net foreign currency ordinary gain or loss and the excess of net short-term capital gain over net long-term capital loss) and (ii) at least 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gain of the taxable year and can therefore satisfy the Distribution Requirement.

          Each Fund presently intends to elect under applicable Treasury regulations to treat any net capital loss, and any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding taxable year in determining its taxable income for the current taxable year. Certain Funds may also elect under the same regulations to treat all or part of any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding taxable year.

          Each Fund may use "equalization accounting" in determining the portion of its net investment income and capital gain net income that has been distributed. A Fund that elects to use equalization accounting will allocate a portion of its realized investment income and capital gain to redemptions of Fund shares and will reduce the amount of such income and gain that it distributes in cash. However, each Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. The IRS has not published any guidance concerning the methods to be used in allocating investment income and capital gains to redemptions of shares. In the event that the IRS determines that a Fund is using an improper method of allocation and has under-distributed its net investment income or capital gain net income for any taxable year, such Fund may be liable for additional federal income tax.

          In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies (to the extent such currency gain is directly related to the regulated investment company's principal business of investing in stock or securities), other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from certain publicly traded partnerships (the "Income Requirement"). Under certain circumstances, a Fund may be required to sell portfolio holdings to meet this requirement.

          In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company (the "Asset Diversification Test"). Under this test, at the close of each quarter of each Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers, as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S.


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

Government securities and securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of certain publicly traded partnerships.

          For purposes of the Asset Diversification Test, the IRS has ruled that the issuer of a purchased listed call option on stock is the issuer of the stock underlying the option. The IRS has also informally ruled that, in general, the issuers of purchased or written call and put options on securities, of long and short positions on futures contracts on securities and of options on such futures contracts are the issuers of the securities underlying such financial instruments where the instruments are traded on an exchange.

          Where the writer of a listed call option owns the underlying securities, the IRS has ruled that the Asset Diversification Test will be applied solely to such securities and not to the value of the option itself. With respect to options on securities indexes, futures contracts on securities indexes and options on such futures contracts, the IRS has informally ruled that the issuers of such options and futures contracts are the separate entities whose securities are listed on the index, in proportion to the weighting of securities in the computation of the index. It is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or the foreign government backing the particular currency. Due to this uncertainty and because the Funds may not rely on informal rulings of the IRS, the Funds may find it necessary to seek a ruling from the IRS as to the application of the Asset Diversification Test to certain of the foregoing types of financial instruments or to limit its holdings of some or all such instruments in order to stay within the limits of such test.

          Under an IRS revenue procedure, a Fund may treat its position as lender under a repurchase agreement as a U.S. Government security for purposes of the Asset Diversification Test where the repurchase agreement is fully collateralized (under applicable SEC standards) with securities that constitute U.S. Government securities.

          If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits. Such distributions generally would be eligible for the dividends received deduction in the case of corporate shareholders and would be included in the qualified dividend income of non-corporate shareholders. See "Fund Distributions" below.

Independence Funds

          An Independence Fund will invest its assets in shares of the Underlying Funds, cash and money market instruments. Accordingly, an Independence Fund's income will consist of distributions from the Underlying Funds, net gains realized from the disposition of Underlying Fund shares and interest earned on cash and money market instruments. If an Underlying Fund qualifies for treatment as a regulated investment company under the Code - each has done so for its past taxable years and intends to continue to do so for its current and future taxable years - (1) dividends paid to an Independence Fund from the Underlying Fund's investment company taxable income (which may include net gains from certain foreign currency transactions and net short-term capital gains) will be taxable to an Independence Fund as ordinary income, (2) dividends paid to an Independence Fund that an Underlying Fund designates as capital gain dividends (as discussed below) will be taxable to an Independence Fund as long-term capital gain, (3) dividends paid to an Independence Fund that an Underlying Fund designates as qualifying dividends from domestic corporations (as discussed below) will be treated as dividends eligible for the dividends received deduction and (4) dividends paid to an Independence Fund that an Underlying Fund designates as qualified dividend income (as discussed below) will be treated by the Independence Fund as qualifying dividends taxable at a maximum rate of 15% to individuals and other non-corporate taxpayers. If shares of an Underlying Fund are purchased within 30 days before or after redeeming at a loss other shares of that Underlying Fund (whether pursuant to a rebalancing of an

Independence Fund's portfolio or otherwise), all or a part of the loss will not be deductible by an Independence Fund and instead will increase its basis for the newly purchased shares.

          Although an Underlying Fund will be eligible to elect to "pass-through" to its shareholders (including an Independence Fund) the benefit of the foreign tax credit if more than 50% in the value of its total assets at the close of any taxable year consists of securities of foreign corporations, an Independence Fund will not qualify to pass that benefit through to its shareholders because of its inability to satisfy the asset test. Accordingly, an Independence Fund will deduct the amount of any foreign taxes passed through by an Underlying Fund in determining its investment company taxable income. (See discussion below on Foreign Income Tax.)

          DETERMINATION OF TAXABLE INCOME OF A REGULATED INVESTMENT COMPANY. In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made an election to accrue market discount into income. If a Fund purchases a debt obligation that was originally issued at a discount, the Fund generally is required to include in gross income each year the portion of the original issue discount which accrues during such year. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a forward foreign currency forward contract or of foreign currency itself, will generally be treated as ordinary income or loss. In certain cases, a Fund may make an election to treat such gain or loss as capital.

          Certain hedging transactions that may be engaged in by certain of the Funds (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under Section 1259 of the Code if a Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will generally be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).

          Some of the forward foreign currency exchange contracts, options and futures contracts that certain of the Funds may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts that a Fund holds are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of
Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss. If such a future or option is held as an offsetting position and can be considered a straddle under Section 1092 of the Code, such a straddle will constitute a mixed straddle. A mixed straddle will be subject to both Section 1256 and Section 1092 unless certain elections are made by the Fund.

          Other hedging transactions in which the Funds may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under


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

the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

          Because application of any of the foregoing rules governing Section 1256 contracts, constructive sales, straddle and conversion transactions may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected investment or straddle positions, the taxable income of a Fund may exceed or be less than its book income. Accordingly, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income, qualified dividend income or long-term capital gain may also differ from the book income of the Fund and may be increased or decreased as compared to a fund that did not engage in such transactions.

          SWAP AGREEMENTS. Each Fund may enter into swap agreements as permitted by each Fund's prospectus. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in certain types of swap agreements. Moreover, the rules governing the tax aspects of certain types of these agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while a Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. Each Fund intends to monitor developments in this area.

          EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income (excess of capital gains over capital losses) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

          For purposes of the excise tax, a regulated investment company shall
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude
Section 988 foreign currency gains and losses incurred after October 31 (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

          Each Fund generally intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, in the event that the IRS determines that a Fund is using an improper method of allocation for purposes of equalization accounting (as discussed above), such Fund may be liable for excise tax. Moreover, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. In addition, under certain circumstances, a Fund may elect to pay a minimal amount of excise tax.

          PFIC INVESTMENTS. The Funds are permitted to invest in foreign equity securities and thus may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.

          The application of the PFIC rules may affect, among other things, the character of gain, the amount of gain or loss and the timing of the recognition and character of income with respect to PFIC


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

stock, as well as subject the Funds themselves to tax on certain income from PFIC stock. For these reasons the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

          FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends received deduction for corporations and as qualified dividend income for individuals and other non-corporate taxpayers to the extent discussed below and to the extent that shareholders have held their fund shares for a minimum required period.

          A Fund may either retain or distribute to shareholders its net capital gain (net long-term capital gain over net short-term capital loss) for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain (currently taxable at maximum rates of 15% or 25%, depending on the nature of the capital gain, for non-corporate shareholders), regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carry forwards) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

          Subject to applicable Code limitations, each Fund will be allowed to take into account a net capital loss (excess of losses over gains from the sale of capital assets) from a prior taxable year as a short-term capital loss for the current taxable year in determining its investment company taxable income and net capital gain.

          Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends, if any, received by the Fund from domestic corporations for the taxable year.

          Ordinary income dividends paid by a Fund to individuals and other non-corporate taxpayers will be treated as qualified dividend income that is subject to tax at a maximum rate of 15% to the extent of the amount of qualifying dividends received by the Fund from domestic corporations and from foreign corporations that are either incorporated in a possession of the United States, or are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program. In addition, qualifying dividends include dividends paid with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Dividends received by a Fund from PFICs are not qualifying dividends and dividends received by a Fund from REITs generally are not qualifying dividends. If the qualifying dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

          Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. However, the AMT on capital gain dividends and qualified dividend income paid by a Fund to a non-corporate shareholder may not exceed the maximum applicable capital gains rate for non-corporate taxpayers. The AMT applicable to corporations may reduce the value of the dividends received deduction. However, certain small corporations are wholly exempt from the AMT.


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

          Distributions by a Fund that are not made from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares.

          Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the ex-dividend date.

          Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

          If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

          SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be deferred under the wash sale rules if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Currently, any long-term capital gain recognized by a non-corporate shareholder will be subject to tax at a maximum rate of 15%. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

          Invesco Aim Investment Services may provide Fund shareholders with information concerning the average cost basis of their shares in order to help them calculate their gain or loss from a sale or redemption. This information is supplied as a convenience to shareholders and will not be reported to the IRS. Although the IRS permits the use of several methods to determine the cost basis of mutual fund shares, the cost basis information provided by Invesco Aim Investment Services will be calculated using only the single-category average cost method. Neither Invesco Aim Investment Services nor a Fund recommends any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. Even if you have reported gains or losses for a Fund in past years using another method of basis determination, you may be able to use the average cost method for determining gains or losses in the current year. However, once you have elected to use the average cost method, you must continue to use it unless you apply to the IRS for permission to change methods.

          If a shareholder (a) incurs a sales load in acquiring shares of a Fund, (b) disposes of such shares less than 91 days after they are acquired, and
(c) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. The wash sale rules may also limit the amount of loss that may be taken into account on disposition after such adjustment.

          BACKUP WITHHOLDING. The Funds may be required to withhold 28% of taxable distributions and/or redemption payments. For more information refer to "Purchase, Redemption and Pricing of Shares - Backup Withholding".

          FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions (other than capital gain dividends) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gain realized on the redemption of shares of a Fund, capital gain dividends and amounts retained by a Fund that are designated as undistributed net capital gain. However, amounts designated as capital gain dividends that are attributable to certain capital gain dividends received from REITs will not be exempt from U.S. federal income tax and may be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate). Foreign shareholders owning more than 5% of the shares of a fund should consult their tax advisors as different tax consequences may apply to their receipt of such capital gain dividends.

          If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

          In the case of foreign non-corporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

          Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from the Foreign Tax Election (as discussed below), but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

          Foreign persons who file a United States tax return to obtain a U.S. tax refund and who are not eligible to obtain a social security number must apply to the IRS for an individual taxpayer identification number, using IRS Form W-7. For a copy of the IRS Form W-7 and accompanying instructions, please contact your tax adviser or the IRS.


          Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit. Estates of non-resident alien shareholders dying after December 31, 2004 and before January 1, 2008 will be able to exempt from federal estate tax the proportion of the value of a Fund's shares attributable to "qualifying assets" held by the Fund at the end of the quarter immediately preceding the non-resident alien shareholders' death (or such other time as the IRS may designate in regulations). Qualifying assets include bank deposits and other debt obligations that pay interest or accrue original issue discount that is exempt from withholding tax, debt obligations of a domestic corporation that are treated as giving rise to foreign source income, and other investments that are not treated for tax purposes as being within the United States. Through December 31, 2007, shareholders will be advised annually of the portion of a Fund's assets that constituted qualifying assets at the end of each quarter of its taxable year.

          The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

          FOREIGN INCOME TAX. Investment income received by each Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld will generally be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.

          If more than 50% of the value of a Fund's total assets at the close of each taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income tax paid by the Fund (the "Foreign Tax Election") in lieu of deducting such amount in determining its investment company taxable income. Pursuant to the Foreign Tax Election, shareholders will be required (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income tax paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign tax in computing their taxable income, or to use it (subject to various Code limitations) as a foreign tax credit against Federal income tax (but not both). No deduction for foreign tax may be claimed by a non-corporate shareholder who does not itemize deductions or who is subject to AMT.

          Unless certain requirements are met, a credit for foreign tax is subject to the limitation that it may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to the shareholder's foreign source taxable income. In determining the source and character of distributions received from a Fund for this purpose, shareholders will be required to allocate Fund distributions according to the source of the income realized by the Fund. Each Fund's gain from the sale of stock and securities and certain currency fluctuation gain and loss will generally be treated as derived from U.S. sources. In addition, the limitation on the foreign tax credit is applied separately to foreign source "passive" income, such as dividend income, and the portion of foreign source income consisting of qualified dividend income is reduced by approximately 57% to account for the tax rate differential. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign tax included on Form 1099 and whose foreign source income is all "qualified passive income" may elect each year to be exempt from the foreign tax credit limitation and will be able to claim a foreign tax credit without filing Form 1116 with its corresponding requirement to report income and tax by country. Moreover, no foreign tax credit will be allowable to any shareholder who has not held his shares of the Fund for at least 16 days during the 30-day period beginning 15 days before the day such shares become ex-dividend with respect to any Fund distribution to which foreign income taxes are attributed (taking into account certain holding period reduction requirements of the Code). Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund.

          EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on February 1, 2008. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

          Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

                           DISTRIBUTION OF SECURITIES


DISTRIBUTION PLANS


          The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund's Class A shares, Class B shares, Class C shares and Class R shares, if applicable (collectively the "Plans"). Each Fund, pursuant to the Plans, pays Invesco Aim Distributors compensation at the annual rate, shown immediately below, of the Fund's average daily net assets of the applicable class.

FUND                         CLASS A   CLASS B   CLASS C   CLASS R
--------------------------   -------   -------   -------   -------
AIM Independence Now Fund     0.25%     1.00%     1.00%     0.50%
AIM Independence 2010 Fund    0.25      1.00      1.00      0.50
AIM Independence 2020 Fund    0.25      1.00      1.00      0.50
AIM Independence 2030 Fund    0.25      1.00      1.00      0.50
AIM Independence 2040 Fund    0.25      1.00      1.00      0.50
AIM Independence 2050 Fund    0.25      1.00      1.00      0.50

          All of the Plans compensate Invesco Aim Distributors for the purpose of financing any activity which is primarily intended to result in the sale of shares of the Funds. Such activities include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each Plan.

          Amounts payable by a Fund under the Class A, Class B, Class C and Class R Plans need not be directly related to the expenses actually incurred by Invesco Aim Distributors on behalf of each Fund. The Plans do not obligate the Funds to reimburse AIM Distributors for the actual allocated share of expenses Invesco Aim Distributors may incur in fulfilling its obligations under these Plans. Thus, even if Invesco Aim Distributors' actual allocated share of expenses exceeds the fee payable to Invesco Aim Distributors at any given time, under these Plans, the Funds will not be obligated to pay more than that fee. If Invesco Aim Distributors' actual allocated share of expenses is less than the fee it receives, under these Plans, Invesco Aim Distributors will retain the full amount of the fee.

          Invesco Aim Distributors may from time to time waive or reduce any portion of its 12b-1 fee for Class A shares, Class C shares or Class R shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, Invesco Aim Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between Invesco Aim Distributors and the Fund.

          The Funds may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares attributable to the customers of selected dealers and financial institutions to such dealers and financial institutions, including Invesco Aim Distributors, acting as principal, who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Under the terms of a shareholder service agreement, such personal shareholder services include responding to customer inquiries and providing customers with information about their investments. Any amounts not paid as a service fee under each Plan would constitute an asset-based sales charge.

          Invesco Aim Distributors may pay dealers and institutions who sell Class R shares an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence either on the thirteenth month after the first purchase, on accounts on which a dealer concession was paid, or immediately, on accounts on which a dealer concession was not paid. If Invesco Aim Distributors pays a dealer concession, it will retain all payments received by it relating to Class R shares for the first year after they are purchased. Invesco Aim Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class R shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.

          Under a Shareholder Service Agreement, a Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement will be calculated at the end of each payment period for each business day of the Funds during such period at the annual rate specified in each agreement based on the average daily net asset value of the Funds' shares purchased or acquired through exchange. Fees shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which such Fund's shares are held.

          Selected dealers and other institutions entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another. Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Funds on an agency basis, may receive payments from the Funds pursuant to the respective Plans. Invesco Aim Distributors does not act as principal, but rather as agent for the Funds, in making dealer incentive and shareholder servicing payments to dealers and other financial institutions under the Plans. These payments are an obligation of the Funds and not of Invesco Aim Distributors.

          Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of FINRA.


          See Appendix J for a list of the amounts paid by each class of shares of each Fund to Invesco Aim Distributors pursuant to the Plans for the year, or period, ended January 31, 2007 (date the Funds commenced operations) through December 31, 2007 and Appendix K for an estimate by category of the allocation of actual fees paid by each class of shares of each Fund pursuant to its respective distribution plan for the year or period ended January 31, 2007 (date the Funds commenced operations) through December 31, 2007.


          As required by Rule 12b-1, the Plans and related forms of Shareholder Service Agreements were approved by the Board, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the "Rule 12b-1 Trustees"). In approving the Plans in accordance with the requirements of Rule 12b-1, the trustees considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of the Funds and its respective shareholders.

          The anticipated benefits that may result from the Plans with respect to each Fund and/or the classes of each Fund and its shareholders include but are not limited to the following: (1) rapid account access; (2) relatively predictable flow of cash; and (3) a well-developed, dependable network of shareholder service agents to help to curb sharp fluctuations in rates of redemptions and sales, thereby reducing the chance that an unanticipated increase in net redemptions could adversely affect the performance of each Fund.

          Unless terminated earlier in accordance with their terms, the Plans continue from year to year as long as such continuance is specifically approved, in person, at least annually by the Board, including a majority of the Rule 12b-1 Trustees. A Plan may be terminated as to any Fund or class by the vote of a majority of the Rule 12b-1 Trustees or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

          Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, the Plans may be amended by the trustees, including a majority of the Rule 12b-1 Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

          The Class B Plan obligates Class B shares to continue to make payments to Invesco Aim Distributors following termination of the Class B shares Distribution Agreement with respect to Class B shares sold by or attributable to the distribution efforts of Invesco Aim Distributors or its predecessors, unless there has been a complete termination of the Class B Plan (as defined in such Plan) and the Class B Plan expressly authorizes Invesco Aim Distributors to assign, transfer or pledge its rights to payments pursuant to the Class B Plan.

DISTRIBUTOR

          The Trust has entered into master distribution agreements, as amended, relating to the Funds (the "Distribution Agreements") with Invesco Aim Distributors, a registered broker-dealer and a wholly owned subsidiary of Invesco Aim, pursuant to which Invesco Aim Distributors acts as the distributor of shares of the Funds. The address of Invesco Aim Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain trustees and officers of the Trust are affiliated with Invesco Aim Distributors. See "Management of the Trust."

          The Distribution Agreements provide Invesco Aim Distributors with the exclusive right to distribute shares of the Funds on a continuous basis directly and through other broker-dealers with whom Invesco Aim Distributors has entered into selected dealer agreements. Invesco Aim Distributors has not undertaken to sell any specified number of shares of any classes of the Funds.

          Invesco Aim Distributors expects to pay sales commissions from its own resources to dealers and institutions who sell Class B, Class C and Class R shares of the Funds at the time of such sales.

          Payments with respect to Class B shares will equal 4.0% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to Invesco Aim Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit Invesco Aim Distributors to recoup a portion of such sales commissions plus financing costs. In the future, if multiple distributors serve a Fund, each such distributor (or its assignee or transferee) would receive a share of the payments under the Class B Plan based on the portion of the Fund's Class B shares sold by or attributable to the distribution efforts of that distributor.

          Invesco Aim Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. Invesco Aim Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to Invesco Aim Distributors under the Class C Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit Invesco Aim Distributors to recoup a portion of the sales commissions to dealers plus financing costs, if any. After the first full year, Invesco Aim Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These payments will consist of an asset-based sales charge of 0.75% and a service fee of 0.25%.

          The Trust (on behalf of any class of any Fund) or Invesco Aim Distributors may terminate the Distribution Agreements on 60 days' written notice without penalty. The Distribution Agreements will terminate automatically in the event of their assignment. In the event the Class B shares Distribution Agreement is terminated, Invesco Aim Distributors would continue to receive payments of asset-based distribution fees in respect of the outstanding Class B shares attributable to the distribution efforts of Invesco Aim Distributors or its predecessors; provided, however that a complete termination of the Class B Plan (as defined in such Plan) would terminate all payments to Invesco Aim Distributors. Termination of the Class B Plan or the Distribution Agreement for Class B shares would not affect the obligation of Class B shareholders to pay contingent deferred sales charges.


          Total sales charges (front end and contingent deferred sales charges) paid in connection with the sale of shares of each class of each Fund, if applicable, for the period ended January 31, 2007 (date the Funds commenced operations) through December 31, 2007 are found in Appendix L.


                              FINANCIAL STATEMENTS

          When issued, each Fund's Financial Statements including the Financial Highlights pertaining therefore and the report of the independent registered public accounting firm pertaining thereto, will be incorporated by reference into this Statement of Additional Information ("SAI") from such Fund's Annual Report to shareholders.

          The portions of such Annual Report that are not specifically listed above are not incorporated by reference into this Statement of Additional Information and are not a part of this Registration Statement.


                               PENDING LITIGATION



                  Settled Enforcement Actions Related to Market Timing



          On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), Invesco Aim and Invesco Aim Distributors reached final settlements with certain regulators, including the SEC, the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, Invesco Aim and Invesco Aim Distributors created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by Invesco Aim, which was done pursuant to the terms of the settlements. These two fair funds will be distributed in accordance with a methodology to be determined by Invesco Aim's independent distribution consultant, in consultation with Invesco Aim and the independent trustees of the AIM Funds and acceptable to the staff of the SEC.



          The AIM Funds expect that the SEC will, in the near future, provide notice to the public that it has approved the distribution methodology (the "IDC Plan") determined by Invesco Aim's independent distribution consultant, as described above, and that payments from the two fair funds may be distributed in accordance with the terms of the IDC Plan. Invesco Aim has informed the AIM Funds that, as soon as practicable upon the SEC's issuance of such notice, Invesco Aim intends to make or cause to be made available further details regarding the IDC Plan and planned distributions thereunder on Invesco Aim's website, available at http://www.invescoaim.com. AIM's website is not a part of this Statement of Additional Information or the prospectus of any AIM Fund. While the AIM Funds expect that the SEC will make the above-described notice available in the near future, neither Invesco Aim nor the AIM Funds are able to guarantee this or make any specific representation as to the actual timing of such notice's availability.

          Regulatory Action Alleging Market Timing



          On August 30, 2005, the West Virginia Office of the State Auditor - Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to Invesco Aim and Invesco Aim Distributors (Order No. 05-1318). The WVASC makes findings of fact that Invesco Aim and Invesco Aim Distributors entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that Invesco Aim and Invesco Aim Distributors violated the West Virginia securities laws. The WVASC orders Invesco Aim and Invesco Aim Distributors to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, Invesco Aim's time to respond to that Order has been indefinitely suspended.



          Private Civil Actions Alleging Market Timing



          Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, Invesco Aim, Invesco Aim Management and certain related entities, certain of their current and former officers and/or certain unrelated third parties) based on allegations of improper market timing and related activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"); (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees. A list identifying such lawsuits (excluding those lawsuits that have been recently transferred as mentioned herein) that have been served on IFG, Invesco Aim, the AIM Funds or related entities, or for which service of process has been waived is set forth in Appendix M-1.



          All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties. A list identifying the amended complaints in the MDL Court is included in Appendix M-1. Plaintiffs in two of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court. These lawsuits are identified in Appendix M-1.



          Private Civil Actions Alleging Improper Use of Fair Value Pricing



          Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or Invesco Aim) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs. A list identifying such lawsuits that have been served on IFG, Invesco Aim, the AIM Funds or related entities, or for which service of process has been waived is set forth in Appendix M-2.

          Other Actions Involving AIM Floating Rate Fund



          The Fund is a named defendant in private civil actions based on its position as a creditor to certain entities that have filed petitions in bankruptcy courts. A list identifying such lawsuits that have been served on the Fund, or for which service of process has been waived, is set forth in Appendix M-3.

                                   APPENDIX A

                           RATINGS OF DEBT SECURITIES

          The following is a description of the factors underlying the debt ratings of Moody's, S&P and Fitch:

                         MOODY'S LONG-TERM DEBT RATINGS

          Moody's corporate ratings areas follows:

          AAA: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          AA: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk in Aa rated bonds appear somewhat larger than those securities rated Aaa.

          A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          BAA: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          BA: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          CAA: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          CA: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                     MOODY'S SHORT-TERM PRIME RATING SYSTEM

          Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

          Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers.

PRIME-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

          Note: In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

          Moody's municipal ratings are as follows:

            MOODY'S U.S. LONG-TERM MUNICIPAL BOND RATING DEFINITIONS

          Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues.

          Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

          AAA: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

          AA: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

          A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

          BAA: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

          BA: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

          B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

          CAA: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

          CA: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

          C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

          Note: Also, Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

                     MOODY'S MIG/VMIG US SHORT-TERM RATINGS

          In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3.

          In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

          In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

          The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

          MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

          Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

           STANDARD & POOR'S LONG-TERM CORPORATE AND MUNICIPAL RATINGS

          Issue credit ratings are based in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

          The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

          S&P describes its ratings for corporate and municipal bonds as follows:

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A: Debt rated A has a strong capacity to meet its financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

NR: Not Rated.

                                S&P DUAL RATINGS

          S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

          The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).

                          S&P COMMERCIAL PAPER RATINGS

          An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

          These categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

                        S&P SHORT-TERM MUNICIPAL RATINGS

          An S&P note rating reflect the liquidity factors and market-access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and source of payment (the more dependant the issue is on the market for its refinancing, the more likely it will be treated as a note).

          Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

                         FITCH LONG-TERM CREDIT RATINGS

          Fitch Ratings provides an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. These credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the financial strength of insurance companies and financial guarantors.

          Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment grade" ratings (international Long-term 'AAA' - 'BBB' categories; Short-term 'F1' - 'F3') indicate a relatively low probability of default, while those in the "speculative" or "non-investment grade" categories (international Long-term 'BB'
- 'D'; Short-term 'B' - 'D') either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on 'AAA' rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for 'BBB' rated bonds was 0.35%, and for 'B' rated bonds, 3.0%.

          Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

          Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

          Fitch credit and research are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments of any security.

          The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch Ratings believes to be reliable. Fitch Ratings does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

          Our program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

          Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong capacity for timely payment of financial commitments, which is unlikely to be affected by foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor has a very strong capacity for timely payment of financial commitments which is not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances are more likely to impair this capacity.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR:  Indicates that Fitch does not rate the specific issue.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced and at Fitch's discretion, when Fitch Ratings deems the amount of information available to be inadequate for ratings purposes.

RATINGWATCH: Ratings are placed on RatingWatch to notify investors that there is a reasonable possibility of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingWatch is typically resolved over a relatively short period.

                      FITCH SPECULATIVE GRADE BOND RATINGS

BB: Bonds are considered speculative. There is a possibility of credit risk developing, particularly as the result of adverse economic changes over time. However, business and financial alternatives may be available to allow financial commitments to be met.

B: Bonds are considered highly speculative. Significant credit risk is present but a limited margin of safety remains. While bonds in this class are currently meeting financial commitments, the capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

CC: Default of some kind appears probable.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and are valued on the basis of their prospects for achieving partial or full recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in categories below CCC.

                         FITCH SHORT-TERM CREDIT RATINGS

          The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as in the case of the higher ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Issues assigned this rating are in actual or imminent payment default.

                                   APPENDIX B

                      PERSONS TO WHOM INVESCO AIM PROVIDES
                NON-PUBLIC PORTFOLIO HOLDINGS ON AN ONGOING BASIS
                             (AS OF MARCH 31, 2008)


             SERVICE PROVIDER                             DISCLOSURE CATEGORY
-----------------------------------------   -----------------------------------------------
ABN AMRO Financial Services, Inc.           Broker (for certain AIM Funds)
Anglemyer & Co.                             Analyst (for certain AIM Funds)
Ballard Spahr Andrews & Ingersoll, LLP      Legal Counsel
BB&T Capital Markets                        Broker (for certain AIM Funds)
Bear, Stearns Pricing Direct                Pricing Vendor (for certain AIM Funds)
BOSC, Inc.                                  Broker (for certain AIM Funds)
BOWNE & Co.                                 Financial Printer
Brown Brothers Harriman & Co.               Securities Lender (for certain AIM Funds)
Cabrera Capital Markets                     Broker (for certain AIM Funds)
CENVEO                                      Financial Printer
Charles River Systems, Inc.                 System Provider
Citigroup Global Markets, Inc.              Broker (for certain AIM Funds)
Classic Printers Inc.                       Financial Printer
Color Dynamics                              Financial Printer
Commerce Capital Markets                    Broker (for certain AIM Funds)
D.A. Davidson & Co.                         Broker (for certain AIM Funds)
Dechert LLP                                 Legal Counsel
Earth Color Houston                         Financial Printer
EMCO Press                                  Financial Printer
Empirical Research Partners                 Analyst (for certain AIM Funds)
Finacorp Securities                         Broker (for certain AIM Funds)
First Albany Capital                        Broker (for certain AIM Funds)
First Tryon Securities                      Broker (for certain AIM Funds)
F T Interactive Data Corporation            Pricing Vendor
GainsKeeper                                 Software Provider (for certain AIM Funds)
GCom2 Solutions                             Software Provider (for certain AIM Funds)
George K. Baum & Company                    Broker (for certain AIM Funds)
Glass, Lewis & Co.                          System Provider (for certain AIM Funds)
Global Trend Alert                          Analyst (for certain AIM Funds)
Greater Houston Publishers                  Financial Printer
Grover Printing                             Financial Printer
Gulfstream Graphics Corp.                   Financial Printer
Hattier, Sanford & Reynoir                  Broker (for certain AIM Funds)
Hutchinson, Shockey, Erley & Co.            Broker (for certain AIM Funds)
Imageset                                    Financial Printer
iMoneyNet, Inc.                             Rating & Ranking Agency (for certain AIM Funds)
Infinity Web, Inc.                          Financial Printer
Initram Data, Inc.                          Pricing Vendor
Institutional Shareholder Services, Inc.    Proxy Voting Service (for certain AIM Funds)
Invesco Aim Investment Services, Inc.       Transfer Agent
Invesco Senior Secured Management, Inc.     System Provider (for certain AIM Funds)
Investortools, Inc.                         Broker (for certain AIM Funds)
ITG, Inc.                                   Pricing Vendor (for certain AIM Funds)
J.P. Morgan Securities, Inc.                Analyst (for certain AIM Funds)

             SERVICE PROVIDER                             DISCLOSURE CATEGORY
-----------------------------------------   -----------------------------------------------
JPMorgan Securities Inc.\Citigroup          Lender (for certain AIM Funds)
Global Markets Inc.\JPMorgan Chase
Bank, N.A.
Janney Montgomery Scott LLC                 Broker (for certain AIM Funds)
John Hancock Investment Management          Sub-advisor (for certain sub-advised accounts)
Services, LLC
Jorden Burt LLP                             Special Insurance Counsel
Kramer, Levin Naftalis & Frankel LLP        Legal Counsel
Lipper, Inc.                                Rating & Ranking Agency (for certain AIM Funds)
Loan Pricing Corporation                    Pricing Service (for certain AIM Funds)
Loop Capital Markets                        Broker (for certain AIM Funds)
MarkIt Group Limited                        Pricing Vendor (for certain AIM Funds)
Merrill Communications, LLC                 Financial Printer
Mesirow Financial, Inc.                     Broker (for certain AIM Funds)
Moody's Investors Service                   Rating & Ranking Agency (for certain AIM Funds)
Morgan Keegan & Company, Inc.               Broker (for certain AIM Funds)
Morrison Foerster LLP                       Legal Counsel
MS Securities Services, Inc. and            Securities Lender (for certain AIM Funds)
Morgan Stanley & Co. Incorporated
Muzea Insider Consulting Services, LLC      Analyst (for certain AIM Funds)
Ness USA                                    System provider
Noah Financial, LLC                         Analyst (for certain AIM Funds)
OMGEO Oasys                                 Trading System
Page International                          Financial Printer
PCP Publishing                              Financial Printer
Piper Jaffray                               Analyst (for certain AIM Funds)
Prager, Sealy & Co.                         Broker (for certain AIM Funds)
PricewaterhouseCoopers LLP                  Independent Registered Public
                                            Accounting Firm (for all AIM Funds)
Protective Securities                       Broker (for certain AIM Funds)
Ramirez & Co., Inc.                         Broker (for certain AIM Funds)
Raymond James & Associates, Inc.            Broker (for certain AIM Funds)
RBC Capital Markets                         Analyst (for certain AIM Funds)
RBC Dain Rauscher Incorporated              Broker (for certain AIM Funds)
Reuters America, LLC                        Pricing Service (for certain AIM Funds)
Robert W. Baird & Co. Incorporated          Broker (for certain AIM Funds)
RR Donnelley Financial                      Financial Printer
Ryan Beck & Co.                             Broker (for certain AIM Funds)
Seattle-Northwest Securities Corporation    Broker (for certain AIM Funds)
Siebert Brandford Shank & Co., L.L.C.       Broker (for certain AIM Funds)
Signature                                   Financial Printer
Simon Printing Company                      Financial Printer
Southwest Precision Printers, Inc.          Financial Printer
Standard and Poor's/Standard and Poor's     Pricing Service and Rating and Ranking Agency
Securities Evaluations, Inc.                (each, respectively, for certain AIM Funds)
StarCompliance, Inc.                        System Provider
State Street Bank and Trust Company         Custodian, Lender, Securities Lender, and
                                            System Provider (each, respectively, for
                                            certain AIM Funds)
Sterne, Agee & Leach, Inc.                  Broker (for certain AIM Funds)
Stifel, Nicolaus & Company, Incorporated    Broker (for certain AIM Funds)
Stradley Ronon Stevens & Young, LLP         Legal Counsel
The Bank of New York                        Custodian and Securities Lender (each,
                                            respectively, for certain AIM Funds)
The MacGregor Group, Inc.                   Software Provider
The Savader Group                           Broker (for certain AIM Funds)

             SERVICE PROVIDER                             DISCLOSURE CATEGORY
-----------------------------------------   -----------------------------------------------
Thomson Information Services Incorporated   Software Provider
UBS Financial Services, Inc.                Broker (for certain AIM Funds)
VCI Group Inc.                              Financial Printer
Wachovia National Bank, N.A.                Broker (for certain AIM Funds)
Western Lithograph                          Financial Printer
Wiley Bros. Aintree Capital  L.L.C.         Broker (for certain AIM Funds)
William Blair & Co.                         Broker (for certain AIM Funds)
XSP, LLC\Solutions PLUS, Inc.               Software Provider

                                   APPENDIX C
                              TRUSTEES AND OFFICERS


                              As of March 31, 2008


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.


                                                                                                OTHER
                               TRUSTEE                                                     TRUSTEESHIP(S)/
  NAME, YEAR OF BIRTH AND       AND/OR                                                    DIRECTORSHIPS(S)
POSITION(S) HELD WITH THE      OFFICER                                                         HELD BY
           TRUST                SINCE    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS      TRUSTEE/DIRECTOR
----------------------------   -------   -------------------------------------------   -----------------------
INTERESTED PERSONS               2007    Executive Director, Chief Executive Officer   None
                                         and President, Invesco Ltd. (ultimate
Martin L. Flanagan(1) - 1960             parent of Invesco Aim and a global
Trustee                                  investment management firm); Chairman,
                                         Invesco Aim Advisors, Inc. (registered
                                         investment advisor); Director, Chairman,
                                         Chief Executive Officer and President, IVZ
                                         Inc. (holding company) and INVESCO North
                                         American Holdings, Inc. (holding company);
                                         Chairman, Chief Executive Officer and
                                         President, INVESCO Group Services, Inc.
                                         (service provider); Trustee, The AIM Family
                                         of Funds --Registered Trademark--;
                                         Vice Chairman, Investment Company Institute;
                                         and Member of Executive Board, SMU Cox
                                         School of Business

                                         Formerly: Director, Chief Executive Officer
                                         and President, Invesco Holding Company
                                         Limited (parent of Invesco Aim and a global
                                         investment management firm); Director,
                                         Invesco Ltd.; Chairman, Investment Company
                                         Institute; and President, Co-Chief
                                         Executive Officer, Co-President, Chief
                                         Operating Officer and Chief Financial
                                         Officer, Franklin Resources, Inc. (global
                                         investment management organization)

Philip A. Taylor(2) - 1954       2006    Director, Chief Executive Officer and         None
Trustee, President and                   President, AIM Mutual Fund Dealer Inc.
Principal Executive Officer              (registered broker dealer), Invesco Aim
                                         Advisors, Inc., AIM Funds Management Inc.
                                         d/b/a INVESCO Enterprise Services
                                         (registered investment advisor and
                                         registered transfer agent), 1371 Preferred
                                         Inc. (holding company), AIM Trimark
                                         Corporate Class Inc. (formerly AIM Trimark
                                         Global Fund Inc.) (corporate mutual fund
                                         company) and AIM Trimark Canada Fund Inc.
                                         (corporate mutual fund company); Director,
                                         Chairman, Chief Executive Officer and
                                         President, Invesco Aim Management Group,
                                         Inc. (financial services holding company)
                                         and Invesco Aim Capital Management, Inc.
                                         (registered investment advisor); Director
                                         and President, INVESCO Funds Group, Inc.
                                         (registered investment advisor and


----------
(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.

(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of the Trust.

                                                                                                OTHER
                               TRUSTEE                                                     TRUSTEESHIP(S)/
  NAME, YEAR OF BIRTH AND       AND/OR                                                    DIRECTORSHIPS(S)
POSITION(S) HELD WITH THE      OFFICER                                                         HELD BY
           TRUST                SINCE    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS      TRUSTEE/DIRECTOR
----------------------------   -------   -------------------------------------------   -----------------------
                                         registered transfer agent) and AIM GP
                                         Canada Inc. (general partner for limited
                                         partnership); Director, Invesco Aim
                                         Distributors, Inc. (registered broker
                                         dealer); Director and Chairman, Invesco Aim
                                         Investment Services, Inc. (registered
                                         transfer agent) and INVESCO Distributors,
                                         Inc. (registered broker dealer); Director,
                                         President and Chairman, IVZ Callco Inc.
                                         (holding company), INVESCO Inc. (holding
                                         company) and AIM Canada Holdings Inc.
                                         (holding company); Trustee, President and
                                         Principal Executive Officer, The AIM Family
                                         of Funds --Registered Trademark-- (other
                                         than AIM Treasurer's Series Trust,
                                         Short-Term Investments Trust and Tax-Free
                                         Investments Trust); Trustee and Executive
                                         Vice President, The AIM Family of Funds
                                         --Registered Trademark-- (AIM Treasurer's
                                         Series Trust, Short-Term Investments Trust
                                         and Tax-Free Investments Trust only) ; and
                                         Manager, Invesco PowerShares Capital
                                         Management LLC

                                         Formerly: Director and Chairman, Fund
                                         Management Company (former registered
                                         broker dealer); President and Principal
                                         Executive Officer, The AIM Family of Funds
                                         --Registered Trademark-- (AIM Treasurer's
                                         Series Trust, Short-Term Investments Trust
                                         and Tax-Free Investments Trust only);
                                         Chairman, AIM Canada Holdings, Inc.;
                                         President, AIM Trimark Global Fund Inc. and
                                         AIM Trimark Canada Fund Inc.; and Director,
                                         Trimark Trust (federally regulated Canadian
                                         trust company)

INDEPENDENT TRUSTEES

Bruce L. Crockett - 1944         2001    Chairman, Crockett Technology Associates      ACE Limited (insurance
Trustee and Chair                        (technology consulting company)               company); and Captaris,
                                                                                       Inc. (unified messaging
                                                                                       provider)

Bob R. Baker - 1936              2003    Retired                                       None
Trustee

Frank S. Bayley - 1939           1985    Retired                                       None
Trustee
                                         Formerly: Partner, law firm of Baker &
                                         McKenzie and Director, Badgley Funds, Inc.
                                         (registered investment company) (2
                                         portfolios)

James T. Bunch - 1942            2003    Founder, Green, Manning & Bunch Ltd.          None
Trustee                                  (investment banking firm)

                                         Formerly:  Director, Policy Studies, Inc.
                                         and Van Gilder Insurance Corporation

                                                                                                OTHER
                               TRUSTEE                                                     TRUSTEESHIP(S)/
  NAME, YEAR OF BIRTH AND       AND/OR                                                    DIRECTORSHIPS(S)
POSITION(S) HELD WITH THE      OFFICER                                                         HELD BY
           TRUST                SINCE    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS      TRUSTEE/DIRECTOR
----------------------------   -------   -------------------------------------------   -----------------------
Albert R. Dowden - 1941          2001    Director of a number of public and private    None
Trustee                                  business corporations, including the Boss
                                         Group, Ltd. (private investment and
                                         management), Reich & Tang Funds (Chairman)
                                         (registered investment company) (7
                                         portfolios), Daily Income Fund (4
                                         portfolios), California Daily Tax Free
                                         Income Fund, Inc., Connecticut Daily Tax
                                         Free Income Fund, Inc. and New Jersey Daily
                                         Municipal Income Fund, Inc., Annuity and
                                         Life Re (Holdings), Ltd. (insurance
                                         company), and Homeowners of America Holding
                                         Corporation (property casualty company)

                                         Formerly: Director, CompuDyne Corporation
                                         (provider of product and services to the public security market); Director,
                                         President and Chief Executive Officer,
                                         Volvo Group North America, Inc.; Senior
                                         Vice President, AB Volvo; Director of
                                         various affiliated Volvo companies; and
                                         Director, Magellan Insurance Company

Jack M. Fields - 1952            2001    Chief Executive Officer, Twenty First         Administaff
Trustee                                  Century Group, Inc. (government affairs
                                         company); and Owner and Chief Executive
                                         Officer, Dos Angelos Ranch, L.P. (cattle,
                                         hunting, corporate entertainment)

                                         Formerly: Chief Executive Officer, Texana
                                         Timber LP (sustainable forestry company) and Discovery Global Education Fund
                                         (non-profit)

Carl Frischling - 1937           2001    Partner, law firm of Kramer Levin Naftalis    Director, Reich & Tang
Trustee                                  and Frankel LLP                               Funds (15 portfolios)

Prema Mathai-Davis - 1950        2001    Formerly: Chief Executive Officer, YWCA of    None
Trustee                                  the USA

Lewis F. Pennock - 1942          2001    Partner, law firm of Pennock & Cooper         None
Trustee

Larry Soll - 1942                2003    Retired                                       None
Trustee

Raymond Stickel, Jr. - 1944      2005    Retired                                       None
Trustee
                                         Formerly: Partner, Deloitte & Touche; and
                                         Director, Mainstay VP Series Funds, Inc.
                                         (25 portfolios)

OTHER OFFICERS

Russell C. Burk - 1958           2005    Senior Vice President and Senior Officer,     N/A
Senior Vice President and                The AIM Family of Funds
Senior Officer                           --Registered Trademark--

                                         Formerly: Director of Compliance and
                                         Assistant General Counsel, ICON Advisers,
                                         Inc.; Financial Consultant, Merrill Lynch;
                                         and General Counsel and Director of
                                         Compliance, ALPS Mutual Funds, Inc.

                                                                                                OTHER
                               TRUSTEE                                                     TRUSTEESHIP(S)/
  NAME, YEAR OF BIRTH AND       AND/OR                                                    DIRECTORSHIPS(S)
POSITION(S) HELD WITH THE      OFFICER                                                         HELD BY
           TRUST                SINCE    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS      TRUSTEE/DIRECTOR
----------------------------   -------   -------------------------------------------   -----------------------
John M. Zerr - 1962              2006    Director, Senior Vice President, Secretary    N/A
Senior Vice President, Chief             and General Counsel, Invesco Aim Management
Legal Officer and Secretary              Group, Inc., Invesco Aim Advisors, Inc. and
                                         Invesco Aim Capital Management, Inc.;
                                         Director, Senior Vice President and
                                         Secretary, Invesco Aim Distributors, Inc.;
                                         Director, Vice President and Secretary,
                                         Invesco Aim Investment Services, Inc. and
                                         INVESCO Distributors, Inc.; Director and
                                         Vice President, INVESCO Funds Group, Inc.;
                                         Senior Vice President, Chief Legal Officer
                                         and Secretary, The AIM Family of Funds
                                         --Registered Trademark--; and Manager,
                                         Invesco PowerShares Capital Management LLC

                                         Formerly: Director, Vice President and
                                         Secretary, Fund Management Company; Vice
                                         President, Invesco Aim Capital Management,
                                         Inc.; Chief Operating Officer, Senior Vice
                                         President, General Counsel and Secretary,
                                         Liberty Ridge Capital, Inc. (an investment
                                         adviser); Vice President and Secretary,
                                         PBHG Funds (an investment company); Vice
                                         President and Secretary, PBHG Insurance
                                         Series Fund (an investment company);
                                         General Counsel and Secretary, Pilgrim
                                         Baxter Value Investors (an investment
                                         adviser); Chief Operating Officer, General
                                         Counsel and Secretary, Old Mutual
                                         Investment Partners (a broker-dealer);
                                         General Counsel and Secretary, Old Mutual
                                         Fund Services (an administrator); General
                                         Counsel and Secretary, Old Mutual
                                         Shareholder Services (a shareholder
                                         servicing center); Executive Vice
                                         President, General Counsel and Secretary,
                                         Old Mutual Capital, Inc. (an investment
                                         adviser); and Vice President and Secretary,
                                         Old Mutual Advisors Funds (an investment
                                         company)

Lisa O. Brinkley - 1959          2004    Global Compliance Director, Invesco Ltd.;     N/A
Vice President                           and Vice President, The AIM Family of
                                         Funds --Registered Trademark-- Formerly:
                                         Senior Vice President, Invesco Aim
                                         Management Group, Inc.; Senior Vice
                                         President and Chief Compliance Officer,
                                         Invesco Aim Advisors, Inc. and The AIM
                                         Family of Funds --Registered Trademark--;
                                         Vice President and Chief Compliance
                                         Officer, Invesco Aim Capital Management,
                                         Inc. and Invesco Aim Distributors, Inc.;
                                         Vice President, Invesco Aim Investment
                                         Services, Inc. and Fund Management Company;
                                         and Senior Vice President and Compliance
                                         Director, Delaware Investments Family of
                                         Funds

                                                                                                OTHER
                               TRUSTEE                                                     TRUSTEESHIP(S)/
  NAME, YEAR OF BIRTH AND       AND/OR                                                    DIRECTORSHIPS(S)
POSITION(S) HELD WITH THE      OFFICER                                                         HELD BY
           TRUST                SINCE    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS      TRUSTEE/DIRECTOR
----------------------------   -------   -------------------------------------------   -----------------------
Kevin M. Carome - 1956           2003    General Counsel, Secretary and Senior         N/A
Vice President                           Managing Director, Invesco Ltd.; Director
                                         and Secretary, Invesco Holding Company
                                         Limited, IVZ, Inc. and INVESCO Group
                                         Services, Inc; Director, INVESCO Funds
                                         Group, Inc.; Secretary, INVESCO North
                                         American Holdings, Inc.; and Vice
                                         President, The AIM Family of Funds
                                         --Registered Trademark--

                                         Formerly: Director, Senior Vice President,
                                         Secretary and General Counsel, Invesco Aim
                                         Management Group, Inc. and Invesco Aim
                                         Advisors, Inc.; Senior Vice President,
                                         Invesco Aim Distributors, Inc.; Director,
                                         General Counsel and Vice President, Fund
                                         Management Company; Vice President, Invesco
                                         Aim Capital Management, Inc. and Invesco
                                         Aim Investment Services, Inc.; Senior Vice
                                         President, Chief Legal Officer and
                                         Secretary, The AIM Family of Funds
                                         --Registered Trademark--; Director and Vice
                                         President, INVESCO Distributors, Inc.; and
                                         Chief Executive Officer and President,
                                         INVESCO Funds Group

Sidney M. Dilgren - 1961         2004    Vice President, Invesco Aim Advisors, Inc.   N/A
Vice President, Treasurer                and Invesco Aim Capital Management, Inc.;
and Principal Financial                  and Vice President, Treasurer and Principal
Officer                                  Financial Officer, The AIM Family of
                                         Funds --Registered Trademark--

                                         Formerly: Fund Treasurer, Invesco Aim
                                         Advisors, Inc.; Senior Vice President,
                                         Invesco Aim Investment Services, Inc. and
                                         Vice President, Invesco Aim Distributors,
                                         Inc.

Karen Dunn Kelley - 1960         2004    Head of Invesco's World Wide Fixed Income     N/A
Vice President                           and Cash Management Group; Director of Cash
                                         Management and Senior Vice President,
                                         Invesco Aim Advisors, Inc. and Invesco Aim
                                         Capital Management, Inc.; Executive Vice
                                         President, Invesco Aim Distributors, Inc.;
                                         Senior Vice President, Invesco Aim
                                         Management Group, Inc.; Vice President, The
                                         AIM Family of Funds
                                         --Registered Trademark-- (other than AIM
                                         Treasurer's Series Trust, Short-Term
                                         Investments Trust and Tax-Free Investments
                                         Trust); and President and Principal
                                         Executive Officer, The AIM Family of Funds
                                         --Registered Trademark-- (AIM Treasurer's
                                         Series Trust, Short-Term Investments Trust
                                         and Tax-Free Investments Trust only)

                                         Formerly: Director and President, Fund
                                         Management Company; Chief Cash Management
                                         Officer and Managing Director, Invesco Aim
                                         Capital Management, Inc.; and Vice
                                         President, Invesco Aim Advisors, Inc. and
                                         The AIM Family of Funds
                                         --Registered Trademark-- (AIM Treasurer's
                                         Series Trust, Short-Term Investments Trust
                                         and Tax-Free Investments Trust only)

                                                                                                OTHER
                               TRUSTEE                                                     TRUSTEESHIP(S)/
  NAME, YEAR OF BIRTH AND       AND/OR                                                    DIRECTORSHIPS(S)
POSITION(S) HELD WITH THE      OFFICER                                                         HELD BY
           TRUST                SINCE    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS      TRUSTEE/DIRECTOR
----------------------------   -------   -------------------------------------------   -----------------------
Lance A. Rejsek - 1967           2005    Anti-Money Laundering Compliance Officer,     N/A
Anti-Money Laundering                    Invesco Aim Advisors, Inc., Invesco Aim
Compliance Officer                       Capital Management, Inc., Invesco Aim
                                         Distributors, Inc., Invesco Aim Investment
                                         Services, Inc., Invesco Aim Private Asset
                                         Management, Inc. and The AIM Family of
                                         Funds --Registered Trademark--

                                         Formerly: Anti-Money Laundering Compliance
                                         Officer, Fund Management Company; and
                                         Manager of the Fraud Prevention Department,
                                         Invesco Aim Investment Services, Inc.

Todd L. Spillane - 1958          2006    Senior Vice President, Invesco Aim            N/A
Chief Compliance Officer                 Management Group, Inc.; Senior Vice
                                         President and Chief Compliance Officer,
                                         Invesco Aim Advisors, Inc. and Invesco Aim
                                         Capital Management, Inc.; Chief Compliance
                                         Officer, The AIM Family of Funds
                                         --Registered Trademark--, Invesco Global
                                         Asset Management (N.A.), Inc. (registered
                                         investment advisor), Invesco Institutional
                                         (N.A.), Inc. (registered investment
                                         advisor), INVESCO Private Capital
                                         Investments, Inc. (holding company),
                                         Invesco Private Capital, Inc. (registered
                                         investment advisor) and Invesco Senior
                                         Secured Management, Inc. (registered
                                         investment advisor); and Vice President,
                                         Invesco Aim Distributors, Inc. and Invesco
                                         Aim Investment Services, Inc.

                                         Formerly: Vice President, Invesco Aim
                                         Capital Management, Inc. and Fund
                                         Management Company; Global Head of Product
                                         Development, AIG-Global Investment Group,
                                         Inc.; and Chief Compliance Officer and
                                         Deputy General Counsel, AIG-SunAmerica
                                         Asset Management

            TRUSTEE OWNERSHIP OF FUND SHARES AS OF DECEMBER 31, 2007

                                                              Aggregate Dollar Range of
                                                              Equity Securities in All
                                                                Registered Investment
                                                               Companies Overseen by
                       Dollar Range of Equity Securities    Trustee in The AIM Family of
   Name of Trustee                  Per Fund               Funds --Registered Trademark--
--------------------   ---------------------------------   ------------------------------
Martin L. Flanagan                    -0-                          Over $100,000
Philip A. Taylor                      -0-                                -0-
Bob R. Baker                          -0-                          Over $100,000
Frank S. Bayley                       -0-                          Over $100,000
James T. Bunch                        -0-                         Over $100,000(3)
Bruce L. Crockett                     -0-                         Over $100,000(3)
Albert R. Dowden                      -0-                          Over $100,000
Jack M. Fields                        -0-                         Over $100,000(3)
Carl Frischling                       -0-                         Over $100,000(3)
Prema Mathai-Davis                    -0-                         Over $100,000(3)
Lewis F. Pennock                      -0-                          Over $100,000
Larry Soll                            -0-                         Over $100,000(3)
Raymond Stickel, Jr.                  -0-                          Over $100,000

----------
(3) Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

                                   APPENDIX D

                           TRUSTEE COMPENSATION TABLE


     Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with Invesco Aim during the period ended January 31, 2007 (commencement date) through December 31, 2007:



                                            RETIREMENT
                                             BENEFITS       ESTIMATED        TOTAL
                           AGGREGATE          ACCRUED         ANNUAL      COMPENSATION
                       COMPENSATION FROM      BY ALL      BENEFITS UPON   FROM ALL AIM
      TRUSTEE             THE TRUST(1)     AIM FUNDS(2)   RETIREMENT(3)      FUNDS(4)
--------------------   -----------------   ------------   -------------   ------------
Bob R. Baker                $30,126          $234,974        $188,144       $232,400
Frank S. Bayley              32,311           164,614         126,750        249,300
James T. Bunch               27,942           159,121         126,750        215,500
Bruce L. Crockett            58,525            85,879         126,750        452,100
Albert R. Dowden             32,311           115,299         126,750        249,300
Jack M. Fields               27,942           110,194         126,750        215,500
Carl Frischling(5)           27,942            96,518         126,750        215,500
Prema Mathai-Davis           30,126           109,077         126,750        232,400
Lewis F. Pennock             27,942            88,793         126,750        215,500
Ruth H. Quigley (6)          32,311           192,521         126,750        249,300
Larry Soll                   27,942           203,535         147,748        215,500
Raymond Stickel, Jr.         32,311            85,977         126,750        249,300



(1) Amounts shown are based upon the period ended January 31, 2007 (commencement date) through December 31, 2007. The total amount of compensation deferred by all trustees of the Trust during the period ended January 31, 2007 (commencement date) through December 31, 2007, including earnings, was $93,500.



(2) During the period ended January 31, 2007 (commencement date) through December 31, 2007, the total amount of expenses allocated to the Trust in respect of such retirement benefits was $27,815.


(3) These amounts represent the estimated annual benefits payable by the AIM Funds upon the trustees' retirement and assumes each trustee serves until his or her normal retirement date.

(4) All trustees currently serve as trustee of 16 registered investment companies advised by Invesco Aim.


(5) During the period ended January 31, 2007 (commencement date) through December 31, 2007, the Trust paid $15,310 in legal fees to Kramer, Levin, Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent trustees of the Trust. Mr. Frischling is a partner of such firm.



(6)  Miss Quigley retired effective January 1, 2008.

                                   APPENDIX E



                     PROXY POLICY APPLIES TO THE FOLLOWING:
                           INVESCO AIM ADVISORS, INC.



INVESCO AIM PROXY VOTING GUIDELINES
(Effective as of March 31, 2008)



The following Invesco Aim Proxy Voting Guidelines are applicable to all funds and other accounts managed by Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc and Invesco Aim Private Asset Management, Inc. (collectively, "Invesco Aim").(1)



INTRODUCTION



OUR BELIEF



The AIM Funds Boards of Trustees and Invesco Aim's investment professionals expect a high standard of corporate governance from the companies in our portfolios so that Invesco Aim may fulfill its fiduciary obligation to our fund shareholders and other account holders. Well governed companies are characterized by a primary focus on the interests of shareholders, accountable boards of directors, ample transparency in financial disclosure, performance-driven cultures and appropriate consideration of all stakeholders. Invesco Aim believes well governed companies create greater shareholder wealth over the long term than poorly governed companies, so we endeavor to vote in a manner that increases the value of our investments and fosters good governance within our portfolio companies.



In determining how to vote proxy issues, Invesco Aim considers the probable business consequences of each issue and votes in a manner designed to protect and enhance fund shareholders' and other account holders' interests. Our voting decisions are intended to enhance each company's total shareholder value over Invesco Aim's typical investment horizon.



Proxy voting is an integral part of Invesco Aim's investment process. We believe that the right to vote proxies should be managed with the same care as all other elements of the investment process. The objective of Invesco Aim's proxy-voting activity is to promote good governance and advance the economic interests of our clients. At no time will Invesco Aim exercise its voting power to advance its own commercial interests, to pursue a social or political cause that is unrelated to our clients' economic interests, or to favor a particular client or business relationship to the detriment of others.



PROXY ADMINISTRATION



The Invesco Aim Proxy Committee (the "Proxy Committee") consists of members representing Invesco Aim's Investments, Legal and Compliance departments. Invesco Aim's Proxy Voting Guidelines (the "Guidelines") are revised annually by the Proxy Committee, and are approved by the AIM Funds Boards of Trustees. The Proxy Committee implements the Guidelines and oversees proxy voting.



The Proxy Committee has retained outside experts to assist with the analysis and voting of proxy issues. In addition to the advice offered by these experts, Invesco Aim uses information gathered from our own research, company managements, Invesco Aim's portfolio managers and outside shareholder groups to reach our voting decisions.



Generally speaking, Invesco Aim's investment-research process leads us to invest in companies led by management teams we believe have the ability to conceive and execute strategies to outperform their competitors. We select companies for investment based in large part on our assessment of their management teams' ability to create shareholder wealth. Therefore, in formulating our proxy-voting decisions, Invesco Aim gives proper consideration to the recommendations of a company's Board of Directors.



IMPORTANT PRINCIPLES UNDERLYING THE INVESCO AIM PROXY VOTING GUIDELINES



I.    ACCOUNTABILITY



Management teams of companies are accountable to their boards of directors, and directors of publicly held companies are accountable to their shareholders. Invesco Aim endeavors to vote the proxies of its portfolio companies in a manner that will reinforce the notion of a board's accountability to its shareholders. Consequently, Invesco Aim votes against any actions that would impair the rights of shareholders or would reduce shareholders' influence over the board or over management.



The following are specific voting issues that illustrate how Invesco Aim applies this principle of accountability.



     - Elections of directors. In uncontested director elections for companies that do not have a controlling shareholder, Invesco Aim votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards' key committees are fully independent. Key committees include the Audit, Compensation and Governance or Nominating Committees. Invesco Aim's standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.



          Contested director elections are evaluated on a case-by-case basis and are decided within the context of Invesco Aim's investment thesis on a company.



     - Director performance. Invesco Aim withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by enacting egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan ("poison pills") without shareholder approval, or other areas of poor performance, Invesco Aim may withhold votes from some or all of a company's directors. In situations where directors' performance is a concern, Invesco Aim may also support shareholder proposals to take corrective actions such as so-called "clawback" provisions.



     - Auditors and Audit Committee members. Invesco Aim believes a company's Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company's internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company's Audit Committee, or when ratifying a company's auditors, Invesco Aim considers the past performance of the Committee and holds its members accountable for the quality of the company's financial statements and reports.



     - Majority standard in director elections. The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco Aim supports the nascent effort to reform the U.S. convention of electing directors, and votes in favor of proposals to elect directors by a majority vote.



     - Classified boards. Invesco Aim supports proposals to elect directors annually instead of electing them to staggered multi-year terms because annual elections increase a board's level of accountability to its shareholders.



     - Supermajority voting requirements. Unless proscribed by law in the state of incorporation, Invesco Aim votes against actions that would impose any supermajority voting requirement, and supports actions to dismantle existing supermajority requirements.

     - Responsiveness. Invesco Aim withholds votes from directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.



     - Cumulative voting. The practice of cumulative voting can enable minority shareholders to have representation on a company's board. Invesco Aim supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.



     - Shareholder access. On business matters with potential financial consequences, Invesco Aim votes in favor of proposals that would increase shareholders' opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance.



II.   INCENTIVES



Invesco Aim believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce managements and employees of our portfolio companies to create greater shareholder wealth. Invesco Aim supports equity compensation plans that promote the proper alignment of incentives, and votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of an account's investment.



Following are specific voting issues that illustrate how Invesco Aim evaluates incentive plans.



     - Executive compensation. Invesco Aim evaluates compensation plans for executives within the context of the company's performance under the executives' tenure. Invesco Aim believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. We view the election of those independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company's compensation practices. Therefore, Invesco Aim generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee's accountability to shareholders, Invesco Aim supports proposals requesting that companies subject each year's compensation record to an advisory shareholder vote, or so-called "say on pay" proposals.



     - Equity-based compensation plans. When voting to approve or reject equity-based compensation plans, Invesco Aim compares the total estimated cost of the plans, including stock options and restricted stock, against a carefully selected peer group and uses multiple performance metrics that help us determine whether the incentive structures in place are creating genuine shareholder wealth. Regardless of a plan's estimated cost relative to its peer group, Invesco Aim votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock's current market price, or the ability to automatically replenish shares without shareholder approval.



     - Employee stock-purchase plans. Invesco Aim supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.



     - Severance agreements. Invesco Aim generally votes in favor of proposals requiring advisory shareholder ratification of executives' severance agreements. However, we oppose proposals requiring such agreements to be ratified by shareholders in advance of their adoption.



III.  CAPITALIZATION



Examples of management proposals related to a company's capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco Aim analyzes the company's stated reasons for the request.

Except where the request could adversely affect the fund's ownership stake or voting rights, AIM generally supports a board's decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis within the context of Invesco Aim's investment thesis on a company. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.



IV.   MERGERS, ACQUISITIONS AND OTHER CORPORATE ACTIONS



Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. Invesco Aim analyzes these proposals within the context of our investment thesis on the company, and determines its vote on a case-by-case basis.



V.    ANTI-TAKEOVER MEASURES



Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco Aim votes to reduce or eliminate such measures. These measures include adopting or renewing "poison pills", requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco Aim generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco Aim supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.



VI.   SHAREHOLDER PROPOSALS ON CORPORATE GOVERNANCE



Invesco Aim generally votes for shareholder proposals that are designed to protect shareholder rights if a company's corporate-governance standards indicate that such additional protections are warranted.



VII.  SHAREHOLDER PROPOSALS ON SOCIAL RESPONSIBILITY



The potential costs and economic benefits of shareholder proposals seeking to amend a company's practices for social reasons are difficult to assess. Analyzing the costs and economic benefits of these proposals is highly subjective and does not fit readily within our framework of voting to create greater shareholder wealth over Invesco Aim's typical investment horizon. Therefore, Invesco Aim abstains from voting on shareholder proposals deemed to be of a purely social, political or moral nature.



VIII. ROUTINE BUSINESS MATTERS



Routine business matters rarely have a potentially material effect on the economic prospects of fund holdings, so we generally support the board's discretion on these items. However, Invesco Aim votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco Aim votes against proposals to conduct other unidentified business at shareholder meetings.



SUMMARY



These Guidelines provide an important framework for making proxy-voting decisions, and should give fund shareholders and other account holders insight into the factors driving Invesco Aim's decisions. The Guidelines cannot address all potential proxy issues, however. Decisions on specific issues must be made within the context of these Guidelines and within the context of the investment thesis of the funds and other accounts that own the company's stock. Where a different investment thesis is held by portfolio managers who may hold stocks in common, Invesco Aim may vote the shares held on a fund-by-fund or account-by-account basis.



EXCEPTIONS



In certain circumstances, Invesco Aim may refrain from voting where the economic cost of voting a company's proxy exceeds any anticipated benefits of that proxy proposal.

SHARE-LENDING PROGRAMS



One reason that some portion of Invesco Aim's position in a particular security might not be voted is the securities lending program. When securities are out on loan and earning fees for the lending fund, they are transferred into the borrower's name. Any proxies during the period of the loan are voted by the borrower. The lending fund would have to terminate the loan to vote the company's proxy, an action that is not generally in the best economic interest of fund shareholders. However, whenever Invesco Aim determines that the benefit to shareholders or other account holders of voting a particular proxy outweighs the revenue lost by terminating the loan, we recall the securities for the purpose of voting the fund's full position.



"SHARE-BLOCKING"



Another example of a situation where Invesco Aim may be unable to vote is in countries where the exercise of voting rights requires the fund to submit to short-term trading restrictions, a practice known as "share-blocking." Invesco Aim generally refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to fund shareholders and other account holders of voting a specific proxy outweighs the fund's or other account's temporary inability to sell the security.



INTERNATIONAL CONSTRAINTS



An additional concern that sometimes precludes our voting non-U.S. proxies is our inability to receive proxy materials with enough time and enough information to make a voting decision. In the great majority of instances, however, we are able to vote non-U.S. proxies successfully. It is important to note that Invesco Aim makes voting decisions for non-U.S. issuers using these Guidelines as our framework, but also takes into account the corporate-governance standards, regulatory environment and generally accepted best practices of the local market.



EXCEPTIONS TO THESE GUIDELINES



Invesco Aim retains the flexibility to accommodate company-specific situations where strictly adhering to the Guidelines would lead to a vote that the Proxy Committee deems not to be in the best interest of the funds' shareholders and other account holders. In these situations, the Proxy Committee will vote the proxy in the manner deemed to be in the best interest of the funds' shareholders and other account holders, and will promptly inform the funds' Boards of Trustees of such vote and the circumstances surrounding it.



RESOLVING POTENTIAL CONFLICTS OF INTEREST



A potential conflict of interest arises when Invesco Aim votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco Aim's products, or issuers that employ Invesco Aim to manage portions of their retirement plans or treasury accounts. Invesco Aim reviews each proxy proposal to assess the extent, if any, to which there may be a material conflict between the interests of the fund shareholders or other account holders and Invesco Aim.



Invesco Aim takes reasonable measures to determine whether a potential conflict may exist. A potential conflict is deemed to exist only if one or more of the Proxy Committee members actually knew or should have known of the potential conflict.



If a material potential conflict is deemed to exist, Invesco Aim may resolve the potential conflict in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco Aim may vote the proxy in accordance with the predetermined Guidelines;
(2) Invesco Aim may engage an independent third party to determine how the proxy should be voted; or (3) Invesco Aim may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.



Because the Guidelines are pre-determined and crafted to be in the best economic interest of shareholders and other account holders, applying the Guidelines to vote client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard against potential conflicts, persons from

Invesco Aim's marketing, distribution and other customer-facing functions are precluded from becoming members of the Proxy Committee.



On a quarterly basis, the AIM Funds Boards of Trustees review a report from Invesco Aim's Internal Compliance Controls Committee. The report contains a list of all known material business relationships that Invesco Aim maintains with publicly traded issuers. That list is cross-referenced with the list of proxies voted over the period. If there are any instances where Invesco Aim's voting pattern on the proxies of its material business partners is inconsistent with its voting pattern on all other issuers, they are brought before the Trustees and explained by the Chairman of the Proxy Committee.



Personal conflicts of interest. If any member of the Proxy Committee has a personal conflict of interest with respect to a company or an issue presented for voting, that Proxy Committee member will inform the Proxy Committee of such conflict and will abstain from voting on that company or issue.



Funds of funds. Some AIM Funds offering diversified asset allocation within one investment vehicle own shares in other AIM Funds. A potential conflict of interest could arise if an underlying AIM Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco Aim's asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.



POLICIES AND VOTE DISCLOSURE



A copy of these Guidelines and the voting record of each AIM Fund are available on our web site, www.invescoaim.com. In accordance with Securities and Exchange Commission regulations, all funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year.

FOOTNOTES



(1)AIM Funds not managed by Invesco Aim Advisors, Inc., are governed by the proxy voting policies of their respective sub-advisors. Proxy Voting Guidelines applicable to AIM CHINA FUND, AIM FLOATING RATE FUND, AIM GLOBAL REAL ESTATE FUND, AIM INTERNATIONAL CORE EQUITY FUND, AIM INTERNATIONAL TOTAL RETURN FUND, AIM JAPAN FUND, AIM LIBOR ALPHA FUND, AIM REAL ESTATE FUND, AIM S&P 500 INDEX FUND, AIM SELECT REAL ESTATE INCOME FUND, AIM STRUCTURED CORE FUND, AIM STRUCTURED GROWTH FUND, AIM STRUCTURED VALUE FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, SERIES C and SERIES M are available at our website, http://www.invescoaim.com.

                     Proxy policy applies to the following:
                   INVESCO ASSET MANAGEMENT DEUTSCHLAND, GMBH


                                 (INVESCO LOGO)


                               PROXY VOTING POLICY



                    INVESCO ASSET MANAGEMENT DEUTSCHLAND GMBH



                                                                   December 2007

                                 GENERAL POLICY



INVESCO has responsibility for making investment decisions that are in the best interests of its clients. As part of the investment management services it provides to clients, INVESCO may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.



INVESCO believes that it has a duty to manage clients' assets in the best economic interests of the clients and that the ability to vote proxies is a client asset.



INVESCO reserves the right to amend its proxy policies and procedures from time to time without prior notice to its clients.



                              PROXY VOTING POLICIES



VOTING OF PROXIES



INVESCO will on a fund by fund basis, decide whether it will vote proxies and if so, for which parts of the portfolio it will voted for. If INVESCO decides to vote proxies, it will do so in accordance with the procedures set forth below. If the client retains in writing the right to vote or if INVESCO determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith, it will refrain from voting.



BEST ECONOMIC INTERESTS OF CLIENTS



In voting proxies, INVESCO will take into consideration those factors that may affect the value of the security and will vote proxies in a manner in which, in its opinion, is in the best economic interests of clients. INVESCO endeavors to resolve any conflicts of interest exclusively in the best economic interests of clients.



CERTAIN PROXY VOTES MAY NOT BE CAST



In some cases, INVESCO may determine that it is not in the best economic interests of clients to vote proxies. For example, proxy voting in certain countries outside the United States requires share blocking. Shareholders who wish to vote their proxies must deposit their shares 7 to 21 days before the date of the meeting with a designated depositary. During the blocked period, shares to be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to the Custodian/Sub-Custodian bank. In addition, voting certain international securities may involve unusual costs to clients. In other cases, it may not be possible to vote certain proxies despite good faith efforts to do so, for instance when inadequate notice of the matter is provided. In the instance of loan securities, voting of proxies typically requires termination of the loan, so it is not usually in the best economic interests of clients to vote proxies on loaned securities. INVESCO typically will not, but reserves the right to, vote where share blocking restrictions, unusual costs or other barriers to efficient voting apply. If INVESCO does not vote, it would have made the determination that the cost of voting exceeds the expected benefit to the client.



ISS SERVICES



INVESCO has contracted with Institutional Shareholder Services ("ISS"), an independent third party service provider, to vote INVESCO's clients' proxies according to ISS's proxy voting recommendations. In addition, ISS will provide proxy analyses, vote recommendations, vote execution and record-keeping services for clients for which INVESCO has proxy voting responsibility. On an annual basis, INVESCO will review information obtained from ISS to ascertain whether ISS (i) has the capacity and competency to adequately analyze proxy issues, and
(ii) can make such recommendations in an impartial manner and in the best economic interest of INVESCO's clients. This may include a review of ISS' Policies, Procedures and Practices Regarding Potential Conflicts of Interests and obtaining information about the work ISS does for corporate issuers and the payments ISS receives from such issuers.



Custodians forward proxy materials for clients who rely on INVESCO to vote proxies to ISS. ISS is responsible for exercising the voting rights in accordance with the ISS proxy voting guidelines. If INVESCO receives proxy materials in connection with a client's account where the client has, in writing, communicated to INVESCO that the client, plan fiduciary or other third party has reserved the right to vote proxies, INVESCO will forward to the party appointed by client any proxy materials it receives with respect to the account. In order to avoid voting proxies in circumstances where INVESCO, or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has engaged ISS to provide the proxy analyses, vote recommendations and voting of proxies.



In the event that (i) ISS recuses itself on a proxy voting matter and makes no recommendation or (ii) INVESCO decides to override the ISS vote recommendation, the Proxy Voting Committee (PVC) of the International Structured Products Group and the Compliance Officer will review the issue and direct ISS how to vote the proxies as described below.



ISS RECUSAL



When ISS makes no recommendation on a proxy voting issue or is recused due to a conflict of interest, the Proxy Voting Committee (PVC) of the International Structured Products Group and the Compliance Officer will review the issue and, if INVESCO does not have a conflict of interest, direct ISS how to vote the proxies. In such cases where INVESCO has a conflict of interest, INVESCO, in its sole discretion, shall either (a) vote the proxies pursuant to ISS's general proxy voting guidelines, (b) engage an independent third party to provide a vote recommendation, or (c) contact its client(s) for direction as to how to vote the proxies.



OVERRIDE OF ISS RECOMMENDATION



There may be occasions where the INVESCO investment personnel or senior officers seek to override ISS's recommendations if they believe that ISS's recommendations are not in accordance with the best economic interests of clients. In the event that an individual listed above in this section disagrees with an ISS recommendation on a particular voting issue, the individual shall document in writing the reasons that he/she believes that the ISS recommendation is not in accordance with clients' best economic interests and submit such written documentation to the Proxy Voting Committee (PVC) of the International Structured Products Group. Upon review of the documentation and consultation with the individual and others as the PVC deems appropriate, the PVC together with the Compliance Officer may make a determination to override the ISS voting recommendation if they determine that it is in the best economic interests of clients.



PROXY VOTING RECORDS



Clients may obtain information about how INVESCO voted proxies on their behalf by contacting their client services representative. Alternatively, clients may make a written request for proxy voting information.



                              CONFLICTS OF INTEREST



PROCEDURES TO ADDRESS CONFLICTS OF INTEREST AND IMPROPER INFLUENCE



In order to avoid voting proxies in circumstances where INVESCO or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has contracted with ISS to provide proxy analyses, vote recommendations and voting of proxies. Unless noted otherwise by ISS, each vote recommendation provided by ISS to INVESCO includes a representation from ISS that ISS faces no conflict of interest with respect to the vote. In instances where ISS has recused itself and makes no recommendation on a particular matter or if an override submission is requested, the Proxy Voting Committee (PVC) of the International Structured Products Group together with the Compliance Officer shall determine how the proxy is to be voted and instruct accordingly in which case the conflict of interest provisions discussed below shall apply.



In effecting the policy of voting proxies in the best economic interests of clients, there may be occasions where the voting of such proxies may present a real or perceived conflict of interest between INVESCO, as the investment manager, and clients.



For each director, officer and employee of INVESCO ("INVESCO person"), the interests of INVESCO's clients must come first, ahead of the interest of INVESCO and any person within the INVESCO organization, which includes INVESCO's affiliates.



Accordingly, each INVESCO person must not put "personal benefit," whether tangible or intangible, before the interests of clients of INVESCO or otherwise take advantage of the relationship to INVESCO's clients. "Personal benefit" includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for a client of INVESCO, as appropriate. It is imperative that each of INVESCO's directors, officers and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of INVESCO's clients.



Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may also exist if INVESCO has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. An INVESCO person shall not be considered to have a conflict of interest if the INVESCO person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote. Any individual with actual knowledge of a conflict of interest relating to a particular referral item shall disclose that conflict to the Compliance Officer.



The following are examples of situations where a conflict may exist:



     - Business Relationships - where INVESCO manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;



     - Personal Relationships - where a INVESCO person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships; and



     - Familial Relationships - where an INVESCO person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company).



In the event that INVESCO (or an affiliate) manages assets for a company, its pension plan, or related entity and where clients' funds are invested in that company's shares, it will not take into consideration this relationship and will vote proxies in that company solely in the best economic interest of its clients.



It is the responsibility of the INVESCO person to report any real or potential conflict of interest of which such individual has actual knowledge to the Compliance Officer, who shall present any such information to the Head of Continental Europe Compliance. However, once a particular conflict has been reported to the Compliance Officer, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict.

In addition, any INVESCO person who submits an ISS override recommendation to the Proxy Voting Committee (PVC) of the International Structured Products Group shall certify as to their compliance with this policy concurrently with the submission of their override recommendation. A form of such certification is attached as Appendix A hereto.



In addition, the Proxy Voting Committee (PVC) of the International Structured Products Group must notify INVESCO's Compliance Officer with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence made by anyone within INVESCO or by an affiliated company's representatives with regard to how INVESCO should vote proxies. The Compliance Officer will investigate the allegations and will report his or her findings to the INVESCO Risk Management Committee and to the Head of Continental Europe Compliance. In the event that it is determined that improper influence was made, the Risk Management Committee will determine the appropriate action to take which may include, but is not limited to, (1) notifying the affiliated company's Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and to fully cooperate with these regulatory agencies as required. In all cases, the Proxy Voting Committee (PVC) of the International Structured Products Group together with the Compliance Officer shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best economic interest of clients.



                           ISS PROXY VOTING GUIDELINES



A copy of the most recent ISS Proxy Voting Guidelines Summary can be found on ISS's website at www.issproxy.com. From this website, click on ISS Governance Services tab, next click on "Policy Gateway", next click on "2008 Policy Information", and then click on "Download 2008 U.S. Proxy Voting Guidelines Summary."

                                                                      APPENDIX A



                        ACKNOWLEDGEMENT AND CERTIFICATION



          I acknowledge that I have read the INVESCO Proxy Voting Policy (a copy of which has been supplied to me, which I will retain for future reference) and agree to comply in all respects with the terms and provisions thereof. I have disclosed or reported all real or potential conflicts of interest to the INVESCO Compliance Officer and will continue to do so as matters arise. I have complied with all provisions of this Policy.



                                                         _______________________
                                                               Print Name


_____________________                                    -----------------------
       Date                                                    Signature

                     PROXY POLICY APPLIES TO THE FOLLOWING:
                        INVESCO ASSET MANAGEMENT LIMITED



                                INVESCO PERPETUAL
                         POLICY ON CORPORATE GOVERNANCE



1.   INTRODUCTION



     INVESCO PERPETUAL (IP) has adopted a clear and considered policy towards its responsibility as a shareholder. As part of this policy, IP will take steps to satisfy itself about the extent to which the companies in which it invests comply with local recommendations and practices, such as the UK Combined Code issued by the Committee on Corporate Governance and/or the US Department of Labour Interpretive Bulletins.



2.   RESPONSIBLE VOTING



     IP has a responsibility to optimise returns to its clients. As a core part of the investment process, Fund Managers will endeavour to establish a dialogue with management to promote company decision making that is in the best interests of shareholders, and is in accordance with good Corporate Governance principles.



     IP considers that shareholder activism is fundamental to good Corporate Governance. Whilst this does not entail intervening in daily management decisions, it does involve supporting general standards for corporate activity and, where necessary, taking the initiative to ensure those standards are met.



     One important means of putting shareholder responsibility into practice is via the exercising of voting rights. In deciding whether to vote shares, IP will take into account such factors as the likely impact of voting on management activity, and where expressed, the preference of clients. As a result of these two factors, IP will tend to vote on all UK and European shares, but to vote on a more selective basis on other shares. (See Appendix I - Voting on non-UK/European shares)



     IP considers that the voting rights attached to its clients' investments should be actively managed with the same duty of care as that applied to all other aspects of asset administration. As such, voting rights will be exercised on an informed and independent basis, and will not simply be passed back to the company concerned for discretionary voting by the Chairman. In doing this, IP will have in mind three objectives:



     i) To protect the rights of its clients



     ii) To minimise the risk of financial or business impropriety within the companies in which its clients are invested, and



     iii) To protect the long-term value of its clients' investments.



     It is important to note that, when exercising voting rights, a third option of abstention can also be used as a means of expressing dissatisfaction, or lack of support, to a Board on a particular issue. Additionally, in the event of a conflict of interest arising between IP and its clients over a specific issue, IP will either abstain or seek instruction from each client.



     IP will exercise actively the voting rights represented by the shares it manages on behalf of its investors.



          Note: Share Blocking



          Generally, IP will not vote where this results in shares being blocked from trading for a period of more than a few hours. IP considers that it is not in the interest of clients that their shares are blocked at a potentially sensitive time, such as that around a shareholder meeting.

3.   VOTING PROCEDURES



     IP will endeavour to keep under regular review with trustees, depositaries and custodians the practical arrangements for circulating company resolutions and notices of meetings and for exercising votes in accordance with standing or special instructions.



     IP will endeavour to review regularly any standing or special instructions on voting and where possible, discuss with company representatives any significant issues.



     IP will take into account the implications of stock lending arrangements where this is relevant (that is, when stock is lent to the extent permitted by local regulations, the voting rights attaching to that stock pass to the borrower).



4.   DIALOGUE WITH COMPANIES



     IP will endeavour, where practicable in accordance with its investment processes, to enter into a dialogue with companies based on the mutual understanding of objectives. This dialogue is likely to include regular meetings with company representatives to explore any concerns about corporate governance where these may impact on the best interests of clients. In discussion with Company Boards and senior non-Executive Directors, IP will endeavour to cover any matters with particular relevance to shareholder value.



     Specifically when considering resolutions put to shareholders, IP will pay attention to the companies' compliance with the relevant local requirements. In addition, when analysing the company's prospects for future profitability and hence returns to shareholders, IP will take many variables into account, including but not limited to, the following:



     -    Nomination and audit committees



     -    Remuneration committee and directors' remuneration



     -    Board balance and structure



     -    Financial reporting principles



     -    Internal control system and annual review of its effectiveness



     -    Dividend and Capital Management policies



5.   NON-ROUTINE RESOLUTIONS AND OTHER TOPICS



     These will be considered on a case-by-case basis and where proposals are put to the vote will require proper explanation and justification by (in most instances) the Board. Examples of such would be all SRI issues (i.e. those with social, environmental or ethical connotations), political donations, and any proposal raised by a shareholder or body of shareholders (typically a pressure group).



     Apart from the three fundamental voting objectives set out under 'Responsible Voting' above, considerations that IP might apply to non-routine proposals will include:



     i) The degree to which the company's stated position on the issue could affect its reputation and/or sales, or leave it vulnerable to boycott or selective purchasing



     ii)  What other companies have done in response to the issue



     iii) Whether implementation would achieve the objectives sought in the proposal



     iv)  Whether the matter is best left to the Board's discretion.

6.    EVALUATION OF COMPANIES' CORPORATE GOVERNANCE ARRANGEMENTS



      IP will, when evaluating companies' governance arrangements, particularly those relating to board structure and composition, give due weight to all relevant factors drawn to their attention.



7.    DISCLOSURE



      On request from clients, IP will in good faith provide records of voting instructions given to third parties such as trustees, depositaries and custodians provided that



      (i) in IP's discretion, to do so does not conflict with the best interests of other clients and



      (ii) it is understood that IP will not be held accountable for the expression of views within such voting instructions and



      (iii) IP are not giving any assurance nor undertaking any obligation to ensure that such instructions resulted in any votes actually being cast. Records of voting instructions within the immediate preceding 3 months will not normally be provided.



Note: The record of votes will reflect the voting instruction of the relevant
      Fund Manager. This may not be the same as votes actually cast as IP is entirely reliant on third parties complying promptly with such instructions to ensure that such votes are cast correctly. Accordingly, the provision of information relating to an instruction does not mean that a vote was actually cast, just that an instruction was given in accordance with a particular view taken.

                                   APPENDIX I



                        VOTING ON NON-UK/EUROPEAN SHARES



          When deciding whether to exercise the voting rights attached to its clients' non-UK/European shares, IP will take into consideration a number of factors. These will include:



          - the likely impact of voting on management activity, versus the cost to the client



          - the portfolio management restrictions (e.g. share blocking) that may result from voting



          -    the preferences, where expressed, of clients



          Generally, IP will vote on non-UK/European shares by exception only, except where the client or local regulator expressly requires voting on all shares.



          SHARE BLOCKING



          Generally, IP will not vote where this results in shares being blocked from trading for a period of more than a few hours. IP considers that it is not in the interest of clients that their shares are blocked at a potentially sensitive time, such as that around a shareholder meeting.

                     PROXY POLICY APPLIES TO THE FOLLOWING:
                    INVESCO ASSET MANAGEMENT (JAPAN) LIMITED



                               (Quick Translation)



                    INTERNAL RULES ON PROXY VOTING EXECUTION



(PURPOSE)
ARTICLE 1



INVESCO Asset Management (Japan) Limited (referred to as "INVESCO" thereafter)] assumes a fiduciary responsibility to vote proxies in the best interest of its trustors and beneficiaries. In addition, INVESCO acknowledges its responsibility as a fiduciary to vote proxies prudently and solely for the purpose of maximizing the economic values of trustors (investors) and beneficiaries. So that it may fulfill these fiduciary responsibilities to trustors (investors) and beneficiaries, INVESCO has adopted and implemented these internal rules reasonably designed to ensure that the business operations of the company to invest are appropriately conducted in the best interest of shareholders and are always monitored by the shareholders.



(PROXY VOTING POLICY)
ARTICLE 2



INVESCO exercises the voting right in the best interest of its trustors and beneficiaries not in the interests of the third parties. The interests of trustors and beneficiaries are defined as the increase of the value of the enterprise or the expansion of the economic value of the shareholders or to protect these values from the impairment.



(VOTING EXERCISE STRUCTURE)
ARTICLE 3



Please refer to the Article 2 of Proxy Voting basic Policy as per attached.



(PROXY VOTING GUIDELINES)
ARTICLE 4



Please refer to Proxy Voting Guidelines (Attachment 2).



(PROXY VOTING PROCESS)
ARTICLE 5



1.   DOMESTIC EQUITIES



          (1) Notification on the shareholder meeting will be delivered to Operations from trustee banks which will be in turn forwarded to the person in charge of equities investment. The instruction shall be handled by Operations.



          (2) The person in charge of equities investment scrutinizes the subjects according to the "Screening Standard" and forward them to the proxy voting committee ("Committee").



          (3) In case of asking for the outside counsel, to forward our proxy voting guidelines ("Guidelines") to them beforehand and obtain their advice

          (4) In either case of b. or c., the person in charge shall make proposal to the committee to ask for their "For", "Against", "Abstention", etc.



          (5) The committee scrutinizes the respective subjects and approves/disapproves with the quorum of two thirds according to the Guidelines.



          (6) In case where as to the subject which the Committee judges as inappropriate according to the Guidelines and/or the subject which cannot obtain the quorum, the Committee will be held again to discuss the subject.



2.   FOREIGN EQUITIES



          (1) As to the voting exercise of the foreign equities, we shall consider the manners and customs of the foreign countries as well as the costs.



          (2) As to the voting process, the above process of the domestic equities shall be accordingly adjusted and applied.



(DISCLOSURE OF INFORMATION)
ARTICLE 6



In case of the request from the customers, we can disclose the content.



(VOTING RECORD)
ARTICLE 7



-    The Committee preserves the record of Attachment 1 for one year.



- The administration office is the Investment Division which shall preserve all the related documents of this voting process.



- Operations which handle the instruction shall preserve the instruction documents for 10 years after the termination of the ITM funds or the termination of the investment advisory contracts.



                       Article 8 and addendum are omitted.

                            PROXY VOTING BASIC POLICY



1.   Basic Thought on Proxy Voting



     - INVESCO makes efforts to maximize the entrusted assets in terms of fiduciary duties in investing the funds entrusted by the trustors (investors) and the beneficiaries.



     - For the purpose of maximizing the invested assets and the value of the equities, INVESCO always monitors the invested companies to operate appropriately as a shareholder in the best interests of the shareholders.



     - From the above point of view, INVESCO has adopted and implemented this Proxy Voting Basic Policy and Proxy Voting Policy and Procedure to fulfill the proxy voting rights properly.



     - In exercising the proxy voting rights, INVESCO fulfills the voting rights in the benefits of the trustors (investors) and the beneficiaries not in the benefits of the third parties.



2.   Voting Process and Structure



     - INVESCO establishes the Proxy Voting Committee (referred to as "Committee" thereafter) which executes the proxy voting rights.



     - The Committee is composed of the chairman who is designated by Japanese Management Committee (referred to as "J-Mac" thereafter) and the members appointed by the chairman. Persons in charge of Investment Division and Legal & Compliance Division shall be mandatory members.



     - The Committee has been delegated the judgment power to execute the voting right from the J-Mac.



     - The Committee has worked out the subjects according to the pre-determined "Screening Standard" in terms of benefits of the shareholders and executes the voting rights based on the "Proxy Voting Guidelines".



     - The Committee is occasionally taken the advice from the outside parties according to the "Proxy Voting Guidelines".



          The Committee is held on a monthly basis and the result of the voting execution is to be reported to J-Mac on a monthly basis at least.



3.   Screening Standard



     For the purpose of efficient voting execution, INVESCO implements the following screening criteria. The companies fallen under this screening criteria shall be scrutinized according to "Voting Guidelines".



     (1)  Quantitative Standard



          1) Low profit margin of operational income and recurrent income for certain periods



          2)   Negative Net Assets/Insolvency



          3)   Extremely High Dividend Ratios or Low Dividend Ratios



     (2)  Qualitative Standard



          1) In breach of the substantial laws or anti-social activities for the past one year



          2) Impairment of the interests of the shareholders for the past one year



     (3)  Others



          1) External Auditor's Audit Report with the limited auditor's opinion



          2)   Shareholders' proposals



4.   Proxy Voting Guidelines



     (1)  General Subjects



          1)   Any violation of laws and anti-social activities ?



          2) Inappropriate disclosure which impairs the interests of shareholders ?



          3)   Enough Business Improvement Efforts ?



     (2)  Subjects on Financial Statements



          Any reasonable reasons for Interest Appropriation/Loss Disposal ?



     (3)  Amendments to Articles of Incorporations, etc



          Any possibility of the limitation to the shareholder's rights ?



     (4)  Directors/Statutory Auditors



          Appointment of the unqualified person, or inappropriate amount of payment/gifts to the unqualified person ?



     (5)  Capital Policy/Business Policy



          Unreasonable policy in terms of maximization of the shareholders' interests ?

     (6)  Others



          1)   Shareholder's



          Proposals Contribution to the increase of the shareholders' economic interests ?



          2)   Appointment of Auditor



          Any problem of independency ?

Voting Screening Criteria & Decision Making Documents             (Attachment 1)



Company Name [ ]                                                    Year   Month
----------------                                                    ----   -----




Screening Criteria [ ] Quantitative Criteria [ ] consolidated or [ ] single [ ] [ ]



                                                                      Yes    No
                                                                      ---   ---
Consecutive unprofitable settlements for the past 3 years
Consecutive Non dividend payments for the past 3 years
Operational loss for the most recent fiscal year
Negative net assets for the most recent fiscal year
Less than 10% or more than 100% of the dividend ratios for the most recent fiscal year
Screening Criteria/Qualitative Criteria



                                                                      Yes    No
                                                                      ---   ---
Substantial breach of the laws/anti-social activities for the past one year
   If Yes, describe the content of the breach of the law/anti-
   social activities [ ]
Others, especially, any impairment of the value of the shareholders for the past one year
   If Yes, describe the content of the impairment of the value of shareholders:



Others




                                                                      Yes    No
                                                                      ---   ---
External Auditor's report with the limited auditor's opinion
Shareholder's proposal



Person in charge of equities investment                      Initial   Signature
---------------------------------------                      -------   ---------




-    If all Nos (ARROW) No objection to the agenda of the shareholders' meeting



- If one or more Yes (ARROW) (Person in charge of equities investment shall fill Out the blanks below and forward to the Committee)



Proposal on Voting Execution



Reason for judgment



Chairman   For   Against   Initial   Signature
Member     For   Against   Initial   Signature
Member     For   Against   Initial   Signature
Member     For   Against   Initial   Signature
Member     For   Against   Initial   Signature
Member     For   Against   Initial   Signature



                                                                  (Attachment 2)



Proxy Voting Guidelines



1.   PURPORT OF GUIDELINES



Pursuant to Article 2 of Proxy Voting Policy and Procedure, INVESCO has adopted and implemented the following guidelines and hereby scrutinizes and decides the subjects one by one in light of the guidelines.

2.   GUIDELINES



     (1)  General Subjects



          1)   Any violation of laws and anti-social activities ?



               - To scrutinize and judge respectively the substantial impact over the company's business operations by the above subjects or the impairment of the shareholders' economic value.



          2) Inappropriate disclosure which impairs the interests of shareholders ?



               - To scrutinize and judge respectively the potential impairment of the shareholder's economic value.



          3)   Enough Business Improvement Efforts ?



               - Although the continuous extremely unprofitable and the extremely bad performance, the management is in short of business improvement efforts. To scrutinize and judge respectively the cases.



     (2)  Subjects on Financial Statements



          1)   Interest Appropriation Plan



               (1)  Interest Appropriation Plan (Dividends)



                    - To basically approve unless the extremely overpayment or minimum payment of the dividends



               (2) Interest Appropriation Plan (Bonus payment to corporate officers)



                    - To basically agree but in case where the extremely unprofitable, for example, the consecutive unprofitable and no dividend payments or it is apparent of the impairment of the shareholder's value, to request to decrease the amount or no bonus payment.



               (3) To basically disagree to the interest appropriation plan if no dividend payments but to pay the bonus to the corporate officers without prior assessment.



          2)   Loss Disposal Plan



                    To scrutinize and judge respectively



     (3)  Amendments to Articles of Incorporation, etc.



          1.   Company Name Change/Address Change, etc.



          2.   Change of Purpose/Method of Public Announcement



          3.   Change of Business Operations, etc.



          4.   Change of Stipulations on Shareholders/Shareholders Meeting



          5. Change of Stipulations on Directors/Board of Directors/Statutory Auditors



                    - TO BASICALLY APPROVE HOWEVER, IN CASE OF THE POSSIBILITY OF THE LIMITATION TO THE SHAREHOLDERS' RIGHTS, TO JUDGE RESPECTIVELY



     (4)  Subjects on Corporate Organization



          1)   Composition of Board of Directors Meeting, etc



          - To basically approve the introduction of "Committee Installation Company "or "Substantial Asset Control Institution"



          - To basically approve the introduction of the corporate officer institution. Provided, however, that in case where all directors are concurrent with those committee members and the institutions, to basically disagree. In case of the above introduction, to basically disapprove to the decrease of the board members or adjustment of the remuneration.



          2)   Appointment of Directors



          - To basically disagree in case where the increase of the board members which is deemed to be overstaffed and no explanatory comments on the increase. In case of 21 or more board members, to respectively judge.



          - To basically disagree the re-appointment of the existing directors in case where the consecutive unprofitable settlements for the past 3 years and the consecutive 3 year no dividend payments, or the consecutive decrease in the net profits for the past 5 years.



          - To basically disagree the re-appointment of the existing directors in case where the scandal of the breach of the laws and the anti-social activities occurred and caused the substantial impact over the business operations during his/her assignment.



          3)   Appointment of Outside Directors



          - To basically agree after the confirmation of its independency based on the information obtained from the possible data sources.



          -    To basically disagree the decrease in number.



          - To basically disagree the job concurrence of the competitors' CEO, COO,CFO or concurrence of the outside directors of 4 or more companies.



               - To basically disagree in case of no-independence of the company



               - To basically disagree the extension of the board of directors' term.

          4)   Appointment of Statutory Auditors



          - To basically disagree the appointment of the candidate who is appointed as a director and a statutory auditor by turns.



          - To basically disagree the re-appointment of the existing directors in case where the scandal of the breach of the laws and the anti-social activities occurred and caused the substantial impact over the business operations during his/her assignment.



          5)   Appointment of Outside Statutory Auditors



          - To basically disagree in case where the outside statutory auditor is not actually the outside auditor (the officer or employee of the parent company, etc.)



          - To basically disagree in case where the reason of the decrease in the number is not clearly described.



          - To basically agree in case where the introduction of the "Statutory Auditor Appointment Committee" which includes plural outside statutory auditors.



     (5)  Officer Remuneration/officer Retirement Allowances



          1)   Officer Remuneration



          - To basically disagree the amendment of the officer remuneration (unless the decrease in amount or no payment) in case where the consecutive unprofitable settlements for the past 3 years and the consecutive 3 year no dividend payments, or the consecutive decrease in the net profits for the past 5 years.



          - To basically disagree and scrutinize respectively in case where no sufficient explanation of the substantial increase (10% or more per head), or no decrease of the remuneration amount if the number of the officers decrease.



          2)   Officer Retirement Allowance



               -    To basically approve



          - To basically disapprove in case where the payment of the allowance to the outside statutory auditors and the outside directors.



          - To basically disapprove in case where the officer resigned or retired during his/her assignment due to the scandal of the breach of the laws and the anti-social activities.



          - To basically disagree in case where the consecutive unprofitable settlements for the past 3 years and the consecutive 3 year no dividend payments, or the consecutive decrease in the net profits for the past 5 years.



     (2)  Capital Policy/Business Policy



          1)   Acquisition of Own shares



          -    To basically approve



          - To basically approve the disposition of the own sharers if the disposition ratio of less than 10% of the total issued shares and the shareholders' equities. In case of 10% or more, to respectively scrutinize.



          2)   Capital Reduction



               To basically disagree in case where the future growth of the business might be substantially decreased.



          3)   Increase of the authorized capital



               To basically disagree in case of the substantial increase of the authorized capital taking into consideration the dilution of the voting right (10% or more) and incentive.



          4) Granting of the stock options to Directors, Statutory Auditors and Employees



          -    To basically approve



          - To basically disagree in case where the substantial dilution of the value of the stocks (the potential dilution ration is to increase 5% of the total issued stock number) will occur and accordingly decrease of the shareholders' interests.



          - To basically disagree in case where the exercise price is deviated by 10% or more from the market value as of the fiscal year-end



          -    To basically disagree the decrease of the exercise price
               (re-pricing)



                    - To basically disagree in case where the exercise term remains less than 1 year.



                    - To basically disagree in case the scope of the option granted objectives (transaction countereparties)is not so closely connected with the better performance.



          5)   Mergers and Acquisitions



          - To basically disagree in case where the terms and conditions are not advantageous and there is no assessment base by the thirdparty.



          - To basically disagree in case where the content of the mergers and acquisitions can not be deemed to be reasonable in comparison with the business strategy.



          6)   Business Transfer/Acceptance

               To basically disagree in case where the content of the mergers and acquisitions can not be deemed to be reasonable and extremely unprofitable in comparison with the business strategy.



          7)   Capital Increase by the allocation to the third parties



          -    To basically analyze on a case by case basis



          - Provided, however, that to basically approve in case where the companies under the financial difficulties executes as the restructuring of the business.



     (7)  Others



          1)   Appointment of Accountant



          -    To basically approve



          -    To basically disapprove on suspicion of its independency.



          - To scrutinize the subjects in case where the decline of the re-appointment due to the conflict of the audit policy.



          2)   Shareholders' proposal



               To basically analyze on a case by case basis



                    The basic judgment criterion is the contribution to the
               increase of the shareholders' value. However, to basically disapprove in case where to maneuver as a method to resolve the specific social and political problems.

                     PROXY POLICY APPLIES TO THE FOLLOWING:
                            INVESCO AUSTRALIA LIMITED



                               PROXY VOTING POLICY



1.   Purpose of this Policy



     INVESCO recognises its fiduciary obligation to act in the best interests of all clients, be they superannuation trustees, institutional clients, unit-holders in managed investment schemes or personal investors. One way INVESCO represents its clients in matters of corporate governance is through the proxy voting process.



     This document sets out INVESCO's policy in relation to proxy voting. It has been approved by the INVESCO Australia Limited Board.



2.   Scope



     This policy applies to all INVESCO portfolios with the following exceptions:



     - "index" or "index like" funds where, due to the nature of the funds, INVESCO will generally abstain from voting;



     - private client or discrete wholesale mandates, where the voting policy has been agreed within the mandate;



     - where investment management of an international fund has been delegated to an overseas AMVESCAP or INVESCO company, proxy voting will rest with that delegated manager.



3.   Policy



     In accordance with industry practices and the IFSA standard on proxy voting, our policy is as follows:



     - INVESCO's overriding principle is that votes will be cast in the best economic interests of investors.



     - INVESCO's intention is to vote on all Australian Company shareholder resolutions however it recognises that in some circumstances it would be inappropriate to vote, or its vote may be immaterial. INVESCO will generally abstain from voting on "routine" company resolutions (eg approval of financial accounts or housekeeping amendments to Articles of Association or Constitution) unless its clients' portfolios in aggregate represent a significant proportion of the shareholdings of the company in question (a significant proportion in this context means 5% or more of the market capitalisation of the company).



     - INVESCO will always vote on the following issues arising in company Annual General Meetings where it has the authority to do so on behalf of clients.



          - contentious issues (eg. issues of perceived national interest, or where there has been extensive press coverage or public comment);



          -    employee and executive share and option schemes;



          -    approval of changes of substantial shareholdings;



          -    mergers or schemes of arrangement; and



          -    approval of major asset sales or purchases.



     - Management agreements or mandates for individually-managed clients will provide direction as to who has responsibility for voting.



     - In the case of existing management agreements which do not contain a provision concerning voting authority or are ambiguous on the subject, INVESCO will not vote until clear instructions have been received from the client.



     - In the case of clients who wish to place special conditions on the delegation of proxy voting powers, INVESCO will endeavour to accommodate those clients' requirements as far as practicable, subject to any administrative obstacles or additional costs that might arise in implementing the conditions.

     - In considering proxy voting issues arising in respect of unit-holders in managed investment schemes, INVESCO will act solely in accordance with its fiduciary responsibility to take account of the collective interests of unit-holders in the scheme as a whole. INVESCO cannot accept instructions from individual unit-holders as to the exercise of proxy voting authority in a particular instance.



     - In order to facilitate its proxy voting process, INVESCO may retain a professional proxy voting service to assist with in-depth proxy research, vote execution, and the necessary record keeping.



4.   Reporting and Disclosure



     A written record will be kept of the voting decision in each case, and of the reasons for each decision (including abstentions).



     INVESCO will disclose on an annual basis, a summary of its proxy voting statistics on its website as required by IFSA standard No. 13 - Proxy Voting.



5.   Conflicts of Interest



     All INVESCO employees are under an obligation to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of clients.



     INVESCO acknowledges that conflicts of interest do arise and where a conflict of interest is considered material, INVESCO will not vote until a resolution has been agreed upon and implemented.

                              PROXY POLICY APPLIES
                                TO THE FOLLOWING:
                            INVESCO HONG KONG LIMITED



                            INVESCO HONG KONG LIMITED



                               PROXY VOTING POLICY



                                  8 APRIL 2004

TABLE OF CONTENTS



Introduction                                              2
1. Guiding Principles                                     3
2. Proxy Voting Authority                                 4
3. Key Proxy Voting Issues                                7
4. Internal Administration and Decision-Making Process   10
5. Client Reporting                                      12

INTRODUCTION



          This policy sets out Invesco's approach to proxy voting in the context of our broader portfolio management and client service responsibilities. It applies to Asia related equity portfolios managed by Invesco on behalf of individually-managed clients and pooled fund clients



          Invesco's proxy voting policy is expected to evolve over time to cater for changing circumstances or unforeseen events.

1.   GUIDING PRINCIPLES



     1.1 Invesco recognises its fiduciary obligation to act in the best interests of all clients, be they retirement scheme trustees, institutional clients, unitholders in pooled investment vehicles or personal investors. The application of due care and skill in exercising shareholder responsibilities is a key aspect of this fiduciary obligation.



     1.2 The sole objective of Invesco's proxy voting policy is to promote the economic interests of its clients. At no time will Invesco use the shareholding powers exercised in respect of its clients' investments to advance its own commercial interests, to pursue a social or political cause that is unrelated to clients' economic interests, or to favour a particular client or other relationship to the detriment of others.



     1.3 Invesco also recognises the broader chain of accountability that exists in the proper governance of corporations, and the extent and limitations of the shareholder's role in that process. In particular, it is recognised that company management should ordinarily be presumed to be best placed to conduct the commercial affairs of the enterprise concerned, with prime accountability to the enterprise's Board of Directors which is in turn accountable to shareholders and to external regulators and exchanges. The involvement of Invesco as an institutional shareholder will not extend to interference in the proper exercise of Board or management responsibilities, or impede the ability of companies to take the calculated commercial risks which are essential means of adding value for shareholders.



     1.4 The primary aim of the policy is to encourage a culture of performance among investee companies, rather than one of mere conformance with a prescriptive set of rules and constraints. Rigid adherence to a checklist approach to corporate governance issues is of itself unlikely to promote the maximum economic performance of companies, or to cater for circumstances in which non-compliance with a checklist is appropriate or unavoidable.



     1.5 Invesco considers that proxy voting rights are an asset which should be managed with the same care as any other asset managed on behalf of its clients.

2.   PROXY VOTING AUTHORITY



     2.1 An important dimension of Invesco's approach to corporate governance is the exercise of proxy voting authority at the Annual General Meetings or other decision-making forums of companies in which we manage investments on behalf of clients.



     2.2 An initial issue to consider in framing a proxy voting policy is the question of where discretion to exercise voting power should rest - with Invesco as the investment manager, or with each individual client? Under the first alternative, Invesco's role would be both to make voting decisions on clients' behalf and to implement those decisions. Under the second alternative, Invesco would either have no role to play, or its role would be limited solely to implementing voting decisions under instructions from our clients.



     2.3 In addressing this issue, it is necessary to distinguish the different legal structures and fiduciary relationships which exist as between individually-managed clients, who hold investments directly on their own accounts, and pooled fund clients, whose investments are held indirectly under a trust structure.



     2.4   INDIVIDUALLY-MANAGED CLIENTS



     2.4.1 As a matter of general policy, Invesco believes that unless a client's mandate gives specific instructions to the contrary, discretion to exercise votes should normally rest with the investment manager, provided that the discretion is always exercised in the client's interests alone.



     2.4.2 The reason for this position is that Invesco believes that, with its dedicated research resources and ongoing monitoring of companies, an investment manager is usually better placed to identify issues upon which a vote is necessary or desirable. We believe it is also more practical that voting discretion rests with the party that has the authority to buy and sell shares, which is essentially what investment managers have been engaged to do on behalf of their clients.



     2.4.3 In cases where voting authority is delegated by an individually-managed client, Invesco recognises its responsibility to be accountable for the decisions it makes. If a client requires, an appropriate reporting mechanism will be put in place.



     2.4.4 While it is envisaged that the above arrangements will be acceptable in the majority of cases, it is recognised that some individually-managed clients will wish to retain voting authority for themselves, or to place conditions on the circumstances in which it can be exercised by investment managers. In practice, it is believed that this option is generally only likely to arise with relatively large clients such as trustees of major superannuation funds or statutory corporations which have the resources to develop their own policies and to supervise their implementation by investment managers and custodians. In particular, clients who have multiple equity managers and utilise a master custody arrangement may be more likely to consider retaining voting authority in order to ensure consistency of approach across their total portfolio.



     2.4.5 In any event, whatever decision is taken as to where voting authority should lie, Invesco believes that the matter should be explicitly covered by the terms of the investment management agreement and clearly understood by the respective parties.



     2.4.6 Accordingly, Invesco will pursue the following policies with respect to the exercise of proxy voting authority for individually-managed clients:

          PROXY VOTING AUTHORITY



          Individually-Managed Clients



           Unless an individually-managed client wishes to retain proxy voting authority, Invesco will assume proxy voting authority by way of delegation from the client, provided that the allocation of proxy voting responsibility is clearly set out in the investment management agreement.



           In the case of clients who wish to place special conditions on the delegation of proxy voting powers, Invesco will endeavour to accommodate those clients' requirements as far as practicable, subject to any administrative obstacles or additional costs that might arise in implementing the conditions.



     2.5   POOLED FUND CLIENTS



     2.5.1 The legal relationship between an investment manager and its pooled fund clients is different in a number of important respects from that applying to individually-managed clients. These differences have a bearing on how proxy voting authority is exercised on behalf of pooled fund clients.



     2.5.2 These legal relationships essentially mean that the manager is required to act solely in the collective interests of unitholders at large rather than as a direct agent or delegate of each unitholder. On the issue of proxy voting, as with all other aspects of our client relationships, Invesco will naturally continue to be receptive to any views and concerns raised by its pooled fund clients. However, the legal relationship that exists means it is not possible for the manager to accept instructions from a particular pooled fund client as to how to exercise proxy voting authority in a particular instance.



     2.5.3 As in the case of individually-managed clients who delegate their proxy voting authority, Invesco's accountability to pooled fund clients in exercising its fiduciary responsibilities is best addressed as part of the manager's broader client relationship and reporting responsibilities.



     2.5.4 Accordingly, Invesco will pursue the following policies with respect to the exercise of proxy voting authority for pooled fund clients:



           PROXY VOTING AUTHORITY



           Pooled Fund Clients



           In considering proxy voting issues arising in respect of pooled fund shareholdings, Invesco will act solely in accordance with its fiduciary responsibility to take account of the collective interests of unitholders in the pooled fund as a whole.



           Invesco cannot accept instructions from individual unitholders as to the exercise of proxy voting authority in a particular instance.

3.   KEY PROXY VOTING ISSUES



     3.1 This section outlines Invesco's intended approach in cases where proxy voting authority is being exercised on clients' behalf.



     3.2 Invesco will vote on all material issues at all company meetings where it has the voting authority and responsibility to do so. We will not announce our voting intentions and the reasons behind them.



     3.3 Invesco applies two underlying principles. First, our interpretation of 'material voting issues' is confined to those issues which affect the value of shares we hold on behalf of clients and the rights of shareholders to an equal voice in influencing the affairs of companies in proportion to their shareholdings. We do not consider it appropriate to use shareholder powers for reasons other than the pursuit of these economic interests. Second, we believe that a critical factor in the development of an optimal corporate governance policy is the need to avoid unduly diverting resources from our primary responsibilities to add value to our clients' portfolios through investment performance and client service.



     3.4 In order to expand upon these principles, Invesco believes it is necessary to consider the role of proxy voting policy in the context of broader portfolio management and administrative issues which apply to our investment management business as a whole. These are discussed as follows.



     3.5   PORTFOLIO MANAGEMENT ISSUES - ACTIVE EQUITY PORTFOLIOS



     3.5.1 While recognising in general terms that issues concerning corporate governance practices can have a significant bearing on the financial performance of companies, the primary criterion for the selection and retention of a particular stock in active equity portfolios remains our judgment that the stock will deliver superior investment performance for our clients, based on our investment themes and market analysis.



     3.5.2 In view of these dynamics, Invesco does not consider it feasible or desirable to prescribe in advance comprehensive guidelines as to how it will exercise proxy voting authority in all circumstances. The primary aim of Invesco's approach to corporate governance is to encourage a culture of performance among the companies in which we manage investments in order to add value to our clients' portfolios, rather than one of mere conformance with a prescriptive set of rules and constraints.



     3.5.3 Nevertheless, Invesco has identified a limited range of issues upon which it will always exercise proxy voting authority - either to register disapproval of management proposals or to demonstrate support for company initiatives through positive use of voting powers. These issues are outlined as follows:



           KEY VOTING ISSUES



           Major Corporate Proposals



           Invesco will always vote on the following issues arising in company General Meetings where it has the authority to do so on behalf of clients.



           - contentious issues (eg. issues of perceived national interest, or where there has been extensive press coverage or public comment);



           -    approval of changes of substantial shareholdings;



           -    mergers or schemes of arrangement; and



           -    approval of major asset sales or purchases.

           As a general rule, Invesco will vote against any actions that will reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments, unless balanced by reasonable increase in net worth of the shareholding.



           Where appropriate, Invesco will also use voting powers to influence companies to adopt generally accepted best corporate governance practices in areas such as board composition, disclosure policies and the other areas of recommended corporate governance practice.



           Invesco's approach to significant proxy voting issues which fall outside these areas will be addressed on their merits.



     3.6   ADMINISTRATIVE ISSUES



     3.6.1 In addition to the portfolio management issues outlined above, Invesco's proxy voting policy also takes account of administrative and cost implications, together with the size of our holdings as compared to the issue size, involved in the exercise of proxy voting authority on our clients' behalf.



     3.6.2 There are practical constraints to the implementation of proxy voting decisions. Proxy voting is a highly seasonal activity, with most company Annual General Meetings being collapsed into a few months, with short deadlines for the distribution and return of notice papers, multiple resolutions from multiple companies being considered simultaneously, and under a legal system which is essentially dependent upon paper-based communication and record-keeping.



     3.6.3 In addition, for investment managers such as Invesco who do not invest as principals and who consequently do not appear directly on the share registers of companies, all of these communications are channelled through external custodians, among whom there is in turn a considerable variation in the nature and quality of systems to deal with the flow of information.



     3.6.4 While Invesco has the systems in place to efficiently implement proxy voting decisions when required, it can be seen that administrative and cost considerations by necessity play an important role in the application of a responsible proxy voting policy. This is particularly so bearing in mind the extremely limited time period within which voting decisions must often be made and implemented (which can in practice be as little as a few days). This factor also explains why Invesco resists any suggestion that there should be compulsory proxy voting on all issues, as in our view this would only increase the costs to be borne by our clients with very little practical improvement in corporate performance in most cases.



     3.6.5 These administrative constraints are further highlighted by the fact that many issues on which shareholders are in practice asked to vote are routine matters relating to the ongoing administration of the company - eg. approval of financial accounts or housekeeping amendments to Articles of Association. Generally in such cases, we will be in favour of the motion as most companies take seriously their duties and are acting in the best interests of shareholders. However, the actual casting of a "yes" vote on all such resolutions in our view would entail an unreasonable administrative workload and cost.



     3.6.6 Accordingly, Invesco believes that an important consideration in the framing of a proxy voting policy is the need to avoid unduly diverting resources from our primary responsibilities to add value to our clients' investments through portfolio management and client service. The policies outlined below have been prepared on this basis.

           KEY PROXY VOTING ISSUES



           Administrative Constraints



           In view of the administrative constraints and costs involved in the exercise of proxy voting powers, Invesco may (depending on circumstances) not exercise its voting right unless its clients' portfolios in aggregate represent a significant proportion of the shareholdings of the company in question.



           A significant proportion in this context means 5% or more of the market capitalisation of the company.

4.   INTERNAL ADMINISTRATION & DECISION-MAKING PROCESS



     4.1 The following diagram illustrates the procedures adopted by Invesco for the administration of proxy voting:


             -----------------------
             |                     |
             |       COMPANY       |
             |                     |
             -----------------------
                        |
                        |
                       \|/   Notice Paper
                        |
      -------------------------------------------------------------------------------------
      | Custodian | Custodian | Custodian | Custodian | Custodian | Custodian | Custodian |
      |   No. 1   |   No. 2   |   No. 3   |   No. 4   |   No. 5   |   No. 6   |   No. 7   | (etc)
      -------------------------------------------------------------------------------------
                      |    |
Courier/Fax advice    |   /|\            INSTRUCTION OF VOTING
                     \|/   |
                      |    |
            --------------------------
            |                        |
            |  IAL Settlement Team   |(-----
            |                        |     |
            --------------------------    /|\
                        |                  |
                        |                  |
                       \|/   Memo          |
                        |                  |
            --------------------------     |
            |    Primary Equity      |     |    ADVISE DECISION
            | Investment Manager for |     |    (RETURN EMAIL)
            |    relevant market     |     |
            --------------------------     |
                        |                  |
                        |                  |
                       \|/  Decision       |
                        |                  |
            --------------------------     |
            |                        |     |
            |         Vote           |------
            |                        |
            --------------------------


     4.2 As shown by the diagram, a central administrative role is performed by our Settlement Team, located within the Client Administration section. The initial role of the Settlement Team is to receive company notice papers via the range of custodians who hold shares on behalf of our clients, to ascertain which client portfolios hold the stock, and to initiate the decision-making process by distributing the company notice papers to the Primary Investment Manager responsible for the company in question.



     4.3 A voting decision on each company resolution (whether a yes or no vote, or a recommended abstention) is made by the Primary Investment Manager responsible for the company in question. Invesco believes that this approach is preferable to the appointment of a committee with responsibility for handling voting issues across all companies, as it takes advantage of the expertise of individuals whose professional lives are occupied by analysing particular companies and sectors, and who are familiar with the issues facing particular companies through their regular company visits.



     4.4 Moreover, the Primary Equity Manager has overall responsibility for the relevant market and this ensures that similar issues which arise in different companies are handled in a consistent way across the relevant market.



     4.5 The voting decision is then documented and passed back to the Settlement Team, who issue the voting instructions to each custodian in advance of the closing date for receipt of proxies by the company. At the same time, the Settlement Team logs all proxy voting activities for record keeping or client reporting purposes.



     4.6 A key task in administering the overall process is the capture and dissemination of data from companies and custodians within a time frame that makes exercising votes feasible in practice. This applies particularly during the company Annual General Meeting "season", when there are typically a large number of proxy voting issues under consideration simultaneously. Invesco has no control over the former dependency and Invesco's ability to influence a custodian's service levels are limited in the case of individually-managed clients, where the custodian is answerable to the client.



     4.7 The following policy commitments are implicit in these administrative and decision-making processes:



          INTERNAL ADMINISTRATION AND DECISION-MAKING PROCESS



          Invesco will consider all resolutions put forward in the Annual General Meetings or other decision-making forums of all companies in which investments are held on behalf of clients, where it has the authority to exercise voting powers. This consideration will occur in the context of our policy on Key Voting Issues outlined in Section 3.



          The voting decision will be made by the Primary Investment Manager responsible for the market in question.



          A written record will be kept of the voting decision in each case, and in case of an opposing vote, the reason/comment for the decision.



          Voting instructions will be issued to custodians as far as practicable in advance of the deadline for receipt of proxies by the company. Invesco will monitor the efficiency with which custodians implement voting instructions on clients' behalf.



          Invesco's ability to exercise proxy voting authority is dependent on timely receipt of notification from the relevant custodians.

5.   CLIENT REPORTING



     5.1  Invesco will keep records of its proxy voting activities.



     5.2 Upon client request, Invesco will regularly report back to the client on proxy voting activities for investments owned by the client.



     5.2 The following points summarise Invesco's policy commitments on the reporting of proxy voting activities to clients (other than in cases where specific forms of client reporting are specified in the client's mandate):



          CLIENT REPORTING



          Where proxy voting authority is being exercised on a client's behalf, a statistical summary of voting activity will be provided on request as part of the client's regular quarterly report.



          Invesco will provide more detailed information on particular proxy voting issues in response to requests from clients wherever possible.

                     PROXY POLICY APPLIES TO THE FOLLOWING:
                       INVESCO INSTITUTIONAL (N.A.), INC.
                  INVESCO GLOBAL ASSET MANAGEMENT (N.A.), INC.
                     INVESCO SENIOR SECURED MANAGEMENT, INC.


                                 (INVESCO LOGO)


                              PROXY VOTING POLICIES



                                       AND



                                   PROCEDURES



                                                                   April 1, 2006

                                 GENERAL POLICY



INVESCO Institutional (N.A.), Inc. and its wholly-owned subsidiaries, and INVESCO Global Asset Management (N.A.), Inc. (collectively, "INVESCO"), each has responsibility for making investment decisions that are in the best interests of its clients. As part of the investment management services it provides to clients, INVESCO may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.



INVESCO believes that it has a duty to manage clients' assets in the best economic interests of the clients and that the ability to vote proxies is a client asset.



INVESCO reserves the right to amend its proxy policies and procedures from time to time without prior notice to its clients.



                              PROXY VOTING POLICIES



VOTING OF PROXIES



INVESCO will vote client proxies in accordance with the procedures set forth below unless the client for non-ERISA clients retains in writing the right to vote, the named fiduciary (e.g., the plan sponsor) for ERISA clients retains in writing the right to direct the plan trustee or a third party to vote proxies or INVESCO determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith.



BEST ECONOMIC INTERESTS OF CLIENTS



In voting proxies, INVESCO will take into consideration those factors that may affect the value of the security and will vote proxies in a manner in which, in its opinion, is in the best economic interests of clients. INVESCO endeavors to resolve any conflicts of interest exclusively in the best economic interests of clients.



ISS SERVICES



INVESCO has contracted with Institutional Shareholder Services ("ISS"), an independent third party service provider, to vote INVESCO's clients' proxies according to ISS's proxy voting recommendations. In addition, ISS will provide proxy analyses, vote recommendations, vote execution and record-keeping services for clients for which INVESCO has proxy voting responsibility. On an annual basis, INVESCO will review information obtained from ISS to ascertain whether ISS (i) has the capacity and competency to adequately analyze proxy issues, and
(ii) can make such recommendations in an impartial manner and in the best economic interest of INVESCO's clients. This may include a review of ISS' Policies, Procedures and Practices Regarding Potential Conflicts of Interests and obtaining information about the work ISS does for corporate issuers and the payments ISS receives from such issuers.



Custodians forward proxy materials for clients who rely on INVESCO to vote proxies to ISS. ISS is responsible for exercising the voting rights in accordance with the ISS proxy voting guidelines. If INVESCO receives proxy materials in connection with a client's account where the client has, in writing, communicated to INVESCO that the client, plan fiduciary or other third party has reserved the right to vote proxies, INVESCO will forward to the party appointed by client any proxy materials it receives with respect to the account. In order to avoid voting proxies in circumstances where INVESCO, or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has engaged ISS to provide the proxy analyses, vote recommendations and voting of proxies.

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In the event that (i) ISS recuses itself on a proxy voting matter and makes no recommendation or (ii) INVESCO decides to override the ISS vote recommendation, the Proxy Committee will review the issue and direct ISS how to vote the proxies as described below.



PROXY COMMITTEE



The Proxy Committee shall have seven (7) members, which shall include representatives from portfolio management, operations, and legal/compliance or other functional departments as deemed appropriate who are knowledgeable regarding the proxy process. A majority of the members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote. The chair of the Proxy Committee shall be chosen by the Chief Compliance Officer of INVESCO. The Proxy Committee shall keep minutes of its meetings that shall be kept with the proxy voting records of INVESCO. The Proxy Committee will appoint a Proxy Manager to manage the proxy voting process, which includes the voting of proxies and the maintenance of appropriate records.



Proxy Committee meetings shall be called by the Proxy Manager when override submissions are made and in instances when ISS has recused itself from a vote recommendation. In these situations, the Proxy Committee shall meet and determine how proxies are to be voted in the best interests of clients.



The Proxy Committee periodically reviews new types of corporate governance issues, evaluates proposals not addressed by the ISS proxy voting guidelines in instances when ISS has recused itself, and determines how INVESCO should vote. The Committee monitors adherence to these Procedures, industry trends and reviews the ISS proxy voting guidelines.



ISS RECUSAL



When ISS makes no recommendation on a proxy voting issue or is recused due to a conflict of interest, the Proxy Committee will review the issue and, if INVESCO does not have a conflict of interest, direct ISS how to vote the proxies. In such cases where INVESCO has a conflict of interest, INVESCO, in its sole discretion, shall either (a) vote the proxies pursuant to ISS's general proxy voting guidelines, (b) engage an independent third party to provide a vote recommendation, or (c) contact its client(s) for direction as to how to vote the proxies.



OVERRIDE OF ISS RECOMMENDATION



There may be occasions where the INVESCO investment personnel, senior officers or a member of the Proxy Committee seek to override ISS's recommendations if they believe that ISS's recommendations are not in accordance with the best economic interests of clients. In the event that an individual listed above in this section disagrees with an ISS recommendation on a particular voting issue, the individual shall document in writing the reasons that he/she believes that the ISS recommendation is not in accordance with clients' best economic interests and submit such written documentation to the Proxy Manager for consideration by the Proxy Committee. Upon review of the documentation and consultation with the individual and others as the Proxy Committee deems appropriate, the Proxy Committee may make a determination to override the ISS voting recommendation if the Committee determines that it is in the best economic interests of clients and the Committee has addressed conflict of interest issues as discussed below.



PROXY COMMITTEE MEETINGS



When a Proxy Committee Meeting is called, whether because of an ISS recusal or request for override of an ISS recommendation, the Proxy Committee shall review the report of the Chief Compliance Officer as to whether any INVESCO person has reported a conflict of interest.



The Proxy Committee shall review the information provided to it to determine if a real or perceived conflict of interest exists and the minutes of the Proxy Committee shall:



          (1)  describe any real or perceived conflict of interest,

          (2)  discuss any procedure used to address such conflict of interest,



          (3) report any contacts from outside parties (other than routine communications from proxy solicitors), and



          (4) include confirmation that the recommendation as to how the proxies are to be voted is in the best economic interests of clients and was made without regard to any conflict of interest.



Based on the above review and determinations, the Proxy Committee will direct ISS how to vote the proxies.



CERTAIN PROXY VOTES MAY NOT BE CAST



In some cases, INVESCO may determine that it is not in the best economic interests of clients to vote proxies. For example, proxy voting in certain countries outside the United States requires share blocking. Shareholders who wish to vote their proxies must deposit their shares 7 to 21 days before the date of the meeting with a designated depositary. During the blocked period, shares to be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to the Custodian/Sub-Custodian bank. In addition, voting certain international securities may involve unusual costs to clients. In other cases, it may not be possible to vote certain proxies despite good faith efforts to do so, for instance when inadequate notice of the matter is provided. In the instance of loan securities, voting of proxies typically requires termination of the loan, so it is not usually in the best economic interests of clients to vote proxies on loaned securities. INVESCO typically will not, but reserves the right to, vote where share blocking restrictions, unusual costs or other barriers to efficient voting apply. If INVESCO does not vote, it would have made the determination that the cost of voting exceeds the expected benefit to the client. The Proxy Manager shall record the reason for any proxy not being voted, which record shall be kept with the proxy voting records of INVESCO.



PROXY VOTING RECORDS



Clients may obtain information about how INVESCO voted proxies on their behalf by contacting their client services representative. Alternatively, clients may make a written request for proxy voting information to: Proxy Manager, 1360 Peachtree Street, N.E., Atlanta, Georgia 30309.



                              CONFLICTS OF INTEREST



PROCEDURES TO ADDRESS CONFLICTS OF INTEREST AND IMPROPER INFLUENCE



In order to avoid voting proxies in circumstances where INVESCO or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has contracted with ISS to provide proxy analyses, vote recommendations and voting of proxies. Unless noted otherwise by ISS, each vote recommendation provided by ISS to INVESCO includes a representation from ISS that ISS faces no conflict of interest with respect to the vote. In instances where ISS has recused itself and makes no recommendation on a particular matter or if an override submission is requested, the Proxy Committee shall determine how the proxy is to be voted and instruct the Proxy Manager accordingly in which case the conflict of interest provisions discussed below shall apply.



In effecting the policy of voting proxies in the best economic interests of clients, there may be occasions where the voting of such proxies may present a real or perceived conflict of interest between INVESCO, as the investment manager, and clients.



For each director, officer and employee of INVESCO ("INVESCO person"), the interests of INVESCO's clients must come first, ahead of the interest of INVESCO and any person within the INVESCO organization, which includes INVESCO's affiliates.

Accordingly, each INVESCO person must not put "personal benefit," whether tangible or intangible, before the interests of clients of INVESCO or otherwise take advantage of the relationship to INVESCO's clients. "Personal benefit" includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for a client of INVESCO, as appropriate. It is imperative that each of INVESCO's directors, officers and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of INVESCO's clients.



Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may also exist if INVESCO has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. An INVESCO person (excluding members of the Proxy Committee) shall not be considered to have a conflict of interest if the INVESCO person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote. Any individual with actual knowledge of a conflict of interest relating to a particular referral item shall disclose that conflict to the Chief Compliance Officer.



The following are examples of situations where a conflict may exist:



          - Business Relationships - where INVESCO manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;



          - Personal Relationships - where a INVESCO person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships; and



          - Familial Relationships - where an INVESCO person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company).



In the event that INVESCO (or an affiliate) manages assets for a company, its pension plan, or related entity or where any member of the Proxy Committee has a personal conflict of interest, and where clients' funds are invested in that company's shares, the Proxy Committee will not take into consideration this relationship and will vote proxies in that company solely in the best economic interest of its clients.



It is the responsibility of the Proxy Manager and each member of the Proxy Committee to report any real or potential conflict of interest of which such individual has actual knowledge to the Chief Compliance Officer, who shall present any such information to the Proxy Committee. However, once a particular conflict has been reported to the Chief Compliance Officer, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict.



In addition, the Proxy Manager and each member of the Proxy Committee shall certify annually as to their compliance with this policy. In addition, any INVESCO person who submits an ISS override recommendation to the Proxy Committee shall certify as to their compliance with this policy concurrently with the submission of their override recommendation. A form of such certification is attached as Appendix A hereto.



In addition, members of the Proxy Committee must notify INVESCO's Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence made by anyone within INVESCO or by an affiliated company's representatives with regard to how INVESCO should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings to the INVESCO Risk Management Committee. In the event that it is determined that improper influence was made, the Risk Management Committee will determine the appropriate action to take which may include, but is not limited to, (1) notifying the affiliated company's Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and to fully cooperate with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best economic interest of clients.



Furthermore, members of the Proxy Committee must advise INVESCO's Chief Compliance Officer and fellow Committee members of any real or perceived conflicts of interest he or she may have with regard to how proxies are to be voted regarding certain companies (e.g., personal security ownership in a company, or personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships). After reviewing such conflict, upon advice from the Chief Compliance Officer, the Committee may require such Committee member to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how INVESCO should vote such proxy.



                           ISS PROXY VOTING GUIDELINES



A copy of the most recent ISS US Proxy Voting Guidelines Summary can be found on ISS's website at www.issproxy.com. From this website, click on ISS Governance Services tab, next click on "Policy Gateway", next click on "2008 Policy Information", and then click on "Download 2008 U.S. Proxy Voting Guidelines Summary."



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                                                                      APPENDIX A



                        ACKNOWLEDGEMENT AND CERTIFICATION



     I acknowledge that I have read the INVESCO Proxy Voting Policy (a copy of which has been supplied to me, which I will retain for future reference) and agree to comply in all respects with the terms and provisions thereof. I have disclosed or reported all real or potential conflicts of interest to the INVESCO Compliance Officer and will continue to do so as matters arise. I have complied with all provisions of this Policy.



                                        ________________________________________
                                                       Print Name


_____________________________________   ----------------------------------------
                 Date                                  Signature



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


                     PROXY POLICY APPLIES TO THE FOLLOWING:
                   INVESCO TRIMARK INVESTMENT MANAGEMENT INC.



                                  PROXY VOTING



Policy Number: B-6   Effective Date: May 1, 2001   Revision Date:  November 6, 2006



PURPOSE AND BACKGROUND



In its trusteeship and management of mutual funds, AIM Trimark acts as fiduciary to the unitholders and must act in their best interests.



APPLICATION



AIM Trimark will make every effort to exercise all voting rights with respect to securities held in the mutual funds that it manages in Canada or to which it provides sub-advisory services, including a Fund registered under and governed by the US Investment Company Act of 1940, as amended (the "US Funds") (collectively, the "Funds"). Proxies for the funds distributed by AIM Trimark Investments and managed by an affiliate or a third party (a "Sub-Advisor") will be voted in accordance with the Sub-Advisor's policy, unless the sub-advisory agreement provides otherwise.



The portfolio managers have responsibility for exercising all proxy votes and in doing so, for acting in the best interest of the Fund. Portfolio managers must vote proxies in accordance with the Guidelines, as amended from time to time, a copy of which is attached to this policy.



When a proxy is voted against management's recommendation, the portfolio manager will provide to the CIO the reasons in writing for any vote in opposition to management's recommendation.



AIM Trimark may delegate to a third party the responsibility to vote proxies on behalf of all or certain Funds, in accordance with the Guidelines.



RECORDS MANAGEMENT



The Investment Department will endeavour to ensure that all proxies and notices are received from all issuers on a timely basis, and will maintain for all Funds



               -    A record of all proxies received;



               -    a record of votes cast;



               - a copy of the reasons for voting against management; and for the US Funds



               -    the documents mentioned above; and



               - a copy of any document created by AIM Trimark that was material to making a decision how to vote proxies on behalf of a US Fund and that memorializes the basis of that decision.



AIM Trimark has a dedicated Central Proxy Administrator who manages all proxy voting materials. Proxy voting circulars for all companies are received electronically through an external service provider. Circulars for North American companies and ADRs are generally also received in paper format.



Once a circular is received, the Administrator verifies that all shares and Funds affected are correctly listed. The Administrator then gives a copy of the proxy summary to each affected portfolio manager and maintains a tracking list to ensure that all proxies are voted within the prescribed deadlines.

Once voting information has been received from the portfolio managers, voting instructions are sent electronically to the service provider who then forwards the instructions to the appropriate proxy voting agent or transfer agent. The external service provider retains on behalf of AIM Trimark a record of the votes cast and agrees to provide AIM Trimark with a copy of proxy records promptly upon request. The service provider must make all documents available to AIM Trimark for a period of 6 years.



In the event that AIM Trimark ceases to use an external service provider, all documents would be maintained and preserved in an easily accessible place i) for a period of 2 years where AIM Trimark carries on business in Canada and ii) for a period of 3 years thereafter at the same location or at any other location.



REPORTING



The CIO will report on proxy voting to the Fund Boards on an annual basis with respect to all funds managed in Canada or distributed by AIM Trimark Investments and managed by a Sub-Advisor. The CIO will report on proxy voting to the Board of Directors of the US Funds as required from time to time.



In accordance with NI 81-106, proxy voting records for all Canadian mutual funds for years ending June 30th are posted on AIM Trimark's websites. The AIM Trimark Compliance department will review the proxy voting records held by AIM Trimark on an annual basis.

                             AIM TRIMARK INVESTMENTS



                    PROXY VOTING GUIDELINES (APRIL 17, 2006)



PURPOSE



The purpose of this document is to describe AIM Trimark's general guidelines for voting proxies received from companies held in AIM Trimark's Toronto-based funds. Proxy voting for the funds managed on behalf of AIM Trimark on a sub-advised basis (i.e. by other AMVESCAP business units or on a third party basis) are subject to the proxy voting policies & procedures of those other entities. As part of its regular due diligence, AIM Trimark will review the proxy voting policies & procedures of any new sub-advisors to ensure that they are appropriate in the circumstances.



INTRODUCTION



AIM Trimark has the fiduciary obligation to ensure that the long-term economic best interest of unitholders is the key consideration when voting proxies of portfolio companies.



As a general rule, AIM Trimark shall vote against any actions that would:



               -    reduce the rights or options of shareholders,



               - reduce shareholder influence over the board of directors and management,



               - reduce the alignment of interests between management and shareholders, or



               -    reduce the value of shareholders' investments.



At the same time, since AIM Trimark's Toronto-based portfolio managers follow an investment discipline that includes investing in companies that are believed to have strong management teams, the portfolio managers will generally support the management of companies in which they invest, and will accord proper weight to the positions of a company's board of directors. Therefore, in most circumstances, votes will be cast in accordance with the recommendations of the company's board of directors.



While AIM Trimark's proxy voting guidelines are stated below, the portfolio managers will take into consideration all relevant facts and circumstances (including country specific considerations), and retain the right to vote proxies as deemed appropriate.



These guidelines may be amended from time to time.



CONFLICTS OF INTEREST



When voting proxies, AIM Trimark's portfolio managers assess whether there are material conflicts of interest between AIM Trimark's interests and those of unitholders. A potential conflict of interest situation may include where AIM Trimark or an affiliate manages assets for, provides other financial services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote in favour of management of the company may harm AIM Trimark's relationship with the company. In all situations, the portfolio managers will not take AIM Trimark's relationship with the company into account, and will vote the proxies in the best interest of the unitholders. To the extent that a portfolio manager has any conflict of interest with respect to a company or an issue presented, that portfolio manager should abstain from voting on that company or issue. Portfolio managers are required to report to the Chief Investment Officer any such conflicts of interest and/or attempts by outside parties to improperly influence the voting process.

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BOARDS OF DIRECTORS



We believe that a board that has at least a majority of independent directors is integral to good corporate governance. Unless there are restrictions specific to a company's home jurisdiction, key board committees, including audit and compensation committees, should be completely independent.



VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS



Votes in an uncontested election of directors are evaluated on a CASE-BY-CASE basis, considering factors that may include:



               -    Long-term company performance relative to a market index,



               -    Composition of the board and key board committees,



               -    Nominee's attendance at board meetings,



               - Nominee's time commitments as a result of serving on other company boards,



               -    Nominee's investments in the company,



               -    Whether the chairman is also serving as CEO, and



               -    Whether a retired CEO sits on the board.



VOTING ON DIRECTOR NOMINEES IN CONTESTED ELECTIONS



Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis, considering factors that may include:



               - Long-term financial performance of the target company relative to its industry,



               -    Management's track record,



               -    Background to the proxy contest,



               -    Qualifications of director nominees (both slates),



               - Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and



               -    Stock ownership positions.



MAJORITY THRESHOLD VOTING FOR DIRECTOR ELECTIONS



We will generally vote FOR proposals that require directors to be elected with an affirmative majority of votes cast unless the relevant portfolio manager believes that the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate and timely response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.



REIMBURSEMENT OF PROXY SOLICITATION EXPENSES



Decisions to provide reimbursement for dissidents waging a proxy contest are made on a CASE-BY-CASE basis.



SEPARATING CHAIRMAN AND CEO



Shareholder proposals to separate the chairman and CEO positions should be evaluated on a CASE-BY-CASE basis.

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While we generally support these proposals, some companies have governance structures in place that can satisfactorily counterbalance a combined position. Voting decisions will take into account factors such as:



               - Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties;



               -    Majority of independent directors;



               -    All-independent key committees;



               - Committee chairpersons nominated by the independent directors;



               - CEO performance is reviewed annually by a committee of outside directors; and



               -    Established governance guidelines.



MAJORITY OF INDEPENDENT DIRECTORS



While we generally support shareholder proposals asking that a majority of directors be independent, each proposal should be evaluated on a CASE-BY-CASE basis.



We generally vote FOR shareholder proposals that request that the board's audit, compensation, and/or nominating committees be composed exclusively of independent directors.



STOCK OWNERSHIP REQUIREMENTS



We believe that individual directors should be appropriately compensated and motivated to act in the best interests of shareholders. Share ownership by directors better aligns their interests with those of other shareholders. Therefore, we believe that meaningful share ownership by directors is in the best interest of the company.



We generally vote FOR proposals that require a certain percentage of a director's compensation to be in the form of common stock.



SIZE OF BOARDS OF DIRECTORS



We believe that the number of directors is important to ensuring the board's effectiveness in maximizing long-term shareholder value. The board must be large enough to allow it to adequately discharge its responsibilities, without being so large that it becomes cumbersome.



While we will prefer a board of no fewer than 5 and no more than16 members, each situation will be considered on a CASE-BY-CASE basis taking into consideration the specific company circumstances.



CLASSIFIED OR STAGGERED BOARDS



In a classified or staggered board, directors are typically elected in two or more "classes", serving terms greater than one year.



We prefer the annual election of all directors and will generally NOT SUPPORT proposals that provide for staggered terms for board members. We recognize that there may be jurisdictions where staggered terms for board members is common practice and, in such situations, we will review the proposals on a CASE-BY-CASE basis.



DIRECTOR INDEMNIFICATION AND LIABILITY PROTECTION



We recognize that many individuals may be reluctant to serve as corporate directors if they were to be personally liable for all lawsuits and legal costs. As a result, limitations on directors' liability can benefit the corporation and its shareholders by helping to attract and retain qualified directors while providing recourse to shareholders on areas of misconduct by directors.

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We generally vote FOR proposals that limit directors' liability and provide indemnification as long as the arrangements are limited to the director acting honestly and in good faith with a view to the best interests of the corporation and, in criminal matters, are limited to the director having reasonable grounds for believing the conduct was lawful.



AUDITORS



A strong audit process is a requirement for good corporate governance. A significant aspect of the audit process is a strong relationship with a knowledgeable and independent set of auditors.



RATIFICATION OF AUDITORS



We believe a company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence.



We generally vote FOR the reappointment of the company's auditors unless:



               - It is not clear that the auditors will be able to fulfill their function;



               - There is reason to believe the auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or



               - The auditors have a significant professional or personal relationship with the issuer that compromises their independence.



DISCLOSURE OF AUDIT VS. NON-AUDIT FEES



Understanding the fees earned by the auditors is important for assessing auditor independence. Our support for the re-appointment of the auditors will take into consideration whether the management information circular contains adequate disclosure about the amount and nature of audit vs. non-audit fees.



There may be certain jurisdictions that do not currently require disclosure of audit vs. non-audit fees. In these circumstances, we will generally SUPPORT proposals that call for this disclosure.



COMPENSATION PROGRAMS



Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider each compensation plan in its entirety (including all incentives, awards and other compensation) to determine if the plan provides the right incentives to managers and directors and is reasonable on the whole.



While we generally encourage companies to provide more transparent disclosure related to their compensation programs, the following are specific guidelines dealing with some of the more common features of these programs (features not specifically itemized below will be considered on a CASE-BY-CASE basis taking into consideration the general principles described above):



CASH COMPENSATION AND SEVERANCE PACKAGES



We will generally SUPPORT the board's discretion to determine and grant appropriate cash compensation and severance packages.



EQUITY BASED PLANS - DILUTION



We will generally vote AGAINST equity-based plans where the total dilution (including all equity-based plans) is excessive.

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EMPLOYEE STOCK PURCHASE PLANS



We will generally vote FOR the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value. It is recognized that country specific circumstances may exist (e.g. tax issues) that require proposals to be reviewed on a CASE-BY-CASE basis.



LOANS TO EMPLOYEES



We will vote AGAINST the corporation making loans to employees to allow employees to pay for stock or stock options. It is recognized that country specific circumstances may exist that require proposals to be reviewed on a CASE-BY-CASE basis.



STOCK OPTION PLANS - BOARD DISCRETION



We will vote AGAINST stock option plans that give the board broad discretion in setting the terms and conditions of the programs. Such programs should be submitted with detail and be reasonable in the circumstances regarding their cost, scope, frequency and schedule for exercising the options.



STOCK OPTION PLANS - INAPPROPRIATE FEATURES



We will generally vote AGAINST plans that have any of the following structural features:



               - ability to re-price "underwater" options without shareholder approval,



               - ability to issue options with an exercise price below the stock's current market price,



               -    ability to issue "reload" options, or



               -    automatic share replenishment ("evergreen") features.



STOCK OPTION PLANS - DIRECTOR ELIGIBILITY



While we prefer stock ownership by directors, we will SUPPORT stock option plans for directors as long as the terms and conditions of director options are clearly defined and are reasonable.



STOCK OPTION PLANS - REPRICING



We will vote FOR proposals to re-price options if there is a value-for-value (rather than a share-for-share) exchange.



STOCK OPTION PLANS - VESTING



We will vote AGAINST stock option plans that are 100% vested when granted.



STOCK OPTION PLANS - AUTHORIZED ALLOCATIONS



We will generally vote AGAINST stock option plans that authorize allocation of 25% or more of the available options to any one individual.



STOCK OPTION PLANS - CHANGE IN CONTROL PROVISIONS



We will vote AGAINST stock option plans with change in control provisions that allow option holders to receive more for their options than shareholders would receive for their shares.



CORPORATE MATTERS



We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers & acquisitions on a CASE-BY-CASE basis, taking into consideration the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.

COMMON STOCK AUTHORIZATION



We will review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis.



DUAL CLASS SHARE STRUCTURES



Dual class share structures involve a second class of common stock with either superior or inferior voting rights to those of another class of stock.



We will generally vote AGAINST proposals to create or extend dual class share structures where certain stockholders have superior or inferior voting rights to another class of stock.



STOCK SPLITS



We will vote FOR proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.



REVERSE STOCK SPLITS



We will vote FOR management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.



SHARE REPURCHASE PROGRAMS



We will vote AGAINST proposals to institute open-market share repurchase plans if all shareholders do not participate on an equal basis.



REINCORPORATION



Reincorporation involves re-establishing the company in a different legal jurisdiction.



We will generally vote FOR proposals to reincorporate the company provided that the board and management have demonstrated sound financial or business reasons for the move. Proposals to reincorporate will NOT BE SUPPORTED if solely as part of an anti-takeover defense or as a way to limit directors' liability.



MERGERS & ACQUISITIONS



We will vote FOR merger & acquisition proposals that the relevant portfolio managers believe, based on their review of the materials:



               -    will result in financial and operating benefits,



               -    have a fair offer price,



               -    have favourable prospects for the combined companies, and



               - will not have a negative impact on corporate governance or shareholder rights.



SOCIAL RESPONSIBILITY



We recognize that to effectively manage a corporation, directors and management must consider not only the interests of shareholders, but the interests of employees, customers, suppliers, and creditors, among others.



We believe that companies and their boards must give careful consideration to social responsibility issues in order to enhance long-term shareholder value.



We SUPPORT efforts by companies to develop policies and practices that consider social responsibility issues related to their businesses.

SHAREHOLDER PROPOSALS



Shareholder proposals can be extremely complex, and the impact on the interests of all stakeholders can rarely be anticipated with a high degree of confidence. As a result, shareholder proposals will be reviewed on a CASE-BY-CASE basis with consideration of factors such as:



               - the proposal's impact on the company's short-term and long-term share value,



               -    its effect on the company's reputation,



               -    the economic effect of the proposal,



               -    industry and regional norms applicable to the company,



               -    the company's overall corporate governance provisions, and



               -    the reasonableness of the request.



We will generally SUPPORT shareholder proposals that require additional disclosure regarding corporate responsibility issues where the relevant portfolio manager believes:



               - the company has failed to adequately address these issues with shareholders,



               - there is information to suggest that a company follows procedures that are not in compliance with applicable regulations, or



               - the company fails to provide a level of disclosure that is comparable to industry peers or generally accepted standards.



We will generally NOT SUPPORT shareholder proposals that place arbitrary or artificial constraints on the board, management or the company.



ORDINARY BUSINESS PRACTICES



We will generally SUPPORT the board's discretion regarding shareholder proposals that involve ordinary business practices.



PROTECTION OF SHAREHOLDER RIGHTS



We will generally vote FOR shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.



BARRIERS TO SHAREHOLDER ACTION



We will generally vote FOR proposals to lower barriers to shareholder action.



SHAREHOLDER RIGHTS PLANS



We will generally vote FOR proposals to subject shareholder rights plans to a shareholder vote.



OTHER



We will vote AGAINST any proposal where the proxy materials lack sufficient information upon which to base an informed decision.



We will vote AGAINST any proposals to authorize the company to conduct any other business that is not described in the proxy statement (including the authority to approve any further amendments to an otherwise approved resolution).

                                   APPENDIX F

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


          To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Trust's equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.



          A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.



          All information listed below is as of April 2, 2008.



AIM BASIC VALUE FUND



                                         CLASS A     CLASS B     CLASS C     CLASS R    INSTITUTIONAL
                                         SHARES      SHARES      SHARES      SHARES     CLASS SHARES
                                       ----------  ----------  ----------  ----------  -------------
                                       PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE   PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF    OWNED OF    OWNED OF    OWNED OF     OWNED OF
PRINCIPAL HOLDER                         RECORD      RECORD      RECORD      RECORD       RECORD
-------------------------------------  ----------  ----------  ----------  ----------  -------------
Citigroup Global Markets                    --          --        5.11%         --            --
House Account
Attn: Cindy Tempesta
333 West 34th St., 7th Floor
New York, NY 10001-2402

FIIOC Agent                                 --          --          --          --         16.90%
Employee Benefit Plans
100 Magellan Way KW1C
Covington, KY 41015-1987

First Command Bank Trust                    --          --          --          --         67.27%
FBO First Command SIP
Attn: Trust Department
P.O. Box 901075
Fort Worth, TX 76101-2075

GPC Securities Inc.                         --          --          --          --          6.33%
As Agent for Merrill Lynch
BK&T Co. FSB
TTEE FBO AMVESCAP 401(k) Plan
P. O. Box 105117
Atlanta, GA 30348-5117

Merrill Lynch Pierce Fenner & Smith       6.57%       5.72%      15.99%         --            --
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr East, 2nd Floor
Jacksonville, FL 32246-6484

                                         CLASS A     CLASS B     CLASS C     CLASS R   INSTITUTIONAL
                                         SHARES      SHARES      SHARES      SHARES    CLASS SHARES
                                       ----------  ----------  ----------  ----------  -------------
                                       PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE   PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF    OWNED OF    OWNED OF    OWNED OF     OWNED OF
PRINCIPAL HOLDER                         RECORD      RECORD      RECORD      RECORD       RECORD
-------------------------------------  ----------  ----------  ----------  ----------  -------------
Pershing LLC                              6.35%      13.03%       7.92%         --            --
1 Pershing Plz
Jersey City, NJ 07399-0001

Relistar Insurance Co of New York           --          --          --       21.64%           --
One Orange Way B3N
Windsor, CT 06095

Relistar Insurance Co                       --          --          --       13.08%           --
of New York
One Orange Way B3N
Windsor, CT 06095

State Street Bank & Trust                   --          --          --        6.85%           --
Co Cust
For Various Symetra Retirement Plans
801 Pennsylvania Ave.
Kansas City, MO 64105-1307



AIM CONSERVATIVE ALLOCATION FUND



                                         CLASS A     CLASS B     CLASS C     CLASS R   INSTITUTIONAL
                                         SHARES      SHARES      SHARES      SHARES    CLASS SHARES
                                       ----------  ----------  ----------  ----------  -------------
                                       PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE    PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF    OWNED OF    OWNED OF    OWNED OF      OWNED OF
PRINCIPAL HOLDER                         RECORD      RECORD      RECORD      RECORD        RECORD
-------------------------------------  ----------  ----------  ----------  ----------  -------------
A I M Advisors, Inc.(1)                     --          --          --          --         17.75%
Attn: Corporate Controller
1360 Peachtree St NE
Atlanta, GA 30309-3283

AIM Omnibus Acct for 529 Plan            25.49%         --          --          --            --
College Now Portfolio
Attn: Jay Harvey
11 E. Greenway Plz, 9th Fl
Houston, TX 77046-1100

First Clearing LLC                          --          --          --          --         82.25%
Carl E. Sizemore IRA
FCC As Custodian
307 Price Rd.
Mineral Wells, WV 26150-3083



(1)  Owned of record and beneficially

                                         CLASS A     CLASS B     CLASS C     CLASS R   INSTITUTIONAL
                                         SHARES      SHARES      SHARES      SHARES    CLASS SHARES
                                       ----------  ----------  ----------  ----------  -------------
                                       PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE    PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF    OWNED OF    OWNED OF    OWNED OF      OWNED OF
PRINCIPAL HOLDER                         RECORD      RECORD      RECORD      RECORD        RECORD
-------------------------------------  ----------  ----------  ----------  ----------  -------------
GPC Securities Inc. As Agent for            --          --          --       16.34%           --
Frost National Bank TTEE FBO
Super S Foods Employees'
PSRP Plan & Trust
P.O. Box 105117
Atlanta, GA 30348-5117

Merrill Lynch Pierce Fenner & Smith         --        7.16%       9.81%         --            --
FBO the Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East
Jacksonville, FL 32246-6484

MG Trust Company Cust FBO                   --          --          --        5.32%           --
Tinny Corporation Retirement PLN
700 17th St. Ste. 300
Denver, CO 80202-3531

Oppenheimer & Co Inc Cust FBO               --          --          --        7.74%           --
Charles N Kostelnik IRA R/O
8274 Mills St
Taylor, MI 48180-2015

Oppenheimer & Co. Inc.                      --          --          --        8.21%           --
FBO Oliver J. Laszlo IRA
18370 Outer Dr
Dearborn, MI 48128-1353

Pershing LLC                              6.03%      11.78%       6.72%         --            --
1 Pershing Plz
Jersey City, NJ 07399-0001

AIM GLOBAL EQUITY FUND



                                         CLASS A     CLASS B     CLASS C     CLASS R   INSTITUTIONAL
                                         SHARES      SHARES      SHARES      SHARES    CLASS SHARES
                                       ----------  ----------  ----------  ----------  -------------
                                       PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE   PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF    OWNED OF    OWNED OF    OWNED OF     OWNED OF
PRINCIPAL HOLDER                         RECORD      RECORD      RECORD      RECORD       RECORD
-------------------------------------  ----------  ----------  ----------  ----------  -------------
Charles Schwab & Co Inc                   6.43%         --          --          --            --
Reinvestment Account
101 Montgomery St
San Francisco, CA 94104-4151

Citigroup Global Market                     --        7.47%       7.84%         --            --
House Account
Attn: Cindy Tempesta
333 West 34th St., 7th Fl
New York, NY 10001-2402

First Command Bank Trust                    --          --          --          --         72.39%
FBO First Command SIP
Attn: Trust Department
P. O. Box 901075
Fort Worth, TX 76101-2075

Merrill Lynch Pierce Fenner & Smith       5.31%         --       11.67%         --         17.77%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr East, 2nd Floor
Jacksonville, FL 32246

MG Trustco Cust FBO                         --          --          --        6.17%           --
Marshall & Sons 401K Pl
700 17th St., Ste. 300
Denver, CO 80202-3531

MG Trustco TTEE TTEE                        --          --          --        5.03%           --
Frontier Trustco
LH Gault & Son Inc. Retirement Sav.
P.O. Box 10699
Fargo, ND 58106-0699

MG Trustco TTEE                             --          --          --       19.02%           --
Glander Electric Co. Inc. 401k
700 17th St. Suite 300
Denver, CO 80202-3531

MG Trustco TTEE                             --          --          --       13.41%           --
International Services & Advisors I
700 17th St. Suite 300
Denver, CO 80202-3531

                                         CLASS A     CLASS B     CLASS C     CLASS R   INSTITUTIONAL
                                         SHARES      SHARES      SHARES      SHARES    CLASS SHARES
                                       ----------  ----------  ----------  ----------  -------------
                                       PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE    PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF    OWNED OF    OWNED OF    OWNED OF      OWNED OF
PRINCIPAL HOLDER                         RECORD      RECORD      RECORD      RECORD        RECORD
-------------------------------------  ----------  ----------  ----------  ----------  -------------
Morgan Stanley DW                           --          --        6.60%         --           --
Attn: Mutual Fund Operations
3 Harborside Pl Fl 6
Jersey City, NJ 07311-3907

Pershing LLC
1 Pershing Plz                            7.48%       9.57%       7.51%         --           --
Jersey City, NJ 07399-0001

State Street Bank & Trust Co                --          --          --       22.22%          --
FBO ADP/MSDW Alliance
105 Rosemont Rd.
Westwood, MA 02090-2318



AIM GROWTH ALLOCATION FUND



                                         CLASS A     CLASS B     CLASS C     CLASS R   INSTITUTIONAL
                                         SHARES      SHARES      SHARES      SHARES    CLASS SHARES
                                       ----------  ----------  ----------  ----------  -------------
                                       PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE    PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF    OWNED OF    OWNED OF    OWNED OF      OWNED OF
PRINCIPAL HOLDER                         RECORD      RECORD      RECORD      RECORD        RECORD
-------------------------------------  ----------  ----------  ----------  ----------  -------------
A I M Advisors, Inc.(1)                     --          --          --         --          10.43%
Attn: Corporate Controller
1360 Peachtree St. NE
Atlanta, GA 30309-3283

AIM Omnibus Acct. for 529 Plan           16.59%         --          --         --             --
Growth Allocation 529 Portfolio
Attn: Jay Harvey
11 E. Greenway Plz, 9th Floor
Houston, TX 77046-1100

AIM Omnibus Acct. for 529 Plan           12.48%         --          --         --             --
13+ Years to College Portfolio
Attn: Jay Harvey
11 E. Greenway Plz, 9th Floor
Houston, TX 77046-1100

Marshall & Ilsley Trustco N A FBO           --          --          --         --          87.59%
WCPHD 401K Girard
11270 W. Park Pl, Ste 400
Milwaukee, WI 53224-3638



(1)  Owned of record and beneficially

                                         CLASS A     CLASS B     CLASS C     CLASS R   INSTITUTIONAL
                                         SHARES      SHARES      SHARES      SHARES    CLASS SHARES
                                       ----------  ----------  ----------  ----------  -------------
                                       PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE    PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF    OWNED OF    OWNED OF    OWNED OF      OWNED OF
PRINCIPAL HOLDER                         RECORD      RECORD      RECORD      RECORD        RECORD
-------------------------------------  ----------  ----------  ----------  ----------  -------------
Merrill Lynch Pierce Fenner & Smith        --           --        7.04%        --            --
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr East 2nd Floor
Jacksonville, FL 32246-6484

Pershing LLC                               --         7.97%      10.62%        --            --
1 Pershing Plz
Jersey City, NJ 07399-0001



AIM INCOME ALLOCATION FUND



                                         CLASS A     CLASS B     CLASS C     CLASS R   INSTITUTIONAL
                                         SHARES      SHARES      SHARES      SHARES    CLASS SHARES
                                       ----------  ----------  ----------  ----------  -------------
                                       PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE    PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF    OWNED OF    OWNED OF    OWNED OF      OWNED OF
PRINCIPAL HOLDER                         RECORD      RECORD      RECORD      RECORD        RECORD
-------------------------------------  ----------  ----------  ----------  ----------  -------------
A I M Advisors, Inc.(1)                     --          --          --          --        100.00%
Attn: Corporate Controller
1360 Peachtree St. NE
Atlanta, GA 30309-3283

Charles Schwab & Co. Inc.                20.60%         --          --          --            --
Reinvestment Account
101 Montgomery St.
San Francisco, CA 94104-4151

Designed Environments Inc.                  --          --          --        8.28%           --
Barbara Ellingboe
3524 105th St. NE
Kandiyohi, MN 56251-9756

Gregg C. Mazonas DDS PC 401(k) Plan         --          --          --       24.18%           --
Gregg C. Mazonas Trustee
2159 Intelliplex Dr Ste 114
Shelbyville, IN 46176-8548

Jordon Products Inc                         --          --          --       18.63%           --
401(K) Plan
Paul Jordon Trustee
430 Whitney Rd
Penfield, NY 14526-2326



(1)  Owned of record and beneficially

                                         CLASS A     CLASS B     CLASS C     CLASS R   INSTITUTIONAL
                                         SHARES      SHARES      SHARES      SHARES    CLASS SHARES
                                       ----------  ----------  ----------  ----------  -------------
                                       PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE    PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF    OWNED OF    OWNED OF    OWNED OF      OWNED OF
PRINCIPAL HOLDER                         RECORD      RECORD      RECORD      RECORD        RECORD
-------------------------------------  ----------  ----------  ----------  ----------  -------------
Merrill Lynch Pierce Fenner & Smith         --        5.81%       6.99%         --           --
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Fl.
Jacksonville, FL 32246-6484

MG Trustco Cust FBO                         --          --          --        5.88%          --
Jeffrey M Bogan Insurance Agency IN
700 17th St. Suite 300
Denver, CO 80202-3531

NFS LLC FBO                                 --          --          --        5.94%          --
NFS/FMTC IRA
FBO Rosanna Cappiello
78 Chapel Hill Rd.
North Haven, CT 06473-2811

Pershing LLC                             18.44%      14.27%      26.83%         --           --
1 Pershing Plz
Jersey City, NJ 07399-0001

Radelowgittins RPMC                         --          --          --        5.44%          --
401(K) Plan
Dale Pettit Trustee
1775 Hancock St. Ste. 160
San Diego, CA 92110-2039

AIM INDEPENDENCE NOW FUND



                                         CLASS A     CLASS B     CLASS C     CLASS R   INSTITUTIONAL
                                         SHARES      SHARES      SHARES      SHARES    CLASS SHARES
                                       ----------  ----------  ----------  ----------  -------------
                                       PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE    PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF    OWNED OF    OWNED OF    OWNED OF      OWNED OF
PRINCIPAL HOLDER                         RECORD      RECORD      RECORD      RECORD        RECORD
-------------------------------------  ----------  ----------  ----------  ----------  -------------
A I M Advisors, Inc.(1)                     --       14.48%      68.18%      92.61%       100.00%
Attn: Corporate Controller
1360 Peachtree St. NE
Atlanta, GA 30309-3283

American Enterprise Investment Svsc.        --          --        5.89%         --            --
P.O. Box 9446
Minneapolis, MN 55474-0001

Barbara Grantham & Charles W              8.41%         --          --          --            --
Grantham JTWROS
1742 NW 7th St.
Grand Prarrie, TX 75050-2344

Big Fish Talent Agency Inc.                 --          --       25.49%         --            --
Elynne D Builder
312 W. 1st Avenue
Denver, CO 80223-1510

INTC                                        --        6.26%         --          --            --
Miller's Carpets
Sally A Garavaglia
615 Lakeview Dr.
Logansport, IN 46947-2202

INTC Cust IRA                             6.54%         --          --          --            --
Ronald O Harding
2008 Berry Roberts Dr.
Sun City Ctr., FL 33573-6104

NFS LLC FBO                              11.81%         --          --          --            --
NFS/FMTC IRA
FBO Dennis Dugan
23 Kenton Ave.
Marlton, NJ 08053-2534



(1)  Owned of record and beneficially

                                         CLASS A     CLASS B     CLASS C     CLASS R   INSTITUTIONAL
                                         SHARES      SHARES      SHARES      SHARES    CLASS SHARES
                                       ----------  ----------  ----------  ----------  -------------
                                       PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE    PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF    OWNED OF    OWNED OF    OWNED OF      OWNED OF
PRINCIPAL HOLDER                         RECORD      RECORD      RECORD      RECORD        RECORD
-------------------------------------  ----------  ----------  ----------  ----------  -------------
NFS LLC FBO                               7.94%         --         --          --            --
Prudential Bank & Trust
FSB IRA R/O
FBO Jonnie Faye Williams
7858 E. Independence Street
Tulsa, OK 74115-6918

Pershing LLC                             12.32%         --         --          --            --
1 Pershing Plz
Jersey City, New Jersey 07399-0001

Raymond James & Assoc. Inc. CSDN            --       38.84%        --          --            --
FBO David P Darsney IRA R/O
58 Prescott St Unit 10
Lowell, MA 01852-1936

Raymond James & Assoc. Inc.                 --        5.64%        --          --            --
FBO Phyllis Barenboim TTEE
Phyllis Barenboim Rev Trust
4600 S Ocean Blvd. Apt 302
Boca Raton, FL 33487-5389

Wells Fargo Investments LLC                 --        8.82%        --          --            --
608 Second Avenue South
8th Floor
Minneapolis, MN 55402-1927

AIM INDEPENDENCE 2010 FUND



                                         CLASS A     CLASS B     CLASS C     CLASS R   INSTITUTIONAL
                                         SHARES      SHARES      SHARES      SHARES    CLASS SHARES
                                       ----------  ----------  ----------  ----------  -------------
                                       PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE   PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF    OWNED OF    OWNED OF    OWNED OF     OWNED OF
PRINCIPAL HOLDER                         RECORD      RECORD      RECORD      RECORD       RECORD
-------------------------------------  ----------  ----------  ----------  ----------  -------------
A I M Advisors, Inc.(1)                      --       10.50%       7.06%      14.46%       100.00%
Attn: Corporate Controller
1360 Peachtree St. NE
Atlanta, GA 30309-3283

American Enterprise                          --        7.73%         --          --            --
Investments SVCS
P.O. Box 9446
Minneapolis, MN 55474-0001

Arendal Inc.                                 --          --          --       10.08%           --
401(K) Plan
James F. Olsen Trustee
1043 S Van Buren St
Green Bay, WI 54301-3239

CBSL Inc.                                    --          --       18.93%         --            --
Eugene H. Rembowski
12910 Careywood
Sugarland, TX 77478-2538

CBSL Inc.                                    --          --        8.02%         --            --
Yvette R. Rembowski
12910 Careywood
Sugarland, TX 77478-2538

INTC Cust SEP IRA                            --        7.61%         --          --            --
Arkady Romm LLC FBO
Arkady Romm
17 Charles Ln.
Cherry Hill, NJ 08003-1415

INTC                                         --        5.94%         --          --            --
GPI Corporation
MaryAnn P Schmidt
7206 Wall St
Schofield, WI 54476-4828



(1)  Owned of record and beneficially

                                         CLASS A     CLASS B     CLASS C     CLASS R   INSTITUTIONAL
                                         SHARES      SHARES      SHARES      SHARES    CLASS SHARES
                                       ----------  ----------  ----------  ----------  -------------
                                       PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE   PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF    OWNED OF    OWNED OF    OWNED OF     OWNED OF
PRINCIPAL HOLDER                         RECORD      RECORD      RECORD      RECORD       RECORD
-------------------------------------  ----------  ----------  ----------  ----------  -------------
MG Trusctco TTEE                             --          --          --       64.85%           --
R A Hair EM 401K Pl
700 17th Street Suite 300
Denver, CO 80202-3531

MG Trust Company Cust 401K                   --          --          --        7.44%           --
Robert E Fisher Sr Inc.
401K P TTEE
FBO MG Trustco Cust FBO
700 17th Street Suite 300
Denver, CO 80202-3531

NFS LLC FBO                               12.30%         --          --          --            --
John Linscott
Jane Linscott
7 Windwar Passage
North Yarmouth, ME 04097-6963

NFS LLC FEBO                                 --        5.68%         --          --            --
NFS/FMTC Rollover IRA
FBO Florence C Sura
9240 S 86th Ct.
Hickory Hills, IL 60457-1706

NFS LLC FBO                                5.99%         --          --          --            --
Prudential Bank & Trust
FSB IRA R/O
FBO Mary E. Hansen
702 E. 3rd St.
Metropolis, IL 62960-2254

Pershing LLC                               6.68%       5.92%      34.53%         --            --
1 Pershing Plz
Jersey City, New Jersey 07399-0001

Raymond James & Assoc Inc. CSDN              --        9.77%         --          --            --
FBO Cheryl Bosse Watson IRA
456 N. Broadway
Haverhill, MA 01832-1220

UBS Financial Services Inc. FBO              --        6.96%         --          --            --
UBS-FINSVC Cust FBO
Stephen E. Foy
P.O.Box 3321
1000 Harbor Blvd.
Weehawken, NJ 07086-8154

                                         CLASS A     CLASS B     CLASS C     CLASS R   INSTITUTIONAL
                                         SHARES      SHARES      SHARES      SHARES    CLASS SHARES
                                       ----------  ----------  ----------  ----------  -------------
                                       PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE   PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF    OWNED OF    OWNED OF    OWNED OF     OWNED OF
PRINCIPAL HOLDER                         RECORD      RECORD      RECORD      RECORD       RECORD
-------------------------------------  ----------  ----------  ----------  ----------  -------------
UMB Bank NA Cust FBO                         --        6.07%         --          --            --
Greencastle-Antrim SD 403B
FBO Thomas M. Dracz
8867 Larry Dr.
Greencastle, PA 17225-9714

Wells Fargo Investments LLC                  --          --        6.79%         --            --
625 Marquette Ave. S 13th Floor
Minneapolis, MN 55402-2308



AIM INDEPENDENCE 2020 FUND



                                         CLASS A     CLASS B     CLASS C     CLASS R   INSTITUTIONAL
                                         SHARES      SHARES      SHARES      SHARES    CLASS SHARES
                                       ----------  ----------  ----------  ----------  -------------
                                       PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE   PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF    OWNED OF    OWNED OF    OWNED OF     OWNED OF
PRINCIPAL HOLDER                         RECORD      RECORD      RECORD      RECORD       RECORD
-------------------------------------  ----------  ----------  ----------  ----------  -------------
A I M Advisors, Inc.(1)                      --          --          --          --        100.00%
Attn: Corporate Controller
11 E. Greenway Plz, Ste 1919
Houston, TX 77046-1103

INTC Cust IRA                                --          --        6.45%         --            --
FBO Elizabeth Topping
1133 Spring Garden Cir
Naperville, IL 60563-9337

INTC                                         --          --        7.75%         --            --
First Things First LTD
Edward L Ramsey
3214 Ellis St.
Eau Claire, WI 54701-6905



(1)  Owned of record and beneficially

                                         CLASS A     CLASS B     CLASS C     CLASS R   INSTITUTIONAL
                                         SHARES      SHARES      SHARES      SHARES    CLASS SHARES
                                       ----------  ----------  ----------  ----------  -------------
                                       PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE   PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF    OWNED OF    OWNED OF    OWNED OF     OWNED OF
PRINCIPAL HOLDER                         RECORD      RECORD      RECORD      RECORD       RECORD
-------------------------------------  ----------  ----------  ----------  ----------  -------------
Harley Davidson of Long Branch               --        6.74%         --          --            --
Philip James Greig
802 C St.
Belmar, NJ 07719-2231

INING Associates Inc.                        --        6.34%         --          --            --
Defined Benefit Pension Pl
Kay Lu and Ining
Lu Ttees
47 E. Las Flores Ave.
Arcadia, CA 91006-4633

Meredith Shearer Associates LLC              --          --          --       16.48%           --
401(K) Plan
Meredith Shearer Trustee
4799 Olde Town Pkwy Ste 100
Marietta, GA 30068-4399

MG Trustco TTEE                              --          --          --       45.16%           --
R A Hair Em 401K Pl
700 17th Street Suite 300
Denver, CO 80202-3531

MG Trust Company Cust 401K                   --          --          --       24.64%           --
Robert E Fisher Sr Inc 401K P TTEE
FBO MG Trustco Cust FBO
700 17th Street Suite 300
Denver, CO 80202-3531

Pershing LLC                               9.87%         --       22.82%         --            --
1 Pershing Plz
Jersey City, New Jersey 07399-0001



AIM INDEPENDENCE 2030 FUND



                                         CLASS A     CLASS B     CLASS C     CLASS R   INSTITUTIONAL
                                         SHARES      SHARES      SHARES      SHARES    CLASS SHARES
                                       ----------  ----------  ----------  ----------  -------------
                                       PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE   PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF    OWNED OF    OWNED OF    OWNED OF     OWNED OF
PRINCIPAL HOLDER                         RECORD      RECORD      RECORD      RECORD       RECORD
-------------------------------------  ----------  ----------  ----------  ----------  -------------
A I M Advisors, Inc.(1)                      --          --          --          --        100.00%
Attn: Corporate Controller
1360 Peachtree St. NE
Atlanta, GA 30309-3283



(1)  Owned of record and beneficially

                                         CLASS A     CLASS B     CLASS C     CLASS R   INSTITUTIONAL
                                         SHARES      SHARES      SHARES      SHARES    CLASS SHARES
                                       ----------  ----------  ----------  ----------  -------------
                                       PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE   PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF    OWNED OF    OWNED OF    OWNED OF     OWNED OF
PRINCIPAL HOLDER                         RECORD      RECORD      RECORD      RECORD       RECORD
-------------------------------------  ----------  ----------  ----------  ----------  -------------
INING Associates Inc. Defined                --        5.17%         --          --            --
Benefit Pension PL Kay Lu and Ining
Lu Ttees
47 E. Las Flores Ave.
Arcadia, CA 91006-4633

INTC                                         --        5.07%         --          --            --
Charlotte Chiropractic Clinic
James D. Myers
P.O. Box 436
Charlotte, MI 48813-0436

INTC Williams Insurance                      --          --        6.22%         --            --
Julie Ann Todd
P.O. Box 186
Oakland, IA 51560-0186

KJohnson Engineers                           --        5.12%         --          --            --
Stacy L Johnson
5510 Century Ave #3
Middleton, WI 53562-2033

Meredith Shearer Associates LLC              --          --          --       11.82%           --
401(k) Plan
Meredith Shearer Trustee
4799 Olde Towne Pkwy Ste 100
Marietta, GA 30068-4399

MG Trustco TTEE                              --          --          --       50.31%           --
R A Hair Em 401K Pl
700 17th Street Suite 300
Denver, CO 80202-3531

MG Trust Company Cust FBO                    --          --          --        6.95%           --
Pauls Architectural Woodcraft Co.
700 17th Street Suite 300
Denver, CO 80202-3531

MG Trust Company Cust 401K                   --          --          --        7.75%           --
Robert E Fisher Sr Inc 401K P TTEE
FBO MG Trustco Cust FBO
700 17th Street Suite 300
Denver, CO 80202-3531

                                         CLASS A     CLASS B     CLASS C     CLASS R   INSTITUTIONAL
                                         SHARES      SHARES      SHARES      SHARES     CLASS SHARES
                                       ----------  ----------  ----------  ----------  -------------
                                       PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE    PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF    OWNED OF    OWNED OF    OWNED OF      OWNED OF
PRINCIPAL HOLDER                         RECORD      RECORD      RECORD      RECORD        RECORD
-------------------------------------  ----------  ----------  ----------  ----------  -------------
NFS LLC FBO                                --         9.18%         --         --            --
NFS/FMTC IRA
FBO Mark Short
3803 Cole Ct.
Carmel, IN 46032-8605

Pershing LLC                               --           --       33.24%        --            --
1 Pershing Plz
Jersey City, NJ 07399-0001



AIM INDEPENDENCE 2040 FUND



                                         CLASS A     CLASS B     CLASS C     CLASS R   INSTITUTIONAL
                                         SHARES      SHARES      SHARES      SHARES     CLASS SHARES
                                       ----------  ----------  ----------  ----------  -------------
                                       PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE    PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF    OWNED OF    OWNED OF    OWNED OF      OWNED OF
PRINCIPAL HOLDER                         RECORD      RECORD      RECORD      RECORD        RECORD
-------------------------------------  ----------  ----------  ----------  ----------  -------------
A I M Advisors, Inc.(1)                    --         9.17%      11.77%      18.78%       100.00%
Attn: Corporate Controller
1360 Peachtree St. NE
Atlanta, GA 30309-3283

Acute Care Health System 401(k) Plan       --           --       12.93%         --            --
Daniel Czermak Trustee
300 Second Ave.
Greenwall 6
Long Branch, NJ 07740

CCDC                                       --           --       11.70%         --            --
Rolfe M Hannah
4179 Ridgegate Dr.
Duluth, GA 30097-2313

CCDC                                       --           --       11.70%         --            --
Roy R. Chandler
4131 Ridge Rd
Buford, GA 30519-1850

GIGA Group                                 --           --        6.88%         --            --
Nilimesh R Chavan
12820 Morning Park Cir.
Alpharetta, GA 30004-7325



(1)  Owned of record and beneficially

                                         CLASS A     CLASS B     CLASS C     CLASS R   INSTITUTIONAL
                                         SHARES      SHARES      SHARES      SHARES     CLASS SHARES
                                       ----------  ----------  ----------  ----------  -------------
                                       PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE    PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF    OWNED OF    OWNED OF    OWNED OF      OWNED OF
PRINCIPAL HOLDER                         RECORD      RECORD      RECORD      RECORD        RECORD
-------------------------------------  ----------  ----------  ----------  ----------  -------------
INING Associates Inc. Defined              --        20.11%         --          --           --
Benefit Pension Pl Dtd Kay Lu and
Ining Lu TTEES
47 E. Las Flores Ave.
Arcadia, CA 91006-4633

INTC                                       --           --          --       11.20%          --
Agape Church
Andrea Qualls
2927 Bastogne Way
Benton, AR 72019-2003

INTC Cust IRA                              --         8.17%         --          --           --
FBO Marianne Frail
239 Widgedon Lndg
Hilton, NY 14468-8942

INTC Cust IRA R/O                          --        10.49%         --          --           --
FBO Victoria D Noonen
1227 Coronado Rd.
Elizabeth, CO 80107-9020

INTC MHMRA                                 --         8.19%         --          --           --
Anne Haffner
17530 Sorrel Ridge Dr.
Spring, TX 77388-5792

INTC                                       --         5.15%         --          --           --
Zagwear
Leonard Polakoff
30 Beaumont Dr
New York, NY 10956-4425

Josh Randall MD PC 401(K) Plan             --           --        8.05%         --           --
Dr. Josh Randall Trustee
26732 Crown Valley Pkwy Ste 11
Mission Viejo, CA 92691-8532

MG Trust Company Cust 401K                 --           --          --       26.99%          --
Robert E Fisher Sr Inc 401K P TTEE
FBO MG Trustco Cust FBO
700 17th Street Suite 300
Denver, CO 80202-3531

                                         CLASS A     CLASS B     CLASS C     CLASS R   INSTITUTIONAL
                                         SHARES      SHARES      SHARES      SHARES     CLASS SHARES
                                       ----------  ----------  ----------  ----------  -------------
                                       PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE    PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF    OWNED OF    OWNED OF    OWNED OF      OWNED OF
PRINCIPAL HOLDER                         RECORD      RECORD      RECORD      RECORD        RECORD
-------------------------------------  ----------  ----------  ----------  ----------  -------------
MG Trustco TTEE                            --           --          --       20.33%          --
R A Hair Em 401K Pl
700 17th Street Suite 300
Denver, CO 80202-3531

MG Trustco Cust FBO                        --           --          --        7.70%          --
Phelon Group Inc Employees SA
700 17th Street Suite 300
Denver, CO 80202-3531

NFS LLC FBO                                --         5.81%         --          --           --
JPMorgan Chase Bank Trad Cust
IRA of Thomas L Stillwell
2115 South Park Road
Louisville, KY 40219-4758

Pershing LLC                               --           --        7.98%         --           --
1 Pershing Plz.
Jersey City, NJ 07399-0001

UMB Bank, NA C/F                           --         5.14%         --          --           --
Florence Township BOE 403B
FBO Francis R. Roberson Jr
2619 Auburn Ct.
Mount Laurel, NJ 08054-4235



AIM INDEPENDENCE 2050 FUND



                                         CLASS A     CLASS B     CLASS C     CLASS R   INSTITUTIONAL
                                         SHARES      SHARES      SHARES      SHARES     CLASS SHARES
                                       ----------  ----------  ----------  ----------  -------------
                                       PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE    PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF    OWNED OF    OWNED OF    OWNED OF      OWNED OF
PRINCIPAL HOLDER                         RECORD      RECORD      RECORD      RECORD        RECORD
-------------------------------------  ----------  ----------  ----------  ----------  -------------
A I M Advisors, Inc.(1)                    --        22.90%      29.33%      26.90%       100.00%
Attn: Corporate Controller
1360 Peachtree St NE
Atlanta, GA 30309-3283



(1)  Owned of record and beneficially

                                         CLASS A     CLASS B     CLASS C     CLASS R   INSTITUTIONAL
                                         SHARES      SHARES      SHARES      SHARES     CLASS SHARES
                                       ----------  ----------  ----------  ----------  -------------
                                       PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE    PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF    OWNED OF    OWNED OF    OWNED OF      OWNED OF
PRINCIPAL HOLDER                         RECORD      RECORD      RECORD      RECORD        RECORD
-------------------------------------  ----------  ----------  ----------  ----------  -------------
CSA of the Carolinas Inc.                   --         --         5.86%         --           --
Clifton S. Arthur
8605 Mossington Ln.
Waxhaw, NS 28173-6621

CSA of the Carolinas Inc.                   --         --         5.86%         --           --
Rosemary G. Arthur
8605 Mossington Ln.
Waxhaw, NS 28173-6621

David Kingman CPA Inc. 401(k) Plan          --         --           --        6.82%          --
David Kingman Trustee
210 Avondale Ave Ste. 1
Wilmington, NC 28403-7050

INTC                                        --         --         5.61%         --           --
Diamond Food Enterprises, Inc.
Stephen M Lambros
6929 Eschol Ct.
Wilmington, NC 28409-2686

INTC                                      9.81%        --           --          --           --
Gerald Larson Ltd.
Brian J Larson
P.O. Box 662
Park River, ND 58270-0662

INTC                                      9.64%        --           --          --           --
Gerald Larson Ltd.
Gerald D. Larson
418 Briggs Ave.
Park River, ND 58270

INTC                                     10.34%        --           --          --           --
Gerald Larson Ltd.
Mary B Snyder
P.O. Box 662
Park River, ND 58270-0662

INTC                                        --         --        17.57%         --           --
Snow City Arts Foundation
Paul J Sznewajs
2003 W. Ohio St.
Chicago, IL 60612-1515

                                         CLASS A     CLASS B     CLASS C     CLASS R   INSTITUTIONAL
                                         SHARES      SHARES      SHARES      SHARES     CLASS SHARES
                                       ----------  ----------  ----------  ----------  -------------
                                       PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE    PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF    OWNED OF    OWNED OF    OWNED OF      OWNED OF
PRINCIPAL HOLDER                         RECORD      RECORD      RECORD      RECORD        RECORD
-------------------------------------  ----------  ----------  ----------  ----------  -------------
INTC CUST FBO                              --        13.28%         --          --           --
Jane L. Lincoln
Roth IRA
45 Carriage Trail Dr.
Farmingdale, ME 04344-4819

INTC Cust IRA FBO                          --         9.60%         --          --           --
Timothy S Williams
805 E. Detroit Ave
Indianola, IA 50125-1725

INTC CUST IRA R/O                          --           --          --        7.49%          --
FBO Scott A. Holden
6424 Knights of Columbus Rd
N. Little Rock, AR 72118-2180

INTC Cust Sep IRA                          --         5.59%         --          --           --
T&R Construction Inc. FBO
Rachel B. Morales
7846 Bankside Dr.
Houston, TX 77071-1702

MG Trust Company Cust FBO                  --           --          --       54.06%          --
Pauls Architectural Woodcraft Co.
700 17th Street Suite 300
Denver, CO 80202-3531

Pershing LLC                               --           --       13.85%         --           --
1 Pershing Plz
Jersey City, NJ 07399-0001

Raymond James & Assoc Inc.                 --         6.27%         --          --           --
FBO Richard A Chambers
John C Doherty POA
69 Carmel Rd.
Andover, MA 01810-3119

Raymond James & Assoc Inc.                           14.03%
FBO William M. Flanagan
William M. Flanagan Trust
36 Kieran Rd.
North Andover, MA 01845-4606

AIM INTERNATIONAL ALLOCATION FUND



                                         CLASS A     CLASS B     CLASS C     CLASS R   INSTITUTIONAL
                                         SHARES      SHARES      SHARES      SHARES     CLASS SHARES
                                       ----------  ----------  ----------  ----------  -------------
                                       PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE    PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF    OWNED OF    OWNED OF    OWNED OF      OWNED OF
PRINCIPAL HOLDER                         RECORD      RECORD      RECORD      RECORD        RECORD
-------------------------------------  ----------  ----------  ----------  ----------  -------------
A I M Advisors, Inc.(1)                     --         --           --          --         13.37%
Attn: Corporate Controller
1360 Peachtree St NE
Atlanta, GA 30309-3283

CBNA Cust                                   --         --           --        5.15%           --
FBO Larry G. Cushing & Sons 401K
6 Rhoads Dr. Ste 7
Utica NY 13502-6317

Charles Schwab & Co. Inc.                30.21%        --           --          --            --
Reinvestment Account
101 Montgomery St.
San Francisco CA 94104-4151

MG Trustco Cust. FBO                        --         --           --        5.65%           --
Matenaer Corp 401K Savings
700 17th Street Suite 300
Denver, CO 80202-3531

MG Trustco Cust TTEE                        --         --           --        5.19%           --
Donald Wurtzel DDS PC EE 401K
700 17th Street, Ste 300
Denver, CO 80202-3531

Merrill Lynch Pierce Fenner & Smith         --         --        12.45%         --            --
FBO the Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Fl.
Jacksonville, FL 32246-6484

NFS LLC FEBO                                --         --           --        6.22%           --
Assurant Deferred Comp Plan
Nat'l Trust Mgmt Svcs TTEE
ADC 409 (A)
57 Culpeper St.
Warrenton, VA 20186-3320



(1)  Owned of record and beneficially

                                         CLASS A     CLASS B     CLASS C     CLASS R   INSTITUTIONAL
                                         SHARES      SHARES      SHARES      SHARES     CLASS SHARES
                                       ----------  ----------  ----------  ----------  -------------
                                       PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE    PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF    OWNED OF    OWNED OF    OWNED OF      OWNED OF
PRINCIPAL HOLDER                         RECORD      RECORD      RECORD      RECORD        RECORD
-------------------------------------  ----------  ----------  ----------  ----------  -------------
Pershing LLC                             10.49%      13.01%      13.97%       5.16%        86.63%
1 Pershing Plz
Jersey City, NJ 07399-0001



AIM MID CAP CORE EQUITY FUND



                                         CLASS A     CLASS B     CLASS C     CLASS R   INSTITUTIONAL
                                         SHARES      SHARES      SHARES      SHARES     CLASS SHARES
                                       ----------  ----------  ----------  ----------  -------------
                                       PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE    PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF    OWNED OF    OWNED OF    OWNED OF      OWNED OF
PRINCIPAL HOLDER                         RECORD      RECORD      RECORD      RECORD        RECORD
-------------------------------------  ----------  ----------  ----------  ----------  -------------
Citigroup Global Market                     --          --        8.58%         --            --
House Account
Attn: Cindy Tempesta
333 West 34th St.
7th Floor
New York, NY 10001-2402

FIIOC Agent                                 --          --          --          --         62.03%
Employee Benefit Plans
100 Magellan Way KW1C
Covington, KY 41015-1987

Hartford Life Insurance Co.                 --          --          --        6.06%           --
Separate Account 401K
P. O. Box 2999
Hartford, CT 06104-2999

Merrill Lynch Pierce Fenner & Smith         --          --       16.41%       6.10%           --
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr East, 2nd Floor
Jacksonville, FL 32246

Morgan Stanley DW                           --          --        6.85%         --            --
Attn: Mutual Fund Operations
3 Harborside PL FL 6
Jersey City, NJ 07311-3907

Pershing LLC                              5.17%      11.07%       9.45%         --            --
1 Pershing Plz
Jersey City, NJ 07399-0001

                                         CLASS A     CLASS B     CLASS C     CLASS R   INSTITUTIONAL
                                         SHARES      SHARES      SHARES      SHARES     CLASS SHARES
                                       ----------  ----------  ----------  ----------  -------------
                                       PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE    PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF    OWNED OF    OWNED OF    OWNED OF      OWNED OF
PRINCIPAL HOLDER                         RECORD      RECORD      RECORD      RECORD        RECORD
-------------------------------------  ----------  ----------  ----------  ----------  -------------
State Street Bank and Trust Co.            --          --          --          --          35.70%
401K as TTEE for Pinnacle West
Capital Corporation Savings Plan
105 Rosemont Rd.
Westwood, MA 02090-2318



AIM MODERATE ALLOCATION FUND



                                         CLASS A     CLASS B     CLASS C     CLASS R   INSTITUTIONAL
                                         SHARES      SHARES      SHARES      SHARES     CLASS SHARES
                                       ----------  ----------  ----------  ----------  -------------
                                       PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE    PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF    OWNED OF    OWNED OF    OWNED OF      OWNED OF
PRINCIPAL HOLDER                         RECORD      RECORD      RECORD      RECORD        RECORD
-------------------------------------  ----------  ----------  ----------  ----------  -------------
A I M Advisors, Inc.(1)                     --          --          --          --        100.00%
Attn: Corporate Controller
1360 Peachtree St. NE
Atlanta, GA 30309-3283

AIM Omnibus Account for 529 Plan          5.34%         --          --          --            --
Moderate Allocation 529 Portfolio
Attn: Jay Harvey
11 E. Greenway Plz, 9th Floor
Houston, TX 77046-1100

AIM Omnibus Account for 529 Plan         12.29%         --          --          --            --
4-6 Years to College Portfolio
Attn: Jay Harvey
11 E. Greenway Plz, 9th Floor
Houston, TX 77046-1100

GPC Securities Inc. As Agent for            --          --          --        5.28%           --
Frost Nat'l Bank TTEE FBO
Super S Foods Employees' PSRP Plan
& Trust
P.O. Box 105117
Atlanta, GA 30348-5117

                                         CLASS A     CLASS B     CLASS C     CLASS R   INSTITUTIONAL
                                         SHARES      SHARES      SHARES      SHARES     CLASS SHARES
                                       ----------  ----------  ----------  ----------  -------------
                                       PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE    PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF    OWNED OF    OWNED OF    OWNED OF      OWNED OF
PRINCIPAL HOLDER                         RECORD      RECORD      RECORD      RECORD        RECORD
-------------------------------------  ----------  ----------  ----------  ----------  -------------
GPC Securities Inc. As Agent for            --          --          --        8.04%           --
Reliance Trust Co. FBO
SMRT, Inc. 401 (K) PS Plan
P.O. Box 105117
Atlanta, GA 30348-5117

Merrill Lynch Pierce Fenner & Smith         --          --        7.51%         --            --
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr East 2nd Floor
Jacksonville, FL 32246-6484

MG Trust Company Cust 401(k)                --          --          --        6.33%           --
FBO Giordanos Enterprises Inc. 401K
700 17th Street Suite 300
Denver, CO 80202-3531

Pershing LLC                              6.48%       9.86%       8.91%         --            --
1 Pershing Plz
Jersey City, NJ 07399-0001



AIM MODERATE GROWTH ALLOCATION FUND



                                         CLASS A     CLASS B     CLASS C     CLASS R   INSTITUTIONAL
                                         SHARES      SHARES      SHARES      SHARES     CLASS SHARES
                                       ----------  ----------  ----------  ----------  -------------
                                       PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE    PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF    OWNED OF    OWNED OF    OWNED OF      OWNED OF
PRINCIPAL HOLDER                         RECORD      RECORD      RECORD      RECORD        RECORD
-------------------------------------  ----------  ----------  ----------  ----------  -------------
AIM Advisors Inc(1)                         --         --          --          --         100.00%
Attn: Corporate Controller
1360 Peachtree St NE
Atlanta, GA 30309-3283

AIM Omnibus Account for 529 Plan         30.83%        --          --          --             --
7-12 Years to College Portfolio
Attn: Jay Harvey
11 E. Greenway Plz, 9th Floor
Houston, TX 77046-1100



(1)  Owned of record and beneficially

                                         CLASS A     CLASS B     CLASS C     CLASS R   INSTITUTIONAL
                                         SHARES      SHARES      SHARES      SHARES     CLASS SHARES
                                       ----------  ----------  ----------  ----------  -------------
                                       PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE    PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF    OWNED OF    OWNED OF    OWNED OF      OWNED OF
PRINCIPAL HOLDER                         RECORD      RECORD      RECORD      RECORD        RECORD
-------------------------------------  ----------  ----------  ----------  ----------  -------------
AIM Omnibus Account for 529 Plan         11.89%         --          --          --           --
Moderate Growth Allocation Fund 529
Portfolio
Attn: Jay Harvey
11 E. Greenway Plz, 9th Floor
Houston, TX 77046-1100

Merrill Lynch Pierce Fenner & Smith         --          --        6.27%         --           --
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484

MG Trust Company Cust FBO                   --          --          --       10.70%          --
TAAAC Employee 401(k)
700 17th St. Ste 300
Denver, CO 80202-3531

Pershing LLC                                --        7.63%       9.95%         --           --
1 Pershing Plz
Jersey City, NJ 07399-0001



AIM MODERATELY CONSERVATIVE ALLOCATION FUND



                                         CLASS A     CLASS B     CLASS C     CLASS R   INSTITUTIONAL
                                         SHARES      SHARES      SHARES      SHARES     CLASS SHARES
                                       ----------  ----------  ----------  ----------  -------------
                                       PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE    PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF    OWNED OF    OWNED OF    OWNED OF      OWNED OF
PRINCIPAL HOLDER                         RECORD      RECORD      RECORD      RECORD        RECORD
-------------------------------------  ----------  ----------  ----------  ----------  -------------
A I M Advisors, Inc.(1)                    --          --          --          --          35.13%
Attn: Corporate Controller
1360 Peachtree St NE
Atlanta, GA 30309-3283



(1)  Owned of record and beneficially

                                         CLASS A     CLASS B      CLASS C    CLASS R   INSTITUTIONAL
                                         SHARES      SHARES       SHARES     SHARES    CLASS SHARES
                                       ----------  ----------  ----------  ----------  -------------
                                       PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE    PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF    OWNED OF    OWNED OF    OWNED OF      OWNED OF
PRINCIPAL HOLDER                         RECORD      RECORD      RECORD      RECORD        RECORD
-------------------------------------  ----------  ----------  ----------  ----------  -------------
AIM Omnibus Account for 529 Plan          57.46%         --          --          --            --
1-3 Years to College Portfolio
Attn: Jay Harvey
11 E. Greenway Plz, 9th Floor
Houston, TX 77046-1100

GPC Securities Inc. Ttee FBO                 --          --          --       33.54%           --
Frost National Bank FBO
Thad Ziegler Glass Ltd. 401K Pl
P.O. Box 105117
Atlanta, GA 30348-5117

LPL Financial Services                       --          --          --          --         64.87%
9785 Towne Centre Dr.
San Diego, CA 92121-1968

MG Trustco TTEE                              --          --          --        5.35%           --
Integrated Design Inc.
401k Plan
700 17th Street, Ste. 300
Denver, CO 80202-3531

MG Trustco Cust FBO                          --          --          --        8.05%           --
HB & Sons Auto Flatteners PSP
700 17th Street, Ste 300
Denver, CO 80202-3531

Merrill Lynch Pierce Fenner & Smith          --          --       11.80%         --            --
FBO the Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484

Northern Radiological Assoc.                 --          --          --       10.80%           --
Brenda Roy - Clark
49 2nd St.
Presque Isle, NE 04769-2637

Persaud Electric PSP                         --          --          --        6.65%           --
Harry C. Persaud TTEE
144 Greenville Ave
Jersey City, NJ 07305-1824

                                         CLASS A     CLASS B      CLASS C    CLASS R   INSTITUTIONAL
                                         SHARES      SHARES       SHARES     SHARES    CLASS SHARES
                                       ----------  ----------  ----------  ----------  -------------
                                       PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE    PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF    OWNED OF    OWNED OF    OWNED OF      OWNED OF
PRINCIPAL HOLDER                         RECORD      RECORD      RECORD      RECORD        RECORD
-------------------------------------  ----------  ----------  ----------  ----------  -------------
Pershing LLC                                 --       12.01%       6.54%         --            --
1 Pershing Plz
Jersey City, NJ 07339-0001



AIM SMALL CAP GROWTH FUND



                                         CLASS A     CLASS B     CLASS C     CLASS R   INVESTOR CLASS  INSTITUTIONAL
                                         SHARES      SHARES      SHARES      SHARES        SHARES       CLASS SHARES
                                       ----------  ----------  ----------  ----------  --------------  -------------
                                       PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE    PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF    OWNED OF    OWNED OF    OWNED OF      OWNED OF       OWNED OF
PRINCIPAL HOLDER                         RECORD      RECORD      RECORD      RECORD        RECORD         RECORD
-------------------------------------  ----------  ----------  ----------  ----------  --------------  -------------
AIM Growth Allocation                        --          --          --          --            --          35.95%
Fund Omnibus Account
c/o AIM Advisors
11 E. Greenway Plz, Ste 100
Houston, TX 77046-1113

American United Life Group                   --          --          --        6.62%           --             --
Retirement Annuity
P.O. Box 398
Indianapolis, IN 46206-0398

Charles Schwab & Co. Inc.                    --          --          --          --         10.58%            --
Special Custody Acct for the
Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4151

Citigroup Global Markets                     --          --        5.01%         --            --             --
House Acct
Attn: Cindy Tempesta
333 W. 34th Street, 7th Floor
New York, NY 10001-2402

Delaware Charter Guarantee & Trust           --          --          --          --          6.07%            --
FBO Principal Financial Group Omnib
US Qualified
711 High St.
Des Monies, IA 50392-0001

                                         CLASS A     CLASS B     CLASS C     CLASS R   INVESTOR CLASS  INSTITUTIONAL
                                         SHARES      SHARES      SHARES      SHARES        SHARES       CLASS SHARES
                                       ----------  ----------  ----------  ----------  --------------  -------------
                                       PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE    PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF    OWNED OF    OWNED OF    OWNED OF      OWNED OF       OWNED OF
PRINCIPAL HOLDER                         RECORD      RECORD      RECORD      RECORD        RECORD         RECORD
-------------------------------------  ----------  ----------  ----------  ----------  --------------  -------------
Fidelity Investments Institutional           --          --          --          --            --          24.06%
Operations Co (FIIOC) As Agent
For Certain Employee Benefit Plans
100 Magellan Way
Mail Location - KW1C
Covington, KY 41015-1999

FIIOC Agent                                  --          --          --          --          7.09%            --
Employee Benefit Plans
100 Megallan Way KW1C
Covington, KY 41015-1987

GPC Securities Inc. As Agent for             --          --          --          --            --          12.55%
Merrill Lynch BK. & TR. Co. FSB TTEE
FBO Amvescap 401(K) Plan
P.O. Box 105117
Atlanta, GA 30348-5117

GPC Securities Inc. As Agent for             --          --          --          --            --           5.92%
Merrill Lynch BK. & TR. Co. FSB TTEE
FBO Amvescap Money Purchase Plan
P.O. Box 105117
Atlanta, GA 30348-5117

Hartford Life Insurance Co.                5.67%         --          --          --            --             --
Separate Account 401K
P. O. Box 2999
Hartford, CT 06104-2999

John Hancock Life Insurance Co            10.47%         --          --          --            --             --
(U.S.A)
RPS Seg Funds & Accounting ET-7
601 Congress St.
Boston, MA 02210-2804

Merrill Lynch Pierce Fenner & Smith          --        5.10%      28.54%      11.18%           --          13.34%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr East, 2nd Floor
Jacksonville, FL 32246-6484

                                         CLASS A     CLASS B     CLASS C     CLASS R   INVESTOR CLASS  INSTITUTIONAL
                                         SHARES      SHARES      SHARES      SHARES        SHARES       CLASS SHARES
                                       ----------  ----------  ----------  ----------  --------------  -------------
                                       PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE    PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF    OWNED OF    OWNED OF    OWNED OF      OWNED OF       OWNED OF
PRINCIPAL HOLDER                         RECORD      RECORD      RECORD      RECORD        RECORD         RECORD
-------------------------------------  ----------  ----------  ----------  ----------  --------------  -------------
Nationwide Trust Company FSB                 --          --          --          --          6.11%            --
c/o IPO Portfolio Accounting
P. O. Box 182029
Columbus, OH 43218-2029

Nationwide Life Insurance Co QPVA            --          --          --          --          8.36%            --
c/o IPO Portfolio Accounting
P. O. Box 182029
Columbus, OH 43218-2029

Pershing LLC                                 --       10.03%       6.76%         --            --             --
1 Pershing Plz
Jersey City, NJ 07399-0001

Relistar Insurance Co of New York            --          --          --        6.61%           --             --
One Orange Way B3N
Windsor, CT 06095

Relistar Insurance Co. Of New York           --          --          --        5.13%           --             --
One Orange Way BN
Windsor, CT 06095

Wells Fargo Bank NA FBO                      --          --          --          --          7.71%            --
Tetra Tech Inc. Retplan
P. O. Box 1533
Minneapolis, MN 55480-1533



MANAGEMENT OWNERSHIP



          As of April 2, 2008, the trustees and officers as a group owned less than 1% of the shares outstanding of each class of any Fund.

                                   APPENDIX G
                               PORTFOLIO MANAGERS
                             AS OF DECEMBER 31, 2007


PORTFOLIO MANAGER FUND HOLDINGS AND INFORMATION ON OTHER MANAGED ACCOUNTS



          Invesco Aim's portfolio managers develop investment models which are used in connection with the management of certain AIM Funds as well as other mutual funds for which Invesco Aim or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The following chart reflects the portfolio managers' investments in the Funds that they manage. The chart also reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) mutual funds, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.



The following information is as of December 31, 2007:



                                                           OTHER POOLED
                               OTHER REGISTERED MUTUAL  INVESTMENT VEHICLES     OTHER ACCOUNTS
                                FUNDS MANAGED (ASSETS   MANAGED (ASSETS IN          MANAGED
                                     IN MILLIONS)            MILLIONS)       (ASSETS IN MILLIONS)
              DOLLAR RANGE OF  -----------------------  -------------------  --------------------
  PORTFOLIO    INVESTMENTS IN    NUMBER OF               NUMBER OF             NUMBER OF
   MANAGER      EACH FUND(1)      ACCOUNTS   ASSETS       ACCOUNTS  ASSETS      ACCOUNTS  ASSETS
------------  ---------------    ---------  --------     ---------  ------     ---------  ------
                                       AIM INDEPENDENCE 2010 FUND

Gary Wendler        None            12      $2,773.3       None      None          None    None

                                      AIM INDEPENDENCE 2020 FUND

Gary Wendler        None            12      $2,771.0       None      None          None    None

                                      AIM INDEPENDENCE 2030 FUND

Gary Wendler        None            12      $2,772.4       None      None          None    None

                                      AIM INDEPENDENCE 2040 FUND

Gary Wendler        None            12      $2,774.0       None      None          None    None

                                      AIM INDEPENDENCE 2050 FUND

Gary Wendler        None            12      $2,774.2       None      None          None    None

                                      AIM INDEPENDENCE NOW FUND

Gary Wendler        None            12      $2,774.6       None      None          None    None


----------

(1) This column reflects investments in a Fund's shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

POTENTIAL CONFLICTS OF INTEREST



          Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:



- The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Advisor and each Sub-Advisor seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.



- If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Advisor, each Sub-Advisor and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.



- The Advisor and each Sub-Advisor determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco Aim or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Advisor and each Sub-Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.



- Finally, the appearance of a conflict of interest may arise where the Advisor or Sub-Advisor has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities.



          The Advisor, each Sub-Advisor, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.



DESCRIPTION OF COMPENSATION STRUCTURE



For the Advisor and each affiliated Sub-Advisor



          The Advisor and each Sub-Advisor seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive fund performance. The Advisor and each Sub-Advisor evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following three elements:

          Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Advisor and each Sub-Advisor's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.



          Annual Bonus. The portfolio managers are eligible, along with other employees of the Advisor and each Sub-Advisor, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco reviews and approves the amount of the bonus pool available for the Advisor and each of the Sub-Advisor's investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).



          Each portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager as described in Table 1 below.



Table 1



SUB-ADVISOR                                         PERFORMANCE TIME PERIOD(2)
-------------------------------------------------   ------------------------------------------------------
Invesco Aim                                         Four-year average performance against Fund peer group
Invesco Institutional (Except Invesco Real Estate   One-, Three- and Five-year performance against
U.S.)                                               Fund peer group.
Invesco Global
Invesco Australia
Invesco Deutschland
Invesco Institutional - Invesco Real Estate U.S.    N/A
Invesco Senior Secured                              N/A
AFMI                                                One-year performance against Fund peer group.

                                                    Three- and Five-year performance against entire
                                                    universe of Canadian funds.

Invesco Hong Kong                                   One- and Three-year performance against Fund peer
Invesco Asset Management                            group.

Invesco Japan                                       One-, Three- and Five-year performance against the
                                                    appropriate Micropol benchmark.



          Invesco Institutional - Invesco Real Estate U.S.'s bonus is based on net operating profits of Invesco Institutional - Invesco Real Estate U.S.


----------

(2)  Rolling time periods based on calendar year end.

          Invesco Senior Secured's bonus is based on annual measures of equity return and standard tests of collateralization performance.



          High investment performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.



          Equity-Based Compensation. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of Invesco stock from pools determined from time to time by the Compensation Committee of Invesco's Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.



          Portfolio managers also participate in benefit plans and programs available generally to all employees.



DESCRIPTION OF COMPENSATION STRUCTURE (GARY WENDLER)



          Invesco Aim seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Mr. Wendler receives a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Mr. Wendler's compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. Invesco Aim evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Mr. Wendler's compensation consists of the following five elements:



- BASE SALARY. Mr. Wendler is paid a base salary. In setting the base salary, Invesco Aim's intention is to be competitive in light of Mr. Wendler's experience and responsibilities.



- ANNUAL BONUS. Mr. Wendler is eligible to receive an annual cash bonus. Generally, a portion of the bonus is determined based on the appropriateness of the funds chosen for the portfolio with a goal of maximizing the efficiency of the portfolio based on the risk/reward profile of the intended shareholder of the fund. However, the total performance of these funds carries less weight in terms of the bonus than Mr. Wendler's other responsibilities not associated with the portfolio.



     Fund performances (against applicable peer group) would be a driver of compensation, poor fund performance (versus applicable peer group) could result in a smaller bonus. The amount of fund assets under management typically has an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance.



- EQUITY-BASED COMPENSATION. Mr. Wendler may be awarded options to purchase common shares and/or granted restricted shares of Invesco stock from pools determined from time to time by the Remuneration Committee of the Invesco Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.



- PARTICIPATION IN GROUP INSURANCE PROGRAMS. Mr. Wendler is provided life insurance coverage in the form of a group variable universal life insurance policy, under which he may make additional contributions to purchase additional insurance coverage or for investment purposes.



- PARTICIPATION IN DEFERRED COMPENSATION PLAN. Mr. Wendler is eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Mr. Wendler also participates in benefit plans and programs available generally to all employees.

                                   APPENDIX H

                          ADMINISTRATIVE SERVICES FEES


The funds paid Invesco Aim the following amounts for administrative services for the period ended January 31, 2007 (commencement date) through December 31, 2007:



        FUND NAME              2007
--------------------------   -------
AIM Independence Now Fund    $45,890
AIM Independence 2010 Fund    45,890
AIM Independence 2020 Fund    45,890
AIM Independence 2030 Fund    45,890
AIM Independence 2040 Fund    45,890
AIM Independence 2050 Fund    45,890

                                   APPENDIX I


     CERTAIN FINANCIAL ADVISORS THAT RECEIVE ONE OR MORE TYPES OF PAYMENTS

1st Global Capital Corporation
A G Edwards & Sons, Inc.
ADP Broker Dealer, Inc.
Advantage Capital Corporation
American General Securities, Inc.
American Skandia Life Assurance Corporation
American United Life Insurance Company
Ameriprise Financial Services, Inc.
APS Financial
Associated Securities Corporation
AXA Advisors, LLC
Bank of New York
Bank of Oklahoma N.A.
BBVA Investments
Bear Stearns Securities Co
Brown Brothers Harriman
Cadaret Grant & Company, Inc.
Cambridge Investment Research, Inc.
Cantella
Cantor Fitzgerald
Centennial Bank
Charles Schwab & Company, Inc.
Chase Investment Services Corporation
Chicago Mercantile Exchange
Citigroup
CitiCorp Investment Services
Citigroup Global Markets, Inc.
Citistreet Equities LLC
Comerica Bank
Commonwealth Financial Network
Compass Brokerage, Inc.
Contemporary Financial Solutions, Inc.
Credit Suisse
CUNA Brokerage Services, Inc.
CUSO Financial Services, Inc.
Equity Services, Inc.
Fidelity Brokerage Services, LLC
Fidelity Institutional Operations Company, Inc.
Fifth Third Bank
Financial Network Investment Corporation
Fiserv
Frost Brokerage Services, Inc.
Frost National Bank
FSC Securities Corporation
Fund Services Advisors
Goldman Sachs
Great West Life & Annuity Company
Guaranty Bank & Trust
Guardian Insurance & Annuity Company, Inc.
GunnAllen Finanical
Harris Nesbitt Burns
H. D. Vest Investment Securities, Inc.
Hilliard Lyons, Inc.
Hornor Townsend & Kent, Inc.
Huntington
ING Financial Partners, Inc.
ING USA Annuity and Life Insurance Company
Intersecurities, Inc.
INVEST Financial Corporation, Inc.
Investment Centers of America, Inc.
Jefferson Pilot Securities Corporation
JM Lummis Securities
JP Morgan Chase
LaSalle
Lincoln Financial Advisors Corporation
Lincoln Investment Planning, Inc.
Linsco/Private Ledger Corporation
M & I Trust
M & T Securities, Inc.
M M L Investors Services, Inc.
Matrix
McDonald Investments, Inc.
Mellon Financial
Merrill Lynch & Company, Inc.
Merrill Lynch Life Insurance Company
Metlife Securities, Inc.
Meyer Financial Group
Money Concepts Capital Corporation
Morgan Keegan & Company, Inc.
Morgan Stanley
Morgan Stanley DW Inc.
Multi-Financial Securities Corporation
Mutual Service Corporation
N F P Securities, Inc.
NatCity Investments, Inc.
National Planning Corporation
Nationwide Investment Services Corporation
New England Securities Corporation
Next Financial Group, Inc.
Northwestern Mutual Investment Services
NYLIFE Distributors, LLC
Oppenheimer & Company, Inc.
Pershing LLC
PFS Investments, Inc.
Piper Jaffray & Company
PNC Capital Markets
Primevest Financial Services, Inc.
Proequities, Inc.
R B C Centura Securities, Inc.
R B C Dain Rauscher, Inc.
Raymond James & Associates, Inc.
Raymond James Financial Services, Inc.
Ross Sinclair and Associates
Royal Alliance Associates, Inc.
SCF Securities
S I I Investments, Inc.
Securities America, Inc.
Sentra Securities Corporation
Signator Investors, Inc.
Simmons 1st Investment Group
Spelman & Company, Inc.
State Farm VP Management Corp
State Street Bank & Trust Company
SunAmerica Securities, Inc.
SunGard Institutional Brokerage, Inc.
Sungard Investment Products, Inc.
SunTrust Bank, Central Florida, N.A.
SunTrust Robinson Humphrey
SWS Financial Services
The (Wilson) William Financial
Tower Square Securities, Inc.
Transamerica Financial Advisors, Inc.
Transamerica Life Insurance & Annuity Company
Trust Management Network
U.S. Bancorp Investments, Inc.
UBS Financial Services Inc.
Union Bank of California
United Planner Financial Service
USAllianz Securities, Inc.
US Bank
UVEST Financial Services, Inc.
V S R Financial Services, Inc.
VALIC Financial Advisors, Inc.
vFinance Investments
Wachovia Capital Markets LLC
Wachovia Securities, LLC
Walnut Street Securities, Inc.
Waterstone Financial Group, Inc.
Wells Fargo Investments, LLC
Woodbury Financial Services, Inc.
X C U Capital Corporation, Inc.
Zions Bank

                                   APPENDIX J


 AMOUNTS PAID TO INVESCO AIM DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTIONS PLANS


          A list of amounts paid by each class of shares to Invesco Aim Distributors pursuant to the Plans for the period-ended January 31, 2007 (commencement date) through December 31, 2007:



                             Class A   Class B   Class C   Class R   Institutional
           Fund               Shares    Shares    Shares    Shares    Class Shares
--------------------------   -------   -------   -------   -------   -------------
AIM Independence Now Fund     $1,051    $1,639   $  508      $236        $25
AIM Independence 2010 Fund     1,927     1,853    2,601       296         15
AIM Independence 2020 Fund     3,398     4,957    1,680       555         33
AIM Independence 2030 Fund     2,070     4,171    2,059       524         25
AIM Independence 2040 Fund     1,169     2,795      856       319         18
AIM Independence 2050 Fund     1,470     1,029      924       253         19

                                   APPENDIX K


          ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS


          An estimate by category of the allocation of actual fees paid by Class A shares of the Funds during the period ended January 31, 2007 (commencement date) through December 31, 2007 follows:



                                         PRINTING &            UNDERWRITERS     DEALERS    TRAVEL RELATED
          FUND              ADVERTISING    MAILING   SEMINARS  COMPENSATION  COMPENSATION   TO MARKETING   PERSONNEL
--------------------------  -----------  ----------  --------  ------------  ------------  --------------  ---------
AIM Independence Now Fund        $0           $0         $0          $0          $1,051           $0           $0
AIM Independence Fund 2010        0            0          0           0           1,927            0            0
AIM Independence Fund 2020        0            0          0           0           3,398            0            0
AIM Independence Fund 2030        0            0          0           0           2,070            0            0
AIM Independence Fund 2040        0            0          0           0           1,169            0            0
AIM Independence Fund 2050        0            0          0           0           1,470            0            0



          An estimate by category of the allocation of actual fees paid by Class B shares of the Funds during the period ended January 31, 2007 (commencement date) through December 31, 2007 follows:



                                         PRINTING &            UNDERWRITERS    DEALERS     TRAVEL RELATED
FUND                        ADVERTISING    MAILING   SEMINARS  COMPENSATION  COMPENSATION   TO MARKETING   PERSONNEL
--------------------------  -----------  ----------  --------  ------------  ------------  --------------  ---------
AIM Independence Now Fund       $ 99         $22        $0        $1,230          $289           $0            $0
AIM Independence Fund 2010       238          52         0         1,390           173            0             0
AIM Independence Fund 2020       316          70         0         3,178           853            0             0
AIM Independence Fund 2030       305          67         0         3,128           670            0             0
AIM Independence Fund 2040       251          55         0         2,096           393            0             0
AIM Independence Fund 2050       113          24         0           771           121            0             0

          ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS


          An estimate by category of the allocation of actual fees paid by Class C shares of the Funds during the period ended January 31, 2007 (commencement date) through December 31, 2007 follows:



                                         PRINTING &            UNDERWRITERS     DEALERS    TRAVEL RELATED
FUND                        ADVERTISING    MAILING   SEMINARS  COMPENSATION  COMPENSATION   TO MARKETING   PERSONNEL
--------------------------  -----------  ----------  --------  ------------  ------------  --------------  ---------
AIM Independence Now Fund       $104         $23        $0        $  381        $    0            $0          $  0
AIM Independence Fund 2010       233          51         0           853         1,464             0             0
AIM Independence Fund 2020         2           0         0         1,057           446             0           175
AIM Independence Fund 2030       373          82         0         1,364           240             0             0
AIM Independence Fund 2040       145          32         0           533           146             0             0
AIM Independence Fund 2050       166          37         0           609           112             0             0



          An estimate by category of the allocation of actual fees paid by Class R shares of the Funds during the period ended January 31, 2007 (commencement date) through December 31, 2007 follows:



                                         PRINTING &            UNDERWRITERS     DEALERS    TRAVEL RELATED
FUND                        ADVERTISING    MAILING   SEMINARS  COMPENSATION  COMPENSATION   TO MARKETING   PERSONNEL
--------------------------  -----------  ----------  --------  ------------  ------------  --------------  ---------
AIM Independence Now Fund        $0          $0         $0         $118          $ 59             $0           $59
AIM Independence Fund 2010        4           1          3          148           108              2            30
AIM Independence Fund 2020        6           1          6          269           216              3            54
AIM Independence Fund 2030        5           1          5          261           196              3            53
AIM Independence Fund 2040        7           1          6          153            84              3            65
AIM Independence Fund 2050        7           1          8          126            39              3            69

                                   APPENDIX L


                               TOTAL SALES CHARGES


          The following chart reflects the total sales charges paid in connection with the sale of Class A shares of each Fund and the amount retained by Invesco Aim Distributors for the period ended January 31, 2007 (commencement date) through December 31, 2007:



                                    2007
                             ------------------
                              SALES     AMOUNT
                             CHARGES   RETAINED
                             -------   --------
AIM Independence Now Fund    $ 6,463    $1,122
AIM Independence Fund 2010    11,830     3,000
AIM Independence Fund 2020    36,040     5,940
AIM Independence Fund 2030    37,268     7,318
AIM Independence Fund 2040    17,439     2,549
AIM Independence Fund 2050    20,445     3,877



          The following chart reflects the total sales charges paid in connection with the sale of Class A, Class B, Class C, and Class R shareholders and retained by Invesco Aim Distributors for the period ended January 31, 2007 (commencement date) through December 31, 2007:



                             2007
                             ----
AIM Independence Now Fund    $131
AIM Independence Fund 2010    238
AIM Independence Fund 2020    824
AIM Independence Fund 2030    894
AIM Independence Fund 2040     36
AIM Independence Fund 2050    124

                                  APPENDIX M-1
                    PENDING LITIGATION ALLEGING MARKET TIMING



          The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more AIM Funds, IFG, Invesco Aim, Invesco Aim Management and certain related entities, certain of their current and former officers and/or certain unrelated third parties and are based on allegations of improper market timing and related activity in the AIM Funds. These lawsuits either have been served or have had service of process waived (with the exception of the Sayegh lawsuit discussed below).



          RICHARD LEPERA, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., INVESCO BOND FUNDS, INC., INVESCO SECTOR FUNDS, INC. AND DOE DEFENDANTS 1-100, in the District Court, City and County of Denver, Colorado, (Civil Action No. 03-CV-7600), filed on October 2, 2003. This claim alleges: common law breach of fiduciary duty; common law breach of contract; and common law tortious interference with contract. The plaintiff in this case is seeking: compensatory and punitive damages; injunctive relief; disgorgement of revenues and profits; and costs and expenses, including counsel fees and expert fees.



          MIKE SAYEGH, ON BEHALF OF THE GENERAL PUBLIC, V. JANUS CAPITAL CORPORATION, JANUS CAPITAL MANAGEMENT LLC, JANUS INVESTMENT FUND, EDWARD J. STERN, CANARY CAPITAL PARTNERS LLC, CANARY INVESTMENT MANAGEMENT LLC, CANARY CAPITAL PARTNERS LTD., KAPLAN & CO. SECURITIES INC., BANK ONE CORPORATION, BANC ONE INVESTMENT ADVISORS, THE ONE GROUP MUTUAL FUNDS, BANK OF AMERICA CORPORATION, BANC OF AMERICA CAPITAL MANAGEMENT LLC, BANC OF AMERICA ADVISORS LLC, NATIONS FUND INC., ROBERT H. GORDON, THEODORE H. SIHPOL III, CHARLES D. BRYCELAND, SECURITY TRUST COMPANY, STRONG CAPITAL MANAGEMENT INC., JB OXFORD & COMPANY, ALLIANCE CAPITAL MANAGEMENT HOLDING L.P., ALLIANCE CAPITAL MANAGEMENT L.P., ALLIANCE CAPITAL MANAGEMENT CORPORATION, AXA FINANCIAL INC., ALLIANCEBERNSTEIN REGISTRANTS, GERALD MALONE, CHARLES SCHAFFRAN, MARSH & MCLENNAN COMPANIES, INC., PUTNAM INVESTMENTS TRUST, PUTNAM INVESTMENT MANAGEMENT LLC, PUTNAM INVESTMENT FUNDS, AND DOES 1-500, in the Superior Court of the State of California, County of Los Angeles (Case No. BC304655), filed on October 22, 2003 and amended on December 17, 2003 to substitute INVESCO Funds Group, Inc. and Raymond
          R. Cunningham for unnamed Doe defendants. This claim alleges unfair business practices and violations of Sections 17200 and 17203 of the California Business and Professions Code. The plaintiff in this case is seeking: injunctive relief; restitution, including pre-judgment interest; an accounting to determine the amount to be returned by the defendants and the amount to be refunded to the public; the creation of an administrative process whereby injured customers of the defendants receive their losses; and counsel fees.



          RAJ SANYAL, DERIVATIVELY ON BEHALF OF NATIONS INTERNATIONAL EQUITY FUND, V. WILLIAM P. CARMICHAEL, WILLIAM H. GRIGG, THOMAS F. KELLER, CARL E. MUNDY, JR., CORNELIUS J. PINGS, A. MAX WALKER, CHARLES B. WALKER, EDMUND L. BENSON, III, ROBERT H. GORDON, JAMES B. SOMMERS, THOMAS S. WORD, JR., EDWARD D. BEDARD, GERALD MURPHY, ROBERT B. CARROLL, INVESCO GLOBAL ASSET MANAGEMENT, PUTNAM INVESTMENT MANAGEMENT, BANK OF AMERICA CORPORATION, MARSICO CAPITAL MANAGEMENT, LLC, BANC OF AMERICA ADVISORS, LLC, BANC OF AMERICA CAPITAL MANAGEMENT, LLC, AND NATIONS FUNDS TRUST, in the Superior Court Division, State of North Carolina (Civil Action No. 03-CVS-19622), filed on November 14, 2003.

          This claim alleges common law breach of fiduciary duty; abuse of control; gross mismanagement; waste of fund assets; and unjust enrichment. The plaintiff in this case is seeking: injunctive relief, including imposition of a constructive trust; damages; restitution and disgorgement; and costs and expenses, including counsel fees and expert fees.



          L. SCOTT KARLIN, DERIVATIVELY ON BEHALF OF INVESCO FUNDS GROUP, INC.
          V. AMVESCAP, PLC, INVESCO, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2406), filed on November 28, 2003. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940 ("Investment Company Act"), and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.



          RICHARD RAVER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC, AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2441), filed on December 2, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act of 1933 (the "Securities Act"); Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 (the "Exchange Act"); Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.



          JERRY FATTAH, CUSTODIAN FOR BASIM FATTAH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO

          GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2456), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.



          EDWARD LOWINGER AND SHARON LOWINGER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO; INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-9634), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

          JOEL GOODMAN, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC. AND RAYMOND R. CUNNINGHAM, in the District Court, City and County of Denver, Colorado (Case Number 03CV9268), filed on December 5, 2003. This claim alleges common law breach of fiduciary duty and aiding and abetting breach of fiduciary duty. The plaintiffs in this case are seeking: injunctive relief; accounting for all damages and for all profits and any special benefits obtained; disgorgement; restitution and damages; costs and disbursements, including counsel fees and expert fees; and equitable relief.



          STEVEN B. EHRLICH, CUSTODIAN FOR ALEXA P. EHRLICH, UGTMA/FLORIDA, AND DENNY P. JACOBSON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-N-2559), filed on December 17, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.



          JOSEPH R. RUSSO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND,

          AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-10045), filed on December 18, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.



          MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AMVESCAP PLC, AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, INVESCO FUNDS GROUP, INC., RAYMOND R. CUNNINGHAM, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-M-2604), filed on December 24, 2003. This claim alleges violations of Sections 404, 405 and 406B of the Employee Retirement Income Security Act ("ERISA"). The plaintiffs in this case are seeking: declarations that the defendants breached their ERISA fiduciary duties and that they are not entitled to the protection of Section 404(c)(1)(B) of ERISA; an order compelling the defendants to make good all losses to a particular retirement plan described in this case (the "Retirement Plan") resulting from the defendants' breaches of their fiduciary duties, including losses to the Retirement Plan resulting from imprudent investment of the Retirement Plan's assets, and to restore to the Retirement Plan all profits the defendants made through use of the Retirement Plan's assets, and to restore to the Retirement Plan all profits which the participants would have made if the defendants had fulfilled their fiduciary obligations; damages on behalf of the Retirement Plan; imposition of a constructive trust, injunctive relief, damages suffered by the Retirement Plan, to be allocated proportionately to the participants in the Retirement Plan; restitution and other costs and expenses, including counsel fees and expert fees.



          PAT B. GORSUCH AND GEORGE L. GORSUCH V. INVESCO FUNDS GROUP, INC. AND AIM ADVISER, INC., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2612), filed on December 24, 2003. This claim alleges violations of Sections 15(a), 20(a) and 36(b) of the Investment Company Act. The plaintiffs in this case are seeking: rescission and/or voiding of the investment advisory agreements; return of fees paid; damages; and other costs and expenses, including counsel fees and expert fees.



          LORI WEINRIB, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION

          STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00492), filed on January 21, 2004. This claim alleges violations of: Sections 11 and 15 of the 1933 Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.



          ROBERT S. BALLAGH, JR., INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0152), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.



          JONATHAN GALLO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY

          INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0151), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.



          EILEEN CLANCY, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM AND THOMAS KOLBE, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-0713), filed on January 30, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act. The plaintiffs in this case are seeking: compensatory damages, rescission; return of fees paid; and other costs and expenses, including counsel fees and expert fees.



          SCOTT WALDMAN, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED,
          V. INVESCO FUNDS GROUP, INC., INVESCO DYNAMICS FUND, INVESCO EUROPEAN FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, AND RAYMOND CUNNINGHAM, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00915), filed on February 3, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act and common law breach of fiduciary duty. The plaintiffs in this case are seeking compensatory damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.



          CARL E. VONDER HAAR AND MARILYN P. MARTIN, ON BEHALF OF THEMSELVES AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC. AND DOE DEFENDANTS 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-CV-812), filed on February 5, 2004. This claim alleges: common law breach of fiduciary duty; breach of contract; and tortious interference with contract. The plaintiffs in this case are seeking: injunctive relief; damages; disgorgement; and costs and expenses, including counsel fees and expert fees.



          HENRY KRAMER, DERIVATIVELY ON BEHALF OF INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., DEFENDANTS, AND INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS, NOMINAL DEFENDANTS, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0397), filed on March 4, 2004. This claim alleges violations of Section 36(b) of the Investment Company Act and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.



          CYNTHIA L. ESSENMACHER, DERIVATIVELY ON BEHALF OF THE INVESCO DYNAMICS FUND AND THE REMAINING "INVESCO FUNDS" V. INVESCO FUNDS GROUPS, INC., AMVESCAP PLC, AIM MANAGEMENT GROUP, INC., RAYMOND CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE AND MICHAEL LEGOSKI, DEFENDANTS, AND INVESCO DYNAMICS FUND AND THE "INVESCO FUNDS", NOMINAL DEFENDANTS, in the United States District Court, District of Delaware (Civil Action No. 04-CV-188), filed on March 29, 2004. This claim alleges: violations of
          Section 36(b) of the Investment Company Act; violations of Section 206 of the Advisers Act; common law breach of fiduciary duty; and civil conspiracy. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.



          ANNE G. PERENTESIS (WIDOW) V. AIM INVESTMENTS, ET AL (INVESCO FUNDS GROUP, INC.), in the District Court of Maryland for Baltimore County (Case No. 080400228152005), filed on July 21, 2005. This claim alleges financial losses, mental anguish and emotional distress as a result of unlawful market timing and related activity by the defendants. The plaintiff in this case is seeking damages and costs and expenses.



          Pursuant to an Order of the MDL Court, plaintiffs in the above lawsuits (with the exception of Carl E. Vonder Haar, et al. v. INVESCO Funds Group, Inc. et al. and Mike Sayegh v. Janus Capital Corporation, et al.) consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds (the Lepera lawsuit discussed below); (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants (the Essenmacher lawsuit discussed below); and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in Invesco's 401(k) plan (the Calderon lawsuit discussed below). The plaintiffs in the Vonder Haar and Sayegh lawsuits continue to seek remand of their lawsuits to state court. Set forth below is detailed information about these three amended complaints.



          RICHARD LEPERA, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED (LEAD PLAINTIFF: CITY OF CHICAGO DEFERRED COMPENSATION PLAN),
          V. INVESCO FUNDS GROUP, INC., AMVESCAP, PLC, AIM INVESTMENTS, AIM ADVISORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM STOCK FUNDS, AIM MUTUAL FUNDS, AIM COMBINATION STOCK & BOND FUNDS, AIM SECTOR FUNDS, AIM TREASURER'S SERIES TRUST, INVESCO DISTRIBUTORS, INC., AIM DISTRIBUTORS, INC., RAYMOND R. CUNNINGHAM, TIMOTHY J. MILLER, THOMAS A. KOLBE, MICHAEL D. LEGOSKI, MICHAEL K.

          BRUGMAN, MARK WILLIAMSON, EDWARD J. STERN, CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., RYAN GOLDBERG, MICHAEL GRADY, CITIGROUP, INC., CITIGROUP GLOBAL MARKETS HOLDINGS, INC., SALOMON SMITH BARNEY, INC., MORGAN STANLEY DW, ANNA BRUGMAN, ANB CONSULTING, LLC, KAPLAN & CO. SECURITIES INC., SECURITY TRUST COMPANY, N.A., GRANT D. SEEGER, JB OXFORD HOLDINGS, INC., NATIONAL CLEARING CORPORATION, JAMES G. LEWIS, KRAIG L. KIBBLE, JAMES Y. LIN, BANK OF AMERICA CORPORATION, BANC OF AMERICA SECURITIES LLC, THEODORE C. SIHPOL, III, BEAR STEARNS & CO., INC., BEAR STEARNS SECURITIES CORP., CHARLES SCHWAB & CO., CREDIT SUISSE FIRST BOSTON
          (USA) INC., PRUDENTIAL FINANCIAL, INC., PRUDENTIAL SECURITIES, INC., CANADIAN IMPERIAL BANK OF COMMERCE, JP MORGAN CHASE AND CO., AND JOHN DOE DEFENDANTS 1-100, in the MDL Court (Case No. 04-MD-15864; No. 04-CV-00814-JFM) (originally in the United States District Court for the District of Colorado), filed on September 29, 2004. This lawsuit alleges violations of Sections 11, 12(a) (2), and 15 of the Securities Act; Section 10(b) of the Exchange Act and Rule 10b-5 promulgated thereunder; Section 20(a) of the Exchange Act; Sections 34(b), 36(a), 36(b) and 48(a) of the Investment Company Act; breach of fiduciary duty/constructive fraud; aiding and abetting breach of fiduciary duty; and unjust enrichment. The plaintiffs in this lawsuit are seeking: compensatory damages, including interest; and other costs and expenses, including counsel and expert fees.



          CYNTHIA ESSENMACHER, SILVANA G. DELLA CAMERA, FELICIA BERNSTEIN AS CUSTODIAN FOR DANIELLE BROOKE BERNSTEIN, EDWARD CASEY, TINA CASEY, SIMON DENENBERG, GEORGE L. GORSUCH, PAT B. GORSUCH, L. SCOTT KARLIN, HENRY KRAMER, JOHN E. MORRISEY, HARRY SCHIPPER, BERTY KREISLER, GERSON SMITH, CYNTHIA PULEO, ZACHARY ALAN STARR, JOSHUA GUTTMAN, AND AMY SUGIN, DERIVATIVELY ON BEHALF OF THE MUTUAL FUNDS, TRUSTS AND CORPORATIONS COMPRISING THE INVESCO AND AIM FAMILY OF MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., INVESCO DISTRIBUTORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM MANAGEMENT GROUP, INC., AIM ADVISERS, INC., AIM INVESTMENT SERVICES, INC., AIM DISTRIBUTORS, INC., FUND MANAGEMENT COMPANY, MARK H. WILLIAMSON, RAYMOND R. CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE, MICHAEL LEGOSKI, MICHAEL BRUGMAN, FRED A. DEERING, VICTOR L. ANDREWS, BOB R. BAKER, LAWRENCE H. BUDNER, JAMES T. BUNCH, GERALD J. LEWIS, JOHN W. MCINTYRE, LARRY SOLL, RONALD L. GROOMS, WILLIAM J. GALVIN, JR., ROBERT H. GRAHAM, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JACK M. FIELDS, CARL FRISCHILING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH
          H. QUIGLEY, LOUIS S. SKLAR, OWEN DALY II, AURUM SECURITIES CORP., AURUM CAPITAL MANAGEMENT CORP., GOLDEN GATE FINANCIAL GROUP, LLC, BANK OF AMERICA CORP., BANC OF AMERICA SECURITIES LLC, BANK OF AMERICA, N.A., BEAR STEARNS & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY INVESTMENT MANAGEMENT, LLC, EDWARD J. STERN, CANADIAN IMPERIAL BANK OF COMMERCE, CIRCLE TRUST COMPANY, RYAN GOLDBERG, MICHAEL GRADY, KAPLAN & CO. SECURITIES, INC., JP MORGAN CHASE & CO., OPPENHEIMER & CO., INC., PRITCHARD CAPITAL PARTNERS LLC, TIJA MANAGEMENT, TRAUTMAN WASSERMAN & COMPANY, INC., DEFENDANTS, AND THE INVESCO FUNDS AND THE AIM FUNDS AND ALL TRUSTS AND CORPORATIONS THAT COMPRISE THE INVESCO FUNDS AND AIM FUNDS THAT WERE MANAGED BY INVESCO AND AIM, NOMINAL DEFENDANTS, in the MDL Court (Case No. 04-MD-15864-FPS; No. 04-819), filed on September 29, 2004. This lawsuit alleges violations of Sections 206 and 215 of the Investment Advisers Act; Sections

          36(a), 36(b) and 47 of the Investment Company Act; control person liability under Section 48 of the Investment Company Act; breach of fiduciary duty; aiding and abetting breach of fiduciary duty; breach of contract; unjust enrichment; interference with contract; and civil conspiracy. The plaintiffs in this lawsuit are seeking: removal of director defendants; removal of adviser, sub-adviser and distributor defendants; rescission of management and other contracts between the Funds and defendants; rescission of 12b-1 plans; disgorgement of management fees and other compensation/profits paid to adviser defendants; compensatory and punitive damages; and fees and expenses, including attorney and expert fees.



          MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, INVESCO FUNDS GROUP, INC., AMVESCAP, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, AND RAYMOND R. CUNNINGHAM, in the MDL Court (Case No. 1:04-MD-15864-FPS), filed on September 29, 2004. This lawsuit alleges violations of ERISA Sections 404, 405 and 406. The plaintiffs in this lawsuit are seeking: declaratory judgment; restoration of losses suffered by the plan; disgorgement of profits; imposition of a constructive trust; injunctive relief; compensatory damages; costs and attorneys' fees; and equitable restitution.



          On March 1, 2006, the MDL Court entered orders on Defendants' Motions to dismiss in the derivative (Essenmacher) and class action (Lepera) lawsuits. The MDL Court dismissed all derivative causes of action in the Essenmacher lawsuit but two: (i) the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"); and (ii) the "control person liability" claim under Section 48 of the 1940 Act. The MDL Court dismissed all claims asserted in the Lepera class action lawsuit but three: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934; (ii) the excessive fee claim under Section 36(b) of the 1940 Act (which survived only insofar as plaintiffs seek recovery of fees associated with the assets involved in market timing); and (iii) the "control person liability" claim under Section 48 of the 1940 Act. On June 14, 2006, the MDL Court entered an order dismissing the Section 48 claim in the derivative (Essenmacher) lawsuit. Based on the MDL Court's March 1, 2006 and June 14, 2006 orders, all claims asserted against the Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the derivative (Essenmacher) lawsuit. Defendants filed their Original Answer in the class action (Lepera) lawsuit on March 31, 2006. The MDL Court has indefinitely deferred Defendants' obligation to answer the derivative (Essenmacher) lawsuit. The Plaintiffs in the class action (Lepera) lawsuit stipulated that their claims against Invesco Aim, Invesco Aim Distributors and Invesco Aim Investment Services, Inc. ("Invesco Aim Investment Services") are based solely on successor liability for alleged timing in the AIM Funds formerly advised by IFG and that they are not making any claims based on alleged timing in the other AIM Funds. Based upon this stipulation, Invesco Aim withdrew its pending Motion to Dismiss the claims against Invesco Aim, Invesco Aim Distributors and Invesco Aim Investment Services. On July 3, 2007, the Defendants filed an Omnibus Motion to Dismiss in both the class action (Lepera) and derivative (Essenmacher) lawsuits based on Plaintiffs' lack of standing to sue for injuries to funds the Plaintiffs do not own. On October 19, 2007, Judge Motz for the MDL Court denied the Defendants' Motion to Dismiss.



          On September 15, 2006, Judge Motz for the MDL Court granted the Defendants' motion to dismiss the ERISA (Calderon) lawsuit and dismissed such lawsuit. The Plaintiff has commenced an appeal from Judge Motz's decision.

                                  APPENDIX M-2
      PENDING LITIGATION ALLEGING INADEQUATELY EMPLOYED FAIR VALUE PRICING



          The following civil class action lawsuits involve, depending on the lawsuit, one or more AIM Funds, IFG and/or Invesco Aim and allege that the defendants inadequately employed fair value pricing. These lawsuits either have been served or have had service of process waived.



          T.K. PARTHASARATHY, EDMUND WOODBURY, STUART ALLEN SMITH AND SHARON SMITH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V.
          T. ROWE PRICE INTERNATIONAL FUNDS, INC., T. ROWE PRICE INTERNATIONAL, INC., ARTISAN FUNDS, INC., ARTISAN PARTNERS LIMITED PARTNERSHIP, AIM INTERNATIONAL FUNDS, INC. AND AIM ADVISORS, INC., in the Third Judicial Circuit Court for Madison County, Illinois (Case No. 2003-L-001253), filed on September 23, 2003. This claim alleges: common law breach of duty and common law negligence and gross negligence. The plaintiffs in these cases are seeking: compensatory and punitive damages; interest; and attorneys' fees and costs. The Third Judicial Circuit Court for Madison County, Illinois has issued an order severing the claims of plaintiff Parthasarathy from the claims of the other plaintiffs against Invesco Aim and other defendants. As a result, Invesco Aim is a defendant in the following severed action: EDMUND WOODBURY, STUART ALLEN SMITH and SHARON SMITH, Individually and On Behalf of All Others Similarly Situated, v. AIM INTERNATIONAL FUNDS, INC., ET AL., in the Third Judicial Circuit Court for Madison County, Illinois (Case No. 03-L-1253A). The claims made by Plaintiffs and the relief sought in the Woodbury lawsuit are identical to those in the Parthasarathy lawsuit. Based on a recent Federal appellate court decision (the "Kircher" case), Invesco Aim and the other defendants in the Woodbury lawsuit removed the action to Federal District Court (U.S. District Court, Southern District of Illinois, Cause No. 05-CV-302-DRH) on April 22, 2005. On June 10, 2005, the Court dismissed the Woodbury lawsuit based upon the Kircher ruling and ordered the court clerk to close this case. On August 27, 2005, Plaintiffs filed their Notice of Appeal. On September 2, 2005, the Federal Appellate Court consolidated the nine cases on this subject matter, including the case against Invesco Aim. Invesco Aim has submitted a statement to the Federal Appellate Court asserting that the U.S. Supreme Court's holding in the Dabit case mandates the dismissal of the Plaintiffs' appeals. The appeals were vacated and the suit remanded back to Illinois state court. The Defendants removed the suit to Federal District Court and the parties are contesting whether the proper venue for this action is the Federal District Court or the Illinois state court. On July 17, 2007, the Court lifted the Stay and ordered this case remanded back to Illinois State Court. On August 10, 2007, the Defendants filed their Motion to Dismiss this suit in the Illinois State Court.



          JOHN BILSKI, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AIM INTERNATIONAL FUNDS, INC., AIM ADVISORS, INC., INVESCO INTERNATIONAL FUNDS, INC., INVESCO FUNDS GROUP, INC., T. ROWE PRICE INTERNATIONAL FUNDS, INC. AND T. ROWE PRICE INTERNATIONAL, INC., in the United States District Court, Southern District of Illinois (East St. Louis) (Case No. 03-772), filed on November 19, 2003. This claim alleges: violations of Sections 36(a) and 36(b) of the Investment Company Act of 1940; common law breach of duty; and common law negligence and gross negligence. The plaintiff in this case is seeking: compensatory and punitive damages; interest; and attorneys' fees and costs. This lawsuit has been transferred to the MDL Court by order of the United States District Court, Southern District of Illinois (East St. Louis).

                                  APPENDIX M-3
                 OTHER ACTIONS INVOLVING AIM FLOATING RATE FUND



          AIM Floating Rate Fund has been named as a defendant in private civil actions based on its position as a creditor to certain entities that have filed petitions in bankruptcy courts. Set forth below are brief descriptions of those civil lawsuits in this category that either have been served or have had service of process waived.



          ENRON CORP. V. J.P. MORGAN SECURITIES, INC., AIM FLOATING RATE FUND, ET AL., in the United States Bankruptcy Court, Southern District of New York, Case No. 01-16034(AJG), filed on November 6, 2003. This is an adversary proceeding alleging that payments made to AIM Floating Rate Fund and other creditors to prepay and/or redeem certain commercial paper prior to its maturity of Enron prior to its bankruptcy filing were preferential transfers. The relief sought includes recovery of the amount paid to the creditors, disallowance of Defendants' claims until these funds are returned, and attorneys' fees, costs and expenses. On June 15, 2005, the Court denied Defendants' Motion to Dismiss the Complaints. Because the Court refused to stay discovery pending the appeal, the Fund filed its Original Answer to the Complaint and responded to Enron's discovery requests. On October 18, 2005, Enron filed a Motion to Amend its Complaint and add INVESCO Institutional (N.A.), Inc. ("IINA") as a defendant based on allegations that it was involved in the challenged redemption of the Enron commercial paper, which motion was denied on May 30, 2006. On February 14, 2007, Enron filed its Second Amended Complaint, which did not make any new allegations against the Fund. The depositions of Defendants' representatives are complete and expert witness discovery and depositions are ongoing.



          ADELPHIA COMMUNICATIONS CORP. AND ITS AFFILIATE DEBTORS IN POSSESSION AND OFFICIAL COMMITTEE OF UNSECURED CREDITORS OF ADELPHIA COMMUNICATIONS CORP. V. BANK OF AMERICA, INDIVIDUALLY AND AS AGENT FOR VARIOUS BANKS PARTY TO CREDIT AGREEMENTS, AIM FLOATING RATE FUND, ET AL., in the United States Bankruptcy Court for the Southern District of New York, Case No. 02-41729, filed July 6, 2003. This is an adversary proceeding by Adelphia Communications Corp. ("Adelphia") and related parties, along with its Official Committee of Unsecured Creditors, against more than 360 banks, financial services companies, insurance companies, investment banks, mutual funds and other parties that had arranged for the sale of, or purchased the bank debt of, Adelphia or its related parties. Named defendants include AIM Floating Rate Fund as a purchaser of this bank debt. The Complaint alleges that the purchasers of this bank debt knew, or should have known, that the loan proceeds would not benefit Adelphia, but instead would be used to enrich Adelphia insiders. It seeks avoidance of the loans and recovery of intentionally fraudulent transfers. AIM Floating Rate Fund and similarly situated non-agent bank lenders have negotiated a resolution to their claims as creditors in the Adelphia bankruptcy; however, this adversary proceeding will continue. On June 11, 2007, the judge in this adversary proceeding ruled on the Agent Banks' Motions to Dismiss dismissing some of the claims but leaving most of the suit intact. Plaintiffs filed their Amended Complaint against almost 700 defendants on October 19, 2007; but made no new allegations against AIM Floating Rate Fund. This latest Complaint adds hundreds of new defendants and makes materially different claims and is much more than a repleading of the prior Complaint's allegations. AIM Floating Rate Fund is still the only Invesco-related named as a defendant. On December 21, 2007, the AIM Floating Rate Fund's group of defendants filed its Motion to Dismiss.

                                                      PART C

                                                 OTHER INFORMATION

Item 23.                   Exhibits

a (1)     -    (a) Amended and Restated Agreement and Declaration of Trust of
               Registrant, dated September 14, 2005.(17)

          - (b) Amendment No. 1, dated October 27, 2005, to the Amended and Restated Agreement and Declaration of Trust of Registrant, dated September 14, 2005.(18)

          - (c) Amendment No. 2, dated May 24, 2006, to the Amended and Restated Agreement and Declaration of Trust of Registrant, dated September 14, 2005.(21)

          - (d) Amendment No. 3, dated July 5, 2006, to the Amended and Restated Agreement and Declaration of Trust of Registrant, dated September 14, 2005.(21)

          - (e) Amendment No. 4, dated November 8, 2006, to the Amended and Restated Agreement and Declaration of Trust of Registrant, dated September 14, 2005.(21)

          (f) Form of Amendment No. 5, dated May 1, 2008, to the Amended and Restated Agreement and Declaration of Trust of Registrant, dated September 14, 2005.(23)

b (1)     -    (a) Amended and Restated Bylaws of Registrant, adopted effective
               September 14, 2005.(17)

          - (b) Amendment No. 1, dated August 1, 2006, to the Amended and Restated Bylaws of Registrant, adopted effective September 14, 2005.(21)

          - (c) Amendment No. 2, dated March 23, 2007, to the Amended and Restated Bylaws of Registrant, adopted effective September 14, 2005.(22)

          - (d) Amendment No. 3, dated January 1, 2008, to the Amended and Restated Bylaws of Registrant, adopted effective September 14, 2005.(23)

c         -    Articles II, VI, VII, VIII and IX of Registrant's Amended and
               Restated Agreement and Declaration of Trust, as amended, and Articles IV, V and VI of the Amended and Restated Bylaws, define rights of holders of shares.(9)

d (1)     -    (a) Master Investment Advisory Agreement, dated June 5, 2000, between the Registrant and A I M Advisors, Inc.(6)

          - (b) Amendment No. 1, dated September 11, 2000, to the Master Investment Advisory Agreement, dated June 5, 2000, between the Registrant and A I M Advisors, Inc.(6)

          - (c) Amendment No. 2, dated September 1, 2001, to the Master Investment Advisory Agreement, dated June 5, 2000, between the Registrant and A I M Advisors, Inc.(8)

          - (d) Amendment No. 3, dated July 1, 2002, to the Master Investment Advisory Agreement, dated June 5, 2000, between the Registrant and A I M Advisors, Inc.(10)

          - (e) Amendment No. 4, dated September 23, 2002, to the Master Investment Advisory Agreement, dated June 5, 2000, between the Registrant and A I M Advisors, Inc.(10)

          - (f) Amendment No. 5, dated November 4, 2003, to the Master Investment Advisory Agreement, dated June 5, 2000, between the Registrant and A I M Advisors, Inc.(12)

          - (g) Amendment No. 6, dated March 31, 2004, to the Master Investment Advisory Agreement, dated June 5, 2000, between the Registrant and A I M Advisors, Inc.(13)

          - (h) Amendment No. 7, dated April 30, 2004, to the Master Investment Advisory Agreement, dated June 5, 2000, between the Registrant and A I M Advisors, Inc.(13)

          - (i) Amendment No. 8, dated April 29, 2005, to the Master Investment Advisory Agreement, dated June 5, 2000, between Registrant and A I M Advisors, Inc.(16)

          - (j) Amendment No. 9, dated October 31, 2005, to the Master Investment Advisory Agreement, dated June 5, 2000, between Registrant and A I M Advisors, Inc.(18)

          - (k) Amendment No. 10, dated January 31, 2007, to the Master Investment Advisory Agreement, dated June 5, 2000, between Registrant and A I M Advisors, Inc.(22)

          - (l) Amendment No. 11, dated July 1, 2007, to the Master Investment Advisory Agreement, dated June 5, 2000, between Registrant and A I M Advisors, Inc.(23)

(2)       -    Form of Master Intergroup Sub-Advisory Contract for Mutual Funds
               between Invesco Aim Advisors, Inc. on behalf of Registrant, and each of Invesco Trimark Investment Management Inc., Invesco Asset
               Management Deutschland GmbH, Invesco Asset Management Ltd.,
               Invesco Asset Management (Japan) Limited, Invesco Australia
               Limited, Invesco Global Asset Management (N.A.), Inc., Invesco
               Hong Kong Limited, Invesco Institutional (N.A.), Inc. and Invesco
               Senior Secured Management, Inc. (23)

e (1)     -    (a) First Restated Master Distribution Agreement, made as of
               August 18, 2003, as subsequently amended, and as restated
               September 20, 2006, by and between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc.(21)

          - (b) Amendment No. 1, dated December 8, 2006, to the First Restated Master Distribution Agreement, made as of August 18, 2003, as subsequently amended, and as restated September 20, 2006, by and between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc.(22)

          - (c) Amendment No. 2, dated January 31, 2007, to the First Restated Master Distribution Agreement, made as of August 18, 2003, as subsequently amended, and as restated September 20, 2006, by and between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc.(22)

          - (d) Amendment No. 3, dated February 28, 2007, to the First Restated Master Distribution Agreement, made as of August 18, 2003, as subsequently amended, and as restated September 20, 2006, by and between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc.(22)

          - (e) Amendment No. 4, dated March 9, 2008, to the First Restated Master Distribution Agreement, made as of August 18, 2003, as subsequently amended, and as restated September 20, 2006, by and between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc.(22)

          - (f) Amendment No. 5, dated April 23, 2007, to the First Restated Master Distribution Agreement, made as of August 18, 2003, as subsequently amended, and as restated September 20, 2006, by and between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc.(23)

          - (g) Amendment No. 6, dated September 28, 2007, to the First Restated Master Distribution Agreement, made as of August 18, 2003, as subsequently amended, and as restated September 20, 2006, by and between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc.(23)

          - (h) Amendment No. 7, dated December 20, 2007, to the First Restated Master Distribution Agreement, made as of August 18, 2003, as subsequently amended, and as restated September 20, 2006, by and between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc.(23)

(2)       -    (a) First Restated Master Distribution Agreement, made as of
               August 18, 2003, as subsequently amended, and as restated
               September 20, 2006, by and between Registrant (Class B Shares) and A I M Distributors, Inc. (21)

          - (b) Amendment No. 1, dated January 31, 2007, to the First Restated Master Distribution Agreement, made as of August 18, 2003, as subsequently amended, and as restated September 20, 2006, by and between Registrant (Class B Shares) and A I M Distributors, Inc. (22)

          - (c) Amendment No. 2, dated February 28, 2007, to the First Restated Master Distribution Agreement, made as of August 18, 2003, as subsequently amended, and as restated September 20, 2006, by and between Registrant (Class B Shares) and A I M Distributors, Inc. (22)

          - (d) Amendment No. 3, dated March 9, 2007, to the First Restated Master Distribution Agreement, made as of August 18, 2003, as subsequently amended, and as restated September 20, 2006, by and between Registrant (Class B Shares) and A I M Distributors, Inc.
               (22)

          - (e) Amendment No. 4, dated April 23, 2007, to the First Restated Master Distribution Agreement, made as of August 18, 2003, as subsequently amended, and as restated September 20, 2006, by and between Registrant (Class B Shares) and A I M Distributors, Inc.(23)

(3)       -    Form of Selected Dealer Agreement for Investment Companies
               Managed by A I M Advisors, Inc.(6)

(4)       -    Form of Bank Selling Group Agreement between A I M Distributors,
               Inc. and banks.(3)
f (1)     -    Form of AIM Funds Retirement Plan for Eligible
               Directors/Trustees, as restated January 1, 2005.(21)

(2)       -    (a) Form of AIM Funds Director Deferred Compensation Agreement
               for Registrant's Non-Affiliated Directors, as amended September
               26, 2002.(10)

          - (b) Supplement, dated January 1, 2005, to Form of AIM Funds Director Deferred Compensation Agreement for Registrant's Non-Affiliated Directors, as amended September 26, 2002.(23)

g (1)     -    (a) Master Custodian Contract, dated May 1, 2000, between State
               Street Bank and Trust Company and Registrant.(6)

          - (b) Amendment No. 1 dated May 1, 2000, to Master Custodian Contract, dated May 1, 2000, between State Street Bank and Trust Company and Registrant.(6)

          - (c) Amendment, dated June 29, 2001, to Master Custodian Contract, dated May 1, 2000, between State Street Bank and Trust Company and Registrant.(7)

          - (d) Amendment, dated April 2, 2002, to the Master Custodian Contract, dated May 1, 2000, between State Street Bank and Trust Company and Registrant.(8)

          - (e) Amendment, dated September 8, 2004, to the Master Custodian Contract, dated May 1, 2000, between State Street Bank and Trust Company and Registrant.(14)

          - (f) Amendment, dated February 8, 2006, to the Master Custodian Contract, dated May 1, 2000, between State Street Bank and Trust Company and Registrant.(19)

          - (g) Amendment, dated January 31, 2007, to the Master Custodian Contract, dated May 1, 2000, between State Street Bank and Trust Company and Registrant.(22)

(2)       -    (a) Subcustodian Agreement, dated September 9, 1994, among the
               Registrant, Texas Commerce Bank National Association, State
               Street Bank and Trust Company and A I M Fund Services, Inc.(7)

          - (b) Amendment No 1, dated October 2, 1998, to Subcustodian Agreement among the Registrant, Texas Commerce Bank National Association now known as Chase Bank of Texas, N.A., State Street Bank and Trust Company and A I M Fund Services, Inc.(7)

          - (c) Amendment No. 2, dated March 15, 2002, to Subcustodian Agreement among the Registrant, JP Morgan Chase Bank (formerly Chase Bank of Texas, N.A., and formerly Texas Commerce Bank National Association), State Street Bank and Trust Company and A I M Fund Services, Inc.(10)

          - (d) Amendment No. 3, dated May 1, 2004, to the Subcustodian Agreement, dated September 9, 1994, between Registrant, JPMorgan Chase Bank (formerly Chase Bank of Texas, N.A., State Street Bank and Trust Company and A I M Fund Services, Inc. (now known as AIM Investment Services, Inc.)(19)

(3)       -    Subcustodian Agreement, dated January 20, 1993, between State
               Street Bank and Trust Company and The Bank of New York.(7)

(4)       -    Foreign Assets Delegation Agreement, dated May 2, 2003, between
               Registrant and A I M Advisors, Inc.(23)

(5)       -    Foreign Assets Delegation Agreement, dated November 6, 2006, between Registrant and A I M Advisors, Inc.(23)

h (1)     -    (a) Third Amended and Restated Transfer Agency and Service
               Agreement, dated July 1, 2006, between Registrant and AIM
               Investment Services, Inc.(21)

          - (b) Amendment No. 1, dated July 1, 2007, to the Third Amended and Restated Transfer Agency and Service Agreement, dated July 1, 2006, between Registrant and AIM Investment Services, Inc.(23)

(2)       -    (a) Second Amended and Restated Master Administrative Services
               Agreement, dated July 1, 2006, between Registrant and A I M
               Advisors, Inc.(21)

          - (b) Amendment No. 1, dated January 31, 2007, to the Second Amended and Restated Master Administrative Services Agreement, dated July 1, 2006, between Registrant and A I M Advisors, Inc.(22)

(3)

          - (a) Third Amended and Restated Memorandum of Agreement, dated July 1, 2007, between Registrant and A I M Advisors, Inc. regarding Securities Lending Waiver with respect to all Funds.(23)

          - (b) Memorandum of Agreement, regarding expense limitations, dated April 1, 2007, between Registrant (on behalf of AIM Global Equity Fund, AIM Conservative Allocation Fund, AIM Growth Allocation Fund, AIM Income Allocation Fund, AIM Independence Now Fund, AIM Independence 2010 Fund, AIM Independence 2020 Fund, AIM Independence 2030 Fund, AIM Independence 2040 Fund, AIM Independence 2050 Fund, AIM International Allocation Fund, AIM Moderate Allocation Fund, AIM Moderate Growth Allocation Fund, AIM Moderately Conservative Allocation Fund and AIM Small Cap Growth Fund) and A I M Advisors, Inc.(22)

          - (c) Memorandum of Agreement, regarding Affiliated Money Market Fund Waiver, dated July 1, 2007 between Registrant and A I M Advisors, Inc.(23)

(4)       -    Third Amended and Restated Interfund Loan Agreement, dated
               December 30, 2005, between Registrant and A I M Advisors, Inc.
               (21)

(5)       -    (a) Agreement and Plan of Reorganization, dated July 30, 2003, between Registrant and AIM Series Trust, a Delaware statutory trust, previously filed with the Proxy Statement of AIM Series
               Trust on August 1, 2003, is hereby incorporated by reference.

          - (b) Agreement and Plan of Reorganization, dated November 14, 2005, between Registrant and AIM Stock Funds, a Delaware statutory trust, previously filed with the Proxy Statement of AIM Stock Funds on November 16, 2005, is hereby incorporated by reference.

(6)       -    Expense Reimbursement Agreement, dated June 30, 2003, between
               Registrant and A I M Fund Services, Inc. (now known as AIM
               Investment Services, Inc.)(13)

i         -    Legal Opinion - None.

j (1)      -   Consent of Stradley Ronon Stevens & Young, LLP.(24)



  (2)      -   Consent of PricewaterhouseCoopers LLP.(24)



k          -   Financial Statements for the period ended December 31, 2007, are incorporated by reference to the Funds' annual report to shareholders contained in the Registrant's Form N-CSR filed on March 7, 2008.


l (1)      -   (a) Initial Capital Agreement dated April 29, 2004, for AIM
               Aggressive Allocation Fund, AIM Conservative Allocation Fund and
               AIM Moderate Allocation Fund.(13)

           - (b) Initial Capital Agreement dated April 28, 2005, for AIM Moderate Growth Allocation Fund and AIM Moderately Conservative Allocation Fund.(16)


           - (c) Initial Capital Agreement dated October 31, 2005, for AIM Income Allocation Fund and AIM International Allocation Fund.(18)


           - (d) Initial Capital Agreement dated January 29, 2007, for AIM Independence Now Fund, Aim Independence 2010 Fund, AIM Independence 2020 Fund, AIM Independence 2030 Fund, AIM Independence 2040 Fund and AIM Independence 2050 Fund.(22)

m (1)      -   (a) First Restated Master Distribution Plan, effective as of
               August 18, 2003, as subsequently amended, and as restated
               September 20, 2006 (Class A Shares).(21)

           - (b) Amendment No. 1, dated January 31, 2007, to the First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class A Shares).(22)

           - (c) Amendment No. 2, dated February 28, 2007, to the First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class A Shares).(22)

           - (d) Amendment No. 3, dated March 9, 2007, to the First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class A Shares).(22)

           - (e) Amendment No. 4, dated April 23, 2007, to the First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class A Shares).(23)

  (2)      -   (a) First Restated Master Distribution Plan, effective as of
               August 18, 2003, as subsequently amended, and as restated
               September 20, 2006 (Class B Shares) (Securitization Feature).(21)

           - (b) Amendment No. 1, dated January 31, 2007, to the First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class B Shares)(Securitization Feature).(22)

           - (c) Amendment No. 2, dated February 28, 2007, to the First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class B Shares)(Securitization Feature).(22)

          - (d) Amendment No. 3, dated March 9, 2007, to the First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class B Shares) (Securitization Feature).(22)


          - (e) Amendment No. 4, dated April 23, 2007, to the First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class B Shares) (Securitization Feature).(23)

(3)       -    (a) First Restated Master Distribution Plan, effective as of
               August 18, 2003, as subsequently amended, and as restated
               September 20, 2006 (Class C Shares).(21)

          - (b) Amendment No. 1, dated January 31, 2007, to the First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class C Shares).(22)

          - (c) Amendment No. 2, dated February 28, 2007, to the First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class C Shares).(22)

          - (d) Amendment No. 3, dated March 9, 2007, to the First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class C Shares).(22)

          - (e) Amendment No. 4, dated April 23, 2007, to the First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class C Shares).(23)

(4)       -    (a) First Restated Master Distribution Plan, effective as of
               August 18, 2003, as subsequently amended, and as restated
               September 20, 2006 (Class R Shares).(21)

          - (b) Amendment No. 1, dated January 31, 2007, to the First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class R Shares).(22)

          - (c) Amendment No. 2, dated February 28, 2007, to the First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class R Shares).(22)

(5)       -    (a) First Restated Master Distribution Plan, effective as of July
               1, 2004, as subsequently amended, and as restated September 20, 2006 (Reimbursement) (Investor Class Shares).(21)

(6)       -    Master Related Agreement to First Restated Master Distribution
               Plan (Class A Shares).(21)

(7)       -    Master Related Agreement to First Restated Master Distribution
               Plan (Class C Shares).(21)

(8)       -    Master Related Agreement to First Restated Master Distribution
               Plan (Class R Shares).(21)

(9)       -    Master Related Agreement to First Restated Master Distribution
               Plan (Reimbursement) (Investor Class Shares).(21)
n (1)     -    (a) Twelfth Amended and Restated Multiple Class Plan of The AIM
               Family of Funds(R) effective December 12, 2001 as amended and restated.(23)

          - (b) Thirteenth Amended and Restated Multiple Class Plan of The AIM Family of Funds(R) effective December 12, 2001 as amended and restated.(23)

o         -    Reserved.

p(1)      -    AIM Funds, A I M Management Group Inc. Code of Ethics, adopted
               May 1, 1981, as last amended effective February 16, 2006, relating to A I M Management Group Inc., A I M Advisors, Inc., A
               I M Capital Management, Inc., AIM Private Asset Management, Inc.,
               A I M Distributors, Inc., Fund Management Company and all of their wholly owned and indirect subsidiaries.(21)

(2)       -    Code of Ethics relating to INVESCO Asset Management (Japan)
               Limited.(23)


(3)       -    INVESCO Code of Ethics, dated February 15, 2008, relating to
               Invesco Global Asset Management (N.A.), Inc., Invesco
               Institutional (N.A.), Inc. and Invesco Senior Secured Management,
               Inc.(24)


(4)       -    Invesco Staff Ethics and Personal Share Dealing, dated April
               2007, relating to Invesco Hong Kong Limited.(23)

(5)       -    INVESCO PLC Code of Conduct, revised July 2006, AIM Trimark
               Investments Addendum to the AMVESCAP Code of Conduct, revised
               April 2, 2007, Policy No. D-6 Gifts and Entertainment, revised
               April 2007, and Policy No. D-7 AIM Trimark Personal Trading
               Policy, revised March 2007, together the Code of Ethics relating to Invesco Trimark Investment Management Inc.(23)

(6)       -    Code of Ethics relating to Invesco Asset Management Deutschland
               GmbH.(23)

(7)       -    Code of Ethics relating to Invesco Asset Management Limited.(23)

(8)       -    INVESCO PLC Code of Conduct, revised July 2006, relating to
               Invesco Australia Limited.(23)


q         -    Powers of attorney for Baker, Bayley, Bunch, Crockett, Dowden,
               Fields, Flanagan, Frischling, Mathai-Davis, Pennock, Soll,
               Stickel and Taylor.(24)

(1)  Incorporated by reference to PEA No. 43, filed on June 1, 1998.

(2)  Incorporated by reference to PEA No. 45, filed on August 26, 1998.

(3)  Incorporated by reference to PEA No. 46, filed on February 12, 1999.

(4)  Incorporated by reference to PEA No. 47, filed on April 14, 1999.

(5)  Incorporated by reference to PEA No. 48, filed on April 28, 2000.

(6)  Incorporated by reference to PEA No. 49, filed on April 24, 2001.

(7)  Incorporated by reference to PEA No. 50, filed on December 28, 2001.

(8)  Incorporated by reference to PEA No. 51, filed on April 26, 2002.

(9)  Incorporated by reference to PEA No. 52, filed on April 24, 2003.

(10) Incorporated by reference to PEA No. 53, filed on April 24, 2003.

(11) Incorporated by reference to PEA No. 54, filed on August 28, 2003.

(12) Incorporated by reference to PEA No. 55, filed on February 13, 2004.

(13) Incorporated by reference to PEA No. 56, filed on April 30, 2004.

(14) Incorporated by reference to PEA No. 57, filed on February 11, 2005.

(15) Incorporated by reference to PEA No. 58, filed on April 26, 2005.

(16) Incorporated by reference to PEA No. 59, filed on August 11, 2005.

(17) Incorporated by reference to PEA No. 61, filed on October 28, 2005.

(18) Incorporated by reference to PEA No. 62, filed on November 1, 2005.

(19) Incorporated by reference to PEA No. 63, filed on February 23, 2006.

(20) Incorporated by reference to PEA No. 64, filed April 19, 2006.

(21) Incorporated by reference to PEA No. 65, filed November 13, 2006.

(22) Incorporated by reference to PEA No. 66, filed April 26, 2007.


(23) Incorporated by reference to PEA No. 67, filed February 11, 2008.



(24)



     Filed herewith electronically.


Item 24. Persons Controlled by or Under Common Control With the Fund

                                      None.

Item 25. Indemnification

     Indemnification provisions for officers, trustees, and employees of the Registrant are set forth in Article VIII of the Registrant's Amended and Restated Agreement and Declaration of Trust and Article VIII of its Amended and Restated Bylaws, and are hereby incorporated by reference. See Item 23(a) and (b) above. Under the Amended and Restated Agreement and Declaration of Trust effective as of September 14, 2005, as amended, (i) Trustees or officers, when acting in such capacity, shall not be personally liable for any act, omission or obligation of the Registrant or any Trustee or officer except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with the Trust; (ii) every Trustee, officer, employee or agent of the Registrant shall be indemnified to the fullest extent permitted under the Delaware Statutory Trust act, the Registrant's Bylaws and other applicable law; (iii) in case any shareholder or former shareholder of the Registrant shall be held to be personally liable solely by reason of his being or having been a shareholder of the Registrant or any portfolio or class and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or general successor) shall be entitled, out of the assets belonging to the applicable portfolio (or allocable to the applicable class), to be held harmless from and indemnified against all loss and expense arising from such liability in accordance with the Bylaws and applicable law. The Registrant, on behalf of the affected portfolio (or class), shall upon request by the shareholder, assume the defense of any such claim made against the shareholder for any act or obligation of that portfolio (or class).

     The Registrant and other investment companies and their respective officers and trustees are insured under a joint Mutual Fund Directors and Officers Liability Policy, issued by ICI Mutual Insurance Company and certain other domestic insurers, with limits up to $60,000,000 (plus an additional $20,000,000 limit that applies to independent directors/trustees only).

     Section 16 of the Master Investment Advisory Agreement between the Registrant and Invesco Aim provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of Invesco Aim or any of its officers, directors or employees, that Invesco Aim shall not be subject to liability to the Registrant or to any series of the Registrant, or to any shareholder of any series of the Registrant for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of Invesco Aim to any series of the Registrant shall not automatically impart liability on the part of Invesco Aim to any other series of the Registrant. No series of the Registrant shall be liable for the obligations of any other series of the Registrant.

     Effective May 1, 2008, Section 9 of the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Sub-Advisory Contract") between Invesco Aim Advisors, Inc., on behalf of Registrant, and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Ltd., Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Investment Management Inc. (each a "Sub-Advisor", collectively the "Sub-Advisors") provides that the Sub-Advisor shall not be liable for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by any series of the Registrant or the Registrant in connection with the matters to which the Sub-Advisory Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor in the performance by the Sub-advisor of its duties or from reckless disregard by the Sub-Advisor of its obligations and duties under the Sub-Advisory Contract.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in connection with the successful defense of any action suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered hereby, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by final adjudication of such issue.

Item 26. Business and Other Connections of Investment Advisor


     The only employment of a substantial nature of the Advisor's directors and officers is with Invesco Aim and its affiliated companies. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Ltd., Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Investment Management Inc. (each a "Sub-Advisor", collectively the "Sub-Advisors") reference is made to Form ADV filed under the Investment Advisers Act of 1940 by each Sub-Advisor herein incorporated by reference. Reference is also made to the caption "Fund Management - The Advisor" in the Prospectus which comprises Part A of the Registration Statement, and to the caption "Investment Advisory and Other Services" of the Statement of Additional Information which comprises Part B of the Registration Statement, and to Item 27(b) of this Part C.


Item 27. Principal Underwriters

(a) Invesco Aim Distributors, Inc., the Registrant's principal underwriter, also acts as a principal underwriter to the following investment companies:


     AIM Core Allocation Portfolio Series
     AIM Counselor Series Trust
     AIM Equity Funds
     AIM Funds Group
     AIM International Mutual Funds
     AIM Investment Funds
     AIM Investment Securities Funds
     AIM Sector Funds
     AIM Stock Funds
     AIM Summit Fund
     AIM Tax-Exempt Funds
     AIM Treasurer's Series Trust
     AIM Variable Insurance Funds
     PowerShares Actively Managed Exchange-Traded Fund Trust
     PowerShares Exchange-Traded Fund Trust
     PowerShares Exchange-Traded Fund Trust II
     PowerShares India Exchange-Traded Fund Trust
     Short-Term Investments Trust


(b) The following table sets forth information with respect to each director, officer or partner of Invesco Aim Distributors, Inc.

                                           Positions and Offices with
Name and Principal Business Address*               Underwriter              Positions and Offices with Fund
-----------------------------------    ----------------------------------   --------------------------------
Philip A. Taylor                       Director                             Trustee, President and Principal
                                                                            Executive Officer

John S. Cooper                         President                            None

William Hoppe, Jr.                     Executive Vice President             None

Karen Dunn Kelley                      Executive Vice President             Vice President

                                           Positions and Offices with
Name and Principal Business Address*               Underwriter              Positions and Offices with Fund
-----------------------------------    ----------------------------------   --------------------------------
Brian Lee                              Executive Vice President             None

Ben Utt                                Executive Vice President             None

Patrick R. Bray                        Senior Vice President                None

LuAnn S. Katz                          Senior Vice President                None

Ivy B. McLemore                        Senior Vice President                None

Lyman Missimer III                     Senior Vice President                Assistant Vice President

David J. Nardecchia                    Senior Vice President                None

Margaret A. Vinson                     Senior Vice President                None

Gary K. Wendler                        Director and Senior Vice President   None

Scott B. Widder                        Senior Vice President                None

John M. Zerr                           Director, Senior Vice President      Senior Vice President, Secretary
                                       and Secretary                        and Chief Legal Officer

David A. Hartley                       Treasurer and Chief Financial        None
                                       Officer

Lance A. Rejsek                        Anti-Money Laundering Compliance     Anti-Money Laundering Compliance
                                       Officer                              Officer

Rebecca Starling-Klatt                 Chief Compliance Officer and         None
                                       Assistant Vice President


*    11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173

(c)  Not applicable

Item 28. Location of Accounts and Records

     Invesco Aim Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, will maintain physical possession of each such account, book or other document of the Registrant at its principal executive offices, except for those relating to certain transactions in portfolio securities that are maintained by the Registrant's Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110-2801, and the Registrant's Transfer Agent and Dividend Paying Agent, Invesco Aim Investment Services, Inc., P. O. Box 4739, Houston, Texas 77210-4739.

     Effective May 1, 2008, records may also be maintained at the offices of:

     Invesco Asset Management Deutschland GmbH
     Bleichstrasse 60-62
     Frankfurt, Germany 60313

     Invesco Asset Management Ltd.
     30 Finsbury Square
     London, United Kingdom
     EC2A 1AG

     Invesco Asset Management (Japan) Limited
     25th Floor, Shiroyama Trust Tower
     3-1, Toranoman 4-chome, Minato-Ku
     Tokyo, Japan 105-6025

     Invesco Australia Limited
     333 Collins Street, Level 26
     Melbourne Vic 3000, Australia

     Invesco Global Asset Management (N.A.), Inc.
     One Midtown Plaza
     1360 Peachtree Street, N.E.
     Atlanta, Georgia 30309

     Invesco Hong Kong Limited
     32nd Floor
     Three Pacific Place
     1 Queen's Road East
     Hong Kong

     Invesco Institutional (N.A.), Inc.
     One Midtown Plaza
     1360 Peachtree Street, N.E.
     Atlanta, Georgia 30309

     Invesco Senior Secured Management, Inc.
     1166 Avenue of the Americas
     New York, NY 10036

     Invesco Trimark Investment Management Inc.
     5140 Yonge Street
     Suite 900
     Toronto, Ontario
     Canada M2N 6X7

Item 29. Management Services

     None.

Item 30. Undertakings

     None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, Texas on the 28th day of April, 2008.

                                        REGISTRANT: AIM GROWTH SERIES


                                        By: /s/ Philip A. Taylor
                                            ------------------------------------
                                            Philip A. Taylor, President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

              SIGNATURES                            TITLE                    DATE
-------------------------------------   -----------------------------   --------------


/s/ Philip A. Taylor                         Trustee & President        April 28, 2008
-------------------------------------   (Principal Executive Officer)
(Philip A. Taylor)


/s/ Bob R. Baker*                                  Trustee              April 28, 2008
-------------------------------------
(Bob R. Baker)


/s/ Frank S. Bayley*                               Trustee              April 28, 2008
-------------------------------------
(Frank S. Bayley)


/s/ James T. Bunch*                                Trustee              April 28, 2008
-------------------------------------
(James T. Bunch)


/s/ Bruce L. Crockett*                         Chair & Trustee          April 28, 2008
-------------------------------------
(Bruce L. Crockett)


/s/ Albert R. Dowden*                              Trustee              April 28, 2008
-------------------------------------
(Albert R. Dowden)


/s/ Martin L. Flanagan*                            Trustee              April 28, 2008
-------------------------------------
(Martin L. Flanagan)


/s/ Jack M. Fields*                                Trustee              April 28, 2008
-------------------------------------
(Jack M. Fields)


/s/ Carl Frischling*                               Trustee              April 28, 2008
-------------------------------------
(Carl Frischling)


/s/ Prema Mathai-Davis*                            Trustee              April 28, 2008
-------------------------------------
(Prema Mathai-Davis)


/s/ Lewis F. Pennock*                              Trustee              April 28, 2008
-------------------------------------
(Lewis F. Pennock)


/s/ Larry Soll*                                    Trustee              April 28, 2008
-------------------------------------
(Larry Soll)



/s/ Raymond Stickel, Jr.*                          Trustee              April 28, 2008
-------------------------------------
(Raymond Stickel, Jr.)


/s/ Sidney M. Dilgren                     Vice President & Treasurer    April 28, 2008
-------------------------------------      (Principal Financial and
(Sidney M. Dilgren)                          Accounting Officer)


*By /s/ Philip A. Taylor
    ---------------------------------
    Philip A. Taylor
    Attorney-in-Fact

* Philip A. Taylor, pursuant to powers of attorney dated March 26, 2008, filed herewith.

                                      INDEX

Exhibit


Number    Description
------    -----------
j(1)      Consent of Stradley Ronon Stevens & Young, LLP

j(2)      Consent of PricewaterhouseCoopers LLP

p(3)      INVESCO Code of Ethics, dated February 15, 2008, relating to Invesco
          Global Asset Management (N.A.), Inc., Invesco Institutional (N.A.),
          Inc. and Invesco Senior Secured Management, Inc.

q         Powers of Attorney for Baker, Bayley, Bunch, Crockett, Dowden, Fields,
          Flanagan, Frischling, Mathai-Davis, Pennock, Soll, Stickel and Taylor